UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2011

Date of reporting period:	12/31/2011

Item 1 –	Reports to Stockholders

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2011

This report is one of several that provides financial information about certain investment choices available under variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call (888)778-2888, and owners of variable life insurance contracts should call (800)778-2255 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone numbers referenced above, for variable annuity and variable life insurance contract owners.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2011

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST Advanced Strategies Portfolio	A64
	AST Balanced Asset Allocation Portfolio	A108
	AST Capital Growth Asset Allocation Portfolio	A112
	AST CLS Growth Asset Allocation Portfolio	A116
	AST CLS Moderate Asset Allocation Portfolio	A119
	AST FI Pyramis Asset Allocation Portfolio	A122
	AST First Trust Balanced Target Portfolio	A143
	AST First Trust Capital Appreciation Target Portfolio	A156
	AST Horizon Growth Asset Allocation Portfolio	A167
	AST Horizon Moderate Asset Allocation Portfolio	A170
	AST Investment Grade Bond Portfolio	A173
	AST JPMorgan Strategic Opportunities Portfolio	A193
	AST PIMCO Limited Maturity Bond Portfolio	A252
	AST PIMCO Total Return Bond Portfolio	A271
	AST Preservation Asset Allocation Portfolio	A310
	AST Schroders Multi-Asset World Strategies Portfolio	A314
	AST T. Rowe Price Asset Allocation Portfolio	A341

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2011

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

Advanced Series Trust	January 31, 2012

PRESIDENT

STEPHEN PELLETIER

Advanced Series Trust, Academic Strategies Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-2.66%	0.18%	2.05%
Blended Index	-0.39	1.49	3.67
S&P 500 Index	2.09	-0.25	2.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Academic Strategies Asset Allocation Portfolio declined by 2.66%.

The Portfolio’s investment objective is long-term capital appreciation. It is subadvised by Alpha Simplex Group, LLC, AQR Capital Management, LLC/CNH Partners, LLC, Bache Asset Management (formerly Prudential Bache Asset Management) from July 1, 2011 until October 14, 2011. First Quadrant, L.P., J.P. Morgan Investment Management, Inc., Jefferies Group, Inc. effective the end of business October 14, 2011, Jennison Associates LLC, Pacific Investment Management Company LLC, Prudential Bache Asset Management through the end of business of June 30, 2011, and Quantitative Management Associates LLC.

The investment team attempts to outperform its benchmark in three ways. First, long-term strategic asset allocation guidelines were developed in consultation with Advanced Quantitative Consulting. Then, Quantitative Management Associates (QMA) can tactically over- or underweight asset classes versus these strategic guidelines in accordance with their views of the overall market. Finally, the Prudential Investments research team selects investment subadvisers (both traditional and non-traditional) to make the bottom-up security decisions within each asset class. In 2011 strategic asset allocation, tactical asset allocation, and subadvisers allocations all detracted from results.

Strategic asset allocation was the largest detractor, particularly its emphasis on small- and mid-cap stocks and the value style within the domestic equity portion of the portfolio. The broad diversification of the Portfolio also hurt its performance relative to its benchmark. It had an allocation to emerging markets, which had an even worse year than other international markets as investors turned to the familiar and secure, and its real estate diversification into global markets hurt its relative performance.

Tactical asset allocation detracted slightly from results, primarily from underweighting inflation-protected Treasury bonds and domestic real estate investment trusts and overweighting emerging markets stocks. These factors were partially offset by underweights in foreign developed markets stocks and in commodities, and by an overweight in emerging markets bonds, which performed well. Exposure to market volatility derivatives and to gold-oriented ETFs helped relative performance, particularly during the volatile third quarter.

The year presented a particularly difficult environment for active stock managers, as markets were driven by economic events rather than by company-specific fundamentals, with most stocks performing in lockstep. Less than a fifth of U.S. large-cap core stock or intermediate investment grade bond mutual funds outperformed their indexes. The Portfolio’s active subadvisers also detracted from relative performance. Significant exceptions were wide outperformances in commodities and international bonds. The Portfolio also benefited from its exposure to certain non-traditional investment strategies: QMA Market Neutral Strategy, AQR Diversified Arbitrage, Alpha Simplex Hedge Fund Replication, and First Quadrant Tactical Currency.

Some components of the Portfolio use derivatives. QMA uses futures to help manage cash flows and express asset allocation views. Commodity exposure, currently managed by Jefferies Asset Management, is effected primarily through commodity futures contracts. Bond managers use derivatives to manage portfolio risk, for liquidity, and to exploit market inefficiencies. The Portfolio also maintains an allocation to non-traditional investment strategies, some of which (Alpha Simplex Hedge Fund Beta Replication, First Quadrant Global Macro, and First Quadrant Tactical Currency Alpha) are derivative-based strategies. Others, such as AQR Diversified Arbitrage, use derivatives to hedge certain exposures.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Dow Jones UBS Commodity Total Return Index (10%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trust, and BofA ML 3-Month U.S. Treasury Bill Index (15%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC and Quantitative Management Associates are registered investment advisors and Prudential Financial companies.

Advanced Series Trust, Advanced Strategies Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.11%	2.00%	3.09%
Blended Index	0.17	1.44	2.83
S&P 500 Index	2.09	-0.25	1.63

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Advanced Strategies Portfolio returned 0.11%.

The Portfolio uses the latest strategies of leading subadvisers to provide exposure to both traditional investments and non-traditional asset classes with the goal of a high absolute return. Quantitative Management Associates LLC (QMA) and Prudential Investments allocate the Portfolio’s assets to different strategies and among the following subadvisers, LSV Asset Management, Marsico Capital Management LLC, Pacific Investment Management Company LLC, T. Rowe Price Associates, Inc. and William Blair & Company, LLC. The Portfolio’s investment objective is a high level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equities and fixed income securities, derivative instruments and exchange-traded funds.

The Portfolio seeks to outperform a Blended Index (defined below), which returned 0.17% in 2011.

Subadviser allocations added slightly to performance relative to the blended index, while tactical asset allocation (short-term moves among asset classes) detracted slightly. Overall, strategic asset allocation contributed positively; both an underweight in small-cap stocks and an allocation to emerging markets bonds proved profitable. (The structural underweight in small-cap stocks was removed in the fourth quarter of 2011 when a new component was added that allowed the Portfolio to invest in small cap Portfolios of the Advanced Series Trust.) Tactical (shorter-term) underweights in core, non-US government, and inflation-protected Treasury bonds all detracted from relative performance in 2011.

Both domestic stock subadvisers, T. Rowe Price for large-cap value and Marsico for large-cap growth, detracted from performance. The international stock subadvisers, William Blair for growth and LSV for value, outperformed their respective benchmarks, as did all the bond allocations (total return, real return, and hedged international), each subadvised by PIMCO.

Some of the Portfolio’s asset strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The fixed income strategies use derivatives to manage portfolio risk, for liquidity, and to exploit market inefficiencies. The Portfolio’s active overlay component, managed by QMA, uses both exchange-traded funds (ETFs) and futures to manage cash flows and provide liquidity for the Portfolio. It also uses these instruments to implement tactical asset allocation decisions. Overall, the Portfolio’s fixed income subadvisers and real return portions contributed positively to performance during the period, while performance of the active overlay was neutral versus the benchmark.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Barclays Capital U.S. TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Wilshire U.S. REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Balanced Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-1.22%	1.25%	2.78%
Blended Index	2.44	2.55	4.23
S&P 500 Index	2.09	-0.25	2.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Balanced Asset Allocation Portfolio declined by 1.22%.

The Portfolio is a fund of funds that aims to achieve its investment objective of the highest potential total return consistent with a specified level of risk tolerance, by investing in a diversified group of underlying portfolios. The level of risk tolerance determines a performance target of the blended index (the Index, defined below). The asset allocation strategy is determined by Prudential Investments, LLC and Quantitative Management Associates LLC (QMA), with the latter responsible for tactical (short-term) changes in allocation.

The Blended Index rose 2.44% for the year.

Active stock and bond managers generally had weak performance relative to their benchmarks in both domestic and international markets, with indexes outperforming the median fund in many styles of investing. The Portfolio’s Blended Index (48% Russell 3000, 40% Barclays Capital U.S. Aggregate Bond and 12% MSCI EAFE) outperformed more than 75% of the funds in the Lipper VP Mixed Asset Target Allocation Moderate universe. The Portfolio’s underperformance was largely the result of subadviser-specific performance, as well as allocations among subadviser and asset classes.

Core fixed income bonds and domestic large-cap stocks had the worst relative performance, particularly a significant allocation to the AST PIMCO Total Return Bond Portfolio. In stocks, the AST Goldman Sachs Concentrated Growth, AST Large-Cap Value (co-managed by Eaton Vance and Hotchkis & Wiley), and AST Jennison Large-Cap Value Portfolios were among the largest detractors. Although the AST Small-Cap Growth (managed by Eagle Asset Management), AST Goldman Sachs Small-Cap Value, and AST Neuberger Berman Mid-Cap Growth Portfolios beat their targets, the small allocation to these categories limited their overall impact.

Tactical asset allocation (short term changes in asset allocation) had a moderately negative impact over the course of the year, particularly the allocations to non-benchmark stock classes. An allocation to emerging markets stocks, among the world’s worst performing asset classes in 2011, detracted, as did a small allocation to natural resources stocks. However, an allocation to high yield bonds partially offset the impact. An underweight in developed market international stocks and an overweight in growth versus value stocks in the domestic market also added value.

The fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Capital Growth Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-2.43%	-0.20%	1.99%
Blended Index	0.96	1.35	3.54
S&P 500 Index	2.09	-0.25	2.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/5/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Capital Growth Asset Allocation Portfolio declined by 2.43%.

The Portfolio is a fund of funds. It aims to achieve its investment objective of the highest potential return consistent with a specified level of risk tolerance, by investing in a diversified group of underlying portfolios. The level of risk tolerance determines a performance target of blended indexes (the Index, defined below). The asset allocation strategy is determined by Prudential Investments, LLC and Quantitative Management Associates LLC (QMA), with the latter responsible for any tactical (short-term) changes in allocation.

It was generally a good year for bonds and a poor one for stocks, particularly for small-cap, value, and international stocks, including those of emerging market countries. The Portfolio’s Blended Index (60% Russell 3000, 25% Barclays Capital U.S. Aggregate, and 15% MSCI EAFE) rose only 0.96% for the year, but nonetheless was above more than 75% of the funds in the Lipper VP Mixed Asset Target Allocation Growth universe. Active stock and bond managers generally had weak performance relative to their benchmarks in both domestic and international markets, with the median funds trailing the indexes in many styles of investing.

The Portfolio’s underperformance was largely the result of the selections of its asset subadvisers and also of allocations among subadvisers and asset classes. The poorest relative performance came from the domestic large-cap stock, all of whom underperformed their respective indexes. The AST Goldman Sachs Concentrated Growth, AST Large-Cap Value (co-managed by Eaton Vance and Hotchkis & Wiley), and AST Jennison Large-Cap Value Portfolios were among the largest detractors from relative performance. A significant allocation to the AST PIMCO Total Return Bond Portfolio also detracted. However, the AST Small-Cap Growth (managed by Eagle Asset Management), AST Goldman Sachs Small-Cap Value, and AST Neuberger Berman Mid-Cap Growth portfolios beat their respective indexes, although the small allocation to these categories limited their impact.

Tactical asset allocation had a negative impact, particularly the allocations to non-benchmark stock classes. An allocation to emerging markets stocks, among the world’s worst performing asset classes in 2011, detracted, as did a small allocation to natural resources stocks. However, an allocation to high yield bonds partially offset the impact. Being underweight in developed international stocks and by weighting domestic growth stocks more than value stocks the portfolio experienced some relative gains.

The fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Growth Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.39%	1.37%
Blended Index	1.99	0.67
S&P 500 Index	2.09	-1.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month- end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST CLS Growth Asset Allocation Portfolio declined 2.39%.

The Portfolio’s investment objective is to seek the highest potential total return consistent with its level of risk tolerance. The Portfolio is subadvised by CLS Investments LLC.

It was a challenging year for stock markets in the United States and abroad. However, equity markets of economically developed nations other than the United States and Canada (as measured by the MSCI EAFE Index GD) underperformed the U.S. equity market (as measured by the Russell 3000 Index). The Portfolio finished the year in negative territory largely due to the particularly difficult environment for investing in international stock markets.

Early in the period, both the Russell 3000 Index and MSCI EAFE Index GD had gained. But increasing concerns about a worsening sovereign-debt crisis in the euro zone and deteriorating global economic prospects pressured stock prices, causing both indexes to post consecutive monthly declines from May through September. The U.S. stock market rebounded far more strongly in the fourth quarter of 2011 than markets of the other developed nations as a whole. Therefore, the Russell 3000 Index managed to deliver a slight gain for the year, including dividends. By contrast, the MSCI EAFE Index GD ended 2011 with a double-digit loss in U.S. dollar terms.

All sectors of the U.S. fixed income market delivered gains for the year. Despite Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA in August, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. During the fourth quarter, the Federal Reserve’s moves to hold down interest rates to stimulate economic growth known as “Operation Twist,” coupled with strong investor demand, helped push Treasury yields back down. This occurred even as signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil benefited risky assets such as high yield corporate “junk” bonds.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 1.99%. This was largely due to tactical asset allocation and subadviser selection. Tactical asset allocation had the greatest impact, primarily due to an underweight in equities relative to the Index throughout the period, but most significantly during the fourth quarter. Fixed income generally outpaced equity for the year but equity securities outperformed in the fourth quarter. An overweight to international securities relative to domestic securities also hurt returns as domestic securities generally outperformed international securities, particularly in the second half of the year.

Active subadvisers, in general, had a difficult time outperforming benchmarks. The correlations between U.S. stocks reached record levels. Stocks performed in synch, as markets were driven by economic events rather than company specific fundamentals. This resulted in a difficult environment for “bottom up” stock pickers. The active subadvisers of the underlying portfolios, particularly within the equity portion including the AST Goldman Sachs Concentrated Growth and AST Large-Cap Value Portfolios, faced similar challenges and, in aggregate, detracted from results. In its fixed-income portion, the largest drag on the Portfolio’s relative performance was the AST PIMCO Total Return Bond Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Moderate Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-1.82%	-0.29%
Blended Index	3.40	2.30
S&P 500 Index	2.09	-1.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST CLS Moderate Asset Allocation Portfolio declined 1.82%.

The Portfolio’s investment objective is to seek the highest potential total return consistent with its level of risk tolerance. The Portfolio is subadvised by CLS Investments LLC.

It was a challenging year for stock markets in the United States and abroad. However, equity markets of economically developed nations other than the United States and Canada (as measured by the MSCI EAFE Index GD) underperformed the U.S. equity market (as measured by the Russell 3000 Index). The Portfolio finished the year in negative territory largely due to the particularly difficult environment for investing in international stock markets.

Early in the period, both the Russell 3000 Index and MSCI EAFE Index GD had gained. But increasing concerns about a worsening sovereign-debt crisis in the euro zone and deteriorating global economic prospects pressured stock prices, causing both indexes to post consecutive monthly declines from May through September. The U.S. stock market rebounded far more strongly in the fourth quarter of 2011 than markets of the other developed nations as a whole. Therefore, the Russell 3000 Index managed to deliver a slight gain for the year, including dividends. By contrast, the MSCI EAFE Index GD ended 2011 with a double-digit loss in U.S. dollar terms.

All sectors of the U.S. fixed income market delivered gains for the year. Despite Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA in August, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. During the fourth quarter, the Federal Reserve’s moves to hold down interest rates to stimulate economic growth known as “Operation Twist,” coupled with strong investor demand, helped push Treasury yields back down. This occurred even as signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil benefited risky assets such as high yield corporate “junk” bonds.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 3.40%. This was largely due to tactical asset allocation and subadviser selection. Tactical asset allocation had the greatest impact, primarily due to an underweight in equities relative to the Blended Index throughout the period, but most significantly during the fourth quarter. Fixed income generally outpaced equity for the year, but equity securities outperformed in the fourth quarter. An overweight to international securities relative to domestic securities also hurt returns as domestic securities generally outperformed international securities, particularly in the second half of the year.

Active subadvisers, in general, had a difficult time outperforming benchmarks. The correlations between U.S. stocks reached record levels. Stocks performed in sync, as markets were driven by economic events rather than company specific fundamentals. This resulted in a difficult environment for “bottom up” stock pickers. The active subadvisers of the underlying portfolios, particularly within the equity portion including the AST Goldman Sachs Concentrated Growth and AST Large-Cap Value Portfolios, faced similar challenges and, in aggregate, detracted from results. In its fixed-income portion, the largest drag on the Portfolio’s relative performance was the AST PIMCO Total Return Bond Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, FI Pyramis® Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.47%	-0.55%
Blended Index	1.16	-0.23
S&P 500 Index	2.09	-1.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST FI Pyramis® Asset Allocation Portfolio declined 2.47%.

The Portfolio’s investment objective is to maximize total return. The Portfolio is subadvised by Pyramis Global Advisors, LLC, a unit of Fidelity Investments. A high yield corporate “junk” bond investment sleeve was added to the Portfolio on November 16, 2011, and an emerging market equity investment sleeve was added on December 14, 2011, bringing to eight its total number of investment strategies.

The Portfolio’s decline for the year primarily reflected poor security selection. The U.S. equity market reached a peak for the year in April, as measured by the S&P 500 Index, but declined for the next five months due to investor anxiety over the global economic outlook and a worsening euro zone sovereign-debt crisis. In the fourth quarter, signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil sent stock prices higher, enabling the S&P 500 Index to deliver a modest gain for the year including dividends.

Meanwhile, stock markets of developed nations other than Canada and the United States finished the period with a double-digit loss in U.S. dollar terms, according to the MSCI EAFE Index GD. Not surprisingly, some of the largest losses were in markets of euro zone nations such as Greece and Austria.

All sectors of the U.S. bond market delivered gains for the year. Despite Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA in August, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. During the fourth quarter, the Federal Reserve’s efforts to hold down interest rates to stimulate economic growth, coupled with strong investor demand, helped push Treasury yields back down. This occurred even as signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil benefited risky assets such as high yield corporate “junk” bonds.

The Portfolio trailed its benchmark, the Blended Index (defined below), which returned 1.16%. Poor security selection within its investment strategies was the primary reason it underperformed in 2011. However, some tactical allocation decisions boosted the Portfolio’s return, including an overweight exposure to U.S. equities relative to non-U.S. equities and a decision to move from an underweight to equities to a neutral position during the fourth quarter as the market subsequently rallied off the lows. Both domestic equity strategies (large-cap core and small- and mid-cap core) lagged their target indexes. Within the international equity strategies, international value underperformed its target index, while international growth strategy performed in line with its index.

Aided by attractive duration (interest-rate sensitivity) and yield curve positioning, the fixed income strategy outperformed its target index. Fixed income sector allocation also proved beneficial. Overweight exposures to corporate financial bonds, commercial mortgage-backed securities (CMBS), and Treasury Inflation-Protected Securities (TIPS) were funded via an underweight to government-related securities. The overweight to corporate financial bonds and CMBS benefited from having higher yields than the underweight position, while the overweight to TIPS suffered from having a lower yield than the underweight position. Security selection detracted modestly from performance, as solid selection in corporate bonds and collateralized mortgage bond securities were offset by poor selection in Treasury securities and mortgage-backed securities. But an allocation to high yield bonds aided performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%), an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Balanced Target Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-1.51%	-0.16%	1.07%
Blended Index	1.04	1.88	3.26
S&P 500 Index	2.09	-0.25	1.63

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST First Trust Balanced Target Portfolio declined by 1.51%.

The Portfolio’s investment objective is long-term growth of capital balanced by current income. It is subadvised by First Trust Advisors L.P.

The Portfolio allocates its assets across seven investment strategies. Depending on market conditions, the equity portion may range between 60%-70% and the fixed-income portion between 30%-40%. The Portfolio’s seven strategies are the Dow Jones Income, NYSE® International Target 25, Global Dividend Target 15, Value Line® Target 25, Target Small-Cap, Multi-Cap 80, and Dow® Target Dividend strategies.

The Portfolio seeks to outperform the Blended Index (defined below). U.S. large-cap equities were among the best performers, reaching a high in April on strong earnings and positive economic sentiment. However, sovereign debt worries in Europe and the downgrade of U.S. debt by Standard and Poor’s sent stocks sharply downward at the end of the third quarter. Improvement (though sluggish) on the employment front and resilient economic growth allowed stocks to rebound slightly at year end. International stocks in developed countries fell due to the sovereign debt crisis in Europe. Growth in key emerging economies also stalled. Interest rates remained low, pushing up bond prices, which led to strong fixed-income returns in the U.S.

The Portfolio’s Dow Target Dividend strategy was the best performing equity strategy for the year. Dividend paying stocks had a good year, as their perceived safety and attractive yields compared to bonds proved compelling to investors amid market volatility. Utilities holdings within the Dow Target Dividend strategy resulted in strong relative performance. The Target Small Cap Strategy also outperformed.

The NYSE International Target 25 and Value Line Target 25 strategies were the largest detractors. The NYSE International Target 25 strategy was hurt by European holdings, specifically financials. Japanese holdings also detracted due to the tsunami and nuclear disaster. Holdings in the weak semiconductor and auto industries negatively affected The Value Line Target 25 strategy.

The Portfolio’s bond holdings contributed to results, owing to the decline in interest rates. Treasury bonds outperformed corporate bonds as investors sought safety from negative spillover effects stemming from the European debt crisis. In this same way, defensive sectors like electric utilities, technology, and pharmaceuticals added to relative performance, but holdings in bank and pipeline bonds detracted from relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Corporate Investment Grade Bond Index (35%), an unmanaged index that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Capital Appreciation Target Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-6.22%	-1.46%	-0.23%
Blended Index	-0.73	0.56	2.25
S&P 500 Index	2.09	-0.25	1.63

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST First Trust Capital Appreciation Target Portfolio declined by 6.22%.

The Portfolio is subadvised by First Trust Advisors L.P. and has an investment objective of long-term growth of capital. It will normally invest approximately 80% of its total assets in stocks and approximately 20% in bonds. Depending on market conditions, the stock portion may range between 75%-85% and bonds between 15%-25%. The Portfolio allocates its assets across seven investment strategies: the Dow Jones Income, NYSE® International Target 25, Global Dividend Target 15, Value Line® Target 25, Target Small-Cap, Multi-Cap 80, and NASDAQ® Target 15 strategies.

U.S. large-cap equities were among the best performers, reaching a high in April on strong earnings and positive economic sentiment. However, sovereign debt worries in Europe and the downgrade of U.S. debt by Standard and Poor’s sent stocks sharply downward at the end of the third quarter. Improvement (though sluggish) on the employment front and resilient economic growth allowed stocks to rebound slightly at year end. International stocks in developed countries fell due to the sovereign debt crisis in Europe. Growth in key emerging economies also stalled. Interest rates remained low, pushing up bond prices, which led to strong fixed-income returns in the U.S.

The Portfolio seeks to outperform the Blended Index (defined below). The Global Dividend Target 15 and Target Small Cap strategies were the best performing equity strategies within the portfolio. Both performed in line with the benchmark for the year. The dividend focus of the Global Dividend Target 15 strategy also benefited, as dividend paying stocks performed well amid market volatility. This performance was offset, however, by the strategy’s significant foreign allocation, since foreign stocks underperformed U.S. equities for the year.

The Target Small Cap strategy benefited from its growth focus as growth stocks outperformed value for the year. The NYSE International Target 25 and Value Line Target 25 strategies held back relative performance. The NYSE International Target 25 strategy was hurt by European holdings, specifically financials, as the sovereign debt crisis led to stock losses across Europe. Japanese holdings also detracted, as the tsunami and nuclear emergency early in the year negatively affected the Japanese economy. Holdings in the semiconductor and auto industries, which both underperformed for the year, hindered the Portfolio’s Value Line Target 25 strategy.

The Portfolio’s bond holdings contributed to results, owing to the decline in interest rates. Treasury bonds outperformed corporate bonds as investors sought safety from negative spillover effects stemming from the European debt crisis. In this same way, defensive sectors like electric utilities, technology, and pharmaceuticals added to relative performance, but holdings in bank and pipeline bonds detracted from relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Corporate Investment Grade Index (20%), an unmanaged index comprised of USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers, including publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements., and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Growth Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.57%	0.34%
Blended Index	1.99	0.67
S&P 500 Index	2.09	-1.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Horizon Growth Asset Allocation Portfolio declined 0.57%.

The Portfolio’s investment objective is the highest potential total return consistent with its level of risk tolerance. The Portfolio is subadvised by Horizon Investments, LLC.

It was a challenging year for stock markets in the United States and abroad. However, equity markets of economically developed nations other than the United States and Canada (as measured by the MSCI EAFE Index GD) underperformed the U.S. equity market (as measured by the Russell 3000 Index). The Portfolio finished the year in negative territory largely due to the particularly difficult environment for investing in international stock markets.

Early in the period, both the Russell 3000 Index and MSCI EAFE Index GD had gained. But increasing concerns about a worsening sovereign-debt crisis in the euro zone and deteriorating global economic prospects pressured stock prices, causing both indexes to post consecutive monthly declines from May through September. The U.S. stock market rebounded far more strongly in the fourth quarter of 2011 than markets of the other developed nations as a whole. Therefore, the Russell 3000 Index managed to deliver a slight gain for the year, including dividends. By contrast, the MSCI EAFE Index GD ended 2011 with a double-digit loss in U.S. dollar terms.

All sectors of the U.S. fixed income market delivered gains for the year. Despite Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA in August, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. During the fourth quarter, the Federal Reserve’s moves to hold down interest rates to stimulate economic growth known as “Operation Twist,” coupled with strong investor demand, helped push Treasury yields back down. This occurred even as signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil benefited risky assets such as high yield corporate “junk” bonds.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 1.99%. This was largely due to subadviser selection and, to a lesser extent, tactical asset allocation. Active subadvisers in general had a difficulty outperforming benchmarks in 2011. The correlations between U.S. stocks reached record levels. Stocks generally performed in sync, as markets were driven by macroeconomic events rather than company specific fundamentals. This resulted in a difficult environment for “bottom up” stock pickers. The active subadvisers of the underlying portfolios, particularly within the equity portion including the AST Goldman Sachs Concentrated Growth and AST Large-Cap Value Portfolios, faced similar challenges and, in aggregate, detracted from results. In its fixed-income portion, the largest drag on the Portfolio’s relative performance was the AST PIMCO Total Return Bond Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Moderate Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.51%	1.38%
Blended Index	3.40	2.30
S&P 500 Index	2.09	-1.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Horizon Moderate Asset Allocation Portfolio declined 0.51%.

The Portfolio’s investment objective is to seek the highest potential total return consistent with its level of risk tolerance. The Portfolio is subadvised by Horizon Investments, LLC.

It was a challenging year for stock markets in the United States and abroad. However, equity markets of economically developed nations other than the United States and Canada (as measured by the MSCI EAFE Index GD) underperformed the U.S. equity market (as measured by the Russell 3000 Index). The Portfolio finished the year in negative territory largely due to the particularly difficult environment for investing in international stock markets.

Early in the period, both the Russell 3000 Index and MSCI EAFE Index GD had gained. But increasing concerns about a worsening sovereign-debt crisis in the euro zone and deteriorating global economic prospects pressured stock prices, causing both indexes to post consecutive monthly declines from May through September. The U.S. stock market rebounded far more strongly in the fourth quarter of 2011 than markets of the other developed nations as a whole. Therefore, the Russell 3000 Index managed to deliver a slight gain for the year, including dividends. By contrast, the MSCI EAFE Index GD ended 2011 with a double-digit loss in U.S. dollar terms.

All sectors of the U.S. fixed income market delivered gains for the year. Despite Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA in August, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. During the fourth quarter, the Federal Reserve’s moves to hold down interest rates to stimulate economic growth known as “Operation Twist,” coupled with strong investor demand, helped push Treasury yields back down. This occurred even as signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil benefited risky assets such as high yield corporate “junk” bonds.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 3.40%. This was largely due to tactical asset allocation and subadviser selection. Tactical asset allocation had the greatest impact primarily due to an underweight in equities relative to the Blended Index throughout the period, but most significantly during the fourth quarter. Fixed income generally outpaced equity for the year but the fourth quarter favored equity securities. An overweight to international securities relative to domestic securities also hurt returns as domestic securities generally outperformed international securities, particularly in the second half of the year.

Active subadvisers, in general, had a difficult time outperforming benchmarks. The correlations between U.S. stocks reached record levels. Stocks generally performed in sync, as markets were driven by macroeconomic events rather than company specific fundamentals. This resulted in a difficult environment for “bottom up” stock pickers. The active subadvisers of the underlying portfolios, particularly within the equity portion including the AST Goldman Sachs Concentrated Growth and AST Large-Cap Value Portfolios, faced similar challenges and, in aggregate, detracted from results. In its fixed-income portion, the largest drag on the Portfolio’s relative performance was the AST PIMCO Total Return Bond Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Investment Grade Bond Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	12.44%	11.10%
Barclays Capital U.S. 5-10 Year Government/Credit Index	10.79	7.44

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Investment Grade Bond Portfolio returned 12.44%.

The Portfolio’s investment objective is to maximize total return consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain in 2011 reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that largely occurred due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which favored U.S. Treasury securities. This occurred as a prolonged sovereign-debt crisis in the euro zone went from bad to worse. In the United States, economic data turned soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to put downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and bought their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down during the fourth quarter, even as better economic conditions in the United States and renewed hope for a resolution to the European financial crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market ended the year in the black.

The Portfolio outperformed the Barclays Capital U.S. 5-10 Year Government/Credit Index (the Index), which returned 10.79% for the year. Its strong relative performance was driven by favorable security selection primarily in the investment-grade corporate bond sector. Its security selection partly reflected its allocation to a type of derivative instrument — credit default swaps on credit indexes composed of a diverse basket of investment-grade corporate bonds. This allowed the Portfolio to gain select exposure to that sector without having to purchase the debt securities outright. The credit default swaps on credit indexes outperformed conventional investment-grade corporate bonds.

The Portfolio also benefited from favorable security selection among asset-backed securities and commercial mortgage-backed securities. It emphasized higher-quality debt securities in both sectors.

Sector allocation strategies had a mixed impact on the Portfolio’s performance. Some of the benefit derived from favorable security selection among investment-grade corporate bonds was offset by the Portfolio having a larger exposure to that sector than the Index. This positioning detracted from its relative performance as investment-grade corporate bonds underperformed similar-maturity Treasury securities for the year. By contrast, the Portfolio’s performance versus the Index benefited slightly as it had a smaller exposure to emerging market bonds than the Index. This strategy worked well as emerging market bonds also underperformed similar-maturity Treasury securities for the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. 5-10 Year Government/Credit Index an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment advisor and Prudential Financial company.

Advanced Series Trust, JPMorgan Strategic Opportunities Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.23%	1.97%	3.94%
Blended Index	2.88	3.29	5.09
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST JPMorgan Strategic Opportunities Portfolio returned 0.23%.

The Portfolio is subadvised by J.P. Morgan Investment Management Inc., which uses both tactical (short-term) changes in asset allocation and security selection within those allocations to maximize its return compared with a custom benchmark (defined below). The Portfolio invests in both U.S. and foreign stocks and bonds, and may be exposed to changes in the relative values of various currencies. The Portfolio’s investment objective is to maximize return compared to the benchmark through security selection and tactical asset allocation.

Domestic and global equity markets were buffeted by a relentless series of events, including natural disasters and the threat of a financial freeze in the euro zone. Stocks became extremely volatile and the market tended to move up and down as a whole. International markets had a challenging year, with a double-digit decline in the MSCI EAFE Index. The financials sector fell farthest, as the euro zone financial crisis particularly threatened bond-holding financial institutions and secondarily threatened global economic growth.

Both security selection and tactical asset allocation detracted from performance, as the Portfolio’s underperformance was largely driven by poor returns during the third quarter.

Stock selection detracted from returns as volatility picked up in the third quarter and investors sought the perceived safety of U.S. Treasuries. However, the strategy’s preference to seek gains in riskier fixed-income securities, like high-yield bonds, hurt performance. The U.S. core equity strategies also detracted over the period. With price correlations among stocks remaining elevated, these strategies faced significant headwinds.

On the positive side, the allocation to the core bond segment maintained strength owing to strong selection in mortgage securities, which helped turn the tide in the fourth quarter as Treasuries underperformed. The strategy was able to navigate a volatile year relatively well, and outperform its benchmark despite its underweight in Treasuries, which performed well for most of the reporting period. Strong stock selection within the value equity strategy segment also contributed positively. The strategy’s preference for higher-quality, less cyclical stocks, along with a preference for large-cap stocks, helped drive performance.

Tactically, the Portfolio favored risk assets throughout the reporting period, which hurt returns. After a strong first half of the year, equities were favored relative to fixed income, which detracted from performance during the third quarter. As risks stemming from the euro zone crisis escalated, the Portfolio subadviser subsequently reduced the overweight in equities. However, mid-way through the fourth quarter, modest equity exposure was added, which contributed to the strong returns during that quarter.

The Portfolio subadviser believes that while further bouts of quantitative easing are not likely to resolve the structural problems in the global economy, they could have significant short- to- intermediate-term effects on markets and investment performance. The Portfolio’s strategy maintains a preference for equities relative to bonds and cash, with an emphasis on the U.S. and emerging markets.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond lndex (50%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Limited Maturity Bond Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.25%	4.81%	4.10%
BofA Merrill Lynch 1-3 Year Treasury Index	1.55	3.69	3.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST PIMCO Limited Maturity Bond Portfolio returned 2.25%.

The Portfolio’s investment objective is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Pacific Investment Management Company LLC (PIMCO).

The U.S. bond market rallied broadly in 2011. However, the market endured sharp shifts in investor willingness to assume risk that largely occurred due to developments in Europe and the United States. Risky debt securities (particularly high yield corporate bonds) performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which favored U.S. Treasury securities. This occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to put downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and bought their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately pushed Treasury yields back down during the fourth quarter, even as better economic conditions in the United States and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets.

The Portfolio outperformed the BofA Merrill Lynch 1-3 Year Treasury Index, which returned 1.55%. Its duration strategies in various bond markets aided its performance. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.) Tactical duration positioning in the U.S. bond market worked well, as declining bond yields pushed bond prices higher. Similarly, the Portfolio benefited from having non-benchmark, duration exposure to the U.K. and Australian bond markets as both also rallied strongly.

The Portfolio had a modest position that would benefit from a rise in long-term rates, implemented through long-dated interest rate swaps. This detracted from performance as long-term yields fell on slower global growth expectations and worries about the European sovereign debt crisis. Exposure to mortgage-backed securities and investment-grade corporate bonds also detracted from its relative performance, as both sectors underperformed similar-duration Treasury securities for the year.

The Portfolio’s emerging market strategy had a mixed impact on its results. Exposure to a basket of emerging market currencies detracted from its return, as the currencies depreciated versus the U.S. dollar. It also had a modest exposure to emerging market bonds (with an emphasis on Brazilian bonds denominated in the real) that was obtained primarily through employing zero-coupon swaps. This worked well as declining interest rates in that country drove bond prices higher.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Total Return Bond Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.18%	6.51%	5.82%
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST PIMCO Total Return Portfolio returned 3.18%.

The Portfolio’s investment objective is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Pacific Investment Management Company LLC (PIMCO).

The U.S. bond market rallied broadly in 2011. However, the market endured sharp shifts in investor willingness to assume risk that largely occurred due to developments in Europe and the United States. Risky debt securities (particularly high yield corporate bonds) performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which favored U.S. Treasury securities. This occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to put downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and bought their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately pushed Treasury yields back down during the fourth quarter, even as better economic conditions in the United States and renewed hope for a resolution to the European financial crisis stoked investor appetite for risky assets.

The Portfolio underperformed the Barclays Capital U.S. Aggregate Bond Index (the Index), which returned 7.84%. Strategies for managing duration, a measure of the approximate price volatility of a bond portfolio for a given change in rates, had a mixed impact on its results. Compared to the Index, the Portfolio had a shorter duration in the U.S. bond market for most of 2011. This subtracted from its relative performance as a shorter duration meant the Portfolio failed to benefit fully from the rally in Treasury securities. But duration exposure to core European bond markets aided the Portfolio’s performance as declining German government bond yields pushed bond prices higher in that market.

The Portfolio had a smaller exposure than the Index to longer-term bonds, partially by employing long-dated interest rate swaps. This meant it did not derive the full benefit from a sharp rise in the prices of bonds due in 30 years, which drove their yields lower and caused the slope of the two-to-30 year portion of the yield curve to flatten.

Sector allocation had a mixed impact. Compared to the Index, the Portfolio had a smaller exposure to mortgage-backed securities of federal agencies for most of 2011 and a modest underweight to investment-grade corporate bonds, with an allocation to credit default swaps on a basket of credit instruments. This worked well as both sectors underperformed similar-duration Treasury issues. However, the positive impact from the smaller exposure to investment-grade corporate bonds was more than offset by its focus on financial company bonds, as that industry underperformed the broader investment-grade corporate bond sector.

Exposure to a basket of currencies, with an emphasis on those of emerging market nations, detracted from the Portfolio’s performance as these currencies depreciated versus the U.S. dollar.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Preservation Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.99%	3.25%	4.06%
Blended Index	4.80	4.36	5.20
S&P 500 Index	2.09	-0.25	2.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Preservation Asset Allocation Portfolio returned 0.99%.

The Portfolio is a fund of funds that aims to achieve its investment objective of the highest potential return consistent with a specified level of risk tolerance, by investing in a diversified group of underlying portfolios. The level of risk tolerance determines a performance target of blended indexes (the Index, defined below). The asset allocation strategy is determined by Prudential Investments, LLC and Quantitative Management Associates LLC (QMA), with the latter responsible for any tactical (short-term) changes in allocation.

The Blended Index was up 4.80% for the year.

Active stock and bond subadvisers generally had weak performance relative to their benchmarks in both domestic and international markets, with indexes outperforming the median fund in many styles of investing. The Portfolio’s Custom Blended Benchmark (28% Russell 3000, 65% Barclays Capital U.S. Aggregate Bond and 7% MSCI EAFE) outperformed more than 85% of the funds in the Lipper VP Mixed Asset Target Allocation Conservative universe. The Portfolio’s underperformance was largely the result of manager-specific performance, and allocations among managers and asset classes.

Core bonds had the worst relative performance, although domestic stock subadvisers also detracted. Significant allocations to the AST PIMCO Total Return Bond and AST Western Asset Core Plus Bond Portfolios detracted as both underperformed the Barclay’s Aggregate Bond Index for the year. The AST PIMCO Total Return Bond Portfolio alone accounted for about half of the overall Portfolio’s relative underperformance. The AST Goldman Sachs Concentrated Growth, AST Large-Cap Value (co-managed by Eaton Vance and Hotchkis & Wiley), and AST Jennison Large-Cap Value portfolios were the largest detractors from stock performance. Although the AST Small Cap Growth (managed by Eagle Asset Management), AST Goldman Sachs Small-Cap Value, and AST Neuberger Berman Mid-Cap Growth Portfolios added to relative performance, the small allocation to these categories limited their overall impact.

Tactical asset allocation (short-term changes in asset allocation) had a moderately negative impact over the course of the year, particularly the allocations to non-benchmark stock classes. An allocation to emerging markets stocks, among the world’s worst performing asset classes in 2011, detracted, as did a small allocation to natural resources stocks. However, an allocation to high yield bonds partially offset the impact. Cash holdings also hurt relative performance. An underweight in developed market international stocks and an overweight in growth versus value stocks in the domestic market also added value.

The fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Schroders Multi-Asset World Strategies Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-3.38%	0.92%	3.45%
Blended Index	-3.17	-0.17	3.98
MSCI World Index (GD)	-5.02	-1.82	4.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Schroders Multi-Asset World Strategies Portfolio declined 3.38%.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Schroder Investment Management North America, Inc. and Schroder Investment North American Ltd.

The Portfolio’s decline reflected a challenging investment environment for global equities and currencies. Global stock markets of developed nations declined 5.02% overall for the year in U.S. dollar terms, according to the MSCI World Index GD. Of the 24 markets in the MSCI World Index GD, only Ireland, New Zealand, and the United States posted gains for the period. The remaining 21 finished in negative territory, with some of the largest losses in nations that participate in the euro, such as Greece, Austria, and Finland. During the year, an ongoing sovereign-debt crisis in the euro zone went from bad to worse, threatening the financial stability of the region and the health of the global economic recovery. Stock markets were hit hardest during the third quarter. Though the MSCI World Index GD began to rebound in the fourth quarter, the modest gain for that period was not enough to offset earlier losses.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which declined 3.17%. This was largely due to currency translation (conversion from one currency to another) and poor security selection in stocks. Currency detractions resulted primarily from translating the euro-denominated equity holdings to U.S. dollars, as the euro weakened during the latter part of the year. However, the detraction was partially offset by short positions in the euro versus the U.S. dollar and by translating yen-denominated equities into U.S. dollars as the yen strengthened.

In addition, the Portfolio’s performance was hurt by poor security selection within the Schroders Quantitative Equity Global Quality and Value strategies, which underperformed their target benchmark primarily due to an underweight in U.S. equities and an overweight to emerging market equities.

On the positive side, tactical asset allocation (short-term changes) and style bias improved the Portfolio’s return. Regarding tactical allocations, decisions to reduce risk and underweight equities or to hold alternative asset classes in lieu of equities during periods of stress when equity markets declined, proved to be beneficial. Positions in alternative investments, including energy commodities and gold, high yield corporate “junk” bonds, and emerging market debt securities, benefited returns as these asset classes outperformed global equities. The use of futures to adjust country and regional positions relative to the MSCI World Index GD, including underweighting euro zone equities, overweighting German equities, increasing exposure to U.S. large-cap equities, and decreasing the allocation to U.S. small-cap equities, also added value.

The Portfolio often uses derivative instruments to adjust currency, equity, and interest-rate exposures. And in 2011, much of its broad-based commodity exposure was achieved through derivatives. The use of derivatives benefited its performance overall.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World (GD) (70%), BofA Merrill Lynch 3 Month LIBOR (London Interbank Offered Rate) (30%), the average interest rate charged when banks in the London interbank market borrow unsecured funds from each other. MSCI (Morgan Stanley Capital International) World Index (GD) is an unmanaged, capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Asset Allocation Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.98%	2.14%	4.99%
Blended Index	5.03	2.87	4.44
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST T. Rowe Price Asset Allocation Portfolio returned 1.98%.

The Portfolio’s investment objective is a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

The U.S. equity market gained early in the period, reaching a peak for the year in April, as measured by the S&P 500 Index. Stocks then declined for five consecutive months due to investor anxiety over the global economic outlook and a worsening euro zone sovereign-debt crisis. Yet signs of improving economic conditions in the U.S. and renewed hopes for a solution to the euro zone turmoil sent stock prices higher in the fourth quarter, enabling the S&P 500 Index to deliver a modest gain for the year including dividends.

All sectors of the U.S. fixed income market delivered gains for the year. Despite Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA in August, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. During the fourth quarter, the Federal Reserve’s moves to hold down interest rates to stimulate economic growth, coupled with strong investor demand, helped push Treasury yields back down. This occurred even as signs of improving economic conditions in the United States benefited risky assets such as high yield corporate “junk” bonds.

The Portfolio underperformed its benchmark, the Blended Index (defined below), which returned 5.03%. Tactical, short-term changes in asset allocation and exposure to non-benchmark sectors detracted from its relative performance. Conversely, security selection within equity segments provided a modest positive contribution as large-cap and non-U.S. equity segments outperformed their respective style-specific benchmarks. Exposure to non-U.S. equities was the largest detractor as international stocks significantly underperformed domestic stocks, due in part to a stronger U.S. dollar versus other currencies and European leaders’ failure to resolve the euro zone debt crisis. Holdings in small-cap stocks also weighed on performance as small-caps generally underperformed large-cap stocks, although the Portfolio’s underweight to the small-cap segment made a positive contribution.

The Portfolio’s overweighting of equities relative to bonds hampered returns as the broad stock index underperformed the broad bond index in 2011. Fixed income security selection also detracted from relative performance as the investment grade and emerging market bond holdings underperformed their respective style-specific benchmarks. Despite its underperformance, the investment grade bond segment was the largest absolute performer in the Portfolio as Treasury securities, particularly long-term issues, far outpaced other fixed income segments. The decision to include high-yield securities and security selection within the segment also slightly detracted from performance.

The Portfolio used forward currency contracts, a type of derivative instrument that helps manage currency exposures. Some forward currency contracts held by the Portfolio offset one another. On a net basis, however, the use of forward currency contracts had a negligible impact on the Portfolio’s return for the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (60%), and Barclays Capital U.S. Government/Credit Index (40%), an unmanaged, market-weighted index, comprised of government and investment grade corporate debt instruments with maturities of one year or greater. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2011

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Parametric Emerging Markets Equity Portfolio	6.1%
AST International Value Portfolio	6.1%
AST High Yield Portfolio	5.5%
AST International Growth Portfolio	5.5%
AST Cohen & Steers Realty Portfolio	4.7%

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.625%, 04/30/16	3.1%
iShares Barclays Aggregate Bond Fund	2.4%
Federal National Mortgage Assoc. (Japan) 3.500%, TBA	2.0%
iShares MSCI EAFE Index Fund	1.7%
SPDR S&P ETF Trust	1.7%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	11.9%
AST Large-Cap Value Portfolio	8.8%
AST Prudential Core Bond Portfolio	6.8%
AST Western Asset Core Plus Bond Portfolio	6.8%
AST BlackRock Value Portfolio	5.9%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Large-Cap Value Portfolio	10.9%
AST PIMCO Total Return Bond Portfolio	7.5%
AST BlackRock Value Portfolio	7.3%
AST Marsico Capital Growth Portfolio	7.1%
AST T. Rowe Price Large-Cap Growth Portfolio	7.0%

AST CLS Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST International Growth Portfolio	12.4%
AST Large-Cap Value Portfolio	9.1%
AST PIMCO Total Return Bond Portfolio	6.9%
AST BlackRock Value Portfolio	6.0%
AST Money Market Portfolio	5.5%

AST CLS Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	13.6%
AST PIMCO Total Return Bond Portfolio	11.1%
AST International Growth Portfolio	8.5%
AST Prudential Core Bond Portfolio	6.3%
AST Western Asset Core Plus Bond Portfolio	6.3%

AST FI Pyramis® Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.250%, 09/15/14	3.7%
Apple, Inc.	1.2%
U.S. Treasury Notes 0.625%, 01/31/13	1.1%
Chevron Corp.	1.0%
U.S. Treasury Notes 1.750%, 10/31/18	1.0%

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets	)
AT&T, Inc.	1.9%
Hitachi Ltd. (Japan), ADR	1.4%
Kraft Foods, Inc. (Class A Stock)	1.2%
Merck & Co., Inc.	1.2%
Pfizer, Inc.	1.2%

AST First Trust Capital Appreciation Target
Five Largest Holdings	(% of Net Assets	)
KLA-Tencor Corp.	2.4%
Hitachi Ltd. (Japan), ADR	1.8%
AT&T, Inc.	1.8%
Starbucks Corp.	1.7%
Kraft Foods, Inc. (Class A Stock)	1.7%

AST Horizon Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	13.2%
AST Large-Cap Value Portfolio	10.9%
AST BlackRock Value Portfolio	7.2%
AST Marsico Capital Growth Portfolio	6.6%
AST T. Rowe Price Large-Cap Growth Portfolio	6.5%

AST Horizon Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	21.0%
AST PIMCO Total Return Bond Portfolio	8.3%
AST Large-Cap Value Portfolio	6.8%
AST International Growth Portfolio	5.9%
AST Prudential Core Bond Portfolio	4.7%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	54.9%
Corporate Bonds	22.6%
U.S. Government Mortgage-Backed Securities	13.6%
Commercial Mortgage- Backed Securities	4.7%
Asset-Backed Securities	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2011

AST JPMorgan Strategic Opportunities Portfolio
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.875%, 01/31/12	2.1%
Apple, Inc.	1.0%
U.S. Treasury Notes 3.250%, 12/31/16	0.8%
Wells Fargo & Co.	0.6%
Merck & Co., Inc.	0.6%

AST PIMCO Limited Maturity Bond Portfolio
Allocation	(% of Net Assets	)
Corporate Obligations	39.5%
U.S. Government Mortgage-Backed Securities	15.2%
U.S. Treasury Obligations	14.4%
Residential Mortgage- Backed Securities	7.3%
Foreign Government Bonds	7.2%

AST PIMCO Total Return Bond Portfolio
Allocation	(% of Net Assets	)
U.S. Government Mortgage- Backed Obligations	42.9%
Corporate Bonds	32.3%
U.S. Treasury Obligations	28.7%
Residential Mortgage- Backed Securities	6.8%
Foreign Govenment Bonds	5.9%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	19.2%
AST Prudential Core Bond Portfolio	11.0%
AST Western Asset Core Plus Bond Portfolio	11.0%
AST Lord Abbett Core Fixed-Income Portfolio	8.2%
AST Neuberger Berman Core Bond Portfolio	5.5%

AST Schroders Multi-Asset World Strategies
Five Largest Holdings	(% of Net Assets	)
iShares Gold Trust	3.4%
PIMCO Emerging Markets Bond Fund United States (Institutional Shares)	3.4%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	2.9%
iShares S&P 500 Index Fund	2.9%
PIMCO Emerging Local Bond Fund (Institutional Shares)	2.9%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	1.9%
Apple, Inc.	1.7%
U.S. Treasury Notes 2.625%, 04/30/16	1.2%
AT&T, Inc.	1.2%
Chevron Corp.	1.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2011

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation	Actual	$1,000.00	$938.80	1.54%	$7.53
	Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83
AST Advanced Strategies	Actual	$1,000.00	$956.70	0.99%	$4.88
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Balanced Asset Allocation	Actual	$1,000.00	$951.20	1.02%	$5.02
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
AST Capital Growth Asset Allocation	Actual	$1,000.00	$936.30	1.04%	$5.08
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST CLS Growth Asset Allocation	Actual	$1,000.00	$940.00	1.08%	$5.28
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST CLS Moderate Asset Allocation	Actual	$1,000.00	$950.50	0.98%	$4.82
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST FI Pyramis® Asset Allocation	Actual	$1,000.00	$938.80	1.19%	$5.82
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST First Trust Balanced Target	Actual	$1,000.00	$951.70	0.95%	$4.67
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST First Trust Capital Appreciation Target	Actual	$1,000.00	$910.00	0.95%	$4.57
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST Horizon Growth Asset Allocation	Actual	$1,000.00	$963.00	1.05%	$5.20
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
AST Horizon Moderate Asset Allocation	Actual	$1,000.00	$967.00	0.97%	$4.81
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
AST Investment Grade Bond	Actual	$1,000.00	$1,081.30	0.71%	$3.72
	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2011

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST JPMorgan Strategic Opportunities	Actual	$1,000.00	$972.10	1.26%	$6.26
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$1,009.60	0.76%	$3.85
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
AST PIMCO Total Return Bond	Actual	$1,000.00	$1,003.40	0.73%	$3.69
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
AST Preservation Asset Allocation	Actual	$1,000.00	$976.70	0.97%	$4.83
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
AST Schroders Multi-Asset World Strategies	Actual	$1,000.00	$930.50	1.36%	$6.62
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92
AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$973.40	0.95%	$4.73
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2011, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 86.1%
AFFILIATED MUTUAL FUNDS — 56.9%	Shares	Value (Note 2)

AST BlackRock Value Portfolio	9,709,210	$82,625,378
AST Cohen & Steers Realty Portfolio	43,529,163	281,198,395
AST Federated Aggressive Growth Portfolio	265,061	2,125,790
AST Global Real Estate Portfolio	35,243,523	266,793,468
AST Goldman Sachs Concentrated Growth Portfolio	1,283,003	33,665,996
AST Goldman Sachs Large-Cap Value Portfolio	1,819,723	27,132,067
AST Goldman Sachs Mid-Cap Growth Portfolio	11,620,660	58,219,504
AST Goldman Sachs Small-Cap Value Portfolio	2,668,102	28,095,118
AST High Yield Portfolio	45,328,573	326,819,012
AST International Growth Portfolio	32,728,341	326,628,841
AST International Value Portfolio	26,719,272	361,778,944
AST Jennison Large-Cap Growth Portfolio*	6,501,345	79,186,381
AST Jennison Large-Cap Value Portfolio	3,546,123	39,681,116
AST Large-Cap Value Portfolio	9,943,365	125,286,403
AST Lord Abbett Core Fixed-Income Portfolio	4,700,643	53,117,262
AST Marsico Capital Growth Portfolio	4,238,631	81,000,236
AST MFS Growth Portfolio	5,131,564	48,955,117
AST Mid-Cap Value Portfolio	7,194,315	82,374,910
AST Money Market Portfolio	246,690	246,690
AST Neuberger Berman Core Bond Portfolio	3,494,650	35,400,809
AST Neuberger Berman Mid-Cap Growth Portfolio*	3,883,903	84,358,377
AST Parametric Emerging Markets Equity Portfolio	46,603,110	365,834,416
AST PIMCO Limited Maturity Bond Portfolio	66,306	698,869
AST PIMCO Total Return Bond Portfolio	10,373,529	123,548,727
AST Prudential Core Bond Portfolio	6,989,357	70,872,075
AST QMA US Equity Alpha Portfolio	14,074,903	162,565,129
AST Small-Cap Growth Portfolio*	155,654	3,144,206
AST Small-Cap Value Portfolio	6,171,621	78,317,866
AST T. Rowe Price Large-Cap Growth Portfolio*	6,517,797	79,321,589
AST T. Rowe Price Natural Resources Portfolio	951,274	18,178,837
AST Western Asset Core Plus Bond Portfolio	6,608,741	70,713,528
Prudential Jennison Market Neutral Fund (Class Z Shares)*	144,673	1,387,414

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,416,075,448)(w)		3,399,272,470

COMMON STOCKS — 9.7%
Advertising
China Century Dragon Media, Inc.*(g)	15,222	15

Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.	5,500	314,380
Cubic Corp.	4,100	178,719
Exelis, Inc.	6,900	62,445
General Dynamics Corp.	4,300	285,563
Goodrich Corp.	23,046	2,850,790
HEICO Corp.	4,500	263,160
HEICO Corp. (Class A Stock)	24,340	957,779
Huntington Ingalls Industries, Inc.*	9,715	303,885

COMMON STOCKS (continued)	Shares	Value (Note 2)

Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc.*	6,807	$40,638
L-3 Communications Holdings, Inc.	3,600	240,048
LMI Aerospace, Inc.*	1,300	22,815
Northrop Grumman Corp.	2,200	128,656
Textron, Inc.	9,840	181,942
United Technologies Corp.	25,950	1,896,686

		7,727,506

Air Freight & Logistics — 0.1%
Atlas Air Worldwide Holdings, Inc.*	1,200	46,116
C.H. Robinson Worldwide, Inc.	36,024	2,513,755
United Parcel Service, Inc. (Class B Stock)	1,200	87,828

		2,647,699

Auto Components
Exide Technologies*	3,600	9,468
Federal-Mogul Corp.*	13,500	199,125
Lear Corp.	5,800	230,840
TRW Automotive Holdings Corp.*	10,100	329,260

		768,693

Auto Parts & Equipment
Johnson Controls, Inc.	30,520	954,055

Automobiles
General Motors Co.*	38,620	782,827
Thor Industries, Inc.	2,200	60,346

		843,173

Beverages — 0.1%
Coca-Cola Co. (The)	11,240	786,463
Coca-Cola Enterprises, Inc.	16,580	427,432
Constellation Brands, Inc. (Class A Stock)*	1,200	24,804
Dr. Pepper Snapple Group, Inc.	28,090	1,108,993
Hansen Natural Corp.*	200	18,428
Molson Coors Brewing Co. (Class B Stock)	11,800	513,772
National Beverage Corp.*	1,500	24,105
PepsiCo, Inc.	13,280	881,128

		3,785,125

Biotechnology — 0.1%
Alexion Pharmaceuticals, Inc.*	5,760	411,840
Amgen, Inc.	5,400	346,734
Biogen Idec, Inc.*	14,740	1,622,137
Celgene Corp.*	22,130	1,495,988
Dendreon Corp.*	18,150	137,940
Emergent Biosolutions, Inc.*	18,400	309,856
Exact Sciences Corp.*	33,351	270,810
Myriad Genetics, Inc.*	27,300	571,662
Rosetta Genomics Ltd. (Israel)*	27,274	4,909
SciClone Pharmaceuticals, Inc.*	7,100	30,459
United Therapeutics Corp.*	3,000	141,750
Vertex Pharmaceuticals, Inc.*	4,970	165,054

		5,509,139

Building Products
Armstrong World Industries, Inc.*	11,000	482,570
Broadwind Energy, Inc.*	45,000	30,600
China Gengsheng Minerals, Inc.*	20,859	14,372
Gibraltar Industries, Inc.*	11,900	166,124
Lennox International, Inc.	3,900	131,625

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Building Products (continued)
Owens Corning*	18,600	$534,192

		1,359,483

Capital Markets
Bank of New York Mellon Corp. (The)	15,300	304,623
E*Trade Financial Corp.*	12,300	97,908
Goldman Sachs Group, Inc. (The)	3,210	290,280
MCG Capital Corp.	9,700	38,703
Morgan Stanley	50,370	762,098
Raymond James Financial, Inc.	6,700	207,432
SWS Group, Inc.	14,480	99,478

		1,800,522

Chemicals — 0.2%
Air Products & Chemicals, Inc.	26,620	2,267,758
Albemarle Corp.	1,700	87,567
Cabot Corp.	3,200	102,848
Celanese Corp. (Class A Stock)	12,600	557,802
CF Industries Holdings, Inc.	3,800	550,924
E.I. du Pont de Nemours & Co.	61,360	2,809,061
Eastman Chemical Co.	16,000	624,960
Georgia Gulf Corp.*	22,130	431,314
Koppers Holdings, Inc.	5,100	175,236
Kraton Performance Polymers, Inc.*	7,800	158,340
Kronos Worldwide, Inc.	16,000	288,640
LSB Industries, Inc.*	8,400	235,452
Mosaic Co. (The)	9,400	474,042
PolyOne Corp.	2,000	23,100
Quaker Chemical Corp.	450	17,500
Rockwood Holdings, Inc.*	7,300	287,401
Schulman, (A.), Inc.	3,700	78,366
Solutia, Inc.*	14,300	247,104
Tredegar Corp.	1,300	28,886
Westlake Chemical Corp.	3,400	136,816

		9,583,117

Commercial Banks — 0.2%
Associated Banc-Corp.*	2,176	2,633
Bancorp Rhode Island, Inc.	13,212	524,516
BBCN Bancorp, Inc.*	307	2,901
BOK Financial Corp.	800	43,944
Chemical Financial Corp.	1,100	23,452
CIT Group, Inc.*	10,700	373,109
Citizens & Northern Corp.	1,600	29,552
Eagle Bancorp, Inc.*	5,200	75,608
East West Bancorp, Inc.	21,000	414,750
Enterprise Financial Services Corp.	2,300	34,040
Fifth Third Bancorp	38,400	488,448
Financial Institutions, Inc.	3,900	62,946
First Bancorp	1,900	21,185
First Citizens BancShares, Inc. (Class A Stock)	900	157,491
First Commonwealth Financial Corp.	15,300	80,478
First Community Bancshares, Inc.	800	9,984
First Horizon National Corp.	7,700	61,600
First Interstate Bancsystem, Inc.	9,100	118,573
Fulton Financial Corp.	8,600	84,366
Herald National Bank*	14,833	52,064
Huntington Bancshares, Inc.	95,800	525,942
KeyCorp	80,000	615,200

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
MainSource Financial Group, Inc.	2,400	$21,192
PNC Financial Services Group, Inc.	2,500	144,175
Popular, Inc. (Puerto Rico)*	4,700	6,533
Regions Financial Corp.	46,730	200,939
Republic Bancorp, Inc. (Class A Stock)	1,800	41,220
State Bancorp, Inc.	40,773	497,431
State Bank Financial Corp.*	2,200	33,242
Sterling Financial Corp.*	1,000	16,700
SunTrust Banks, Inc.	32,050	567,285
SVB Financial Group*	4,270	203,636
Tower Bancorp, Inc.	59,732	1,704,751
Wells Fargo & Co.	48,060	1,324,534
Zions Bancorporation	18,400	299,552

		8,863,972

Commercial Services & Supplies — 0.2%
Consolidated Graphics, Inc.*	3,800	183,464
Copart, Inc.*	9,400	450,166
Corrections Corp. of America*	18,100	368,697
Courier Corp.	1,800	21,114
Dollar Thrifty Automotive Group, Inc.*	15,662	1,100,412
Ennis, Inc.	1,400	18,662
Genpact Ltd. (Bermuda)*	22,830	341,308
GEO Group, Inc. (The)*	173,140	2,900,095
ITT Educational Services, Inc.*	1,700	96,713
RSC Holdings, Inc.*	127,082	2,351,017
Standard Parking Corp.*	1,000	17,870
Steelcase, Inc. (Class A Stock)	9,400	70,124
SuccessFactors, Inc.*	72,275	2,881,604
SYKES Enterprises, Inc.*	13,000	203,580
United Stationers, Inc.	5,400	175,824

		11,180,650

Communications Equipment
Black Box Corp.	6,600	185,064
F5 Networks, Inc.*	6,400	679,168
Juniper Networks, Inc.*	14,900	304,109
Netgear, Inc.*	8,900	298,773
Polycom, Inc.*	18,900	308,070
QUALCOMM, Inc.	4,260	233,022

		2,008,206

Computer Services & Software
Accenture PLC (Ireland) (Class A Stock)	760	40,455
Cognizant Technology Solutions Corp. (Class A Stock)*	12,840	825,740
INX, Inc.*	42,885	375,244

		1,241,439

Computers & Peripherals
Apple, Inc.*	5,360	2,170,800
SanDisk Corp.*	600	29,526
Uni-Pixel, Inc.*	4,167	20,835
Western Digital Corp.*	2,500	77,375

		2,298,536

Conglomerates
Blue Wolf Mongolia Holdings Corp.*	65,000	656,500
Nautilus Marine Acquisition Corp. (Marshall Islands)*	96,000	919,680

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Conglomerates (continued)
Trio Merger Corp.*	57,000	$550,050

		2,126,230

Construction & Engineering — 0.2%
Chicago Bridge & Iron Co. NV (Netherlands)	98,381	3,718,802
Ferrovial SA (Spain)	271,803	3,280,351
Fluor Corp.	25,360	1,274,340
KBR, Inc.	2,500	69,675
Primoris Services Corp.	3,700	55,241
URS Corp.*	7,000	245,840

		8,644,249

Consumer Finance
Advance America Cash Advance Centers, Inc.	5,600	50,120
Nelnet, Inc. (Class A Stock)	15,500	379,285
SLM Corp.	40,900	548,060

		977,465

Consumer Products & Services
Central Garden & Pet Co.*	73,596	600,543
Colgate-Palmolive Co.	2,230	206,030
JAKKS Pacific, Inc.	59,061	833,351

		1,639,924

Containers & Packaging — 0.1%
Crown Holdings, Inc.*	12,230	410,683
CryoPort, Inc.*(g)	41,640	28,315
Owens-Illinois, Inc.*	12,600	244,188
Sealed Air Corp.	43,000	740,030
Temple-Inland, Inc.	81,893	2,596,827

		4,020,043

Distributors
Genuine Parts Co.	9,400	575,280
LKQ Corp.*	5,200	156,416

		731,696

Diversified Consumer Services
Capella Education Co.*	3,600	129,780
Career Education Corp.*	6,700	53,399
DeVry, Inc.	6,500	249,990
H&R Block, Inc.	12,900	210,657
Hillenbrand, Inc.	900	20,088

		663,914

Diversified Financial Services — 0.1%
Bank of America Corp.	25,470	141,613
Boston Private Financial Holdings, Inc.*	10,019	32,061
Capital One Financial Corp.	9,440	399,218
Interactive Brokers Group, Inc. (Class A Stock)	17,100	255,474
IntercontinentalExchange, Inc.*	2,420	291,731
Invesco Ltd. (Bermuda)	12,390	248,915
JPMorgan Chase & Co.	5,700	189,525
NYSE Euronext.	25,770	672,597
State Street Corp.	11,430	460,743
TD Ameritrade Holding Corp.	18,430	288,430
TMX Group, Inc. (Canada)	26,363	1,078,845

		4,059,152

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services — 0.1%
AT&T, Inc.	3,200	$96,768
Chunghwa Telecom Co. Ltd. (Taiwan), ADR	78,970	2,628,122
City Telecom HK Ltd. (Hong Kong), ADR	146,983	1,543,322
Verizon Communications, Inc.	18,560	744,627
Windstream Corp.	29,101	341,646

		5,354,485

Electric Utilities — 1.0%
American Electric Power Co., Inc.	8,810	363,941
Central Vermont Public Service Corp.	27,471	964,232
Cia Energetica de Minas Gerais (Brazil), ADR(a)	262,051	4,661,887
DTE Energy Co.	8,190	445,946
E.ON AG (Germany)	214,982	4,638,258
Edison International	110,334	4,567,828
Enel SpA (Italy)	404,714	1,646,827
Exelon Corp.	120,186	5,212,467
FirstEnergy Corp.	117,580	5,208,794
Genie Energy Ltd. (Class B Stock)	5,435	43,100
Great Plains Energy, Inc.	198,444	4,322,110
ITC Holdings Corp.	54,092	4,104,501
NextEra Energy, Inc.	13,680	832,838
Northeast Utilities	49,813	1,796,755
NV Energy, Inc.	98,380	1,608,513
Portland General Electric Co.	6,200	156,798
PPL Corp.	249,849	7,350,557
Progress Energy, Inc.	82,394	4,615,712
SSE PLC (United Kingdom)	237,554	4,762,738
UniSource Energy Corp.	900	33,228

		57,337,030

Electrical Equipment
AMETEK, Inc.	8,100	341,010
Babcock & Wilcox Co. (The)*	2,100	50,694
Emerson Electric Co.	16,850	785,041
EnerSys*	12,700	329,819
Generac Holdings, Inc.*	1,900	53,257
Hubbell, Inc. (Class B Stock)	2,600	173,836
Thomas & Betts Corp.*	4,900	267,540
Vicor Corp.	2,900	23,084

		2,024,281

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.*	4,200	157,122
Avnet, Inc.*	8,700	270,483
Brightpoint, Inc.*	11,100	119,436
DDi Corp.	1,900	17,727
Dolby Laboratories, Inc. (Class A Stock)*	17,000	518,670
Identive Group, Inc.*	22,000	49,060
Ingram Micro, Inc. (Class A Stock)*	16,200	294,678
Insight Enterprises, Inc.*	10,100	154,429
Itron, Inc.*	7,900	282,583
Jabil Circuit, Inc.	20,000	393,200
Magma Design Automation, Inc.*	202,858	1,456,520
Molex, Inc. (Class A Stock)	12,555	248,338
TE Connectivity Ltd. (Switzerland)	11,480	353,699
Tech Data Corp.*	4,600	227,286
Vishay Intertechnology, Inc.*	16,100	144,739

		4,687,970

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy — Alternate Sources
Greenhouse Holdings, Inc.*	9,071	$635
Mission Newenergy Ltd. (Australia)*	2,482	5,634

		6,269

Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	14,080	684,851
Diamond Offshore Drilling, Inc.	600	33,156
Halliburton Co.	15,900	548,709
Helix Energy Solutions Group, Inc.*	12,200	192,760
Helmerich & Payne, Inc.	8,300	484,388
Matrix Service Co.*	5,000	47,200
McDermott International, Inc. (Panama)*	26,300	302,713
National Oilwell Varco, Inc.	48,433	3,292,960
Oceaneering International, Inc.	6,500	299,845
RPC, Inc.	28,950	528,338
Schlumberger Ltd. (Netherlands)	4,360	297,832
SEACOR Holdings, Inc.*	6,300	560,448
TETRA Technologies, Inc.*	5,700	53,238
Unit Corp.*	2,500	116,000

		7,442,438

Environmental Control
WCA Waste Corp.*	57,393	373,628

Farming & Agriculture
Philip Morris International, Inc.	2,620	205,618

Financial — Bank & Trust
Citigroup, Inc.	14,150	372,286

Food & Staples Retailing
CVS Caremark Corp.	900	36,702
Village Super Market, Inc. (Class A Stock)	700	19,915

		56,617

Food Products — 0.1%
Archer-Daniels-Midland Co.	26,960	771,056
Bunge Ltd. (Bermuda)	4,900	280,280
Campbell Soup Co.	28,960	962,630
Corn Products International, Inc.	8,900	468,051
General Mills, Inc.	10,250	414,202
Hormel Foods Corp.	1,900	55,651
Kraft Foods, Inc. (Class A Stock)	49,450	1,847,452
Smithfield Foods, Inc.*	11,400	276,792
Tyson Foods, Inc. (Class A Stock)	24,200	499,488
Winn-Dixie Stores, Inc.*	103,204	968,054

		6,543,656

Gas Utilities — 0.2%
AGL Resources, Inc.	3,150	133,119
APA Group (Australia)(a)	1,348,296	6,191,866
Chesapeake Utilities Corp.	1,400	60,690
ONEOK, Inc.	74,123	6,425,723
Questar Corp.	24,900	494,514
UGI Corp.	13,200	388,080

		13,693,992

Healthcare Equipment & Supplies — 0.1%
Atrion Corp.	300	72,069
Becton, Dickinson and Co.	8,650	646,328
C.R. Bard, Inc.	1,100	94,050
Cantel Medical Corp.	1,500	41,895
CareFusion Corp.*	17,600	447,216

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Cooper Cos., Inc. (The)	700	$49,364
Covidien PLC (Ireland)	32,000	1,440,320
Hill-Rom Holdings, Inc.	9,300	313,317
Hologic, Inc.*	19,800	346,698
IDEXX Laboratories, Inc.*	2,100	161,616
InspireMD, Inc.*(g)	11,776	25,672
Invacare Corp.	5,400	82,566
Kips Bay Medical, Inc.*	8,594	11,000
Masimo Corp.*	2,300	42,976
Sirona Dental Systems, Inc.*	5,600	246,624
SonoSite, Inc.*	28,973	1,560,486
St. Jude Medical, Inc.	3,030	103,929
Stryker Corp.	400	19,884
Synovis Life Technologies, Inc.*	20,285	564,532
Unilife Corp.*	8,503	26,529
Young Innovations, Inc.	1,200	35,556

		6,332,627

Healthcare Products
Delcath Systems, Inc.*	10,000	30,500

Healthcare Providers & Services — 0.1%
Acadia Healthcare Co., Inc.*	8,000	79,760
Aetna, Inc.	5,100	215,169
American Dental Partners, Inc.*	71,287	1,342,334
CIGNA Corp.	7,100	298,200
Community Health Systems, Inc.*	6,500	113,425
Coventry Health Care, Inc.*	16,700	507,179
Health Net, Inc.*	12,800	389,376
HealthSpring, Inc.*	50,833	2,772,432
Humana, Inc.	4,500	394,245
National Healthcare Corp.	1,100	46,090
Neostem, Inc.*	40,000	20,280
Providence Service Corp. (The)*	5,300	72,928
UnitedHealth Group, Inc.	7,500	380,100
Universal American Corp.	1,300	16,523
Universal Health Services, Inc. (Class B Stock)	4,200	163,212
WellPoint, Inc.	4,800	318,000

		7,129,253

Healthcare Technology
Computer Programs & Systems, Inc.	9,900	505,989
MedAssets, Inc.*	5,100	47,175
SXC Health Solutions Corp. (Canada)*	7,400	417,952

		971,116

Holding Companies – Diversified — 0.2%
Australia Acquisition Corp. (Cayman Islands)*	70,000	691,250
Azteca Acquisition Corp., UTS*	100,000	1,010,000
Cazador Acquisition Corp. Ltd. (Cayman Islands)*	27,596	269,889
China Growth Equity Investment Ltd. (Cayman Islands), UTS*	55,000	551,375
China VantagePoint Acquisition Co. (Cayman Islands), UTS*	19,454	115,459
Empeiria Acquisition Corp.*	85,000	863,175
FlatWorld Acquisition Corp. (British Virgin Islands)*	24,225	238,980
Global Cornerstone Holdings Ltd.*	80,000	812,000

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Holding Companies – Diversified (continued)
Global Eagle Acquisition Corp., UTS*	175,000	$1,767,500
Hicks Acquisition Co. II, Inc.*(g)	75,000	728,250
Italy1 Investment SA (Luxembourg)*	60,858	771,900
JWC Acquisition Corp.*	118,125	1,151,719
L&L Acquisition Corp.*	35,000	347,025
Lone Oak Acquisition Corp. (Hong Kong)*	28,070	277,191
Prime Acquisition Corp. (Cayman Islands)*	51,855	497,289
RLJ Acquisition, Inc.*	96,063	919,803
SCG Financial Acquistion Corp., UTS*	79,900	791,010
Selway Capital Acquisition Corp.	44,978	432,913
Universal Business Payment Solutions Acquisition Corp., UTS*	119,880	721,078

		12,957,806

Hotels, Restaurants & Leisure — 0.1%
AFC Enterprises, Inc.*	2,400	35,280
Biglari Holdings, Inc.*	900	331,416
Carnival Corp. (Panama)	11,060	360,998
Chipotle Mexican Grill, Inc.*	800	270,192
Cracker Barrel Old Country Store, Inc.	3,300	166,353
Interval Leisure Group, Inc.*	2,700	36,747
Marriott International, Inc. (Class A Stock)	4,050	118,138
Mccormick & Schmick’s Seafood Restaurants, Inc.*	68,880	602,011
Panera Bread Co. (Class A Stock)*	3,700	523,365
Papa John’s International, Inc.*	11,700	440,856
Wendy’s Co. (The)	60,700	325,352
Wyndham Worldwide Corp.	13,700	518,271

		3,728,979

Household Durables — 0.1%
Blyth, Inc.	4,800	272,640
Direcional Engenharia SA (Brazil)	885,924	4,512,145
Harman International Industries, Inc.	14,000	532,560
iRobot Corp.*	10,600	316,410
Jarden Corp.	10,500	313,740
Lennar Corp. (Class A Stock)	12,510	245,822
Tempur-Pedic International, Inc.*	500	26,265
Tupperware Brands Corp.	10,000	559,700
Whirlpool Corp.	5,200	246,740

		7,026,022

Household Products
Procter & Gamble Co. (The)	18,080	1,206,117

Independent Power Producers & Energy Traders — 0.5%
AES Corp. (The)*	498,858	5,906,479
Calpine Corp.*	301,529	4,923,969
China Hydroelectric Corp. (Cayman Islands), ADS*	232,755	265,341
Constellation Energy Group, Inc.	101,359	4,020,912
Empresa Nacional de Electricidad SA (Chile), ADR	56,900	2,523,515
GenOn Energy, Inc.*	1,075,431	2,806,875
International Power PLC (United Kingdom)	983,250	5,148,961
NRG Energy, Inc.*	25,800	467,496
Tractebel Energia SA (Brazil)	175,043	2,811,574

		28,875,122

Industrial Conglomerates
Standex International Corp.	400	13,668

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates (continued)
Tyco International Ltd. (Switzerland)	31,560	$1,474,168

		1,487,836

Insurance — 0.3%
ACE Ltd. (Switzerland)	25,570	1,792,968
Aflac, Inc.	15,150	655,389
Allstate Corp. (The)	12,250	335,772
American Financial Group, Inc.	9,200	339,388
American National Insurance Co.	700	51,121
Assurant, Inc.	8,600	353,116
AXIS Capital Holdings Ltd. (Bermuda)	10,470	334,621
CNA Financial Corp.	2,900	77,575
Delphi Financial Group, Inc. (Class A Stock)	29,856	1,322,621
Erie Indemnity Co. (Class A Stock)	2,100	164,136
Everest Re Group Ltd. (Bermuda)	13,780	1,158,760
First American Financial Corp.	11,800	149,506
Hallmark Financial Services, Inc.*	2,500	17,475
Harleysville Group, Inc.	27,701	1,567,046
HCC Insurance Holdings, Inc.	12,500	343,750
Kemper Corp.	9,700	283,337
Maiden Holdings Ltd. (Bermuda)	23,000	201,480
Mercury General Corp.	1,200	54,744
MetLife, Inc.	45,100	1,406,218
National Financial Partners Corp.*	5,400	73,008
PartnerRe Ltd. (Bermuda)	2,780	178,504
Presidential Life Corp.	4,300	42,957
Primerica, Inc.	20,900	485,716
Reinsurance Group of America, Inc.	3,500	182,875
StanCorp Financial Group, Inc.	6,400	235,200
Symetra Financial Corp.	25,600	232,192
Torchmark Corp.	3,900	169,221
Transatlantic Holdings, Inc.	44,170	2,417,424
Unum Group	12,700	267,589
XL Group PLC (Ireland)	29,650	586,182

		15,479,891

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.*	10,510	1,819,281
HSN, Inc.	13,400	485,884
NutriSystem, Inc.	18,600	240,498
Towerstream Corp.*	10,000	21,000

		2,566,663

Internet Software & Services — 0.2%
Akamai Technologies, Inc.*	20,300	655,284
Bankrate, Inc.*	11,024	237,016
Blue Coat Systems, Inc.*	78,552	1,999,148
Dice Holdings, Inc.*	17,600	145,904
IAC/InterActiveCorp	6,900	293,940
Infospace, Inc.*	6,300	69,237
Liquidity Services, Inc.*	12,900	476,010
LoopNet, Inc.*	134,667	2,461,713
Monster Worldwide, Inc.*	3,400	26,962
NIC, Inc.	6,800	90,508
Perficient, Inc.*	1,700	17,017
QuinStreet, Inc.*	2,100	19,656
RightNow Technologies, Inc.*	54,199	2,315,923
Shanda Interactive Entertainment Ltd. (Cayman Islands), ADR*	33,348	1,334,253
TripAdvisor, Inc.	12,963	326,797

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (continued)
VistaPrint NV (Netherlands)*	10,200	$312,120
Zynga, Inc. (Class A Stock)*	6,700	63,047

		10,844,535

Investment Companies
European CleanTech SE (Luxembourg) (Class A Stock)*	57,500	725,736
Solar Senior Capital Ltd.	28	441

		726,177

IT Services
Amdocs Ltd. (Guernsey)*	9,900	282,447
DST Systems, Inc.	7,200	327,744
Fidelity National Information Services, Inc.	3,500	93,065
Fiserv, Inc.*	6,600	387,684
Lender Processing Services, Inc.	4,700	70,829
MasterCard, Inc. (Class A Stock)	1,500	559,230
NeuStar, Inc. (Class A Stock)*	4,300	146,931
SAIC, Inc.*	6,200	76,198
Visa, Inc. (Class A Stock)	5,700	578,721

		2,522,849

Leisure Equipment & Products
Hasbro, Inc.	3,100	98,859
Leapfrog Enterprises, Inc.*	3,600	20,124
Polaris Industries, Inc.	5,900	330,282
Sturm Ruger & Co., Inc.	11,700	391,482

		840,747

Life Sciences Tools & Services
Bruker Corp.*	12,100	150,282
Cambrex Corp.*	1,300	9,334
Charles River Laboratories International, Inc.*	3,000	81,990
Life Technologies Corp.*	9,000	350,190
PerkinElmer, Inc.	17,100	342,000

		933,796

Machinery — 0.1%
AGCO Corp.*	9,500	408,215
Cummins, Inc.	3,200	281,664
Gardner Denver, Inc.	6,900	531,714
Ingersoll-Rand PLC (Ireland)	400	12,188
ITT Corp.	3,450	66,688
Kennametal, Inc.	13,500	493,020
LB Foster Co. (Class A Stock)	800	22,632
LIncoln Electric Holdings, Inc.	14,600	571,152
Meritor, Inc.*	13,300	70,756
NACCO Industries, Inc. (Class A Stock)	2,300	205,206
PACCAR, Inc.	47,540	1,781,324
Parker Hannifin Corp.	3,500	266,875
Sauer-Danfoss, Inc.*	2,200	79,662
Sun Hydraulics Corp.	9,150	214,384
Toro Co. (The)	5,700	345,762
WABCO Holdings, Inc.*	8,600	373,240
Xylem, Inc.	4,400	113,036

		5,837,518

Manufacturing
Barnes Group, Inc.	44	1,061
Cereplast, Inc.*	26,556	25,494

COMMON STOCKS (continued)	Shares	Value (Note 2)

Manufacturing (continued)
Gerber Scientific Escrow Shares*	101,412	$—
Honeywell International, Inc.	5,000	271,750

		298,305

Media — 0.1%
AMC Networks, Inc. (Class A Stock)*	14,794	555,959
CBS Corp. (Class B Stock)	94,420	2,562,559
Cinemark Holdings, Inc.	10,400	192,296
Comcast Corp. (Class A Stock)	9,250	219,318
Cumulus Media, Inc. (Class A Stock)*	4,336	14,482
DIRECTV (Class A Stock)*	3,200	136,832
Discovery Communications, Inc. (Class A Stock)*	7,910	324,073
DISH Network Corp. (Class A Stock)	5,100	145,248
Emmis Communications Corp. (Class A Stock)*	43,814	28,913
Gannett Co., Inc.	8,900	118,993
Global Sources Ltd. (Bermuda)*	15,700	76,145
Journal Communications, Inc. (Class A Stock)*	2,800	12,320
Liberty Media Corp.—Liberty Capital (Class A Stock)*	7,267	567,189
Time Warner, Inc.	73,740	2,664,964
Viacom, Inc. (Class B Stock)	7,200	326,952
Washington Post Co. (The) (Class B Stock)	1,000	376,810

		8,323,053

Metals & Mining — 0.2%
A.M. Castle & Co.*	7,820	73,977
Alcoa, Inc.	155,010	1,340,837
Anvil Mining Ltd. (Australia)*	80,438	579,548
Aurcana Corp. (Canada)*(g)	135,460	94,406
B2Gold Corp. (Canada)*	40,258	122,503
Calvista Gold Corp. (Canada)*	22,500	11,043
Century Aluminum Co.*	2,300	19,573
Cliffs Natural Resources, Inc.	39,014	2,432,523
Coeur d’Alene Mines Corp.*	21,700	523,838
Commercial Metals Co.	24,767	342,528
Energy Fuels, Inc. (Canada)*	80,000	21,988
Freeport-McMoRan Copper & Gold, Inc.	40,860	1,503,239
Grande Cache Coal Corp. (Canada)*	233,434	2,270,754
Independence Godl Corp. (Canada)*	17,050	7,364
Lion One Metals Ltd. (Canada)*(g)	83,340	91,623
Materion Corp.*	4,000	97,120
Mines Management, Inc.*	1,481	2,962
New Gold, Inc. (Canada)*	4,604	46,454
Noranda Aluminum Holding Corp.	10,200	84,150
Reliance Steel & Aluminum Co.	9,400	457,686
Schnitzer Steel Industries, Inc. (Class A Stock)	5,600	236,768
Solitario Exploration & Royalty Corp.*	7,500	10,575
Southern Arc Minerals, Inc. (Canada)*(g)	24,506	16,357
Steel Dynamics, Inc.	50,700	666,705

		11,054,521

Multiline Retail
Big Lots, Inc.*	6,600	249,216
Dollar Tree, Inc.*	5,650	469,572

		718,788

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities — 0.3%
CenterPoint Energy, Inc.	214,617	$4,311,656
Hera SpA (Italy)(a)	984,426	1,405,322
National Grid PLC (United Kingdom), ADR	95,663	4,637,742
PG&E Corp.	9,780	403,132
Public Service Enterprise Group, Inc.	400	13,204
RWE AG (Germany)	45,600	1,602,330
RWE AG (Germany), 144A	22,933	805,838
Sempra Energy	1,000	55,000
Suez Environnement Co. (France)	110,477	1,272,705
Wisconsin Energy Corp.	7,500	262,200

		14,769,129

Office Electronics
Xerox Corp.	23,900	190,244
Zebra Technologies Corp. (Class A Stock)*	2,700	96,606

		286,850

Oil, Gas & Consumable Fuels — 1.6%
Alon USA Energy, Inc.	10,200	88,842
AltaGas Ltd. (Canada)	217,352	6,793,117
Apache Corp.	1,200	108,696
Arch Coal, Inc.	70,081	1,016,875
Cheniere Energy, Inc.*	778,163	6,762,236
Chevron Corp.	9,230	982,072
Complete Production Services, Inc.*	74,982	2,516,396
Compton Petroleum Corp. (Canada)*	27,872	118,456
ConocoPhillips	4,300	313,341
CONSOL Energy, Inc.	94,190	3,456,773
Crescent Point Energy Corp. (Canada)	34,907	1,538,478
CVR Energy, Inc.*	28,800	539,424
Devon Energy Corp.	6,590	408,580
Enbridge, Inc. (Canada)(a)	233,118	8,720,944
Energy Transfer Equity LP(a)	99,273	4,028,498
EQT Corp.	900	49,311
Exxon Mobil Corp.	2,500	211,900
Golar LNG Ltd. (Bermuda)	56,521	2,512,358
Gulf United Energy, Inc.*(g)	196,239	43,173
Hess Corp.	8,350	474,280
Hollyfrontier Corp.	20,400	477,360
Marathon Oil Corp.	8,700	254,649
Marathon Petroleum Corp.	107,212	3,569,087
MarkWest Energy Partners LP	102,510	5,644,201
Murphy Oil Corp.	3,200	178,368
Newfield Exploration Co.*	4,600	173,558
Occidental Petroleum Corp.	9,860	923,882
Origin Energy Ltd. (Australia)	198,000	2,701,537
Peabody Energy Corp.	14,900	493,339
Pioneer Natural Resources Co.	4,570	408,924
QEP Resources, Inc.	9,700	284,210
Rose Rock Midstream LP	100,000	2,058,000
Royal Dutch Shell PLC (United Kingdom), ADR	78,482	5,736,249
Sevan Marine ASA (Norway)	11,270	15,452
Sevan Marine ASA (New) (Norway)*	11,275	15,704
SM Energy Co.	3,600	263,160
Southern Union Co.	69,080	2,908,959
Southwestern Energy Co.*	16,920	540,425
Stone Energy Corp.*	10,400	274,352
Targa Resources Corp.	227,595	9,260,841
Tesoro Corp.*	3,200	74,752

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
TGC Industries, Inc.*	6,089	$43,475
TransCanada Corp. (Canada)	120,310	5,258,802
VAALCO Energy, Inc.*	11,100	67,044
Valero Energy Corp.	2,100	44,205
Venoco, Inc.*	62,166	420,864
Williams Cos., Inc. (The)	373,198	12,322,998
Williams Partners LP(a)	48,165	2,889,418

		97,987,565

Paper & Forest Products
Domtar Corp.	2,400	191,904
KapStone Paper and Packaging Corp.*	4,300	67,682

		259,586

Personal Products
Avon Products, Inc.	17,500	305,725
Herbalife Ltd. (Cayman Islands)	1,900	98,173
Medifast, Inc.*	9,000	123,480
USANA Health Sciences, Inc.*	2,000	60,740

		588,118

Pharmaceuticals — 0.2%
Abbott Laboratories	8,860	498,198
Access Pharmaceuticals, Inc.*	24,512	35,297
Allergan, Inc.	3,500	307,090
Antares Pharma, Inc.*	45,000	99,000
Ariad Pharmaceuticals, Inc.*	24,000	294,000
AVI Biopharma, Inc.*	43,750	32,594
ISTA Pharmaceuticals, Inc.*	18,052	127,267
Jazz Pharmaceuticals, Inc.*	9,100	351,533
Medco Health Solutions, Inc.*	39,667	2,217,385
Merck & Co., Inc.	34,970	1,318,369
Mylan, Inc.*	15,360	329,626
Obagi Medical Products, Inc.*	5,100	51,816
Pacira Pharmaceuticals, Inc.*	13,083	113,168
Par Pharmaceutical Cos., Inc.*	6,500	212,745
Pharmasset, Inc.*	17,189	2,203,630
PharMerica Corp.*	43,209	655,913
Provectus Pharmaceuticals, Inc.*	81,290	65,845
Teva Pharmaceutical Industries Ltd. (Israel), ADR	4,350	175,566
Warner Chilcott PLC (Ireland) (Class A Stock)*	20,100	304,113

		9,393,155

Professional Services
Equifax, Inc.	2,400	92,976
ICF International, Inc.*	4,500	111,510
Insperity, Inc.	3,600	91,260
Kelly Services, Inc. (Class A Stock)	8,500	116,280
Korn/Ferry International*	1,900	32,414
Manpower, Inc.	10,400	371,800
Navigant Consulting, Inc.*	4,400	50,204

		866,444

Real Estate
Kennedy-Wilson Holdings, Inc.	6,782	71,754
Retail Opportunity Investments Corp.	25,522	302,180

		373,934

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts — 0.3%
Alexandria Real Estate Equities, Inc.	7,630	$526,241
American Capital Agency Corp.	7,800	219,024
Annaly Capital Management, Inc.	22,800	363,888
Apollo Commercial Real Estate Finance, Inc.	2,600	34,138
Ashford Hospitality Trust, Inc.	24,300	194,400
AvalonBay Communities, Inc.	5,040	658,224
Boston Properties, Inc.	3,800	378,480
Brandywine Realty Trust	16,440	156,180
Cedar Shopping Centers, Inc.	3,900	16,809
Chatham Lodging Trust	10,000	107,800
Chimera Investment Corp.	60,100	150,851
Colonial Properties Trust	3,860	80,520
CommonWealth REIT	26,525	441,376
Corporate Office Properties Trust	23,200	493,232
CreXus Investment Corp.	4,400	45,672
Cubesmart	73,110	777,890
DDR Corp.	35,200	428,384
Duke Realty Corp.	16,800	202,440
DuPont Fabros Technology, Inc.	17,700	428,694
Dynex Capital, Inc.	7,500	68,475
Education Realty Trust, Inc.	8,950	91,558
Excel Trust, Inc.	1,300	15,600
First Industrial Realty Trust, Inc.*	16,700	170,841
Franklin Street Properties Corp.	3,000	29,850
General Growth Properties, Inc.	23,658	355,343
Getty Realty Corp.	6,500	90,675
Glimcher Realty Trust	28,760	264,592
Hospitality Properties Trust	25,100	576,798
Inland Real Estate Corp.	34,100	259,501
Invesco Mortgage Capital, Inc.	22,600	317,530
Investors Real Estate Trust	3,100	22,614
Kimco Realty Corp.	33,780	548,587
Liberty Property Trust	5,900	182,192
Macerich Co. (The)	9,930	502,458
Mack-Cali Realty Corp.	24,060	642,161
Pebblebrook Hotel Trust	26,160	501,749
Pennymac Mortgage Investment Trust	15,800	262,596
Post Properties, Inc.	10,470	457,748
Redwood Trust, Inc.	4,300	43,774
Regency Centers Corp.	18,020	677,912
Resource Capital Corp.	26,000	145,860
Sabra Healthcare REIT, Inc.	18,300	221,247
Saul Centers, Inc.	1,900	67,298
Senior Housing Properties Trust	34,300	769,692
Simon Property Group, Inc.	6,960	897,422
SL Green Realty Corp.	8,230	548,447
Summit Hotel Properties, Inc.	1,500	14,160
Sunstone Hotel Investors, Inc.*	25,700	209,455
Urstadt Biddle Properties, Inc. (Class A Stock)	3,600	65,088
Ventas, Inc.	10,610	584,929
Weingarten Realty Investors	17,300	377,486
Winthrop Realty Trust	23,900	243,063

		15,930,944

Real Estate Management & Development
Jones Lang LaSalle, Inc.	5,400	330,804

Retail & Merchandising — 0.1%
99 Cents Only Stores*	105,638	2,318,754

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
AutoZone, Inc.*	1,770	$575,197
J. Crew Escrow Shares*	3,300	—
Little Sheep Group Ltd. (Cayman Islands)	1,296,298	1,073,210
Morton’s Restaurant Group, Inc.*	59,404	408,700
Susser Holdings Corp.*	7,550	170,781
Talbots, Inc.*	74,593	198,417

		4,745,059

Road & Rail — 0.5%
Amerco, Inc.	3,600	318,240
Avis Budget Group, Inc.*	46,600	499,552
Celadon Group, Inc.	1,100	12,991
CSX Corp.	88,200	1,857,492
East Japan Railway Co. (Japan)	53,900	3,431,337
J.B. Hunt Transport Services, Inc.	103,707	4,674,074
Localiza Rent A Car SA (Brazil)	239,572	3,288,054
Norfolk Southern Corp.	16,900	1,231,334
QR National Ltd. (Australia)	1,590,056	5,561,968
Union Pacific Corp.	56,649	6,001,395

		26,876,437

Savings & Loan
Parkvale Financial Corp.	29,474	724,471

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Analogic Technologies, Inc.*	221,569	1,280,669
Advanced Micro Devices, Inc.*	2,000	10,800
Altera Corp.	25,240	936,404
Amkor Technology, Inc.*	32,600	142,136
Amtech Systems, Inc.*	31,300	266,363
Analog Devices, Inc.	27,290	976,436
Applied Materials, Inc.	9,340	100,031
Avago Technologies Ltd. (Singapore)	21,730	627,128
Broadcom Corp. (Class A Stock)*	33,720	990,019
Cirrus Logic, Inc.*	24,800	393,080
Entegris, Inc.*	63,300	552,293
Fairchild Semiconductor International, Inc.*	17,400	209,496
Freescale Semiconductor Holdings I Ltd. (Bermuda)*	19,230	243,260
Intel Corp.	21,900	531,075
IXYS Corp.*	2,600	28,158
Lam Research Corp.*	28,590	1,058,402
LSI Corp.*	17,400	103,530
Marvell Technology Group Ltd. (Bermuda)*	36,530	505,941
Micrel, Inc.	2,800	28,308
Micron Technology, Inc.*	17,340	109,069
MKS Instruments, Inc.	900	25,038
Netlogic Microsystems, Inc.*	54,515	2,702,309
Novellus Systems, Inc.*	42,868	1,770,020
ON Semiconductor Corp.*	3,830	29,568
PMC — Sierra, Inc.*	68,300	376,333
Tessera Technologies, Inc.*	26,800	448,900
Ultra Clean Holdings*	2,400	14,664
Veeco Instruments, Inc.*	10,100	210,080
Xilinx, Inc.	51,310	1,644,999

		16,314,509

Software — 0.1%
ACI Worldwide, Inc.*	6,300	180,432
Activision Blizzard, Inc.	23,200	285,824
Adobe Systems, Inc.*	8,460	239,164

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Autodesk, Inc.*	3,300	$100,089
BMC Software, Inc.*	5,300	173,734
CA, Inc.	7,600	153,634
Citrix Systems, Inc.*	6,760	410,467
DemandTec, Inc.*	65,221	858,961
FactSet Research Systems, Inc.	5,800	506,224
Fair Isaac Corp.	500	17,920
Intuit, Inc.	5,600	294,504
Magic Software Enterprises Ltd. (Israel)*	25,347	131,044
Mentor Graphics Corp.*	13,982	189,596
MICROS Systems, Inc.*	10,200	475,116
Microsoft Corp.	8,500	220,660
Monotype Imaging Holdings, Inc.*	2,900	45,211
NetScout Systems, Inc.*	6,000	105,600
Oracle Corp.	3,000	76,950
Parametric Technology Corp.*	5,900	107,734
Progress Software Corp.*	5,100	98,685
Quest Software, Inc.*	9,200	171,120
S1 Corp.*	188,481	1,803,763
Seachange International, Inc.*	7,600	53,428
SinoHub, Inc.*	49,276	18,858
SS&C Technologies Holdings, Inc.*	4,400	79,464
Symantec Corp.*	3,600	56,340
Synopsys, Inc.*	3,100	84,320
Telenav, Inc.*	2,900	22,649

		6,961,491

Specialty Retail — 0.1%
American Eagle Outfitters, Inc.	14,600	223,234
Ascena Retail Group, Inc.*	7,400	219,928
Bebe Stores, Inc.	4,900	40,817
Express, Inc.*	30,756	613,275
Finish Line, Inc. (The) (Class A Stock)	11,000	212,135
PetSmart, Inc.	6,200	317,998
Ross Stores, Inc.	15,800	750,974
Shoe Carnival, Inc.*	1,700	43,690
TJX Cos., Inc. (The)	4,400	284,020
Ulta Salon Cosmetics & Fragrance, Inc.*	4,600	298,632
Williams-Sonoma, Inc.	6,800	261,800

		3,266,503

Telecommunications — 0.1%
Cisco Systems, Inc.	43,650	789,192
Clearwire Corp. (Class A Stock)*	160,000	310,400
Corning, Inc.	13,420	174,192
Motorola Mobility Holdings, Inc.*	65,560	2,543,728
Neonode, Inc.*	16,875	80,156
Orckit Communications Ltd. (Israel)*	1,659	1,676
Pinnacle Data Systems, Inc.*	6,419	15,277
Procera Networks, Inc.*	7,000	109,060
Sprint Nextel Corp.*	272,390	637,393
Tekelec*	4,241	46,354
Telestone Technologies Corp.*	12,647	52,612
Trunkbow International Holdings Ltd.*	14,718	29,436

		4,789,476

Textiles, Apparel & Luxury Goods
Coach, Inc.	9,900	604,296
Crocs, Inc.*	34,500	509,565
Fossil, Inc.*	700	55,552

COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods (continued)
Maidenform Brands, Inc.*	5,300	$96,990
Movado Group, Inc.	1,900	34,523
NIKE, Inc. (Class B Stock)	2,110	203,341
Oxford Industries, Inc.	5,600	252,672
True Religion Apparel, Inc.*	13,800	477,204

		2,234,143

Thrifts & Mortgage Finance
First Defiance Financial Corp.	2,000	29,180
OceanFirst Financial Corp.	1,300	16,991
Washington Federal, Inc.	8,600	120,314

		166,485

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.	7,000	246,190
Beacon Roofing Supply, Inc.*	3,300	66,759
DXP Enterprises, Inc.*	12,500	402,500
Houston Wire & Cable Co.	6,900	95,358
Interline Brands, Inc.*	7,600	118,332
Kaman Corp.	9,200	251,344
Lawson Products, Inc.	2,900	44,747
Mills Estruturas e Servicos de Engenharia SA (Brazil)	320,183	3,038,327
Textainer Group Holdings Ltd. (Bermuda)	3,000	87,360
W.W. Grainger, Inc.	1,400	262,066

		4,612,983

Transportation
TNT Express NV (Netherlands)	40,032	299,158

Transportation Infrastructure — 0.6%
Atlantia SpA (Italy)	131,919	2,112,002
CCR SA (Brazil)	671,012	4,396,068
COSCO Pacific Ltd. (Bermuda)	1,635,600	1,910,088
EcoRodovias Infrastructura e Logistica SA (Brazil)	242,455	1,813,295
EcoRodovias Infrastructura e Logistica SA (Brazil), 144A	266,500	1,993,124
Groupe Eurotunnel SA (France)	650,596	4,429,088
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	41,703	2,332,866
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	3,287,355	3,026,368
Santos Brasil Participacoes SA (Brazil), UTS	171,104	2,263,040
Societa Iniziative Autostradali e Servizi SpA (Italy)	350,366	2,639,138
Transurban Group (Australia)	1,481,746	8,517,262

		35,432,339

Water Utilities
American Water Works Co., Inc.	17,100	544,806
California Water Service Group	1,100	20,086
Pennichuck Corp.	14,064	405,465

		970,357

Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.*	79,229	3,549,459
MetroPCS Communications, Inc.*	59,700	518,196
NII Holdings, Inc.*	148,208	3,156,830
SBA Communications Corp. (Class A Stock)*	81,263	3,491,058

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Wireless Telecommunication Services (contInued)
Telephone & Data Systems, Inc.	8,100	$209,709
Telephone & Data Systems, Inc. (Special Stock)	245,145	5,836,902
United States Cellular Corp.*	4,800	209,424

		16,971,578

TOTAL COMMON STOCKS (cost $572,086,805)		576,576,012

EXCHANGE TRADED FUNDS — 2.9%
iShares Barclays Intermediate Credit Bond Fund(a)	69,800	7,481,164
iShares Dow Jones US Real Estate Index Fund(a)	205,000	11,641,950
iShares iBoxx $ High Yield Corporate Bond Fund(a)	247,400	22,124,982
iShares iBoxx Investment Grade Corporate Bond Fund(a)	180,000	20,476,800
iShares JPMorgan USD Emerging Markets Bond Fund(a)	107,100	11,754,225
iShares MSCI Canada Index Fund	515,700	13,717,620
iShares MSCI EAFE Index Fund(a)	83,000	4,110,990
iShares S&P Global 100 Index Fund(a)	228,921	13,263,683
SPDR Barclays Capital High Yield Bond(a)	524,500	20,167,025
SPDR Dow Jones REIT(a)	308,000	19,835,200
Sprott Physical Gold Trust*	29,801	411,254
Vanguard MSCI Emerging Markets(a)	741,000	28,313,610

TOTAL EXCHANGE TRADED FUNDS (cost $168,638,556)		173,298,503

PREFERRED STOCKS — 0.1%
Commercial Banks
UBS AG (Switzerland), CVT, 9.375%*	2,600	35,555
Wintrust Financial Corp., CVT, 7.500%*	2,400	108,240

		143,795

Commercial Services & Supplies
China Dredging Group Co. Ltd.*(g)	100,000	500,000

Consumer Finance
SLM Corp., 5.629%(c)	900	18,225

Diversified Financial Services
Jack Cooper Holdings Corp., Series B*(g)	225	22,500

Electric Utilities — 0.1%
Cia Paranaense de Energia (Brazil), (PRFC B), 0.074%	153,836	3,208,267
PPL Corp., CVT, 8.750%*	5,300	294,150

		3,502,417

Farming & Agriculture
Universal Corp., CVT, 6.750%*	325	336,375

Financial — Bank & Trust
Ally Financial, Inc., 7.000%	175	125,459

Insurance
MetLife, Inc., 5.000%*	11,100	683,982

Media
Nielsen Holdings NV (Netherlands), CVT, 6.250%*	700	40,644

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels
Energy XXI Bermuda Ltd. (Bermuda), CVT, 5.625%*	1,750	$597,188
Sevan Marine Unsec’d. Ltd. Ordinary Shares (Norway)*	45	63
Superior Well Services, Inc., Series A, CVT, 4.000%*	154	136,790
Whiting Petroleum Corp., CVT, 6.250%*	75	16,504

		750,545

Paper & Forest Products
China Wood, Inc., CVT, 8.000%(g)	20,500	80,340

Savings & Loan
Sovereign Capital Trust IV, CVT, 4.375%*	35,079	1,683,792

Software
Authentidate Holding Corp., CVT, 15.000%*(g)	21,700	44,268

TOTAL PREFERRED STOCKS (cost $8,620,434)		7,932,342

	Units
RIGHTS*
Biotechnology
Clinical Data, Inc.	33,609	—

Healthcare Equipment & Supplies
AMA Contingent	27,759	3

TOTAL RIGHTS (cost $0)		3

	Shares
UNAFFILIATED MUTUAL FUNDS — 2.0%
Adams Express Co. (Retail Shares)	6,020	58,033
Advent Claymore Convertible Securities and Income Fund	8,329	122,686
Advent Claymore Enhanced Growth & Income Fund	2,784	25,000
Advent Claymore Global Convertible Securities & Income Fund	21,446	135,110
Apollo Senior Floating Rate Fund, Inc.	22,712	363,619
ASA Gold and Precious Metals Ltd. (Retail Shares)	31,671	829,463
ASG Diversifying Strategies Fund (Class Y Shares)	489,426	4,781,694
Avenue Income Credit Strategies Fund	2,376	36,567
BlackRock Core Bond Trust	39,679	536,460
BlackRock Corporate High Yield Fund III, Inc.	14,588	103,283
BlackRock Credit Allocation Income Trust II, Inc.	49,005	481,719
BlackRock Credit Allocation Income Trust III, Inc.	43,149	454,790
BlackRock Credit Allocation Income Trust IV	39,413	478,868
BlackRock Defined Opportunity Credit Trust	2,741	34,125
BlackRock Diversified Income Strategies Fund, Inc.	11,585	110,058
Blackrock Ecosolutions Investment Trust*	2,837	22,185
BlackRock Energy and Resources Trust	358	8,753

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

BlackRock Enhanced Capital and Income Fund, Inc.	20,874	$256,750
BlackRock Enhanced Equity Dividend Trust	25,578	180,836
BlackRock Equity Dividend Trust	8,203	74,319
BlackRock Floating Rate Income Strategies Fund II, Inc.	13,774	169,833
BlackRock Floating Rate Income Strategies Fund, Inc.	21,987	293,746
BlackRock Floating Rate Income Trust Fund	11,650	156,926
BlackRock Global Opportunities Equity Trust	4,901	64,742
BlackRock Income Opportunity Trust, Inc.	61,275	626,230
Blackrock International Growth and Income Trust*	30,696	219,783
BlackRock Limited Duration Income Trust	998	15,938
BlackRock Resources & Commodities Strategy Trust	37,323	495,649
BlackRock Strategic Equity Dividend Trust	9,128	89,454
Blackstone/GSO Long-Short Credit Income Fund	778	13,273
Blackstone/GSO Senior Floating Rate Term Fund	19	349
Calamos Convertible and High Income Fund	7,890	91,208
Calamos Market Neutral Income Fund (Institutional Class Shares)	305,911	3,664,811
CBRE Clarion Global Real Estate Income Fund	88,596	605,997
Central Securities Corp. (Retail Shares)	162	3,315
Clough Global Equity Fund	9,474	113,972
Cohen & Steers Closed-End Opportunity Fund, Inc.	746	8,930
Cohen & Steers Global Income Builder, Inc.	21,729	202,080
Columbia Seligman Premium Technology Growth Fund*	152	2,380
Eaton Vance Enhanced Equity Income Fund	85,083	866,145
Eaton Vance Enhanced Equity Income Fund II	80,203	818,873
Eaton Vance Floating-Rate Income Trust	18,493	263,155
Eaton Vance Global Macro Absolute Return Fund (Institutional Class Shares)*	1,949,715	19,146,198
Eaton Vance Limited Duration Income Fund	65,297	994,473
Eaton Vance Risk-Managed Diversified
Equity Income Fund	84,391	881,886
Eaton Vance Senior Floating-Rate Trust Fund	9,814	141,125
Eaton Vance Senior Income Trust Fund (Retail Shares)	34,373	224,456
Eaton Vance Short Duration Diversified Income Fund	3,542	57,380
Eaton Vance Tax Managed Global Buy Write-Opportunities Fund	95,968	986,551
Eaton Vance Tax-Advantaged Dividend Income Fund	48,316	705,414
Eaton Vance Tax-Advantaged Global Dividend Income Fund	11,907	145,623
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	19,626	333,642
Eaton Vance Tax-Managed Buy-Write Income Fund	47,910	615,164

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Eaton Vance Tax-Managed Buy-Write Opportunities Fund	85,362	$1,000,443
Eaton Vance Tax-Managed Diversified Equity Income Fund	107,519	953,694
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	91,257	752,870
First Opportunity Fund, Inc. (Retail Shares)*	11,004	68,445
First Trust Aberdeen Emerging Opportunity Fund	4,887	87,086
First Trust Aberdeen Global Opportunity Income Fund	2,257	35,570
First Trust Enhanced Equity Income Fund	13,030	141,115
First Trust High Income Long/Short Fund	42,978	656,274
Fort Dearborn Income Securities, Inc.	469	7,485
Forum Funds — Absolute Strategies Fund (Institutional Class Shares)	1,038,649	11,477,073
Forward Long/Short Credit Analysis Fund
(Institutional Class Shares)	542,119	4,358,635
Gabelli ABC Fund (Advisor Class Shares)	596,195	5,777,132
Gabelli Global Multimedia Trust, Inc. (Retail Shares)	10,492	65,470
Gamco Natural Resources Gold & Income Trust By Gabelli*	434	5,833
General American Investors Co., Inc. (Retail Shares)	5,762	143,531
Guggenheim Enhanced Equity Income Fund	764	6,234
Highbridge Statistical Market Neutral Fund (Institutional Class Shares)*	920,825	13,637,419
Highland Long/Short Equity Fund (Class Z Shares)*	354,522	3,892,652
Hussman Strategic Growth Fund	1,046,347	13,006,097
ING Emerging Markets High Dividend Equity Fund	10,016	130,909
ING Infrastructure Industrials and Materials Fund	2,261	34,797
ING Prime Rate Trust	79,312	404,491
ING Risk Managed Natural Resources Fund*	588	6,703
Invesco Van Kampen Bond Fund	19,094	399,065
Invesco Van Kampen Dynamic Credit Opportunities Fund	90,431	955,856
John Hancock Hedged Equity & Income Fund	12,610	185,115
Kayne Anderson Midsteam Energy Fund, Inc.*	10,360	258,378
Lazard Global Total Return and Income Fund, Inc.	4,296	57,523
LMP Corporate Loan Fund, Inc. (Retail Shares)	2,969	32,986
LMP Real Estate Income Fund, Inc.	7,102	65,694
Madison/Claymore Covered Call & Equity Strategy Fund	29,336	219,140
Merger Fund (The)*	730,642	11,390,710
MLP & Strategic Equity Fund, Inc.	2,799	47,807
Montgomery Street Income Securities, Inc.	6,656	102,636
Morgan Stanley Emerging Markets Fund, Inc. (Retail Shares)*	6,696	86,512
Morgan Stanley Income Securities, Inc.	23,437	406,398
Nuveen Core Equity Alpha Fund*	125	1,559
Nuveen Equity Premium Advantage Fund	28,191	323,069

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Nuveen Equity Premium and Growth Fund	21,668	$261,533
Nuveen Equity Premium Income Fund	35,886	401,205
Nuveen Equity Premium Opportunity Fund	37,388	426,971
Nuveen Quality Preferred Income Fund	979	7,411
Nuveen Quality Preferred Income Fund II	23,465	183,731
Nuveen Quality Preferred Income Fund III	31,416	246,301
Nuveen Short Duration Credit Opportunities Fund	5,787	101,215
Nuveen Tax-Advantaged Dividend Growth Fund*	4,199	51,606
Nuveen Tax-Advantaged Total Return Strategy Fund	7,288	69,673
Petroleum & Resources Corp. (Retail Shares)	21,625	529,380
Royce Focus Trust, Inc.	39,177	246,815
Source Capital, Inc. (Retail Shares)	2,009	94,383
Turner Spectrum Fund*	259,182	2,838,040
Wells Fargo Advantage Global Dividend Opportunity Fund	833	6,322
Wells Fargo Advantage Multi-Sector Income Fund	21,483	317,519
Western Asset Global Corporate Defined
Opportunity Fund, Inc.	19,919	358,542
Western Asset Income Fund	23,286	321,580

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $122,256,628)		119,757,652

	Units
WARRANTS*
Automobile Manufacturers
Kandi Technologies Corp. (China), expiring 12/23/13(g)	18,044	3,609

Biotechnology
CytRx Corp., expiring 07/27/16	280,000	—
Opexa Therapeutics, Inc., expiring 02/11/16(g)	4,848	436
Rosetta Genomics Ltd. (Israel), expiring 11/30/15(g)	21,875	—
Rosetta Genomics Ltd. (Israel), expiring 02/23/16(g)	49,012	—
RXi Pharmaceuticals Corp., Series A, expiring 03/04/16(g)	14,600	1,168
RXi Pharmaceuticals Corp., Series B, expiring 03/04/16(g)	14,600	—

		1,604

Building Products
China Gengsheng Minerals, Inc. (China), expiring 01/11/12(g)	21,070	—

Commercial Banks
Wintrust Financial Corp., expiring 12/19/18	41,843	519,690

Communications Equipment
Spherix, Inc., expiring 01/24/16(g)	20,425	—

Conglomerates
Nautilus Marine Acquisition Corp. (Australia), expiring 07/15/16	96,000	24,000
Trio Merger Corp., expiring 06/19/16	57,000	42,750

		66,750

WARRANTS* (continued)	Units	Value (Note 2)

Containers & Packaging
CryoPort, Inc., expiring 08/10/15(g)	71,428	$8,571
CryoPort, Inc., expiring 02/15/16(g)	113,002	14,690

		23,261

Diversified Financial Services
Jack Cooper Holdings Corp., expiring 12/15/17(g)	200	12,000
Jack Cooper Holdings Corp., expiring 05/06/18	50	3,000

		15,000

Energy — Alternate Sources
China Integrated Energy, Inc. (China), expiring 01/13/12(g)	21,070	—
Greenhouse Holdings, Inc., expiring 02/25/16(g)	25,287	—
Plug Power, Inc., expiring 05/03/16(g)	12,375	4,331
Syntroleum Corp., expiring 07/05/16(g)	31,646	5,380

		9,711

Food Products
HQ Sustainable Maritime Industries, Inc., expiring 08/10/15(g)	20,761	—

Healthcare Equipment & Supplies
Adventrx Pharmaceuticals, Inc., expiring 11/11/16	11,250	2,362
InspireMD, Inc., expiring 03/31/16(g)	5,888	1,708

		4,070

Healthcare Providers & Services
Neostem, Inc., expiring 07/22/16	30,000	—

Holding Companies — Diversified
Australia Acquisition Corp., expiring 10/18/15	70,000	26,075
Cazador Acquisition Corp. Ltd. (Cayman Islands), expiring 10/07/20	28,804	6,049
FlatWorld Acquisition Corp. (British Virgin Islands), expiring 09/12/12	24,225	6,662
Hicks Acquisition Co. II, Inc., expiring 07/14/17(g)	75,000	30,375
Italy1 Investment SA (Luxembourg), expiring 01/27/16	60,858	37,807
JWC Acquisition Corp., expiring 11/17/15	118,125	66,150
L&L Acquisition Corp., expiring 11/23/15	35,000	19,250
Lone Oak Acquisition Corp. (Cayman Islands), expiring 03/24/16	28,070	7,439
Prime Acquisition Corp., expiring 03/30/16	51,855	15,297
RLJ Acquisition, Inc., expiring 02/22/16	96,063	40,827
Selway Capital Acquisition Corp., expiring 11/07/16	44,978	11,694

		267,625

Insurance
Lincoln National Corp., expiring 07/10/19	7,597	93,443

Investment Companies
European CleanTech SE (Luxembourg),expiring 10/01/15	57,500	18,605

Manufacturing
Cereplast, Inc., expiring 02/01/16(g)	6,639	66

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

WARRANTS* (continued)	Units	Value (Note 2)

Metals & Mining
Aurcana Corp. (Canada), expiring 12/08/13(g)	67,730	$8,643
Calvista Gold Corp. (Canada), expiring 05/19/13	11,250	773
China Shen Zhou Mining & Resources, Inc., expiring 01/21/14(g)	7,012	70
Energy Fuels, Inc. (Canada), expiring 03/31/15(g)	40,000	785
Kinross Gold Corp. (Canada), expiring 09/17/14	5,352	7,618
Pretium Resources, Inc. (Canada), expiring 04/08/13	2,000	2,454

		20,343

Oil, Gas & Consumable Fuels
Camac Energy, expiring 12/27/15(g)	9,808	981
Green Field Energy Services, Inc., expiring 11/15/21	200	9,200

		10,181

Paper & Forest Products
China Wood, Inc., expiring 09/30/15(g)	10,250	6,662

Pharmaceuticals
Access Pharmaceuticals, Inc., expiring 12/15/15(g)	7,353	74
Bionovo, Inc., expiring 02/02/16(g)	4,050	40
IntelliPharmaCeutics International, Inc., Series A, expiring 01/26/16(g)	20,625	11,962
IntelliPharmaCeutics International, Inc., Series B, expiring 01/26/13(g)	20,625	3,712
Pluristem Therapeutics, Inc. (Israel), expiring 07/26/16(g)	17,820	7,306
Provectus Pharmaceuticals, Inc., Series A, expiring 01/19/16(g)	93,424	2,803
Provectus Pharmaceuticals, Inc., Series C, expiring 01/19/16(g)	65,397	1,962
Repros Therapeutics, Inc., expiring 02/07/16(g)	9,485	12,710
Synergy Pharmaceuticals, expiring 10/19/16	9,000	8,280

		48,849

Software
Authentidate Holding Corp., expiring 04/12/15(g)	108,500	11,935
Magic Software Enterprises Ltd., expiring 12/23/13(g)	14,136	4,382
SinoHub, Inc., expiring 09/21/13(g)	22,826	—

		16,317

Telecommunications
Orckit Communications Ltd. (Israel), expiring 11/30/15(g)	9,176	184

TOTAL WARRANTS (cost $1,152,711)		1,125,970

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES — 0.4%
American Money Management Corp. CDO (Cayman Islands),
Series 2005-5A, Class A1A, 144A
0.798%(c)	08/08/17	Aaa		$294	$285,268
Aquilae CLO PLC (Ireland),
Series 2006-1X, Class A
2.057%(c)	01/17/23	Aa1	EUR	189	222,312
ARES CLO Ltd. (Cayman Islands),
Series 2006-6RA, Class A1B, 144A
0.768%(c)	03/12/18	Aaa		413	400,548
Babson CLO Ltd. (Cayman Islands),
Series 2004-2A, Class A2A, 144A
0.606%(c)	11/15/16	Aaa		828	803,421
Canada Capital Auto Receivables Asset Trust (Canada),
Series 2011-1A, Class A2, 144A
2.632%	08/17/14	Aaa	CAD	1,400	1,394,737
Citibank Omni Master Trust, Series 2009-A8, Class A8, 144A
2.378%(c)	05/16/16	Aaa		2,800	2,817,197
Series 2009-A14A, Class A14, 144A
3.028%(c)	08/15/18	Aaa		3,000	3,147,020
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A2
0.474%(c)	07/25/36	B2		414	337,410
Eurocredit BV CDO (Netherlands),
Series IV-X, Class A1
2.067%(c)	02/22/20	Aaa	EUR	303	362,428
Eurocredit CDO I Ltd. (Netherlands),
Sr. Unsec’d. Notes
2.277%(c)	09/03/12	Aaa	EUR	174	216,252
First CLO Ltd.,
Series 2004-2X1, Class A2
0.854%(c)	12/14/16	Aa2		84	81,769
Ford Auto Securitization Trust (Canada),
Series 2009-R1A, Class A2, 144A
4.817%	10/15/12	AAA(d)	CAD	12	11,492
Ford Credit Auto Owner Trust,
Series 2009-A, Class A3B
2.778%(c)	05/15/13	Aaa		73	72,913
Galaxy CLO Ltd. (Cayman Islands),
Series 2007-8A, Class A, 144A
0.658%(c)	04/25/19	Aa1		789	730,764
Globaldrive (Netherlands),
Series 2011-AA, Class A
1.887%(c)	04/20/19	Aaa	EUR	951	1,222,993
Gulf Stream Compass CLO Ltd. (Cayman Islands),
Series 2003-1A, Class A, 144A
1.042%(c)	08/27/15	Aaa		293	284,136
Harvest CLO SA (Luxembourg),
Series IX, Class A1
2.228%(c)	03/29/17	Aa1	EUR	191	237,277
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.729%(c)	05/21/21	Aaa		800	740,150
Illinois Student Assistance Commission,
Series 2010-1, Class A1
0.898%(c)	04/25/17	AA+(d)		152	150,849
Jubilee CDO BV (Netherlands),
Series IV-X, Class A
2.165%(c)	10/15/19	Aa1	EUR	800	985,108

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Katonah Ltd. (Cayman Islands),
Series 4A, Class A, 144A
1.120%	(c)	02/20/15	Aaa		$127	$125,688
Series 6A, Class A1A, 144A
0.883%	(c)	09/20/16	Aaa		464	456,018
Landmark CDO Ltd. (Cayman Islands),
Series 2005-1A, Class A1L, 144A
0.827%	(c)	06/01/17	Aaa		1,354	1,313,883
LCM LP (Cayman Islands),
Series 5A, Class A1, 144A
0.797%	(c)	03/21/19	Aaa		500	470,096
MAGI Funding PLC (Ireland),
Series I-A, Class A
2.015%	(c)	04/11/21	Aaa	EUR	929	1,101,942
Magnolia Funding Ltd. (Channel Islands),
Series 2010-1A, Class A1
3.000%		04/20/17	NR	EUR	236	303,518
MBNA Credit Card Master Note Trust,
Series 2002-A2, Class A
5.600%		07/17/14	Aaa	EUR	600	781,418
Nelnet Student Loan Trust,
Series 2008-4, Class A2
1.118%	(c)	07/25/18	Aaa		74	73,809
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.868%	(c)	10/26/20	AA+(d)		457	453,563
Pacifica CDO Ltd. (Cayman Islands),
Series 2004-3A, Class A1, 144A
0.932%	(c)	05/13/16	Aaa		415	405,880
Series 2004-4X, Class A1L
0.807%	(c)	02/15/17	Aaa		396	384,814
Penta CLO SA (Luxembourg),
Series 2007-1X, Class A1
1.917%	(c)	06/04/24	Aaa	EUR	581	668,442
Plymouth Rock CLO Ltd., Inc.,
Series 2010-1A, Class A, 144A
1.961%	(c)	02/16/19	AAA(d)		422	417,666
Sagamore CLO Ltd. (Cayman Islands),
Series 2003-1A, Class A2, 144A
0.943%	(c)	10/15/15	Aaa		317	309,606
SLM Student Loan Trust,
Series 2004-5X, Class A5
1.835%	(c)	10/25/23	Aaa	EUR	200	233,141
Series 2009-C, Class A, 144A
4.500%	(c)	11/16/43	AAA(d)		557	528,449
Series 2009-CT, Class 1A, 144A
2.350%	(c)	04/15/39	Aaa		332	332,622
Series 2010-C, Class A1, 144A
1.928%	(c)	12/15/17	Aaa		119	119,000
South Carolina Student Loan Corp.,
Series 2010-1, Class A1
0.870%	(c)	01/25/21	AA+(d)		1,010	1,000,182
Symphony CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.697%	(c)	05/15/19	Aaa		500	471,900

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Wood Street CLO BV (Netherlands),
Series II-A, Class A1
1.988%	(c)	03/29/21	Aa1	EUR	214	$258,923

TOTAL ASSET-BACKED SECURITIES (cost $25,509,809)						24,714,604

BANK LOANS(c) — 0.1%
Cable Television
Charter Communications,
Term Loan C
3.830%		09/06/16	Ba1		$987	964,572

Financial Services — 0.1%
Desarrolladora Homex SA,
Term Loan
3.794%		04/28/12(g)	NR		600	597,279
Springleaf Financial Corp.,
Initial Loan
5.500%		05/28/17	B2		1,000	866,875

						1,464,154

Oil, Gas & Consumable Fuels
Petroleum Export III Ltd.,
Term Loan
4.046%		04/08/13	NR		865	859,939
Petroleum Export V Ltd.,
Tranche Term Loan B
3.563%		12/07/12	NR		300	297,807

						1,157,746

Sovereign Issues
Republic of Indonesia,
Term Loan
1.188%		12/14/19	BB+(d)		229	211,609

TOTAL BANK LOANS (cost $3,924,075)						3,798,081

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A, 144A
5.614%	(c)	06/24/50	NR		250	273,730
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2007-3, Class A4
5.622%	(c)	06/10/49	Aa3		100	107,230
Series 2007-4, Class A4
5.724%	(c)	02/10/51	A+(d)		100	109,424
Commercial Mortgage Pass-Through Certificates,
Series 2010-C1, Class A1, 144A
3.156%		07/10/46	Aaa		1,172	1,202,583
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class SVA1, 144A
0.508%	(c)	10/15/21	Aaa		497	464,652
Series 2009-RR1, Class A3A, 144A
5.383%		02/15/40	Aaa		100	108,814
Series 2010-RR4, Class 2A, 144A
5.467%	(c)	09/18/39	Aaa		1,000	1,102,080
Series 2010-UD1, Class A, 144A
5.787%	(c)	12/18/49	Aaa		1,100	1,211,672

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces,
Series 2010-M7, Class FA
0.894%	(c)	11/25/20	Aaa	$1,192	$1,188,224
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A5
5.224%	(c)	04/10/37	Aaa	800	856,546
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A2, 144A
1.317%	(c)	03/06/20	Aaa	250	247,786
Series 2010-C1, Class A2, 144A
4.592%		08/10/43	Aaa	1,800	1,971,000
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2010-C2, Class A3, 144A
4.070%		11/15/43	AAA(d)	1,200	1,262,057
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 2007-LLFA, Class A1, 144A
0.578%	(c)	06/15/22	Aaa	506	492,221
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.814%	(c)	07/09/21	Aaa	400	370,518
Morgan Stanley Capital I,
Series 2007-XLFA, Class A1, 144A
0.339%	(c)	10/15/20	Aaa	66	64,952
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.007%	(c)	12/16/49	Aaa	100	112,108
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%		09/13/28	AAA(d)	600	642,424
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%	(c)	08/15/41	Aaa	1,100	1,177,419
Series 2006-WL7A, Class A1, 144A
0.368%	(c)	09/15/21	Aaa	393	374,056
Series 2007-C32, Class A2
5.735%	(c)	06/15/49	Aaa	958	981,112

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,911,231)					14,320,608

CONVERTIBLE BONDS — 1.6%
Aerospace & Defense
Textron, Inc.,
Sr. Unsec’d. Notes
4.500%		05/01/13	Baa3	875	1,343,125

Agriculture
Alliance One International, Inc.,
Sr. Sub. Notes
5.500%		07/15/14	Caa1	850	649,188
Vector Group Ltd.,
Sr. Unsec’d. Notes
3.750%	(c)	11/15/14	NR	1,000	1,325,000

					1,974,188

Auto Parts & Equipment — 0.1%
Titan International, Inc.,
Gtd. Notes, 144A
5.625%		01/15/17	B+(d)	1,025	2,224,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Auto Parts & Equipment (continued)
TRW Automotive, Inc.,
Gtd. Notes
3.500%	12/01/15	Ba2	$450	$606,834

				2,831,084

Automobile Manufacturers
Navistar International Corp.,
Sr. Sub. Notes
3.000%	10/15/14	B(d)	1,500	1,616,250

Beverages
Central European Distribution Corp.,
Sr. Unsec’d. Notes
3.000%	03/15/13	CCC(d)	195	156,000

Biotechnology
Enzon Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/13	NR	450	453,375
PDL BioPharma, Inc.,
Sr. Unsec’d. Notes, 144A
2.875%	02/15/15	NR	475	499,610

				952,985

Building Products
Cemex SAB de CV (Mexico),
Sub. Notes, 144A
3.250%	03/15/16	NR	100	65,125

Capital Markets
Ares Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	06/01/16	BBB(d)	100	92,700
5.750%	02/01/16	BBB(d)	675	649,688

				742,388

Chemicals
ShengdaTech, Inc.,
Sr. Notes, 144A
6.500%	12/15/15(g)	NR	100	7,500

Commercial Services & Supplies
CBIZ, Inc.,
Sr. Sub. Notes, 144A
4.875%	10/01/15	NR	250	270,500
Coinstar, Inc.,
Sr. Unsec’d. Notes
4.000%	09/01/14	BB-(d)	1,000	1,303,750

				1,574,250

Communications Equipment — 0.1%
Ciena Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/15/15	NR	2,025	1,989,562

Computer Services & Software
Take-Two Interactive Software, Inc.,
Sr. Notes
4.375%	06/01/14	NR	850	1,221,875
Sr. Unsec’d. Notes, 144A
1.750%	12/01/16	NR	200	194,250

				1,416,125

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Computers & Peripherals
3D Systems Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	12/15/16(g)	NR	$1,200	$1,113,000

Construction & Engineering
Trex Co., Inc.,
Sr. Sub. Notes
6.000%	07/01/12	NR	800	893,000

Diversified Consumer Services
Regis Corp.,
Sr. Unsec’d. Notes
5.000%	07/15/14	NR	1,000	1,248,750

Diversified Financial Services
BGC Partners, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	07/15/16	BBB-(d)	600	519,630
MF Global Holdings Ltd.,
Sr. Unsec’d. Notes(i)
3.375%	08/01/18	D(d)	375	121,875
Penson Worldwide, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	06/01/14	NR	1,140	364,800

				1,006,305

Electrical Equipment
General Cable Corp.,
Sub. Notes
4.500%	11/15/29	B2	425	402,156

Energy — Alternate Sources
LDK Solar Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes
4.750%	04/15/13	NR	175	108,500

Energy Equipment & Services
Exterran Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	06/15/14	BB(d)	500	443,750

Entertainment & Leisure
SouthPeak Interactive Corp.,
24.000%	03/15/12(g)	NR	500	500,000

Food Products
Chiquita Brands International, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/16	B-(d)	500	428,125
Nash Finch Co.,
Sr. Sub. Notes
1.631%	03/15/35	B3	875	402,500

				830,625

Healthcare Equipment & Supplies
China Medical Technologies, Inc. (Cayman Islands),
Sr. Unsec’d. Notes, 144A
6.250%	12/15/16	B+(d)	450	141,750

Healthcare Providers & Services
Omnicare, Inc.,
Gtd. Notes
3.750%	12/15/25	Ba3	250	347,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Hotels, Restaurants & Leisure
Gaylord Entertainment Co.,
Gtd. Notes, 144A
3.750%	10/01/14	NR	$250	$278,125
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15	B3	1,000	948,750

				1,226,875

Household Durables — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
2.000%	05/15/14	Ba3	1,150	1,342,625
Lennar Corp.,
Gtd. Notes, 144A
3.250%	11/15/21	B3	700	765,625
Sr. Notes, 144A
2.750%	12/15/20	B3	3,250	3,623,750

				5,732,000

Insurance — 0.1%
American Equity Investment Life Holding Co.,
Sr. Unsec’d. Notes, 144A
3.500%	09/15/15	NR	550	558,938
5.250%	12/06/29	NR	340	417,775
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
7.000%	12/30/16	B2	364	503,958
7.000%	12/30/16	NR	381	503,396
7.000%	12/30/16	NR	465	614,381
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.000%	05/01/17	CCC+(d)	1,000	601,250
National Financial Partners Corp.,
Sr. Notes
4.000%	06/15/17	NR	775	955,188
Radian Group, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/17	CCC+(d)	400	172,500
Stewart Information Services Corp.,
Gtd. Notes
6.000%	10/15/14	NR	625	701,188

				5,028,574

Internet & Catalog Retail — 0.1%
priceline.com, Inc.,
Sr. Unsec’d. Notes, 144A
1.250%	03/15/15	BBB-(d)	1,625	2,675,156

Internet Software & Services — 0.1%
Digital River, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	11/01/30	NR	300	245,625
Equinix, Inc.,
Sub. Notes
4.750%	06/15/16	B(d)	1,300	1,829,750
VeriSign, Inc.,
Jr. Sub. Notes
3.250%	08/15/37	NR	1,475	1,762,625

				3,838,000

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Investment Companies
Kohlberg Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.750%	03/15/16	NR	$375	$343,125

IT Services — 0.1%
Alliance Data Systems Corp.,
Sr. Unsec’d. Notes
1.750%	08/01/13	NR	500	685,625
4.750%	05/15/14	NR	1,500	3,386,250
Convergys Corp.,
Debs.
5.750%	09/15/29	BB-(d)	950	1,299,125

				5,371,000

Machinery
Chart Industries, Inc.,
Sr. Sub. Notes
2.000%	08/01/18	B+(d)	175	184,844
Meritor, Inc.,
Gtd. Notes
4.625%	03/01/26	CCC+(d)	500	368,750
Terex Corp.,
Sr. Sub. Notes
4.000%	06/01/15	Caa1	1,000	1,112,500

				1,666,094

Manufacturing
Eastman Kodak Co.,
Sr. Unsec’d. Notes
7.000%	04/01/17	NR	500	131,250

Marine
Genco Shipping & Trading Ltd. (Marshall Islands),
Sr. Unsec’d. Notes
5.000%	08/15/15	NR	300	190,125

Media — 0.1%
Virgin Media, Inc.,
Sr. Unsec’d. Notes
6.500%	11/15/16	B+(d)	1,000	1,383,750
XM Satellite Radio, Inc.,
Sr. Sub. Notes, 144A
7.000%	12/01/14	BB(d)	2,150	2,778,875

				4,162,625

Metals & Mining — 0.2%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/14	BBB-(d)	2,825	3,951,469
AM Castle & Co.,
Sr. Unsec’d. Notes, 144A
7.000%	12/15/17(g)	NR	100	104,900
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
5.000%	05/15/14	Baa3	1,000	1,051,250
Jaguar Mining, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
5.500%	03/31/16	NR	500	528,750
Northgate Minerals Corp. (Canada),
Sr. Unsec’d. Notes
3.500%	10/01/16	NR	625	646,875

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Metals & Mining (continued)
RTI International Metals, Inc.,
Gtd. Notes
3.000%	12/01/15	NR	$1,175	$1,176,469
Sterlite Industries India Ltd. (India),
Sr. Unsec’d. Notes
4.000%	10/30/14	NR	1,000	790,000

				8,249,713

Multiline Retail
Saks, Inc.,
Notes, 144A
7.500%	12/01/13	NR	200	382,750

Oil, Gas & Consumable Fuels — 0.1%
Floatel Superior (Bermuda),
Sec’d. Notes
13.000%	09/02/15	NR	200	221,926
Global Industries Ltd.,
Sr. Unsec’d. Notes
2.750%	08/01/27	NR	1,295	1,291,762
Green Plains Renewable Energy, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	11/01/15	NR	525	503,344
Petrobakken Energy Ltd. (Canada),
Sr. Unsec’d. Notes
3.125%	02/08/16	NR	800	740,000
Petrominerales Ltd. (Canada),
Sr. Unsec’d. Notes
2.625%	08/25/16	NR	300	269,400
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.875%	01/15/38	BBB-(d)	1,000	1,533,750
Polarcus Ltd. (Cayman Islands),
Sr. Sec’d. Notes, MTN
2.875%	04/27/16	NR	100	75,450
Western Refining, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/14	CCC+(d)	1,475	2,120,312

				6,755,944

Paper & Forest Products
Sino-Forest Corp. (Canada),
Gtd. Notes, 144A
4.250%	12/15/16(g)	NR	150	39,000

Pharmaceuticals
MannKind Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/15	NR	380	230,850

Professional Services
FTI Consulting, Inc.,
Gtd. Notes
3.750%	07/15/12	B1	136	187,340

Real Estate
Avatar Holdings, Inc.,
Sr. Unsec’d. Notes
7.500%	02/15/16	NR	600	540,000

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Real Estate (continued)
Prologis LP,
Gtd. Notes
3.250%	03/15/15	BBB-(d)	$125	$128,906

				668,906

Real Estate Investment Trusts — 0.2%
BioMed Realty LP,
Gtd. Notes, 144A
3.750%	01/15/30	NR	1,125	1,295,156
Boston Properties LP,
Sr. Unsec’d. Notes
3.750%	05/15/36	A-(d)	807	921,998
DDR Corp.,
Sr. Unsec’d. Notes
1.750%	11/15/40	NR	1,425	1,396,500
Host Hotels & Resorts LP,
Gtd. Notes, 144A
2.500%	10/15/29	BB+(d)	1,556	1,927,495
Kilroy Realty LP,
Gtd. Notes, 144A
4.250%	11/15/14	NR	1,075	1,263,125
Lexington Realty Trust,
Gtd. Notes, 144A
6.000%	01/15/30	NR	500	595,000
NorthStar Realty Finance LP,
Gtd. Notes, 144A
7.500%	03/15/31	NR	300	269,460
SL Green Operating Partnership LP,
Gtd. Notes, 144A
3.000%	10/15/17	NR	1,050	1,078,508

				8,747,242

Retail & Merchandising
Liz Claiborne, Inc.,
Sr. Notes, 144A
6.000%	06/15/14	CCC(d)	775	1,960,750

Road & Rail — 0.1%
Avis Budget Group, Inc.,
Sr. Notes
3.500%	10/01/14	NR	1,150	1,173,000
Hertz Global Holdings, Inc.,
Sr. Unsec’d. Notes
5.250%	06/01/14	B-(d)	1,000	1,556,250

				2,729,250

Semiconductors & Semiconductor Equipment
Rambus, Inc.,
Sr. Unsec’d. Notes
5.000%	06/15/14	NR	750	734,062
Xilinx, Inc.,
Jr. Sub. Notes
3.125%	03/15/37	BB+(d)	400	454,000

				1,188,062

Specialty Retail — 0.1%
Sonic Automotive, Inc.,
Sr. Unsec’d. Notes
5.000%	10/01/29	B+(d)	3,330	4,408,088

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Telecommunications
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
6.500%	10/01/16	CCC(d)	$675	$820,969
15.000%	01/15/13	CCC(d)	625	716,406

				1,537,375

Thrifts & Mortgage Finance
China Linen,
Notes
7.500%	11/02/12(g)	NR	200	261,529

Trading Companies & Distributors — 0.1%
Kaman Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	11/15/17	NR	750	786,068
United Rentals, Inc.,
Sr. Unsec’d. Notes
4.000%	11/15/15	NR	700	1,925,000

				2,711,068

Transportation
Ultrapetrol Bahamas Ltd. (Bahamas),
Sr. Notes, 144A
7.250%	01/15/17	NR	100	71,625

Wireless Telecommunication Services
NII Holdings, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/12	B-(d)	250	251,562
Powerwave Technologies, Inc.,
Sr. Sub. Notes, 144A
2.750%	07/15/41(g)	NR	500	275,300

				526,862

TOTAL CONVERTIBLE BONDS (cost $95,179,323)				92,725,096

CORPORATE BONDS — 4.5%
Agriculture
Vector Group Ltd.,
Gtd. Notes
11.000%	08/15/15	B1	175	181,125

Airlines
American Airlines Equipment Trust 1990,
Equipment Trust
11.000%	05/07/14	NR	183	121,093
Continental Airlines UAL,
Notes
6.860%	04/22/14	NR	463	463,142

				584,235

Auto Components
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
10.500%	05/15/16	B1	699	770,648

Automobile Manufacturers
Hyundai Motor Manufacturing Czech SRO (Czech Republic),
Sr. Unsec’d. Notes
4.500%	04/15/15	Baa2	400	409,557

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Building & Construction — 0.1%
BAA Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
3.975%		02/15/12	A-(d)	EUR	900	$1,167,851
Corp. GEO SAB de CV (Mexico),
Gtd. Notes
8.875%		09/25/14(g)	Ba3		$500	487,500
Gtd. Notes, 144A
8.875%		09/25/14	Ba3		200	195,000
9.250%		06/30/20	Ba3		200	195,500
Desarrolladora Homex SAB de CV (Mexico),
Gtd. Notes, 144A
9.500%		12/11/19	Ba3		775	748,133
Hanson Australia Funding Ltd. (Australia),
Gtd. Notes
5.250%		03/15/13	Ba2		600	603,000
Urbi Desarrollos Urbanos SAB de CV (Mexico),
Gtd. Notes
8.500%		04/19/16	Ba3		200	198,000

						3,594,984

Chemicals
Braskem Finance Ltd. (Cayman Islands),
Gtd. Notes
7.000%		05/07/20(g)	Baa3		200	213,500
Gtd. Notes, 144A
5.750%		04/15/21	Baa3		450	446,625
7.000%		05/07/20	Baa3		300	320,250

						980,375

Commercial Banks — 0.6%
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes
3.200%		11/03/14	Aaa		851	892,367
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.500%		01/22/15	Baa1		1,250	1,292,500
4.500%		01/20/16	Baa2	EUR	800	1,021,109
6.000%		01/22/20	Baa1		300	327,112
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%		01/14/16	Baa1		600	570,000
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.659%	(c)	03/18/14	BBB(d)		800	762,144
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%		09/22/15	Aa3		500	498,468
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.250%		02/11/16	Baa1		400	400,712
Bank of Montreal (Canada),
Covered Bonds, 144A
2.850%		06/09/15	Aaa		1,000	1,036,557
Banque Centrale de Tunisie SA (Tunisia),
Sr. Unsec’d. Notes
3.280%		08/09/27	BBB-(d)	JPY	100,000	1,050,782
7.375%		04/25/12	Baa2		1,250	1,276,162

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
BBVA Bancomer SA (Mexico),
Jr. Sub. Notes, 144A
7.250%		04/22/20	A3		$275	$275,000
Sr. Unsec’d. Notes, 144A
4.500%		03/10/16	A1		350	343,000
Sub. Notes, 144A
6.500%		03/10/21	A2		1,125	1,084,219
CIT Group, Inc.,
Sec’d. Notes
7.000%		05/01/15	B2		712	713,148
ICICI Bank Ltd. (India),
Bonds, 144A
2.256%	(c)	02/24/14	Baa2		400	379,812
Sr. Unsec’d. Notes, 144A
4.750%		11/25/16	Baa2		800	760,113
Intesa Sanpaolo SpA (Italy),
Notes, 144A
2.906%	(c)	02/24/14	A2		1,100	968,491
Korea Exchange Bank (South Korea),
Sr. Unsec’d. Notes
4.875%		01/14/16	A2		300	308,270
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
6.000%		08/20/20	Aaa	AUD	2,400	2,504,902
6.250%		05/19/21	Aaa	AUD	900	954,685
Russian Agricultural Bank OJSC Via RSHB Capital SA (Luxembourg),
Sr. Sec’d. Notes
7.175%		05/16/13	Baa1		2,000	2,077,500
Sr. Unsec’d. Notes, 144A
6.299%		05/15/17	Baa1		2,500	2,496,875
Sberbank of Russia Via SB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
5.400%		03/24/17	A3		800	796,000
5.499%		07/07/15	A3		2,800	2,828,000
5.717%		06/16/21	A3		1,500	1,437,450
Shinhan Bank (South Korea),
Sr. Unsec’d. Notes
4.375%		09/15/15(g)	A1		300	305,487
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.909%	(c)	04/20/16	Ba1		1,300	1,170,000
UBS AG (Switzerland),
Sr. Unsec’d. Notes
2.250%		08/12/13	Aa3		1,100	1,090,194
Unicredit Luxembourg Finance SA (Luxembourg),
Notes
5.584%	(c)	01/13/17	A3		450	450,278
Vnesheconombank Via VEB Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
6.800%		11/22/25	Baa1		500	484,375
Vnesheconombank Via Veb Finance PLC (Ireland),
Unsec’d. Notes
6.902%		07/09/20	BBB(d)		200	205,000
VTB Bank OJSC Via VTB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.609%		10/31/12	Baa1		2,000	2,045,000

						32,805,712

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services & Supplies
NCO Group, Inc.,
Gtd. Notes
5.332%	(c)	11/15/13	Caa2		$500	$466,250
Speedy Cash, Inc.,
Sr. Sec’d. Notes, 144A
10.750%		05/15/18	B3		1,125	1,130,625

						1,596,875

Distribution/Wholesale
Baker & Taylor, Inc.,
Sec’d. Notes, 144A
11.500%		07/01/13	B3		375	292,500

Diversified Financial Services — 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland),
Gtd. Notes
8.700%		08/07/18	Baa1		2,800	3,373,160
Sec’d. Notes
6.103%		06/27/12	Baa1		1,600	1,631,792
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.414%	(c)	02/24/12	A2		200	199,866
AngloGold Ashanti Holdings PLC (United Kingdom),
Gtd. Notes
6.500%		04/15/40	Baa3		100	97,292
Axiata SPV1 Labuan Ltd. (Malaysia),
Gtd. Notes
5.375%		04/28/20	Baa2		700	738,016
BA Covered Bond Issuer,
Covered Bonds, MTN
4.125%		04/05/12	Aa2	EUR	1,200	1,557,799
Bank of America Corp.,
Sr. Unsec’d. Notes
6.500%		08/01/16	Baa1		600	604,242
BM&FBovespa SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.500%		07/16/20	Baa1		150	153,750
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
12.250%		02/15/15	B3		750	770,625
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
1.162%	(c)	07/21/14	Aaa		1,400	1,332,445
Fibria Overseas Finance Ltd. (Cayman Islands),
Gtd. Notes, 144A
7.500%		05/04/20	Ba1		400	391,000
Gazprom OAO Via White Nights Finance BV (Netherlands),
Sr. Unsec’d. Notes
10.500%		03/08/14	Baa1		2,000	2,254,100
German Postal Pensions Securitisation PLC (Ireland),
Sec’d. Notes
3.375%		01/18/16	Aaa	EUR	800	1,086,857
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes
6.000%		05/05/15	Baa2		300	320,133
Sr. Unsec’d. Notes, 144A
4.375%		07/27/16	Baa2		1,250	1,274,824
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%		09/01/14	Ba3		400	409,000

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
6.750%		09/01/16	Ba3		$400	$410,000
7.125%		09/01/18	Ba3		100	103,500
Sr. Unsec’d. Notes
5.875%		05/01/13	B1		700	689,500
Sr. Unsec’d. Notes, MTN
5.625%		09/20/13	B1		500	488,750
IPIC GMTN Ltd. (Cayman Islands),
Gtd. Notes, 144A
3.125%		11/15/15	Aa3		250	249,375
5.000%		11/15/20	Aa3		900	905,625
Jack Cooper Holdings Corp.,
Sr. Sec’d. Notes, 144A
13.250%		12/15/15	NR		825	820,875
Jasper Explorer Ltd. (Cyprus),
Sr. Sec’d. Notes
13.500%		05/27/16	NR		700	581,201
JPMorgan Chase & Co.,
Jr. Sub. Notes
7.900%	(c)	04/29/49	Baa1		800	851,752
Kazakhstan Temir Zholy Finance BV (Netherlands),
Gtd. Notes, 144A
6.375%		10/06/20	Baa3		600	622,500
Landry’s Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%		06/01/14	Caa1		205	200,900
LeasePlan Corp. NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.000%		05/07/12	Aaa		300	302,291
Macquarie Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
4.100%		12/17/13(g)	Aaa		2,300	2,438,407
Gov’t. Liquid Gtd. Notes, 144A
2.600%		01/20/12	Aaa		200	200,002
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
1.201%	(c)	02/21/12	A2	GBP	100	154,581
1.777%	(c)	05/30/14	A2	EUR	100	111,811
1.850%	(c)	01/31/14	A2	EUR	1,700	1,937,382
2.154%	(c)	09/27/12	A2	EUR	400	501,481
6.050%		08/15/12	Baa1		1,600	1,623,106
Morgan Stanley,
Sr. Unsec’d. Notes
1.408%	(c)	04/29/13	A2		100	94,238
Sr. Unsec’d. Notes, MTN
1.775%	(c)	11/29/13	A2	EUR	1,900	2,256,049
1.807%	(c)	03/01/13	A2	EUR	600	736,380
1.992%	(c)	01/16/17	A2	EUR	100	100,339
2.953%	(c)	05/14/13	A2		400	384,089
Odebrecht Drilling Norbe VIII/IX Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.350%		06/30/21	Baa3		1,600	1,648,000
QNB Finance Ltd. (Cayman Islands),
Bank Gtd. Notes
3.125%		11/16/15	Aa3		300	298,860
RZD Capital Ltd. (Ireland),
Sr. Unsec’d. Notes, MTN
5.739%		04/03/17	Baa1		4,100	4,120,500

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
TMX Finance LLC/TitleMax Finance Corp.,
Sr. Sec’d. Notes
13.250%	07/15/15	B2	$700	$770,000
13.250%	07/15/15	B2	175	192,500
Waha Aerospace BV (Netherlands),
Local Gov’t. Gtd. Notes
3.925%	07/28/20	Aa2	1,170	1,201,005
Local Gov’t. Gtd. Notes, 144A
3.925%	07/28/20	Aa2	630	646,695

				41,836,595

Diversified Operations
Noble Group Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	01/29/20	Baa3	750	645,000
Sr. Unsec’d. Notes, 144A
6.750%	01/29/20	Baa3	100	86,000

				731,000

Electric Utilities — 0.2%
AES Andres Dominicana Ltd./Itabo Dominicana Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
9.500%	11/12/20	B(d)	1,050	1,039,500
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes
6.875%	07/30/19	BBB(d)	400	452,000
Sr. Unsec’d. Notes, 144A
6.875%	07/30/19	BBB(d)	1,200	1,356,000
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	05/26/21	Baa1	1,000	1,030,000
E.Cl SA (Chile),
Sr. Unsec’d. Notes, 144A
5.625%	01/15/21	BBB-(d)	400	420,034
Enersis SA (Cayman Islands),
Sr. Unsec’d. Notes
7.375%	01/15/14	Baa2	550	601,027
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A
7.250%	01/15/19	Baa3	500	515,964
Korea Electric Power Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	10/05/15	A1	400	399,522
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes
6.250%	06/17/14	A1	600	647,232
Listrindo Capital BV (Netherlands),
Gtd. Notes
9.250%	01/29/15	Ba2	100	108,799
Majapahit Holding BV (Netherlands),
Gtd. Notes
7.250%	06/28/17	Ba1	100	111,120
7.750%	10/17/16	Ba1	100	112,250
8.000%	08/07/19	Baa3	2,000	2,340,000
Gtd. Notes, 144A
7.250%	06/28/17	Ba1	1,000	1,111,200
7.750%	10/17/16	Ba1	100	112,250
7.750%	01/20/20	Ba1	200	232,250

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%		12/15/20	Ba1		$600	$640,620

						11,229,768

Electronic Equipment, Instruments & Components
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes
4.322%	(c)	10/15/13	B3	EUR	261	331,211

Entertainment & Leisure
Pegasus Solutions, Inc.,
Sr. Sec’d. Notes, PIK, 144A
13.000%		04/15/14	NR		393	372,456
Wallace Theater Holdings, Inc.,
Sr. Sec’d. Notes, 144A
12.500%	(c)	06/15/13	CCC(d)		400	388,000

						760,456

Financial – Bank & Trust — 1.0%
Abbey National Treasury Services PLC (United Kingdom),
Covered Bonds
3.125%		06/30/14	Aaa	EUR	3,100	4,026,409
Covered Bonds, MTN
3.625%		10/05/17	Aaa	EUR	800	1,026,234
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.200%		11/03/14	Aaa		244	256,065
Ally Credit Canada Ltd. (Canada),
Gtd. Notes, MTN
6.000%		05/23/12	B1	EUR	900	1,150,099
Ally Financial, Inc.,
Gtd. Notes
3.963%	(c)	06/20/14	B1		1,100	1,028,676
6.875%		08/28/12	B1		1,300	1,316,250
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
4.125%		10/07/20	Aa3		600	613,451
Bank of Scotland PLC (United Kingdom),
Covered Bonds, MTN
4.375%		07/13/16	Aaa	EUR	100	134,912
BNP Paribas Home Loan Covered Bonds SA (France),
Covered Bonds, 144A
2.200%		11/02/15	Aaa		2,000	1,923,138
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%		10/04/13	Aa3		1,500	1,453,474
Cie de Financement Foncier (France),
Covered Bonds, 144A
1.625%		07/23/12	Aaa		1,600	1,599,750
2.125%		04/22/13	Aaa		1,600	1,582,819
2.500%		09/16/15	Aaa		900	870,937
Citigroup, Inc.,
Sr. Sub. Notes
0.810%	(c)	06/09/16	Baa1		700	546,584
Sr. Unsec’d. Notes
5.250%		02/27/12	A3		300	301,374
5.500%		10/15/14	A3		400	411,219
Sr. Unsec’d. Notes, MTN
1.676%	(c)	02/09/16	A3	EUR	200	227,942

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
6.400%		03/27/13	A3	EUR	100	$132,791
7.375%		06/16/14	A3	EUR	2,200	3,039,858
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Jr. Sub. Notes, 144A
11.000%	(c)	12/29/49	A2		$400	468,000
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.908%	(c)	04/29/14	Aa1		1,500	1,360,803
0.927%	(c)	03/05/13	Aa1		300	283,978
2.000%		03/05/13	Aa1		1,000	961,444
2.750%		01/10/14	Aa1		4,700	4,355,264
2.750%		04/29/14	Aa1		2,800	2,544,332
DnB NOR Boligkreditt (Norway),
Covered Bonds, 144A
2.100%		10/14/15	Aaa		1,200	1,190,276
Covered Bonds, MTN
2.375%		07/20/15	Aaa	EUR	100	130,379
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
1.592%	(c)	03/13/12	A1		800	799,526
5.125%		06/29/20	A1		500	523,526
HBOS Capital Funding LP (United Kingdom),
Ltd. Gtd. Notes
6.461%	(c)	11/29/49	BB(d)	GBP	100	96,285
HBOS Euro Finance LP (United Kingdom),
Ltd. Gtd. Notes, MTN
4.347%	(c)	12/29/49	Ba2	EUR	300	242,248
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.756%	(c)	07/19/12	A3		500	492,510
ING Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
5.150%	(c)	06/24/14	AAA(d)	AUD	1,200	1,240,136
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%		01/14/16	Aaa		1,100	1,097,356
Sr. Unsec’d. Notes, 144A
1.379%	(c)	03/30/12	Aa3		1,300	1,296,855
Investec Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
5.000%		02/27/14	Aaa	AUD	700	725,860
Lloyds TSB Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%	(c)	12/29/49	Ba1		200	183,192
National Australia Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
1.083%	(c)	07/08/14	Aaa		2,000	2,007,372
NIBC Bank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
2.800%		12/02/14	Aaa		1,500	1,566,843
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes, 144A
6.990%		10/29/49	Ba3		400	250,500
Royal Bank of Scotland PLC (United Kingdom),
Gov’t. Liquid Gtd. Notes, MTN
4.375%		03/27/12	Aaa	AUD	400	408,618
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.875%		03/16/15	A2		300	286,855

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Covered Bonds, MTN
2.750%		06/18/13	Aaa	EUR	900	$1,173,326
Gov’t. Liquid Gtd. Notes, 144A
0.783%	(c)	03/30/12	Aaa		$2,700	2,699,549
Gtd. Notes
2.915%	(c)	08/23/13	A2		2,600	2,499,549
Santander US Debt SA Unipersonal (Spain),
Bank Gtd. Notes, 144A
1.379%	(c)	03/30/12	Aa3		1,100	1,098,034
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.129%	(c)	09/30/13	Aaa		600	599,997
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.500%		07/27/15	Baa2		1,500	1,470,143
SunCorp-Metway Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
4.937%	(c)	09/11/13	Aaa	AUD	1,000	1,023,936
Gov’t. Liquid Gtd. Notes, MTN
4.000%		01/16/14	Aaa	GBP	700	1,152,383
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.734%	(c)	12/14/12	Aaa		3,100	3,102,985
3.585%		08/14/14	Aaa		400	426,452
Westpac Securities NZ Ltd. (New Zealand),
Gov’t. Liquid Gtd. Notes, 144A
2.500%		05/25/12	Aaa		200	201,223
WM Covered Bond Program,
Covered Bonds, MTN
4.375%		05/19/14	AA(d)	EUR	300	402,661

						60,004,378

Financial Services — 0.2%
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A
9.125%		12/01/16	B2		200	141,500
Countrywide Financial Corp.,
Gtd. Notes, MTN
0.875%	(c)	05/07/12	Baa1		1,300	1,279,724
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
7.500%		08/01/12	Ba1		1,100	1,135,331
8.000%		06/01/14	Ba1		500	544,234
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
0.563%	(c)	09/20/13	Aa2		1,300	1,260,702
Interoceanica IV Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.090%	(s)	11/30/18	Baa3		238	192,472
Interoceanica V Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
8.991%	(s)	05/15/30	NR		400	121,560
LBG Capital No. 2 PLC (United Kingdom),
Bank Gtd. Notes
7.625%		12/09/19	Ba2	GBP	600	670,891
LBG Capital No. 1 PLC (United Kingdom),
Bank Gtd. Notes
11.040%		03/19/20	Ba3	GBP	800	1,074,668
Bank Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial Services (continued)
8.500%	(c)	12/29/49	BB-(d)		$300	$207,000
Peru Enhanced Pass-Through Finance Ltd. (Cayman Islands),
Pass-Through Certificates, 144A
6.129%	(s)	05/31/18	Baa3		350	287,103
Temasek Financial I Ltd. (Singapore),
Gtd. Notes
5.375%		11/23/39	Aaa		400	490,832
Gtd. Notes, 144A
4.300%		10/25/19	Aaa		250	266,636
5.375%		11/23/39	Aaa		250	306,770
TNK-BP Finance SA (Luxembourg),
Gtd. Notes
6.625%		03/20/17	Baa2		1,100	1,116,500
7.250%		02/02/20	Baa2		700	721,000
7.875%		03/13/18	Baa2		2,800	2,992,500

						12,809,423

Food Products
Great Atlantic & Pacific Tea Co., Inc. (The),
Sec’d. Notes, 144A
11.375%		08/01/15(g)	NR		207	239,085

Healthcare Products
Boston Scientific Corp.,
Sr. Unsec’d. Notes
5.450%		06/15/14	Ba1		500	534,305
Merge Healthcare, Inc.,
Sr. Sec’d. Notes
11.750%		05/01/15	B2		255	270,300

						804,605

Healthcare Providers & Services
Adcare Health Systems,
Unsec’d. Notes
10.000%		10/26/13(g)	NR		200	203,226
Oncology, Inc., Escrow,
Notes*
Zero		08/15/17	NR		621	—

						203,226

Insurance — 0.1%
American International Group, Inc.,
Jr. Sub. Debs.
8.175%	(c)	05/15/58	Baa2		100	89,000
Jr. Sub. Notes
8.625%	(c)	05/22/38	Baa2	GBP	550	683,315
Jr. Sub. Notes, 144A
8.625%	(c)	05/22/68	Baa2	GBP	794	986,458
Sr. Unsec’d. Notes
6.250%		05/01/36	Baa1		800	716,254
Sr. Unsec’d. Notes, MTN
5.850%		01/16/18	Baa1		100	97,802
ING Capital Funding Trust III,
Gtd. Notes
3.969%	(c)	12/29/49	B1		475	373,651
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
10.750%	(c)	06/15/58	Baa3		425	533,375

						3,479,855

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Investment Companies
Offshore Group Investments Ltd. (Cayman Islands),
Sr. Sec’d. Notes
11.500%	08/01/15	B3	$355	$383,844

Machinery
Chloe Marine Corp. Ltd. (Bermuda),
Sec’d. Notes
12.000%	12/28/16	NR	200	199,262
Tempel Steel Co.,
Sr. Sec’d. Notes, 144A
12.000%	08/15/16	B3	700	668,500

				867,762

Media — 0.1%
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
5.000%	03/15/12	Ca	1,325	1,321,688
Columbus International, Inc. (Barbados),
Sr. Sec’d. Notes, 144A
11.500%	11/20/14	B2	350	368,375
MediMedia USA, Inc.,
Sr. Sub. Notes, 144A
11.375%	11/15/14	Caa2	300	264,000
Videotron Ltee (Canada),
Gtd. Notes
6.875%	01/15/14	Ba1	61	61,152

				2,015,215

Metals & Mining — 0.2%
Adaro Indonesia PT (Indonesia),
Gtd. Notes
7.625%	10/22/19	Ba1	450	488,835
ALROSA Finance SA (Luxembourg),
Gtd. Notes, 144A
7.750%	11/03/20	Ba3	900	895,500
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
5.625%	09/21/35	A1	600	693,510
CSN Islands IX Corp. (Cayman Islands),
Gtd. Notes
10.000%	01/15/15	Ba1	350	414,750
CSN Islands XI Corp. (Cayman Islands),
Gtd. Notes
6.875%	09/21/19(g)	Ba1	1,800	1,901,700
Gtd. Notes, 144A
6.875%	09/21/19	Ba1	1,000	1,056,500
Gerdau Holdings, Inc.,
Gtd. Notes, 144A
7.000%	01/20/20	BBB-(d)	300	316,500
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.875%	10/07/20	Baa3	900	794,647
GTL Trade Finance, Inc. (British Virgin Islands),
Gtd. Notes, 144A
7.250%	10/20/17	BBB-(d)	1,050	1,128,750
Indo Energy Finance BV (Netherlands),
Gtd. Notes, 144A
7.000%	05/07/18	B1	500	498,750

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Severstal OAO Via Steel Capital SA (Luxembourg),
Notes
6.700%	10/25/17	Ba3		$300	$282,000
Sr. Unsec’d. Notes, 144A
6.700%	10/25/17	Ba2		600	564,000
Standard Steel LLC/Standard Steel Finance Corp.,
Sr. Sec’d. Notes, 144A
12.000%	05/01/15	B3		709	817,122
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.625%	09/15/20	Baa2		500	517,052
6.875%	11/10/39	Baa2		650	744,510
8.250%	01/17/34	Baa2		1,200	1,540,961

					12,655,087

Multiline Retail
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.950%	04/01/17	Ba1		1,000	1,090,000

Office Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
11.000%	10/12/15	Caa1		1,042	1,094,100
Gtd. Notes, PIK
11.500%	10/12/15	Caa1		571	599,799

					1,693,899

Oil, Gas & Consumable Fuels — 1.0%
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp.,
Sec’d. Notes
13.750%	12/01/15	Caa2		600	609,750
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.125%	10/01/15	A2		1,000	1,047,423
Gtd. Notes, MTN
3.830%	10/06/17	A2	EUR	100	137,522
CCS, Inc. (Canada),
Sr. Notes, 144A
11.000%	11/15/15	Caa2		575	560,625
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
7.625%	07/23/19	Baa2		4,100	4,940,500
EOAL Cyprus Holdings Ltd. (Cyprus),
Sr. Sec’d. Notes
15.000%	07/15/14	NR		500	350,000
Gazprom OAO Via Gaz Capital SA (Luxembourg),
Gtd. Notes
8.146%	04/11/18	Baa1		2,000	2,250,000
Sec’d. Notes
8.125%	07/31/14	Baa1		500	540,000
Sr. Unsec’d. Notes
6.510%	03/07/22	Baa1		1,500	1,522,500
9.250%	04/23/19	Baa1		1,700	2,021,130
Sr. Unsec’d. Notes, 144A
5.092%	11/29/15	Baa1		1,500	1,515,000
Global Rig Co. (Norway),
Sr. Sec’d. Notes
13.000%	06/15/15	NR		500	490,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Golden Close Maritime Corp. Ltd. (Bermuda),
Sr. Sec’d. Notes, MTN
11.000%	12/09/15	NR		$300	$313,500
Green Field Energy Services, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	11/15/16	Caa2		200	194,000
Indian Oil Corp. Ltd. (India),
Unsec’d. Notes
4.750%	01/22/15	Baa3		900	903,791
Interoil Exploration and Production ASA (Norway),
Sr. Sec’d. Notes
15.000%	03/14/14	NR	NOK	1,000	159,676
KazMunayGas National Co. (Kazakhstan),
Notes
7.000%	05/05/20	Baa3		3,100	3,278,250
Sr. Unsec’d. Notes
11.750%	01/23/15	Baa3		100	117,500
Sr. Unsec’d. Notes, 144A
6.375%	04/09/21	Baa3		3,700	3,755,500
7.000%	05/05/20	Baa3		900	951,750
Nakilat, Inc. (Marshall Islands),
Sr. Sec’d. Notes
6.067%	12/31/33(g)	Aa3		100	106,500
Novatek Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
6.604%	02/03/21	Baa3		600	606,000
Panoro Energy ASA (Norway),
Sr. Sec’d. Notes, 144A
12.000%	11/15/18	NR		300	300,000
Pemex Project Funding Master Trust,
Gtd. Notes
5.500%	02/24/25	Baa1	EUR	300	360,318
6.625%	06/15/35	Baa1		2,400	2,721,000
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
3.875%	01/27/16	Baa1		800	823,160
5.375%	01/27/21	A3		300	315,180
6.875%	01/20/40	A3		400	463,274
7.875%	03/15/19	A3		2,800	3,342,352
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	B+(d)		3,400	2,159,000
5.500%	04/12/37	B+(d)		200	96,000
8.500%	11/02/17	B+(d)		3,400	2,563,600
Sr. Unsec’d. Notes
4.900%	10/28/14	NR		4,700	3,677,750
5.000%	10/28/15	NR		1,100	783,750
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	Baa1		100	108,500
6.500%	06/02/41	Baa1		5,800	6,525,000
Gtd. Notes, 144A
6.500%	06/02/41	Baa1		100	112,500
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes
9.750%	08/14/19	Baa3		2,000	2,360,000
Petronas Capital Ltd. (Malaysia),
Gtd. Notes
5.250%	08/12/19	A1		400	448,558

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Polarcus Alima A/S (Norway),
Sr. Sec’d. Notes
12.500%	10/29/15	NR		$400	$380,000
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar),
Sr. Sec’d. Notes
5.298%	09/30/20	Aa3		1,190	1,275,867
Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar),
Sr. Sec’d. Notes
6.750%	09/30/19	Aa3		1,250	1,480,000
Tengizchevroil Finance Co. SARL (Luxembourg),
Sr. Sec’d. Notes
6.124%	11/15/14(g)	Baa3		601	615,745
Transocean, Inc. (Cayman Islands),
Gtd. Notes
4.950%	11/15/15	Baa3		300	306,344

					57,588,815

Paper & Forest Products
Appleton Papers, Inc.,
Sec’d. Notes
11.250%	12/15/15	B3		255	229,500
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
7.250%	07/29/19	Baa2		200	236,733

					466,233

Pharmaceuticals
KV Pharmaceutical Co.,
Sr. Sec’d. Notes
12.000%	03/15/15	NR		700	479,500

Real Estate
Qatari Diar Finance QSC (Qatar),
Gov’t. Gtd. Notes
5.000%	07/21/20	Aa2		1,500	1,597,500
Sigma Capital Pte Ltd. (Singapore),
Gtd. Notes
9.000%	04/30/15	B1		200	197,531

					1,795,031

Real Estate Investment Trusts
Rouse Co. LP (The),
Sr. Unsec’d. Notes
6.750%	11/09/15	BB+(d)		255	257,869

Savings & Loan — 0.1%
Nationwide Building Society (United Kingdom),
Covered Bonds
2.875%	09/14/15	Aaa	EUR	400	519,977
Covered Bonds, MTN
4.625%	09/13/12	Aaa	EUR	1,000	1,317,026
Washington Mutual, Inc.,
Sr. Unsec’d. Notes(i)
4.000%	12/31/12	NR		375	410,625

					2,247,628

Telecommunications — 0.1%
Embarq Corp.,
Sr. Unsec’d. Notes
7.082%	06/01/16	Baa3		1,100	1,192,341

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Interactive Network, Inc./Friendfinder Networks, Inc.,
Sec’d. Notes, PIK, 144A
11.500%		04/30/14	CCC+(d)		$238	$130,866
Sr. Sec’d. Notes, 144A
14.000%		09/30/13	B(d)		86	78,359
KT Corp. (South Korea),
Sr. Notes
4.875%		07/15/15	A3		140	147,348
Sr. Unsec’d. Notes
5.875%		06/24/14	A3		460	494,915
Primus Telecommunications Holding, Inc./Primus
Telecommunications Canada, Inc.,
Sr. Sec’d. Notes, 144A
13.000%		12/15/16	NR		125	142,500
Qtel International Finance Ltd. (Bermuda),
Gtd. Notes
4.750%		02/16/21	A2		1,300	1,309,750
Gtd. Notes, 144A
4.750%		02/16/21	A2		750	755,625
TDC A/S (Denmark),
Sr. Unsec’d. Notes
3.500%		02/23/15	Baa2	EUR	1,000	1,337,630
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland),
Sec’d. Notes
7.748%		02/02/21	Ba3		400	342,500
Sr. Unsec’d. Notes
9.125%		04/30/18	Ba3		400	391,500
Unsec’d. Notes, 144A
6.493%		02/02/16	Ba3		300	280,875
7.748%		02/02/21	Ba3		300	256,875
VimpelCom Holdings BV (Netherlands),
Gtd. Notes, 144A
4.576%	(c)	06/29/14	Ba3		300	294,594
WCP Wireless Site Funding LLC/WCP Wireless Site Re Funding LLC,
Sr. Sec’d. Notes, 144A
6.829%		11/15/15	NR		375	390,055

						7,545,733

Textiles, Apparel & Luxury Goods
Broder Brothers Co.,
Sr. Unsec’d. Notes, PIK, 144A
12.000%		10/15/13	NR		475	465,500
Empire Today LLC/Empire Today Finance Corp.,
Sr. Sec’d. Notes, 144A
11.375%		02/01/17	B3		375	349,688
Unifi, Inc.,
Sr. Sec’d. Notes
11.500%		05/15/14	B3		302	304,265

						1,119,453

Tobacco
North Atlantic Trading Co.,
Sec’d. Notes, 144A
11.500%		07/15/16	B2		700	668,500
Sec’d. Notes, PIK, 144A
19.000%		01/15/17(g)	Caa2		250	238,750

						907,250

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Transportation — 0.1%
Aviation Capital Group Corp.,
Sr. Unsec’d. Notes, 144A
7.125%		10/15/20	BBB-(d)		$900	$879,873
Boa Deep C A/S (Norway),
Sr. Sec’d. Notes
8.660%	(c)	04/27/16	NR	NOK	2,422	372,543
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
6.850%		07/02/37	Baa3		300	271,500
Ship Finance International Ltd. (Bermuda),
Gtd. Notes
8.500%		12/15/13	B3		375	352,500
Songa Offshore SE (Cyprus),
Sr. Unsec’d. Notes
13.130%	(c)	11/17/16	NR	NOK	1,500	247,038
Western Express, Inc.,
Sr. Sec’d. Notes, 144A
12.500%		04/15/15	Caa2		225	95,625

						2,219,079

TOTAL CORPORATE BONDS (cost $268,270,158)						266,978,011

FOREIGN GOVERNMENT BONDS — 3.6%
Australia Government (Australia),
Sr. Unsec’d. Notes
2.500%		09/20/30	Aaa	AUD	300	369,923
3.000%		09/20/25	Aaa	AUD	700	922,062
4.000%		08/20/20	Aaa	AUD	1,000	1,899,009
5.500%		01/21/18	Aaa	AUD	800	911,215
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Bonds
4.125%		09/15/17	Baa2	EUR	400	507,604
Sr. Unsec’d. Notes
6.369%		06/16/18	Baa2		1,500	1,685,250
6.500%		06/10/19	Baa1		200	228,000
Bundesobligation (Germany),
Bonds
2.500%		02/27/15	Aaa	EUR	2,700	3,721,258
Bundesrepublik Deutschland (Germany),
Bonds
4.750%		07/04/28	Aaa	EUR	1,200	2,030,208
5.500%		01/04/31	Aaa	EUR	3,600	6,744,321
5.625%		01/04/28	Aaa	EUR	1,700	3,130,913
6.500%		07/04/27	Aaa	EUR	600	1,192,149
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes
2.450%		12/15/15	Aaa	CAD	900	916,373
Canadian Government (Canada),
Bonds
2.750%		09/01/16	Aaa	CAD	1,700	1,779,347
Bonds, TIPS
2.000%		12/01/41	Aaa		54	77,445
3.000%		12/01/36	Aaa		58	95,263
European Union (Supranational Bank),
Notes, MTN
2.750%		06/03/16	Aaa	EUR	900	1,200,158
Sr. Unsec’d. Notes, MTN
2.500%		12/04/15	Aaa	EUR	800	1,058,415

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
3.250%		04/04/18	Aaa	EUR	1,900	$2,577,432
FADE - Fondo de Amortizacion del Deficit Electrico (Spain),
Gov’t. Gtd. Notes
4.800%		03/17/14	A1	EUR	400	523,538
FMS Wertmanagement AoR (Germany),
Gov’t. Gtd. Notes, MTN
1.295%	(c)	06/16/14	Aaa	GBP	900	1,391,275
2.375%		12/15/14	Aaa	EUR	700	929,581
3.375%		06/17/21	Aaa	EUR	1,300	1,778,814
Fund for Ordered Bank Restructuring (Spain),
Gov’t. Gtd. Notes
4.400%		10/21/13	A1	EUR	300	389,373
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes
3.154%	(c)	03/25/14	A1	EUR	2,200	2,721,861
Gov’t. Gtd. Notes, MTN
3.750%		07/15/13	A1	EUR	1,100	1,419,207
4.375%		05/20/19	A1	EUR	200	242,729
4.500%		07/08/14	Aa2	EUR	1,400	1,825,086
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
2.100%		09/15/16	A2	EUR	300	350,353
2.100%		09/15/21	Aa2	EUR	1,000	1,015,270
Kingdom of Bahrain (Bahrain),
Sr. Unsec’d. Notes
5.500%		03/31/20	BBB(d)		$800	756,000
Korea Housing Finance Corp. (South Korea),
Covered Bonds
4.125%		12/15/15	Aa3		1,500	1,548,906
Mexican Bonos (Mexico),
Bonds
7.500%		06/03/27	Baa1	MXN	5,000	370,549
10.000%		12/05/24	Baa1	MXN	18,000	1,659,202
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.750%		11/20/25	Aaa	AUD	700	849,392
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
5.000%		03/15/19	Aaa	NZD	4,500	3,822,841
6.000%		12/15/17	Aaa	NZD	500	445,999
6.000%		05/15/21	Aaa	NZD	3,800	3,464,100
Penerbangan Malaysia Berhad (Malaysia),
Gov’t. Gtd. Notes
5.625%		03/15/16	A3		500	554,068
Province of Ontario (Canada),
Debs.
6.200%		06/02/31	Aa2	CAD	100	137,635
Province of Quebec (Canada),
Bonds
5.000%		12/01/41	Aa2	CAD	200	249,999
Debs.
6.000%		10/01/29	Aa2	CAD	300	395,405
Notes
4.250%		12/01/21	Aa2	CAD	600	652,223
Rebublic of Panama (Panama),
Sr. Unsec’d. Notes
8.125%		04/28/34	Baa3		2,000	2,865,000
9.375%		04/01/29	Baa3		650	1,033,662

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
7.125%	01/20/37	Baa3		$2,900	$4,002,000
Unsec’d. Notes
8.250%	01/20/34	Baa2		1,900	2,864,250
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
8.125%	05/21/24	Baa3		100	139,000
Republic of Gabonese (Gabon),
Bonds
8.200%	12/12/17	BB-(d)		2,700	3,078,000
Republic of Guatemala (Guatemala),
Sr. Unsec’d. Notes
9.250%	08/01/13	Ba1		500	545,000
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
6.875%	03/09/17	Ba1		3,200	3,720,000
6.875%	01/17/18	Ba1		2,000	2,355,000
7.750%	01/17/38	Ba1		4,200	5,670,000
8.500%	10/12/35	Ba1		300	432,000
10.375%	05/04/14	Ba1		170	198,688
11.625%	03/04/19	Ba1		800	1,182,000
Republic of Peru (Colombia),
Sr. Unsec’d. Notes
6.125%	01/18/41	Baa3		1,900	2,346,500
7.125%	03/30/19	Baa3		2,000	2,515,000
8.750%	11/21/33	Baa3		1,839	2,804,475
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
6.375%	01/15/32	Ba3		3,900	4,616,625
6.375%	10/23/34	Ba2		3,850	4,595,938
Republic of Poland (Poland),
Sr. Unsec’d. Notes
6.375%	07/15/19	A2		2,150	2,381,125
Republic of Senegal (Senegal),
Sr. Unsec’d. Notes
8.750%	05/13/21(g)	B1		600	594,000
Republic of South Africa (South Africa),
Bonds
8.250%	09/15/17	A3	ZAR	1,000	128,819
Sr. Unsec’d. Notes
5.500%	03/09/20	A3		1,500	1,680,000
6.500%	06/02/14	A3		1,350	1,478,250
6.875%	05/27/19	A3		300	361,500
7.250%	01/15/20	A3	ZAR	2,600	309,679
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
6.750%	05/30/40	Ba2		3,400	3,502,000
7.000%	09/26/16	Ba2		500	548,125
7.000%	03/11/19	Ba2		2,000	2,215,000
7.250%	03/15/15	Ba2		800	869,000
7.500%	07/14/17	Ba2		2,900	3,262,500
7.500%	11/07/19	Ba2		8,000	9,080,000
Republic of Uruguay (Uruguay),
Sr. Unsec’d. Notes
6.875%	09/28/25	Ba1		600	774,000
Sr. Unsec’d. Notes, PIK
7.875%	01/15/33	Ba1		500	698,750
Unsec’d. Notes
8.000%	11/18/22	Ba1		1,500	2,055,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Russian Federation (Russia),
Sr. Unsec’d. Notes
7.500%	03/31/30	Baa1		$14,529	$16,871,801
Russian Foreign Bond (Russia),
Notes
3.625%	04/29/15	Baa1		8,000	8,040,000
Unsub. Notes
7.500%	03/31/30	Baa1		2,438	2,831,360
Russian Foreign Bond - Eurobond (Russia),
Unsub. Notes
12.750%	06/24/28	Baa1		2,250	3,836,250
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.250%	07/27/21	B1		617	607,970
State of Qatar (Qatar),
Sr. Unsec’d. Notes
4.000%	01/20/15	Aa2		100	104,650
5.250%	01/20/20	Aa2		1,200	1,317,000
6.400%	01/20/40	Aa2		100	117,500
6.550%	04/09/19	Aa2		100	118,000
United Kingdom Gilt (United Kingdom),
Bonds
3.750%	09/07/19	Aaa	GBP	500	896,090
3.750%	09/07/20	Aaa	GBP	500	898,248
3.750%	09/07/21	Aaa	GBP	2,000	3,592,279
4.250%	12/07/27	Aaa	GBP	1,200	2,280,600
4.250%	03/07/36	Aaa	GBP	4,200	8,003,820
4.250%	09/07/39	Aaa	GBP	300	573,784
4.250%	12/07/40	Aaa	GBP	300	573,518
4.500%	09/07/34	Aaa	GBP	1,300	2,551,466
4.500%	12/07/42	Aaa	GBP	1,300	2,605,774
4.750%	12/07/30	Aaa	GBP	3,500	7,051,583
6.000%	12/07/28	Aaa	GBP	600	1,374,478
Bonds, TIPS
1.875%	11/22/22	Aaa	GBP	300	689,406
United Mexican States (Mexico),
Sr. Unsec’d. Notes
5.500%	02/17/20	Baa1	EUR	100	137,837
5.750%	10/12/2110	Baa1		500	532,500
6.050%	01/11/40	Baa1		4,400	5,379,000
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34	Baa1		2,000	2,619,400
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
7.650%	04/21/25	B2		2,150	1,333,000
7.750%	10/13/19	B2		6,000	4,290,000
8.250%	10/13/24	B2		5,650	3,714,875
8.500%	10/08/14	B2		200	186,250
9.000%	05/07/23	B2		1,400	1,001,000
9.250%	05/07/28	B2		600	415,500
9.375%	01/13/34	B2		100	69,000
12.750%	08/23/22	B2		100	90,250

TOTAL FOREIGN GOVERNMENT BONDS (cost $211,601,585)					218,144,826

MUNICIPAL BONDS — 0.1%
California — 0.1%
City of Riverside CA Electric Revenue,
Revenue Bonds
7.455%	10/01/30	AA-(d)		600	757,710

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

MUNICIPAL BONDS (continued)
California (continued)
Los Angeles County Public Works Financing Authority,
Revenue Bonds
7.618%		08/01/40	A1		$600	$742,368
Orange County Local Transportation Authority,
Revenue Bonds
6.908%		02/15/41	Aa2		600	806,610
State of California,
General Obligation Unlimited
7.600%		11/01/40	A1		600	741,456
University of California,
Revenue Bonds
6.398%		05/15/31	Aa2		100	115,976
6.548%		05/15/48	Aa2		200	239,878
6.583%		05/15/49	AA-(d)		300	360,159

						3,764,157

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds
6.655%		04/01/57	A2		700	719,572

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.102%		01/01/41	A3		600	821,436

Texas
State of Texas,
General Obligation Unlimited
5.517%		04/01/39	Aaa		700	850,577

TOTAL MUNICIPAL BONDS (cost $5,000,371)						6,155,742

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%	(c)	03/25/58	Aaa		604	617,865
American Home Mortgage Assets LLC,
Series 2006-1, Class 2A1
0.484%	(c)	05/25/46	Ca		198	89,007
Series 2006-4, Class 1A12
0.504%	(c)	10/25/46	Ca		272	109,656
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
2.301%	(c)	09/25/45	Ba3		30	21,816
Arran Residential Mortgages Funding PLC,
Series 2010-1A, Class A1B
2.659%	(c)	05/16/47	Aaa	EUR	326	419,975
Series 2011-1X, Class A2B
2.910%		11/19/47	Aaa	EUR	1,600	2,050,588
Banc of America Funding Corp.,
Series 2005-7, Class 4A3
5.750%		11/25/35	B1		532	517,311
Series 2006-I, Class 4A1
5.946%	(c)	10/20/46	CC(d)		334	170,459
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
2.872%	(c)	05/25/35	Caa2		500	351,879

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%		08/26/37	NR		$600	$588,000
Series 2011-RR5, Class 12A1, 144A
5.756%	(c)	03/26/37	NR		200	147,600
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
2.575%	(c)	10/25/33	A2		117	110,848
Series 2004-10, Class 13A1
2.905%	(c)	01/25/35	Ba3		27	20,923
Series 2005-1, Class 2A1
2.727%	(c)	03/25/35	Caa2		59	45,660
Series 2005-8, Class A3, 144A
5.138%	(c)	08/25/35	B3		500	489,976
Series 2005-10, Class A2
2.706%	(c)	10/25/35	CCC(d)		500	465,740
Bear Stearns Alt-A Trust,
Series 2006-6, Class 31A1
2.515%	(c)	11/25/36	Caa3		212	104,537
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.000%		04/25/37	B3		342	319,909
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
2.660%	(c)	10/25/35	CC(d)		476	363,152
Series 2007-10, Class 22AA
5.611%	(c)	09/25/37	D(d)		298	168,105
Countrywide Alternative Loan Trust,
Series 2006-OA9, Class 2A1A
0.495%	(c)	07/20/46	Ca		278	94,850
Series 2006-OA17, Class 1A1A
0.480%	(c)	12/20/46	Ca		321	146,550
Series 2007-OA4, Class A1
0.464%	(c)	05/25/47	Ca		614	328,537
Series 2007-OA6, Class A1B
0.494%	(c)	06/25/37	Caa3		436	234,403
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.424%	(c)	01/19/34	Baa2		119	105,083
Series 2004-12, Class 12A1
2.778%	(c)	08/25/34	Caa1		210	155,598
Crusade Global Trust (Australia),
Series 2005-1, Class A3
4.575%	(c)	06/17/37	Aaa	AUD	335	335,495
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2, Class A1, 144A
1.510%	(c)	06/28/47	AAA(d)		51	50,103
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A
1.630%	(c)	12/10/44	Aa2	EUR	452	455,762
Fannie Mae REMICS,
Series 2010-115, Class FN
0.794%	(c)	10/25/40	Aaa		905	900,597
Series 2010-123, Class FK
0.744%	(c)	11/25/40	Aaa		1,064	1,057,669
Series 2010-123, Class FL
0.724%	(c)	11/25/40	Aaa		1,030	1,025,419
Series 2011-3, Class FA

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.974%	(c)	02/25/41	Aaa		$641	$643,804
FDIC Structured Sale Guaranteed Notes,
Series 2010-S2, Class 1A, 144A
0.795%	(c)	11/29/37	NR		1,302	1,292,591
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.628%	(c)	11/15/31	Aa3		273	249,287
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A2, 144A
1.805%	(c)	10/18/54	Aaa		800	796,627
Freddie Mac REMICS,
Series 3172, Class FK
0.728%	(c)	08/15/33	Aaa		723	722,180
Series 3397, Class FC
0.878%	(c)	12/15/37	Aaa		626	627,664
Series 3738, Class FH
1.170%	(c)	10/15/40	Aaa		1,177	1,169,398
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.432%	(c)	04/24/47	Aaa	GBP	1,000	1,519,137
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.585%	(c)	03/20/37	Aaa		947	946,141
Granite Mortgages PLC (United Kingdom),
Series 2003-3, Class 3A
1.354%	(c)	01/20/44	Aaa	GBP	1,004	1,494,510
Series 2004-3, Class 3A2
1.450%	(c)	09/20/44	Aaa	GBP	1,142	1,697,258
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.860%	(c)	03/25/33	A2		138	129,338
Series 2005-AR1, Class 1A1
2.853%	(c)	01/25/35	BBB-(d)		41	33,979
Series 2005-AR3, Class 6A1
2.767%	(c)	05/25/35	Caa2		370	276,532
Series 2005-AR6, Class 4A5
2.680%	(c)	09/25/35	BB(d)		500	370,568
Series 2006-AR1, Class 2A1
2.765%	(c)	01/25/36	CC(d)		12	8,120
Harborview Mortgage Loan Trust,
Series 2005-13, Class 2A11
0.565%	(c)	02/19/36	Caa3		309	158,977
Series 2006-12, Class 2A2A
0.475%	(c)	01/19/38	Caa3		221	127,853
Holmes Master Issuer PLC (United Kingdom),
Series 2010-1A, Class A3, 144A
2.972%	(c)	10/15/54	Aaa	EUR	1,100	1,421,585
Series 2011-1X, Class A3
2.955%	(c)	10/15/54	Aaa	EUR	1,000	1,286,690
Impac CMB Trust,
Series 2004-11, Class 2A1
0.954%	(c)	03/25/35	Caa2		348	234,483
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.066%	(c)	11/25/35	Caa1		128	94,390
Indymac Index Mortgage Loan Trust,
Series 2006-AR12, Class A1
0.484%	(c)	09/25/46	Caa2		233	120,393

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
2.773%	(c)	08/25/35	B(d)		$95	$78,214
Series 2007-A1, Class 1A1
2.810%	(c)	07/25/35	Ba3		119	106,652
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.711%	(c)	12/15/49	AA-(d)	GBP	605	737,256
Maxis Loans Securitisation (Australia),
Series 2009-1, Class A1
6.158%	(c)	09/12/39	NR	AUD	209	216,461
Medallion Trust (Australia),
Series 2005-1G, Class A2
4.558%	(c)	05/10/36	Aaa	AUD	316	318,254
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.610%	(c)	10/20/29	AAA(d)		42	39,097
Merrill Lynch Mortgage Backed Securities Trust,
Series 2007-1, Class 2A1
5.334%	(c)	04/25/37	CCC(d)		13	8,008
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.266%	(c)	02/25/33	AAA(d)		123	106,161
Series 2005-A10, Class A
0.445%	(c)	02/25/36	B2		129	83,524
Morgan Stanley Mortgage Loan Trust,
Series 2005-4, Class 5A3
5.500%		08/25/35	B2		260	255,724
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.724%	(c)	10/07/20	Aaa		326	326,311
Series 2010-R2, Class 2A
0.744%	(c)	11/05/20	Aaa		2,687	2,684,213
Series 2010-R3, Class 1A
0.834%	(c)	12/08/20	Aaa		184	184,970
Series 2010-R3, Class 2A
0.834%	(c)	12/08/20	Aaa		1,648	1,654,741
Series 2011-R1, Class 1A
0.724%	(c)	01/08/20	Aaa		626	626,066
Newgate Funding PLC (United Kingdom),
Series 2007-3X, Class A3
2.061%	(c)	12/15/50	Aa2	GBP	1,100	1,183,682
Series 2007-3X, Class BA
2.311%	(c)	12/15/49	Baa2	GBP	300	180,768
Residential Accredit Loans, Inc.,
Series 2007-QH7, Class 1A1
0.544%	(c)	08/25/37	Caa3		711	385,246
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.500%		03/25/32	BB(d)		22	23,188
RMAC Securities PLC (United Kingdom),
Series 2006-NS2X, Class A2C
1.620%	(c)	06/12/44	Aa1	EUR	1,026	1,060,694
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.635%	(c)	07/20/33	Aaa		303	253,061
Series 2007-3, Class 1A1
0.431%	(c)	07/20/36	B1		163	116,095

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
5.500%	(c)	12/25/34	B3		$301	$271,380
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.535%	(c)	07/19/35	A1		661	522,785
Series 2006-AR6, Class 2A1
0.484%	(c)	07/25/46	Caa3		307	151,481
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
5.878%	(c)	11/07/40	AAA(d)	AUD	307	316,084
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
3.022%	(c)	10/25/43	AAA(d)		140	114,604
Torrens Trust (Australia),
Series 2005-3E, Class A1
1.752%	(c)	10/15/36	Aaa	EUR	562	719,172
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7
2.580%	(c)	06/25/33	A1			104 98,863
Series 2005-AR10, Class 3A1
5.550%	(c)	08/25/35	CC(d)		32	26,325
Series 2005-AR12, Class 1A6
2.482%	(c)	10/25/35	CCC(d)		600	433,427
Series 2005-AR14, Class 2A1
5.152%	(c)	12/25/35	B-(d)		347	283,555
Series 2006-AR7, Class 3A
2.718%	(c)	07/25/46	B2		962	623,094
Series 2006-AR9, Class 1A
1.242%	(c)	08/25/46	Caa3		321	179,083
Series 2006-AR10, Class 1A1
5.837%	(c)	09/25/36	CC(d)		11	7,234
Series 2006-AR14, Class 1A4
2.312%	(c)	11/25/36	CCC(d)		592	390,539
Series 2007-HY1, Class 4A1
2.643%	(c)	02/25/37	Aaa		296	195,362
Series 2007-HY2, Class 1A1
2.560%	(c)	12/25/36	CCC(d)		15	9,768
Series 2007-OA1, Class A1A
0.908%	(c)	02/25/47	Caa3		285	140,920
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR2, Class 2A1
2.731%	(c)	03/25/36	CCC(d)		713	550,346
Series 2006-AR6, Class 3A1
2.689%	(c)	03/25/36	B3		424	337,128
Series 2006-AR10, Class 5A6
2.730%	(c)	07/25/36	CC(d)		13	9,232

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $45,216,677)						43,493,345

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Federal Home Loan Mortgage Corp., Notes
0.247%	(c)	03/21/13			2,600	2,601,268
Federal National Mortgage Assoc., Notes
0.750%		12/18/13			1,800	1,806,872

Interest Rate		Maturity Date	Principal Amount (000)		Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.250%		03/14/14	$600		$610,045
5.375%		04/11/22	100		101,250
Small Business Administration Participation Certificates
5.600%		09/01/28	521		596,924

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $5,624,801)					5,716,359

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 1.1%
Federal National Mortgage Assoc.
3.166%	(c)	09/01/19	—	(r)	421
3.500%		TBA	11,000		11,312,812
4.000%		07/01/40-12/01/40	10,938		11,502,131
4.000%		TBA	22,000		23,110,314
4.500%		07/01/41	2,952		3,144,309
4.500%		TBA	11,000		11,704,688
5.500%		12/01/36	2,179		2,377,106

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $62,056,584)					63,151,781

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bonds
3.125%		11/15/41	700		733,359
4.375%		05/15/41(h)(k)	1,400		1,824,157
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%		04/15/16	2,000		2,138,897
0.500%		04/15/15	300		327,983
0.625%		04/15/13-07/15/21	4,700		5,076,228
1.125%		01/15/21	200		230,880
1.250%		04/15/14(h)(k)	5,600		6,278,669
1.250%		07/15/20	8,300		9,747,550
1.375%		01/15/20	13,000		15,499,179
1.625%		01/15/15-01/15/18	1,700		2,116,485
1.750%		01/15/28	6,400		8,318,838
1.875%		07/15/13-07/15/19	4,900		6,269,759
2.000%		01/15/14-01/15/16	7,600		9,797,300
2.125%		02/15/41	1,800		2,513,928
2.375%		01/15/25-01/15/27	7,100		10,643,196
2.500%		07/15/16(k)	3,200		4,149,707
2.500%		01/15/29	5,900		8,301,684
2.625%		07/15/17(k)	5,700		7,413,134
3.000%		07/15/12	1,500		1,929,655
3.625%		04/15/28	6,100		12,697,912
3.875%		04/15/29	5,100		10,945,971
U.S. Treasury Notes
0.625%		06/30/12(k)	85		85,236

TOTAL U.S. TREASURY OBLIGATIONS (cost $126,958,516)					127,039,707

TOTAL LONG-TERM INVESTMENTS (cost $5,152,083,712)					5,144,201,112

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SHORT-TERM INVESTMENTS — 19.5%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 16.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $975,054,500; Includes $129,585,035 of cash collateral received for securities on loan)(b)(w)(Note 4)	975,054,500	$975,054,500

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 2.8%
U.S. Treasury Bills
0.013%	01/05/12(k)	$26,000	25,999,986
0.020%	03/22/12(k)	1,500	1,499,943
0.023%	02/16/12-02/23/12	436	435,994
0.025%	06/28/12(k)	10,000	9,997,050
0.030%	03/22/12(k)	203	202,992
0.030%	03/29/12	2,500	2,499,880
0.035%	02/16/12	6,900	6,899,897
0.040%	03/01/12(h)	81	80,998
0.040%	04/12/12(h)	338	337,983
0.040%	05/17/12(k)(l)	9,800	9,798,717
0.043%	03/08/12-06/21/12	7,700	7,699,678
0.045%	06/14/12(h)(k)	3,100	3,099,300
0.050%	03/15/12(h)	332	331,987
0.055%	02/09/12	2,000	1,999,969
0.055%	03/08/12(k)	74,800	74,797,307
0.057%	04/26/12(k)	1,866	1,865,867
0.058%	06/28/12(k)	300	299,912
0.065%	04/19/12	227	226,987
0.070%	06/28/12(k)	50	49,985
0.076%	06/28/12(k)	100	99,971
0.080%	06/28/12(k)	900	899,735
0.113%	10/18/12(k)	270	269,816
0.143%	05/03/12(k)	5,085	5,084,572
0.183%	06/28/12	11,700	11,696,547
0.229%	04/05/12	544	543,972

TOTAL U.S. TREASURY OBLIGATIONS (cost $166,714,343)			166,719,045

REPURCHASE AGREEMENTS(m) — 0.4%
JPMorgan Securities LLC, 0.060%, dated 12/30/11, due 01/03/12 in the amount of $9,800,065		9,800	9,800,000
JPMorgan Securities LLC, 0.070%, dated 12/30/11, due 01/03/12 in the amount of $5,000,039		5,000	5,000,000
JPMorgan Securities LLC, 0.070%, dated 12/30/11, due 01/03/12 in the amount of $7,600,059		7,600	7,600,000

TOTAL REPURCHASE AGREEMENTS (cost $22,400,000)			22,400,000

COMMERCIAL PAPER(n)
Vodafone Group PLC (cost $1,299,428) 0.880%	01/19/12	1,300	1,299,733

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED*
Call Options
S&P 500 Index,
expiring 03/17/12, Strike Price $1,210.00		$2	$118,200
expiring 03/17/12, Strike Price $1,240.00		1	61,000

			179,200

Put Options
5 Year Euro-Bobl,
expiring 02/24/12, Strike Price $111.50		10,400	673
10 Year Euro-Bund,
expiring 02/24/12, Strike Price $112.00		14,800	1,915
Currency Option EUR vs USD,
expiring 01/05/12, @ FX Rate 1.20	Barclays Capital Group	EUR 1,850	—
expiring 01/05/12, @ FX Rate 1.20	Citigroup Global Markets	EUR 1,650	—
expiring 01/05/12, @ FX Rate 1.20	Citigroup Global Markets	EUR 1,850	—
expiring 01/05/12, @ FX Rate 1.20	Deutsche Bank	EUR 1,650	—
FNMA,
expiring 01/05/12, Strike Price $85.00		11,000	—
expiring 01/05/12, Strike Price $87.00		5,000	—
Interest Rate Swap Options,
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12 Bank of America		100	3,298
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12 Citigroup, Inc.		100	3,298
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland Group PLC	100	3,298
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12 Bank of America		1,000	14,945
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12 Deutsche Bank		1,600	23,911
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland Group PLC	1,400	20,922

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 2.00% and receive a floating rate based on 3-month LIBOR, expiring 11/19/12 & Co.	Goldman Sachs	$2,200	$953
S&P 500 Index,
expiring 01/21/12, Strike Price $1,000.00		12	2,420
expiring 02/18/12, Strike Price $1,000.00		12	32,670
expiring 02/18/12, Strike Price $1,100.00		7	51,350
expiring 02/18/12, Strike Price $1,200.00		17	365,200
expiring 03/17/12, Strike Price $1,050.00		30	306,940
expiring 03/17/12, Strike Price $1,100.00		13	201,960
expiring 03/17/12, Strike Price $1,245.00		1	38,720

			1,072,473

TOTAL OPTIONS PURCHASED (cost $2,362,433)			1,251,673

TOTAL SHORT-TERM INVESTMENTS (cost $1,167,830,704)			1,166,724,951

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 105.6% (cost $6,319,914,416)			6,310,926,063

		Shares
SECURITIES SOLD SHORT — (5.1)%
COMMON STOCKS — (4.8)%
Advertising
Omnicom Group, Inc.		24,358	(1,085,880)

Aerospace & Defense — (0.1)%
American Science & Engineering, Inc.		400	(27,244)
Boeing Co. (The)		27,603	(2,024,680)
Esterline Technologies Corp.*		4,800	(268,656)
HEICO Corp. (Class A Stock)		24,161	(1,412,935)
Lockheed Martin Corp.		21,800	(1,763,620)
Northrop Grumman Corp.		5,085	(297,371)
Orbital Sciences Corp.*		7,200	(104,616)
Raytheon Co.		10,466	(506,345)
Textron, Inc.		81,123	(1,499,964)

			(7,905,431)

Agriculture
Alliance One International, Inc.*		86,560	(235,443)
Vector Group Ltd.		39,943	(709,388)

			(944,831)

Air Freight & Logistics
C.H. Robinson Worldwide, Inc.		1,900	(132,582)
Expeditors International of Washington, Inc.		.3,000	(122,880)
United Parcel Service, Inc. (Class B Stock)		.5,675	(415,353)
UTi Worldwide, Inc. (British Virgin Islands)		27,300	(362,817)

			(1,033,632)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Auto Components
Drew Industries, Inc.*	900	$(22,077)
Gentex Corp.	9,700	(287,023)
Goodyear Tire & Rubber Co. (The)*	108	(1,530)
Superior Industries International, Inc.	3,600	(59,544)
TRW Automotive Holdings Corp.*	11,500	(374,900)

		(745,074)

Auto Parts & Equipment
Titan International, Inc.	97,217	(1,891,843)

Automobile Manufacturers
Ford Motor Co.*	73,456	(790,387)

Beverages
Brown-Forman Corp. (Class B Stock)	300	(24,153)
Coca-Cola Co. (The)	400	(27,988)

		(52,141)

Biotechnology — (0.1)%
Amgen, Inc.	12,799	(821,824)
Amylin Pharmaceuticals, Inc.*	33,700	(383,506)
BioMarin Pharmaceutical, Inc.*	21,700	(746,046)
Enzon Pharmaceuticals, Inc.*	14,613	(97,907)
Gilead Sciences, Inc.*	800	(32,744)
PDL BioPharma, Inc.	56,758	(351,900)
Regeneron Pharmaceuticals, Inc.*	12,700	(703,961)

		(3,137,888)

Building Products
Cemex SAB de CV (Mexico), ADR*	6,779	(36,539)
Griffon Corp.	2,300	(20,999)
Masco Corp.	44,300	(464,264)
Quanex Building Products Corp.	4,900	(73,598)

		(595,400)

Capital Markets — (0.1)%
Ares Capital Corp.	13,350	(206,258)
Eaton Vance Corp.	9,900	(234,036)
Financial Engines, Inc.*	9,100	(203,203)
Greenhill & Co., Inc.	11,500	(418,255)
LPL Investment Holdings, Inc.*	800	(24,432)
Northern Trust Corp.	18,198	(721,733)
Stifel Financial Corp.*	5,400	(173,070)
T. Rowe Price Group, Inc.	12,400	(706,180)

		(2,687,167)

Chemicals — (0.2)%
Air Products & Chemicals, Inc.	2,100	(178,899)
American Vanguard Corp.	5,400	(72,036)
Calgon Carbon Corp.*	13,800	(216,798)
Dow Chemical Co. (The)	17,996	(517,565)
Ecolab, Inc.	15,455	(893,454)
Ei Du Pont de Nemours & Co.	3,200	(146,496)
HB Fuller Co.	7,100	(164,081)
International Flavors & Fragrances, Inc.	3,000	(157,260)
Intrepid Potash, Inc.*	15,400	(348,502)
Monsanto Co.	4,500	(315,315)
Olin Corp.	27,600	(542,340)
OM Group, Inc.*	15,366	(344,045)
Praxair, Inc.	19,052	(2,036,659)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
RPM International, Inc.	6,000	$(147,300)
Scotts Miracle-Gro Co. (The) (Class A Stock)	7,400	(345,506)
Sensient Technologies Corp.	1,600	(60,640)
Sherwin-Williams Co. (The)	2,805	(250,402)
Sigma-Aldrich Corp.	8,000	(499,680)
Valspar Corp. (The)	31,438	(1,225,139)

		(8,462,117)

Commercial Banks — (0.2)%
Associated Banc-Corp.	758	(8,467)
Bancorp South, Inc.	14,100	(155,382)
Bank of Hawaii Corp.	11,601	(516,128)
City National Corp.	4,700	(207,646)
Columbia Banking System, Inc.	2,000	(38,540)
Commerce Bancshares, Inc.	8,376	(319,287)
Community Bank System, Inc.	6,200	(172,360)
Cullen/Frost Bankers, Inc.	17,948	(949,629)
First Financial Bancorp.	6,100	(101,504)
FirstMerit Corp.	7,038	(106,485)
FNB Corp.	74,105	(838,128)
Glacier Bancorp, Inc.	5,700	(68,571)
Hancock Holding Co.	15,000	(479,550)
KeyCorp.	44,820	(344,666)
PacWest Bancorp.	12,600	(238,770)
Pinnacle Financial Partners, Inc.*	2,700	(43,605)
Prosperity Bancshares, Inc.	8,400	(338,940)
Signature Bank*	9,200	(551,908)
Susquehanna Bancshares, Inc.	151,521	(1,269,746)
SVB Financial Group*	11,900	(567,511)
Trustmark Corp.	25,200	(612,108)
UMB Financial Corp.	17,592	(655,302)
Umpqua Holdings Corp.	11,500	(142,485)
Valley National Bancorp.	96,111	(1,188,893)
Westamerica Bancorporation	1,800	(79,020)
Wintrust Financial Corp.	35,508	(995,999)

		(10,990,630)

Commercial Services & Supplies — (0.1)%
CBIZ, Inc.*	22,241	(135,893)
Coinstar, Inc.*	19,085	(871,039)
CoStar Group, Inc.*	4,300	(286,939)
Covanta Holding Corp.	7,000	(95,830)
Healthcare Services Group, Inc.	13,400	(237,046)
Iron Mountain, Inc.	10,700	(329,560)
Mine Safety Appliances Co.	3,800	(125,856)
Stericycle, Inc.*	5,400	(420,768)
Waste Connections, Inc.	15,300	(507,042)

		(3,009,973)

Communications Equipment
Ciena Corp.*	104,544	(1,264,983)
Echostar Corp. (Class A Stock)*	3,000	(62,820)
JDS Uniphase Corp.*	28,400	(296,496)
Oplink Communications, Inc.*	2,700	(44,469)
Viasat, Inc.*	10,300	(475,036)

		(2,143,804)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software
Take-Two Interactive Software, Inc.*	65,845	$(892,200)

Computers & Peripherals — (0.1)%
3D Systems Corp.*	32,009	(460,930)
Dell, Inc.*	40,684	(595,207)
Hewlett-Packard Co.	18,225	(469,476)
International Business Machines Corp.	11,852	(2,179,346)
Intevac, Inc.*	4,900	(36,260)
Stratasys, Inc.*	900	(27,369)

		(3,768,588)

Construction & Engineering
Aecom Technology Corp.*	3,800	(78,166)
Dycom Industries, Inc.*	11,000	(230,120)
Granite Construction, Inc.	14,200	(336,824)
Jacobs Engineering Group, Inc.*	1,000	(40,580)
Trex Co., Inc.*	25,680	(588,329)

		(1,274,019)

Consumer Finance
American Express Co.	4,900	(231,133)

Consumer Products & Services
Central Garden & Pet Co. (Class A Stock)*	73,596	(612,319)
Clorox Co.	3,920	(260,915)

		(873,234)

Containers & Packaging
Aptargroup, Inc.	3,100	(161,727)
Bemis Co., Inc.	16,200	(487,296)

		(649,023)

Diversified Consumer Services
Matthews International Corp. (Class A Stock)	11,500	(361,445)
Regis Corp.	67,760	(1,121,428)
Sotheby’s	2,100	(59,913)
Weight Watchers International, Inc.	2,400	(132,024)

		(1,674,810)

Diversified Financial Services
BGC Partners, Inc. (Class A Stock)	17,666	(104,936)
Boston Private Financial Holdings, Inc.	7,277	(57,779)
CBOE Holdings, Inc.	2,700	(69,822)
Deutsche Boerse AG (Germany)	74	(4,130)
Deutsche Boerse AG (New) (Germany)*	12,033	(630,890)
Federated Investors, Inc. (Class B Stock)	14,602	(221,220)
Franklin Resources, Inc.	3,263	(313,444)
Leucadia National Corp.	1,200	(27,288)
Moody’s Corp.	3,700	(124,616)
MSCI, Inc. (Class A Stock)*	15,400	(507,122)
Penson Worldwide, Inc.*	35,206	(40,839)

		(2,102,086)

Diversified Telecommunication Services
AT&T, Inc.	49,087	(1,484,391)
Verizon Communications, Inc.	700	(28,084)
Windstream Corp.	1	(12)

		(1,512,487)

Electric Utilities — (0.2)%
Duke Energy Corp.	217,490	(4,784,780)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities (continued)
Edison International	34,939	$(1,446,475)
Entergy Corp.	7,996	(584,108)
Exelon Corp.	94,977	(4,119,152)
FirstEnergy Corp.	9,500	(420,850)
Hawaiian Electric Industries, Inc.	22,100	(585,208)
NSTAR	2,598	(122,002)
Pepco Holdings, Inc.	9,800	(198,940)
PPL Corp.	6,494	(191,053)
Southern Co.	5,700	(263,853)
UIL Holdings Corp.	800	(28,296)
Westar Energy, Inc.	4,000	(115,120)

		(12,859,837)

Electrical Equipment
Acuity Brands, Inc.	3,600	(190,800)
Encore Wire Corp.	900	(23,310)
General Cable Corp.*	10,812	(270,408)
GrafTech International Ltd.*	32,700	(446,355)
II-VI, Inc.*	2,900	(53,244)

		(984,117)

Electronic Equipment, Instruments & Components — (0.1)%
Agilent Technologies, Inc.*	7,945	(277,519)
Benchmark Electronics, Inc.*	9,900	(133,353)
Checkpoint Systems, Inc.*	4,500	(49,230)
Cognex Corp.	6,800	(243,372)
FEI Co.*	4,900	(199,822)
FLIR Systems, Inc.	22,900	(574,103)
IPG Photonics Corp.*	4,900	(165,963)
Littelfuse, Inc.	800	(34,384)
Measurement Specialties, Inc.*	1,900	(53,124)
Molex, Inc.	14,255	(340,124)
National Instruments Corp.	14,700	(381,465)
Newport Corp.*	2,200	(29,942)
Plexus Corp.*	4,900	(134,162)
Trimble Navigation Ltd.*	2,900	(125,860)
TTM Technologies, Inc.*	4,000	(43,840)
Vishay Precision Group, Inc.*	4,400	(70,312)

		(2,856,575)

Energy Equipment & Services — (0.1)%
Cameron International Corp.*	1,400	(68,866)
CARBO Ceramics, Inc.	3,600	(443,988)
Diamond Offshore Drilling, Inc.	6,406	(353,996)
Dresser-Rand Group, Inc.*	11,900	(593,929)
Dril-Quip, Inc.*	9,300	(612,126)
Exterran Holdings, Inc.*	7,967	(72,500)
FMC Technologies, Inc.*	7,300	(381,279)
Hornbeck Offshore Services, Inc.*	9,800	(303,996)
ION Geophysical Corp.*	23,400	(143,442)
Lufkin Industries, Inc.	7,800	(525,018)
Pioneer Drilling Co.*	3,000	(29,040)
Schlumberger Ltd. (Netherlands)	7,600	(519,156)
Superior Energy Services, Inc.*	71,161	(2,023,819)
Tidewater, Inc.	8,700	(428,910)

		(6,500,065)

Farming & Agriculture
Lorillard, Inc.	2,870	(327,180)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Farming & Agriculture (continued)
Universal Corp.	4,761	$(218,816)

		(545,996)

Food & Staples Retailing
Costco Wholesale Corp.	2,600	(216,632)
Ruddick Corp.	5,200	(221,728)
United Natural Foods, Inc.*	4,900	(196,049)

		(634,409)

Food Products — (0.1)%
B&G Foods, Inc.	3,800	(91,466)
Chiquita Brands International, Inc.*	9,398	(78,379)
Flowers Foods, Inc.	12,150	(230,607)
Green Mountain Coffee Roasters, Inc.*	11,000	(493,350)
H.J. Heinz Co.	9,003	(486,522)
Hain Celestial Group, Inc. (The)*	3,000	(109,980)
Hershey Co. (The)	38,719	(2,392,060)
Kraft Foods, Inc. (Class A Stock)	2,300	(85,928)
Lancaster Colony Corp.	3,000	(208,020)
Nash-Finch Co.	1,639	(47,990)
Sara Lee Corp.	10,302	(194,914)
Snyders-Lance, Inc.	7,000	(157,500)
Tootsie Roll Industries, Inc.	15,178	(359,263)
TreeHouse Foods, Inc.*	1,500	(98,070)
Whole Foods Market, Inc.	1,659	(115,433)

		(5,149,482)

Gas Utilities
National Fuel Gas Co.	1,900	(105,602)
Northwest Natural Gas Co.	5,700	(273,201)
Piedmont Natural Gas Co., Inc.	3,100	(105,338)
South Jersey Industries, Inc.	1,800	(102,258)
WGL Holdings, Inc.	13,200	(583,704)

		(1,170,103)

Healthcare Equipment & Supplies — (0.1)%
Abaxis, Inc.*	1,100	(30,437)
China Medical Technologies, Inc. (Cayman Islands), ADR*	21,046	(59,771)
CONMED Corp.*	3,700	(94,979)
DENTSPLY International, Inc.	15,700	(549,343)
Edwards Lifesciences Corp.*	10,828	(765,540)
Gen-Probe, Inc.*	4,300	(254,216)
Johnson & Johnson	15,999	(1,049,214)
Medtronic, Inc.	12,000	(459,000)
Meridian Bioscience, Inc.	4,700	(88,548)
Natus Medical, Inc.*	4,000	(37,720)
Neogen Corp.*	3,200	(98,048)
NuVasive, Inc.*	8,100	(101,979)
Palomar Medical Technologies, Inc.*	4,000	(37,200)
Stryker Corp.	15,988	(794,763)
Varian Medical Systems, Inc.*	5,380	(361,159)
Zimmer Holdings, Inc.*	14,220	(759,632)

		(5,541,549)

Healthcare Providers & Services — (0.1)%
Air Methods Corp.*	2,200	(185,790)
Brookdale Senior Living, Inc.*	28,900	(502,571)
Catalyst Health Solutions, Inc.*	4,600	(239,200)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Providers & Services (continued)
Henry Schein, Inc.*	6,000	$(386,580)
HMS Holdings Corp.*	12,900	(412,542)
IPC The Hospitalist Co., Inc.*	4,000	(182,880)
Kindred Healthcare, Inc.*	9,500	(111,815)
LifePoint Hospitals, Inc.*	1,700	(63,155)
McKesson Corp.	1,300	(101,283)
Mednax, Inc.*	1,800	(129,618)
Omnicare, Inc.	27,781	(957,055)
Owens & Minor, Inc.	17,900	(497,441)
Patterson Cos., Inc.	8,100	(239,112)
PSS World Medical, Inc.*	6,300	(152,397)

		(4,161,439)

Healthcare Technology
Cerner Corp.*	7,000	(428,750)
Omnicell, Inc.*	3,000	(49,560)

		(478,310)

Hotels, Restaurants & Leisure — (0.1)%
Choice Hotels International, Inc.	24,129	(918,108)
Gaylord Entertainment Co.*	6,356	(153,434)
Hyatt Hotels Corp. (Class A Stock)*	17,428	(655,990)
International Speedway Corp. (Class A Stock)	3,900	(98,865)
Jack in the Box, Inc.*	7,000	(146,300)
Las Vegas Sands Corp.*	10,900	(465,757)
Marriott Vacations Worldwide Corp.*	5,400	(92,664)
MGM Resorts International*	73,500	(766,605)
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	14,100	(105,327)
Peet’s Coffee & Tea, Inc.*	3,900	(244,452)
Red Robin Gourmet Burgers, Inc.*	1,500	(41,550)
Scientific Games Corp. (Class A Stock)*	19,600	(190,120)
Starbucks Corp.	9,900	(455,499)
Starwood Hotels & Resorts Worldwide, Inc.	13,900	(666,783)
Wynn Resorts Ltd.	3,900	(430,911)

		(5,432,365)

Household Durables — (0.1)%
D.R. Horton, Inc.	109,222	(1,377,289)
KB Home	19,500	(131,040)
Lennar Corp. (Class A Stock)	154,133	(3,028,713)
MDC Holdings, Inc.	21,425	(377,723)
Meritage Homes Corp.*	10,700	(248,133)
Ryland Group, Inc.	18,100	(285,256)
Toll Brothers, Inc.*	30,700	(626,894)

		(6,075,048)

Household Products
Church & Dwight Co., Inc.	31,685	(1,449,906)
Energizer Holdings, Inc.*	1,500	(116,220)
Procter & Gamble Co. (The)	700	(46,697)
WD-40 Co.	700	(28,287)

		(1,641,110)

Independent Power Producers & Energy Traders
Calpine Corp.*	39,500	(645,035)

Industrial Conglomerates
Carlisle Cos., Inc.	1,000	(44,300)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates (continued)
Danaher Corp.	9,400	$(442,176)
Tyco International Ltd. (Switzerland)	5,600	(261,576)

		(748,052)

Insurance — (0.3)%
Alleghany Corp.*	4,404	(1,256,417)
American Equity Investment Life Holding Co.	54,355	(565,292)
American International Group, Inc.*	23,430	(543,576)
Aon Corp.	29,474	(1,379,383)
Arch Capital Group Ltd. (Bermuda)*	19,868	(739,686)
Arthur J. Gallagher & Co.	7,900	(264,176)
Brown & Brown, Inc.	1,900	(42,997)
Chubb Corp. (The)	14,111	(976,763)
CNO Financial Group, Inc.*	171,741	(1,083,686)
Fidelity National Financial, Inc. (Class A Stock)	43,990	(700,761)
Infinity Property & Casualty Corp.	900	(51,066)
LIncoln National Corp.	13,707	(266,190)
Markel Corp.*	900	(373,203)
Marsh & McLennan Cos., Inc.	700	(22,134)
MetLife, Inc.	18,205	(567,632)
MGIC Investment Corp.*	52,093	(194,307)
National Financial Partners Corp.*	51,089	(690,723)
Old Republic International Corp.	54,000	(500,580)
PrIncipal Financial Group, Inc.	10,804	(265,778)
Progressive Corp. (The)	47,993	(936,343)
Protective Life Corp.	6,300	(142,128)
Radian Group, Inc.	31,112	(72,802)
RenaissanceRe Holdings Ltd. (Bermuda)	12,543	(932,823)
Selective Insurance Group, Inc.	4,400	(78,012)
Stewart Information Services Corp.	29,588	(341,741)
Torchmark Corp.	15,813	(686,126)
Travelers Cos., Inc. (The)	9,931	(587,617)
W.R. Berkley Corp.	32,449	(1,115,921)
White Mountains Insurance Group Ltd. (Bermuda)	100	(45,346)

		(15,423,209)

Internet & Catalog Retail — (0.1)%
Amazon.com, Inc.*	2,800	(484,680)
priceline.com, Inc.*	4,573	(2,138,838)

		(2,623,518)

Internet Software & Services — (0.1)%
AOL, Inc.*	37,900	(572,290)
comScore, Inc.*	3,700	(78,440)
Digital River, Inc.*	1,492	(22,410)
Equinix, Inc.*	18,317	(1,857,344)
Google, Inc. (Class A Stock)*	1,277	(824,814)
LogMeIn, Inc.*	2,200	(84,810)
Rackspace Hosting, Inc.*	8,700	(374,187)
Stamps.com, Inc.*	4,100	(107,133)
TripAdvisor, Inc.	12,962	(326,772)
VeriSign, Inc.	37,378	(1,335,142)
WebMD Health Corp.*	13,200	(495,660)

		(6,079,002)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services — (0.1)%
ACXiom Corp.*	6,600	$(80,586)
Alliance Data Systems Corp.*	39,202	(4,070,736)
Convergys Corp.*	72,309	(923,386)
Corelogic, Inc.*	25,700	(332,301)
FleetCor Technologies, Inc.*	2,300	(68,701)
Forrester Research, Inc.*	1,200	(40,728)
Heartland Payment Systems, Inc.	1,900	(46,284)
iGate Corp.*	3,900	(61,347)
Jack Henry & Associates, Inc.	16,900	(568,009)
SAIC, Inc.*	17,745	(218,086)
Teradata Corp.*	8,800	(426,888)
VeriFone Systems, Inc.*	11,200	(397,824)
Wright Express Corp.*	2,900	(157,412)

		(7,392,288)

Leisure Equipment & Products
Callaway Golf Co.	23,100	(127,743)

Life Sciences Tools & Services
Bio-Rad Laboratories, Inc. (Class A Stock)* .	2,200	(211,288)
Furiex Pharmaceuticals, Inc.*	1,383	(23,110)
Illumina, Inc.*	14,900	(454,152)
PAREXEL International Corp.*	4,400	(91,256)
Techne Corp.	500	(34,130)
Waters Corp.*	1,300	(96,265)

		(910,201)

Machinery — (0.1)%
Actuant Corp. (Class A Stock)	9,000	(204,210)
Caterpillar, Inc.	9,542	(864,505)
Chart Industries, Inc.*	2,069	(111,871)
CIRCOR International, Inc.	2,100	(74,151)
Deere & Co.	7,344	(568,058)
EnPro Industries, Inc.*	5,500	(181,390)
Flowserve Corp.	1,100	(109,252)
Harsco Corp.	1,000	(20,580)
Joy Global, Inc.	7,200	(539,784)
Kaydon Corp.	7,600	(231,800)
Manitowoc Co., Inc. (The)	20,000	(183,800)
Meritor, Inc.*	8,500	(45,220)
Navistar International Corp.*	18,092	(685,325)
Pall Corp.	1,800	(102,870)
Parker Hannifin Corp.	6,220	(474,275)
Pentair, Inc.	1,200	(39,948)
Rockwell Automation, Inc.	10,661	(782,198)
Stanley Black & Decker, Inc.	7,800	(527,280)
Terex Corp.*	75,055	(1,013,993)
Trinity Industries, Inc.	21,200	(637,272)
Woodward, Inc.	2,200	(90,046)

		(7,487,828)

Manufacturing
Dover Corp.	21,106	(1,225,203)
Eastman Kodak Co.*	3	(2)
Eaton Corp.	11,508	(500,943)
General Electric Co.	35,577	(637,184)

		(2,363,332)

Marine
Kirby Corp.*	3,900	(256,776)

SECURITIES SOLD SHORT (continued)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media — (0.2)%
Charter Communications, Inc. (Class A Stock)*	1,000	$(56,940)
DreamWorks Animation SKG, Inc. (Class A Stock)*	29,300	(486,234)
Gannett Co., Inc.	23,703	(316,909)
Lamar Advertising Co. (Class A Stock)*	26,900	(739,750)
Liberty Global, Inc. (Class A Stock)*	13,400	(549,802)
New York Times Co. (The) (Class A Stock)*	22,164	(171,328)
News Corp. (Class B Stock)	44,994	(817,991)
Nielsen Holdings NV (Netherlands)*	938	(27,849)
Scripps Networks Interactive, Inc. (Class A Stock)	15,977	(677,744)
Sirius XM Radio, Inc.*	836,991	(1,523,324)
Time Warner Cable, Inc.	6,787	(431,450)
Viacom, Inc. (Class B Stock)	16,533	(750,764)
Virgin Media, Inc.	58,079	(1,241,729)
Walt Disney Co/The	19,860	(744,750)
Washington Post Co. (The) (Class B Stock)	2,947	(1,110,459)

		(9,647,023)

Metals & Mining — (0.2)%
AK Steel Holding Corp.	44,798	(370,031)
Allegheny Technologies, Inc.	61,448	(2,937,214)
Allied Nevada Gold Corp.*	18,000	(545,040)
AMCOL International Corp.	2,900	(77,865)
ArcelorMittal (Luxembourg)	15,273	(277,816)
AuRico Gold, Inc. (Canada)*	44,138	(353,545)
B2Gold Corp. (Canada)*	40,258	(122,503)
Carpenter Technology Corp.	12,500	(643,500)
Cliffs Natural Resources, Inc.	13,179	(821,711)
Commercial Metals Co.	600	(8,298)
Jaguar Mining, Inc. (Canada)*	51,675	(329,686)
Kaiser Aluminum Corp.	800	(36,704)
Kinross Gold Corp. (Canada)	1,888	(21,523)
New Gold, Inc. (Canada)*	4,576	(46,175)
Nucor Corp.	38,255	(1,513,750)
Royal Gold, Inc.	4,100	(276,463)
RTI International Metals, Inc.*	32,389	(751,749)
Sterlite Industries India Ltd. (India), ADR	4,294	(29,757)
Stillwater Mining Co.*	2,600	(27,196)
Tenaris SA (Luxembourg), ADR	29,930	(1,112,797)
Titanium Metals Corp.	2,500	(37,450)
United States Steel Corp.	24,318	(643,454)
Vale SA (Brazil), ADR	16,108	(345,517)

		(11,329,744)

Multiline Retail
J.C. Penney Co., Inc.	20,800	(731,120)
Saks, Inc.*	84,840	(827,190)

		(1,558,310)

Multi-Utilities — (0.1)%
CH Energy Group, Inc.	1,800	(105,084)
CMS Energy Corp.	6,900	(152,352)
Consolidated Edison, Inc.	38,493	(2,387,721)
Integrys Energy Group, Inc.	5,100	(276,318)
Nisource, Inc.	6,400	(152,384)
Wisconsin Energy Corp.	37,000	(1,293,520)

		(4,367,379)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels — (0.4)%
Alpha Natural Resources, Inc.*	24,500	$(500,535)
Bill Barrett Corp.*	14,800	(504,236)
Chesapeake Energy Corp.	14,000	(312,060)
Comstock Resources, Inc.*	18,800	(287,640)
Concho Resources, Inc.*	4,800	(450,000)
Dawson Geophysical Co.*	1,164	(46,013)
Denbury Resources, Inc.*	2,575	(38,882)
Energy Transfer Equity LP	17,009	(690,225)
Energy XXI Bermuda Ltd. (Bermuda)*	15,304	(487,892)
EOG Resources, Inc.	5,200	(512,252)
EQT Corp.	3,536	(193,737)
Exxon Mobil Corp.	19,120	(1,620,611)
GeoResources, Inc.*	5,000	(146,550)
Green Plains Renewable Energy, Inc.*	23,484	(229,204)
Kosmos Energy Ltd.*	7,200	(88,272)
Newfield Exploration Co.*	8,185	(308,820)
Northern Oil and Gas, Inc.*	20,900	(501,182)
Patriot Coal Corp.*	12,400	(105,028)
PetroBakken Energy Ltd. (Canada) (Class A Stock)	3,825	(48,172)
Petrominerales Ltd. (Canada)	3,583	(58,242)
Pioneer Natural Resources Co.	22,200	(1,986,456)
Plains Exploration & Production Co.*	10,200	(374,544)
Polarcus Ltd. (Cayman Islands)*	28,431	(13,310)
Quicksilver Resources, Inc.*	51,300	(344,223)
Range Resources Corp.	900	(55,746)
Royal Dutch Shell PLC (United Kingdom)
(Class B Stock), ADR	78,482	(5,965,417)
SandRidge Energy, Inc.*	57,000	(465,120)
Sunoco, Inc.	5,817	(238,613)
Teekay Corp. (Marshall Islands)	11,700	(312,741)
Tesoro Corp.*	16,664	(389,271)
TransCanada Corp. (Canada)	6,319	(275,951)
Weatherford International Ltd. (Switzerland)*	5,828	(85,322)
Western Refining, Inc.*	112,667	(1,497,344)
Whiting Petroleum Corp.*	340	(15,875)
Williams Cos., Inc. (The)*	120,118	(3,244,387)
WPX Energy, Inc.	40,034	(727,418)

		(23,121,291)

Paper & Forest Products
International Paper Co.	5,301	(156,910)
Louisiana-Pacific Corp.*	50,300	(405,921)
Meadwestvaco Corp.	6,400	(191,680)
Sino-Forest Corp. (Canada)*	4,608	(1,584)
Wausau Paper Corp.	4,800	(39,648)

		(795,743)

Personal Products
Estee Lauder Cos., Inc. (The) (Class A Stock)	11,163	(1,253,828)

Pharmaceuticals — (0.1)%
Bristol-Myers Squibb Co.	14,449	(509,183)
Eli Lilly & Co.	54,097	(2,248,271)
Express Scripts, Inc.*	33,027	(1,475,977)
Forest Laboratories, Inc.*	6,500	(196,690)
Hospira, Inc.*	10,300	(312,811)
Isis Pharmaceuticals, Inc.*	22,503	(162,247)
Mead Johnson Nutrition Co.	2,563	(176,155)

SECURITIES SOLD SHORT (continued)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Perrigo Co.	5,100	$(496,230)
Warner Chilcott PLC (Ireland) (Class A Stock)*	9,330	(141,163)

		(5,718,727)

Professional Services
FTI Consulting, Inc.*	20,507	(869,907)
IHS, Inc. (Class A Stock)*	7,300	(628,968)

		(1,498,875)

Real Estate
Avatar Holdings, Inc.*	3,355	(24,089)

Real Estate Investment Trusts — (0.4)%
Alexandria Real Estate Equities, Inc.	2,200	(151,734)
American Campus Communities, Inc.	8,830	(370,507)
American Tower Corp. (Class A Stock)	8,100	(486,081)
Apartment Investment & Management Co. (Class A Stock)	1,700	(38,947)
AvalonBay Communities, Inc.	3,860	(504,116)
BioMed Realty Trust, Inc.	65,035	(1,175,833)
Boston Properties, Inc.	9,843	(980,363)
BRE Properties, Inc.	1,000	(50,480)
DDR Corp.	82,054	(998,597)
DiamondRock Hospitality Co.	29,600	(285,344)
Digital Realty Trust, Inc.	5,429	(361,951)
EastGroup Properties, Inc.	4,600	(200,008)
Entertainment Properties Trust	5,000	(218,550)
Equity One, Inc.	43,358	(736,219)
Equity Residential	16,980	(968,369)
Essex Property Trust, Inc.	2,900	(407,479)
Extra Space Storage, Inc.	54,685	(1,325,018)
Federal Realty Investment Trust	19,619	(1,780,424)
General Growth Properties, Inc.	19,400	(291,388)
HCP, Inc.	8,000	(331,440)
Health Care REIT, Inc.	10,300	(561,659)
Highwoods Properties, Inc.	30,171	(895,174)
Home Properties, Inc.	3,900	(224,523)
Host Hotels & Resorts, Inc.	79,054	(1,167,628)
Kilroy Realty Corp.	21,223	(807,960)
Lexington Realty Trust	47,186	(353,423)
Macerich Co. (The)	3,700	(187,220)
National Retail Properties, Inc.	16,000	(422,080)
NorthStar Realty Finance Corp.	23,220	(110,759)
Plum Creek Timber Co., Inc.	16,100	(588,616)
Prologis, Inc.	1,419	(40,569)
Rayonier, Inc.	7,100	(316,873)
Realty Income Corp.	14,570	(509,367)
Regency Centers Corp.	4,500	(169,290)
SL Green Realty Corp.	8,125	(541,450)
Strategic Hotels & Resorts, Inc.*	28,000	(150,360)
Tanger Factory Outlet Centers	19,098	(559,953)
Taubman Centers, Inc.	22,797	(1,415,694)
UDR, Inc.	6,500	(163,150)
Washington Real Estate Investment Trust	27,883	(762,600)
Weingarten Realty Investors	7,800	(170,196)

		(21,781,392)

Retail & Merchandising — (0.1)%
Liz Claiborne, Inc.*	201,474	(1,738,721)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
Wal-Mart Stores, Inc.	12,615	$(753,872)

		(2,492,593)

Road & Rail
Avis Budget Group, Inc.*	41,144	(441,064)
Hertz Global Holdings, Inc.*	162,124	(1,900,093)

		(2,341,157)

Savings & Loan
BankUnited, Inc.	1,601	(35,206)
Brookline Bancorp, Inc.	29,780	(251,343)

		(286,549)

Semiconductors & Semiconductor Equipment — (0.2)%
Advanced Energy Industries, Inc.*	4,000	(42,920)
Advanced Micro Devices, Inc.*	26,600	(143,640)
Brooks Automation, Inc.	6,900	(70,863)
Cree, Inc.*	22,000	(484,880)
Cymer, Inc.*	9,500	(472,720)
Cypress Semiconductor Corp.*	18,225	(307,820)
Diodes, Inc.*	9,800	(208,740)
Integrated Device Technology, Inc.*	55,300	(301,938)
Intel Corp.	89,007	(2,158,420)
International Rectifier Corp.*	7,600	(147,592)
KLA-Tencor Corp.	15,380	(742,085)
Lam Research Corp.*	53,623	(1,985,123)
Linear Technology Corp.	13,243	(397,687)
Microchip Technology, Inc.	80,324	(2,942,268)
Micron Technology, Inc.*	17,900	(112,591)
Nanometrics, Inc.*	5,500	(101,310)
Novellus Systems, Inc.*	26	(1,074)
NVIDIA Corp.*	9,900	(137,214)
ON Semiconductor Corp.*	65,500	(505,660)
Rambus, Inc.*	12,517	(94,503)
RF Micro Devices, Inc.*	67,800	(366,120)
Semtech Corp.*	1,300	(32,266)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	59,924	(773,619)
Teradyne, Inc.*	15,500	(211,265)
Texas Instruments, Inc.	10,578	(307,926)
Ultratech, Inc.*	4,600	(113,022)
Xilinx, Inc.	27,580	(884,215)

		(14,047,481)

Software — (0.1)%
ACI Worldwide, Inc.*	17,938	(513,744)
Advent Software, Inc.*	5,200	(126,672)
Ariba, Inc.*	17,700	(497,016)
Concur Technologies, Inc.*	13,900	(705,981)
Electronic Arts, Inc.*	38,032	(783,459)
Rovi Corp.*	9,500	(233,510)
salesforce.com, Inc.*	4,900	(497,154)
Sourcefire, Inc.*	9,700	(314,086)
Synchronoss Technologies, Inc.*	3,500	(105,735)
Taleo Corp. (Class A Stock)*	13,900	(537,791)

		(4,315,148)

Specialty Retail — (0.1)%
Aaron’s, Inc.	6,200	(165,416)

SECURITIES SOLD SHORT (continued)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Brown Shoe Co., Inc.	14,900	$(132,610)
Cabela’s, Inc.*	10,100	(256,742)
CarMax, Inc.*	10,400	(316,992)
Collective Brands, Inc.*	24,200	(347,754)
PEP Boys-Manny Moe & Jack (The)	5,700	(62,700)
Sonic Automotive, Inc. (Class A Stock)	191,587	(2,837,403)
Stage Stores, Inc.	3,600	(50,004)
Tiffany & Co.	7,700	(510,202)
Urban Outfitters, Inc.*	18,500	(509,860)

		(5,189,683)

Telecommunications
Level 3 Communications, Inc.*	34,378	(584,082)
Motorola Solutions, Inc.	9,985	(462,206)

		(1,046,288)

Textiles, Apparel & Luxury Goods
Deckers Outdoor Corp.*	6,200	(468,534)
Hanesbrands, Inc.*	7,000	(153,020)
K-Swiss, Inc. (Class A Stock)*	12,100	(35,332)
Perry Ellis International, Inc.*	2,800	(39,816)
Ralph Lauren Corp.	1,800	(248,544)
Under Armour, Inc. (Class A Stock)*	6,900	(495,351)

		(1,440,597)

Thrifts & Mortgage Finance
Astoria Financial Corp.	3,900	(33,111)

Tobacco — (0.1)%
Altria Group, Inc.	81,408	(2,413,747)

Trading Companies & Distributors — (0.1)%
Fastenal Co.	13,100	(571,291)
GATX Corp.	12,600	(550,116)
Kaman Corp.	13,986	(382,098)
United Rentals, Inc.*	95,038	(2,808,373)
Watsco, Inc.	8,400	(551,544)

		(4,863,422)

Transportation — (0.1)%
FedEx Corp.	7,552	(630,668)
Heartland Express, Inc.	50,364	(719,702)
Knight Transportation, Inc.	35,555	(556,080)
Ultrapetrol Bahamas Ltd. (Bahamas)*	11,695	(34,851)
Werner Enterprises, Inc.	29,389	(708,275)

		(2,649,576)

Water Utilities
Aqua America, Inc.	3,900	(85,995)

Wireless Telecommunication Services — (0.1)%
Crown Castle International Corp.*	4,400	(197,120)
Leap Wireless International, Inc.*	15,500	(143,995)
Powerwave Technologies, Inc.*	14,502	(30,164)
SBA Communications Corp. (Class A Stock)*	12,900	(554,184)
Telephone & Data Systems, Inc.	225,524	(5,838,816)
USA Mobility, Inc.	2,000	(27,740)

		(6,792,019)

TOTAL COMMON STOCKS (proceeds received $278,260,708)		(285,634,934)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)

EXCHANGE TRADED FUNDS — (0.2)%		Shares	Value (Note 2)

iShares Silver Trust*		2,371	$(63,875)
SPDR Barclays Capital High Yield Bond		284,292	(10,931,027)
SPDR Gold Trust*		3,296	(500,959)
SPDR S&P 500 ETF Trust		434	(54,467)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $11,569,809)			(11,550,328)

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — (0.1)%
Federal National Mortgage Assoc
4.000%	TBA	$4,000	(4,201,875)
5.500%	TBA	3,000	(3,266,719)

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (proceeds received $7,389,062)			(7,468,594)

TOTAL SECURITIES SOLD SHORT (proceeds received $297,219,579)			(304,653,856)

	Counterparty	Notional Amount (000) #

OPTIONS WRITTEN*
Call Options
90 Day Euro Dollar Futures, expiring 03/19/12, Strike Price $99.38		288,000	(54,000)
Interest Rate Swap Options,
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,100	(2,242)
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	900	(1,834)
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase & Co.	1,000	(2,038)
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase & Co.	700	(1,212)
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase & Co.	700	(1,427)

	Counterparty	Notional Amount (000) #	Value (Note 2)

OPTIONS WRITTEN* (continued)
Call Options (continued)
Pay a fixed rate of 1. 06% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	$2,100	$(13,512)
Pay a fixed rate of 0. 92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	3,500	(15,381)
Pay a fixed rate of 0. 92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	2,400	(10,547)
Motorola Mobility Holding, Inc
expiring 01/21/12, Strike Price $40.00		9	(465)
S&P 500 Index
expiring 02/18/12, Strike Price $1,350.00		24	(128,260)
expiring 03/17/12, Strike Price $1,245.00		1	(44,400)
expiring 03/17/12, Strike Price $1,275.00		33	(1,324,680)
Synovis Life Technologies, Inc.,
expiring 01/21/12, Strike Price $30.00		10	(485)

			(1,600,483)

Put Options
90 Day Euro Dollar Futures,
expiring 03/19/12, Strike Price $99.38		288,000	(68,400)
10 Year Euro-Bund,
expiring 01/27/12, Strike Price $134.00		3,800	(7,869)
Inflation Floor Option, Inflation on the CPI
Urban Consumer NSA,
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets	1,000	(3,824)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets	2,700	(10,712)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	500	(2,106)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	500	(2,106)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	300	(1,263)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank	500	(2,385)
Interest Rate Swap Options,
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	900	(58)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Counterparty	Notional Amount (000) #	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	$900	$(58)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	1,600	(55)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	1,400	(48)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	1,900	(65)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	600	(20)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	1,900	(65)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	1,000	(34)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	1,000	(34)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	900	(31)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	1,700	(58)

	Counterparty	Notional Amount (000) #	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	$1,000	$(34)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	1,200	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	300	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	600	—
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	500	(2,455)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	200	(982)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	700	(3,437)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	UBS AG	100	(491)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	8,600	(3,481)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	4,700	(14,802)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Counterparty	Notional Amount (000) #	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	$500	$(202)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	4,000	(1,619)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	7,000	(22,045)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Goldman Sachs & Co.	300	(121)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	200	(81)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	10,100	(4,088)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	8,100	(3,278)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland Group PLC	6,500	(20,470)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,100	(1,904)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	900	(1,558)

	Counterparty	Notional Amount (000) #	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase & Co.	$1,000	$(1,731)
Receive a fixed rate of 1.06% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	2,100	(5,074)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	3,500	(12,509)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	2,400	(8,578)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.	2,200	(2,988)
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, expiring 07/11/13	Deutsche Bank	9,600	(13,142)
S&P 500 Index,
expiring 01/21/12, Strike Price $1,050.00		12	(7,865)
expiring 02/18/12, Strike Price $1,050.00		12	(59,290)
expiring 03/17/12, Strike Price $1,210.00		2	(54,750)
expiring 03/17/12, Strike Price $1,240.00		1	(46,450)

			(392,616)

TOTAL OPTIONS WRITTEN (premiums received $3,402,324)			(1,993,099)

TOTAL INVESTMENTS, NET OF SECUTITES SOLD SHORT AND OPTIONS WRITTEN — 100.5% (cost $6,019,292,513)			6,004,279,108
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.5)%			(30,842,786)

NET ASSETS — 100.0%			$5,973,436,322

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
CDO	Collateralized Debt Obligation

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CVT	Convertible Security
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
FDIC	Federal Deposit Insurance Corp.
FNMA	Federal National Mortgage Assoc.
iBoxx	Bond Market Indices
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
NSA	Non-Seasonally Adjusted
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso

SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

*	Non-Income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, Including those sold and pending settlement, is $125,887,967; cash collateral of $129,585,035 (Included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-Income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(l)	Represents security, or a portion thereof, segregated as collateral for forward foreign currency exchange contracts.

(m)	Repurchase agreements are collateralized by FNMA (coupon rate 0.87%, maturity date 09/12/14) and U.S. Treasury Notes (coupon rate 1.75%, maturity date 03/31/14), with the aggregate value, Including accrued interest, of $22,889,009.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)(1)
Long Positions:
281	90 Day Euro Dollar	Jun. 2012	$69,769,613	$69,754,736	$(14,877)
31	90 Day Euro Dollar	Mar. 2013	7,666,600	7,691,875	25,275
106	90 Day Euro Dollar	Jun. 2013	26,106,125	26,297,275	191,150
34	90 Day Euro Dollar	Sep. 2013	8,391,400	8,432,850	41,450
73	90 Day Euro Dollar	Dec. 2013	17,973,688	18,095,788	122,100
137	5 Year Euro-Bobl	Mar. 2012	21,839,863	22,183,486	343,623
18	5 Year U.S. Treasury Notes.	Mar. 2012	2,213,156	2,218,641	5,485
9	10 Japanese Government Bond	Mar. 2012	16,562,297	16,651,813	89,516
53	10 Year Canadian Bonds	Mar. 2012	6,886,096	6,962,965	76,869
505	10 Year Euro-Bund.	Mar. 2012	88,376,783	90,875,818	2,499,035

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized (Appreciation Depreciation)(1)
Long Positions (continued)
93	10 Year Mini Japanese Government Bond	Mar. 2012	$17,144,965	$17,218,954	$73,989
237	10 Year U.K. Gilt	Mar. 2012	42,377,623	43,044,400	666,777
195	10 Year U.S. Treasury Notes	Mar. 2012	25,345,109	25,569,375	224,266
64	Amsterdam Index	Jan. 2012	4,919,162	5,189,414	270,252
50	CAC 40 10 Euro	Jan. 2012	1,960,137	2,048,470	88,333
25	CBOE VIX Index	Jan. 2012	670,250	667,500	(2,750)
140	CBOE VIX Index	Feb. 2012	4,448,750	3,801,000	(647,750)
200	CBOE VIX Index	Mar. 2012	6,064,050	5,550,000	(514,050)
23	DAX Index	Mar. 2012	4,342,491	4,390,733	48,242
61	FTSE 100 Index	Mar. 2012	5,098,995	5,244,376	145,381
16	IBEX 35 Index	Jan. 2012	1,743,791	1,755,204	11,413
308	S&P 500	Mar. 2012	94,922,550	96,450,200	1,527,650
554	S&P 500 E-Mini	Mar. 2012	34,145,237	34,697,020	551,783
21	S&P/TSX 60 Index	Mar. 2012	2,786,450	2,798,901	12,451
127	U.S. Dollar Index	Mar. 2012	10,073,767	10,226,294	152,527

					5,988,140

Short Positions:
119	2 Year U.S. Treasury Notes	Mar. 2012	26,233,227	26,245,079	(11,852)
56	5 Year U.S. Treasury Notes	Mar. 2012	6,885,375	6,902,438	(17,063)
554	10 Year Australian Bonds	Mar. 2012	497,234,026	498,088,559	(854,533)
28	10 Year Canadian Bonds	Mar. 2012	3,690,096	3,678,547	11,549
11	10 Year U.K. Gilt	Mar. 2012	1,988,570	1,997,842	(9,272)
214	10 Year U.S. Treasury Notes	Mar. 2012	27,866,664	28,060,750	(194,086)
39	Hang Seng Index	Jan. 2012	4,641,401	4,633,840	7,561
298	S&P 500 E-Mini	Mar. 2012	18,365,142	18,663,740	(298,598)
61	SPI 200 Index	Mar. 2012	6,552,862	6,268,705	284,157
75	TOPIX Index	Mar. 2012	7,223,867	7,093,673	130,194

					(951,943)

					$5,036,197

Commodity futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)(1)
Long Positions:
15	Brent Crude.	Feb. 2012	$1,657,800	$1,610,700	$(47,100)
37	Coffee ‘C’	Mar. 2012	3,245,963	3,147,544	(98,419)
36	Coffee ‘C’	Sep. 2012	3,178,032	3,162,377	(15,655)
95	Copper	Mar. 2012	8,264,503	8,160,500	(104,003)
68	Copper	Sep. 2012	6,146,913	5,882,000	(264,913)
315	Corn	Mar. 2012	10,363,074	10,182,375	(180,699)
312	Corn	Jul. 2012	10,359,263	10,315,495	(43,768)
38	Cotton No. 2	Mar. 2012	1,701,580	1,744,200	42,620
10	Cotton No. 2	Jul. 2012	442,990	456,550	13,560
7	Gas Oil	Feb. 2012	635,725	642,600	6,875
46	Gasoline	Mar. 2012	5,062,030	5,129,846	67,816
82	Gasoline	Jul. 2012	9,184,606	9,349,417	164,811
274	Gold 100 OZ	Feb. 2012	48,553,220	42,930,320	(5,622,900)
46	Heating Oil	Mar. 2012	5,689,647	5,614,198	(75,449)
47	Heating Oil	May 2012	5,741,582	5,652,159	(89,423)
85	Lean Hogs	Feb. 2012	2,972,350	2,866,200	(106,150)
77	Lean Hogs	Aug. 2012	2,965,670	2,905,980	(59,690)
107	Live Cattle	Feb. 2012	5,302,300	5,198,060	(104,240)
106	Live Cattle	Jun. 2012	5,329,010	5,281,980	(47,030)
19	LME Copper	Mar. 2012	4,001,276	3,610,475	(390,801)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Commodity futures contracts open at December 31, 2011 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
22	LME Nickel	Jan. 2012	$2,510,778	$2,472,492	$(38,286)
10	LME Nickel	Feb. 2012	1,095,528	1,122,060	26,532
42	LME Nickel	Mar. 2012	4,772,046	4,716,180	(55,866)
6	LME Nickel	Jul. 2012	679,362	674,712	(4,650)
9	LME Nickel	Sep. 2012	989,940	1,012,446	22,506
121	LME PRI Aluminum	Jan. 2012	6,731,375	6,040,925	(690,450)
305	LME PRI Aluminum	Mar. 2012	15,846,096	15,391,059	(455,037)
29	LME PRI Aluminum	May 2012	1,540,094	1,475,194	(64,900)
68	LME Zinc	Jan. 2012	3,302,594	3,112,276	(190,318)
19	LME Zinc	Feb. 2012	932,487	872,100	(60,387)
70	LME Zinc	Mar. 2012	3,436,094	3,226,562	(209,532)
18	LME Zinc	Jul. 2012	894,662	841,162	(53,500)
16	LME Zinc	Aug. 2012	821,569	750,300	(71,269)
346	Natural Gas	Mar. 2012	11,708,330	10,435,360	(1,272,970)
65	Natural Gas	Sep. 2012	2,235,160	2,133,950	(101,210)
62	Silver	Mar. 2012	10,660,605	8,653,650	(2,006,955)
214	Soybean	Mar. 2012	12,109,313	12,922,930	813,617
58	Soybean	Jul. 2012	3,611,361	3,558,300	(53,061)
116	Soybean Oil	Mar. 2012	3,501,312	3,648,432	147,120
42	Soybean Oil	Jul. 2012	1,267,584	1,336,860	69,276
133	Sugar #11 (World)	Mar. 2012	3,572,779	3,470,768	(102,011)
137	Sugar #11 (World)	May 2012	3,490,647	3,521,448	30,801
158	Wheat	Mar. 2012	5,195,161	5,156,726	(38,435)
149	Wheat	Sep. 2012	4,851,850	5,228,039	376,189
26	WTI Crude	Feb. 2012	2,611,380	2,569,580	(41,800)
222	WTI Crude	Mar. 2012	22,105,460	21,978,000	(127,460)
405	WTI Crude	Jun. 2012	40,635,830	40,289,400	(346,430)

					(11,453,044)

Short Positions:
15	LME Copper	Mar. 2012	2,804,775	2,850,375	(45,600)
22	LME Nickel	Jan. 2012	2,402,682	2,472,492	(69,810)
10	LME Nickel	Feb. 2012	1,070,724	1,122,060	(51,336)
12	LME Nickel	Mar. 2012	1,354,788	1,347,480	7,308
6	LME Nickel	Jul. 2012	675,090	674,712	378
5	LME Nickel	Sep. 2012	546,000	562,470	(16,470)
121	LME PRI Aluminum	Jan. 2012	6,160,664	6,040,925	119,739
61	LME PRI Aluminum	Mar. 2012	3,289,013	3,078,211	210,802
6	LME PRI Aluminum	May 2012	311,937	305,213	6,724
68	LME Zinc	Jan. 2012	3,328,125	3,112,276	215,849
19	LME Zinc	Feb. 2012	959,050	872,100	86,950
18	LME Zinc	Jul. 2012	888,081	841,163	46,918
3	LME Zinc	Aug. 2012	149,262	140,682	8,580
30	Natural Gas	Feb. 2012	952,060	896,700	55,360

					575,392

					$(10,877,652)

(1)

Cash of $2,611,994 and U.S. Treasury Securities with a market value of $52,447,203 has been segregated to cover requirement for open futures contracts as of December 31, 2011. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2011.

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/23/12	Citigroup Global Markets	AUD	377	$372,588	$383,147	$10,559
Expiring 03/21/12	Morgan Stanley	AUD	4,007	3,974,983	4,061,401	86,418

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar (continued),
Expiring 03/21/12	Morgan Stanley	AUD	2,774	$2,793,691	$2,851,492	$57,801
Expiring 03/21/12	Morgan Stanley	AUD	1,885	1,869,769	1,910,418	40,649
Expiring 03/21/12	Morgan Stanley	AUD	1,773	1,785,815	1,785,815	—
Expiring 03/21/12	Morgan Stanley	AUD	1,550	1,569,255	1,570,377	1,122
Expiring 03/21/12	Morgan Stanley	AUD	973	957,224	986,037	28,813
Expiring 03/21/12	Morgan Stanley	AUD	488	479,983	494,431	14,448
Expiring 03/21/12	UBS AG	AUD	1,500	1,507,841	1,520,197	12,356
Brazilian Real,
Expiring 01/04/12	Barclays Capital Group	BRL	122	70,000	65,159	(4,841)
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	157	90,000	83,824	(6,176)
Expiring 01/04/12	Morgan Stanley	BRL	257	143,228	137,770	(5,458)
Expiring 01/04/12	Morgan Stanley	BRL	101	52,228	53,879	1,651
Expiring 01/04/12	UBS Securities	BRL	996	555,911	533,091	(22,820)
Expiring 03/02/12	UBS Securities	BRL	101	55,540	53,196	(2,344)
British Pound,
Expiring 03/12/12	Barclays Capital Group	GBP	104	163,233	161,398	(1,835)
Expiring 03/12/12	Citigroup Global Markets	GBP	60	93,106	93,114	8
Expiring 03/12/12	Goldman Sachs & Co.	GBP	79	123,481	122,600	(881)
Expiring 03/21/12	Morgan Stanley	GBP	29,406	45,831,751	45,631,585	(200,166)
Expiring 03/21/12	Morgan Stanley	GBP	18,177	28,329,781	28,206,053	(123,728)
Expiring 03/21/12	Morgan Stanley	GBP	2,175	3,374,826	3,375,159	333
Expiring 03/21/12	Morgan Stanley	GBP	1,392	2,159,788	2,160,001	213
Expiring 03/21/12	Morgan Stanley	GBP	1,228	1,891,911	1,922,009	30,098
Expiring 03/21/12	Morgan Stanley	GBP	632	973,922	981,236	7,314
Expiring 03/21/12	UBS AG	GBP	1,250	1,944,543	1,939,692	(4,851)
Expiring 03/21/12	UBS AG	GBP	250	385,758	387,938	2,180
Canadian Dollar,
Expiring 01/17/12	Royal Bank of Scotland	CAD	156	150,638	153,499	2,861
Expiring 01/17/12	Royal Bank of Scotland	CAD	148	145,527	145,054	(473)
Expiring 01/17/12	Royal Bank of Scotland	CAD	24	23,463	23,698	235
Expiring 01/17/12	Royal Bank of Scotland	CAD	6	5,825	5,822	(3)
Expiring 01/17/12	Royal Bank of Scotland	CAD	6	5,499	5,481	(18)
Expiring 02/29/12	Royal Bank of Scotland	CAD	260	255,738	254,592	(1,146)
Expiring 02/29/12	Royal Bank of Scotland	CAD	74	71,970	72,081	111
Expiring 02/29/12	Royal Bank of Scotland	CAD	26	25,683	25,731	48
Expiring 02/29/12	Royal Bank of Scotland	CAD	15	15,044	14,976	(68)
Expiring 03/21/12	Morgan Stanley	CAD	2,860	2,791,699	2,802,291	10,592
Expiring 03/21/12	Morgan Stanley	CAD	2,395	2,313,341	2,346,734	33,393
Expiring 03/21/12	Morgan Stanley	CAD	1,776	1,715,870	1,740,638	24,768
Expiring 03/21/12	Morgan Stanley	CAD	1,773	1,730,621	1,737,187	6,566
Expiring 03/21/12	UBS AG	CAD	1,300	1,266,518	1,273,751	7,233
Expiring 03/21/12	UBS AG	CAD	400	390,863	391,924	1,061
Chinese Yuan,
Expiring 02/13/12	Deutsche Bank	CNY	8,048	1,242,429	1,277,480	35,051
Expiring 02/13/12	Deutsche Bank	CNY	797	123,010	126,480	3,470
Expiring 06/01/12	Citigroup Global Markets	CNY	5,617	882,279	890,425	8,146
Expiring 06/01/12	Citigroup Global Markets	CNY	839	133,000	132,973	(27)
Expiring 06/01/12	Citigroup Global Markets	CNY	681	108,000	107,944	(56)
Expiring 06/01/12	JPMorgan Chase	CNY	4,392	696,000	696,302	302
Expiring 06/01/12	JPMorgan Chase	CNY	4,386	695,000	695,302	302
Expiring 06/01/12	JPMorgan Chase	CNY	1,386	220,000	219,799	(201)
Expiring 06/01/12	JPMorgan Chase	CNY	1,021	162,000	161,929	(71)
Expiring 02/01/13	Citigroup Global Markets	CNY	13,990	2,228,688	2,208,527	(20,161)
Expiring 02/01/13	Deutsche Bank	CNY	16,666	2,633,353	2,631,149	(2,204)
Expiring 08/05/13	Deutsche Bank	CNY	8,000	1,277,139	1,249,582	(27,557)
Expiring 08/05/13	Deutsche Bank	CNY	2,000	319,285	312,396	(6,889)
Expiring 08/05/13	UBS Securities	CNY	25,466	4,032,607	3,977,718	(54,889)
Expiring 08/05/13	UBS Securities	CNY	5,232	828,472	817,196	(11,276)
Expiring 04/25/14	Barclays Capital Group	CNY	1,972	324,000	305,632	(18,368)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued),
Expiring 04/25/14	Citigroup Global Markets	CNY	4,685	$768,000	$726,247	$(41,753)
Expiring 04/25/14	Citigroup Global Markets	CNY	1,604	264,000	248,624	(15,376)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	2,814	462,000	436,167	(25,833)
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	1,308	215,000	202,811	(12,189)
Expiring 04/25/14	JPMorgan Chase	CNY	2,811	462,000	435,809	(26,191)
Expiring 04/25/14	JPMorgan Chase	CNY	1,793	294,000	278,016	(15,984)
Expiring 04/25/14	Royal Bank of Scotland	CNY	4,687	768,000	726,544	(41,456)
Expiring 04/25/14	UBS Securities	CNY	1,318	216,000	204,257	(11,743)
Expiring 04/25/14	UBS Securities	CNY	1,311	216,000	203,252	(12,748)
Expiring 09/08/15	Barclays Capital Group	CNY	1,596	260,000	243,391	(16,609)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,448	571,428	525,646	(45,782)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,530	252,893	233,268	(19,625)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,090	177,000	166,233	(10,767)
Expiring 09/08/15	Morgan Stanley	CNY	738	120,000	112,517	(7,483)
Expiring 09/08/15	Morgan Stanley	CNY	554	90,000	84,456	(5,544)
Euro,
Expiring 01/04/12	Credit Suisse First Boston Corp.	EUR	10,137	13,542,221	13,120,233	(421,988)
Expiring 01/05/12	Hong Kong & Shanghai Bank	EUR	546	702,345	706,041	3,696
Expiring 01/05/12	Morgan Stanley	EUR	546	702,779	706,041	3,262
Expiring 01/17/12	JPMorgan Chase	EUR	234	304,649	302,891	(1,758)
Expiring 01/17/12	JPMorgan Chase	EUR	177	240,662	229,110	(11,552)
Expiring 01/17/12	Morgan Stanley	EUR	280	366,461	362,434	(4,027)
Expiring 01/17/12	Royal Bank of Canada	EUR	310	403,277	401,267	(2,010)
Expiring 02/02/12	Goldman Sachs & Co.	EUR	10,137	13,302,684	13,123,010	(179,674)
Expiring 03/14/12	Citigroup Global Markets	EUR	359	478,782	464,948	(13,834)
Expiring 03/14/12	Goldman Sachs & Co.	EUR	1,000	1,309,192	1,295,119	(14,073)
Expiring 03/14/12	JPMorgan Chase	EUR	544	708,229	704,545	(3,684)
Expiring 03/14/12	JPMorgan Chase	EUR	473	633,584	612,592	(20,992)
Expiring 03/14/12	UBS Securities	EUR	339	441,290	439,045	(2,245)
Expiring 03/21/12	Morgan Stanley	EUR	13,667	18,302,837	17,701,426	(601,411)
Expiring 03/21/12	Morgan Stanley	EUR	9,521	12,750,953	12,331,971	(418,982)
Expiring 03/21/12	UBS AG	EUR	875	1,154,245	1,133,321	(20,924)
Hong Kong Dollar,
Expiring 02/16/12	Citigroup Global Markets	HKD	7,984	1,024,973	1,028,232	3,259
Expiring 02/16/12	Credit Suisse First Boston Corp.	HKD	4,300	551,997	553,745	1,748
Expiring 02/16/12	JPMorgan Chase	HKD	4,123	530,615	530,990	375
Expiring 02/16/12	UBS Securities	HKD	1,900	244,014	244,678	664
Indian Rupee,
Expiring 07/12/12	JPMorgan Chase	INR	235,050	4,601,607	4,285,130	(316,477)
Expiring 07/12/12	JPMorgan Chase	INR	86,102	1,852,464	1,569,710	(282,754)
Expiring 07/12/12	JPMorgan Chase	INR	20,312	437,008	370,305	(66,703)
Indonesia Rupiah,
Expiring 01/31/12	Bank of America	IDR	973,400	107,345	106,986	(359)
Expiring 01/31/12	Citigroup Global Markets	IDR	7,314,000	806,128	803,878	(2,250)
Expiring 01/31/12	Citigroup Global Markets	IDR	3,847,800	423,300	422,909	(391)
Expiring 01/31/12	Deutsche Bank	IDR	399,000	46,074	43,854	(2,220)
Expiring 01/31/12	Hong Kong & Shanghai Bank	IDR	409,000	46,796	44,953	(1,843)
Japanese Yen,
Expiring 01/13/12	Barclays Capital Group	JPY	44,645	575,300	580,157	4,857
Expiring 01/13/12	JPMorgan Chase	JPY	15,056	193,056	195,651	2,595
Expiring 01/13/12	JPMorgan Chase	JPY	11,555	148,467	150,156	1,689
Expiring 01/13/12	UBS Securities	JPY	14,753	189,545	191,714	2,169
Expiring 03/21/12	UBS AG	JPY	175,000	2,253,560	2,277,110	23,550
Expiring 03/21/12	UBS AG	JPY	37,500	482,409	487,952	5,543
Malaysian Ringgit,
Expiring 04/23/12	Citigroup Global Markets	MYR	218	70,587	68,583	(2,004)
Expiring 04/23/12	JPMorgan Chase	MYR	1,677	552,892	526,436	(26,456)
Expiring 04/23/12	JPMorgan Chase	MYR	1,662	547,966	521,745	(26,221)
Expiring 04/23/12	UBS Securities	MYR	4,181	1,375,991	1,312,525	(63,466)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso,
Expiring 03/15/12	Barclays Capital Group	MXN	1,039	$73,902	$74,001	$99
Expiring 03/15/12	Barclays Capital Group	MXN	719	51,219	51,240	21
Expiring 03/15/12	Barclays Capital Group	MXN	173	12,314	12,330	16
Expiring 03/15/12	Barclays Capital Group	MXN	156	11,144	11,085	(59)
Expiring 03/15/12	Barclays Capital Group	MXN	92	6,589	6,554	(35)
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	11,369	838,031	809,765	(28,266)
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	5,410	398,734	385,285	(13,449)
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	17	1,210	1,212	2
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	16	1,107	1,109	2
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	23,485	819,428	775,824	(43,604)
New Zealand Dollar,
Expiring 03/21/12	Morgan Stanley	NZD	10,127	7,834,502	7,838,764	4,262
Expiring 03/21/12	Morgan Stanley	NZD	5,987	4,631,334	4,633,854	2,520
Expiring 03/21/12	Morgan Stanley	NZD	4,021	3,053,255	3,112,120	58,865
Expiring 03/21/12	Morgan Stanley	NZD	3,095	2,402,350	2,395,729	(6,621)
Expiring 03/21/12	Morgan Stanley	NZD	2,998	2,249,165	2,320,487	71,322
Expiring 03/21/12	Morgan Stanley	NZD	2,974	2,268,955	2,302,421	33,466
Expiring 03/21/12	Morgan Stanley	NZD	2,497	1,896,062	1,932,617	36,555
Expiring 03/21/12	Morgan Stanley	NZD	2,212	1,671,038	1,711,798	40,760
Expiring 03/21/12	Morgan Stanley	NZD	2,143	1,663,450	1,658,866	(4,584)
Expiring 03/21/12	Morgan Stanley	NZD	1,877	1,408,326	1,452,985	44,659
Expiring 03/21/12	Morgan Stanley	NZD	1,816	1,385,009	1,405,437	20,428
Expiring 03/21/12	Morgan Stanley	NZD	1,343	1,015,052	1,039,811	24,759
Norwegian Krone,
Expiring 03/08/12	Barclays Capital Group	NOK	2,336	403,186	389,595	(13,591)
Expiring 06/22/12	Royal Bank of Scotland	NOK	105	18,562	17,455	(1,107)
Expiring 12/21/12	Royal Bank of Scotland	NOK	1,605	280,344	265,355	(14,989)
Philippine Peso,
Expiring 03/15/12	Barclays Capital Group	PHP	21,897	512,263	497,375	(14,888)
Expiring 03/15/12	Citigroup Global Markets	PHP	108,753	2,507,849	2,470,283	(37,566)
Expiring 03/15/12	Citigroup Global Markets	PHP	87,085	2,008,184	1,978,102	(30,082)
Expiring 03/15/12	Citigroup Global Markets	PHP	24,180	557,593	549,241	(8,352)
Singapore Dollar,
Expiring 02/10/12	JPMorgan Chase	SGD	616	472,965	475,266	2,301
Expiring 02/10/12	JPMorgan Chase	SGD	603	462,914	465,166	2,252
Expiring 02/10/12	JPMorgan Chase	SGD	12	9,332	9,377	45
South Korean Won,
Expiring 02/27/12	Citigroup Global Markets	KRW	4,835,882	4,320,645	4,180,655	(139,990)
Expiring 02/27/12	Citigroup Global Markets	KRW	1,702,797	1,521,373	1,472,080	(49,293)
Expiring 02/27/12	Citigroup Global Markets	KRW	968,792	865,572	837,527	(28,045)
Expiring 07/12/12	Deutsche Bank	KRW	1,279,217	1,114,203	1,099,999	(14,204)
Swedish Krona,
Expiring 03/21/12	Morgan Stanley	SEK	74,290	10,914,986	10,754,793	(160,193)
Expiring 03/21/12	Morgan Stanley	SEK	44,606	6,553,662	6,457,478	(96,184)
Expiring 03/21/12	Morgan Stanley	SEK	36,096	5,325,020	5,225,514	(99,506)
Expiring 03/21/12	Morgan Stanley	SEK	23,357	3,445,805	3,381,415	(64,390)
Expiring 03/21/12	Morgan Stanley	SEK	22,686	3,305,141	3,284,289	(20,852)
Expiring 03/21/12	Morgan Stanley	SEK	17,149	2,478,454	2,482,699	4,245
Expiring 03/21/12	Morgan Stanley	SEK	16,188	2,320,349	2,343,568	23,219
Expiring 03/21/12	Morgan Stanley	SEK	13,523	1,970,123	1,957,694	(12,429)
Expiring 03/21/12	Morgan Stanley	SEK	11,928	1,748,204	1,726,722	(21,482)
Expiring 03/21/12	Morgan Stanley	SEK	10,777	1,557,536	1,560,204	2,668
Expiring 03/21/12	Morgan Stanley	SEK	10,323	1,479,688	1,494,495	14,807
Expiring 03/21/12	Morgan Stanley	SEK	7,142	1,046,834	1,033,971	(12,863)
Expiring 03/21/12	UBS AG	SEK	4,000	579,509	579,074	(435)
Swiss Franc,
Expiring 03/21/12	Morgan Stanley	CHF	2,785	2,967,263	2,970,604	3,341
Expiring 03/21/12	Morgan Stanley	CHF	2,669	2,895,937	2,846,507	(49,430)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc (continued),
Expiring 03/21/12	Morgan Stanley	CHF	1,763	$1,886,326	$1,879,920	$(6,406)
Expiring 03/21/12	Morgan Stanley	CHF	1,664	1,773,245	1,775,241	1,996
Expiring 03/21/12	Morgan Stanley	CHF	1,055	1,129,132	1,125,297	(3,835)
Expiring 03/21/12	Morgan Stanley	CHF	888	963,494	947,048	(16,446)
Turkish Lira,
Expiring 01/27/12	JPMorgan Chase	TRY	477	253,981	250,151	(3,830)

				$319,248,172	$315,771,397	$(3,476,775)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/23/12	Citigroup Global Markets	AUD	18,781	$18,456,089	$19,087,207	$(631,118)
Expiring 02/23/12	Citigroup Global Markets	AUD	403	396,977	409,570	(12,593)
Expiring 02/23/12	Citigroup Global Markets	AUD	344	338,859	349,609	(10,750)
Expiring 02/23/12	JPMorgan Chase	AUD	5,513	5,417,156	5,602,884	(185,728)
Expiring 02/23/12	JPMorgan Chase	AUD	1,134	1,119,088	1,152,489	(33,401)
Expiring 02/23/12	Morgan Stanley	AUD	726	726,062	737,837	(11,775)
Expiring 02/23/12	Morgan Stanley	AUD	180	179,905	182,934	(3,029)
Expiring 03/21/12	Morgan Stanley	AUD	54,902	55,501,517	55,641,753	(140,236)
Expiring 03/21/12	Morgan Stanley	AUD	34,730	35,109,388	35,198,099	(88,711)
Expiring 03/21/12	Morgan Stanley	AUD	988	993,730	1,001,850	(8,120)
Expiring 03/21/12	Morgan Stanley	AUD	517	519,859	524,107	(4,248)
Brazilian Real,
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	1,274	664,590	682,074	(17,484)
Expiring 01/04/12	Maybank	BRL	257	134,239	137,770	(3,531)
Expiring 01/04/12	UBS Securities	BRL	101	56,185	53,879	2,306
Expiring 02/02/12	JPMorgan Chase	BRL	135	75,000	71,815	3,185
Expiring 03/02/12	Morgan Stanley	BRL	257	141,612	136,025	5,587
Expiring 03/02/12	UBS Securities	BRL	996	549,529	526,339	23,190
British Pound,
Expiring 03/12/12	Barclays Capital Group	GBP	277	428,894	429,876	(982)
Expiring 03/12/12	Barclays Capital Group	GBP	129	201,706	200,195	1,511
Expiring 03/12/12	JPMorgan Chase	GBP	25,960	40,713,717	40,287,281	426,436
Expiring 03/12/12	JPMorgan Chase	GBP	3,599	5,644,402	5,585,282	59,120
Expiring 03/12/12	JPMorgan Chase	GBP	64	100,373	99,322	1,051
Expiring 03/12/12	UBS Securities	GBP	128	200,630	198,643	1,987
Expiring 03/21/12	Morgan Stanley	GBP	2,436	3,796,237	3,779,318	16,919
Expiring 03/21/12	Morgan Stanley	GBP	1,578	2,459,739	2,448,776	10,963
Expiring 03/21/12	Morgan Stanley	GBP	55	85,810	85,832	(22)
Expiring 03/21/12	Morgan Stanley	GBP	10	15,641	15,645	(4)
Canadian Dollar,
Expiring 01/03/12	Royal Bank of Scotland	CAD	9	8,589	8,585	4
Expiring 01/17/12	Royal Bank of Scotland	CAD	1,158	1,124,240	1,136,602	(12,362)
Expiring 01/17/12	Royal Bank of Scotland	CAD	602	601,817	590,361	11,456
Expiring 01/17/12	Royal Bank of Scotland	CAD	379	371,186	371,582	(396)
Expiring 01/17/12	Royal Bank of Scotland	CAD	373	355,657	366,132	(10,475)
Expiring 01/17/12	Royal Bank of Scotland	CAD	324	317,597	318,222	(625)
Expiring 01/17/12	Royal Bank of Scotland	CAD	204	199,211	199,727	(516)
Expiring 01/17/12	Royal Bank of Scotland	CAD	111	108,234	108,546	(312)
Expiring 01/17/12	Royal Bank of Scotland	CAD	111	107,820	108,546	(726)
Expiring 01/17/12	Royal Bank of Scotland	CAD	111	108,787	108,547	240
Expiring 01/17/12	Royal Bank of Scotland	CAD	111	108,715	108,547	168
Expiring 01/17/12	Royal Bank of Scotland	CAD	108	106,700	106,075	625
Expiring 01/17/12	Royal Bank of Scotland	CAD	70	69,123	68,875	248
Expiring 01/17/12	Royal Bank of Scotland	CAD	66	64,563	64,743	(180)
Expiring 01/17/12	Royal Bank of Scotland	CAD	64	63,108	62,692	416
Expiring 01/17/12	Royal Bank of Scotland	CAD	7	6,777	6,777	—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 01/17/12	Royal Bank of Scotland	CAD	2	$1,601	$1,563	$38
Expiring 01/17/12	Royal Bank of Scotland	CAD	2	1,600	1,563	37
Expiring 01/31/12	Royal Bank of Scotland	CAD	643	617,888	631,092	(13,204)
Expiring 01/31/12	Royal Bank of Scotland	CAD	106	103,349	103,638	(289)
Expiring 02/09/12	Deutsche Bank	CAD	295	286,227	289,298	(3,071)
Expiring 02/09/12	Morgan Stanley	CAD	642	622,718	629,591	(6,873)
Expiring 02/09/12	Morgan Stanley	CAD	87	84,878	85,318	(440)
Expiring 02/09/12	Royal Bank of Canada	CAD	2,924	2,869,860	2,867,481	2,379
Expiring 02/09/12	Royal Bank of Canada	CAD	2,202	2,161,228	2,159,437	1,791
Expiring 02/09/12	Royal Bank of Canada	CAD	222	215,960	217,709	(1,749)
Expiring 02/29/12	Royal Bank of Scotland	CAD	1,162	1,158,497	1,139,095	19,402
Expiring 02/29/12	Royal Bank of Scotland	CAD	654	640,019	641,069	(1,050)
Expiring 02/29/12	Royal Bank of Scotland	CAD	352	344,787	344,530	257
Expiring 02/29/12	Royal Bank of Scotland	CAD	243	240,769	238,513	2,256
Expiring 02/29/12	Royal Bank of Scotland	CAD	241	237,200	236,138	1,062
Expiring 02/29/12	Royal Bank of Scotland	CAD	60	59,248	58,735	513
Expiring 03/21/12	Morgan Stanley	CAD	8,413	8,282,636	8,242,890	39,746
Expiring 03/21/12	Morgan Stanley	CAD	5,489	5,404,015	5,378,083	25,932
Expiring 03/30/12	Royal Bank of Scotland	CAD	1,318	1,289,523	1,291,300	(1,777)
Chinese Yuan,
Expiring 06/01/12	Barclays Capital Group	CNY	7,315	1,143,000	1,159,714	(16,714)
Expiring 06/01/12	Citigroup Global Markets	CNY	14,223	2,230,000	2,254,832	(24,832)
Expiring 06/01/12	Credit Suisse First Boston Corp.	CNY	14,946	2,339,000	2,369,496	(30,496)
Expiring 06/01/12	Credit Suisse First Boston Corp.	CNY	2,941	461,000	466,280	(5,280)
Expiring 06/01/12	Deutsche Bank	CNY	3,653	568,000	579,188	(11,188)
Expiring 06/01/12	Goldman Sachs & Co.	CNY	6,661	1,044,000	1,055,956	(11,956)
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	1,717	269,000	272,166	(3,166)
Expiring 06/01/12	Morgan Stanley	CNY	15,631	2,450,000	2,478,059	(28,059)
Expiring 06/01/12	UBS Securities	CNY	3,828	600,000	606,871	(6,871)
Expiring 06/01/12	UBS Securities	CNY	3,246	507,000	514,655	(7,655)
Expiring 06/01/12	UBS Securities	CNY	2,200	345,000	348,732	(3,732)
Expiring 10/15/12	JPMorgan Chase	CNY	3,846	600,000	608,919	(8,919)
Expiring 02/01/13	Deutsche Bank	CNY	15,354	2,395,000	2,424,000	(29,000)
Expiring 02/01/13	Morgan Stanley	CNY	5,256	812,000	829,716	(17,716)
Euro,
Expiring 01/04/12	Goldman Sachs & Co.	EUR	10,137	13,299,744	13,120,233	179,511
Expiring 01/17/12	Deutsche Bank	EUR	1	1,383	1,295	88
Expiring 01/17/12	JPMorgan Chase	EUR	6,373	8,665,209	8,249,255	415,954
Expiring 01/17/12	JPMorgan Chase	EUR	191	259,698	247,232	12,466
Expiring 01/17/12	Morgan Stanley	EUR	1,037	1,357,215	1,342,300	14,915
Expiring 01/31/12	Royal Bank of Scotland	EUR	218	287,362	281,918	5,444
Expiring 03/14/12	Barclays Capital Group	EUR	14,548	19,457,659	18,841,387	616,272
Expiring 03/14/12	Barclays Capital Group	EUR	906	1,179,849	1,173,377	6,472
Expiring 03/14/12	Barclays Capital Group	EUR	892	1,161,618	1,155,246	6,372
Expiring 03/14/12	Barclays Capital Group	EUR	543	719,972	703,250	16,722
Expiring 03/14/12	Citigroup Global Markets	EUR	1,512	2,005,018	1,958,220	46,798
Expiring 03/14/12	Deutsche Bank	EUR	820	1,075,143	1,061,997	13,146
Expiring 03/14/12	UBS Securities	EUR	30,388	40,546,253	39,356,067	1,190,186
Expiring 03/21/12	Morgan Stanley	EUR	4,916	6,413,813	6,367,866	45,947
Expiring 03/21/12	Morgan Stanley	EUR	4,874	6,353,673	6,312,609	41,064
Expiring 03/21/12	Morgan Stanley	EUR	4,051	5,433,926	5,246,872	187,054
Expiring 03/21/12	Morgan Stanley	EUR	3,929	5,137,695	5,089,167	48,528
Expiring 03/21/12	Morgan Stanley	EUR	3,580	4,787,347	4,636,896	150,451
Expiring 03/21/12	Morgan Stanley	EUR	3,389	4,518,302	4,389,699	128,603
Expiring 03/21/12	Morgan Stanley	EUR	3,311	4,427,684	4,288,536	139,148
Expiring 03/21/12	Morgan Stanley	EUR	3,291	4,343,544	4,262,858	80,686
Expiring 03/21/12	Morgan Stanley	EUR	3,033	3,957,320	3,928,971	28,349
Expiring 03/21/12	Morgan Stanley	EUR	3,020	3,936,409	3,910,968	25,441
Expiring 03/21/12	Morgan Stanley	EUR	2,930	3,791,117	3,832,608	(41,491)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 03/21/12	Morgan Stanley	EUR	2,608	$3,405,176	$3,378,244	$26,932
Expiring 03/21/12	Morgan Stanley	EUR	2,498	3,351,076	3,235,720	115,356
Expiring 03/21/12	Morgan Stanley	EUR	2,382	3,113,957	3,084,544	29,413
Expiring 03/21/12	Morgan Stanley	EUR	2,087	2,782,018	2,702,834	79,184
Expiring 03/21/12	Morgan Stanley	EUR	2,022	2,668,264	2,618,698	49,566
Expiring 03/21/12	Morgan Stanley	EUR	1,795	2,322,779	2,327,798	(5,019)
Expiring 03/21/12	Morgan Stanley	EUR	1,592	2,078,067	2,061,632	16,435
Expiring 05/23/12	Barclays Capital Group	EUR	13,744	18,623,120	17,818,839	804,281
Expiring 05/23/12	UBS Securities	EUR	15,827	21,446,218	20,519,409	926,809
Expiring 10/22/12	Royal Bank of Scotland	EUR	575	767,499	747,649	19,850
Expiring 01/28/13	Royal Bank of Scotland	EUR	604	805,109	786,448	18,661
Hong Kong Dollar,
Expiring 01/31/12	Royal Bank of Scotland	HKD	33	4,283	4,291	(8)
Expiring 01/31/12	Royal Bank of Scotland	HKD	31	3,997	4,006	(9)
Expiring 02/15/12	Royal Bank of Scotland	HKD	8,223	1,057,277	1,058,945	(1,668)
Expiring 02/15/12	Royal Bank of Scotland	HKD	54	6,961	6,971	(10)
Expiring 02/15/12	Royal Bank of Scotland	HKD	36	4,658	4,670	(12)
Expiring 02/15/12	Royal Bank of Scotland	HKD	24	3,149	3,156	(7)
Expiring 02/15/12	Royal Bank of Scotland	HKD	12	1,499	1,502	(3)
Expiring 02/15/12	Royal Bank of Scotland	HKD	9	1,165	1,167	(2)
Expiring 02/15/12	Royal Bank of Scotland	HKD	3	360	360	—
Hungarian Forint,
Expiring 01/27/12	Citigroup Global Markets	HUF	207,469	923,523	850,075	73,448
Indian Rupee,
Expiring 07/12/12	Barclays Capital Group	INR	10,200	200,000	185,953	14,047
Expiring 07/12/12	Barclays Capital Group	INR	10,038	200,000	183,000	17,000
Expiring 07/12/12	Barclays Capital Group	INR	5,318	100,000	96,951	3,049
Expiring 07/12/12	Barclays Capital Group	INR	5,267	100,000	96,021	3,979
Expiring 07/12/12	Barclays Capital Group	INR	4,768	87,000	86,917	83
Expiring 07/12/12	Deutsche Bank	INR	19,517	403,000	355,814	47,186
Expiring 07/12/12	Deutsche Bank	INR	4,398	79,410	80,174	(764)
Expiring 07/12/12	Goldman Sachs & Co.	INR	3,625	65,000	66,087	(1,087)
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	3,628	65,000	66,135	(1,135)
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	2,340	43,000	42,669	331
Expiring 07/12/12	JPMorgan Chase	INR	21,301	417,016	388,336	28,680
Expiring 07/12/12	JPMorgan Chase	INR	5,113	100,000	93,214	6,786
Expiring 07/12/12	JPMorgan Chase	INR	5,107	100,000	93,104	6,896
Expiring 07/12/12	JPMorgan Chase	INR	5,000	90,000	91,144	(1,144)
Indonesia Rupiah,
Expiring 01/31/12	Deutsche Bank	IDR	2,143,427	232,602	235,583	(2,981)
Expiring 01/31/12	JPMorgan Chase	IDR	2,382,900	260,000	261,903	(1,903)
Expiring 01/31/12	JPMorgan Chase	IDR	1,031,690	113,000	113,392	(392)
Expiring 01/31/12	JPMorgan Chase	IDR	71,160	7,718	7,821	(103)
Expiring 01/31/12	UBS Securities	IDR	7,212,970	805,918	792,773	13,145
Japanese Yen,
Expiring 01/13/12	Citigroup Global Markets	JPY	150,305	1,957,744	1,953,198	4,546
Expiring 01/13/12	Citigroup Global Markets	JPY	80,392	1,047,117	1,044,685	2,432
Expiring 01/13/12	Citigroup Global Markets	JPY	48,368	630,000	628,537	1,463
Expiring 01/13/12	JPMorgan Chase	JPY	25,695	330,060	333,904	(3,844)
Expiring 01/13/12	Morgan Stanley	JPY	27,181	354,506	353,215	1,291
Expiring 03/21/12	Morgan Stanley	JPY	1,625,532	20,955,946	21,151,513	(195,567)
Expiring 03/21/12	Morgan Stanley	JPY	1,037,666	13,377,327	13,502,168	(124,841)
Expiring 03/21/12	Morgan Stanley	JPY	468,918	6,040,813	6,101,589	(60,776)
Expiring 03/21/12	Morgan Stanley	JPY	311,795	4,006,772	4,057,094	(50,322)
Expiring 03/21/12	Morgan Stanley	JPY	271,234	3,486,168	3,529,317	(43,149)
Expiring 03/21/12	Morgan Stanley	JPY	251,877	3,244,795	3,277,441	(32,646)
Expiring 03/21/12	Morgan Stanley	JPY	190,375	2,446,444	2,477,170	(30,726)
Expiring 03/21/12	Morgan Stanley	JPY	167,481	2,152,631	2,179,274	(26,643)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit,
Expiring 04/23/12	Barclays Capital Group	MYR	265	$82,750	$83,194	$(444)
Expiring 04/23/12	Barclays Capital Group	MYR	128	40,000	40,114	(114)
Expiring 04/23/12	Citigroup Global Markets	MYR	1,668	543,000	523,495	19,505
Expiring 04/23/12	Deutsche Bank	MYR	2,199	690,000	690,449	(449)
Expiring 04/23/12	Deutsche Bank	MYR	298	93,000	93,469	(469)
Expiring 04/23/12	Deutsche Bank	MYR	128	40,000	40,114	(114)
Expiring 04/23/12	Hong Kong & Shanghai Bank	MYR	150	47,000	47,230	(230)
Expiring 04/23/12	JPMorgan Chase	MYR	1,987	620,000	623,810	(3,810)
Expiring 04/23/12	JPMorgan Chase	MYR	638	200,000	200,287	(287)
Expiring 04/23/12	JPMorgan Chase	MYR	144	45,000	45,333	(333)
Expiring 04/23/12	JPMorgan Chase	MYR	144	45,000	45,277	(277)
Mexican Peso,
Expiring 03/15/12	Citigroup Global Markets	MXN	10,029	734,927	714,290	20,637
Expiring 03/15/12	Deutsche Bank	MXN	11,129	801,000	792,656	8,344
Expiring 03/15/12	Goldman Sachs & Co.	MXN	5,845	419,000	416,277	2,723
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	12,269	895,542	873,871	21,671
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	2,726	204,000	194,189	9,811
Expiring 03/15/12	JPMorgan Chase	MXN	12	869	861	8
Expiring 03/15/12	Morgan Stanley	MXN	1,530	110,000	108,936	1,064
Expiring 03/15/12	UBS Securities	MXN	2,727	204,000	194,225	9,775
Expiring 03/15/12	UBS Securities	MXN	2,718	204,000	193,615	10,385
Expiring 03/15/12	UBS Securities	MXN	2,691	202,000	191,659	10,341
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	10,179	362,000	336,279	25,721
Expiring 01/11/12	Citigroup Global Markets	TWD	13,470	461,000	444,997	16,003
New Zealand Dollar,
Expiring 02/02/12	Citigroup Global Markets	NZD	8,457	6,340,086	6,566,525	(226,439)
Expiring 03/21/12	Morgan Stanley	NZD	189	142,630	145,998	(3,368)
Expiring 03/21/12	Morgan Stanley	NZD	87	65,774	67,327	(1,553)
Norwegian Krone,
Expiring 03/14/12	Royal Bank of Scotland	NOK	38	6,290	6,304	(14)
Expiring 05/18/12	Royal Bank of Scotland	NOK	98	17,033	16,287	746
Expiring 06/14/12	Royal Bank of Scotland	NOK	38	6,273	6,286	(13)
Expiring 06/22/12	Royal Bank of Scotland	NOK	105	17,481	17,455	26
Expiring 09/14/12	Royal Bank of Scotland	NOK	1,000	165,697	165,814	(117)
Expiring 09/14/12	Royal Bank of Scotland	NOK	38	6,258	6,269	(11)
Expiring 11/19/12	Royal Bank of Scotland	NOK	98	16,932	16,197	735
Expiring 12/21/12	Royal Bank of Scotland	NOK	1,605	262,469	265,355	(2,886)
Expiring 05/21/13	Royal Bank of Scotland	NOK	98	16,804	16,100	704
Expiring 11/18/13	Royal Bank of Scotland	NOK	98	16,657	16,003	654
Expiring 05/19/14	Royal Bank of Scotland	NOK	98	16,576	15,994	582
Expiring 11/18/14	Royal Bank of Scotland	NOK	1,718	286,168	276,621	9,547
Expiring 04/27/16	Royal Bank of Scotland	NOK	2,551	429,859	404,587	25,272
Philippine Peso,
Expiring 03/15/12	Barclays Capital Group	PHP	88,193	2,063,230	2,003,267	59,963
Expiring 03/15/12	Barclays Capital Group	PHP	75,799	1,773,290	1,721,754	51,536
Expiring 03/15/12	Barclays Capital Group	PHP	8,758	200,000	198,935	1,065
Expiring 03/15/12	Barclays Capital Group	PHP	4,649	105,000	105,609	(609)
Expiring 03/15/12	Barclays Capital Group	PHP	4,349	100,000	98,786	1,214
Expiring 03/15/12	Barclays Capital Group	PHP	3,518	80,000	79,901	99
Expiring 03/15/12	Citigroup Global Markets	PHP	24,322	570,000	552,463	17,537
Expiring 03/15/12	Citigroup Global Markets	PHP	9,022	208,108	204,943	3,165
Expiring 03/15/12	Hong Kong & Shanghai Bank	PHP	3,075	70,000	69,850	150
Expiring 03/15/12	JPMorgan Chase	PHP	13,017	300,000	295,676	4,324
Expiring 03/15/12	JPMorgan Chase	PHP	4,341	100,000	98,604	1,396
Expiring 03/15/12	Morgan Stanley	PHP	4,343	100,000	98,650	1,350
Singapore Dollar,
Expiring 02/10/12	Barclays Capital Group	SGD	128	100,000	98,948	1,052
Expiring 02/10/12	Barclays Capital Group	SGD	81	62,000	62,488	(488)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar (continued)
Expiring 02/10/12	Barclays Capital Group	SGD	72	$55,000	$55,200	$(200)
Expiring 02/10/12	Citigroup Global Markets	SGD	263	205,554	202,464	3,090
Expiring 02/10/12	Deutsche Bank	SGD	72	55,000	55,193	(193)
Expiring 02/10/12	Hong Kong & Shanghai Bank	SGD	523	400,000	403,180	(3,180)
South African Rand,
Expiring 01/26/12	Hong Kong & Shanghai Bank	ZAR	3,529	446,820	435,029	11,791
South Korean Won,
Expiring 02/27/12	Barclays Capital Group	KRW	116,675	100,000	100,866	(866)
Expiring 02/27/12	Barclays Capital Group	KRW	116,500	100,000	100,715	(715)
Expiring 02/27/12	Barclays Capital Group	KRW	114,200	100,000	98,727	1,273
Expiring 02/27/12	Barclays Capital Group	KRW	113,500	100,000	98,122	1,878
Expiring 02/27/12	Barclays Capital Group	KRW	112,370	100,000	97,145	2,855
Expiring 02/27/12	Barclays Capital Group	KRW	29,075	25,000	25,136	(136)
Expiring 02/27/12	Deutsche Bank	KRW	1,084,666	947,307	937,702	9,605
Expiring 02/27/12	Deutsche Bank	KRW	29,070	25,000	25,131	(131)
Expiring 02/27/12	Goldman Sachs & Co.	KRW	108,392	93,000	93,705	(705)
Expiring 02/27/12	Hong Kong & Shanghai Bank	KRW	115,100	100,000	99,505	495
Expiring 02/27/12	JPMorgan Chase	KRW	359,160	313,403	310,496	2,907
Expiring 02/27/12	Morgan Stanley	KRW	881,243	787,000	761,841	25,159
Expiring 02/27/12	Morgan Stanley	KRW	448,316	399,000	387,573	11,427
Expiring 02/27/12	Morgan Stanley	KRW	441,536	393,000	381,711	11,289
Expiring 02/27/12	Morgan Stanley	KRW	426,938	375,000	369,091	5,909
Expiring 02/27/12	Morgan Stanley	KRW	199,500	175,000	172,469	2,531
Expiring 02/27/12	Morgan Stanley	KRW	113,850	100,000	98,424	1,576
Expiring 02/27/12	UBS Securities	KRW	1,656,654	1,470,490	1,432,189	38,301
Expiring 02/27/12	UBS Securities	KRW	786,245	689,568	679,715	9,853
Expiring 07/12/12	Deutsche Bank	KRW	1,279,217	1,116,927	1,099,999	16,928
Swiss Franc,
Expiring 03/21/12	Morgan Stanley	CHF	32,473	35,090,721	34,632,852	457,869
Expiring 03/21/12	Morgan Stanley	CHF	19,218	20,767,471	20,496,494	270,977

				$573,339,120	$568,032,775	$5,306,345

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$3,200	06/15/21	3.500%	3 month LIBOR(2)	$(433,185)	$56,010	$(489,195)	HSBC Bank USA
	1,500	12/21/21	3.250%	3 month LIBOR(2)	(168,077)	(33,784)	(134,293)	HSBC Bank USA
	400	12/21/41	4.000%	3 month LIBOR(2)	(118,671)	(82,607)	(36,064)	Deutsche Bank AG
BRL	5,900	01/02/12	18.000%	Brazilian overnight interbank lending rate(1)	(2,754)	—	(2,754)	Barclays Bank PLC
BRL	3,000	01/02/12	11.245%	Brazilian overnight interbank lending rate(1)	(3,023)	30	(3,053)	Royal Bank of Scotland Group PLC
BRL	2,300	01/02/12	11.360%	Brazilian overnight interbank lending rate(1)	22,720	(935)	23,655	HSBC Bank USA
BRL	52,400	01/02/13	12.470%	Brazilian overnight interbank lending rate(1)	656,485	(1,099)	657,584	HSBC Bank USA
BRL	29,800	01/02/13	11.830%	Brazilian overnight interbank lending rate(1)	251,825	64,635	187,190	UBS AG
BRL	1,500	01/02/13	11.890%	Brazilian overnight interbank lending rate(1)	25,214	322	24,892	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	1,200	01/02/13	12.290%	Brazilian overnight interbank lending rate(1)	$26,470	$1,225	$25,245	Barclays Bank PLC
BRL	1,000	01/02/13	11.890%	Brazilian overnight interbank lending rate(1)	16,810	469	16,341	HSBC Bank USA
BRL	57,800	01/02/14	11.940%	Brazilian overnight interbank lending rate(1)	931,879	(53,698)	985,577	HSBC Bank USA
BRL	9,500	01/02/14	10.530%	Brazilian overnight interbank lending rate(1)	4,677	40,944	(36,267)	HSBC Bank USA
BRL	6,900	01/02/14	10.580%	Brazilian overnight interbank lending rate(1)	6,867	27,634	(20,767)	Morgan Stanley
BRL	6,000	01/02/14	10.530%	Brazilian overnight interbank lending rate(1)	2,954	23,953	(20,999)	HSBC Bank USA
BRL	3,600	01/02/14	10.380%	Brazilian overnight interbank lending rate(1)	(1)	10,759	(10,760)	UBS AG
BRL	1,400	01/02/14	9.970%	Brazilian overnight interbank lending rate(1)	(4,666)	—	(4,666)	Barclays Bank PLC
EUR	700	10/15/16	1.850%	France Consumer Price ex-Tobacco Index(1)	(16,442)	(7,197)	(9,245)	BNP Paribas Bank
EUR	600	10/15/16	1.850%	France Consumer Price ex-Tobacco Index(1)	(14,093)	(6,116)	(7,977)	Barclays Bank PLC
JPY	180,000	06/16/35	2.150%	6 month LIBOR(1)	210,582	(6,448)	217,030	Bank of America
JPY	130,000	06/16/35	2.150%	6 month LIBOR(1)	152,087	(4,857)	156,944	UBS AG
JPY	1,700,000	12/21/21	1.500%	3 month LIBOR(1)	1,071,850	262,263	809,587	Royal Bank of Scotland Group PLC
MXN	8,300	01/28/15	7.340%	28 day Mexican interbank rate(1)	34,319	(2)	34,321	Barclays Bank PLC
MXN	3,700	01/28/15	7.330%	28 day Mexican interbank rate(1)	15,221	(157)	15,378	HSBC Bank USA
MXN	19,800	12/08/15	6.590%	28 day Mexican interbank rate(1)	51,296	(18,207)	69,503	Morgan Stanley
MXN	12,900	12/08/15	6.590%	28 day Mexican interbank rate(1)	33,420	3,590	29,830	HSBC Bank USA
MXN	87,200	06/08/16	6.750%	28 day Mexican interbank rate(1)	252,227	60,601	191,626	Morgan Stanley
MXN	19,200	06/08/16	5.800%	28 day Mexican interbank rate(1)	3,105	1,772	1,333	HSBC Bank USA
MXN	6,800	06/08/16	6.750%	28 day Mexican interbank rate(1)	19,669	2,654	17,015	Barclays Bank PLC
MXN	6,100	06/08/16	6.750%	28 day Mexican interbank rate(1)	17,644	3,035	14,609	HSBC Bank USA
MXN	43,100	09/06/16	5.600%	28 day Mexican interbank rate(1)	(23,701)	44,250	(67,951)	Barclays Bank PLC
MXN	27,218	09/13/16	5.600%	28 day Mexican interbank rate(1)	(14,972)	2,543	(17,515)	HSBC Bank USA
MXN	6,600	07/27/20	6.960%	28 day Mexican interbank rate(1)	11,813	(27,068)	38,881	HSBC Bank USA
MXN	4,700	07/27/20	6.960%	28 day Mexican interbank rate(1)	8,413	(9,004)	17,417	Barclays Bank PLC
MXN	20,200	06/02/21	7.500%	28 day Mexican interbank rate(1)	81,574	7,126	74,448	HSBC Bank USA
MXN	8,200	06/02/21	6.650%	28 day Mexican interbank rate(1)	(2,988)	3,951	(6,939)	Morgan Stanley
MXN	7,600	06/02/21	7.500%	28 day Mexican interbank rate(1)	30,691	4,504	26,187	Morgan Stanley
	Exchange-traded swap agreements:
	$1,700	06/15/16	2.500%	3 month LIBOR(1)	(106,404)	(104,015)	(2,389)	—
	8,900	12/21/16	2.250%	3 month LIBOR(1)	456,709	378,250	78,459	—
	23,100	06/15/21	3.500%	3 month LIBOR(1)	(3,181,075)	(2,519,194)	(661,881)	—
	8,700	06/15/21	3.500%	3 month LIBOR(1)	(1,198,064)	(1,316,033)	117,969	—
	8,800	12/21/21	3.500%	3 month LIBOR(1)	(1,012,637)	(716,816)	(295,821)	—
	300	12/21/41	4.000%	3 month LIBOR(1)	(91,797)	(62,250)	(29,547)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Exchange-traded swap agreements:
GBP	10,700	09/21/13	1.203%	6 month LIBOR(1)	$(342,828)	$(337,377)	$(5,451)	—

					$(2,338,857)	$(4,306,344)	$1,967,487

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX EM14 Index	12/20/15	5.000%	$2,100	$168,006	$223,331	$(55,325)	Citigroup, Inc.
Dow Jones CDX EM14 Index	12/20/15	5.000%	500	40,001	54,288	(14,287)	Morgan Stanley
Dow Jones CDX EM14 Index	12/20/15	5.000%	200	16,001	23,080	(7,079)	Deutsche Bank AG
Dow Jones CDX EM15 Index	06/20/16	5.000%	200	17,037	22,963	(5,926)	Barclays Bank PLC
Dow Jones CDX EM16 Index	12/20/16	5.000%	4,000	348,781	411,512	(62,731)	Citigroup, Inc.
Dow Jones CDX MCDX 15 10Y	12/20/20	1.000%	600	(42,759)	(30,224)	(12,535)	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	1,300	(38,676)	(44,578)	5,902	Bank of America
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	800	(23,801)	(18,038)	(5,763)	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	700	(20,826)	(15,618)	(5,208)	Goldman Sachs & Co.
Dow Jones CDX MCDX 16 5Y	06/20/16	1.000%	1,500	(54,549)	(27,857)	(26,692)	Goldman Sachs &Co.

				$409,215	$598,859	$(189,644)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on Corporate and/or sovereign issues—Sell Protection(1):
Abu Dhabi Government	03/20/16	1.000%	$400	1.250%	$(1,863)	$(318)	$(1,545)	UBS AG
Abu Dhabi Government	03/20/16	1.000%	100	1.250%	(469)	(641)	172	Deutsche Bank AG
Abu Dhabi Government	03/20/16	1.000%	100	1.250%	(469)	(677)	208	Morgan Stanley
Ally Financial, Inc.	12/20/12	5.000%	300	3.097%	174	2,004	(1,830)	Bank of America
American Movil	03/20/12	1.000%	800	0.543%	1,285	(260)	1,545	Deutsche Bank AG
Arab Republic of Egypt	06/20/16	1.000%	100	5.624%	(20,143)	(8,173)	(11,970)	Deutsche Bank AG
Australian Government	06/20/15	1.000%	100	0.591%	1,294	1,306	(12)	UBS AG
Australian Government	03/20/16	1.000%	1,700	0.660%	23,395	29,623	(6,228)	Deutsche Bank AG
Australian Government	03/20/16	1.000%	800	0.660%	11,007	14,268	(3,261)	Royal Bank of Scotland Group PLC
Australian Government	03/20/16	1.000%	600	0.660%	8,257	10,816	(2,559)	Royal Bank of Scotland Group PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount # (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Australian Government	03/20/16	1.000%	$500	0.660%	$6,881	$9,180	$ (2,299)	Royal Bank of Scotland Group PLC
Australian Government	06/20/16	1.000%	200	0.699%	2,336	4,181	(1,845)	Morgan Stanley
Australian Government	06/20/16	1.000%	100	0.699%	1,168	2,112	(944)	Goldman Sachs & Co.
Australian Government	09/20/16	1.000%	1,800	0.733%	20,982	25,173	(4,191)	Deutsche Bank AG
Australian Government	09/20/16	1.000%	900	0.733%	10,491	12,155	(1,664)	UBS AG
Australian Government	09/20/16	1.000%	200	0.733%	2,331	2,659	(328)	Royal Bank of Scotland Group PLC
Australian Government	09/20/16	1.000%	200	0.733%	2,142	3,330	(1,188)	UBS AG
Australian Government	12/20/16	1.000%	200	0.763%	2,127	(856)	2,983	Goldman Sachs & Co.
Australian Government	12/20/16	1.000%	200	0.763%	2,127	(1,043)	3,170	UBS AG
BP Capital Markets America	12/20/15	1.000%	1,200	0.967%	3,475	(21,298)	24,773	Morgan Stanley
BP Capital Markets America	12/20/15	1.000%	200	0.967%	579	(2,724)	3,303	Barclays Bank PLC
Commonwealth of Pennsylvania	03/20/21	1.400%	700	1.380%	(10,476)	—	(10,476)	Morgan Stanley
Federal Republic of Brazil	03/20/12	1.000%	2,900	0.595%	3,490	2,191	1,299	Royal Bank of Scotland Group PLC
Federal Republic of Brazil	12/20/12	1.000%	400	0.755%	918	357	561	BNP Paribas Bank
Federal Republic of Brazil	12/20/12	1.000%	200	0.755%	459	218	241	Citigroup, Inc.
Federal Republic of Brazil	12/20/12	1.000%	200	0.755%	459	218	241	Goldman Sachs & Co.
Federal Republic of Brazil	09/20/13	1.000%	2,850	0.915%	2,912	14,489	(11,577)	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	500	1.194%	(5,000)	(2,939)	(2,061)	Barclays Bank PLC
Federal Republic of Brazil	06/20/15	1.000%	500	1.194%	(5,000)	(6,498)	1,498	Barclays Bank PLC
Federal Republic of Germany	12/20/16	0.250%	2,000	0.844%	(70,302)	(79,061)	8,759	Morgan Stanley
Federal Republic of Germany	12/20/16	0.250%	1,200	0.844%	(42,181)	(50,117)	7,936	Goldman Sachs & Co.
Federal Republic of Germany	12/20/16	0.250%	300	0.844%	(10,545)	(13,599)	3,054	Barclays Bank PLC
Federal Republic of Germany	12/20/16	0.250%	300	0.844%	(10,545)	(11,995)	1,450	Goldman Sachs & Co.
GAZPROM International	12/20/12	1.000%	500	1.013%	(4,347)	(8,043)	3,696	Deutsche Bank AG
GAZPROM International	12/20/12	1.000%	200	1.013%	(1,739)	(3,260)	1,521	UBS AG
General Electric Capital Corp.	12/20/12	1.000%	1,200	0.894%	(5,804)	(2,582)	(3,222)	Bank of America
Japan Gov’t. Series 55	12/20/15	1.000%	800	1.199%	(6,473)	13,555	(20,028)	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%	1,300	1.239%	(13,004)	(5,095)	(7,909)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount # (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on Corporate and/or sovereign issues—Sell Protection(1) (continued)
Japan Gov’t. Series 55	03/20/16	1.000%	$100	1.239%	$(1,000)	$(591)	$(409)	Morgan Stanley
Merrill Lynch & Co.	09/20/12	1.000%	300	2.836%	(8,222)	(6,803)	(1,419)	Barclays Bank PLC
Penerbangan Malaysia	09/20/12	1.000%	400	0.480%	1,099	1,584	(485)	Morgan Stanley
People’s Republic of China	09/20/12	1.000%	300	0.559%	851	1,188	(337)	Barclays Bank PLC
People’s Republic of China	12/20/12	1.000%	100	0.609%	182	(253)	435	Barclays Bank PLC
People’s Republic of China	12/20/15	1.000%	1,300	1.114%	(11,963)	21,858	(33,821)	UBS AG
People’s Republic of China	03/20/16	1.000%	1,900	1.140%	(21,657)	16,594	(38,251)	Citigroup, Inc.
People’s Republic of China	06/20/16	1.000%	1,400	1.208%	(19,350)	14,227	(33,577)	BNP Paribas Bank
People’s Republic of China	06/20/16	1.000%	600	1.208%	(8,310)	5,694	(14,004)	Royal Bank of Scotland Group PLC
People’s Republic of China	09/20/16	1.000%	500	1.269%	(8,877)	—	(8,877)	Deutsche Bank AG
People’s Republic of China	12/20/16	1.000%	1,600	1.322%	(33,319)	(71,744)	38,425	Morgan Stanley
People’s Republic of China	12/20/16	1.000%	600	1.322%	(11,940)	(27,034)	15,094	Deutsche Bank AG
People’s Republic of China	12/20/16	1.000%	200	1.322%	(3,980)	(9,223)	5,243	Citigroup, Inc.
Petrobras Intl. Finance Corp.	09/20/15	1.000%	600	1.535%	(15,341)	(14,970)	(371)	Morgan Stanley
Republic of Indonesia	03/20/16	1.000%	2,600	1.590%	(86,049)	(50,069)	(35,980)	Bank of America
Republic of Indonesia	03/20/16	1.000%	500	1.590%	(16,548)	(10,193)	(6,355)	BNP Paribas Bank
Republic of Indonesia	03/20/16	1.000%	200	1.590%	(6,619)	(3,846)	(2,773)	Citigroup, Inc.
Republic of Indonesia	03/20/16	1.000%	200	1.590%	(6,619)	(3,841)	(2,778)	Morgan Stanley
Republic of Indonesia	06/20/21	1.000%	100	2.254%	(11,293)	(6,249)	(5,044)	UBS AG
Republic of Korea	12/20/12	1.000%	600	0.690%	608	(2,442)	3,050	Deutsche Bank AG
Republic of Korea	12/20/12	1.000%	500	0.690%	507	(2,237)	2,744	Deutsche Bank AG
Republic of Peru	06/20/16	1.000%	700	1.565%	(17,276)	(16,290)	(986)	HSBC Bank USA
Republic of Philippines	09/20/15	1.000%	2,700	1.396%	(49,577)	(48,150)	(1,427)	Deutsche Bank AG
Republic of Philippines	09/20/15	1.000%	2,500	1.396%	(45,904)	(59,814)	13,910	HSBC Bank USA
Republic of Philippines	09/20/15	1.000%	1,300	1.396%	(23,870)	(18,476)	(5,394)	HSBC Bank USA
Republic of Philippines	09/20/15	1.000%	800	1.396%	(14,689)	(14,267)	(422)	Deutsche Bank AG
Republic of Philippines	12/20/15	1.000%	530	1.462%	(11,633)	(7,868)	(3,765)	HSBC Bank USA
Republic of Turkey	06/20/21	1.000%	100	3.053%	(16,721)	(8,972)	(7,749)	Deutsche Bank AG
Russian Agricultural Bank	09/20/12	1.000%	3,000	1.670%	(21,693)	(18,788)	(2,905)	Goldman Sachs & Co.
Russian Federation	12/20/12	1.000%	600	1.005%	(2,730)	(5,983)	3,253	Citigroup, Inc.
Russian Federation	12/20/12	1.000%	500	1.005%	(2,275)	(4,458)	2,183	HSBC Bank USA
Russian Federation	12/20/12	1.000%	300	1.005%	(1,365)	(2,511)	1,146	Morgan Stanley
State of California	06/20/16	1.350%	700	1.642%	(26,294)	—	(26,294)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount # (000)(4)		Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on Corporate and/or sovereign issues—Sell Protection(1) (continued)
State of California	12/20/20	2.930%		$1,200	2.042%	$17,942	$—	$17,942	Bank of America
State of California	12/20/20	2.950%		500	2.042%	6,434	—	6,434	Citigroup, Inc.
State of California	03/20/21	2.150%		500	2.055%	(17,020)	—	(17,020)	Morgan Stanley
State of California	06/20/21	2.150%		500	2.075%	(17,500)	—	(17,500)	Morgan Stanley
State of Connecticut	03/20/21	1.630%		400	1.500%	(1,740)	—	(1,740)	Morgan Stanley
State of Illinois	03/20/21	2.870%		500	2.275%	(353)	—	(353)	Morgan Stanley
State of Illinois	03/20/21	2.780%		500	2.275%	(2,464)	—	(2,464)	Morgan Stanley
State of New York	03/20/21	1.850%		700	1.390%	11,752	—	11,752	Bank of America
State of Qatar	03/20/16	1.000%		500	1.230%	(2,586)	—	(2,586)	Merrill Lynch & Co.
State of Qatar	03/20/16	1.000%		100	1.230%	(520)	(717)	197	Deutsche Bank AG
U.S. Treasury Note	06/20/16	0.250%	EUR	1,500	0.426%	(17,561)	(22,489)	4,928	Royal Bank of Scotland Group PLC
U.S. Treasury Note	06/20/16	0.250%	EUR	800	0.426%	(9,366)	(11,275)	1,909	Royal Bank of Scotland Group PLC
U.S. Treasury Note	06/20/16	0.250%	EUR	700	0.426%	(8,195)	(10,272)	2,077	UBS AG
United Kingdom Treasury	06/20/15	1.000%		1,600	0.501%	16,726	5,041	11,685	Morgan Stanley
United Kingdom Treasury	06/20/15	1.000%		700	0.501%	7,318	2,206	5,112	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		400	0.501%	4,169	2,314	1,855	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		300	0.501%	3,136	1,829	1,307	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		100	0.501%	1,045	514	531	Citigroup, Inc.
United Kingdom Treasury	06/20/15	1.000%		100	0.501%	1,045	540	505	Citigroup, Inc.
United Kingdom Treasury	12/20/15	1.000%		1,400	0.586%	11,749	23,362	(11,613)	Deutsche Bank AG
United Kingdom Treasury	06/20/16	1.000%		300	0.675%	1,761	3,396	(1,635)	Citigroup, Inc.
United Kingdom Treasury	06/20/16	1.000%		100	0.675%	587	1,132	(545)	Citigroup, Inc.
United Kingdom Treasury	09/20/16	1.000%		3,300	0.723%	14,454	23,721	(9,267)	Morgan Stanley
United Mexican States	12/20/12	1.000%		600	0.575%	2,733	1,008	1,725	Citigroup, Inc.
United Mexican States	12/20/12	1.000%		200	0.575%	911	395	516	Goldman Sachs & Co.
United Mexican States	12/20/15	1.000%		6,000	1.225%	(70,103)	(49,758)	(20,345)	Bank of America
United Mexican States	03/20/16	1.000%		200	1.255%	(2,885)	(1,110)	(1,775)	HSBC Bank USA
United Mexican States	03/20/21	1.000%		800	1.695%	(49,066)	(33,607)	(15,459)	HSBC Bank USA
URBI Desarrollos Urbanos	03/20/16	5.000%		300	N/A	(7,152)	(10,176)	3,024	Deutsche Bank AG

						$(706,687)	$(499,217)	$(207,470)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/ Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Bank of America	06/20/18	$700	1.000%	$106,761	$103,133	$3,628	Deutsche Bank AG
Dow Jones CDX NA HY 16 5Y	12/20/16	9,531	5.000%	652,943	860,365	(207,422)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY 16 5Y	12/20/16	2,597	5.000%	177,923	234,444	(56,521)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY 16 5Y	12/20/16	980	5.000%	67,141	88,469	(21,328)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY 17 5Y	12/20/16	1,960	5.000%	134,281	230,443	(96,162)	Bank of America
Dow Jones CDX NA HY 17 5Y	12/20/16	490	5.000%	33,436	38,713	(5,277)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY 17 5Y	12/20/16	392	5.000%	26,856	35,432	(8,576)	Royal Bank of Scotland Group PLC
Embarq Corp.	06/20/16	1,200	1.000%	56,099	(14,475)	70,574	Deutsche Bank AG
Hanson Ltd.	03/20/13	600	1.000%	1,909	(328)	2,237	Goldman Sachs & Co.
Host Hotels & Resorts	12/20/15	675	1.000%	43,308	30,494	12,814	Bank of America
Intl. Lease Finance Corp.	06/20/13	700	5.000%	14,705	(18,989)	33,694	Goldman Sachs &Co.
J.C. Penney Corp.	06/20/17	1,100	1.000%	100,939	51,020	49,919	Deutsche Bank AG

				$1,416,301	$1,638,721	$(222,420)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credits preads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on Corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Total return swap agreements outstanding at December 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	03/30/12	$23,977	Pay fixed payments on the NDDUEAFE Index and receive variable payments based on the 1 Month LIBOR + 20bps.	$328,389	$—	$328,389
Credit Suisse First Boston	03/30/12	15,000	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill + 20bps.	(55,406)	—	(55,406)

				$272,983	$—	$272,983

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$4,374,326,970	$—	$—
Common Stocks	576,575,997	—	15
Exchange Traded Funds	173,298,503	—	—
Preferred Stocks	7,285,171	63	647,108
Rights	—	3	—
Unaffiliated Mutual Funds	119,757,652	—	—
Warrants	967,553	—	158,417
Asset-Backed Securities	—	23,832,406	882,198
Bank Loans	—	3,200,802	597,279
Commercial Mortgage-Backed Securities	—	14,320,608	—
Convertible Bonds	—	91,963,567	761,529
Commercial Paper	—	1,299,733	—
Corporate Bonds	—	264,673,414	2,304,597
Foreign Government Bonds	—	218,144,826	—
Municipal Bonds	—	6,155,742	—
Residential Mortgage-Backed Securities	—	43,493,345	—
U.S. Government Agency Obligations	—	5,716,359	—
U.S. Government Mortgage-Backed Obligations	—	63,151,781	—
U.S. Treasury Obligations	—	293,758,752	—
Repurchase Agreements	—	22,400,000	—
Options Purchased	2,588	1,249,085	—
Options Written	(1,737,624)	(233,079)	(22,396)
Short Sales – Common Stocks	(285,633,350)	—	(1,584)
Short Sales – Exchange Traded Funds	(11,550,328)	—	—
Short Sales – U.S. Government Mortgage-Backed Obligations	—	(7,468,594)	—
Other Financial Instruments*
Futures	(5,841,455)	—	—
Foreign Forward Currency Contracts	—	1,829,570	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Level 1	Level 2	Level 3
Interest Rate Swaps	$(798,661)	$2,766,148	$—
Credit Default Swaps	—	(622,558)	3,024
Total Return Swaps	—	272,983	—

Total	$4,946,653,016	$1,049,904,956	$5,330,187

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Mutual Funds	56.9%
Affiliated Money Market Mutual Fund (2.2% represents investments purchased with collateral from securities on loan)	16.3
U.S. Treasury Obligations	4.9
Foreign Government Bonds	3.6
Exchange Traded Funds	2.9
Oil, Gas & Consumable Fuels	2.7
Unaffiliated Mutual Funds	2.0
Electric Utilities	1.3
U.S. Government Mortgage-Backed Obligations	1.1
Financial – Bank & Trust	1.0
Diversified Financial Services	0.8
Commercial Banks	0.8
Residential Mortgage-Backed Securities	0.7
Transportation Infrastructure	0.6
Metals & Mining	0.6
Road & Rail	0.6
Independent Power Producers & Energy Traders	0.5
Real Estate Investment Trusts	0.5
Insurance	0.5
Asset-Backed Securities	0.4
Repurchase Agreements	0.4
Semiconductors & Semiconductor Equipment	0.3
Wireless Telecommunication Services	0.3
Multi-Utilities	0.3
Internet Software & Services	0.3
Media	0.3
Financial Services	0.3
Commercial Services & Supplies	0.2
Commercial Mortgage-Backed Securities	0.2
Telecommunications	0.2
Gas Utilities	0.2

Holding Companies – Diversified	0.2%
Household Durables	0.2
Chemicals	0.2
Pharmaceuticals	0.2
Construction & Engineering	0.2
Internet & Catalog Retail	0.2
Specialty Retail	0.2
Trading Companies & Distributors	0.2
Machinery	0.1
Energy Equipment & Services	0.1
Healthcare Providers & Services	0.1
Food Products	0.1
Software	0.1
Retail & Merchandising	0.1
Healthcare Equipment & Supplies	0.1
Biotechnology	0.1
Municipal Bonds	0.1
U.S. Government Agency Obligations	0.1
Diversified Telecommunication Services	0.1
Electronic Equipment, Instruments & Components	0.1
Hotels, Restaurants & Leisure	0.1
Savings & Loan	0.1
Containers & Packaging	0.1
Communications Equipment	0.1
Beverages	0.1
Auto Parts & Equipment	0.1
Building & Construction	0.1
Air Freight & Logistics	0.1
Transportation	0.1
Aerospace & Defense	0.1
IT Services	0.1

105.6
Securities Sold Short and Options Written	(5.1)
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest rate contracts	Due from broker — variation margin	$4,371,084	*	Due from broker-variation margin	$1,101,683	*
Interest rate contracts	Unrealized appreciation on swap agreements	3,831,021		Unrealized depreciation on swap agreements	1,863,534
Interest rate contracts	Premiums paid for swap agreements	1,000,520		Premiums received for swap agreements	5,306,864
Interest rate contracts	Unaffiliated investments	73,213		Written options outstanding, at value	326,454
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	8,466,228		Unrealized depreciation on foreign currency forward contracts	6,636,658
Credit contracts	Unrealized appreciation on swap agreements	402,160		Unrealized depreciation on swap agreements	1,021,694
Credit contracts	Premiums paid for swap agreements	2,682,125		Premiums received for swap agreements	943,762
Equity contracts	Unrealized appreciation on swap agreements	328,389		Unrealized depreciation on swap agreements	55,406
Equity contracts	Unaffiliated investments	2,304,433		Written options outstanding, at value	1,666,645
Equity contracts	Due from broker — variation margin	3,229,944	*	Due from broker — variation margin	1,463,148	*
Commodity contracts	Due from broker — variation margin	2,540,331	*	Due from broker — variation margin	13,417,983	*

Total		$29,229,448			$33,803,831

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$119,038	$(563,328)	$1,442,005	$(6,843,187)	$—	$(5,845,472)
Foreign exchange contracts	—	—	(1,406)	—	486,972	—	2,424,518	2,910,084
Credit contracts	—	—	—	—	154,820	(799,044)	—	(644,224)
Equity contracts	(16,720)	(319,908)	(4,172,172)	4,420,825	4,997,509	(8,523,614)	—	(3,614,080)
Commodity contracts	—	—	—	4,300,231	—	—	—	4,300,231

Total	$(16,720)	$(319,908)	$(4,054,540)	$8,157,728	$7,081,306	$(16,165,845)	$2,424,518	$(2,893,461)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(112,536)	$6,988,698	$1,103,727	$1,568,277	$—	$9,548,166
Foreign exchange contracts	—	—	(24,368)	—	(26,324)	—	3,773,237	3,722,545
Credit contracts	—	—	—	—	(116,599)	(809,233)	—	(925,832)
Equity contracts	2,642	(442,154)	(981,961)	845,441	565,089	(195,356)	—	(206,299)
Commodity contracts	—	—	—	(24,344,085)	—	—	—	(24,344,085)

Total	$2,642	$(442,154)	$(1,118,865)	$(16,509,946)	$1,525,893	$563,688	$3,773,237	$(12,205,505)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)
$1,369,638	$2,555,900	$948,174,115	$764,101,438	$425,317,140	$608,457,610	$232,842,071	$16,716,900	$101,690,302	$50,446,028

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $125,887,967:
Affiliated investments (cost $4,391,129,948)	$4,374,326,970
Unaffiliated investments (cost $1,928,784,468)	1,936,599,093
Cash	450,833
Foreign currency, at value (cost $5,817,511)	5,819,759
Deposit with broker	211,997,023
Receivable for investments sold	48,412,347
Dividends and interest receivable	11,318,094
Unrealized appreciation on foreign currency forward contracts	8,466,228
Receivable for fund share sold	8,314,917
Due from broker-variation margin	7,692,156
Unrealized appreciation on swap agreements	4,561,570
Premiums paid for swap agreements	3,682,645
Tax reclaim receivable	164,702
Prepaid expenses	19,172

Total Assets	6,621,825,509

LIABILITIES:
Securities sold short, at value (proceeds received $297,219,579)	304,653,856
Payable for investments purchased.	185,068,176
Payable to broker for collateral for securities on loan	129,585,035
Due to broker	8,483,000
Unrealized depreciation on foreign currency forward contracts	6,636,658
Premiums received for swap agreements	6,250,626
Unrealized depreciation on swap agreements	2,940,634
Written options outstanding, at value (premiums received $3,402,324)	1,993,099
Advisory fees payable	1,679,118
Accrued expenses and other liabilities	593,351
Dividends payable on securities sold short	483,255
Shareholder servicing fees payable.	18,862
Foreign withholding taxes payable.	2,940
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	69

Total Liabilities	648,389,187

NET ASSETS	$5,973,436,322

Net assets were comprised of:
Paid-in capital	$6,282,722,059
Retained earnings	(309,285,737)

Net assets, December 31, 2011	$5,973,436,322

Net asset value and redemption price per share, $5,973,436,322 / 581,497,073 outstanding shares of beneficial interest.	$10.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$59,840,527
Unaffiliated interest income	35,634,659
Unaffiliated dividend income (net of $560,261 foreign withholding tax)	25,282,311
Affiliated income from securities lending, net	1,072,037

121,829,534

EXPENSES
Advisory fees.	48,883,222
Dividend on securities sold short	3,359,493
Shareholder servicing fees and expenses	2,821,217
Custodian and accounting fees	1,682,000
Broker fees and expenses on short sales	662,870
Trustees’ fees	78,000
Audit fees	66,000
Insurance expenses	26,000
Legal fees and expenses	25,000
Commitment fee on syndicated credit agreement	22,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Loan interest expense (Note 7)	6,708
Miscellaneous	33,272

Total expenses.	57,685,782
Less: advisory fee waivers and/or expense reimbursement	(4,810,228)
Less: shareholder servicing fee waiver	(779,803)

Net expenses	52,095,751

NET INVESTMENT INCOME	69,733,783

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $340,924,090)	399,220,168
Net capital gain distribution received (including affiliated $17,126,683)	17,126,683
Futures transactions	8,157,728
Options written transactions	7,081,306
Short sales transactions.	1,153,912
Swap agreements transactions	(16,165,845)
Foreign currency transactions	4,334,171

420,908,123

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated $(723,968,677))	(813,443,463)
Futures	(16,509,946)
Options written.	1,525,893
Short sales.	17,210,344
Swap agreements	563,688
Foreign currencies	3,710,671

(806,942,813)

NET LOSS ON INVESTMENTS	(386,034,690)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(316,300,907)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$69,733,783	$41,477,627
Net realized gain on investment and foreign currency transactions	420,908,123	66,302,795
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(806,942,813)	529,011,376

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(316,300,907)	636,791,798

DISTRIBUTIONS	(41,478,873)	(47,765,310)

FUND SHARE TRANSACTIONS:
Fund share sold [261,195,976 and 208,868,358 shares, respectively]	2,733,882,368	2,058,921,211
Fund share issued in reinvestment of distributions [3,854,914 and 5,097,685 shares, respectively]	41,478,873	47,765,310
Fund share repurchased [313,775,215 and 76,294,483 shares, respectively]	(3,133,673,007)	(718,178,147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(358,311,766)	1,388,508,374

TOTAL INCREASE (DECREASE) IN NET ASSETS	(716,091,546)	1,977,534,862
NET ASSETS:
Beginning of year	6,689,527,868	4,711,993,006

End of year	$5,973,436,322	$6,689,527,868

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.7%
AFFILIATED MUTUAL FUNDS — 2.1%	Shares	Value (Note 2)

AST Federated Aggressive Growth Portfolio	2,191,631	$17,576,880
AST Goldman Sachs Small-Cap Value Portfolio	1,101,916	11,603,174
AST Small-Cap Growth Portfolio*	1,291,903	26,096,441
AST Small-Cap Value Portfolio	2,086,133	26,473,031

TOTAL AFFILIATED MUTUAL FUNDS (cost $79,538,018)(w)		81,749,526

COMMON STOCKS — 46.1%
Aerospace & Defense — 0.8%
BAE Systems PLC (United Kingdom)	443,300	1,962,741
Boeing Co. (The)	48,800	3,579,480
Elbit Systems Ltd. (Israel)	24,600	1,010,207
Finmeccanica SpA (Italy)	160,800	594,792
Honeywell International, Inc.	95,700	5,201,295
Lockheed Martin Corp.(a)	36,100	2,920,490
Raytheon Co.	104,400	5,050,872
Rolls-Royce Holdings PLC (United Kingdom) (Class C Stock)*	45,934,680	71,336
Rolls-Royce Holdings PLC (United Kingdom)*	744,307	8,628,792

		29,020,005

Agriculture — 0.3%
British American Tobacco PLC (United Kingdom)	191,231	9,074,207
Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	1,214,000	1,563
Hokuto Corp. (Japan)	35,500	775,770

		9,851,540

Airlines — 0.3%
Air New Zealand Ltd. (New Zealand)	362,700	254,092
Cathay Pacific Airways Ltd. (Hong Kong)	769,000	1,318,863
Qantas Airways Ltd. (Australia)*	451,400	674,069
Southwest Airlines Co.	895,500	7,665,480

		9,912,504

Apparel — 0.5%
Burberry Group PLC (United Kingdom)	232,352	4,275,952
Coach, Inc.	176,176	10,753,783
Deckers Outdoor Corp.*	28,476	2,151,931
Yue Yuen Industrial Holdings Ltd. (Bermuda)	451,500	1,427,179

		18,608,845

Auto/Trucks Parts & Equipment — 0.2%
Cie Generale des Etablissements Michelin (France) (Class B Stock)	80,513	4,759,505
Keihin Corp. (Japan)	52,500	870,339
Valeo SA (France)	42,500	1,689,219
Yokohama Rubber Co. Ltd. (The) (Japan)	164,000	920,462

		8,239,525

Automobile Manufacturers — 0.5%
Bayerische Motoren Werke AG (Germany)	102,305	6,853,435
Daimler AG (Germany)	32,900	1,444,338
General Motors Co.*(a)	307,000	6,222,890
Nissan Motor Co. Ltd. (Japan)	108,600	976,370
Nissan Shatai Co. Ltd. (Japan)	85,000	826,036
Renault SA (France)	23,800	825,523

COMMON STOCKS (continued)	Shares	Value (Note 2)

Automobile Manufacturers (continued)
Volkswagen AG (Germany)	22,200	$2,978,101

		20,126,693

Automotive Parts — 0.1%
AutoZone, Inc.*	14,195	4,612,949

Banks — 0.7%
Banco Espanol de Credito SA (Spain)	136,800	659,522
Bank of America Corp.	1,074,000	5,971,440
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	6,317,500	4,702,854
Barclays PLC (United Kingdom)	535,500	1,464,076
Bendigo and Adelaide Bank Ltd. (Australia) .	135,100	1,109,586
BNP Paribas SA (France)	268,770	10,557,392
Dexia SA (Belgium)*	15,923	6,121
Fukuoka Financial Group, Inc. (Japan)	139,000	583,305
Nishi-Nippon City Bank Ltd. (The) (Japan)	371,000	1,065,233
Societe Generale SA (France)	28,100	625,717

		26,745,246

Beverages — 0.2%
Beam, Inc.	53,600	2,745,928
PepsiCo, Inc.	73,200	4,856,820

		7,602,748

Biotechnology — 0.6%
Amgen, Inc.	100,500	6,453,105
Biogen Idec, Inc.*	144,569	15,909,818

		22,362,923

Building Materials — 0.3%
Berkeley Group Holdings PLC (United Kingdom)*	189,643	3,757,990
Cie de Saint-Gobain (France)	100,364	3,853,359
Ciments Francais SA (France)	7,500	580,470
Hong Leong Asia Ltd. (Singapore)	377,000	454,882
Sika AG (Switzerland)*	905	1,705,366

		10,352,067

Capital Markets — 0.1%
Credit Suisse Group AG (Switzerland)*	48,200	1,132,518
Deutsche Bank AG (Germany)	35,100	1,337,175

		2,469,693

Chemicals — 2.6%
Arkema SA (France)	68,425	4,844,170
Asahi Kasei Corp. (Japan)	278,000	1,675,874
BASF SE (Germany)	37,300	2,601,562
Bayer AG (Germany)	188,056	12,023,512
Brenntag AG (Germany)	34,876	3,247,691
Clariant AG (Switzerland)*	63,800	629,645
Dow Chemical Co. (The)	246,441	7,087,643
Koninklijke DSM NV (Netherlands)	35,200	1,633,236
Lanxess AG (Germany)	19,100	988,805
Monsanto Co.	345,133	24,183,469
Nippon Shokubai Co. Ltd. (Japan)	117,000	1,257,100
NOF Corp. (Japan)	67,000	342,094
PPG Industries, Inc.	73,510	6,137,350
Praxair, Inc.	224,276	23,975,104
Sumitomo Bakelite Co. Ltd. (Japan)	2,070	11,591
Syngenta AG (Switzerland)*	24,963	7,308,448
Tessenderlo Chemie NV (Belgium)	8,700	231,279

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Toagosei Co. Ltd. (Japan)	275,000	$1,129,011

		99,307,584

Commercial Banks — 0.6%
Aozora Bank Ltd. (Japan)	578,000	1,591,997
Banco Bilbao Vizcaya Argentaria SA (Spain)	116,100	1,003,751
Banco Santander Chile (Chile), ADR(a)	38,599	2,921,944
Banco Santander SA (Spain)	277,800	2,110,511
Bank Hapoalim BM (Israel)	247,900	807,903
Credit Agricole SA (France)	108,700	613,385
Danske Bank A/S (Denmark)*	17,600	223,551
DnB NOR ASA (Norway)	88,600	867,357
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	6,105,000	3,623,729
Julius Baer Group Ltd. (Switzerland)*	140,563	5,498,014
KBC GROEP NV (Belgium)	36,300	457,174
Swedbank AB (Sweden) (Class A Stock)	96,900	1,255,242

		20,974,558

Commercial Services — 0.7%
Babcock International Group PLC (United Kingdom)	395,324	4,515,480
Emeco Holdings Ltd. (Australia)	1,251,400	1,235,132
Sotheby’s	34,309	978,836
Toppan Forms Co. Ltd. (Japan)	77,600	591,805
Visa, Inc. (Class A Stock)	189,230	19,212,522

		26,533,775

Communication Equipment — 0.3%
QUALCOMM, Inc.	218,785	11,967,539

Computer Services & Software — 2.2%
Accenture PLC (Ireland) (Class A Stock)	271,082	14,429,695
Apple, Inc.*	64,047	25,939,035
Dell, Inc.*	289,500	4,235,385
Hewlett-Packard Co.	103,500	2,666,160
International Business Machines Corp.	56,100	10,315,668
Logica PLC (United Kingdom)	1,019,000	976,399
Microsoft Corp.	524,500	13,616,020
NEC Fielding Ltd. (Japan)	20,600	265,496
SAP AG (Germany)	177,236	9,370,466
Tieto Oyj (Finland)	58,100	827,153

		82,641,477

Computers — 0.1%
Cognizant Technology Solutions Corp. (Class A Stock)*	59,719	3,840,529
Wincor Nixdorf AG (Germany)	24,200	1,081,506

		4,922,035

Consumer Products & Services — 0.8%
Avon Products, Inc.	232,500	4,061,775
Estee Lauder Cos., Inc. (The) (Class A Stock)	134,775	15,137,928
Kimberly-Clark Corp.	53,400	3,928,104
Pacific Brands Ltd. (Australia)	2,607,900	1,467,045
Procter & Gamble Co. (The)	106,300	7,091,273

		31,686,125

Containers & Packaging
Rexam PLC (United Kingdom)	150,900	826,772

COMMON STOCKS (continued)	Shares	Value (Note 2)

Distribution/Wholesale — 0.3%
Jardine Cycle & Carriage Ltd. (Singapore)	116,000	$4,303,550
Marubeni Corp. (Japan)	337,000	2,053,436
Sumitomo Corp. (Japan)	148,000	2,003,586
Toyota Tsusho Corp. (Japan)	64,500	1,140,503

		9,501,075

Diversified Financial Services — 1.1%
Challenger Ltd. (Australia)	269,200	1,137,143
Fuyo General Lease Co. Ltd. (Japan)	25,800	886,927
Hitachi Capital Corp. (Japan)	42,400	587,772
Intermediate Capital Group PLC (United Kingdom)	368,000	1,307,591
ORIX Corp. (Japan)	75,220	6,215,398
Partners Group Holding AG (Switzerland)	28,669	5,002,501
SLM Corp.	298,500	3,999,900
Tullett Prebon PLC (United Kingdom)	161,500	677,180
U.S. Bancorp	794,095	21,480,270

		41,294,682

Diversified Machinery — 0.3%
Cummins, Inc.	120,188	10,578,948
Rheinmetall AG (Germany)	35,200	1,559,661

		12,138,609

Diversified Manufacturing — 1.0%
3M Co.	125,600	10,265,288
Cookson Group PLC (United Kingdom)	188,600	1,490,828
Danaher Corp.	229,645	10,802,501
Eaton Corp.	209,418	9,115,966
Ingersoll-Rand PLC (Ireland)	97,000	2,955,590
Mitsubishi Corp. (Japan)	60,900	1,230,343
Singamas Container Holdings Ltd. (Hong Kong)	6,354,000	1,202,634

		37,063,150

Diversified Operations
Mitsui & Co. Ltd. (Japan)	78,900	1,227,014

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	451,500	13,653,360

Electric — 0.8%
Entergy Corp.	109,900	8,028,195
Exelon Corp.	246,200	10,677,694
NRG Energy, Inc.*	316,500	5,734,980
RWE AG (Germany)	25,300	889,012
SSE PLC (United Kingdom)	336,276	6,742,023

		32,071,904

Electronic Components — 0.2%
Eizo Nanao Corp. (Japan)	13,400	274,546
Enel SpA (Italy)	573,800	2,334,857
TE Connectivity Ltd. (Switzerland)	134,000	4,128,540

		6,737,943

Electronic Equipment & Instruments — 0.2%
Kingboard Chemical Holdings Ltd. (Cayman Islands)	447,500	1,325,226
Thermo Fisher Scientific, Inc.*	112,300	5,050,131

		6,375,357

Electronics
Nippon Electric Glass Co. Ltd. (Japan)	92,000	910,796

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy – Energy Resources
BKW SA (Switzerland)*	9,501	$368,691

Engineering/Construction — 0.2%
AMEC PLC (United Kingdom)	301,967	4,255,731
Bouygues SA (France)	33,700	1,061,835
COMSYS Holdings Corp. (Japan)	93,900	985,724
Kyowa Exeo Corp. (Japan)	153,500	1,445,856
NCC AB (Sweden) (Class B Stock)	67,900	1,193,816

		8,942,962

Entertainment & Leisure — 0.1%
Heiwa Corp. (Japan)	79,000	1,364,051
Madison Square Garden Co. (The) (Class A Stock)*	53,000	1,517,920
Thomas Cook Group PLC (United Kingdom)	432,300	99,025

		2,980,996

Equipment Services
Downer EDI Ltd. (Australia)*	253,800	830,676

Financial – Bank & Trust — 1.4%
Banco Popolare Scarl (Italy)	19,500	25,238
Bank of Ireland (Ireland)*	71,900	7,631
DBS Group Holdings Ltd. (Singapore)	220,000	1,953,972
Fifth Third Bancorp	361,000	4,591,920
KeyCorp	596,500	4,587,085
Mitsubishi UFJ Financial Group, Inc. (Japan)	708,900	3,011,697
Mizuho Financial Group, Inc. (Japan)	1,080,600	1,460,081
Morgan Stanley	558,000	8,442,540
National Australia Bank Ltd. (Australia),
Certificate of Deposit	133,000	3,177,711
Standard Chartered PLC (United Kingdom)	337,305	7,380,773
State Street Corp.	131,100	5,284,641
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	284,000	833,883
Wells Fargo & Co.	429,337	11,832,528
Westpac Banking Corp. (Australia)	53,900	1,102,576

		53,692,276

Financial Services — 1.3%
Alpha Bank A.E. (Greece)*	8,400	5,849
American Express Co.	153,600	7,245,312
Ameriprise Financial, Inc.	70,300	3,489,692
CrediCorp Ltd. (Bermuda)	51,924	5,684,120
Goldman Sachs Group, Inc. (The)	25,300	2,287,879
H&R Block, Inc.	271,500	4,433,595
Irish Life & Permanent Group Holdings PLC (Ireland)*	48,500	1,506
JPMorgan Chase & Co.	429,000	14,264,250
Keiyo Bank Ltd. (The) (Japan)	165,000	816,747
Sumitomo Mitsui Financial Group, Inc. (Japan)	77,200	2,150,407
UBS AG (Switzerland)*	122,000	1,452,103
Western Union Co. (The)	381,500	6,966,190

		48,797,650

Foods — 1.0%
Compass Group PLC (United Kingdom)	856,101	8,123,334
Dairy Crest Group PLC (United Kingdom)	112,800	588,595
Delhaize Group SA (Belgium)	28,600	1,606,656
East Asiatic Co. Ltd. A/S (Denmark)	10,000	206,327

COMMON STOCKS (continued)	Shares	Value (Note 2)

Foods (continued)
Goodman Fielder Ltd. (Australia)	2,072,017	$921,876
J. Sainsbury PLC (United Kingdom)	620,900	2,920,714
Kellogg Co.	101,500	5,132,855
Koninklijke Ahold NV (Netherlands)	193,300	2,603,102
Marston’s PLC (United Kingdom)	226,520	322,761
Megmilk Snow Brand Co. Ltd. (Japan)	73,500	1,410,413
Metro AG (Germany)	33,000	1,204,426
Morinaga Milk Industry Co. Ltd. (Japan)	228,000	882,734
Premier Foods PLC (United Kingdom)*	2,869,410	258,903
Unilever NV (Netherlands), CVA	213,494	7,341,663
WM Morrison Supermarkets PLC (United Kingdom)	527,000	2,669,701

		36,194,060

Gas Distribution — 0.2%
Centrica PLC (United Kingdom)	1,267,969	5,696,724

Healthcare Services — 0.2%
Fresenius Medical Care AG & Co. KGaA (Germany)	103,027	7,000,476

Holding Companies – Diversified
First Pacific Co. Ltd. (Bermuda)	840,000	873,896

Home Furnishings
Electrolux AB (Sweden) (Class B Stock)	80,300	1,279,983
Pace PLC (United Kingdom)	354,800	396,720

		1,676,703

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp.	203,313	20,398,393
Plenus Co. Ltd. (Japan)	29,700	485,418
Wynn Resorts Ltd.	159,328	17,604,151

		38,487,962

Industrial Conglomerates — 0.3%
General Electric Co.	634,000	11,354,940

Insurance — 1.3%
Aegon NV (Netherlands)*	127,900	513,322
Allianz SE (Germany)	22,000	2,104,472
Allstate Corp. (The)	201,500	5,523,115
Aviva PLC (United Kingdom)	329,700	1,540,157
AXA SA (France)	95,300	1,238,968
Baloise Holding AG (Switzerland)	18,400	1,261,535
Fondiaria-SAI SpA (Italy)*	14,900	11,956
Hannover Rueckversicherung AG (Germany)	21,500	1,066,443
Helvetia Holding AG (Switzerland)*	3,200	1,005,004
ING Groep NV (Netherlands), CVA*	161,000	1,158,558
Legal & General Group PLC (United Kingdom)	717,700	1,145,788
Marsh & McLennan Cos., Inc.	328,000	10,371,360
MetLife, Inc.	88,500	2,759,430
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	11,400	1,398,424
Old Mutual PLC (United Kingdom)	592,100	1,245,955
Prudential PLC (United Kingdom)	974,471	9,662,687
RSA Insurance Group PLC (United Kingdom)	425,600	695,321
SCOR SE (France)	50,500	1,180,392
Swiss Life Holding AG (Switzerland)*	12,200	1,122,197
Swiss Re Ltd. (Switzerland)*	40,900	2,084,406

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Zurich Financial Services AG (Switzerland)*	13,800	$3,122,006

		50,211,496

Internet — 1.4%
Baidu, Inc. (Cayman Islands), ADR*	154,604	18,006,728
Google, Inc. (Class A Stock)*	25,742	16,626,758
priceline.com, Inc.*	37,374	17,480,194
Youku.com, Inc. (Cayman Islands), ADR*(a)	156,333	2,449,738

		54,563,418

Investment Companies — 0.2%
Hutchison Port Holdings Trust (Singapore)	9,986,000	6,191,320

Iron/Steel — 0.1%
ArcelorMittal (Luxembourg)	60,600	1,108,235
Nucor Corp.	71,500	2,829,255
OneSteel Ltd. (Australia)	1,311,300	938,837

		4,876,327

Lumber & Wood Products — 0.2%
Weyerhaeuser Co.	400,000	7,468,000

Machinery & Equipment — 0.2%
Atlas Copco AB (Sweden) (Class A Stock)	279,007	6,000,107
Georg Fischer AG (Switzerland)*	3,910	1,336,218

		7,336,325

Media — 1.7%
AMC Networks, Inc. (Class A Stock)*	41,500	1,559,570
British Sky Broadcasting Group PLC (United Kingdom)	708,271	8,057,034
Cablevision Systems Corp. (Class A Stock)	149,000	2,118,780
Comcast Corp. (Class A Stock)	181,500	4,303,365
Comcast Corp. (Special Class A Stock)	2,500	58,900
Liberty Media Corp. - Liberty Capital (Class A Stock)*	28,700	2,240,036
Pearson PLC (United Kingdom)	388,952	7,308,857
Time Warner Cable, Inc.	138,100	8,779,017
Time Warner, Inc.(a)	876,410	31,673,457
Trinity Mirror PLC (United Kingdom)*	126,600	94,372

		66,193,388

Medical Supplies & Equipment — 0.6%
Cie Generale d’Optique Essilor International
SA (France)	80,138	5,657,837
Covidien PLC (Ireland)	145,300	6,539,953
Johnson & Johnson	171,500	11,246,970

		23,444,760

Metals & Mining — 1.4%
Ausdrill Ltd. (Australia)	161,200	494,625
BHP Billiton PLC (United Kingdom)	302,662	8,824,821
BlueScope Steel Ltd. (Australia)	247,500	102,523
Boliden AB (Sweden)	138,400	2,021,084
Glencore International PLC (United Kingdom)	978,924	5,959,408
Johnson Matthey PLC (United Kingdom)	210,252	5,994,886
Mount Gibson Iron Ltd. (Australia)	735,600	842,655
Precision Castparts Corp.	91,246	15,036,428
Rio Tinto Ltd. (Australia)	39,100	2,411,482
Sims Metal Management Ltd. (Australia)	67,700	875,929
ThyssenKrupp AG (Germany)	47,500	1,089,675
United States Steel Corp.(a)	57,500	1,521,450

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Vulcan Materials Co.(a)	157,500	$6,197,625

		51,372,591

Multimedia — 0.1%
Vivendi SA (France)	154,300	3,378,963

Oil & Gas — 3.3%
Baker Hughes, Inc.	151,300	7,359,232
Caltex Australia Ltd. (Australia)	121,500	1,462,658
ENI SpA (Italy)	160,300	3,321,560
EQT Corp.	41,500	2,273,785
Exxon Mobil Corp.	204,100	17,299,516
Halliburton Co	501,032	17,290,614
JX Holdings, Inc. (Japan)	140,900	851,221
Murphy Oil Corp.	153,600	8,561,664
National Oilwell Varco, Inc.	189,326	12,872,275
NiSource, Inc.	42,000	1,000,020
Occidental Petroleum Corp.	196,629	18,424,137
OMV AG (Austria)	66,000	2,002,252
Petroleo Brasileiro SA (Brazil)	647,515	7,984,369
Statoil ASA (Norway)	85,000	2,181,546
Total SA (France)	90,100	4,606,161
Total SA (France), ADR(a)	207,100	10,584,881
Tullow Oil PLC (United Kingdom)	232,987	5,072,801

		123,148,692

Oil, Gas and Consumable Fuels — 1.8%
BG Group PLC (United Kingdom)	271,295	5,799,440
BP PLC (United Kingdom)	724,900	5,184,129
Chevron Corp.	192,050	20,434,120
Newfield Exploration Co.*	102,000	3,848,460
Petrofac Ltd. (United Kingdom)	303,537	6,792,720
Repsol YPF SA (Spain)	96,400	2,961,307
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	252,000	9,603,802
Royal Dutch Shell PLC (United Kingdom), ADR(a)	130,900	9,567,481
Schlumberger Ltd. (Netherlands)	36,900	2,520,639

		66,712,098

Paper & Forest Products — 0.3%
DS Smith PLC (United Kingdom)	212,600	653,727
International Paper Co.(a)	270,500	8,006,800
Mondi PLC (United Kingdom)	285,400	2,016,664

		10,677,191

Pharmaceuticals — 2.6%
Allergan, Inc.	110,405	9,686,935
AstraZeneca PLC (United Kingdom)	111,700	5,160,695
Bristol-Myers Squibb Co.	294,264	10,369,863
GlaxoSmithKline PLC (United Kingdom)	45,500	1,039,776
H. Lundbeck A/S (Denmark)	40,200	755,942
KYORIN Holdings, Inc. (Japan)	52,000	915,422
Mead Johnson Nutrition Co.	257,822	17,720,106
Merck & Co., Inc.	365,000	13,760,500
Merck KGaA (Germany)	10,600	1,056,776
Novartis AG (Switzerland)	63,000	3,601,725
Novo Nordisk A/S (Denmark) (Class B Stock)	66,128	7,599,199
Pfizer, Inc.	729,500	15,786,380
Roche Holding AG (Switzerland)	24,000	4,067,710

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Sanofi (France)	71,100	$5,222,190
Teva Pharmaceutical Industries Ltd. (Israel)	35,500	1,428,943

		98,172,162

Pipelines — 0.3%
Spectra Energy Corp.	352,500	10,839,375

Real Estate — 0.3%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	230,208	6,326,116
CapitaMalls Asia Ltd. (Singapore)	848,000	738,784
Daito Trust Construction Co. Ltd. (Japan)	33,400	2,863,973
St. Joe Co. (The)*(a)	177,500	2,602,150

		12,531,023

Retail — 3.6%
Cie Financiere Richemont SA (Switzerland), ADR	2,398,980	12,042,880
Cocokara Fine, Inc. (Japan)	34,900	903,219
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	95,080	4,809,167
Debenhams PLC (United Kingdom)	1,541,800	1,401,919
Dollar Tree, Inc.*	38,474	3,197,574
Fast Retailing Co. Ltd. (Japan)	37,600	6,839,028
Harvey Norman Holdings Ltd. (Australia)	708,000	1,328,799
Home Retail Group PLC (United Kingdom)	523,700	678,292
Kesa Electricals PLC (United Kingdom)	587,300	613,823
K’s Holdings Corp. (Japan)	31,200	1,236,326
Lowe’s Cos., Inc.	295,500	7,499,790
Lululemon Athletica, Inc.*(a)	24,945	1,163,934
Marks & Spencer Group PLC (United Kingdom)	579,100	2,796,933
Matsumotokiyoshi Holdings Co. Ltd. (Japan).	43,100	872,415
O’Reilly Automotive, Inc.*	117,305	9,378,535
Starbucks Corp.	557,282	25,640,545
TJX Cos., Inc. (The)	447,063	28,857,917
Truworths International Ltd. (South Africa)	363,967	3,329,674
Tsuruha Holdings, Inc. (Japan)	22,300	1,247,259
WH Smith PLC (United Kingdom)	205,300	1,694,573
Yum! Brands, Inc.	319,790	18,870,808

		134,403,410

Retail & Merchandising — 1.1%
Aoyama Trading Co. Ltd. (Japan)	39,600	743,947
Circle K Sunkus Co. Ltd. (Japan)	38,400	636,092
Kohl’s Corp.	108,300	5,344,605
Next PLC (United Kingdom)	82,136	3,491,214
NIKE, Inc. (Class B Stock)	222,931	21,483,860
Shimachu Co. Ltd. (Japan)	56,600	1,297,895
Tiffany & Co.	48,339	3,202,942
Wal-Mart Stores, Inc.	109,200	6,525,792

		42,726,347

Semiconductors — 0.6%
ASM Pacific Technology Ltd. (Cayman Islands)	503,700	5,652,081
ASML Holding NV (Netherlands)	143,903	6,048,340
Samsung Electronics Co. Ltd. (South
Korea)	12,786	11,742,698

		23,443,119

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 0.4%
Check Point Software Technologies Ltd. (Israel)*(a)	192,297	$10,103,284
Dassault Systemes SA (France)	65,760	5,270,843
Micro Focus International PLC (United Kingdom)	270,500	1,622,361

		16,996,488

Specialty Retail — 0.3%
Home Depot, Inc. (The)	241,102	10,135,928
Valora Holding AG (Switzerland)	5,513	1,153,310

		11,289,238

Steel Producers/Products
Voestalpine AG (Austria)	53,900	1,511,697

Telecommunications — 0.9%
BT Group PLC (United Kingdom)	1,138,800	3,376,148
Cable & Wireless Communications PLC (United Kingdom)	2,075,700	1,231,391
Cisco Systems, Inc.	376,500	6,807,120
France Telecom SA (France)	112,100	1,760,608
KDDI Corp. (Japan)	500	3,215,539
Koninklijke KPN NV (Netherlands)	316,200	3,783,432
Nippon Telegraph & Telephone Corp. (Japan)	65,000	3,323,048
NTT DoCoMo, Inc. (Japan)	1,500	2,757,568
Softbank Corp. (Japan)	125,700	3,702,246
Telecom Italia SpA (Italy)	1,781,800	1,916,360
Telefonica SA (Spain)	48,000	831,528
Telstra Corp. Ltd. (Australia)	264,900	902,228
Vodafone Group PLC (United Kingdom)	375,000	1,041,861

		34,649,077

Transportation — 1.1%
Canadian Pacific Railway Ltd. (Canada)	96,000	6,496,320
Go-Ahead Group PLC (United Kingdom)	75,500	1,619,231
Kuehne & Nagel International AG (Switzerland)	26,610	2,988,774
Sankyu, Inc. (Japan)	239,000	903,586
Seino Holdings Co. Ltd. (Japan)	150,000	1,163,440
Union Pacific Corp.	282,173	29,893,408

		43,064,759

Utilities — 0.3%
E.ON AG (Germany)	44,200	953,619
Illinois Tool Works, Inc.	184,400	8,613,324

		9,566,943

Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp.*	1,027,500	2,404,350

TOTAL COMMON STOCKS (cost $1,755,547,343)		1,743,809,062

EXCHANGE TRADED FUNDS — 9.2%
Energy Select Sector SPDR Fund	19,674	1,360,064
iShares Barclays 20+ Year Treasury Bond Fund(a)	78,200	9,481,750
iShares Barclays Aggregate Bond Fund(a)	830,974	91,614,883
iShares Barclays Intermediate Credit Bond Fund(a)	4,774	511,677
iShares Barclays TIPS Bond Fund(a)	102,423	11,951,740

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)

iShares Dow Jones Select Dividend Index Fund(a)	131,242	$7,054,257
iShares Dow Jones U.S. Technology Sector Index Fund	10,575	675,742
iShares iBoxx Investment Grade Corporate Bond Fund(a)	6,152	699,852
iShares MSCI EAFE Index Fund(a)	1,292,641	64,024,509
iShares MSCI Emerging Markets Index Fund(a)	43,962	1,667,918
iShares Russell 1000 Growth Index Fund(a)	265,547	15,345,961
iShares Russell 1000 Value Index Fund.	377,600	23,970,048
iShares Russell 2000 Index Fund(a)	23,893	1,760,675
iShares S&P 500 Growth Index Fund(a)	257,701	17,374,201
iShares S&P Global 100 Index Fund(a)	59,938	3,472,808
iShares S&P MidCap 400 Index Fund(a)	23,583	2,066,107
iShares S&P SmallCap 600 Barra Growth Index Fund	18,559	1,382,089
iShares S&P SmallCap 600 Index Fund(a)	98,488	6,724,761
SPDR S&P 500 ETF Trust	499,796	62,724,398
Utilities Select Sector SPDR Fund(a)	366,200	13,175,876
Vanguard REIT ETF(a)	185,768	10,774,544

TOTAL EXCHANGE TRADED FUNDS (cost $349,583,401)		347,813,860

PREFERRED STOCKS — 0.2%
Diversified Financial Services
SLM Corp., 5.164%	1,800	36,450

Financial – Bank & Trust — 0.2%
Wells Fargo & Co., Series J, 8.000%	213,625	6,073,359

TOTAL PREFERRED STOCKS (cost $5,576,806)		6,109,809

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.0%
Aegis Asset Backed Securities Trust,
Series 2005-4, Class 1A4
0.664%	(c)	10/25/35	Baa1		$1,600	1,222,795
Aquilae CLO PLC (Ireland),
Series 2006-1X, Class A
2.057%		01/17/23	Aa1	EUR	379	444,624
ARES CLO Ltd. (Cayman Islands),
Series 2006-6RA, Class A1B, 144A
0.768%	(c)	03/12/18	Aaa		413	400,548
Asset Backed Funding Certificates,
Series 2004-OPT5, Class A1
0.644%	(c)	06/25/34	Aaa		120	85,360
Asset Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
0.569%	(c)	09/25/34	Aaa		17	14,842
Avoca CLO I BV (Ireland),
Series III-X, Class A
1.974%	(c)	09/15/21	Aaa	EUR	1,937	2,343,317
Bear Stearns Asset Backed Securities Trust,
Series 2006-AQ1, Class 2A1
0.374%	(c)	10/25/36	B3		17	15,414
Series 2006-HE9, Class 1A1
0.344%	(c)	11/25/36	Baa2		14	13,705

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2006-SD3, Class 1A1A
5.500%		08/25/36	CC(d)		$213	$127,333
Series 2007-AQ1, Class A1
0.404%	(c)	11/25/36	Caa2		162	93,909
Bear Stearns Second Lien Trust,
Series 2007-SV1A, Class A1, 144A
0.514%	(c)	12/25/36	B3		392	376,158
Bumper 2 SA (United Kingdom),
Series 2009-3, Class A
2.917%	(c)	06/20/22	NR	EUR	48	62,472
Canada Capital Auto Receivables Asset Trust (Canada),
Series 2011-1A, Class A1, 144A
1.845%		04/17/13	Aaa	CAD	881	864,402
Chester Asset Receivables Dealings (United Kingdom),
Series 2004-1, Class A
1.198%	(c)	04/15/16	Aaa	GBP	3,000	4,520,229
Citibank Omni Master Trust,
Series 2009-A8, Class A8, 144A
2.378%	(c)	05/16/16	Aaa		2,100	2,112,897
Series 2009-A14A, Class A14, 144A
3.028%	(c)	08/15/18	Aaa		900	944,106
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A2
0.474%	(c)	07/25/36	B2		827	674,820
Series 2007-2, Class 2A1
0.344%	(c)	08/25/37	Baa3		11	10,592
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.354%	(c)	11/25/36	Caa1		19	11,453
Series 2007-CB6, Class A1, 144A
0.414%	(c)	07/25/37	Caa1		100	70,820
Cumberland CLO Ltd. (Cayman Islands),
Series 2005-2A, Class A, 144A
0.694%	(c)	11/10/19	Aaa		577	556,609
Driver GmbH (Germany),
Series 8, Class A
1.838%	(c)	02/21/17	Aaa	EUR	999	1,293,571
Eurocredit BV CDO (Netherlands),
Series IV-X, Class A1
2.067%	(c)	02/22/20	A(d)	EUR	605	724,857
Eurocredit CDO I Ltd. (Netherlands),
Sr. Unsec’d. Notes, Sr. Unsec’d. Notes
2.277%		09/03/12	Aaa	EUR	279	346,003
First CLO Ltd.,
Series 2004-2X1, Class A2
0.854%		12/14/16	Aa2		112	109,025
First NLC Trust,
Series 2007-1, Class A1, 144A
0.364%	(c)	08/25/37	Caa2		155	49,460
Ford Credit Auto Owner Trust,
Series 2009-A, Class A3B
2.778%	(c)	05/15/13	Aaa		36	36,456
Grosvenor Place CLO BV (Netherlands),
Series I-X, Class A1, , CF-CLO
1.829%	(c)	07/20/21	Aaa	EUR	494	593,574
Series I-X, Class A2, , CF-CLO
1.234%	(c)	07/20/21	Aaa	GBP	791	1,135,831
Gulf Stream Compass CLO Ltd. (Cayman Islands),
Series 2004-1A, Class A, 144A
0.763%	(c)	07/15/16	Aaa		74	72,703

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	PrIncipal Amount (000)#			Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Harvest CLO SA (Luxembourg),
Series IX, Class A1
2.228%	(c)	03/29/17	Aa1	EUR	497		$616,920
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.729%	(c)	05/21/21	Aaa $		1,700		1,572,820
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 2A1
0.344%	(c)	12/25/36	Ba3		31		29,783
Illinois Student Assistance Commission,
Series 2010-1, Class A1
0.898%	(c)	04/25/17	AA+(d)		152		150,849
Indymac Residential Asset Backed Trust,
Series 2007-B, Class 2A2
0.454%	(c)	07/25/37	Caa3		1,897		894,145
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A3
0.404%	(c)	08/25/36	Ca		150		43,147
Series 2007-HE1, Class AV1
0.354%	(c)	03/25/47	Caa1		229		188,273
Katonah Ltd. (Cayman Islands),
Series 6A, Class A1A, 144A
0.883%	(c)	09/20/16	Aaa		464		456,018
Landmark CDO Ltd. (Cayman Islands),
Series 2005-1A, Class A1L, 144A
0.827%	(c)	06/01/17	Aaa		557		541,011
LCM LP (Cayman Islands),
Series 5A, Class A1, 144A
0.797%	(c)	03/21/19	Aaa		600		564,115
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.854%	(c)	10/25/34	Aaa		12		9,090
MAGI Funding PLC (Ireland),
Series I-A, Class A, 144A
2.015%		04/11/21	Aaa	EUR	1,115		1,322,329
Magnolia Funding Ltd. (Channel Islands),
Series 2010-1A, Class A1, 144A
3.000%		04/20/17	NR	EUR	1,697		2,185,333
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-MLN1, Class A2A
0.364%	(c)	07/25/37	A3		—	(r)	135
Series 2006-RM4, Class A2A
0.374%	(c)	09/25/37	C		5		1,020
Series 2006-RM5, Class A2A
0.354%	(c)	10/25/37	C		54		12,681
Morgan Stanley ABS Capital I,
Series 2006-WMC2, Class A2FP
0.344%	(c)	07/25/36	Ca		95		28,030
Series 2007-HE6, Class A1
0.354%	(c)	05/25/37	Caa3		79		66,693
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV1
0.354%	(c)	06/25/37	Aa2		13		13,293
Nelnet Student Loan Trust,
Series 2008-4, Class A2
1.118%	(c)	07/25/18	Aaa		147		147,618
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.868%	(c)	10/26/20	AA+(d)		822		816,414

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Penarth Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A1, 144A
0.935%	(c)	05/18/15	Aaa		$3,000	$3,001,244
Penta CLO SA (Luxembourg),
Series 2007-1X, Class A1
1.917%		06/04/24	Aaa	EUR	968	1,114,070
Plymouth Rock CLO Ltd., Inc.,
Series 2010-1A, Class A, 144A
1.961%	(c)	02/16/19	AAA(d)		1,547	1,531,443
Premium Loan Trust Ltd. (Cayman Islands),
Series 2004-1A, Class A, 144A
0.798%	(c)	10/25/14	Aaa		37	36,724
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.794%	(c)	07/25/32	Ca		20	11,439
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.424%	(c)	05/25/37	B3		445	201,467
Series 2007-HE1, Class A2A
0.354%	(c)	12/25/36	Ca		42	9,195
SLM Student Loan Trust,
Series 2004-5X, Class A5
1.835%	(c)	10/25/23	Aaa	EUR	400	466,283
Series 2007-3, Class A3
0.458%	(c)	04/25/19	Aaa		600	579,740
Series 2009-C, Class A, 144A
4.500%	(c)	11/16/43	AAA(d)		1,115	1,056,898
Series 2009-CT, Class 1A, 144A
2.350%	(c)	04/15/39	Aaa		616	617,727
Series 2010-C, Class A1, 144A
1.928%	(c)	12/15/17	Aaa		178	178,499
Soundview Home Equity Loan Trust,
Series 2006-NLC1, Class A1, 144A
0.354%	(c)	11/25/36	Caa3		68	19,252
Symphony CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.697%	(c)	05/15/19	Aaa		500	471,900
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.354%	(c)	10/25/36	Caa2		199	135,528
Wood Street CLO BV,
Series II-A, Class A1, 144A
1.988%		03/29/21	Aa1	EUR	214	258,923

TOTAL ASSET-BACKED SECURITIES (cost $40,979,721)						38,677,934

BANK LOANS(c) — 0.2%
Diversified Financial Services — 0.1%
Springleaf Financial Corp.,
Initial Loan
5.500%		05/28/17	B2		5,400	4,681,126

Electric — 0.1%
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
3.776%		10/10/14	B2		710	494,103
3.776%		10/10/14	B2		1,994	1,387,837

						1,881,940

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

BANK LOANS(c) (continued)
Media
Charter Communications Operating LLC,
Term Loan C
3.830%		09/06/16	Ba1		$987	$964,572

Telecommunications
Intelsat Jackson Holdings SA,
Tranche Term Loan B
5.250%		04/02/18	B1		498	495,012

TOTAL BANK LOANS (cost $9,173,562)						8,022,650

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
Banc of America Large Loan, Inc.,
Series 2007-BMB1, Class A1, 144A
0.788%	(c)	08/15/29	Aaa		340	319,220
Series 2009-UB1, Class A4A, 144A
5.698%	(c)	06/24/50	NR		250	273,730
Series 2010-HLTN, Class HLTN, 144A
2.028%	(c)	11/15/15	NR		1,624	1,467,437
Series 2010-UB5, Class A4A, 144A
5.639%	(c)	02/17/51	NR		1,900	2,076,632
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%		10/15/48	Aaa		100	109,550
Series 2007-CD5, Class A4
5.886%	(c)	11/15/44	Aaa		100	110,834
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class XP, IO
0.463%	(c)	12/10/46	Aaa		43,081	409,960
Series 2010-C1, Class A1, 144A
3.156%		07/10/46	Aaa		1,954	2,004,306
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%		12/15/39	Aaa		1,700	1,814,486
Series 2009-RR1, Class A3A, 144A
5.383%		02/15/40	Aaa		100	108,814
Series 2010-RR4, Class 2A, 144A
5.467%	(c)	09/18/39	Aaa		1,000	1,102,080
Series 2010-UD1, Class A, 144A
5.787%	(c)	12/18/49	Aaa		800	881,216
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A2, 144A
3.386%		07/10/44	Aaa		2,700	2,793,058
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1, 144A
1.142%	(c)	03/06/20	Aaa		139	138,058
Series 2007-EOP, Class A2, 144A
1.317%	(c)	03/06/20	Aaa		250	247,786
Series 2010-C1, Class A2, 144A
4.592%		08/10/43	Aaa		2,600	2,847,000
Immeo Residential Finance PLC (Ireland),
Series 2, Class A
1.586%	(c)	12/15/16	Aa3	EUR	114	139,349
JLOC Ltd. (Japan),
Series 37X, Class A1, 144A
0.414%		01/15/15	Aa3	JPY	192	2,494
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A3
5.336%		05/15/47	Aa3		110	116,655

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-C2, Class A3, 144A
4.070%		11/15/43	AAA(d)		$1,300	$1,367,229
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.814%	(c)	07/09/21	Aaa		600	555,776
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%	(c)	12/12/49	Aaa		900	968,908
Morgan Stanley Capital I,
Series 2007-IQ15, Class A4
5.879%	(c)	06/11/49	BBB+(d)		40	43,973
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.007%	(c)	12/16/49	Aaa		200	224,215
Unite USAF PLC (United Kingdom),
Series 2006-1, Class A
1.280%	(c)	03/31/17	Aaa	GBP	700	989,253
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%		09/13/28	AAA(d)		700	749,494
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%	(c)	08/15/41	Aaa		100	107,038
Series 2006-C23, Class A4
5.418%	(c)	01/15/45	Aaa		100	108,941
Series 2006-WL7A, Class A1, 144A
0.368%	(c)	09/15/21	Aaa		393	374,056

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $21,569,117)						22,451,548

CORPORATE BONDS — 9.4%
Aerospace & Defense
Goodrich Corp.,
Sr. Unsec’d. Notes
6.290%		07/01/16	Baa2		100	117,927

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
9.250%		08/06/19	Baa1		1,900	2,551,236
9.700%		11/10/18	Baa1		2,400	3,228,991

						5,780,227

Airlines
Delta Air Lines 2010-1 Class A, Pass-Through Trust,
Pass-Through Certificates
6.200%		07/02/18	Baa2		943	1,004,578
Southwest Airlines Co.,
Sr. Unsec’d. Notes
6.500%		03/01/12	Baa3		100	100,802

						1,105,380

Apparel
Jones Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%		11/15/14	Ba3		1,200	1,191,000

Auto Components — 0.1%
BMW US Capital LLC,
Gtd. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Auto Components (continued)
1.013%	(c)	12/21/12	A2		$4,800	$4,798,896

Automobile Manufacturers
Volkswagen International Finance NV (Netherlands),
Gtd. Notes, 144A
1.191%	(c)	04/01/14	A3		200	195,982
1.625%		08/12/13	A3		1,000	1,002,747

						1,198,729

Automotive Parts — 0.1%
Autozone, Inc.,
Sr. Unsec’d. Notes
5.875%		10/15/12	Baa2		1,100	1,138,349
6.950%		06/15/16	Baa2		2,400	2,787,761

						3,926,110

Banks — 2.8%
Abbey National Treasury Services PLC (United Kingdom),
Bank Gtd. Notes
4.000%		04/27/16	A1		1,900	1,704,591
Bank Gtd. Notes, 144A
3.875%		11/10/14	Aa3		2,300	2,158,566
Covered Bonds
3.625%		10/14/16	Aaa	EUR	3,500	4,522,037
ABN Amro Bank NV (Netherlands),
Covered Bonds, MTN
3.250%		01/18/13	Aaa	EUR	400	526,558
Ally Financial, Inc.,
Gtd. Notes
3.649%	(c)	02/11/14	B1		2,100	1,984,773
3.963%	(c)	06/20/14	B1		900	841,644
6.875%		08/28/12	B1		1,800	1,822,500
8.000%		03/15/20	B1		600	615,000
8.300%		02/12/15	B1		600	633,000
Australia & New Zealand Banking Group Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.839%	(c)	06/18/12	Aaa		1,000	999,859
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.561%	(c)	05/16/14	Baa1		1,800	1,766,756
Bank of America Corp.,
Sr. Unsec’d. Notes
0.661%	(c)	10/14/16	Baa1		500	392,928
4.500%		04/01/15	Baa1		2,300	2,219,468
6.500%		08/01/16	Baa1		1,300	1,309,191
Sr. Unsec’d. Notes, MTN
5.650%		05/01/18	Baa1		5,200	4,954,316
Sub. Notes, MTN
4.750%	(c)	05/23/17	A3	EUR	600	562,997
Bank of Montreal (Canada),
Covered Bonds, 144A
2.850%		06/09/15	Aaa		2,000	2,073,114
Bank of Scotland PLC (United Kingdom),
Gov’t. Liquid Gtd. Notes, MTN
5.420%	(c)	07/24/12	Aaa	AUD	900	921,873
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.438%	(c)	01/13/14	Aa3		4,200	4,070,896
Sub. Notes, 144A
10.179%		06/12/21	Baa1		2,800	2,931,992

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	PrIncipal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Sub. Notes, MTN
4.750%		02/23/15	Baa1		$1,000	$968,493
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%		03/10/16	A1		800	784,000
BNP Paribas Home Loan SA (France),
Covered Bonds, 144A
2.200%		11/02/15	Aaa		5,500	5,288,629
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.185%	(c)	02/07/14	Aa3		900	856,477
2.375%		10/04/13	Aa3		900	872,084
Commonwealth Bank of Australia (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.814%	(c)	07/12/13	Aaa		2,100	2,099,015
0.839%	(c)	09/17/14	Aaa		100	99,996
1.074%	(c)	06/25/14	Aaa		500	502,601
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
4.500%		01/11/21	Aaa		1,500	1,558,267
Jr. Sub. Notes, 144A
11.000%	(c)	12/29/49	A2		150	175,500
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.644%	(c)	01/12/12	Aa1		1,400	1,399,782
0.908%	(c)	04/29/14	Aa1		4,600	4,173,129
0.927%	(c)	03/05/13	Aa1		400	378,638
2.750%		01/10/14	Aa1		1,200	1,111,982
2.750%		04/29/14	Aa1		3,100	2,816,939
ICICI Bank Ltd. (India),
Bonds, 144A
2.256%	(c)	02/24/14	Baa2		500	474,764
ING Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
5.150%	(c)	06/24/14	AAA(d)	AUD	2,000	2,066,893
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%		01/14/16	Aaa		1,700	1,695,914
Sr. Notes, 144A
1.725%	(c)	10/18/13	Aa3		600	582,530
Sr. Unsec’d. Notes, 144A
5.000%		06/09/21	Aa3		4,800	4,651,450
Intesa Sanpaolo SpA (Italy),
Notes, 144A
2.906%	(c)	02/24/14	A2		5,100	4,490,275
Landesbank Hessen-Thueringen Girozentrale (Germany),
Jumbo Pfandbrief, MTN
3.250%		04/20/16	Aaa	EUR	1,400	1,921,563
Lloyds TSB Bank PLC (United Kingdom),
Bank Gtd. Notes
4.875%		01/21/16	A1		1,000	974,584
Bank Gtd. Notes, MTN, 144A
4.375%		01/12/15	A1		2,600	2,502,906
Covered Bonds, MTN
4.125%		04/06/16	Aaa	EUR	3,500	4,678,272
Jr. Sub. Notes, 144A
12.000%	(c)	12/29/49	Ba1		3,600	3,297,456
NIBC Bank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
2.800%		12/02/14	Aaa $		6,800	$7,103,022
Norddeutsche Landesbank Girozentrale (Germany),
Jumbo Pfandbrief, MTN
4.625%		06/10/13	Aaa	EUR	1,000	1,354,810
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.301%	(c)	01/14/14	Aa2		3,300	3,195,067
4.875%		01/14/21	Aa2		600	613,271
Santander US Debt SA Unipersonal (Spain),
Bank Gtd. Notes, 144A
1.379%	(c)	03/30/12	Aa3		1,800	1,796,783
3.724%		01/20/15	Aa3		2,500	2,270,037
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.450%		09/30/13	Aaa		3,400	3,394,030
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.909%	(c)	04/20/16	Ba1		200	180,000
Westpac Securities NZ Ltd. (New Zealand),
Gov’t. Liquid Gtd. Notes, 144A
2.500%		05/25/12	Aaa		400	402,446

						107,743,664

Beverages — 0.1%
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
5.750%		04/07/21	Baa3		3,000	3,384,603

Building Materials — 0.1%
Hanson Australia Funding Ltd. (Australia),
Gtd. Notes
5.250%		03/15/13	Ba2		1,300	1,306,500
Masco Corp.,
Sr. Unsec’d. Notes
6.125%		10/03/16	Ba2		1,000	1,026,203

						2,332,703

Chemicals
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
8.950%		07/01/17	Baa2		900	1,076,611

Commercial Banks — 0.2%
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%		01/14/16	Baa1		600	570,000
4.500%		04/06/15	Baa1		2,800	2,716,000
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.659%	(c)	03/18/14	BBB(d)		300	285,804
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.006%	(c)	01/19/16	Aa3		2,000	1,927,793
HBOS Capital Funding LP (United Kingdom),
Ltd. Gtd. Notes
9.540%		03/29/49	B3	GBP	200	223,630
HBOS PLC (United Kingdom),
Sub. Notes, MTN, 144A
6.750%		05/21/18	Baa3		1,000	801,792

						6,525,019

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Computer Services & Software
Computer Sciences Corp.,
Sr. Unsec’d. Notes
5.500%		03/15/13	Baa1 $		1,000	$995,000

Containers & Packaging — 0.1%
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%		05/15/16	Ba3		1,700	1,861,500
Rexam PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
6.750%		06/01/13	Baa3		500	526,829
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A
5.625%		07/15/13	B1		100	103,926

						2,492,255

Diversified Financial Services — 0.6%
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.414%	(c)	02/24/12	A2		200	199,866
Countrywide Financial Corp.,
Gtd. Notes, MTN
5.800%		06/07/12	Baa1		100	100,210
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
1.162%	(c)	07/21/14	Aaa		2,000	1,903,492
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.625%		09/15/15	Ba1		1,000	1,034,949
7.000%		10/01/13	Ba1		500	530,166
7.500%		08/01/12	Ba1		1,100	1,135,331
7.800%		06/01/12	Ba1		150	153,195
FUEL Trust,
Sec’d. Notes, 144A
3.984%		06/15/16	Baa2		1,300	1,299,824
General Electric Capital Corp.,
Sub. Notes, 144A
6.500%	(c)	09/15/67	Aa3	GBP	300	403,000
German Postal Pensions Securitisation PLC (Ireland),
Sec’d. Notes
3.375%		01/18/16	Aaa	EUR	2,000	2,717,142
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%		09/01/14	Ba3		1,000	1,022,500
6.750%		09/01/16	Ba3		900	922,500
7.125%		09/01/18	Ba3		3,400	3,519,000
Sr. Unsec’d. Notes
6.375%		03/25/13	B1		1,000	995,000
Sr. Unsec’d. Notes, MTN
5.625%		09/20/13	B1		500	488,750
Macquarie Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
2.600%		01/20/12	Aaa		200	200,002
RZD Capital Ltd. (Ireland),
Sr. Unsec’d. Notes, MTN
5.739%		04/03/17	Baa1		300	301,500
SLM Corp.,
Sr. Unsec’d. Notes
0.718%	(c)	01/27/14	Ba1		200	180,797
Springleaf Finance Corp.,

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Sr. Unsec’d. Notes, MTN
6.900%		12/15/17	B3		$500	$360,000
Stone Street Trust,
Sr. Unsec’d. Notes, 144A
5.902%		12/15/15	Baa1		2,300	2,113,079
TNK-BP Finance SA (Luxembourg),
Gtd. Notes
6.625%		03/20/17	Baa2		700	710,500
7.875%		03/13/18	Baa2		1,600	1,710,000

						22,000,803

Electric — 0.2%
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.250%		09/30/15	Ba1		1,000	1,010,698
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%		12/01/21	Ba1		1,000	1,032,266
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%		10/01/20	A3		1,700	1,741,259
Ipalco Enterprises, Inc.,
Sr. Sec’d. Notes
5.000%		05/01/18	Ba1		1,000	980,000
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%		11/15/20	Ba2		250	259,038
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%		12/15/20	Ba1		1,000	1,067,700

						6,090,961

Financial – Bank & Trust — 1.4%
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.200%		11/03/14	Aaa		304	319,032
Cie de Financement Foncier (France),
Covered Bonds, 144A
1.625%		07/23/12	Aaa		2,100	2,099,672
2.250%		03/07/14(g)	Aaa		3,000	2,948,979
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
8.125%		01/21/14	A1		1,300	1,436,747
Sr. Unsec’d. Notes, 144A
1.592%	(c)	03/13/12	A1		1,100	1,099,348
Sr. Unsec’d. Notes, MTN
5.750%		05/22/13	A1	EUR	300	400,311
Investec Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
5.000%		02/27/14	Aaa	AUD	1,100	1,140,637
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
2.000%		09/07/16	Aaa	EUR	2,400	3,162,017
3.875%		07/04/13	Aaa	EUR	1,600	2,163,078
Gov’t. Gtd. Notes, MTN
1.419%	(c)	03/04/13	Aaa	EUR	1,700	2,206,004
4.000%		03/04/16	Aaa	NOK	21,000	3,661,890
6.000%		08/20/20	Aaa	AUD	1,400	1,461,193
6.250%		05/19/21	Aaa	AUD	2,200	2,333,675

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Morgan Stanley,
Sr. Unsec’d. Notes
0.883%	(c)	10/15/15	A2		$200	$168,134
1.408%	(c)	04/29/13	A2		5,600	5,277,339
1.807%		03/01/13	A2	EUR	100	122,730
2.016%	(c)	01/24/14	A2		1,000	920,432
2.875%		07/28/14	A2		100	94,176
5.500%		07/28/21	A2		100	92,463
Sr. Unsec’d. Notes, MTN
1.775%	(c)	11/29/13	A2	EUR	1,000	1,187,394
1.970%	(c)	04/13/16	A2	EUR	200	209,706
1.992%	(c)	01/16/17	A2	EUR	100	100,339
6.625%		04/01/18	A2		1,800	1,777,397
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.375%		03/16/16	Aa3		2,900	2,777,475
Covered Bonds
4.000%		03/15/16	Aaa	EUR	3,500	4,657,353
Gov’t. Liquid Gtd. Notes, 144A
0.783%	(c)	03/30/12	Aaa		2,800	2,799,532
Gtd. Notes
2.915%	(c)	08/23/13	A2		4,100	3,941,596
Sub. Notes, MTN
1.316%	(c)	09/29/15	Baa3		2,000	1,432,132
1.840%	(c)	01/30/17	Baa3	EUR	200	176,018
State Street Capital Trust III,
Ltd. Gtd. Notes
5.536%	(c)	01/29/49	Baa1		1,000	983,730
State Street Capital Trust IV,
Ltd. Gtd. Notes
1.546%	(c)	06/15/37	A3		300	197,480
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
3.585%		08/14/14	Aaa		700	746,292

						52,094,301

Financial Services — 1.3%
CIT Group, Inc.,
Sec’d. Notes, 144A
5.250%		04/01/14	B2		6,600	6,575,250
Citigroup Finance Canada, Inc. (Canada),
Gtd. Notes, MTN, 144A
5.500%		05/21/13	A3	CAD	400	400,848
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.453%	(c)	08/13/13	A3		2,900	2,846,422
5.500%		10/15/14	A3		600	616,828
6.000%		08/15/17	A3		2,000	2,095,924
6.125%		11/21/17	A3		600	640,339
Sr. Unsec’d. Notes, MTN
1.676%	(c)	02/09/16	A3	EUR	700	797,798
7.375%		06/16/14	A3	EUR	3,900	5,388,839
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, MTN
1.940%	(c)	01/30/17	A1	EUR	1,400	1,465,763
Sub. Notes
6.750%		10/01/37	A2		400	372,205
HSBC Finance Corp.,

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial Services (continued)
Sr. Unsec’d. Notes, MTN
1.807%	(c)	04/05/13	A3	EUR	700	$875,134
HSBC Financial Corp. Ltd. (Canada),
Gtd. Notes, MTN
1.491%	(c)	05/03/12	A3	CAD	200	196,207
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.450%		03/01/16	Aa3		$4,200	4,267,002
JPMorgan Chase Bank NA,
Sub. Notes
6.000%		10/01/17	Aa2		900	968,134
LBG Capital No.1 PLC (United Kingdom),
Bank Gtd. Notes
7.375%		03/12/20	Ba3	EUR	100	91,892
11.040%		03/19/20	Ba3	GBP	1,200	1,612,001
Bank Gtd. Notes, 144A
8.500%	(c)	12/29/49	BB-(d)		700	483,000
LeasePlan Corp. NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.000%		05/07/12	Aaa		500	503,819
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
2.820%		11/16/24	NR		400	102,000
2.850%		12/15/24	NR		700	178,500
5.600%		01/24/13	NR		4,800	1,260,000
6.880%		05/25/20	NR		200	51,000
6.900%		05/02/18	NR		1,100	291,500
Merrill Lynch & Co., Inc.,
Notes, MTN
0.757%	(c)	06/05/12	Baa1		600	588,555
Sr. Unsec’d. Notes, MTN
1.777%	(c)	05/30/14	A2	EUR	400	447,245
1.850%	(c)	01/31/14	A2	EUR	200	227,927
2.034%	(c)	07/22/14	Baa1	EUR	900	1,001,416
2.154%	(c)	09/27/12	A2	EUR	2,700	3,384,999
5.571%		10/04/12	Baa1		500	509,106
6.050%		08/15/12	Baa1		1,900	1,927,438
6.750%		05/21/13	A2	EUR	800	1,034,651
6.875%		04/25/18	Baa1		3,800	3,746,568
Pearson Dollar Finance Two PLC (United Kingdom),
Gtd. Notes, 144A
6.250%		05/06/18	Baa1		1,000	1,161,358
UBS AG (Switzerland),
Sr. Unsec’d. Notes
2.250%		08/12/13	Aa3		1,200	1,189,302
5.875%		12/20/17	Aa3		100	104,105

						47,403,075

Holding Companies – Diversified — 0.1%
Noble Group Ltd. (Bermuda),
Bonds
6.625%		08/05/20	Baa3		2,300	1,955,000

Insurance — 0.2%
American International Group, Inc.,
Jr. Sub. Debs.
8.175%	(c)	05/15/58	Baa2		600	534,000
Jr. Sub. Notes, 144A
8.000%	(c)	05/22/38	Baa2	EUR	1,300	1,346,017
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
3.650%	01/15/14	Baa1		$1,000	$971,190
4.250%	09/15/14	Baa1		1,500	1,456,692
8.250%	08/15/18	Baa1		2,000	2,117,002
Sr. Unsec’d. Notes, MTN
5.850%	01/16/18	Baa1		800	782,412
Sr. Unsec’d. Notes, 144A
3.750%	11/30/13	Baa1		600	588,765
Liberty Mutual Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/14	Baa2		1,000	1,042,797
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.750%	09/15/15	Baa2		184	203,771

					9,042,646

Lodging
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
6.750%	05/15/18	Ba1		600	678,000

Media — 0.2%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.125%	02/15/16	Baa2		2,700	2,735,084
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2		2,300	2,560,762
New York Times Co. (The),
Sr. Unsec’d. Notes
5.000%	03/15/15	B1		800	774,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
8.125%	12/01/17	B1	EUR	2,000	2,672,620
Videotron Ltee (Canada),
Gtd. Notes
6.875%	01/15/14	Ba1		122	122,305

					8,864,771

Metals & Mining — 0.2%
ALROSA Finance SA (Luxembourg),
Gtd. Notes
7.750%	11/03/20	Ba3		1,200	1,194,000
Gtd. Notes, 144A
7.750%	11/03/20	Ba3		600	597,000
Gerdau Trade, Inc. (British Virgin Islands),
Gtd. Notes, 144A
5.750%	01/30/21	BBB-(d)		3,400	3,374,500
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.875%	10/07/20	Baa3		3,100	2,737,117
Xstrata Canada Corp. (Canada),
Gtd. Notes
7.350%	06/05/12	Baa2		100	102,489

					8,005,106

Multimedia
Vivendi SA (France),
Sr. Unsec’d. Notes, 144A
5.750%	04/04/13	Baa2		1,000	1,044,749

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Multi-National — 0.6%
FMS Wertmanagement AoR (Germany),
Gov’t. Gtd. Notes
1.583%	(c)	02/18/15	Aaa	EUR	14,700	$19,018,945
Gov’t. Gtd. Notes, MTN
3.375%		06/17/21	Aaa	EUR	2,000	2,736,636

						21,755,581

Oil & Gas — 0.2%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.125%		10/01/15	A2		$900	942,681
Gazprom OAO Via White Nights Finance BV (Netherlands),
Sr. Unsec’d. Notes
10.500%		03/25/14	Baa1		2,900	3,267,430
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
3.875%		01/27/16	Baa1		1,500	1,543,425
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%		01/21/21	Baa1		100	108,500

						5,862,036

Pharmaceuticals — 0.1%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
6.000%		06/15/17	Baa3		250	289,632
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.750%		08/15/21	B1		2,200	2,123,000

						2,412,632

Pipelines — 0.2%
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
9.000%		02/01/19	Baa2		1,800	2,270,727
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
6.514%		12/15/12	Ba2		400	404,058
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%		04/15/20	Ba1		2,500	2,380,840
Spectra Energy Capital LLC,
Gtd. Notes
6.200%		04/15/18	Baa2		2,400	2,721,418

						7,777,043

Real Estate Investment Trusts — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
7.000%		10/15/17	Baa3		2,200	2,484,412
Goodman Funding Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%		11/12/20	Baa3		3,900	3,979,381
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%		05/15/15	Baa2		300	318,377
Kilroy Realty LP,
Gtd. Notes
5.000%		11/03/15	Baa3		900	925,565
Simon Property Group LP,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Sr. Unsec’d. Notes
5.750%	12/01/15	A3		$100	$111,877

					7,819,612

Retail — 0.1%
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.950%	04/01/17	Ba1		270	294,300
Limited Brands, Inc.,
Sr. Unsec’d. Notes
6.900%	07/15/17	Ba2		1,700	1,831,750
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.750%	07/15/14	Ba1		1,400	1,489,190
Wesfarmers Ltd. (Australia),
Gtd. Notes, 144A
2.983%	05/18/16	Baa1		2,000	2,015,910

					5,631,150

Telecommunications
Embarq Corp.,
Sr. Unsec’d. Notes
6.738%	06/01/13	Baa3		100	104,056

Tobacco
UST LLC,
Sr. Unsec’d. Notes
6.625%	07/15/12	BBB(d)		200	205,729

Transportation
CSX Corp.,
Sr. Unsec’d. Notes
6.300%	03/15/12	Baa3		100	100,997

Utilities — 0.1%
Tennessee Valley Authority,
Notes
8.250%	04/15/42(g)	NR		3,800	3,989,050

TOTAL CORPORATE BONDS (cost $372,120,786)					355,505,422

FOREIGN GOVERNMENT BONDS — 5.3%
Australia Government (Australia),
Sr. Unsec’d. Notes
2.500%	09/20/30	Aaa	AUD	600	739,845
3.000%	09/20/25	Aaa	AUD	1,900	2,502,739
4.000%	08/20/20	Aaa	AUD	2,200	4,177,820
5.500%	01/21/18	Aaa	AUD	12,900	14,693,342
6.000%	02/15/17	Aaa	AUD	3,200	3,685,117
Australia Government Bond (Australia),
Sr. Unsec. Notes
5.750%	07/15/22	Aaa	AUD	15,300	18,282,351
Bundesrepublik Deutschland (Germany),
Bonds
4.750%	07/04/28	Aaa	EUR	400	676,736
6.500%	07/04/27	Aaa	EUR	1,300	2,582,990
Canadian Government (Canada),
Bonds
2.250%	08/01/14(k)	Aaa	CAD	19,900	20,152,962
2.750%	09/01/16	Aaa	CAD	6,600	6,908,054
Bonds, TIPS
2.000%	12/01/41	Aaa		450	644,386

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
3.000%		12/01/36	Aaa		$450	$734,008
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
3.625%		10/15/13	Aaa	EUR	2,000	2,695,689
European Union (Supranational Bank),
Notes, MTN
2.375%		10/04/18	Aaa	EUR	1,000	1,284,046
Sr. Unsec’d. Notes, MTN
3.125%		01/27/15	Aaa	EUR	700	944,112
3.250%		11/07/14	Aaa	EUR	2,000	2,702,864
3.250%		04/04/18	Aaa	EUR	1,800	2,441,778
3.500%		06/04/21	Aaa	EUR	1,600	2,179,069
FMS Wertmanagement AoR (Germany),
Gov’t. Gtd. Notes, MTN
2.375%		12/15/14	Aaa	EUR	100	132,797
Fund for Ordered Bank Restructuring (Spain),
Gov’t. Gtd. Notes
4.400%		10/21/13	A1	EUR	600	778,746
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes
3.154%	(c)	03/25/14	Aa2	EUR	600	728,086
Gov’t. Gtd. Notes, MTN
3.750%		07/15/13	A1	EUR	2,300	2,967,433
4.500%		07/08/14	Aa2	EUR	5,100	6,648,528
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
2.100%		09/15/16	A2	EUR	400	467,137
2.100%		09/15/21	Aa2	EUR	700	710,689
Sr. Unsec’d. Notes, TIPS
2.600%		09/15/23	A2	EUR	1,100	1,185,063
Kommunalbanken AS (Norway),
Sr. Unsec’d. Notes, 144A
2.375%		01/19/16	Aaa		200	203,004
Korea Finance Corp. (South Korea),
Sr. Unsec’d. Notes
3.250%		09/20/16	A1		1,000	993,250
Korea Housing Finance Corp. (South Korea),
Covered Bonds, 144A
4.125%		12/15/15	Aa3		1,000	1,032,604
Mexican Bonos (Mexico),
Bonds
6.250%		06/16/16	Baa1	MXN	55,800	4,115,537
10.000%		12/05/24	Baa1	MXN	40,300	3,714,770
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.750%		11/20/25	Aaa	AUD	100	121,342
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
5.000%		03/15/19	Aaa	NZD	8,100	6,881,113
5.500%		04/15/23	Aaa	NZD	3,700	3,273,317
6.000%		12/15/17	Aaa	NZD	1,000	891,997
6.000%		05/15/21	Aaa	NZD	6,200	5,651,952
Overseas Private Investment Corp.,
Gov’t. Gtd. Notes
4.140%		05/15/30	NR		1,000	1,105,188
Province of British Columbia Canada (Canada),
Bonds
4.300%		06/18/42	Aaa	CAD	300	347,181

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Province of Ontario Canada (Canada),
Bonds
4.000%	06/02/21	Aa1	CAD	2,900	$3,116,087
Debs.
6.200%	06/02/31	Aa1	CAD	100	137,635
Sr. Unsec’d. Notes, MTN
4.000%	10/07/19	Aa1 $		600	662,712
Province of Quebec Canada (Canada),
Bonds
5.000%	12/01/41	Aa2	CAD	200	249,999
Notes
4.250%	12/01/21	Aa2	CAD	1,100	1,195,742
Notes, MTN
7.295%	07/22/26	Aa2		2,400	3,423,626
Sr. Unsec’d. Notes
2.750%	08/25/21	Aa2		2,200	2,197,551
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21	Baa2		6,000	6,705,000
12.500%	01/05/22	Baa3	BRL	1,500	1,029,353
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
7.375%	03/18/19	Ba1		1,000	1,260,000
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
6.625%	02/17/37	Ba1		1,000	1,210,000
6.875%	01/17/18	Ba1		1,800	2,119,500
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
8.375%	06/17/19	Ba2		1,000	1,315,000
State of North Rhine-Westphalia (Germany),
Sr. Unsec’d. Notes, MTN
3.250%	05/28/14	Aa1	NOK	25,400	4,300,739
United Kingdom Gilt (United Kingdom),
Bonds
3.750%	09/07/20	Aaa	GBP	1,000	1,796,496
4.250%	12/07/27	Aaa	GBP	1,200	2,280,600
4.250%	03/07/36	Aaa	GBP	7,000	13,339,701
4.250%	09/07/39	Aaa	GBP	3,100	5,929,101
4.250%	12/07/40	Aaa	GBP	2,900	5,544,012
4.500%	09/07/34	Aaa	GBP	1,300	2,551,466
4.750%	12/07/30	Aaa	GBP	4,200	8,461,899
Bonds, TIPS
1.875%	11/22/22	Aaa	GBP	600	1,378,811

TOTAL FOREIGN GOVERNMENT BONDS (cost $195,322,153)					200,182,672

MUNICIPAL BONDS — 0.5%
California — 0.3%
California State,
General Obligation Unlimited
7.300%	10/01/39	A1		500	595,725
Golden State Tobacco Securitization Corp.,
Revenue Bonds
5.125%	06/01/47	B3		900	583,461
San Diego County Regional Airport Authority,
Revenue Bonds
6.628%	07/01/40	A2		1,600	1,711,680

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
California (continued)
San Francisco City & County Public Utilities Commission,
Revenue Bonds
6.000%	11/01/40	Aa3	$800	$925,800
State of California,
General Obligation Unlimited
5.000%	06/01/37	A1	600	611,376
5.000%	11/01/37	A1	1,150	1,173,241
5.000%	04/01/38	A1	1,200	1,224,384
7.550%	04/01/39	A1	700	856,632
7.600%	11/01/40	A1	700	865,032
University of California,
Revenue Bonds
6.583%	05/15/49	AA-(d)	600	720,318

				9,267,649

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	600	708,534
Illinois Finance Authority,
Revenue Bonds
5.750%	07/01/33	Aa1	700	784,840

				1,493,374

Kentucky
Kentucky State Property & Building Commission,
Revenue Bonds
5.373%	11/01/25	Aa3	600	675,996

Massachusetts
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds
6.000%	07/01/36	Aaa	500	582,720

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.414%	01/01/40	A3	200	285,254
Tobacco Settlement Financing Corp.,
Revenue Bonds
5.000%	06/01/41	B2	100	71,845

				357,099

New York — 0.1%
New York City Municipal Water Finance Authority,
Revenue Bonds
5.750%	06/15/40	Aa2	500	571,830
New York City Transitional Finance Authority,
Revenue Bonds
4.725%	11/01/23	Aa1	200	233,934
4.905%	11/01/24	Aa1	200	237,048
5.075%	11/01/25	Aa1	200	228,858
Port Authority of New York & New Jersey,
Revenue Bonds
5.750%	11/01/30	Aa2	1,200	1,334,616

				2,606,286

Ohio
American Municipal Power, Inc.,
Revenue Bonds
5.939%	02/15/47	A1	700	758,408

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

MUNICIPAL BONDS (continued)
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority,
Revenue Bonds
5.875%		06/01/30	B3		$400	$296,260
5.875%		06/01/47	B3		300	215,196

						1,269,864

Puerto Rico
Puerto Rico Sales Tax Financing Corp.,
Revenue Bonds
6.000%	(s)	08/01/54	Aa2		100	6,945

Tennessee
Tennessee State School Bond Authority,
General Obligation Unlimited
4.848%		09/15/27	Aa2		900	967,734

Texas — 0.1%
State of Texas,
General Obligation Unlimited
4.631%		04/01/33	Aaa		700	770,756
4.681%		04/01/40	Aaa		700	777,175

						1,547,931

West Virginia
Tobacco Settlement Finance Authority,
Revenue Bonds
7.467%		06/01/47	B2		95	68,539

TOTAL MUNICIPAL BONDS (cost $17,209,227)						18,844,137

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.1%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.847%	(c)	09/25/35	Caa2		327	223,499
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%	(c)	03/25/58	Aaa		2,839	2,903,965
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
2.301%	(c)	09/25/45	Ba3		274	196,347
Arran Residential Mortgages Funding PLC,
Series 2010-1A, Class A1B, 144A
2.659%		05/16/47	NR	EUR	586	755,956
Series 2011-1X, Class A2B, 144A
2.910%		11/19/47	Aaa	EUR	2,500	3,204,043
Banc of America Funding Corp.,
Series 2006-8T2, Class A10
5.753%		10/25/36	Caa3		71	41,039
Series 2006-J, Class 4A1
5.743%	(c)	01/20/47	CCC(d)		54	34,344
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
2.872%	(c)	05/25/35	Caa2		1,000	703,758
Series 2005-H, Class 2A5
2.764%	(c)	09/25/35	CCC(d)		900	667,665
BCAP LLC Trust,
Series 2011-RR4, Class 8A2, 144A
12.286%	(c)	02/26/36	NR		2,700	878,188
Series 2011-RR5, Class 5A1, 144A
5.250%		08/26/37	NR		1,200	1,176,000

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2011-RR5, Class 12A1, 144A
5.636%	(c)	03/26/37	NR	$300	$221,400
Series 2011-RR5, Class 12A2, 144A
5.636%	(c)	03/26/37	NR	2,600	200,200
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
2.580%	(c)	08/25/33	A2	22	19,462
Series 2003-7, Class 6A
2.575%	(c)	10/25/33	A2	15	13,856
Series 2003-9, Class 2A1
2.853%	(c)	02/25/34	A2	216	183,099
Series 2004-2, Class 22A
2.870%	(c)	05/25/34	B1	41	34,083
Series 2004-10, Class 13A1
2.905%	(c)	01/25/35	Ba3	221	168,345
Series 2004-10, Class 21A1
2.918%	(c)	01/25/35	Ba3	382	324,700
Series 2004-10, Class 22A1
2.819%	(c)	01/25/35	Ba3	146	117,000
Series 2005-1, Class 2A1
2.727%	(c)	03/25/35	Caa2	89	68,490
Series 2005-2, Class A1
2.710%	(c)	03/25/35	Ba2	319	295,652
Series 2005-2, Class A2
3.016%	(c)	03/25/35	Baa3	94	88,753
Series 2005-4, Class 3A1
5.175%	(c)	08/25/35	Caa2	1,202	911,392
Series 2005-5, Class A1
2.220%	(c)	08/25/35	Ba2	27	25,089
Series 2005-5, Class A2
2.250%	(c)	08/25/35	Ba3	700	597,721
Series 2005-8, Class A3, 144A
5.138%	(c)	08/25/35	B3	1,000	979,953
Series 2005-9, Class A1
2.400%	(c)	10/25/35	Caa1	89	69,049
Series 2007-5, Class 3A1
5.505%	(c)	08/25/47	CCC(d)	606	434,795
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
2.772%	(c)	09/25/35	Caa3	184	116,127
Series 2005-9, Class 24A1
2.690%	(c)	11/25/35	Ca	214	117,426
Series 2005-10, Class 24A1
2.517%	(c)	01/25/36	Ca	288	138,720
Series 2006-1, Class 21A2
2.663%	(c)	02/25/36	Ca	1,538	558,856
Series 2006-2, Class 23A1
2.774%	(c)	03/25/36	Ca	376	179,207
Series 2006-4, Class 21A1
2.733%	(c)	08/25/36	Ca	298	125,046
Series 2006-5, Class 2A2
5.719%	(c)	08/25/36	Caa3	298	157,428
Series 2006-6, Class 32A1
2.823%	(c)	11/25/36	Caa3	147	70,853
Series 2006-8, Class 3A1
0.454%	(c)	02/25/34	A2	152	110,611

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.553%	(c)	01/26/36	Caa3	$1,494	$871,633
Series 2007-R6, Class 2A1
3.618%	(c)	12/26/46	Caa3	1,026	604,902
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 1A1
2.760%	(c)	02/25/37	Aa1	278	272,820
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A, Class A1, 144A
0.424%	(c)	05/25/48	Caa3	606	266,694
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
2.726%	(c)	03/25/34	Ba1	119	102,592
Series 2005-6, Class A1
2.230%	(c)	09/25/35	B1	45	40,031
Series 2005-6, Class A2
2.450%	(c)	09/25/35	B3	76	60,008
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%		06/25/35	Caa1	27	22,375
Series 2005-56, Class 2A2
2.248%	(c)	11/25/35	Caa3	33	17,304
Series 2005-56, Class 2A3
1.708%	(c)	11/25/35	Caa3	33	17,562
Series 2005-59, Class 1A1
0.587%	(c)	11/20/35	Caa3	524	264,504
Series 2005-62, Class 2A1
1.208%	(c)	12/25/35	Caa3	423	228,705
Series 2006-2CB, Class A14
5.500%		03/25/36	Caa3	78	50,154
Series 2006-15CB, Class A1
6.500%		06/25/36	Ca	197	102,956
Series 2006-OA14, Class 2A1
0.484%	(c)	11/25/46	Caa3	94	51,191
Series 2006-OA17, Class 1A1A
0.480%	(c)	12/20/46	Ca	1,989	908,607
Series 2006-OA19, Class A1
0.465%	(c)	02/20/47	Caa3	576	256,296
Series 2006-OA22, Class A1
0.454%	(c)	02/25/47	Caa3	266	149,281
Series 2007-7T2, Class A9
6.000%		04/25/37	D(d)	111	69,667
Series 2007-16CB, Class 5A1
6.250%		08/25/37	Caa3	70	41,310
Series 2007-OA4, Class A1
0.464%	(c)	05/25/47	Ca	1,228	657,073
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
2.795%	(c)	08/25/34	Caa1	195	133,784
Series 2004-12, Class 12A1
2.778%	(c)	08/25/34	Caa1	734	544,593
Series 2004-22, Class A3
2.751%	(c)	11/25/34	B3	46	32,819
Series 2004-HYB5, Class 2A1
2.697%	(c)	04/20/35	Baa3	191	167,331
Series 2005-2, Class 1A1
0.614%	(c)	03/25/35	Caa3	1,268	587,176

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-HYB9, Class 5A1
2.610%	(c)	02/20/36	Ca	$181	$106,500
Series 2005-R2, Class 1AF1, 144A
0.634%	(c)	06/25/35	Ba1	61	51,005
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
2.567%	(c)	08/25/33	Aaa	45	42,256
Series 2004-AR6, Class 9A2
1.034%	(c)	10/25/34	Aaa	97	83,988
Crusade Global Trust (Australia),
Series 2004-2, Class A2
1.600%	(c)	11/19/37	Aaa	EUR 137	173,668
Series 2005-2, Class A2
4.848%		08/14/37	AAA(d)	AUD 935	920,338
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%		10/25/18	A2	346	354,127
Series 2006-AB4, Class A1B1
0.394%	(c)	10/25/36	Ca	22	7,969
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%		06/25/35	Aaa	134	143,036
Series 2006-16, Class FC
0.594%	(c)	03/25/36	Aaa	143	141,974
Series 2006-118, Class A2
0.317%	(c)	12/25/36	Aaa	180	170,492
Series 2011-3, Class FA
0.974%	(c)	02/25/41	Aaa	1,121	1,126,658
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
1.609%	(c)	07/25/44	Aaa	512	521,003
First Horizon Asset Securities, Inc.,
Series 2003-AR4, Class 2A1
2.541%	(c)	12/25/33	Baa3	21	18,583
Series 2007-AR1, Class 1A1
5.615%	(c)	05/25/37	CC(d)	974	575,523
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A2, 144A
1.805%	(c)	10/18/54	Aaa	1,500	1,493,675
Freddie Mac Reference REMIC,
Series R006, Class ZA
6.000%		04/15/36	Aaa	421	504,810
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%		09/15/34	Aaa	567	641,351
Series 3172, Class FK
0.728%	(c)	08/15/33	Aaa	1,381	1,378,708
Series 3174, Class FM
0.518%	(c)	05/15/36	Aaa	83	82,346
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.432%	(c)	04/24/47	Aaa	GBP 800	1,215,310
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.585%	(c)	03/20/37	Aaa	973	972,422
Granite Master Issuer PLC (United Kingdom),
Series 2005-1, Class A4
0.485%	(c)	12/20/54	Aaa	1,103	1,052,229

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Granite Mortgages PLC (United Kingdom),
Series 2003-2, Class 1A3
0.909%	(c)	07/20/43	Aaa	$1,181	$1,132,023
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
2.798%	(c)	10/25/33	B(d)	1,056	836,974
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.860%	(c)	03/25/33	A2	18	17,245
Series 2005-AR1, Class 1A1
2.853%	(c)	01/25/35	BBB-(d)	71	59,464
Series 2005-AR2, Class 2A1
2.739%	(c)	04/25/35	B2	740	581,411
Series 2005-AR3, Class 6A1
2.767%	(c)	05/25/35	Caa2	740	553,064
Series 2005-AR6, Class 4A5
2.680%	(c)	09/25/35	BB(d)	1,000	741,137
Series 2006-AR1, Class 2A1
2.765%	(c)	01/25/36	CC(d)	376	259,828
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
2.940%	(c)	05/19/33	AAA(d)	47	42,730
Series 2004-1, Class 2A
2.652%	(c)	04/19/34	Aa3	255	229,727
Series 2005-2, Class 2A1A
0.505%	(c)	05/19/35	Caa3	59	31,075
Series 2005-10, Class 2A1A
0.595%	(c)	11/19/35	Caa3	1,099	638,463
Series 2006-1, Class 2A1A
0.525%	(c)	03/19/36	Caa3	724	377,586
Series 2006-SB1, Class A1A
1.058%	(c)	12/19/36	Caa3	623	283,349
Series 2007-1, Class 2A1A
0.415%	(c)	04/19/38	Caa3	1,001	576,088
Holmes Master Issuer PLC (United Kingdom),
Series 2011-1X, Class A3, 144A
2.922%	(c)	10/15/54	Aaa	EUR 1,800	2,316,041
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.066%	(c)	11/25/35	Caa1	214	157,316
Indymac Index Mortgage Loan Trust,
Series 2005-AR12, Class 2A1A
0.534%	(c)	07/25/35	Caa2	100	59,500
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A1
5.550%	(c)	10/25/36	Caa1	313	293,924
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
2.053%	(c)	11/25/33	Aaa	26	24,714
Series 2005-A2, Class 7CB1
4.856%	(c)	04/25/35	Ba2	242	217,684
Series 2005-A6, Class 2A1
2.773%	(c)	08/25/35	B(d)	95	78,214
Series 2005-ALT1, Class 3A1
5.075%	(c)	10/25/35	CCC(d)	202	154,321
Series 2006-A1, Class 3A2
5.271%	(c)	02/25/36	CC(d)	110	83,402
Series 2007-A1, Class 1A1

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.810%	(c)	07/25/35	Ba3		$119	$106,652
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.711%	(c)	12/15/49	AA-(d)	GBP	2,872	3,501,967
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.384%	(c)	12/25/33	Baa1		293	252,835
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.266%	(c)	02/25/33	AAA(d)		120	103,039
Series 2005-A8, Class A3A2
0.544%	(c)	08/25/36	B2		43	33,892
Series 2005-A10, Class A
0.504%	(c)	02/25/36	B2		285	183,752
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 1A
1.996%	(c)	10/25/35	Baa1		134	112,223
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
2.255%	(c)	06/25/36	B3		301	223,228
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.724%	(c)	10/07/20	Aaa		570	571,047
Series 2010-R2, Class 1A
0.644%	(c)	11/06/17	Aaa		594	594,385
Series 2010-R3, Class 1A
0.834%	(c)	12/08/20	Aaa		369	369,940
Series 2010-R3, Class 2A
0.834%	(c)	12/08/20	Aaa		2,654	2,665,973
Newgate Funding PLC (United Kingdom),
Series 2007-3X, Class A2B
2.026%	(c)	12/15/50	Aaa	EUR	3,100	3,213,805
Series 2007-3X, Class A3
2.061%	(c)	12/15/50	Aa2	GBP	1,600	1,721,719
Series 2007-3X, Class BA
2.311%	(c)	12/15/50	A3	GBP	400	304,404
Permanent Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A1, 144A
1.803%	(c)	07/15/42	Aaa		1,700	1,693,170
Series 2011-1A, Class 1A3, 144A
2.872%	(c)	07/15/42	Aaa	EUR	3,800	4,896,799
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.602%	(c)	08/25/33	Aa3		147	143,197
Puma Finance Ltd. (Australia),
Series G5, Class A1, 144A
0.549%	(c)	02/21/38	Aaa		231	219,231
Series P10, Class BA(g)
5.293%		07/12/36	Aaa	AUD	80	78,978
Residential Accredit Loans, Inc.,
Series 2006-QO6, Class A1
0.474%	(c)	06/25/46	Caa2		550	172,770
Series 2007-QH7, Class 1A1
0.544%	(c)	08/25/37	Caa3		695	376,584
Series 2007-QO2, Class A1
0.444%	(c)	02/25/47	Ca		484	192,090

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust,
Series 2005-A4, Class A1
0.744%	(c)	04/25/35	CCC(d)		$396	$254,843
Series 2005-A15, Class 5A1
5.750%		02/25/36	Caa3		533	348,737
Series 2006-R1, Class A2
0.694%	(c)	01/25/46	Caa3		154	64,280
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
3.033%	(c)	09/25/35	Caa3		411	256,351
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.485%	(c)	07/20/36	B1		325	232,189
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.480%	(c)	02/25/34	Baa1		346	312,582
Series 2004-4, Class 3A2
2.482%	(c)	04/25/34	Baa3		57	46,740
Series 2004-12, Class 7A1
2.595%	(c)	09/25/34	Baa3		62	57,588
Series 2004-18, Class 5A
5.500%	(c)	12/25/34	B3		181	162,828
Series 2005-18, Class 6A1
2.533%	(c)	09/25/35	Caa2		1,019	766,943
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
0.945%	(c)	10/19/34	Aa3		19	15,390
Series 2005-AR5, Class A2
0.535%	(c)	07/19/35	A1		456	360,541
Series 2007-AR4, Class A3
0.514%	(c)	09/25/47	C		400	128,054
Structured Asset Securities Corp.,
Series 2006-11, Class A1, 144A
2.650%	(c)	10/25/35	B-(d)		77	60,408
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
5.878%	(c)	11/07/40	AAA(d)	AUD	512	526,807
Swan (Australia),
Series 2006-1, Class A2
4.818%		05/12/37	NR	AUD	340	337,776
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A6
5.970%		09/25/36	C		284	50,842
Torrens Trust (Australia),
Series 2005-3E, Class A1
1.752%	(c)	10/15/36	Aaa	EUR	767	980,689
Series 2007-1, Class A
4.810%	(c)	10/19/38	Aaa	AUD	328	330,486
Washington Mutual Alternative Mortgage Pass- Through Certificates,
Series 2006-AR5, Class 3A
1.148%	(c)	07/25/46	Ca		99	31,538
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
1.408%	(c)	11/25/42	B3		3	2,154
Series 2003-AR5, Class A7
2.581%	(c)	06/25/33	A1		16	15,210
Series 2005-AR10, Class 3A1
5.550%	(c)	08/25/35	CC(d)		64	52,649

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	PrIncipal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-AR12, Class 1A6
2.482%	(c)	10/25/35	CCC(d)	$1,915	$1,383,354
Series 2005-AR16, Class 1A3
2.470%	(c)	12/25/35	CCC(d)	1,200	866,320
Series 2006-AR2, Class 2A1
5.376%	(c)	03/25/36	CC(d)	485	400,887
Series 2006-AR5, Class A12A
1.188%	(c)	06/25/46	Caa1	128	80,306
Series 2006-AR7, Class 3A
2.718%	(c)	07/25/46	B2	481	311,547
Series 2006-AR10, Class 1A2
5.836%	(c)	09/25/36	CC(d)	147	98,528
Series 2006-AR13, Class 2A
2.718%	(c)	10/25/46	Caa2	263	176,093
Series 2006-AR15, Class 2A
1.708%	(c)	11/25/46	Caa1	175	111,538
Series 2006-AR19, Class 1A1A
0.938%	(c)	01/25/47	Caa2	282	153,444
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-AR1, Class 2A
2.119%	(c)	02/25/33	Aa1	12	10,449
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1
2.701%	(c)	09/25/34	A1	129	126,444
Series 2005-AR11, Class 1A1
2.717%	(c)	06/25/35	Ba3	402	389,377
Series 2006-AR2, Class 2A3
2.666%	(c)	03/25/36	CCC(d)	668	513,385
Series 2006-AR8, Class 3A1
2.680%	(c)	04/25/36	CC(d)	265	200,891
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR2, Class 2A1
2.666%	(c)	03/25/36	Bb	2,124	1,639,343
Series 2006-AR6, Class 3A1
2.689%	(c)	03/25/36	B3	424	337,128
Series 2006-AR10, Class 5A6
2.730%	(c)	07/25/36	CC(d)	369	258,488

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $85,587,698)					79,341,563

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal Home Loan Mortgage Corp., Notes
0.247%	(c)	03/21/13		4,000	4,001,950
Federal National Mortgage Assoc., Notes
0.750%		12/18/13		3,100	3,111,836
1.250%		03/14/14		1,000	1,016,741
5.375%		04/11/22		200	202,501

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,300,738)					8,333,028

Interest Rate		Maturity Date	PrIncipal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.5%
Federal Home Loan Mortgage Corp.
4.500%		03/01/39-09/01/41	$10,999	$11,662,238
4.500%		TBA	3,000	3,178,594
4.748%	(c)	03/01/35	45	46,947
5.500%		10/01/36	100	108,488
Federal National Mortgage Assoc.
1.418%	(c)	11/01/42-07/01/44	306	309,872
2.260%	(c)	06/01/35	219	230,618
3.000%		TBA	18,000	18,531,562
3.166%	(c)	09/01/19	2	2,106
3.500%		03/01/26-12/01/41	22,041	22,694,161
3.500%		TBA	74,000	77,376,250
3.500%		TBA	23,000	23,654,062
3.500%		TBA	36,000	37,023,750
4.000%		04/01/24-08/01/41	57,553	60,586,372
4.000%		TBA	31,000	32,690,467
4.500%		11/01/25-07/01/41	13,942	14,848,199
4.500%		TBA	3,000	3,192,187
5.000%		04/01/30	835	902,552
5.500%		11/01/36-03/01/37	4,359	4,756,988
6.000%		06/01/38	677	745,493
Government National Mortgage Assoc.
4.500%		06/15/40-03/15/41	8,281	9,036,806

TOTAL U.S. GOVERNMENT MORTGAGE- BACKED SECURITIES (cost $316,017,720)				321,577,712

U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Bonds
3.125%		11/15/41	7,500	7,857,420
3.750%		08/15/41	5,200	6,115,689
3.875%		08/15/40	8,000	9,590,000
4.250%		11/15/40	1,800	2,295,562
4.375%		05/15/40-05/15/41	4,300	5,600,031
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%		04/15/16(h)	7,600	8,127,810
0.500%		04/15/15	3,400	3,717,141
0.625%		04/15/13-07/15/21	21,700	23,326,716
1.125%		01/15/21	15,100	17,431,455
1.250%		04/15/14-07/15/20	9,100	10,601,933
1.375%		01/15/20	18,600	22,175,749
1.625%		01/15/15	1,700	2,174,266
1.750%		01/15/28(k)	4,600	5,979,165
1.875%		07/15/13-07/15/19	11,650	14,836,674
2.000%		04/15/12-01/15/26	12,000	15,626,141
2.010%		01/15/16(h)	6,100	7,778,654
2.125%		01/15/19(k)	6,300	7,897,444
2.125%		02/15/40-02/15/41(k)	8,200	11,488,441
2.375%		01/15/25-01/15/27	19,200	28,359,547
2.500%		07/15/16-01/15/29	12,600	17,706,965
3.000%		07/15/12	700	900,506
3.375%		04/15/32	800	1,571,901
3.625%		04/15/28	8,300	17,277,487
3.875%		04/15/29(k)	9,300	19,960,300
U.S. Treasury Notes
0.375%		06/30/13(k)(l)	24,986	25,045,542
2.000%		11/15/21	21,900	22,149,791
2.125%		08/15/21	10,300	10,563,937

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
2.375%	06/30/18	$110,000	$117,871,820
3.125%	05/15/21	18,800	20,991,365
3.625%	02/15/21	100	116,102

TOTAL U.S. TREASURY OBLIGATIONS (cost $459,737,826)			465,135,554

TOTAL LONG-TERM INVESTMENTS (cost $3,716,264,116)			3,697,554,477

		Shares

SHORT-TERM INVESTMENTS — 16.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 13.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $506,683,675; includes $186,551,991 of cash collateral for securities on loan)(w)(Note 4)		506,683,675	506,683,675

		Principal Amount (000)#

REPURCHASE AGREEMENTS(m) — 1.9%
Credit Suisse Securities, 0.050%, dated 12/30/11, due 01/03/12 due in the amount of $5,600,031		$5,600	5,600,000
Deutsche Bank Securities, Inc. , 0.030%, dated 12/30/11, due 01/03/12 due in the amount of $23,700,079.		23,700	23,700,000
JPMorgan Securities LLC, 0.060%, dated 12/30/11, due 01/03/12 due in the amount of $5,000,033		5,000	5,000,000
JPMorgan Securities LLC, 0.070%, dated 12/30/11, due 01/03/12 due in the amount of $5,000,039		5,000	5,000,000
JPMorgan Securities LLC, 0.070%, dated 12/30/11, due 01/03/12 due in the amount of $5,500,043		5,500	5,500,000
Morgan Stanley Co. LLC, 0.060%, dated 12/30/11, due 01/03/12 due in the amount of $14,200,095.		14,200	14,200,000
Morgan Stanley Co. LLC, 0.060%, dated 12/30/11, due 01/03/12 due in the amount of $14,200,095.		14,200	14,200,000

TOTAL REPURCHASE AGREEMENTS (cost $73,200,000)			73,200,000

U.S. TREASURY OBLIGATIONS(n) — 1.4%
U.S. Treasury Bills(n)
0.013%	01/05/12(h)	430	430,000
0.030%	06/28/12	900	899,734
0.040%	06/07/12(k)	500	499,902
0.040%	06/28/12	1,500	1,499,557
0.045%	06/14/12(h)	14,160	14,156,800
0.057%	04/26/12(k)	200	199,986
0.057%	04/26/12	200	199,986

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS(n) (continued)
0.072%	05/31/12(h)	$310	$309,949
0.143%	05/03/12(h)(k)	300	299,975
0.143%	05/03/12	391	390,967
0.183%	06/28/12	22,500	22,493,364
0.229%	04/05/12(h)(k)	1,713	1,712,911
0.023%	02/16/12(k)	200	199,997
0.025%	06/28/12(k)(l)	8,050	8,047,625
0.055%	02/09/12(k)	700	699,989

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,042,181)			52,040,742

CERTIFICATES OF DEPOSIT(n) — 0.1%
Banco Brasil
1.097%	01/17/12	1,400	1,399,285
Iatu Unibanco
1.382%	01/11/12	1,400	1,399,417

TOTAL CERTIFICATES OF DEPOSIT (cost $2,798,702)			2,798,702

	Counterparty	Notional Amount (000)#

OPTIONS PURCHASED*
Call Options
Brent Crude Future,
expiring 06/11/12, Strike Price $140.00		2	2,660
Gold 100 OZ Future,
expiring 11/15/13, Strike Price $130.00		16	70,720
WTI Crude Future,
expiring 11/17/15, Strike Price $150.00		25	102,000

			175,380

Put Options
5 Year Euro-Bobl,
expiring 02/24/12, Strike Price $109.00		EUR 43,500	2,815
10 Year Euro-Bund,
expiring 02/24/12, Strike Price $111.50		EUR 18,000	2,330
Heating Oil Future,
expiring 03/27/12, Strike Price $225.00		168	2,503
expiring 03/27/12, Strike Price $225.00		210	3,150
Interest Rate Swap Options,
Pay a fixed rate of 3. 75% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12 Bank of America		2,000	29,889

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Counterparty	Notional Amount (000)#		Value (Note 2)

OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 3. 75% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	$3,100		$46,328
Pay a fixed rate of 3. 75% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	2,300		34,373
Pay a fixed rate of 2. 00% and receive a floating rate based on 3-month LIBOR, expiring 11/19/12 & Co.	Goldman Sachs	3,900		1,689
Pay a fixed rate of 2. 00% and receive a floating rate based on 3-month LIBOR, expiring 11/19/12 & Co.	Goldman Sachs	6,000		2,599
London Gold Market Fixing Ltd. PM Fix Price/USD ,
expiring 08/06/12, Strike Price $1,565.00		—	(r)	22,794
expiring 08/08/12, Strike Price $1,650.00		—	(r)	16,367

				164,837

TOTAL OPTIONS PURCHASED (cost $640,778)				340,217

TOTAL SHORT-TERM INVESTMENTS (cost $635,365,336)				635,063,336

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD
SHORT AND OPTIONS WRITTEN — 114.5% (cost $4,351,629,452)				4,332,617,813

Interest Rate	Maturity Date	Principal Amount (000)#

SECURITIES SOLD SHORT — (1.5)%
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES
Federal National Mortgage Assoc.
4.000%	TBA	24,000	(25,211,251)
4.500%	TBA	9,000	(9,593,439)
5.000%	TBA	1,000	(1,080,312)
5.500%	TBA	10,000	(10,889,062)
Government National Mortgage Assoc.
4.500%	TBA	9,000	(9,805,781)

TOTAL SECURITIES SOLD SHORT (proceeds received $56,120,312)			(56,579,845)

		Notional Amount (000)#

OPTIONS WRITTEN*
Call Options
Brent Crude Future,
expiring 11/10/15, Strike Price $160.00		25	(103,000)

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Call Options (continued)
Gasoline Future,
expiring 05/25/12, Strike Price $350.00		$84	$(3,125)
Gold 100 OZ Future,
expiring 11/11/13, Strike Price $140.00		16	(67,360)
Interest Rate Swap Options,
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12 & Co.	Goldman Sachs	1,800	(3,669)
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12 & Co.	Goldman Sachs	1,800	(3,669)
Pay a fixed rate of 0. 80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12 Chase	JPMorgan	1,700	(3,465)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12 Chase	JPMorgan	1,100	(2,242)
Pay a fixed rate of 1. 06% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	3,600	(23,163)
Pay a fixed rate of 0. 92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	5,400	(23,731)
Pay a fixed rate of 0. 92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	4,100	(18,018)

			(251,442)

Put Options
Brent Crude Future,
expiring 03/12/12, Strike Price $80.00		5	(3,250)
expiring 03/12/12, Strike Price $80.00		4	(2,600)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets	1,500	(5,735)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets	4,200	(16,663)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	700	(2,948)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	400	(1,685)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank	800	(3,816)
Interest Rate Swap Options,

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	$2,700	$(175)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	2,600	(168)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	4,500	(153)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	4,500	(153)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	2,000	(68)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	2,000	(68)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	5,200	(177)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	1,500	(51)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	2,500	(85)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	1,000	(34)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	2,800	(95)

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	$2,500	$(85)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Barclays Capital Group	200	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Credit Suisse First Boston Corp.	100	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	3,500	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	2,300	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR,expiring 07/10/12	Morgan Stanley	300	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	600	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	400	—
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR,expiring 09/24/12	Bank of America	10,300	(4,169)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR,expiring 09/24/12	Bank of America	9,100	(28,659)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR,expiring 09/24/12	Bank of America	800	(324)

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	$400	$(162)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	400	(162)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	13,700	(43,145)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Goldman Sachs & Co.	1,800	(729)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	800	(324)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	600	(243)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	18,700	(7,569)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	16,900	(6,840)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	10,300	(32,438)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,800	(3,116)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,800	(3,116)

	Counterparty	Notional Amount (000)#		Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	$1,700		$(2,943)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	1,100		(1,904)
Receive a fixed rate of 1.06% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	3,600		(8,699)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	5,400		(19,300)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	4,100		(14,654)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.	6,000		(8,150)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.	3,900		(5,298)
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, expiring 07/11/13	Deutsche Bank	17,800		(24,368)
London Platinum & Palladium Market Platinum PM Fix USD,
expiring 08/06/12, Strike Price $1,565.00		—	(r)	(46,397)
expiring 08/08/12, Strike Price $1,650.00		—	(r)	(29,582)

				(330,300)

TOTAL OPTIONS WRITTEN (premiums received $1,701,689)				(581,742)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD
SHORT AND OPTIONS WRITTEN — 113.0% (cost $4,293,807,451)				4,275,456,226
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (13.0)%				(491,184,524)

NET ASSETS — 100.0%				$3,784,271,702

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligations
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
iBoxx	Bond Market Indices
IO	Interest Only
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NSA	Non-Seasonally Adjusted
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduits
SFH	Single Family Housing
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
USD	United States Dollar

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $181,559,158; cash collateral of $186,551,991 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(l)	Represents security, or a portion thereof, segregated as collateral for forward foreign currency exchange contracts.

(m)	Repurchase agreements are collateralized by, FNMA (coupon rate 0.870%, maturity date 9/12/14), U.S. Treasury Notes (coupon rates 0.375%-2.625%, maturity dates 06/30/13-06/30/14) and U.S. Treasury Bonds (coupon rate 5.00%, maturity date 05/15/37), with the aggregate value, including accrued interest, of $75,064,716.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation) (1)
Long Positions:
65	90 Day Euro Dollar	Mar. 2013	$16,071,513	$16,128,125	$56,612
88	90 Day Euro Dollar	Jun. 2013	21,701,350	21,831,700	130,350
58	90 Day Euro Dollar	Sep. 2013	14,308,524	14,385,450	76,926
139	90 Day Euro Dollar	Dec. 2013	34,214,412	34,456,362	241,950
477	5 Year Euro-Bobl	Mar. 2012	76,003,805	77,237,391	1,233,586
15	10 Year Canadian Bonds	Mar. 2012	1,947,775	1,970,650	22,875
424	10 Year Euro-Bund.	Mar. 2012	73,871,338	76,299,695	2,428,357
13	10 Year Japanese Government Bond	Mar. 2012	23,925,426	24,052,618	127,192
158	10 Year U.K. Gilt	Mar. 2012	28,063,035	28,696,267	633,232
356	10 Year U.S. Treasury Notes	Mar. 2012	46,222,499	46,680,500	458,001
39	30 Year U.S. Treasury Bonds	Mar. 2012	5,531,797	5,647,689	115,892
510	Mini MSCI EAFE	Mar. 2012	35,670,230	35,939,700	269,470
73	Russell 2000 Mini	Mar. 2012	5,420,990	5,393,240	(27,750)
293	S&P 500	Mar. 2012	90,031,763	91,752,950	1,721,187

					7,487,880

Short Position:
182	5 Year U.S. Treasury Notes.	Mar. 2012	22,332,563	22,432,922	(100,359)

					$7,387,521

Commodity futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation) (1)
Long Positions:
6	Gold 100 OZ	Feb. 2012	$1,026,620	$940,080	$(86,540)
5	Wheat	Jul. 2012	170,050	183,000	12,950

					(73,590)

Short Position:
5	Wheat	Jul. 2012	159,687	171,563	(11,876)

					$(85,466)

(1)	Cash of $5,651,000 and U.S. Treasury Securities and Canadian Government Bonds, with a market value of $17,855,445 have been segregated to cover requirement for open futures contracts as of December 31, 2011. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2011.

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/23/12	Citigroup Global Markets	AUD	682	$674,018	$693,119	$19,101
Brazilian Real,
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	3,384	1,803,988	1,811,844	7,856
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	166	88,515	88,900	385
Expiring 01/04/12	Morgan Stanley	BRL	2,843	1,475,444	1,522,080	46,636
Expiring 01/04/12	UBS Securities	BRL	3,384	1,889,403	1,811,844	(77,559)
Expiring 01/04/12	UBS Securities	BRL	2,843	1,515,480	1,522,080	6,600
Expiring 01/04/12	UBS Securities	BRL	166	92,706	88,900	(3,806)
Expiring 03/02/12	UBS Securities	BRL	2,843	1,569,013	1,502,802	(66,211)
British Pound,
Expiring 03/12/12	Barclays Capital Group	GBP	909	1,421,326	1,410,676	(10,650)
Expiring 03/12/12	Barclays Capital Group	GBP	338	530,506	524,541	(5,965)
Expiring 03/12/12	Citigroup Global Markets	GBP	1,477	2,309,863	2,292,154	(17,709)
Expiring 03/12/12	UBS Securities	GBP	909	1,424,789	1,410,675	(14,114)
Expiring 03/12/12	UBS Securities	GBP	183	285,653	283,997	(1,656)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 01/06/12	Citigroup Global Markets	CAD	371	$364,326	$364,113	$(213)
Expiring 02/09/12	Barclays Capital Group	CAD	443	433,089	434,437	1,348
Expiring 02/09/12	Citigroup Global Markets	CAD	249	243,839	244,187	348
Chinese Yuan,
Expiring 02/13/12	Barclays Capital Group	CNY	2,863	443,969	454,415	10,446
Expiring 02/13/12	Barclays Capital Group	CNY	2,572	399,848	408,304	8,456
Expiring 02/13/12	Citigroup Global Markets	CNY	2,728	423,067	432,954	9,887
Expiring 02/13/12	Citigroup Global Markets	CNY	2,112	328,600	335,184	6,584
Expiring 02/13/12	Citigroup Global Markets	CNY	1,486	230,867	235,914	5,047
Expiring 02/13/12	Deutsche Bank	CNY	14,242	2,193,740	2,260,678	66,938
Expiring 02/13/12	Deutsche Bank	CNY	5,355	826,648	849,969	23,321
Expiring 02/13/12	Deutsche Bank	CNY	2,713	421,073	430,646	9,573
Expiring 02/13/12	Deutsche Bank	CNY	2,611	405,250	414,496	9,246
Expiring 02/13/12	Hong Kong & Shanghai Bank	CNY	2,552	400,000	405,094	5,094
Expiring 02/13/12	JPMorgan Chase	CNY	5,314	834,000	843,496	9,496
Expiring 02/13/12	JPMorgan Chase	CNY	5,309	833,000	842,683	9,683
Expiring 02/13/12	JPMorgan Chase	CNY	5,308	833,000	842,550	9,550
Expiring 02/13/12	JPMorgan Chase	CNY	3,306	514,000	524,707	10,707
Expiring 02/13/12	JPMorgan Chase	CNY	2,762	428,673	438,453	9,780
Expiring 02/13/12	UBS Securities	CNY	2,180	338,603	346,113	7,510
Expiring 06/01/12	Barclays Capital Group	CNY	16,295	2,584,000	2,583,279	(721)
Expiring 06/01/12	Barclays Capital Group	CNY	3,198	500,000	506,995	6,995
Expiring 06/01/12	Citigroup Global Markets	CNY	2,741	430,559	434,534	3,975
Expiring 06/01/12	Citigroup Global Markets	CNY	2,384	374,477	377,935	3,458
Expiring 06/01/12	Citigroup Global Markets	CNY	1,495	237,000	236,953	(47)
Expiring 06/01/12	Citigroup Global Markets	CNY	1,381	216,949	218,952	2,003
Expiring 06/01/12	Citigroup Global Markets	CNY	1,217	193,000	192,900	(100)
Expiring 06/01/12	JPMorgan Chase	CNY	27,038	4,223,000	4,286,427	63,427
Expiring 06/01/12	JPMorgan Chase	CNY	20,507	3,198,000	3,251,102	53,102
Expiring 06/01/12	JPMorgan Chase	CNY	13,512	2,111,000	2,142,204	31,204
Expiring 06/01/12	JPMorgan Chase	CNY	6,979	1,106,000	1,106,480	480
Expiring 06/01/12	JPMorgan Chase	CNY	6,979	1,106,000	1,106,480	480
Expiring 06/01/12	JPMorgan Chase	CNY	2,477	393,000	392,641	(359)
Expiring 06/01/12	JPMorgan Chase	CNY	1,822	289,000	288,874	(126)
Expiring 02/01/13	Citigroup Global Markets	CNY	6,813	1,085,396	1,075,577	(9,819)
Expiring 02/01/13	Deutsche Bank	CNY	5,642	896,585	890,739	(5,846)
Expiring 02/01/13	Deutsche Bank	CNY	3,634	574,235	573,754	(481)
Expiring 02/01/13	JPMorgan Chase	CNY	1,682	267,929	265,590	(2,339)
Expiring 08/05/13	Deutsche Bank	CNY	5,000	798,212	780,989	(17,223)
Expiring 08/05/13	Deutsche Bank	CNY	1,000	159,642	156,197	(3,445)
Expiring 08/05/13	UBS Securities	CNY	15,564	2,464,598	2,431,052	(33,546)
Expiring 08/05/13	UBS Securities	CNY	2,582	408,857	403,292	(5,565)
Expiring 04/25/14	Barclays Capital Group	CNY	3,894	640,000	603,717	(36,283)
Expiring 04/25/14	Citigroup Global Markets	CNY	19,398	3,180,000	3,007,116	(172,884)
Expiring 04/25/14	Citigroup Global Markets	CNY	3,171	522,000	491,598	(30,402)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	11,644	1,912,000	1,805,088	(106,912)
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	2,598	427,000	402,793	(24,207)
Expiring 04/25/14	JPMorgan Chase	CNY	11,634	1,912,000	1,803,606	(108,394)
Expiring 04/25/14	JPMorgan Chase	CNY	7,399	1,213,000	1,147,054	(65,946)
Expiring 04/25/14	Royal Bank of Scotland	CNY	19,406	3,180,000	3,008,348	(171,652)
Expiring 04/25/14	UBS Securities	CNY	2,605	427,000	403,786	(23,214)
Expiring 04/25/14	UBS Securities	CNY	2,592	427,000	401,800	(25,200)
Expiring 09/08/15	Barclays Capital Group	CNY	2,210	360,000	337,003	(22,997)
Expiring 09/08/15	Barclays Capital Group	CNY	762	125,966	116,162	(9,804)
Expiring 09/08/15	Citigroup Global Markets	CNY	7,911	1,311,248	1,206,192	(105,056)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,520	581,818	536,667	(45,151)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,472	239,000	224,461	(14,539)
Expiring 09/08/15	Morgan Stanley	CNY	1,046	170,000	159,399	(10,601)
Expiring 09/08/15	Morgan Stanley	CNY	739	120,000	112,609	(7,391)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 01/04/12	Credit Suisse First Boston Corp.	EUR	22,188	$29,641,393	$28,717,739	$(923,654)
Expiring 01/05/12	Hong Kong & Shanghai Bank	EUR	1,056	1,360,270	1,367,428	7,158
Expiring 01/05/12	Morgan Stanley	EUR	1,056	1,361,110	1,367,428	6,318
Expiring 01/06/12	Citigroup Global Markets	EUR	42	54,524	54,361	(163)
Expiring 01/17/12	Citigroup Global Markets	EUR	2,113	2,745,748	2,735,081	(10,667)
Expiring 01/17/12	Citigroup Global Markets	EUR	1,179	1,541,993	1,526,106	(15,887)
Expiring 01/17/12	Citigroup Global Markets	EUR	558	725,096	722,279	(2,817)
Expiring 01/17/12	JPMorgan Chase	EUR	832	1,082,663	1,076,946	(5,717)
Expiring 01/17/12	JPMorgan Chase	EUR	336	456,851	434,921	(21,930)
Expiring 01/17/12	Morgan Stanley	EUR	329	425,098	425,860	762
Expiring 01/17/12	Royal Bank of Canada	EUR	350	475,550	453,042	(22,508)
Expiring 01/17/12	UBS Securities	EUR	604	785,991	781,822	(4,169)
Expiring 02/02/12	Citigroup Global Markets	EUR	22,188	28,962,662	28,723,817	(238,845)
Expiring 02/02/12	JPMorgan Chase	EUR	22,188	28,951,461	28,723,818	(227,643)
Expiring 02/17/12	Barclays Capital Group	EUR	590	768,116	763,905	(4,211)
Expiring 02/17/12	Deutsche Bank	EUR	206	284,889	266,719	(18,170)
Expiring 02/17/12	JPMorgan Chase	EUR	116	156,992	150,192	(6,800)
Expiring 02/17/12	Royal Bank of Canada	EUR	499	667,273	646,082	(21,191)
Expiring 03/14/12	JPMorgan Chase	EUR	801	1,072,940	1,037,391	(35,549)
Expiring 05/23/12	Deutsche Bank	EUR	7,843	10,495,503	10,168,303	(327,200)
Hong Kong Dollar,
Expiring 02/16/12	Citigroup Global Markets	HKD	3,000	385,109	386,333	1,224
Expiring 02/16/12	Credit Suisse First Boston Corp.	HKD	10,800	1,386,411	1,390,801	4,390
Expiring 02/16/12	JPMorgan Chase	HKD	7,788	1,002,160	1,002,868	708
Expiring 02/16/12	UBS Securities	HKD	17,428	2,243,404	2,244,398	994
Expiring 02/16/12	UBS Securities	HKD	4,700	603,613	605,256	1,643
Indian Rupee,
Expiring 07/12/12	JPMorgan Chase	INR	167,647	3,606,861	3,056,322	(550,539)
Expiring 07/12/12	JPMorgan Chase	INR	136,021	2,926,446	2,479,763	(446,683)
Expiring 07/12/12	JPMorgan Chase	INR	33,406	718,729	609,025	(109,704)
Indonesia Rupiah,
Expiring 01/31/12	Citigroup Global Markets	IDR	11,040,000	1,216,797	1,213,400	(3,397)
Expiring 01/31/12	Citigroup Global Markets	IDR	2,672,100	294,511	293,689	(822)
Expiring 01/31/12	UBS Securities	IDR	7,221,200	806,838	793,678	(13,160)
Japanese Yen,
Expiring 01/13/12	Barclays Capital Group	JPY	84,126	1,084,056	1,093,209	9,153
Expiring 01/13/12	Citigroup Global Markets	JPY	35,464	461,924	460,851	(1,073)
Expiring 01/13/12	Citigroup Global Markets	JPY	30,247	387,352	393,057	5,705
Expiring 01/13/12	Deutsche Bank	JPY	20,158	262,044	261,951	(93)
Expiring 01/13/12	JPMorgan Chase	JPY	21,918	281,537	284,822	3,285
Expiring 01/13/12	JPMorgan Chase	JPY	17,906	229,600	232,686	3,086
Expiring 03/22/12	Bank of New York Mellon	JPY	88,868	1,139,187	1,156,382	17,195
Expiring 03/22/12	Bank of New York Mellon	JPY	72,715	945,739	946,194	455
Malaysian Ringgit,
Expiring 04/23/12	Citigroup Global Markets	MYR	437	141,174	137,166	(4,008)
Expiring 04/23/12	UBS Securities	MYR	3,117	1,025,848	978,532	(47,316)
Expiring 04/23/12	UBS Securities	MYR	2,268	746,495	712,064	(34,431)
Mexican Peso,
Expiring 03/15/12	Barclays Capital Group	MXN	2,346	166,867	167,090	223
Expiring 03/15/12	Barclays Capital Group	MXN	253	18,104	18,009	(95)
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	9,750	718,639	694,400	(24,239)
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	1,673	118,988	119,160	172
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	128,112	4,470,056	4,232,191	(237,865)
Expiring 01/11/12	Barclays Capital Group	TWD	42,082	1,468,336	1,390,201	(78,135)
Norwegian Krone,
Expiring 03/08/12	Barclays Capital Group	NOK	7,571	1,306,730	1,262,683	(44,047)
Philippine Peso,
Expiring 03/15/12	Barclays Capital Group	PHP	35,022	819,319	795,507	(23,812)

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Philippine Peso (continued),
Expiring 03/15/12	Citigroup Global Markets	PHP	159,848	$3,686,110	$3,630,894	$(55,216)
Expiring 03/15/12	Citigroup Global Markets	PHP	43,985	1,014,297	999,103	(15,194)
Singapore Dollar,
Expiring 02/10/12	JPMorgan Chase	SGD	1,090	836,229	840,298	4,069
Expiring 02/10/12	JPMorgan Chase	SGD	30	22,640	22,750	110
South Korean Won,
Expiring 02/27/12	Citigroup Global Markets	KRW	9,456,705	8,449,144	8,175,389	(273,755)
Expiring 02/27/12	Citigroup Global Markets	KRW	3,438,640	3,072,271	2,972,729	(99,542)
Expiring 02/27/12	Citigroup Global Markets	KRW	1,818,112	1,624,402	1,571,771	(52,631)

				$228,045,857	$223,310,212	$(4,735,645)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/23/12	Citigroup Global Markets	AUD	38,272	$37,609,894	$38,895,988	$(1,286,094)
Expiring 02/23/12	Citigroup Global Markets	AUD	30,432	29,905,526	30,928,165	(1,022,639)
Expiring 02/23/12	Citigroup Global Markets	AUD	14,410	14,160,707	14,644,941	(484,234)
Expiring 02/23/12	Citigroup Global Markets	AUD	782	770,313	794,750	(24,437)
Expiring 02/23/12	Citigroup Global Markets	AUD	440	439,768	447,173	(7,405)
Expiring 02/23/12	JPMorgan Chase	AUD	4,133	4,078,651	4,200,385	(121,734)
Expiring 02/23/12	Morgan Stanley	AUD	1,590	1,590,135	1,615,923	(25,788)
Expiring 02/23/12	UBS Securities	AUD	708	697,242	719,543	(22,301)
Brazilian Real,
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	3,384	1,765,401	1,811,844	(46,443)
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	166	86,621	88,900	(2,279)
Expiring 01/04/12	Morgan Stanley	BRL	2,843	1,515,480	1,522,080	(6,600)
Expiring 01/04/12	UBS Securities	BRL	3,384	1,803,988	1,811,844	(7,856)
Expiring 01/04/12	UBS Securities	BRL	2,843	1,587,235	1,522,080	65,155
Expiring 01/04/12	UBS Securities	BRL	166	88,515	88,900	(385)
Expiring 02/02/12	JPMorgan Chase	BRL	3,044	1,690,000	1,618,241	71,759
Expiring 03/02/12	Hong Kong & Shanghai Bank	BRL	56	30,000	29,808	192
Expiring 03/02/12	Morgan Stanley	BRL	56	30,000	29,778	222
Expiring 03/02/12	UBS Securities	BRL	3,384	1,867,712	1,788,896	78,816
Expiring 03/02/12	UBS Securities	BRL	166	91,641	87,774	3,867
British Pound,
Expiring 03/12/12	Barclays Capital Group	GBP	383	593,019	594,377	(1,358)
Expiring 03/12/12	Citigroup Global Markets	GBP	1,575	2,463,124	2,444,240	18,884
Expiring 03/12/12	Citigroup Global Markets	GBP	154	240,401	238,992	1,409
Expiring 03/12/12	JPMorgan Chase	GBP	11,640	18,255,303	18,064,097	191,206
Expiring 03/12/12	JPMorgan Chase	GBP	10,382	16,282,350	16,111,809	170,541
Expiring 03/12/12	JPMorgan Chase	GBP	3,970	6,226,250	6,161,036	65,214
Expiring 03/12/12	UBS Securities	GBP	1,473	2,293,309	2,285,946	7,363
Canadian Dollar,
Expiring 01/03/12	Barclays Capital Group	CAD	443	433,420	434,806	(1,386)
Expiring 02/09/12	Deutsche Bank	CAD	636	617,086	623,706	(6,620)
Expiring 02/09/12	Morgan Stanley	CAD	1,401	1,358,921	1,373,920	(14,999)
Expiring 02/09/12	Royal Bank of Canada	CAD	20,553	20,172,447	20,155,727	16,720
Expiring 02/09/12	Royal Bank of Canada	CAD	7,241	7,106,928	7,101,037	5,891
Expiring 02/09/12	Royal Bank of Canada	CAD	6,881	6,753,593	6,747,995	5,598
Expiring 02/09/12	Royal Bank of Canada	CAD	579	563,246	567,808	(4,562)
Chinese Yuan,
Expiring 02/13/12	Barclays Capital Group	CNY	29,536	4,620,000	4,688,369	(68,369)
Expiring 06/01/12	Citigroup Global Markets	CNY	5,294	830,000	839,242	(9,242)
Expiring 06/01/12	Credit Suisse First Boston Corp.	CNY	35,618	5,574,000	5,646,673	(72,673)
Expiring 06/01/12	Credit Suisse First Boston Corp.	CNY	4,122	646,000	653,398	(7,398)
Expiring 06/01/12	Deutsche Bank	CNY	7,499	1,177,000	1,188,800	(11,800)
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	2,400	376,000	380,425	(4,425)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued),
Expiring 06/01/12	Morgan Stanley	CNY	34,771	$5,450,000	$5,512,416	$(62,416)
Expiring 06/01/12	UBS Securities	CNY	19,835	3,109,000	3,144,606	(35,606)
Expiring 06/01/12	UBS Securities	CNY	6,988	1,097,000	1,107,824	(10,824)
Expiring 06/01/12	UBS Securities	CNY	6,461	1,009,000	1,024,235	(15,235)
Expiring 06/01/12	UBS Securities	CNY	5,088	798,000	806,633	(8,633)
Expiring 10/15/12	JPMorgan Chase	CNY	8,333	1,300,000	1,319,325	(19,325)
Expiring 04/25/14	Deutsche Bank	CNY	33,623	5,227,000	5,212,253	14,747
Euro,
Expiring 01/04/12	Citigroup Global Markets	EUR	22,188	28,955,340	28,717,739	237,601
Expiring 01/04/12	JPMorgan Chase	EUR	22,188	28,942,027	28,717,739	224,288
Expiring 01/05/12	Citigroup Global Markets	EUR	2,113	2,745,425	2,734,856	10,569
Expiring 01/17/12	Barclays Capital Group	EUR	2,557	3,327,739	3,309,799	17,940
Expiring 01/17/12	Barclays Capital Group	EUR	1,148	1,494,034	1,485,980	8,054
Expiring 01/17/12	Barclays Capital Group	EUR	212	275,902	274,415	1,487
Expiring 01/17/12	Citigroup Global Markets	EUR	8,230	10,972,641	10,652,969	319,672
Expiring 01/17/12	Citigroup Global Markets	EUR	71	95,374	91,903	3,471
Expiring 01/17/12	Deutsche Bank	EUR	4,896	6,614,325	6,337,417	276,908
Expiring 01/17/12	JPMorgan Chase	EUR	8,463	11,506,930	10,954,566	552,364
Expiring 01/17/12	Morgan Stanley	EUR	4,909	6,424,850	6,354,243	70,607
Expiring 01/17/12	Morgan Stanley	EUR	2,164	2,832,222	2,801,097	31,125
Expiring 01/17/12	Royal Bank of Canada	EUR	81	107,022	104,847	2,175
Expiring 02/17/12	Barclays Capital Group	EUR	7,357	9,945,303	9,525,505	419,798
Expiring 02/17/12	Barclays Capital Group	EUR	3,593	4,965,221	4,652,051	313,170
Expiring 02/17/12	UBS Securities	EUR	5,615	7,581,710	7,270,044	311,666
Expiring 02/17/12	UBS Securities	EUR	4,135	5,687,775	5,353,807	333,968
Expiring 03/14/12	Barclays Capital Group	EUR	46,908	62,738,512	60,751,428	1,987,084
Expiring 03/14/12	Barclays Capital Group	EUR	906	1,201,279	1,173,378	27,901
Expiring 03/14/12	Citigroup Global Markets	EUR	2,521	3,343,022	3,264,994	78,028
Expiring 05/23/12	Barclays Capital Group	EUR	29,174	39,530,770	37,823,545	1,707,225
Expiring 05/23/12	UBS Securities	EUR	33,595	45,522,569	43,555,289	1,967,280
Indian Rupee,
Expiring 07/12/12	Barclays Capital Group	INR	20,400	400,000	371,906	28,094
Expiring 07/12/12	Barclays Capital Group	INR	15,954	300,000	290,853	9,147
Expiring 07/12/12	Barclays Capital Group	INR	15,801	300,000	288,063	11,937
Expiring 07/12/12	Barclays Capital Group	INR	10,038	200,000	183,000	17,000
Expiring 07/12/12	Barclays Capital Group	INR	9,864	180,000	179,828	172
Expiring 07/12/12	Deutsche Bank	INR	32,012	661,000	583,606	77,394
Expiring 07/12/12	Deutsche Bank	INR	7,698	139,010	140,347	(1,337)
Expiring 07/12/12	Goldman Sachs & Co.	INR	3,904	70,000	71,171	(1,171)
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	4,899	90,000	89,307	693
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	3,907	70,000	71,222	(1,222)
Expiring 07/12/12	JPMorgan Chase	INR	52,428	1,026,400	955,809	70,591
Expiring 07/12/12	JPMorgan Chase	INR	44,188	865,064	805,569	59,495
Expiring 07/12/12	JPMorgan Chase	INR	10,554	190,000	192,416	(2,416)
Expiring 07/12/12	JPMorgan Chase	INR	10,226	200,000	186,427	13,573
Expiring 07/12/12	JPMorgan Chase	INR	10,214	200,000	186,208	13,792
Indonesia Rupiah,
Expiring 01/31/12	Deutsche Bank	IDR	3,464,702	375,985	380,803	(4,818)
Expiring 01/31/12	JPMorgan Chase	IDR	3,207,750	350,000	352,562	(2,562)
Expiring 01/31/12	JPMorgan Chase	IDR	2,072,510	227,000	227,788	(788)
Expiring 01/31/12	JPMorgan Chase	IDR	114,374	12,405	12,571	(166)
Expiring 01/31/12	UBS Securities	IDR	11,146,960	1,245,470	1,225,156	20,314
Expiring 01/31/12	UBS Securities	IDR	1,033,950	113,000	113,641	(641)
Japanese Yen,
Expiring 01/13/12	Citigroup Global Markets	JPY	88,591	1,153,910	1,151,230	2,680
Expiring 01/13/12	Citigroup Global Markets	JPY	58,738	765,071	763,294	1,777
Expiring 01/13/12	JPMorgan Chase	JPY	70,003	899,209	909,681	(10,472)
Expiring 01/13/12	Morgan Stanley	JPY	48,694	635,087	632,774	2,313
Expiring 03/22/12	Bank of New York Mellon	JPY	732,968	9,440,719	9,537,641	(96,922)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit,
Expiring 04/23/12	Barclays Capital Group	MYR	548	$171,200	$172,118	$(918)
Expiring 04/23/12	Barclays Capital Group	MYR	272	85,000	85,242	(242)
Expiring 04/23/12	Citigroup Global Markets	MYR	2,208	719,000	693,172	25,828
Expiring 04/23/12	Deutsche Bank	MYR	618	193,000	193,974	(974)
Expiring 04/23/12	Deutsche Bank	MYR	272	85,000	85,242	(242)
Expiring 04/23/12	Hong Kong & Shanghai Bank	MYR	310	97,000	97,474	(474)
Expiring 04/23/12	JPMorgan Chase	MYR	957	300,000	300,431	(431)
Expiring 04/23/12	JPMorgan Chase	MYR	289	90,000	90,666	(666)
Expiring 04/23/12	JPMorgan Chase	MYR	288	90,000	90,553	(553)
Mexican Peso,
Expiring 03/15/12	Barclays Capital Group	MXN	209	15,000	14,865	135
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	75,851	5,590,958	5,402,382	188,576
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	25,914	1,891,471	1,845,699	45,772
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	4,491	336,000	319,840	16,160
Expiring 03/15/12	JPMorgan Chase	MXN	7,205	526,525	513,165	13,360
Expiring 03/15/12	Morgan Stanley	MXN	1,738	125,000	123,791	1,209
Expiring 03/15/12	UBS Securities	MXN	4,966	356,000	353,724	2,276
Expiring 03/15/12	UBS Securities	MXN	4,492	336,000	319,900	16,100
Expiring 03/15/12	UBS Securities	MXN	4,477	336,000	318,895	17,105
Expiring 03/15/12	UBS Securities	MXN	4,396	330,000	313,106	16,894
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	50,556	1,760,000	1,670,124	89,876
Expiring 01/11/12	Barclays Capital Group	TWD	20,443	727,000	675,345	51,655
Expiring 01/11/12	Citigroup Global Markets	TWD	22,529	771,000	744,236	26,764
New Zealand Dollar,
Expiring 02/23/12	UBS Securities	NZD	19,445	14,477,094	15,079,166	(602,072)
Norwegian Krone,
Expiring 03/08/12	Barclays Capital Group	NOK	43,221	7,459,807	7,208,353	251,454
Philippine Peso,
Expiring 03/15/12	Barclays Capital Group	PHP	122,042	2,855,110	2,772,133	82,977
Expiring 03/15/12	Barclays Capital Group	PHP	9,653	218,000	219,265	(1,265)
Expiring 03/15/12	Barclays Capital Group	PHP	8,794	200,000	199,753	247
Expiring 03/15/12	Barclays Capital Group	PHP	8,758	200,000	198,935	1,065
Expiring 03/15/12	Barclays Capital Group	PHP	8,698	200,000	197,572	2,428
Expiring 03/15/12	Citigroup Global Markets	PHP	37,251	873,000	846,141	26,859
Expiring 03/15/12	Hong Kong & Shanghai Bank	PHP	8,347	190,000	189,592	408
Expiring 03/15/12	JPMorgan Chase	PHP	13,017	300,000	295,676	4,324
Expiring 03/15/12	JPMorgan Chase	PHP	8,682	200,000	197,209	2,791
Expiring 03/15/12	Morgan Stanley	PHP	13,029	300,000	295,949	4,051
Singapore Dollar,
Expiring 02/10/12	Barclays Capital Group	SGD	166	127,000	128,000	(1,000)
Expiring 02/10/12	Barclays Capital Group	SGD	128	100,000	98,948	1,052
Expiring 02/10/12	Barclays Capital Group	SGD	72	55,000	55,200	(200)
Expiring 02/10/12	Citigroup Global Markets	SGD	263	205,554	202,464	3,090
Expiring 02/10/12	Citigroup Global Markets	SGD	33	26,171	25,778	393
Expiring 02/10/12	Deutsche Bank	SGD	72	55,000	55,193	(193)
Expiring 02/10/12	Hong Kong & Shanghai Bank	SGD	130	100,000	100,312	(312)
Expiring 02/10/12	UBS Securities	SGD	130	100,000	100,335	(335)
Expiring 02/10/12	UBS Securities	SGD	128	100,000	98,960	1,040
South Korean Won,
Expiring 02/27/12	Barclays Capital Group	KRW	233,350	200,000	201,733	(1,733)
Expiring 02/27/12	Barclays Capital Group	KRW	228,400	200,000	197,453	2,547
Expiring 02/27/12	Barclays Capital Group	KRW	227,000	200,000	196,243	3,757
Expiring 02/27/12	Barclays Capital Group	KRW	224,740	200,000	194,289	5,711
Expiring 02/27/12	Barclays Capital Group	KRW	116,500	100,000	100,715	(715)
Expiring 02/27/12	Barclays Capital Group	KRW	116,300	100,000	100,542	(542)
Expiring 02/27/12	Citigroup Global Markets	KRW	1,706,785	1,483,000	1,475,528	7,472
Expiring 02/27/12	Deutsche Bank	KRW	116,280	100,000	100,525	(525)
Expiring 02/27/12	Goldman Sachs & Co.	KRW	210,956	181,000	182,373	(1,373)

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (continued),
Expiring 02/27/12	Hong Kong & Shanghai Bank	KRW	230,200	$200,000	$199,010	$990
Expiring 02/27/12	Morgan Stanley	KRW	1,377,292	1,230,000	1,190,679	39,321
Expiring 02/27/12	Morgan Stanley	KRW	901,692	792,000	779,519	12,481
Expiring 02/27/12	Morgan Stanley	KRW	887,644	790,000	767,375	22,625
Expiring 02/27/12	Morgan Stanley	KRW	690,952	615,000	597,333	17,667
Expiring 02/27/12	Morgan Stanley	KRW	421,800	370,000	364,649	5,351
Expiring 02/27/12	Morgan Stanley	KRW	113,850	100,000	98,424	1,576
Expiring 02/27/12	UBS Securities	KRW	3,499,362	3,106,126	3,025,223	80,903
Expiring 02/27/12	UBS Securities	KRW	1,660,604	1,456,415	1,435,604	20,811
Expiring 02/27/12	UBS Securities	KRW	859,976	748,000	743,455	4,545
Expiring 02/27/12	UBS Securities	KRW	685,162	596,000	592,327	3,673
Expiring 02/27/12	UBS Securities	KRW	171,305	149,000	148,095	905

				$575,489,979	$568,567,164	$6,922,815

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$400	12/21/41	4.000%	3 month LIBOR(2)	$(121,337)	$(82,607)	$(38,730)	Deutsche Bank AG
	4,400	06/15/21	3.500%	3 month LIBOR(2)	(596,255)	70,407	(666,662)	HSBC Bank USA
AUD	1,800	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	107,594	(7,373)	114,967	Barclays Bank PLC
AUD	1,200	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	71,745	(4,391)	76,136	Deutsche Bank AG
BRL	17,300	01/02/12	11.330%	Brazilian overnight interbank lending rate(1)	(6,410)	—	(6,410)	Bank of America
BRL	6,800	01/02/12	11.760%	Brazilian overnight interbank lending rate(1)	70,453	(3,623)	74,076	Credit Suisse First Boston
BRL	6,300	01/02/12	11.250%	Brazilian overnight interbank lending rate(1)	(6,349)	—	(6,349)	Royal Bank of Scotland Group PLC
BRL	3,200	01/02/13	11.890%	Brazilian overnight interbank lending rate(1)	53,790	574	53,216	Goldman Sachs & Co.
BRL	2,100	01/02/13	12.070%	Brazilian overnight interbank lending rate(1)	40,237	(2,338)	42,575	UBS AG
BRL	1,400	01/02/13	12.290%	Brazilian overnight interbank lending rate(1)	30,881	1,738	29,143	Barclays Bank PLC
BRL	1,400	01/02/13	11.890%	Brazilian overnight interbank lending rate(1)	23,533	663	22,870	HSBC Bank USA
BRL	1,200	01/02/13	11.980%	Brazilian overnight interbank lending rate(1)	21,275	—	21,275	Morgan Stanley
BRL	134,700	01/02/14	10.530%	Brazilian overnight interbank lending rate(1)	66,313	581,434	(515,121)	HSBC Bank USA
BRL	38,900	01/02/14	10.380%	Brazilian overnight interbank lending rate(1)	(15)	138,053	(138,068)	UBS AG
BRL	14,300	01/02/14	11.960%	Brazilian overnight interbank lending rate(1)	285,903	(5,455)	291,358	Goldman Sachs & Co.
BRL	11,400	01/02/14	10.580%	Brazilian overnight interbank lending rate(1)	11,345	45,525	(34,180)	Morgan Stanley
BRL	9,900	01/02/14	11.860%	Brazilian overnight interbank lending rate(1)	148,017	4,255	143,762	Bank of America
BRL	9,800	01/02/14	10.580%	Brazilian overnight interbank lending rate(1)	9,753	18,375	(8,622)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	7,600	01/02/14	10.530%	Brazilian overnight interbank lending rate(1)	$3,741	$6,299	$(2,558)	HSBC Bank USA
BRL	6,300	01/02/14	12.120%	Brazilian overnight interbank lending rate(1)	143,330	7,140	136,190	HSBC Bank USA
BRL	5,200	01/02/14	10.380%	Brazilian overnight interbank lending rate(1)	(2)	16,580	(16,582)	UBS AG
BRL	3,700	01/02/14	10.380%	Brazilian overnight interbank lending rate(1)	(1)	10,332	(10,333)	UBS AG
BRL	3,100	01/02/14	12.510%	Brazilian overnight interbank lending rate(1)	58,090	2,609	55,481	Barclays Bank PLC
BRL	3,000	01/02/14	12.560%	Brazilian overnight interbank lending rate(1)	57,563	3,945	53,618	HSBC Bank USA
BRL	2,400	01/02/14	10.180%	Brazilian overnight interbank lending rate(1)	(2,981)	(4,488)	1,507	HSBC Bank USA
BRL	2,300	01/02/14	10.770%	Brazilian overnight interbank lending rate(1)	6,458	6,788	(330)	UBS AG
BRL	1,300	01/02/14	11.990%	Brazilian overnight interbank lending rate(1)	26,484	219	26,265	Barclays Bank PLC
BRL	1,100	01/02/14	10.870%	Brazilian overnight interbank lending rate(1)	4,139	5,090	(951)	JPMorgan Chase & Co.
BRL	1,000	01/02/14	11.940%	Brazilian overnight interbank lending rate(1)	16,122	1,682	14,440	HSBC Bank USA
BRL	1,000	01/02/14	10.530%	Brazilian overnight interbank lending rate(1)	492	4,092	(3,600)	HSBC Bank USA
BRL	200	01/02/14	9.970%	Brazilian overnight interbank lending rate(1)	(667)	—	(667)	Barclays Bank PLC
BRL	1,700	01/02/15	10.610%	Brazilian overnight interbank lending rate(1)	696	—	696	Morgan Stanley
EUR	1,500	10/15/16	1.850%	France Consumer Price ex-Tobacco Index(1)	(35,233)	(5,522)	(29,711)	BNP Paribas Bank
EUR	1,200	10/15/16	1.850%	France Consumer Price ex-Tobacco Index(1)	(28,186)	(12,963)	(15,223)	Barclays Bank PLC
EUR	8,000	03/21/17	2.000%	6 month Euribor(1)	122,380	(50,973)	173,353	Barclays Bank PLC
JPY	420,000	12/21/21	1.500%	6 month LIBOR(1)	308,659	108,360	200,299	Credit Suisse First Boston
MXN	33,100	12/08/15	6.590%	28 day Mexican interbank rate(1)	75,764	(32,054)	107,818	Morgan Stanley
MXN	21,500	12/08/15	6.590%	28 day Mexican interbank rate(1)	49,212	5,982	43,230	HSBC Bank USA
MXN	130,700	06/08/16	6.750%	28 day Mexican interbank rate(1)	366,517	92,330	274,187	Morgan Stanley
MXN	30,700	06/08/16	5.800%	28 day Mexican interbank rate(1)	4,773	(56)	4,829	HSBC Bank USA
MXN	11,300	06/08/16	6.750%	28 day Mexican interbank rate(1)	31,688	4,410	27,278	Barclays Bank PLC
MXN	10,200	06/08/16	6.750%	28 day Mexican interbank rate(1)	28,606	5,101	23,505	HSBC Bank USA
MXN	371,000	09/06/16	5.600%	28 day Mexican interbank rate(1)	(192,596)	62,926	(255,522)	HSBC Bank USA
MXN	11,000	07/27/20	6.960%	28 day Mexican interbank rate(1)	17,504	(45,560)	63,064	HSBC Bank USA
MXN	8,900	07/27/20	6.960%	28 day Mexican interbank rate(1)	14,163	(17,050)	31,213	Barclays Bank PLC
MXN	34,200	06/02/21	7.500%	28 day Mexican interbank rate(1)	125,653	12,097	113,556	HSBC Bank USA
MXN	13,200	06/02/21	7.500%	28 day Mexican interbank rate(1)	52,002	7,862	44,140	Morgan Stanley
MXN	11,800	06/02/21	6.650%	28 day Mexican interbank rate(1)	(4,412)	3,175	(7,587)	Morgan Stanley
	Exchange-traded swap agreements:
	$46,800	12/21/13	0.750%	3 month LIBOR(1)	(25,722)	(73,944)	48,222	—

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Exchange-traded swap agreements:
	$5,500	06/15/16	2.500%	3 month LIBOR(1)	$(344,247)	$(336,519)	$(7,728)	—
	58,700	12/21/16	2.250%	3 month LIBOR(1)	(3,012,228)	(2,609,802)	(402,426)	—
	41,800	12/21/16	1.500%	3 month LIBOR(1)	(592,312)	(48,906)	(543,406)	—
	2,500	06/15/21	3.500%	3 month LIBOR(1)	(344,271)	(275,949)	(68,322)	—
	23,800	12/21/21	3.250%	3 month LIBOR(1)	(2,738,721)	(1,900,470)	(838,251)	—
	5,900	12/21/21	3.250%	3 month LIBOR(1)	(678,927)	(472,000)	(206,927)	—
	3,300	12/21/41	4.000%	3 month LIBOR(1)	(1,009,667)	(684,750)	(324,917)	—
EUR	8,000	03/21/17	2.000%	6 month Euribor(1)	120,528	(48,035)	168,563	—
GBP	15,600	09/21/13	1.203%	6 month LIBOR(1)	(499,824)	(491,877)	(7,947)	—

					$(7,664,960)	$(5,988,662)	$(1,676,298)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX EM14 Index	12/20/15	5.000%	$2,200	$176,006	$235,976	$(59,970)	Morgan Stanley
Dow Jones CDX EM14 Index	12/20/15	5.000%	900	72,002	95,715	(23,713)	Citigroup, Inc.
Dow Jones CDX EM14 Index	12/20/15	5.000%	400	32,001	45,508	(13,507)	Deutsche Bank AG
Dow Jones CDX EM15 Index	06/20/16	5.000%	600	51,112	68,888	(17,776)	Barclays Bank PLC
Dow Jones CDX MCDX 15 10Y	12/20/20	1.000%	1,000	(71,265)	(50,373)	(20,892)	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	2,200	(65,452)	(75,440)	9,988	Bank of America
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	1,200	(35,701)	(27,056)	(8,645)	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	1,100	(32,726)	(24,542)	(8,184)	Goldman Sachs & Co.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	800	(23,801)	(15,794)	(8,007)	Deutsche Bank AG
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	500	(14,875)	(8,553)	(6,322)	Morgan Stanley
Dow Jones CDX MCDX 16 5Y	06/20/16	1.000%	2,000	(72,732)	(37,143)	(35,589)	Goldman Sachs & Co.
Dow Jones CDX NA IG 13 10Y	12/20/19	1.000%	12,700	(205,261)	(138,460)	(66,801)	Bank of America
Dow Jones CDX NA IG 16 5Y	06/20/16	1.000%	1,200	(8,289)	(13,227)	4,938	Barclays Bank PLC
Dow Jones CDX NA IG 5 10Y	12/20/15	0.460%	330	(40,794)	—	(40,794)	Morgan Stanley

				$(239,775)	$55,499	$(295,274)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on Corporate and/or sovereign issues—Sell Protection(1):
Ally Financial, Inc.	12/20/12	5.000%	$500	3.097%	$289	$3,979	$(3,690)	Bank of America
American International Group	12/20/20	1.000%	100	3.510%	(23,602)	(21,184)	(2,418)	UBS AG
Australian Government	06/20/15	1.000%	400	0.591%	5,176	5,223	(47)	UBS AG
Australian Government	09/20/15	1.000%	8,200	0.617%	118,950	131,466	(12,516)	Goldman Sachs & Co.
Australian Government	06/20/16	1.000%	600	0.699%	7,008	12,544	(5,536)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on Corporate and/or sovereign issues – Sell Protection(1) (continued)
Australian Government	06/20/16	1.000%	$200	0.699%	$2,336	$4,225	$(1,889)	Goldman Sachs & Co.
Australian Government	09/20/16	1.000%	700	0.733%	7,495	9,789	(2,294)	UBS AG
Australian Government	09/20/16	1.000%	700	0.733%	7,495	11,655	(4,160)	UBS AG
Australian Government	09/20/16	1.000%	400	0.733%	4,663	5,411	(748)	UBS AG
Australian Government	09/20/16	1.000%	100	0.733%	1,166	1,398	(232)	Deutsche Bank AG
Australian Government	09/20/16	1.000%	100	0.733%	1,166	1,330	(164)	Royal Bank of Scotland Group PLC
Australian Government	12/20/16	1.000%	1,400	0.763%	14,886	(5,994)	20,880	Credit Suisse First Boston
Australian Government	12/20/16	1.000%	1,100	0.763%	11,696	2,457	9,239	Deutsche Bank AG
Australian Government	12/20/16	1.000%	400	0.763%	4,253	(1,713)	5,966	Goldman Sachs & Co.
Australian Government	12/20/16	1.000%	300	0.763%	3,190	812	2,378	Morgan Stanley
Australian Government	12/20/16	1.000%	300	0.763%	3,190	(1,214)	4,404	UBS AG
Australian Government	12/20/16	1.000%	300	0.763%	3,190	(1,565)	4,755	UBS AG
BP Capital Markets America	12/20/15	1.000%	600	0.967%	1,738	(10,649)	12,387	Morgan Stanley
Commonwealth of Pennsylvania	03/20/21	1.400%	1,100	1.380%	(15,949)	—	(15,949)	Morgan Stanley
Federal Republic of Brazil	06/20/15	1.000%	500	1.194%	(5,000)	(2,939)	(2,061)	Barclays Bank PLC
Federal Republic of Brazil	06/20/15	1.000%	500	1.194%	(5,000)	(6,589)	1,589	Royal Bank of Scotland Group PLC
Federal Republic of Brazil	06/20/20	1.000%	600	1.686%	(36,274)	(16,623)	(19,651)	Deutsche Bank AG
Federal Republic of Germany	12/20/16	0.250%	4,700	0.844%	(165,210)	(196,293)	31,083	Goldman Sachs & Co.
Federal Republic of Germany	12/20/16	0.250%	2,200	0.844%	(77,333)	(99,728)	22,395	Barclays Bank PLC
Goldman Sachs Group, Inc.	03/20/12	1.000%	600	2.211%	(2,998)	(36)	(2,962)	Barclays Bank PLC
International Lease Finance Corp.	06/20/16	5.000%	1,100	5.197%	(62,205)	(61,524)	(681)	Bank of America
Japan Gov’t. Series 55	12/20/15	1.000%	1,400	1.199%	(11,327)	23,722	(35,049)	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%	2,200	1.239%	(22,006)	(8,495)	(13,511)	UBS AG
Japan Gov’t. Series 55	03/20/16	1.000%	200	1.239%	(2,001)	(1,173)	(828)	Morgan Stanley
Japan Gov’t. Series 55	06/20/16	1.000%	100	1.284%	(1,282)	(5)	(1,277)	HSBC Bank USA
Morgan Stanley	09/20/12	0.870%	1,400	2.400%	(38,855)	—	(38,855)	BNP Paribas Bank
People’s Republic of China	12/20/15	1.000%	3,500	1.114%	(32,207)	58,848	(91,055)	UBS AG
People’s Republic of China	03/20/16	1.000%	1,700	1.140%	(19,377)	14,808	(34,185)	Citigroup, Inc.
People’s Republic of China	06/20/16	1.000%	2,200	1.208%	(32,123)	22,356	(54,479)	Deutsche Bank AG
People’s Republic of China	12/20/16	1.000%	700	1.322%	(14,577)	(25,617)	11,040	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on Corporate and/or sovereign issues – Sell Protection(1) (continued)
Petrobras Intl. Finance Corp.	09/20/12	1.000%		$2,500	0.880%	$3,249	$(10,391)	$13,640	Deutsche Bank AG
Petrobras Intl. Finance Corp.	09/20/12	1.000%		2,000	0.880%	2,599	(4,366)	6,965	Morgan Stanley
Petrobras Intl. Finance Corp.	09/20/12	1.000%		100	0.880%	130	(416)	546	Deutsche Bank AG
Russian Federation	04/20/14	3.430%		2,000	1.564%	68,529	—	68,529	Barclays Bank PLC
Russian Federation	05/20/14	3.560%		6,000	1.590%	207,928	—	207,928	Deutsche Bank AG
Russian Federation	06/20/14	2.980%		3,300	1.615%	59,523	—	59,523	Deutsche Bank AG
State of California	06/20/16	1.350%		1,300	1.642%	(48,831)	—	(48,831)	Morgan Stanley
State of California	12/20/20	2.950%		800	2.042%	10,360	—	10,360	Citigroup, Inc.
State of California	03/20/21	2.150%		1,200	2.055%	(40,848)	—	(40,848)	Morgan Stanley
State of California	03/20/21	2.960%		1,000	2.055%	1,460	—	1,460	Citigroup, Inc.
State of California	06/20/21	2.150%		1,700	2.075%	(59,501)	(189)	(59,312)	Morgan Stanley
State of Illinois	06/20/15	2.870%		900	2.275%	226	—	226	Morgan Stanley
State of Illinois	03/20/21	2.820%		1,200	2.275%	(3,194)	—	(3,194)	Deutsche Bank AG
U.S. Treasury Note	06/20/16	0.250%	EUR	2,600	0.426%	(30,438)	(38,980)	8,542	Royal Bank of Scotland Group PLC
U.S. Treasury Note	06/20/16	0.250%	EUR	1,300	0.426%	(15,219)	(19,385)	4,166	UBS AG
U.S. Treasury Note	06/20/16	0.250%	EUR	1,200	0.426%	(14,048)	(17,187)	3,139	Royal Bank of Scotland Group PLC
United Kingdom Treasury	06/20/15	1.000%		4,500	0.501%	47,042	14,179	32,863	Morgan Stanley
United Kingdom Treasury	06/20/15	1.000%		1,300	0.501%	13,590	7,928	5,662	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		1,000	0.501%	10,454	3,151	7,303	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		500	0.501%	5,227	2,550	2,677	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		500	0.501%	5,227	2,883	2,344	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		300	0.501%	3,136	1,543	1,593	Citigroup, Inc.
United Kingdom Treasury	06/20/15	1.000%		100	0.501%	1,045	540	505	Citigroup, Inc.
United Kingdom Treasury	12/20/15	1.000%		2,200	0.586%	18,463	36,712	(18,249)	Deutsche Bank AG
United Kingdom Treasury	12/20/15	1.000%		1,800	0.586%	15,106	32,378	(17,272)	Credit Suisse First Boston
United Kingdom Treasury	06/20/16	1.000%		400	0.675%	2,349	4,528	(2,179)	Citigroup, Inc.
United Kingdom Treasury	06/20/16	1.000%		300	0.675%	1,761	3,396	(1,635)	Citigroup, Inc.
United Kingdom Treasury	09/20/16	1.000%		2,100	0.723%	9,198	15,095	(5,897)	Morgan Stanley
United Mexican States	04/20/14	2.790%		13,000	0.955%	606,239	—	606,239	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
United Mexican States	04/20/14	2.830%	$2,000	0.955%	$95,261	$—	$95,261	Deutsche Bank AG

					$606,584	$(117,349)	$723,933

The Portfolio entered into credit default swap agreements on Corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Abbey National Treasury	06/20/16	$1,900	1.000%	$165,044	$143,540	$21,504	BNP Paribas Bank
American General Finance Corp.	12/20/17	2,000	1.300%	698,829	—	698,829	Royal Bank of Scotland Group PLC
American General Finance Corp.	12/20/17	1,900	1.370%	659,742	—	659,742	Merrill Lynch & Co.
Autozone, Inc.	12/20/12	1,100	0.620%	(5,024)	—	(5,024)	Bank of America
Autozone, Inc.	06/20/16	1,400	0.870%	(19,112)	—	(19,112)	Bank of America
Autozone, Inc.	06/20/16	1,000	0.720%	(7,033)	—	(7,033)	Deutsche Bank AG
Banco Santander SA	03/20/15	2,500	3.000%	27,514	19,145	8,369	BNP Paribas Bank
Bank of America	06/20/18	1,500	1.000%	228,773	221,000	7,773	Deutsche Bank AG
Cardinal Health, Inc.	06/20/17	250	0.580%	58	—	58	Goldman Sachs & Co.
Computer Sciences Corp.	03/20/13	1,000	0.620%	35,035	—	35,035	Morgan Stanley
CSX Corp.	03/20/12	100	0.230%	(19)	—	(19)	Merrill Lynch & Co.
Cytec Industries, Inc.	09/20/17	900	1.000%	48,382	57,517	(9,135)	Citigroup, Inc.
Dow Jones CDX NA IG 5 7Y	12/20/12	500	0.140%	76	—	76	Morgan Stanley
Embarq Corp.	06/20/13	100	1.000%	(26)	(709)	683	Barclays Bank PLC
Goodrich (BF) Co.	09/20/16	100	0.510%	(1,530)	—	(1,530)	Deutsche Bank AG
Hanson Ltd.	03/20/13	1,300	1.000%	4,136	(724)	4,860	Goldman Sachs & Co.
Health Care REIT	06/20/15	300	2.930%	(10,779)	—	(10,779)	Barclays Bank PLC
Intesa San Paolo SpA	12/20/16	800	5.000%	(7,245)	48,403	(55,648)	Barclays Bank PLC
J.C. Penney Corp.	06/20/17	300	1.000%	27,529	13,778	13,751	Deutsche Bank AG
Jones Apparel Group	12/20/14	660	1.000%	46,198	12,427	33,771	Deutsche Bank AG
Liberty Mutual Group	03/20/14	1,000	1.390%	20,529	—	20,529	Bank of America
Limited Brands, Inc.	09/20/17	1,200	4.800%	(162,621)	(159,607)	(3,014)	Deutsche Bank AG
Limited Brands, Inc.	09/20/17	500	3.550%	(33,708)	—	(33,708)	Goldman Sachs & Co.
Macy’s Retail Holdings, Inc.	09/20/14	1,400	5.000%	(158,564)	(78,884)	(79,680)	Morgan Stanley
Marsh & McLennan Cos. Inc.	09/20/15	200	0.990%	(3,988)	—	(3,988)	Bank of America
Masco Corp.	12/20/16	1,000	1.910%	81,850	—	81,850	Citigroup, Inc.
New York Times Co.	03/20/15	800	5.000%	(68,518)	(43,370)	(25,148)	Deutsche Bank AG
Pearson	06/20/18	1,000	0.690%	880	—	880	Citigroup, Inc.
Race Point CLO	04/15/20	300	1.950%	68,413	668	67,745	Merrill Lynch & Co.
Race Point CLO	04/15/20	300	4.030%	84,553	1,431	83,122	Merrill Lynch & Co.
Rexam PLC	06/20/13	500	1.450%	(7,236)	—	(7,236)	Barclays Bank PLC
Saratoga CLO, Ltd.	12/15/19	300	1.880%	90,978	1,409	89,569	Merrill Lynch & Co.
Sealed Air Corp.	09/20/13	100	0.590%	503	—	503	Citigroup, Inc.
Southwest Airlines Co.	03/20/12	100	0.420%	6	—	6	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
Spectra Energy Capital	06/20/18	$2,400	0.840%	$96,730	$—	$96,730	Deutsche Bank AG
Starwood Hotels & Resort	06/20/18	600	1.490%	15,372	—	15,372	Bank of America
UST, Inc.	09/20/12	200	0.340%	(318)	—	(318)	Bank of America
Vivendi	06/20/13	1,000	1.170%	(3,269)	—	(3,269)	Citigroup, Inc.
XStrata Canada Corp.	06/20/12	100	0.910%	(357)	—	(357)	Bank of America

Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX NA IG 10 10Y	06/20/18	7,066	1.500%	(6,677)	63,700	(70,377)	—
Dow Jones CDX NA IG 10 5Y	06/20/13	7,357	1.550%	(30,092)	(22,712)	(7,380)	—
Dow Jones CDX NA IG 12 5Y	06/20/14	2,103	1.000%	(6,461)	(2,820)	(3,641)	—
Dow Jones CDX NA IG 14 5Y	06/20/15	8,900	1.000%	14,980	9,781	5,199	—
Dow Jones CDX NA IG 15 5Y	12/20/15	5,100	1.000%	21,388	35,399	(14,011)	—
Dow Jones CDX NA IG 9 10Y	12/20/17	1,839	0.800%	69,887	81,925	(12,038)	—

				$1,974,808	$401,297	$1,573,511

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Total return swap agreements outstanding at December 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	02/29/12	$2,057	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -1bps.	$ (1,776)	$—	$(1,776)
Bank of America	04/30/12	2,285	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -4bps.	(2,376)	—	(2,376)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Total return swap agreements outstanding at December 31, 2011 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	04/30/12	$21,698	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -6bps.	$(4,604)	$—	$(4,604)
Barclays Bank PLC	01/31/13	7	Pay $15.65 strike price and receive variance based on ICI Gasoline vs. Brent Crude	(116)	—	(116)
Barclays Bank PLC	01/31/13	2	Pay $19.90 strike price and receive variance based on Euro Jet CIF NWE vs. Brent Crude	(27)	—	(27)
Barclays Bank PLC	01/31/13	6	Pay $4.15 strike price and receive variance based on EUROBOB Gasoline vs. Brent Crude	(10)	—	(10)
Barclays Bank PLC	12/31/12	12	Pay $5.10 strike price and receive variance based on margin spread of European oil contracts	(28)	—	(28)
Barclays Bank PLC	01/31/13	12	Pay $5.10 strike price and receive variance based on margin spread of European oil contracts	(28)	—	(28)
Barclays Bank PLC	01/31/13	8	Pay $7.635 strike price and receive variance based on NWE 1% Fuel Oil vs. Brent Crude	(81)	—	(81)
Barclays Bank PLC	02/29/12	27,350	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	7,683	—	7,683
Barclays Bank PLC	02/29/12	27,120	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(3,091)	—	(3,091)
Barclays Bank PLC	01/31/13	24	Receive variance based on Dated Brent Crude vs. ICE Crude	(199)	—	(199)
Credit Suisse First Boston	01/31/12	59,347	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -10bps.	(107,518)	—	(107,518)
Credit Suisse First Boston	08/31/12	8,331	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA.	(6,838)	(6,838)	—
Deutsche Bank AG	02/18/12	910	Pay $0.03861 strike and receive variance based GOLDLNPM	(28,993)	—	(28,993)
Deutsche Bank AG	04/28/12	30	Pay $1434.55 strike and receive variance based April 2012 National Soybean Index future	(9,034)	—	(9,034)
Deutsche Bank AG	02/28/12	30	Pay $1719.5 strike and receive variance based Feb 2012 Gold 100 Oz future	(15,884)	—	(15,884)
Deutsche Bank AG	12/31/19	24	Pay $7.20 strike and receive variance on Dec 2019 Natural Gas future	(224)	—	(224)
Goldman Sachs & Co.	04/06/12	190	Pay $0.06376 strike and receive variance based GOLDLNPM	(1,782)	—	(1,782)
Goldman Sachs & Co.	04/05/12	130	Pay $0.06503 strike and receive variance based GOLDLNPM	(1,265)	—	(1,265)

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Total return swap agreements outstanding at December 31, 2011 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	02/29/12	$10,880	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	$—	$—	$—
JPMorgan Chase & Co.	02/29/12	300	Pay $.1681 strike and receive variance on Feb 2012 Natural Gas future	602	—	602
Morgan Stanley	02/29/12	25,700	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(2,915)	—	(2,915)

				$(178,504)	$(6,838)	$(171,666)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$81,749,526	$—	$—
Common Stocks	1,743,736,163	—	72,899
Exchange Traded Funds	347,813,860	—	—
Preferred Stocks	6,109,809	—	—
Asset-Backed Securities	—	35,421,741	3,256,193
Bank Loans	—	8,022,650	—
Certificates of Deposit	—	2,798,702	—
Commercial Mortgage-Backed Securities	—	22,451,548	—
Corporate Bonds	—	355,505,422	—
Foreign Government Bonds	—	199,077,484	1,105,188
Municipal Bonds	—	18,844,137	—
Residential Mortgage-Backed Securities	—	79,341,563	—
U.S. Government Agency Obligations	—	8,333,028	—
U.S. Government Mortgage-Backed Securities	—	321,577,712	—
U.S. Treasury Obligations	—	517,176,296	—
Affiliated Money Market Mutual Fund	506,683,675	—	—
Repurchase Agreements	—	73,200,000	—
Options Purchased	186,178	154,039	—
Options Written	(255,314)	(295,581)	(30,847)
Short Sales — U.S. Government Mortgage-Backed Obligations	—	(56,579,845)	—
Other Financial Instruments*
Futures	7,302,055	—	—
Foreign Forward Currency Contracts	—	2,187,170	—
Interest Rate Swaps	(2,183,139)	506,841	—
Credit Default Swaps	(102,248)	2,104,418	—
Total Return Swaps	—	(171,666)	—

Total	$2,691,040,565	$1,589,655,659	$4,403,433

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Treasury Obligations	13.7%
Affiliated Money Market Mutual Fund (4.9% represents investments purchased with collateral from securities on loan)	13.4
Exchange Traded Funds	9.2
U.S. Government Mortgage-Backed Securities	8.5
Foreign Government Bonds	5.3
Retail	3.7
Banks	3.5
Oil & Gas	3.5
Financial -Bank & Trust	3.0
Pharmaceuticals	2.7
Chemicals	2.6
Financial Services	2.6
Computer Services & Software	2.2
Affiliated Mutual Funds	2.1
Residential Mortgage-Backed Securities	2.1
Media	1.9
Repurchase Agreements	1.9
Diversified Financial Services	1.8
Oil, Gas and Consumable Fuels	1.8
Metals & Mining	1.6
Insurance	1.5
Internet	1.4
Transportation	1.1
Retail & Merchandising	1.1
Electric	1.1
Asset-Backed Securities	1.0
Hotels, Restaurants & Leisure	1.0
Diversified Manufacturing	1.0
Foods	1.0
Telecommunications	0.9
Consumer Products & Services	0.8
Aerospace & Defense	0.8
Commercial Banks	0.8
Commercial Services	0.7
Medical Supplies & Equipment	0.6
Semiconductors	0.6
Commercial Mortgage-Backed Securities	0.6
Biotechnology	0.6
Multi-National	0.6
Automobile Manufacturers	0.5
Apparel	0.5
Municipal Bonds	0.5
Pipelines	0.5
Agriculture	0.5
Software	0.4
Diversified Telecommunication Services	0.4
Utilities	0.4
Building Materials	0.4
Real Estate	0.3
Diversified Machinery	0.3
Communication Equipment	0.3
Industrial Conglomerates	0.3
Specialty Retail	0.3
Airlines	0.3
Beverages	0.3
Paper & Forest Products	0.3
Distribution/Wholesale	0.3

Engineering/Construction	0.2%
Automotive Parts	0.2
U.S. Government Agency Obligations	0.2
Auto/Trucks Parts & Equipment	0.2
Real Estate Investment Trusts	0.2
Lumber & Wood Products	0.2
Machinery & Equipment	0.2
Healthcare Services	0.2
Electronic Components	0.2
Electronic Equipment & Instruments	0.2
Investment Companies	0.2
Gas Distribution	0.2
Computers	0.1
Iron/Steel	0.1
Auto Components	0.1
Multimedia	0.1
Containers & Packaging	0.1
Entertainment & Leisure	0.1
Holding Companies - Diversified	0.1
Certificates of Deposits	0.1
Capital Markets	0.1
Wireless Telecommunication Services	0.1

114.5
Securities Sold Short and Options Written	(1.5)
Liabilities in excess of other assets	(13.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, equity risk, credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging	Asset Derivatives			Liability Derivatives
instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker—variation margin	$5,524,973	*	Due from broker—variation margin	$100,359	*
Interest rate contracts	Unrealized appreciation on swap agreements	2,480,832		Unrealized depreciation on swap agreements	4,157,130
Interest rate contracts	Premiums paid for swap agreements	1,228,043		Premiums received for swap agreements	7,216,705
Interest rate contracts	Unaffiliated investments	120,023		Written options outstanding, at value	326,428
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	11,598,527		Unrealized depreciation on foreign currency forward contracts	9,411,357
Credit contracts	Unrealized appreciation on swap agreements	3,226,469		Unrealized depreciation on swap agreements	1,224,299
Credit contracts	Premiums paid for swap agreements	1,591,116		Premiums received for swap agreements	1,251,669
Equity contracts	Due from broker—variation margin	1,990,657	*	Due from broker—variation margin	27,750	*
Equity contracts	Unrealized appreciation on swap agreements	8,285		Unrealized depreciation on swap agreements	179,951
Equity contracts	—	—		Premiums received for swap agreements	6,838
Commodity contracts	Due from broker—variation margin	12,950	*	Due from broker—variation margin	98,416	*
Commodity contracts	Unaffiliated investments	220,194		Written options outstanding, at value	255,314

Total		$28,002,069			$24,256,216

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$149,525	$21,341,489	$3,845,902	$(11,421,687)	$—	$13,915,229
Foreign exchange contracts	—	—	—	680,551	—	13,659,218	14,339,769
Credit contracts	—	—	—	293,010	207,197	—	500,207
Equity contracts	(249,614)	—	(11,606,987)	—	(12,098,841)	—	(23,955,442)
Commodity contracts	—	64	118,714	5,730	(55,206)	—	69,302

Total	$(249,614)	$149,589	$9,853,216	$4,825,193	$(23,368,537)	$13,659,218	$4,869,065

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(236,335)	$6,255,061	$1,833,976	$(1,847,869)	$—	$6,004,833
Foreign exchange contracts	—	—	(51,358)	—	1,434,269	1,382,911
Credit contracts	—	—	(261,156)	(1,234,809)	—	(1,495,965)
Equity contracts	—	(644,871)	—	(1,275,668)	—	(1,920,539)
Commodity contracts	(15,399)	(144,586)	(35,711)	—	—	(195,696)

Total	$(251,734)	$5,465,604	$1,485,751	$(4,358,346)	$1,434,269	$3,775,544

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)
$304,339	$2,616,639	$727,091,085	$7,124,797	$186,900,850	$428,088,075	$240,757,042	$53,717,967	$141,528,601	$141,058,565

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $181,559,158:
Unaffiliated investments (cost $3,765,407,759)	$3,744,184,612
Affiliated investments (cost $586,221,693)	588,433,201
Foreign currency, at value (cost $6,099,720)	6,090,997
Deposit with broker	144,030
Receivable for investments sold	332,176,223
Dividends and interest receivable	13,449,327
Unrealized appreciation on foreign currency forward contracts	11,598,527
Due from broker-variation margin	9,649,020
Receivable for fund share sold	7,238,128
Unrealized appreciation on swap agreements	5,715,586
Premiums paid for swap agreements	2,819,159
Tax reclaim receivable	1,128,007
Prepaid expenses	27,075

Total Assets	4,722,653,892

LIABILITIES:
Payable for investments purchased	651,740,633
Payable to broker for collateral for securities on loan	186,551,991
Securities sold short, at value (proceeds received $56,120,312)	56,579,845
Due to broker	17,135,000
Unrealized depreciation on foreign currency forward contracts	9,411,357
Premiums received for swap agreements	8,475,212
Unrealized depreciation on swap agreements	5,561,380
Advisory fees payable	1,196,786
Payable to custodian	675,927
Written options outstanding, at value (premiums received $1,701,689)	581,742
Accrued expenses and other liabilities	445,494
Shareholder servicing fees payable	26,139
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	176

Total Liabilities	938,382,190

NET ASSETS	$3,784,271,702

Net assets were comprised of:
Paid-in capital	$3,768,797,370
Retained earnings	15,474,332

Net assets, December 31, 2011	$3,784,271,702

Net asset value and redemption price per share, $3,784,271,702 / 349,045,612 outstanding shares of beneficial interest	$10.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,085,707 foreign withholding tax)	$57,699,721
Unaffiliated interest income	45,568,543
Affiliated income from securities lending, net	1,341,266
Affiliated dividend income	595,303

105,204,833

EXPENSES
Advisory fees	33,187,029
Shareholder servicing fees and expenses	3,877,239
Custodian and accounting fees	1,178,000
Audit fees	66,000
Trustees’ fees	48,000
Insurance expenses	34,000
Interest expense	17,784
Legal fees and expenses	17,000
Commitment fee on syndicated credit agreement	14,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	7,263
Miscellaneous	50,873

Total expenses	38,516,188
Less: advisory fee waivers and/or expense reimbursement	(230,500)
Less: shareholder servicing fee waiver	(1,144,775)

Net expenses	37,140,913

NET INVESTMENT INCOME	68,063,920

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(987,711)) (net of foreign capital gains taxes $1,714)	91,266,699
Futures transactions	9,853,216
Options written transactions	4,825,193
Short sales transactions	(1,865,988)
Swap agreements transactions	(23,368,537)
Foreign currency transactions	13,331,394

94,041,977

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated $2,211,508)	(278,952,667)
Futures	5,465,604
Options written	1,485,751
Short sales	(528,901)
Swap agreements	(4,358,346)
Foreign currencies	1,018,992

(275,869,567)

NET LOSS ON INVESTMENTS	(181,827,590)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(113,763,670)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$68,063,920	$39,889,268
Net realized gain on investment and foreign currency transactions	94,041,977	126,940,914
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(275,869,567)	173,966,935

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(113,763,670)	340,797,117

DISTRIBUTIONS	(39,887,894)	(26,075,156)

FUND SHARE TRANSACTIONS:
Fund share sold [237,790,397 and 154,734,401 shares, respectively]	2,591,980,163	1,568,858,972
Fund share issued in reinvestment of distributions [3,609,764 and 2,721,833 shares, respectively]	39,887,894	26,075,156
Fund share repurchased [212,999,806 and 44,549,150 shares, respectively]	(2,199,745,243)	(425,635,344)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	432,122,814	1,169,298,784

TOTAL INCREASE IN NET ASSETS	278,471,250	1,484,020,745
NET ASSETS:
Beginning of year	3,505,800,452	2,021,779,707

End of year	$3,784,271,702	$3,505,800,452

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 94.8%
AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	44,845,716	$381,637,040
AST Federated Aggressive Growth Portfolio	2,837,152	22,753,962
AST Goldman Sachs Concentrated Growth Portfolio	5,660,238	148,524,654
AST Goldman Sachs Large-Cap Value Portfolio	8,443,779	125,896,738
AST Goldman Sachs Mid-Cap Growth Portfolio	3,708,068	18,577,419
AST Goldman Sachs Small-Cap Value Portfolio	1,698,642	17,886,703
AST High Yield Portfolio	21,778,829	157,025,357
AST International Growth Portfolio	30,355,385	302,946,739
AST International Value Portfolio	22,464,323	304,166,932
AST Jennison Large-Cap Growth Portfolio*	29,641,281	361,030,801
AST Jennison Large-Cap Value Portfolio	16,391,018	183,415,494
AST Large-Cap Value Portfolio	45,167,563	569,111,294
AST Lord Abbett Core Fixed-Income Portfolio	29,229,588	330,294,348
AST Marsico Capital Growth Portfolio	19,037,767	363,811,735
AST MFS Growth Portfolio	22,852,672	218,014,493
AST Mid-Cap Value Portfolio	3,381,960	38,723,443
AST Money Market Portfolio	60,603,154	60,603,154
AST Neuberger Berman Core Bond Portfolio	21,770,346	220,533,603
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,238,917	26,909,272
AST Parametric Emerging Markets Equity Portfolio	12,425,826	97,542,735
AST PIMCO Limited Maturity Bond Portfolio	4,372,347	46,128,267
AST PIMCO Total Return Bond Portfolio	64,685,685	770,406,512
AST Prudential Core Bond Portfolio	43,483,381	440,921,486
AST Small-Cap Growth Portfolio*	1,701,200	34,364,240
AST Small-Cap Value Portfolio	3,230,342	40,993,036
AST T. Rowe Price Global Bond Portfolio	22,146	246,046
AST T. Rowe Price Large-Cap Growth Portfolio*	29,653,718	360,885,743
AST T. Rowe Price Natural Resources Portfolio	1,496,035	28,589,222
AST Western Asset Core Plus Bond Portfolio	41,051,965	439,256,027

TOTAL LONG-TERM INVESTMENTS (cost $6,117,792,011)(w)		6,111,196,495

SHORT-TERM INVESTMENTS — 5.2%
AFFILIATED MONEY MARKET MUTUAL
FUND — 5.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $319,965,069)(w)(Note 4)	319,965,069	319,965,069

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.025%	06/28/12	$9,450	$9,447,212
0.060%	06/28/12	6,300	6,298,142

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,745,771)			15,745,354

TOTAL SHORT-TERM INVESTMENTS (cost $335,710,840)			335,710,423

TOTAL INVESTMENTS — 100.0% (cost $6,453,502,851)			6,446,906,918
Other assets in excess of liabilities(x)			503,375

NET ASSETS — 100.0%			$6,447,410,293

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
839	10 Year U.S. Treasury Notes	Mar. 2012	$108,484,904	$110,013,875	$1,528,971
168	CAC 40 10 Euro	Jan. 2012	6,729,836	6,882,858	153,022
34	DAX Index	Mar. 2012	6,610,561	6,490,649	(119,912)
124	FTSE 100 Index	Mar. 2012	10,582,292	10,660,703	78,411
224	Russell 2000 Mini	Mar. 2012	16,637,336	16,549,120	(88,216)
431	S&P 500	Mar. 2012	132,422,275	134,967,650	2,545,375
112	TOPIX Index	Mar. 2012	10,794,153	10,593,219	(200,934)

					$3,896,717

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$6,431,161,564	$—	$—
U.S. Treasury Obligations	—	15,745,354	—
Other Financial Instruments*
Futures	3,896,717	—	—

Total	$6,435,058,281	$15,745,354	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Core Bonds	35.0%
Large/Mid-Cap Growth	23.2
Large/Mid-Cap Value	20.2
Money Market	5.9
International Value	4.7
International Growth	4.7

High Yield	2.4%
Emerging Markets	1.5
Small-Cap Value	0.9
Small-Cap Growth	0.9
Sector	0.4
U.S. Treasury Obligations	0.2
100.0
Other assets in excess of liabilities	— *
100.0%
* Less than 0.05%.

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below. Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$1,528,971	*	—	$—
Equity contracts	Due to broker-variation margin	2,776,808	*	Due to broker-variation margin	409,062*
Total		$4,305,779			$409,062

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$11,370,127
Equity contracts	(22,155,257)

Total	$(10,785,130)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,671,302
Equity contracts	(1,589,799)

Total	$3,081,503

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $260,561,136.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value: Affiliated investments (cost $6,437,757,080)	$6,431,161,564
Unaffiliated investments (cost $15,745,771)	15,745,354
Foreign currency, at value (cost $687,946)	689,715
Receivable for fund share sold	9,440,988
Dividends and interest receivable	43,336
Prepaid expenses	2,474

Total Assets	6,457,083,431

LIABILITIES:
Payable for investments purchased.	8,437,284
Due to broker	686,689
Advisory fees payable	311,265
Accrued expenses and other liabilities	170,045
Due to broker-variation margin	47,166
Payable for fund share repurchased	19,642
Deferred trustees’ fees	539
Affiliated transfer agent fee payable	508

Total Liabilities	9,673,138

NET ASSETS	$6,447,410,293

Net assets were comprised of:
Paid-in capital.	$6,138,437,531
Retained earnings	308,972,762

Net assets, December 31, 2011	$6,447,410,293

Net asset value and redemption price per share, $6,447,410,293 / 590,984,669 outstanding shares of beneficial interest	$10.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$85,298,986
Unaffiliated interest income	12,593

85,311,579

EXPENSES
Advisory fees	10,492,862
Custodian and accounting fees	500,000
Trustees’ fees	80,000
Commitment fee on syndicated credit agreement	25,000
Legal fees and expenses	25,000
Audit fees	19,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	8,000
Insurance expenses	4,000
Loan interest expense (Note 7)	1,069
Miscellaneous	15,123

Total expenses	11,180,054
Less: advisory fee waivers and/or expense reimbursement	(80,585)

Net expenses	11,099,469

NET INVESTMENT INCOME	74,212,110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $426,759,457)	426,764,521
Net capital gain distribution received (including affiliated $70,669,298)	70,669,298
Futures transactions	(10,785,130)
Foreign currency transactions	(31,392)

486,617,297

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(788,196,741))	(788,197,881)
Futures	3,081,503
Foreign currencies	18,653

(785,097,725)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(298,480,428)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(224,268,318)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$74,212,110	$44,259,260
Net realized gain on investment and foreign currency transactions	486,617,297	135,576,242
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(785,097,725)	490,598,501

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(224,268,318)	670,434,003

DISTRIBUTIONS	(44,246,873)	(44,555,761)

FUND SHARE TRANSACTIONS:
Fund share sold [261,543,499 and 219,605,252 shares, respectively]	2,872,403,926	2,256,795,185
Fund share issued in reinvestment of distributions [3,947,089 and 4,518,840 shares, respectively]	44,246,873	44,555,761
Fund share repurchased [294,562,670 and 66,354,365 shares, respectively]	(3,088,528,299)	(651,900,705)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(171,877,500)	1,649,450,241

TOTAL INCREASE (DECREASE) IN NET ASSETS	(440,392,691)	2,275,328,483
NET ASSETS:
Beginning of year	6,887,802,984	4,612,474,501

End of year	$6,447,410,293	$6,887,802,984

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.9%	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	56,088,172	$477,310,345
AST Federated Aggressive Growth Portfolio	3,615,550	28,996,712
AST Goldman Sachs Concentrated Growth Portfolio	7,235,359	189,855,825
AST Goldman Sachs Large-Cap Value Portfolio	10,853,219	161,821,497
AST Goldman Sachs Mid-Cap Growth Portfolio	4,723,150	23,662,983
AST Goldman Sachs Small-Cap Value Portfolio	2,164,824	22,795,593
AST High Yield Portfolio	14,161,029	102,101,016
AST International Growth Portfolio	38,893,117	388,153,312
AST International Value Portfolio	28,720,701	388,878,290
AST Jennison Large-Cap Growth Portfolio*	37,729,086	459,540,265
AST Jennison Large-Cap Value Portfolio	21,146,577	236,630,192
AST Large-Cap Value Portfolio	56,961,983	717,720,991
AST Lord Abbett Core Fixed-Income Portfolio	18,800,984	212,451,121
AST Marsico Capital Growth Portfolio	24,314,608	464,652,150
AST MFS Growth Portfolio	29,187,236	278,446,235
AST Mid-Cap Value Portfolio	4,304,503	49,286,563
AST Money Market Portfolio	31,631,977	31,631,977
AST Neuberger Berman Core Bond Portfolio	14,016,097	141,983,061
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,579,107	34,298,207
AST Parametric Emerging Markets Equity Portfolio	16,036,282	125,884,812
AST PIMCO Limited Maturity Bond Portfolio	2,820,976	29,761,293
AST PIMCO Total Return Bond Portfolio	41,463,084	493,825,336
AST Prudential Core Bond Portfolio	28,033,315	284,257,816
AST Small-Cap Growth Portfolio*	2,166,892	43,771,218
AST Small-Cap Value Portfolio	4,116,939	52,243,953
AST T. Rowe Price Global Bond Portfolio	75,884	843,076
AST T. Rowe Price Large-Cap Growth Portfolio*	37,808,673	460,131,549
AST T. Rowe Price Natural Resources Portfolio	1,901,679	36,341,093
AST Western Asset Core Plus Bond Portfolio	26,329,858	281,729,483

TOTAL LONG-TERM INVESTMENTS (cost $6,277,003,473)(w)		6,219,005,964

SHORT-TERM INVESTMENTS — 5.1%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 4.8%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $318,519,172)(w)(Note 4)	318,519,172	$318,519,172

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.025%	06/28/12	$3,500	3,498,968
0.030%	06/28/12	15,000	14,995,575

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,496,951)			18,494,543

TOTAL SHORT-TERM INVESTMENTS (cost $337,016,123)			337,013,715

TOTAL INVESTMENTS — 100.0% (cost $6,614,019,596)			6,556,019,679
OTHER ASSETS IN EXCESS OF LIABILITIES(x)			95,957

NET ASSETS — 100.0%			$6,556,115,636

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
491	10 Year U.S. Treasury Notes	Mar. 2012	$63,492,128	$64,382,375	$890,247
318	CAC 40 10 Euro	Jan. 2012	12,738,530	13,028,266	289,736
53	DAX Index	Mar. 2012	10,297,386	10,117,777	(179,609)
163	FTSE 100 Index	Mar. 2012	13,910,328	14,013,666	103,338
306	Russell 2000 Mini	Mar. 2012	22,726,253	22,607,280	(118,973)
535	S&P 500	Mar. 2012	164,372,187	167,535,250	3,163,063
138	TOPIX Index	Mar. 2012	13,299,572	13,052,358	(247,214)

					$3,900,588

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1–	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2–	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3–	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$6,537,525,136	$—	$—
U.S. Treasury Obligations	—	18,494,543	—
Other Financial Instruments*
Futures	3,900,588	—	—

Total	$6,541,425,724	$18,494,543	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Large/Mid-Cap Growth	29.1%
Large/Mid-Cap Value	25.1
Core Bonds	22.0
International Value	5.9
International Growth	5.9
Money Market	5.3

Emerging Markets	1.9%
High Yield	1.6
Small-Cap Value	1.2
Small-Cap Growth	1.1
Sector	0.6
U.S. Treasury Obligations	0.3

100.0
Other assets in excess of liabilities	— *

100.0%

* Less than 0.05%.

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$890,247	*	—	$—
Equity contracts	Due from broker-variation margin	3,556,137	*	Due from broker-variation margin	545,796	*

Total		$4,446,384			$545,796

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$8,750,654
Equity contracts	(20,542,739)

Total	$(11,792,085)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$2,966,124
Equity contracts	(2,337,537)

Total	$628,587

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $294,089,511.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Affiliated investments (cost $6,595,522,645)	$6,537,525,136
Unaffiliated investments (cost $18,496,951)	18,494,543
Foreign currency, at value (cost $940,154)	941,738
Receivable for investments sold	15,100,000
Receivable for fund share sold	11,235,419
Dividends and interest receivable	42,804
Prepaid expenses	2,862

Total Assets	6,583,342,502

LIABILITIES:
Payable for investments purchased	25,636,315
Due to broker	937,254
Advisory fees payable	317,882
Accrued expenses and other liabilities	189,711
Due to broker-variation margin	145,002
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	194

Total Liabilities	27,226,866

NET ASSETS	$6,556,115,636

Net assets were comprised of:
Paid-in capital	$7,105,087,439
Retained earnings	(548,971,803)

Net assets, December 31, 2011	$6,556,115,636

Net asset value and redemption price per share, $6,556,115,636 / 646,444,073 outstanding shares of beneficial interest	$10.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$78,727,274
Unaffiliated interest income	20,931

78,748,205

EXPENSES
Advisory fees	11,712,213
Custodian and accounting fees	500,000
Trustees’ fees	92,000
Commitment fee on syndicated credit agreement	30,000
Legal fees and expenses	27,000
Audit fees	19,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	7,834
Insurance expenses	4,000
Miscellaneous	14,720

Total expenses	12,425,767
Less: advisory fee waivers and/or expense reimbursement	(101,318)

Net expenses	12,324,449

NET INVESTMENT INCOME	66,423,756

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $618,492,133)	618,496,476
Net capital gain distribution received (including affiliated $52,085,547)	52,085,547
Futures transactions	(11,792,085)
Foreign currency transactions	(8,313)

658,781,625

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(1,153,536,999))	(1,153,540,394)
Futures	628,587
Foreign currencies	26,471

(1,152,885,336)

NET LOSS ON INVESTMENTS	(494,103,711)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(427,679,955)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$66,423,756	$39,172,099
Net realized gain (loss) on investment and foreign currency transactions	658,781,625	(203,666,318)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,152,885,336)	984,792,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(427,679,955)	820,297,896

DISTRIBUTIONS	(39,155,041)	(69,577,232)

FUND SHARE TRANSACTIONS:
Fund share sold [336,985,802 and 318,596,086 shares, respectively]	3,449,625,706	3,035,418,734
Fund share issued in reinvestment of distributions [3,729,052 and 7,654,261 shares, respectively]	39,155,041	69,577,232
Fund share repurchased [462,747,279 and 183,550,700 shares, respectively].	(4,490,641,858)	(1,664,165,431)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,001,861,111)	1,440,830,535

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,468,696,107)	2,191,551,199
NET ASSETS:
Beginning of year	8,024,811,743	5,833,260,544

End of year	$6,556,115,636	$8,024,811,743

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 99.7%	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS — 90.0%
AST BlackRock Value Portfolio	11,343,537	$96,533,503
AST Federated Aggressive Growth Portfolio	5,879,578	47,154,212
AST Goldman Sachs Concentrated Growth Portfolio	1,387,803	36,415,947
AST Goldman Sachs Large-Cap Value Portfolio	2,098,911	31,294,764
AST Goldman Sachs Mid-Cap Growth Portfolio	833,199	4,174,326
AST International Growth Portfolio	20,111,164	200,709,419
AST International Value Portfolio	3,661,548	49,577,365
AST Jennison Large-Cap Growth Portfolio*	7,090,638	86,363,972
AST Jennison Large-Cap Value Portfolio	4,085,715	45,719,149
AST Large-Cap Value Portfolio	11,691,717	147,315,640
AST Lord Abbett Core Fixed-Income Portfolio	4,249,560	48,020,026
AST Marsico Capital Growth Portfolio	4,627,610	88,433,631
AST MFS Growth Portfolio	5,558,038	53,023,687
AST Mid-Cap Value Portfolio	923,636	10,575,626
AST Money Market Portfolio	89,184,018	89,184,018
AST Neuberger Berman Core Bond Portfolio	3,157,986	31,990,396
AST Neuberger Berman Mid-Cap Growth Portfolio*	277,849	6,034,871
AST PIMCO Total Return Bond Portfolio	9,368,058	111,573,571
AST Prudential Core Bond Portfolio	6,316,016	64,044,405
AST Small-Cap Growth Portfolio*	2,694,490	54,428,703
AST T. Rowe Price Large-Cap Growth Portfolio*	7,095,111	86,347,506
AST Western Asset Core Plus Bond Portfolio	5,972,387	63,904,541

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,471,858,650)(w)		1,452,819,278

EXCHANGE TRADED FUNDS — 9.7%
Energy Select Sector SPDR Fund(a)	237,975	16,451,212
iShares Dow Jones U.S. Healthcare Sector Index Fund(a)	118,000	8,445,260
iShares FTSE China 25 Index Fund(a)	236,250	8,238,037
iShares iBoxx $ High Yield Corporate Bond Fund(a)	411,000	36,755,730
iShares MSCI Emerging Markets Index Fund(a)	229,250	8,697,745
iShares MSCI Germany Index Fund(a)	841,148	16,166,865
iShares S&P Global Technology Sector Index Fund	141,490	8,306,878
PowerShares DB US Dollar Index Bullish Fund*(a)	214,000	4,808,580
SPDR S&P Bank ETF(a)	829,450	16,447,993
Technology Select Sector SPDR Fund(a)	942,669	23,990,926
Vanguard Health Care ETF(a)	135,163	8,273,327

TOTAL EXCHANGE TRADED FUNDS (cost $154,423,894)		156,582,553

TOTAL LONG-TERM INVESTMENTS (cost $1,626,282,544)		1,609,401,831

SHORT-TERM INVESTMENT — 7.0%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $113,101,205; includes $100,820,589 of cash collateral for securities on loan)(b)(w)(Note 4)	113,101,205	$113,101,205

TOTAL INVESTMENTS — 106.7% (cost $1,739,383,749)		1,722,503,036
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.7)%		(108,841,345)

NET ASSETS — 100.0%		$1,613,661,691

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
iBoxx	Bond Market Indices
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $98,078,111; cash collateral of $100,820,589 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,565,920,483	$—	$—
Exchange Traded Funds	156,582,553	—	—

Total	$1,722,503,036	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Large/Mid-Cap Growth	22.4%
Large/Mid-Cap Value	20.5
Core Bonds	19.8
Money Market (6.2% represents investments purchased with collateral from securities on loan)	12.5

International Growth	12.4%
Exchange Traded Funds	9.7
Small-Cap Growth	6.3
International Value	3.1

106.7
Liabilities in excess of other assets	(6.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $98,078,111:
Affiliated investments (cost $1,584,959,855)	$1,565,920,483
Unaffiliated investments (cost $154,423,894)	156,582,553
Receivable for fund share sold	4,001,070
Dividends receivable	254,980
Prepaid expenses	2,650

Total Assets	1,726,761,736

LIABILITIES:
Payable to broker for collateral for securities on loan	100,820,589
Payable for investments purchased	12,032,045
Advisory fees payable	153,713
Accrued expenses and other liabilities	93,190
Affiliated transfer agent fee payable	508

Total Liabilities	113,100,045

NET ASSETS	$1,613,661,691

Net assets were comprised of:
Paid-in capital.	$1,608,575,484
Retained earnings	5,086,207

Net assets, December 31, 2011	$1,613,661,691

Net asset value and redemption price per share, $1,613,661,691 / 156,008,693 outstanding shares of beneficial interest	$10.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$11,331,161
Unaffiliated dividend income	3,510,987
Affiliated income from securities lending, net	301,713

15,143,861

EXPENSES
Advisory fees	5,386,221
Custodian and accounting fees	224,000
Loan interest expense (Note 7)	35,625
Trustees’ fees	28,000
Audit fees	25,000
Commitment fee on syndicated credit agreement	14,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	7,000
Insurance expenses	2,000
Miscellaneous	9,296

Total expenses	5,752,142
Less: advisory fee waivers and/or expense reimbursement	(1,645,407)

Net expenses	4,106,735

NET INVESTMENT INCOME	11,037,126

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $16,415,278)	4,509,047
Net capital gain distribution received (including affiliated $6,445,694)	6,445,694

10,954,741

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(154,191,625))	(171,478,032)

NET LOSS ON INVESTMENTS	(160,523,291)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(149,486,165)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,037,126	$5,069,956
Net realized gain on investment transactions	10,954,741	45,744,219
Net change in unrealized appreciation (depreciation) on investments	(171,478,032)	98,057,558

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(149,486,165)	148,871,733

DISTRIBUTIONS	(22,620,700)	(2,896,396)

FUND SHARE TRANSACTIONS:
Fund share sold [168,174,764 and 116,491,844 shares, respectively]	1,765,085,819	1,133,106,966
Fund share issued in reinvestment of distributions [2,126,006 and 313,124 shares, respectively]	22,620,700	2,896,396
Fund share repurchased [162,476,867 and 32,831,987 shares, respectively]	(1,588,386,762)	(299,206,774)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	199,319,757	836,796,588

TOTAL INCREASE IN NET ASSETS	27,212,892	982,771,925
NET ASSETS:
Beginning of year	1,586,448,799	603,676,874

End of year	$1,613,661,691	$1,586,448,799

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS — 89.9%	Shares	Value (Note 2)

AST BlackRock Value Portfolio	10,186,539	$86,687,450
AST Federated Aggressive Growth Portfolio	5,566,841	44,646,062
AST Goldman Sachs Concentrated Growth Portfolio	1,372,386	36,011,413
AST Goldman Sachs Large-Cap Value Portfolio	1,873,097	27,927,876
AST Goldman Sachs Mid-Cap Growth Portfolio	842,037	4,218,603
AST International Growth Portfolio	18,678,567	186,412,102
AST International Value Portfolio	3,299,946	44,681,266
AST Jennison Large-Cap Growth Portfolio*	7,030,116	85,626,815
AST Jennison Large-Cap Value Portfolio	3,682,991	41,212,672
AST Large-Cap Value Portfolio	10,446,456	131,625,343
AST Lord Abbett Core Fixed-Income Portfolio	9,247,165	104,492,962
AST Marsico Capital Growth Portfolio	4,587,011	87,657,771
AST MFS Growth Portfolio	5,505,341	52,520,949
AST Mid-Cap Value Portfolio	828,383	9,484,984
AST Money Market Portfolio	297,969,590	297,969,590
AST Neuberger Berman Core Bond Portfolio	6,872,842	69,621,889
AST Neuberger Berman Mid-Cap Growth Portfolio*	280,862	6,100,314
AST PIMCO Total Return Bond Portfolio	20,392,318	242,872,505
AST Prudential Core Bond Portfolio	13,745,572	139,380,105
AST Small-Cap Growth Portfolio*	2,514,892	50,800,818
AST T. Rowe Price Large-Cap Growth Portfolio*	7,037,206	85,642,792
AST Western Asset Core Plus Bond Portfolio	12,996,669	139,064,360

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,997,312,575)(w)		1,974,658,641

EXCHANGE TRADED FUNDS — 9.8%
Energy Select Sector SPDR Fund(a)	323,760	22,381,529
iShares Dow Jones U.S. Healthcare Sector Index Fund(a)	176,700	12,646,419
iShares FTSE China 25 Index Fund(a)	327,000	11,402,490
iShares iBoxx $ High Yield Corporate Bond Fund(a)	564,000	50,438,520
iShares MSCI Emerging Markets Index Fund	344,500	13,070,330
iShares MSCI Germany Index Fund(a)	1,149,500	22,093,390
iShares S&P Global Technology Sector Index Fund	160,490	9,422,368
PowerShares DB US Dollar Index Bullish Fund*(a)	274,200	6,161,274
SPDR S&P Bank ETF(a)	1,137,500	22,556,625
Technology Select Sector SPDR Fund(a)	1,302,631	33,151,959
Vanguard Health Care ETF	205,626	12,586,368

TOTAL EXCHANGE TRADED FUNDS (cost $213,978,398)		215,911,272

TOTAL LONG-TERM INVESTMENTS (cost $2,211,290,973)		2,190,569,913

SHORT-TERM INVESTMENT — 6.4%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $140,234,411; includes $131,846,608 of cash collateral for securities on loan)(b)(w)(Note 4)	140,234,411	$140,234,411

TOTAL INVESTMENTS — 106.1% (cost $2,351,525,384)		2,330,804,324
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.1)%		(134,288,762)

NET ASSETS — 100.0%		$2,196,515,562

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
iBoxx	Bond Market Indices
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $128,376,388; cash collateral of $131,846,608 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$2,114,893,052	$—	$—
Exchange Traded Funds	215,911,272	—	—

Total	$2,330,804,324	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Core Bonds	31.7%
Money Market (6.0% represents investments purchased with collateral from securities on loan)	20.0
Large/Mid-Cap Growth	16.3

Large/Mid-Cap Value	13.5%
Exchange Traded Funds	9.8
International Growth	8.5
Small-Cap Growth	4.3
International Value	2.0

106.1
Liabilities in excess of other assets	(6.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $128,376,388:
Affiliated investments (cost $2,137,546,986)	$2,114,893,052
Unaffiliated investments (cost $213,978,398)	215,911,272
Cash	8
Receivable for fund share sold	5,599,216
Dividends receivable	345,379
Prepaid expenses	3,017

Total Assets	2,336,751,944

LIABILITIES:
Payable to broker for collateral for securities on loan	131,846,608
Payable for investments purchased	8,070,900
Advisory fees payable	210,167
Accrued expenses and other liabilities	108,130
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	69

Total Liabilities	140,236,382

NET ASSETS	$2,196,515,562

Net assets were comprised of:
Paid-in capital	$2,126,895,846
Retained earnings	69,619,716

Net assets, December 31, 2011	$2,196,515,562

Net asset value and redemption price per share, $2,196,515,562 / 228,875,199 outstanding shares of beneficial interest	$9.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$15,964,025
Unaffiliated dividend income	4,440,833
Affiliated income from securities lending, net	380,690

20,785,548

EXPENSES
Advisory fees	6,618,085
Custodian and accounting fees	262,000
Trustees’ fees	31,000
Audit fees	25,000
Loan interest expense (Note 7)	20,733
Commitment fee on syndicated credit agreement	13,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	8,000
Insurance expenses	3,000
Miscellaneous	10,286

Total expenses	7,014,104
Less: advisory fee waivers and/or expense reimbursement	(2,056,028)

Net expenses	4,958,076

NET INVESTMENT INCOME	15,827,472

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $66,276,142)	60,252,712
Net capital gain distribution received (including affiliated $14,291,312)	14,291,312

74,544,024

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(171,725,018))	(197,007,479)

NET LOSS ON INVESTMENTS	(122,463,455)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(106,635,983)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$15,827,472	$8,682,657
Net realized gain on investment transactions	74,544,024	56,395,887
Net change in unrealized appreciation (depreciation) on investments	(197,007,479)	105,895,811

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(106,635,983)	170,974,355

DISTRIBUTIONS	(43,447,541)	(6,659,012)

FUND SHARE TRANSACTIONS:
Fund share sold [163,474,287 and 112,113,941 shares, respectively]	1,590,467,781	1,038,117,397
Fund share issued in reinvestment of distributions [4,406,444 and 750,734 shares, respectively]	43,447,541	6,659,012
Fund share repurchased [137,280,161 and 12,678,560 shares, respectively]	(1,261,875,143)	(111,970,632)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	372,040,179	932,805,777

TOTAL INCREASE IN NET ASSETS	221,956,655	1,097,121,120
NET ASSETS:
Beginning of year	1,974,558,907	877,437,787

End of year	$2,196,515,562	$1,974,558,907

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.8%
COMMON STOCKS — 65.0%	Shares	Value (Note 2)

Advertising — 0.1%
WPP PLC (United Kingdom)	61,713	$647,396

Aerospace & Defense — 1.3%
BE Aerospace, Inc.*	41,160	1,593,304
Boeing Co. (The)	51,880	3,805,398
Rolls-Royce Holdings PLC (United Kingdom)*	103,900	1,204,518
Rolls-Royce Holdings PLC (United Kingdom), Class C Stock*	7,583,100	11,776
Safran SA (France)	14,180	425,868
Triumph Group, Inc.(a)	27,290	1,595,100
United Technologies Corp.	48,190	3,522,207

		12,158,171

Airlines — 0.1%
Copa Holdings SA (Panama) (Class A Stock)	9,600	563,232
Deutsche Lufthansa AG (Germany)	21,850	259,745
Qantas Airways Ltd. (Australia)*	233,570	348,787

		1,171,764

Apparel & Textile — 0.5%
Asics Corp. (Japan)	10,200	115,027
Billabong International Ltd. (Australia)	184,243	333,545
Coach, Inc.	40,020	2,442,821
Hanesbrands, Inc.*	51,450	1,124,697
Toray Industries, Inc. (Japan)	59,000	422,359

		4,438,449

Auto Parts & Equipment — 0.7%
Aisin Seiki Co. Ltd. (Japan)	17,500	498,831
Bridgestone Corp. (Japan)	25,700	582,649
Commercial Vehicle Group, Inc.*	63,480	573,859
Denso Corp. (Japan)	7,500	207,159
Exedy Corp. (Japan)	2,800	80,795
Johnson Controls, Inc	78,110	2,441,719
Nokian Renkaat OYJ (Finland)	5,700	183,545
Tenneco, Inc.*	51,700	1,539,626

		6,108,183

Automobile Manufacturers — 0.9%
Bayerische Motoren Werke AG (Germany)	21,378	1,432,117
Daihatsu Motor Co. Ltd. (Japan)	16,000	285,618
Fiat Industrial SpA (Italy)*	50,700	434,721
Honda Motor Co. Ltd. (Japan)	62,800	1,915,738
Hyundai Motor Co. (South Korea)	3,800	702,604
Kia Motors Corp. (South Korea)	5,000	289,497
Navistar International Corp.*	34,680	1,313,678
Nissan Motor Co. Ltd. (Japan)	37,200	334,447
Toyota Motor Corp. (Japan)	34,600	1,153,034

		7,861,454

Banks — 4.7%
Agricultural Bank of China Ltd. (China) (Class H Stock)	377,000	162,128
Aozora Bank Ltd. (Japan)	14,000	38,560
Australia & New Zealand Banking Group Ltd. (Australia)	29,352	616,335
Axis Bank Ltd. (India)	4,600	69,998
Banco Bilbao Vizcaya Argentaria SA (Spain)	53,047	458,622

COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks (continued)
Banco Bradesco SA (Brazil)	15,800	$214,224
Bangkok Bank PCL (Thailand)	20,800	108,120
Bank Mandiri Tbk PT (Indonesia)	499,500	371,836
Bank of Baroda (India)	14,400	180,417
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	386,500	287,717
Barclays PLC (United Kingdom)	351,483	960,967
BNP Paribas SA (France)	28,860	1,133,632
Chiba Bank Ltd. (The) (Japan)	24,000	154,658
China Construction Bank Corp. (China) (Class H Stock)	817,000	570,152
Comerica, Inc.	120,230	3,101,934
Commonwealth Bank of Australia (Australia)	17,972	904,749
Danske Bank A/S (Denmark)*	33,577	426,487
DBS Group Holdings Ltd. (Singapore)	105,000	932,578
Erste Group Bank AG (Austria)	11,700	205,713
First Horizon National Corp.(a)	172,710	1,381,680
FirstMerit Corp.	100,990	1,527,979
Goldman Sachs Group, Inc. (The)	31,310	2,831,363
Guaranty Trust Bank PLC (Nigeria), GDR	7,100	31,169
HDFC Bank Ltd. (India)	19,500	156,738
HSBC Holdings PLC (United Kingdom)	306,931	2,340,640
IBERIABANK Corp.	53,860	2,655,298
Indian Overseas Bank (India)	60,200	83,150
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	522,000	309,842
Intesa Sanpaolo SpA (Italy)	493,981	827,297
JPMorgan Chase & Co.	150,670	5,009,778
KeyCorp	403,320	3,101,531
Komercni Banka A/S (Czech Republic)	1,130	190,463
Lloyds Banking Group PLC (United Kingdom)*	2,170,400	873,155
Mitsubishi UFJ Financial Group, Inc. (Japan)	392,000	1,665,376
National Australia Bank Ltd. (Australia)	68,539	1,637,573
Regions Financial Corp.	430,560	1,851,408
Sberbank of Russia (Russia), ADR*	41,000	407,540
Siam Commercial Bank PCL (Thailand)	91,000	331,696
Societe Generale SA (France)	10,718	238,663
Standard Chartered PLC (United Kingdom) .	24,716	540,826
Sumitomo Mitsui Financial Group, Inc. (Japan)	50,000	1,392,750
Swedbank AB (Sweden) (Class A Stock)	32,100	415,823
Turkiye Garanti Bankasi A/S (Turkey), 144A	62,300	194,096
UBS AG (Switzerland)*	155,450	1,850,240
Westpac Banking Corp. (Australia)	60,395	1,235,438

		43,980,339

Beverages — 0.8%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	10,000	120,396
Anheuser-Busch InBev NV (Belgium)	23,406	1,433,018
Coca-Cola Amatil Ltd. (Australia)	11,718	137,949
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	13,200	125,807
Diageo PLC (United Kingdom)	8,948	195,449
Dr. Pepper Snapple Group, Inc.	75,010	2,961,395
Green Mountain Coffee Roasters, Inc.*(a)	22,170	994,324
Grupo Modelo SAB de CV (Mexico) (Class C Stock)	46,200	291,343

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages (continued)
Pernod-Ricard SA (France)	11,870	$1,100,892
Tibet 5100 Water Resources (Hong Kong)*	144,000	38,751
Treasury Wine Estates Ltd. (Australia)	43,422	163,436

		7,562,760

Biotechnology — 1.1%
Affymax, Inc.*	75,920	501,831
Amarin Corp. PLC (United Kingdom), ADR*	53,100	397,719
Amgen, Inc.	55,570	3,568,150
Biogen Idec, Inc.*	24,280	2,672,014
Chelsea Therapeutics International Ltd.*(a)	138,580	710,915
Gilead Sciences, Inc.*	27,300	1,117,389
Regeneron Pharmaceuticals, Inc.*(a)	11,780	652,965
Sequenom, Inc.*(a)	34,330	152,768

		9,773,751

Building Materials — 0.1%
Cemex SAB de CV (Mexico)*	293,700	155,745
Cemex SAB de CV (Mexico), ADR*	11,240	60,584
HeidelbergCement AG (Germany)	10,050	426,506
JS Group Corp. (Japan)	17,100	327,693
Rinnai Corp. (Japan)	1,100	78,745
Wienerberger AG (Austria)	21,300	192,118
Yuanda China Holdings Ltd. (Cayman Islands)*	158,000	20,954

		1,262,345

Building Products
China Resources Cement Holdings Ltd.
(Cayman Islands)	100,000	74,550

Chemicals — 2.4%
Air Liquide SA (France)	2,420	299,395
Air Water, Inc. (Japan)	8,000	101,858
Airgas, Inc.	22,030	1,720,102
Ashland, Inc.	40,690	2,325,840
BASF SE (Germany)	17,548	1,223,920
Bayer AG (Germany)	16,717	1,068,814
CF Industries Holdings, Inc.	8,080	1,171,438
Croda International PLC (United Kingdom)	10,700	299,770
Ecolab, Inc.	30,200	1,745,862
Formosa Plastics Corp. (Taiwan)	100,000	266,852
Incitec Pivot Ltd. (Australia)	178,343	567,292
Innospec, Inc.*	24,170	678,452
JSR Corp. (Japan)	16,300	300,715
Koninklijke DSM NV (Netherlands)	5,000	231,994
Lanxess AG (Germany)	7,600	393,451
Lonza Group AG (Switzerland)*	7,008	414,079
LyondellBasell Industries NV (Netherlands) (Class A Stock)	81,000	2,631,690
Mitsubishi Gas Chemical Co., Inc. (Japan)	58,000	321,762
Nan Ya Plastics Corp. (Taiwan)	34,000	67,486
Nippon Shokubai Co. Ltd. (Japan)	5,000	53,722
PPG Industries, Inc.	13,840	1,155,502
Praxair, Inc.	21,550	2,303,695
PTT Global Chemical PCL (Thailand)*	89,500	173,043
Rockwood Holdings, Inc.*	39,080	1,538,580
Shin-Etsu Chemical Co. Ltd. (Japan)	10,700	526,868
Sumitomo Bakelite Co. Ltd. (Japan)	44,000	246,382
Syngenta AG (Switzerland)*	1,400	409,880

		22,238,444

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services — 0.7%
Adecco SA (Switzerland)*	8,347	$349,680
Brambles Ltd. (Australia)	25,481	186,603
Capita Group PLC (The) (United Kingdom)	39,100	381,637
COSCO Pacific Ltd. (Bermuda)	224,000	261,592
DFC Global Corp.*	133,090	2,403,605
Experian PLC (United Kingdom)	34,300	466,357
Genpact Ltd. (Bermuda)*	65,200	974,740
Multi-Color Corp.	23,190	596,679
Park24 Co. Ltd. (Japan)	7,300	96,929
Transurban Group (Australia)	27,511	158,137
Visa, Inc. (Class A Stock)	6,750	685,328

		6,561,287

Computers — 2.3%
Apple, Inc.*	26,640	10,789,200
Cognizant Technology Solutions Corp. (Class A Stock)*	53,520	3,441,871
EMC Corp.*	74,270	1,599,776
Hewlett-Packard Co.	120,160	3,095,322
Infosys Ltd. (India)	1,900	99,021
NCR Corp.*	53,870	886,700
TDK Corp. (Japan)	13,900	615,811
Western Digital Corp.*	18,970	587,122

		21,114,823

Construction & Engineering — 0.4%
Enka Insaat ve Sanayi A/S (Turkey)	64,400	139,427
JGC Corp. (Japan)	9,000	216,084
Kajima Corp. (Japan)	36,000	110,381
KBR, Inc.	71,430	1,990,754
Samsung Engineering Co. Ltd. (South Korea)*	1,700	297,352
Vinci SA (France)	12,640	552,289
WorleyParsons Ltd. (Australia)	3,343	87,771

		3,394,058

Cosmetics/Personal Care — 1.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	30,230	3,395,434
LG Household & Health Care Ltd. (South Korea)*	700	296,224
Procter & Gamble Co. (The)	107,950	7,201,344
Unicharm Corp. (Japan)	3,100	152,845

		11,045,847

Distribution/Wholesale — 0.2%
Aygaz AS (Turkey)	32,100	149,842
ITOCHU Corp. (Japan)	25,000	253,995
Marubeni Corp. (Japan)	21,000	127,959
Mitsubishi Corp. (Japan)	48,500	979,829
Mitsui & Co. Ltd. (Japan)	6,500	101,085
Samsung C&T Corp. (South Korea)*	2,000	118,229
Ship Healthcare Holdings, Inc. (Japan)	2,000	43,705
Sumitomo Corp. (Japan)	34,700	469,760

		2,244,404

Diversified Financial Services — 1.6%
Aeon Credit Service Co. Ltd. (Japan)	7,400	116,908
African Bank Investments Ltd. (South Africa)	41,700	177,182
ASX Ltd. (Australia)	5,821	182,064
BM&FBOVESPA SA (Brazil)	11,900	62,522

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
CME Group, Inc.	11,490	$2,799,768
FXCM, Inc. (Class A Stock)(a)	79,100	771,225
GAM Holding AG (Switzerland)*	18,604	202,024
GFI Group, Inc.	18,710	77,085
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	10,600	169,374
Interactive Brokers Group, Inc. (Class A Stock)	75,800	1,132,452
Invesco Ltd. (Bermuda)	279,500	5,615,155
Investment Technology Group, Inc.*	32,710	353,595
Macquarie Group Ltd. (Australia)	21,595	525,457
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2,850	112,934
ORIX Corp. (Japan)	8,410	694,915
Shinhan Financial Group Co. Ltd. (South Korea)*	6,400	220,833
Shriram Transport Finance Co. Ltd. (India)	17,600	139,478
TD Ameritrade Holding Corp.	107,930	1,689,104

		15,042,075

Electric Utilities — 2.4%
AES Corp. (The)*	214,980	2,545,364
E.ON AG (Germany)	55,261	1,192,262
Edison International	62,210	2,575,494
Enel SpA (Italy)	258,823	1,053,180
Exelon Corp.	62,440	2,708,023
Fortum Oyj (Finland)	21,900	467,393
GDF Suez (France)	11,870	324,460
IBERDROLA SA (Spain)	91,400	572,426
International Power PLC (United Kingdom)	52,087	272,763
ITC Holdings Corp.	18,580	1,409,850
Kansai Electric Power Co., Inc. (The) (Japan)	11,300	173,383
OGE Energy Corp.	32,850	1,862,924
Portland General Electric Co.	53,070	1,342,140
Power Assets Holdings Ltd. (Hong Kong)	10,500	77,669
PPL Corp.	143,220	4,213,532
Red Electrica Corp. SA (Spain)	7,200	308,119
UIL Holdings Corp.	29,340	1,037,756

		22,136,738

Electronic Components & Equipment — 0.9%
AMETEK, Inc.	50,090	2,108,789
Analogic Corp.	14,160	811,651
GS Yuasa Corp. (Japan)	9,000	48,408
Hitachi Ltd. (Japan)	192,000	1,007,769
Hon Hai Precision Industry Co. Ltd. (Taiwan)	42,000	114,991
Keyence Corp. (Japan)	600	144,680
Koninklijke Philips Electronics NV (Netherlands)	28,100	592,077
Mitsubishi Electric Corp. (Japan)	30,000	287,645
Murata Manufacturing Co. Ltd. (Japan)	2,900	149,013
Omron Corp. (Japan)	4,300	86,425
Schneider Electric SA (France)	11,722	617,163
Thermo Fisher Scientific, Inc.*	28,280	1,271,752
Toshiba Corp. (Japan)	224,000	916,721

		8,157,084

COMMON STOCKS (continued)	Shares	Value (Note 2)

Entertainment & Leisure — 0.5%
Bajaj Auto Ltd. (India)	7,200	$215,763
Hasbro, Inc.	25,170	802,671
Penn National Gaming, Inc.*(a)	51,970	1,978,498
Regal Entertainment Group (Class A Stock)(a)	141,180	1,685,689

		4,682,621

Environmental Control — 0.2%
Republic Services, Inc.	27,660	762,033
Waste Connections, Inc.	45,810	1,518,143

		2,280,176

Foods — 1.7%
China Mengniu Dairy Co. Ltd. (Cayman Islands)	81,000	189,396
Chiquita Brands International, Inc.*	80,660	672,704
Compass Group PLC (United Kingdom)	35,600	337,800
Danone SA (France)	17,150	1,078,076
Flowers Foods, Inc.	39,890	757,112
House Foods Corp. (Japan)	5,100	95,944
Kellogg Co.	56,520	2,858,216
Kroger Co. (The)	97,180	2,353,700
Metro AG (Germany)	8,610	314,246
Nestle SA (Switzerland)	51,492	2,960,255
ORION Corp. (South Korea)*	500	294,271
Tesco PLC (United Kingdom)	242,000	1,516,258
Tiger Brands Ltd. (South Africa)	8,400	261,057
Unilever NV (Netherlands), CVA	45,500	1,564,661
Unilever PLC (United Kingdom)	15,800	530,740

		15,784,436

Hand/Machine Tools
Makita Corp. (Japan)	1,500	48,545
Sandvik AB (Sweden)	25,700	315,366

		363,911

Healthcare Products — 1.0%
Conceptus, Inc.*(a)	68,180	861,795
DENTSPLY International, Inc.	62,650	2,192,124
Hanger Orthopedic Group, Inc.*	18,990	354,923
Hologic, Inc.*	172,210	3,015,397
Hospira, Inc.*	29,980	910,493
Meridian Bioscience, Inc.	21,440	403,930
Nakanishi, Inc. (Japan)	5,700	527,270
Orthofix International NV (Netherlands)*	6,250	220,188
QIAGEN NV (Netherlands)*	9,700	133,957
Sirona Dental Systems, Inc.*	14,980	659,719
Sysmex Corp. (Japan)	2,600	84,719
Wright Medical Group, Inc.*	16,040	264,660

		9,629,175

Healthcare Services — 0.4%
Fresenius Medical Care AG & Co. KGaA (Germany)	6,840	464,764
UnitedHealth Group, Inc.	56,360	2,856,325
Universal Health Services, Inc. (Class B Stock)	12,040	467,874
WellCare Health Plans, Inc.*	6,590	345,975

		4,134,938

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Holding Companies — 0.2%
C C Land Holdings Ltd. (Bermuda)	145,000	$26,884
China Merchants Holdings International Co. Ltd. (Hong Kong)	42,000	121,945
Hutchison Whampoa Ltd. (Hong Kong)	33,000	276,395
IJM Corp. Bhd (Malaysia)	114,000	203,186
Keppel Corp. Ltd. (Singapore)	124,300	891,246
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	7,500	90,532
Wharf Holdings Ltd. (The) (Hong Kong)	27,000	122,022

		1,732,210

Home Furnishings
Pioneer Corp. (Japan)*	28,500	128,115
Steinhoff International Holdings Ltd. (South Africa)*	43,900	124,969

		253,084

Household Products — 0.2%
Reckitt Benckiser Group PLC (United Kingdom)	21,300	1,051,901
Spectrum Brands Holdings, Inc.*	31,970	875,978

		1,927,879

Insurance — 2.4%
Aegon NV (Netherlands)*	198,900	798,277
AIA Group Ltd. (Hong Kong)	102,400	319,728
Allianz SE (Germany)	12,007	1,148,564
AMP Ltd. (Australia)	23,035	95,890
Assurant, Inc.	40,330	1,655,950
Aviva PLC (United Kingdom)	101,400	473,679
AXA SA (France)	34,320	446,184
Berkshire Hathaway, Inc. (Class B Stock)*	52,960	4,040,848
Delphi Financial Group, Inc. (Class A Stock) .	24,510	1,085,793
ING Groep NV (Netherlands), CVA*	170,000	1,223,323
Korean Reinsurance Co. (South Korea)	21,300	277,344
Legal & General Group PLC (United Kingdom)	221,906	354,267
MetLife, Inc.	115,510	3,601,602
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	35,200	47,588
Platinum Underwriters Holdings Ltd. (Bermuda)	90,000	3,069,900
Prudential PLC (United Kingdom)	57,404	569,208
QBE Insurance Group Ltd. (Australia)	44,821	593,664
Reinsurance Group of America, Inc.	35,160	1,837,110
Tokio Marine Holdings, Inc. (Japan)	37,600	832,896

		22,471,815

Internet — 2.5%
Amazon.com, Inc.*	16,070	2,781,717
Baidu, Inc. (Cayman Islands), ADR*	1,600	186,352
Cogent Communications Group, Inc.*	19,220	324,626
Dena Co. Ltd. (Japan)	2,400	71,997
Equinix, Inc.*(a)	19,320	1,959,048
Google, Inc. (Class A Stock)*	11,920	7,699,128
Gree, Inc. (Japan)	4,100	141,265
Kakaku.com, Inc. (Japan)	3,600	131,989
priceline.com, Inc.*	5,390	2,520,957
Rakuten, Inc. (Japan)*	575	618,553
Sapient Corp.	365,330	4,603,158
Sourcefire, Inc.*(a)	19,110	618,782

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet (continued)
Start Today Co. Ltd. (Japan)	5,100	$119,334
Tencent Holdings Ltd. (Cayman Islands)	14,000	281,384
TIBCO Software, Inc.*	29,750	711,322

		22,769,612

Investment Companies
Infrastructure Development Finance Co. Ltd. (India)	67,400	116,321

Lodging — 0.6%
Crown Ltd. (Australia)	16,735	138,473
Sands China Ltd. (Cayman Islands)*	73,600	208,009
Starwood Hotels & Resorts Worldwide, Inc.	.65,490	3,141,555
Wynn Resorts Ltd.	21,540	2,379,955

		5,867,992

Machinery & Equipment — 1.5%
AGCO Corp.*	34,890	1,499,223
Alstom SA (France)	24,310	737,182
Caterpillar, Inc.	26,800	2,428,080
Cummins, Inc.	26,210	2,307,004
FANUC Corp. (Japan)	1,600	244,875
Flowserve Corp.	37,410	3,715,561
Joy Global, Inc.	15,480	1,160,536
Komatsu Ltd. (Japan)	2,600	60,769
Mitsubishi Heavy Industries Ltd. (Japan)	90,000	383,526
Nordson Corp.	34,770	1,431,829
Sumitomo Heavy Industries Ltd. (Japan)	29,000	169,170

		14,137,755

Manufacturing — 1.5%
Carlisle Cos., Inc.	61,600	2,728,880
Colfax Corp.*(a)	63,570	1,810,474
Cookson Group PLC (United Kingdom)	88,100	696,405
Danaher Corp.	83,590	3,932,074
General Electric Co.	143,620	2,572,234
Orkla ASA (Norway)	54,100	403,883
Siemens AG (Germany)	17,743	1,697,945

		13,841,895

Media — 1.3%
British Sky Broadcasting Group PLC (United Kingdom)	33,100	376,534
Cablevision Systems Corp. (Class A Stock)	.51,320	729,770
DISH Network Corp. (Class A Stock)	124,110	3,534,653
Fairfax Media Ltd. (Australia)	32,211	23,721
Jupiter Telecommunications Co. Ltd. (Japan)	102	103,365
Naspers Ltd. (South Africa) (Class N Stock)	.4,300	188,133
Time Warner Cable, Inc.	52,730	3,352,046
Viacom, Inc. (Class B Stock)	72,470	3,290,863

		11,599,085

Metals & Mining — 2.1%
African Minerals Ltd. (Bermuda)*	70,500	481,737
AngloGold Ashanti Ltd. (South Africa)	16,200	689,135
ArcelorMittal (Luxembourg)	16,900	309,062
BHP Billiton Ltd. (Australia)	69,971	2,463,309
Catcher Technology Co. Ltd. (Taiwan)	69,000	320,172
Compass Minerals International, Inc.	18,540	1,276,479
European Goldfields Ltd. (Canada)*	36,100	410,660
Fortescue Metals Group Ltd. (Australia)	45,100	196,967

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Freeport-McMoRan Copper & Gold, Inc.	34,510	$1,269,623
Fresnillo PLC (United Kingdom)	9,000	213,427
Hitachi Metals Ltd. (Japan)	22,000	239,236
Iluka Resources Ltd. (Australia)	4,948	78,442
JFE Holdings, Inc. (Japan)	25,800	467,263
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	55,000	118,829
Kingsgate Consolidated Ltd. (Australia)	4,082	23,798
Kloeckner & Co. SE (Germany)	27,949	358,835
MISUMI Group, Inc. (Japan)	6,800	156,196
Newcrest Mining Ltd. (Australia)	8,823	267,115
NSK Ltd. (Japan)	90,000	584,643
POSCO (South Korea)	1,100	362,847
Precision Castparts Corp.	18,120	2,985,995
Rio Tinto Ltd. (Australia)	5,899	363,819
Rio Tinto PLC (United Kingdom)	48,600	2,358,601
Royal Gold, Inc.	11,000	741,730
Ternium SA (Luxembourg), ADR	6,930	127,443
Umicore SA (Belgium)	9,685	399,484
Vallourec SA (France)	10,520	682,952
Walter Energy, Inc.	11,120	673,427
Xstrata PLC (United Kingdom)	70,500	1,070,770
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	68,000	108,042

		19,800,038

Office Equipment & Supplies — 0.1%
Canon, Inc. (Japan)	17,700	784,163

Oil, Gas & Consumable Fuels — 6.9%
Apache Corp.	13,150	1,191,127
Berry Petroleum Co. (Class A Stock)	16,500	693,330
BG Group PLC (United Kingdom)	103,471	2,211,887
BG Group PLC (United Kingdom), ADR(a)	12,600	1,348,200
BP PLC (United Kingdom)	324,976	2,324,069
Cameron International Corp.*	30,700	1,510,133
Centrica PLC (United Kingdom)	105,000	471,743
Chevron Corp.	90,980	9,680,272
China Oilfield Services Ltd. (China) (Class H Stock)	178,000	280,983
CNOOC Ltd. (Hong Kong)	183,000	319,978
Concho Resources, Inc.*	7,520	705,000
Denbury Resources, Inc.*(a)	90,370	1,364,587
ENI SpA (Italy)	57,000	1,181,091
Ensco PLC (United Kingdom), ADR	28,122	1,319,484
Galp Energia SGPS SA (Portugal) (Class B Stock)	32,477	478,339
Gazprom OAO (Russia), ADR	38,000	405,878
Halliburton Co.	57,620	1,988,466
Hess Corp.	35,940	2,041,392
INPEX Corp. (Japan)	17	107,120
Kunlun Energy Co. Ltd. (Bermuda)	70,000	99,683
LUKOIL OAO (Russia), ADR	2,360	124,962
Marathon Petroleum Corp.	35,245	1,173,306
MOL Hungarian Oil and Gas PLC (Hungary)*	2,800	199,507
National Grid PLC (United Kingdom)	67,800	658,079
National Oilwell Varco, Inc.	32,550	2,213,074
Northern Oil and Gas, Inc.*(a)	58,980	1,414,340
NovaTek OAO (Russia), GDR	3,970	486,935
Occidental Petroleum Corp.	69,080	6,472,796

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
OGX Petroleo e Gas Participacoes SA (Brazil)*	21,400	$156,262
Oil Search Ltd. (Papua New Guinea)	51,261	327,685
Oil States International, Inc.*	14,420	1,101,255
Osaka Gas Co. Ltd. (Japan)	85,000	335,715
Pacific Drilling SA (Luxembourg)*	67,800	630,540
Patterson-UTI Energy, Inc.	43,600	871,128
Petroleo Brasileiro SA (Brazil)	33,100	408,149
Pioneer Natural Resources Co.	8,500	760,580
QEP Resources, Inc.	26,190	767,367
Reliance Industries Ltd. (India)	8,700	113,523
Rowan Cos., Inc.*	41,330	1,253,539
Royal Dutch Shell PLC (United Kingdom), ADR(a)	74,300	5,430,587
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XEQT)	34,629	1,261,640
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XLON)	66,321	2,442,028
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	28,804	1,097,730
Saipem SpA (Italy)	13,952	593,183
Santos Ltd. (Australia)	12,493	156,400
SM Energy Co.	18,910	1,382,321
Total SA (France)	39,040	1,995,832
Transocean Ltd. (Switzerland)	9,180	354,475
YPF SA (Argentina), ADR	3,990	138,373

		64,044,073

Paper & Forest Products
China Forestry Holdings Co. Ltd. (Cayman Islands)*	878,000	28,262

Pharmaceuticals — 4.2%
Allergan, Inc.	35,640	3,127,054
Anthera Pharmaceuticals, Inc.*	11,140	68,400
BioMarin Pharmaceutical, Inc.*(a)	35,130	1,207,769
Dr. Reddy’s Laboratories Ltd. (India)	9,600	285,252
Endo Pharmaceuticals Holdings, Inc.*	18,760	647,783
Express Scripts, Inc.*(a)	49,260	2,201,429
GlaxoSmithKline PLC (United Kingdom)	113,600	2,596,012
Idenix Pharmaceuticals, Inc.*(a)	86,430	643,471
Johnson & Johnson	9,300	609,894
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,200	63,141
Lupin Ltd. (India)	13,800	116,379
Mead Johnson Nutrition Co.	30,780	2,115,509
Medicis Pharmaceutical Corp. (Class A Stock)	39,260	1,305,395
Mitsubishi Tanabe Pharma Corp. (Japan)	65,300	1,033,329
Novartis AG (Switzerland)	24,096	1,377,574
Novo Nordisk A/S (Denmark) (Class B Stock)	2,102	241,554
Omnicare, Inc.	68,990	2,376,706
Onyx Pharmaceuticals, Inc.*	78,360	3,443,922
Pfizer, Inc.	312,690	6,766,612
Roche Holding AG (Switzerland)	18,727	3,174,000
Sanofi (France)	35,332	2,595,083
Santen Pharmaceutical Co. Ltd. (Japan)	1,700	70,014
Shire PLC (United Kingdom)	15,400	536,436
Swedish Orphan Biovitrum AB (Sweden)*	104,700	229,724

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (Canada)*	43,800	$2,045,022

		38,877,464

Real Estate — 0.3%
CBRE Group, Inc.*	40,660	618,845
Cheung Kong Holdings Ltd. (Hong Kong)	21,000	249,839
China Overseas Land & Investment Ltd. (Hong Kong)	98,000	163,783
Daito Trust Construction Co. Ltd. (Japan)	900	77,173
Hongkong Land Holdings Ltd. (Bermuda)	14,000	63,560
Iguatemi Empresa de Shopping Centers SA (Brazil)	5,700	105,917
Mitsui Fudosan Co. Ltd. (Japan)	45,000	655,969
New World Development Co. Ltd. (Hong Kong)	536,041	432,057
PDG Realty SA Empreendimentos e Participacoes (Brazil)	96,500	305,240
Sun Hung Kai Properties Ltd. (Hong Kong)	14,000	175,482

		2,847,865

Real Estate Investment Trusts — 1.9%
American Campus Communities, Inc.	55,400	2,324,584
British Land Co. PLC (United Kingdom)	67,398	484,091
Douglas Emmett, Inc.(a)	127,720	2,329,613
Equity Residential	39,770	2,268,083
Essex Property Trust, Inc.(a)	20,120	2,827,061
Japan Retail Fund Investment Corp. (Japan)	60	88,866
Link (The) (Hong Kong)	37,000	136,250
Post Properties, Inc.	61,530	2,690,092
Public Storage(a)	28,700	3,859,002
Westfield Group (Australia)	66,784	533,474

		17,541,116

Retail & Merchandising — 3.7%
ABC-Mart, Inc. (Japan)	6,700	254,786
Abercrombie & Fitch Co. (Class A Stock)	92,110	4,498,653
Aeon Co. Ltd. (Japan)	6,800	93,382
Chow Tai Fook Jewellery Group Ltd. (Cayman Islands)	92,000	164,891
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	8,342	421,940
CP ALL PCL (Thailand)	87,600	143,686
CVS Caremark Corp.	170,060	6,935,047
Darden Restaurants, Inc.(a)	40,020	1,824,112
Don Quijote Co. Ltd. (Japan)	4,500	154,404
Family Dollar Stores, Inc.	25,220	1,454,185
FamilyMart Co. Ltd. (Japan)	7,700	311,121
Fast Retailing Co. Ltd. (Japan)	900	163,700
Foschini Group Ltd. (The) (South Africa)	15,800	205,492
H2O Retailing Corp. (Japan)	7,000	53,384
Hennes & Mauritz AB (Sweden) (Class B Stock)	22,335	718,207
Hyundai Department Store Co. Ltd. (South Korea)*	1,800	254,688
Inditex SA (Spain)	8,631	706,878
Kingfisher PLC (United Kingdom)	120,200	467,980
Lifestyle International Holdings Ltd. (Cayman Islands)	42,500	93,683

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
Lululemon Athletica, Inc.*(a)	35,940	$1,676,960
Nitori Holdings Co. Ltd. (Japan)	2,000	187,606
Nu Skin Enterprises, Inc. (Class A Stock)	31,530	1,531,412
PetSmart, Inc.	40,810	2,093,145
PPR (France)	8,920	1,277,419
PVH Corp.	15,250	1,074,972
Raia Drogasil SA (Brazil)	31,800	221,121
Seven & I Holdings Co. Ltd. (Japan)	41,100	1,145,374
Sundrug Co. Ltd. (Japan)	14,900	451,433
Swatch Group AG (The) (Switzerland)	960	359,246
Travis Perkins PLC (United Kingdom)	35,000	432,391
Vitamin Shoppe, Inc.*	53,720	2,142,354
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	110,700	303,827
Wesfarmers Ltd. (Australia)	13,644	411,674
Yum! Brands, Inc.	31,420	1,854,094

		34,083,247

Semiconductors — 2.1%
Advanced Semiconductor Engineering, Inc. (Taiwan)	272,000	232,663
ASML Holding NV (Netherlands)	13,000	546,399
Avago Technologies Ltd. (Singapore)	119,800	3,457,428
Broadcom Corp. (Class A Stock)*	89,040	2,614,214
Elpida Memory, Inc. (Japan)*	44,900	208,837
Infineon Technologies AG (Germany)	56,090	422,209
Lam Research Corp.*	20,390	754,838
NXP Semiconductors NV (Netherlands)*	22,400	344,288
ON Semiconductor Corp.*	142,680	1,101,490
QUALCOMM, Inc.	58,950	3,224,565
Rovi Corp.*	39,740	976,809
Samsung Electronics Co. Ltd. (South Korea)	1,420	1,304,132
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	297,000	743,505
Teradyne, Inc.*	122,790	1,673,628
Texas Instruments, Inc.	57,440	1,672,078
Tokyo Electron Ltd. (Japan)	2,800	142,419

		19,419,502

Software — 1.9%
Akamai Technologies, Inc.*	97,430	3,145,040
Check Point Software Technologies Ltd. (Israel)*	57,200	3,005,288
Citrix Systems, Inc.*	18,190	1,104,497
Compuware Corp.*	451,670	3,757,895
DemandTec, Inc.*	20,320	267,614
Fidelity National Information Services, Inc.	56,740	1,508,717
Konami Corp. (Japan)	2,500	74,867
Nexon Co. Ltd. (Japan)	5,200	74,788
Pegasystems, Inc.	34,130	1,003,422
SAP AG (Germany)	18,447	975,293
VMware, Inc. (Class A Stock)*	32,830	2,731,128

		17,648,549

Telecommunications — 3.3%
ADTRAN, Inc.	60,500	1,824,680
America Movil SAB de CV (Mexico) (Class L Stock)	260,700	294,800
American Tower Corp. (Class A Stock)	24,530	1,472,045

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
AT&T, Inc.	77,120	$2,332,109
Axiata Group Bhd (Malaysia), Gtd. Notes	165,000	267,539
CenturyLink, Inc.	75,218	2,798,110
China Telecom Corp. Ltd. (China) (Class H Stock)	160,000	91,057
China Unicom Hong Kong Ltd. (Hong Kong)	198,000	416,568
Deutsche Telekom AG (Germany)	46,070	528,584
Far EasTone Telecommunications Co. Ltd. (Taiwan)	76,000	142,818
Finisar Corp.*	74,470	1,247,000
Foxconn International Holdings Ltd. (Cayman Islands)*	281,000	181,265
France Telecom SA (France)	71,780	1,127,354
HKT Trust/HKT Ltd. (Hong Kong)*	195,000	114,490
HTC Corp. (Taiwan)	11,000	180,554
Juniper Networks, Inc.*(a)	158,150	3,227,842
NII Holdings, Inc.*	68,480	1,458,624
Nippon Telegraph & Telephone Corp. (Japan)	29,900	1,528,602
SBA Communications Corp. (Class A Stock)*(a)	17,330	744,497
Singapore Telecommunications Ltd. (Singapore)	34,000	80,999
Sistema JSFC (Russia), GDR	6,000	87,788
Softbank Corp. (Japan)	12,300	362,272
Sprint Nextel Corp.*(a)	535,470	1,253,000
Taiwan Mobile Co. Ltd. (Taiwan)	65,000	202,649
Telecom Corp of New Zealand Ltd. (New Zealand)	134,110	216,089
Telecom Italia SpA (Italy)	391,200	420,743
Telecom Italia SpA-RSP (Italy)	362,300	324,483
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	12,966	132,636
Telefonica SA (Spain)	47,700	826,330
Telenor ASA (Norway)	81,000	1,328,591
Telstra Corp. Ltd. (Australia)	90,301	307,558
Tim Participacoes SA (Brazil)	61,500	304,656
Total Access Communication PCL (Thailand), NVDR	155,000	341,442
Tower Bersama Infrastructure Tbk PT (Indonesia)*	724,500	189,764
Turkcell Iletisim Hizmet A/S (Turkey)*	12,700	59,552
Vivendi SA (France)	33,485	733,277
Vodafone Group PLC (United Kingdom)	1,197,800	3,327,842

		30,478,209

Tobacco — 1.1%
Altria Group, Inc.	163,710	4,854,002
British American Tobacco PLC (United Kingdom)	52,600	2,495,951
Imperial Tobacco Group PLC (United Kingdom)	40,841	1,544,413
Japan Tobacco, Inc. (Japan)	311	1,462,674

		10,357,040

Transportation — 0.8%
Hitachi Transport System Ltd. (Japan)	13,700	235,305
Kawasaki Kisen Kaisha Ltd. (Japan)	140,000	252,826
Kuehne & Nagel International AG (Switzerland)	2,860	321,229

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation (continued)
Union Pacific Corp.	34,900	$3,697,306
United Parcel Service, Inc. (Class B Stock)	18,960	1,387,682
West Japan Railway Co. (Japan)	24,100	1,047,350

		6,941,698

Water — 0.2%
American Water Works Co., Inc.	42,270	1,346,722
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)*	13,600	379,364

		1,726,086

TOTAL COMMON STOCKS (cost $616,688,330)		603,144,139

EXCHANGE TRADED FUNDS — 0.2%
iShares MSCI EAFE Index Fund	20,300	1,005,459
iShares MSCI Emerging Markets Index Fund	27,000	1,024,380

TOTAL EXCHANGE TRADED FUNDS (cost $1,994,305)		2,029,839

PREFERRED STOCKS — 0.3%
Automobile Manufacturers — 0.1%
Volkswagen AG (Germany), (PRFC)	9,132	1,368,057

Banks — 0.1%
Banco Bradesco SA (Brazil), (PRFC)	14,200	234,097
Banco do Estado do Rio Grande do Sul (Brazil), (PRFC)	12,900	138,319
Itau Unibanco Holding SA (Brazil), (PRFC)	23,100	420,946

		793,362

Media
Prosiebensat.1 Media AG (Germany), (PRFC)	7,200	131,532

Metals & Mining — 0.1%
Vale SA (Brazil), (PRFC A)	23,500	476,488

Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil), (PRFC)	16,000	184,340

Telecommunications
Telefonica Brasil SA (Brazil), (PRFC)	8,600	239,292

TOTAL PREFERRED STOCKS (cost $3,334,044)		3,193,071

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES
Ally Master Owner Trust,
Series 2011-1, Class A2
2.150%	01/15/16	Aaa	$180	182,223
Series 2011-3, Class A2
1.810%	05/15/16	Aaa	230	231,089

TOTAL ASSET-BACKED SECURITIES (cost $409,958)				413,312

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) — 0.1%
Airlines — 0.1%
Delta Air Lines, Inc.,
Tranche B
5.500%		04/20/17	Ba2	$400	$378,000

Internet Services
Go Daddy Group, Inc. (The),
Tranche B
7.000%		09/23/18	Ba3	65	64,919

Manufacturing
Colfax Corp.,
Tranche A1
4.500%		09/12/18	Ba2	70	69,978

Retail & Merchandising
BJ’s Wholesale Club, Inc.,
Tranche B
7.000%		09/29/18	B1	15	15,034

TOTAL BANK LOANS (cost $531,277)					527,931

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2007-1, Class A4
5.451%		01/15/49	Aaa	500	543,224
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW15, Class A4
5.331%		02/11/44	Aaa	1,000	1,053,022
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.697%	(c)	12/10/49	Aaa	1,000	1,102,503
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%		10/15/48	Aaa	1,000	1,095,505
Series 2007-CD4, Class A4
5.322%		12/11/49	Aaa	1,000	1,060,653
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306%		12/10/46	Aaa	600	650,645
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%		09/15/39	Aaa	500	531,756
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class A4
5.543%		12/10/49	Aa3	1,000	1,052,551
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4
5.444%		03/10/39	Aaa	1,200	1,298,863
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4
5.560%		11/10/39	Aaa	500	548,951
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class A4
5.429%		12/12/43	Aaa	500	536,364
Series 2007-CB19, Class A4
5.739%	(c)	02/12/49	Aa2	1,000	1,081,942
Series 2007-LDPX, Class A3
5.420%		01/15/49	Aaa	500	540,525

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.942%	(c)	07/15/44	Aaa	$1,000	$1,088,425
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A4
5.424%		02/15/40	A+(d)	1,000	1,089,611
Series 2007-C6, Class A4
5.858%	(c)	07/15/40	Aaa	1,000	1,095,397
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%	(c)	12/12/49	Aaa	500	538,282
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class A4
5.418%	(c)	01/15/45	Aaa	310	337,716
Series 2007-C30, Class A5
5.342%		12/15/43	Aa3	500	527,068
Series 2007-C31, Class A4
5.509%		04/15/47	Aa2	1,000	1,054,372
Series 2007-C33, Class A4
5.899%	(c)	02/15/51	Aaa	2,500	2,706,830
Series 2007-C33, Class A5
5.899%	(c)	02/15/51	Aaa	1,000	1,064,503

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $19,827,640)					20,598,708

CORPORATE BONDS — 8.7%
Airlines
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%		09/15/15	Ba2	200	190,500
UAL 2009-2A Pass-Through Trust,
Pass-Through Certificates
9.750%		01/15/17	Baa2	178	192,098

					382,598

Apparel & Textile
Hanesbrands, Inc.,
Gtd. Notes
6.375%		12/15/20	B1	85	86,275

Automobile Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A
8.000%		06/15/19	B2	500	457,500

Banks — 1.5%
Bank of America Corp.,
Jr. Sub. Notes
8.000%	(c)	12/29/49	Ba3	45	40,295
Sr. Unsec’d. Notes
5.750%		12/01/17	Baa1	935	883,127
Sr. Unsec’d. Notes, MTN
5.650%		05/01/18	Baa1	155	147,677
Bank of America NA,
Sub. Notes
5.300%		03/15/17	A3	600	541,147
Capital One Capital V,
Ltd. Gtd. Notes
10.250%		08/15/39	Baa3	349	362,087

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
CIT Group, Inc.,
Sec’d. Notes, 144A
7.000%		05/02/16	B2	$200	$199,750
7.000%		05/02/17	B2	200	199,750
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.953%		06/15/16	A3	331	329,859
4.750%		05/19/15	A3	500	506,379
6.125%		05/15/18	A3	400	425,743
6.500%		08/19/13	A3	1,000	1,040,963
Credit Suisse (Switzerland),
Sub. Notes
6.000%		02/15/18	Aa2	320	315,594
Discover Bank,
Sub. Notes
7.000%		04/15/20	Ba1	600	627,761
Fifth Third Bancorp,
Sub. Notes
4.500%		06/01/18	Baa2	300	300,767
Fifth Third Capital Trust IV,
Ltd. Gtd. Notes
6.500%	(c)	04/15/67	Baa3	108	105,840
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.700%		08/01/15	A1	275	269,419
5.250%		07/27/21	A1	200	195,108
5.950%		01/18/18	A1	360	368,720
6.150%		04/01/18	A1	350	361,231
Huntington Bancshares, Inc.,
Sub. Notes
7.000%		12/15/20	Baa2	200	226,666
JPMorgan Chase & Co.,
Sr. Notes
5.400%		01/06/42	Aa3	275	286,986
Sr. Unsec’d. Notes
3.150%		07/05/16	Aa3	451	453,111
4.350%		08/15/21	Aa3	265	267,625
6.300%		04/23/19	Aa3	300	339,791
JPMorgan Chase Bank NA,
Sub. Notes
6.000%		10/01/17	Aa2	500	537,852
KeyBank NA,
Sub. Notes
5.800%		07/01/14	Baa1	599	639,542
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%		03/24/21	Baa1	141	146,423
M&I Marshall & Ilsley Bank,
Sub. Notes
5.000%		01/17/17	A2	832	877,437
Morgan Stanley,
Sr. Unsec’d. Notes
5.500%		07/28/21	A2	650	601,013
5.750%		01/25/21	A2	300	279,842
Sr. Unsec’d. Notes, MTN
6.625%		04/01/18	A2	200	197,489
Regions Bank,
Sub. Notes
6.450%		06/26/37	Ba3	273	225,907

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba3	$23	$21,965
7.750%	11/10/14	Ba3	321	322,605
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/16	Baa1	240	244,401
Wachovia Bank NA,
Sub. Notes
4.875%	02/01/15	A1	700	741,690

				13,631,562

Beverages — 0.1%
Beam, Inc.,
Sr. Unsec’d. Notes
5.375%	01/15/16	Baa2	72	79,054
Fortune Brands, Inc.,
Sr. Unsec’d. Notes
5.875%	01/15/36	Baa2	423	443,190
6.375%	06/15/14	Baa2	161	176,044

				698,288

Biotechnology
Amgen, Inc.,
Sr. Unsec’d. Notes
5.150%	11/15/41	Baa1	300	311,005

Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Notes, 144A
6.875%	08/15/18	Ba3	400	420,000

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.125%	11/15/21	Baa3	276	283,099
4.250%	11/15/20	Baa3	126	130,969
4.850%	08/15/12	Baa3	300	306,923
5.250%	11/15/41	Baa3	138	145,159
7.600%	05/15/14	Baa3	384	434,234

				1,300,384

Commercial Services — 0.2%
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	05/01/16	B3	400	412,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
7.750%	05/15/16	B2	300	302,250
Emergency Medical Services Corp.,
Gtd. Notes
8.125%	06/01/19	B-(d)	300	299,250
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	Ba2	200	206,500
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19	B2	300	300,750

				1,520,750

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Computers
SunGard Data Systems, Inc.,
Gtd. Notes
7.375%	11/15/18	Caa1	$300	$307,125

Containers & Packaging
Ardagh Packaging Finance PLC (Ireland),
Sr. Sec’d. Notes, 144A
7.375%	10/15/17	Ba3	45	45,450
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1	300	328,500

				373,950

Distribution/Wholesale
McJunkin Red Man Corp.,
Sr. Sec’d. Notes
9.500%	12/15/16	B3	300	304,500

Diversified Financial Services — 0.4%
Aircastle Ltd. (Bermuda),
Sr. Notes, 144A
9.750%	08/01/18	Ba3	25	26,062
Discover Financial Services,
Sr. Unsec’d. Notes
10.250%	07/15/19	Ba1	281	342,527
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.875%	01/15/15	Ba1	55	54,795
5.000%	05/15/18	Ba1	500	501,296
5.875%	08/02/21	Ba1	200	208,442
6.625%	08/15/17	Ba1	200	217,712
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.250%	11/09/15	Aa2	400	401,788
Sr. Unsec’d. Notes, MTN
5.625%	09/15/17	Aa2	300	332,032
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
7.750%	01/15/16	Ba3	300	311,250
8.000%	01/15/18	Ba3	300	312,000
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.750%	09/01/16	Ba3	200	205,000
Sr. Unsec’d. Notes
5.750%	05/15/16	B1	245	227,248
6.250%	05/15/19	B1	225	207,853
8.750%	03/15/17	B1	25	25,750
Merrill Lynch & Co., Inc.,
Sub. Notes
6.110%	01/29/37	Baa2	100	77,093

				3,450,848

Electric Utilities — 0.9%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	10/15/17	Ba3	300	330,000
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21	Ba3	300	323,250
Dolphin Subsidiary II, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	10/15/16	Ba1	400	426,000

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Dominion Resources, Inc.,
Jr. Sub. Notes
2.669%	(c)	09/30/66	Baa3	$426	$357,998
Duke Energy Carolinas LLC,
First Mortgage
4.250%		12/15/41	A1	97	101,486
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%		12/01/21	Ba1	329	339,616
6.400%		09/15/20	Ba1	211	224,371
Edison International,
Sr. Unsec’d. Notes
3.750%		09/15/17	Baa2	91	93,642
EDP Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
6.000%		02/02/18	Baa3	208	174,966
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%		10/01/20	A3	500	513,993
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%		11/15/31	Baa3	343	421,814
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%		02/15/15	Baa3	320	341,532
6.050%		08/15/21	Baa3	498	552,628
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.625%		06/15/14	B3	300	300,000
9.500%		10/15/18	B3	500	506,250
NiSource Finance Corp.,
Gtd. Notes
4.450%		12/01/21	Baa3	125	127,728
5.400%		07/15/14	Baa3	500	542,491
5.800%		02/01/42	Baa3	160	167,362
5.950%		06/15/41	Baa3	331	355,254
6.150%		03/01/13	Baa3	137	143,877
6.400%		03/15/18	Baa3	310	356,454
NSG Holdings LLC/NSG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.750%		12/15/25	Ba2	300	307,500
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%		09/15/21	A3	200	202,943
Pepco Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%		10/01/15	Baa3	406	411,228
PSEG Power LLC,
Gtd. Notes
2.750%		09/15/16	Baa1	72	72,353
San Diego Gas & Electric Co.,
First Mortgage
3.000%		08/15/21	Aa3	52	53,477
TECO Finance, Inc.,
Gtd. Notes
4.000%		03/15/16	Baa3	300	315,514

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
2.950%	09/15/21	A2	$37	$37,711

				8,101,438

Electronic Components & Equipment
Sanmina-SCI Corp.,
Gtd. Notes, 144A
7.000%	05/15/19	B1	65	63,375

Energy – Alternate Sources
Headwaters, Inc.,
Sec’d. Notes
7.625%	04/01/19	B2	35	30,975

Entertainment & Leisure
Equinox Holdings, Inc.,
Sec’d. Notes, 144A
9.500%	02/01/16	B1	65	66,788
NCL Corp. Ltd. (Bermuda),
Sr. Unsec’d. Notes
9.500%	11/15/18	Caa1	140	145,950
Pinnacle Entertainment, Inc.,
Gtd. Notes
7.500%	06/15/15	Caa1	30	29,700

				242,438

Foods — 0.1%
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	500	576,925
US Foodservice,
Sr. Unsec’d. Notes, 144A
8.500%	06/30/19	Caa2	400	387,000

				963,925

Healthcare Services
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21	B3	300	305,250
Healthsouth Corp.,
Gtd. Notes
7.250%	10/01/18	B2	80	79,400

				384,650

Home Construction — 0.1%
Lennar Corp.,
Gtd. Notes
6.950%	06/01/18	B3	365	355,875
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	B3	300	285,000

				640,875

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
7.875%	08/15/19	Ba3	300	313,500
Sr. Unsec’d. Notes, 144A
9.875%	08/15/19	Caa1	300	291,000

				604,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/16	Baa1	$231	$218,598
Aon Corp.,
Sr. Unsec’d. Notes
3.125%	05/27/16	Baa2	400	404,542
5.000%	09/30/20	Baa2	205	226,134
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	Baa2	334	327,289
Sr. Unsec’d. Notes, 144A
6.500%	03/15/35	Baa2	260	253,471
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.800%	07/15/21	Baa2	100	109,457
MetLife, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/16	A3	500	576,019
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	Aa2	200	255,389
Northwestern Mutual Life Insurance,
Sub. Notes, 144A
6.063%	03/30/40	Aa2	209	250,890
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	A3	123	163,795
Pacific LifeCorp,
Sr. Notes, 144A
6.000%	02/10/20	Baa1	379	403,371
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa3	368	378,919

				3,567,874

Internet — 0.1%
Equinix, Inc.,
Sr. Unsec’d. Notes
8.125%	03/01/18	Ba2	400	436,000

Lodging — 0.1%
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21	B3	300	309,000
CityCenter Holdings LLC/CityCenter Finance Corp,
Sr. Sec’d. Notes, 144A
7.625%	01/15/16	B2	200	205,000
MGM Resorts International,
Gtd. Notes
7.500%	06/01/16	B3	300	287,250
7.625%	01/15/17	B3	500	476,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage
7.750%	08/15/20	Ba2	35	38,850

				1,316,350

Machinery
Boart Longyear Management Pty Ltd. (Australia),
Gtd. Notes, 144A
7.000%	04/01/21	Ba2	400	406,000

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
5.250%	12/06/17	Aa2	$850	$975,598

Media — 0.7%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18	B1	60	63,600
8.625%	09/15/17	B1	300	332,250
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.500%	04/30/21	B1	260	263,250
7.250%	10/30/17	B1	335	353,006
7.375%	06/01/20	B1	35	36,925
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	400	424,000
Comcast Corp.,
Gtd. Notes
5.700%	05/15/18	Baa1	400	460,304
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	Baa2	545	588,690
5.875%	10/01/19	Baa2	200	225,124
6.350%	03/15/40	Baa2	200	227,524
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40	Baa2	77	92,754
Kabel BW GmbH (Germany),
Sr. Sec’d. Notes, 144A
7.500%	03/15/19	B1	150	157,500
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
3.650%	04/30/15	Baa2	400	422,188
Sr. Unsec’d. Notes, 144A
5.150%	04/30/20	Baa2	350	389,681
6.400%	04/30/40	Baa2	200	245,879
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1	235	256,882
6.150%	02/15/41	Baa1	190	218,992
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18	B2	10	10,800
Time Warner Cable, Inc.,
Gtd. Notes
5.850%	05/01/17	Baa2	200	227,766
6.750%	07/01/18	Baa2	295	350,376
Time Warner, Inc.,
Gtd. Notes
5.375%	10/15/41	Baa2	56	60,659
6.200%	03/15/40	Baa2	320	376,930
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	Caa2	400	364,000
Viacom, Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/17	Baa1	208	216,718

				6,365,798

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining — 0.2%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
3.750%	03/01/16	Baa3	$468	$444,267
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1	35	38,325
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/03/21	A1	247	251,485
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
7.000%	11/01/15	B1	200	202,000
Sr. Notes, 144A
8.250%	11/01/19	B1	200	203,500
Peabody Energy Corp.,
Gtd. Notes, 144A
6.000%	11/15/18	Ba1	200	204,000
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
3.750%	09/20/21	A3	210	220,051
Steel Dynamics, Inc.,
Gtd. Notes
7.625%	03/15/20	Ba2	110	116,050

				1,679,678

Office Equipment & Supplies
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	Caa1	40	40,300
Xerox Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/21	Baa2	86	87,158

				127,458

Oil, Gas & Consumable Fuels — 0.8%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	686	795,166
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.125%	10/01/15	A2	155	162,351
3.625%	05/08/14	A2	500	525,422
4.742%	03/11/21	A2	250	283,164
Calfrac Holdings LP,
Sr. Unsec’d. Notes, 144A
7.500%	12/01/20	B2	300	292,500
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21	Ba3	60	61,650
Denbury Resources, Inc.,
Gtd. Notes
6.375%	08/15/21	B1	300	313,500
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2	126	127,190
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	Caa1	200	187,000

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
8.625%	04/15/20	B2	$300	$325,500
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	03/01/21	Baa2	330	344,741
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
6.300%	08/01/16	Baa1	157	180,162
Nexen, Inc. (Canada),
Sr. Unsec’d. Notes
6.400%	05/15/37	Baa3	184	194,904
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19	Ba3	300	306,750
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
3.875%	01/27/16	A3	208	214,284
5.375%	01/27/21	A3	500	525,300
5.750%	01/20/20	A3	445	476,203
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	Baa1	322	349,370
Gtd. Notes, 144A
6.500%	06/02/41	BBB(d)	270	303,750
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	300	306,000
Quicksilver Resources, Inc.,
Gtd. Notes
7.125%	04/01/16	B3	300	298,500
Schlumberger Investment SA (Luxembourg),
Gtd. Notes, 144A
3.300%	09/14/21	A1	133	136,636
SESI LLC,
Sr. Unsec’d. Notes, 144A
7.125%	12/15/21	Ba3	105	110,250
Transocean, Inc. (Cayman Islands),
Gtd. Notes
5.050%	12/15/16	Baa3	136	138,866
6.375%	12/15/21	Baa3	180	191,319
WPX Energy, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	01/15/17	Ba1	440	442,200

				7,592,678

Pharmaceuticals — 0.2%
Aristotle Holding, Inc.,
Gtd. Notes, 144A
4.750%	11/15/21	Baa3	305	315,605
Endo Pharmaceuticals Holdings, Inc.,
Gtd. Notes, 144A
7.000%	07/15/19	Ba3	300	319,500
Express Scripts, Inc.,
Gtd. Notes
3.125%	05/15/16	Baa3	275	276,524
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
4.125%	09/15/20	Baa3	295	293,961

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16	B1	$200	$199,750
6.875%	12/01/18	B1	200	199,500

				1,604,840

Pipelines — 0.5%
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes, 144A
5.875%	04/15/21	Ba3	300	300,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes, 144A
7.750%	04/01/19	B3	300	291,750
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	Baa2	294	303,870
5.350%	03/15/20	Baa2	325	347,811
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
4.100%	11/15/15	Ba1	488	499,579
5.000%	10/01/21	Ba1	129	132,769
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21	Baa2	509	531,541
Kinder Morgan Finance Co. LLC,
Sr. Sec’d. Notes, 144A
6.000%	01/15/18	Ba1	300	305,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
6.250%	06/15/22	Ba3	25	26,125
Midcontinent Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.450%	09/15/14	Ba1	420	453,682
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
3.950%	09/15/15	Baa3	350	370,628
5.000%	02/01/21	Baa3	65	71,604
Southern Natural Gas Co./Southern Natural Issuing Corp.,
Sr. Unsec’d. Notes
4.400%	06/15/21	Baa3	102	104,934
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20	Baa2	350	388,479
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	06/15/16	Baa3	114	114,766
4.600%	06/15/21	Baa3	75	78,372
Western Gas Partners LP,
Gtd. Notes
5.375%	06/01/21	BB+(d)	377	399,684
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	50	51,314

				4,772,158

Real Estate — 0.1%
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	400	410,000

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate (continued)
Post Apartment Homes LP,
Sr. Unsec’d. Notes
6.300%	06/01/13	Baa3	$551	$575,865

				985,865

Real Estate Investment Trusts — 0.9%
BioMed Realty LP,
Gtd. Notes
3.850%	04/15/16	Baa3	280	276,205
6.125%	04/15/20	Baa3	540	566,802
Brandywine Operating Partnership LP,
Gtd. Notes
5.700%	05/01/17	Baa3	264	273,299
Camden Property Trust,
Sr. Unsec’d. Notes
5.375%	12/15/13	Baa1	550	574,826
CommonWealth REIT,
Sr. Unsec’d. Notes
5.750%	11/01/15	Baa2	42	43,841
DDR Corp.,
Sr. Unsec’d. Notes
4.750%	04/15/18	Baa3	182	174,139
5.375%	10/15/12	Baa3	638	643,951
Digital Realty Trust LP,
Gtd. Notes
4.500%	07/15/15	Baa2	100	102,000
5.250%	03/15/21	Baa2	134	134,251
Duke Realty LP,
Sr. Unsec’d. Notes
6.250%	05/15/13	Baa2	1,054	1,102,269
Equity One, Inc.,
Gtd. Notes
5.375%	10/15/15	Baa3	39	40,188
6.250%	12/15/14	Baa3	900	946,491
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21	Baa1	458	467,047
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
6.000%	07/15/12	Baa1	500	508,682
Liberty Property LP,
Sr. Unsec’d. Notes
4.750%	10/01/20	Baa1	168	170,717
6.375%	08/15/12	Baa1	500	510,816
PPF Funding, Inc.,
Notes, 144A
5.125%	06/01/15	Baa2	40	40,669
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
8.125%	11/01/18	B2	10	10,100
Simon Property Group LP,
Sr. Unsec’d. Notes
2.800%	01/30/17	A3	66	67,415
4.125%	12/01/21	A3	185	193,449
4.200%	02/01/15	A3	600	636,254

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Tanger Properties LP,
Sr. Unsec’d. Notes
6.125%	06/01/20	Baa2	$312	$350,100
6.150%	11/15/15	Baa2	315	348,653

				8,182,164

Retail & Merchandising — 0.1%
Inergy LP/Inergy Finance Corp.,
Gtd. Notes
7.000%	10/01/18	Ba3	20	20,300
J. Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19	Caa1	300	286,500
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc.,
Gtd. Notes, 144A
10.500%	01/15/20	Caa1	85	85,425
Petco Animal Supplies, Inc.,
Gtd. Notes, 144A
9.250%	12/01/18	Caa1	50	53,625
Rite Aid Corp.,
Gtd. Notes
8.625%	03/01/15	Caa3	200	193,000
9.500%	06/15/17	Caa3	200	182,500
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes, 144A
6.875%	11/15/19	B1	200	209,000
Toys R Us, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/16	B1	200	200,500

				1,230,850

Semiconductors
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.625%	06/01/21	Ba3	30	28,875
7.375%	05/01/18	Ba3	80	81,800

				110,675

Telecommunications — 0.5%
America Movil SAB de CV (Mexico),
Gtd. Notes
2.375%	09/08/16	A2	200	199,443
AT&T, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/15	A2	400	414,188
6.300%	01/15/38	A2	300	368,321
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	200	180,000
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.150%	09/15/19	Baa3	125	125,571
6.450%	06/15/21	Baa3	416	416,766
7.600%	09/15/39	Baa3	34	33,363
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17	B1	100	100,500

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%		06/01/36	Baa3	$125	$129,523
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
9.500%		06/15/16	B3	200	209,000
Gtd. Notes, 144A
7.250%		04/01/19	B3	200	203,000
7.500%		04/01/21	B(d)	20	20,225
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
11.250%		02/04/17	Caa3	200	193,500
Gtd. Notes, PIK
11.500%		02/04/17	Caa3	60	57,900
Nextel Communications, Inc.,
Gtd. Notes
7.375%		08/01/15	B1	500	457,500
NII Capital Corp.,
Gtd. Notes
7.625%		04/01/21	B2	80	79,400
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
6.000%		12/01/16	B3	300	249,000
Telefonica Emisiones SAU (Spain),
Gtd. Notes
5.134%		04/27/20	Baa1	110	103,325
5.462%		02/16/21	Baa1	153	146,003
UPCB Finance V Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.250%		11/15/21	Ba3	80	81,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%		11/01/21	A3	400	416,449
6.400%		02/15/38	A3	200	253,880
VimpelCom Holdings BV (Netherlands),
Gtd. Notes, 144A
4.576%	(c)	06/29/14	Ba3	455	446,801

					4,884,658

Tobacco — 0.1%
Altria Group, Inc.,
Gtd. Notes
9.700%		11/10/18	Baa1	300	403,624
Reynolds American, Inc.,
Gtd. Notes
6.750%		06/15/17	Baa3	660	750,174

					1,153,798

Utilities — 0.2%
Tennessee Valley Authority,
Sr. Unsec’d. Notes
3.875%		02/15/21	Aaa	1,190	1,357,679

TOTAL CORPORATE BONDS (cost $79,597,752)					81,027,082

FOREIGN GOVERNMENT BONDS — 0.1%
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.250%		09/14/21	Aa3	225	231,188

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Federative Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41	Baa2	$150	$174,000
United Mexican States (Mexico),
Sr. Unsec’d. Notes
6.050%	01/11/40	Baa1	208	254,280

TOTAL FOREIGN GOVERNMENT BONDS (cost $605,924)				659,468

MUNICIPAL BONDS
Illinois
State of Illinois,
General Obligation Unlimited
5.665%	03/01/18	A1	140	148,999
5.877%	03/01/19	A1	80	86,134

TOTAL MUNICIPAL BONDS (cost $220,000)				235,133

RESIDENTIAL MORTGAGE-BACKED SECURITY
Banc of America Funding Corp.,
Series 2010-R4, Class 2A1, 144A
(cost $35,416)
4.500%	03/26/37	AA(d)	35	35,529

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 9.3%
Federal Home Loan Mortgage Corp.
4.000%	09/01/41-10/01/41		3,316	3,504,551
4.500%	05/01/39-07/01/41		7,874	8,451,269
5.000%	06/01/40-08/01/40		1,692	1,830,309
5.500%	10/01/38-01/01/40		2,887	3,137,053
6.500%	09/01/39		990	1,110,405
Federal National Mortgage Assoc
3.000%	TBA		1,000	1,032,656
3.500%	01/01/26-11/01/40		1,499	1,567,438
4.000%	12/01/25-11/01/41		4,426	4,671,886
4.000%	TBA		3,000	3,151,406
4.500%	04/01/18-11/01/41		9,226	9,886,842
4.500%	TBA		1,000	1,065,938
5.000%	05/01/19-08/01/38		5,737	6,203,001
5.500%	01/01/23-09/01/38		11,664	12,734,041
6.000%	02/01/34-04/01/40		9,189	10,131,327
Government National Mortgage Assoc
3.500%	TBA		1,000	1,044,375
4.000%	09/15/25-10/15/41		4,270	4,590,316
4.000%	TBA		400	429,062
4.500%	05/15/39-08/20/41		6,724	7,345,862
5.000%	07/15/39-09/15/40		3,427	3,803,978
5.000%	TBA		300	332,297

TOTAL U.S. GOVERNMENT MORTGAGE- BACKED OBLIGATIONS (cost $84,723,296)				86,024,012

U.S. TREASURY OBLIGATIONS — 8.9%
U.S. Treasury Bonds
3.750%	08/15/41		6,970	8,197,375

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflationary Indexed Bonds, TIPS
2.000%	04/15/12	$1,020	$1,143,177
2.125%	02/15/41	4,305	6,012,479
U.S. Treasury Notes
0.250%	09/15/14	34,691	34,604,272
0.625%	01/31/13	10,000	10,048,830
1.375%	12/31/18	3,998	4,005,496
1.750%	10/31/18	9,108	9,374,127
2.125%	08/15/21	8,560	8,779,350

TOTAL U.S. TREASURY OBLIGATIONS (cost $81,165,937)			82,165,106

TOTAL LONG-TERM INVESTMENTS (cost $889,133,879)			880,053,330

	Shares
SHORT-TERM INVESTMENT — 15.6% AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost 144,653,746; includes $25,982,766 of cash collateral for securities on loan)(b)(w) (Note 4)	144,653,746	144,653,746

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 110.4% (cost $1,033,787,625)		1,024,707,076

SECURITIES SOLD SHORT — (8.1)%
COMMON STOCKS — (6.9)%
Aerospace & Defense — (0.5)%
General Dynamics Corp.	23,180	(1,539,384)
Northrop Grumman Corp.	26,510	(1,550,305)
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	89,290	(1,855,446)

		(4,945,135)

Auto Parts & Equipment — (0.1)%
Goodyear Tire & Rubber Co. (The)*	50,380	(713,885)

Automobile Manufacturers — (0.1)%
PACCAR, Inc	37,760	(1,414,867)

Banks — (0.3)%
Bank of America Corp.	51,750	(287,730)
Fifth Third Bancorp	167,040	(2,124,749)

		(2,412,479)

Biotechnology — (0.3)%
Celgene Corp.*	37,400	(2,528,240)
Human Genome Sciences, Inc.*	49,230	(363,810)

		(2,892,050)

Chemicals — (0.1)%
Dow Chemical Co. (The)	40,510	(1,165,068)

Computers — (0.2)%
Accenture PLC (Ireland) (Class A Stock)	31,500	(1,676,745)

SECURITIES SOLD SHORT (continued)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Cosmetics/Personal Care — (0.1)%
Avon Products, Inc.	49,140	$(858,476)

Diversified Financial Services — (0.5)%
CBOE Holdings, Inc.	33,210	(858,811)
Federated Investors, Inc. (Class B Stock)	50,040	(758,106)
Franklin Resources, Inc.	19,930	(1,914,476)
Legg Mason, Inc.	65,690	(1,579,844)

		(5,111,237)

Electric Utilities — (0.2)%
Dynegy, Inc.*	89,040	(246,641)
Entergy Corp.	17,550	(1,282,028)

		(1,528,669)

Electronic Components & Equipment — (0.1)%
Waters Corp.*	15,500	(1,147,775)

Foods — (0.5)%
H.J. Heinz Co.	19,990	(1,080,260)
Hormel Foods Corp.	38,820	(1,137,038)
Ralcorp Holdings, Inc.*	5,020	(429,210)
Safeway, Inc.	36,030	(758,071)
SUPERVALU, Inc.	55,870	(453,664)
Sysco Corp.	30,320	(889,286)

		(4,747,529)

Healthcare Products — (0.1)%
St. Jude Medical, Inc.	25,250	(866,075)

Household Products — (0.1)%
Kimberly-Clark Corp.	11,380	(837,113)

Manufacturing — (0.1)%
3M Co.	11,080	(905,568)

Metals & Mining — (0.1)%
Nucor Corp.	27,700	(1,096,089)

Oil, Gas & Consumable Fuels — (1.0)%
Cimarex Energy Co.	17,640	(1,091,916)
ConocoPhillips	56,590	(4,123,713)
Helmerich & Payne, Inc.	17,470	(1,019,549)
Ultra Petroleum Corp. (Canada)*	68,800	(2,038,544)
WGL Holdings, Inc.	15,510	(685,852)

		(8,959,574)

Pharmaceuticals — (0.2)%
Bristol-Myers Squibb Co.	22,390	(789,024)
Forest Laboratories, Inc.*	50,180	(1,518,447)

		(2,307,471)

Real Estate Investment Trusts — (0.2)%
Digital Realty Trust, Inc.	21,910	(1,460,740)

Retail & Merchandising — (0.7)%
Bed Bath & Beyond, Inc.*	18,540	(1,074,764)
Buffalo Wild Wings, Inc.*	16,590	(1,119,991)
Gap, Inc. (The)	68,720	(1,274,756)
J.C. Penney Co., Inc	34,210	(1,202,482)
Kohl’s Corp	12,000	(592,200)
Urban Outfitters, Inc.*	35,140	(968,458)

		(6,232,651)

Semiconductors — (0.6)%
ARM Holdings PLC (United Kingdom), ADR	68,700	(1,900,929)

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (continued)
Marvell Technology Group Ltd. (Bermuda)*	136,400	$(1,889,140)
Xilinx, Inc.	43,650	(1,399,419)

		(5,189,488)

Software — (0.4)%
Ca, Inc.	81,570	(1,648,938)
Intuit, Inc.	35,070	(1,844,331)

		(3,493,269)

Telecommunications — (0.3)%
America Movil SAB de CV (Mexico) (Class L Stock), ADR 68,700		(1,552,620)
Nokia Oyj (Finland), ADR	241,100	(1,162,102)
Windstream Corp.	34,410	(403,973)

		(3,118,695)

Tobacco — (0.1)%
Archer-Daniels-Midland Co	39,920	(1,141,712)

TOTAL COMMON STOCKS (proceeds received $63,602,733)		(64,222,360)

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. GOVERNMENT MORTGAGE OBLIGATIONS — (1.2)%
Federal Home Loan Mortgage Corp.
4.000%	TBA	$500	(524,375)
4.500%	TBA	1,800	(1,907,156)
5.500%	TBA	1,900	(2,061,500)
Federal National Mortgage Assoc
3.500%	TBA	700	(731,937)
4.500%	TBA	1,000	(1,064,063)
5.000%	TBA	100	(108,032)
5.500%	TBA	1,450	(1,578,914)
6.000%	TBA	3,000	(3,303,281)

TOTAL U.S. GOVERNMENT MORTGAGE OBLIGATIONS (proceeds received $11,224,117)			(11,279,258)

TOTAL SECURITIES SOLD SHORT (proceeds received $74,826,850)			(75,501,618)

value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 102.3% (cost $958,960,775)	$949,205,458
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (2.3)%	(20,994,671)

NET ASSETS — 100.0%	$928,210,787

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Anadelen (Bearer)
EAFE	Europe, Australia, Far East
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipts
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
XEQT	Equiduct Stock Exchange
XLON	London Stock Exchange

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,203,650; cash collateral of $25,982,766 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation(1)
Long Position:
1,425	S&P 500 E-Mini	Mar. 2012	$88,671,300	$89,247,750	$576,450

(1)	Cash of $5,651,000 has been segregated to cover requirement for open futures contracts as of December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Japanese Yen,
Expiring 01/04/12	Bank of America	JPY	10,895	$140,281	$141,555	$1,274
Expiring 01/05/12	Brown Brothers Harriman & Co.	JPY	12,472	160,372	162,054	1,682

				$300,653	$303,609	$2,956

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$603,104,101	$—	$40,038
Exchange Traded Funds	2,029,839	—	—
Preferred Stocks	3,193,071	—	—
Asset-Backed Securities	—	413,312	—
Bank Loans	—	527,931	—
Commercial Mortgage-Backed Securities	—	20,598,708	—
Corporate Bonds	—	81,027,082	—
Foreign Government Bonds	—	659,468	—
Municipal Bonds	—	235,133	—
Residential Mortgage-Backed Security	—	35,529	—
U.S. Government Mortgage-Backed Obligations	—	86,024,012	—
U.S. Treasury Obligations	—	82,165,106	—
Affiliated Money Market Mutual Fund	144,653,746	—	—
Short Sales – Common Stocks	(64,222,360)	—	—
Short Sales – U.S. Government Mortgage-Backed Obligations	—	(11,279,258)	—
Other Financial Instruments*
Futures	576,450	—	—
Foreign Forward Currency Contracts	—	2,956	—

Total	$689,334,847	$260,409,979	$40,038

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (2.8% represents investments purchased with collateral from securities on loan)	15.6%
U.S. Government Mortgage-Backed Obligations	9.3
U.S. Treasury Obligations	8.9
Oil, Gas & Consumable Fuels	7.7
Banks	6.3
Pharmaceuticals	4.4
Telecommunications	3.8
Retail & Merchandising	3.8
Electric Utilities	3.3
Insurance	2.8
Real Estate Investment Trusts	2.8
Internet	2.6
Chemicals	2.5
Metals & Mining	2.4
Computers	2.3
Commercial Mortgage-Backed Securities	2.2
Semiconductors	2.1
Diversified Financial Services	2.0
Media	2.0
Software	1.9
Foods	1.8
Manufacturing	1.6
Machinery & Equipment	1.5
Aerospace & Defense	1.3
Tobacco	1.2
Cosmetics/Personal Care	1.2
Biotechnology	1.1

Automobile Manufacturers	1.1%
Healthcare Products	1.0
Beverages	0.9
Electronic Components & Equipment	0.9
Commercial Services	0.9
Transportation	0.8
Lodging	0.7
Auto Parts & Equipment	0.7
Entertainment & Leisure	0.5
Pipelines	0.5
Apparel & Textile	0.5
Healthcare Services	0.4
Real Estate	0.4
Construction & Engineering	0.4
Household Products	0.3
Distribution/Wholesale	0.2
Environmental Control	0.2
Exchange Traded Funds	0.2
Airlines	0.2
Holding Companies	0.2
Water	0.2
Building Materials	0.2
Utilities	0.2
Office Equipment & Supplies	0.1
Foreign Government Bonds	0.1
Advertising	0.1
Home Construction	0.1

110.4
Securities Sold Short	(8.1)
Liabilities in excess of other assets	(2.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$576,450	*	—	$—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,956		—	—

Total		$579,406			$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$66,439	$66,439
Equity contracts	197,614	1,541,540	—	1,739,154

Total	$197,614	$1,541,540	$66,439	$1,805,593

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Total

Foreign exchange contracts	$—	$(6,051)	$(6,051)
Equity contracts	12,085	—	12,085
Total	$12,085	$(6,051)	$6,034

For the year ended December 31, 2011, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase was $273,981 and average value at trade date for futures long position was $62,616,845.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $25,203,650:
Unaffiliated investments (cost $889,133,879)	$880,053,330
Affiliated investments (cost $144,653,746)	144,653,746
Foreign currency, at value (cost $843,103)	844,351
Deposit with broker	5,651,000
Receivable for investments sold	25,190,181
Receivable for fund share sold	2,939,863
Dividends and interest receivable	2,657,717
Due from broker-variation margin	568,725
Tax reclaim receivable	303,376
Unrealized appreciation on foreign currency forward contracts	2,956
Prepaid expenses	7,178

Total Assets	1,062,872,423

LIABILITIES:
Securities sold short, at value (proceeds received $74,826,850)	75,501,618
Payable for investments purchased	30,497,662
Payable to broker for collateral for securities on loan	25,982,766
Payable to custodian	1,996,104
Advisory fees payable	307,464
Accrued expenses and other liabilities	204,484
Dividends payable on securities sold short	123,705
Interest payable on investments sold short	38,086
Shareholder servicing fees payable	8,049
Foreign capital gains tax liability	1,190
Affiliated transfer agent fee payable	508

Total Liabilities	134,661,636

NET ASSETS.	$928,210,787

Net assets were comprised of:
Paid-in capital	$954,495,443
Retained earnings	(26,284,656)

Net assets, December 31, 2011	$928,210,787

Net asset value and redemption price per share, $928,210,787 / 99,228,891 outstanding shares of beneficial interest	$9.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $653,517 foreign withholding tax)	$12,444,988
Unaffiliated interest income	6,984,817
Affiliated dividend income	244,144
Affiliated income from securities lending, net	183,957

19,857,906

EXPENSES
Advisory fees	8,252,897
Dividend on securities sold short	2,353,755
Shareholder servicing fees and expenses	970,929
Custodian and accounting fees	835,000
Broker fees and expenses on short sales	394,713
Audit fees	36,000
Trustees’ fees	19,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Insurance expenses	7,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	620
Miscellaneous	38,940

Total expenses	12,944,854
Less: shareholder servicing fee waiver	(133,111)

Net expenses	12,811,743

NET INVESTMENT INCOME	7,046,163

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(28,024,554)
Futures transactions	1,541,540
Short sales transactions	2,785,693
Foreign currency transactions	(386,634)

(24,083,955)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $1,190)	(66,144,757)
Futures	12,085
Short sales	5,822,953
Foreign currencies	(7,979)

(60,317,698)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(84,401,653)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(77,355,490)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,046,163	$2,113,418
Net realized gain (loss) on investment and foreign currency transactions	(24,083,955)	36,546,545
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(60,317,698)	31,816,540

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,355,490)	70,476,503

DISTRIBUTIONS	(38,644,047)	(1,616,659)

FUND SHARE TRANSACTIONS:
Fund share sold [105,775,221 and 57,420,377 shares, respectively]	1,015,916,743	521,438,338
Fund share issued in reinvestment of distributions [3,988,034 and 187,765 shares, respectively]	38,644,047	1,616,659
Fund share repurchased [89,690,304 and 17,826,066 shares, respectively]	(796,011,553)	(152,677,189)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	258,549,237	370,377,808

TOTAL INCREASE IN NET ASSETS	142,549,700	439,237,652
NET ASSETS:
Beginning of year	785,661,087	346,423,435

End of year	$928,210,787	$785,661,087

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.4%
COMMON STOCKS —61.0%	Shares	Value (Note 2)

Aerospace & Defense — 2.0%
BAE Systems PLC (United Kingdom)	5,525,759	$24,465,677
Cubic Corp.	105,123	4,582,312
L-3 Communications Holdings, Inc.	76,221	5,082,416
Northrop Grumman Corp.	243,871	14,261,576
Raytheon Co.	122,125	5,908,408

		54,300,389

Auto Components — 0.8%
American Axle & Manufacturing Holdings, Inc.*	410,704	4,061,863
TRW Automotive Holdings Corp.*	573,908	18,709,401

		22,771,264

Automobiles — 0.6%
Honda Motor Co. Ltd. (Japan), ADR	271,339	8,289,406
Toyota Motor Corp. (Japan), ADR	128,262	8,481,966

		16,771,372

Beverages — 0.3%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	29,566	3,209,685
Molson Coors Brewing Co. (Class B Stock)	112,954	4,918,017

		8,127,702

Biotechnology — 0.1%
Emergent Biosolutions, Inc.*	137,808	2,320,687

Capital Markets — 1.0%
Deutsche Bank AG (Germany)(a)	183,962	6,964,801
Knight Capital Group, Inc. (Class A Stock)*	198,194	2,342,653
Man Group PLC (United Kingdom)	6,270,311	12,240,311
UBS AG (Switzerland)*	594,941	7,038,152

		28,585,917

Chemicals — 0.4%
CF Industries Holdings, Inc.	29,862	4,329,393
Minerals Technologies, Inc.	46,913	2,651,992
OM Group, Inc.*	84,980	1,902,702
Sensient Technologies Corp.	74,997	2,842,386

		11,726,473

Commercial Banks — 5.6%
Banco Santander SA (Spain), ADR(a)	976,250	7,341,400
Bank of China Ltd. (China) (Class H Stock)	56,565,000	20,829,694
Bank of Communications Co. Ltd. (China)
(Class H Stock)	33,618,768	23,504,482
Barclays PLC (United Kingdom), ADR(a)	575,449	6,324,185
BOC Hong Kong Holdings Ltd. (Hong Kong)	9,634,806	22,826,002
First Niagara Financial Group, Inc.	1,010,297	8,718,863
FNB Corp.(a)	1,456,427	16,472,189
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	38,737,000	22,993,018
Mitsubishi UFJ Financial Group, Inc. (Japan), ADR	2,139,622	8,965,016
Mizuho Financial Group, Inc. (Japan), ADR(a)	2,884,296	7,729,913
Sumitomo Mitsui Financial Group, Inc. (Japan), ADR	1,579,588	8,703,530

		154,408,292

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies — 1.5%
Avery Dennison Corp.	373,727	$10,718,490
Clean Harbors, Inc.*(a)	103,335	6,585,540
Deluxe Corp.	296,488	6,748,067
Rollins, Inc.	285,242	6,338,077
RR Donnelley & Sons Co.(a)	798,151	11,517,319

		41,907,493

Computers & Peripherals — 0.7%
Apple, Inc.*	13,394	5,424,570
Hewlett-Packard Co.	166,158	4,280,230
Lexmark International, Inc. (Class A Stock)	165,540	5,474,408
Western Digital Corp.*	176,189	5,453,050

		20,632,258

Construction & Engineering — 0.2%
URS Corp.*	154,435	5,423,757

Consumer Finance — 0.4%
EZCORP, Inc. (Class A Stock)*	82,742	2,181,907
First Cash Financial Services, Inc.*	120,087	4,213,853
World Acceptance Corp.*(a)	63,708	4,682,538

		11,078,298

Diversified Consumer Services — 0.3%
Career Education Corp.*	165,540	1,319,354
DeVry, Inc.	119,244	4,586,124
K12, Inc.*(a)	122,739	2,201,938

		8,107,416

Diversified Financial Services — 0.3%
ING Groep NV (Netherlands), ADR*(a)	955,965	6,854,269

Diversified Telecommunication Services — 5.2%
AT&T, Inc.(a)	1,743,086	52,710,921
BT Group PLC (United Kingdom), ADR(a)	1,135,122	33,645,016
CenturyLink, Inc.	363,746	13,531,351
China Unicom Hong Kong Ltd. (Hong Kong), ADR(a)	715,810	15,125,065
France Telecom SA (France), ADR	532,485	8,338,715
Nippon Telegraph & Telephone Corp. (Japan), ADR	479,540	12,146,748
Telecom Italia SpA (Italy), ADR	780,885	8,316,425

		143,814,241

Electric Utilities — 2.3%
Cleco Corp.	458,825	17,481,232
Edison International	408,496	16,911,734
IDACORP, Inc.	67,688	2,870,648
Korea Electric Power Corp. (South Korea), ADR	945,975	10,386,806
Pinnacle West Capital Corp.	352,586	16,987,593

		64,638,013

Electrical Equipment — 0.1%
Franklin Electric Co., Inc.	92,682	4,037,228

Electronic Equipment, Instruments & Components — 1.9%
DTS, Inc.*	67,929	1,850,386
Hitachi Ltd. (Japan), ADR(a)	756,866	39,462,993
SYNNEX Corp.*(a)	102,967	3,136,375
Vishay Intertechnology, Inc.*(a)	864,181	7,768,987

		52,218,741

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services — 0.9%
CARBO Ceramics, Inc.(a)	36,394	$4,488,472
Hornbeck Offshore Services, Inc.*(a)	104,323	3,236,099
RPC, Inc.(a)	843,808	15,399,496
SEACOR Holdings, Inc.*	29,017	2,581,352

		25,705,419

Food & Staples Retailing — 0.5%
Andersons, Inc. (The)	71,275	3,111,866
Pricesmart, Inc.	46,609	3,243,520
Ruddick Corp.	64,568	2,753,180
Wal-Mart Stores, Inc.	94,677	5,657,898

		14,766,464

Food Products — 2.3%
B&G Foods, Inc.	185,998	4,476,972
Flowers Foods, Inc.(a)	260,399	4,942,373
General Mills, Inc.	135,077	5,458,462
Hormel Foods Corp.	174,869	5,121,913
Kraft Foods, Inc. (Class A Stock)	927,777	34,661,749
Lancaster Colony Corp.	44,560	3,089,790
Tyson Foods, Inc. (Class A Stock)	291,171	6,009,769

		63,761,028

Gas Utilities — 0.1%
WGL Holdings, Inc	65,569	2,899,461

Healthcare Equipment & Supplies — 0.2%
Haemonetics Corp.*	42,578	2,606,625
Thoratec Corp.*(a)	79,086	2,654,126

		5,260,751

Healthcare Providers & Services — 1.4%
AmerisourceBergen Corp.(a)	130,095	4,838,233
Chemed Corp.	45,275	2,318,533
Henry Schein, Inc.*	81,073	5,223,533
HMS Holdings Corp.*(a)	213,745	6,835,565
Humana, Inc.	68,064	5,963,087
Kindred Healthcare, Inc.*	154,115	1,813,934
Magellan Health Services, Inc.*	54,384	2,690,376
Molina Healthcare, Inc.*	183,232	4,091,571
MWI Veterinary Supply, Inc.*	48,893	3,248,451
WellCare Health Plans, Inc.*	59,333	3,114,982

		40,138,265

Healthcare Technology — 0.1%
Computer Programs & Systems, Inc.	42,958	2,195,583

Hotels, Restaurants & Leisure — 1.5%
BJ’s Restaurants, Inc.*	177,170	8,029,344
Bob Evans Farms, Inc.	83,107	2,787,409
Buffalo Wild Wings, Inc.*(a)	44,462	3,001,630
Ladbrokes PLC (United Kingdom)	13,439,041	27,131,869

		40,950,252

Household Durables — 1.1%
iRobot Corp.*(a)	101,563	3,031,656
Leggett & Platt, Inc.	641,513	14,780,460
Panasonic Corp. (Japan), ADR	876,896	7,357,157
Sony Corp. (Japan), ADR(a)	322,586	5,819,451

		30,988,724

Insurance — 2.9%
Allstate Corp. (The)	467,278	12,808,090

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
American Equity Investment Life Holding Co.(a)	236,055	$2,454,972
AmTrust Financial Services, Inc.	113,660	2,699,425
Chubb Corp. (The)	82,214	5,690,853
Cincinnati Financial Corp.	436,496	13,295,668
Employers Holdings, Inc.(a)	159,849	2,891,668
Manulife Financial Corp. (Canada)	628,293	6,672,472
ProAssurance Corp.	72,065	5,752,228
RSA Insurance Group PLC (United Kingdom)	12,820,388	20,945,223
Sun Life Financial, Inc. (Canada)	354,349	6,562,543
Tower Group, Inc.	109,303	2,204,642

		81,977,784

Internet Software & Services — 0.6%
Constant Contact, Inc.*(a)	114,623	2,660,400
Earthlink, Inc.	344,332	2,217,498
j2 Global, Inc.(a)	87,716	2,468,328
LivePerson, Inc.*(a)	198,307	2,488,753
QuinStreet, Inc.*	182,532	1,708,500
RightNow Technologies, Inc.*	127,225	5,436,324

		16,979,803

IT Services — 0.5%
International Business Machines Corp.	29,930	5,503,528
Mantech International Corp. (Class A Stock)(a)	73,624	2,300,014
Visa, Inc. (Class A Stock)	61,069	6,200,336

		14,003,878

Leisure Equipment & Products — 0.1%
Sturm Ruger & Co., Inc.	73,353	2,454,391

Machinery — 0.2%
ESCO Technologies, Inc.	92,620	2,665,604
NN, Inc.*	361,128	2,166,768

		4,832,372

Metals & Mining — 1.3%
Cliffs Natural Resources, Inc.	347,551	21,669,805
Newmont Mining Corp.	83,932	5,036,759
POSCO (South Korea), ADR	115,079	9,447,986

		36,154,550

Multiline Retail — 0.8%
Dillard’s, Inc. (Class A Stock)	346,619	15,556,261
Dollar Tree, Inc.*(a)	74,814	6,217,792

		21,774,053

Multi-Utilities — 3.1%
Alliant Energy Corp.	380,987	16,805,337
Avista Corp.	104,014	2,678,360
Black Hills Corp.(a)	480,403	16,131,933
DTE Energy Co.	313,111	17,048,894
Integrys Energy Group, Inc.	303,172	16,425,859
NiSource, Inc.(a)	776,248	18,482,465

		87,572,848

Oil, Gas & Consumable Fuels — 2.8%
Chevron Corp.	192,099	20,439,334
Eni SpA (Italy), ADR(a)	243,039	10,030,220
Hollyfrontier Corp.	147,734	3,456,976

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	value (Note 2)

Oil, Gas & Consumable Fuels (continued)
PetroChina Co. Ltd. (China) (Class H Stock).	21,906,676	$27,275,456
Repsol YPF SA (Spain), ADR	352,649	10,759,321
World Fuel Services Corp.(a)	152,988	6,422,436

		78,383,743

Paper & Forest Products — 0.6%
Clearwater Paper Corp.*	88,361	3,146,535
MeadWestvaco Corp.	495,117	14,828,754

		17,975,289

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	176,062	6,204,425
Forest Laboratories, Inc.*	147,779	4,471,793
Impax Laboratories, Inc.*	260,999	5,264,350
Merck & Co., Inc.	913,943	34,455,651
Pfizer, Inc.	1,559,905	33,756,344
Viropharma, Inc.*(a)	296,028	8,108,207

		92,260,770

Professional Services — 0.3%
CoStar Group, Inc.*(a)	82,750	5,521,908
Insperity, Inc.	103,673	2,628,111

		8,150,019

Real Estate Investment Trusts — 0.5%
Annaly Capital Management, Inc.(a)	270,901	4,323,580
Anworth Mortgage Asset Corp.	349,735	2,196,336
Capstead Mortgage Corp.	191,684	2,384,549
MFA Financial, Inc.	664,404	4,464,795

		13,369,260

Road & Rail — 0.1%
Werner Enterprises, Inc.(a)	117,982	2,843,366

Semiconductors & Semiconductor Equipment — 6.3%
Brooks Automation, Inc.	375,672	3,858,151
Diodes, Inc.*(a)	177,059	3,771,357
Fairchild Semiconductor International, Inc.*	720,472	8,674,483
FEI Co.*(a)	151,033	6,159,126
GT Advanced Technologies, Inc.*(a)	949,350	6,873,294
Intel Corp.(a)	1,345,829	32,636,353
International Rectifier Corp.*	398,862	7,745,900
KLA-Tencor Corp.(a)	676,007	32,617,338
Lam Research Corp.*	597,964	22,136,627
MKS Instruments, Inc	366,786	10,203,987
Novellus Systems, Inc.*(a)	512,712	21,169,878
Photronics, Inc.*(a)	478,112	2,906,921
Rubicon Technology, Inc.*(a)	89,593	841,278
STMicroelectronics NV (Netherlands)(a)	2,599,945	15,417,674

		175,012,367

Software — 0.5%
Ebix, Inc.(a)	152,564	3,371,664
NetScout Systems, Inc.*	162,220	2,855,072
Ultimate Software Group, Inc.*(a)	99,155	6,456,974

		12,683,710

Specialty Retail — 2.1%
Aaron’s, Inc.	104,594	2,790,568
AutoZone, Inc.*	16,957	5,510,516
Buckle, Inc. (The)(a)	71,084	2,905,203
DSW, Inc. (Class A Stock)	110,879	4,901,961

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
GameStop Corp. (Class A Stock)*(a)	228,806	$5,521,089
Genesco, Inc.*	92,752	5,726,508
Jos. A. Bank Clothiers, Inc.*(a)	108,819	5,306,014
Rent-A-Center, Inc.	443,793	16,420,341
TJX Cos., Inc. (The)	92,725	5,985,399
Zumiez, Inc.*(a)	119,053	3,304,911

		58,372,510

Textiles, Apparel & Luxury Goods — 0.3%
Maidenform Brands, Inc.*	89,958	1,646,231
Skechers USA, Inc. (Class A Stock)*(a)	167,692	2,032,427
Steven Madden Ltd.*	165,856	5,722,032

		9,400,690

Tobacco — 0.1%
Universal Corp.(a)	65,887	3,028,167

Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.	91,857	3,230,611
W.W. Grainger, Inc.	37,444	7,009,142

		10,239,753

Wireless Telecommunication Services — 2.4%
MetroPCS Communications, Inc.*	2,005,358	17,406,507
NTT DoCoMo, Inc. (Japan), ADR(a)	626,954	11,504,606
VimpelCom Ltd. (Bermuda), ADR(a)	844,790	8,000,161
Vodafone Group PLC (United Kingdom)	10,361,985	28,788,656

		65,699,930

TOTAL COMMON STOCKS (cost $1,782,000,209)		1,697,559,010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

BANK LOANS(c) — 2.7%
Aerospace & Defense
TransDigm, Inc.,
Term Loan B
4.000%	02/14/17	Ba2	$996	985,850

Auto Components — 0.1%
Delphi Corp.,
Term Loan B
3.500%	03/31/17	Baa3	951	946,628
Metalydyne LLC,
Term Loan B
5.250%	05/17/17	B1	997	982,525

				1,929,153

Auto Parts & Equipment
Tomkins PLC,
Term Loan B-1
4.250%	09/29/16	Ba2	987	983,056

Broadcasting
Sinclair Television Group, Inc.,
New Tranche Term Loan B
4.000%	10/28/16	Baa3	993	991,355

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Capital Markets — 0.1%
Mondrian Investment Partners Ltd.,
Initial Term Loan
5.500%	07/12/18	Ba2	$822	$818,972
Nuveen Investments, Inc.,
Non-Extended First-Lien Term Loan
3.514%	11/13/14	B2	1,000	951,000

				1,769,972

Casinos & Gaming — 0.1%
Penn National Gaming, Inc,
Term B Facility
3.750%	07/15/18	Ba1	995	996,860
Wynn Las Vegas LLC,
Term Loan B-1
3.300%	08/17/15	Ba3	1,000	984,375

				1,981,235

Chemicals — 0.1%
Ashland, Inc.,
Term Loan B
3.750%	07/19/18	Baa2	997	999,146
AZ Chem US, Inc.,
Term Loan B
7.250%	12/19/17	Ba3	800	799,000
Huntsman International LLC,
Extended Dollar Term Loan B
2.883%	04/19/17	Ba2	1,000	955,000
PolyOne Corp.,
Term Loan B
5.000%	11/30/17	Ba1	636	636,088

				3,389,234

Communications Equipment
Commscope, Inc,
Term Loan
5.000%	01/14/18	Ba3	997	989,175

Containers & Packaging
Reynolds Consumer Products Holdings, Inc.,
Tranche Term Loan C
6.500%	08/03/18	Ba3	987	979,805

Diversified Consumer Services — 0.1%
ARAMARK Corp.,
Term Loan
3.695%	07/26/16	Ba3	62	60,010
U.S. Term Loan B(Extending)
3.829%	07/26/16	Ba3	938	912,492
Asurion Corp.,
Term Loan (First Lien)
5.500%	05/24/18	Ba3	974	957,425

				1,929,927

Diversified Financial Services — 0.1%
Fidelity National Information Services, Inc.,
Term Loan B
4.250%	07/18/16	Ba1	250	249,810
Fifth Third Processing Solutions LLC,
Term Loan B-1 (First Lien)
4.500%	11/03/16	Ba3	995	990,841

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Diversified Financial Services (continued)
MoneyGram Payment Systems Worldwide, Inc.,
Term Loan B
4.500%	11/18/17	Ba1	$1,150	$1,129,875
RPI Finance Trust,
6.75 Year Term Loan
4.000%	05/08/18	Baa2	995	986,294

				3,356,820

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings S.A.,
Tranche Term Loan B
5.250%	04/02/18	B1	997	992,506
Level 3 Financing, Inc.,
Term Loan B III
5.750%	09/01/18	Ba3	500	491,094
Telesat,
U.S. Term Loan I
3.300%	10/31/14	B1	1,237	1,221,879
U.S. Term Loan II
3.301%	10/31/14	B1	106	104,960

				2,810,439

Electric Utilities — 0.1%
AES Corp. (The),
Initial Term Loan B
4.250%	06/01/18	Ba1	995	992,811
Calpine Corp.,
Term Loan B-1
4.500%	04/01/18	B1	995	973,015
NRG Energy, Inc.,
Term Loan B
4.000%	07/01/18	Baa3	995	990,232

				2,956,058

Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc.,
Term Loan (First Lien)
7.000%	10/04/18	B1	667	668,160
SUPERVALU,
Term Loan B-3
4.500%	04/29/18	B1	479	468,188

				1,136,348

Food Products — 0.1%
B&G Foods, Inc.,
Tranche Term Loan B
4.500%	11/30/18	Ba2	500	500,938
Dole Food Company, Inc.,
Tranche Term Loan B-2
5.043%	07/08/18	Ba2	348	346,400
Tranche Term Loan C-2
5.029%	07/08/18	Ba2	647	643,314

				1,490,652

Healthcare Equipment & Supplies — 0.1%
Alere, Inc.,
Term Loan B
4.500%	07/01/18	Ba2	998	974,433

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Healthcare Equipment & Supplies (continued)
Biomet, Inc,
Dollar Term Loan
3.473%	03/25/15	B1	$1,147	$1,114,234
DJO Finance LLC,
Term Loan
3.296%	05/20/14	Ba2	979	936,973

				3,025,640

Healthcare Providers & Services — 0.4%
Community Health Systems,
Non-Extended Delayed Draw Term Loan
2.546%	07/25/14	Ba3	56	54,220
Non-Extended Funded Term Loan
2.757%	07/25/14	Ba3	1,092	1,057,468
DaVita, Inc.,
Tranche Term Loan B
4.500%	10/20/16	Ba2	995	992,239
Emdeon Business Services LLC,
Term Loan B
6.750%	10/14/18	Ba3	750	755,391
Emergency Medical Services Corp.,
Initial Term Loan B
5.250%	05/25/18	B1	995	968,454
Fresenius SE,
Term Loan D1
3.500%	09/10/14	Baa3	647	643,634
Term Loan D2
3.500%	09/10/14	Baa3	347	345,205
Grifols SA,
Tranche Term Loan B
6.000%	06/01/17	Ba3	995	990,025
HCA, Inc.,
Tranche Term Loan B-3
3.546%	05/31/18	Ba3	1,000	943,333
Health Management Associates, Inc.,
Term Loan B
4.500%	11/23/18	Ba3	909	904,082
Rural Metro Corp.,
Term Loan (First Lien)
5.750%	06/30/18	Ba3	997	972,556
Vanguard Health Holding Co. II LLC / Vanguard Health System, Inc.,
Initial Term Loan B
5.000%	01/29/16	Ba2	998	975,472

				9,602,079

Healthcare Technology
Kinetic Concepts, Inc.,
Dollar Term Loan B-1
7.000%	04/27/18	Ba2	455	458,205

Hotels, Restaurants & Leisure — 0.1%
Dunkin Brands, Inc.,
Term Loan B-2
4.000%	11/23/17	B2	987	969,631
NPC International, Inc.,
Term Loan B
6.750%	12/28/18	Ba3	250	248,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
Six Flags, Inc.,
Term Loan B
4.250%	01/17/19	B1	$800	$795,750

				2,014,131

Industrial Conglomerates
Colfax Corp.,
Term Loan B
4.250%	12/07/18	Ba2	750	749,766

IT Services — 0.1%
DynCorp International,
Term Loan
6.250%	07/07/16	Ba2	893	874,690
Presidio, Inc.,
Term Loan B
7.250%	03/31/17	Ba3	1,000	985,000
West Corp.,
Term Loan B-5
4.584%	07/15/16	Ba3	1,000	991,667

				2,851,357

Leisure Equipment & Products
Live Nation Entertainment, Inc.,
Term Loan B
4.500%	11/07/16	Ba2	995	987,475

Media — 0.3%
AMC Entertainment,
Term B-2 Loan (Extending)
3.546%	12/15/16	Ba2	997	973,973
Bresnan Broadband Holdings LLC,
Term Loan B
4.500%	12/14/17	Ba3	995	982,538
Charter Operating,
Term Loan C
3.830%	09/06/16	Ba1	995	971,916
CSC Holdings Ltd.,
Incremental Extended Term Loan B-3
2.044%	03/29/16	Baa3	497	484,285
Cumulus Media Holdings, Inc.,
Term Loan (First Lien)
5.750%	09/16/18	Ba2	1,000	977,500
Hubbard Radio LLC,
Term Loan (First Lien)
5.250%	04/29/17	Ba3	886	867,839
LIN Television Corp.,
Term Loan B
5.000%	01/09/19	Ba3	429	425,357
TWCC Holding Corp.,
Term Loan B
4.250%	02/11/17	Ba3	650	647,990
Univision Corp.,
Initial Term Loan
2.296%	09/29/14	B2	500	476,250
UPC Financing Partnership,
Facility Term Loan AB
4.750%	12/31/17	Ba3	545	534,545

				7,342,193

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Metals & Mining
Novelis, Inc.,
Term Loan B
3.750%	03/10/17	Ba2	$995	$976,070

Pharmaceuticals — 0.1%
IMS Healthcare, Inc.,
Tranche Dollar Term Loan B
4.500%	08/26/17	Ba3	1,147	1,142,781
Pharmaceutical Products Development, Inc.,
Term Loan B
6.250%	12/05/18	Ba3	1,000	995,938
Warner Chilcott Co. LLC,
Term Loan B-2
4.250%	03/15/18	Ba3	227	224,109
Warner Chilcott Corp.,
Term Loan B-1
4.250%	03/15/18	Ba3	455	448,218
WC Luxco S.A.R.L.,
Term Loan B-3
4.250%	03/15/18	Ba3	313	308,150

				3,119,196

Professional Services — 0.2%
Acosta Sales Co.,
Term Loan B
4.750%	03/01/18	Ba3	997	968,816
Advantage Sales & Marketing,
Term Loan (First Lien)
5.250%	12/17/17	B1	995	975,075
Affinion Group,
Tranche Term Loan B
5.000%	10/09/16	Ba3	995	880,527
Nielsen Finance LLC,
Dollar Term Loan C
3.526%	05/02/16	Ba2	995	971,941
Symphonyiri Group, Inc.,
Term Loan B-2
5.000%	12/01/17	B1	1,150	1,134,188

				4,930,547

Real Estate Management & Development
CB Richard Ellis Services, Inc.,
Incremental Tranche Term Loan D
3.776%	09/04/19	Ba1	995	970,125

Road & Rail — 0.1%
Avis Budget Car Rental LLC,
Tranche Term Loan B
6.250%	09/28/18	Ba1	1,000	1,005,417
Hertz Corp. (The),
Tranche Term Loan B
3.750%	03/11/18	Ba1	995	974,881

				1,980,298

Semiconductors & Semiconductor Equipment
Microsemi Corp.,
Term Loan
5.750%	02/03/18	Ba2	443	443,333

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Software — 0.1%
Datatel,
Term Loan B
6.250%	07/17/18	B1	$600	$600,375
Dealer Computer Services, Inc.,
Term Loan B
3.750%	04/06/18	Ba2	966	959,664
SunGard Data Systems, Inc.,
Tranche U.S. Term Loan B
3.997%	02/28/16	Ba3	1,000	971,875

				2,531,914

Specialty Retail — 0.1%
KAR Auction Services, Inc.,
Term Loan B
5.000%	05/19/17	Ba3	995	978,831
Neiman Marcus Group,
Term Loan
4.750%	05/16/18	B2	1,000	963,542
Pilot Travel Centers LLC,
Initial Tranche Term Loan B
4.250%	03/30/18	Ba2	971	968,637

				2,911,010

Wireless Telecommunication Services — 0.1%
Neustar, Inc.,
Term Loan B
5.000%	11/08/18	Ba2	907	906,818
Syniverse Holdings, Inc.,
Term Loan B
5.250%	12/22/17	B1	995	993,109

				1,899,927

TOTAL BANK LOANS (cost $73,650,189)				74,472,345

CORPORATE BONDS — 26.0%
Air Freight & Logistics — 0.4%
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21(a)	Aa3	10,500	11,138,379

Beverages — 0.2%
Bottling Group LLC,
Gtd. Notes
6.950%	03/15/14	Aa3	4,200	4,720,871

Capital Markets — 1.6%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.150%	01/15/14	A1	5,900	6,012,295
6.000%	06/15/20	A1	7,300	7,477,843
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa1	3,000	2,890,017
6.150%	04/25/13	Baa1	8,700	8,781,510
6.875%	04/25/18	Baa1	5,655	5,575,485
Sub. Notes
6.110%	01/29/37	Baa2	9,700	7,478,070

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Markets (continued)
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.550%	04/27/17	A2	$5,600	$5,402,953

				43,618,173

Chemicals — 0.3%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19(a)	Baa3	6,300	8,242,466

Commercial Banks — 2.1%
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	7,800	8,088,335
5.100%	03/24/21	Baa1	9,900	10,280,754
PNC Funding Corp.,
Bank Gtd. Notes
5.250%	11/15/15	Baa1	8,700	9,462,512
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.625%	12/15/16(a)	A2	7,000	6,995,730
5.625%	12/11/17	A2	2,800	3,190,678
Series l, Sr. Unsec’d. Notes
3.750%	10/01/14	A2	3,649	3,852,308
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36	A1	8,950	9,214,660
Series Al, Sub. Notes
4.750%	02/09/15	A1	7,955	8,299,364

				59,384,341

Communications Equipment — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	02/22/16	A1	2,100	2,443,833

Computer Services & Software — 1.4%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
1.550%	05/30/14	A2	12,000	11,800,968
4.650%	12/09/21	A2	6,300	6,647,004
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.250%	05/12/14(a)	Aa3	8,500	8,596,637
1.950%	07/22/16	Aa3	6,700	6,895,379
5.700%	09/14/17	Aa3	3,100	3,753,719

				37,693,707

Consumer Finance — 1.1%
American Express Co.,
Sr. Unsec’d. Notes
8.125%	05/20/19	A3	2,500	3,232,178
8.150%	03/19/38	A3	4,700	6,973,555
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	05/02/13	A2	4,000	4,204,620
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.750%	07/15/21(a)	Baa1	9,100	9,364,928

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Consumer Finance (continued)
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.500%	01/19/16	A3	$7,300	$7,469,937

				31,245,218

Diversified Financial Services — 2.2%
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.500%	01/14/22(a)	A3	6,000	5,772,138
Sub. Notes
5.000%	09/15/14	Baa1	9,800	9,699,138
6.125%	08/25/36	Baa1	7,500	6,487,575
Unsec’d. Notes
8.500%	05/22/19	A3	7,000	8,239,602
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.250%	10/15/20(a)	Aa3	7,000	7,049,161
4.350%	08/15/21(a)	Aa3	3,000	3,029,721
6.400%	05/15/38	Aa3	6,500	7,545,700
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	4,500	4,840,672
US Bancorp,
Sr. Unsec’d. Notes
4.200%	05/15/14	Aa3	8,000	8,564,984

				61,228,691

Electric Utilities — 2.8%
Commonwealth Edison Co.,
First Mortgage
1.625%	01/15/14	Baa1	1,600	1,611,605
6.150%	09/15/17	Baa1	2,700	3,206,282
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.150%	11/15/16	Baa2	2,300	2,306,539
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	Baa3	8,840	9,809,704
Florida Power Corp.,
First Mortgage
6.400%	06/15/38	A2	6,236	8,458,523
Georgia Power Co.,
Sr. Unsec’d. Notes
4.250%	12/01/19(a)	A3	4,935	5,504,988
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	5,100	5,885,436
6.125%	04/01/36	Baa1	7,712	9,210,819
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.950%	09/01/13	Baa1	8,445	9,036,260
6.800%	09/01/18	Baa1	8,200	9,972,012
7.000%	09/01/22	Baa1	3,600	4,611,521
Southern Power Co.,
Series D, Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	7,200	7,879,507

				77,493,196

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Industrial Conglomerates — 1.5%
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.100%	01/07/14	Aa2	$14,300	$14,514,071
5.500%	01/08/20	Aa2	7,900	8,692,307
Sr. Unsec’d. Notes, MTN
3.350%	10/17/16	Aa2	3,000	3,124,197
5.625%	09/15/17	Aa2	7,500	8,300,813
6.750%	03/15/32	Aa2	6,350	7,435,475

				42,066,863

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.250%	09/15/14	Baa1	4,500	4,370,076
MetLife, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/35	A3	5,450	6,082,990

				10,453,066

Media — 1.9%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	5,200	7,409,470
Comcast Corp.,
Gtd. Notes
5.150%	03/01/20	Baa1	6,000	6,823,392
6.950%	08/15/37	Baa1	7,600	9,669,541
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	Baa2	4,600	4,968,759
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21	Baa2	7,500	8,133,562
7.700%	05/01/32	Baa2	8,320	10,854,979
Viacom, Inc.,
Sr. Unsec’d. Notes
6.250%	04/30/16	Baa1	4,200	4,875,310

				52,735,013

Multi-Utilities — 1.2%
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	2,200	2,830,058
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/21	Baa2	10,500	11,694,848
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34	A3	8,800	10,892,983
Sempra Energy,
Sr. Unsec’d. Notes
6.500%	06/01/16	Baa1	6,400	7,465,600

				32,883,489

Oil, Gas & Consumable Fuels — 4.7%
Chevron Corp.,
Sr. Unsec’d. Notes
4.950%	03/03/19	Aa1	7,200	8,503,920

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips,
Gtd. Notes
4.600%	01/15/15		A1	$5,879	$6,502,139
5.750%	02/01/19		A1	12,200	14,700,988
6.500%	02/01/39		A1	14,200	19,642,391
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21	(a)	Baa2	8,600	8,980,851
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.950%	02/15/18		Baa2	13,200	15,080,261
6.850%	02/15/20		Baa2	6,000	7,054,944
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38		Baa2	7,550	8,527,642
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		Baa2	6,000	7,284,966
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
6.650%	01/15/37		Baa3	1,800	2,144,803
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14		Baa1	16,000	16,202,704
Valero Energy Corp.,
Gtd. Notes
6.625%	06/15/37		Baa2	9,100	9,757,357
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15		Baa3	6,700	7,033,613

					131,416,579

Pharmaceuticals — 1.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.125%	04/01/19		A1	7,000	8,127,973
5.875%	05/15/16		A1	10,850	12,728,233
Pfizer, Inc.,
Sr. Unsec’d. Notes
5.350%	03/15/15		A1	7,500	8,483,895
Wyeth,
Gtd. Notes
5.950%	04/01/37		A1	1,300	1,665,265

					31,005,366

Retail & Merchandising — 0.9%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
3.250%	10/25/20		Aa2	3,500	3,742,613
3.625%	07/08/20	(a)	Aa2	6,500	7,123,818
5.625%	04/15/41		Aa2	3,000	3,877,203
6.500%	08/15/37	(a)	Aa2	8,200	11,328,193

					26,071,827

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/21		A2	9,000	9,519,759
5.550%	08/15/41		A2	1,500	1,766,126
6.300%	01/15/38	(a)	A2	5,900	7,243,648

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.000%	11/01/16	A3	$3,000	$3,008,499
3.000%	04/01/16	A3	6,000	6,283,140
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3	6,570	9,150,151

				36,971,323

Tobacco — 0.8%
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19	Baa1	8,500	11,413,426
10.200%	02/06/39	Baa1	5,200	8,091,824
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.500%	05/16/16	A2	3,800	3,929,329

				23,434,579

TOTAL CORPORATE BONDS (cost $699,561,584)				724,246,980

U.S. TREASURY OBLIGATIONS — 4.7%
U.S. Treasury Bonds
4.375%	05/15/41		3,150	4,104,352
5.375%	02/15/31		6,130	8,737,163
U.S. Treasury Notes
0.250%	11/30/13(a)		9,000	9,001,053
0.375%	07/31/13(k)		7,210	7,227,181
0.375%	11/15/14(a)		33,000	33,020,625
0.500%	08/15/14		3,700	3,716,765
0.875%	11/30/16		7,000	7,021,329
1.500%	07/31/16(k)		15,190	15,703,847
2.000%	11/15/21		23,200	23,464,619
2.125%	08/15/21(k)		2,900	2,974,312
3.125%	11/15/41		4,500	4,714,452
3.625%	02/15/20(k)		10,350	12,003,578

TOTAL U.S. TREASURY OBLIGATIONS (cost $129,944,410)				131,689,276

TOTAL LONG-TERM INVESTMENTS (cost $2,685,156,392)				2,627,967,611

			Shares
SHORT-TERM INVESTMENT — 18.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $520,957,007; includes $347,724,806 of cash collateral for securities on loan)(b)(w)(Note 4)			520,957,007	520,957,007

TOTAL INVESTMENTS — 113.1% (cost $3,206,113,399)				3,148,924,618
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (13.1)%				(364,899,340)

NET ASSETS — 100.0%				$2,784,025,278

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depository Receipt
MTN	Medium Term Note

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $335,631,185; cash collateral of $347,724,806 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
21	Euro STOXX 50	Mar. 2012	$593,749	$627,295	$33,546
7	FTSE 100 Index	Mar. 2012	580,290	601,814	21,524
345	Mini MSCI EAFE	Mar. 2012	24,332,577	24,312,150	(20,427)
77	Russell 2000 Mini	Mar. 2012	5,707,330	5,688,760	(18,570)
844	S&P 500 E-Mini	Mar. 2012	52,943,701	52,859,720	(83,981)
6	TOPIX Index	Mar. 2012	563,531	567,494	3,963

					$(63,945)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,697,559,010	$—	$—
Bank Loans	—	74,472,345	—
Corporate Bonds	—	724,246,980	—
U.S. Treasury Obligations	—	131,689,276	—
Affiliated Money Market Mutual Fund	520,957,007	—	—
Other Financial Instruments*
Futures	(63,945)	—	—

Total	$2,218,452,072	$930,408,601	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (12.5% represents investments purchased with collateral from securities on loan)	18.7%
Commercial Banks	7.7
Oil, Gas & Consumable Fuels	7.5
Semiconductors & Semiconductor Equipment	6.3
Diversified Telecommunication Services	5.3
Electric Utilities	5.2
U.S. Treasury Obligations	4.7
Pharmaceuticals	4.5
Multi-Utilities	4.3
Insurance	3.3
Capital Markets	2.7
Diversified Financial Services	2.6
Wireless Telecommunication Services	2.5
Food Products	2.4
Specialty Retail	2.2
Media	2.2
Aerospace & Defense	2.0
Electronic Equipment, Instruments & Components	1.9
Healthcare Providers & Services	1.8
Hotels, Restaurants & Leisure	1.6
Industrial Conglomerates	1.5
Consumer Finance	1.5
Commercial Services & Supplies	1.5
Computer Services & Software	1.4
Metals & Mining	1.3
Telecommunications	1.3
Household Durables	1.1
Tobacco	0.9

Retail & Merchandising	0.9%
Energy Equipment & Services	0.9
Auto Components	0.9
Chemicals	0.8
Multiline Retail	0.8
Computers & Peripherals	0.7
Paper & Forest Products	0.6
Internet Software & Services	0.6
IT Services	0.6
Automobiles	0.6
Food & Staples Retailing	0.6
Software	0.6
Real Estate Investment Trusts	0.5
Professional Services	0.5
Beverages	0.5
Air Freight & Logistics	0.4
Trading Companies & Distributors	0.4
Diversified Consumer Services	0.4
Textiles, Apparel & Luxury Goods	0.3
Healthcare Equipment & Supplies	0.3
Construction & Engineering	0.2
Machinery	0.2
Road & Rail	0.2
Electrical Equipment	0.1
Leisure Equipment & Products	0.1
Communications Equipment	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Biotechnology	0.1
Casinos & Gaming	0.1

113.1
Liabilities in excess of other assets	(13.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker-variation margin	$59,033	*	Due to broker-variation margin	$122,978	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,142,187

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(63,945)

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $31,945,159.

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $335,631,185:
Unaffiliated investments (cost $2,685,156,392)	$2,627,967,611
Affiliated investments (cost $520,957,007)	520,957,007
Cash	383,398
Deposit with broker	12,170
Dividends and interest receivable	14,378,231
Receivable for fund share sold	4,954,810
Tax reclaim receivable	129,073
Receivable for investments sold	17,540
Prepaid expenses	20,242

Total Assets	3,168,820,082

LIABILITIES:
Payable to broker for collateral for securities on loan	347,724,806
Payable for investments purchased	36,015,071
Advisory fees payable	714,307
Accrued expenses and other liabilities	230,760
Due to broker-variation margin	88,885
Shareholder servicing fees payable	20,187
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	153
Payable to custodian	127

Total Liabilities	384,794,804

NET ASSETS	$2,784,025,278

Net assets were comprised of:
Paid-in capital	$2,914,847,763
Retained earnings	(130,822,485)

Net assets, December 31, 2011	$2,784,025,278

Net asset value and redemption price per share, $2,784,025,278 / 294,180,966 outstanding shares of beneficial interest	$9.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,689,512 foreign withholding tax)	$55,311,780
Unaffiliated interest income	39,872,593
Affiliated income from securities lending, net	906,085
Affiliated dividend income	160,527

96,250,985

EXPENSES
Advisory fees	25,004,870
Shareholder servicing fees and expenses	2,941,749
Custodian and accounting fees	579,000
Trustees’ fees	39,000
Audit fees	30,000
Insurance expenses	27,000
Commitment fee on syndicated credit agreement	20,000
Legal fees and expenses	15,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Loan interest expense (Note 7)	6,654
Miscellaneous	10,261

Total expenses	28,693,534
Less: advisory fee waivers and/or expense reimbursement	(246,035)
Less: shareholder servicing fee waiver	(817,919)

Net expenses	27,629,580

NET INVESTMENT INCOME	68,621,405

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	141,781,490
Futures transactions	2,142,187
Foreign currency transactions	(111,344)

143,812,333

Net change in unrealized appreciation (depreciation) on:
Investments	(343,401,303)
Futures	(63,945)
Foreign currencies	6,318

(343,458,930)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(199,646,597)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(131,025,192)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$68,621,405	$51,213,915
Net realized gain on investment and foreign currency transactions	143,812,333	188,149,395
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(343,458,930)	58,752,183

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(131,025,192)	298,115,493

DISTRIBUTIONS	(51,220,021)	(32,324,867)

FUND SHARE TRANSACTIONS:
Fund share sold [181,211,933 and 128,768,174 shares, respectively]	1,726,525,221	1,157,954,211
Fund share issued in reinvestment of distributions [5,264,134 and 3,811,895 shares, respectively]	51,220,021	32,324,867
Fund share repurchased [177,802,326 and 39,532,764 shares, respectively]	(1,598,901,720)	(340,483,960)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	178,843,522	849,795,118

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,401,691)	1,115,585,744
NET ASSETS:
Beginning of year	2,787,426,969	1,671,841,225

End of year	$2,784,025,278	$2,787,426,969

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.1%
COMMON STOCKS — 74.9%	Shares	Value (Note 2)

Aerospace & Defense — 1.8%
BAE Systems PLC (United Kingdom)	8,908,329	$39,442,238
Cubic Corp.	126,996	5,535,756
L-3 Communications Holdings, Inc.	92,080	6,139,894
Raytheon Co.	147,534	7,137,695

		58,255,583

Auto Components — 1.1%
American Axle & Manufacturing Holdings, Inc.*	661,542	6,542,650
TRW Automotive Holdings Corp.*	924,423	30,136,190

		36,678,840

Automobiles — 0.6%
Honda Motor Co. Ltd. (Japan), ADR	327,793	10,014,076
Toyota Motor Corp. (Japan), ADR	154,947	10,246,645

		20,260,721

Beverages — 0.3%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	35,719	3,877,655
Molson Coors Brewing Co. (Class B Stock)	.136,455	5,941,251

		9,818,906

Biotechnology — 0.1%
Emergent Biosolutions, Inc.*	166,481	2,803,540

Capital Markets — 1.2%
Deutsche Bank AG (Germany)(a)	222,235	8,413,817
Knight Capital Group, Inc. (Class A Stock)*	239,430	2,830,063
Man Group PLC (United Kingdom)	10,108,655	19,733,165
UBS AG (Switzerland)*	718,726	8,502,529

		39,479,574

Chemicals — 0.4%
CF Industries Holdings, Inc.	36,075	5,230,154
Minerals Technologies, Inc.	56,673	3,203,725
OM Group, Inc.*	102,661	2,298,580
Sensient Technologies Corp.	90,601	3,433,778

		14,166,237

Commercial Banks — 5.9%
Banco Santander SA (Spain), ADR	1,179,002	8,866,095
Bank of China Ltd. (China) (Class H Stock)	91,191,000	33,580,493
Bank of Communications Co. Ltd. (China) (Class H Stock)	54,196,531	37,891,376
Barclays PLC (United Kingdom), ADR(a)	695,178	7,640,006
BOC Hong Kong Holdings Ltd. (Hong Kong).	15,533,694	36,801,170
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	62,451,000	37,068,873
Mitsubishi UFJ Financial Group, Inc.
(Japan), ADR	2,584,799	10,830,308
Mizuho Financial Group, Inc. (Japan), ADR(a)	3,484,410	9,338,219
Sumitomo Mitsui Financial Group, Inc. (Japan), ADR	1,908,241	10,514,408

		192,530,948

Commercial Services & Supplies — 0.8%
Clean Harbors, Inc.*(a)	124,836	7,955,798
Deluxe Corp.	477,569	10,869,470

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
Rollins, Inc.	344,590	$7,656,790

		26,482,058

Communications Equipment — 0.3%
Research In Motion Ltd. (Canada)*	605,904	8,785,608

Computers & Peripherals — 3.4%
Apple, Inc.*	131,856	53,401,680
Hewlett-Packard Co.	200,728	5,170,753
Lexmark International, Inc. (Class A Stock)	199,983	6,613,438
SanDisk Corp.*(a)	772,077	37,993,909
Western Digital Corp.*	212,846	6,587,584

		109,767,364

Construction & Engineering — 0.2%
URS Corp.*	186,567	6,552,233

Consumer Finance — 0.4%
EZCORP, Inc. (Class A Stock)*	99,958	2,635,892
First Cash Financial Services, Inc.*	145,073	5,090,612
World Acceptance Corp.*(a)	76,962	5,656,707

		13,383,211

Diversified Consumer Services — 0.3%
Career Education Corp.*	199,983	1,593,865
DeVry, Inc.	144,054	5,540,317
K12, Inc.*(a)	148,277	2,660,089

		9,794,271

Diversified Financial Services — 0.3%
ING Groep NV (Netherlands), ADR*	1,154,866	8,280,389

Diversified Telecommunication Services — 5.1%
AT&T, Inc.	1,895,182	57,310,304
BT Group PLC (United Kingdom), ADR(a)	1,829,237	54,218,585
China Unicom Hong Kong Ltd. (Hong Kong), ADR(a)	864,745	18,272,062
France Telecom SA (France), ADR(a)	643,276	10,073,702
Nippon Telegraph & Telephone Corp. (Japan), ADR	579,315	14,674,049
Telecom Italia SpA (Italy), ADR	943,357	10,046,752

		164,595,454

Electric Utilities — 0.5%
IDACORP, Inc.	81,771	3,467,908
Korea Electric Power Corp. (South Korea), ADR	1,142,797	12,547,911

		16,015,819

Electrical Equipment — 0.2%
Franklin Electric Co., Inc.	111,965	4,877,195

Electronic Equipment, Instruments & Components — 2.4%
DTS, Inc.*	82,061	2,235,342
Hitachi Ltd. (Japan), ADR	1,139,498	59,413,426
SYNNEX Corp.*	124,391	3,788,950
Vishay Intertechnology, Inc.*(a)	1,391,981	12,513,909

		77,951,627

Energy Equipment & Services — 1.1%
CARBO Ceramics, Inc.(a)	43,965	5,422,203
Hornbeck Offshore Services, Inc.*(a)	126,029	3,909,420
RPC, Inc.(a)	1,359,163	24,804,725

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Energy Equipment & Services (continued)
SEACOR Holdings, Inc.*	35,055	$3,118,493

		37,254,841

Food & Staples Retailing — 0.5%
Andersons, Inc. (The)	86,104	3,759,301
Pricesmart, Inc.	56,307	3,918,404
Ruddick Corp.	78,003	3,326,048
Wal-Mart Stores, Inc.	114,375	6,835,050

		17,838,803

Food Products — 2.8%
B&G Foods, Inc.	224,697	5,408,457
Flowers Foods, Inc.	314,578	5,970,690
General Mills, Inc.	163,182	6,594,185
Hormel Foods Corp.	211,252	6,187,571
Kraft Foods, Inc. (Class A Stock)	1,494,418	55,831,456
Lancaster Colony Corp.	53,830	3,732,572
Tyson Foods, Inc. (Class A Stock)	351,752	7,260,161

		90,985,092

Gas Utilities — 0.1%
WGL Holdings, Inc.	79,213	3,502,799

Healthcare Equipment & Supplies — 0.2%
Haemonetics Corp.*	51,438	3,149,034
Thoratec Corp.*	95,540	3,206,322

		6,355,356

Healthcare Providers & Services — 1.5%
AmerisourceBergen Corp.(a)	157,164	5,844,929
Chemed Corp.	54,696	2,800,982
Henry Schein, Inc.*	97,942	6,310,403
HMS Holdings Corp.*(a)	258,217	8,257,780
Humana, Inc.	82,225	7,203,732
Kindred Healthcare, Inc.*	186,180	2,191,339
Magellan Health Services, Inc.*	65,700	3,250,179
Molina Healthcare, Inc.*	221,356	4,942,879
MWI Veterinary Supply, Inc.*	59,065	3,924,279
WellCare Health Plans, Inc.*	71,678	3,763,095

		48,489,597

Healthcare Technology — 0.1%
Computer Programs & Systems, Inc.	51,896	2,652,405

Hotels, Restaurants & Leisure — 3.6%
BJ’s Restaurants, Inc.*(a)	214,033	9,699,976
Bob Evans Farms, Inc.	100,398	3,367,349
Buffalo Wild Wings, Inc.*(a)	53,713	3,626,165
Ladbrokes PLC (United Kingdom)	21,665,692	43,740,526
Starbucks Corp.	1,230,265	56,604,493

		117,038,509

Household Durables — 0.6%
iRobot Corp.*(a)	122,694	3,662,416
Panasonic Corp. (Japan), ADR	1,059,344	8,887,896
Sony Corp. (Japan), ADR(a)	389,704	7,030,260

		19,580,572

Insurance — 2.3%
American Equity Investment Life Holding Co.(a)	285,169	2,965,758
AmTrust Financial Services, Inc.	137,308	3,261,065
Chubb Corp. (The)	99,321	6,875,000

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Insurance (continued)
Employers Holdings, Inc.(a)	193,107	$3,493,306
Manulife Financial Corp. (Canada)	759,017	8,060,761
ProAssurance Corp.	87,059	6,949,049
RSA Insurance Group PLC (United Kingdom)	20,668,334	33,766,753
Sun Life Financial, Inc. (Canada)	428,076	7,927,968
Tower Group, Inc.	132,044	2,663,327

		75,962,987

Internet & Catalog Retail — 1.6%
NetFlix, Inc.*(a)	180,558	12,510,864
priceline.com, Inc.*	86,915	40,651,015

		53,161,879

Internet Software & Services — 1.8%
Baidu, Inc. (Cayman Islands), ADR*	331,567	38,617,608
Constant Contact, Inc.*(a)	138,472	3,213,935
Earthlink, Inc.	415,976	2,678,885
j2 Global, Inc.(a)	105,966	2,981,883
LivePerson, Inc.*(a)	239,569	3,006,591
QuinStreet, Inc.*(a)	220,510	2,063,974
RightNow Technologies, Inc.*(a)	153,694	6,567,345

		59,130,221

IT Services — 0.5%
International Business Machines Corp.	36,157	6,648,549
Mantech International Corp. (Class A Stock)(a)	88,941	2,778,517
Visa, Inc. (Class A Stock)	73,776	7,490,477

		16,917,543

Leisure Equipment & Products — 0.1%
Sturm Ruger & Co., Inc.	88,616	2,965,091

Machinery — 1.0%
ESCO Technologies, Inc.	111,891	3,220,223
Joy Global, Inc.	350,515	26,278,110
NN, Inc.*	581,686	3,490,116

		32,988,449

Metals & Mining — 1.6%
Cliffs Natural Resources, Inc.(a)	559,818	34,904,652
Newmont Mining Corp.	101,395	6,084,714
POSCO (South Korea), ADR	139,022	11,413,706

		52,403,072

Multiline Retail — 1.0%
Dillard’s, Inc. (Class A Stock)	558,316	25,057,222
Dollar Tree, Inc.*(a)	90,380	7,511,482

		32,568,704

Multi-Utilities — 0.1%
Avista Corp.(a)	125,657	3,235,668

Oil, Gas & Consumable Fuels — 2.7%
Chevron Corp.	63,530	6,759,592
Eni SpA (Italy), ADR	293,606	12,117,120
Hollyfrontier Corp.	178,472	4,176,245
PetroChina Co. Ltd. (China) (Class H Stock).	35,317,324	43,972,719
Repsol YPF SA (Spain), ADR	426,023	12,997,962
World Fuel Services Corp.(a)	184,821	7,758,786

		87,782,424

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	106,746	$3,801,225

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	212,693	7,495,301
Forest Laboratories, Inc.*	178,526	5,402,197
Impax Laboratories, Inc.*	315,305	6,359,702
Merck & Co., Inc.	1,472,134	55,499,452
Pfizer, Inc.	2,512,619	54,373,075
Viropharma, Inc.*(a)	357,620	9,795,212

		138,924,939

Professional Services — 0.3%
CoStar Group, Inc.*(a)	99,966	6,670,731
Insperity, Inc.	125,245	3,174,961

		9,845,692

Real Estate Investment Trusts — 0.5%
Annaly Capital Management, Inc.(a)	327,265	5,223,149
Anworth Mortgage Asset Corp.	422,503	2,653,319
Capstead Mortgage Corp.	231,568	2,880,706
MFA Financial, Inc.	802,642	5,393,754

		16,150,928

Road & Rail — 0.1%
Werner Enterprises, Inc.(a)	142,529	3,434,949

Semiconductors & Semiconductor Equipment — 13.1%
Altera Corp.	937,922	34,796,906
Broadcom Corp. (Class A Stock)*	949,504	27,877,437
Brooks Automation, Inc.	605,115	6,214,531
Diodes, Inc.*	213,898	4,556,027
Fairchild Semiconductor International, Inc.*	1,160,500	13,972,420
FEI Co.*(a)	182,459	7,440,678
GT Advanced Technologies, Inc.*(a)	1,438,923	10,417,803
Intel Corp.(a)	2,167,794	52,569,004
International Rectifier Corp.*	642,467	12,476,709
KLA-Tencor Corp.(a)	1,638,882	79,076,056
Lam Research Corp.*	1,363,773	50,486,876
Micron Technology, Inc.*	3,205,452	20,162,293
MKS Instruments, Inc.	557,471	15,508,843
Novellus Systems, Inc.*(a)	825,851	34,099,388
Photronics, Inc.*(a)	770,119	4,682,324
Rubicon Technology, Inc.*(a)	108,234	1,016,317
STMicroelectronics NV (Netherlands)	4,187,862	24,834,022
Xilinx, Inc.(a)	858,045	27,508,923

		427,696,557

Software — 0.5%
Ebix, Inc.(a)	184,306	4,073,163
NetScout Systems, Inc.*	195,971	3,449,090
Ultimate Software Group, Inc.*(a)	119,785	7,800,399

		15,322,652

Specialty Retail — 3.6%
Aaron’s, Inc.	126,354	3,371,125
AutoZone, Inc.*	20,485	6,657,010
Buckle, Inc. (The)(a)	85,873	3,509,630
DSW, Inc. (Class A Stock)	178,598	7,895,818
GameStop Corp. (Class A Stock)*(a)	276,412	6,669,822
Genesco, Inc.*	112,051	6,918,029
Jos. A. Bank Clothiers, Inc.*(a)	131,459	6,409,941
Rent-A-Center, Inc.	684,878	25,340,486

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Ross Stores, Inc.(a)	793,634	$37,721,424
TJX Cos., Inc. (The)	112,018	7,230,762
Zumiez, Inc.*(a)	143,825	3,992,582

		115,716,629

Textiles, Apparel & Luxury Goods — 0.4%
Maidenform Brands, Inc.*	108,676	1,988,771
Skechers USA, Inc. (Class A Stock)*(a)	202,582	2,455,294
Steven Madden Ltd.*	200,366	6,912,627

		11,356,692

Tobacco — 0.1%
Universal Corp.(a)	79,595	3,658,186

Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.	110,969	3,902,780
W.W. Grainger, Inc.	45,235	8,467,540

		12,370,320

Wireless Telecommunication Services — 3.0%
MetroPCS Communications, Inc.*	3,230,130	28,037,528
NTT DoCoMo, Inc. (Japan), ADR(a)	757,399	13,898,272
VimpelCom Ltd. (Bermuda), ADR.	1,020,560	9,664,703
Vodafone Group PLC (United Kingdom)	16,705,030	46,411,509

		98,012,012

TOTAL COMMON STOCKS (cost $2,597,971,677)		2,437,584,371

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

BANK LOANS(c) — 1.7%
Aerospace & Defense
TransDigm, Inc.,
Term Loan
4.000%	02/14/17	Ba2	$996	985,850

Auto Parts & Equipment
Tomkins PLC,
Term Loan B-I
4.250%	09/29/16	Ba2	987	983,056

Broadcasting
Sinclair Television Group, Inc.,
New Tranche Term Loan B
4.000%	10/28/16	Baa3	993	991,355

Capital Markets
Nuveen Investments, Inc.,
Non-Extended First-Lien Term Loan
3.514%	11/13/14	B2	1,000	951,000

Casinos & Gaming
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Term Loan B-I
3.300%	08/17/15	Ba3	1,000	984,375

Chemicals — 0.1%
AZ Chem US, Inc.,
Term Loan B
7.250%	12/19/17	Ba3	400	399,500
Huntsman International LLC,
Extended Dollar Term Loan B
2.883%	04/19/17	Ba2	1,000	955,000

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Chemicals (continued)
PolyOne Corp.,
Term Loan B
5.000%	11/30/17	Ba1	$636	$636,088

				1,990,588

Communications Equipment
Commscope, Inc.,
Term Loan
5.000%	01/14/18	Ba3	997	989,175

Containers & Packaging
Reynolds Consumer Products Holdings, Inc.,
Tranche Term Loan C
6.500%	08/03/18	Ba3	987	979,805

Diversified Consumer Services
Asurion Corp.,
Term Loan (First Lien)
5.500%	05/24/18	Ba3	974	957,425

Diversified Financial Services — 0.1%
Fidelity National Information Services, Inc.,
Term Loan B
4.250%	07/18/16	Ba1	167	166,540
Fifth Third Processing Solutions LLC,
Term Loan B-1
4.500%	11/03/16	Ba3	995	990,841
MoneyGram Payment Systems Worldwide, Inc.,
Term Loan B
4.500%	11/18/17	Ba1	850	835,125
RPI Finance Trust,
6.75 Year Term Loan
4.000%	05/08/18	Baa2	995	986,294

				2,978,800

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings S.A.,
Tranche Term Loan B
5.250%	04/02/18	B1	997	992,506
Level 3 Financing, Inc.,
Term Loan B III
5.750%	09/01/18	Ba3	500	491,094
Telesat,
U.S. Term Loan I
3.300%	10/31/14	B1	915	903,128
U.S. Term Loan II
3.301%	10/31/14	B1	79	77,579

				2,464,307

Electric Utilities — 0.1%
AES Corp. (The),
Initial Term Loan
4.250%	06/01/18	Ba1	995	992,811
Calpine Corp.,
Term Loan
4.500%	04/01/18	B1	995	973,015
NRG Energy, Inc.,
Term Loan B
4.000%	07/01/18	Baa3	995	990,232

				2,956,058

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc.,
Term Loan (First Lien)
7.000%	10/04/18	B1	$667	$668,160
Supervalu, Inc.,
Term Loan B-3
4.500%	04/29/18	B1	479	468,188

				1,136,348

Food Products — 0.1%
B&G Foods, Inc.,
Tranche Term Loan B
4.500%	11/30/18	Ba2	333	333,958
Dole Food Company, Inc.,
Tranche Term Loan B-2
5.043%	07/08/18	Ba2	348	346,400
Tranche Term Loan C-2
5.029%	07/08/18	Ba2	647	643,314

				1,323,672

Healthcare Equipment & Supplies — 0.1%
Biomet, Inc.,
Dollar Term Loan
3.473%	03/25/15	B1	848	823,564
DJO Finance LLC,
Term Loan
3.296%	05/20/14	Ba2	979	936,973

				1,760,537

Healthcare Providers & Services — 0.2%
Community Health Systems,
Non-Extended Delayed Draw Term Loan
2.546%	07/25/14	Ba3	41	40,076
Non-Extended Funded Term Loan
2.757%	07/25/14	Ba3	807	781,607
DaVita, Inc.,
Tranche Term Loan B
4.500%	10/20/16	Ba2	995	992,239
Emergency Medical Services Corp.,
Initial Term Loan
5.250%	05/25/18	B1	995	968,454
Grifols SA,
Tranche Term Loan B
6.000%	06/01/17	Ba3	995	990,025
HCA, Inc.,
Tranche Term Loan B-3
3.546%	05/31/18	Ba3	1,000	943,333
Health Management Associates, Inc.,
Term Loan B
4.500%	11/23/18	Ba3	909	904,082
Vanguard Health Holding Company II LLC,
Initial Term Loan
5.000%	01/29/16	Ba2	998	975,472

				6,595,288

Healthcare Technology
Kinetic Concepts, Inc.,
Dollar Term Loan B-1
7.000%	04/27/18	Ba2	455	458,205

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure
Dunkin Brands, Inc.,
Term Loan B-2
4.000%	11/23/17	B2	$987	$969,631

Industrial Conglomerates
Colfax Corp.,
Term Loan B
4.250%	12/07/18	Ba2	562	562,324

Leisure Equipment & Products
Live Nation Entertainment, Inc.,
Term Loan B
4.500%	11/16/16	Ba2	995	987,475

Media — 0.2%
Bresnan Broadband Holdings LLC,
Term Loan B
4.500%	12/14/17	Ba3	995	982,538
Charter Operating Charter Operating,
Term Loan C
3.830%	09/06/16	Ba1	995	971,916
CSC Holdings Ltd.,
Incremental Extended Term Loan B-3
2.044%	03/29/16	Baa3	497	484,285
Hubbard Radio LLC,
Term Loan (First Lien)
5.250%	04/29/17	Ba3	886	867,839
LIN Television Corp.,
Term Loan B
5.000%	01/09/19	Ba3	429	425,357
TWCC Holding Corp.,
Term Loan
4.250%	02/11/17	Ba3	650	647,990
Univision Corp.,
Initial Term Loan
2.296%	09/29/14	B2	500	476,250
UPC Financing Partnership,
Facility Term Loan AB
4.750%	12/31/17	Ba3	545	534,545

				5,390,720

Metals & Mining
Novelis, Inc.,
Term Loan
3.750%	03/10/17	Ba2	995	976,070

Pharmaceuticals — 0.1%
IMS Healthcare, Inc.,
Tranche Dollar Term Loan B
4.500%	08/26/17	Ba3	848	844,664
Pharmaceutical Products Development, Inc.,
Term Loan B
6.250%	12/05/18	Ba3	667	663,959
Warner Chilcott Co. LLC,
Term Loan B-2
4.250%	03/15/18	Ba3	227	224,109
Warner Chilcott Corp.,
Term Loan B-1
4.250%	03/15/18	Ba3	455	448,218

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Pharmaceuticals (continued)
WC Luxco S.A.R.L.,
Term Loan B-3
4.250%	03/15/18	Ba3	$313	$308,150

				2,489,100

Professional Services — 0.2%
Acosta Sales Co.,
Term Loan B
4.750%	03/01/18	Ba3	997	968,816
Advantage Sales & Marketing, Inc.,
Term Loan (First Lien)
5.250%	12/17/17	B1	995	975,075
Affinion Group, Inc.,
Tranche Term Loan B
5.000%	10/09/16	Ba3	995	880,527
Nielsen Finance LLC,
Term Loan C
3.526%	05/02/16	Ba2	995	971,941
Symphonyiri Group, Inc.,
Term Loan B-2
5.000%	12/01/17	B1	850	838,312

				4,634,671

Real Estate Management & Development
CB Richard Ellis Services, Inc.,
Incremental Tranche Term Loan D
3.776%	09/04/19	Ba1	995	970,125

Road & Rail — 0.1%
Avis Budget Car Rental LLC,
Tranche Term Loan B
6.250%	09/28/18	Ba1	1,000	1,005,417
Hertz Corp. (The),
Tranche Term Loan B
3.750%	03/11/18	Ba1	995	974,881

				1,980,298

Semiconductors & Semiconductor Equipment
Microsemi Corp.,
Term Loan
5.750%	02/03/18	Ba2	443	443,333

Software
SunGard Data Systems, Inc.,
Tranche U.S. Term Loan B
3.997%	02/28/16	Ba3	1,000	971,875

Specialty Retail — 0.1%
KAR Auction Services, Inc.,
Term Loan
5.000%	05/19/17	Ba3	995	978,831
Pilot Travel Centers LLC,
Initial Tranche Term Loan B
4.250%	03/30/18	Ba2	971	968,637

				1,947,468

Wireless Telecommunication Services — 0.1%
Neustar, Inc.,
Term Loan B
5.000%	11/08/18	Ba2	907	906,818

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Wireless Telecommunication Services (continued)
Syniverse Holdings, Inc.,
Term Loan B
5.250%	12/22/17	B1	$995	$993,109

				1,899,927

TOTAL BANK LOANS (cost $52,932,572)				53,708,861

CORPORATE BONDS — 14.8%
Air Freight & Logistics — 0.2%
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21	Aa3	4,900	5,197,910

Beverages — 0.1%
Bottling Group LLC,
Gtd. Notes
6.950%	03/15/14	Aa3	2,200	2,472,837

Capital Markets — 1.0%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.150%	01/15/14	A1	5,000	5,095,165
6.000%	06/15/20(a)	A1	5,000	5,121,810
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa1	2,000	1,926,678
6.150%	04/25/13	Baa1	7,400	7,469,331
6.875%	04/25/18	Baa1	4,900	4,831,101
Sub. Notes
6.110%	01/29/37(a)	Baa2	6,580	5,072,752
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.550%	04/27/17	A2	3,510	3,386,494

				32,903,331

Chemicals — 0.2%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19(a)	Baa3	5,900	7,719,135

Commercial Banks — 1.3%
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	5,200	5,392,223
5.100%	03/24/21	Baa1	7,600	7,892,296
PNC Funding Corp.,
Bank Gtd. Notes
5.250%	11/15/15	Baa1	8,436	9,175,373
Wachovia Corp,
Sub. Notes
5.250%	08/01/14	A3	1,100	1,160,250
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.625%	12/15/16(a)	A2	4,600	4,597,194
5.625%	12/11/17	A2	1,050	1,196,504
Series l, Sr. Unsec’d. Notes
3.750%	10/01/14(a)	A2	4,000	4,222,864
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36	A1	7,015	7,222,441
Series Al, Sub. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
4.750%	02/09/15	A1	$1,700	$1,773,591

				42,632,736

Communications Equipment
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	02/22/16	A1	1,500	1,745,595

Computer Services & Software — 0.7%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
1.550%	05/30/14	A2	8,000	7,867,312
4.650%	12/09/21	A2	4,700	4,958,876
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.250%	05/12/14	Aa3	4,200	4,247,750
1.950%	07/22/16	Aa3	3,300	3,396,231
5.700%	09/14/17	Aa3	2,000	2,421,754

				22,891,923

Consumer Finance — 0.5%
American Express Co.,
Sr. Unsec’d. Notes
8.125%	05/20/19	A3	500	646,436
8.150%	03/19/38	A3	3,600	5,341,446
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.750%	07/15/21	Baa1	5,400	5,557,210
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.500%	01/19/16	A3	3,800	3,888,460

				15,433,552

Diversified Financial Services — 1.4%
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.500%	01/14/22	A3	4,000	3,848,092
Sub. Notes
5.000%	09/15/14	Baa1	8,300	8,214,576
6.125%	08/25/36	Baa1	5,200	4,498,052
Unsec’d. Notes
8.500%	05/22/19	A3	5,000	5,885,430
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.250%	10/15/20	Aa3	5,000	5,035,115
4.350%	08/15/21	Aa3	2,000	2,019,814
6.400%	05/15/38	Aa3	4,500	5,223,947
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	4,000	4,302,820
US Bancorp,
Sr. Unsec’d. Notes
4.200%	05/15/14	Aa3	6,000	6,423,738

				45,451,584

Electric Utilities — 1.6%
Commonwealth Edison Co.,
First Mortgage
1.625%	01/15/14	Baa1	2,250	2,266,319
6.150%	09/15/17	Baa1	2,300	2,731,278

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.150%	11/15/16	Baa2	$1,700	$1,704,833
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	Baa3	4,950	5,492,990
Florida Power Corp.,
First Mortgage
6.400%	06/15/38	A2	4,800	6,510,730
Georgia Power Co.,
Sr. Unsec’d. Notes
4.250%	12/01/19	A3	4,000	4,461,996
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	3,975	4,587,178
6.125%	04/01/36	Baa1	6,800	8,121,573
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.950%	09/01/13	Baa1	1,335	1,428,467
6.800%	09/01/18	Baa1	5,900	7,174,984
7.000%	09/01/22	Baa1	3,400	4,355,325
Southern Power Co.,
Series D, Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	1,600	1,751,002

				50,586,675

Industrial Conglomerates — 0.8%
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.100%	01/07/14	Aa2	9,820	9,967,005
5.500%	01/08/20	Aa2	5,400	5,941,577
Sr. Unsec’d. Notes, MTN
3.350%	10/17/16	Aa2	2,000	2,082,798
5.625%	09/15/17	Aa2	5,400	5,976,585
6.750%	03/15/32	Aa2	2,850	3,337,182

				27,305,147

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.250%	09/15/14	Baa1	3,000	2,913,384
MetLife, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/35	A3	2,600	2,901,977

				5,815,361

Media — 1.2%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	4,400	6,269,551
Comcast Corp.,
Gtd. Notes
5.150%	03/01/20	Baa1	4,000	4,548,928
6.950%	08/15/37	Baa1	3,500	4,453,078
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	Baa2	4,900	5,292,809

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21(a)	Baa2	$5,000	$5,422,375
7.700%	05/01/32	Baa2	7,600	9,915,606
Viacom, Inc.,
Sr. Unsec’d. Notes
6.250%	04/30/16	Baa1	3,800	4,410,994

				40,313,341

Multi-Utilities — 0.9%
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	700	900,473
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/21	Baa2	6,600	7,351,047
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34	A3	3,900	4,827,572
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14	Baa1	10,000	10,126,690
6.500%	06/01/16	Baa1	4,100	4,782,650

				27,988,432

Oil, Gas & Consumable Fuels — 2.4%
Chevron Corp.,
Sr. Unsec’d. Notes
4.950%	03/03/19	Aa1	5,100	6,023,610
ConocoPhillips,
Gtd. Notes
4.600%	01/15/15	A1	3,800	4,202,777
5.750%	02/01/19	A1	7,800	9,398,992
6.500%	02/01/39	A1	9,600	13,279,363
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21	Baa2	6,000	6,265,710
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.950%	02/15/18	Baa2	9,000	10,281,996
6.850%	02/15/20	Baa2	4,500	5,291,208
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	Baa2	5,100	5,760,394
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	Baa2	4,400	5,342,308
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
6.650%	01/15/37	Baa3	1,200	1,429,868
Valero Energy Corp.,
Gtd. Notes
6.625%	06/15/37	Baa2	5,935	6,363,727
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15	Baa3	5,200	5,458,924

				79,098,877

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals — 0.7%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.125%	04/01/19	A1	$5,000	$5,805,695
5.875%	05/15/16	A1	6,100	7,155,965
Pfizer, Inc.,
Sr. Unsec’d. Notes
5.350%	03/15/15	A1	6,500	7,352,709
Wyeth,
Gtd. Notes
5.950%	04/01/37	A1	2,000	2,561,946

				22,876,315

Retail & Merchandising — 0.5%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
3.250%	10/25/20	Aa2	2,500	2,673,295
3.625%	07/08/20	Aa2	4,900	5,370,263
5.625%	04/15/41(a)	Aa2	2,000	2,584,802
6.500%	08/15/37	Aa2	3,900	5,387,799

				16,016,159

Telecommunications — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/21	A2	5,000	5,288,755
6.300%	01/15/38(a)	A2	3,900	4,788,174
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.000%	11/01/16	A3	3,000	3,008,499
3.000%	04/01/16	A3	2,000	2,094,380
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3	4,450	6,197,591

				21,377,399

Tobacco — 0.4%
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19	Baa1	5,400	7,250,882
10.200%	02/06/39	Baa1	4,000	6,224,480

				13,475,362

TOTAL CORPORATE BONDS (cost $469,028,700)				481,301,671

U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bonds
4.375%	05/15/41(k)		2,075	2,703,661
5.375%	02/15/31		3,525	5,024,225
U.S. Treasury Notes
0.250%	11/30/13(a)		2,000	2,000,234
0.375%	07/31/13(k)		5,930	5,944,131
0.375%	11/15/14(a)		27,000	27,016,875
0.500%	08/15/14		1,110	1,115,029
0.875%	11/30/16		4,000	4,012,188

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
1.500%	07/31/16(k)	$10,465	$10,819,010
2.000%	11/15/21	14,100	14,260,825
2.125%	08/15/21(k)	1,425	1,461,516
3.125%	11/15/41	3,500	3,666,796
3.625%	02/15/20	8,350	9,684,046

TOTAL U.S. TREASURY OBLIGATIONS (cost $86,488,660)			87,708,536

TOTAL LONG-TERM INVESTMENTS (cost $3,206,421,609)			3,060,303,439

		Shares
SHORT-TERM INVESTMENTS — 17.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $576,414,427; includes $346,672,234 of cash collateral for securities on loan)(b)(w)(Note 4)		576,414,427	576,414,427

TOTAL INVESTMENTS — 111.8% (cost $3,782,836,036)			3,636,717,866
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (11.8)%			(383,147,116)

NET ASSETS — 100.0%			$3,253,570,750

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
MTN	Medium Term Note

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $334,848,728; cash collateral of $346,672,234 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
39	Euro STOXX 50	Mar. 2012	$1,099,359	$1,164,978	$65,619
13	FTSE 100 Index.	Mar. 2012	1,072,835	1,117,654	44,819
503	Mini MSCI EAFE	Mar. 2012	35,472,333	35,446,410	(25,923)
112	Russell 2000 Mini	Mar. 2012	8,296,935	8,274,560	(22,375)
1,226	S&P 500 E-Mini	Mar. 2012	76,849,023	76,784,380	(64,643)
11	TOPIX Index	Mar. 2012	1,026,114	1,040,405	14,291

					$11,788

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,437,584,371	$—	$—
Bank Loans	—	53,708,861	—
Corporate Bonds	—	481,301,671	—
U.S. Treasury Obligations	—	87,708,536	—
Affiliated Money Market Mutual Fund	576,414,427	—	—
Other Financial Instruments*
Futures	11,788	—	—

Total	$3,014,010,586	$622,719,068	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (10.7% represents investments purchased with collateral from securities on loan)	17.7%
Semiconductors & Semiconductor Equipment	13.1
Commercial Banks	7.2
Diversified Telecommunication Services	5.2
Oil, Gas & Consumable Fuels	5.1
Pharmaceuticals	5.1
Hotels, Restaurants & Leisure	3.6
Specialty Retail	3.7
Computers & Peripherals	3.4
Wireless Telecommunication Services	3.1
Food Products	2.9
U.S. Treasury Obligations	2.7
Insurance	2.5
Electronic Equipment, Instruments & Components	2.4
Capital Markets	2.2
Electric Utilities	2.2
Aerospace & Defense	1.8
Internet Software & Services	1.8
Diversified Financial Services	1.8
Healthcare Providers & Services	1.7
Metals & Mining	1.6
Internet & Catalog Retail	1.6
Media	1.4
Energy Equipment & Services	1.1
Auto Components	1.1
Machinery	1.0
Multiline Retail	1.0
Multi-Utilities	1.0
Consumer Finance	0.9

Industrial Conglomerates	0.8%
Commercial Services & Supplies	0.8
Chemicals	0.7
Computer Services & Software	0.7
Telecommunications	0.7
Automobiles	0.6
Household Durables	0.6
Food & Staples Retailing	0.6
Tobacco	0.5
IT Services	0.5
Software	0.5
Real Estate Investment Trusts	0.5
Retail & Merchandising	0.5
Professional Services	0.5
Trading Companies & Distributors	0.4
Beverages	0.4
Communications Equipment	0.3
Textiles, Apparel & Luxury Goods	0.4
Diversified Consumer Services	0.3
Healthcare Equipment & Supplies	0.3
Construction & Engineering	0.2
Road & Rail	0.2
Air Freight & Logistics	0.2
Electrical Equipment	0.2
Leisure Equipment & Products	0.1
Paper & Forest Products	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Biotechnology	0.1

111.8
Liabilities in excess of other assets	(11.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker-variation margin	$124,729	*	Due to broker-variation margin	$112,941	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$396,941

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$11,788

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $47,052,677.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $334,848,728:
Unaffiliated investments (cost $3,206,421,609)	$3,060,303,439
Affiliated investments (cost $576,414,427)	576,414,427
Cash	242,891
Deposit with broker	13,877
Dividends and interest receivable	11,790,688
Receivable for fund share sold	7,696,351
Tax reclaim receivable	157,613
Receivable for investments sold	15,239
Prepaid expenses	29,380

Total Assets	3,656,663,905

LIABILITIES:
Payable to broker for collateral for securities on loan	346,672,234
Payable for investments purchased	55,108,253
Advisory fees payable	825,094
Accrued expenses and other liabilities	340,296
Due to broker-variation margin	122,081
Shareholder servicing fees payable	23,188
Payable to custodian	1,500
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	1

Total Liabilities	403,093,155

NET ASSETS	$3,253,570,750

Net assets were comprised of:
Paid-in capital	$3,572,713,055
Retained earnings	(319,142,305)

Net assets, December 31, 2011	$3,253,570,750

Net asset value and redemption price per share, $3,253,570,750 / 353,620,725 outstanding shares of beneficial interest	$9.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,634,073 foreign withholding tax)	$62,331,124
Unaffiliated interest income	31,568,140
Affiliated income from securities lending, net	1,952,707
Affiliated dividend income	233,650

96,085,621

EXPENSES
Advisory fees	34,626,604
Shareholder servicing fees and expenses	4,073,718
Custodian and accounting fees	823,000
Trustees’ fees	51,000
Insurance expenses	37,000
Commitment fee on syndicated credit agreement	32,000
Audit fees	30,000
Legal fees and expenses	18,000
Loan interest expense (Note 7)	11,328
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Miscellaneous	21,183

Total expenses	39,742,833
Less: advisory fee waivers and/or expense reimbursement	(788,352)
Less: shareholder servicing fee waiver	(1,196,971)

Net expenses	37,757,510

NET INVESTMENT INCOME	58,328,111

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	139,839,783
Futures transactions	396,941
Foreign currency transactions	(146,522)

140,090,202

Net change in unrealized appreciation (depreciation) on:
Investments	(649,317,056)
Futures	11,788
Foreign currencies	760

(649,304,508)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(509,214,306)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(450,886,195)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$58,328,111	$47,054,775
Net realized gain on investment and foreign currency transactions	140,090,202	281,311,596
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(649,304,508)	195,563,770

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(450,886,195)	523,930,141

DISTRIBUTIONS	(47,051,186)	(27,033,591)

FUND SHARE TRANSACTIONS:
Fund share sold [305,027,179 and 232,134,334 shares, respectively]	2,897,315,242	2,035,338,600
Fund share issued in reinvestment of distributions [4,806,046 and 3,292,764 shares, respectively]	47,051,186	27,033,591
Fund share repurchased [362,768,919 and 116,373,430 shares, respectively]	(3,223,131,778)	(948,475,168)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(278,765,350)	1,113,897,023

TOTAL INCREASE (DECREASE) IN NET ASSETS	(776,702,731)	1,610,793,573
NET ASSETS:
Beginning of year	4,030,273,481	2,419,479,908

End of year	$3,253,570,750	$4,030,273,481

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS — 91.5%	Shares	Value (Note 2)

AST BlackRock Value Portfolio	11,601,637	$98,729,933
AST Federated Aggressive Growth Portfolio	1,930,320	15,481,168
AST Goldman Sachs Concentrated Growth Portfolio	1,423,968	37,364,913
AST Goldman Sachs Large-Cap Value Portfolio	2,103,387	31,361,494
AST Goldman Sachs Mid-Cap Growth Portfolio	874,624	4,381,868
AST Goldman Sachs Small-Cap Value Portfolio	788,289	8,300,686
AST International Growth Portfolio	7,743,230	77,277,434
AST International Value Portfolio	4,924,627	66,679,448
AST Jennison Large-Cap Growth Portfolio*	7,318,170	89,135,316
AST Jennison Large-Cap Value Portfolio	4,179,381	46,767,273
AST Large-Cap Value Portfolio	11,897,402	149,907,263
AST Lord Abbett Core Fixed-Income Portfolio	2,158,113	24,386,674
AST Marsico Capital Growth Portfolio	4,775,801	91,265,557
AST MFS Growth Portfolio	5,737,213	54,733,013
AST Mid-Cap Value Portfolio	943,952	10,808,255
AST Money Market Portfolio	181,510,539	181,510,539
AST Neuberger Berman Core Bond Portfolio	1,603,652	16,244,996
AST Neuberger Berman Mid-Cap Growth Portfolio*	291,810	6,338,111
AST PIMCO Total Return Bond Portfolio	4,757,367	56,660,242
AST Prudential Core Bond Portfolio	3,207,759	32,526,673
AST Small-Cap Growth Portfolio*	967,390	19,541,281
AST Small-Cap Value Portfolio	1,565,813	19,870,170
AST T. Rowe Price Large-Cap Growth Portfolio*	7,328,713	89,190,442
AST Western Asset Core Plus Bond Portfolio	3,032,997	32,453,067

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,269,143,749)(w)		1,260,915,816

EXCHANGE TRADED FUNDS — 8.2%
Consumer Staples Select Sector SPDR Fund(a)	470,668	15,292,003
Health Care Select Sector SPDR Fund(a)	363,458	12,608,358
iShares Barclays Aggregate Bond Fund(a)	106,679	11,761,360
PowerShares QQQ Trust(a)	662,095	36,964,764
SPDR S&P 500 ETF Trust	296,084	37,158,542

TOTAL EXCHANGE TRADED FUNDS (cost $114,818,293)		113,785,027

TOTAL LONG-TERM INVESTMENTS (cost $1,383,962,042)		1,374,700,843

SHORT-TERM INVESTMENT — 3.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(cost $49,624,958; includes $44,394,773 of cash collateral for securities on loan)(b)(w)(Note 4)	49,624,958	49,624,958

Value (Note 2)

TOTAL INVESTMENTS — 103.3% (cost $1,433,587,000)	$1,424,325,801
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.3)%	(45,869,669)

NET ASSETS — 100.0%	$1,378,456,132

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $43,173,378; cash collateral of $44,394,773 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,310,540,774	$—	$—
Exchange Traded Funds	113,785,027	—	—

Total	$1,424,325,801	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Large/Mid-Cap Growth	27.0%
Large/Mid-Cap Value	24.5
Money Market (3.2% represents investments purchased with collateral from securities on loan)	16.8
Core Bonds	11.8

Exchange Traded Funds	8.2%
International Growth	5.6
International Value	4.8
Small-Cap Growth	2.6
Small-Cap Value	2.0

103.3
Liabilities in excess of other assets	(3.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $43,173,378:
Affiliated investments (cost $1,318,768,707)	$1,310,540,774
Unaffiliated investments (cost $114,818,293)	113,785,027
Receivable for fund share sold	3,517,431
Dividends receivable	238,751
Prepaid expenses	1,820

Total Assets	1,428,083,803

LIABILITIES:
Payable to broker for collateral for securities on loan	44,394,773
Payable for investments purchased.	5,004,372
Advisory fees payable	147,763
Accrued expenses and other liabilities	80,250
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	5

Total Liabilities	49,627,671

NET ASSETS	$1,378,456,132

Net assets were comprised of:
Paid-in capital	$1,367,366,986
Retained earnings	11,089,146

Net assets, December 31, 2011	$1,378,456,132

Net asset value and redemption price per share, $1,378,456,132 / 142,976,266 outstanding shares of beneficial interest	$9.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$10,212,506
Unaffiliated dividend income	2,118,929
Affiliated income from securities lending, net	122,472

12,453,907

EXPENSES
Advisory fees	4,351,409
Custodian and accounting fees.	187,000
Audit fees	25,000
Trustees’ fees	24,000
Loan interest expense (Note 7)	23,739
Commitment fee on syndicated credit agreement	12,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Shareholders’ reports	8,000
Insurance expenses	1,000
Miscellaneous	10,564

Total expenses	4,662,712
Less: advisory fee waivers and/or expense reimbursement	(950,470)

Net expenses	3,712,242

NET INVESTMENT INCOME	8,741,665

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $2,970,983)	4,606,489
Net capital gain distribution received (including affiliated $7,043,425)	7,043,425

11,649,914

Net change in unrealized appreciation (depreciation) on investments (including affiliated $(88,138,588))	(97,319,346)

NET LOSS ON INVESTMENTS	(85,669,432)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(76,927,767)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,741,665	$4,869,008
Net realized gain on investment transactions	11,649,914	67,643,665
Net change in unrealized appreciation (depreciation) on investments	(97,319,346)	43,642,593

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,927,767)	116,155,266

DISTRIBUTIONS	(67,447,694)	(2,275,077)

FUND SHARE TRANSACTIONS:
Fund share sold [128,028,287 and 94,378,022 shares, respectively]	1,252,375,988	872,856,500
Fund share issued in reinvestment of distributions [6,924,815 and 257,071 shares, respectively]	67,447,694	2,275,077
Fund share repurchased [118,551,124 and 29,952,059 shares, respectively]	(1,077,711,613)	(260,326,239)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	242,112,069	614,805,338

TOTAL INCREASE IN NET ASSETS	97,736,608	728,685,527
NET ASSETS:
Beginning of year	1,280,719,524	552,033,997

End of year	$1,378,456,132	$1,280,719,524

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS — 91.1%	Shares	Value (Note 2)

AST BlackRock Value Portfolio	9,601,617	$81,709,758
AST Federated Aggressive Growth Portfolio	2,173,694	17,433,026
AST Goldman Sachs Concentrated Growth Portfolio	1,195,491	31,369,682
AST Goldman Sachs Large-Cap Value Portfolio	1,739,522	25,936,280
AST Goldman Sachs Mid-Cap Growth Portfolio	739,196	3,703,373
AST Goldman Sachs Small-Cap Value Portfolio	695,755	7,326,298
AST International Growth Portfolio	10,706,793	106,853,794
AST International Value Portfolio	6,154,312	83,329,385
AST Jennison Large-Cap Growth Portfolio*	6,137,993	74,760,752
AST Jennison Large-Cap Value Portfolio	3,478,202	38,921,085
AST Large-Cap Value Portfolio	9,865,495	124,305,237
AST Lord Abbett Core Fixed-Income Portfolio	5,733,089	64,783,906
AST Marsico Capital Growth Portfolio	4,006,984	76,573,460
AST MFS Growth Portfolio	4,810,655	45,893,647
AST Mid-Cap Value Portfolio	787,454	9,016,346
AST Money Market Portfolio	382,194,170	382,194,170
AST Neuberger Berman Core Bond Portfolio	4,259,498	43,148,719
AST Neuberger Berman Mid-Cap Growth Portfolio*	246,419	5,352,227
AST PIMCO Total Return Bond Portfolio	12,635,865	150,493,150
AST Prudential Core Bond Portfolio	8,520,867	86,401,593
AST Small-Cap Growth Portfolio*	1,036,680	20,940,941
AST Small-Cap Value Portfolio	1,422,038	18,045,667
AST T. Rowe Price Large-Cap Growth Portfolio*	6,145,297	74,788,262
AST Western Asset Core Plus Bond Portfolio	8,055,759	86,196,618

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,673,544,390)(w)		1,659,477,376

EXCHANGE TRADED FUNDS — 8.6%
Consumer Staples Select Sector SPDR Fund(a)	523,072	16,994,609
Health Care Select Sector SPDR Fund(a)	409,928	14,220,402
iShares Barclays Aggregate Bond Fund(a)	164,385	18,123,446
PowerShares QQQ Trust(a)	956,786	53,417,362
SPDR S&P 500 ETF Trust	432,821	54,319,036

TOTAL EXCHANGE TRADED FUNDS (cost $159,656,584)		157,074,855

TOTAL LONG-TERM INVESTMENTS (cost $1,833,200,974)		1,816,552,231

SHORT-TERM INVESTMENT — 4.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(cost $73,921,763; includes $69,167,830 of cash collateral for securities on loan)(b)(w)(Note 4)	73,921,763	73,921,763

Value (Note 2)

TOTAL INVESTMENTS — 103.8% (cost $1,907,122,737)	$1,890,473,994
Liabilities in excess of other assets — (3.8)%	(69,567,483)

NET ASSETS — 100.0%	$1,820,906,511

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $67,443,801; cash collateral of $69,167,830 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,733,399,139	$—	$—
Exchange Traded Funds	157,074,855	—	—

Total	$1,890,473,994	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Money Market (3.8% represents investments purchased with collateral from securities on loan)	25.0%
Core Bonds	23.7
Large/Mid-Cap Growth	17.1
Large/Mid-Cap Value	15.4

Exchange Traded Funds	8.6%
International Growth	5.9
International Value	4.6
Small-Cap Growth	2.1
Small-Cap Value	1.4

103.8

Liabilities in excess of other assets	(3.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $67,443,801:
Affiliated investments (cost $1,747,466,153)	$1,733,399,139
Unaffiliated investments (cost $159,656,584)	157,074,855
Receivable for fund share sold	4,010,088
Dividends receivable	347,651
Prepaid expenses	1,972
Total Assets	1,894,833,705
LIABILITIES:
Payable to broker for collateral for securities on loan	69,167,830
Payable for investments purchased.	4,467,579
Advisory fees payable	194,451
Accrued expenses and other liabilities	96,808
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	18
Total Liabilities	73,927,194
NET ASSETS	$1,820,906,511

Net assets were comprised of:
Paid-in capital	$1,766,829,467
Retained earnings	54,077,044
Net assets, December 31, 2011	$1,820,906,511
Net asset value and redemption price per share, $1,820,906,511 / 182,870,676 outstanding shares of beneficial interest	$9.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$15,059,323
Unaffiliated dividend income	2,610,507
Affiliated income from securities lending, net	124,947

17,794,777

EXPENSES
Advisory fees	5,452,920
Custodian and accounting fees	219,000
Trustees’ fees	27,000
Loan interest expense (Note 7)	25,830
Audit fees	25,000
Legal fees and expenses	12,000
Commitment fee on syndicated credit agreement.	11,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Insurance expenses	2,000
Miscellaneous	11,259

Total expenses	5,807,009
Less: advisory fee waivers and/or expense reimbursement	(1,317,640)

Net expenses	4,489,369

NET INVESTMENT INCOME	13,305,408

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $36,061,336)	43,249,407

Net capital gain distribution received (including affiliated $14,378,351)	14,378,351

57,627,758
Net change in unrealized appreciation (depreciation) on investments (including affiliated $(108,547,476))	(121,610,295)
NET LOSS ON INVESTMENTS	(63,982,537)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,677,129)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$13,305,408	$8,693,159
Net realized gain on investment transactions	57,627,758	90,431,115
Net change in unrealized appreciation (depreciation) on investments	(121,610,295)	45,109,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(50,677,129)	144,234,053
DISTRIBUTIONS	(97,901,397)	(5,185,046)
FUND SHARE TRANSACTIONS:
Fund share sold [110,896,510 and 86,502,107 shares, respectively]	1,122,511,122	848,994,044
Fund share issued in reinvestment of distributions [9,693,208 and 547,523 shares, respectively]	97,901,397	5,185,046
Fund share repurchased [95,649,216 and 13,766,202 shares, respectively]	(917,804,861)	(130,482,815)
NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	302,607,658	723,696,275
TOTAL INCREASE IN NET ASSETS	154,029,132	862,745,282
NET ASSETS:
Beginning of year	1,666,877,379	804,132,097
End of year	$1,820,906,511	$1,666,877,379

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 98.7% ASSET-BACKED SECURITIES — 1.4%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 1.2%
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.448%	(c)	04/15/17	$76,500	$76,541,157
Apidos CDO (Cayman Islands), Series 8A, Class A1, 144A	Aaa	2.094%	(c)	10/17/21	2,500	2,437,360
ARES CLO Funds (Cayman Islands), Series 2005-10A, Class A3, 144A	Aaa	0.799%	(c)	09/18/17	510	495,922
BA Credit Card Trust, Series 2006-C5, Class C5	A3	0.678%	(c)	01/15/16	5,000	4,930,762
Bank One Issuance Trust, Series 2004-C2, Class C2	Baa2	1.078%	(c)	02/15/17	3,000	2,970,577
BlackRock Senior Income Series Corp. (Cayman Islands), Series 2005-2A, Class A1, 144A	Aaa	0.756%	(c)	05/25/17	1,354	1,306,017
Chase Credit Card Master Trust, Series 4	Ba1	1.528%	(c)	01/15/16	3,000	2,995,668
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6	Baa2	6.300%		06/20/14	12,706	13,011,141
Citibank Credit Card Issuance Trust, Series C2	Baa2	0.764%	(c)	03/24/17	5,500	5,354,242
First CLO Ltd. (Cayman Islands), Series 2004-1A1, Class A1, 144A	Aaa	0.772%	(c)	07/27/16	296	292,020
Fraser Sullivan CLO Ltd., Series 6A, Class A1, 144A	Aaa	2.138%	(c)	11/22/22	2,500	2,444,195
Fuel Trust, Sec’d. Notes, 144A(a)	Baa2	3.984%		06/15/16	4,025	4,024,457
Fuel Trust, Sec’d. Notes, 144A	Baa2	4.207%		04/15/16	775	781,579
Gulf Stream Compass CLO Ltd. (Cayman Islands), Series 2004-1A, Class A, 144A	Aaa	0.763%	(c)	07/15/16	92	90,879
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	14,000	13,993,794
Landmark CDO Ltd. (Cayman Islands), Series 2006-8A, Class A1, 144A	Aaa	0.646%	(c)	10/19/20	967	919,000
MBNA Credit Card Master Note Trust, Series 2002-C3, Class C3	A3	1.628%	(c)	10/15/14	1,500	1,502,834
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.278%	(c)	03/15/15	14,000	14,117,639
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	A3	1.178%	(c)	11/15/16	1,500	1,485,450
MBNA Credit Card Master Note Trust, Series 2006-C1, Class C1	A3	0.698%	(c)	07/15/15	7,000	6,943,419
Trimaran CLO Ltd. (Cayman Islands), Series 2A, Class A1L, 144A	Aaa	0.679%	(c)	11/01/18	2,500	2,373,952

						159,012,064

Residential Mortgage-Backed Securities — 0.2%
ACE Securities Corp., Series 2004-IN1, Class A1	Aa2	0.614%	(c)	05/25/34	1,649	1,210,661
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1	Baa1	1.254%	(c)	09/25/34	2,000	1,519,156
Argent Securities Inc, Series W4, Class M1	A3	1.494%	(c)	10/25/33	4,777	3,689,648
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A2	Aaa	0.654%	(c)	09/25/34	1,942	1,610,381
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class A2	Aa2	0.654%	(c)	10/25/34	342	300,904
Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A5	Aa3	0.684%	(c)	11/25/34	1,396	1,206,431
Countrywide Asset-Backed Certificates, Series 2004-ECC2, Class M1	Aa3	1.194%	(c)	12/25/34	2,772	2,388,120
GSAMP Trust, Series 2005-WMC1, Class A4	Aa1	0.674%	(c)	09/25/35	897	873,106
Home Equity Asset Trust, Series 2005-5, Class 2A2	Aaa	0.544%	(c)	11/25/35	150	148,709

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities (continued)
HSBC Home Equity Loan Trust, Series 2005-3, Class M1	Aa1	0.705%	(c)	01/20/35	$1,558	$1,338,194
MASTR Asset Backed Securities Trust, Series 2004-OPT2, Class A2	Aa1	0.644%	(c)	09/25/34	759	492,438
MASTR Asset Backed Securities Trust, Series 2005-NC1, Class M1	Aa1	0.774%	(c)	12/25/34	2,360	1,718,408
Morgan Stanley ABS Capital I, Series 2002-HE3, Class A2	Aaa	1.374%	(c)	03/25/33	304	257,617
Morgan Stanley ABS Capital I, Series 2004-HE4, Class M1	B3	1.194%	(c)	05/25/34	6,982	5,030,963
Morgan Stanley ABS Capital I, Series 2004-NC5, Class M1(a)	Caa1	1.194%	(c)	05/25/34	1,958	1,323,258
Option One Mortgage Loan Trust, Series 2003-3, Class A1	Baa1	0.874%	(c)	06/25/33	736	595,501

						23,703,495

TOTAL ASSET-BACKED SECURITIES (cost $174,903,278)						182,715,559

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.7%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2	Aaa	5.334%	(c)	09/10/45	1,269	1,277,242
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A3	AAA(d)	5.395%		12/11/40	2,000	2,039,536
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A3	Aaa	4.550%		06/11/41	1,217	1,220,355
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A2	AAA(d)	5.426%		09/11/41	1,144	1,164,842
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%		01/12/45	867	867,422
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	30,462	31,099,235
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class ASB	Aaa	5.728%	(c)	03/15/49	1,769	1,871,849
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-C D2, Class A4	Aaa	5.344%	(c)	01/15/46	66,198	71,573,410
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series CD3, Class A5	Aaa	5.617%		10/15/48	4,595	5,033,845
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.751%	(c)	06/10/46	58,010	64,057,426
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A2	Aaa	5.811%	(c)	12/10/49	1,777	1,789,123
Credit Suisse Mortgage Capital Certificates, Series C2, Class A2	Aaa	5.448%	(c)	01/15/49	16,431	16,589,579
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	14,003	14,523,317
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	Aaa	3.642%		08/10/44	14,800	15,590,971
Federal Home Loan Mortgage Corp., Series 2009-K004, Class A3	NR	4.241%		08/25/19	1,400	1,546,930
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4	AAA(d)	5.330%	(c)	03/10/44	10,000	10,979,150
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	6,537	6,553,009
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A3	Aaa	5.882%	(c)	07/10/38	6,310	6,307,426
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	16,395	16,486,404

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	$24,192	$26,302,389
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	93,300	102,434,350
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5	Aaa	4.654%		01/12/37	6,219	6,316,402
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1	Aaa	5.278%	(c)	01/12/43	10,000	10,196,420
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%	(c)	12/12/44	3,584	3,606,943
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3A	Aaa	5.388%		05/15/45	10,000	10,358,680
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	4,156	4,202,590
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	18,800	20,131,209
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%		09/15/39	107	107,166
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A2	AAA(d)	5.588%		09/15/45	2,000	2,031,220
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	Aaa	5.047%	(c)	07/12/38	7,475	8,189,221
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	40,500	45,087,759
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	Aaa	5.906%	(c)	06/12/46	6,750	7,534,141
Morgan Stanley Capital I, Series HQ8, Class A4	Aaa	5.417%	(c)	03/12/44	14,380	15,749,048
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%	(c)	06/15/45	21,700	24,436,196
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2	Aaa	5.500%		10/15/48	1,177	1,178,414
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	5.854%	(c)	02/15/51	9,090	9,168,177
Wachovia Bank Commercial Mortgage Trust, Series C27, Class A3	Aaa	5.765%	(c)	07/15/45	35,000	38,727,430
Wachovia Bank Commercial Mortgage Trust, Series C30	Aaa	5.294%		12/15/43	9,595	9,990,333

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $597,136,899)						616,319,159

CORPORATE BONDS — 22.6%
Aerospace & Defense — 0.1%
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%		07/15/20	700	691,635
L-3 Communications Corp., Gtd. Notes(a)	Ba1	6.375%		10/15/15	2,300	2,357,500
Lockheed Martin Corp., Sr. Unsec’d. Notes	Baa1	2.125%		09/15/16	3,540	3,545,781
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%		01/15/15	2,080	2,100,800

						8,695,716

Airlines
Continental Airlines, Inc., Series A, Pass-Through Certificates(a)	Baa2	4.750%		01/12/21	260	263,900

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Airlines (continued)
Continental Airlines, Inc., Series A, Pass-Through Certificates(a)	Baa1	5.983%	04/19/22	$1,720	$1,790,378
Delta Air Lines, Inc., Series 1A, Pass-Through Certificates(a)	Baa2	6.200%	07/02/18	755	803,662

					2,857,940

Automotive — 0.1%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	A3	2.625%	09/15/16	10,000	9,941,560
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	Baa1	5.750%	12/15/14	500	539,790

					10,481,350

Banking — 8.6%
American Express Co., Sr. Unsec’d. Notes(a)(h)	A3	8.125%	05/20/19	49,900	64,514,263
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa1	3.750%	07/12/16	32,500	30,092,368
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa1	5.625%	07/01/20	50,000	46,186,700
Bank of America Corp., Sr. Unsec’d. Notes(h)	Baa1	6.000%	09/01/17	8,150	7,959,518
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	Baa1	5.000%	05/13/21	78,000	71,045,130
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN	Baa1	5.650%	05/01/18	1,000	952,753
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes(a)(h)	Aa2	3.550%	09/23/21	10,000	10,144,370
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Aa3	5.125%	01/08/20	10,000	10,272,210
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	3,250	3,603,025
Bear Stearns Cos LLC. (The), Sr. Unsec’d. Notes(a)	Aa3	7.250%	02/01/18	3,500	4,103,228
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	38,650	39,775,217
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	7.375%	05/23/14	4,900	5,383,689
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	3.953%	06/15/16	50,000	49,827,650
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	4.500%	01/14/22	77,090	74,162,353
Citigroup, Inc., Sr. Unsec’d. Notes(a)(h)	A3	6.125%	05/15/18	4,750	5,055,696
Citigroup, Inc., Unsec’d. Notes(a)	A3	8.500%	05/22/19	9,465	11,141,119
Credit Suisse (Switzerland), Sub. Notes(a)	Aa2	6.000%	02/15/18	14,000	13,807,234
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	1,665	1,742,036
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)(h)	A1	5.250%	07/27/21	148,900	145,257,906
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.150%	04/01/18	5,500	5,676,490
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	Aa2	3.500%	06/28/15	2,220	2,237,924
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Aa2	4.875%	01/14/22	22,585	23,869,928
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Aa2	5.100%	04/05/21	6,870	7,300,014
JPMorgan Chase & Co., Sr. Notes(a)	Aa3	4.625%	05/10/21	50,000	51,732,400
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)(h)	Aa3	3.150%	07/05/16	40,815	41,006,014
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)(h)	Aa3	4.250%	10/15/20	33,000	33,231,759
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)(h)	Aa3	4.350%	08/15/21	63,650	64,280,581
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.000%	01/15/18	2,500	2,789,198
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes(a)	A1	6.375%	01/21/21	6,750	6,764,411

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	A1	5.800%	01/13/20	$1,000	$949,378
Morgan Stanley, Sr. Unsec’d. Notes(a)	A2	3.800%	04/29/16	15,000	13,819,710
Morgan Stanley, Sr. Unsec’d. Notes(a)(h)	A2	5.500%	07/28/21	120,000	110,956,200
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.750%	01/25/21	3,850	3,591,303
Morgan Stanley, Series E, Sr. Unsec’d. Notes(h)	A2	5.450%	01/09/17	8,000	7,702,112
National Bank of Canada (Canada), Covered Notes, 144A(a)	Aaa	2.200%	10/19/16	20,595	20,765,506
Northern Trust Corp., Sr. Unsec’d. Notes	A1	3.375%	08/23/21	2,630	2,695,742
PNC Funding Corp., Gtd. Notes(a)	A3	2.700%	09/19/16	6,025	6,133,299
PNC Funding Corp., Gtd. Notes	A3	6.700%	06/10/19	2,130	2,598,689
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A2	6.125%	01/11/21	5,000	4,932,645
Royal Bank of Scotland PLC (The) (United Kingdom), Series 2, Gtd. Notes	A2	3.400%	08/23/13	3,000	2,918,586
Santander Holdings USA, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.625%	04/19/16	165	158,451
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A(a)	Aaa	1.625%	09/14/16	26,600	26,249,864
UBS AG (Switzerland), Series DPNT, Sr. Unsec’d. Notes, MTN	Aa3	3.875%	01/15/15	2,000	1,994,500
Wachovia Corp., Sr. Unsec’d. Notes, MTN(h)	A2	5.750%	02/01/18	36,000	40,896,792
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	A2	4.600%	04/01/21	50,000	54,834,100

					1,135,112,061

Building Materials & Construction
CRH America, Inc., Gtd. Notes	Baa1	8.125%	07/15/18	1,000	1,141,013

Cable — 0.8%
Charter Communications Operating LLC, Sec’d. Notes, 144A	Ba2	8.000%	04/30/12	7,000	7,140,000
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.500%	04/15/14	3,350	3,705,938
DIRECTV Holdings LLC, Gtd. Notes	Baa2	3.550%	03/15/15	1,745	1,816,318
DIRECTV Holdings LLC, Gtd. Notes	Baa2	4.750%	10/01/14	3,660	3,953,404
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc, Gtd. Notes(a)	Baa2	5.000%	03/01/21	20,000	21,404,380
Time Warner Cable, Inc., Gtd. Notes(a)	Baa2	4.000%	09/01/21	35,940	36,361,504
Time Warner Cable, Inc., Gtd. Notes(a)	Baa2	4.125%	02/15/21	19,828	20,361,373
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.750%	02/14/19	2,525	3,224,246
Videotron Ltee (Canada), Gtd. Notes	Ba1	9.125%	04/15/18	1,250	1,376,562

					99,343,725

Capital Goods — 0.7%
Case New Holland, Inc., Gtd. Notes	Ba2	7.750%	09/01/13	5,000	5,312,500
Caterpillar, Inc., Sr. Unsec’d. Notes(a)	A2	3.900%	05/27/21	29,900	32,825,954
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,777,259; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	1,780	1,810,027
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%	09/15/21	1,080	1,129,121
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	4,425	4,509,774
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	3,750	4,081,879
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	2,095	2,126,479
Waste Management, Inc., Gtd. Notes(a)	Baa3	4.600%	03/01/21	25,452	27,580,780
Waste Management, Inc., Gtd. Notes	Baa3	7.375%	03/11/19	2,000	2,518,510

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Capital Goods (continued)
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875%	10/01/21	$12,260	$12,992,609

					94,887,633

Chemicals — 0.5%
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	Baa3	4.250%	11/15/20	35,415	36,811,732
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21	6,820	7,283,003
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	3.625%	01/15/21	5,000	5,425,620
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes(a)	A2	4.250%	04/01/21	7,925	8,955,995
Lubrizol Corp., Sr. Unsec’d. Notes(h)	Aa2	8.875%	02/01/19	1,750	2,404,572
Lyondell Chemical Co., Sec’d. Notes	Ba2	11.000%	05/01/18	998	1,090,531
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	6.500%	01/15/12	2,005	2,005,616

					63,977,069

Consumer — 0.1%
Jarden Corp., Gtd. Notes	Ba3	8.000%	05/01/16	5,085	5,491,800
VF Corp., Sr. Unsec’d. Notes	A3	3.500%	09/01/21	2,585	2,685,298

					8,177,098

Electric — 0.4%
Commonwealth Edison Co., First Mortgage Bonds	Baa1	3.400%	09/01/21	22,335	23,130,037
Consumers Energy Co., First Mortgage Bonds	A3	6.125%	03/15/19	1,000	1,213,656
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A	A3	5.800%	04/30/18	500	570,070
Indiana Michigan Power Co., Sr. Unsec’d. Notes	Baa2	7.000%	03/15/19	2,000	2,459,988
Nevada Power Co., General Ref. Mortgage	Baa2	5.875%	01/15/15	2,297	2,576,334
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	13,750	14,647,270
PPL Electric Utilities Corp., First Mortgage Bonds	A3	3.000%	09/15/21	5,000	5,053,235
PSEG Power LLC, Sr. Unsec’d. Notes	Baa1	2.750%	09/15/16	1,560	1,567,641
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	Baa2	4.750%	01/15/15	1,200	1,288,936

					52,507,167

Energy — Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	3,055	3,199,877
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	3.200%	03/11/16	5,595	5,863,683
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	3.561%	11/01/21	10,000	10,410,840
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	12,410	13,668,014
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	4.742%	03/11/21	15,000	16,989,810
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	1,550	1,662,474
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	Baa2	5.700%	10/15/19	3,000	3,518,889
Petro-Canada (Canada), Sr. Unsec’d. Notes	Baa2	6.050%	05/15/18	650	765,160
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	2,470	2,610,545

					58,689,292

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy — Other — 1.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes.	Ba1	5.950%	09/15/16	$10,000	$11,335,500
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	Ba1	6.375%	09/15/17	10,000	11,591,340
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	4.500%	06/01/21	935	1,003,712
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	Baa1	3.450%	11/15/21	8,215	8,561,977
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	4.000%	07/15/21	15,000	16,407,240
Halliburton Co., Sr. Unsec’d. Notes(a)	A2	3.250%	11/15/21	15,720	16,241,480
Kerr-McGee Corp., Gtd. Notes	Ba1	6.950%	07/01/24	2,000	2,385,268
Nabors Industries, Inc., Gtd. Notes	Baa2	6.150%	02/15/18	2,500	2,792,722
Nabors Industries, Inc., Gtd. Notes, 144A	Baa2	4.625%	09/15/21	3,850	3,910,464
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.150%	12/15/21	8,285	8,570,775
Occidental Petroleum Corp., Sr. Unsec’d. Notes(a)	A2	3.125%	02/15/22	23,680	24,292,033
Schlumberger Norge AS, Gtd. Notes, 144A	A1	1.950%	09/14/16	6,185	6,257,779
Transocean, Inc., Gtd. Notes	Baa3	6.375%	12/15/21	5,360	5,697,053
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20	9,850	10,235,903
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	7.000%	03/15/38	500	568,891
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	9.625%	03/01/19	1,300	1,681,280
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	500	558,595

					132,092,012

Foods — 1.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	Baa1	4.375%	02/15/21	30,000	33,436,920
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)(h)	Baa1	5.375%	01/15/20	38,720	45,410,971
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	7.750%	01/15/19	2,750	3,561,687
ARAMARK Corp., Gtd. Notes(a)	B3	8.500%	02/01/15	8,500	8,712,500
Darden Restaurants, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	10/15/21	10,000	10,259,780
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	1,000	1,175,323
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.700%	02/15/17	750	878,744
JM Smucker Co. (The), Gtd. Notes	A3	3.500%	10/15/21	4,025	4,117,768
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	43,250	49,904,056
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	5.350%	03/01/18	750	896,174
PepsiCo., Inc., Sr. Unsec’d. Notes(a)	Aa3	3.000%	08/25/21	9,450	9,751,597
Smithfield Foods, Inc., Sr. Sec’d. Notes	Ba2	10.000%	07/15/14	6,369	7,403,962
Wendy’s Co. (The), Gtd. Notes	B3	10.000%	07/15/16	4,000	4,400,000

					179,909,482

Gaming — 0.1%
MGM Resorts International, Sr. Sec’d. Notes	Ba2	13.000%	11/15/13	6,600	7,837,500
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $2,100,000; purchased 08/10/11)(a)(f)	B1	11.375%	07/15/16(g)	2,000	2,060,000

					9,897,500

Healthcare & Pharmaceutical — 1.0%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.875%	11/15/21	20,405	20,590,992
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	1,330	1,364,270
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.400%	12/01/21	12,980	13,741,822
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15	3,285	3,346,594
HCA, Inc., Sr. Unsec’d. Notes, MTN	B3	9.000%	12/15/14	1,910	1,991,175

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Life Technologies Corp., Sr. Unsec’d. Notes	Ba1	4.400%	03/01/15	$1,000	$1,039,157
Pfizer, Inc., Sr. Unsec’d. Notes(a)	A1	6.200%	03/15/19	25,070	30,934,048
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	30,000	36,462,390
Sanofi (France), Sr. Unsec’d. Notes	A2	1.200%	09/30/14	16,120	16,245,140
Stryker Corp., Sr. Unsec’d. Notes(a)	A3	2.000%	09/30/16	8,075	8,263,406
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	1,890	1,973,924
Wyeth, Gtd. Notes	A1	5.450%	04/01/17	1,200	1,405,789

					137,358,707

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	9,000	9,393,759
Aetna, Inc., Sr. Unsec’d. Notes(h)	Baa1	6.500%	09/15/18	2,652	3,235,886
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	5.875%	01/15/12	1,500	1,502,178
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.300%	08/15/14	1,000	1,088,065
UnitedHealth Group, Inc., Sr. Unsec’d. Notes(a)	A3	3.375%	11/15/21	5,545	5,734,872
UnitedHealth Group, Inc., Sr. Unsec’d. Notes(a)	A3	4.700%	02/15/21	11,250	12,647,396
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	02/15/18	2,600	3,091,299

					36,693,455

Insurance — 0.6%
Allstate Corp. (The), Sr. Unsec’d. Notes(h)	A3	7.450%	05/16/19	1,105	1,343,497
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.875%	09/15/16	15,025	14,218,308
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20	875	883,076
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	14,500	15,348,264
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	3,885	3,799,588
AON Corp., Sr. Unsec’d. Notes	Baa2	3.500%	09/30/15	1,100	1,128,775
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	3,750	3,942,859
Chubb Corp., Sr. Unsec’d. Notes	A2	5.750%	05/15/18	750	881,323
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	7.250%	09/01/12	1,000	1,030,768
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	1,335	1,382,587
Lincoln National Corp., Sr. Unsec’d. Notes(a)	Baa2	4.850%	06/24/21	16,130	16,432,873
Lincoln National Corp., Sr. Unsec’d. Notes(h)	Baa2	8.750%	07/01/19	2,305	2,803,708
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	4.750%	02/08/21	11,850	12,819,247
Pacific Lifecorp, Sr. Notes, 144A	Baa1	6.000%	02/10/20	1,500	1,596,456
WR Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.375%	09/15/20	515	519,657
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	5,500	5,511,369

					83,642,355

Lodging
Host Hotels & Resorts LP, Gtd. Notes(a)	Ba1	6.750%	06/01/16	2,000	2,055,000

Media & Entertainment — 1.4%
CBS Corp., Gtd. Notes	Baa2	8.875%	05/15/19	1,650	2,119,247
Discovery Communications LLC, Gtd. Notes(a)	Baa2	4.375%	06/15/21	28,950	30,559,388
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	4,000	4,020,000
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	48,525	51,210,665
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	390	426,314
News America, Inc., Gtd. Notes(a)	Baa1	6.150%	02/15/41	35	40,341
News America, Inc., Gtd. Notes	Baa1	6.900%	03/01/19	2,000	2,350,592

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media & Entertainment (continued)
Nielsen Finance LLC / Nielsen Finance Co. (Netherlands), Gtd. Notes	B2	11.625%	02/01/14	$2,605	$2,992,494
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba1	8.600%	08/15/16	3,000	3,003,750
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.000%	01/15/22	30,825	31,795,094
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.750%	03/29/21	265	287,386
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	1,500	1,625,444
Viacom, Inc., Sr. Unsec’d. Notes(a)	Baa1	3.875%	12/15/21	15,760	16,088,895
Viacom, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.500%	03/01/21	1,230	1,298,646
Walt Disney Co. (The), Sr. Unsec’d. Notes(h)	A2	2.750%	08/16/21	29,340	29,879,973
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.500%	06/15/16	2,000	2,170,000

					179,868,229

Metals & Mining — 0.1%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	Baa1	2.150%	09/27/13	150	150,249
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	Baa3	6.125%	06/01/18	1,635	1,614,664
Century Aluminum Co., Sec’d. Notes	B(d)	8.000%	05/15/14	2,400	2,394,000
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes(a)	A3	2.250%	09/20/16	6,300	6,416,544
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes(a)	A3	3.750%	09/20/21	6,445	6,753,471
Teck Resources Ltd. (Canada), Gtd. Notes(a)	Baa2	3.850%	08/15/17	1,015	1,046,625
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.800%	11/15/16	1,600	1,745,406

					20,120,959

Non-Captive Finance — 1.1%
CIT Group, Inc., Sec’d. Notes, 144A(a)	B2	7.000%	05/04/15	5,000	5,006,250
GATX Corp., Sr. Unsec’d. Notes	Baa1	4.750%	10/01/12	2,450	2,499,468
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	Aa2	4.625%	01/07/21	18,155	18,834,941
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	Aa2	4.650%	10/17/21	45,285	47,262,460
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN(h)	Aa2	6.000%	08/07/19	5,000	5,743,140
General Electric Capital Corp., Sub. Notes(a)(h)	Aa3	5.300%	02/11/21	49,045	52,426,751
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	5.750%	05/15/16	275	255,074
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	6.375%	03/25/13	5,000	4,975,000
SLM Corp., Sr. Unsec’d. Notes, MTN(a)	Ba1	8.000%	03/25/20	1,770	1,787,700

					138,790,784

Paper — 0.2%
International Paper Co., Sr. Unsec’d. Notes(a)	Baa3	4.750%	02/15/22	10,670	11,341,698
International Paper Co., Sr. Unsec’d. Notes(a)	Baa3	7.500%	08/15/21	2,050	2,530,436
MeadWestvaco Corp., Sr. Unsec’d. Notes(a)	Ba1	7.375%	09/01/19	3,000	3,485,121
Rock-Tenn Co., Gtd. Notes	Ba2	9.250%	03/15/16	4,000	4,240,000

					21,597,255

Pipelines & Other — 0.5%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	2,735	3,613,939

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines & Other (continued)
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes(a)	Ba1	5.000%	10/01/21	$4,200	$4,322,699
Enbridge Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.200%	09/15/21	17,150	17,909,488
Enterprise Products Operating LLC, Gtd. Notes(a)	Baa3	4.050%	02/15/22	15,000	15,282,960
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.150%	03/01/22	7,850	7,984,518
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	Baa2	4.250%	02/01/21	1,885	1,975,670
Plains All American Pipeline LP, Gtd. Notes	Baa3	8.750%	05/01/19	1,020	1,303,044
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	1,750	1,984,367
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.000%	11/15/21	4,825	4,954,411
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.125%	11/15/20	11,500	11,802,140

					71,133,236

Railroads — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	3.450%	09/15/21	7,000	7,214,823
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	6,950	7,048,516
CSX Corp., Sr. Unsec’d. Notes	Baa3	7.900%	05/01/17	1,923	2,395,439
Norfolk Southern Corp., Sr. Usec’d. Notes(a)	Baa1	5.900%	06/15/19	11,000	13,365,913

					30,024,691

Real Estate Investment Trusts — 0.1%
Duke Realty LP, Sr. Unsec’d. Notes	Baa2	6.250%	05/15/13	2,550	2,666,780
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14	500	543,300
ProLogis LP, Gtd. Notes	Baa2	6.875%	03/15/20	120	133,239
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	5.375%	03/15/13	1,225	1,262,549
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A3	2.800%	01/30/17	5,465	5,582,126

					10,187,994

Retailers — 1.0%
CVS Caremark Corp., Sr. Unsec’d. Notes(a)	Baa2	4.125%	05/15/21	25,000	26,914,200
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,100	1,283,526
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	08/15/16	3,000	3,494,076
Home Depot, Inc., Sr. Unsec’d. Notes(a)	A3	4.400%	04/01/21	23,000	25,931,488
Kohl’s Corp., Sr. Unsec’d. Notes(a)	Baa1	4.000%	11/01/21	4,425	4,533,607
Kohl’s Corp., Sr. Unsec’d. Notes(a)	Baa1	6.250%	12/15/17	2,375	2,829,867
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	7.450%	10/15/16	5,765	6,709,889
Nordstrom, Inc., Sr. Unsec’d. Notes	Baa1	4.000%	10/15/21	2,250	2,345,476
Target Corp., Sr. Unsec’d. Notes(a)	A2	3.875%	07/15/20	10,000	11,047,940
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)(h)	Aa2	4.250%	04/15/21	37,000	42,753,278

					127,843,347

Technology — 0.2%
CA, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	12/01/19	2,000	2,181,536
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	10/01/15	1,585	1,623,677
International Business Machines Corp., Sr. Unsec’d. Notes(h)	Aa3	7.625%	10/15/18	3,300	4,428,465
Microsoft Corp., Sr. Unsec’d. Notes(a)	Aaa	4.000%	02/08/21	15,000	16,894,005
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	1,040	1,096,156
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	1,925	2,205,057

					28,428,896

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

Telecommunications — 1.2%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%		09/08/16		$17,605	$17,555,952
AT&T, Inc., Sr. Unsec’d. Notes(a)(h)	A2	3.875%		08/15/21		41,650	44,055,329
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.600%		05/15/18		1,330	1,545,397
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.150%		01/15/13		1,000	1,035,346
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes(h)	A2	8.500%		11/15/18		3,000	4,049,100
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,932,400; purchased 02/03/09-08/04/09)(f)	Baa3	7.082%		06/01/16	(g)	7,140	7,739,374
France Telecom SA (France), Sr. Unsec’d. Notes	A3	2.750%		09/14/16		5,050	5,063,610
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	Ba2	6.250%		01/15/13		5,000	5,100,000
Qwest Corp., Sr. Unsec’d. Notes(a)	Baa3	3.796%	(c)	06/15/13		2,000	2,005,626
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.999%		06/04/18		1,000	934,896
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	3.500%		11/01/21		50,000	52,056,100
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	4.600%		04/01/21		12,650	14,280,155
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	A3	5.625%		02/27/17		1,500	1,741,701

							157,162,586

Tobacco — 0.5%
Altria Group, Inc., Gtd. Notes(a)	Baa1	4.750%		05/05/21		45,000	49,546,710
Altria Group, Inc., Gtd. Notes	Baa1	9.700%		11/10/18		4,110	5,529,647
Lorillard Tobacco Co., Gtd. Notes(a)	Baa2	8.125%		06/23/19		865	1,030,386
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	A2	4.125%		05/17/21		4,500	4,940,397
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%		06/01/16		2,500	2,981,088

							64,028,228

TOTAL CORPORATE BONDS (cost $2,916,973,758)							2,966,704,780

MUNICIPAL BONDS — 0.1%
Central Puget Sound Regional Transit Authority, Build America Bonds	Aa2	5.491%		11/01/39		1,000	1,203,220
East Bay Municipal Utility District, Build America Bonds	Aa1	5.874%		06/01/40		800	997,744
Los Angeles Unified School District, Build America Bonds	Aa2	6.758%		07/01/34		1,000	1,251,170
Massachusetts State Water Pollution Abatement, Build America Bonds	Aaa	5.192%		08/01/40		1,400	1,628,718
New York City Municipal Water Finance Authority, Build America Bonds	Aa2	6.011%		06/15/42		2,010	2,510,852
Ohio State University (The), Revenue Bonds, Build America Bonds	Aa1	4.910%		06/01/40		1,300	1,491,035
Oregon State Department of Transportation, Build America Bonds	Aa2	5.834%		11/15/34		500	611,775
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, Build America Bonds	Aa3	5.511%		12/01/45		1,800	2,046,276
San Francisco City & County Public Utilities Commission, Build America Bonds	Aa3	6.000%		11/01/40		2,000	2,331,500

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

State of California, Build America Bonds	A1	7.625%		03/01/40	$800	$989,624
State of California, Taxable Var. Purp. 3. GO	A1	5.950%		04/01/16	2,500	2,816,750

TOTAL MUNICIPAL BONDS (cost $15,171,498)						17,878,664

NON-CORPORATE FOREIGN AGENCIES — 0.6%
Commonwealth Bank of Australia (Australia), 144A	Aaa	2.700%		11/25/14	3,775	3,922,127
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.000%		01/29/21	10,000	9,650,260
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	Baa1	9.250%		04/23/19	10,000	11,889,000
Korea Development Bank (South Korea)	A1	8.000%		01/23/14	3,000	3,300,810
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes(a)	Aaa	2.375%		08/25/21	9,340	9,328,129
Petrobras International Finance Co. (Brazil), Gtd. Notes	A3	5.375%		01/27/21	22,235	23,360,113
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%		01/21/21	10,000	10,850,000

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $72,183,581)						72,300,439

SOVEREIGNS — 0.8%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	4.875%		01/22/21	8,000	8,940,000
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	5.625%		01/07/41	19,275	22,359,000
Brazilian Government International Bond (Brazil), Series A	Baa2	8.000%		01/15/18	722	845,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	5.125%		01/15/20	10,000	11,425,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	6.050%		01/11/40	18,900	23,105,250
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	5.125%		04/21/21	5,000	5,087,500
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	6.375%		07/15/19	1,200	1,329,000
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, RegS	Aa2	5.250%		01/20/20	10,000	10,975,000
Republic of Indonesia, Sr. Unsec’d. Notes, RegS	Ba1	4.875%		05/05/21	10,000	10,700,000
Republic of Korea (South Korea), Sr. Unsec’d. Notes	A1	7.125%		04/16/19	1,500	1,871,637
Republic of Russia (Russia), Sr. Unsec’d. Notes, RegS	Baa1	7.500%		03/31/30	8,350	9,696,438

TOTAL SOVEREIGNS (cost $102,453,148)						106,333,825

U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Association(a)		1.375%		11/15/16	1,530	1,543,513
Residual Funding Corp. Strips Principal		2.310	%(s)	07/15/20	1,643	1,369,483
Residual Funding Corp. Strips Principal		2.450	%(s)	01/15/21	1,500	1,224,650

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,497,974)						4,137,646

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 13.6%
Federal Home Loan Mortgage Corp.		4.500%		05/01/39-07/01/41	780,958	828,393,950

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	4.500%		TBA	$2,500	$2,648,828
Federal National Mortgage Association	3.000%		TBA	7,000	7,206,718
Federal National Mortgage Association	3.000%		TBA	56,000	57,828,747
Federal National Mortgage Association	4.000%		TBA	7,000	7,353,282
Federal National Mortgage Association	4.000%		TBA	58,000	60,773,128
Government National Mortgage Association	4.000%		10/15/39-12/20/41	416,823	446,915,302
Government National Mortgage Association	4.000%		TBA	11,500	12,299,609
Government National Mortgage Association	4.000%		TBA	341,250	366,043,928

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $1,778,332,781)					1,789,463,492

U.S. TREASURY OBLIGATIONS — 54.9%
U.S. Treasury Bonds	6.000%		02/15/26	90,000	129,712,500
U.S. Treasury Bonds	6.250%		08/15/23	249,160	356,610,250
U.S. Treasury Bonds	6.875%		08/15/25	39,000	60,060,000
U.S. Treasury Bonds	7.125%		02/15/23	39,500	59,737,588
U.S. Treasury Bonds	7.250%		08/15/22	100,000	151,359,400
U.S. Treasury Bonds	7.500%		11/15/16	100,000	131,867,200
U.S. Treasury Bonds(a)	7.625%		11/15/22	109,230	170,057,456
U.S. Treasury Bonds	7.625%		02/15/25	229,500	371,072,812
U.S. Treasury Bonds(a)	9.125%		05/15/18	8,330	12,427,968
U.S. Treasury Notes	0.500%		10/15/13	100,000	100,433,600
U.S. Treasury Notes	0.875%		11/30/16	27,525	27,608,869
U.S. Treasury Notes	0.875%		12/31/16	469,625	470,468,916
U.S. Treasury Notes(a)(h)	1.375%		09/30/18	233,500	234,758,798
U.S. Treasury Notes(a)	1.375%		11/30/18	128,900	129,343,158
U.S. Treasury Notes	1.375%		12/31/18	99,200	99,386,000
U.S. Treasury Notes	1.500%		07/31/16	88,810	91,814,265
U.S. Treasury Notes	1.750%		10/31/18	298,800	307,530,637
U.S. Treasury Notes	1.875%		09/30/17	268,000	280,206,596
U.S. Treasury Notes	1.875%		10/31/17	207,965	217,437,182
U.S. Treasury Notes(a)	2.000%		11/15/21	810,825	820,073,270
U.S. Treasury Notes(a)	2.125%		08/15/21	51,080	52,388,925
U.S. Treasury Notes	2.250%		07/31/18	150,000	159,539,100
U.S. Treasury Notes	2.375%		05/31/18	310,000	332,426,640
U.S. Treasury Notes	2.375%		06/30/18	100,000	107,156,200
U.S. Treasury Notes	2.625%		01/31/18	130,000	141,588,330
U.S. Treasury Notes(k)	2.750%		02/15/19	316,545	346,690,847
U.S. Treasury Notes(a)	2.875%		03/31/18	200,000	220,875,000
U.S. Treasury Notes(k)	3.000%		09/30/16	39,935	44,025,223
U.S. Treasury Notes	3.125%		04/30/17	23,000	25,616,250
U.S. Treasury Notes	3.125%		05/15/19	118,400	132,756,000
U.S. Treasury Notes	3.250%		06/30/16	50,000	55,527,350
U.S. Treasury Notes	3.250%		03/31/17	200,000	223,937,600
U.S. Treasury Notes	3.500%		02/15/18	100,000	114,007,800
U.S. Treasury Notes	4.250%		11/15/17	90,805	107,256,323
U.S. Treasury Notes	4.500%		05/15/17	19,000	22,534,304
U.S. Treasury Notes	4.625%		11/15/16	75,000	88,570,350
U.S. Treasury Notes	4.625%		02/15/17	50,000	59,332,050
U.S. Treasury Notes	4.750%		08/15/17	57,525	69,263,667
U.S. Treasury Strips Coupon(a)	0.940	%(n)	11/15/16	100,000	95,594,000
U.S. Treasury Strips Coupon(a)	1.290	%(n)	05/15/18	31,010	28,561,512
U.S. Treasury Strips Coupon(a)	1.390	%(n)	08/15/18	95,800	87,639,660
U.S. Treasury Strips Coupon(a)	1.530	%(n)	02/15/19	100,000	90,040,600
U.S. Treasury Strips Coupon	1.620	%(n)	05/15/19	124,790	111,494,998
U.S. Treasury Strips Coupon(a)	1.650	%(n)	11/15/19	106,700	93,823,017
U.S. Treasury Strips Coupon(a)	2.009	%(n)	08/15/21	23,400	19,303,807

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Strips Coupon	2.340%(n)	05/15/23	$75,000	$57,565,950
U.S. Treasury Strips Coupon	2.370%(n)	05/15/22	42,000	33,613,986
U.S. Treasury Strips Coupon	2.480%(n)	05/15/24	75,000	55,314,750

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,128,180,308)				7,198,410,704

TOTAL LONG-TERM INVESTMENTS (cost $12,788,833,225)				12,954,264,268

			Shares
SHORT-TERM INVESTMENT — 23.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $3,139,604,569; includes $1,593,052,644 of cash collateral received for securities on loan)(Note 4)(b)(w)			3,139,604,569	3,139,604,569

TOTAL INVESTMENTS — 122.6% (cost $15,928,437,794)				16,093,868,837
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (22.6)%.				(2,971,542,524)

NET ASSETS — 100.0%				$13,122,326,313

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced
†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,562,263,233; cash collateral of $1,593,052,644 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.
(d)	Standard & Poor’s Rating.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $10,809,659. The aggregate value of $11,609,401 is approximately 0.1% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown reflects the effective yield at December 31, 2011.
(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Position:
17,085	10 Year U.S. Treasury Notes	Mar. 2012	$2,216,159,697	$2,240,270,625	$24,110,928

Short Positions:
2,303	2 Year U.S. Treasury Notes	Mar. 2012	507,891,060	507,919,453	(28,393)
3,441	5 Year U.S. Treasury Notes	Mar. 2012	423,013,425	424,130,133	(1,116,708)
1,560	U.S. Long Bond	Mar. 2012	223,950,118	225,907,500	(1,957,382)
1,663	U.S. Ultra Bond	Mar. 2012	264,850,158	266,391,813	(1,541,655)

					(4,644,138)

					$19,466,790

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$88,500	05/01/16	2.848%	3 month LIBOR(2)	$(7,011,780)	$—	$(7,011,780)	Barclays Bank PLC
176,565	05/31/16	1.180%	3 month LIBOR(1)	390,252	—	390,252	Barclays Bank PLC
176,565	05/31/16	1.175%	3 month LIBOR(1)	358,669	—	358,669	Barclays Bank PLC
43,220	05/31/16	1.220%	3 month LIBOR(1)	166,864	—	166,864	Barclays Bank PLC
68,000	08/11/16	1.456%	3 month LIBOR(2)	1,308,335	—	1,308,335	Deutsche Bank AG
29,240	09/14/16	1.206%	3 month LIBOR(2)	(160,028)	—	(160,028)	Deutsche Bank AG
370,000	09/27/16	1.070%	3 month LIBOR(2)	(620,982)	—	(620,982)	Morgan Stanley Capital Services
350,000	10/13/16	1.458%	3 month LIBOR(2)	(5,430,824)	—	(5,430,824)	JPMorgan Chase Bank
290,000	11/18/16	1.315%	3 month LIBOR(1)	1,903,640	—	1,903,640	Barclays Bank PLC
300,000	11/22/16	1.339%	3 month LIBOR(1)	2,240,083	—	2,240,083	JPMorgan Chase Bank
485,000	11/23/16	1.333%	3 month LIBOR(1)	3,441,479	—	3,441,479	Citibank N.A.
370,000	11/25/16	1.340%	3 month LIBOR(1)	2,728,505	—	2,728,505	Citibank N.A.
200,000	11/25/16	1.323%	3 month LIBOR(1)	1,302,773	—	1,302,773	JPMorgan Chase Bank
500,000	12/05/16	1.330%	3 month LIBOR(2)	(3,196,207)	—	(3,196,207)	JPMorgan Chase Bank
25,000	08/08/18	1.980%	3 month LIBOR(1)	844,036	—	844,036	Bank of America N.A.
73,000	08/11/18	2.055%	3 month LIBOR(1)	2,804,153	—	2,804,153	JPMorgan Chase Bank
64,000	08/16/18	1.862%	3 month LIBOR(2)	(1,618,371)	—	(1,618,371)	Barclays Bank PLC
405,000	10/17/18	1.887%	3 month LIBOR(2)	(8,914,138)	—	(8,914,138)	Morgan Stanley Capital Services
16,817	11/15/19	4.546%	3 month LIBOR(2)	(6,816,502)	—	(6,816,502)	Deutsche Bank AG
27,616	05/15/20	4.246%	3 month LIBOR(2)	(10,173,405)	—	(10,173,405)	Deutsche Bank AG
39,000	06/11/20	3.300%	3 month LIBOR(1)	4,550,032	—	4,550,032	Barclays Bank PLC
8,000	07/06/20	3.030%	3 month LIBOR(1)	860,371	—	860,371	Barclays Bank PLC
80,470	08/11/20	2.828%	3 month LIBOR(1)	7,044,270	—	7,044,270	Barclays Bank PLC
26,502	05/15/21	4.419%	3 month LIBOR(2)	(10,962,894)	—	(10,962,894)	Deutsche Bank AG
26,415	05/15/21	4.446%	3 month LIBOR(2)	(11,051,500)	—	(11,051,500)	Deutsche Bank AG
5,610	07/20/21	3.035%	3 month LIBOR(1)	594,545	—	594,545	Citibank N.A.
175,000	09/26/21	1.908%	3 month LIBOR(2)	661,376	—	661,376	Barclays Bank PLC
540,000	10/05/21	1.971%	3 month LIBOR(1)	318,603	—	318,603	JPMorgan Chase Bank
385,000	10/06/21	1.983%	3 month LIBOR(1)	600,333	—	600,333	JPMorgan Chase Bank
500,000	10/17/21	2.331%	3 month LIBOR(2)	(16,499,086)	—	(16,499,086)	Citibank N.A.
225,000	10/17/21	2.331%	3 month LIBOR(2)	(7,424,651)	—	(7,424,651)	Morgan Stanley Capital Services
175,000	11/23/21	2.136%	3 month LIBOR(1)	2,114,789	—	2,114,789	Barclays Bank PLC
54,870	11/23/21	2.148%	3 month LIBOR(2)	(721,003)	—	(721,003)	Citibank N.A.
375,000	12/05/21	2.254%	3 month LIBOR(2)	(8,293,563)	—	(8,293,563)	JPMorgan Chase Bank

				$(64,661,826)	$—	$(64,661,826)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Centex Corp.	06/20/14	1.000%	$3,000	$138,196	$(19,129)	$157,325	Credit Suisse International
Citizen Communications Corp.	12/20/12	1.000%	3,000	66,655	136,654	(69,999)	Deutsche Bank AG
Citizen Communications Corp.	12/20/12	1.000%	2,000	44,436	101,006	(56,570)	Deutsche Bank AG
Embarq Corp.	06/20/16	1.000%	3,000	140,165	(84,573)	224,738	Credit Suisse International
Gannett Co., Inc.	03/20/12	5.000%	3,000	(32,754)	(75,728)	42,974	Deutsche Bank AG
Gannett Co., Inc.	03/20/12	5.000%	1,000	(10,918)	(36,192)	25,274	Morgan Stanley Capital Services
GATX Financial Corp.	12/20/12	1.000%	2,450	(6,128)	26,615	(32,743)	Credit Suisse International
Macy’s Retail Holdings, Inc.	09/20/16	1.000%	5,765	73,933	592,878	(518,945)	Deutsche Bank AG
Qwest Corp.	06/20/13	1.000%	2,000	(480)	30,696	(31,176)	Deutsche Bank AG
RR Donnelley & Sons Co.	09/20/16	1.000%	3,000	635,570	377,450	258,120	JPMorgan Chase Bank NA
Westvaco Corp.	09/20/19	1.000%	3,000	145,797	59,551	86,246	JPMorgan Chase Bank NA
XL Group PLC	03/20/12	5.000%	3,000	(35,075)	(159,301)	124,226	Citibank N.A.

				$1,159,397	$949,927	$209,470

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(2):
Berkshire Hathaway Finance Corp.	03/20/15	1.000%	$5,000	1.463%	$(70,399)	$(94,368)	$23,969	Deutsche Bank AG

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.17	12/20/16	1.000%	$1,000,000	$(9,050,431)	$(21,990,349)	$12,939,918	Barclays Bank PLC
CDX.NA.IG.17	12/20/16	1.000%	1,000,000	(9,050,431)	(23,048,564)	13,998,133	Morgan Stanley Capital Services
CDX.NA.IG.17	12/20/16	1.000%	550,000	(4,977,737)	(10,595,293)	5,617,556	Credit Suisse International
CDX.NA.IG.17	12/20/16	1.000%	500,000	(4,525,215)	(11,524,282)	6,999,067	Bank of America N.A.
CDX.NA.IG.17	12/20/16	1.000%	500,000	(4,525,215)	(10,764,349)	6,239,134	Barclays Bank PLC
CDX.NA.IG.17	12/20/16	1.000%	500,000	(4,525,215)	(11,081,685)	6,556,470	Credit Suisse International
CDX.NA.IG.17	12/20/16	1.000%	500,000	(4,525,215)	(11,110,515)	6,585,300	JPMorgan Chase Bank NA
CDX.NA.IG.17	12/20/16	1.000%	400,000	(3,620,172)	(7,178,747)	3,558,575	Citibank N.A.
CDX.NA.IG.17	12/20/16	1.000%	400,000	(3,620,172)	(7,225,321)	3,605,149	Deutsche Bank AG
CDX.NA.IG.17	12/20/16	1.000%	300,000	(2,715,130)	(5,659,803)	2,944,673	Bank of America N.A.
CDX.NA.IG.17	12/20/16	1.000%	300,000	(2,715,129)	(5,848,880)	3,133,751	Barclays Bank PLC
CDX.NA.IG.17	12/20/16	1.000%	300,000	(2,715,130)	(5,430,669)	2,715,539	Citibank N.A.
CDX.NA.IG.17	12/20/16	1.000%	300,000	(2,715,130)	(5,779,251)	3,064,121	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2) (continued)
CDX.NA.IG.17	12/20/16	1.000%	$250,000	$(2,262,608)	$(5,762,141)	$3,499,533	Bank of America N.A.
CDX.NA.IG.17	12/20/16	1.000%	250,000	(2,262,607)	(4,271,022)	2,008,415	Bank of America N.A.
CDX.NA.IG.17	12/20/16	1.000%	250,000	(2,262,607)	(4,525,557)	2,262,950	Barclays Bank PLC
CDX.NA.IG.17	12/20/16	1.000%	250,000	(2,262,608)	(5,762,141)	3,499,533	Barclays Bank PLC
CDX.NA.IG.17	12/20/16	1.000%	250,000	(2,262,608)	(4,874,067)	2,611,459	Deutsche Bank AG
CDX.NA.IG.17	12/20/16	1.000%	250,000	(2,262,608)	(4,641,824)	2,379,216	Deutsche Bank AG
CDX.NA.IG.17	12/20/16	1.000%	250,000	(2,262,607)	(5,280,609)	3,018,002	Deutsche Bank AG
CDX.NA.IG.17	12/20/16	1.000%	250,000	(2,262,607)	(5,338,451)	3,075,844	Deutsche Bank AG
CDX.NA.IG.17	12/20/16	1.000%	200,000	(1,810,086)	(4,988,209)	3,178,123	Bank of America N.A.
CDX.NA.IG.17	12/20/16	1.000%	200,000	(1,810,086)	(4,988,209)	3,178,123	Barclays Bank PLC
CDX.NA.IG.17	12/20/16	1.000%	200,000	(1,810,086)	(4,039,198)	2,229,112	Credit Suisse International
CDX.NA.IG.17	12/20/16	1.000%	150,000	(1,357,564)	(3,599,247)	2,241,683	Bank of America N.A.
CDX.NA.IG.17	12/20/16	1.000%	125,000	(1,131,304)	(2,012,219)	880,915	Goldman Sachs International
CDX.NA.IG.17	12/20/16	1.000%	100,000	(967,543)	(1,632,497)	664,954	Deutsche Bank AG
CDX.NA.IG.17	12/20/16	1.000%	100,000	(905,043)	(2,193,181)	1,288,138	Goldman Sachs International
CMBX.AAA.2	03/15/49	0.070%	25,000	(1,777,577)	(2,312,646)	535,069	JPMorgan Chase Bank NA

				$(88,950,471)	$(203,458,926)	$114,508,455

The Portfolio entered into credit default swaps as the protection seller on corporate issues and credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$159,012,064	$—
Residential Mortgage-Backed Securities	—	23,703,495	—
Commercial Mortgage-Backed Securities	—	616,319,159	—
Corporate Bonds	—	2,966,704,780	—
Municipal Bonds	—	17,878,664	—
Non-Corporate Foreign Agencies	—	72,300,439	—
Sovereigns	—	106,333,825	—
U.S. Government Agency Obligations	—	4,137,646	—
U.S. Government Mortgage-Backed Securities	—	1,789,463,492	—
U.S. Treasury Obligations	—	7,198,410,704	—
Affiliated Money Market Mutual Fund	3,139,604,569	—	—
Other Financial Instruments*
Futures Contracts	19,466,790	—	—
Interest Rate Swaps	—	(64,661,826)	—
Credit Default Swaps	—	114,741,894	—

Total	$3,159,071,359	$13,004,344,336	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Non-Residential Mortgage-Backed Securities
Balance as of 12/31/10	$26,684,803
Realized gain (loss)	619,725
Change in unrealized appreciation (depreciation)**	105,234
Purchases	—
Sales	(22,525,241)
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(4,884,521)

Balance as of 12/31/11	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, 3 Non-Residential Mortgage-Backed Securities transferred out of Level 3 as a result of no longer being fair valued in accordance with the Board of Trustees’s approval and 2 Non-Residential Mortgage-Backed Securities transferred out of Level 3 as a result of no longer using a single broker quote.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Treasury Obligations	54.9%
Affiliated Money Market Mutual Fund (including 12.1% of collateral received for securities on loan)	23.9
U.S. Government Mortgage-Backed Securities	13.6
Banking	8.6
Commercial Mortgage-Backed Securities	4.7
Foods	1.4%
Media & Entertainment	1.4
Non-Residential Mortgage-Backed Securities	1.2
Telecommunications	1.2
Non-Captive Finance	1.1
Energy—Other	1.0
Healthcare & Pharmaceutical	1.0
Retailers	1.0
Cable	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Sovereigns	0.8%
Capital Goods	0.7
Insurance	0.6
Non-Corporate Foreign Agencies	0.6
Chemicals	0.5
Pipelines & Other	0.5
Tobacco	0.5
Electric	0.4
Energy—Integrated	0.4
Healthcare Insurance	0.3
Paper	0.2
Railroads	0.2
Residential Mortgage-Backed Securities	0.2
Technology	0.2%
Aerospace & Defense	0.1
Automotive	0.1
Consumer	0.1
Gaming	0.1
Metals & Mining	0.1
Municipal Bonds	0.1
Real Estate Investment Trusts	0.1

122.6
Liabilities in excess of other assets	(22.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$115,451,327		Unrealized depreciation on swap agreements	$709,433
Credit contracts	Premiums paid for swap agreements	1,324,850		Premiums received for swap agreements	203,928,217
Interest rate contracts	Unrealized appreciation on swap agreements	34,233,108		Unrealized depreciation on swap agreements	98,894,934
Interest rate contracts	Due from broker-variation margin	24,110,928	*	Due from broker-variation margin	4,644,138	*

Total		$175,120,213			$308,176,722

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(6,188,363)	$48,590,291	$42,401,928
Credit contracts	—	47,764,289	47,764,289

Total	$(6,188,363)	$96,354,580	$90,166,217

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$23,627,635	$(72,971,154)	$(49,343,519)
Credit contracts	—	115,872,644	115,872,644

Total	$23,627,635	$42,901,490	$66,529,125

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)	Credit Default Swaps as Buyer(2)	Credit Default Swaps as Writer(2)
$1,160,722,058	$349,691,770	$3,296,719,415	$82,295,000	$3,925,000,000

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $1,562,263,233:
Unaffiliated investments (cost $12,788,833,225)	$12,954,264,268
Affiliated investments (cost $3,139,604,569)	3,139,604,569
Cash	14,100
Receivable for investments sold	996,623,125
Unrealized appreciation on swap agreements	149,684,435
Dividends and interest receivable	95,678,260
Due from broker-variation margin	2,610,875
Premiums paid for swap agreements	1,324,850
Receivable for fund share sold	13,052
Tax reclaim receivable	12,733
Prepaid expenses	3,129

Total Assets	17,339,833,396

LIABILITIES:
Payable for investments purchased	2,243,233,678
Payable to broker for collateral for securities on loan	1,593,052,644
Premiums received for swap agreements	203,928,217
Unrealized depreciation on swap agreements	99,604,367
Payable for fund share repurchased	68,911,765
Advisory fees payable	7,709,298
Shareholder servicing fees payable	737,065
Accrued expenses and other liabilities	329,541
Affiliated transfer agent fee payable	508

Total Liabilities	4,217,507,083

NET ASSETS	$13,122,326,313

Net assets were comprised of:
Paid-in capital	$12,683,251,000
Retained earnings	439,075,313

Net assets, December 31, 2011	$13,122,326,313

Net asset value and redemption price per share, $13,122,326,313 / 2,143,666,149 outstanding shares of beneficial interest	$6.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$128,112,394
Affiliated dividend income	1,426,708
Affiliated income from securities lending, net	1,298,579

130,837,681

EXPENSES
Advisory fees	32,648,835
Shareholder servicing fees and expenses	5,095,327
Custodian and accounting fees	352,000
Commitment fee on syndicated credit agreement	47,000
Audit fee	36,000
Insurance expenses	26,000
Loan interest expense (Note 7)	18,557
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	8,000
Legal fees and expenses	6,000
Miscellaneous	13,173

Total expenses	38,276,892
Less: shareholder servicing fee waiver	(1,848,514)

Net expenses	36,428,378

NET INVESTMENT INCOME	94,409,303

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	17,246,394
Futures transactions	(6,188,363)
Swap agreement transactions	96,354,580

107,412,611

Net change in unrealized appreciation (depreciation) on:
Investments	112,949,765
Futures	23,627,635
Swap agreements	42,901,490

179,478,890

NET GAIN ON INVESTMENTS	286,891,501

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$381,300,804

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2011	Year ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$94,409,303	$46,495,042
Net realized gain on investment transactions	107,412,611	208,281,287
Net change in unrealized appreciation (depreciation) on investments	179,478,890	(56,392,219)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	381,300,804	198,384,110

DISTRIBUTIONS	(254,677,783)	(356,072,693)

FUND SHARE TRANSACTIONS:
Fund share sold [5,525,078,020 and 592,246,636 shares, respectively]	33,021,042,781	7,159,025,408
Fund share issued in reinvestment of distributions [44,524,088 and 31,455,185 shares, respectively].	254,677,783	356,072,693
Fund share repurchased [3,474,472,438 and 666,608,490 shares, respectively]	(20,853,114,746)	(7,864,791,231)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	12,422,605,818	(349,693,130)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,549,228,839	(507,381,713)
NET ASSETS:
Beginning of year	573,097,474	1,080,479,187

End of year	$13,122,326,313	$573,097,474

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 85.7%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	43,700	$548,435
WPP PLC (United Kingdom)	107,795	1,130,816

		1,679,251

Aerospace & Defense — 0.4%
Embraer SA (Brazil), ADR	21,100	532,142
European Aeronautic Defence and Space Co. (Netherlands)	28,862	902,113
Goodyear Tire & Rubber Co. (The)	4,303	532,281
HEICO Corp.	15,046	879,890
Meggitt PLC (United Kingdom)	72,090	394,977
TransDigm Group, Inc.*	10,500	1,004,640
United Technologies Corp.	61,395	4,487,360

		8,733,403

Agriculture — 0.9%
Altria Group, Inc.	14,900	441,785
Archer-Daniels-Midland Co.	23,750	679,250
British American Tobacco PLC (United Kingdom)	118,045	5,601,418
Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	828,000	1,066
Imperial Tobacco Group PLC (United Kingdom)	73,039	2,761,988
Japan Tobacco, Inc. (Japan)	811	3,814,239
Kernel Holding SA (Ukraine)*	21,250	427,673
KT&G Corp. (South Korea)	6,450	455,755
Lorillard, Inc.	1,000	114,000
Philip Morris International, Inc.	29,820	2,340,274
Reynolds American, Inc.	2,500	103,550
Souza Cruz SA (Brazil)	61,400	754,148

		17,495,146

Apparel — 0.2%
Burberry Group PLC (United Kingdom)	55,110	1,014,184
Coach, Inc.	22,230	1,356,919
Deckers Outdoor Corp.*	8,300	627,231
NIKE, Inc. (Class B Stock)	13,522	1,303,115
VF Corp.(a)	4,964	630,378

		4,931,827

Auto Parts & Equipment — 0.3%
BorgWarner, Inc.*(a)	13,200	841,368
Bridgestone Corp. (Japan)	33,300	754,950
Hankook Tire Co. Ltd. (South Korea)*	15,650	614,724
Johnson Controls, Inc.	103,596	3,238,411
Xinyi Glass Holdings Ltd. (Cayman Islands)	618,000	354,889

		5,804,342

Automobile Manufacturers — 0.8%
China Motor Corp. (Taiwan)	444,000	403,250
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	542,000	929,550
Ford Motor Co.*	81,000	871,560
General Motors Co.*(a)	127,349	2,581,364
General Motors Corp. Escrow Shares*	110,000	44,000
Great Wall Motor Co. Ltd. (China) (Class H Stock)	450,000	657,044
Honda Motor Co. Ltd. (Japan)	77,500	2,364,167

COMMON STOCKS (continued)	Shares	Value (Note 2)

Automobile Manufacturers (continued)
Hyundai Motor Co. (South Korea)	8,050	$1,488,411
Kia Motors Corp. (South Korea)	13,650	790,326
Nissan Motor Co. Ltd. (Japan)	108,400	974,572
PACCAR, Inc.(a)	73,817	2,765,923
Tata Motors Ltd. (India), ADR	21,300	359,970
Tesla Motors, Inc.*(a)	17,400	496,944
Toyota Motor Corp. (Japan)	41,000	1,366,312

		16,093,393

Banks — 0.8%
Australia & New Zealand Banking Group Ltd. (Australia)	45,571	956,902
Banco do Estado do Rio Grande do Sul (Brazil)	58,150	623,509
Capital One Financial Corp.	68,071	2,878,723
City National Corp.(a)	19,700	870,346
Compartamos SAB de CV (Mexico)	369,200	452,415
Cullen/Frost Bankers, Inc.(a)	15,700	830,687
DnB NOR ASA (Norway)	72,743	712,123
Erste Group Bank AG (Austria)	6,751	118,698
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	224,800	680,617
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	3,069,475	1,821,940
Industrial Bank of Korea (South Korea)	37,350	405,273
Krung Thai Bank PCL (Thailand)	1,221,100	576,684
Mitsubishi UFJ Financial Group, Inc. (Japan)	225,000	955,892
Sberbank of Russia (Russia), ADR*	75,000	745,500
Standard Chartered PLC (United Kingdom)	161,504	3,533,966
Turkiye Garanti Bankasi A/S (Turkey), 144A	111,000	345,822
Zions Bancorporation(a)	18,295	297,842

		16,806,939

Beverages — 0.7%
Anheuser-Busch InBev NV (Belgium)	27,755	1,699,282
Carlsberg A/S (Denmark) (Class B Stock)	9,321	657,288
Coca-Cola Co. (The)	78,299	5,478,581
Coca-Cola Enterprises, Inc.	9,000	232,020
Diageo PLC (United Kingdom), ADR	10,900	952,878
Dr. Pepper Snapple Group, Inc.	21,260	839,345
Fortune Brands, Inc.	13,900	712,097
PepsiCo, Inc.	21,650	1,436,478
Pernod-Ricard SA (France)	11,830	1,097,182
United Spirits Ltd. (India)	31,100	288,072

		13,393,223

Biotechnology — 0.5%
Aegerion Pharmaceuticals, Inc.*	29,100	487,134
Alexion Pharmaceuticals, Inc.*	11,000	786,500
Biogen Idec, Inc.*	36,879	4,058,534
Celgene Corp.*	55,964	3,783,166
Dendreon Corp.*	13,880	105,488
Vertex Pharmaceuticals, Inc.*	15,428	512,364

		9,733,186

Building Materials — 0.3%
Armstrong World Industries, Inc.*(a)	22,400	982,688
China Shanshui Cement Group Ltd. (China)	309,000	205,692
Daikin Industries Ltd. (Japan)	24,900	681,944
Fortune Brands Home & Security, Inc.*	38,300	652,249

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Building Materials (continued)
Holcim Ltd. (Switzerland)*	13,100	$700,814
Imerys SA (France)	12,225	563,111
Lafarge SA (France)	15,307	538,068
Martin Marietta Materials, Inc.(a)	6,400	482,624
Masco Corp.	15,929	166,936
Nippon Sheet Glass Co. Ltd. (Japan)	466,000	871,820
U.S. Concrete, Inc.*	15,317	44,419

		5,890,365

Chemicals — 1.3%
Air Products & Chemicals, Inc.	32,685	2,784,435
Albemarle Corp.	30,800	1,586,508
Bayer AG (Germany)	47,178	3,016,364
Dongyue Group (China)	600,000	395,540
E.I. du Pont de Nemours & Co.(a)	84,831	3,883,563
FMC Corp.	16,500	1,419,660
Georgia Gulf Corp.*	31,632	616,508
Kingboard Chemical Holdings Ltd. (Cayman Islands)	158,000	467,901
KP Chemical Corp. (South Korea)*	30,800	378,316
Lanxess AG (Germany)	9,538	493,781
Linde AG (Germany)	5,953	885,650
LyondellBasell Industries NV (Netherlands) (Class A Stock)	4,582	148,869
Monsanto Co.	44,939	3,148,876
PTT Global Chemical PCL (Thailand)*	228,708	442,193
Sasol Ltd. (South Africa)	28,100	1,341,899
Sherwin-Williams Co. (The)	30,000	2,678,100
Shin-Etsu Chemical Co. Ltd. (Japan)	21,300	1,048,811
Solvay SA (Belgium)	9,308	766,903
Symrise AG (Germany)	27,700	739,240
Syngenta AG (Switzerland)*	1,680	491,856

		26,734,973

Coal — 0.1%
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	258,000	1,119,486
Exxaro Resources Ltd. (South Africa)	37,000	770,017
Grande Cache Coal Corp. (Canada)*	52,953	515,106

		2,404,609

Commercial Banks — 0.8%
Banco Bilbao Vizcaya Argentaria SA (Spain)	89,938	777,565
Banco do Brasil SA (Brazil)	52,350	665,163
Bank of America Corp.	345,724	1,922,225
Bank of China Ltd. (China) (Class H Stock)	2,983,000	1,098,470
Barclays PLC (United Kingdom)	306,955	839,226
China Construction Bank Corp. (China) (Class H Stock)	2,865,000	1,999,369
China Merchants Bank Co. Ltd. (China) (Class H Stock)	482,500	975,362
Huntington Bancshares, Inc.	10,373	56,948
Intesa Sanpaolo SpA (Italy)	341,964	572,706
Lloyds Banking Group PLC (United Kingdom)*	1,458,806	586,880
M&T Bank Corp.(a)	22,560	1,722,230
Regions Financial Corp.	52,726	226,722
Sumitomo Mitsui Financial Group, Inc. (Japan)	34,200	952,641
SVB Financial Group*	3,230	154,039

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
U.S. Bancorp	164,707	$4,455,324

		17,004,870

Commercial Services — 0.4%
American Public Education, Inc.*(a)	19,300	835,304
Cielo SA (Brazil)	36,200	935,446
Equifax, Inc.(a)	31,500	1,220,310
Experian PLC (United Kingdom)	91,119	1,238,891
Genpact Ltd. (Bermuda)*	22,765	340,336
ITT Educational Services, Inc.*	1,300	73,957
Moody’s Corp.(a)	20,500	690,440
SGS SA (Switzerland)	458	758,214
Sodexo (France)	19,877	1,427,007
Sotheby’s	13,700	390,861

		7,910,766

Computers — 1.7%
Accenture PLC (Ireland) (Class A Stock)	580	30,873
Apple, Inc.*	51,441	20,833,605
Cognizant Technology Solutions Corp. (Class A Stock)*	37,629	2,419,921
EMC Corp.*	104,543	2,251,857
Fujitsu Ltd. (Japan)	223,000	1,158,893
Hewlett-Packard Co.	600	15,456
IHS, Inc. (Class A Stock)*	12,800	1,102,848
Infosys Ltd. (India), ADR	22,850	1,174,033
International Business Machines Corp.	5,893	1,083,605
Lenovo Group Ltd. (China)	1,218,000	812,355
MICROS Systems, Inc.*	17,200	801,176
NetApp, Inc.*	36,497	1,323,746
SanDisk Corp.*	23,626	1,162,635

		34,171,003

Construction & Engineering — 0.2%
ABB Ltd. (Switzerland)*	136,382	2,567,054
Fluor Corp.	34,661	1,741,715

		4,308,769

Containers & Packaging — 0.1%
Crown Holdings, Inc.*	8,890	298,526
Rock-Tenn Co. (Class A Stock)	25,400	1,465,580
Temple-Inland, Inc.	11,958	379,188

		2,143,294

Cosmetics/Personal Care — 0.5%
Avon Products, Inc.	3,100	54,157
Colgate-Palmolive Co.	12,590	1,163,190
Estee Lauder Cos., Inc. (The) (Class A Stock)	800	89,856
L’Oreal SA (France)	8,411	878,493
Procter & Gamble Co. (The)	130,964	8,736,608

		10,922,304

Distribution/Wholesale — 0.4%
Genuine Parts Co.	23,800	1,456,560
Marubeni Corp. (Japan)	126,000	767,754
Mitsubishi Corp. (Japan)	57,400	1,159,634
Mitsui & Co. Ltd. (Japan)	57,700	897,322
Sumitomo Corp. (Japan)	72,100	976,071
W.W. Grainger, Inc.	10,400	1,946,776

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Distribution/Wholesale (continued)
Watsco, Inc.(a)	12,700	$833,882

		8,037,999

Diversified Financial Services — 1.4%
African Bank Investments Ltd. (South Africa)	202,000	858,291
Air Lease Corp.*(a)	73,200	1,735,572
American Express Co.	29,066	1,371,043
Ameriprise Financial, Inc.	63,767	3,165,394
Blackstone Group LP (The)	55,200	773,352
BS Financial Group, Inc. (South Korea)*	49,450	474,325
Capmark Financial Group, Inc.*	45,588	763,599
Charles Schwab Corp. (The)(a)	93,200	1,049,432
CME Group, Inc.	6,389	1,556,808
Deutsche Boerse AG (Germany)*	20,003	1,048,756
Goldman Sachs Group, Inc. (The)	20,229	1,829,309
Hana Financial Group, Inc. (South Korea)	26,500	817,773
Housing Development Finance Corp. (India)	77,800	955,268
ICAP PLC (United Kingdom)	141,599	762,838
IntercontinentalExchange, Inc.*	5,816	701,119
Invesco Ltd. (Bermuda)	109,823	2,206,344
Lazard Ltd. (Bermuda) (Class A Stock)	23,400	610,974
Man Group PLC (United Kingdom)	199,100	388,664
MasterCard, Inc. (Class A Stock)	10,081	3,758,398
Morgan Stanley	52,502	794,355
ORIX Corp. (Japan)	8,460	699,046
PNC Financial Services Group, Inc.	14,000	807,380
T. Rowe Price Group, Inc.(a)	16,430	935,688
TD Ameritrade Holding Corp.	46,419	726,457

		28,790,185

Diversified Machinery — 0.4%
AGCO Corp.*	35,094	1,507,989
CNH Global NV (Netherlands)*	13,117	472,081
Cummins, Inc.	12,820	1,128,416
Deere & Co.	14,600	1,129,310
FANUC Corp. (Japan)	5,200	795,843
Kubota Corp. (Japan)	111,000	930,168
Mitsubishi Heavy Industries Ltd. (Japan)	111,000	473,015
Wabtec Corp.	14,090	985,596
Zebra Technologies Corp. (Class A Stock)*	13,450	481,241

		7,903,659

Diversified Manufacturing — 0.5%
3M Co.	7,990	653,023
Carlisle Cos., Inc.	67,590	2,994,237
Charter International PLC (United Kingdom)	35,400	519,521
FUJIFILM Holdings Corp. (Japan)	16,100	381,321
General Electric Co.	81,548	1,460,525
Illinois Tool Works, Inc.	33,100	1,546,101
Pall Corp.	31,300	1,788,795
Siemens AG (Germany)	12,916	1,236,018
Textron, Inc.	7,500	138,675

		10,718,216

Electric — 1.1%
AES Corp. (The)*	6,031	71,407
Ameren Corp.	2,010	66,591
American Electric Power Co., Inc.	20,435	844,170
Cia Energetica de Minas Gerais (Brazil), ADR	52,650	936,644
Consolidated Edison, Inc.	2,594	160,906

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric (continued)
Constellation Energy Group, Inc.	1,855	$73,588
Dominion Resources, Inc.	14,469	768,014
DTE Energy Co.	14,977	815,498
Duke Energy Corp.(a)	11,832	260,304
E.ON AG (Germany)	48,199	1,039,898
Edison International	2,889	119,605
Entergy Corp.	1,652	120,679
Exelon Corp.	17,724	768,690
FirstEnergy Corp.	2,769	122,667
GDF Suez (France)	39,898	1,090,592
NextEra Energy, Inc.(a)	60,434	3,679,221
Northeast Utilities	73,332	2,645,086
NRG Energy, Inc.*	2,299	41,658
NV Energy, Inc.	55,130	901,376
PG&E Corp.	45,149	1,861,042
PPL Corp.	47,690	1,403,040
Progress Energy, Inc.	28,203	1,579,932
Public Service Enterprise Group, Inc.	4,618	152,440
Southern Co.(a)	53,160	2,460,776
Wisconsin Energy Corp.	2,050	71,668
Xcel Energy, Inc.	4,080	112,771

		22,168,263

Electronic Components & Equipment — 0.4%
Emerson Electric Co.	52,097	2,427,199
Mitsubishi Electric Corp. (Japan)	130,000	1,246,460
Nidec Corp. (Japan)	10,500	912,628
Schneider Electric SA (France)	38,508	2,027,445
TE Connectivity Ltd. (Switzerland)	59,270	1,826,109

		8,439,841

Electronics — 0.5%
Agilent Technologies, Inc.*	18,210	636,075
E Ink Holdings, Inc. (Taiwan)	251,000	327,438
Hon Hai Precision Industry Co. Ltd. (Taiwan) (Class S Stock), GDR	395,557	2,165,952
Honeywell International, Inc.	33,639	1,828,280
Murata Manufacturing Co. Ltd. (Japan)	9,400	483,006
Omron Corp. (Japan)	19,300	387,906
Premier Farnell PLC (United Kingdom)	162,548	454,383
Tyco International Ltd. (Switzerland)	69,618	3,251,856

		9,534,896

Energy – Alternate Sources
GCL-Poly Energy Holdings Ltd. (Cayman Islands)	906,000	253,138

Environmental Control — 0.1%
Republic Services, Inc.	39,000	1,074,450

Financial – Bank & Trust — 1.4%
BNP Paribas SA (France)	23,540	924,661
Citigroup, Inc.	219,587	5,777,333
Credit Suisse Group AG (Switzerland)*	38,640	907,894
Fifth Third Bancorp	54,800	697,056
HSBC Holdings PLC (United Kingdom), (QMTF)	220,044	1,678,044
HSBC Holdings PLC (United Kingdom), (XHKG)	282,000	2,142,250
Societe Generale SA (France)	21,872	487,035
State Street Corp.	14,496	584,333
SunTrust Banks, Inc.	80,666	1,427,788

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial – Bank & Trust (continued)
Wells Fargo & Co.	456,661	$12,585,577

		27,211,971

Food — 1.1%
BRF - Brasil Foods SA (Brazil), ADR	32,800	641,240
Campbell Soup Co.(a)	45,483	1,511,855
Charoen Pokphand Foods PCL (Thailand), NVDR	798,600	835,303
CJ CheilJedang Corp. (South Korea)*	2,250	565,430
ConAgra Foods, Inc.	3,100	81,840
Diamond Foods, Inc.(a)	12,700	409,829
General Mills, Inc.	33,013	1,334,055
H.J. Heinz Co.	2,300	124,292
Hershey Co. (The)(a)	1,100	67,958
Indofood Sukses Makmur Tbk PT (Indonesia)	676,000	342,939
J.M. Smucker Co. (The)	14,300	1,117,831
Kellogg Co.(a)	1,800	91,026
Kraft Foods, Inc. (Class A Stock)	110,804	4,139,637
Kroger Co. (The)	4,500	108,990
Nestle SA (Switzerland)	76,217	4,381,686
Sara Lee Corp.	4,300	81,356
Sysco Corp.	4,200	123,186
Tesco PLC (United Kingdom)	215,665	1,351,255
Tiger Brands Ltd. (South Africa)	30,150	937,007
Unilever NV (Netherlands), CVA	77,247	2,656,381
Unilever PLC (United Kingdom)	54,452	1,829,104
Whole Foods Market, Inc.	1,200	83,496

		22,815,696

Forest Products & Paper — 0.1%
Abitibi Escrow Shares	99,600	4,482
AbitibiBowater, Inc.*(a)	7,484	108,892
International Paper Co.	7,858	232,597
MeadWestvaco Corp.	45,400	1,359,730
Stora Enso Oyj (Finland) (Class R Stock), 144A	51,861	310,636
UPM-Kymmene Oyj (Finland)	48,856	538,102

		2,554,439

Gas — 0.4%
AGL Resources, Inc.	6,273	265,097
CenterPoint Energy, Inc.	8,862	178,038
Centrica PLC (United Kingdom)	574,109	2,579,354
National Grid PLC (United Kingdom)	78,949	766,293
NiSource, Inc.	2,536	60,382
Perusahaan Gas Negara PT (Indonesia)	1,720,000	602,261
Sempra Energy	37,806	2,079,330
Snam Rete Gas SpA (Italy)	252,667	1,113,808

		7,644,563

Hand/Machine Tools — 0.1%
SMC Corp. (Japan)	6,074	980,110

Healthcare Products — 0.3%
Becton, Dickinson and Co.	17,400	1,300,128
Covidien PLC (Ireland)	53,307	2,399,348
Hengan International Group Co. Ltd. (Cayman Islands)	154,500	1,445,217
Sirona Dental Systems, Inc.*	15,900	700,236
St. Jude Medical, Inc.	2,340	80,262

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Products (continued)
Thoratec Corp.*(a)	26,540	$890,682

		6,815,873

Healthcare Services — 0.7%
Emeritus Corp.*	28,070	491,506
Fresenius Medical Care AG & Co. KGaA (Germany)	9,960	676,762
HealthSpring, Inc.*	8,529	465,172
Humana, Inc.	49,519	4,338,360
Lincare Holdings, Inc.(a)	62,300	1,601,733
National Healthcare Corp.(a)	36,310	1,521,389
UnitedHealth Group, Inc.	105,197	5,331,384

		14,426,306

Holding Companies – Diversified — 0.2%
Hutchison Whampoa Ltd. (Hong Kong)	105,000	879,439
Imperial Holdings Ltd. (South Africa)	33,987	519,959
Jardine Matheson Holdings Ltd. (Bermuda)	16,744	787,805
LVMH Moet Hennessy Louis Vuitton SA (France)	8,943	1,266,245
Wharf Holdings Ltd. (The) (Hong Kong)	117,000	528,764

		3,982,212

Home Builders — 0.1%
D.R. Horton, Inc.(a)	21,523	271,405
Lennar Corp. (Class A Stock)(a)	17,169	337,371
NVR, Inc.*	660	452,760
Ryland Group, Inc. (The)	7,927	124,930
Toll Brothers, Inc.*(a)	54,000	1,102,680

		2,289,146

Home Furnishings — 0.1%
Arcelik A/S (Turkey)	125,500	405,576
Skyworth Digital Holdings Ltd. (Bermuda)	930,000	325,702
Tempur-Pedic International, Inc.*	11,190	587,811

		1,319,089

Household Products/Wares
Clorox Co. (The)(a)	1,000	66,560
Kimberly-Clark Corp.	2,800	205,968
Turk Sise ve Cam Fabrikalari A/S (Turkey)	246,800	371,422

		643,950

Insurance — 2.0%
ACE Ltd. (Switzerland)	49,460	3,468,135
Aflac, Inc.	29,510	1,276,603
Allianz SE (Germany)	8,472	810,413
Allied World Assurance Co. Holdings AG (Switzerland)	9,000	566,370
Allstate Corp. (The)	29,062	796,589
American International Group, Inc.*(a)	65,400	1,517,280
AmTrust Financial Services, Inc.	21,400	508,250
AXA SA (France)	68,010	884,178
AXIS Capital Holdings Ltd. (Bermuda)	15,277	488,253
Berkshire Hathaway, Inc. (Class A Stock)*	16	1,836,080
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	558	548,793
Dongbu Insurance Co. Ltd. (South Korea)	12,200	565,521
Endurance Specialty Holdings Ltd. (Bermuda)	17,100	654,075
Everest Re Group Ltd. (Bermuda)(a)	13,117	1,103,009

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
First American Financial Corp.	9,500	$120,365
Harleysville Group, Inc.	7,854	444,301
Hartford Financial Services Group, Inc. (The)	2,043	33,199
ING Groep NV (Netherlands), CVA*	200,767	1,444,722
Lincoln National Corp.	16,700	324,314
Loews Corp.	107,700	4,054,905
MetLife, Inc.	198,504	6,189,354
Old Republic International Corp.	102,700	952,029
OneBeacon Insurance Group Ltd. (Bermuda) (Class A Stock)	31,425	483,631
PartnerRe Ltd. (Bermuda)	980	62,926
Ping An Insurance (Group) Co. of China Ltd. (China) (Class H Stock)	128,500	847,115
Prudential PLC (United Kingdom)	291,725	2,892,694
RenaissanceRe Holdings Ltd. (Bermuda)	5,715	425,025
Sul America SA (Brazil), UTS	59,200	479,249
Swiss Re Ltd. (Switzerland)*	17,470	890,332
Transatlantic Holdings, Inc.	25,500	1,395,615
Travelers Cos., Inc. (The)	30,900	1,828,353
W.R. Berkley Corp.	32,100	1,103,919
XL Group PLC (Ireland)	32,408	640,706
Zurich Financial Services AG (Switzerland)*	6,150	1,391,329

		41,027,632

Internet Software & Services — 0.8%
Amazon.com, Inc.*	32,231	5,579,186
Expedia, Inc.*(a)	17,500	507,850
F5 Networks, Inc.*	7,000	742,840
Google, Inc. (Class A Stock)*	8,826	5,700,713
HomeAway, Inc.*(a)	22,400	520,800
NetFlix, Inc.*(a)	4,100	284,089
Opentable, Inc.*(a)	11,300	442,169
priceline.com, Inc.*	1,700	795,107
TripAdvisor, Inc.(a)	17,500	441,175
Yahoo Japan Corp. (Japan)	1,771	570,392
Zynga, Inc. (Class A Stock)*	71,640	674,132

		16,258,453

Investment Companies
Cheung Kong Infrastructure Holdings Ltd. (Bermuda)	94,000	550,691

Iron/Steel — 0.1%
Kumba Iron Ore Ltd. (South Africa)	13,250	820,682
Severstal OAO (Russia), GDR	48,300	548,210

		1,368,892

Leisure Time — 0.1%
Carnival Corp. (Panama)	47,260	1,542,567
Harley-Davidson, Inc.	30,400	1,181,648

		2,724,215

Lodging — 0.4%
Accor SA (France)	23,650	599,476
City Developments Ltd. (Singapore)	27,000	185,267
Intercontinental Hotels Group PLC (United Kingdom)	76,890	1,381,565
Las Vegas Sands Corp.*	15,200	649,496
Marriott International, Inc. (Class A Stock)	88,250	2,574,253
Monarch Casino & Resort, Inc.*	35,000	356,650

COMMON STOCKS (continued)	Shares	Value (Note 2)

Lodging (continued)
Sands China Ltd. (Cayman Islands)*	348,800	$985,781
Wyndham Worldwide Corp.	34,600	1,308,918

		8,041,406

Machinery – Construction & Mining — 0.2%
Atlas Copco AB (Sweden) (Class A Stock)	70,880	1,524,290
Caterpillar, Inc.(a)	10,400	942,240
Komatsu Ltd. (Japan)	49,300	1,152,276

		3,618,806

Media — 1.3%
AH Belo Corp. (Class A Stock)	48,770	231,658
Belo Corp. (Class A Stock)	89,720	565,236
British Sky Broadcasting Group PLC (United Kingdom)	46,120	524,644
CBS Corp. (Class B Stock)	249,243	6,764,455
Comcast Corp. (Class A Stock)	87,412	2,072,539
DIRECTV (Class A Stock)*	26,000	1,111,760
Discovery Communications, Inc. (Class A Stock)*	6,040	247,459
DISH Network Corp. (Class A Stock)	3,900	111,072
Entercom Communications Corp. (Class A Stock)*(a)	71,000	436,650
Gannett Co., Inc.	66,000	882,420
News Corp. (Class A Stock)	48,300	861,672
Pearson PLC (United Kingdom)	63,661	1,196,264
Reed Elsevier NV (Netherlands)	66,184	771,526
Sirius XM Radio, Inc.*(a)	559,030	1,017,435
Time Warner Cable, Inc.	11,000	699,270
Time Warner, Inc.	167,061	6,037,585
Walt Disney Co. (The)	29,450	1,104,375
Washington Post Co. (The) (Class B Stock)(a)	1,665	627,389

		25,263,409

Metals & Mining — 0.8%
Alcoa, Inc.	76,310	660,082
Anvil Mining Ltd. (Australia)*	16,800	121,042
Barrick Gold Corp. (Canada)	23,137	1,047,286
BHP Billiton Ltd. (Australia)	73,562	2,589,729
First Quantum Minerals Ltd. (Canada)	49,678	977,712
Freeport-McMoRan Copper & Gold, Inc.	104,909	3,859,603
KGHM Polska Miedz SA (Poland)	20,750	665,049
Mining & Metallurgical Co. Norilsk Nickel OJSC (Russia), ADR	48,650	745,804
Newmont Mining Corp.	14,783	887,128
Rio Tinto Ltd. (Australia)	13,266	818,177
Rio Tinto PLC (United Kingdom)	59,320	2,878,852
Xstrata PLC (United Kingdom)	67,500	1,025,205

		16,275,669

Office Equipment — 0.1%
Canon, Inc. (Japan)	57,900	2,565,142

Oil & Gas — 3.5%
Anadarko Petroleum Corp.	11,771	898,480
Apache Corp.	3,825	346,468
BG Group PLC (United Kingdom)	260,090	5,559,912
BP PLC (United Kingdom)	158,223	1,131,533
Cairn Energy PLC (United Kingdom)*	82,580	340,236
Chevron Corp.	45,389	4,829,390

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas (continued)
CNOOC Ltd. (Hong Kong)	1,606,000	$2,808,112
Concho Resources, Inc.*	17,230	1,615,312
ConocoPhillips	43,329	3,157,384
Devon Energy Corp.	71,406	4,427,172
Dragon Oil PLC (Ireland)	79,100	562,306
Energen Corp.	40,600	2,030,000
Ensco PLC (United Kingdom), ADR	12,500	586,500
EOG Resources, Inc.	11,330	1,116,118
Exxon Mobil Corp.	92,469	7,837,672
Hess Corp.	7,116	404,189
JX Holdings, Inc. (Japan)	188,000	1,135,767
KazMunaiGas Exploration Production (Kazakhstan), GDR	29,700	450,044
Laredo Petroleum Holdings, Inc.	15,800	352,340
Lukoil OAO (Russia), ADR	23,050	1,226,260
Marathon Petroleum Corp.	11,160	371,516
Newfield Exploration Co.*	17,800	671,594
Occidental Petroleum Corp.	66,059	6,189,728
Oil & Natural Gas Corp. Ltd. (India)	138,000	666,807
PetroChina Co. Ltd. (China) (Class H Stock)	1,214,000	1,511,521
Petroleo Brasileiro SA (Brazil), ADR	59,100	1,388,259
Pioneer Natural Resources Co.	3,490	312,285
PTT PCL (Thailand)	104,500	1,053,280
Rosneft Oil Co. (Russia) (Class S Stock), GDR	97,300	649,867
Royal Dutch Shell PLC (United Kingdom)
(Class A Stock)	237,343	8,647,131
SK Holdings Co. Ltd. (South Korea)*	7,050	740,495
S-Oil Corp. (South Korea)	3,900	338,542
Southwestern Energy Co.*	17,083	545,631
Tatneft (Russia), ADR	29,000	858,400
Total SA (France)	44,840	2,292,345
Tullow Oil PLC (United Kingdom)	90,962	1,980,505
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	31,200	659,010

		69,692,111

Oil & Gas Services — 0.7%
Baker Hughes, Inc.	36,758	1,787,909
Cameron International Corp.*	38,885	1,912,753
Dril-Quip, Inc.*	10,300	677,946
Halliburton Co.	16,473	568,483
National Oilwell Varco, Inc.	1,620	110,144
Schlumberger Ltd. (Netherlands)	107,572	7,348,243
Technip SA (France)	10,640	1,000,035

		13,405,513

Pharmaceuticals — 2.5%
Abbott Laboratories	17,230	968,843
Allergan, Inc.	21,720	1,905,713
AmerisourceBergen Corp.	47,900	1,781,401
Bristol-Myers Squibb Co.	32,000	1,127,680
Cardinal Health, Inc.	29,131	1,183,010
Express Scripts, Inc.*(a)	16,766	749,273
GlaxoSmithKline PLC (United Kingdom)	203,644	4,653,717
Johnson & Johnson	65,208	4,276,341
McKesson Corp.	21,100	1,643,901
Mead Johnson Nutrition Co.	1,500	103,095
Merck & Co., Inc.	298,349	11,247,757
Mylan, Inc.*	11,754	252,241

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Novartis AG (Switzerland)	30,600	$1,749,409
Novo Nordisk A/S (Denmark) (Class B Stock)	10,171	1,168,816
Pfizer, Inc.	371,602	8,041,467
Roche Holding AG (Switzerland)	12,568	2,130,125
Sanofi (France)	28,480	2,091,814
Shire PLC (United Kingdom)	33,865	1,179,637
Teva Pharmaceutical Industries Ltd. (Israel), ADR	48,296	1,949,227
Valeant Pharmaceuticals International, Inc. (Canada)*	44,150	2,061,364

		50,264,831

Pipelines — 0.3%
NuStar GP Holdings LLC	43,400	1,443,050
ONEOK, Inc.	27,205	2,358,401
Williams Cos., Inc. (The)	39,408	1,301,252

		5,102,703

Real Estate — 0.9%
Agile Property Holdings Ltd. (Cayman Islands)	130,000	116,499
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	44,900	1,233,852
Brookfield Office Properties, Inc. (Canada)	51,363	805,170
CapitaLand Ltd. (Singapore)	744,000	1,267,677
CapitaMalls Asia Ltd. (Singapore)	237,000	206,476
China Overseas Land & Investment Ltd. (Hong Kong)	1,046,000	1,748,137
China Resources Land Ltd. (Cayman Islands)	448,000	719,883
First Capital Realty, Inc. (Canada)	43,744	742,843
Hang Lung Properties Ltd. (Hong Kong)	457,000	1,300,402
Helical Bar PLC (United Kingdom)	72,290	209,094
Hongkong Land Holdings Ltd. (Bermuda)	136,000	612,000
Mitsubishi Estate Co. Ltd. (Japan)	160,000	2,390,542
Mitsui Fudosan Co. Ltd. (Japan)	74,000	1,078,706
New World Development Ltd. (Hong Kong)	389,000	313,540
Norwegian Property ASA (Norway)	127,532	156,940
Sino Land Co. Ltd. (Hong Kong)	213,400	303,892
Soho China Ltd. (Cayman Islands)	907,500	604,096
Sponda Oyj (Finland)	67,819	273,857
Sun Hung Kai Properties Ltd. (Hong Kong)	236,000	2,958,128
Technopolis PLC (Finland)	30,627	132,790
WP Carey & Co. LLC	13,399	548,555

		17,723,079

Real Estate Investment Trusts — 2.9%
Agree Realty Corp.	34,294	836,088
Alexandria Real Estate Equities, Inc.	17,230	1,188,353
AvalonBay Communities, Inc., REIT	14,970	1,955,082
Boston Properties, Inc.	13,300	1,324,680
Brandywine Realty Trust	40,300	382,850
BRE Properties, Inc.	7,700	388,696
British Land Co. PLC (United Kingdom)	143,828	1,033,055
Camden Property Trust	10,800	672,192
Canadian Real Estate Investment Trust (Canada)	18,600	646,321
CapitaCommercial Trust (Singapore)	833,000	677,549
CFS Retail Property Trust (Australia)	82,008	141,334

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Colonial Properties Trust	21,400	$446,404
Commonwealth Property Office Fund (Australia)	645,454	630,462
Corio NV (Netherlands)	22,358	972,420
Cousins Properties, Inc.	98,756	633,026
CreXus Investment Corp.	100,200	1,040,076
Cubesmart.	122,647	1,304,964
Dexus Property Group (Australia)	749,165	635,983
Duke Realty Corp.	59,600	718,180
DuPont Fabros Technology, Inc.	38,640	935,861
Education Realty Trust, Inc.	6,800	69,564
Equity Residential	12,200	695,766
Eurocommercial Properties NV (Netherlands)	6,210	197,154
Excel Trust, Inc.	81,100	973,200
Frontier Real Estate Investment Corp. (Japan)	40	324,282
General Growth Properties, Inc.	76,000	1,141,520
Glimcher Realty Trust	72,570	667,644
Goodman Group (Australia)	697,170	406,447
HCP, Inc.	39,884	1,652,394
Host Hotels & Resorts, Inc.	75,000	1,107,750
Japan Real Estate Investment Corp. (Japan)	71	553,462
Japan Retail Fund Investment Corp. (Japan)	49	72,574
Kenedix Realty Investment Corp. (Japan)	130	378,329
Kilroy Realty Corp.	12,800	487,296
Kimco Realty Corp.	73,070	1,186,657
Klepierre (France)	16,706	476,542
Land Securities Group PLC (United Kingdom)	81,402	803,376
LaSalle Hotel Properties	20,000	484,200
Link REIT (The) (Hong Kong)	126,500	465,828
London & Stamford Property PLC (United Kingdom)	267,836	449,222
Macerich Co. (The)	34,800	1,760,880
Mack-Cali Realty Corp.	38,160	1,018,490
Mirvac Group (Australia)	369,534	445,991
National Health Investors, Inc.	12,700	558,546
Nieuwe Steen Investments NV (Netherlands)	12,885	157,592
Nippon Building Fund, Inc. (Japan)	29	237,365
Pebblebrook Hotel Trust	19,371	371,536
Post Properties, Inc.	8,000	349,760
ProLogis, Inc.	82,144	2,348,497
Public Storage	9,700	1,304,262
Regency Centers Corp.	36,200	1,361,844
RioCan Real Estate Investment Trust (Canada)	19,955	517,704
Segro PLC (United Kingdom)	46,010	148,979
Senior Housing Properties Trust	26,220	588,377
Simon Property Group, Inc.	33,337	4,298,473
SL Green Realty Corp.	21,960	1,463,414
Stockland (Australia)	244,306	797,104
Sunstone Hotel Investors, Inc.*	47,300	385,495
Tokyu REIT, Inc. (Japan)	118	592,530
UDR, Inc.	25,900	650,090
Unibail-Rodamco (France)	8,707	1,565,265
Vastned Retail NV (Netherlands)	4,297	192,424

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Ventas, Inc.	39,373	$2,170,633
Vornado Realty Trust	8,800	676,368
Weingarten Realty Investors	48,800	1,064,816
Wereldhave NV (Netherlands)	2,433	161,570
Westfield Group (Australia)	305,141	2,437,483
Westfield Retail Trust (Australia)	199,020	506,858

		57,289,129

Retail — 1.1%
99 Cents Only Stores*	24,225	531,739
AutoZone, Inc.*	9,289	3,018,646
Bed Bath & Beyond, Inc.*	17,700	1,026,069
BJ’s Restaurants, Inc.*	9,500	430,540
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	28,315	1,432,179
Costco Wholesale Corp.	3,200	266,624
Darden Restaurants, Inc.(a)	7,980	363,728
Home Depot, Inc. (The)	73,067	3,071,737
Inditex SA (Spain)	17,475	1,431,202
Lowe’s Cos., Inc.(a)	27,038	686,224
Lululemon Athletica, Inc.*	15,900	741,894
McDonald’s Corp.	8,700	872,871
Michael Kors Holdings Ltd. (British Virgin Islands)*	28,100	765,725
Orchard Supply Hardware Stores Corp. (Class A Stock)*	519	1,163
Sally Beauty Holdings, Inc.*(a)	54,100	1,143,133
Sears Holdings Corp.*(a)	8,500	270,130
Vera Bradley, Inc.*(a)	21,800	703,050
Walgreen Co.(a)	49,000	1,619,940
Wal-Mart Stores, Inc.	29,600	1,768,896
Williams-Sonoma, Inc.	16,900	650,650
Yum! Brands, Inc.	20,542	1,212,183

		22,008,323

Retail & Merchandising — 0.6%
Belle International Holdings Ltd. (Cayman Islands)	678,000	1,181,999
CVS Caremark Corp.	33,180	1,353,080
Gap, Inc. (The)(a)	29,800	552,790
Kohl’s Corp.	43,484	2,145,935
Macy’s, Inc.	41,723	1,342,646
Marks & Spencer Group PLC (United Kingdom)	134,484	649,530
PPR (France)	15,728	2,252,382
Target Corp.	19,913	1,019,944
TJX Cos., Inc. (The)	16,390	1,057,974

		11,556,280

Savings & Loan — 0.1%
Capitol Federal Financial, Inc.	36,900	425,826
People’s United Financial, Inc.(a)	78,400	1,007,440
Washington Federal, Inc.	34,700	485,453

		1,918,719

Semiconductors — 1.4%
Altera Corp.	44,768	1,660,893
Analog Devices, Inc.	40,970	1,465,907
Applied Materials, Inc.	6,462	69,208
ASML Holding NV (Netherlands)	18,332	770,506
Avago Technologies Ltd. (Singapore)	31,200	900,432

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (continued)
Broadcom Corp. (Class A Stock)*	39,713	$1,165,973
Freescale Semiconductor Holdings I Ltd. (Bermuda)*	81,654	1,032,923
Hynix Semiconductor, Inc. (South Korea)*	26,800	510,642
Intel Corp.	29,500	715,375
Lam Research Corp.*	62,284	2,305,754
Marvell Technology Group Ltd. (Bermuda)*	9,500	131,575
Micron Technology, Inc.*	13,260	83,405
Netlogic Microsystems, Inc.*	9,955	493,469
Novellus Systems, Inc.*(a)	8,481	350,180
ON Semiconductor Corp.*	3,000	23,160
QUALCOMM, Inc.	69,744	3,814,997
Samsung Electronics Co. Ltd. (South Korea)	2,985	2,741,432
Samsung Electronics Co. Ltd. (South Korea), GDR	7,400	3,398,090
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	262,825	3,393,071
Xilinx, Inc.	101,544	3,255,500

		28,282,492

Shipbuilding
Huntington Ingalls Industries, Inc.*	2,488	77,825
Samsung Heavy Industries Co. Ltd. (South Korea)*	20,400	494,062

		571,887

Software — 0.8%
Adobe Systems, Inc.*	6,480	183,190
Citrix Systems, Inc.*	17,845	1,083,548
Microsoft Corp.	226,117	5,869,997
Nuance Communications, Inc.*(a)	42,300	1,064,268
Oracle Corp.	101,475	2,602,834
RightNow Technologies, Inc.*	10,680	456,356
salesforce.com, Inc.*	7,300	740,658
SAP AG (Germany)	27,480	1,452,867
Taleo Corp. (Class A Stock)*	21,880	846,537
VeriFone Systems, Inc.*	21,400	760,128
VMware, Inc. (Class A Stock)*	7,300	607,287

		15,667,670

Storage
Safestore Holdings PLC (United Kingdom)	85,371	132,580

Telecommunications — 2.2%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	27,000	610,200
Aruba Networks, Inc.*(a)	33,000	611,160
AT&T, Inc.	213,118	6,444,689
CenturyLink, Inc.	27,200	1,011,840
China Mobile Ltd. (Hong Kong)	51,500	503,290
Chunghwa Telecom Co. Ltd. (Taiwan), ADR	21,400	712,192
Cisco Systems, Inc.	402,748	7,281,684
Corning, Inc.	10,240	132,915
Crown Castle International Corp.*	2,400	107,520
Juniper Networks, Inc.*	18,549	378,585
KDDI Corp. (Japan)	167	1,073,990
Koninklijke KPN NV (Netherlands)	88,892	1,063,621
KT Corp. (South Korea)	1,570	48,586
Mobile Telesystems OJSC (Russia), ADR.	49,700	729,596
Motorola Mobility Holdings, Inc.*	12,516	485,621

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
Nippon Telegraph & Telephone Corp. (Japan)	22,100	$1,129,836
NTT DoCoMo, Inc. (Japan)	548	1,007,431
Philippine Long Distance Telephone Co. (Philippines)	4,200	243,448
Philippine Long Distance Telephone Co. (Philippines), ADR	3,768	217,112
Polycom, Inc.*	46,611	759,759
Sprint Nextel Corp.*	248,834	582,271
Telecom Corp of New Zealand Ltd. (New Zealand)	281,597	453,733
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	108,446	1,109,349
Telefonica Brasil SA (Brazil), ADR	36,790	1,005,471
Telephone & Data Systems, Inc. (Special Stock)	30,800	733,348
Tim Participacoes SA (Brazil), ADR	30,963	798,845
Turk Telekomunikasyon A/S (Turkey)	95,900	355,495
Verizon Communications, Inc.(a)	90,238	3,620,349
VimpelCom Ltd. (Bermuda), ADR	66,950	634,016
Vivendi SA (France)	48,327	1,058,297
Vodacom Group Ltd. (South Africa)	59,650	657,642
Vodafone Group PLC (United Kingdom)	2,400,875	6,670,340
Vodafone Group PLC (United Kingdom), ADR	40,200	1,126,806

		43,359,037

Transportation — 0.7%
CSX Corp.	83,239	1,753,014
East Japan Railway Co. (Japan)	22,000	1,400,546
J.B. Hunt Transport Services, Inc.	17,110	771,148
Norfolk Southern Corp.	71,297	5,194,700
Old Dominion Freight Line, Inc.*(a)	26,700	1,082,151
Teekay Corp. (Marshall Islands)	56,600	1,512,918
Union Pacific Corp.	12,617	1,336,645

		13,051,122

Water — 0.1%
Cia de Saneamento Basico do Estado de
Sao Paulo (Brazil)*	22,250	620,650
Suez Environnement Co. (France)	43,455	500,606

		1,121,256

TOTAL COMMON STOCKS (cost $875,709,770)		862,606,712

PREFERRED STOCKS — 0.5%
Automobile Manufacturers — 0.2%
General Motors Co., Series B, CVT, 4.750%	14,000	479,500
Volkswagen AG (Germany), (PRFC)	14,311	2,143,918

		2,623,418

Banks
Ally Financial, Inc., 144A, 7.000%	311	222,958
Itau Unibanco Holding SA (Brazil), ADR (PRFC),	21,150	392,544

		615,502

Beverages — 0.1%
Companhia de Bebidas das Americas
(Brazil), ADR (PRFC),	39,300	1,418,337

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	3,000	$58,020

Financial – Bank & Trust
Wells Fargo & Co., Series L, CVT, 7.500%	286	304,447

Home Builders
M/I Homes, Inc., Series A, 9.750%*	46,640	536,360

Household Products/Wares — 0.1%
Henkel AG & Co. KGaA (Germany), (PRFC),	18,348	1,058,872

Iron/Steel — 0.1%
Vale SA (Brazil), ADR (PRFC),	111,600	2,298,960

Retail
Orchard Supply Hardware Stores Corp.,
Series A*	519	1,163

TOTAL PREFERRED STOCKS (cost $9,862,176)		8,915,079

UNAFFILIATED MUTUAL FUNDS — 0.1%
Cohen & Steers Infrastructure Fund, Inc.	77,872	1,232,714
Nuveen Municipal Value Fund	9,077	88,955

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $1,292,392)		1,321,669

	Units
WARRANTS*
Automobile Manufacturers
General Motors Co., expiring 07/10/16	10,031	117,664
General Motors Co., expiring 07/10/19	10,031	78,442

TOTAL WARRANTS (cost $452,643)		196,106

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
AH Mortgage Advance Trust,
Series SART-1, Class A2, 144A
3.370%	05/10/43	AAA(d)	$1,833	1,825,668
Ally Auto Receivables Trust,
Series 2010-1, Class A3
1.450%	05/15/14	Aaa	333	334,165
Series 2010-3, Class A4
1.550%	08/17/15	Aaa	467	472,729
Series 2011-1, Class A3
1.380%	01/15/15	Aaa	355	357,235
Bank of America Auto Trust,
Series 2010-2, Class A3
1.310%	07/15/14	Aaa	438	438,854
Centex Home Equity,
Series 2004-D, Class AF4
4.680%	06/25/32	A1	584	553,320
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2003-6, Class 1A4
4.500%	11/25/34	Baa2	338	337,416

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Citifinancial Mortgage Securities, Inc.,
Series 2003-3, Class AF4
5.848%		08/25/33	Aa3	$563	$542,769
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC1, Class A2A
0.344%	(c)	12/25/36	Caa1	68	53,300
CNH Equipment Trust,
Series 2010-A, Class A3
1.540%		07/15/14	Aaa	437	437,935
Series 2011-A, Class A3
1.200%		05/16/16	Aaa	500	500,795
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 1A4
5.323%	(c)	02/25/36	Ba1	250	238,540
CPS Auto Trust,
Series 2011-C, Class A, 144A
4.210%		03/15/19	A2	200	199,513
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-CF2, Class 1A2, 144A
5.150%		01/25/43	Aaa	395	385,742
Equity One ABS, Inc.,
Series 2003-2, Class M1
5.050%	(c)	09/25/33	Baa1	397	324,369
First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2005-FF9, Class A3
0.574%	(c)	10/25/35	AAA(d)	989	941,231
Home Equity Asset Trust,
Series 2005-2, Class M2
0.774%	(c)	07/25/35	Baa2	624	595,271
Honda Auto Receivables Owner Trust,
Series 2011-1, Class A4
1.800%		04/17/17	Aaa	845	858,620
HSBC Home Equity Loan Trust,
Series 2005-2, Class A1
0.555%	(c)	01/20/35	Aaa	398	353,227
Series 2006-1, Class A1
0.445%	(c)	01/20/36	Aaa	369	344,433
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.594%	(c)	11/25/35	B3	83	54,955
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Class A3
1.420%		08/15/14	Aaa	431	432,908
Park Place Securities, Inc.,
Series 2005-WHQ3, Class M2
0.744%	(c)	06/25/35	Baa1	200	131,808
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC6, Class M1
0.704%	(c)	11/25/35	B2	550	388,816
Series 2006-NC1, Class A2
0.484%	(c)	01/25/36	Caa1	721	602,072
Residential Asset Securities Corp.,
Series 2005-KS9, Class A3
0.664%	(c)	10/25/35	Aa2	700	665,343
Series 2006-KS1, Class A4
0.594%	(c)	02/25/36	B1	500	361,157
Structured Asset Investment Loan Trust,
Series 2003-BC10, Class A4
1.294%	(c)	10/25/33	AAA(d)	1,000	796,496

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp.,
Series 2002-AL1, Class A2
3.450%	02/25/32	Baa2	$195		$178,210

TOTAL ASSET-BACKED SECURITIES (cost $13,755,255)					13,706,897

BANK LOANS(c) — 0.4%
Advertising
Vertis, Inc.,
Term Loan
11.750%	12/20/15	NR	357		195,393

Auto Parts & Equipment
Autoparts Holdings Ltd.,
Term Loan First Lien
6.500%	08/01/17	B1	33		32,921
6.500%	01/01/40	B1	17		16,850

					49,771

Automobile Manufacturers
Chrysler Group LLC,
New Term Loan B
6.000%	05/30/17	Ba2	701		662,368

Building Materials
Nortek, Inc.,
Term Loan
5.250%	04/26/17	B1	99		96,617
6.250%	01/01/40	B1	—	(r)	70

					96,687

Commercial Services
Cengage Learning Acquisitions, Inc.,
Term Loan
2.550%	07/03/14	B2	123		104,534
Sourcehov LLC,
Term Loan Second Lien
10.500%	04/28/19	Caa2	125		102,500

					207,034

Containers & Packaging
Reynolds Group Holdings,
Tranche Term Loan C
6.500%	08/15/18	Ba3	197		195,914

Diversified Financial Services
Capmark Financial Group - Escrow,
Term Loan
5.250%	01/01/41	NR	3,370		42,125

Electric
Electrical Components International, Inc.,
Synthetic Revolving Loan
1.400%	02/04/16	B1	2		1,728
Term Loan
6.750%	02/04/17	B1	28		26,510
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
3.776%	10/10/17	B2	428		297,483
2017 Term Loan (Extending)
4.772%	10/10/14	B2	1		364
4.776%	10/10/14	B2	428		270,224

					596,309

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

BANK LOANS(c) (continued)
Electronics
NXP BV/NXP Funding LLC,
Tranche Loan A-2
5.500%	03/04/17	B2	$50		$48,071
5.500%	01/01/40	B2	—	(r)	121

					48,192

Energy
MEG Energy Corp.,
Initial Term Loan
4.000%	03/18/18	Ba3	80		79,376

Entertainment — 0.1%
Boyd Gaming Corp.,
Initial Term Loan
3.796%	12/17/15	Ba3	475		451,725
Caesars Entertainment Operating Co., Inc.,
Term Loan B-2
3.294%	01/28/15	B3	175		151,497
3.418%	01/28/15	B3	325		281,943
CCM Merger, Inc.,
Term Loan
7.000%	03/01/17	B3	120		118,698
Six Flags Theme Parks,
Term Loan
4.250%	12/28/18	B1	500		496,975

					1,500,838

Food — 0.1%
SUPERVALU, Inc.,
Term Loan B-2 Advance
3.546%	10/05/15	NR	597		577,728
4.500%	04/30/18	BB(d)	249		243,105

					820,833

Lodging
Rock Ohio Caesars LLC,
Funded Term Loan B
8.500%	08/15/17	Ba3	100		99,750

Media — 0.1%
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.889%	01/29/16	NR	482		355,687
Entercom Radio LLC,
Term Loan B
6.250%	11/15/18	Ba3	150		149,384
High Plains Broadcasting, Inc,
Term Loan
9.000%	09/14/16	B2	100		98,621
Hubbard Radio LLC,
Term Loan Second Lien
8.750%	04/11/18	Caa1	100		99,000
Newport Television LLC,
Term Loan
9.000%	09/14/16	B2	373		368,975

					1,071,667

Real Estate Investment Trusts
iStar Financial, Inc.,
Tranche Loan A-1
5.000%	06/30/13	B1	96		95,388

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Real Estate Investment Trusts (continued)
Realogy Corp.,
Delayed Draw Term Loan B
3.441%	10/10/16	B1	$52	$45,860
3.441%	01/01/41	B1	447	415,131
Tishman Speyer Office,
Term Loan
8.000%	05/04/12	NR	40	39,300

				595,679

Retail
NPC International,
Term Loan B
6.750%	12/28/18	Ba3	49	48,423
6.750%	01/01/40	Ba3	1	1,327
Outback Steakhouse,
Pre-Funded RC Loan
0.364%	06/14/13	B3	30	28,081
Term Loan
2.625%	06/14/14	B3	438	413,041
4.500%	06/14/14	B3	28	25,943

				516,815

Retail & Merchandising — 0.1%
Claire’s Stores, Inc.,
Term Loan B
3.046%	05/29/14	B3	665	574,727
3.178%	05/29/14	B3	139	120,449
J. Crew Group, Inc.,
Term Loan
4.750%	03/04/18	B1	75	69,876
4.750%	03/04/18	B1	25	23,370

				788,422

Technology
Milacron LLC,
Term Loan
7.500%	04/20/17	B1	93	91,236

Telecommunications
Avaya, Inc.,
Term Loan B-1
3.256%	10/26/14	B1	164	156,849
Term Loan B-3
5.006%	10/27/19	B1	330	299,924

				456,773

Transportation
Capsugel Holdings, Inc.,
Term Loan B
5.250%	08/01/18	B1	80	79,813
Pilot Travel Centers LLC,
Initial Tranche Term Loan B
4.250%	03/30/18	Ba2	107	106,762

				186,575

TOTAL BANK LOANS (cost $8,752,385)				8,301,757

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 144A
2.029%	(c)	11/15/15	NR	$172	$155,376
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class AM
4.727%		07/10/43	A1	765	783,095
Series 2006-3, Class A4
5.889%	(c)	07/10/44	A+(d)	610	668,734
Series 2006-5, Class A4
5.414%		09/10/47	Aaa	1,220	1,318,294
Series 2006-5, Class AM
5.448%		09/10/47	Aa3	490	461,275
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%		09/11/42	Aaa	195	211,494
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class AM
4.830%	(c)	05/15/43	Aaa	420	443,048
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class AM
5.399%	(c)	07/15/44	Aaa	800	838,982
Commercial Mortgage Pass-Through Certificates,
Series 2011-THL, Class D, 144A
5.605%		06/09/28	Baa1	100	100,489
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AM
4.730%		07/15/37	Aa1	750	775,049
Credit Suisse Mortgage Capital Certificates,
Series 2006-C2, Class A3
5.851%	(c)	03/15/39	Aaa	400	429,454
CW Capital Cobalt Ltd.,
Series 2006-C1, Class A4
5.223%		08/15/48	AA-(d)	580	616,900
GMAC Commercial Mortgage Securities, Inc.,
Series 2005-C1, Class AM
4.754%		05/10/43	AAA(d)	860	896,892
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB13, Class A4
5.456%	(c)	01/12/43	Aaa	600	639,013
Series 2006-CB16, Class A4
5.552%		05/12/45	Aaa	1,145	1,256,767
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.067%	(c)	06/15/38	Aaa	525	588,800
Series 2006-C6, Class A4
5.372%		09/15/39	Aaa	525	581,944
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AJ
5.503%	(c)	01/12/44	Aa2	210	196,213
Series 2006-C1, Class A4
5.854%	(c)	05/12/39	AAA(d)	600	669,089
Morgan Stanley Capital I,
Series 2004-HQ3, Class A4
4.800%		01/13/41	Aaa	370	387,560
Series 2007-HQ11, Class X, IO, 144A
0.405%	(c)	02/12/44	Aaa	56,015	437,251

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A3
5.719%	(c)	08/15/39	AAA(d)	$725	$784,016
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class AM
5.378%	(c)	10/15/44	Aaa	435	460,243

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,271,837)					13,699,978

CONVERTIBLE BONDS — 0.2%
Building Materials
U.S. Concrete, Inc.,
Sr. Sec’d. Notes, 144A
9.500%		08/31/15	NR	70	64,400

Diversified Financial Services
New Ford Capital Ltd. (British Virgin Islands),
Notes
5.300%	(s)	05/12/16	NR	600	513,000

Electronics
Hon Hai Precision Industry Co. Ltd. (Taiwan),
Notes
0.350%	(s)	10/12/13	A-(d)	600	574,500

Holding Companies – Diversified — 0.1%
Wharf Finance 2014 Ltd. (British Virgin Islands),
Gtd. Notes
2.300%		06/07/14	NR	6,000	727,461

Insurance
QBE Funding Trust (United Kingdom),
Gtd. Notes
2.512%	(s)	05/12/30	A(d)	1,000	607,500

Media — 0.1%
Liberty Media LLC,
Sr. Unsec’d. Notes
3.125%		03/30/23	B1	1,000	1,118,750

Real Estate
Swiss Prime Site AG (Switzerland),
Sr. Unsec’d. Notes
1.875%		01/20/15	NR	245	265,788

TOTAL CONVERTIBLE BONDS (cost $3,830,139)					3,871,399

CORPORATE BONDS — 16.3%
Advertising — 0.1%
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%		04/01/18	Caa2	1,000	737,500
WPP Finance 2010 (United Kingdom),
Gtd. Notes, 144A
4.750%		11/21/21	Baa3	480	476,503

					1,214,003

Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.,
Gtd. Notes
6.750%		04/01/16	Ba3	250	256,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
5.200%	08/15/15	Baa2	$170	$182,786
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.125%	09/15/16	Baa1	1,530	1,532,498

				1,971,534

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.125%	09/11/15	Baa1	550	597,078
4.750%	05/05/21	Baa1	975	1,073,512
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19	Baa2	230	279,965
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
6.375%	05/16/38	A2	675	879,993

				2,830,548

Airlines — 0.2%
American Airlines Pass-Through Trust,
Series 2001-1, Pass-Through Certificates
6.977%	05/23/21	Ca	317	189,944
7.377%	05/23/19	C	299	53,765
Series 2011-1, Class A, Pass-Through Certificates
5.250%	01/31/21	Baa3	64	59,432
Series 2011-2, Class A, Pass-Through Certificates
8.625%	10/15/21	Baa3	70	71,400
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Series RJ3, Pass-Through Certificates
7.875%	07/02/18	Ba3	791	770,753
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates
5.983%	04/19/22	Baa1	177	183,877
Delta Air Lines, Inc.,
Series 2007-1, Class A, Pass-Through Certificates
6.821%	08/10/22	Baa1	643	670,983
Series 2007-1, Class C, Pass-Through Certificates
8.954%	08/10/14	Ba3	351	349,897
Series 2010-2, Class A, Pass-Through Certificates
4.950%	05/23/19	Baa2	119	121,237
Series 2011-1, Class A, Pass-Through Certificates
5.300%	04/15/19	Baa2	61	61,610
Northwest Airlines, Inc.,
Pass-Through Certificates
7.027%	11/01/19	Baa1	137	139,990
UAL 2009-2B Pass-Through Trust,
Pass-Through Certificates, 144A
12.000%	01/15/16	Ba2	342	355,211

				3,028,099

Auto Parts & Equipment
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.750%	08/15/20	B1	250	275,625

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/21	Baa1	$165	$176,314
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.500%	04/15/16	B2	100	96,250

				548,189

Automobile Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	06/15/21	B2	500	455,000
Daimler Finance North America LLC,
Gtd. Notes
7.300%	01/15/12	A3	300	300,559
Gtd. Notes, 144A
1.950%	03/28/14	A3	1,950	1,944,386
2.625%	09/15/16	A3	195	193,860

				2,893,805

Banks — 1.1%
Ally Financial, Inc.,
Gtd. Notes
6.750%	12/01/14	B1	500	502,500
8.000%	11/01/31	B1	285	275,025
American Express Bank FSB,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	550	623,159
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
2.400%	11/23/16	Aaa	317	314,007
Sr. Unsec’d. Notes, 144A
3.250%	03/01/16	Aa2	120	120,866
4.875%	01/12/21	Aa2	160	168,987
Bank of Montreal (Canada),
Covered Bonds, 144A
1.300%	10/31/14	Aaa	250	249,571
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.100%	01/15/15	Aa2	50	52,152
5.450%	05/15/19	Aa2	300	341,996
Sr. Unsec’d. Notes, MTN(a)
1.700%	11/24/14	Aa2	1,085	1,090,884
2.400%	01/17/17	Aa2	219	218,505
BankAmerica Institutional Capital B,
Ltd., Gtd. Notes, 144A
7.700%	12/31/26	Baa3	140	123,900
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13	Aa3	750	726,737
Branch Banking & Trust Co.,
Sub. Notes
0.795%(c)	05/23/17	A2	522	463,861
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
2.350%	12/11/15	Aa2	890	895,403
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.750%	07/15/21	Baa1	1,455	1,497,359

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Comerica, Inc.,
Sr. Unsec’d. Notes
3.000%	09/16/15	A2	$60	$61,292
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes, MTN
5.250%	05/24/41	Aaa	360	352,899
Sr. Unsec’d. Notes, 144A
3.200%	03/11/15	Aaa	500	509,288
Credit Suisse (Switzerland),
Sub. Notes
6.000%	02/15/18	Aa2	1,200	1,183,477
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.250%	01/11/16	Aa3	300	304,092
DnB NOR Boligkreditt (Norway),
Covered Bonds, 144A
2.100%	10/14/15	Aaa	379	375,929
ING Bank NV (Netherlands),
Sr. Notes, 144A
2.000%	10/18/13	Aa3	580	566,492
Sr. Unsec’d. Notes, 144A
4.000%	03/15/16	Aa3	695	671,539
Lloyds TSB Bank PLC (United Kingdom),
Bank Gtd. Notes(a)
6.375%	01/21/21	A1	475	476,014
Manufacturers & Traders Trust Co.,
Sub. Notes
2.081%(c)	04/01/13	A3	250	247,513
6.625%	12/04/17	A3	250	287,984
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
2.750%	09/28/15	Aa2	220	218,542
3.000%	07/27/16	Aa2	600	597,761
National Bank of Canada (Canada),
Covered Bonds, 144A
1.650%	01/30/14	Aaa	250	252,640
Nordea Bank AB (Sweden),
Sub. Notes, 144A
4.875%	05/13/21	Aa3	237	200,314
PNC Bank NA,
Sub. Notes
6.000%	12/07/17	A3	253	281,027
Royal Bank of Canada (Canada),
Sr. Notes, MTN
2.300%	07/20/16	Aa1	295	299,880
Sr. Unsec’d. Notes
1.450%	10/30/14	Aa1	950	954,931
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.875%	03/16/15	A2	1,410	1,348,217
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.450%	09/30/13	Aaa	349	348,387
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A(a)
5.500%	11/18/14	A2	1,625	1,720,212
Svenska Handelsbanken AB (Sweden),
Bank Gtd. Notes
3.125%	07/12/16	Aa2	250	251,438

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, 144A
4.875%		06/10/14	Aa2	$875	$910,447
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
2.450%		11/28/16	Aaa	200	198,280
Sr. Unsec’d. Notes
4.200%		02/27/15	Aa2	710	739,986
4.875%		11/19/19	Aa2	200	212,783

					21,236,276

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
1.500%		07/14/14	Baa1	91	91,650
4.125%		01/15/15	Baa1	1,550	1,671,151
5.375%		01/15/20	Baa1	710	832,691
8.000%		11/15/39	Baa1	160	247,927
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%		09/01/16	Aa3	785	798,464
Constellation Brands, Inc.,
Gtd. Notes
7.250%		09/01/16	Ba2	150	164,812
7.250%		05/15/17	Ba2	400	440,000
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.750%		10/23/17	A3	180	211,218
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.000%		08/25/21	Aa3	94	97,000
3.125%		11/01/20	Aa3	1,575	1,636,891

					6,191,804

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.450%		10/01/20	Baa1	300	293,048
5.150%		11/15/41	Baa1	300	311,005
5.650%		06/15/42	Baa1	180	195,688
5.750%		03/15/40	Baa1	300	326,876
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%		04/01/21	Baa1	855	906,503

					2,033,120

Building Materials
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.579%	(c)	09/30/15	B-(d)	500	374,008
CRH America, Inc.,
Gtd. Notes
6.000%		09/30/16	Baa1	75	80,116

					454,124

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%		11/01/29	Baa3	150	190,367
8.550%		05/15/19	Baa3	221	289,140

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
1.950%	01/15/16	A2	$58	$59,596
6.000%	07/15/18	A2	150	183,342
Huntsman International LLC,
Gtd. Notes
5.500%	06/30/16	B1	250	245,000
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
9.000%	05/15/15	Ba3	250	253,750
Lyondell Chemical Co.,
Sec’d. Notes
11.000%	05/01/18	Ba2	125	136,317
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	Baa1	88	88,915
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	09/30/15	Baa1	200	214,427
PPG Industries, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/13	Baa1	200	210,803
7.400%	08/15/19	Baa1	250	311,761
Praxair, Inc.,
Sr. Unsec’d. Notes
4.375%	03/31/14	A2	275	294,967
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	Baa3	130	146,704

				2,625,089

Coal
Arch Coal, Inc.,
Gtd. Notes
8.750%	08/01/16	B1	250	273,125
Peabody Energy Corp.,
Gtd. Notes, 144A(a)
6.250%	11/15/21	Ba1	250	258,750

				531,875

Commercial Banks — 0.7%
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%	10/14/16	Baa1	320	307,002
5.625%	07/01/20	Baa1	200	184,747
7.375%	05/15/14	Baa1	290	300,689
Sr. Unsec’d. Notes, MTN
5.000%	05/13/21	Baa1	1,775	1,616,732
5.650%	05/01/18	Baa1	2,805	2,672,472
Bank of America NA,
Sub. Notes(a)
6.100%	06/15/17	A3	600	564,544
Bank of Nova Scotia (Canada),
Covered Bonds, 144A
1.650%	10/29/15	Aaa	166	166,224
Sr. Unsec’d. Notes
3.400%	01/22/15	Aa1	120	126,045

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Barclays Bank PLC (United Kingdom),
Covered Bonds, 144A(a)
2.500%		09/21/15	Aaa	$200	$197,293
Sr. Unsec’d. Notes
3.900%		04/07/15	Aa3	340	341,452
5.200%		07/10/14	Aa3	1,800	1,855,476
6.750%		05/22/19	Aa3	200	221,725
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
3.950%		04/29/16	A2	515	553,295
Sub. Notes
4.900%		06/30/17	A3	80	85,146
HSBC Bank PLC (United Kingdom),
Sr. Notes, 144A
4.125%		08/12/20	Aa2	452	446,017
Sr. Unsec’d. Notes, 144A
3.100%		05/24/16	Aa2	196	196,012
4.750%		01/19/21	Aa2	300	311,090
HSBC Bank USA NA,
Sub. Notes
4.625%		04/01/14	A1	200	204,358
HSBC Finance Corp.,
Sr. Unsec’d. Notes(a)
0.822%	(c)	01/15/14	A3	2,150	1,980,567
5.000%		06/30/15	A3	350	355,387
KeyBank NA,
Sub. Notes
5.700%		11/01/17	Baa1	205	220,037
National City Corp.,
Sub. Notes
6.875%		05/15/19	Baa1	100	112,387
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.200%		07/29/15	Aaa	115	117,755
Sr. Unsec’d. Notes
2.500%		07/14/16	Aaa	287	292,706
U.S. Bancorp,
Sr. Unsec’d. Notes
4.125%		05/24/21	Aa3	133	147,771

					13,576,929

Commercial Services — 0.3%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%		02/01/19	B3	370	339,475
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
8.250%		01/15/19	B2	150	148,875
9.625%		03/15/18	B2	500	517,500
Catalent Pharma Solutions, Inc.,
Gtd. Notes, PIK
9.500%		04/15/15	Caa1	615	632,298
Ford Holdings LLC,
Gtd. Notes
9.300%		03/01/30	Ba2	800	996,000
Geo Group, Inc. (The),
Gtd. Notes
7.750%		10/15/17	B1	250	265,625

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services (continued)
Iron Mountain, Inc.,
Gtd. Notes
8.750%	07/15/18	B1	$500	$520,000
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
7.625%	06/15/20	Ba1	450	420,750
RSC Equipment Rental, Inc./RSC Holdings III LLC,
Sr. Unsec’d. Notes
9.500%	12/01/14	Caa1	893	917,558
Service Corp. International,
Sr. Unsec’d. Notes
6.750%	04/01/15	Ba3	500	537,500
7.000%	05/15/19	Ba3	400	421,000
ServiceMaster Co. (The),
Gtd. Notes, PIK, 144A
10.750%	07/15/15	B3	250	258,750

				5,975,331

Computers — 0.2%
Dell, Inc.,
Sr. Unsec’d. Notes(a)
3.100%	04/01/16	A2	183	193,531
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.300%	06/01/21	A2	333	341,468
6.000%	09/15/41	A2	915	1,012,560
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.950%	07/22/16	Aa3	147	151,287
7.625%	10/15/18	Aa3	820	1,100,406
8.000%	10/15/38	Aa3	150	244,062
Stratus Technologies Bermuda Ltd./Stratus Technologies, Inc. (Bermuda),
Sr. Sec’d. Notes
12.000%	03/29/15	B2	390	352,950
Sungard Data Systems, Inc.,
Gtd. Notes
10.250%	08/15/15	Caa1	500	518,125

				3,914,389

Construction & Engineering
Fluor Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/21	A3	153	154,918

Containers & Packaging
Berry Plastics Corp.,
Sec’d. Notes
9.500%	05/15/18	Caa1	112	112,560
9.750%	01/15/21	Caa1	125	124,688
CB Smurfit Stone Escrow,
Notes(i)
8.000%	06/30/30	NR	300	5,625
Graham Packaging Co. LP/GPC Capital Corp. I,
Gtd. Notes
9.875%	10/15/14	Caa1	500	508,125

				750,998

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Distribution/Wholesale — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
6.000%		04/01/20	Baa3	$100	$107,215
6.875%		07/01/13	Baa3	200	215,023
7.500%		01/15/27	Baa3	150	164,036
Intcomex, Inc.,
Sec’d. Notes
13.250%		12/15/14	B3	500	477,500
McJunkin Red Man Corp.,
Sr. Sec’d. Notes
9.500%		12/15/16	B3	350	355,250

					1,319,024

Diversified Financial Services — 2.0%
American Express Co.,
Sr. Unsec’d. Notes
7.000%		03/19/18	A3	320	386,693
American Express Credit Corp.,
Sr. Unsec’d. Notes
5.125%		08/25/14	A2	200	214,864
7.300%		08/20/13	A2	2,000	2,170,518
Sr. Unsec’d. Notes, MTN
2.800%		09/19/16	A2	100	100,490
5.875%		05/02/13	A2	200	210,231
American Honda Finance Corp.,
Sr. Notes, 144A
2.600%		09/20/16	A1	328	329,472
BlackRock, Inc.,
Sr. Unsec’d. Notes
6.250%		09/15/17	A1	240	279,218
Blackstone Holdings Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
5.875%		03/15/21	A(d)	270	263,465
Caisse Centrale Desjardins du Quebec (Canada),
Covered Bonds, 144A
2.550%		03/24/16	Aaa	291	298,809
Capital One Bank USA NA,
Sub. Notes
8.800%		07/15/19	Baa1	650	743,594
Capmark Financial Group, Inc.,
Sr. Sec’d. Notes
7.000%	(c)	09/30/14	NR	111	111,295
9.000%	(c)	09/30/15	NR	232	234,905
Caterpillar Financial Services Corp.,
Notes
2.000%		04/05/13	A2	550	559,610
CME Group, Inc.,
Sr. Unsec’d. Notes
5.750%		02/15/14	Aa3	78	85,021
CNG Holdings, Inc.,
Sr. Sub. Notes, 144A
13.750%		08/15/15	NR	100	103,250
Community Choice Financial, Inc.,
Sr. Sec’d. Notes, 144A
10.750%		05/01/19	B3	135	133,650
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%		01/10/14	Baa1	231	230,042
Sr. Notes, 144A

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
4.500%		08/16/21	Baa1	$105	$107,693
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.000%		05/15/18	Ba1	250	250,648
6.625%		08/15/17	Ba1	400	435,424
FUEL Trust,
Sec’d. Notes, 144A
3.984%		06/15/16	Baa2	353	352,952
4.207%		04/15/16	Baa2	327	329,776
General Electric Capital Corp.,
Sr. Unsec’d. Notes(a)
2.250%		11/09/15	Aa2	375	376,677
4.625%		01/07/21	Aa2	750	778,089
5.500%		01/08/20	Aa2	1,850	2,035,540
Sr. Unsec’d. Notes, MTN
4.375%		09/16/20	Aa2	955	975,900
5.625%		09/15/17	Aa2	1,200	1,328,130
5.875%		01/14/38	Aa2	1,550	1,642,360
6.000%		08/07/19	Aa2	1,850	2,124,962
Goldman Sachs Group, Inc. (The),
Sr. Notes
6.250%		02/01/41	A1	1,355	1,329,294
Sr. Unsec’d. Notes
3.700%		08/01/15	A1	1,485	1,454,861
5.250%		07/27/21	A1	173	168,768
5.375%		03/15/20	A1	180	177,664
5.950%		01/18/18	A1	990	1,013,979
7.500%		02/15/19	A1	1,960	2,164,642
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.340%	(c)	12/21/65	B3	200	117,996
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%	(c)	12/21/65	B3	350	236,250
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.250%		12/15/20	B1	175	176,750
8.625%		09/15/15	B1	750	768,750
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%		11/09/15	Baa2	185	163,725
8.500%		07/15/19	Baa2	580	588,700
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
6.250%		01/14/21	A2	282	269,408
7.300%		08/01/14	A2	315	327,947
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.300%		09/28/15	Aa2	100	102,165
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes(a)
6.400%		08/28/17	Baa1	1,555	1,505,713
Sr. Unsec’d. Notes, MTN
5.000%		01/15/15	Baa1	700	674,337
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%		11/02/15	A2	1,150	1,058,795
4.000%		07/24/15	A2	650	609,539
5.750%		01/25/21	A2	845	788,221

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
6.000%		05/13/14	A2	$100	$100,972
7.300%		05/13/19	A2	950	967,527
Sr. Unsec’d. Notes, MTN
5.625%		09/23/19	A2	1,050	972,383
6.625%		04/01/18	A2	1,385	1,367,609
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%		11/01/18	A1	110	158,263
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
5.000%		03/04/15	Baa2	400	402,788
PNC Funding Corp.,
Bank Gtd. Notes
2.700%		09/19/16	A3	1,095	1,114,683
5.125%		02/08/20	A3	300	338,992
6.700%		06/10/19	A3	160	195,207
RCI Banque SA (France),
Sr. Unsec’d. Notes, 144A
4.600%		04/12/16	Baa2	275	261,768
Springleaf Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.900%		12/15/17	B3	450	324,000
SquareTwo Financial Corp.,
Sec’d. Notes
11.625%		04/01/17	B2	784	756,560
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN(a)
2.000%		09/15/16	Aa3	1,945	1,964,355

					39,815,889

Diversified Machinery
Case New Holland, Inc.,
Gtd. Notes
7.875%		12/01/17	Ba2	75	84,750

Diversified Manufacturing — 0.1%
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%		03/15/18	B1	250	265,000
Colt Defense LLC/Colt Finance Corp.,
Gtd. Notes
8.750%		11/15/17	Caa1	304	208,240
Danaher Corp.,
Sr. Unsec’d. Notes
3.900%		06/23/21	A2	139	153,455
FGI Holding Co., Inc.,
Gtd. Notes, PIK
11.250%		10/01/15	B3	545	540,763
Harland Clarke Holdings Corp.,
Gtd. Notes
6.000%	(c)	05/15/15	Caa1	232	153,700
9.500%		05/15/15	Caa1	163	118,990
J.B. Poindexter & Co., Inc.,
Gtd. Notes
8.750%		03/15/14	B3	350	350,438
RBS Global, Inc./Rexnord LLC,
Gtd. Notes(a)
8.500%		05/01/18	Caa1	250	265,000

					2,055,586

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric — 1.1%
AES Eastern Energy LP,
Series 99-B, Pass-Through Certificates
9.670%	01/02/29	Caa2	$400	$158,000
Alabama Power Co.,
Sr. Unsec’d. Notes
5.875%	12/01/22	A2	160	198,759
6.125%	05/15/38	A2	30	39,945
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21	Baa2	150	164,499
Arizona Public Service Co.,
Sr. Unsec’d. Notes
5.050%	09/01/41	Baa2	107	120,100
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18	Baa1	120	161,019
Commonwealth Edison Co.,
First Mortgage
3.400%	09/01/21	Baa1	1,050	1,087,376
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes(a)
5.850%	04/01/18	A3	1,275	1,555,537
Dominion Resources, Inc.,
Sr. Unsec’d. Notes(a)
4.900%	08/01/41	Baa2	632	682,434
6.000%	11/30/17	Baa2	250	294,929
Duke Energy Carolinas LLC,
First Mortgage
1.750%	12/15/16	A1	395	398,031
3.900%	06/15/21	A1	200	219,490
First Ref. Mortgage
7.000%	11/15/18	A1	100	128,778
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19	Baa2	950	1,077,827
Duke Energy Indiana, Inc.,
First Mortgage
3.750%	07/15/20	A2	90	96,638
Dynegy Holdings, Inc.,
Gtd. Notes(i)
7.625%	10/15/26	D(d)	24	15,360
Sr. Unsec’d. Notes(i)
7.750%	06/01/19	D(d)	676	442,780
Edison Mission Energy,
Sr. Unsec’d. Notes
7.000%	05/15/17	Caa1	750	487,500
7.200%	05/15/19	Caa1	250	156,250
Enel Finance International NV (Netherlands),
Gtd. Notes, 144A
5.125%	10/07/19	A3	250	223,337
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21	A3	1,035	1,077,753
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20	A3	270	277,556
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	Baa3	490	602,591

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Georgia Power Co.,
Sr. Unsec’d. Notes
3.000%	04/15/16	A3	$1,030	$1,092,138
Great Plains Energy, Inc.,
Sr. Unsec’d. Notes
4.850%	06/01/21	Baa3	22	23,061
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
7.000%	03/15/19	Baa2	170	209,099
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41	Baa2	300	322,899
KCP&L Greater Missouri Operations Co.,
Sr. Unsec’d. Notes
11.875%	07/01/12	Baa3	250	262,528
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	Baa2	1,185	1,167,079
Midamerican Energy Holdings Co.,
Sr. Unsec’d. Notes(a)
6.500%	09/15/37	Baa1	355	445,749
Nevada Power Co.,
General Ref. Motgage
5.375%	09/15/40	Baa2	125	146,702
6.500%	08/01/18	Baa2	305	367,797
Nisource Finance Corp.,
Gtd. Notes(a)
5.800%	02/01/42	Baa3	699	731,162
NiSource Finance Corp.,
Gtd. Notes
5.950%	06/15/41	Baa3	200	214,655
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	Ba2	580	600,969
Oglethorpe Power Corp.,
First Mortgage
5.375%	11/01/40	Baa1	375	443,727
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.250%	09/30/40	Baa1	545	618,749
6.375%	01/15/15	Baa1	100	114,268
6.800%	09/01/18	Baa1	160	194,576
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
8.250%	10/15/18	A3	130	171,368
PPL WEM Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.375%	05/01/21	Baa3	695	728,812
Progress Energy, Inc.,
Sr. Unsec’d. Notes
4.400%	01/15/21	Baa2	93	102,513
7.750%	03/01/31	Baa2	150	213,012
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	Baa1	50	51,929
5.320%	09/15/16	Baa1	350	390,382
Public Service Co. of Colorado,
First Mortgage
3.200%	11/15/20	A2	36	37,396

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	Baa1	$135	$150,534
Public Service Electric & Gas Co.,
First Mortgage
2.700%	05/01/15	A2	155	161,584
Southern California Edison Co.,
First Mortgage(a)
5.500%	03/15/40	A1	80	99,954
Sr. Unsec’d. Notes
6.650%	04/01/29	A3	150	197,737
Southern Co.,
Sr. Unsec’d. Notes
1.950%	09/01/16	Baa1	104	104,981
Southern Power Co.,
Sr. Unsec’d. Notes(a)
5.150%	09/15/41	Baa1	570	604,739
Southwestern Public Service Co.,
Sr. Unsec’d. Notes
8.750%	12/01/18	Baa1	230	314,142
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
2.950%	09/15/21	A2	7	7,134
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20	Baa1	1,300	1,465,129

				21,422,993

Electronics — 0.1%
Koninklijke Philips Electronics NV (Netherlands),
Sr. Unsec’d. Notes
7.200%	06/01/26	A3	205	271,678
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes, 144A
9.750%	08/01/18	B2	580	632,200

				903,878

Entertainment — 0.2%
AMC Entertainment, Inc.,
Gtd. Notes(a)
9.750%	12/01/20	Caa1	500	475,000
Chukchansi Economic Development Authority,
Sr. Unsec’d. Notes, 144A
8.000%	11/15/13	Ca	775	499,875
Isle of Capri Casinos, Inc.,
Gtd. Notes(a)
7.000%	03/01/14	Caa1	750	701,250
Peninsula Gaming LLC/Peninsula Gaming Corp.,
Gtd. Notes
10.750%	08/15/17	Caa1	750	785,625
Shingle Springs Tribal Gaming Authority,
Sr. Notes, 144A
9.375%	06/15/15	Caa2	750	423,750
Vail Resorts, Inc.,
Gtd. Notes
6.500%	05/01/19	Ba3	400	408,000
WMG Acquisition Corp,
Gtd. Notes, 144A
11.500%	10/01/18	B3	60	59,550

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Entertainment (continued)
Yonkers Racing Corp.,
Sec’d. Notes, 144A
11.375%	07/15/16	B1	$40	$41,200

				3,394,250

Environmental Control — 0.1%
Waste Management, Inc.,
Gtd. Notes
2.600%	09/01/16	Baa3	1,070	1,086,078
4.600%	03/01/21	Baa3	74	80,189
4.750%	06/30/20	Baa3	100	109,704

				1,275,971

Financial – Bank & Trust — 1.1%
BNP Paribas SA (France),
Bank Gtd. Notes
3.250%	03/11/15	Aa3	1,300	1,228,807
Bank Gtd. Notes, MTN
3.600%	02/23/16	Aa3	45	42,209
CIT Group, Inc.,
Sec’d. Notes
7.000%	05/01/16	B2	250	250,000
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	A3	254	255,625
4.750%	05/19/15	A3	2,400	2,430,622
5.375%	08/09/20	A3	621	638,556
5.875%	05/29/37	A3	1,180	1,178,531
6.000%	08/15/17	A3	1,115	1,168,478
6.125%	11/21/17	A3	1,200	1,280,677
Unsec’d. Notes(a)
8.500%	05/22/19	A3	580	682,710
Countrywide Financial Corp.,
Sub. Notes
6.250%	05/15/16	Baa2	200	188,427
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes
5.300%	08/13/19	Aa1	505	520,812
Sub. Notes
5.400%	01/14/20	Aa2	100	94,316
Credit Suisse USA, Inc.,
Bank Gtd. Notes
5.375%	03/02/16	Aa1	240	253,860
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
5.100%	04/05/21	Aa2	741	787,381
6.100%	01/14/42	Aa2	340	385,378
UBS AG (Switzerland),
Notes
3.875%	01/15/15	Aa3	2,250	2,243,812
Sr. Unsec’d. Notes
5.750%	04/25/18	Aa3	265	274,560
Wachovia Bank NA,
Sub. Notes
5.000%	08/15/15	A1	600	625,059
6.000%	11/15/17	A1	600	662,534
Sub. Notes, MTN
5.600%	03/15/16	A1	1,800	1,927,526

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Wachovia Corp.,
Sr. Unsec’d. Notes
5.750%	02/01/18	A2	$1,400	$1,590,431
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.676%	06/15/16	A2	3,885	4,059,817

				22,770,128

Food — 0.2%
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	B2	250	253,750
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/27/17	A2	190	223,987
Delhaize Group SA (Belgium),
Gtd. Notes
5.700%	10/01/40	Baa3	410	420,894
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1	50	56,688
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	2,840	3,276,937
6.500%	08/11/17	Baa2	150	178,435
7.000%	08/11/37	Baa2	150	200,392
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40	Baa2	23	24,779
6.800%	12/15/18	Baa2	55	67,541
SUPERVALU, Inc.,
Sr. Unsec’d. Notes(a)
8.000%	05/01/16	B2	250	258,125

				4,961,528

Forest Products & Paper — 0.1%
AbitibiBowater, Inc.,
Sr. Sec’d. Notes, 144A
10.250%	10/15/18	B1	403	444,308
Appleton Papers, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	06/15/15	B1	410	404,362
International Paper Co,
Sr. Unsec’d. Notes(a)
6.000%	11/15/41	Baa3	590	640,512
NewPage Corp.,
Sr. Sec’d. Notes(a)(i)
11.375%	12/31/14	NR	700	517,125

				2,006,307

Gas
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21	Baa1	150	150,081
5.875%	03/15/41	Baa1	91	107,655
Atmos Energy Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/14	Baa1	120	131,362

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Gas (continued)
Sempra Energy,
Sr. Unsec’d. Notes
6.000%	10/15/39	Baa1	$150	$185,079
9.800%	02/15/19	Baa1	220	297,120

				871,297

Healthcare Products — 0.1%
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	01/15/17	A3	315	317,448
Biomet, Inc.,
Gtd. Notes, PIK
10.375%	10/15/17	B3	500	541,250
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
10.875%	11/15/14	B3	250	233,125

				1,091,823

Healthcare Services — 0.3%
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3	372	384,090
CIGNA Corp.,
Sr. Unsec’d. Notes
4.375%	12/15/20	Baa2	1,250	1,277,102
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.450%	06/15/21	Baa3	435	483,376
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22	B3	500	511,250
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)	250	258,750
Multiplan, Inc.,
Gtd. Notes, 144A(a)
9.875%	09/01/18	Caa1	240	249,600
Oncology, Inc., Escrow,
Notes*
9.125%	08/15/17	NR	250	—
OnCure Holdings, Inc.,
Sec’d. Notes
11.750%	05/15/17	Caa1	85	67,150
Radiation Therapy Services, Inc.,
Gtd. Notes
9.875%	04/15/17	B3	90	67,275
Roche Holdings, Inc.,
Gtd. Notes, 144A
7.000%	03/01/39	A1	250	354,234
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	Caa1	75	70,500
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
9.250%	02/01/15	Caa1	250	262,812
United Surgical Partners International, Inc.,
Gtd. Notes, PIK
9.250%	05/01/17	Caa1	250	251,250

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Services (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.375%		11/15/21	A3	$124	$128,246
5.700%		10/15/40	A3	600	718,356
WellPoint, Inc.,
Sr. Unsec’d. Notes
5.800%		08/15/40	Baa1	640	759,871

					5,843,862

Holding Companies – Diversified — 0.1%
Hutchison Whampoa International 03/13 Ltd. (Cayman Islands),
Gtd. Notes, 144A
6.500%		02/13/13	A3	1,000	1,045,097
Hutchison Whampoa International 10 Ltd. (Cayman Islands),
Gtd. Notes, 144A
6.000%	(c)	12/29/49	Baa2	650	648,375

					1,693,472

Home Builders
K Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes
10.625%		10/15/16	B3	165	131,588
Lennar Corp.,
Gtd. Notes
12.250%		06/01/17	B3	125	148,750

					280,338

Home Furnishings
Sealy Mattress Co.,
Gtd. Notes
8.250%		06/15/14	Caa1	500	495,000
Simmons Bedding Co.,
Gtd. Notes, 144A
11.250%		07/15/15	B2	250	258,125

					753,125

Household Products/Wares — 0.1%
ACCO Brands Corp.,
Sr. Sec’d. Notes
10.625%		03/15/15	B1	500	556,250
American Standard Americas,
Sr. Sec’d. Notes, 144A
10.750%		01/15/16	Caa1	260	154,700
Jarden Corp.,
Gtd. Notes
7.500%		05/01/17	B2	500	530,000
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
4.700%		08/15/20	Baa3	73	77,109
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
9.000%		04/15/19	Caa1	750	712,500
Spectrum Brands Holdings, Inc.,
Sr. Sec’d. Notes
9.500%		06/15/18	B1	250	273,438

					2,303,997

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance — 0.6%
ACE INA Holdings, Inc.,
Gtd. Notes
5.600%		05/15/15	A3	$170	$189,643
Aflac, Inc.,
Sr. Unsec’d. Notes
8.500%		05/15/19	A3	110	134,810
AIG Sunamerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%		03/15/32	A2	65	68,845
Allstate Corp. (The),
Sr. Unsec’d. Notes
7.450%		05/16/19	A3	150	182,375
Allstate Life Global Funding Trusts,
Sr. Sec’d. Notes, MTN
5.375%		04/30/13	A1	150	158,390
American International Group, Inc.,
Sr. Unsec’d. Notes
6.400%		12/15/20	Baa1	1,480	1,493,660
Aon Corp.,
Sr. Unsec’d. Notes
3.125%		05/27/16	Baa2	125	126,419
3.500%		09/30/15	Baa2	34	34,889
6.250%		09/30/40	Baa2	33	40,630
ASIF Global Financing XIX,
Sr. Sec’d. Notes, 144A
4.900%		01/17/13	A2	186	187,553
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.450%		12/15/15	Aa2	133	137,888
5.400%		05/15/18	Aa2	700	816,353
Catlin Insurance Co. Ltd. (Bermuda),
Jr. Sub. Notes, 144A
7.249%	(c)	07/29/49	BBB+(d)	375	318,750
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%		08/15/21	Baa3	400	408,171
5.850%		12/15/14	Baa3	100	105,371
5.875%		08/15/20	Baa3	125	128,406
Genworth Financial, Inc.,
Sr. Unsec’d. Notes
7.700%		06/15/20	Baa3	100	95,050
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.625%		03/30/40	Baa3	368	365,209
Jackson National Life Global Funding,
Sr. Sec’d. Notes, 144A
5.375%		05/08/13	A1	190	198,845
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
10.750%	(c)	06/15/58	Baa3	630	790,650
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%		06/24/21	Baa2	30	30,563
MetLife Institutional Funding II,
Sec’d. Notes, 144A
1.481%	(c)	04/04/14	Aa3	153	152,661
MetLife, Inc.,
Sr. Unsec’d. Notes
4.750%		02/08/21	A3	860	930,342

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
6.750%		06/01/16	A3	$820	$944,671
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
3.650%		06/14/18	Aa3	120	122,265
Sr. Sec’d. Notes, 144A
2.000%		01/10/14	Aa3	200	201,180
2.500%		01/11/13	Aa3	300	303,634
5.125%		06/10/14	Aa3	1,600	1,722,765
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
6.600%		04/15/34	A3	85	77,929
9.375%		08/15/39	A3	300	362,536
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
3.000%		05/04/15	Aaa	200	209,463
Pacific Life Global Funding,
Sr. Sec’d. Notes, 144A
5.000%		05/15/17	A1	200	212,156
Principal Life Income Funding Trusts,
Sr. Sec’d. Notes, MTN
5.300%		12/14/12	Aa3	160	166,527
Travelers Property Casualty Corp.,
Gtd. Notes
7.750%		04/15/26	A2	190	251,583
USI Holdings Corp.,
Gtd. Notes, 144A
4.378%	(c)	11/15/14	B3	250	228,125

					11,898,307

Internet Software & Services
eBay, Inc.,
Sr. Unsec’d. Notes
3.250%		10/15/20	A2	285	287,690

Leisure Time
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.750%		12/01/16	B2	250	272,500
Royal Caribbean Cruises Ltd. (Liberia),
Sr. Unsec’d. Notes, 144A
5.625%		01/27/14	Ba2	EUR 195	246,069

					518,569

Lodging — 0.2%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.250%		06/01/17	B3	250	265,312
CityCenter Holdings LLC/CityCenter Finance Corp.,
Sec’d. Notes, PIK, 144A
10.750%		01/15/17	Caa2	499	515,062
Sr. Sec’d. Notes, 144A
7.625%		01/15/16	B2	500	512,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%		07/01/19	B3	250	236,250
Mandalay Resort Group,
Gtd. Notes
7.625%		07/15/13	Caa1	150	150,000

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Lodging (continued)
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes(a)
9.875%	08/15/18	B2	$250	$228,125
MCE Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes
10.250%	05/15/18	B1	85	91,588
MGM Resorts International,
Gtd. Notes
5.875%	02/27/14	B-(d)	500	485,000
7.500%	06/01/16	B3	250	239,375
10.000%	11/01/16	Caa1	250	261,875
Sr. Unsec’d. Notes(a)
11.375%	03/01/18	B3	500	550,000
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.,
Sec’d. Notes, 144A
8.625%	04/15/16	B3	115	117,875

				3,652,962

Machinery – Construction & Mining
Caterpillar, Inc.,
Sr. Unsec’d. Notes
5.200%	05/27/41	A2	750	898,346

Media — 0.9%
CBS Corp.,
Gtd. Notes
5.750%	04/15/20	Baa2	34	38,226
7.875%	07/30/30	Baa2	80	101,776
8.875%	05/15/19	Baa2	50	64,220
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	250	265,000
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	12/15/17	B2	500	540,000
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	160	227,984
Comcast Cable Communications LLC,
Gtd. Notes
8.875%	05/01/17	Baa1	200	258,123
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22	Baa1	315	456,155
Comcast Corp.,
Gtd. Notes
6.300%	11/15/17	Baa1	600	709,679
6.400%	03/01/40	Baa1	860	1,069,033
6.450%	03/15/37	Baa1	275	333,367
COX Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27	Baa2	125	149,058
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.000%	03/01/21	Baa2	1,546	1,654,559
6.000%	08/15/40	Baa2	200	218,175
Discovery Communications LLC,
Gtd. Notes
4.375%	06/15/21	Baa2	159	167,839

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
DISH DBS Corp.,
Gtd. Notes(a)
7.875%	09/01/19	Ba2	$900	$1,017,000
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
3.650%	04/30/15	Baa2	2,650	2,796,993
5.950%	04/01/41	Baa2	90	105,787
News America, Inc.,
Gtd. Notes
6.650%	11/15/37	Baa1	545	617,448
7.250%	05/18/18	Baa1	300	361,403
7.430%	10/01/26	Baa1	100	116,068
7.625%	11/30/28	Baa1	100	120,778
7.700%	10/30/25	Baa1	100	122,486
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
7.750%	03/15/16	B1	500	514,375
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
8.750%	04/01/15	B2	750	821,250
TCI Communications, Inc.,
Sr. Unsec’d. Notes
8.750%	08/01/15	Baa1	150	182,222
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.950%	09/30/21	Baa1	142	146,957
Time Warner Cable, Inc.,
Gtd. Notes
4.000%	09/01/21	Baa2	300	303,518
5.875%	11/15/40	Baa2	605	654,768
8.250%	04/01/19	Baa2	300	376,804
8.750%	02/14/19	Baa2	300	383,079
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	07/15/33	Baa2	257	336,855
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21	Baa2	210	227,740
6.200%	03/15/40	Baa2	700	824,534
6.250%	03/29/41	Baa2	44	52,754
7.625%	04/15/31	Baa2	300	387,264
Viacom, Inc.,
Sr. Unsec’d. Notes
3.875%	12/15/21	Baa1	134	136,796
6.250%	04/30/16	Baa1	600	696,473

				17,556,546

Metals & Mining — 0.4%
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
9.375%	04/08/14	Baa1	500	570,770
Barrick North America Finance LLC,
Gtd. Notes(a)
5.700%	05/30/41	Baa1	595	704,867
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
3.250%	11/21/21	A1	460	473,616
5.500%	04/01/14	A1	70	76,945

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Noranda Aluminum Acquisition Corp.,
Gtd. Notes, PIK
4.659%	05/15/15	B2	$87	$80,885
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes(a)
2.250%	09/20/16	A-(d)	385	392,122
2.500%	05/20/16	A3	1,250	1,275,109
3.500%	11/02/20	A3	58	59,282
3.750%	09/20/21	A3	100	104,786
4.125%	05/20/21	A3	150	161,248
8.950%	05/01/14	A3	185	216,360
Teck Resources Ltd. (Canada),
Gtd. Notes
6.250%	07/15/41	Baa2	470	542,950
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.625%	09/15/20	Baa2	1,100	1,137,514
6.875%	11/21/36	Baa2	350	398,493
Xstrata Canada Financial Corp. (Canada),
Gtd. Notes, 144A
6.000%	11/15/41	Baa2	400	410,445
Xstrata Finance Canada Ltd. (Canada),
Gtd. Notes, 144A
5.800%	11/15/16	Baa2	650	709,071

				7,314,463

Multi-National — 0.7%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes(a)
3.750%	01/15/16	A1	288	292,438
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
6.000%	08/14/13	Aaa	AUD 1,732	1,797,343
Inter-American Development Bank,
Sr. Unsec’d. Notes
2.375%	08/15/17	Aaa	6,000	6,323,400
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes
1.125%	08/25/14	Aaa	5,500	5,589,534

				14,002,715

Office Equipment — 0.1%
Pitney Bowes, Inc.,
Sr. Unsec’d. Notes
6.250%	03/15/19	A2	55	59,547
Sr. Unsec’d. Notes, MTN
4.875%	08/15/14	A2	195	207,346
Xerox Corp.,
Sr. Unsec’d. Notes(a)
4.500%	05/15/21	Baa2	1,156	1,171,564
6.750%	02/01/17	Baa2	200	229,097

				1,667,554

Oil & Gas — 1.0%
Alberta Energy Co. Ltd. (Canada),
Sr. Unsec’d. Notes
7.375%	11/01/31	Baa2	350	437,715

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16	Ba1	$1,125	$1,275,244
6.375%	09/15/17	Ba1	1,265	1,466,304
8.700%	03/15/19	Ba1	350	446,845
Apache Corp.,
Sr. Unsec’d. Notes
5.250%	02/01/42	A3	360	430,185
6.900%	09/15/18	A3	150	190,746
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.248%	11/01/16	A2	790	795,038
3.875%	03/10/15	A2	320	341,698
4.742%	03/11/21	A2	100	113,265
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
1.450%	11/14/14	Baa1	765	769,456
3.450%	11/15/21	Baa1	1,010	1,052,659
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)
6.750%	11/15/39	Baa2	300	397,021
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A
11.500%	07/01/17	Ba2	80	88,400
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	A1	855	1,182,693
Sr. Unsec’d. Notes
6.650%	07/15/18	A1	250	311,760
Devon Energy Corp.,
Sr. Unsec’d. Notes
2.400%	07/15/16	Baa1	1,485	1,520,489
5.600%	07/15/41	Baa1	200	240,466
6.300%	01/15/19	Baa1	160	195,706
Encana Corp. (Canada),
Sr. Unsec’d. Notes
6.625%	08/15/37	Baa2	558	673,962
ENI SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40	A1	250	262,216
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.100%	02/01/21	A3	200	217,809
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.750%	02/15/17	A2	1,295	1,311,641
Petro-Canada (Canada),
Sr. Unsec’d. Notes
6.050%	05/15/18	Baa2	186	218,954
7.875%	06/15/26	Baa2	130	170,936
Shell International Finance BV (Netherlands),
Gtd. Notes(a)
4.375%	03/25/20	Aa1	805	939,809
Statoil ASA (Norway),
Gtd. Notes
3.150%	01/23/22	Aa2	77	79,191
4.250%	11/23/41	Aa2	61	63,708

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.100%	06/01/18	Baa2	$1,950	$2,308,340
6.500%	06/15/38	Baa2	250	314,864
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
7.750%	06/01/19	Baa2	145	178,794
Tosco Corp.,
Sr. Unsec’d. Notes
8.125%	02/15/30	A1	150	219,636
Total Capital SA (France),
Gtd. Notes(a)
4.125%	01/28/21	Aa1	756	834,242
Transocean, Inc. (Cayman Islands),
Gtd. Notes
1.500%	12/15/37	Baa3	352	347,600
6.375%	12/15/21	Baa3	620	658,987
6.500%	11/15/20	Baa3	205	211,763
Valero Energy Corp.,
Gtd. Notes
6.625%	06/15/37	Baa2	272	291,648

				20,559,790

Oil & Gas Services — 0.1%
Global Geophysical Services, Inc.,
Gtd. Notes
10.500%	05/01/17	B3	75	70,500
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21	A2	130	186,984
Helix Energy Solutions Group, Inc.,
Gtd. Notes, 144A
9.500%	01/15/16	B3	250	260,000
Pioneer Drilling Co.,
Gtd. Notes
9.875%	03/15/18	B3	500	522,500
Schlumberger Investment SA (Luxembourg),
Gtd. Notes, 144A
3.300%	09/14/21	A1	550	565,035

				1,605,019

Pharmaceuticals — 0.4%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.300%	05/27/40	A1	615	736,488
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2	410	421,033
Aristotle Holding, Inc.,
Gtd. Notes, 144A
2.750%	11/21/14	Baa3	630	637,638
4.750%	11/15/21	Baa3	495	512,212
Elan Finance PLC/Elan Finance Corp. (Ireland),
Gtd. Notes
8.750%	10/15/16	B2	200	213,500
Express Scripts, Inc.,
Gtd. Notes
3.125%	05/15/16	Baa3	690	693,825

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/15	Baa3	$55	$55,311
Mylan, Inc.,
Gtd. Notes, 144A
7.625%	07/15/17	Ba3	400	436,500
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39	A1	800	1,181,024
Sanofi (France),
Sr. Unsec’d. Notes
1.200%	09/30/14	A2	690	695,356
Teva Pharmaceutical Finance Co. BV (Netherlands),
Gtd. Notes
2.400%	11/10/16	A3	430	437,348
3.650%	11/10/21	A3	300	305,140
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC (Netherlands),
Gtd. Notes
3.000%	06/15/15	A3	1,000	1,041,361
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16	B1	200	199,750
7.250%	07/15/22	B1	625	606,250
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
6.125%	08/15/19	Baa3	440	517,462
Wyeth,
Gtd. Notes
5.500%	02/01/14	A1	200	219,252

				8,909,450

Pipelines — 0.4%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21	Baa2	86	91,084
6.125%	11/01/17	Baa2	235	269,398
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.350%	03/15/20	Baa2	890	952,466
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.050%	06/01/41	Baa3	250	245,137
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	06/01/15	Baa3	1,200	1,258,051
5.700%	02/15/42	Baa3	160	174,318
7.550%	04/15/38	Baa3	395	507,196
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
6.375%	03/01/41	Baa2	405	456,534
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	Baa2	135	152,481
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16	Baa2	870	895,528
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
6.650%	01/15/37	Baa3	280	333,636

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.900%	04/15/15	Ba1	$1,000	$988,192
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18	Baa2	380	430,891
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
7.125%	01/15/19	A3	250	319,062

				7,073,974

Real Estate
Kennedy Wilson, Inc.,
Gtd. Notes, 144A
8.750%	04/01/19	B1	42	40,950
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A
6.750%	09/02/19	A2	270	301,143

				342,093

Real Estate Investment Trusts — 0.2%
CommonWealth REIT,
Sr. Unsec’d. Notes
5.875%	09/15/20	Baa2	120	120,816
6.650%	01/15/18	Baa2	185	197,813
Duke Realty LP,
Sr. Unsec’d. Notes
6.750%	03/15/20	Baa2	610	669,277
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21	Baa1	251	255,958
5.250%	09/15/14	Baa1	170	180,914
HCP, Inc.,
Sr. Unsec’d. Notes
5.375%	02/01/21	Baa2	469	491,693
Host Hotels & Resorts LP,
Gtd. Notes
6.750%	06/01/16	Ba1	250	256,875
Rouse Co. LP (The),
Sr. Unsec’d. Notes
7.200%	09/15/12	BB+(d)	157	159,551
Simon Property Group LP,
Sr. Unsec’d. Notes
4.125%	12/01/21	A3	984	1,028,938
6.125%	05/30/18	A3	455	522,342

				3,884,177

Retail — 0.3%
CKE Holdings, Inc.,
Sr. Notes, PIK, 144A
10.500%	03/14/16	Caa1	22	20,721
CKE Restaurants, Inc.,
Sec’d. Notes(a)
11.375%	07/15/18	B2	250	272,500
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.400%	04/01/21	A3	650	732,846

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retail (continued)
Landry’s Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	06/01/14	Caa1	$30	$29,400
Landry’s Restaurants, Inc.,
Sec’d. Notes
11.625%	12/01/15	B3	200	210,500
Lowe’s Cos, Inc.,
Sr. Unsec’d. Notes
3.800%	11/15/21	A3	71	74,544
5.125%	11/15/41	A3	49	54,292
Michaels Stores, Inc.,
Gtd. Notes
7.750%	11/01/18	Caa1	250	252,500
13.000%	11/01/16	Caa2	900	960,660
NBC Acquisition Corp.,
Sr. Disc. Notes(i)
11.000%	03/15/13	NR	875	8,750
Nebraska Book Co., Inc.,
Gtd. Notes(i)
8.625%	03/15/12	NR	500	65,000
Real Mex Restaurants, Inc.,
Sec’d. Notes(i)
14.000%	01/01/13	D(d)	500	285,000
Rite Aid Corp.,
Gtd. Notes(a)
9.500%	06/15/17	Caa3	1,000	912,500
Sec’d. Notes
7.500%	03/01/17	Caa2	250	249,688
Staples, Inc.,
Gtd. Notes
9.750%	01/15/14	Baa2	90	102,912
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes(a)
5.000%	10/25/40	Aa2	1,610	1,894,867

				6,126,680

Retail & Merchandising — 0.1%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%	05/15/41	Baa2	785	934,724
6.125%	09/15/39	Baa2	190	231,208
CVS Pass-Through Trust,
Pass-Through Certificates
6.943%	01/10/30	Baa2	251	278,418
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21	Baa3	249	237,496
Target Corp.,
Sr. Unsec’d. Notes
1.125%	07/18/14	A2	880	886,464
7.000%	01/15/38	A2	100	139,781

				2,708,091

Savings & Loan
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.650%	02/25/15	A2	600	594,993

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Semiconductors — 0.1%
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	04/15/18	Ba3	$745	$796,219
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21	A1	163	171,709
4.800%	10/01/41	A1	150	168,106
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.600%	06/15/17	Baa1	440	540,439

				1,676,473

Software — 0.2%
First Data Corp.,
Gtd. Notes
9.875%	09/24/15	Caa1	8	7,480
Gtd. Notes, 144A
12.625%	01/15/21	Caa1	454	394,980
Sec’d. Notes, 144A
8.250%	01/15/21	Caa1	35	31,325
Sec’d. Notes, PIK, 144A
8.750%	01/15/22	Caa1	230	197,800
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17	Baa1	200	224,352
Lawson Software, Inc.,
Sr. Notes, 144A
11.500%	07/15/18	Caa1	20	19,400
Microsoft Corp.,
Sr. Unsec’d. Notes
5.300%	02/08/41	Aaa	440	557,033
Oracle Corp.,
Sr. Unsec’d. Notes
3.875%	07/15/20	A1	455	501,211
6.125%	07/08/39	A1	620	814,332
6.500%	04/15/38	A1	200	270,257

				3,018,170

Telecommunications — 1.3%
America Movil SAB de CV (Mexico),
Gtd. Notes(a)
5.000%	03/30/20	A2	1,365	1,508,014
AT&T Corp.,
Gtd. Notes
8.000%	11/15/31	A2	9	12,713
AT&T, Inc.,
Sr. Unsec’d. Notes
5.350%	09/01/40	A2	273	307,098
5.600%	05/15/18	A2	200	232,391
6.300%	01/15/38	A2	2,390	2,934,291
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	750	675,000
BellSouth Corp.,
Sr. Unsec’d. Notes
6.550%	06/15/34	A2	100	119,037
6.875%	10/15/31	A2	80	99,696

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
BellSouth Telecommunications, Inc.,
Sr. Unsec’d. Notes
7.000%	10/01/25	A2	$680	$842,990
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	Baa2	100	140,930
CenturyLink, Inc.,
Sr. Unsec’d. Notes(a)
6.450%	06/15/21	Baa3	400	400,737
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20	B1	500	498,750
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/40	A1	1,010	1,235,800
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A(a)
12.000%	12/01/15	B3	400	383,000
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.214%	08/15/15	A2	200	202,235
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.750%	06/15/30	Baa1	300	418,473
France Telecom SA (France),
Sr. Unsec’d. Notes
2.750%	09/14/16	A3	87	87,234
4.125%	09/14/21	A3	860	866,943
8.500%	03/01/31	A3	80	114,074
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.625%	03/15/15	Ba2	300	297,000
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19	B2	500	530,625
Goodman Networks, Inc.,
Sr. Sec’d. Notes, 144A
12.125%	07/01/18	B2	250	238,750
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20	B3	250	253,750
11.250%	06/15/16	Caa2	250	262,656
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	1,030	993,735
Level 3 Financing, Inc.,
Gtd. Notes
10.000%	02/01/18	B3	750	795,000
Gtd. Notes, 144A
8.125%	07/01/19	B3	500	492,500
MetroPCS Wireless, Inc.,
Gtd. Notes(a)
7.875%	09/01/18	B2	250	253,438
PAETEC Holding Corp.,
Gtd. Notes
9.500%	07/15/15	B+(d)	126	131,985
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)	250	270,000

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Qwest Communications International, Inc.,
Gtd. Notes
7.500%		02/15/14	Baa3	$250	$250,944
Sprint Capital Corp.,
Gtd. Notes
8.750%		03/15/32	B3	500	404,375
Telecom Italia Capital SA (Luxembourg),
Gtd. Notes
4.950%		09/30/14	Baa2	380	352,718
6.999%		06/04/18	Baa2	80	74,792
Telefonica Emisiones SAU (Spain),
Gtd. Notes
0.861%	(c)	02/04/13	Baa1	500	480,770
5.462%		02/16/21	Baa1	545	520,075
6.221%		07/03/17	Baa1	380	389,447
6.421%		06/20/16	Baa1	150	156,974
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.250%		11/03/14	A3	1,000	1,004,946
2.000%		11/01/16	A3	625	626,771
6.100%		04/15/18	A3	1,535	1,844,095
6.900%		04/15/38	A3	1,015	1,356,643
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%		12/01/30	A3	200	278,543
Verizon Pennsylvania, Inc.,
Sr. Unsec’d. Notes
8.350%		12/15/30	A-(d)	500	624,411
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
5.375%		01/30/15	A3	1,500	1,662,501
Windstream Corp.,
Gtd. Notes
7.750%		10/01/21	Ba3	500	512,500

					26,139,350

Toys/Games/Hobbies
Mattel, Inc.,
Sr. Unsec’d. Notes
5.450%		11/01/41	Baa1	315	318,726
Transportation — 0.2%
ACL I Corp.,
Sr. Unsec’d. Notes, PIK, 144A(a)
10.625%		02/15/16	Caa1	53	42,803
Boa Deep C A/S (Norway),
Sr. Sec’d. Notes
8.180%	(c)	04/27/16	NR	NOK 2,422	372,543
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.400%		06/01/41	A3	115	132,942
5.750%		03/15/18	A3	600	701,036
5.750%		05/01/40	A3	1,200	1,435,694
CMA CGM SA (France),
Sr. Unsec’d. Notes, 144A
8.500%		04/15/17	Caa1	150	66,375
8.875%		04/15/19	Caa1	EUR 100	49,593
Commercial Barge Line Co.,
Sec’d. Notes
12.500%		07/15/17	B2	10	10,775

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Transportation (continued)
CSX Corp.,
Sr. Unsec’d. Notes
4.250%	06/01/21	Baa3	$65	$69,453
6.250%	04/01/15	Baa3	90	102,835
7.375%	02/01/19	Baa3	100	124,642
General Maritime Corp. (Marshall Islands),
Gtd. Notes(i)
12.000%	11/15/17	D(d)	230	4,025
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. (Marshall Islands),
Sr. Sec’d. Notes
8.625%	11/01/17	B2	23	16,675
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands),
Sr. Sec’d. Notes
8.875%	11/01/17	Ba3	29	27,622
Navios South American Logisitcs, Inc./Navios Logistics Finance US, Inc. (Marshall Islands),
Gtd. Notes, 144A
9.250%	04/15/19	B3	22	17,710
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
6.000%	05/23/2111	Baa1	216	250,733
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
3.600%	03/01/16	Baa1	82	84,595
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.780%	07/15/40	Baa2	240	290,671

				3,800,722

Water
American Water Capital Corp.,
Sr. Unsec’d. Notes
6.085%	10/15/17	Baa2	200	232,649
TOTAL CORPORATE BONDS (cost $322,253,746)				327,566,758

FOREIGN GOVERNMENT BONDS — 1.4%
Australia Government (Australia),
Sr. Unsec’d. Notes
4.000%	08/20/20	Aaa	AUD 2,000	3,798,018
Bundesobligation (Germany),
Bonds
4.000%	10/11/13	Aaa	EUR 2,600	3,594,875
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, 144A
2.375%	03/31/16	Aaa	5,300	5,223,388
Finland Government International Bond (Finland),
Notes, 144A
1.250%	10/19/15	Aaa	4,500	4,531,185
Netherlands Government Bond (Netherlands),
Bonds
3.750%	07/15/14	Aaa	EUR 2,500	3,495,438
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.700%	06/16/15	Aa1	350	367,280

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Province of Quebec (Canada),
Notes, MTN
6.350%		01/30/26	Aa2		$120	$162,670
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds
2.500%		08/16/13	Aaa	GBP	1,750	7,702,587

TOTAL FOREIGN GOVERNMENT BONDS (cost $28,413,232)						28,875,441

MUNICIPAL BONDS
New York
New York State Dormitory Authority,
Revenue Bonds
5.600%		03/15/40	AAA(d)		150	177,302
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%		11/01/40	Aa2		220	249,698

						427,000

Ohio
American Municipal Power, Inc.,
Revenue Bonds
7.499%		02/15/50	A3		150	195,686

TOTAL MUNICIPAL BONDS (cost $516,120)						622,686

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 9.3%
ABN AMRO Mortgage Corp.,
Series 2003-9, Class A1
4.500%		08/25/18	AAA(d)		242	245,633
American Home Mortgage Assets,
Series 2006-2, Class 2A1
0.484%	(c)	09/25/46	Caa2		673	316,351
Banc of America Alternative Loan Trust,
Series 2003-5, Class 2A1
5.000%		07/25/18	Baa2		697	719,608
Series 2003-7, Class 2A4
5.000%		09/25/18	Ba1		629	640,897
Series 2003-11, Class 2A1
6.000%		01/25/34	A2		431	431,745
Series 2004-1, Class 1A1
6.000%		02/25/34	Baa2		348	365,568
Series 2004-6, Class 4A1
5.000%		07/25/19	Ba2		530	536,525
Banc of America Funding Corp.,
Series 2005-7, Class 30PO, PO
5.910%	(s)	11/25/35	B3		162	117,402
Series 2006-1, Class 2A1
5.500%		01/25/36	Ba2		80	75,387
Series 2006-3, Class 4A19
5.750%		03/25/36	B2		170	166,472
Banc of America Mortgage Securities, Inc.,
Series 2003-3, Class 1A7
5.500%		05/25/33	AAA(d)		1,270	1,298,924
Series 2004-5, Class 3A3
5.000%		06/25/19	AAA(d)		721	744,033
Series 2004-C, Class 2A1
2.890%	(c)	04/25/34	AAA(d)		627	565,236
Series 2004-D, Class 2A1
2.881%	(c)	05/25/34	BBB+(d)		15	12,679

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-D, Class 2A2
2.881%	(c)	05/25/34	BBB+(d)	$121	$101,431
Series 2005-10, Class 1A13
5.500%		11/25/35	B2	83	78,725
Series 2005-E, Class 2A6
2.839%	(c)	06/25/35	B2	430	386,255
Series 2007-3, Class 1A1
6.000%		09/25/37	CCC(d)	545	469,201
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
5.000%	(c)	07/25/33	Baa1	377	362,043
Chase Mortgage Finance Corp.,
Series 2003-S10, Class A1
4.750%		11/25/18	A2	437	449,282
Series 2003-S12, Class 1A1
4.750%		12/25/18	AAA(d)	301	311,888
Series 2003-S13, Class A2
5.000%		11/25/33	AAA(d)	519	543,833
Citicorp Mortgage Securities, Inc.,
Series 2004-4, Class A4
5.500%		06/25/34	AAA(d)	957	999,199
Series 2006-5, Class 1A3
6.000%		10/25/36	Caa2	239	225,169
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%		09/25/33	AAA(d)	514	541,971
Series 2005-2, Class 2A11
5.500%		05/25/35	Baa2	412	397,910
Series 2006-4, Class 1A1
5.500%		12/25/20	B3	172	152,430
Series 2008-AR4, Class 1A1A, 144A
4.724%	(c)	11/25/38	NR	665	659,435
Citimortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.500%		04/25/36	Caa2	748	532,503
Countrywide Alternative Loan Trust,
Series 2003-13T1, Class A10
4.000%		08/25/33	AAA(d)	673	672,656
Series 2003-21T1, Class A2
5.250%		12/25/33	AAA(d)	169	170,333
Series 2005-J6, Class 2A1
5.500%		07/25/25	Caa1	103	95,229
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J13, Class 1A7
5.250%		01/25/34	AAA(d)	764	780,977
Series 2004-4, Class A13
5.250%		05/25/34	Baa3	1,058	1,083,284
Series 2004-5, Class 2A9
5.250%		05/25/34	Baa3	1,031	1,054,985
Series 2005-10, Class A1
5.500%		05/25/35	B2	105	102,473
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR24, Class 2A4
2.600%	(c)	10/25/33	Baa1	319	266,777
Series 2004-AR3, Class 6M1
1.394%	(c)	04/25/34	Aa2	257	235,394
Series 2004-AR5, Class 7A2
2.574%	(c)	06/25/34	B1	355	322,142

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2005-5, Class 1A1
5.000%		07/25/20	B1	$563	$563,127
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1, Class 2A1
5.799%	(c)	02/25/20	B2	77	78,626
Fannie Mae Grantor Trust,
Series 2002-T1, Class A2
7.000%		11/25/31	Aaa	876	1,036,020
Series 2004-T1, Class 1A1
6.000%		01/25/44	Aaa	947	1,055,325
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.201%	(s)	12/01/24	Aaa	680	641,471
Series 369, Class 12, IO
5.500%	(c)	05/01/36	Aaa	3,185	443,757
Series 383, Class 60, IO
6.500%		10/01/37	Aaa	882	148,660
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%		07/25/23	Aaa	740	817,956
Series 1993-136, Class ZB
6.792%	(c)	07/25/23	Aaa	495	555,216
Series 1993-141, Class Z
7.000%		08/25/23	Aaa	492	561,300
Series 1993-147, Class Z
7.000%		08/25/23	Aaa	439	500,786
Series 1996-4, Class SA, IO
8.187%	(c)	02/25/24	Aaa	197	39,334
Series 1997-33, Class PA
8.500%		06/18/27	Aaa	841	966,848
Series 1997-57, Class PN
5.000%		09/18/27	Aaa	498	533,712
Series 2001-16, Class Z
6.000%		05/25/31	Aaa	945	1,060,763
Series 2001-81, Class HE
6.500%		01/25/32	Aaa	1,271	1,431,447
Series 2002-26, Class A2
7.500%		01/25/48	Aaa	778	881,775
Series 2002-90, Class A2
6.500%		11/25/42	Aaa	395	454,561
Series 2003-18, Class A1
6.500%		12/25/42	Aaa	633	742,147
Series 2003-21, Class OU
5.500%		03/25/33	Aaa	600	658,260
Series 2003-24, Class MZ
5.500%		04/25/33	Aaa	1,261	1,456,906
Series 2003-48, Class GH
5.500%		06/25/33	Aaa	840	956,311
Series 2003-64, Class KF
0.770%	(c)	07/25/18	Aaa	686	689,891
Series 2003-81, Class FC
0.694%	(c)	08/25/17	Aaa	356	356,648
Series 2003-86, Class OE
5.000%		03/25/32	Aaa	314	326,141
Series 2003-122, Class KA
4.500%		12/25/18	Aaa	418	439,554
Series 2004-36, Class SA
18.718%	(c)	05/25/34	Aaa	252	325,675

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2004-52, Class SX, IO
6.756%	(c)	09/25/32	Aaa	$15	$1,156
Series 2004-60, Class PA
5.500%		04/25/34	Aaa	497	536,572
Series 2004-60, Class SW, IO
6.756%	(c)	04/25/34	Aaa	184	28,154
Series 2004-61, Class NS, IO
7.406%	(c)	08/25/34	Aaa	70	15,849
Series 2004-68, Class LC
5.000%		09/25/29	Aaa	1,170	1,300,710
Series 2004-72, Class S, IO
6.206%	(c)	09/25/34	Aaa	163	29,009
Series 2004-92, Class SQ, IO
6.356%	(c)	05/25/34	Aaa	137	19,495
Series 2004-101, Class HD
5.000%		01/25/20	Aaa	800	886,423
Series 2005-13, Class AS, IO
5.806%	(c)	03/25/35	Aaa	80	10,387
Series 2005-14, Class ME
5.000%		10/25/33	Aaa	275	292,848
Series 2005-22, Class DA
5.500%		12/25/34	Aaa	441	488,705
Series 2005-23, Class SG, IO
6.406%	(c)	04/25/35	Aaa	184	32,236
Series 2005-30, Class UG
5.000%		04/25/35	Aaa	625	705,496
Series 2005-57, Class DI, IO
6.406%	(c)	03/25/35	Aaa	193	23,962
Series 2005-57, Class NK
20.826%	(c)	07/25/35	Aaa	113	160,139
Series 2005-74, Class SE, IO
5.806%	(c)	09/25/35	Aaa	628	88,126
Series 2005-79, Class NS, IO
5.796%	(c)	09/25/35	Aaa	308	44,676
Series 2005-82, Class SY, IO
6.436%	(c)	09/25/35	Aaa	285	51,554
Series 2005-84, Class XM
5.750%		10/25/35	Aaa	458	513,593
Series 2005-87, Class QZ
5.000%		10/25/35	Aaa	659	750,095
Series 2005-90, Class SP, IO
6.456%	(c)	09/25/35	Aaa	170	23,757
Series 2005-97, Class PO, PO
2.411%	(s)	11/25/35	Aaa	1,143	1,010,599
Series 2005-110, Class GL
5.500%		12/25/35	Aaa	562	660,116
Series 2006-2, Class LY
8.000%	(c)	12/25/35	Aaa	100	102,692
Series 2006-3, Class SB, IO
6.406%	(c)	07/25/35	Aaa	213	32,755
Series 2006-20, Class IB, IO
6.296%	(c)	04/25/36	Aaa	1,955	313,406
Series 2006-23, Class NS
9.000%	(c)	04/25/36	Aaa	126	129,115
Series 2006-43, Class SD, IO
6.306%	(c)	06/25/36	Aaa	1,167	162,037
Series 2006-45, Class NW
5.500%		01/25/35	Aaa	700	764,890

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2006-48, Class ND
6.250%		03/25/36	Aaa	$608	$645,933
Series 2006-56, Class SA, IO
5.196%	(c)	11/25/35	Aaa	272	28,663
Series 2006-58, Class SI, IO
6.246%	(c)	07/25/36	Aaa	839	126,698
Series 2006-60, Class CO, PO
5.356%	(s)	06/25/35	Aaa	854	762,557
Series 2006-65, Class TE
5.500%		05/25/35	Aaa	740	815,805
Series 2006-70, Class JI, IO
6.306%	(c)	06/25/36	Aaa	280	41,079
Series 2006-72, Class XI, IO
6.206%	(c)	08/25/36	Aaa	67	8,768
Series 2006-77, Class PC
6.500%		08/25/36	Aaa	1,006	1,142,106
Series 2006-106, Class CS, IO
6.296%	(c)	11/25/36	Aaa	87	14,337
Series 2006-108, Class S, IO
6.906%	(c)	11/25/36	Aaa	104	19,531
Series 2006-109, Class SG, IO
6.336%	(c)	11/25/36	Aaa	123	20,529
Series 2006-113, Class PQ, IO
6.356%	(c)	07/25/36	Aaa	285	36,125
Series 2006-115, Class OM, PO
14.840%	(s)	12/25/36	Aaa	49	48,318
Series 2007-23, Class BC
6.000%		02/25/36	Aaa	264	279,147
Series 2007-33, Class SD, IO
5.816%	(c)	04/25/37	Aaa	582	89,724
Series 2007-36, Class SB, IO
6.306%	(c)	04/25/37	Aaa	746	126,112
Series 2007-46, Class PA
6.000%		04/25/37	Aaa	1,195	1,334,025
Series 2007-58, Class SV, IO
6.456%	(c)	06/25/37	Aaa	3,128	448,223
Series 2007-77, Class TC
5.500%		09/25/34	Aaa	630	666,716
Series 2007-88, Class MI, IO
6.226%	(c)	09/25/37	Aaa	88	14,949
Series 2007-100, Class ND
5.750%		10/25/35	Aaa	862	921,663
Series 2007-102, Class SA, IO
6.106%	(c)	11/25/37	Aaa	4,911	702,994
Series 2008-41, Class S, IO
6.506%	(c)	11/25/36	Aaa	105	18,424
Series 2008-68, Class VK
5.500%		03/25/27	Aaa	935	1,027,834
Series 2008-91, Class SI, IO
5.706%	(c)	03/25/38	Aaa	6,324	686,687
Series 2008-92, Class SA, IO
6.156%	(c)	12/25/38	Aaa	989	176,460
Series 2008-95, Class AI, IO
5.000%		12/25/23	Aaa	1,059	93,093
Series 2009-15, Class SA, IO
5.906%	(c)	03/25/24	Aaa	1,559	175,757
Series 2009-62, Class WA
5.554%	(c)	08/25/39	Aaa	2,080	2,185,579

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2009-87, Class SG, IO
5.956%	(c)	11/25/39	Aaa	$1,227	$189,970
Series 2009-110, Class SD, IO
5.956%	(c)	01/25/40	Aaa	922	158,502
Series 2009-112, Class ST, IO
5.956%	(c)	01/25/40	Aaa	5,922	746,391
Series 2009-112, Class SW, IO
5.956%	(c)	01/25/40	Aaa	3,894	490,702
Series 2010-10, Class NT
5.000%		02/25/40	Aaa	1,290	1,482,326
Series 2010-19, Class MV
5.000%		02/25/21	Aaa	1,167	1,318,229
Series 2010-35, Class SB, IO
6.126%	(c)	04/25/40	Aaa	2,345	341,858
Series 2010-43, Class CI, IO
4.500%		02/25/25	Aaa	1,992	180,460
Series 2010-49, Class SC
12.073%	(c)	03/25/40	Aaa	524	623,250
Series 2010-64, Class DM
5.000%		06/25/40	Aaa	931	1,015,712
Series 2010-99, Class SD, IO
5.806%	(c)	03/25/39	Aaa	704	81,154
Series 2010-102, Class S, IO
6.256%	(c)	09/25/40	Aaa	240	39,237
Series 2010-107, Class PS, IO
6.336%	(c)	06/25/40	Aaa	1,071	186,200
Series 2010-107, Class SP, IO
6.356%	(c)	06/25/40	Aaa	398	70,963
Series 2010-131, Class SA, IO
6.306%	(c)	11/25/40	Aaa	899	153,808
Series 2010-134, Class SB, IO
5.806%	(c)	08/25/38	Aaa	1,239	140,297
Series 2010-135, Class SE, IO
5.696%	(c)	01/25/40	Aaa	733	113,233
Series 2010-136, Class CS, IO
5.706%	(c)	06/25/38	Aaa	728	78,957
Series 2010-139, Class SA, IO
5.736%	(c)	12/25/40	Aaa	1,386	219,745
Series 2011-22, Class MA
6.500%		04/25/38	Aaa	899	985,180
Series 2011-52, Class GB
5.000%		06/25/41	Aaa	920	1,033,174
Series 2011-86, Class KS, IO
5.656%	(c)	09/25/41	Aaa	1,116	157,560
Series 2011-93, Class ES, IO
6.206%	(c)	09/25/41	Aaa	284	51,543
Series 2011-118, Class CS, IO
6.206%	(c)	10/25/39	Aaa	575	89,048
Series G93-17, Class S, IO
8.869%	(c)	04/25/23	Aaa	631	149,711
Fannie Mae Whole Loan,
Series 1999-W4, Class A9
6.250%		02/25/29	Aaa	905	1,017,185
Series 2002-W6, Class 2A1
6.655%	(c)	06/25/42	Aaa	443	501,175
Series 2003-W2, Class 2A9
5.900%		07/25/42	Aaa	289	321,891
Series 2003-W3, Class 2A5

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
5.356%		06/25/42	Aaa	$725	$796,483
Series 2003-W6, Class 1A41
5.400%		10/25/42	Aaa	673	739,336
Series 2003-W6, Class 3A
6.500%		09/25/42	Aaa	598	678,598
Series 2003-W12, Class 2A7
4.680%		06/25/43	Aaa	678	726,167
Series 2004-W2, Class 2A2
7.000%		02/25/44	Aaa	732	835,394
Series 2004-W2, Class 5A
7.500%		03/25/44	Aaa	824	954,248
Series 2004-W6, Class 3A4
6.500%		07/25/34	Aaa	1,079	1,200,600
Series 2004-W8, Class 2A
6.500%		06/25/44	Aaa	779	896,140
Series 2004-W11, Class 1A1
6.000%		05/25/44	Aaa	670	746,497
Series 2005-W1, Class 1A2
6.500%		10/25/44	Aaa	578	679,333
Series 2005-W4, Class 1A1
6.000%		08/25/35	Aaa	557	621,443
Series 2007-W7, Class 2A2, IO
6.236%	(c)	07/25/37	Aaa	167	35,522
Series 2007-W10, Class 2A
6.206%	(c)	08/25/47	Aaa	873	985,431
Fannie Mae-Aces,
Series 2011-M2, Class A2
3.645%		07/25/21	Aaa	1,239	1,310,302
Series 2011-M4, Class A2
3.726%		06/25/21	Aaa	1,430	1,552,045
FHLMC Structured Pass-Through Securities,
Series T-58, Class 3A
7.000%		09/25/43	Aaa	1,083	1,263,544
FHLMC-GNMA,
Series 24, Class ZE
6.250%		11/25/23	Aaa	823	925,835
First Horizon Asset Securities, Inc.,
Series 2003-7, Class 2A1
4.500%		09/25/18	A1	177	182,032
Series 2003-AR3, Class 3A1
2.588%	(c)	09/25/33	AAA(d)	1,066	978,064
Series 2005-6, Class 1A1
5.500%		11/25/35	CCC(d)	102	102,997
Freddie Mac REMICS,
Series 1049, Class S
38.063%	(c)	02/15/21	Aaa	24	41,809
Series 1621, Class J
6.400%		11/15/23	Aaa	260	274,197
Series 1630, Class PK
6.000%		11/15/23	Aaa	790	885,195
Series 1675, Class KZ
6.500%		02/15/24	Aaa	699	774,436
Series 1680, Class PK
6.500%		02/15/24	Aaa	827	926,866
Series 1695, Class EB
7.000%		03/15/24	Aaa	877	1,002,617
Series 1980, Class Z
7.000%		07/15/27	Aaa	881	1,007,402

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2378, Class PE
5.500%		11/15/16	Aaa	$526	$563,563
Series 2515, Class GP
5.500%		03/15/32	Aaa	457	463,748
Series 2535, Class AW
5.500%		12/15/32	Aaa	855	931,527
Series 2557, Class HL
5.300%		01/15/33	Aaa	2,483	2,729,130
Series 2561, Class UE
5.500%		06/15/22	Aaa	310	320,688
Series 2595, Class GC
5.500%		04/15/23	Aaa	827	916,320
Series 2600, Class MD
5.500%		06/15/32	Aaa	539	565,459
Series 2611, Class TM
10.000%	(c)	05/15/33	Aaa	224	231,741
Series 2626, Class JC
5.000%		06/15/23	Aaa	1,606	1,822,914
Series 2628, Class AB
4.500%		06/15/18	Aaa	559	594,222
Series 2630, Class FL
0.778%	(c)	06/15/18	Aaa	552	555,255
Series 2643, Class SA
43.691%	(c)	03/15/32	Aaa	117	202,298
Series 2649, Class VB
5.500%		10/15/22	Aaa	785	846,283
Series 2661, Class FG
0.738%	(c)	03/15/17	Aaa	270	271,003
Series 2663, Class JA
5.000%		08/15/18	Aaa	203	210,602
Series 2677, Class ME
5.000%		03/15/32	Aaa	243	250,924
Series 2684, Class PO, PO
6.346%	(s)	01/15/33	Aaa	1,065	970,444
Series 2691, Class VU
5.500%		08/15/23	Aaa	1,000	1,102,826
Series 2694, Class QH
4.500%		03/15/32	Aaa	225	237,422
Series 2707, Class KJ
5.000%		11/15/18	Aaa	428	452,455
Series 2764, Class UG
5.000%		03/15/34	Aaa	1,360	1,538,586
Series 2793, Class PD
5.000%		12/15/32	Aaa	900	974,013
Series 2832, Class PE
5.500%		01/15/33	Aaa	808	845,803
Series 2864, Class NB
5.500%		07/15/33	Aaa	1,235	1,377,704
Series 2885, Class LZ
6.000%		11/15/34	Aaa	947	1,185,587
Series 2893, Class PE
5.000%		11/15/34	Aaa	915	1,030,170
Series 2901, Class VU
5.000%		06/15/18	Aaa	1,070	1,192,940
Series 2906, Class SW, IO
6.422%	(c)	11/15/34	Aaa	186	16,775
Series 2922, Class SU
13.743%	(c)	02/15/35	Aaa	203	249,292

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2990, Class SR, IO
6.372%	(c)	03/15/35	Aaa	$3,060	$493,709
Series 3001, Class IH, IO
6.422%	(c)	05/15/35	Aaa	237	38,913
Series 3017, Class OC, PO
1.531%	(s)	08/15/25	Aaa	806	770,789
Series 3045, Class DI, IO
6.452%	(c)	10/15/35	Aaa	972	164,536
Series 3080, Class VB
5.000%		06/15/25	Aaa	1,000	1,120,569
Series 3126, Class AO, PO
1.353%	(s)	03/15/36	Aaa	1,027	980,562
Series 3153, Class JI, IO
6.342%	(c)	05/15/36	Aaa	296	52,200
Series 3155, Class PS, IO
6.872%	(c)	05/15/36	Aaa	410	60,520
Series 3171, Class ST, IO
6.207%	(c)	06/15/36	Aaa	443	70,649
Series 3201, Class IN, IO
5.972%	(c)	08/15/36	Aaa	4,202	632,598
Series 3218, Class HS, IO
6.922%	(c)	09/15/26	Aaa	1,996	295,088
Series 3219, Class OD
6.000%		06/15/33	Aaa	690	729,861
Series 3237, Class BO, PO
5.266%	(s)	11/15/36	Aaa	1,159	980,274
Series 3240, Class S, IO
6.342%	(c)	11/15/36	Aaa	369	63,062
Series 3244, Class SB, IO
6.382%	(c)	11/15/36	Aaa	109	17,583
Series 3279, Class SD, IO
6.152%	(c)	02/15/37	Aaa	39	5,195
Series 3303, Class SD, IO
5.812%	(c)	04/15/37	Aaa	333	48,387
Series 3306, Class TB
3.028%	(c)	04/15/37	Aaa	209	221,069
Series 3306, Class TC
2.488%	(c)	04/15/37	Aaa	184	191,984
Series 3311, Class IA, IO
6.132%	(c)	05/15/37	Aaa	238	38,173
Series 3311, Class IB, IO
6.132%	(c)	05/15/37	Aaa	238	38,173
Series 3311, Class IC, IO
6.132%	(c)	05/15/37	Aaa	238	38,173
Series 3311, Class ID, IO
6.132%	(c)	05/15/37	Aaa	238	38,173
Series 3383, Class KB
5.500%		11/15/27	Aaa	1,140	1,346,503
Series 3385, Class SN, IO
5.722%	(c)	11/15/37	Aaa	1,370	155,261
Series 3456, Class JA
5.000%		04/15/26	Aaa	143	145,511
Series 3564, Class JA
4.000%		01/15/18	Aaa	514	540,702
Series 3593, Class SL, IO
6.122%	(c)	11/15/24	Aaa	2,162	280,444
Series 3605, Class NC
5.500%		06/15/37	Aaa	955	1,132,429

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 3609, Class SA, IO
6.062%	(c)	12/15/39	Aaa	$2,596	$532,196
Series 3673, Class SA, IO
6.142%	(c)	05/15/40	Aaa	136	21,330
Series 3688, Class GT
7.158%	(c)	11/15/46	Aaa	636	750,966
Series 3692, Class PS, IO
6.322%	(c)	05/15/38	Aaa	183	27,908
Series 3740, Class SB, IO
5.722%	(c)	10/15/40	Aaa	1,238	204,174
Series 3747, Class HI, IO
4.500%		07/15/37	Aaa	1,367	152,800
Series 3751, Class MI, IO
4.000%		02/15/34	Aaa	636	33,740
Series 3754, Class NS, IO
6.372%	(c)	11/15/34	Aaa	1,013	113,818
Series 3762, Class CS, IO
6.422%	(c)	04/15/35	Aaa	91	12,835
Series 3762, Class JS, IO
6.422%	(c)	04/15/35	Aaa	265	32,677
Series 3763, Class LS, IO
5.722%	(c)	02/15/39	Aaa	1,110	129,438
Series 3767, Class DS, IO
6.422%	(c)	02/15/39	Aaa	512	83,263
Series 3784, Class S, IO
6.322%	(c)	07/15/23	Aaa	3,766	504,607
Series 3803, Class DS, IO
6.322%	(c)	11/15/35	Aaa	655	89,355
Series 3852, Class QN
5.500%	(c)	05/15/41	Aaa	633	633,730
Series 3852, Class TP
5.500%	(c)	05/15/41	Aaa	948	962,515
Series 3855, Class HI, IO
4.000%		02/15/26	Aaa	5,338	384,916
Series 3859, Class JB
5.000%		05/15/41	Aaa	1,350	1,520,278
GMAC Mortgage Corp. Loan Trust,
Series 2003-J10, Class A1
4.750%		01/25/19	AAA(d)	654	671,655
Government National Mortgage Assoc.,
Series 1998-12, Class Z
6.500%		05/20/28	Aaa	520	589,136
Series 2001-57, Class SF, IO
7.917%	(c)	05/17/29	Aaa	65	13,585
Series 2002-41, Class HS, IO
6.717%	(c)	06/16/32	Aaa	1,404	275,242
Series 2002-84, Class PH
6.000%		11/16/32	Aaa	1,665	1,948,162
Series 2003-25, Class PZ
5.500%		04/20/33	Aaa	965	1,118,035
Series 2003-28, Class TG
5.500%		05/20/32	Aaa	213	217,571
Series 2003-42, Class SE, IO
6.137%	(c)	01/16/30	Aaa	52	9,075
Series 2003-46, Class SB, IO
6.997%	(c)	06/16/33	Aaa	29	5,849
Series 2003-58, Class PC
5.000%		07/20/33	Aaa	1,666	1,924,142

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-82, Class SH, IO
6.317%	(c)	09/16/33	Aaa	$106	$17,330
Series 2003-86, Class ZC
4.500%		10/20/33	Aaa	866	965,013
Series 2004-28, Class ST, IO
1.080%	(c)	04/20/34	Aaa	18,070	480,608
Series 2004-30, Class UC
5.500%		02/20/34	Aaa	1,410	1,610,182
Series 2004-76, Class S, IO
6.315%	(c)	09/20/34	Aaa	70	11,637
Series 2004-86, Class SP, IO
5.815%	(c)	09/20/34	Aaa	2,891	415,078
Series 2004-88, Class ES, IO
5.815%	(c)	06/17/34	Aaa	2,960	488,305
Series 2005-7, Class NL, IO
6.467%	(c)	03/17/33	Aaa	35	5,561
Series 2005-13, Class SA, IO
6.515%	(c)	02/20/35	Aaa	224	41,468
Series 2005-30, Class WD
6.000%		07/20/33	Aaa	800	900,153
Series 2006-23, Class S, IO
6.215%	(c)	01/20/36	Aaa	3,251	431,317
Series 2006-26, Class S, IO
6.215%	(c)	06/20/36	Aaa	2,419	313,699
Series 2006-38, Class SG, IO
6.365%	(c)	09/20/33	Aaa	4,297	402,010
Series 2007-16, Class KU, IO
6.365%	(c)	04/20/37	Aaa	2,851	379,486
Series 2007-24, Class SA, IO
6.225%	(c)	05/20/37	Aaa	5,636	878,446
Series 2007-53, Class GB
5.500%		10/20/33	Aaa	250	264,205
Series 2007-58, Class SD, IO
6.205%	(c)	10/20/37	Aaa	3,328	500,831
Series 2007-59, Class SP, IO
6.385%	(c)	04/20/37	Aaa	2,958	362,546
Series 2008-36, Class AY
5.000%		04/16/23	Aaa	530	619,706
Series 2008-47, Class ML
5.250%		06/16/38	Aaa	760	877,104
Series 2008-54, Class NI, IO
5.967%	(c)	06/16/38	Aaa	107	18,950
Series 2008-62, Class SA, IO
5.865%	(c)	07/20/38	Aaa	1,454	195,668
Series 2008-73, Class SK, IO
6.455%	(c)	08/20/38	Aaa	3,157	491,799
Series 2008-79, Class SA, IO
7.265%	(c)	09/20/38	Aaa	1,888	301,310
Series 2009-6, Class CI, IO
6.500%		11/16/38	Aaa	979	159,735
Series 2009-16, Class SJ, IO
6.515%	(c)	05/20/37	Aaa	3,420	591,993
Series 2009-36, Class IE, IO
1.000%	(c)	09/20/38	Aaa	9,425	225,434
Series 2009-41, Class GS, IO
5.767%	(c)	06/16/39	Aaa	195	25,783
Series 2009-65, Class LB
6.000%		07/16/39	Aaa	903	994,951

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2009-76, Class SB, IO
5.817%	(c)	09/16/39	Aaa	$482	$78,958
Series 2009-77, Class CS, IO
6.717%	(c)	06/16/38	Aaa	4,810	621,473
Series 2009-81, Class A
5.750%		09/20/36	Aaa	885	980,415
Series 2009-83, Class TS, IO
5.815%	(c)	08/20/39	Aaa	1,941	285,140
Series 2009-106, Class ST, IO
5.715%	(c)	02/20/38	Aaa	2,878	424,614
Series 2009-106, Class XL, IO
6.465%	(c)	06/20/37	Aaa	3,044	498,588
Series 2009-118, Class XU
5.000%		12/20/20	Aaa	895	1,036,100
Series 2009-127, Class IA, IO
0.450%	(c)	09/20/38	Aaa	15,547	203,020
Series 2010-4, Class SB, IO
6.217%	(c)	08/16/39	Aaa	4,424	520,910
Series 2010-14, Class A0, PO
3.669%	(s)	12/20/32	Aaa	341	313,595
Series 2010-14, Class DO, PO
4.521%	(s)	03/20/36	Aaa	598	560,285
Series 2010-14, Class EO, PO
3.849%	(s)	06/16/33	Aaa	134	129,148
Series 2010-14, Class QP
6.000%		12/20/39	Aaa	628	680,305
Series 2010-31, Class SK, IO
5.815%	(c)	11/20/34	Aaa	1,403	223,503
Series 2010-85, Class ID, IO
6.000%		09/20/39	Aaa	2,793	517,300
Series 2010-157, Class OP, PO
2.481%	(s)	12/20/40	Aaa	1,369	1,205,659
Series 2011-13, Class SA, IO
5.667%	(c)	01/16/41	Aaa	432	65,243
Greenpoint Mortgage Funding Trust,
Series 2005-AR4, Class 4A1A
0.604%	(c)	10/25/45	Caa3	595	305,661
GSR Mortgage Loan Trust,
Series 2003-7F, Class 1A4
5.250%		06/25/33	AAA(d)	552	545,195
Series 2004-6F, Class 2A4
5.500%		05/25/34	AAA(d)	995	1,035,935
Series 2004-11, Class 1A1
2.775%	(c)	09/25/34	Ba3	270	191,651
Series 2005-5F, Class 2A3
5.500%		06/25/35	A2	106	105,789
JPMorgan Alternative Loan Trust,
Series 2006-A4, Class A1
5.950%	(c)	09/25/36	Caa1	53	51,946
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%		09/25/34	Ba2	755	779,829
Series 2005-S2, Class 1A1
4.500%		08/25/20	CCC(d)	227	227,966
Series 2005-S2, Class 4A3
5.500%		09/25/20	CC(d)	290	287,223
Series 2006-A2, Class 5A1
2.647%	(c)	11/25/33	A2	209	197,095

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-A2, Class 5A3
2.647%	(c)	11/25/33	Ba3	$791	$725,137
Series 2007-A1, Class 5A5
2.813%	(c)	07/25/35	Baa2	380	345,767
JPMorgan REREMIC,
Series 2010-4, Class 7A1, 144A
4.274%	(c)	08/26/35	AAA(d)	481	471,086
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%		08/25/21	CC(d)	110	98,707
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
2.650%	(c)	08/25/34	Baa1	544	478,879
Series 2004-13, Class 3A7
2.718%	(c)	11/21/34	A2	560	510,913
MASTR Alternative Loans Trust,
Series 2003-8, Class 5A1
5.000%		11/25/18	AAA(d)	392	405,659
Series 2003-9, Class 5A1
4.500%		12/25/18	AAA(d)	766	784,318
Series 2004-1, Class 4A1
5.500%		02/25/34	AAA(d)	307	320,235
Series 2004-3, Class 2A1
6.250%		04/25/34	Aa3	691	698,407
Series 2005-5, Class 3A1
5.750%		08/25/35	Caa1	177	143,759
MASTR Asset Securitization Trust,
Series 2004-6, Class 3A1
5.250%		07/25/19	AAA(d)	689	706,112
Series 2004-6, Class 4A1
5.000%		07/25/19	AAA(d)	713	735,048
Series 2004-P7, Class A6, 144A
5.500%		12/27/33	Ba1	621	656,476
MLCC Mortgage Investors, Inc.,
Series 2004-HB1, Class A3
2.043%	(c)	04/25/29	Baa3	338	302,565
Morgan Stanley Dean Witter Capital I,
Series 2003-HYB1, Class A3
1.766%	(c)	03/25/33	Baa2	748	595,363
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
2.565%	(c)	09/25/34	Ba1	511	404,331
PHH Mortgage Capital LLC,
Series 2008-CIM2, Class 5A1
6.000%		07/25/38	A1	1,053	1,079,342
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%		11/25/19	Aaa	351	360,782
Series 2004-CL1, Class 1A1
6.000%		02/25/34	AAA(d)	752	794,946
Residential Accredit Loans, Inc.,
Series 2003-QS16, Class A1
5.000%		08/25/18	Ba3	253	256,673
Series 2003-QS20, Class A1
5.000%		11/25/18	Ba1	155	159,978
Series 2004-QS3, Class CB
5.000%		03/25/19	Baa3	579	584,654

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.552%	(c)	12/25/34	Baa2	$421	$351,935
Residential Funding Mortgage Securities I,
Series 2003-S4, Class A4
5.750%		03/25/33	AAA(d)	597	626,824
Series 2004-S9, Class 1A6
5.500%		12/25/34	A+(d)	64	64,480
Series 2006-S9, Class A1
6.250%		09/25/36	Caa2	243	203,406
Series 2006-S12, Class 2A2
6.000%		12/25/36	B2	345	315,675
Sequoia Mortgage Trust,
Series 2004-8, Class A2
0.833%	(c)	09/20/34	Ba1	628	515,320
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 5A4
4.957%	(c)	06/25/34	Ba1	350	329,726
Structured Asset Securities Corp.,
Series 2003-22A, Class 3A
2.566%	(c)	06/25/33	A1	269	247,223
Series 2003-26A, Class 3A5
2.469%	(c)	09/25/33	Baa1	1,032	858,073
Series 2003-29, Class 1A1
4.750%		09/25/18	AAA(d)	572	584,997
Series 2004-7, Class 2A1
5.439%	(c)	05/25/24	Baa2	488	504,738
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A
1.034%	(c)	09/25/44	A2	1,167	999,089
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%		06/15/26	NR	487	568,439
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR4, Class A7
2.498%	(c)	05/25/33	A1	461	430,581
Series 2003-S1, Class A5
5.500%		04/25/33	AAA(d)	849	891,868
Series 2004-S3, Class 3A2
6.000%		07/25/34	A3	470	493,447
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-F, Class A1
4.868%	(c)	06/25/33	Baa3	544	544,135
Series 2004-7, Class 2A2
5.000%		07/25/19	AAA(d)	211	217,015
Series 2004-B, Class A1
4.924%	(c)	02/25/34	Baa1	236	240,558
Series 2004-EE, Class 2A2
2.707%	(c)	12/25/34	A1	879	834,124
Series 2004-O, Class A1
4.895%	(c)	08/25/34	A1	867	887,499
Series 2005-16, Class A8
5.750%		01/25/36	Baa3	97	98,991
Series 2005-16, Class A16
5.750%		01/25/36	Ba3	236	231,945
Series 2005-AR9, Class 3A1
2.722%	(c)	06/25/34	B1	616	530,405

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-AR13, Class A1
5.242%	(c)	05/25/35	Ba3	$279	$276,677
Series 2006-5, Class 1A2
5.250%		04/25/36	Baa1	595	593,827
Series 2006-11, Class A8
6.000%		09/25/36	Caa1	37	33,536
Series 2006-17, Class A1
5.500%		11/25/21	B2	224	221,270
Series 2007-3, Class 3A1
5.500%		04/25/22	Baa3	81	83,952
Series 2007-11, Class A85
6.000%		08/25/37	Caa1	623	566,190
Series 2007-11, Class A96
6.000%		08/25/37	B3	74	66,760

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $178,438,071)					186,229,062

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal National Mortgage Assoc., Debs.
0.856%	(s)	07/05/14		2,800	2,740,587
1.530%	(s)	06/01/17		1,675	1,542,266
Financing Corp. FICO Strip, Debs.
2.033%	(s)	04/05/19		1,500	1,295,136
Residual Funding Corp. Principal Strip, Bonds
2.143%	(s)	07/15/20		2,400	2,000,462

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $7,010,302)					7,578,451

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 3.1%
Federal Home Loan Mortgage Corp.
2.632%	(c)	10/01/36		262	276,228
6.000%		12/01/23-12/01/36		3,499	3,864,747
6.500%		10/01/22-05/01/37		4,689	5,234,519
7.000%		09/01/36		897	1,024,558
8.000%		02/01/38		495	598,488
Federal National Mortgage Assoc.
2.490%		10/01/17		994	1,019,266
3.380%		01/01/18		1,430	1,520,081
3.590%		10/01/20		1,400	1,492,853
3.739%		06/01/18		1,739	1,868,675
3.810%		01/01/19		1,343	1,451,941
4.000%		TBA		3,942	4,140,948
4.000%		TBA		708	740,081
5.000%		12/01/19-02/01/35		1,702	1,854,203
5.500%		TBA		1,916	2,086,344
5.500%		01/01/19-09/01/23		1,595	1,736,244
6.000%		09/01/19-08/01/37		11,379	12,487,934
6.268%	(c)	09/01/37		538	590,615
6.500%		09/01/22-10/01/38		5,073	5,660,551
7.000%		05/01/17-04/01/37		884	995,461
Government National Mortgage Assoc.
6.000%		09/20/36-03/20/41		1,892	2,143,748
6.500%		10/15/23-12/20/40		6,785	7,720,282
7.000%		10/20/38-12/20/38		1,368	1,589,993

Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)
7.500%		01/20/35	$536	$637,524
8.000%		05/20/32	1,322	1,540,919

TOTAL U.S. GOVERNMENT MORTGAGE- BACKED OBLIGATIONS (cost $60,637,723)				62,276,203

U.S. TREASURY OBLIGATIONS — 9.6%
U.S. Treasury Bonds
4.500%		02/15/36	1,100	1,439,453
U.S. Treasury Notes
0.625%		06/30/12(k)	155	155,430
0.875%		01/31/12(k)	42,270	42,296,419
0.875%		12/31/16	2,974	2,979,344
1.000%	(a)	10/31/16	415	419,021
1.500%		07/31/16	140	144,736
1.750%		10/31/18	10,000	10,292,190
2.000%		11/15/21	1,940	1,962,128
2.375%		10/31/14-02/28/15	7,000	7,408,360
3.125%		05/15/21	675	753,679
3.125%		11/15/41	183	191,721
3.250%		12/31/16	15,000	16,748,430
3.625%		02/15/21	440	510,847
3.750%	(a)	08/15/41	1,035	1,217,257
3.875%		05/15/18	6,500	7,581,639
4.000%		02/15/15	2,000	2,221,250
7.500%		11/15/16	5,000	6,593,360
8.125%		05/15/21	5,000	7,779,690
8.750%		08/15/20	5,000	7,886,330
U.S. Treasury Strip Coupon
0.401%	(s)	11/15/14	5,000	4,942,715
0.505%	(s)	02/15/15	3,000	2,953,122
0.852%	(a)(s)	08/15/16	5,000	4,807,105
1.114%	(s)	08/15/17	5,000	4,697,015
1.175%	(a)(s)	11/15/17	5,000	4,667,460
1.231%	(a)(s)	02/15/18	5,000	4,637,835
1.348%	(s)	08/15/18	8,500	7,775,962
1.590%	(s)	08/15/19	10,390	9,208,231
1.691%	(a)(s)	02/15/20	7,200	6,279,170
1.781%	(s)	05/15/20	8,099	6,981,459
1.821%	(a)(s)	08/15/20	6,500	5,559,268
1.873%	(a)(s)	11/15/20	5,000	4,237,790
2.804%	(s)	11/15/27	3,000	1,928,163
2.887%	(s)	11/15/29	3,000	1,797,363
2.897%	(s)	02/15/30	4,000	2,374,912

TOTAL U.S. TREASURY OBLIGATIONS (cost $183,843,898)				191,428,854

TOTAL LONG-TERM INVESTMENTS (cost $1,708,039,689)				1,717,197,052

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SHORT-TERM INVESTMENTS — 19.8%
			Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 19.8%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $397,622,086; includes $103,338,564 of cash collateral for securities on loan)(b)(w)(Note 4)			397,622,086	$397,622,086

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n)
U.S. Treasury Bills
0.002%	03/15/12		$10	10,000
0.013%	03/15/12		15	14,999
0.050%	03/15/12	(k)	230	229,991

TOTAL U.S. TREASURY OBLIGATIONS (cost $254,992)				254,990

TOTAL SHORT-TERM INVESTMENTS (cost $397,877,078)				397,877,076

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 105.5% (cost $2,105,916,767)				2,115,074,128

			Shares

SECURITIES SOLD SHORT — (4.5)%
COMMON STOCKS — (3.5)%
Advertising — (0.1)%
Omnicom Group, Inc.			25,800	(1,150,164)

Aerospace & Defense — (0.2)%
Boeing Co. (The)			14,820	(1,087,047)
Lockheed Martin Corp.			16,350	(1,322,715)
Northrop Grumman Corp.			3,870	(226,318)
Raytheon Co.			7,970	(385,589)

				(3,021,669)

Agriculture — (0.1)%
Altria Group, Inc.			51,140	(1,516,301)
Lorillard, Inc.			2,100	(239,400)

				(1,755,701)

Automobile Manufacturers
Ford Motor Co.*			56,120	(603,851)

Banks — (0.1)%
Bank of Hawaii Corp.			8,890	(395,516)
Cullen/Frost Bankers, Inc.			8,730	(461,904)
Northern Trust Corp.			7,090	(281,189)

				(1,138,609)

Biotechnology
Amgen, Inc.			5,580	(358,292)
Regeneron Pharmaceuticals, Inc.*			1,100	(60,973)

				(419,265)

Chemicals — (0.2)%
Air Products & Chemicals, Inc.			2,700	(230,013)
Dow Chemical Co. (The)			13,700	(394,012)
Ecolab, Inc.			3,770	(217,944)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Chemicals (continued)
OM Group, Inc.*	11,720	$(262,411)
Praxair, Inc.	15,220	(1,627,018)
Sherwin-Williams Co. (The)	2,160	(192,823)
Valspar Corp. (The)	24,030	(936,449)

		(3,860,670)

Commercial Banks — (0.1)%
Commerce Bancshares, Inc.	6,368	(242,758)
KeyCorp	34,130	(262,460)
UMB Financial Corp.	13,420	(499,895)

		(1,005,113)

Commercial Services
Paychex, Inc.	10,900	(328,199)
SAIC, Inc.*	13,470	(165,546)

		(493,745)

Computers — (0.1)%
Dell, Inc.*	31,050	(454,262)
Hewlett-Packard Co.	13,900	(358,064)
International Business Machines Corp.	9,060	(1,665,953)

		(2,478,279)

Cosmetics/Personal Care
Estee Lauder Cos., Inc. (The) (Class A Stock)	6,690	(751,421)

Diversified
Digital Realty Trust, Inc.	4,300	(286,681)

Diversified Financial Services
Federated Investors, Inc. (Class B Stock)	11,090	(168,014)
Franklin Resources, Inc.	2,490	(239,189)
T. Rowe Price Group, Inc.	7,000	(398,650)

		(805,853)

Diversified Machinery — (0.1)%
Deere & Co.	5,600	(433,160)
Rockwell Automation, Inc.	8,120	(595,764)

		(1,028,924)

Diversified Manufacturing — (0.1)%
Dover Corp.	16,120	(935,766)
Eaton Corp.	8,790	(382,629)
General Electric Co.	27,160	(486,436)
Parker Hannifin Corp.	4,700	(358,375)

		(2,163,206)

Electric — (0.2)%
Consolidated Edison, Inc.	24,150	(1,498,024)
Edison International	17,070	(706,698)
Entergy Corp.	6,010	(439,030)
FirstEnergy Corp.	7,100	(314,530)
Wisconsin Energy Corp.	28,090	(982,026)

		(3,940,308)

Electronics
Agilent Technologies, Inc.*	6,030	(210,628)

Financial-Bank & Trust
Valley National Bancorp	42,227	(522,342)

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Food — (0.1)%
H.J. Heinz Co.	6,860	$(370,714)
Hershey Co. (The)	29,610	(1,829,306)
Sara Lee Corp.	7,820	(147,954)
Whole Foods Market, Inc.	1,390	(96,716)

		(2,444,690)

Forest Products & Paper
International Paper Co.	2,690	(79,624)

Healthcare Products — (0.1)%
Edwards Lifesciences Corp.*	2,100	(148,470)
Hospira, Inc.*	7,900	(239,923)
Medtronic, Inc.	9,200	(351,900)
Stryker Corp.	12,210	(606,959)
Varian Medical Systems, Inc.*	4,100	(275,233)
Zimmer Holdings, Inc.*	16,940	(904,935)

		(2,527,420)

Home Builders
MDC Holdings, Inc.	1,000	(17,630)

Household Products/Wares — (0.1)%
Church & Dwight Co., Inc.	17,950	(821,392)
Clorox Co. (The)	3,160	(210,330)

		(1,031,722)

Insurance — (0.2)%
American International Group, Inc.*	17,880	(414,816)
Aon Corp.	13,720	(642,096)
Arch Capital Group Ltd. (Bermuda)*	4,600	(171,258)
Chubb Corp. (The)	10,790	(746,884)
Fidelity National Financial, Inc. (Class A Stock)	7,000	(111,510)
Lincoln National Corp.	5,300	(102,926)
Principal Financial Group, Inc.	8,240	(202,704)
Progressive Corp. (The)	30,690	(598,762)
RenaissanceRe Holdings Ltd. (Bermuda)	2,390	(177,744)
Torchmark Corp.	12,070	(523,717)
Travelers Cos., Inc. (The)	7,580	(448,509)
W.R. Berkley Corp.	10,530	(362,127)

		(4,503,053)

Internet Software & Services
Google, Inc. (Class A Stock)*	980	(632,982)

Iron/Steel — (0.1)%
AK Steel Holding Corp.	34,130	(281,914)
Cliffs Natural Resources, Inc.	10,050	(626,618)
Nucor Corp.	19,220	(760,535)
United States Steel Corp.	3,915	(103,591)
Vale SA (Brazil), ADR	12,270	(263,192)

		(2,035,850)

Lodging — (0.1)%
Chrysler Group LLC/CG Co-Issuer, Inc.	18,430	(701,262)
Hyatt Hotels Corp. (Class A Stock)*	13,300	(500,612)

		(1,201,874)

Machinery – Construction & Mining
Caterpillar, Inc.	7,250	(656,850)

Media — (0.2)%
Gannett Co., Inc.	18,200	(243,334)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
New York Times Co. (The) (Class A Stock)*	16,820	$(130,019)
News Corp. (Class B Stock)	34,350	(624,483)
Scripps Networks Interactive, Inc. (Class A Stock)	19,510	(827,614)
Time Warner Cable, Inc.	2,860	(181,810)
Viacom, Inc. (Class B Stock)	12,630	(573,528)
Walt Disney Co. (The)	15,000	(562,500)
Washington Post Co. (The) (Class B Stock)	2,250	(847,822)

		(3,991,110)

Metal Fabricate/Hardware
Tenaris SA (Luxembourg), ADR	22,380	(832,088)

Oil & Gas — (0.1)%
Denbury Resources, Inc.*	1,900	(28,690)
Diamond Offshore Drilling, Inc.	4,890	(270,221)
EQT Corp.	2,690	(147,385)
Exxon Mobil Corp.	14,620	(1,239,191)
Newfield Exploration Co.*	6,300	(237,699)
Sunoco, Inc.	4,410	(180,898)
Tesoro Corp.*	12,750	(297,840)
Weatherford International Ltd. (Switzerland)*	4,370	(63,977)

		(2,465,901)

Pharmaceuticals — (0.2)%
Bristol-Myers Squibb Co.	11,010	(387,992)
Eli Lilly & Co.	41,290	(1,716,012)
Forest Laboratories, Inc.*	5,000	(151,300)
Isis Pharmaceuticals, Inc.*	17,070	(123,075)
Johnson & Johnson	12,210	(800,732)
Mead Johnson Nutrition Co.	1,900	(130,587)
Warner Chilcott PLC (Ireland) (Class A Stock)*	7,100	(107,423)

		(3,417,121)

Pipelines
TransCanada Corp (Canada)	4,790	(209,179)

Real Estate Investment Trusts — (0.4)%
American Campus Communities, Inc.	6,670	(279,873)
BioMed Realty Trust, Inc.	19,990	(361,419)
DDR Corp.	24,500	(298,165)
EastGroup Properties, Inc.	3,600	(156,528)
Equity One, Inc.	33,120	(562,378)
Equity Residential	7,000	(399,210)
Extra Space Storage, Inc.	41,800	(1,012,814)
Federal Realty Investment Trust	12,320	(1,118,040)
Highwoods Properties, Inc.	12,350	(366,424)
National Retail Properties, Inc.	12,180	(321,308)
Realty Income Corp.	9,670	(338,063)
Strategic Hotels & Resorts, Inc.*	21,000	(112,770)
Tanger Factory Outlet Centers	14,570	(427,192)
Taubman Centers, Inc.	17,430	(1,082,403)
Washington Real Estate Investment Trust	21,300	(582,555)

		(7,419,142)

Retail — (0.1)%
TJX Cos., Inc. (The)	5,200	(335,660)
Wal-Mart Stores, Inc.	9,630	(575,489)

		(911,149)

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors — (0.3)%
Advanced Micro Devices, Inc.*	21,100	$(113,940)
Cypress Semiconductor Corp.*	18,800	(317,532)
Intel Corp.	68,040	(1,649,970)
KLA-Tencor Corp.	12,200	(588,650)
Linear Technology Corp.	9,920	(297,898)
Microchip Technology, Inc.	46,720	(1,711,354)
NVIDIA Corp.*	7,900	(109,494)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	45,780	(591,020)
Texas Instruments, Inc.	7,960	(231,716)

		(5,611,574)

Software
Electronic Arts, Inc.*	29,040	(598,224)

Telecommunications — (0.1)%
AT&T, Inc.	37,560	(1,135,814)
Ciena Corp.*	7,580	(91,718)
JDS Uniphase Corp.*	12,040	(125,698)
Motorola Solutions, Inc.	7,611	(352,313)

		(1,705,543)

Transportation — (0.1)%
FedEx Corp.	5,780	(482,688)
Heartland Express, Inc.	38,460	(549,593)
Knight Transportation, Inc.	27,100	(423,844)
United Parcel Service, Inc. (Class B Stock) .	4,330	(316,913)
Werner Enterprises, Inc.	22,420	(540,322)

		(2,313,360)

TOTAL COMMON STOCKS (proceeds received $66,406,036)		(70,242,515)

EXCHANGE TRADED FUNDS — (0.4)%
Consumer Discretionary Select Sector SPDR Fund	16,400	(639,928)
Consumer Staples Select Sector SPDR Fund	98,600	(3,203,514)
Health Care Select Sector SPDR Fund	9,200	(319,148)
Materials Select Sector SPDR Fund	19,200	(643,200)
Utilities Select Sector SPDR Fund	73,984	(2,661,944)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $7,064,164)		(7,467,734)

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — (0.6)%
Federal National Mortgage Assoc . (proceeds received $12,320,737)
5.000%	TBA	$11,448	(12,367,418)
TOTAL SECURITIES SOLD SHORT (proceeds received $85,790,937)			(90,077,667)

Value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 101.0% (cost $2,020,125,830)	$2,024,996,461

LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.0)%	(20,069,442)

NET ASSETS — 100.0%	$2,004,927,019

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
FHLMC	Federal Home Loan Mortgage Corporation
FICO	Financing Corporation
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-Voting Depositary Receipt
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
UTS	Unit Trust Security
XHKG	Hong Kong Stock Exchange
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $100,688,998; cash collateral of $103,338,564 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)(1)
Long Positions:
6	30 Day Fed Fund	Mar. 2012	$2,496,700	$2,497,950	$1,250
6	30 Day Fed Fund	Jul. 2012	2,493,866	2,497,200	3,334
6	30 Day Fed Fund	Aug. 2012	2,492,991	2,496,950	3,959
16	90 Day Euro Dollar	Jun. 2013	3,970,200	3,969,400	(800)
243	2 Year U.S. Treasury Notes	Mar. 2012	53,583,031	53,592,891	9,860
15	5 Year Euro-Bobl	Mar. 2012	2,386,592	2,428,849	42,257
371	5 Year U.S. Treasury Notes	Mar. 2012	45,532,148	45,728,649	196,501
103	10 Year Australian Bonds	Mar. 2012	89,875,097	90,038,752	163,655
509	30 Year U.S. Treasury Bonds	Mar. 2012	72,665,937	73,709,562	1,043,625
115	DAX Index	Mar. 2012	21,509,416	21,953,666	444,250
239	Euro STOXX 50	Mar. 2012	6,870,575	7,139,222	268,647
5	FTSE 100 Index	Mar. 2012	419,850	429,867	10,017
8	Hang Seng Index	Jan. 2012	959,493	950,532	(8,961)
1,801	S&P 500 E-Mini	Mar. 2012	111,738,990	112,796,630	1,057,640
186	S&P/TSX 60 Index	Mar. 2012	24,680,599	24,790,262	109,663
273	TOPIX Index	Mar. 2012	26,355,437	25,820,969	(534,468)

					2,810,429

Short Positions:
1	90 Day Euro Dollar	Jan. 2012	248,350	248,525	(175)
6	90 Day Euro Dollar	Mar. 2012	1,490,225	1,490,325	(100)
21	90 Day Euro Dollar	Jun. 2012	5,216,725	5,212,987	3,738
7	90 Day Euro Dollar	Sep. 2012	1,739,351	1,737,138	2,213
6	90 Day Euro Dollar	Dec. 2012	1,489,688	1,488,675	1,013
16	90 Day Euro Dollar	Mar. 2013	3,958,175	3,970,000	(11,825)
12	90 Day Euro Dollar	Jun. 2013	2,969,188	2,977,050	(7,862)
2	90 Day Euro Dollar	Sep. 2013	495,800	496,050	(250)
2	90 Day Euro Dollar	Dec. 2013	495,300	495,775	(475)
20	90 Day Euro Dollar	Jun. 2015	4,914,750	4,916,250	(1,500)
108	2 Year U.S. Treasury Notes	Mar. 2012	23,808,328	23,819,063	(10,735)
1,278	5 Year U.S. Treasury Notes	Mar. 2012	156,866,195	157,523,485	(657,290)
26	10 Japanese Government Bond	Mar. 2012	47,875,536	48,105,236	(229,700)
51	10 Year Euro-Bund	Mar. 2012	8,886,469	9,177,558	(291,089)
50	10 Year U.S. Treasury Notes	Mar. 2012	6,524,054	6,556,250	(32,196)
336	FTSE 100 Index	Mar. 2012	28,487,817	28,887,067	(399,250)
1,377	OMXS30 Index	Jan. 2012	19,226,742	19,788,479	(561,737)
569	Russell 2000 Mini	Mar. 2012	42,191,025	42,037,720	153,305
195	SPI 200 Index	Mar. 2012	20,767,278	20,039,301	727,977

					(1,315,938)

					$1,494,491

(1)	Cash of $1,413,000 and U.S. Treasury Securities with a market value of $23,822,946 have been segregated to cover requirements for open futures contracts as of December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/10/12	RBC Dominion Securities	AUD	8,723	$8,892,946	$8,877,730	$(15,216)
Expiring 03/29/12	BNP Paribas	AUD	254	253,511	257,443	3,932
British Pound,
Expiring 02/10/12	Credit Suisse First Boston Corp.	GBP	589	919,187	914,051	(5,136)
Expiring 02/10/12	WestPac Banking Corp.	GBP	297	464,085	460,828	(3,257)
Expiring 03/13/12	ANZ Capital	GBP	164	255,138	253,765	(1,373)
Expiring 03/13/12	Barclays Capital Group	GBP	350	542,938	543,159	221
Expiring 03/13/12	Deutsche Bank	GBP	518	808,705	803,824	(4,881)
Expiring 03/29/12	RBC Dominion Securities	GBP	276	427,514	428,102	588
Canadian Dollar,
Expiring 02/10/12	Credit Suisse First Boston Corp.	CAD	796	780,512	781,112	600
Expiring 03/29/12	Citigroup Global Markets	CAD	1,470	1,416,796	1,439,590	22,794
Euro,
Expiring 02/10/12	Barclays Capital Group	EUR	179	245,395	231,322	(14,073)
Expiring 02/10/12	Credit Suisse First Boston Corp.	EUR	906	1,183,293	1,173,514	(9,779)
Expiring 02/10/12	Credit Suisse First Boston Corp.	EUR	418	559,177	541,476	(17,701)
Expiring 02/10/12	Morgan Stanley	EUR	343	458,614	444,483	(14,131)
Expiring 02/10/12	UBS Securities	EUR	521	717,791	674,435	(43,356)
Expiring 02/10/12	WestPac Banking Corp.	EUR	695	954,502	899,274	(55,228)
Expiring 02/10/12	WestPac Banking Corp.	EUR	478	655,223	618,859	(36,364)
Expiring 02/10/12	WestPac Banking Corp.	EUR	130	172,189	168,306	(3,883)
Expiring 03/29/12	RBC Dominion Securities	EUR	128	168,543	166,409	(2,134)
Expiring 03/29/12	UBS Securities	EUR	160	208,565	207,850	(715)
Hong Kong Dollar,
Expiring 02/10/12	RBC Dominion Securities	HKD	2,521	324,065	324,627	562
Expiring 03/29/12	WestPac Banking Corp.	HKD	2,334	300,000	300,580	580
Japanese Yen,
Expiring 02/10/12	WestPac Banking Corp.	JPY	150,194	1,927,782	1,952,675	24,893
Expiring 03/29/12	Morgan Stanley	JPY	18,664	240,728	242,897	2,169
Expiring 03/29/12	RBC Dominion Securities	JPY	22,184	286,098	288,706	2,608
Norwegian Krone,
Expiring 02/10/12	Barclays Capital Group	NOK	2,509	444,978	418,860	(26,118)
Singapore Dollar,
Expiring 02/10/12	Morgan Stanley	SGD	475	366,891	366,008	(883)
Expiring 02/10/12	WestPac Banking Corp.	SGD	1,729	1,359,232	1,332,975	(26,257)
Swedish Krona,
Expiring 02/10/12	Barclays Capital Group	SEK	5,253	794,631	761,681	(32,950)
Expiring 03/29/12	Credit Suisse First Boston Corp.	SEK	4,392	634,956	635,720	764
Swiss Franc,
Expiring 02/10/12	UBS Securities	CHF	3,033	3,436,994	3,231,206	(205,788)
Expiring 03/29/12	Citigroup Global Markets	CHF	565	605,449	602,743	(2,706)

				$30,806,428	$30,344,210	$(462,218)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/10/12	Credit Suisse First Boston Corp.	AUD	253	$253,760	$257,280	$(3,520)
Expiring 02/10/12	Deutsche Bank	AUD	964	981,286	981,549	(263)
Expiring 02/10/12	WestPac Banking Corp.	AUD	475	464,085	483,350	(19,265)
Expiring 02/10/12	WestPac Banking Corp.	AUD	324	311,644	329,391	(17,747)
Expiring 03/13/12	UBS Securities	AUD	5,450	5,554,941	5,528,242	26,699
Expiring 03/29/12	Citigroup Global Markets	AUD	774	761,684	783,256	(21,572)
British Pound,
Expiring 02/10/12	BNP Paribas	GBP	547	878,671	849,410	29,261
Expiring 02/10/12	Citigroup Global Markets	GBP	4,279	6,828,828	6,642,578	186,250
Expiring 02/10/12	RBC Dominion Securities	GBP	367	590,263	569,986	20,277

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued),
Expiring 03/13/12	Barclays Capital Group	GBP	11,267	$17,689,049	$17,485,508	$203,541
Expiring 03/13/12	Barclays Capital Group	GBP	298	462,148	462,118	30
Expiring 03/13/12	Morgan Stanley	GBP	361	564,677	559,632	5,045
Canadian Dollar,
Expiring 02/10/12	RBC Dominion Securities	CAD	1,440	1,412,214	1,411,815	399
Expiring 03/13/12	UBS Securities	CAD	1,795	1,775,968	1,759,189	16,779
Expiring 03/29/12	UBS Securities	CAD	246	236,055	241,056	(5,001)
Euro,
Expiring 02/10/12	Barclays Capital Group	EUR	179	246,101	231,322	14,779
Expiring 02/10/12	State Street Bank	EUR	362	510,484	468,008	42,476
Expiring 02/10/12	UBS Securities	EUR	1,606	2,206,897	2,079,637	127,260
Expiring 02/10/12	UBS Securities	EUR	512	694,821	662,805	32,016
Expiring 02/10/12	UBS Securities	EUR	254	339,373	328,319	11,054
Expiring 02/10/12	WestPac Banking Corp.	EUR	198	268,373	256,474	11,899
Expiring 03/13/12	Citigroup Global Markets	EUR	223	288,452	289,091	(639)
Expiring 03/13/12	Deutsche Bank	EUR	5,317	7,136,597	6,885,745	250,852
Expiring 03/13/12	Deutsche Bank	EUR	1,533	2,005,608	1,985,373	20,235
Expiring 03/13/12	Morgan Stanley	EUR	344	450,402	445,744	4,658
Expiring 03/29/12	RBC Dominion Securities	EUR	396	517,102	513,445	3,657
Hong Kong Dollar,
Expiring 02/10/12	BNP Paribas	HKD	6,974	898,277	898,095	182
Expiring 02/10/12	Credit Suisse First Boston Corp.	HKD	6,725	865,239	866,010	(771)
Expiring 03/13/12	Citigroup Global Markets	HKD	8,147	1,048,426	1,049,313	(887)
Expiring 03/29/12	RBC Dominion Securities	HKD	730	93,884	94,092	(208)
Japanese Yen,
Expiring 02/10/12	State Street Bank	JPY	121,243	1,603,317	1,576,285	27,032
Expiring 03/13/12	Citigroup Global Markets	JPY	161,539	2,091,607	2,101,568	(9,961)
Singapore Dollar,
Expiring 03/29/12	Credit Suisse First Boston Corp.	SGD	74	56,968	57,328	(360)
Swedish Krona,
Expiring 02/10/12	State Street Bank	SEK	1,800	280,696	260,983	19,713
Swiss Franc,
Expiring 02/10/12	Credit Suisse First Boston Corp.	CHF	258	278,527	274,874	3,653
Expiring 02/10/12	State Street Bank	CHF	140	162,872	149,565	13,307
Expiring 02/10/12	UBS Securities	CHF	1,367	1,551,418	1,456,184	95,234
Expiring 02/10/12	WestPac Banking Corp.	CHF	490	516,593	522,083	(5,490)
Expiring 02/10/12	WestPac Banking Corp.	CHF	269	290,699	287,061	3,638
Expiring 02/10/12	WestPac Banking Corp.	CHF	265	286,396	282,061	4,335
Expiring 03/13/12	UBS Securities	CHF	992	1,074,912	1,057,602	17,310

				$64,529,314	$63,423,427	$1,105,887

Cross currency exchange contracts outstanding at December 31, 2011:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/10/12	Buy	AUD	396	GBP	257	$3,761	WestPac Banking Corp.
02/10/12	Buy	CAD	225	EUR	161	11,885	WestPac Banking Corp.
02/10/12	Buy	EUR	145	CAD	193	(1,300)	UBS Securities
02/10/12	Buy	EUR	213	CAD	296	(14,582)	UBS Securities
02/10/12	Buy	EUR	587	JPY	63,690	(68,147)	UBS Securities
02/10/12	Buy	GBP	119	EUR	142	1,216	Barclays Capital Group
02/10/12	Buy	GBP	122	EUR	142	5,834	Citigroup Global Markets
02/10/12	Buy	GBP	109	NOK	999	2,241	Credit Suisse First Boston Corp.
02/10/12	Buy	GBP	495	EUR	576	22,767	Credit Suisse First Boston Corp.
02/10/12	Buy	GBP	310	JPY	37,728	(10,085)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Cross currency exchange contracts outstanding at December 31, 2011 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/10/12	Buy	GBP	187	NZD	370	$2,970	WestPac Banking Corp.
02/10/12	Buy	GBP	219	EUR	255	9,685	WestPac Banking Corp.
02/10/12	Buy	GBP	302	EUR	350	14,841	WestPac Banking Corp.
02/10/12	Buy	HKD	2,237	GBP	184	1,846	UBS Securities
02/10/12	Buy	JPY	14,356	EUR	142	2,887	Barclays Capital Group
02/10/12	Buy	JPY	14,601	EUR	146	—	Barclays Capital Group
02/10/12	Buy	JPY	14,369	AUD	185	(1,176)	UBS Securities
02/10/12	Buy	JPY	17,346	EUR	162	15,690	UBS Securities
02/10/12	Buy	JPY	26,967	GBP	223	4,360	UBS Securities

						$4,693

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$ 140	07/18/13	0.635%	3 month LIBOR(1)	$79	$—	$79	Deutsche Bank AG
2,406	08/09/16	1.975%	3 month LIBOR(1)	(106,869)	—	(106,869)	Deutsche Bank AG
2,932	12/23/16	1.263%	3 month LIBOR(1)	(6,444)	—	(6,444)	Royal Bank of Scotland Group PLC
3,000	12/28/21	3.020%	3 month LIBOR(1)	(13,598)	—	(13,598)	Deutsche Bank AG
505	08/09/41	4.045%	3 month LIBOR(1)	161,329	—	161,329	Deutsche Bank AG

				$34,497	$—	$34,497

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.NA.IG.17	12/20/16	1.000%	$900	$(8,145)	$(14,294)	$6,149	UBS AG
CMBX.NA.A.2.V1	03/15/49	0.250%	320	(184,434)	(145,564)	(38,870)	Citigroup, Inc.
CMBX.NA.A.2.V1	03/15/49	0.250%	240	(138,326)	(117,295)	(21,031)	Deutsche Bank AG
CMBX.NA.A.2.V1	03/15/49	0.250%	240	(138,326)	(117,295)	(21,031)	Morgan Stanley
CMBX.NA.AA.3.V1	12/13/49	1.000%	250	(182,712)	(166,930)	(15,782)	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	0.290%	120	(87,702)	(80,413)	(7,289)	Morgan Stanley
CMBX.NA.AJ.V1	02/17/49	0.250%	300	(130,207)	(93,994)	(36,213)	Citigroup, Inc.
CMBX.NA.AM.2	03/15/49	0.500%	225	(37,306)	(38,927)	1,621	Credit Suisse First Boston
CMBX.NA.AM.2	03/15/49	0.500%	150	(24,871)	(29,863)	4,992	Credit Suisse First Boston
CMBX.NA.AM.2	03/15/49	0.500%	75	(12,435)	(16,428)	3,993	UBS AG
CMBX.NA.AM.3	12/13/49	0.500%	150	(30,140)	(39,951)	9,811	Credit Suisse First Boston
CMBX.NA.AM.3	12/13/49	0.500%	75	(15,070)	(18,665)	3,595	Credit Suisse First Boston
CMBX.NA.AM.4	02/17/51	0.500%	200	(48,458)	(65,199)	16,741	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1) (continued)
MCDX.NA.17-V1	12/20/16	1.000%	$450	$19,228	$16,870	$2,358	Citigroup, Inc.
MCDX.NA.17-V1	12/20/16	1.000%	450	19,228	16,171	3,057	Morgan Stanley
MCDX.NA.17-V1	12/20/16	1.000%	200	8,546	7,748	798	Morgan Stanley

				$(991,130)	$(904,029)	$(87,101)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Amkor Technologies, Inc.	09/20/16	5.000%	$100	6.363%	$(5,113)	$1,997	$(7,110)	Deutsche Bank AG
Block Financial, LLC	09/20/12	5.000%	100	6.450%	(861)	(1,813)	952	Deutsche Bank AG
Block Financial, LLC	09/20/12	5.000%	50	6.450%	(431)	(715)	284	Deutsche Bank AG
Block Financial, LLC	12/20/12	5.000%	120	6.613%	(1,618)	(886)	(732)	Citigroup, Inc.
Block Financial, LLC	03/20/13	5.000%	330	6.707%	(5,990)	641	(6,631)	Citigroup, Inc.
Block Financial, LLC	03/20/13	5.000%	120	6.707%	(2,178)	301	(2,479)	Deutsche Bank AG
Block Financial, LLC	03/20/13	5.000%	50	6.707%	(908)	105	(1,013)	UBS AG
Block Financial, LLC	09/20/16	5.000%	150	5.491%	(2,589)	5,680	(8,269)	Deutsche Bank AG
Block Financial, LLC	09/20/16	5.000%	100	5.491%	(1,726)	2,064	(3,790)	Morgan Stanley
Block Financial, LLC	12/20/16	5.000%	850	5.467%	(14,517)	1,256	(15,773)	UBS AG
Boyd Gaming Corp.	06/20/14	5.000%	450	8.849%	(36,915)	(3,308)	(33,607)	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	450	8.849%	(36,915)	(2,959)	(33,956)	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	350	8.849%	(28,712)	(5,059)	(23,653)	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	250	8.849%	(20,509)	(3,112)	(17,397)	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	220	8.849%	(18,048)	(2,842)	(15,206)	Morgan Stanley
Boyd Gaming Corp.	06/20/14	5.000%	100	8.849%	(8,203)	(2,091)	(6,112)	BNP Paribas Bank
Boyd Gaming Corp.	06/20/14	5.000%	90	8.849%	(7,383)	(1,247)	(6,136)	Deutsche Bank AG
Caesar’s Entertainment	03/20/12	5.000%	50	10.769%	(556)	(1,196)	640	Morgan Stanley
Caesar’s Entertainment	12/20/12	5.000%	50	13.206%	(3,695)	(3,562)	(133)	Royal Bank of Scotland Group PLC
Caesar’s Entertainment	03/20/13	5.000%	260	14.604%	(27,680)	(3,024)	(24,656)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	260	14.604%	(26,401)	(4,008)	(22,393)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	230	14.604%	(24,486)	(2,821)	(21,665)	Barclays Bank PLC
Caesar’s Entertainment	03/20/13	5.000%	220	14.604%	(23,421)	(2,017)	(21,404)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	180	14.604%	(19,163)	(3,301)	(15,862)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Caesar’s Entertainment	03/20/13	5.000%	$130	14.604%	$(13,840)	$(1,219)	$(12,621)	Royal Bank of Scotland Group PLC
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(787)	(9,859)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,154)	(1,416)	(8,738)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(1,067)	(9,579)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(1,544)	(9,102)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(1,529)	(9,117)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(1,217)	(9,429)	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(1,447)	(9,199)	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(1,473)	(9,173)	Royal Bank of Scotland Group PLC
Caesar’s Entertainment	03/20/13	5.000%	100	14.604%	(10,646)	(1,088)	(9,558)	Royal Bank of Scotland Group PLC
Caesar’s Entertainment	03/20/13	5.000%	70	14.604%	(7,452)	(1,070)	(6,382)	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	60	14.604%	(6,388)	(943)	(5,445)	Royal Bank of Scotland Group PLC
Caesar’s Entertainment	03/20/13	5.000%	50	14.604%	(5,323)	(779)	(4,544)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	50	14.604%	(5,323)	(878)	(4,445)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	50	14.604%	(5,323)	(884)	(4,439)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	30	14.604%	(3,194)	(550)	(2,644)	Morgan Stanley
Clear Channel Communications	06/20/13	5.000%	170	9.582%	(10,495)	(11,275)	780	Barclays Bank PLC
Clear Channel Communications	06/20/13	5.000%	150	9.582%	(9,260)	363	(9,623)	Royal Bank of Scotland Group PLC
Clear Channel Communications	06/20/13	5.000%	120	9.582%	(7,408)	(8,499)	1,091	Barclays Bank PLC
Clear Channel Communications	06/20/13	5.000%	50	9.582%	(3,087)	(291)	(2,796)	Morgan Stanley
Clear Channel Communications	09/20/13	5.000%	200	10.166%	(16,103)	(7,118)	(8,985)	Deutsche Bank AG
Clear Channel Communications	03/20/14	5.000%	230	10.922%	(26,481)	(6,215)	(20,266)	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%	150	10.922%	(17,270)	(3,281)	(13,989)	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%	120	10.922%	(13,816)	(4,629)	(9,187)	Barclays Bank PLC
Clear Channel Communications	03/20/14	5.000%	120	10.922%	(13,816)	(4,637)	(9,179)	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%	120	10.922%	(13,816)	(5,055)	(8,761)	Morgan Stanley
Clear Channel Communications	03/20/14	5.000%	100	10.922%	(11,514)	(2,610)	(8,904)	Citigroup, Inc.
Clear Channel Communications	06/20/14	5.000%	220	12.881%	(36,876)	(7,168)	(29,708)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Clear Channel Communications	09/20/14	5.000%		$250	14.383%	$(53,662)	$(8,462)	$(45,200)	UBS AG
Clear Channel Communications	09/20/14	5.000%		120	14.383%	(25,758)	(4,458)	(21,300)	Deutsche Bank AG
Clear Channel Communications	09/20/14	5.000%		120	14.383%	(25,758)	(3,943)	(21,815)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		120	14.383%	(25,758)	(4,339)	(21,419)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		100	14.383%	(21,465)	(4,922)	(16,543)	Barclays Bank PLC
Clear Channel Communications	09/20/14	5.000%		100	14.383%	(21,465)	(7,485)	(13,980)	UBS AG
Conagra Food, Inc.	03/20/17	1.000%		450	0.637%	8,430	7,610	820	Barclays Bank PLC
Cooper Tire & Rubber Co.	12/20/16	5.000%		100	5.594%	(2,302)	(5,669)	3,367	UBS AG
Cooper Tire & Rubber Co.	12/20/16	5.000%		100	5.594%	(2,302)	(6,747)	4,445	UBS AG
Cooper Tire & Rubber Co.	12/20/16	5.000%		50	5.594%	(1,151)	(1,587)	436	Morgan Stanley
Dixon’s Retail PLC	06/20/12	5.000%	EUR	100	8.885%	(2,105)	(1,861)	(244)	Barclays Bank PLC
Dixon’s Retail PLC	06/20/12	5.000%	EUR	60	8.885%	(1,263)	(1,158)	(105)	Barclays Bank PLC
Dixon’s Retail PLC	06/20/12	5.000%	EUR	60	8.885%	(1,263)	(1,119)	(144)	Citigroup, Inc.
Dixon’s Retail PLC	09/20/12	5.000%	EUR	50	8.886%	(1,640)	(1,916)	276	Barclays Bank PLC
Dixon’s Retail PLC	06/20/13	5.000%	EUR	300	11.077%	(30,365)	(18,794)	(11,571)	Barclays Bank PLC
Dixon’s Retail PLC	06/20/13	5.000%	EUR	200	11.077%	(20,115)	(12,394)	(7,721)	Barclays Bank PLC
Eastman Kodak Co.	03/20/12	5.000%		50	147.943%	(13,039)	(8,077)	(4,962)	Barclays Bank PLC
Eastman Kodak Co.	03/20/12	5.000%		50	147.943%	(13,039)	(16,878)	3,839	Royal Bank of Scotland Group PLC
Eastman Kodak Co.	03/20/12	5.000%		30	147.943%	(7,823)	(9,675)	1,852	Morgan Stanley
Eastman Kodak Co.	03/20/12	5.000%		20	147.943%	(5,216)	(6,012)	796	Morgan Stanley
Eastman Kodak Co.	06/20/12	5.000%		100	147.972%	(45,027)	(34,501)	(10,526)	UBS AG
Eastman Kodak Co.	06/20/12	5.000%		50	147.972%	(22,513)	(18,899)	(3,614)	Morgan Stanley
Eastman Kodak Co.	09/20/12	5.000%		150	147.989%	(85,040)	(11,702)	(73,338)	UBS AG
Eastman Kodak Co.	09/20/12	5.000%		100	147.989%	(56,693)	(7,154)	(49,539)	Barclays Bank PLC
Eastman Kodak Co.	09/20/12	5.000%		100	147.989%	(56,693)	(4,500)	(52,193)	Citigroup, Inc.
Eastman Kodak Co.	09/20/12	5.000%		100	147.989%	(56,693)	(5,558)	(51,135)	Deutsche Bank AG
Eastman Kodak Co.	09/20/12	5.000%		100	147.989%	(56,693)	(5,149)	(51,544)	Deutsche Bank AG
Eastman Kodak Co.	09/20/12	5.000%		100	147.989%	(56,693)	(10,318)	(46,375)	Morgan Stanley
Eastman Kodak Co.	09/20/12	5.000%		50	147.989%	(28,347)	(5,327)	(23,020)	Barclays Bank PLC
Eastman Kodak Co.	09/20/12	5.000%		50	147.989%	(28,347)	(3,349)	(24,998)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Eastman Kodak Co.	09/20/12	5.000%	$50	147.989%	$(28,347)	$(4,680)	$(23,667)	Barclays Bank PLC
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(2,807)	(25,540)	Barclays Bank PLC
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(4,991)	(23,356)	Citigroup, Inc.
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(5,484)	(22,863)	Citigroup, Inc.
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(2,731)	(25,616)	Credit Suisse First Boston
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(5,815)	(22,532)	Deutsche Bank AG
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(5,344)	(23,003)	Morgan Stanley
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(3,417)	(24,930)	Morgan Stanley
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(3,687)	(24,660)	Morgan Stanley
Eastman Kodak Co.	09/20/12	5.000%	50	147.989%	(28,347)	(4,474)	(23,873)	Morgan Stanley
Eastman Kodak Co.	12/20/12	5.000%	170	130.114%	(97,274)	(81,260)	(16,014)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	100	130.114%	(57,220)	(46,781)	(10,439)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	100	130.114%	(57,220)	(51,571)	(5,649)	Deutsche Bank AG
Eastman Kodak Co.	12/20/12	5.000%	100	130.114%	(57,220)	(7,245)	(49,975)	Morgan Stanley
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(18,043)	(10,567)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(17,363)	(11,247)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(17,363)	(11,247)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(17,363)	(11,247)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(22,715)	(5,895)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(23,391)	(5,219)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(17,642)	(10,968)	Deutsche Bank AG
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(22,975)	(5,635)	Deutsche Bank AG
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(22,715)	(5,895)	Deutsche Bank AG
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(24,093)	(4,517)	Deutsche Bank AG
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(24,896)	(3,714)	Morgan Stanley
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(16,840)	(11,770)	Morgan Stanley
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(16,965)	(11,645)	Morgan Stanley
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(3,622)	(24,988)	Morgan Stanley
Eastman Kodak Co.	12/20/12	5.000%	50	130.114%	(28,610)	(23,932)	(4,678)	Royal Bank of Scotland Group PLC
Eastman Kodak Co.	12/20/12	5.000%	40	130.114%	(22,888)	(19,120)	(3,768)	Barclays Bank PLC
Eastman Kodak Co.	12/20/12	5.000%	20	130.114%	(11,444)	(8,975)	(2,469)	Morgan Stanley
Eastman Kodak Co.	03/20/13	5.000%	100	117.094%	(57,717)	(35,989)	(21,728)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Eastman Kodak Co.	06/20/13	5.000%	$100	106.912%	$(58,208)	$(6,295)	$(51,913)	Deutsche Bank AG
Eastman Kodak Co.	06/20/13	5.000%	100	106.912%	(58,208)	(6,279)	(51,929)	Deutsche Bank AG
Eastman Kodak Co.	06/20/13	5.000%	100	106.912%	(58,208)	(6,287)	(51,921)	Deutsche Bank AG
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(3,317)	(25,787)	Barclays Bank PLC
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(3,490)	(25,614)	Barclays Bank PLC
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(4,223)	(24,881)	Barclays Bank PLC
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(3,898)	(25,206)	Citigroup, Inc.
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(3,707)	(25,397)	Citigroup, Inc.
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(4,106)	(24,998)	Citigroup, Inc.
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(3,962)	(25,142)	Deutsche Bank AG
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(3,752)	(25,352)	Deutsche Bank AG
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(4,015)	(25,089)	Deutsche Bank AG
Eastman Kodak Co.	06/20/13	5.000%	50	106.912%	(29,104)	(4,223)	(24,881)	UBS AG
Eastman Kodak Co.	12/20/13	5.000%	170	92.488%	(100,508)	(5,448)	(95,060)	Morgan Stanley
Eastman Kodak Co.	12/20/13	5.000%	120	92.488%	(70,947)	(3,353)	(67,594)	Citigroup, Inc.
Eastman Kodak Co.	12/20/13	5.000%	120	92.488%	(70,947)	(3,767)	(67,180)	Citigroup, Inc.
Eastman Kodak Co.	12/20/13	5.000%	120	92.488%	(70,947)	(3,953)	(66,994)	UBS AG
Eastman Kodak Co.	03/20/14	5.000%	250	87.264%	(148,857)	(7,984)	(140,873)	Deutsche Bank AG
Eastman Kodak Co.	03/20/14	5.000%	250	87.264%	(148,857)	(10,706)	(138,151)	UBS AG
Eastman Kodak Co.	03/20/14	5.000%	140	87.264%	(83,360)	(7,487)	(75,873)	Deutsche Bank AG
Eastman Kodak Co.	03/20/14	5.000%	100	87.264%	(59,543)	(5,343)	(54,200)	Deutsche Bank AG
Eastman Kodak Co.	03/20/14	5.000%	100	87.264%	(59,543)	(4,636)	(54,907)	Morgan Stanley
Eastman Kodak Co.	03/20/14	5.000%	70	87.264%	(41,680)	(3,066)	(38,614)	Morgan Stanley
Eastman Kodak Co.	03/20/14	5.000%	50	87.264%	(29,771)	(2,318)	(27,453)	Deutsche Bank AG
Eastman Kodak Co.	06/20/14	5.000%	170	83.045%	(102,211)	(18,652)	(83,559)	Deutsche Bank AG
Eastman Kodak Co.	06/20/14	5.000%	170	83.045%	(102,211)	(20,176)	(82,035)	Deutsche Bank AG
Eastman Kodak Co.	06/20/14	5.000%	150	83.045%	(90,186)	(21,296)	(68,890)	Deutsche Bank AG
Eastman Kodak Co.	06/20/14	5.000%	30	83.045%	(18,037)	(3,156)	(14,881)	UBS AG
First Data Corp.	12/20/12	5.000%	450	4.780%	1,697	(3,149)	4,846	UBS AG
First Data Corp.	12/20/12	5.000%	120	4.780%	452	(294)	746	Barclays Bank PLC
First Data Corp.	12/20/12	5.000%	120	4.780%	594	(322)	916	Barclays Bank PLC
First Data Corp.	12/20/12	5.000%	120	4.780%	452	(1,130)	1,582	UBS AG
First Data Corp.	12/20/12	5.000%	50	4.780%	189	(770)	959	Barclays Bank PLC
First Data Corp.	12/20/12	5.000%	50	4.780%	189	(770)	959	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
First Data Corp.	12/20/12	5.000%	$20	4.780%	$75	$(178)	$253	Barclays Bank PLC
First Data Corp.	12/20/13	5.000%	240	7.449%	(10,390)	(9,379)	(1,011)	Barclays Bank PLC
Freeport-McMoran C & G	03/20/17	1.000%	350	2.005%	(16,907)	(16,886)	(21)	Citigroup, Inc.
Gannett Co., Inc.	06/20/14	5.000%	450	2.212%	30,825	35,311	(4,486)	UBS AG
								Barclays Bank
Georgia-Pacific LLC	12/20/16	1.000%	200	1.467%	(4,339)	(9,674)	5,335	PLC
Harrah’s Operating Co., Inc.	12/20/12	5.000%	120	13.206%	(8,868)	(1,885)	(6,983)	Citigroup, Inc.
K. Hovnanian Enterprises	09/20/12	5.000%	50	24.322%	(6,311)	(1,852)	(4,459)	Morgan Stanley
K. Hovnanian Enterprises	09/20/12	5.000%	50	24.322%	(6,311)	(6,513)	202	Royal Bank of Scotland Group PLC
K. Hovnanian Enterprises	09/20/12	5.000%	50	24.322%	(6,311)	(3,820)	(2,491)	UBS AG
K. Hovnanian Enterprises	09/20/12	5.000%	50	24.322%	(6,311)	(4,796)	(1,515)	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	50	26.329%	(9,037)	(8,513)	(524)	Morgan Stanley
K. Hovnanian Enterprises	12/20/12	5.000%	50	26.329%	(9,037)	(7,765)	(1,272)	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	50	26.329%	(9,037)	(9,490)	453	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	50	26.329%	(9,037)	(10,775)	1,738	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	50	26.329%	(9,037)	(8,271)	(766)	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	30	26.329%	(5,422)	(4,659)	(763)	Morgan Stanley
K. Hovnanian Enterprises	12/20/12	5.000%	20	26.329%	(3,615)	(3,251)	(364)	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/13	5.000%	200	27.477%	(45,898)	(7,375)	(38,523)	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%	20	27.477%	(4,590)	(4,784)	194	Royal Bank of Scotland Group PLC
K. Hovnanian Enterprises	06/20/13	5.000%	230	28.899%	(64,901)	(3,109)	(61,792)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	150	28.899%	(42,327)	(3,684)	(38,643)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	150	28.899%	(42,327)	(15,416)	(26,911)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	28.899%	(28,218)	(12,750)	(15,468)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	28.899%	(28,218)	(2,674)	(25,544)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	31.117%	(40,726)	(7,589)	(33,137)	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	31.117%	(40,726)	(7,575)	(33,151)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
K. Hovnanian Enterprises	06/20/13	5.000%	$50	28.899%	$(14,109)	$(6,012)	$(8,097)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(4,576)	(9,533)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(4,963)	(9,146)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(5,505)	(8,604)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(5,334)	(8,775)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(6,375)	(7,734)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(6,400)	(7,709)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(6,165)	(7,944)	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	28.899%	(14,109)	(6,573)	(7,536)	UBS AG
K. Hovnanian Enterprises	09/20/13	5.000%	50	29.879%	(16,458)	(7,274)	(9,184)	Deutsche Bank AG
K. Hovnanian Enterprises	09/20/13	5.000%	50	29.879%	(16,458)	(7,031)	(9,427)	Deutsche Bank AG
K. Hovnanian Enterprises	09/20/13	5.000%	50	29.879%	(16,458)	(7,587)	(8,871)	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/14	5.000%	400	31.117%	(162,904)	(18,385)	(144,519)	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/14	5.000%	300	31.117%	(122,178)	(12,849)	(109,329)	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/14	5.000%	300	31.117%	(122,178)	(11,033)	(111,145)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	150	31.117%	(61,089)	(6,071)	(55,018)	Barclays Bank PLC
K. Hovnanian Enterprises	03/20/14	5.000%	150	31.117%	(61,089)	(6,065)	(55,024)	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/14	5.000%	120	31.117%	(48,871)	(5,329)	(43,542)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	120	31.117%	(48,871)	(9,831)	(39,040)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	100	31.117%	(40,726)	(3,543)	(37,183)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	100	31.117%	(40,726)	(3,681)	(37,045)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	20	31.117%	(8,145)	(1,903)	(6,242)	UBS AG
K. Hovnanian Enterprises	06/20/14	5.000%	200	31.038%	(86,514)	(27,058)	(59,456)	UBS AG
K. Hovnanian Enterprises	06/20/14	5.000%	100	31.038%	(43,257)	(11,930)	(31,327)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/14	5.000%	100	31.038%	(43,257)	(12,735)	(30,522)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/14	5.000%	100	31.038%	(43,257)	(11,941)	(31,316)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/14	5.000%	100	31.038%	(43,257)	(15,194)	(28,063)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
K. Hovnanian Enterprises	06/20/14	5.000%	$100	31.038%	$(43,257)	$(12,128)	$(31,129)	UBS AG
K. Hovnanian Enterprises	06/20/14	5.000%	50	31.038%	(21,629)	(11,050)	(10,579)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/14	5.000%	50	31.038%	(21,629)	(8,498)	(13,131)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/14	5.000%	50	31.038%	(21,629)	(7,799)	(13,830)	Deutsche Bank AG
Lennar Corp.	06/20/13	5.000%	420	1.705%	20,895	18,580	2,315	UBS AG
Level 3 Communi-cations	06/20/13	5.000%	120	4.688%	731	(5,624)	6,355	UBS AG
Level 3 Communi- cations	03/20/14	5.000%	120	5.555%	(1,178)	(3,799)	2,621	BNP Paribas Bank
Level 3 Communi- cations	03/20/14	5.000%	100	5.555%	(982)	(4,576)	3,594	BNP Paribas Bank
Level 3 Communi-cations	03/20/14	5.000%	100	5.555%	(982)	(4,260)	3,278	UBS AG
Level 3 Communi-cations	03/20/14	5.000%	100	5.555%	(982)	(3,875)	2,893	UBS AG
Level 3 Communi- cations	03/20/14	5.000%	50	5.555%	(491)	(2,211)	1,720	Barclays Bank PLC
Liz Claiborne, Inc.	03/20/13	5.000%	260	2.727%	7,531	(3,763)	11,294	UBS AG
Liz Claiborne, Inc.	03/20/13	5.000%	100	2.727%	2,897	(364)	3,261	Citigroup, Inc.
Liz Claiborne, Inc.	03/20/13	5.000%	90	2.727%	2,607	(1,303)	3,910	Citigroup, Inc.
Macy’s Retail Holdings	03/20/17	1.000%	450	1.410%	(8,388)	(8,757)	369	UBS AG
MBIA Global Funding LLC	12/20/12	5.000%	20	18.382%	(2,167)	(2,876)	709	UBS AG
McClatchy Corp.	12/20/12	5.000%	120	6.494%	(1,493)	(1,052)	(441)	Deutsche Bank AG
McClatchy Corp.	12/20/12	5.000%	50	6.494%	789	(2,971)	3,760	Credit Suisse First Boston
McClatchy Corp.	12/20/12	5.000%	50	6.494%	(622)	(443)	(179)	Deutsche Bank AG
McClatchy Corp.	12/20/12	5.000%	50	6.494%	(622)	(236)	(386)	Morgan Stanley
McClatchy Corp.	12/20/12	5.000%	50	6.494%	(622)	(155)	(467)	Morgan Stanley
McClatchy Corp.	12/20/12	5.000%	50	6.494%	(622)	(438)	(184)	UBS AG
McClatchy Corp.	12/20/13	5.000%	200	9.111%	(14,451)	(6,882)	(7,569)	Morgan Stanley
McClatchy Corp.	12/20/13	5.000%	120	9.111%	(8,671)	(4,352)	(4,319)	Deutsche Bank AG
McClatchy Corp.	12/20/13	5.000%	120	9.111%	(8,671)	(4,876)	(3,795)	Deutsche Bank AG
McClatchy Corp.	06/20/14	5.000%	450	10.207%	(50,023)	(3,674)	(46,349)	UBS AG
McClatchy Corp.	06/20/14	5.000%	300	10.207%	(33,348)	(1,798)	(31,550)	UBS AG
McClatchy Corp.	06/20/14	5.000%	190	10.207%	(21,121)	(812)	(20,309)	Morgan Stanley
McClatchy Corp.	06/20/14	5.000%	150	10.207%	(16,674)	(3,540)	(13,134)	UBS AG
McClatchy Corp.	06/20/14	5.000%	50	10.207%	(5,558)	(1,808)	(3,750)	Citigroup, Inc.
McClatchy Corp.	06/20/14	5.000%	50	10.207%	(5,558)	(2,371)	(3,187)	Morgan Stanley
McClatchy Corp.	06/20/14	5.000%	50	10.207%	(5,558)	(1,694)	(3,864)	Morgan Stanley
McClatchy Corp.	03/20/15	5.000%	190	11.557%	(32,604)	(6,311)	(26,293)	Citigroup, Inc.
McClatchy Corp.	03/20/15	5.000%	120	11.557%	(20,592)	(4,661)	(15,931)	Deutsche Bank AG
McClatchy Corp.	03/20/15	5.000%	100	11.557%	(17,160)	(3,125)	(14,035)	Citigroup, Inc.
McClatchy Corp.	03/20/15	5.000%	50	11.557%	(8,580)	(1,942)	(6,638)	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
McClatchy Corp.	03/20/15	5.000%	$50	11.557%	$(8,580)	$(1,933)	$(6,647)	Citigroup, Inc.
R.R. Donnelley & Sons	03/20/17	5.000%	250	6.798%	(58,025)	(19,542)	(38,483)	Barclays Bank PLC
Realogy Corp.	12/20/12	5.000%	120	8.123%	(3,299)	(3,999)	700	Citigroup, Inc.
Realogy Corp.	12/20/12	5.000%	120	8.123%	(3,299)	(3,360)	61	Citigroup, Inc.
Realogy Corp.	12/20/12	5.000%	120	8.123%	(3,299)	(8,467)	5,168	Deutsche Bank AG
Realogy Corp.	12/20/12	5.000%	120	8.123%	(3,299)	(3,512)	213	Morgan Stanley
Realogy Corp.	12/20/12	5.000%	120	8.123%	(3,299)	(3,217)	(82)	Morgan Stanley
Realogy Corp.	12/20/12	5.000%	120	8.123%	(3,299)	(3,639)	340	UBS AG
Realogy Corp.	12/20/12	5.000%	100	8.123%	(2,749)	(2,840)	91	Citigroup, Inc.
Realogy Corp.	12/20/12	5.000%	20	8.123%	(550)	(636)	86	Barclays Bank PLC
Realogy Corp.	06/20/13	5.000%	50	9.996%	(3,306)	(202)	(3,104)	Deutsche Bank AG
Realogy Corp.	06/20/13	5.000%	50	9.996%	(3,306)	(193)	(3,113)	UBS AG
Realogy Corp.	12/20/13	5.000%	200	11.449%	(22,042)	(5,643)	(16,399)	Deutsche Bank AG
Realogy Corp.	12/20/13	5.000%	120	11.449%	(13,225)	(9,979)	(3,246)	Citigroup, Inc.
Realogy Corp.	12/20/13	5.000%	120	11.449%	(13,225)	(10,204)	(3,021)	Morgan Stanley
Realogy Corp.	12/20/13	5.000%	120	11.449%	(13,225)	(10,359)	(2,866)	UBS AG
Realogy Corp.	06/20/14	5.000%	200	12.460%	(30,477)	(7,424)	(23,053)	Deutsche Bank AG
Realogy Corp.	06/20/14	5.000%	100	12.460%	(15,239)	(4,208)	(11,031)	Citigroup, Inc.
Realogy Corp.	06/20/14	5.000%	50	12.460%	(7,619)	(1,864)	(5,755)	Deutsche Bank AG
Realogy Corp.	06/20/14	5.000%	50	12.460%	(7,619)	(1,803)	(5,816)	UBS AG
Realogy Corp.	06/20/14	5.000%	50	12.460%	(7,619)	(1,452)	(6,167)	UBS AG
Realogy Corp.	09/20/14	5.000%	100	12.897%	(17,325)	(4,479)	(12,846)	Deutsche Bank AG
Republic of Italy	12/20/16	1.000%	200	4.823%	(30,819)	(35,128)	4,309	Morgan Stanley
Rite Aid Corp.	09/20/12	5.000%	50	5.206%	10	(323)	333	Barclays Bank PLC
Rite Aid Corp.	12/20/13	5.000%	280	7.003%	(9,722)	(10,424)	702	Deutsche Bank AG
Rite Aid Corp.	12/20/13	5.000%	250	7.003%	(8,680)	(8,687)	7	Deutsche Bank AG
Rite Aid Corp.	12/20/13	5.000%	220	7.003%	(7,638)	(9,359)	1,721	Deutsche Bank AG
Rite Aid Corp.	12/20/13	5.000%	170	7.003%	(5,902)	(5,417)	(485)	Deutsche Bank AG
Rite Aid Corp.	12/20/13	5.000%	120	7.003%	(4,166)	(4,170)	4	Citigroup, Inc.
Rite Aid Corp.	12/20/13	5.000%	120	7.003%	(4,166)	(6,365)	2,199	Deutsche Bank AG
Rite Aid Corp.	12/20/13	5.000%	120	7.003%	(4,166)	(5,105)	939	UBS AG
Rite Aid Corp.	12/20/13	5.000%	50	7.003%	(1,736)	(1,737)	1	Barclays Bank PLC
Rite Aid Corp.	12/20/13	5.000%	50	7.003%	(1,736)	(1,525)	(211)	UBS AG
Rite Aid Corp.	03/20/14	5.000%	750	7.210%	(32,116)	(36,349)	4,233	Deutsche Bank AG
Rite Aid Corp.	03/20/14	5.000%	70	7.210%	(2,998)	(3,106)	108	UBS AG
Rite Aid Corp.	03/20/14	5.000%	50	7.210%	(2,141)	(1,648)	(493)	Credit Suisse International

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Rite Aid Corp.	03/20/14	5.000%	$50	7.210%	$(2,141)	$(2,134)	$(7)	Deutsche Bank AG
Standard Pacific Corp.	12/20/16	5.000%	250	6.493%	(14,227)	(14,647)	420	Deutsche Bank AG
Standard Pacific Corp.	12/20/16	5.000%	200	6.493%	(11,381)	(14,612)	3,231	Barclays Bank PLC
Standard Pacific Corp.	12/20/16	5.000%	100	6.493%	(5,691)	(5,378)	(313)	Credit Suisse First Boston
SuperValu, Inc.	09/20/14	5.000%	90	7.262%	(4,756)	(3,438)	(1,318)	Barclays Bank PLC
SuperValu, Inc.	12/20/15	5.000%	290	7.930%	(27,041)	(14,385)	(12,656)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	7.930%	(11,189)	(4,343)	(6,846)	Citigroup, Inc.
SuperValu, Inc.	12/20/15	5.000%	120	7.930%	(11,189)	(4,343)	(6,846)	Deutsche Bank AG
SuperValu, Inc.	12/20/15	5.000%	120	7.930%	(11,189)	(4,343)	(6,846)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	7.930%	(11,189)	(3,738)	(7,451)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	7.930%	(11,189)	(5,099)	(6,090)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	7.930%	(11,189)	(6,930)	(4,259)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	50	7.930%	(4,662)	(3,186)	(1,476)	BNP Paribas Bank
SuperValu, Inc.	12/20/15	5.000%	50	7.930%	(4,662)	(3,187)	(1,475)	BNP Paribas Bank
SuperValu, Inc.	12/20/15	5.000%	50	7.930%	(4,662)	(3,007)	(1,655)	BNP Paribas Bank
SuperValu, Inc.	03/20/16	5.000%	170	8.018%	(17,088)	(11,067)	(6,021)	UBS AG
SuperValu, Inc.	03/20/16	5.000%	120	8.018%	(12,062)	(8,339)	(3,723)	Morgan Stanley
SuperValu, Inc.	03/20/16	5.000%	110	8.018%	(11,057)	(7,876)	(3,181)	BNP Paribas Bank
SuperValu, Inc.	03/20/16	5.000%	110	8.018%	(11,057)	(8,200)	(2,857)	BNP Paribas Bank
SuperValu, Inc.	03/20/16	5.000%	100	8.018%	(10,052)	(8,006)	(2,046)	Credit Suisse International
SuperValu, Inc.	03/20/16	5.000%	100	8.018%	(10,052)	(9,601)	(451)	UBS AG BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	90	8.018%	(9,047)	(7,213)	(1,834)	Bank
SuperValu, Inc.	03/20/16	5.000%	70	8.018%	(7,036)	(5,920)	(1,116)	Morgan Stanley
SuperValu, Inc.	03/20/16	5.000%	60	8.018%	(6,031)	(4,834)	(1,197)	BNP Paribas Bank
SuperValu, Inc.	03/20/16	5.000%	30	8.018%	(3,016)	(2,912)	(104)	Credit Suisse International
SuperValu, Inc.	09/20/16	5.000%	100	8.263%	(26,426)	(12,432)	(13,994)	BNP Paribas Bank
Texas Competitive	03/20/12	5.000%	220	24.925%	(9,171)	(7,065)	(2,106)	Morgan Stanley
Texas Competitive	03/20/12	5.000%	200	24.925%	(8,337)	(1,174)	(7,163)	Morgan Stanley
Texas Competitive	03/20/12	5.000%	100	24.925%	(4,169)	(2,172)	(1,997)	UBS AG
Texas Competitive	06/20/12	5.000%	200	24.932%	(17,502)	(2,224)	(15,278)	Deutsche Bank AG
Texas Competitive	06/20/12	5.000%	100	24.932%	(8,751)	(930)	(7,821)	Morgan Stanley
Texas Competitive	06/20/12	5.000%	60	24.932%	(5,251)	(1,525)	(3,726)	Barclays Bank PLC
Texas Competitive	06/20/12	5.000%	60	24.932%	(5,251)	(751)	(4,500)	BNP Paribas Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Texas Competitive	06/20/12	5.000%	$60	24.932%	$(5,251)	$(970)	$(4,281)	BNP Paribas Bank
Texas Competitive	06/20/12	5.000%	60	24.932%	(5,251)	(1,409)	(3,842)	Deutsche Bank AG
Texas Competitive	06/20/12	5.000%	60	24.932%	(5,251)	(970)	(4,281)	UBS AG
Texas Competitive	06/20/12	5.000%	50	24.932%	(4,376)	(1,466)	(2,910)	Credit Suisse First Boston
Texas Competitive	06/20/12	5.000%	50	24.932%	(4,376)	(534)	(3,842)	Deutsche Bank AG
Texas Competitive	06/20/12	5.000%	50	24.932%	(4,376)	(1,144)	(3,232)	Deutsche Bank AG
Texas Competitive	09/20/12	5.000%	100	24.936%	(12,992)	(5,725)	(7,267)	Credit Suisse First Boston
Texas Competitive	09/20/12	5.000%	100	24.936%	(12,992)	(4,796)	(8,196)	Deutsche Bank AG
Texas Competitive	09/20/12	5.000%	100	24.936%	(12,992)	(4,945)	(8,047)	Deutsche Bank AG
Texas Competitive	09/20/12	5.000%	100	24.936%	(12,992)	(3,965)	(9,027)	Deutsche Bank AG
Texas Competitive	09/20/12	5.000%	50	24.936%	(6,496)	(1,982)	(4,514)	BNP Paribas Bank
Texas Competitive	09/20/12	5.000%	50	24.936%	(6,496)	(2,932)	(3,564)	Credit Suisse First Boston
Texas Competitive	09/20/12	5.000%	50	24.936%	(6,496)	(3,179)	(3,317)	Deutsche Bank AG

					$(6,841,262)	$(2,055,650)	$(4,785,612)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Aetna, Inc.	09/20/16	$200	1.000%	$(2,899)	$(1,702)	$(1,197)	Barclays Bank PLC
Aetna, Inc.	09/20/16	200	1.000%	(2,899)	(1,701)	(1,198)	Barclays Bank PLC
Alcoa, Inc.	03/20/17	350	1.000%	42,576	43,668	(1,092)	Citigroup, Inc.
Ally Financial , Inc.	12/20/13	50	5.000%	610	1,802	(1,192)	Barclays Bank PLC
Ally Financial , Inc.	12/20/13	50	5.000%	610	1,802	(1,192)	Deutsche Bank AG
Ally Financial , Inc.	03/20/14	50	5.000%	774	1,825	(1,051)	UBS AG
Beazer Homes USA	09/20/13	50	5.000%	3,163	1,530	1,633	Morgan Stanley
Beazer Homes USA	09/20/16	100	5.000%	25,149	16,125	9,024	Citigroup, Inc.
Beazer Homes USA	09/20/16	100	5.000%	25,149	33,072	(7,923)	UBS AG
Beazer Homes USA	09/20/16	50	5.000%	12,574	16,071	(3,497)	Deutsche Bank AG
Belo Corp.	03/20/17	250	5.000%	(14,833)	(12,396)	(2,437)	Barclays Bank PLC
Bonos Y Oblig Del Estado	12/20/16	200	1.000%	23,342	28,964	(5,622)	Morgan Stanley
Bundesrepub. Deutschland	12/20/16	1,350	0.250%	47,454	46,079	1,375	Citigroup, Inc.
Bundesrepub. Deutschland	12/20/16	900	0.250%	31,636	30,150	1,486	UBS AG
Bundesrepub. Deutschland	12/20/16	400	0.250%	14,060	13,354	706	Citigroup, Inc.
CDX.EM.16.V1	12/20/16	1,500	5.000%	(131,173)	(110,273)	(20,900)	Barclays Bank PLC
CDX.EM.16.V1	12/20/16	650	5.000%	(56,841)	(54,350)	(2,491)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
CDX.EM.16.V1	12/20/16	$225	5.000%	$(19,676)	$(20,184)	$508	Barclays Bank PLC
CDX.EM.16.V1	12/20/16	200	5.000%	(17,490)	(13,519)	(3,971)	Morgan Stanley
CDX.EM.16.V1	12/20/16	200	5.000%	(17,490)	(13,812)	(3,678)	Morgan Stanley
CDX.EM.16.V1	12/20/16	200	5.000%	(17,490)	(16,978)	(512)	UBS AG
CDX.ID.9.V1	12/20/17	950	0.800%	35,952	24,527	11,425	Credit Suisse International
CDX.ID.9.V1	12/20/17	500	0.800%	18,922	12,147	6,775	UBS AG
CDX.ID.9.V4	12/20/17	450	0.800%	17,030	10,186	6,844	Morgan Stanley
CDX.ID.9.V4	12/20/17	250	0.800%	9,461	5,662	3,799	Credit Suisse International
CDX.NA.IG.9.V4	12/20/17	900	0.800%	34,060	27,083	6,977	UBS AG
CDX.NA.IG.9.V4	12/20/17	900	0.800%	34,060	29,714	4,346	UBS AG
CDX.NA.IG.9.V4	12/20/17	400	0.800%	15,138	17,971	(2,833)	Morgan Stanley
CDX.NA.IG.9.V4	12/20/17	400	0.800%	15,138	17,769	(2,631)	Royal Bank of Scotland Group PLC
CMBX.2.V1.NA.AJ	03/15/49	290	1.090%	74,737	35,132	39,605	Morgan Stanley
CMBX.NA.AA.2.V1	03/15/49	250	0.150%	114,493	94,446	20,047	Morgan Stanley
CMBX.NA.AA.2.V1	03/15/49	120	0.150%	54,957	46,774	8,183	Deutsche Bank AG
CMBX.NA.AA.2.V1	03/25/49	130	5.000%	59,536	62,136	(2,600)	Morgan Stanley
CMBX.NA.AA.2.V1	03/25/49	30	0.150%	13,739	14,836	(1,097)	Morgan Stanley
CMBX.NA.AA.3.V1	12/13/49	250	0.270%	154,936	135,810	19,126	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	120	0.620%	74,370	66,624	7,746	Morgan Stanley
CMBX.NA.AM.1	10/12/52	200	0.500%	22,799	32,288	(9,489)	Morgan Stanley
CMBX.NA.BBB.4.V1	02/17/49	350	5.000%	301,218	268,828	32,390	Citigroup, Inc.
Darden Restaurants, Inc.	03/20/17	450	1.000%	6,538	8,328	(1,790)	Barclays Bank PLC
Federal Republic of Brazil	03/20/17	440	1.000%	13,010	13,594	(584)	UBS AG
Ford Motor Credit Co.	12/20/16	100	5.000%	(8,002)	(3,272)	(4,730)	Barclays Bank PLC
Gannett Co., Inc.	06/20/16	400	5.000%	(27,465)	(32,012)	4,547	UBS AG
Gannett Co., Inc.	06/20/16	280	5.000%	(19,225)	(22,221)	2,996	UBS AG
Gannett Co., Inc.	06/20/16	200	5.000%	(13,732)	(16,173)	2,441	BNP Paribas Bank
Gannett Co., Inc.	06/20/16	100	5.000%	(6,866)	(7,670)	804	BNP Paribas Bank
Gannett Co., Inc.	06/20/16	100	5.000%	(6,866)	(8,087)	1,221	Morgan Stanley
Genworth Financial, Inc.	09/20/16	150	5.000%	8,513	5,569	2,944	Citigroup, Inc.
Hartford Financial Services Group	09/20/16	200	1.000%	18,077	9,259	8,818	Deutsche Bank AG
Hartford Financial Services Group	09/20/16	100	1.000%	9,039	4,589	4,450	Citigroup, Inc.
Hartford Financial Services Group	09/20/16	100	1.000%	9,039	8,396	643	UBS AG
International Paper Co.	09/20/16	50	1.000%	923	2,241	(1,318)	UBS AG
iStar Financial	12/20/16	50	5.000%	8,043	8,129	(86)	Citigroup, Inc.
Jones Group, Inc.	09/20/16	100	5.000%	(1,460)	(3,500)	2,040	Deutsche Bank AG
Jones Group, Inc.	09/20/16	100	5.000%	(1,460)	(2,990)	1,530	Morgan Stanley
Jones Group, Inc.	09/20/16	50	5.000%	(730)	(1,933)	1,203	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	200	5.000%	56,436	12,062	44,374	UBS AG
K. Hovnanian Enterprises	06/20/13	100	5.000%	28,218	4,631	23,587	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	100	5.000%	28,218	5,334	22,884	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	100	5.000%	28,218	7,221	20,997	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	100	5.000%	28,218	4,892	23,326	UBS AG
Lincoln National Corp.	09/20/16	625	5.000%	61,055	18,723	42,332	UBS AG
Ltd. Brands Inc.	09/20/16	100	1.000%	4,173	7,025	(2,852)	Credit Suisse First Boston
Ltd. Brands Inc.	09/20/16	50	1.000%	2,086	3,513	(1,427)	Deutsche Bank AG
Ltd. Brands Inc.	03/20/17	450	1.000%	24,308	23,332	976	UBS AG
McClatchy Corp.	12/20/16	50	5.000%	15,581	21,093	(5,512)	Barclays Bank PLC
People’s Republic of China	09/20/16	200	1.000%	3,551	2,161	1,390	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
People’s Republic of China	12/20/16	$650	1.000%	$13,536	$8,504	$5,032	Citigroup, Inc.
People’s Republic of China	12/20/16	650	1.000%	13,536	8,504	5,032	Deutsche Bank AG
People’s Republic of China	12/20/16	200	1.000%	4,165	4,359	(194)	Citigroup, Inc.
People’s Republic of China	12/20/16	200	1.000%	4,165	3,560	605	Citigroup, Inc.
People’s Republic of China	12/20/16	150	1.000%	3,124	2,670	454	Deutsche Bank AG
Pulte Group, Inc.	12/20/16	350	5.000%	(2,827)	(6,949)	4,122	Deutsche Bank AG
Pulte Group, Inc.	12/20/16	200	5.000%	(1,615)	(696)	(919)	Barclays Bank PLC
U.S. Treasury Note	09/20/16	450	0.250%	6,037	9,388	(3,351)	UBS AG
U.S. Treasury Note	09/20/16	200	0.250%	177	3,805	(3,628)	Deutsche Bank AG
United Kingdom Treasury	09/20/16	200	1.000%	(876)	(1,747)	871	Citigroup, Inc.
United Kingdom Treasury	09/20/16	200	1.000%	(876)	(1,883)	1,007	UBS AG
United Mexican States	03/20/17	900	1.000%	23,139	23,929	(790)	UBS AG
United Mexican States	03/20/17	870	1.000%	22,367	23,131	(764)	UBS AG

				$1,348,342	$1,040,269	$308,073

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$861,792,402	$—	$814,310
Preferred Stocks	8,913,916	—	1,163
Unaffiliated Mutual Funds	$1,321,669	$—	$—
Warrants	196,106	—	—
Asset-Backed Securities	—	13,706,897	—
Bank Loans	—	8,301,757	—
Commercial Mortgage-Backed Securities	—	13,699,978	—
Convertible Bonds	—	3,871,399	—
Corporate Bonds	—	327,558,008	8,750
Foreign Government Bonds	—	28,875,441	—
Municipal Bonds	—	622,686	—
Residential Mortgage-Backed Securities	—	186,229,062	—
U.S. Government Agency Obligations	—	7,578,451	—
U.S. Government Mortgage-Backed Obligations	—	62,276,203	—
U.S. Treasury Obligations	—	191,683,844	—
Affiliated Money Market Mutual Fund	397,622,086	—	—
Short Sales — Common Stocks	(70,242,515)	—	—
Short Sales — Exchange Traded Funds	(7,467,734)	—	—
Short Sales — U.S. Government Mortgage-Backed Obligation	—	(12,367,418)	—
Other Financial Instruments*
Futures	1,494,491	—	—
Foreign Forward Currency Contracts	—	648,362	—
Interest Rate Swaps	—	34,497	—
Credit Default Swaps	—	(4,564,640)	—

Total	$1,193,630,421	$828,154,527	$824,223

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (5.2% represents investments purchased with collateral from securities on loan)	19.8%
U.S. Treasury Obligations	9.6
Residential Mortgage-Backed Securities	9.3
Oil & Gas	4.5
Telecommunications	3.5
Diversified Financial Services	3.4
Real Estate Investment Trusts	3.1
U.S. Government Mortgage-Backed Obligations	3.1
Pharmaceuticals	2.9
Insurance	2.6
Financial – Bank & Trust	2.5
Media	2.4
Electric	2.2
Banks	1.9
Computers	1.9
Commercial Banks	1.5
Semiconductors	1.5
Chemicals	1.4
Food	1.4
Foreign Government Bonds	1.4
Retail	1.4
Metals & Mining	1.2
Automobile Manufacturers	1.1
Beverages	1.1
Agriculture	1.0
Healthcare Services	1.0
Software	1.0
Real Estate	0.9
Transportation	0.9
Internet Software & Services	0.8
Oil & Gas Services	0.8
Retail & Merchandising	0.8
Asset-Backed Securities	0.7
Commercial Mortgage-Backed Securities	0.7
Commercial Services	0.7
Multi-National	0.7
Pipelines	0.7
Lodging	0.6

Biotechnology	0.6%
Diversified Manufacturing	0.6
Electronics	0.6
Aerospace & Defense	0.5
Cosmetics/Personal Care	0.5
Distribution/Wholesale	0.5
Diversified Machinery	0.4
Electronic Components & Equipment	0.4
Gas	0.4
Healthcare Products	0.4
Holding Companies – Diversified	0.4
U.S. Government Agency Obligations	0.4
Auto Parts & Equipment	0.3
Building Materials	0.3
Entertainment	0.3
Advertising	0.2
Airlines	0.2
Apparel	0.2
Construction & Engineering	0.2
Environmental Control	0.2
Forest Products & Paper	0.2
Household Products/Wares	0.2
Iron/Steel	0.2
Machinery – Construction & Mining	0.2
Office Equipment	0.2
Coal	0.1
Containers & Packaging	0.1
Hand/Machine Tools	0.1
Home Builders	0.1
Home Furnishings	0.1
Leisure Time	0.1
Savings & Loan	0.1
Unaffiliated Mutual Funds	0.1
Water	0.1

105.5
Securities Sold Short	(4.5)
Liabilities in excess of other assets	(1.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below. Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,471,405	*	Due from broker-variation margin	$1,243,997	*
Interest rate contracts	Unrealized appreciation on swap agreements	161,408		Unrealized depreciation on swap agreements	126,911
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,351,265		Unrealized depreciation on foreign currency forward contracts	702,903
Credit contracts	Unrealized appreciation on swap agreements	574,442		Unrealized depreciation on swap agreements	5,139,082
Credit contracts	Premiums paid for swap agreements	1,509,014		Premiums received for swap agreements	3,428,424
Equity contracts	Unaffiliated investments	196,106		—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$2,771,499	*	Due from broker-variation margin	$1,504,416	*

Total		$8,035,139			$12,145,733

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(75,045)	$13,233,264	$27,023	$(139,212)	$—	$13,046,030
Foreign exchange contracts	—	—	—	—	—	—	132,054	132,054
Credit contracts	—	—	—	—	—	3,142,069	—	3,142,069
Equity contracts	30,579	(55)	—	(20,888,132)	—	—	—	(20,857,608)

Total	$30,579	$(55)	$(75,045)	$(7,654,868)	$27,023	$3,002,857	$132,054	$(4,537,455)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(12,387)	$1,348,361	$269,339	$362,679	$—	$1,967,992
Foreign exchange contracts	—	—	—	—	—	513,808	513,808
Credit contracts	—	—	—	—	(5,230,385)	—	(5,230,385)
Equity contracts	(256,537)	—	(5,329,483)	—	—	—	(5,586,020)

Total	$(256,537)	$(12,387)	$(3,981,122)	$269,339	$(4,867,706)	$513,808	$(8,334,605)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$20,340	$21,958	$566,482,557	$468,279,793	$45,296,345	$86,639,847	$9,954,428	$24,688,000	$40,617,400

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $100,688,998:
Unaffiliated investments (cost $1,708,294,681)	$1,717,452,042
Affiliated investments (cost $397,622,086)	397,622,086
Cash	159,397
Foreign currency, at value (cost $131,084)	106,196
Deposit with broker	76,522,745
Receivable for investments sold	39,515,703
Dividends and interest receivable	8,928,742
Receivable for fund share sold	3,619,158
Premiums paid for swap agreements	1,509,014
Unrealized appreciation on foreign currency forward contracts	1,351,265
Unrealized appreciation on swap agreements	735,850
Tax reclaim receivable	519,739
Due from broker-variation margin	217,860
Prepaid expenses	15,865

Total Assets	2,248,275,662

LIABILITIES:
Payable to broker for collateral for securities on loan	103,338,564
Securities sold short, at value (proceeds received $85,790,937)	90,077,667
Payable for investments purchased	39,175,374
Unrealized depreciation on swap agreements	5,265,993
Premiums received for swap agreements	3,428,424
Advisory fees payable	829,633
Unrealized depreciation on foreign currency forward contracts	702,903
Accrued expenses and other liabilities	360,285
Dividends payable on securities sold short	137,952
Interest payable on securities sold short	15,630
Shareholder servicing fees payable	15,120
Payable for fund share repurchased	590
Affiliated transfer agent fee payable	508

Total Liabilities	243,348,643

NET ASSETS	$2,004,927,019

Net assets were comprised of:
Paid-in capital	$2,047,530,168
Retained earnings	(42,603,149)

Net assets, December 31, 2011	$2,004,927,019

Net asset value and redemption price per share, $2,004,927,019 / 155,427,592 outstanding shares of beneficial interest	$12.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$37,964,331
Unaffiliated dividend income (net of $1,064,442 foreign withholding tax)	23,016,307
Affiliated dividend income	557,616
Affiliated income from securities lending, net	445,191

61,983,445

EXPENSES
Advisory fees	21,112,427
Dividend on securities sold short.	2,150,685
Shareholder servicing fees and expenses	2,111,243
Custodian and accounting fees	930,000
Broker fees and expenses on short sales	227,789
Audit fees	56,000
Trustees’ fees	32,000
Commitment fee on syndicated credit agreement	31,000
Insurance expenses	21,000
Legal fees and expenses	13,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Loan interest expense (Note 7)	2,626
Miscellaneous	47,250

Total expenses	26,757,020
Less: shareholder servicing fee waiver	(530,838)

Net expenses	26,226,182

NET INVESTMENT INCOME	35,757,263

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $67,523)	50,127,410
Futures transactions	(7,654,868)
Options written transactions	27,023
Short sales transactions	(7,379,884)
Swap agreements transactions	3,002,857
Foreign currency transactions	52,069

38,174,607

Net change in unrealized appreciation (depreciation) on:
Investments	(93,211,371)
Futures	(3,981,122)
Options written	269,339
Short sales	4,812,018
Swap agreements	(4,867,706)
Foreign currencies	393,167

(96,585,675)

NET LOSS ON INVESTMENTS	(58,411,068)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,653,805)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$35,757,263	$18,913,348
Net realized gain on investment and foreign currency transactions	38,174,607	304,191,039
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(96,585,675)	(194,269,268)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,653,805)	128,835,119

DISTRIBUTIONS	(18,909,901)	(7,167,039)

FUND SHARE TRANSACTIONS:
Fund share sold [64,608,536 and 45,406,385 shares, respectively]	837,058,516	561,349,147
Fund share issued in reinvestment of distributions [1,444,607 and 605,836 shares, respectively]	18,909,901	7,167,039
Fund share repurchased [70,195,032 and 27,275,281 shares, respectively]	(881,394,848)	(329,038,496)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(25,426,431)	239,477,690

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	57,028	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,933,109)	361,145,770
NET ASSETS:
Beginning of year	2,071,860,128	1,710,714,358

End of year	$2,004,927,019	$2,071,860,128

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 90.3% ASSET-BACKED SECURITIES — 1.7%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Bear Stearns Asset-Backed Securities Trust, Series 2007-HE7, Class 1A1	Caa2	1.294%	(c)	10/25/37		$3,888	$2,146,162
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A1	Ba3	0.394%	(c)	06/25/37		2,108	1,888,562
Citibank Omni Master Trust, Series 2009-A8, Class A8, 144A	Aaa	2.378%	(c)	05/16/16		1,300	1,307,984
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	Aaa	0.994%	(c)	07/25/32		3	1,910
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	Aaa	1.034%	(c)	08/25/32		98	66,770
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A	Caa1	0.414%	(c)	07/25/37		1,281	906,498
EFS Volunteer LLC, Series 2010-1, Class A1, 144A	AAA(d)	1.268%	(c)	10/26/26		1,645	1,633,358
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.364%	(c)	08/25/37		1,956	623,197
Ford Auto Securitization Trust (Canada), Series 2010-R3A, Class A1, 144A	AAA(d)	1.926%		06/15/13	CAD	2,666	2,619,249
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B	Aaa	2.778%	(c)	05/15/13		888	889,538
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.575%	(c)	01/20/34		1,969	1,791,968
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.854%	(c)	10/25/34		23	17,044
Magnolia Funding Ltd. (Channel Islands), Series 2010-1A, Class A1, 144A	NR	3.000%		04/20/17	EUR	1,179	1,517,593
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	Aaa	0.794%	(c)	12/25/33		364	292,225
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	Aaa	0.654%	(c)	11/25/34		185	139,596
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	B3	0.424%	(c)	05/25/37		1,754	793,277
Soundview Home Equity Loan Trust, Series 2007-OPT5, Class 2A1	Aa1	1.094%	(c)	10/25/37		271	268,350

TOTAL ASSET-BACKED SECURITIES (cost $21,864,452)							16,903,281

BANK LOANS(c) — 1.1%
Financial Services — 0.3%
Springleaf Financial Corp., Term Loan	B2	5.500%		01/17/12		4,200	3,640,875

Healthcare Services — 0.8%
HCA, Inc., Term Loan A-2	Ba3	2.796%		01/31/12		3,850	3,604,563
HCA, Inc., Term Loan B-1	Ba3	2.546%		01/31/12		3,054	3,000,810
HCA, Inc., Term Loan B-2	Ba3	3.829%		03/30/12		1,329	1,259,026

							7,864,399

TOTAL BANK LOANS (cost $12,392,683)							11,505,274

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.3%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	NR	2.028%	(c)	11/15/15		3,654	3,301,732
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 2A, 144A	NR	4.230%		02/22/41		53	53,293
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 3A, 144A	NR	4.230%		02/22/41		20	19,599
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 6A, 144A	NR	4.230%		06/22/35		12	12,365

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 11A, 144A	NR	4.230%		12/22/35	$15	$14,544
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 20A, 144A	NR	4.230%		12/22/35	84	84,380
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 23A, 144A	NR	4.230%		04/22/34	5	4,551
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 25A, 144A	NR	4.230%		05/22/34	156	155,644
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 26A, 144A	NR	4.230%		05/22/34	170	167,896
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 32A, 144A	NR	4.230%		12/22/32	80	79,662
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 36A, 144A	NR	4.230%		03/22/31	28	27,702
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 37A, 144A	NR	4.230%		03/22/34	30	30,003
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 44A, 144A	NR	4.230%		04/22/34	58	58,199
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A	Aaa	3.156%		07/10/46	4,396	4,509,689
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.814%	(c)	07/09/21	5,199	4,816,729

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,445,272)						13,335,988

CORPORATE OBLIGATIONS — 39.5%
Automobile Manufacturers
Daimler Finance North America LLC, Gtd. Notes	A3	7.300%		01/15/12	600	601,117

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	3.000%		10/15/12	7,100	7,211,129
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	1.125%		11/12/13	3,000	3,009,570
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, MTN	Ba1	7.000%		01/15/15	EUR 1,500	2,134,090

						12,354,789

Chemicals — 0.2%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.850%		08/15/12	1,752	1,792,429

Computer Services & Software — 0.3%
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	0.786%	(c)	05/24/13	3,400	3,366,534

Diversified Financial Services — 0.3%
DanFin Funding Ltd. (Ireland), Gov’t. Liquid Gtd. Notes, 144A	Aaa	1.103%	(c)	07/16/13	3,000	2,998,809

Electric — 0.5%
Columbus Southern Power Co., Sr. Unsec’d. Notes	A3	0.955%	(c)	03/16/12	2,000	1,997,956
Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A	Baa1	2.500%		08/15/15(g)	1,500	1,534,554
Tokyo Electric Power Co., Inc. (The) (Japan), Sr. Sec’d. Notes	Ba2	4.500%		03/24/14	EUR 2,000	2,254,578

						5,787,088

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Electronic Components & Equipment — 0.2%
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB+(d)	4.450%		09/14/12		$2,000	$2,039,152

Financial — Bank & Trust — 15.0%
American Express Bank FSB, Sr. Unsec’d. Notes	A2	5.500%		04/16/13		2,600	2,717,658
American Express Centurion Bank, Sr. Unsec’d. Notes	A2	0.426%	(c)	06/12/12		5,300	5,286,019
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.500%		01/22/15		2,000	2,068,000
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa2	4.500%		01/20/16	EUR	5,600	7,147,764
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.250%		01/14/16		1,900	1,805,000
Banco Santander Brazil SA (Brazil), Sr. Unsec’d. Notes, 144A	BBB(d)	2.659%	(c)	03/18/14		8,700	8,288,316
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	1.659%	(c)	04/20/12		1,100	1,100,351
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	2.006%	(c)	01/19/16		1,900	1,831,403
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.750%		09/22/15		4,500	4,486,208
Banco Votorantim Nassau (Brazil), 144A	NR	3.574%		03/28/14		4,400	4,355,818
Banco Votorantim SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	5.250%		02/11/16		5,400	5,409,609
BPCE SA (France), Sr. Unsec’d. Notes, 144A	Aa3	2.375%		10/04/13		6,700	6,492,183
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	Aaa	2.600%		07/02/15		4,000	4,137,004
Cie de Financement Foncier (France), Covered Bonds, 144A	Aaa	1.166%	(c)	07/23/12		4,800	4,797,149
Cie de Financement Foncier (France), Covered Bonds, 144A	Aaa	1.625%		07/23/12		5,000	4,999,220
Danske Bank A/S (Denmark), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.856%	(c)	05/24/12		6,000	5,995,644
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	0.686%	(c)	04/24/12		1,500	1,482,443
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	0.896%	(c)	09/14/12		6,000	5,910,534
ICICI Bank Ltd. (India), Bonds, 144A	Baa2	2.256%	(c)	02/24/14		10,600	10,064,997
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A1	5.300%		01/17/13		4,700	4,833,677
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A1	5.750%		09/10/13		2,500	2,632,975
Kreditanstalt Fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes, MTN	Aaa	6.250%		05/19/21	AUD	4,800	5,091,655
Lloyds TSB Bank PLC (United Kingdom), Gov’t. Liquid Gtd. Notes, 144A	Aaa	1.581%	(c)	04/02/12		18,000	18,041,292
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	1.301%	(c)	01/14/14		6,600	6,390,133
Realkredit Danmark A/S (Denmark), Series 10S, Covered Bonds	Aaa	2.000%		01/01/12	DKK	20,000	3,482,319
Royal Bank of Scotland PLC (The) (United Kingdom), Gov’t. Liquid Gtd. Notes, MTN	Aaa	2.650%		04/23/12		3,900	3,919,457
Royal Bank of Scotland PLC (The) (United Kingdom), Series 1, Gtd. Notes	A2	2.915%	(c)	08/23/13		4,900	4,710,688
Stadshypotek AB (Sweden), Covered Bonds, 144A	Aaa	1.129%	(c)	09/30/13		3,100	3,099,985
Swedbank AB (Sweden), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.851%	(c)	01/14/13		8,200	8,202,895
UBS AG (Switzerland), Sr. Unsec’d. Notes	Aa3	1.425%	(c)	01/28/14		2,100	2,044,984

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial — Bank & Trust (continued)
UBS AG (Switzerland), Sr. Unsec’d. Notes, MTN	Aa3	1.595	%(c)	02/23/12		$2,900	$2,903,558

							153,728,938

Financial Services — 10.2%
Ally Financial, Inc., Gtd. Notes	B1	3.649	%(c)	02/11/14		7,300	6,899,449
Ally Financial, Inc., Gtd. Notes	B1	6.250%		12/01/17		600	578,760
Ally Financial, Inc., Series 8, Gtd. Notes	B1	6.750%		12/01/14		100	100,500
Ally Financial, Inc., Gtd. Notes, 144A	B1	7.500%		09/15/20		2,400	2,424,000
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.875%		05/02/13		500	525,578
Banco Bradesco SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	2.561	%(c)	05/16/14		6,900	6,772,564
CIT Group, Inc., Sec’d. Notes, 144A	B2	5.250%		04/01/14		7,200	7,173,000
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.500%		08/19/13		8,900	9,264,571
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa1	0.644	%(c)	01/12/12		9,000	8,998,596
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa1	0.908	%(c)	04/29/14		3,000	2,721,606
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa1	0.927	%(c)	03/05/13		5,000	4,732,970
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	3.148	%(c)	01/13/12		6,400	6,403,712
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	7.500%		08/01/12		1,450	1,496,573
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	7.800%		06/01/12		594	606,652
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	8.000%		06/01/14		1,800	1,959,241
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.950%		01/18/18		1,000	1,024,221
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	7.500%		02/15/19		6,870	7,587,290
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%		07/22/20		400	408,486
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%		04/23/19		200	226,527
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.011	%(c)	12/23/13		4,200	1,071,000
Lehman Brothers Holdings, Inc., Sub. Notes(i)	NR	7.500%		05/11/38		2,100	210
Merrill Lynch & Co., Inc. (United Kingdom), Sr. Unsec’d. Notes	Baa1	1.777	%(c)	05/30/14	EUR	7,400	8,284,092
Merrill Lynch & Co., Inc., Notes, MTN	Baa1	0.757	%(c)	06/05/12		800	784,740
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa1	5.450%		07/15/14		1,300	1,289,044
Nykredit Realkredit A/S (Denmark), Series 12E, Covered Bonds	Aaa	4.000%		01/01/12	DKK	50,000	8,705,796
Societe Generale Societe de Credit Fonciere (France), Covered Bonds, MTN	Aaa	1.343	%(c)	06/19/13		5,000	4,982,974
Svenska Handelsbanken AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	2.875%		09/14/12		5,400	5,451,068
Volkswagen International Finance NV (Netherlands), Gtd. Notes, 144A	A3	1.625%		08/12/13		4,000	4,010,988

							104,484,208

Food — 0.9%
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.000%		02/11/13		2,384	2,511,637
WM Wrigley Jr. Co., Sec’d. Notes, 144A	Baa1	2.450%		06/28/12		4,400	4,432,586
Woolworths Ltd. (Australia), Sr. Unsec’d. Notes, 144A	A3	2.550%		09/22/15		2,400	2,451,900

							9,396,123

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

Healthcare Providers & Services — 0.5%
Fresenius Medical Care US Finance, Inc., Gtd. Notes	Ba2	6.875%		07/15/17		$4,500	$4,792,500

Home Builders — 1.9%
D.R. Horton, Inc., Gtd. Notes	Ba3	6.500%		04/15/16		2,500	2,590,625
D.R. Horton, Inc., Gtd. Notes	Ba3	6.875%		05/01/13		5,100	5,329,500
Lennar Corp., Series B, Gtd. Notes	B3	5.600%		05/31/15		9,195	9,057,075
Pulte Group, Inc., Gtd. Notes	B1	5.200%		02/15/15		3,000	2,805,000

							19,782,200

Insurance — 2.2%
American International Group, Inc., Sr. Unsec’d. Notes, 144A	Baa1	3.750%		11/30/13		5,800	5,691,395
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.450%		05/18/17		1,900	1,815,716
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%		08/15/18		3,500	3,704,754
MetLife, Inc., Sr. Unsec’d. Notes	A3	1.685%	(c)	08/06/13		200	200,759
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	Aa3	0.796%	(c)	03/15/12		7,700	7,695,657
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.588%	(c)	01/25/13		1,600	1,576,709
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.603%	(c)	01/15/14		2,000	1,907,084

							22,592,074

Investment Companies — 0.6%
FIH Erhvervsbank A/S (Denmark), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.912%	(c)	06/13/13		6,000	5,994,246

Metals & Mining — 0.4%
CSN Islands XI Corp. (Cayman Islands), Gtd. Notes, 144A	Ba1	6.875%		09/21/19		1,200	1,267,800
CSN Resources SA (Luxembourg), Gtd. Notes, 144A	Ba1	6.500%		07/21/20		2,600	2,717,000

							3,984,800

Oil & Gas — 2.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%		03/10/12		5,000	5,022,935
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	Baa2	4.000%		07/15/15		1,150	1,204,443
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.146%		04/11/18		5,300	5,962,500
Reliance Holdings USA, Inc., Gtd. Notes	Baa2	4.500%		10/19/20	(g)	300	272,581
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	0.920%	(c)	06/22/12		4,500	4,509,652
Total Capital SA (France), Gtd. Notes	Aa1	3.000%		06/24/15		3,000	3,170,703
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	4.950%		11/15/15		4,100	4,186,707

							24,329,521

Pipelines — 1.0%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.000%		07/01/13		2,600	2,737,085
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	7.125%		03/15/12		7,715	7,803,167

							10,540,252

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Savings & Loan — 1.0%
Nationwide Building Society (United Kingdom), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.646%(c)	05/17/12		$10,000	$10,002,690

Telecommunications — 0.7%
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	5.550%	02/01/14		3,300	3,585,321
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	7.375%	11/15/13		1,500	1,670,160
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250%	11/15/13		1,900	1,825,110

						7,080,591

TOTAL CORPORATE OBLIGATIONS (cost $414,991,663)						405,648,061

FOREIGN GOVERNMENT BONDS — 7.2%
Australia Government (Australia), Series 128, Sr. Unsec. Notes	Aaa	5.750%	07/15/22	AUD	16,600	19,835,753
Australia Government (Australia), Series 133, Sr. Unsec’d. Notes	Aaa	5.500%	04/21/23	AUD	6,800	7,974,496
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/14	BRL	185	98,349
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa2	10.000%	01/01/13	BRL	181	96,843
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/17	BRL	6,482	3,340,147
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	2.000%	09/15/15		100	82,838
Mexican Bonos (Mexico), Bonds	Baa1	10.000%	12/05/24	MXN	171,100	15,771,639
Republic of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.250%	06/01/13		4,270	4,414,719
United Kingdom Gilt (United Kingdom), Bonds	Aaa	4.750%	12/07/30	GBP	11,100	22,363,590

TOTAL FOREIGN GOVERNMENT BONDS (cost $74,222,210)						73,978,374

MUNICIPAL BONDS — 0.6%
California — 0.5%
State of California, General Obligation Unlimited	A1	4.850%	10/01/14		800	851,848
State of California, General Obligation Unlimited	A1	5.650%(c)	04/01/39		3,900	4,114,071

						4,965,919

New Jersey — 0.1%
New Jersey Economic Development Authority, Revenue Bonds	A1	1.546%(c)	06/15/13		1,000	1,000,010
New Jersey Transportation Trust Fund Authority, Revenue Bonds	A1	6.875%	12/15/39		500	557,490

						1,557,500

TOTAL MUNICIPAL BONDS (cost $6,242,843)						6,523,419

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.3%
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	NR	5.250%	04/26/37		2,054	1,868,902
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	Baa3	2.905%(c)	01/25/34		479	431,827
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	A2	2.853%(c)	02/25/34		496	421,127

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	B3	2.823%(c)	11/25/34	$4,229	$3,193,927
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	Ba2	2.220%(c)	08/25/35	570	522,685
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	2.772%(c)	09/25/35	2,396	1,509,647
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	Ca	2.517%(c)	01/25/36	3,550	1,710,877
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Caa3	2.553%(c)	01/26/36	3,885	2,266,246
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa3	3.618%(c)	12/26/46	3,923	2,312,861
Chase Mortgage Finance Corp., Series 2005-S3, Class A10	Caa1	5.500%	11/25/35	5,900	5,185,905
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	B1	2.230%(c)	09/25/35	1,082	960,751
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	Ba3	2.100%(c)	09/25/35	239	211,118
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	AAA(d)	6.250%	12/25/33	177	185,920
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	AAA(d)	0.694%(c)	08/25/18	118	112,865
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A	Baa3	6.500%(c)	01/25/34	356	356,408
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	B3	0.634%(c)	02/25/35	966	593,329
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	Caa2	0.584%(c)	04/25/35	1,541	848,440
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	Caa3	2.998%(c)	04/25/35	1,281	681,913
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A	Ba1	0.634%(c)	06/25/35	2,551	2,142,208
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	Aaa	6.500%	04/25/33	49	51,947
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	A3	2.399%(c)	06/25/33	1,233	1,124,576
Fannie Mae REMICS, Series 1988-22, Class A	Aaa	2.468%(c)	08/25/18	3	3,431
Fannie Mae REMICS, Series 1996-39, Class H	Aaa	8.000%	11/25/23	45	51,910
Fannie Mae REMICS, Series 2004-11, Class A	Aaa	0.414%(c)	03/25/34	439	434,470
Fannie Mae REMICS, Series 2006-5, Class 3A2	Aaa	2.381%(c)	05/25/35	367	381,725
Fannie Mae REMICS, Series 2007-114, Class A6	Aaa	0.494%(c)	10/27/37	6,000	5,963,624
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	Aaa	6.500%	07/25/43	1,897	2,151,901
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	Aaa	7.000%	10/25/43	1,108	1,252,980
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	NR	1.609%(c)	07/25/44	1,552	1,578,334
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.399%(c)	10/25/44	5,377	5,242,510
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.334%(c)	12/25/36	3,658	3,636,837
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1	Baa1	2.199%(c)	09/25/34	866	731,372
Freddie Mac REMICS, Series 2987, Class HD	Aaa	4.500%	07/15/18	246	248,365
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	AA+(d)	3.012%(c)	06/25/34	944	775,511
Government National Mortgage Assoc., Series 1998-15, Class C	Aaa	6.500%	06/20/28	1,044	1,148,755

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PIMCO LIMITED MATURITY BOND PORTFOLIO) (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1	Caa2	0.524%(c)	06/25/45	$558	$296,293
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	B(d)	2.798%(c)	10/25/33	724	573,925
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	B1	2.429%(c)	06/25/34	152	121,277
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	2.685%(c)	09/25/35	1,831	1,593,307
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	CCC(d)	5.166%(c)	11/25/35	1,416	1,150,365
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	BB(d)	2.772%(c)	04/25/36	2,679	1,901,334
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	Baa2	2.764%(c)	08/19/34	1,715	1,206,276
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	Caa2	2.420%(c)	10/25/35	1,297	1,048,688
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.270%(c)	10/25/35	1,494	1,178,979
NCUA Guaranteed Notes, Series 2010-R2, Class 1A	Aaa	0.665%(c)	11/06/17	6,984	6,984,024
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2	Baa3	2.482%(c)	04/25/34	1,836	1,495,673
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	D(d)	2.528%(c)	01/25/36	490	389,815
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1	Baa2	0.535%(c)	07/19/35	722	441,065
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Aa3	2.468%(c)	02/27/34	250	237,008
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7	A1	2.581%(c)	06/25/33	88	83,653
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	A2	2.564%(c)	09/25/33	2,712	2,579,067
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A	Baa3	2.562%(c)	03/25/34	320	299,173
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A	B1	0.614%(c)	01/25/45	46	33,961
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A	Caa1	0.524%(c)	04/25/45	1,473	1,068,412
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1	Caa1	0.554%(c)	11/25/45	570	404,442
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	Caa2	1.208%(c)	02/25/46	1,561	1,025,999
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	Caa3	1.208%(c)	08/25/46	964	537,250

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $89,392,304)					74,945,190

U.S. GOVERNMENT AGENCY OBLIGATION — 2.0%
Federal Home Loan Mortgage Corp. (cost $20,799,265)		0.191%(c)	02/02/12(h)(k)	20,800	20,800,749

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 15.2%
Federal Home Loan Mortgage Corp.		2.410%(c)	01/01/34	67	71,051
Federal Home Loan Mortgage Corp.		2.460%(c)	12/01/26	22	22,786
Federal Home Loan Mortgage Corp.		2.651%(c)	07/01/29	49	51,484
Federal National Mortgage Assoc		2.033%(c)	01/01/25	5	5,767

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)

Federal National Mortgage Assoc	2.389%	(c)	12/01/29		$35	$36,209
Federal National Mortgage Assoc	2.520%	(c)	04/01/32		9	8,951
Federal National Mortgage Assoc	4.000%		08/01/39-12/01/41		96,809	101,796,656
Federal National Mortgage Assoc	4.500%		04/01/29-12/01/41		50,000	53,305,599
Federal National Mortgage Assoc	4.730%	(c)	04/01/24		36	37,264
Federal National Mortgage Assoc	4.821%	(c)	03/01/17		94	94,330
Government National Mortgage Assoc	2.000%	(c)	07/20/17-07/20/24		35	36,428
Government National Mortgage Assoc	2.125%	(c)	11/20/29		130	133,674
Government National Mortgage Assoc	2.375%	(c)	05/20/24-06/20/26		211	218,720
Government National Mortgage Assoc	2.500%	(c)	09/20/17		12	12,124

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $154,152,975)						155,831,043

U.S. TREASURY OBLIGATIONS — 14.4%
U.S. Treasury Bonds	3.750%		08/15/41		1,200	1,411,313
U.S. Treasury Bonds	5.375%		02/15/31		100	142,531
U.S. Treasury Notes	2.000%		11/15/21	(h)	53,500	54,110,221
U.S. Treasury Notes	2.125%		08/15/21		10,300	10,563,938
U.S. Treasury Notes	3.125%		05/15/21	(h)(k)	72,500	80,950,745

TOTAL U.S. TREASURY OBLIGATIONS (cost $144,778,635)						147,178,748

TOTAL LONG-TERM INVESTMENTS (cost $952,282,302)						926,650,127

SHORT-TERM INVESTMENTS — 12.2%
U.S. TREASURY OBLIGATIONS(n) — 11.8%
U.S. Treasury Bills	0.030%		03/22/12	(h)	18,700	18,699,290
U.S. Treasury Bills	0.030%		03/29/12	(h)(k)	11,000	10,999,472
U.S. Treasury Bills	0.040%		05/17/12-06/07/12		5,600	5,599,004
U.S. Treasury Bills	0.043%		06/21/12	(h)	19,800	19,794,911
U.S. Treasury Bills	0.045%		06/14/12		14,500	14,496,723
U.S. Treasury Bills	0.050%		03/15/12		8,200	8,199,672
U.S. Treasury Bills	0.065%		04/19/12		3,900	3,899,770
U.S. Treasury Bills	0.090%		08/23/12		15,000	14,993,205
U.S. Treasury Bills	0.143%		05/03/12		9,100	9,099,236
U.S. Treasury Bills	0.229%		04/05/12		15,156	15,155,212

TOTAL U.S. TREASURY OBLIGATIONS (cost $120,937,044)						120,936,495

REPURCHASE AGREEMENT(m) — 0.2%
J.P. Morgan Securities LLC, 0.060%, dated 12/30/11,due 01/03/12 in the amount of $1,700,011 (cost $1,700,000)					1,700	1,700,000

					Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.1%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $1,316,467)(w)(Note 4)					1,316,467	1,316,467

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTION PURCHASED — 0.1%
Put Options
Interest Rate Swap Options,
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR,expiring 09/24/12 (cost $1,134,467)	Credit Suisse First Boston Corp.	$22,100	$728,910

TOTAL SHORT-TERM INVESTMENTS (cost $125,087,978)			124,681,872

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 102.5% (cost $1,077,370,280)			1,051,331,999

	Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (15.1)%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — (15.1)%
Federal National Mortgage Assoc	4.000%	TBA	97,000	(101,895,474)
Federal National Mortgage Assoc	4.500%	TBA	50,000	(53,203,125)

TOTAL SECURITIES SOLD SHORT (proceeds received $153,757,500)				(155,098,599)

	Counterparty		Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Put Options
Interest Rate Swap Options,
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland		10,000	(648)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group		3,000	(102)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland		16,000	(546)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets		3,000	(1,214)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley		44,500	(18,011)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland		34,800	(14,085)
Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Credit Suisse First Boston Corp.		51,500	(629,614)

TOTAL OPTIONS WRITTEN (premiums received $2,001,887)				(664,220)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 87.3% (cost $921,610,893)				895,569,180
OTHER ASSETS IN EXCESS OF LIABILITIES(X) — 12.7%				130,594,338

NET ASSETS — 100.0%				$1,026,163,518

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FHLMC	Federal Home Loan Mortgage Corporation

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

FSB	Federal Savings Bank
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreement is collateralized by U.S. Treasury Notes, 3.125%, maturity date 05/15/21, with the aggregate value, including accrued interest, of $1,739,231.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:
Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation
Long Positions:
431	90 Day Euro Dollar	Mar. 2016	$103,086,913	$105,465,700	$2,378,787
37	10 Year Australian Bonds	Mar. 2012	32,902,204	32,956,139	53,935

					$2,432,722

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 02/23/12	JPMorgan Chase	AUD	13,269	$13,094,513	$13,485,339	$390,826
Brazilian Real, Expiring 01/04/12	UBS Securities	BRL	9,340	5,214,798	5,000,734	(214,064)
British Pound, Expiring 01/04/12	Royal Bank of Canada	GBP	14,015	21,947,490	21,764,146	(183,344)
Canadian Dollar, Expiring 02/09/12	JPMorgan Chase	CAD	393	382,037	385,403	3,366
Expiring 02/09/12	Royal Bank of Canada	CAD	864	848,002	847,299	(703)
Chilean Peso, Expiring 03/15/12	UBS Securities	CLP	16,035	29,588	30,582	994
Chinese Yuan, Expiring 06/01/12	Citigroup Global Markets	CNY	22,536	3,540,010	3,572,695	32,685
Expiring 02/01/13	Deutsche Bank	CNY	62,945	9,932,858	9,937,090	4,232
Expiring 08/05/13	Deutsche Bank	CNY	12,000	1,915,709	1,874,373	(41,336)
Expiring 08/05/13	UBS Securities	CNY	36,315	5,750,602	5,672,329	(78,273)
Expiring 04/07/16	JPMorgan Chase	CNY	12,107	2,040,000	1,844,628	(195,372)
Danish Krone, Expiring 03/08/12	Morgan Stanley	DKK	1,048	182,318	182,612	294
Euro, Expiring 01/17/12	Citigroup Global Markets	EUR	619	805,820	801,237	(4,583)
Indian Rupee, Expiring 07/12/12	JPMorgan Chase	INR	491,476	10,573,924	8,959,956	(1,613,968)
Indonesia Rupiah, Expiring 01/31/12	UBS Securities	IDR	49,131,470	5,489,550	5,400,012	(89,538)
Expiring 07/02/12	Hong Kong & Shanghai Bank	IDR	46,526,400	5,149,574	5,039,188	(110,386)
Japanese Yen, Expiring 01/13/12	Deutsche Bank	JPY	1,827,368	23,785,492	23,746,456	(39,036)
Malaysian Ringgit, Expiring 04/23/12	JPMorgan Chase	MYR	32,392	10,679,881	10,168,841	(511,040)
Mexican Peso, Expiring 03/15/12	Barclays Capital Group	MXN	7,785	553,741	554,480	739
New Taiwanese Dollar, Expiring 01/11/12	Deutsche Bank	TWD	139,503	4,900,000	4,608,501	(291,499)
Expiring 01/11/12	Goldman Sachs & Co.	TWD	162,729	5,740,000	5,375,775	(364,225)
Philippine Peso, Expiring 03/15/12	Citigroup Global Markets	PHP	232,308	5,357,039	5,276,793	(80,246)
Singapore Dollar, Expiring 02/10/12	Credit Suisse First Boston Corp.	SGD	13,897	10,621,231	10,713,440	92,209
South African Rand, Expiring 01/26/12	Hong Kong & Shanghai Bank	ZAR	236	29,914	29,125	(789)
South Korean Won, Expiring 02/27/12	Citigroup Global Markets	KRW	17,730,033	15,840,995	15,327,742	(513,253)
Swedish Krona, Expiring 03/08/12	Hong Kong & Shanghai Bank	SEK	90,677	13,368,865	13,132,893	(235,972)

				$177,773,951	$173,731,669	$(4,042,282)

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 02/23/12	Goldman Sachs & Co.	AUD	57,999	$56,991,396	$58,944,752	$(1,953,356)
Brazilian Real, Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	9,340	4,872,550	5,000,734	(128,184)
Expiring 02/02/12	Barclays Capital Group	BRL	3,219	1,711,000	1,711,203	(203)
Expiring 03/02/12	UBS Securities	BRL	9,340	5,154,931	4,937,397	217,534
British Pound, Expiring 01/04/12	Barclays Capital Group	GBP	2,530	3,967,356	3,928,882	38,474
Expiring 01/04/12	Barclays Capital Group	GBP	1,349	2,090,062	2,094,886	(4,824)
Expiring 01/04/12	Goldman Sachs & Co.	GBP	10,136	15,859,343	15,740,377	118,966
Expiring 02/02/12	Royal Bank of Canada	GBP	14,015	21,941,954	21,758,361	183,593
Canadian Dollar, Expiring 02/09/12	Deutsche Bank	CAD	4,332	4,243,190	4,248,266	(5,076)
Chinese Yuan, Expiring 02/01/13	Deutsche Bank	CNY	14,932	2,315,000	2,357,284	(42,284)
Danish Krone, Expiring 01/03/12	Citigroup Global Markets	DKK	20,110	3,525,650	3,501,476	24,174
Expiring 01/03/12	JPMorgan Chase	DKK	51,242	8,939,793	8,922,236	17,557
Expiring 01/03/12	Morgan Stanley	DKK	1,048	182,104	182,478	(374)
Euro, Expiring 01/17/12	Barclays Capital Group	EUR	609	817,403	788,293	29,110
Expiring 01/17/12	Deutsche Bank	EUR	6,548	8,873,260	8,475,776	397,484
Expiring 01/17/12	Deutsche Bank	EUR	1,816	2,379,695	2,350,642	29,053
Expiring 01/17/12	JPMorgan Chase	EUR	24,510	33,325,634	31,725,913	1,599,721
Expiring 01/17/12	Royal Bank of Canada	EUR	123	167,122	159,212	7,910
Expiring 01/17/12	UBS Securities	EUR	27	35,135	34,949	186
Indian Rupee, Expiring 07/12/12	Barclays Capital Group	INR	504,202	9,154,000	9,191,966	(37,966)
Indonesia Rupiah, Expiring 01/31/12	Deutsche Bank	IDR	95,010,370	10,361,000	10,442,536	(81,536)
Japanese Yen, Expiring 01/13/12	Citigroup Global Markets	JPY	746,371	9,591,598	9,699,013	(107,415)
Expiring 01/13/12	Deutsche Bank	JPY	1,867,924	24,330,069	24,273,477	56,592
Malaysian Ringgit, Expiring 04/23/12	Deutsche Bank	MYR	32,471	10,160,000	10,193,729	(33,729)
Mexican Peso, Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	233,649	17,222,226	16,641,342	580,884
New Taiwanese Dollar, Expiring 01/11/12	Barclays Capital Group	TWD	301,608	9,959,000	9,963,672	(4,672)

Philippine Peso, Expiring 03/15/12	Citigroup Global Markets	PHP	234,341	5,332,000	5,322,981	9,019
Singapore Dollar, Expiring 02/10/12	Deutsche Bank	SGD	13,993	10,764,000	10,787,330	(23,330)
South Korean Won, Expiring 02/27/12	Deutsche Bank	KRW	6,094,352	5,233,000	5,268,611	(35,611)
Swedish Krona, Expiring 03/08/12	Barclays Capital Group	SEK	83,118	12,250,032	12,038,111	211,921
Expiring 03/08/12	Barclays Capital Group	SEK	7,622	1,085,924	1,103,906	(17,982)

				$302,835,427	$301,789,791	$1,045,636

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$10,000	09/21/21	4.000%	3 month LIBOR(1)	$492,134	$329,136	$162,998	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$7,500	09/21/21	4.000%	3 month LIBOR(1)	$369,101	$279,849	$89,252	Royal Bank of Scotland Group PLC
	800	09/21/21	4.000%	3 month LIBOR(1)	39,371	29,352	10,019	Citigroup, Inc.
	52,600	06/15/31	4.000%	3 month LIBOR(2)	(12,552,260)	2,816,171	(15,368,431)	Credit Suisse First Boston
	13,200	06/15/31	4.000%	3 month LIBOR(2)	(3,149,997)	440,018	(3,590,015)	Deutsche Bank AG
AUD	15,700	12/15/20	6.000%	6 month Australian Bank Bill rate(1)	1,703,667	10,647	1,693,020	Barclays Bank PLC
AUD	12,700	12/15/21	5.750%	6 month Australian Bank Bill rate(1)	1,202,160	(121,341)	1,323,501	Deutsche Bank AG
BRL	69,000	01/02/14	10.830%	Brazilian interbank lending rate(1)	233,595	86,744	146,851	Barclays Bank PLC
BRL	52,300	01/02/14	12.510%	Brazilian interbank lending rate(1)	980,030	12,193	967,837	Barclays Bank PLC
BRL	51,500	01/02/14	11.890%	Brazilian interbank lending rate(1)	837,315	(121,625)	958,940	Morgan Stanley
BRL	25,500	01/02/14	11.630%	Brazilian interbank lending rate(1)	341,103	(2,443)	343,546	Deutsche Bank AG
	Exchange-traded swap agreements:
	$125,500	09/21/21	4.000%	3 month LIBOR(1)	6,324,312	4,368,513	1,955,799	—

					$(3,179,469)	$8,127,214	$(11,306,683)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Porfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1):
BP Capital Markets America	06/20/15	5.000%		$1,950	0.884%	$277,431	$21,450	$255,981	Goldman Sachs & Co.
BP Capital Markets America	06/20/15	5.000%		1,400	0.884%	199,181	29,510	169,671	Goldman Sachs & Co.
BP Capital Markets America	06/20/15	5.000%		700	0.884%	99,493	(15,383)	114,876	Goldman Sachs & Co.
Federal Republic of Brazil	03/20/16	1.000%		6,200	1.305%	(104,120)	(49,418)	(54,702)	Citigroup, Inc.
France (Govt of)	09/20/14	0.250%	EUR	13,600	0.770%	(452,773)	(276,604)	(176,169)	Bank of America
General Electric Capital Corp.	09/20/12	1.000%		100	0.772%	(290)	(800)	510	BNP Paribas Bank
Japan Gov’t. Series 55	03/20/16	1.000%		4,400	1.239%	(44,257)	26,869	(71,126)	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%		2,800	1.239%	(28,008)	22,077	(50,085)	Royal Bank of Scotland Group PLC
People’s Republic of China	09/20/16	1.000%		4,400	1.269%	(78,118)	(17,769)	(60,349)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Petrobras Intl. Finance Corp.	09/20/12	1.000%	$500	0.880%	$650	$(1,091)	$1,741	Morgan Stanley

					$(130,811)	$(261,159)	$130,348

The Portfolio entered into credit default swap agreements on corporate and sovereign issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Credit Agricole SA	12/20/16	EUR	2,800	1.000%	$256,391	$269,905	$(13,514)	Citigroup, Inc.
Credit Agricole SA	12/20/16	EUR	1,650	1.000%	151,088	163,665	(12,577)	Goldman Sachs & Co.
D.R. Horton, Inc.	06/20/13		$5,600	1.000%	12,631	48,468	(35,837)	BNP Paribas
D.R. Horton, Inc.	06/20/16		2,500	1.000%	133,353	118,430	14,923	Deutsche Bank AG
DJ iTraxx9EU 7YR Tranche 09-12%	06/20/15	EUR	6,100	1.000%	911,813	965,589	(53,776)	UBS AG
Lennar Corp.	06/20/15		9,200	5.000%	(564,996)	(574,058)	9,062	BNP Paribas
Pulte Group, Inc.	03/20/15		3,000	1.000%	266,057	152,269	113,788	BNP Paribas
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX IG 17 5Y Index	12/20/16		17,800	1.000%	(167,663)	(223,446)	55,783	—

					$998,674	$920,822	$77,852

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$15,385,688	$1,517,593
Bank Loans	—	11,505,274	—
Commercial Mortgage-Backed
Securities	—	13,335,988	—
Corporate Obligations	—	401,292,243	4,355,818
Foreign Government Bonds	—	73,978,374	—
Municipal Bonds	—	6,523,419	—
Residential Mortgage-Backed
Securities	—	74,945,190	—
U.S. Government Agency Obligation	—	20,800,749	—
U.S. Government Mortgage-Backed
Securities	—	155,831,043	—
U.S. Treasury Obligations	—	268,115,243	—
Affiliated Money Market Mutual Fund	1,316,467	—	—
Repurchase Agreement	—	1,700,000	—
Options Purchased	—	728,910	—
Options Written	—	(664,220)	—
Short Sales – U.S. Government
Mortgage-Backed Obligations	—	(155,098,599)	—
Other Financial Instruments*
Futures	2,432,722	—	—
Foreign Forward Currency Contracts	—	(2,996,646)	—
Interest Rate Swaps	1,955,799	(13,262,482)	—
Credit Default Swaps	55,783	152,417	—

Total	$5,760,771	$872,272,591	$5,873,411

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities	Corporate Obligations
Balance as of 12/31/10	$7,621,586	$52,405	$—
Accrued discounts/premiums	(1,310)	(50,200)	—
Realized gain (loss)	—	(2,205)	—
Change in unrealized appreciation (depreciation)**	(993,058)	—	(44,182)
Purchases	—	—	4,400,000
Sales	—	—	—
Transfers into Level 3	2,511,961	—	—
Transfers out of Level 3	(7,621,586)	—	—

Balance as of 12/31/11	$1,517,593	$—	$4,355,818

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $(1,037,240) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Asset-Backed Security transferred out of Level 3 as a result of no longer using a single broker quote and one Asset-Backed Security transferred into Level 3 as a result of using a single broker quote.

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Treasury Obligations	26.2%
U.S. Government Mortgage-Backed Securities	15.2
Financial – Bank & Trust	15.0
Financial Services	10.5
Residential Mortgage-Backed Securities	7.3
Foreign Government Bonds	7.2
Oil & Gas	2.4
Insurance	2.2
U.S. Government Agency Obligations	2.0
Home Builders	1.9
Asset-Backed Securities	1.7
Commercial Mortgage-Backed Securities	1.3
Beverages	1.2
Pipelines	1.0
Savings & Loan	1.0

Food	0.9%
Healthcare Services	0.8
Telecommunications	0.7
Municipal Bonds	0.6
Investment Companies	0.6
Electric	0.5
Healthcare Providers & Services	0.5
Metals & Mining	0.4
Computer Services & Software	0.3
Diversified Financial Services	0.3
Electronic Components & Equipment	0.2
Chemicals	0.2
Repurchase Agreements	0.2
Affiliated Money Market Mutual Fund	0.1
Options Purchased	0.1

102.5
Securities Sold Short and Options Written	(15.2)
Other assets in excess of liabilities	12.7

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$2,432,722	*	—	$—
Interest rate contracts	Unrealized appreciation on swap agreements	7,651,763		Unrealized depreciation on swap agreements	18,958,446
Interest rate contracts	Premiums paid for swap agreements	8,372,623		Premiums received for swap agreements	245,409
Interest rate contracts	Unaffiliated investments	728,910		Written options outstanding, at value	664,220
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	4,047,523		Unrealized depreciation on foreign currency forward contracts	7,044,169
Credit contracts	Unrealized appreciation on swap agreements	736,335		Unrealized depreciation on swap agreements	528,135
Credit contracts	Premiums paid for swap agreements	1,818,232		Premiums received for swap agreements	1,158,569

Total		$25,788,108		$28,598,948

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$16,319,831	$(650,292)	$(4,477,310)	$—	$11,192,229
Foreign exchange contracts	—	—	—	8,304,604	8,304,604
Credit contracts	—	—	(91,556)	—	(91,556)

Total	$16,319,831	$(650,292)	$(4,568,866)	$8,304,604	$19,405,277

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(405,557)	$2,432,722	$1,858,481	$(11,337,815)	$—	$(7,452,169)
Foreign exchange contracts	—	—	—	—	(3,631,419)	(3,631,419)
Credit contracts	—	—	—	(818,880)	—	(818,880)

Total	$(405,557)	$2,432,722	$1,858,481	$(12,156,695)	$(3,631,419)	$(11,902,468)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$226,893	$1,352,861	$404,360,992	$154,234,561	$202,616,350	$230,030,131	$24,130,861	$52,624,462

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,076,053,813)	$1,050,015,532
Affiliated investments (cost $1,316,467)	1,316,467
Cash	106,021
Foreign currency, at value (cost $1,159,988)	1,159,752
Receivable for investments sold	167,757,254
Receivable for fund share sold	11,798,853
Premiums paid for swap agreements	10,190,855
Unrealized appreciation on swap agreements	8,388,098
Dividends and interest receivable	6,561,713
Unrealized appreciation on foreign currency forward contracts	4,047,523
Prepaid expenses	16,114

Total Assets	1,261,358,182

LIABILITIES:
Securities sold short, at value (proceeds received $153,757,500)	155,098,599
Payable for investments purchased	39,351,010
Unrealized depreciation on swap agreements	19,486,581
Unrealized depreciation on foreign currency forward contracts	7,044,169
Due to broker-variation margin	6,118,849
Due to broker	5,475,000
Premiums received for swap agreements	1,403,978
Written options outstanding, at value (premiums received $2,001,887)	664,220
Advisory fees payable	258,035
Payable for fund share repurchased	161,339
Accrued expenses and other liabilities	123,673
Shareholder servicing fees payable	8,703
Affiliated transfer agent fee payable	508

Total Liabilities	235,194,664

NET ASSETS	$1,026,163,518

Net assets were comprised of:
Paid-in capital	$1,012,952,456
Retained earnings	13,211,062

Net assets, December 31, 2011	$1,026,163,518

Net asset value and redemption price per share, $1,026,163,518 / 97,304,626 outstanding shares of beneficial interest	$10.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$22,389,641
Affiliated dividend income	8,725

22,398,366

EXPENSES
Advisory fees	6,895,123
Shareholder servicing fees and expenses	1,060,788
Custodian and accounting fees	242,000
Audit fees	51,000
Trustees’ fees	19,000
Insurance expenses	12,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	29
Miscellaneous	10,976

Total expenses	8,324,916
Less: shareholder servicing fee waiver	(166,936)

Net expenses	8,157,980

NET INVESTMENT INCOME	14,240,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	18,633,120
Futures transactions	16,319,831
Options written transactions	(650,292)
Short sales transactions	12,337
Swap agreements transactions	(4,568,866)
Foreign currency transactions	5,182,692

34,928,822

Net change in unrealized appreciation (depreciation) on:
Investments	(11,933,047)
Futures	2,432,722
Options written	1,858,481
Short sales	(1,341,099)
Swap agreements	(12,156,695)
Foreign currencies	(3,785,328)

(24,924,966)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	10,003,856

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,244,242

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,240,386	$10,069,032
Net realized gain on investment and foreign currency transactions	34,928,822	18,460,145
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(24,924,966)	10,359,856

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,244,242	38,889,033

DISTRIBUTIONS	(28,670,144)	(26,069,412)

FUND SHARE TRANSACTIONS:
Fund share sold [36,592,206 and 19,442,316 shares, respectively]	387,154,027	205,790,735
Fund share issued in reinvestment of distributions [2,735,701 and 2,513,926 shares, respectively]	28,670,144	26,069,412
Fund share repurchased [33,549,682 and 29,315,051 shares, respectively]	(353,673,797)	(310,124,156)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	62,150,374	(78,264,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,724,472	(65,444,388)
NET ASSETS:
Beginning of year	968,439,046	1,033,883,434

End of year	$1,026,163,518	$968,439,046

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 129.3% ASSET-BACKED SECURITIES — 3.8%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

ACE Securities Corp., Series 2006-HE4, Class A2A	Caa3	0.354%	(c)	10/25/36	$527	$136,436
ACE Securities Corp., Series 2006-NC3, Class A2A	B3	0.344%	(c)	12/25/36	74	72,920
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1	Aaa	0.569%	(c)	09/25/34	1,715	1,513,909
Auto ABS Srl (Italy), Series 2007-2, Class A	Aaa	1.725%	(c)	10/25/20	EUR 15,564	19,853,217
Bear Stearns Asset Backed Securities Trust, Series 2006-AQ1, Class 2A1	B3	0.374%	(c)	10/25/36	275	254,328
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1	Baa2	0.384%	(c)	06/25/47	810	782,453
BNC Mortgage Loan Trust, Series 2007-2, Class A2	Ba2	0.394%	(c)	05/25/37	4,805	4,276,839
Centurion CDO VII Ltd. (Cayman Islands), Series 2004-7A, Class A1A, 144A	Aaa	0.799%	(c)	01/30/16	8,632	8,418,350
Citibank Omni Master Trust, Series 2009-A8, Class A8, 144A	Aaa	2.378%	(c)	05/16/16	50,460	50,769,915
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 144A	Aaa	3.028%	(c)	08/15/18	34,000	35,666,218
Commercial Industrial Finance Corp. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.787%	(c)	03/01/21	7,200	6,603,314
Commercial Industrial Finance Corp. (Cayman Islands), Series 2007-1A, Class A1L, 144A	Aaa	0.704%	(c)	05/10/21	14,000	12,721,408
Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A1	Ba2	0.394%	(c)	09/25/37	1,319	1,300,889
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1	Baa3	0.374%	(c)	10/25/47	1,177	1,161,890
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1	Caa1	0.354%	(c)	11/25/36	266	162,635
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	Ba3	0.664%	(c)	05/25/40	2,311	1,964,157
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	Aaa	0.534%	(c)	06/25/32	1,830	1,806,584
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.364%	(c)	08/25/37	5,898	1,879,483
Fremont Home Loan Trust, Series 2006-E, Class 2A1	Caa2	0.354%	(c)	01/25/37	185	177,756
Galaxy CLO Ltd. (Cayman Islands), Series 2005-4A, Class A1VB, 144A	AA+(d)	0.683%	(c)	04/17/17	11,974	11,627,707
Galaxy CLO Ltd. (Cayman Islands), Series 2007-8A, Class A, 144A	Aa1	0.658%	(c)	04/25/19	17,754	16,442,189
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A	Ca	0.334%	(c)	08/25/36	68	19,962
Hillmark Funding (Cayman Islands), Series 2006-1A, Class A1, 144A	Aaa	0.729%	(c)	05/21/21	30,400	28,125,715
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.575%	(c)	01/20/34	5,046	4,591,919
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV2	Ba1	0.344%	(c)	10/25/36	577	572,623
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A2	Ba2	0.374%	(c)	03/25/37	998	942,421
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1	Caa1	0.354%	(c)	03/25/47	1,973	1,619,150
Lehman XS Trust, Series 2006-14N, Class 1A2	Ca	0.534%	(c)	09/25/46	529	49,277
Lehman XS Trust, Series 2006-16N, Class A4B	C	0.534%	(c)	11/25/46	619	108,540
Lehman XS Trust, Series 2006-GP2, Class 3A2	C	0.524%	(c)	06/25/46	238	16,580
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.854%	(c)	10/25/34	127	93,174

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Magnolia Funding Ltd. (Channel Islands), Series 2010-1A, Class A1	NR	3.000%		04/20/17	EUR	896	$1,153,370
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A1	Ba1	0.374%	(c)	05/25/37		$819	734,810
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1	Caa2	0.344%	(c)	11/25/36		9	2,433
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	Caa3	5.726%		10/25/36		523	269,326
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A3	Ca	0.654%	(c)	04/25/37		1,274	453,820
Octagon Investment Partners VII Ltd. (Cayman Islands), Series 2004-7A, Class A1L, 144A	Aaa	0.889%	(c)	12/02/16		5,967	5,801,688
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class MII1	A3	1.389%	(c)	12/25/33		5,374	3,696,360
Residential Asset Securities Corp., Series 2007-KS3, Class AI1	Ba2	0.404%	(c)	04/25/37		141	140,012
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A	Ca	0.354%	(c)	12/25/36		168	36,778
SLM Student Loan Trust, Series 2006-6, Class A1	Aaa	0.408%	(c)	10/25/18		391	391,027
SLM Student Loan Trust, Series 2009-C, Class A, 144A	AAA(d)	4.500%	(c)	11/16/43		6,715	6,366,050
SLM Student Loan Trust, Series 2009-CT, Class 1A, 144A	Aaa	2.350%	(c)	04/15/39		3,365	3,373,742
SLM Student Loan Trust, Series 2010-C, Class A2, 144A	Aaa	2.928%	(c)	12/16/19		2,200	2,237,957
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A	Caa3	0.354%	(c)	11/25/36		259	73,802
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1	Caa1	0.374%	(c)	06/25/37		2,100	1,627,019
Soundview Home Equity Loan Trust, Series 2007-OPT5, Class 2A1	Aa1	1.094%	(c)	10/25/37		112	110,748
Wind River CLO Ltd. (Cayman Islands), Series 2004-1A, Class A1, 144A	Aaa	0.889%	(c)	12/19/16		25,740	24,732,369

TOTAL ASSET-BACKED SECURITIES (cost $277,979,285)							264,933,269

BANK LOANS(c) — 0.4%
Financial Services — 0.3%
Springleaf Financial Corp., Initial Loan	B2	0.550%		05/28/17		23,000	19,938,125

Healthcare Services
HCA, Inc., Tranche Term Loan A-2	Ba3	2.869%		05/02/16		2,591	2,426,148

Oil & Gas — 0.1%
Petroleum Export, Facility B	NR	3.246%		12/07/12		5,319	5,286,074

TOTAL BANK LOANS (cost $30,765,060)							27,650,347

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	NR	2.028%	(c)	11/15/15		17,291	15,623,884
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4	AAA(d)	5.201%		12/11/38		21,997	24,139,860
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4	Aaa	5.331%		02/11/44		400	421,209
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4	AAA(d)	5.471%	(c)	01/12/45		1,100	1,237,104

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4	Aaa	5.306%		12/10/46		$3,300	$3,578,550
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class A2, 144A	Aa2	0.448%	(c)	10/15/21		4,155	3,829,454
European Loan Conduit (Ireland), Series 25X, Class A	Aa3	1.612%	(c)	05/15/19	EUR	926	976,690
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4	Aaa	4.799%	(c)	08/10/42		200	214,809
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	Aaa	5.224%	(c)	04/10/37		34,978	37,450,342
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aaa	5.444%		03/10/39		800	865,909
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A	Aaa	4.678%		07/15/42		827	841,004
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	Aaa	5.882%	(c)	02/15/51		1,100	1,194,728
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3, 144A	AAA(d)	4.070%		11/15/43		12,200	12,830,916
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	A(d)	5.866%	(c)	09/15/45		17,600	19,303,803
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.814%	(c)	07/09/21		9,598	8,892,423
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	Aaa	5.485%	(c)	03/12/51		2,300	2,419,149
Morgan Stanley Capital I, Series 2007-IQ13, Class A4	A-(d)	5.364%		03/15/44		12,600	13,313,047
Morgan Stanley Capital I, Series 2007-IQ16, Class A4	A+(d)	5.809%		12/12/49		200	220,226
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4A, 144A	Aaa	5.790%	(c)	08/12/45		100	112,114

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $137,028,346)							147,465,221

CORPORATE BONDS — 32.3%
Agriculture
Altria Group, Inc., Gtd. Notes	Baa1	9.700%		11/10/18		1,100	1,479,954

Airlines
UAL 1991 Pass-Through Trust AB, Pass-Through Certificates	NR	10.020%		03/22/14(g)		498	189,404

Automobiles — 0.1%
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	1.742%	(c)	09/13/13		9,800	9,674,070

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	0.972%	(c)	01/27/14		20,500	20,538,171
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	4.125%		01/15/15		24,100	25,983,704
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	5.375%		01/15/20		18,600	21,814,154

							68,336,029

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	6.150%		06/01/18		$22,000	$25,590,070

Chemicals
Braskem Finance Ltd. (Cayman Islands), Gtd. Notes	Baa3	5.750%		04/15/21		3,300	3,275,250

Diversified — 0.1%
General Electric Co., Sr. Unsec’d. Notes	Aa2	5.250%		12/06/17		3,800	4,361,496

Diversified Financial Services — 0.6%
Banque PSA Finance (France), Sr. Unsec’d. Notes, 144A	Baa1	2.481%	(c)	04/04/14		14,700	13,612,612
Barclays Bank PLC (United Kingdom), Sub. Notes, MTN	Baa1	1.677%	(c)	05/30/17	EUR	2,700	3,223,782
Citigroup, Inc., Sub. Notes	Baa1	4.875%		05/07/15		5,200	5,136,206
Fifth Third Bancorp, Sub. Notes	Baa2	0.983%	(c)	12/20/16		3,600	3,172,918
Gazprom OAO Via White Nights Finance BV (Netherlands), Sr. Unsec’d. Notes	Baa1	10.500%		03/08/14		6,500	7,325,825
Gazprom OAO Via White Nights Finance BV (Netherlands), Sr. Unsec’d. Notes	Baa1	10.500%		03/25/14		500	563,350
Odebrecht Drilling Norbe VIII/IX Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Baa3	6.350%		06/30/21		2,900	2,987,000
Vnesheconombank Via VEB Finance Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa1	5.450%		11/22/17		3,100	3,053,500

							39,075,193

Electric — 0.2%
Ameren Illinois Co., Sr. Sec’d. Notes	Baa1	6.250%		04/01/18		10,300	11,859,301

Financial — Bank & Trust — 12.5%
Abbey National Treasury Services PLC (United Kingdom), Bank Gtd. Notes	Aa3	1.890%	(c)	06/10/13		56,100	56,002,723
American Express Bank FSB, Sr. Unsec’d. Notes	A2	6.000%		09/13/17		500	566,508
American Express Centurion Bank, Notes	A2	6.000%		09/13/17		500	565,404
American Express Co., Sr. Unsec’d. Notes	A3	6.150%		08/28/17		3,700	4,231,524
American Express Co., Sr. Unsec’d. Notes	A3	7.250%		05/20/14		10,000	11,167,770
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	2.125%		01/10/14		14,000	13,986,784
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.250%		01/14/16		10,000	9,500,000
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	1.659%	(c)	04/20/12		12,300	12,303,924
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.000%		09/01/17		2,000	1,953,256
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.500%		08/01/16		5,855	5,896,395
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa1	1.848%	(c)	01/30/14		37,300	33,675,261
Bank of America Corp., Sub. Notes	Baa2	0.787%	(c)	08/15/16		1,900	1,473,997
Bank of America NA, Sub. Notes	A3	6.000%		10/15/36		1,900	1,580,295
Bank of China Hong Kong Ltd. (Hong Kong), Sub. Notes, 144A	A1	5.550%		02/11/20		2,900	3,010,780
Bank of Montreal (Canada), Covered Bonds, 144A	Aaa	2.850%		06/09/15		4,400	4,560,851
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	1.650%		10/29/15		5,300	5,307,163
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	2.375%		01/13/14		6,000	5,872,650
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	5.000%		09/22/16		31,200	32,423,040

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial — Bank & Trust (continued)
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A	A1	4.500%		03/10/16		$4,000	$3,920,000
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	A2	6.500%		03/10/21		8,000	7,710,000
BNP Paribas SA (France), Bank Gtd. Notes	Aa3	1.291%	(c)	01/10/14		26,300	24,255,517
BPCE SA (France), Jr. Sub. Notes	Baa3	9.000%	(c)	03/29/49	EUR	1,000	909,209
BPCE SA (France), Sr. Unsec’d. Notes, 144A	Aa3	2.375%		10/04/13		2,500	2,422,456
China Development Bank Corp. (China), Sr. Unsec’d. Notes	Aa3	5.000%		10/15/15		100	108,254
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Certificate of Deposit	Aaa	0.389%	(c)	04/24/12		25,000	24,995,450
Credit Agricole Home Loan SFH (France), Covered Bonds, 144A	Aaa	1.162%	(c)	07/21/14		33,500	31,883,497
Credit Agricole SA (France), Jr. Sub. Notes	A3	7.589%	(c)	01/29/49	GBP	600	537,179
Credit Agricole SA (France), Jr. Sub. Notes, 144A	A3	8.375%	(c)	10/29/49		44,500	33,375,000
Credit Agricole SA (France), Jr. Sub. Notes, MTN	A3	5.136%	(c)	12/29/49	GBP	2,400	2,068,580
Credit Suisse (Switzerland), Sr. Unsec’d. Notes	Aa1	2.200%		01/14/14		4,800	4,747,138
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A	A2	1.451%	(c)	04/14/14		25,000	24,096,125
DBS Bank Ltd. (Singapore), Sub. Notes, 144A	Aa2	0.681%	(c)	05/16/17		1,000	977,500
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	Aa3	6.000%		09/01/17		13,900	15,523,395
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa1	0.908%	(c)	04/29/14		26,900	24,403,734
Export-Import Bank of China (China), Unsec’d. Notes, 144A	Aa3	4.875%		07/21/15		600	645,160
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	1.050%		03/03/12	SGD	16,900	13,028,287
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.000%		01/29/21		2,800	2,702,073
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	5.125%		06/29/20		4,200	4,397,623
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Aa2	2.000%		01/19/14		6,100	6,008,305
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%		05/02/36		5,100	5,153,071
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%		09/15/37		3,700	3,652,237
Itau Unibanco Holding SA (Brazil), Sub. Notes, 144A	Baa1	6.200%		04/15/20		20,700	21,632,962
Kreditanstalt Fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.000%		09/07/16	EUR	14,200	18,708,603
LeasePlan Corp. NV (Netherlands), Gov’t. Liquid Gtd. Notes, MTN	Aaa	3.125%		02/10/12	EUR	7,800	10,120,395
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	A1	2.766%	(c)	01/24/14		4,000	3,783,860
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	A1	4.875%		01/21/16		3,100	3,021,210
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	A1	5.800%		01/13/20		30,200	28,671,216
Lloyds TSB Bank PLC (United Kingdom), Jr. Sub. Notes, 144A	Ba1	12.000%	(c)	12/29/49		40,400	37,004,784
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	1.111%	(c)	04/11/14		56,200	56,160,074
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	2.125%		01/14/14		1,800	1,765,341
Nordea Eiendomskreditt A/S (Norway), Covered Bonds, 144A	Aaa	1.003%	(c)	04/07/14		13,400	13,044,594

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#		Value (Note 2)

Financial — Bank & Trust (continued)
Northern Rock Asset Management PLC (United Kingdom), Covered Bonds, 144A	Aaa	5.625%		06/22/17	(g)		$37,200	$39,115,800
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes	NR	6.875%		03/19/20		EUR	10,000	11,007,571
RBS Capital Trust I, Bank Gtd. Notes	B3	4.709%		12/29/49			3,200	1,684,000
RCI Banque SA (France), Sr. Unsec’d. Notes, 144A	Baa2	2.261%	(c)	04/11/14			10,200	9,720,794
Resona Bank Ltd. (Japan), Jr. Sub. Notes, 144A	Baa1	5.850%	(c)	09/29/49			900	894,350
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	B3	7.640%	(c)	03/29/49			10,200	5,469,750
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	A2	3.950%		09/21/15			8,200	7,689,173
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes, 144A	A2	4.875%		08/25/14			1,300	1,272,023
Royal Bank of Scotland PLC (The) (United Kingdom), Gov’t. Liquid Gtd. Notes, 144A	Aaa	2.625%		05/11/12			2,700	2,717,477
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes (original cost $15,164,208; purchased 03/07/11)(f)	Baa3	2.001%	(c)	03/30/15	(g)	CAD	17,300	12,743,329
Santander Finance Preferred SA Unipersonal (Spain), Ltd. Gtd Notes	Baa2	11.300%	(c)	07/29/49		GBP	2,400	3,235,184
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	Aa3	1.379%	(c)	03/30/12			52,100	52,006,897
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	Aa3	2.991%		10/07/13			6,200	5,940,631
Societe Financement de l’Economie Francaise (France), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.603%	(c)	07/16/12			11,000	10,980,860
Societe Financement de l’Economie Francaise (France), Gov’t. Liquid Gtd. Notes, MTN	Aaa	2.125%		05/20/12		EUR	2,500	3,243,791
State Bank of India (India), Sr. Unsec’d. Notes, 144A	Baa2	4.500%		07/27/15			7,000	6,860,669
State Street Capital Trust IV, Ltd. Gtd. Notes	A3	1.546%	(c)	06/15/37			1,100	724,093
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	1.950%		01/14/14			6,000	6,070,314
Turkiye Garanti Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A	Ba1	2.909%	(c)	04/20/16			3,800	3,420,000
Wachovia Corp., Sub. Notes	A3	0.768%	(c)	10/28/15			1,000	909,483
Westpac Banking Corp. (Australia), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.883%	(c)	07/16/14			6,000	6,064,626
Westpac Banking Corp. (Australia), Gov’t. Liquid Gtd. Notes, 144A	Aaa	3.585%		08/14/14			5,900	6,290,173
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	1.309%	(c)	03/31/14			28,600	28,682,025

								862,254,167

Financial Services — 9.6%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Gtd. Notes	Baa1	8.700%		08/07/18			2,200	2,650,340
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Gtd. Notes, 144A	Baa1	8.700%		08/07/18			2,300	2,770,810
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sec’d. Notes	Baa1	7.700%		08/07/13			1,100	1,185,446
Ally Financial, Inc., Gtd. Notes	B1	3.649%	(c)	02/11/14			4,400	4,158,572
Ally Financial, Inc., Gtd. Notes	B1	3.963%	(c)	06/20/14			11,100	10,380,276
Ally Financial, Inc., Gtd. Notes	B1	7.500%		09/15/20			8,100	8,181,000
BA Covered Bond Issuer, Covered Bonds, 144A	Aa3	5.500%		06/14/12	(g)		10,250	10,456,332
Bank One Capital III, Ltd. Gtd. Notes.	A2	8.750%		09/01/30			1,100	1,457,078

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#			Value (Note 2)

Financial Services (continued)
C8 Capital SPV Ltd. (British Virgin Islands), Sr. Sec’d. Notes, 144A	CCC+(d)	6.640%	(c)	12/29/49		$1,590		$858,600
CIT Group, Inc., Sec’d. Notes	B2	7.000%		05/01/16		—	(r)	1
Citigroup Capital XXI, Gtd. Notes	Ba1	8.300%	(c)	12/21/57		42,485		42,431,894
Citigroup, Inc., Sr. Unsec’d. Notes	A3	1.848%	(c)	01/13/14		11,600		11,280,559
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.500%		10/15/14		22,100		22,719,839
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.000%		08/15/17		3,700		3,877,459
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%		07/15/39		7,200		8,815,190
Citigroup, Inc., Sub. Notes	Baa1	5.625%		08/27/12		3,500		3,552,860
Citigroup, Inc., Sub. Notes	Baa1	6.125%		08/25/36		2,100		1,816,521
Citigroup, Inc., Unsec’d. Notes	A3	8.500%		05/22/19		4,500		5,296,887
Enel Finance International NV (Netherlands), Gtd. Notes, 144A	A3	6.800%		09/15/37		12,800		11,116,378
FCE Bank PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	Ba2	7.125%		01/16/12	EUR	3,300		4,279,557
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	5.625%		09/15/15		10,400		10,763,470
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	5.875%		08/02/21		400		416,883
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	7.000%		04/15/15		11,900		12,792,500
General Electric Capital Corp., Sub. Notes	Aa3	6.375%	(c)	11/15/67		25,675		25,289,875
General Electric Capital Corp., Sub. Notes, 144A	Aa3	5.500%	(c)	09/15/67	EUR	33,000		33,313,920
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.435%	(c)	02/07/14		11,600		10,842,520
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.817%	(c)	05/23/16	EUR	7,400		7,980,565
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.884%	(c)	02/04/13	EUR	9,540		11,842,169
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.750%		10/01/16		6,000		6,221,166
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.950%		01/18/18		17,700		18,128,712
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.150%		04/01/18		7,200		7,431,041
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.250%		09/01/17		17,000		17,772,429
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	1.940%	(c)	01/30/17	EUR	1,050		1,099,322
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	6.375%		05/02/18	EUR	600		796,434
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.750%		09/01/16		5,400		5,535,000
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	5.750%		05/15/16		1,400		1,298,559
JPMorgan Chase & Co., Jr. Sub. Notes	Baa1	7.900%	(c)	04/29/49		800		851,752
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.000%		01/15/18		5,500		6,136,234
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	Aa3	1.654%	(c)	09/26/13	EUR	1,100		1,389,743
JPMorgan Chase Bank NA, Sub. Notes	Aa2	6.000%		10/01/17		8,800		9,466,204
JPMorgan Chase Capital XX, Ltd. Gtd. Notes	A2	6.550%		09/29/36		1,000		1,000,000
LBG Capital No.1 PLC (United Kingdom), Bank Gtd. Notes	Ba3	7.869%		08/25/20	GBP	7,850		8,960,352
LBG Capital No.1 PLC (United Kingdom), Bank Gtd. Notes, 144A	BB-(d)	8.500%	(c)	12/29/49		700		483,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.520%		12/31/11		16,490		4,204,950
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.851%		12/15/24		2,300		586,500

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial Services (continued)
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.878%		04/03/19		$2,300	$586,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.907%	(c)	11/16/24		14,300	3,646,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.951%	(c)	05/25/20		5,800	1,479,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.005%	(c)	07/18/13		3,900	994,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.053%	(c)	11/10/24		3,500	892,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	A+(d)	5.625%		01/24/13		6,200	1,627,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.200%		09/26/14		2,600	685,750
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%		05/02/18		3,300	874,500
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	1.201%	(c)	02/21/12	GBP	1,300	2,009,549
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	1.771%	(c)	08/25/14	EUR	3,100	3,399,532
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	1.777%	(c)	05/30/14	EUR	11,600	12,970,111
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	1.850%	(c)	01/31/14	EUR	1,700	1,937,382
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa1	6.875%		04/25/18		7,600	7,493,136
Merrill Lynch & Co., Inc., Sr. Unsub. Notes, MTN	A2	1.751%	(c)	08/09/13	EUR	12,400	14,733,155
Morgan Stanley, Sr. Unsec’d. Notes	A2	1.408%	(c)	04/29/13		20,000	18,847,640
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	1.807%	(c)	03/01/13	EUR	3,000	3,681,903
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	1.970%	(c)	04/13/16	EUR	300	314,559
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	1.991%	(c)	05/02/14	EUR	11,600	13,331,240
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	1.992%	(c)	01/16/17	EUR	600	602,035
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.250%		08/28/17		20,900	20,453,680
MUFG Capital Finance 5 Ltd. (Cayman Islands), Jr. Sub. Notes	Ba1	9.710%	(c)	01/29/49	GBP	2,000	2,909,927
SLM Corp., Sr. Notes, MTN	Ba1	6.250%		01/25/16		2,300	2,236,702
SLM Corp., Sr. Unsec’d. Notes	Ba1	0.718%	(c)	01/27/14		10,000	9,039,860
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	1.756%	(c)	06/17/13	EUR	5,900	7,213,005
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	3.125%		09/17/12	EUR	4,500	5,726,907
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	4.875%		12/17/12	GBP	2,400	3,668,651
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%		06/15/18		10,000	10,300,000
Societe Generale (France), Jr. Sub. Notes	Baa2	7.756%	(c)	05/29/49	EUR	600	458,163
Societe Generale (France), Jr. Sub. Notes	Baa2	9.375%	(c)	09/29/49	EUR	2,000	1,981,492
Societe Generale (France), Jr. Sub. Notes, 144A	Baa2	5.922%	(c)	04/29/49		15,200	9,252,042
Springleaf Finance Corp., Sr. Unsec’d. Notes	B3	3.250%		01/16/13	EUR	8,200	9,156,449
Springleaf Finance Corp., Sr. Unsec’d. Notes	B3	4.125%		11/29/13	EUR	12,000	12,322,050
SSIF Nevada LP, Bank Gtd. Notes, 144A	Aa1	1.101%	(c)	04/14/14		61,300	60,327,843
Svenska Handelsbanken AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	1.544%	(c)	09/14/12		32,000	32,155,136
Sydney Airport Finance Co. Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	Baa2	5.125%		02/22/21		1,500	1,527,341
Temasek Financial I Ltd. (Singapore), Gtd. Notes, 144A	Aaa	4.300%		10/25/19		2,900	3,092,974
TNK-BP Finance SA (Luxembourg), Gtd. Notes	Baa2	7.875%		03/13/18		5,000	5,343,750
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	6.125%		03/20/12		1,500	1,513,125
UBS AG (Switzerland), Sr. Unsec’d. Notes	Aa3	1.425%	(c)	01/28/14		2,000	1,947,604

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial Services (continued)
UBS AG (Switzerland), Sr. Unsec’d. Notes	Aa3	5.750%		04/25/18	$4,100	$4,247,908
UBS Preferred Funding Trust V, Jr. Sub. Notes	Baa3	6.243%	(c)	05/29/49	8,100	6,854,625
UFJ Finance Aruba AEC (Aruba), Bank Gtd. Notes	A1	6.750%		07/15/13	400	427,423
ZFS Finance USA Trust IV, Jr. Sub. Notes, 144A	A3	5.875%	(c)	05/09/32	934	877,960

						665,030,508

Holding Companies — Diversified
Noble Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Baa3	4.875%		08/05/15	2,500	2,300,573

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	5.750%		08/15/15	5,900	6,318,151

Insurance — 1.3%
American International Group, Inc., Jr. Sub. Debs	Baa2	8.175%	(c)	05/15/58	11,400	10,146,000
American International Group, Inc., Jr. Sub. Notes	Baa2	6.250%		03/15/37	5,500	3,980,625
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	5.050%		10/01/15	800	774,582
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%		08/15/18	5,500	5,821,756
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	0.663%	(c)	03/20/12	11,000	10,903,574
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%		01/16/18	3,400	3,325,251
Dai-Ichi Life Insurance Co Ltd. (The) (Japan), Sub. Notes, 144A	A3	7.250%	(c)	12/29/49	6,600	6,642,080
Hartford Financial Services Group, Inc., Jr. Sub. Debs	Ba1	8.125%	(c)	06/15/38	3,800	3,762,000
MetLife Institutional Funding II, Sec’d. Notes, 144A	Aa3	1.481%	(c)	04/04/14	31,600	31,530,038
Pacific LifeCorp, Sr. Notes, 144A	Baa1	6.000%		02/10/20	2,900	3,086,482
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.550%		04/27/15	8,100	8,649,302

						88,621,690

Media
Comcast Corp., Gtd. Notes	Baa1	6.450%		03/15/37	1,600	1,939,589

Medical – Drugs — 0.2%
HCA, Inc., Sr. Sec’d. Notes	Ba3	6.500%		02/15/20	10,000	10,375,000

Medical Supplies & Equipment
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	5.900%		09/15/17	2,700	3,261,335

Metals & Mining — 0.4%
Codelco, Inc. (Chile), Sr. Unsec’d. Notes, 144A	A1	6.150%		10/24/36	700	863,778
Codelco, Inc. (Chile), Sr. Unsec’d. Notes, 144A	A1	7.500%		01/15/19	4,600	5,858,721
CSN Resources SA (Luxembourg), Gtd. Notes, 144A	Ba1	6.500%		07/21/20	4,300	4,493,500
Gerdau Holdings, Inc., Gtd. Notes, 144A	BBB-(d)	7.000%		01/20/20	12,200	12,871,000
Gerdau Trade, Inc. (British Virgin Islands), Gtd. Notes, 144A	BBB-(d)	5.750%		01/30/21	2,500	2,481,250
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.250%		01/23/17	1,200	1,352,300

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Metals & Mining (continued)
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%		11/21/36		$1,200	$1,366,261

							29,286,810

Oil & Gas — 1.9%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	1.459%	(c)	06/02/14		9,700	9,738,558
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.750%		01/15/32		4,200	4,851,000
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.800%		08/01/31		850	979,625
ENN Energy Holdings Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 144A	Baa3	6.000%		05/13/21		1,700	1,535,115
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes	Baa1	9.250%		04/23/19		12,700	15,099,030
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	6.212%		11/22/16		1,100	1,138,500
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	7.343%		04/11/13		1,900	1,978,375
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.146%		04/11/18		7,200	8,100,000
Gazprom OAO Via Gazprom International SA (Luxembourg), Gtd. Notes	BBB+(d)	7.201%		02/01/20		545	576,007
Gazprom OAO Via RBS AG (Germany), Unsec’d. Notes	Baa1	9.625%		03/01/13		400	426,000
Novatek Finance Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa3	5.326%		02/03/16		3,100	3,123,250
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%		01/27/21		20,700	21,747,441
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	7.875%		03/15/19		4,800	5,729,746
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%		01/21/21		16,400	17,794,000
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	6.000%		03/05/20		12,500	13,878,750
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes	Aa3	5.298%		09/30/20		3,437	3,685,839
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes, 144A	Aa3	5.298%		09/30/20		1,410	1,512,139
Southern Gas Networks PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	1.269%	(c)	10/21/15	GBP	13,500	20,272,915

							132,166,290

Paper & Forest Products
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Baa3	7.750%		11/15/29		2,000	2,517,114

Real Estate — 0.3%
WCI Finance LLC/WEA Finance LLC, Gtd. Notes, 144A	A2	5.700%		10/01/16		10,830	11,598,941
WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A	A2	6.750%		09/02/19		7,300	8,142,026

							19,740,967

Retail & Merchandising — 0.3%
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.943%		01/10/30		1,096	1,214,916
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.500%		07/01/15		17,700	19,821,841

							21,036,757

Savings & Loan — 0.1%
Nationwide Building Society (United Kingdom), Sr. Unsec’d. Notes, 144A	A2	6.250%		02/25/20		9,800	9,723,374

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Telecommunications — 2.1%
BellSouth Corp., Gtd. Notes, 144A	A2	4.463%		04/26/12		$128,700	$130,125,610
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.082%		06/01/16		2,100	2,276,287
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	3.375%		10/14/16		400	402,479
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	4.750%		02/16/21		900	906,750
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.200%		11/10/26		7,950	7,931,731
Verizon Virginia, Inc., Sr. Unsec’d. Notes	A-(d)	7.875%		01/15/22		3,000	3,748,500

							145,391,357

Tobacco — 0.1%
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	5.650%		05/16/18		4,200	4,967,857

Utilities — 1.0%
Entergy Corp., Sr. Unsec’d. Notes	Baa3	3.625%		09/15/15		14,700	14,921,867
Korea Electric Power Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.000%		10/05/15		16,000	15,980,890
Majapahit Holding BV (Netherlands), Gtd. Notes	Ba1	7.250%		06/28/17		4,400	4,889,280
Majapahit Holding BV (Netherlands), Gtd. Notes, 144A	Ba1	7.750%		01/20/20		5,000	5,806,250
Nisource Finance Corp., Gtd. Notes	Baa3	6.125%		03/01/22		9,800	11,282,377
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	A2	5.300%		05/01/18		11,500	13,614,045

							66,494,709

TOTAL CORPORATE BONDS (cost $2,308,921,664)							2,235,267,015

FOREIGN GOVERNMENT BONDS — 5.9%
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Bonds	Baa2	4.125%		09/15/17	EUR	2,700	3,426,325
Brazil Notas do Tesouro Nacional (Brazil), Notes	Baa2	10.000%		01/01/13	BRL	398	212,947
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%		01/01/14	BRL	404	214,773
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%		01/01/17	BRL	7,890	4,065,684
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes	Aaa	3.350%		12/15/20	CAD	7,200	7,653,591
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes	Aaa	3.750%		03/15/20	CAD	30,900	33,823,936
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes	Aaa	3.800%		06/15/21	CAD	12,300	13,506,396
Canadian Government (Canada), Bonds	Aaa	2.750%		09/01/16	CAD	16,300	17,060,800
Canadian Government (Canada), Bonds	Aaa	3.750%		06/01/19	CAD	6,600	7,411,889
Canadian Government (Canada), Bonds	Aaa	4.250%		06/01/18	CAD	1,600	1,832,159
Instituto de Credito Oficial (Spain), Gov’t. Gtd. Notes	A1	3.154%	(c)	03/25/14	EUR	15,000	18,558,144
Italy Buoni Poliennali del Tesoro (Italy), Bonds, TIPS	A2	2.100%		09/15/16	EUR	2,400	2,802,820
Italy Buoni Poliennali del Tesoro (Italy), Bonds, TIPS	A2	2.100%		09/15/21	EUR	19,100	19,391,661
Korea Housing Finance Corp. (South Korea), Covered Bonds	Aa3	4.125%		12/15/15		2,700	2,788,031
Mexican Bonos (Mexico), Bonds	Baa1	6.000%		06/18/15	MXN	72,100	5,290,947
Orovince of Ontario Canada (Canada), Bonds	Aa1	4.000%		06/02/21	CAD	44,100	47,386,018
Province of Ontario (Canada), Bonds	Aa1	3.150%		06/02/22	CAD	6,600	6,616,002
Province of Ontario (Canada), Bonds	Aa1	4.200%		03/08/18	CAD	2,800	3,075,506

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

FOREIGN GOVERNMENT BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#			Value (Note 2)

Province of Ontario (Canada), Bonds	Aa1	4.200%		06/02/20	CAD	12,900		$14,080,785
Province of Ontario (Canada), Bonds	Aa1	4.300%		03/08/17	CAD	10,600		11,644,237
Province of Ontario (Canada), Bonds, MTN	Aa1	4.600%		06/02/39	CAD	4,700		5,569,367
Province of Ontario (Canada), Debs	Aa1	6.500%		03/08/29	CAD	9,800		13,652,470
Province of Ontario (Canada), Notes, MTN	Aa1	5.500%		06/02/18	CAD	3,200		3,752,803
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa1	1.375%		01/27/14		$9,500		9,599,465
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa1	1.875%		09/15/15		3,800		3,871,410
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa1	3.000%		07/16/18		2,400		2,526,792
Province of Quebec (Canada), Debs	A+(d)	4.500%		12/01/17	CAD	4,400		4,897,378
Province of Quebec (Canada), Notes	Aa2	4.250%		12/01/21	CAD	20,100		21,849,465
Province of Quebec (Canada), Notes	Aa2	4.500%		12/01/20	CAD	43,200		47,859,451
Rebublic of Panama (Panama), Sr. Unsec’d. Notes	Baa3	7.250%		03/15/15		1,900		2,194,500
Republic of South Africa (South Africa), Sr. Unsec’d. Notes	A3	5.875%		05/30/22		800		921,040
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	Ba2	7.000%		09/26/16		13,400		14,689,750
Russian Government (Russia), Sr. Unsec’d. Notes	Baa1	7.500%		03/31/30		31,647		36,771,651
United Kingdom Gilt (United Kingdom), Bonds	Aaa	4.250%		12/07/40	GBP	600		1,147,037
United Mexican States (Mexico), Sr. Unsec’d. Notes	Baa1	5.875%		02/17/14		12,300		13,314,750
United Mexican States (Mexico), Sr. Unsec’d. Notes	Baa1	6.050%		01/11/40		4,700		5,745,750
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.250%		07/14/17	EUR	1,000		1,306,542

TOTAL FOREIGN GOVERNMENT BONDS (cost $412,386,657)								410,512,272

MUNICIPAL BONDS — 5.0%
Arizona
Salt River Project Agricultural Improvement & Power District, Series B, Revenue Bonds	AA1	4.750%		01/01/32		1,000	(e)	1,008,570
Salt River Project Agricultural Improvement & Power District, Series B, Revenue Bonds	AA(d)	7.320%	(c)	01/01/32		500		508,570

								1,517,140

California — 2.6%
California Infrastructure & Economic Development Bank, Revenue Bonds	Aa2	6.486%		05/15/49		2,600		3,038,880
California State University, Revenue Bonds	Aa2	6.484%		11/01/41		4,500		5,248,485
Fresno County, Revenue Bonds	AA-(d)	5.310%	(s)	08/15/20		12,675		7,864,457
Golden State Tobacco Securitization Corp., Revenue Bonds	B3	8.295%	(s)	06/01/37		18,400		11,815,376
Los Angeles Department of Water & Power, Revenue Bonds	Aa3	6.603%		07/01/50		3,300		4,319,469
Los Angeles Unified School District, General Obligation Unlimited	Aa2	6.758%		07/01/34		14,700		18,392,199
Los Angeles Waste Water System, Revenue Bonds	Aa3	5.713%		06/01/39		2,400		2,742,168
Orange County Local Transportation Authority, Series A, Revenue Bonds	Aa2	6.908%		02/15/41		16,100		21,644,035
State of California, General Obligation Unlimited	A1	5.650%	(c)	04/01/39		2,200		2,320,758
State of California, General Obligation Unlimited	A1	5.950%		04/01/16		2,000		2,253,400
State of California, General Obligation Unlimited	A1	7.500%		04/01/34		9,200		11,009,548
State of California, General Obligation Unlimited	A1	7.550%		04/01/39		20,200		24,719,952
State of California, General Obligation Unlimited	A1	7.600%		11/01/40		7,100		8,773,896
University of California, Revenue Bonds	Aa2	5.000%		05/15/37		500		524,440

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

California (continued)
University of California, Revenue Bonds	AA-(d)	6.583%	05/15/49	$42,800		$51,382,684

						176,049,747

Florida
Seminole County Florida Water & Sewer, Revenue Bonds	Aa2	6.443%	10/01/40	400		432,080

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds	A2	6.655%	04/01/57	3,800		3,906,248

Illinois — 0.9%
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.300%	12/01/21	300		331,443
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.899%	12/01/40	18,200		21,492,198
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.200%	12/01/40	2,900		3,176,573
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.300%	12/01/21	200		220,808
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.899%	12/01/40	10,200		12,045,078
Illinois Finance Authority, Revenue Bonds	Aa1	5.750%	07/01/33	4,900		5,493,880
Illinois Municipal Electric Agency, Revenue Bonds	A1	6.832%	02/01/35	4,800		5,655,072
Regional Transportation Authority, Series A, Revenue Bonds	Aa3	5.000%	07/01/25	1,600		1,702,608
State of Illinois, General Obligation Unlimited	A1	4.071%	01/01/14	6,000		6,187,740
State of Illinois, General Obligation Unlimited	A1	4.511%	03/01/15	2,700		2,803,707
State of Illinois, General Obligation Unlimited	A1	4.950%	06/01/23	570		562,841
State of Illinois, General Obligation Unlimited	A1	5.000%	11/01/22	300		300,753
State of Illinois, General Obligation Unlimited	A1	6.725%	04/01/35	2,900		3,012,781

						62,985,482

Iowa — 0.1%
State of Iowa, Revenue Bonds	Aa2	6.750%	06/01/34	6,800		7,812,044

Massachusetts — 0.3%
Massachusetts Health & Educational Facilities
Authority, Revenue Bonds	Aaa	6.000%	07/01/36	5,100		5,943,744
Massachusetts Health & Educational Facilities
Authority, Series A, Revenue Bonds	Aaa	5.500%	11/15/36	500		573,300
Massachusetts Port Authority, Revenue Bonds	A3	6.352%	07/01/37	7,900		8,842,628
Massachusetts Water Resources Authority, Series J, Revenue Bonds	Aa1	5.000%	06/01/32	2,500	(e)	2,569,550

						17,929,222

Nebraska — 0.1%
Public Power Generation Agency, Revenue Bonds	A2	7.242%	01/01/41	3,600		4,195,440

Nevada — 0.1%
County of Clark NV Airport, Revenue Bonds	Aa2	6.820%	07/01/45	5,400		6,790,824
Truckee Meadows Water Authority, Series A, Revenue Bonds	Aa2	5.000%	07/01/36	195		198,697

						6,989,521

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

New Jersey — 0.1%
City of Trenton, General Obligation Unlimited (FSA Insured)	Aa3	4.800%		04/01/14		$990	$1,020,353
Jersey City Municipal Utilities Authority, Series A, Revenue Bonds (MBIA Insured)	A2	4.810%		05/15/14		1,000	1,018,820
New Jersey State Turnpike Authority, Series A, Revenue Bonds	A3	7.102%		01/01/41		5,500	7,529,830

							9,569,003

New York
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	5.750%		06/15/40		300	343,098

North Carolina — 0.1%
North Carolina Turnkpike Authority, Revenue Bonds	Aa2	6.700%		01/01/39		5,300	6,007,338

Rhode Island
Tobacco Settlement Financing Corp., Revenue Bonds	Ba1	6.125%		06/01/32		1,205	1,205,120
Tobacco Settlement Financing Corp., Revenue Bonds	B1	6.250%		06/01/42		400	389,368

							1,594,488

Tennessee — 0.5%
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bonds	Aa3	6.568%		07/01/37		7,700	9,747,430
Metropolitan Government of Nashville & Davidson County, Series C, Revenue Bonds	Aa3	6.693%		07/01/41		21,000	27,071,940

							36,819,370

Texas
Dallas County Hospital District, General Obligation Ltd.	AAA(d)	6.171%		08/15/34		1,600	1,759,264

Washington — 0.1%
Pierce County School District No. 3, General Obligation Unlimited	Aa1	5.000%		12/01/23		3,000	3,235,290

Wisconsin
Wisconsin State General, Revenue Bonds	Aa3	5.700%		05/01/26		510	585,633

TOTAL MUNICIPAL BONDS (cost $290,219,650)							341,730,408

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.8%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aaa	5.500%		01/25/34		2,688	2,710,534
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	Caa2	2.847%	(c)	09/25/35		4,215	2,880,654
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	Ba1	2.294%	(c)	02/25/45		993	729,592
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A1B, 144A	Aaa	2.659%	(c)	05/16/47	EUR	3,257	4,209,958
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A2B, 144A	Aaa	2.859%	(c)	05/16/47	EUR	9,000	11,578,451

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Funding Corp., Series 2005-D, Class A1	AAA(d)	2.695%	(c)	05/25/35	$1,576	$1,528,032
Banc of America Funding Corp., Series 2006-J, Class 4A1	CCC(d)	5.743%	(c)	01/20/47	1,959	1,236,395
Banc of America Mortgage Securities, Inc., Series 2004-1, Class 5A1	AAA(d)	6.500%		09/25/33	145	152,267
Banc of America Mortgage Securities, Inc., Series 2004-2, Class 5A1	A1	6.500%		10/25/31	41	41,400
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1	Baa3	2.748%	(c)	07/25/34	2,293	2,019,793
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	NR	5.636%	(c)	03/26/37	1,700	1,254,600
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	5.680%	(c)	02/25/33	179	169,440
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2	Aaa	2.821%	(c)	02/25/33	136	108,673
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	Aa1	2.723%	(c)	04/25/33	72	63,868
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1	Baa3	2.776%	(c)	01/25/34	11	7,964
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1	Baa3	2.845%	(c)	01/25/34	347	320,520
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	B2	2.827%	(c)	07/25/34	2,170	1,552,397
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1	B3	2.732%	(c)	11/25/34	5,923	4,614,903
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1	Ba3	2.819%	(c)	01/25/35	1,363	1,092,005
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2	Baa3	3.016%	(c)	03/25/35	1,407	1,324,671
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Ba3	2.250%	(c)	08/25/35	29,155	24,878,534
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	A1	2.456%	(c)	12/25/33	3,072	2,697,151
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1	Caa2	2.592%	(c)	05/25/35	2,671	1,945,395
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	Caa1	2.592%	(c)	05/25/35	1,934	1,505,965
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	2.772%	(c)	09/25/35	1,401	882,563
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	Ca	2.774%	(c)	03/25/36	564	268,810
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	A2	0.454%	(c)	02/25/34	2,994	2,184,566
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Caa3	2.553%	(c)	01/26/36	5,259	3,068,149
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa3	3.618%	(c)	12/26/46	2,826	1,665,971
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	Ca	2.700%	(c)	08/25/35	5,839	2,646,521
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	Caa3	2.804%	(c)	12/25/35	439	180,135
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A1	Ca	5.576%	(c)	11/25/35	600	314,128
Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A2	C	0.564%	(c)	05/25/36	462	88,632
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A3	C	0.544%	(c)	10/25/46	477	141,145

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1	Caa3	0.465%	(c)	02/20/47	$4,800	$2,135,803
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Caa3	0.474%	(c)	05/25/47	6,665	3,380,408
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-10, Class A2	Aaa	5.750%		05/25/33	13	13,011
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3	B3	2.751%	(c)	11/25/34	4,138	2,970,144
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1	Caa1	2.745%	(c)	02/20/35	7,081	5,412,346
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 5A1	Caa2	5.096%	(c)	10/20/35	629	426,461
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	Caa2	2.595%	(c)	02/20/36	696	471,819
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A2	Ca	0.634%	(c)	03/25/36	670	229,868
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 3A2	C	0.644%	(c)	02/25/36	391	101,356
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 3A1B	Ca	5.296%	(c)	05/20/36	1,196	678,448
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1A, Class A, 144A	A1	0.884%	(c)	03/25/32	48	36,015
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B	Ca	6.300%		07/25/36	744	351,752
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A2	C	0.605%	(c)	07/19/45	457	68,447
Fannie Mae REMICS, Series 1993-70, Class Z	Aaa	6.900%		05/25/23	43	48,701
Fannie Mae REMICS, Series 2001-29, Class Z	Aaa	6.500%		07/25/31	107	122,991
Fannie Mae REMICS, Series 2002-56, Class MC	Aaa	5.500%		09/25/17	69	73,292
Fannie Mae REMICS, Series 2003-25, Class KP	Aaa	5.000%		04/25/33	2,432	2,691,005
Fannie Mae REMICS, Series 2003-33, Class PU	Aaa	4.500%		05/25/33	119	129,180
Fannie Mae REMICS, Series 2005-75, Class FL	Aaa	0.744%	(c)	09/25/35	5,865	5,828,047
Fannie Mae REMICS, Series 2006-5, Class 3A2	Aaa	2.381%	(c)	05/25/35	293	305,380
Fannie Mae REMICS, Series 2006-118, Class A1	Aaa	0.354%	(c)	12/25/36	1,033	1,019,341
Fannie Mae REMICS, Series 2007-30, Class AF	Aaa	0.604%	(c)	04/25/37	5,546	5,508,877
Fannie Mae REMICS, Series 2007-73, Class A1	Aaa	0.354%	(c)	07/25/37	3,513	3,434,054
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.292%	(c)	12/25/42	673	770,412
Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.000%		02/25/44	174	199,119
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	Aaa	7.500%		03/25/44	154	178,735
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	1.609%	(c)	07/25/44	1,470	1,494,973
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.399%	(c)	10/25/44	990	965,288
FHLMC Structured Pass-Through Securities, Series T-63, Class 1A1	Aaa	1.418%	(c)	02/25/45	244	232,341
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.334%	(c)	12/25/36	6,344	6,307,639
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1	Caa2	2.250%	(c)	09/25/35	125	74,468
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1	B-(d)	2.746%	(c)	08/25/35	1,335	1,021,881
Freddie Mac REMICS, Series 2064, Class ZA	Aaa	6.500%		05/15/28	923	1,056,058
Freddie Mac REMICS, Series 2145, Class MZ	Aaa	6.500%		04/15/29	2,978	3,396,309
Freddie Mac REMICS, Series 2378, Class PE	Aaa	5.500%		11/15/16	128	137,077
Freddie Mac REMICS, Series 2662, Class DG	Aaa	5.000%		10/15/22	1,300	1,377,434

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Freddie Mac REMICS, Series 2694, Class QH	Aaa	4.500%		03/15/32		$1,265	$1,334,840
Freddie Mac REMICS, Series 2721, Class PE	Aaa	5.000%		01/15/23		525	563,605
Freddie Mac REMICS, Series 2734, Class PG	Aaa	5.000%		07/15/32		909	949,531
Freddie Mac REMICS, Series 2737, Class YD	Aaa	5.000%		08/15/32		600	628,929
Freddie Mac REMICS, Series 2764, Class LZ	Aaa	4.500%		03/15/34		10,764	11,560,772
Freddie Mac REMICS, Series 3149, Class LF	Aaa	0.578%	(c)	05/15/36		2,446	2,439,003
Freddie Mac REMICS, Series 3335, Class BF	Aaa	0.428%	(c)	07/15/19		3,003	2,994,726
Freddie Mac REMICS, Series 3335, Class FT	Aaa	0.428%	(c)	08/15/19		7,400	7,378,501
Freddie Mac REMICS, Series 3346, Class FA	Aaa	0.508%	(c)	02/15/19		750	748,247
Freddie Mac REMICS, Series 3838, Class GZ	Aaa	4.000%		04/15/41		28,743	29,269,650
Freddie Mac REMICs, Series 3898, Class NF	Aaa	0.848%	(c)	07/15/41		100,129	99,865,698
Government National Mortgage Assoc., Series 2000-14, Class F	Aaa	0.933%	(c)	02/16/30		10	9,603
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class A4	Aaa	0.485%	(c)	12/20/54		3,393	3,237,460
Granite Master Issuer PLC (United Kingdom), Series 2005-4, Class A5	Aaa	1.337%	(c)	12/20/54	EUR	4,056	5,013,151
Granite Master Issuer PLC (United Kingdom), Series 2007-1, Class 3A2	Aaa	1.237%	(c)	12/20/54	EUR	6,236	7,707,798
Granite Master Issuer PLC (United Kingdom), Series 2007-2, Class 3A2	Aaa	1.239%	(c)	12/17/54	EUR	3,916	4,840,497
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 2A	Aaa	1.959%	(c)	01/20/44	EUR	622	771,298
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 3A	Aaa	1.354%	(c)	01/20/44	GBP	964	1,434,730
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 2A2	Aaa	1.697%	(c)	09/20/44	EUR	630	780,224
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 3A2	Aaa	1.450%	(c)	09/20/44	GBP	4,855	7,213,343
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A2	C	0.564%	(c)	04/25/36		574	83,272
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	B3	0.374%	(c)	10/25/46		684	627,912
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A	B3	0.374%	(c)	01/25/47		402	379,659
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	B(d)	2.798%	(c)	10/25/33		2,473	1,960,910
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	B1	2.429%	(c)	06/25/34		1,471	1,176,389
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	Aaa	2.685%	(c)	09/25/35		2,915	2,536,284
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	B-(d)	5.093%	(c)	11/25/35		3,949	3,435,189
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	Caa1	6.000%		03/25/37		4,622	4,092,355
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A	Caa3	0.505%	(c)	05/19/35		666	352,184
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	Caa3	2.768%	(c)	07/19/35		3,661	2,368,035
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	C	0.535%	(c)	09/19/46		504	76,574
Holmes Master Issuer PLC (United Kingdom), Series 2011-1X, Class A3	Aaa	2.922%	(c)	10/15/54	EUR	7,700	9,907,511
Homebanc Mortgage Trust, Series 2006-2, Class A1	Caa2	0.474%	(c)	12/25/36		602	362,535
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1	BB(d)	1.716%	(c)	01/25/32		3	2,330

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A2	BB(d)	1.785%(c)	01/25/32	$19	$14,832
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A	Caa1	2.592%(c)	12/25/34	1,398	962,564
Indymac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1	Caa2	5.172%(c)	06/25/35	495	328,970
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	Caa2	4.913%(c)	09/25/35	503	351,542
JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1	Baa1	4.756%(c)	02/25/34	277	267,523
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	Ba1	5.024%(c)	02/25/35	763	739,823
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A2	CCC(d)	5.750%	01/25/36	4,649	4,269,120
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1	B3	2.769%(c)	07/25/35	4,547	3,797,947
MASTR Asset Securitization Trust, Series 2003-7, Class 1A2	AAA(d)	5.500%	09/25/33	850	882,696
MASTR Reperforming Loan Trust, Series 2006-1, Class 1A4, 144A	B3	8.000%	07/25/35	954	983,692
Merrill Lynch Alternative Note Asset, Series 2007-A2, Class A3C	Ca	0.594%(c)	03/25/37	750	242,717
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 2A1	CCC(d)	5.261%(c)	04/25/37	1,188	753,032
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	A2	2.200%(c)	05/25/33	2,740	2,413,517
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	B2	0.504%(c)	02/25/36	3,469	2,238,439
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2	Baa2	2.079%(c)	12/25/34	366	344,719
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.270%(c)	10/25/35	547	431,739
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	A2	0.544%(c)	11/25/35	2,801	2,100,529
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5	Caa2	4.976%(c)	05/25/35	6,401	5,336,966
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A4	Aa3	6.138%(c)	03/25/47	576	508,776
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A6	Aa3	5.820%(c)	03/25/47	570	503,537
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B	Ba1	0.554%(c)	07/25/35	259	237,689
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	AAA(d)	0.694%(c)	02/25/34	391	362,589
Prime Mortgage Trust, Series 2004-CL1, Class 2A2	AAA(d)	0.694%(c)	02/25/19	35	34,629
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2	C	0.524%(c)	05/25/37	879	199,637
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1	BB(d)	6.500%	03/25/32	112	115,942
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	Caa3	3.033%(c)	09/25/35	5,296	3,300,521
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	NR	9.950%	08/01/17	21	21,477
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	B2	2.533%(c)	01/25/35	5,580	4,084,515
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1	Caa2	2.532%(c)	08/25/35	926	659,666

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 8A1	CCC(d)	5.729%	(c)	02/25/36	$489	$324,291
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A2	C	0.554%	(c)	05/25/46	478	85,673
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 2A2	C	0.554%	(c)	05/25/46	537	50,925
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1BG	Caa3	0.414%	(c)	08/25/36	3,731	1,802,524
Structured Asset Securities Corp., Series 2002-1A, Class 4A	BB(d)	2.545%	(c)	02/25/32	56	51,647
Structured Asset Securities Corp., Series 2003-40A, Class 3A2	Ba3	2.459%	(c)	01/25/34	623	515,159
Structured Asset Securities Corp., Series 2006-11, Class A1, 144A	B-(d)	2.650%	(c)	10/25/35	1,689	1,332,590
Thornburg Mortgage Securities Trust, Series 2003-2, Class A1	Aa1	0.974%	(c)	04/25/43	203	177,739
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	B1	5.314%	(c)	10/25/46	13,239	11,960,600
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A, IO	Ca	1.178%	(c)	05/25/46	2,859	1,388,983
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Aa3	2.468%	(c)	02/27/34	576	546,940
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	B3	1.408%	(c)	11/25/42	299	232,606
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	A2	2.564%	(c)	09/25/33	348	330,650
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1B2	B3	0.740%	(c)	11/25/34	1,091	629,992
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A	A1	6.000%		06/25/34	286	302,624
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	Ba2	0.584%	(c)	10/25/45	2,567	1,841,940
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1B2	Ca	0.704%	(c)	11/25/45	664	369,419
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1B2	Caa3	0.704%	(c)	12/25/45	609	343,392
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	CC(d)	5.836%	(c)	09/25/36	690	462,970
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	CCC(d)	2.394%	(c)	12/25/36	194	125,110
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A	Caa3	1.028%	(c)	12/25/46	1,316	675,023
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	Caa2	1.018%	(c)	12/25/46	1,823	1,073,486
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	Caa2	2.718%	(c)	12/25/46	526	367,392
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1	CCC(d)	4.294%	(c)	01/25/37	852	579,283
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 1A1	CCC(d)	5.002%	(c)	04/25/37	2,513	1,609,444
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	Aa1	2.119%	(c)	02/25/33	10	8,708
Washington Mutual MSC Mortgage Pass-Through Certifiicates, Series 2004-RA4, Class 2A	A(d)	6.500%		08/25/34	1,166	1,205,488
Wells Fargo Mortgage Backed Securities Trust, Series 2003-17, Class 1A12	AAA(d)	5.250%		01/25/34	48,961	50,781,940

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Wells Fargo Mortgage Backed Securities Trust,
Series 2004-AA, Class A1	Baa1	2.661%	(c)	12/25/34	$2,685	$2,517,797
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-CC, Class A1.	Ba1	2.948%	(c)	01/25/35	857	787,333
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR2, Class 2A1	CCC(d)	2.666%	(c)	03/25/36	2,896	2,235,780

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $509,083,802)						470,021,800

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
Resolution Funding Corp., PO		1.820%	(s)	10/15/19(g)	7,600	6,549,802
Small Business Administration, Gov’t. Gtd. Notes		4.875%		09/10/13	4,178	4,352,510
Small Business Administration Participation
Certificates, Series 2003-20I, Class 1		5.130%		09/01/23	733	804,777
Small Business Administration Participation
Certificates, Series 2004-20F, Class 1		5.520%		06/01/24	169	187,710
Small Business Administration Participation
Certificates, Series 2007-20K, Class 1		5.510%		11/01/27	14,377	16,116,363
Small Business Administration Participation
Certificates, Series 2009-20E, Class 1		4.430%		05/01/29	17,594	19,350,591

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $42,548,857)						47,361,753

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 42.9%
Federal Home Loan Mortgage Corp.		4.500%		04/01/38-06/01/41	96,880	102,721,945
Federal Home Loan Mortgage Corp.		4.755%	(c)	11/01/35	1,043	1,115,296
Federal Home Loan Mortgage Corp.		5.500%		05/01/23-07/01/38	73,211	79,553,038
Federal Home Loan Mortgage Corp.		6.000%		02/01/16-07/01/40	58,309	64,146,560
Federal Home Loan Mortgage Corp.		6.000%		TBA	39,000	42,826,875
Federal National Mortgage Assoc.		1.420%	(c)	06/01/43	1,921	1,932,286
Federal National Mortgage Assoc.		2.183%	(c)	08/01/35	1,941	2,020,413
Federal National Mortgage Assoc.		2.300%	(c)	06/01/35	305	321,402
Federal National Mortgage Assoc.		2.325%	(c)	01/01/24	1	1,177
Federal National Mortgage Assoc.		2.550%	(c)	07/01/37	191	192,363
Federal National Mortgage Assoc.		3.000%		TBA	94,000	96,775,933
Federal National Mortgage Assoc.		3.330%		11/01/21	1,698	1,800,607
Federal National Mortgage Assoc.		3.340%	(c)	08/01/29	76	79,721
Federal National Mortgage Assoc.		3.500%		02/01/41	100	102,802
Federal National Mortgage Assoc.		3.500%		TBA	79,800	83,440,875
Federal National Mortgage Assoc.		3.649%	(c)	05/01/36	4,962	5,030,674
Federal National Mortgage Assoc.		3.987%	(c)	05/01/36	40	42,563
Federal National Mortgage Assoc.		4.000%		10/01/13-02/01/41	189,111	199,422,643
Federal National Mortgage Assoc.		4.111%	(c)	11/01/35	1,589	1,641,970
Federal National Mortgage Assoc.		4.500%		03/01/18-12/01/41	241,307	257,142,223
Federal National Mortgage Assoc.		4.500%		TBA	43,000	45,835,312
Federal National Mortgage Assoc.		4.500%		TBA	1,161,000	1,235,376,562
Federal National Mortgage Assoc.		4.523%	(c)	01/01/28	61	65,457
Federal National Mortgage Assoc.		4.527%	(c)	12/01/36	1,010	1,062,251
Federal National Mortgage Assoc.		5.000%		06/01/33-05/01/40	22,852	24,739,248
Federal National Mortgage Assoc.		5.000%		TBA	194,000	209,580,625
Federal National Mortgage Assoc.		5.372%	(c)	01/01/36	938	1,009,363
Federal National Mortgage Assoc.		5.500%		03/01/16-07/01/40	77,192	84,276,463
Federal National Mortgage Assoc.		5.500%		TBA	122,300	133,173,228

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal National Mortgage Assoc.	6.000%		04/01/17-09/01/39	$260,165	$286,693,379
Federal National Mortgage Assoc.	6.000%		TBA	4,700	5,175,141
Federal National Mortgage Assoc.	6.500%		09/01/16	117	127,727
Government National Mortgage Assoc.	1.625%	(c)	08/20/23-07/20/30	725	745,543
Government National Mortgage Assoc.	1.750%	(c)	01/20/32-02/20/32	1,157	1,198,446
Government National Mortgage Assoc.	2.000%	(c)	09/20/24-09/20/25	98	101,146
Government National Mortgage Assoc.	2.125%	(c)	10/20/23-11/20/29	1,208	1,244,690
Government National Mortgage Assoc.	2.375%	(c)	03/20/17-05/20/30	1,098	1,135,644
Government National Mortgage Assoc.	6.000%		05/15/37	68	78,454
Government National Mortgage Assoc.	7.000%		02/15/24	8	9,064

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $2,939,468,069)					2,971,939,109

U.S. TREASURY OBLIGATIONS — 28.7%
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.625%		07/15/21	63,000	67,709,994
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/25	2,500	3,818,255
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/27(h)	17,000	24,652,208
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%		01/15/29(h)(k)	59,100	83,157,550
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.625%		04/15/28	13,800	28,726,425
U.S. Treasury Notes	0.250%		12/15/14(h)	130,500	130,071,830
U.S. Treasury Notes	0.875%		12/31/16	252,400	252,853,563
U.S. Treasury Notes	1.375%		11/30/18(h)	172,900	173,494,430
U.S. Treasury Notes	1.500%		08/31/18	1,200	1,217,531
U.S. Treasury Notes	2.000%		11/15/21	440,500	445,524,343
U.S. Treasury Notes	2.625%		08/15/20(h)(k)	154,900	167,062,128
U.S. Treasury Notes	2.625%		11/15/20	48,400	52,105,601
U.S. Treasury Notes	3.375%		11/15/19	6,200	7,067,516
U.S. Treasury Notes	3.500%		05/15/20	31,300	36,007,238
U.S. Treasury Notes	3.625%		02/15/20(h)	144,300	167,354,234
U.S. Treasury Notes	3.625%		02/15/21(h)(k)	298,700	346,795,479

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,957,430,550)					1,987,618,325

				Shares
COMMON STOCK
Automobile Manufacturers
General Motors Co. (Class A Stock)* (cost $0)				68,000	25,844

PREFERRED STOCK — 0.7%
Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125% (cost $62,700,000)				2,508,000	48,504,720

TOTAL LONG-TERM INVESTMENTS (cost $8,968,531,940)					8,953,030,083

				Principal Amount (000)#
SHORT-TERM INVESTMENTS — 3.7%
REPURCHASE AGREEMENTS(m) — 2.5%
Barclays Capital, Inc., 0.050%, dated 12/30/11, due 01/03/12 in the amount of $10,400,058				$10,400	10,400,000

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

REPURCHASE AGREEMENTS(m) (continued)			Principal Amount (000)#	Value (Note 2)

Citigroup Global Markets, Inc., 0.070%, dated 12/30/11,due 01/03/12 in the amount of $6,600,051			$6,600	$6,600,000
Credit Suisse Securities (USA) LLC, 0.050%, dated 12/30/11,due 01/03/12 in the amount of $24,000,133			24,000	24,000,000
Deutsche Bank Securities, Inc., 0.030%, dated 12/30/11,due 01/03/12 in the amount of $89,600,299			89,600	89,600,000
Goldman Sachs & Co., Inc. (The), 0.110%, dated 12/30/11,due 01/03/12 in the amount of $10,000,122			10,000	10,000,000
JPMorgan Securities LLC, 0.060%, dated 12/30/11,due 01/03/12 in the amount of $5,000,033			5,000	5,000,000
JPMorgan Securities LLC, 0.070%, dated 12/30/11,due 01/03/12 in the amount of $5,000,039			5,000	5,000,000
Morgan Stanley & Co. LLC, 0.060%, dated 12/30/11,due 01/03/12 in the amount of $9,000,060			9,000	9,000,000
Morgan Stanley & Co. LLC, 0.060%, dated 12/30/11,due 01/03/12 in the amount of $14,200,095			14,200	14,200,000

TOTAL REPURCHASE AGREEMENTS (cost $173,800,000)				173,800,000

	Interest Rate	Maturity Date
CERTIFICATES OF DEPOSIT(n) — 0.6%
Itau Unibanco	1.498%	01/04/12	9,200	9,198,851
Itau Unibanco	1.750%	01/17/12	31,100	31,085,887

TOTAL CERTIFICATES OF DEPOSIT (cost $40,275,080)				40,284,738

U.S. TREASURY OBLIGATIONS(n) — 0.3%
U.S. Treasury Bills	0.023%	02/23/12(h)	5,580	5,579,921
U.S. Treasury Bills	0.040%	05/17/12-06/07/12(h)	1,150	1,149,785
U.S. Treasury Bills	0.045%	06/14/12(h)	3,270	3,269,261
U.S. Treasury Bills	0.055%	02/09/12(h)	40	39,999
U.S. Treasury Bills	0.061%	05/24/12(h)	1,010	1,009,851
U.S. Treasury Bills	0.065%	04/19/12(h)	310	309,982
U.S. Treasury Bills	0.100%	12/13/12(h)	630	629,352
U.S. Treasury Bills	0.106%	12/13/12	590	589,393
U.S. Treasury Bills	0.183%	06/28/12(h)	3,010	3,009,112
U.S. Treasury Bills	0.229%	04/05/12(h)	270	269,986

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,856,861)				15,856,642

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $15,698,907)(w)(Note 4)			15,698,907	15,698,907

			Principal Amount (000)#
COMMERCIAL PAPER(n) — 0.1%
Erste Abwicklungsa	0.370%	01/17/12	$6,100	6,099,267
Vodafone Group PLC	0.830%	01/13/12	1,800	1,799,761

TOTAL COMMERCIAL PAPER (cost $7,898,499)				7,899,028

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

OPTION PURCHASED*	Counterparty		Notional Amount (000)#	Value (Note 2)

Call Options
Interest Rate Swap Options,
Recieve a fixed rate of 1.25% and pay a floating rate based on 3-month LIBOR, expiring 04/30/12 (cost $586,018)		Royal Bank of Scotland	$148,500	$803,580

TOTAL SHORT-TERM INVESTMENTS (cost $254,115,365)				254,342,895

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN — 133.0% (cost $9,222,647,305)				9,207,372,978

	Interest Rate	Maturity Date	Principal Amount (000)#
SECURITY SOLD SHORT — (0.1)%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — (0.1)%
Federal National Mortgage Assoc. (proceeds received $6,075,047)	4.000%	TBA	5,800	(6,092,719)

	Counterparty		Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Put Options — (0.1)%
90 Day Euro Dollar Futures,expiring 03/19/12, Strike Price $99.00			1,352,000	(109,850)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,expiring 03/10/20, Strike Price $215.95		Deutsche Bank	6,000	(27,033)
expiring 03/12/20, Strike Price $215.95		Citigroup Global Markets	16,800	(64,238)
expiring 04/07/20, Strike Price $216.69		Citigroup Global Markets	40,100	(159,089)
expiring 09/29/20, Strike Price $217.97		Citigroup Global Markets	18,200	(76,645)
expiring 10/13/20, Strike Price $218.01		Deutsche Bank	18,700	(89,209)
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/30/12		Royal Bank of Scotland	297,000	(16,484)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12		Deutsche Bank	170,000	(11,009)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12		Royal Bank of Scotland	124,400	(8,056)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12		Barclays Capital Group	138,400	(4,719)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12		Citigroup Global Markets	112,200	(3,826)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12		Deutsche Bank	81,700	(2,786)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12		Royal Bank of Scotland	209,600	(7,147)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12		Morgan Stanley	41,600	(42)
Receive a fixed rate of 3.25% and pay a floating rate based on 3-month LIBOR, expiring 07/16/12		Citigroup Global Markets	72,200	(11,550)
Receive a fixed rate of 3.25% and pay a floating rate based on 3-month LIBOR, expiring 07/16/12		Royal Bank of Scotland	24,100	(3,855)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12		Deutsche Bank	34,000	(174,628)

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

OPTION PURCHASED* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)

Put Options (continued)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Bank of America	$29,000	$(191,209)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Citigroup, Inc.	54,100	(356,705)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Deutsche Bank	190,100	(1,253,411)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Royal Bank of Scotland	174,300	(1,149,235)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	23,800	(9,633)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	150,500	(60,915)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	489,800	(198,247)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Citigroup, Inc.	52,400	(187,282)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	363,800	(1,300,254)
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Royal Bank of Scotland	164,300	(90,756)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 07/11/13	Deutsche Bank	104,900	(599,415)
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, expiring 07/11/13	Deutsche Bank	786,300	(1,076,453)

TOTAL OPTIONS WRITTEN (premiums received $31,267,804)			(7,243,681)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT AND OPTIONS WRITTEN — 132.8% (cost $9,185,304,454)			9,194,036,578
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (32.8)%.			(2,268,901,138)

NET ASSETS — 100.0%			$6,925,135,440

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CLO	Collateralized Loan Obligations
CPI	Consumer Price Index
Euribor	Euro Interbank Offered Rate
FHLMC	Federated Home Loan Mortgage Corporation
FSA	Financial Security Assurance
FSB	Federal Savings Bank
IO	Interest Only
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Company
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NSA	Non-seasonally Adjusted
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(e)	Represents all or partial amount utilized in the Municipal Tender Uptown Fund transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $1,750,000 and $1,750,000 respectively.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $15,164,208. The aggregate value of $12,743,329 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by FNMA (coupon rates 0.870%-6.000%, maturity dates 09/12/14-06/01/40) and U.S. Treasuries (coupon rates 0.375%-5.000%, maturity dates 06/30/13-05/15/37), with the aggregate value, including accrued interest, of $178,067,785.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
5,763	90 Day Euro Dollar	Mar. 2013	$1,428,675,125	$1,429,944,375	$1,269,250
9,559	90 Day Euro Dollar	Jun. 2013	2,362,025,063	2,371,468,411	9,443,348
2,886	90 Day Euro Dollar	Sep. 2013	712,159,138	715,800,150	3,641,012
1,170	90 Day Euro Dollar	Dec. 2013	289,662,750	290,028,375	365,625
2,030	90 Day Euro Dollar	Mar. 2014	499,823,675	502,780,250	2,956,575
279	90 Day Euro Dollar (NYL)	Dec. 2012	69,090,862	69,223,388	132,526
1,664	90 Day Euro Dollar (NYL)	Mar. 2013	413,705,600	412,880,000	(825,600)
741	5 Year U.S. Treasury Notes	Mar. 2012	91,100,273	91,334,039	233,766
3,325	10 Year U.S. Treasury Notes	Mar. 2012	432,969,781	435,990,625	3,020,844
4	30 Year U.S. Treasury Bonds	Mar. 2012	565,500	579,250	13,750

					$20,251,096

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/04/12	Morgan Stanley	BRL	132,648	$74,609,657	$71,023,659	$(3,585,998)
Expiring 03/02/12	JPMorgan Chase	BRL	83,456	44,144,941	44,118,684	(26,257)
British Pound,
Expiring 01/04/12	Citigroup Global Markets	GBP	1,962	3,046,827	3,046,825	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued)
Expiring 01/04/12	Royal Bank of Canada	GBP	60,431	$94,634,946	$93,844,388	$(790,558)
Chinese Yuan,
Expiring 02/13/12	Barclays Capital Group	CNY	3,316	518,579	526,303	7,724
Expiring 02/13/12	Citigroup Global Markets	CNY	79,600	12,349,318	12,635,377	286,059
Expiring 02/13/12	Citigroup Global Markets	CNY	58,700	9,100,070	9,317,797	217,727
Expiring 02/13/12	Hong Kong & Shanghai Bank	CNY	231,148	35,798,103	36,691,539	893,436
Expiring 02/13/12	Hong Kong & Shanghai Bank	CNY	8,354	1,300,000	1,326,048	26,048
Expiring 02/13/12	Hong Kong & Shanghai Bank	CNY	3,856	600,000	612,117	12,117
Expiring 06/01/12	Barclays Capital Group	CNY	46,647	7,300,000	7,395,176	95,176
Expiring 06/01/12	Barclays Capital Group	CNY	37,302	5,852,692	5,913,689	60,997
Expiring 06/01/12	Citigroup Global Markets	CNY	22,366	3,500,000	3,545,743	45,743
Expiring 06/01/12	Citigroup Global Markets	CNY	14,730	2,300,000	2,335,274	35,274
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	41,470	6,500,000	6,574,441	74,441
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	23,630	3,700,000	3,746,187	46,187
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	21,113	3,300,000	3,347,210	47,210
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	15,343	2,400,000	2,432,432	32,432
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	15,342	2,400,000	2,432,242	32,242
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	15,306	2,400,000	2,426,535	26,535
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	11,510	1,800,000	1,824,752	24,752
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	10,866	1,700,000	1,722,569	22,569
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	10,864	1,700,000	1,722,299	22,299
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	10,214	1,600,000	1,619,212	19,212
Expiring 06/01/12	JPMorgan Chase	CNY	209,444	32,700,000	33,204,099	504,099
Expiring 06/01/12	JPMorgan Chase	CNY	21,818	3,400,000	3,458,882	58,882
Expiring 06/01/12	JPMorgan Chase	CNY	17,881	2,800,000	2,834,730	34,730
Expiring 06/01/12	JPMorgan Chase	CNY	17,864	2,800,000	2,832,067	32,067
Expiring 06/01/12	JPMorgan Chase	CNY	17,275	2,700,000	2,738,627	38,627
Expiring 06/01/12	JPMorgan Chase	CNY	15,401	2,400,000	2,441,564	41,564
Expiring 06/01/12	JPMorgan Chase	CNY	15,310	2,400,000	2,427,106	27,106
Expiring 06/01/12	JPMorgan Chase	CNY	8,984	1,400,000	1,424,246	24,246
Expiring 06/01/12	Morgan Stanley	CNY	17,198	2,700,000	2,726,427	26,427
Expiring 06/01/12	Morgan Stanley	CNY	7,665	1,200,000	1,215,170	15,170
Expiring 06/01/12	Royal Bank of Canada	CNY	14,745	2,300,000	2,337,644	37,644
Expiring 02/01/13	Citigroup Global Markets	CNY	6,313	1,000,000	996,637	(3,363)
Expiring 02/01/13	Goldman Sachs & Co.	CNY	3,155	500,000	498,082	(1,918)
Euro,
Expiring 01/17/12	Barclays Capital Group	EUR	29,550	39,956,476	38,249,724	(1,706,752)
Expiring 01/17/12	Barclays Capital Group	EUR	14,055	19,362,168	18,192,889	(1,169,279)
Expiring 01/17/12	Barclays Capital Group	EUR	10,173	13,981,415	13,168,001	(813,414)
Expiring 01/17/12	Citigroup Global Markets	EUR	25,266	34,439,832	32,704,485	(1,735,347)
Expiring 01/17/12	Citigroup Global Markets	EUR	5,656	7,760,481	7,321,166	(439,315)
Expiring 01/17/12	Deutsche Bank	EUR	7,625	10,572,139	9,869,853	(702,286)
Expiring 01/17/12	Deutsche Bank	EUR	5,213	7,227,877	6,747,743	(480,134)
Expiring 01/17/12	Deutsche Bank	EUR	4,716	6,675,333	6,104,423	(570,910)
Expiring 01/17/12	Deutsche Bank	EUR	3,110	4,281,537	4,025,605	(255,932)
Expiring 01/17/12	Deutsche Bank	EUR	1,744	2,363,312	2,257,446	(105,866)
Expiring 01/17/12	Deutsche Bank	EUR	456	630,600	590,250	(40,350)
Expiring 01/17/12	JPMorgan Chase	EUR	3,523	4,710,938	4,560,195	(150,743)
Expiring 01/17/12	JPMorgan Chase	EUR	2,219	2,974,335	2,872,288	(102,047)
Expiring 01/17/12	JPMorgan Chase	EUR	1,211	1,638,293	1,567,527	(70,766)
Expiring 01/17/12	JPMorgan Chase	EUR	421	573,367	544,945	(28,422)
Expiring 01/17/12	Royal Bank of Canada	EUR	10,992	15,063,712	14,228,121	(835,591)
Expiring 01/17/12	Royal Bank of Canada	EUR	7,036	9,559,919	9,107,447	(452,472)
Expiring 01/17/12	UBS Securities	EUR	1,094	1,508,987	1,416,081	(92,906)
Indian Rupee,
Expiring 07/12/12	JPMorgan Chase	INR	1,982,790	42,658,993	36,147,669	(6,511,324)
Indonesia Rupiah,
Expiring 01/31/12	Citigroup Global Markets	IDR	120,869,460	13,321,885	13,284,694	(37,191)
Expiring 07/02/12	Hong Kong & Shanghai Bank	IDR	240,895,295	26,662,457	26,090,921	(571,536)

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit,
Expiring 04/23/12	JPMorgan Chase	MYR	47,498	$15,660,508	$14,911,141	$(749,367)
Mexican Peso,
Expiring 03/15/12	Barclays Capital Group	MXN	160,000	11,529,870	11,395,801	(134,069)
Expiring 03/15/12	Barclays Capital Group	MXN	1,118	79,523	79,629	106
Expiring 03/15/12	Barclays Capital Group	MXN	248	17,743	17,650	(93)
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	10,833	770,451	771,562	1,111
Expiring 03/15/12	UBS Securities	MXN	58,000	4,188,482	4,130,978	(57,504)
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	132,597	4,626,541	4,380,349	(246,192)
Philippine Peso,
Expiring 03/15/12	Citigroup Global Markets	PHP	1,225,228	28,221,308	27,830,617	(390,691)
Expiring 03/15/12	Citigroup Global Markets	PHP	172,800	3,985,699	3,925,090	(60,609)
Expiring 03/15/12	Morgan Stanley	PHP	207,716	4,770,134	4,718,183	(51,951)
South African Rand,
Expiring 01/26/12	JPMorgan Chase	ZAR	20,521	2,813,656	2,529,866	(283,790)

				$723,443,104	$703,058,118	$(20,384,986)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/04/12	Credit Suisse First Boston Corp.	AUD	1,600	$1,611,968	$1,635,457	$(23,489)
Expiring 01/04/12	Credit Suisse First Boston Corp.	AUD	800	805,504	817,728	(12,224)
Expiring 01/04/12	Hong Kong & Shanghai Bank	AUD	1,600	1,611,176	1,635,457	(24,281)
Expiring 02/23/12	Citigroup Global Markets	AUD	4,000	4,080,852	4,065,216	15,636
Expiring 02/23/12	Citigroup Global Markets	AUD	1,697	1,696,107	1,724,668	(28,561)
Expiring 02/23/12	Citigroup Global Markets	AUD	1,600	1,612,891	1,626,087	(13,196)
Expiring 02/23/12	Citigroup Global Markets	AUD	1,254	1,239,323	1,274,445	(35,122)
Expiring 02/23/12	Citigroup Global Markets	AUD	500	504,028	508,152	(4,124)
Brazilian Real,
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	9,342	5,050,000	5,002,231	47,769
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	4,458	2,400,000	2,386,936	13,064
Expiring 01/04/12	Hong Kong & Shanghai Bank	BRL	2,898	1,560,000	1,551,926	8,074
Expiring 01/04/12	JPMorgan Chase	BRL	83,456	44,688,627	44,684,643	3,984
Expiring 01/04/12	Morgan Stanley	BRL	4,436	2,400,000	2,375,371	24,629
Expiring 01/04/12	Morgan Stanley	BRL	4,085	2,200,000	2,187,435	12,565
Expiring 01/04/12	Morgan Stanley	BRL	2,265	1,200,000	1,212,743	(12,743)
Expiring 01/04/12	UBS Securities	BRL	6,082	3,290,000	3,256,237	33,763
Expiring 01/04/12	UBS Securities	BRL	3,992	2,114,000	2,137,581	(23,581)
Expiring 01/04/12	UBS Securities	BRL	3,201	1,730,000	1,714,099	15,901
Expiring 01/04/12	UBS Securities	BRL	2,969	1,600,000	1,589,577	10,423
Expiring 01/04/12	UBS Securities	BRL	2,823	1,500,000	1,511,512	(11,512)
Expiring 01/04/12	UBS Securities	BRL	2,640	1,400,000	1,413,368	(13,368)
British Pound,
Expiring 01/04/12	Barclays Capital Group	GBP	12,164	19,074,672	18,889,694	184,978
Expiring 01/04/12	Goldman Sachs & Co.	GBP	48,729	76,244,073	75,672,141	571,932
Expiring 01/04/12	JPMorgan Chase	GBP	1,500	2,345,138	2,329,378	15,760
Expiring 02/02/12	Barclays Capital Group	GBP	1,355	2,084,403	2,103,644	(19,241)
Expiring 02/02/12	Royal Bank of Canada	GBP	60,431	94,611,076	93,819,446	791,630
Canadian Dollar,
Expiring 02/09/12	Barclays Capital Group	CAD	142,655	139,342,141	139,897,591	(555,450)
Expiring 02/09/12	Barclays Capital Group	CAD	5,201	5,002,457	5,100,468	(98,011)
Expiring 02/09/12	Barclays Capital Group	CAD	507	501,318	497,201	4,117
Expiring 02/09/12	Barclays Capital Group	CAD	326	317,241	319,699	(2,458)
Expiring 02/09/12	Citigroup Global Markets	CAD	9,468	9,104,722	9,284,991	(180,269)
Expiring 02/09/12	Citigroup Global Markets	CAD	3,600	3,521,902	3,530,415	(8,513)
Expiring 02/09/12	Citigroup Global Markets	CAD	3,175	3,113,203	3,113,630	(427)
Expiring 02/09/12	Citigroup Global Markets	CAD	3,094	3,042,736	3,034,195	8,541

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued)
Expiring 02/09/12	Citigroup Global Markets	CAD	1,800	$1,760,951	$1,765,207	$(4,256)
Expiring 02/09/12	Citigroup Global Markets	CAD	47	45,974	46,091	(117)
Expiring 02/09/12	Deutsche Bank	CAD	11,990	11,521,534	11,758,242	(236,708)
Expiring 02/09/12	Deutsche Bank	CAD	240	233,336	235,361	(2,025)
Expiring 02/09/12	Goldman Sachs & Co.	CAD	1,749	1,697,152	1,715,193	(18,041)
Expiring 02/09/12	JPMorgan Chase	CAD	14,350	13,896,017	14,072,626	(176,609)
Expiring 02/09/12	JPMorgan Chase	CAD	13,579	13,200,220	13,316,529	(116,309)
Expiring 02/09/12	JPMorgan Chase	CAD	3,857	3,765,554	3,782,448	(16,894)
Expiring 02/09/12	JPMorgan Chase	CAD	2,547	2,510,893	2,497,768	13,125
Expiring 02/09/12	JPMorgan Chase	CAD	1,600	1,545,759	1,569,073	(23,314)
Expiring 02/09/12	JPMorgan Chase	CAD	1,025	996,500	1,005,187	(8,687)
Expiring 02/09/12	JPMorgan Chase	CAD	472	464,677	462,877	1,800
Expiring 02/09/12	JPMorgan Chase	CAD	283	277,234	277,529	(295)
Expiring 02/09/12	Morgan Stanley	CAD	3,290	3,203,817	3,226,407	(22,590)
Expiring 02/09/12	Morgan Stanley	CAD	1,755	1,702,289	1,721,078	(18,789)
Expiring 02/09/12	Royal Bank of Canada	CAD	41,603	40,832,691	40,798,846	33,845
Expiring 02/09/12	Royal Bank of Canada	CAD	4,351	4,203,182	4,266,898	(63,716)
Expiring 02/09/12	Royal Bank of Canada	CAD	1,866	1,806,835	1,829,931	(23,096)
Expiring 02/09/12	Royal Bank of Canada	CAD	1,809	1,760,121	1,774,033	(13,912)
Expiring 02/09/12	UBS Securities	CAD	1,240	1,195,533	1,216,031	(20,498)
Expiring 02/09/12	UBS Securities	CAD	410	401,535	402,075	(540)
Expiring 02/09/12	UBS Securities	CAD	148	142,693	145,140	(2,447)
Chinese Yuan,
Expiring 02/13/12	Hong Kong & Shanghai Bank	CNY	147,062	23,000,000	23,344,018	(344,018)
Expiring 02/13/12	JPMorgan Chase	CNY	100,386	15,700,000	15,934,829	(234,829)
Expiring 02/13/12	JPMorgan Chase	CNY	6,394	1,000,000	1,014,957	(14,957)
Expiring 06/01/12	Barclays Capital Group	CNY	7,046	1,100,000	1,117,045	(17,045)
Expiring 06/01/12	Credit Suisse First Boston Corp.	CNY	6,387	1,000,000	1,012,562	(12,562)
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	38,103	6,000,000	6,040,654	(40,654)
Expiring 06/01/12	Hong Kong & Shanghai Bank	CNY	37,447	5,900,000	5,936,703	(36,703)
Expiring 06/01/12	JPMorgan Chase	CNY	20,560	3,200,000	3,259,477	(59,477)
Expiring 06/01/12	JPMorgan Chase	CNY	20,541	3,200,000	3,256,433	(56,433)
Expiring 06/01/12	JPMorgan Chase	CNY	8,942	1,400,000	1,417,698	(17,698)
Expiring 06/01/12	JPMorgan Chase	CNY	7,659	1,200,000	1,214,219	(14,219)
Expiring 06/01/12	UBS Securities	CNY	21,219	3,300,000	3,363,951	(63,951)
Expiring 06/01/12	UBS Securities	CNY	6,387	1,000,000	1,012,562	(12,562)
Euro,
Expiring 01/17/12	Barclays Capital Group	EUR	6,347	8,518,981	8,215,600	303,381
Expiring 01/17/12	Barclays Capital Group	EUR	2,974	4,024,759	3,849,566	175,193
Expiring 01/17/12	Citigroup Global Markets	EUR	5,537	7,208,122	7,167,131	40,991
Expiring 01/17/12	Citigroup Global Markets	EUR	4,798	6,396,930	6,210,565	186,365
Expiring 01/17/12	Deutsche Bank	EUR	13,373	17,479,313	17,310,103	169,210
Expiring 01/17/12	Deutsche Bank	EUR	10,702	14,458,027	13,852,742	605,285
Expiring 01/17/12	Deutsche Bank	EUR	7,819	10,246,057	10,120,968	125,089
Expiring 01/17/12	Deutsche Bank	EUR	3,573	4,764,453	4,624,916	139,537
Expiring 01/17/12	Deutsche Bank	EUR	400	522,824	517,763	5,061
Expiring 01/17/12	Goldman Sachs & Co.	EUR	6,199	8,109,253	8,024,028	85,225
Expiring 01/17/12	Goldman Sachs & Co.	EUR	500	654,078	647,204	6,874
Expiring 01/17/12	JPMorgan Chase	EUR	458,498	623,408,268	593,482,972	29,925,296
Expiring 01/17/12	JPMorgan Chase	EUR	7,389	9,987,046	9,564,372	422,674
Expiring 01/17/12	JPMorgan Chase	EUR	7,240	9,421,253	9,371,506	49,747
Expiring 01/17/12	JPMorgan Chase	EUR	3,625	4,717,133	4,692,225	24,908
Expiring 01/17/12	Morgan Stanley	EUR	6,736	8,816,009	8,719,124	96,885
Expiring 01/17/12	Royal Bank of Canada	EUR	13,160	17,387,782	17,034,395	353,387
Expiring 01/17/12	Royal Bank of Canada	EUR	6,592	8,810,999	8,532,730	278,269
Expiring 01/17/12	Royal Bank of Canada	EUR	431	569,463	557,889	11,574
Expiring 01/17/12	UBS Securities	EUR	11,745	15,317,735	15,202,809	114,926
Expiring 01/17/12	UBS Securities	EUR	8,974	12,011,035	11,616,008	395,027
Expiring 01/17/12	UBS Securities	EUR	5,864	7,936,601	7,590,402	346,199

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee,
Expiring 07/12/12	Barclays Capital Group	INR	1,244,200	$24,117,077	$22,682,649	$1,434,428
Expiring 07/12/12	Deutsche Bank	INR	269,876	5,300,000	4,920,031	379,969
Expiring 07/12/12	JPMorgan Chase	INR	229,005	4,500,000	4,174,924	325,076
Expiring 07/12/12	JPMorgan Chase	INR	136,409	2,679,941	2,486,833	193,108
Expiring 07/12/12	JPMorgan Chase	INR	103,300	2,031,625	1,883,232	148,393
Indonesia Rupiah,
Expiring 01/31/12	Barclays Capital Group	IDR	90,216,000	10,046,325	9,915,589	130,736
Expiring 01/31/12	Morgan Stanley	IDR	101,529,360	11,241,072	11,159,035	82,037
Expiring 01/31/12	UBS Securities	IDR	62,614,000	6,930,160	6,881,869	48,291
Expiring 07/02/12	Barclays Capital Group	IDR	14,355,000	1,539,410	1,554,763	(15,353)
Expiring 07/02/12	Goldman Sachs & Co.	IDR	1,321,395	142,009	143,118	(1,109)
Expiring 07/02/12	Hong Kong & Shanghai Bank	IDR	61,998,000	6,638,257	6,714,888	(76,631)
Expiring 07/02/12	Hong Kong & Shanghai Bank	IDR	29,731,000	3,214,162	3,220,109	(5,947)
Malaysian Ringgit,
Expiring 04/23/12	Citigroup Global Markets	MYR	47,498	15,346,792	14,911,141	435,651
Mexican Peso,
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	31,913	2,400,000	2,272,949	127,051
Expiring 03/15/12	Hong Kong & Shanghai Bank	MXN	31,904	2,400,000	2,272,351	127,649
Expiring 03/15/12	Morgan Stanley	MXN	78,889	5,900,000	5,618,763	281,237
Expiring 03/15/12	UBS Securities	MXN	78,854	5,900,000	5,616,242	283,758
Expiring 03/15/12	UBS Securities	MXN	10,633	800,000	757,336	42,664
Expiring 03/15/12	UBS Securities	MXN	10,633	800,000	757,336	42,664
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	44,034	1,438,303	1,454,657	(16,354)
Expiring 01/11/12	Morgan Stanley	TWD	54,936	1,800,000	1,814,818	(14,818)
Expiring 01/11/12	Morgan Stanley	TWD	33,627	1,100,000	1,110,872	(10,872)
Philippine Peso,
Expiring 03/15/12	Barclays Capital Group	PHP	47,100	1,095,349	1,069,860	25,489
Expiring 03/15/12	Barclays Capital Group	PHP	36,069	839,597	819,296	20,301
Expiring 03/15/12	Barclays Capital Group	PHP	28,200	657,343	640,553	16,790
Expiring 03/15/12	Citigroup Global Markets	PHP	1,049,438	24,320,695	23,837,608	483,087
Expiring 03/15/12	Citigroup Global Markets	PHP	25,000	562,430	567,866	(5,436)
Expiring 03/15/12	Citigroup Global Markets	PHP	13,000	292,991	295,291	(2,300)
Expiring 03/15/12	Goldman Sachs & Co.	PHP	77,130	1,800,000	1,751,980	48,020
Expiring 03/15/12	JPMorgan Chase	PHP	145,926	3,300,000	3,314,657	(14,657)
Expiring 03/15/12	JPMorgan Chase	PHP	97,328	2,200,000	2,210,771	(10,771)
Expiring 03/15/12	JPMorgan Chase	PHP	56,088	1,300,000	1,274,030	25,970
Expiring 03/15/12	JPMorgan Chase	PHP	30,464	700,000	691,979	8,021
Singapore Dollar,
Expiring 02/10/12	Citigroup Global Markets	SGD	17,039	13,335,762	13,135,308	200,454
South African Rand,
Expiring 01/26/12	Barclays Capital Group	ZAR	3,021	373,862	372,477	1,385
Expiring 01/26/12	JPMorgan Chase	ZAR	9,800	1,218,815	1,208,139	10,676
Expiring 01/26/12	JPMorgan Chase	ZAR	7,700	958,224	949,252	8,972

				$1,586,750,377	$1,549,080,630	$37,669,747

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$153,500	09/19/13	0.500%	Daily Effective Federal Funds Rate(1)	$545,585	$(156,986)	$702,571	Morgan Stanley
60,800	09/19/14	1.000%	Daily Effective Federal Funds Rate(1)	902,698	(18,340)	921,038	BNP Paribas Bank
31,100	09/19/14	0.500%	Daily Effective Federal Funds Rate(1)	147,706	(115,862)	263,568	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$80,900	06/15/41	4.250%	3 month LIBOR(2)	$(28,188,884)	$898,534	$(29,087,418)	HSBC Bank USA
	13,300	12/21/41	4.000%	3 month LIBOR(2)	(3,945,795)	(52,306)	(3,893,489)	Deutsche Bank AG
	7,600	12/21/41	4.000%	3 month LIBOR(2)	(2,254,740)	14,985	(2,269,725)	Royal Bank of Scotland Group PLC
AUD	3,000	06/15/17	4.250%	6 month Australian Bank Bill rate(1)	(10,042)	(1,630)	(8,412)	Deutsche Bank AG
AUD	2,000	06/15/17	4.250%	6 month Australian Bank Bill rate(1)	(6,694)	(1,966)	(4,728)	Barclays Bank PLC
BRL	26,900	01/02/12	12.540%	Brazilian interbank overnight lending rate(1)	824,615	609	824,006	Bank of America
BRL	20,800	01/02/12	11.980%	Brazilian interbank overnight lending rate(1)	443,640	—	443,640	Bank of America
BRL	4,700	01/02/12	10.580%	Brazilian interbank overnight lending rate(1)	(39,094)	(19,669)	(19,425)	UBS AG
BRL	2,600	01/02/12	11.140%	Brazilian interbank overnight lending rate(1)	28,981	(318)	29,299	HSBC Bank USA
BRL	2,500	01/02/12	10.840%	Brazilian interbank overnight lending rate(1)	18,240	(1,645)	19,885	Barclays Bank PLC
BRL	2,200	01/02/12	10.610%	Brazilian interbank overnight lending rate(1)	9,084	—	9,084	HSBC Bank USA
BRL	1,200	01/02/12	14.770%	Brazilian interbank overnight lending rate(1)	72,852	1,071	71,781	HSBC Bank USA
BRL	500	01/02/12	11.760%	Brazilian interbank overnight lending rate(1)	5,180	(1,824)	7,004	Credit Suisse First Boston
BRL	235,700	01/02/13	11.890%	Brazilian interbank overnight lending rate(1)	3,962,002	38,670	3,923,332	HSBC Bank USA
BRL	129,200	01/02/13	12.480%	Brazilian interbank overnight lending rate(1)	2,585,453	(926,732)	3,512,185	Credit Suisse First Boston
BRL	125,800	01/02/13	11.910%	Brazilian interbank overnight lending rate(1)	2,033,016	35,194	1,997,822	Barclays Bank PLC
BRL	125,000	01/02/13	12.610%	Brazilian interbank overnight lending rate(1)	2,781,033	(2,089)	2,783,122	Royal Bank of Scotland Group PLC
BRL	44,100	01/02/13	12.500%	Brazilian interbank overnight lending rate(1)	565,252	24,695	540,557	Morgan Stanley
BRL	40,600	01/02/13	11.880%	Brazilian interbank overnight lending rate(1)	621,426	(10,426)	631,852	HSBC Bank USA
BRL	35,900	01/02/13	12.590%	Brazilian interbank overnight lending rate(1)	763,541	46,590	716,951	Morgan Stanley
BRL	35,600	01/02/13	12.300%	Brazilian interbank overnight lending rate(1)	796,097	37,529	758,568	HSBC Bank USA
BRL	22,500	01/02/13	11.850%	Brazilian interbank overnight lending rate(1)	192,781	—	192,781	UBS AG
BRL	21,100	01/02/13	12.460%	Brazilian interbank overnight lending rate(1)	263,423	7,605	255,818	Barclays Bank PLC
BRL	13,600	01/02/13	10.980%	Brazilian interbank overnight lending rate(1)	241,117	6,984	234,133	Morgan Stanley
BRL	12,500	01/02/13	11.950%	Brazilian interbank overnight lending rate(1)	157,494	5,217	152,277	Royal Bank of Scotland Group PLC
BRL	12,000	01/02/13	12.070%	Brazilian interbank overnight lending rate(1)	229,923	9,373	220,550	UBS AG
BRL	11,600	01/02/13	10.450%	Brazilian interbank overnight lending rate(1)	7,218	(6,767)	13,985	HSBC Bank USA

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	6,700	01/02/13	10.460%	Brazilian interbank overnight lending rate(1)	$4,862	$(1,358)	$6,220	Morgan Stanley
BRL	93,700	01/02/14	12.540%	Brazilian interbank overnight lending rate(1)	2,788,572	59,096	2,729,476	HSBC Bank USA
BRL	60,900	01/02/14	12.510%	Brazilian interbank overnight lending rate(1)	1,786,260	23,825	1,762,435	Morgan Stanley
BRL	35,700	01/02/14	12.540%	Brazilian interbank overnight lending rate(1)	664,126	(20,486)	684,612	Morgan Stanley
BRL	31,000	01/02/14	10.580%	Brazilian interbank overnight lending rate(1)	30,850	(57,228)	88,078	Morgan Stanley
BRL	28,200	01/02/14	10.770%	Brazilian interbank overnight lending rate(1)	79,186	(33,018)	112,204	UBS AG
BRL	27,500	01/02/14	12.250%	Brazilian interbank overnight lending rate(1)	694,638	37,177	657,461	UBS AG
BRL	12,800	01/02/14	11.890%	Brazilian interbank overnight lending rate(1)	208,109	(1,267)	209,376	Morgan Stanley
BRL	12,500	01/02/14	11.990%	Brazilian interbank overnight lending rate(1)	254,649	31,026	223,623	Barclays Bank PLC
BRL	7,100	01/02/14	10.990%	Brazilian interbank overnight lending rate(1)	33,245	8,903	24,342	HSBC Bank USA
BRL	6,400	01/02/14	10.530%	Brazilian interbank overnight lending rate(1)	3,151	(16,841)	19,992	HSBC Bank USA
BRL	4,300	01/02/14	11.530%	Brazilian interbank overnight lending rate(1)	43,339	(1,049)	44,388	HSBC Bank USA
BRL	2,400	01/02/14	11.670%	Brazilian interbank overnight lending rate(1)	25,629	1,750	23,879	Morgan Stanley
BRL	1,200	01/02/14	10.830%	Brazilian interbank overnight lending rate(1)	4,063	697	3,366	Barclays Bank PLC
EUR	9,300	09/21/18	2.500%	6 month Euribor(1)	395,607	(149,050)	544,657	Barclays Bank PLC
EUR	124,100	09/21/21	3.500%	6 month Euribor(1)	17,106,134	1,645,959	15,460,175	Barclays Bank PLC
EUR	22,600	09/21/21	3.000%	6 month Euribor(1)	1,531,230	208,309	1,322,921	Barclays Bank PLC
GBP	56,800	03/21/22	3.000%	6 month LIBOR(1)	5,344,643	2,705,546	2,639,097	HSBC Bank USA
GBP	6,300	03/21/22	3.000%	6 month LIBOR(1)	592,804	108,752	484,052	Barclays Bank PLC
MXN	85,200	09/06/16	5.600%	28 day Mexican interbank rate(1)	(48,142)	32,415	(80,557)	Morgan Stanley
MXN	25,000	09/06/16	5.600%	28 day Mexican interbank rate(1)	(14,165)	13,451	(27,616)	HSBC Bank USA
MXN	31,900	06/02/21	6.350%	28 day Mexican interbank rate(1)	(61,457)	7,566	(69,023)	Morgan Stanley
	Exchange-traded swap agreements:
	$229,100	06/15/41	4.250%	3 month LIBOR(1)	(82,056,875)	(62,706,834)	(19,350,041)	—
	43,900	12/21/41	4.000%	3 month LIBOR(1)	(13,431,626)	(9,700,200)	(3,731,426)	—
EUR	12,000	03/21/21	3.650%	6 month Euribor(1)	1,821,022	1,510,405	310,617	—
EUR	11,400	09/21/21	3.500%	6 month Euribor(1)	1,530,285	1,474,106	56,179	—
EUR	161,900	03/21/22	0.000%	6 month Euribor(1)	11,440,117	8,211,382	3,228,735	—
EUR	109,600	03/21/22	0.000%	6 month Euribor(1)	4,480,337	713,033	3,767,304	—

					$(60,996,299)	$(56,083,437)	$(4,912,862)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Porfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX EM12 Index	12/20/14	5.000%	$4,000	$257,294	$235,226	$22,068	Deutsche Bank AG
Dow Jones CDX EM13 Index	06/20/15	5.000%	31,100	2,258,997	2,645,972	(386,975)	Barclays Bank PLC
Dow Jones CDX EM13 Index	06/20/15	5.000%	22,400	1,630,170	1,891,663	(261,493)	Deutsche Bank AG
Dow Jones CDX EM13 Index	06/20/15	5.000%	15,200	1,104,076	1,314,948	(210,872)	Morgan Stanley
Dow Jones CDX EM13 Index	06/20/15	5.000%	7,900	574,926	640,490	(65,564)	Credit Suisse First Boston
Dow Jones CDX EM13 Index	06/20/15	5.000%	1,000	72,775	91,497	(18,722)	Credit Suisse First Boston
Dow Jones CDX EM13 Index	06/20/15	5.000%	500	36,388	41,135	(4,747)	Barclays Bank PLC
Dow Jones CDX EM14 Index	09/20/15	5.000%	14,300	1,142,052	1,489,479	(347,427)	Barclays Bank PLC
Dow Jones CDX EM14 Index	09/20/15	5.000%	12,400	990,311	1,164,578	(174,267)	Deutsche Bank AG
Dow Jones CDX EM14 Index	12/20/15	5.000%	42,400	3,392,112	4,282,229	(890,117)	HSBC Bank USA
Dow Jones CDX EM14 Index	12/20/15	5.000%	26,300	2,104,070	2,692,566	(588,496)	Citigroup, Inc.
Dow Jones CDX EM14 Index	12/20/15	5.000%	6,700	536,018	660,400	(124,382)	Morgan Stanley
Dow Jones CDX EM14 Index	12/20/15	5.000%	2,200	176,006	232,263	(56,257)	UBS AG
Dow Jones CDX EM15 Index	06/20/16	5.000%	8,900	758,164	1,057,460	(299,296)	Deutsche Bank AG
Dow Jones CDX EM15 Index	06/20/16	5.000%	3,100	264,079	304,609	(40,530)	Barclays Bank PLC
Dow Jones CDX HY-8 Index	06/20/12	0.360%	14,795	19,665	—	19,665	Citigroup, Inc.
Dow Jones CDX HY-8 Index	06/20/12	0.360%	4,742	6,424	—	6,424	Citigroup, Inc.
Dow Jones CDX HY-8 Index	06/20/12	0.400%	3,983	6,228	—	6,228	Citigroup, Inc.
Dow Jones CDX IG 10 5Y Index	06/20/13	0.530%	5,208	40,310	—	40,310	Deutsche Bank AG
Dow Jones CDX IG 9 5Y Index	12/20/12	0.760%	38,291	294,598	—	294,598	Barclays Bank PLC
Dow Jones CDX IG 9 5Y Index	12/20/12	0.710%	25,463	182,326	—	182,326	Deutsche Bank AG

				$15,846,989	$18,744,515	$(2,897,526)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at December 31, 2011(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Alcoa, Inc.	03/20/21	1.000%	$4,300	3.044%	$(885,552)	$(409,916)	$(475,636)	Citigroup, Inc.
Arab Republic of Egypt	03/20/16	1.000%	1,800	5.550%	(333,900)	(185,281)	(148,619)	HSBC Bank USA
Arcelor Mittal	06/20/16	1.000%	4,400	4.628%	(692,795)	(193,964)	(498,831)	Credit Suisse First Boston
Berkshire Hathaway	03/20/13	0.850%	4,200	0.810%	(10,662)	—	(10,662)	Deutsche Bank AG
Berkshire Hathaway	03/20/15	1.000%	3,500	1.195%	(49,388)	(40,003)	(9,385)	UBS AG
Berkshire Hathaway	03/20/16	1.000%	900	1.386%	(22,746)	(8,280)	(14,466)	Citigroup, Inc.
Bonos Y Oblig Del Estado	03/20/16	1.000%	13,100	3.742%	(1,318,524)	(665,580)	(652,944)	Citigroup, Inc.
Bonos Y Oblig Del Estado	03/20/16	1.000%	11,000	3.742%	(1,107,158)	(502,424)	(604,734)	Morgan Stanley
Bonos Y Oblig Del Estado	03/20/16	1.000%	10,900	3.742%	(1,097,093)	(551,890)	(545,203)	Morgan Stanley
Bonos Y Oblig Del Estado	03/20/16	1.000%	1,100	3.742%	(110,716)	(50,242)	(60,474)	BNP Paribas Bank
Federal Republic of Brazil	06/20/15	1.000%	13,400	1.194%	(134,382)	(98,906)	(35,476)	HSBC Bank USA
Federal Republic of Brazil	06/20/15	1.000%	8,100	1.194%	(81,456)	(141,704)	60,248	Credit Suisse First Boston

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at December 31, 2011(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Federal Republic of Brazil	06/20/15	1.000%	$6,500	1.194%	$ (65,185)	$ (47,977)	$ (17,208)	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	1,800	1.194%	(18,107)	(11,554)	(6,553)	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	1,800	1.194%	(18,101)	(11,697)	(6,404)	Morgan Stanley
Federal Republic of Brazil	06/20/15	1.000%	1,700	1.194%	(17,101)	(32,605)	15,504	Citigroup, Inc.
Federal Republic of Brazil	06/20/15	1.000%	1,200	1.194%	(12,034)	(11,626)	(408)	Barclays Bank PLC
Federal Republic of Brazil	09/20/15	1.000%	20,300	1.237%	(249,808)	(122,379)	(127,429)	HSBC Bank USA
Federal Republic of Brazil	09/20/15	1.000%	18,000	1.237%	(221,505)	(104,394)	(117,111)	Barclays Bank PLC
Federal Republic of Brazil	09/20/15	1.000%	7,900	1.237%	(97,435)	(71,513)	(25,922)	Credit Suisse First Boston
Federal Republic of Brazil	09/20/15	1.000%	1,200	1.237%	(14,800)	(13,876)	(924)	Citigroup, Inc.
Federal Republic of Brazil	09/20/15	1.000%	900	1.237%	(11,100)	(6,356)	(4,744)	UBS AG
Federal Republic of Brazil	12/20/15	1.000%	43,800	1.273%	(637,794)	(195,676)	(442,118)	Deutsche Bank AG
Federal Republic of Brazil	03/20/16	1.000%	43,300	1.305%	(727,163)	(258,814)	(468,349)	Citigroup, Inc.
Federal Republic of Brazil	03/20/16	1.000%	1,900	1.305%	(31,908)	(5,824)	(26,084)	HSBC Bank USA
Federal Republic of Brazil	06/20/16	1.000%	18,600	1.349%	(373,471)	(57,357)	(316,114)	Citigroup, Inc.
Federal Republic of Brazil	06/20/16	1.000%	11,800	1.349%	(236,933)	(36,434)	(200,499)	Deutsche Bank AG
France (Govt of)	09/20/15	0.250%	1,400	1.554%	(84,172)	(27,344)	(56,828)	UBS AG
France (Govt of)	12/20/15	0.250%	3,800	1.594%	(247,833)	(58,005)	(189,828)	Royal Bank of Scotland Group PLC
France (Govt of)	03/20/16	0.250%	4,400	1.630%	(309,076)	(145,013)	(164,063)	Deutsche Bank AG
France (Govt of)	03/20/16	0.250%	4,300	1.630%	(302,055)	(141,558)	(160,497)	UBS AG
France (Govt of)	03/20/16	0.250%	800	1.630%	(56,196)	(23,063)	(33,133)	Morgan Stanley
France (Govt of)	03/20/16	0.250%	800	1.630%	(56,196)	(22,126)	(34,070)	Royal Bank of Scotland Group PLC
France (Govt of)	09/20/16	0.250%	15,000	1.728%	(1,226,995)	(932,410)	(294,585)	Deutsche Bank AG
France (Govt of)	09/20/16	0.250%	15,000	1.728%	(1,226,995)	(950,913)	(276,082)	HSBC Bank USA
France (Govt of)	09/20/16	0.250%	6,300	1.728%	(515,338)	(391,612)	(123,726)	Citigroup, Inc.
France (Govt of)	09/20/16	0.250%	3,600	1.728%	(294,479)	(155,269)	(139,210)	Morgan Stanley
France (Govt of)	09/20/16	0.250%	1,500	1.728%	(120,937)	(85,278)	(35,659)	Barclays Bank PLC
France (Govt of)	09/20/16	0.250%	1,500	1.728%	(120,937)	(84,653)	(36,284)	HSBC Bank USA
General Electirc Capital Corp.	12/20/13	1.000%	2,700	1.364%	153,458	—	153,458	Citigroup, Inc.
General Electirc Capital Corp.	12/20/15	1.000%	13,800	1.748%	(680,280)	(213,984)	(466,296)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at December 31, 2011(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
General Electirc Capital Corp.	03/20/16	1.000%	$13,400	1.780%	$(710,907)	$(110,347)	$ (600,560)	Citigroup, Inc.
International Lease Finance	06/20/16	1.000%	1,100	5.197%	(62,205)	(74,301)	12,096	Deutsche Bank AG
Japan Gov’t. Series 55	03/20/15	1.000%	4,500	1.037%	(9,964)	32,960	(42,924)	Deutsche Bank AG
Japan Gov’t. Series 55	03/20/16	1.000%	41,800	1.239%	(418,118)	(260,894)	(157,224)	Morgan Stanley
Metlife, Inc.	03/20/13	2.070%	10,000	1.490%	1,356	—	1,356	Deutsche Bank AG
Metlife, Inc.	06/20/16	1.000%	30,000	2.651%	(2,578,463)	(647,178)	(1,931,285)	Bank of America
NRG Energy, Inc.	12/20/16	5.000%	9,000	6.837%	(394,738)	(40,650)	(354,088)	Bank of America
People’s Republic of								Royal Bank of Scotland
China	06/20/15	1.000%	9,300	1.049%	(43,997)	105,042	(149,039)	Group PLC
People’s Republic of
China	06/20/15	1.000%	3,100	1.049%	(14,666)	33,993	(48,659)	Citigroup, Inc.
People’s Republic of								Barclays Bank
China	03/20/16	1.000%	1,300	1.140%	(14,818)	12,727	(27,545)	PLC
People’s Republic of								BNP Paribas
China	03/20/16	1.000%	600	1.140%	(6,839)	5,946	(12,785)	Bank
People’s Republic of China	06/20/16	1.000%	19,800	1.208%	(289,103)	186,838	(475,941)	Citigroup, Inc.
People’s Republic of China	06/20/16	1.000%	3,500	1.208%	(51,104)	33,217	(84,321)	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%	6,400	1.269%	(113,626)	32,787	(146,413)	Morgan Stanley
People’s Republic of China	09/20/16	1.000%	2,500	1.269%	(44,385)	12,216	(56,601)	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%	2,400	1.269%	(42,610)	11,006	(53,616)	UBS AG
People’s Republic of								Royal Bank of Scotland
China	09/20/16	1.000%	1,800	1.269%	(31,957)	11,419	(43,376)	Group PLC
Republic of Indonesia	09/20/15	1.000%	1,300	1.466%	(33,145)	(22,225)	(10,920)	Deutsche Bank AG
Republic of Indonesia	06/20/16	1.000%	6,000	1.658%	(230,314)	(84,199)	(146,115)	Barclays Bank PLC
Republic of Indonesia	06/20/16	1.000%	5,000	1.658%	(191,928)	(71,189)	(120,739)	Barclays Bank PLC
Republic of Indonesia	06/20/16	1.000%	4,200	1.658%	(161,220)	(67,202)	(94,018)	Citigroup, Inc.
Republic of Indonesia	06/20/16	1.000%	1,700	1.658%	(60,958)	(27,882)	(33,076)	Citigroup, Inc.
Republic of Indonesia	09/20/16	1.000%	6,500	1.719%	(283,380)	(89,058)	(194,322)	Morgan Stanley
Republic of Indonesia	09/20/16	1.000%	2,900	1.719%	(126,431)	(42,276)	(84,155)	UBS AG
Republic of Indonesia	06/20/21	1.000%	3,500	2.254%	(384,930)	(233,070)	(151,860)	Citigroup, Inc.
Republic of Indonesia	06/20/21	1.000%	1,700	2.254%	(186,966)	(115,462)	(71,504)	UBS AG
Republic of Italy	03/20/16	1.000%	36,900	4.137%	(5,031,059)	(924,437)	(4,106,622)	Royal Bank of Scotland Group PLC
Republic of Italy	03/20/16	1.000%	25,000	4.137%	(3,408,576)	(688,720)	(2,719,856)	Morgan Stanley
Republic of Italy	03/20/16	1.000%	8,100	4.137%	(1,104,379)	(223,145)	(881,234)	Barclays Bank PLC
Republic of Italy	03/20/16	1.000%	5,400	4.137%	(736,252)	(172,588)	(563,664)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)		Implied Credit Spread at December 31, 2011(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Republic of Kazakhstan	03/20/16	1.000%		$700	2.410%	$(51,292)	$(16,927)	$(34,365)	HSBC Bank USA
Republic of Kazakhstan	03/20/16	1.000%		600	2.410%	(43,965)	(14,273)	(29,692)	Citigroup, Inc.
Republic of Kazakhstan	03/20/16	1.000%		600	2.410%	(43,965)	(14,966)	(28,999)	Deutsche Bank AG
Republic of Korea	06/20/16	1.000%		3,000	1.363%	(62,952)	895	(63,847)	Deutsche Bank AG
Republic of Korea	06/20/16	1.000%		2,400	1.363%	(50,362)	1,222	(51,584)	Deutsche Bank AG
Republic of Korea	09/20/16	1.000%		9,100	1.411%	(217,035)	(465)	(216,570)	UBS AG
U.S. Treasury Note	03/20/16	0.250%	EUR	22,200	0.417%	(221,986)	(247,939)	25,953	BNP Paribas Bank
United Kingdom Treasury	06/20/15	1.000%		15,700	0.501%	163,689	120,808	42,881	Morgan Stanley
United Kingdom Treasury	06/20/15	1.000%		10,600	0.501%	110,516	81,565	28,951	Deutsche Bank AG
United Kingdom Treasury	12/20/15	1.000%		6,900	0.586%	57,905	121,290	(63,385)	UBS AG
United Kingdom Treasury	06/20/16	1.000%		3,500	0.675%	20,550	53,799	(33,249)	Morgan Stanley
United Mexican States	09/20/15	1.000%		16,000	1.191%	(157,328)	(90,970)	(66,358)	HSBC Bank USA
United Mexican States	09/20/15	1.000%		15,000	1.191%	(147,495)	(85,284)	(62,211)	Barclays Bank PLC
United Mexican States	03/20/16	1.000%		36,900	1.255%	(531,214)	(193,089)	(338,125)	Morgan Stanley
United Mexican States	03/20/16	1.000%		31,500	1.255%	(453,476)	(260,508)	(192,968)	HSBC Bank USA
United Mexican States	03/20/16	1.000%		10,000	1.255%	(143,961)	(67,636)	(76,325)	Citigroup, Inc.
United Mexican States	03/20/16	1.000%		1,200	1.255%	(17,275)	(7,645)	(9,630)	Barclays Bank PLC
United Mexican States	03/20/16	0.920%		100	1.255%	(1,545)	—	(1,545)	JPMorgan Chase Bank
United Mexican States	06/20/16	1.000%		9,800	1.305%	(169,572)	(19,897)	(149,675)	Citigroup, Inc.
United Mexican States	03/20/21	1.000%		26,800	1.695%	(1,642,967)	(1,135,706)	(507,261)	HSBC Bank USA
United Mexican States	03/20/21	1.000%		2,200	1.695%	(134,870)	(85,496)	(49,374)	Citigroup, Inc.

						$(34,169,130)	$(12,345,394)	$(21,823,736)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(5)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
DJ iTraxx 16SEN2	12/20/16	EUR	18,600	1.000%	$1,820,818	$2,192,803	$(371,985)	Morgan Stanley
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX IG17 5Y Index	12/20/16		$796,100	1.000%	7,189,118	10,823,207	(3,634,089)	—

					$9,009,936	$13,016,010	$(4,006,074)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stock	$—	$—	$25,844
Preferred Stock	48,504,720	—	—
Asset-Backed Securities	—	263,779,899	1,153,370
Bank Loans	—	27,650,347	—
Certificates of Deposit	—	40,284,738	—
Commercial Mortgage-Backed Securities	—	147,465,221	—
Commercial Paper	—	7,899,028	—
Corporate Bonds	—	2,235,077,611	189,404
Foreign Government Bonds	—	410,512,272	—
Municipal Bonds	—	341,730,408	—
Residential Mortgage-Backed Securities	—	470,021,800	—
U.S. Government Agency Obligations	—	47,361,753	—
U.S. Government Mortgage-Backed Obligations	—	2,971,939,109	—
U.S. Treasury Obligations	—	2,003,474,967	—
Affiliated Money Market Mutual Fund	15,698,907	—	—
Repurchase Agreements	—	173,800,000	—
Options Purchased	—	803,580	—
Options Written	(109,850)	(6,717,617)	(416,214)
Short Sales – U. S. Government Mortgage-Backed Obligation	—	(6,092,719)	—
Other Financial Instruments*
Futures	20,251,096	—	—
Foreign Forward Currency Contracts	—	17,284,761	—
Interest Rate Swaps	(15,718,632)	8,918,593	1,887,177
Credit Default Swaps	(3,634,089)	(25,093,247)	—

Total	$64,992,152	$9,130,100,504	$2,839,581

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Government Mortgage-Backed Obligations	42.9%
U.S. Treasury Obligations	29.0
Financial – Bank & Trust	12.5
Financial Services	9.9
Residential Mortgage-Backed Securities	6.8
Foreign Government Bonds	5.9
Municipal Bonds	5.0
Asset-Backed Securities	3.8
Repurchase Agreements	2.5
Commercial Mortgage-Backed Securities	2.1
Telecommunications	2.1
Oil & Gas	2.0
Diversified Financial Services	1.3
Insurance	1.3
Beverages	1.0
Utilities	1.0
U.S. Government Agency Obligations	0.7

Certificates of Deposit	0.6%
Biotechnology	0.4
Metals & Mining	0.4
Real Estate	0.3
Retail & Merchandising	0.3
Affiliated Money Market Mutual Fund	0.2
Electric	0.2
Medical – Drugs	0.2
Savings & Loan	0.1
Automobiles	0.1
Commercial Paper	0.1
Hotels & Motels	0.1
Tobacco	0.1
Diversified	0.1

133.0
Security Sold Short and Options Written	(0.2)
Liabilities in excess of other assets	(32.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$21,076,696	*	Due from broker-variation margin	$825,600	*
Interest rate contracts	Unrealized appreciation on swap agreements	53,628,998		Unrealized depreciation on swap agreements	58,541,860
Interest rate contracts	Premiums paid for swap agreements	17,920,454		Premiums received for swap agreements	74,003,891
Interest rate contracts	Unaffiliated investments	803,580		Written options outstanding, at value	7,243,681
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	43,474,475		Unrealized depreciation on foreign currency forward contracts	26,189,714
Credit contracts	Unrealized appreciation on swap agreements	912,066		Unrealized depreciation on swap agreements	29,639,402
Credit contracts	Premiums paid for swap agreements	32,618,255		Premiums received for swap agreements	13,203,124

Total		$170,434,524			$209,647,272

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$80,338,151	$(15,222,927)	$(54,558,698)	$—	$10,556,526
Foreign exchange contracts	—	30,750	—	18,636,680	18,667,430
Credit contracts	—	1,021,436	16,934,177	—	17,955,613

Total	$80,338,151	$(14,170,741)	$(37,624,521)	$18,636,680	$47,179,569

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$217,562	$29,410,225	$33,899,252	$(14,064,678)	$—	$49,462,361
Foreign exchange contracts	—	—	—	—	1,348,553	1,348,553
Credit contracts	—	—	(33,859)	(39,442,232)	—	(39,476,091)

Total	$217,562	$29,410,225	$33,865,393	$(53,506,910)	$1,348,553	$11,334,823

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$ 351,611	$30,247,220	$11,378,379,172	$56,068,553	$972,344,174	$1,088,619,021	$1,786,855,171	$164,034,599	$1,341,029,483

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $9,206,948,398)	$9,191,674,071
Affiliated investments (cost $15,698,907)	15,698,907
Foreign currency, at value (cost $11,499,084)	11,441,592
Deposit with broker	1,872,000
Receivable for investments sold	2,210,908,013
Due from broker-variation margin	73,065,473
Unrealized appreciation on swap agreements	54,541,064
Dividends and interest receivable	52,955,685
Premiums paid for swap agreements	50,538,709
Unrealized appreciation on foreign currency forward contracts	43,474,475
Receivable for fund share sold	14,373,019
Tax reclaim receivable	154,322
Prepaid expenses	66,004

Total Assets	11,720,763,334

LIABILITIES:
Payable for investments purchased	4,510,629,620
Unrealized depreciation on swap agreements	88,181,262
Premiums received for swap agreements	87,207,015
Due to broker	64,836,000
Unrealized depreciation on foreign currency forward contracts	26,189,714
Written options outstanding, at value (premiums received $31,267,804)	7,243,681
Securities sold short, at value (proceeds received $6,075,047)	6,092,719
Payable for floating rates issued	1,750,000
Advisory fees payable	1,625,780
Payable to custodian	1,207,293
Accrued expenses and other liabilities	588,551
Shareholder servicing fees payable	47,204
Payable for fund share repurchased	27,106
Deferred trustees’ fees	1,441
Affiliated transfer agent fee payable	508

Total Liabilities	4,795,627,894

NET ASSETS	$6,925,135,440

Net assets were comprised of:
Paid-in capital	$6,632,336,755
Retained earnings	292,798,685

Net assets, December 31, 2011	$6,925,135,440

Net asset value and redemption price per share, $6,925,135,440 / 581,443,738 outstanding shares of beneficial interest	$11.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$267,622,672
Unaffiliated dividend income	7,273,714
Affiliated dividend income	72,146

274,968,532

EXPENSES
Advisory fees	62,192,356
Shareholder servicing fees and expenses	9,568,055
Custodian and accounting fees	1,631,000
Trustees’ fees	115,000
Insurance expenses	109,000
Audit fees	56,000
Legal fees and expenses	36,000
Commitment fee on syndicated credit agreement	32,000
Interest expense	28,073
Shareholders’ reports	18,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Miscellaneous	46,916

Total expenses	73,841,400
Less: advisory fee waivers and/or expense reimbursement	(146,773)
Less: shareholder servicing fee waiver.	(3,114,820)

Net expenses	70,579,807

NET INVESTMENT INCOME	204,388,725

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	37,888,493
Futures transactions	80,338,151
Options written transactions	(14,170,741)
Short sales transactions	(2,210,259)
Swap agreements transactions	(37,624,521)
Foreign currency transactions	17,554,076

81,775,199

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	1,430,275
Futures	29,410,225
Options written	33,865,393
Short sales	(214,210)
Swap agreements	(53,506,910)
Foreign currencies	884,139

11,868,912

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	93,644,111

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$298,032,836

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$204,388,725	$184,695,522
Net realized gain on investment and foreign currency transactions	81,775,199	358,756,569
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,868,912	71,706,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	298,032,836	615,158,501

DISTRIBUTIONS	(544,265,802)	(288,790,733)

FUND SHARE TRANSACTIONS:
Fund share sold [325,807,689 and 305,726,899 shares, respectively]	3,920,204,257	3,698,325,466
Fund share issued in reinvestment of distributions [45,775,088 and 24,557,035 shares, respectively]	544,265,802	288,790,733
Fund share repurchased [594,543,497 and 245,156,874 shares, respectively]	(7,072,961,966)	(2,951,042,047)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(2,608,491,907)	1,036,074,152

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,854,724,873)	1,362,441,920
NET ASSETS:
Beginning of year	9,779,860,313	8,417,418,393

End of year	$6,925,135,440	$9,779,860,313

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.9%

AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)

AST BlackRock Value Portfolio	23,839,137	$202,871,058
AST Federated Aggressive Growth Portfolio .	1,470,731	11,795,264
AST Goldman Sachs Concentrated Growth Portfolio	2,995,709	78,607,400
AST Goldman Sachs Large-Cap Value Portfolio	4,481,043	66,812,344
AST Goldman Sachs Mid-Cap Growth Portfolio	1,946,801	9,753,473
AST Goldman Sachs Small-Cap Value Portfolio	886,726	9,337,221
AST High Yield Portfolio	31,681,116	228,420,847
AST International Growth Portfolio	16,131,588	160,993,252
AST International Value Portfolio	11,936,616	161,621,780
AST Jennison Large-Cap Growth Portfolio*	15,723,839	191,516,358
AST Jennison Large-Cap Value Portfolio	8,730,978	97,699,643
AST Large-Cap Value Portfolio	23,962,489	301,927,360
AST Lord Abbett Core Fixed-Income Portfolio	42,682,837	482,316,057
AST Marsico Capital Growth Portfolio	10,097,310	192,959,603
AST MFS Growth Portfolio	12,114,665	115,573,899
AST Mid-Cap Value Portfolio	1,786,848	20,459,405
AST Money Market Portfolio	112,068,873	112,068,873
AST Neuberger Berman Core Bond Portfolio	31,679,257	320,910,869
AST Neuberger Berman Mid-Cap Growth Portfolio*	650,864	14,136,769
AST Parametric Emerging Markets Equity Portfolio	6,408,266	50,304,885
AST PIMCO Limited Maturity Bond Portfolio	6,210,558	65,521,390
AST PIMCO Total Return Bond Portfolio	94,547,794	1,126,064,228
AST Prudential Core Bond Portfolio	63,492,907	643,818,072
AST Small-Cap Growth Portfolio*	874,569	17,666,288
AST Small-Cap Value Portfolio	1,665,088	21,129,961
AST T. Rowe Price Global Bond Portfolio	126,710	1,407,747
AST T. Rowe Price Large-Cap Growth Portfolio*	15,767,131	191,885,987
AST T. Rowe Price Natural Resources Portfolio	804,597	15,375,856
AST Western Asset Core Plus Bond Portfolio	59,973,846	641,720,153

TOTAL LONG-TERM INVESTMENTS (cost $5,486,147,992)(w)		5,554,676,042

SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.9%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $289,692,145)(w)(Note 4)	289,692,145	289,692,145

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.025%	06/28/12	$9,000	$8,997,345
0.705%	06/28/12	1,000	999,705

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,998,533)			9,997,050

TOTAL SHORT-TERM INVESTMENTS (cost $299,690,678)			299,689,195

TOTAL INVESTMENTS — 100.0% (cost $5,785,838,670)			5,854,365,237
OTHER ASSETS IN EXCESS OF LIABILITIES(x)			199,700

NET ASSETS — 100.0%			$5,854,564,937

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
1,011	10 Year U.S. Treasury Notes	Mar. 2012	$131,254,920	$132,567,375	$1,312,455
159	CAC 40 10 Euro	Jan. 2012	6,354,541	6,514,133	159,592
32	DAX Index	Mar. 2012	6,186,340	6,108,846	(77,494)
47	FTSE 100 Index	Mar. 2012	4,002,747	4,040,751	38,004
112	Russell 2000 Mini	Mar. 2012	8,267,101	8,274,560	7,459
261	S&P 500	Mar. 2012	80,102,325	81,732,150	1,629,825
56	TOPIX Index	Mar. 2012	5,383,630	5,296,609	(87,021)

					$2,982,820

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$5,844,368,187	$—	$—
U.S. Treasury Obligations	—	9,997,050	—
Other Financial Instruments*
Futures	2,982,820	—	—

Total	$5,847,351,007	$9,997,050	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Core Bonds	56.0%
Large/Mid-Cap Growth	13.6
Large/Mid-Cap Value	11.8
Money Market	6.9
High Yield	3.9
International Value	2.8

International Growth	2.7%
Emerging Markets	0.8
Small-Cap Value	0.5
Small-Cap Growth	0.5
Sector	0.3
U.S. Treasury Obligations	0.2

100.0
Other assets in excess of liabilities	— *

100.0%

*	Less than 0.05%.

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,312,455	*	—	$—
Equity contracts	Due from broker-variation margin	1,834,880	*	Due from broker-variation margin	164,515	*

Total		$3,147,335			$164,515

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$12,386,483
Equity contracts	(10,573,468)

Total	$1,813,015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,624,681
Equity contracts	(223,092)

Total	$4,401,589

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $223,396,230.

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value: Affiliated investments (cost $5,775,840,137)	$5,844,368,187
Unaffiliated investments (cost $9,998,533)	9,997,050
Foreign currency, at value (cost $349,872)	350,282
Receivable for fund share sold	4,740,076
Due from broker-variation margin	148,020
Dividends and interest receivable	35,820
Prepaid expenses	1,839

Total Assets	5,859,641,274

LIABILITIES:
Payable for investments purchased	4,244,243
Due to broker	348,548
Advisory fees payable	283,046
Accrued expenses and other liabilities	196,684
Deferred trustees’ fees	2,525
Payable for fund share repurchased	783
Affiliated transfer agent fee payable	508

Total Liabilities	5,076,337

NET ASSETS	$5,854,564,937

Net assets were comprised of:
Paid-in capital	$5,320,570,397
Retained earnings	533,994,540

Net assets, December 31, 2011	$5,854,564,937

Net asset value and redemption price per share, $5,854,564,937 / 498,011,454 outstanding shares of beneficial interest	$11.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$83,783,805
Unaffiliated interest income	11,046

83,794,851

EXPENSES
Advisory fees	8,386,404
Custodian and accounting fees	500,000
Trustees’ fees	52,000
Audit fees	23,000
Commitment fee on syndicated credit agreement	18,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Shareholders’ reports	8,000
Insurance expenses	2,000
Loan interest expense (Note 7)	136
Miscellaneous	9,188

Total expenses	9,025,728
Less: advisory fee waivers and/or expense reimbursement	(34,456)

Net expenses	8,991,272

NET INVESTMENT INCOME	74,803,579

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $308,806,040)	308,860,654
Net capital gain distribution received (including affiliated $83,441,566)	83,441,566
Futures transactions	1,813,015
Foreign currency transactions	(20,566)

394,094,669

Net change in unrealized appreciation (depreciation) on: Investments (including affiliated $(443,588,303))	(443,590,205)
Futures	4,401,589
Foreign currencies	8,516

(439,180,100)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(45,085,431)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,718,148

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$74,803,579	$50,270,766
Net realized gain on investment and foreign currency transactions	394,094,669	87,178,766
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(439,180,100)	324,994,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	29,718,148	462,443,983

DISTRIBUTIONS	(50,334,477)	(59,512,442)

FUND SHARE TRANSACTIONS:
Fund share sold [139,195,586 and 131,297,643 shares, respectively]	1,642,235,846	1,461,760,663
Fund share issued in reinvestment of distributions [4,233,345 and 5,515,518 shares, respectively]	50,334,477	59,512,442
Fund share repurchased [96,584,962 and 25,657,539 shares, respectively]	(1,117,266,689)	(290,848,318)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	575,303,634	1,230,424,787

TOTAL INCREASE IN NET ASSETS	554,687,305	1,633,356,328
NET ASSETS:
Beginning of year	5,299,877,632	3,666,521,304

End of year	$5,854,564,937	$5,299,877,632

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 82.0%
COMMON STOCKS — 33.9%	Shares	Value (Note 2)

Australia — 1.0%
Adelaide Brighton Ltd.	114,977	$339,859
Aditya Birla Minerals Ltd.	131,468	92,781
Ausdrill Ltd.	75,759	232,458
BHP Billiton Ltd.	81,748	2,877,915
Campbell Brothers Ltd.	7,123	356,911
Cardno Ltd.	5,783	30,698
Carsales.com Ltd.	26,883	131,155
Coca-Cola Amatil Ltd.	77,479	912,114
Cochlear Ltd.	32,702	2,073,748
CSL Ltd.	53,743	1,758,984
David Jones Ltd.(a)	137,990	334,492
Fleetwood Corp. Ltd.	7,856	96,341
Grange Resources Ltd.	355,576	203,662
iiNET Ltd.	52,931	154,834
Industrea Ltd.	35,413	35,496
Investa Office Fund, REIT	441,576	270,986
IOOF Holdings Ltd.	85,868	449,667
Iress Market Technology Ltd.	41,247	292,358
JB Hi-Fi Ltd.(a)	53,486	617,624
M2 Telecommunications Group Ltd.	10,275	29,426
Medusa Mining Ltd.	48,249	219,603
Metcash Ltd.	121,259	501,055
Mineral Resources Ltd.	36,732	413,264
Monadelphous Group Ltd.	38,484	791,951
Mount Gibson Iron Ltd.	561,826	643,591
Navitas Ltd.	116,100	415,614
New Hope Corp. Ltd.	124,751	705,601
OZ Minerals Ltd.	50,825	520,357
Perilya Ltd.*	283,604	95,723
Platinum Asset Management Ltd.	49,811	179,332
Premier Investments Ltd.	7,415	36,024
Ramelius Resources Ltd.*	78,488	85,495
Rio Tinto Ltd.	26,560	1,638,081
Tabcorp Holdings Ltd.	66,083	184,520
Telstra Corp. Ltd.	342,605	1,166,884
Watpac Ltd.	1,077	1,168
Western Areas NL	33,996	176,985
Woolworths Ltd.	180,807	4,641,720
WorleyParsons Ltd.	61,809	1,622,809
Wotif.com Holdings Ltd.	24,611	89,864

		25,421,150

Austria — 0.1%
Oesterreichische Post AG	12,715	383,433
OMV AG	25,412	770,928
Raiffeisen Bank International AG(a)	8,394	217,984
Voestalpine AG	2,623	73,566

		1,445,911

Belgium — 0.3%
Ageas	71,275	110,697
Belgacom SA	19,374	607,812
Colruyt SA	60,138	2,276,628
Delhaize Group SA	6,925	389,024
KBC Groep NV	10,534	132,669
Mobistar SA	55,515	2,909,212
NV Bekaert SA(a)	38,057	1,220,789

		7,646,831

COMMON STOCKS (continued)	Shares	Value (Note 2)

Bermuda — 0.3%
Arch Capital Group Ltd.*	51,600	$1,921,068
Assured Guaranty Ltd.	88,400	1,161,576
AXIS Capital Holdings Ltd.	7,300	233,308
Catlin Group Ltd.	41,322	255,856
Lancashire Holdings Ltd.	53,852	605,910
Lazard Ltd. (Class A Stock)	32,700	853,797
Seadrill Ltd.	56,882	1,902,138
Validus Holdings Ltd.	12,100	381,150

		7,314,803

Brazil — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	5,000	278,250
Cia de Saneamento de Minas Gerais-COPASA	14,500	259,643
Cia Energetica de Minas Gerais, ADR(a)	52,929	941,607
Duratex SA	51,100	244,370
EDP - Energias do Brasil SA	13,000	289,237
Light SA	15,000	231,604
Natura Cosmeticos SA	35,700	693,999
Souza Cruz SA	20,720	254,494

		3,193,204

British Virgin Islands
Polo Resources Ltd.	963,646	43,774

Canada — 1.4%
Agrium, Inc.	51,300	3,443,332
Alimentation Couche Tard, Inc. (Class B Stock)	66,800	2,078,586
Amerigo Resources Ltd.	34,700	19,415
Atco Ltd. (Class I Stock)	8,600	508,529
Barrick Gold Corp.	44,200	2,002,287
Baytex Energy Corp.	18,700	1,045,732
Calfrac Well Services Ltd.	13,600	380,466
Canadian Oil Sands Ltd.	105,500	2,407,730
Centerra Gold, Inc.	12,400	219,092
CGI Group, Inc. (Class A Stock)*	25,200	474,935
Chorus Aviation, Inc.	61,300	190,143
Davis & Henderson Corp.	24,000	396,957
Enerplus Corp.	23,500	596,294
Genivar, Inc.	2,200	56,838
Gildan Activewear, Inc.	36,900	693,992
High River Gold Mines Ltd.*	39,700	46,763
Husky Energy, Inc.	38,400	925,369
IGM Financial, Inc.	63,400	2,752,571
Industrial Alliance Insurance and Financial Services, Inc.	72,100	1,860,622
Just Energy Group, Inc.	22,700	255,354
Labrador Iron Ore Royalty Corp.	10,800	397,546
Magna International, Inc.	6,600	220,270
Nevsun Resources Ltd.	125,500	697,256
Pacific Rubiales Energy Corp.	57,400	1,055,315
Pan American Silver Corp.	49,100	1,073,814
Pason Systems, Inc.	43,500	512,393
Potash Corp. of Saskatchewan, Inc.	15,700	648,959
Power Corp. of Canada	107,400	2,511,183
Power Financial Corp.	33,600	842,350
Research In Motion Ltd.*	129,700	1,884,231
Rogers Communications, Inc. (Class B Stock)	48,100	1,853,178

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Canada (continued)
Rogers Sugar, Inc.	7,800	$40,273
Shoppers Drug Mart Corp.	51,700	2,087,792
Sun Life Financial, Inc.	15,000	278,282
Taseko Mines Ltd.*	15,700	42,997
Transglobe Energy Corp.*	34,400	272,499
Trican Well Service Ltd.	80,800	1,391,941
Wajax Corp.	7,400	280,092

		36,445,378

Chile
Administradora de Fondos de Pensiones Provida SA	7,172	31,463
Cia Cervecerias Unidas SA	4,987	65,272
Empresa Nacional de Telecomunicaciones SA	38,109	712,979

		809,714

China — 0.5%
Anta Sports Products Ltd.	256,000	304,236
Asia Cement China Holdings Corp.	496,500	232,696
China Automotive Systems, Inc.*	7,100	23,430
China Communications Services Corp. Ltd. (Class H Stock)	622,000	280,303
China Green Agriculture, Inc.*(a)	21,200	63,600
China Information Technology, Inc.*	29,400	18,522
China Shenhua Energy Co. Ltd. (Class H Stock)	364,500	1,581,599
China Sky One Medical, Inc.*(a)	11,400	11,286
China Yurun Food Group Ltd.	490,000	643,525
Dongfeng Motor Group Co. Ltd. (Class H Stock)	844,000	1,447,491
Dongyue Group	626,000	412,680
Great Wall Motor Co. Ltd. (Class H Stock)	449,500	656,314
Great Wall Technology Co. Ltd. (Class H Stock)	82,000	16,893
Haitian International Holdings Ltd.	138,000	118,693
Kingsoft Corp. Ltd.	137,000	51,155
Minth Group Ltd.	62,000	58,195
Shenzhou International Group Holdings Ltd.	376,000	510,267
Sohu.com, Inc.*(a)	31,200	1,560,000
Trina Solar Ltd., ADR*(a)	13,800	92,184
Universal Travel Group*(a)	29,800	60,792
Weichai Power Co. Ltd. (Class H Stock)	134,000	659,079
Yangzijiang Shipbuilding Holdings Ltd.	1,916,000	1,344,250
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	1,006,000	2,147,591
Zhejiang Expressway Co. Ltd. (Class H Stock)	290,000	188,190
Zijin Mining Group Co. Ltd. (Class H Stock)	1,074,000	403,791

		12,886,762

Colombia — 0.1%
Petrominerales Ltd.	75,400	1,225,643

Czech Republic — 0.1%
CEZ A/S	46,687	1,857,404
Telefonica Czech Republic A/S	24,298	471,162

		2,328,566

Denmark — 0.1%
AP Moller - Maersk A/S (Class B Stock)	104	686,657

COMMON STOCKS (continued)	Shares	Value (Note 2)

Denmark (continued)
H. Lundbeck A/S	156,301	$2,939,165
Pandora A/S(a)	10,254	96,411

		3,722,233

Finland — 0.1%
Orion Oyj (Class B Stock)	140,946	2,745,405
UPM-Kymmene Oyj	24,987	275,208

		3,020,613

France — 0.5%
Alten Ltd.	2,204	51,887
April	2,005	30,491
Arkema SA	10,810	765,297
AXA SA	27,733	360,549
BioMerieux	4,821	344,674
BNP Paribas SA	12,449	489,002
Bouygues SA	6,984	220,055
Cegid Group	897	16,659
Christian Dior SA	7,414	879,048
CNP Assurances SA	111,497	1,382,150
Credit Agricole SA	8,212	46,340
Euler Hermes SA	6,033	357,225
Fonciere des Regions, REIT	3,276	210,302
GDF Suez	7,993	218,485
LVMH Moet Hennessy Louis Vuitton SA	11,851	1,677,991
M6-Metropole Television SA	7,717	115,108
Natixis	41,613	104,699
Nexity SA	7,732	175,275
Plastic Omnium SA	8,949	177,903
Rallye SA	2,333	65,236
Sanofi	8,762	643,556
SCOR SE	19,871	464,467
Societe Generale SA	16,768	373,382
Total SA	17,983	919,341
Valeo SA	4,995	198,533
Vinci SA	8,634	377,252
Vivendi SA	48,268	1,057,005

		11,721,912

Gabon
Total Gabon	888	340,179

Germany — 0.4%
Allianz SE	5,092	487,090
Aurubis AG	13,455	717,461
Axel Springer AG	9,836	422,707
BASF SE	46,255	3,226,146
Bayer AG	7,641	488,533
Bayerische Motoren Werke AG	7,927	531,032
Bechtle AG	2,396	81,247
Deutsche Bank AG	3,498	133,260
Fielmann AG	5,156	490,075
Gerry Weber International AG	4,902	149,537
Hannover Rueckversicherung AG	3,770	187,000
K+S AG	36,697	1,658,525
Rational AG	835	181,773
RWE AG	7,266	255,319
SMA Solar Technology AG(a)	11,157	623,299
Software AG	16,963	626,905
Wacker Chemie AG(a)	14,298	1,150,095

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Germany (continued)
Wincor Nixdorf AG	4,881	$218,134

		11,628,138

Greece — 0.1%
Jumbo SA*	40,000	196,726
OPAP SA	141,647	1,252,118
Safe Bulkers, Inc.	4,600	27,554

		1,476,398

Guernsey — 0.3%
HICL Infrastructure Co. Ltd.	2,708,570	4,955,112
Resolution Ltd.	572,157	2,233,822

		7,188,934

Hong Kong — 1.1%
Apollo Solar Energy Technology Holdings Ltd.*	1,820,000	66,786
ASM Pacific Technology Ltd.	258,000	2,895,051
Cafe de Coral Holdings Ltd.	96,000	220,019
Cathay Pacific Airways Ltd.	382,000	655,144
Champion, REIT	65,000	24,438
Chaoda Modern Agriculture Holdings Ltd.	1,052,000	1,354
Cheung Kong Holdings Ltd.	68,000	809,003
China Glass Holdings Ltd.	246,000	40,543
China Green Holdings Ltd.	492,000	129,864
China Mobile Ltd.	396,500	3,874,842
China Overseas Grand Oceans Group Ltd.	35,000	30,644
China Pharmaceutical Group Ltd.	438,000	96,436
CNOOC Ltd.	2,091,000	3,656,140
Emperor International Holdings	352,000	54,387
First Pacific Co. Ltd.	2,218,000	2,307,501
GCL-Poly Energy Holdings Ltd.	1,342,000	374,957
Great Eagle Holdings Ltd.	191,000	374,789
Guangdong Investment Ltd.	388,000	235,300
GZ1 Real Estate Investment Trust	68,000	30,031
Hong Kong Exchanges and Clearing Ltd.	6,700	107,057
Hongkong Land Holdings Ltd.	24,000	108,960
Hutchison Telecommunications Hong Kong Holdings Ltd.	580,000	223,289
Jardine Matheson Holdings Ltd.	51,200	2,408,960
Kerry Properties Ltd.	360,000	1,191,255
Kingboard Chemical Holdings Ltd.	24,000	71,074
Link (The)	93,500	344,308
Lonking Holdings Ltd.	2,462,000	830,536
New World Development Ltd.	133,000	107,200
Norstar Founders Group Ltd.*	84,000	—
Orient Overseas International Ltd.	71,500	417,496
Pacific Textile Holdings Ltd.	79,000	44,857
Ports Design Ltd.	135,000	204,066
SmarTone Telecommunications Holding Ltd.	1,140,000	1,972,755
Swire Pacific Ltd. (Class A Stock)	88,500	1,068,276
TCL Communication Technology Holdings Ltd.	107,000	48,082
Television Broadcasts Ltd.	17,000	103,095
Texwinca Holdings Ltd.	794,000	881,245
VTech Holdings Ltd.	129,200	1,294,229
Wharf Holdings Ltd. (The)	189,000	854,158
Wheelock & Co. Ltd.	76,000	188,273
Xinyi Glass Holdings Ltd.	1,648,000	946,370
Xtep International Holdings	128,500	40,701

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
YGM Trading Ltd.	9,000	$23,350

		29,356,821

Hungary
OTP Bank PLC	21,304	281,545

Indonesia — 0.3%
AKR Corporindo Tbk PT	2,741,500	914,589
Bank Mandiri Tbk PT	758,000	564,268
Indo Tambangraya Megah Tbk PT	270,500	1,153,000
International Nickel Indonesia Tbk PT	1,733,000	611,591
Perusahaan Gas Negara PT	3,777,500	1,322,698
Tambang Batubara Bukit Asam Tbk PT	596,500	1,141,359
Telekomunikasi Indonesia Tbk PT	2,714,500	2,110,529

		7,818,034

Ireland — 0.1%
Accenture PLC (Class A Stock)	37,900	2,017,417
Anglo Irish Bank Corp. PLC, (ISE)*	2,500	—
Anglo Irish Bank Corp. PLC, (XLON)*	20,646	—
Beazley PLC	436,509	910,411
DCC PLC*	4,770	112,853
Paddy Power PLC	6,531	378,682
Seagate Technology PLC	15,200	249,280
Total Produce PLC	67,493	33,451

		3,702,094

Israel — 0.4%
Bank Hapoalim BM	359,364	1,171,163
Bank Leumi Le-Israel BM	26,908	77,031
Bezeq Israeli Telecommunication Corp. Ltd. (The)	1,108,792	2,031,379
Cellcom Israel Ltd.	68,652	1,148,043
First International Bank of Israel Ltd.*	4,056	36,111
Israel Chemicals Ltd.	346,713	3,593,588
Israel Discount Bank Ltd. (Class A Stock)*	225,240	301,423
Nova Measuring Instruments Ltd.*	8,200	60,434
Osem Investments Ltd.	2,641	38,593
Partner Communications Co. Ltd.	126,990	1,121,617
Teva Pharmaceutical Industries Ltd., ADR	22,600	912,136

		10,491,518

Italy — 0.3%
Autostrada Torino-Milano SpA	8,981	87,003
Banca Generali SpA	13,527	126,052
Banca Monte dei Paschi di Siena SpA	126,844	41,354
Banca Popolare di Milano Scarl	74,394	29,521
Danieli & C Officine Meccaniche SpA	7,527	158,889
DiaSorin SpA	70,145	1,769,399
Enel SpA	47,512	193,332
ENI SpA	42,499	880,617
Intesa Sanpaolo SpA	141,594	237,135
MARR SpA	3,444	28,906
Mediaset SpA	132,050	365,396
Recordati SpA	215,427	1,557,186
Saipem SpA	27,290	1,160,262
Snam Rete Gas SpA	45,153	199,044
Tod’s SpA	5,254	428,738
UniCredit SpA	14,151	117,583

		7,380,417

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan — 2.4%
Aeon Mall Co. Ltd.	52,900	$1,123,017
Aichi Machine Industry Co. Ltd.	15,000	53,203
Alpen Co. Ltd.	5,200	91,542
Aoyama Trading Co. Ltd.	7,100	133,384
Asahi Glass Co. Ltd.	34,000	285,358
Avex Group Holdings, Inc.	13,500	172,937
Bank of Yokohama Ltd. (The)	415,000	1,962,583
Belluna Co. Ltd.	10,150	75,298
Charle Co. Ltd.	10,100	65,610
Chiba Bank Ltd. (The)	34,000	219,098
CMIC Co. Ltd.	3,300	53,421
Cocokara Fine, Inc.	2,300	59,524
Cosmos Pharmaceutical Corp.	3,900	201,410
Create SD Holdings Co. Ltd.	500	10,283
Daiichikosho Co. Ltd.	7,800	147,447
Daiwa House Industry Co. Ltd.	175,000	2,087,177
Daiwa Industries Ltd.	5,000	25,205
Doshisha Co. Ltd.	1,400	40,434
Eisai Co. Ltd.	10,200	422,074
Frontier Real Estate Investment Corp.	13	105,392
Fuyo General Lease Co. Ltd.	1,200	41,252
Gunma Bank Ltd. (The)	175,000	961,738
Gurunavi, Inc.	5,100	54,399
Hachijuni Bank Ltd. (The)	26,000	148,292
Heiwa Corp.	40,600	701,019
Higo Bank Ltd. (The)	49,000	276,926
Hi-Lex Corp.	1,200	18,662
Hoya Corp.	11,800	254,182
Ichigo Real Estate Investment Corp.	45	17,802
Idemitsu Kosan Co. Ltd.	1,800	185,683
Imasen Electric Industrial	1,700	19,016
Inaba Denki Sangyo Co. Ltd.	1,100	30,841
Industrial & Infrastructure Fund Investment Corp.	25	123,262
Infocom Corp.	172	196,871
INPEX Corp.	185	1,165,714
ITC Networks Corp.	7,200	45,742
JGC Corp.	98,000	2,352,917
JSP Corp.	4,100	64,827
Jupiter Telecommunications Co. Ltd.	553	560,400
Kaken Pharmaceutical Co. Ltd.	150,000	1,993,634
Kanematsu Electronics Ltd.	1,000	10,342
Kato Sangyo Co. Ltd.	4,000	77,225
KDDI Corp.	681	4,379,563
Keiyo Bank Ltd. (The)	25,000	123,750
Kenedix Realty Investment Corp., REIT	19	55,294
Kintetsu World Express, Inc.	5,700	165,883
K’s Holdings Corp.	20,700	820,255
Kuraray Co. Ltd.	16,500	234,734
KYORIN Holdings, Inc.	21,000	369,689
Lawson, Inc.	53,600	3,346,083
Maeda Road Construction Co. Ltd.	8,000	83,877
Marubeni Corp.	41,000	249,825
Melco Holdings, Inc.	2,100	56,777
MID Reit, Inc., REIT	40	94,790
Ministop Co. Ltd.	1,200	22,435
Miraca Holdings, Inc.	37,600	1,497,259
Mitsubishi Corp.	14,900	301,020
Mitsubishi UFJ Financial Group, Inc.	441,800	1,876,947
Mitsui Engineering & Shipbuilding Co. Ltd.	79,000	123,165

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Mitsui Knowledge Industry Co. Ltd.	153	$27,948
Mizuho Financial Group, Inc.	1,142,000	1,543,043
Moshi Moshi Hotline, Inc.	16,600	156,360
Musashi Seimitsu Industry Co. Ltd.	6,100	131,875
Namura Shipbuilding Co. Ltd.	4,700	16,853
NEC Fielding Ltd.	4,000	51,553
NEC Mobiling Ltd.	5,500	184,358
Nifty Corp.	28	31,030
Nippo Corp.	9,000	86,059
Nippon Densetsu Kogyo Co. Ltd.	4,000	38,560
Nippon Shokubai Co. Ltd.	31,000	333,078
Nippon Telegraph & Telephone Corp.	5,500	281,181
Nishi-Nippon City Bank Ltd. (The)	122,000	350,292
Nisshin Fudosan Co.	10,000	56,645
Nitori Holdings Co. Ltd.	12,650	1,186,605
Nomura Real Estate Office Fund, Inc., REIT	57	292,887
Nomura Research Institute Ltd.	46,100	1,042,146
NTT DoCoMo, Inc.	1,299	2,388,054
Oracle Corp. Japan	7,300	241,563
ORIX Corp.	2,240	185,090
Orix JREIT, Inc., REIT	32	131,999
Pacific Industrial Co. Ltd.	3,000	14,460
Point, Inc.	23,220	986,480
Press Kogyo Co. Ltd.	15,000	72,301
Riso Kagaku Corp.	4,200	60,078
Rohto Pharmaceutical Co. Ltd.	39,000	501,117
San-In Godo Bank Ltd. (The)	35,000	262,375
Santen Pharmaceutical Co. Ltd.	54,000	2,223,983
Sekisui Jushi Corp.	1,000	10,095
Shimamura Co. Ltd.	26,000	2,658,438
Shizuoka Gas Co. Ltd.	5,000	31,766
Softbank Corp.	82,700	2,435,766
Studio Alice Co. Ltd.	6,800	106,280
Sugi Holdings Co. Ltd.	55,500	1,618,059
Sumitomo Corp.	9,000	121,840
Sumitomo Metal Mining Co. Ltd.	18,000	231,285
Sumitomo Mitsui Financial Group, Inc.	29,500	821,723
Sumitomo Mitsui Trust Holdings, Inc.	204,000	598,987
Sundrug Co. Ltd.	21,300	645,337
T. RAD Co. Ltd.	26,000	86,137
Taihei Kogyo Co. Ltd.	18,000	95,882
Takeda Pharmaceutical Co. Ltd.	29,600	1,299,831
Toagosei Co. Ltd.	82,000	336,651
Tochigi Bank Ltd. (The)	5,000	17,929
Token Corp.	620	21,008
Tokyo Gas Co. Ltd.	112,000	515,110
Tokyu REIT, Inc.	39	195,836
Tomen Electronics Corp.	4,400	53,164
TonenGeneral Sekiyu K.K	82,000	895,959
Toppan Forms Co. Ltd.	29,400	224,215
Toridoll.corp.	5,400	50,513
TS Tech Co. Ltd.	9,400	148,871
Tsuruha Holdings, Inc.	26,000	1,454,203
Unipres Corp.	45,800	1,316,222
Valor Co. Ltd.	25,700	399,674
Yachiyo Bank Ltd. (The)	1,300	30,874
Yamada Denki Co. Ltd.	35,410	2,410,659
Yorozu Corp.	11,500	262,661

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Zappallas, Inc.	118	$119,732

		62,529,169

Luxembourg
Oriflame Cosmetics SA, SDR	25,344	800,602

Malaysia — 0.1%
APM Automotive Holdings Bhd	11,100	15,582
British American Tobacco Malaysia Bhd	19,100	300,780
DiGi.Com Bhd	1,122,000	1,373,300
Petronas Chemicals Group Bhd	168,100	328,776
Petronas Gas Bhd	38,300	183,647
Sarawak Oil Palms Bhd	33,300	58,721
Tradewinds Malaysia Bhd	22,400	70,945
YTL Power International Bhd	1	1

		2,331,752

Mexico — 0.1%
America Movil SAB de CV (Class L Stock), ADR	23,800	537,880
Grupo Mexico SAB de CV (Series B Stock)	928,982	2,442,500
Grupo Modelo SAB de CV (Class C Stock)	49,800	314,045
Industrias Penoles SAB de CV	4,425	195,012
Kimberly-Clark de Mexico SAB de CV
(Class A Stock)	35,400	192,542

		3,681,979

Netherlands — 0.3%
Arcadis NV	16,676	261,153
ASM International NV	51,740	1,524,108
ASML Holding NV	95,625	4,019,183
BE Semiconductor Industries NV	20,935	138,727
Koninklijke Boskalis Westminster NV	14,174	520,805
Koninklijke DSM NV	9,326	432,715
Koninklijke KPN NV	16,382	196,016
Unilever NV, CVA	23,967	824,181

		7,916,888

New Zealand
Air New Zealand Ltd.	28,501	19,967
Nuplex Industries Ltd.	13,058	23,276

		43,243

Norway — 0.5%
Aker Solutions ASA	40,031	421,337
Atea ASA	14,835	148,825
Kvaerner ASA	104,629	170,566
Marine Harvest ASA	557,937	241,241
Olsen (Fred) Energy ASA	75,165	2,526,090
SpareBank 1 SMN	5,984	39,321
SpareBank 1 SR-Bank	3,000	20,415
Statoil ASA	204,881	5,258,322
TGS Nopec Geophysical Co. ASA	65,471	1,450,447
Yara International ASA	54,124	2,171,892

		12,448,456

Philippines — 0.2%
DMCI Holdings, Inc.	1,468,700	1,383,133
Philippine Long Distance Telephone Co., ADR	48,400	2,788,808
Semirara Mining Corp.	217,740	1,099,251

COMMON STOCKS (continued)	Shares	Value (Note 2)

Philippines (continued)
Union Bank of Philippines	17,400	$26,186

		5,297,378

Poland — 0.1%
Asseco Poland SA	18,755	263,596
KGHM Polska Miedz SA	59,085	1,893,706

		2,157,302

Portugal
Banco BPI SA*	85,266	53,081
Banco Comercial Portugues SA (Class R Stock)*	485,924	85,531
Banco Espirito Santo SA	41,304	72,168
Portugal Telecom SGPS SA	30,481	175,552

		386,332

Russia — 0.1%
CTC Media, Inc.	29,600	259,592
Lukoil OAO, ADR	10,536	560,515
NovaTek OAO, GDR	3,647	456,604

		1,276,711

Singapore — 0.5%
Boustead Singapore Ltd.	65,000	40,592
Frasers Commercial Trust, REIT	312,800	178,460
Golden Agri-Resources Ltd.	662,000	364,928
Hong Leong Asia Ltd.	144,000	173,748
Jardine Cycle & Carriage Ltd.	105,000	3,895,455
Keppel Corp. Ltd.	145,000	1,039,667
Lippo-Malls Indonesia Retail Trust, REIT	100,000	26,984
M1 Ltd.	239,000	460,661
Sakari Resources Ltd.	716,000	1,015,720
SembCorp Industries Ltd.	202,000	630,739
SembCorp Marine Ltd.	121,000	356,362
Singapore Airlines Ltd.	15,000	117,497
Singapore Post Ltd.	904,000	651,663
Singapore Telecommunications Ltd.	286,000	681,346
SMRT Corp. Ltd.	450,000	614,086
Starhill Global, REIT	265,000	115,435
StarHub Ltd.	781,000	1,752,215
Swiber Holdings Ltd.*	328,000	135,292
Ums Holdings Ltd.	269,000	78,810
UOL Group Ltd.	374,000	1,153,387
Venture Corp. Ltd.	33,000	157,743

		13,640,790

South Africa — 0.5%
Adcock Ingram Holdings Ltd.	9,086	69,502
African Bank Investments Ltd.	314,235	1,335,174
African Rainbow Minerals Ltd.	66,013	1,398,347
Astral Foods Ltd.	2,532	39,521
AVI Ltd.	29,016	142,770
Capital Property Fund	116,770	127,437
Coronation Fund Managers Ltd.	17,450	49,069
Exxaro Resources Ltd.	22,218	462,385
FirstRand Ltd.	321,445	825,857
Kumba Iron Ore Ltd.	38,819	2,404,383
Lewis Group Ltd.	34,723	344,755
MTN Group Ltd.	129,720	2,309,636
Palabora Mining Co. Ltd.	20,528	352,197
Raubex Group Ltd.	22,026	36,426

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Africa (continued)
Reunert Ltd.	9,484	$74,015
Sanlam Ltd.	199,564	713,210
Sasol Ltd.	29,591	1,413,101
Spar Group Ltd. (The)	26,305	353,849
Woolworths Holdings Ltd.	208,981	1,009,626

		13,461,260

South Korea — 0.5%
Daou Technology, Inc.*	22,160	198,132
Dongbu Insurance Co. Ltd.	2,560	118,667
Dongil Industries Co. Ltd.*	386	19,266
Dongwon Industries Co. Ltd.*	332	48,561
Global & Yuasa Battery Co. Ltd.*	1,830	69,816
Green Cross Holdings Corp.*	3,930	50,490
Halla Climate Control Corp.*	52,470	992,922
Hanil E-Wha Co. Ltd.*	24,280	189,687
Hankook Shell Oil Co. Ltd.	244	43,208
Hyundai Department Store Co. Ltd.*	4,695	664,310
Hyundai Engineering & Construction Co. Ltd.*	11,670	713,167
Hyundai Heavy Industries Co. Ltd.*	12,713	2,836,147
Hyundai Motor Co.	10,451	1,932,346
Inzi Controls Co. Ltd.*	6,720	30,333
Isupetasys Co. Ltd.*	12,420	55,631
Kangwon Land, Inc.*	26,340	621,917
Kia Motors Corp.	28,552	1,653,141
KT&G Corp.	33,236	2,348,447
Kyung Nong Corp.	28,580	74,551
LG Chem Ltd.	2,152	593,108
Nexen Corp.*	300	19,922
Samsung Publishing Co. Ltd.*	16,120	88,576
Sebang Co. Ltd.*	4,060	56,918
Sejong Industrial Co. Ltd.*	15,860	159,013
Simm Tech Co. Ltd.*	11,881	126,339
SK Telecom Co. Ltd., ADR	5,100	69,411
Thinkware Systems Corp.*	3,749	37,913

		13,811,939

Spain — 0.2%
Antena 3 de Television SA	27,810	167,367
Banco Bilbao Vizcaya Argentaria SA	26,581	229,808
Banco Espanol de Credito SA	9,308	44,875
Banco Popular Espanol SA	11,526	52,510
Banco Santander SA	4,991	37,918
Duro Felguera SA	43,140	282,519
Enagas SA	53,071	981,537
Indra Sistemas SA(a)	14,673	186,809
Mapfre SA	65,970	209,612
Prosegur Cia de Seguridad SA	14,577	637,490
Red Electrica Corp. SA	12,133	519,223
Repsol YPF SA	20,731	636,835
Telefonica SA	13,803	239,116
Viscofan SA	17,947	665,710
Vueling Airlines SA*	1	5

		4,891,334

Sweden — 0.3%
Avanza Bank Holding AB	3,414	81,604
Axfood AB	46,504	1,713,648
Billerud AB	35,897	305,138

COMMON STOCKS (continued)	Shares	Value (Note 2)

Sweden (continued)
Boliden AB	46,099	$673,193
Getinge AB (Class B Stock)	47,451	1,202,469
Haldex AB	6,626	24,262
Hennes & Mauritz AB (Class B Stock)	68,500	2,202,694
Intrum Justitia AB	3,992	62,501
SKF AB (Class B Stock)	63,830	1,350,419
TeliaSonera AB	54,367	369,475

		7,985,403

Switzerland — 0.6%
ACE Ltd	51,900	3,639,228
Allied World Assurance Co. Holdings AG	28,000	1,762,040
Baloise Holding AG	4,631	317,509
Ferrexpo PLC	147,188	614,426
Helvetia Holding AG*	1,467	460,731
Meyer Burger Technology AG*(a)	17,921	280,463
Partners Group Holding AG	4,710	821,856
Roche Holding AG	25,180	4,267,706
Swisscom AG	1,502	569,107
UBS AG*	69,464	826,794
Zurich Financial Services AG*	3,114	704,487

		14,264,347

Taiwan — 0.7%
Ability Enterprise Co. Ltd.	73,000	62,684
Accton Technology Corp.	128,000	58,126
AMPOC Far-East Co. Ltd.	99,000	65,882
Asia Polymer Corp.	112,000	113,742
Asia Vital Components Co. Ltd.	258,798	166,669
Asustek Computer, Inc.	30,000	213,514
Audix Corp.	71,000	59,559
Avermedia Technologies, Inc.	55,000	43,231
C Sun Manufacturing Ltd.	85,000	47,161
Chicony Electronics Co. Ltd.	168,445	276,208
China Petrochemical Development Corp.	486,000	432,567
China Steel Chemical Corp.	63,000	240,315
Chipbond Technology Corp.	219,000	213,366
Chong Hong Construction Co.	119,040	197,358
Chun Yuan Steel	9,660	3,717
Compal Electronics, Inc.	261,951	261,268
Coretronic Corp.	199,000	134,730
CTCI Corp.	203,000	276,888
E Ink Holdings, Inc.	522,000	680,967
Elite Advanced Laser Corp.	16,000	21,190
Entire Technology Co. Ltd.	55,000	67,572
Feng Tay Enterprise Co. Ltd.	19,000	16,440
Formosa Chemicals & Fibre Corp.	217,000	572,618
Formosa Plastics Corp.	305,000	813,897
Formosan Rubber Group, Inc.	315,000	187,779
FSP Technology, Inc.	28,279	22,928
Gigabyte Technology Co. Ltd.	387,000	270,960
Gigastorage Corp.	130,000	69,982
Grape King Industrial Co.	21,000	25,592
Himax Technologies, Inc., ADR	13,400	13,467
HTC Corp.	150,875	2,476,465
Icp Electronics, Inc.	148,000	189,161
LITE-ON IT Corp.	304,349	250,282
Lumax International Corp. Ltd.	1,050	2,105
MPI Corp.	53,000	115,701
MStar Semiconductor, Inc.	23,000	120,017

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Nien Hsing Textile Co. Ltd.	173,250	$114,722
Phihong Technology Co. Ltd.	173,626	202,704
Powertech Technology, Inc.	594,275	1,258,068
Quanta Computer, Inc.	152,513	320,852
Radiant Opto-Electronics Corp.	115,020	328,585
Raydium Semiconductor Corp.	9,000	18,726
Richtek Technology Corp.	72,000	298,425
Sigurd Microelectronics Corp.	294,000	187,883
Silitech Technology Corp.	101,360	229,641
Simplo Technology Co. Ltd.	118,970	695,455
Sincere Navigation	215,000	180,356
Sino-American Silicon Products, Inc.	109,200	168,061
Sirtec International Co. Ltd.	84,000	92,242
Soft-World International Corp.	57,285	101,595
Taiwan Prosperity Chemical Corp.	258,000	567,482
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	85,100	1,098,641
Taiwan Surface Mounting Technology Co. Ltd.	122,300	241,134
Test Research, Inc.	112,290	104,209
Thye Ming Industrial Co. Ltd.	111,000	99,896
Topco Scientific Co. Ltd.	141,740	199,884
Tripod Technology Corp.	323,100	778,966
TSRC Corp.	418,900	1,027,916
Ttet Union Corp.	66,000	103,101
Weikeng Industrial Co. Ltd.	90,300	60,093
Wistron Corp.	190,168	240,858
WT Microelectronics Co. Ltd.	63,000	81,353
Yulon Nissan Motor Co. Ltd.	50,000	213,845
Zeng Hsing Industrial Co. Ltd.	24,000	73,794

		17,872,595

Thailand — 0.2%
Advanced Info Service PCL, NVDR	444,000	1,977,242
Bangkok Expressway PCL, NVDR	98,600	56,879
Banpu PCL, NVDR	44,600	771,842
BEC World PCL, NVDR	317,400	452,710
Delta Electronics Thai PCL, NVDR	297,100	204,345
Electricity Generating PCL, NVDR	16,000	48,811
Hana Microelectronics PCL, NVDR	69,900	41,874
Lanna Resources PCL, NVDR	289,800	212,183
Major Cineplex Group PCL, NVDR	420,000	190,364
Property Perfect PCL, NVDR	1,365,000	29,853
PTT Exploration & Production PCL, NVDR	232,000	1,239,049
SC Asset Corp. PCL	228,600	89,121

		5,314,273

Turkey — 0.1%
Bagfas Bandirma Gubre Fabrik	2,147	172,894
Ford Otomotiv Sanayi A/S	97,832	790,405
Gubre Fabrikalari TAS*	38,596	231,321
Koza Anadolu Metal Madencilik Isletmeleri A/S*	58,346	81,338
Pinar SUT Mamulleri Sanayii A/S	11,981	98,695
Turk Telekomunikasyon A/S	260,235	964,673
Turk Traktor ve Ziraat Makineleri A/S	50,498	901,298
Turkiye Sinai Kalkinma Bankasi A/S	537,273	519,187

		3,759,811

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom — 3.3%
Abcam PLC	31,020	$175,834
Aberdeen Asset Management PLC	412,306	1,357,449
Aero Inventory PLC*	16,478	—
AMEC PLC	154,598	2,178,806
Anglo American PLC	39,744	1,468,365
Antofagasta PLC	187,048	3,529,372
Ashmore Group PLC	180,197	934,678
AstraZeneca PLC	143,170	6,614,653
BAE Systems PLC	147,900	654,837
Balfour Beatty PLC	54,150	222,682
Barclays PLC	161,297	440,992
BG Group PLC	30,579	653,684
BHP Billiton PLC	127,805	3,726,455
Brewin Dolphin Holdings PLC	19,801	42,128
British American Tobacco PLC	70,661	3,352,974
Brown (N) Group PLC	43,784	158,363
Cairn Energy PLC*	390,856	1,610,357
Capita Group PLC (The)	87,075	849,898
Carillion PLC	41,188	192,405
Cineworld Group PLC	3,661	11,669
Cobham PLC	256,316	730,034
Compass Group PLC	229,428	2,176,986
Cranswick PLC	5,668	65,308
Dairy Crest Group PLC	9,832	51,304
DHT Holdings, Inc.	27,300	20,202
Domino Printing Sciences PLC	6,980	55,500
Drax Group PLC	132,226	1,119,132
Electrocomponents PLC	155,370	454,104
Eurasian Natural Resources Corp. PLC	142,538	1,406,741
FirstGroup PLC	35,803	187,933
Game Group PLC	54,028	6,293
Gem Diamonds Ltd.*	11,156	33,645
Greggs PLC	12,210	95,948
Gulfsands Petroleum PLC*	63,074	181,213
Halfords Group PLC	237,497	1,065,919
Halma PLC	242,133	1,242,402
Highland Gold Mining Ltd.	101,401	296,052
Hill & Smith Holdings PLC	13,315	51,695
Home Retail Group PLC	88,929	115,180
HSBC Holdings PLC, (XHKG)	40,400	306,904
HSBC Holdings PLC, (XLON)	456,394	3,480,437
ICAP PLC	99,892	538,150
IMI PLC	99,316	1,172,198
Inmarsat PLC	88,325	555,118
International Personal Finance PLC	25,858	68,870
Interserve PLC	54,950	273,675
Investec PLC	21,070	110,926
J. Sainsbury PLC	48,715	229,155
Jardine Lloyd Thompson Group PLC	11,706	125,346
Keller Group PLC	12,023	49,760
Legal & General Group PLC	1,078,170	1,721,268
Lloyds Banking Group PLC*	264,194	106,286
Marks & Spencer Group PLC	149,750	723,261
Micro Focus International PLC	75,655	453,751
Mitie Group PLC	210,481	794,305
Mondi PLC	71,854	507,727
Next PLC	68,578	2,914,927
Petrofac Ltd.	75,662	1,693,206
Playtech Ltd.	9,000	39,415
Premier Farnell PLC	273,538	764,642

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Prudential PLC	398,366	$3,950,129
Reckitt Benckiser Group PLC	94,796	4,681,502
Restaurant Group PLC	14,471	66,948
Rio Tinto PLC	59,359	2,880,744
Robert Wiseman Dairies PLC	2,066	8,238
Royal Dutch Shell PLC (Class A Stock), (XEQT)	32,268	1,175,622
Royal Dutch Shell PLC (Class A Stock), (XLON)	46,977	1,729,756
Sage Group PLC (The)	265,162	1,211,496
Smith & Nephew PLC	161,755	1,571,278
Spirax-Sarco Engineering PLC	18,446	536,547
SSE PLC	25,824	517,747
St James’s Place PLC	27,989	141,049
Standard Chartered PLC	129,522	2,834,149
Standard Life PLC	99,161	317,693
Tesco PLC	538,994	3,377,083
Unilever PLC	79,676	2,676,407
Valiant Petroleum PLC*	4,668	31,843
Vedanta Resources PLC	20,542	323,800
Weir Group PLC (The)	10,275	324,245
WH Smith PLC	106,955	882,821
WM Morrison Supermarkets PLC	616,017	3,120,648

		86,520,264

United States — 15.6%
3M Co.	35,400	2,893,242
Abbott Laboratories	87,800	4,936,994
ABM Industries, Inc.	5,600	115,472
Advance Auto Parts, Inc.(a)	31,400	2,186,382
Aeropostale, Inc.*(a)	81,250	1,239,062
Aetna, Inc.	87,600	3,695,844
Aflac, Inc.	92,400	3,997,224
Alliance Resource Partners LP(a)	33,800	2,554,604
Allstate Corp. (The)	100	2,741
Almost Family, Inc.*	6,700	111,086
Altera Corp.	26,300	975,730
Amedisys, Inc.*	12,500	136,375
American Financial Group, Inc.	17,100	630,819
AMERIGROUP Corp.*(a)	31,700	1,872,836
AmerisourceBergen Corp.	100,600	3,741,314
AmSurg Corp.*(a)	18,400	479,136
AmTrust Financial Services, Inc.	31,500	748,125
Analog Devices, Inc.	69,500	2,486,710
Annaly Capital Management, Inc., REIT	13,200	210,672
Aon Corp.	41,700	1,951,560
Apache Corp.	45,600	4,130,448
Apollo Group, Inc. (Class A Stock)*	47,200	2,542,664
Apple, Inc.*	12,200	4,941,000
Applied Materials, Inc.	106,600	1,141,686
Aqua America, Inc.	29,500	650,475
Arlington Asset Investment Corp. (Class A Stock)	2,600	55,458
Arrow Electronics, Inc.*	15,600	583,596
Ascena Retail Group, Inc.*(a)	29,800	885,656
AT&T, Inc.	24,700	746,928
Atwood Oceanics, Inc.*(a)	27,600	1,098,204
Avnet, Inc.*	16,100	500,549
Avon Products, Inc.	177,700	3,104,419
Ball Corp.	9,800	349,958

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Bank of Hawaii Corp.(a)	18,700	$831,963
Bank of New York Mellon Corp. (The)	110,200	2,194,082
Baxter International, Inc.	95,900	4,745,132
Becton, Dickinson and Co.	53,400	3,990,048
Best Buy Co., Inc.	91,400	2,136,018
BGC Partners, Inc. (Class A Stock)	85,900	510,246
BMC Software, Inc.*	65,600	2,150,368
BP Prudhoe Bay Royalty Trust(a)	11,900	1,356,124
Bridgepoint Education, Inc.*(a)	46,700	1,074,100
Bristol-Myers Squibb Co.	100,800	3,552,192
Broadridge Financial Solutions, Inc.	8,700	196,185
Buckle, Inc. (The)(a)	32,400	1,324,188
C.R. Bard, Inc.	35,400	3,026,700
CA, Inc.	169,000	3,416,335
CACI International, Inc. (Class A Stock)*(a)	20,100	1,123,992
Calamos Asset Management, Inc. (Class A Stock)	10,900	136,359
Campbell Soup Co.(a)	98,800	3,284,112
Capella Education Co.*	6,300	227,115
Capital One Financial Corp.	20,800	879,632
Capstead Mortgage Corp.	22,600	281,144
Cardinal Health, Inc.	17,700	718,797
Career Education Corp.*	80,600	642,382
Cash America International, Inc.(a)	10,700	498,941
Cato Corp. (The) (Class A Stock)	14,600	353,320
CEC Entertainment, Inc.	5,600	192,920
Centene Corp.*	8,500	336,515
CF Industries Holdings, Inc.	22,400	3,247,552
Chemed Corp.	14,400	737,424
Chesapeake Energy Corp.(a)	26,400	588,456
Chevron Corp.	48,151	5,123,266
CIGNA Corp.	77,100	3,238,200
Citigroup, Inc.	111,770	2,940,669
Cliffs Natural Resources, Inc.	55,800	3,479,130
CNO Financial Group, Inc.*	163,600	1,032,316
Coca-Cola Co. (The)	61,100	4,275,167
Coinstar, Inc.*(a)	10,700	488,348
Colgate-Palmolive Co.	41,700	3,852,663
Commerce Bancshares, Inc.	42,030	1,602,184
ConocoPhillips	15,100	1,100,337
Consolidated Communications Holdings, Inc	11,900	226,695
CSX Corp.	128,000	2,695,680
Cubic Corp.	6,000	261,540
Cullen/Frost Bankers, Inc.(a)	15,500	820,105
Cummins, Inc.	28,800	2,534,976
CVR Energy, Inc.*	20,500	383,965
Darden Restaurants, Inc.	35,900	1,636,322
Dell, Inc.*	214,700	3,141,061
Delphi Financial Group, Inc. (Class A Stock)	28,600	1,266,980
Devon Energy Corp.	14,500	899,000
DeVry, Inc.	47,000	1,807,620
Diamond Offshore Drilling, Inc.(a)	56,000	3,094,560
DIRECTV (Class A Stock)*	5,500	235,180
Discover Financial Services	74,500	1,788,000
Dover Corp.	20,700	1,201,635
DTE Energy Co.	5,600	304,920
Eli Lilly & Co.	153,400	6,375,304
Emerson Electric Co.	43,900	2,045,301
Endo Pharmaceuticals Holdings, Inc.*	4,500	155,385

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Energen Corp.	4,700	$235,000
Ensign Group, Inc. (The)	4,100	100,450
Entergy Corp.	6,000	438,300
Erie Indemnity Co. (Class A Stock)	13,200	1,031,712
Exelon Corp.	7,798	338,199
Express Scripts, Inc.*(a)	33,100	1,479,239
Express, Inc.*	35,200	701,888
Exxon Mobil Corp.	62,600	5,305,976
EZCORP, Inc. (Class A Stock)*	8,800	232,056
FBL Financial Group, Inc. (Class A Stock)	10,100	343,602
First Defiance Financial Corp.	1,500	21,885
FirstMerit Corp.(a)	27,000	408,510
Five Star Quality Care, Inc.*	24,000	72,000
Forest Laboratories, Inc.*	39,200	1,186,192
Franklin Resources, Inc.	15,600	1,498,536
Freeport-McMoRan Copper & Gold, Inc.	98,000	3,605,420
GameStop Corp. (Class A Stock)*(a)	18,900	456,057
Gap, Inc. (The)	70,200	1,302,210
General Dynamics Corp.	59,800	3,971,318
General Mills, Inc.	60,000	2,424,600
Gilead Sciences, Inc.*	95,300	3,900,629
Goldman Sachs Group, Inc. (The)	33,100	2,993,233
Google, Inc. (Class A Stock)*	500	322,950
Graco, Inc.	18,300	748,287
Great Southern Bancorp, Inc.	1,600	37,744
GT Advanced Technologies, Inc.*	42,500	307,700
Guess?, Inc.	50,500	1,505,910
H.J. Heinz Co.	57,500	3,107,300
Halliburton Co.	35,600	1,228,556
Harris Corp.(a)	82,100	2,958,884
Hartford Financial Services Group, Inc. (The)	9,000	146,250
HCC Insurance Holdings, Inc.	47,000	1,292,500
Healthcare Services Group, Inc.	12,900	228,201
Helmerich & Payne, Inc.(a)	23,400	1,365,624
Henry Schein, Inc.*	17,700	1,140,411
Hewlett-Packard Co.	92,500	2,382,800
hhgregg, Inc.*(a)	16,100	232,645
HickoryTech Corp.	1,500	16,620
Hillenbrand, Inc.	11,700	261,144
Hollyfrontier Corp.	10,500	245,700
Horace Mann Educators Corp.	18,500	253,635
Hormel Foods Corp.	104,100	3,049,089
Hudson City Bancorp, Inc.	121,300	758,125
Humana, Inc.	23,600	2,067,596
Huntington Bancshares, Inc.	449,300	2,466,657
Ingles Markets, Inc. (Class A Stock)	1,900	28,614
Integrated Silicon Solution, Inc.*	4,900	44,786
Intel Corp.	189,400	4,592,950
International Business Machines Corp.	23,700	4,357,956
Intersections, Inc.	7,200	79,848
ITT Educational Services, Inc.*(a)	25,700	1,462,073
j2 Global, Inc.	41,600	1,170,624
Johnson & Johnson	86,000	5,639,880
JPMorgan Chase & Co.	112,200	3,730,650
Kemet Corp.*	17,700	124,785
KeyCorp.	232,400	1,787,156
Kimberly-Clark Corp.	9,800	720,888
Kindred Healthcare, Inc.*	14,300	168,311
KLA-Tencor Corp.	66,400	3,203,800

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Kohl’s Corp.	11,600	$572,460
Kroger Co. (The)	40,700	985,754
Kulicke & Soffa Industries, Inc.*	40,500	374,625
L-3 Communications Holdings, Inc.	11,700	780,156
Laboratory Corp. of America Holdings*	34,200	2,940,174
Lam Research Corp.*	23,000	851,460
Lender Processing Services, Inc.	12,000	180,840
Lexmark International, Inc. (Class A Stock)	15,000	496,050
Life Partners Holdings, Inc.(a)	21,000	135,660
Limited Brands, Inc.(a)	54,800	2,211,180
Lincare Holdings, Inc.(a)	102,500	2,635,275
Lincoln Educational Services Corp.	20,800	164,320
Lincoln National Corp.	28,200	547,644
Linear Technology Corp.	56,800	1,705,704
Littelfuse, Inc.	21,000	902,580
Lockheed Martin Corp.(a)	51,000	4,125,900
Lorillard, Inc.	52,753	6,013,842
Lumos Networks Corp.	5,950	91,273
Magellan Health Services, Inc.*	8,000	395,760
Main Street Capital Corp.(a)	10,700	227,268
Mantech International Corp. (Class A Stock)(a)	34,400	1,074,656
Marathon Oil Corp.	44,100	1,290,807
Marsh & McLennan Cos., Inc.	41,500	1,312,230
Mattel, Inc.(a)	97,400	2,703,824
Maxim Integrated Products, Inc.	84,500	2,200,380
McCormick & Co., Inc.	61,700	3,110,914
McDonald’s Corp.	7,800	782,574
McGraw-Hill Cos., Inc. (The)	57,700	2,594,769
Meadowbrook Insurance Group, Inc.	9,200	98,256
MEDNAX, Inc.*(a)	20,900	1,505,009
Medtronic, Inc.	99,800	3,817,350
Merck & Co., Inc.	11,600	437,320
Microchip Technology, Inc.(a)	47,800	1,750,914
Microsoft Corp.	212,400	5,513,904
Miller Industries, Inc.	5,000	78,650
Molina Healthcare, Inc.*(a)	17,200	384,076
Morgan Stanley.	64,200	971,346
Mosaic Co. (The)	41,200	2,077,716
Murphy Oil Corp.	46,800	2,608,632
NACCO Industries, Inc. (Class A Stock)	1,300	115,986
Nash Finch Co.	3,100	90,768
Natural Resource Partners LP(a)	9,100	246,701
NeuStar, Inc. (Class A Stock)*	12,800	437,376
NewMarket Corp.(a)	6,000	1,188,660
Newmont Mining Corp.	28,100	1,686,281
Northern Trust Corp.	44,200	1,752,972
Northrop Grumman Corp.	14,100	824,568
Novellus Systems, Inc.*	7,400	305,546
NTELOS Holdings Corp.	5,950	121,261
Occidental Petroleum Corp.	33,000	3,092,100
Oceaneering International, Inc.(a)	13,600	627,368
Oil States International, Inc.*	7,300	557,501
Omega Protein Corp.*	18,600	132,618
Oracle Corp.	121,400	3,113,910
Parker Hannifin Corp.	28,900	2,203,625
Patterson Cos., Inc.(a)	69,000	2,036,880
Patterson-UTI Energy, Inc.	33,300	665,334
Paychex, Inc.	54,100	1,628,951
Peabody Energy Corp.	66,000	2,185,260

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
PepsiCo, Inc.	42,400	$2,813,240
PetSmart, Inc.	26,600	1,364,314
Pfizer, Inc.	57,100	1,235,644
Philip Morris International, Inc.	27,800	2,181,744
Plains All American Pipeline LP	3,500	257,075
PNC Financial Services Group, Inc.	65,300	3,765,851
Portfolio Recovery Associates, Inc.*	7,100	479,392
Portland General Electric Co.	12,700	321,183
PPG Industries, Inc.	3,900	325,611
PPL Corp.	13,000	382,460
Primerica, Inc	29,400	683,256
ProAssurance Corp.	6,800	542,776
Protective Life Corp.	12,100	272,976
PS Business Parks, Inc., REIT	12,600	698,418
PSS World Medical, Inc.*(a)	53,700	1,299,003
Public Service Enterprise Group, Inc.	24,400	805,444
QLogic Corp.*	86,200	1,293,000
Raytheon Co.	12,500	604,750
Renasant Corp.	17,600	264,000
Rent-A-Center, Inc.	7,300	270,100
Republic Bancorp, Inc. (Class A Stock)	10,300	235,870
RLI Corp.	15,700	1,143,902
Rockwell Collins, Inc.(a)	41,800	2,314,466
Ross Stores, Inc.	13,600	646,408
RPC, Inc.(a)	67,300	1,228,225
RR Donnelley & Sons Co.(a)	8,700	125,541
Ruddick Corp.	45,600	1,944,384
SAIC, Inc.*(a)	48,000	589,920
Seaboard Corp.*(a)	248	504,928
Spartan Stores, Inc.	20,900	386,650
St. Jude Medical, Inc.	105,100	3,604,930
StanCorp Financial Group, Inc.	14,900	547,575
Standard Motor Products, Inc.	6,500	130,325
State Street Corp.	40,500	1,632,555
Strayer Education, Inc.(a)	12,900	1,253,751
Stryker Corp.	59,400	2,952,774
Superior Energy Services, Inc.*(a)	11,900	338,436
Superior Industries International, Inc.	11,500	190,210
SYNNEX Corp.*	11,400	347,244
Syntel, Inc.	8,500	397,545
TD Ameritrade Holding Corp.	84,000	1,314,600
Tech Data Corp.*	6,400	316,224
Teradyne, Inc.*(a)	30,600	417,078
Texas Instruments, Inc.	32,000	931,520
TJX Cos., Inc. (The)	10,300	664,865
Travelers Cos., Inc. (The)	1,000	59,170
Trustmark Corp.(a)	41,200	1,000,748
Tupperware Brands Corp.	33,700	1,886,189
Tutor Perini Corp.*	8,000	98,720
UGI Corp.	14,600	429,240
Ultra Clean Holdings*	8,300	50,713
Union Pacific Corp.	20,800	2,203,552
United Online, Inc.	14,800	80,512
United Parcel Service, Inc. (Class B Stock)	20,100	1,471,119
United Technologies Corp.	38,500	2,813,965
UnitedHealth Group, Inc.	85,300	4,323,004
Unitil Corp.	2,500	70,950
Universal Corp.(a)	7,200	330,912
Universal Health Services, Inc. (Class B Stock)	14,100	547,926

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Universal Insurance Holdings, Inc.	5,600	$20,048
Univest Corp. of Pennsylvania	3,900	57,096
Unum Group	34,500	726,915
USA Mobility, Inc.	15,900	220,533
USANA Health Sciences, Inc.*(a)	4,400	133,628
VAALCO Energy, Inc.*	62,600	378,104
Valero Energy Corp.	19,300	406,265
Varian Medical Systems, Inc.*(a)	8,800	590,744
Vector Group Ltd.(a)	27,100	481,296
Vectren Corp.	4,100	123,943
Verizon Communications, Inc.	28,400	1,139,408
Vishay Intertechnology, Inc.*	38,100	342,519
Waddell & Reed Financial, Inc. (Class A Stock)	38,600	956,122
Walgreen Co.(a)	163,700	5,411,922
Wal-Mart Stores, Inc.	88,500	5,288,760
WellCare Health Plans, Inc.*	4,500	236,250
WellPoint, Inc.	13,300	881,125
Wells Fargo & Co.	95,200	2,623,712
Xilinx, Inc.	49,500	1,586,970

		407,396,642

TOTAL COMMON STOCKS (cost $939,499,270)		884,679,042

EXCHANGE TRADED FUNDS — 9.9%
iShares Dow Jones US Real Estate Index Fund(a)	350,648	19,913,300
iShares Gold Trust*(a)	5,807,284	88,444,935
iShares iBoxx Investment Grade Corporate Bond Fund(a)	329,323	37,463,784
iShares S&P 500 Index Fund(a)	608,881	76,694,651
SPDR Barclays Capital High Yield Bond(a)	721,867	27,755,786
SPDR Gold Trust*	49,678	7,550,559

TOTAL EXCHANGE TRADED FUNDS (cost $257,682,018)		257,823,015

PREFERRED STOCKS — 0.2%
Brazil — 0.1%
AES Tiete SA, (PRFC)	49,600	714,782
Bradespar SA, (PRFC)	22,100	375,472
Cia de Bebidas das Americas, (PRFC)	21,000	757,890
Randon Participacoes SA, (PRFC)	43,400	198,240
Vale SA, (PRFC)(a)	41,800	861,080

		2,907,464

Germany — 0.1%
Fuchs Petrolub AG, (PRFC)	17,938	785,172
Hugo Boss AG, (PRFC)	3,177	233,963
Volkswagen AG, (PRFC)	2,888	432,649

		1,451,784

TOTAL PREFERRED STOCKS (cost $4,705,385)		4,359,248

UNAFFILIATED MUTUAL FUNDS — 14.0%
Credit Suisse Commodity Return Strategy Fund (Common Shares)	7,575,094	61,964,266
Goldman Sachs Small Cap Value Fund (Institutional Shares)	1,878,987	76,700,235
Heartland Value Plus Fund (Retail Shares)	378,581	10,494,257

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Heartland Value Plus Fund (Institutional Shares)	1,907,975	$52,831,834
PIMCO Emerging Local Bond Fund (Institutional Shares)*	7,511,607	75,491,648
PIMCO Emerging Markets Bond Fund United States (Institutional Shares)*	7,799,344	87,742,623

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $373,230,394)		365,224,863

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
Business Mortgage Finance PLC (United Kingdom),
Series 1, Class M
3.774%	(c)	07/20/36	AA2	GBP	318	464,901
Geldilux (Luxembourg),
Series 2007-TS, Class A
1.656%	(c)	09/08/14	A(d)	EUR	2,800	3,586,207
Lambda Finance BV (Netherlands),
Series 2005-1A, Class A3, 144A
0.687%	(c)	11/15/29	Aaa		$615	605,228
Series 2005-1X, Class A2
1.704%	(c)	11/15/29	AAA(d)	EUR	859	1,093,353
Series 2007-1A, Class A3, 144A
0.713%	(c)	09/20/31	Aaa		2,459	2,319,940
Series 2007-1X, Class A3
0.713%	(c)	09/20/31	AAA(d)		508	488,564
Paragon Personal and Auto Finance (United Kingdom),
Series 3, Class C1
2.167%	(c)	04/15/36	A(d)	GBP	2,397	3,180,643
Sherwood Castle Funding PLC (United Kingdom),
Series 2004-1, Class A
1.636%	(c)	03/15/16	AAA(d)	EUR	3,500	4,357,512
Stichting DFM Vehicle Loans Securitisation 2005 (Netherlands),
Series 2005-1, Class B1
1.329%	(c)	08/18/18	Aaa	EUR	2,000	2,519,570

TOTAL ASSET-BACKED SECURITIES (cost $20,062,664)						18,615,918

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
Deco Series (Ireland),
Series 2007-E6X, Class A3
1.798%	(c)	04/27/18	A+(d)	EUR	3,362	3,135,260
Epic PLC (Ireland),
Series CULZ, Class A
1.154%	(c)	10/20/19	Aaa	GBP	2,445	3,702,199
Opera Finance PLC (Ireland),
Series GER3, Class B
1.815%	(c)	01/25/22	A+(d)	EUR	1,500	1,436,614
Quality Parking BV (Netherlands),
Series 2007-1, Class A
1.757%	(c)	10/04/16	AAA(d)	EUR	3,500	4,099,528
Quokka Finance PLC (Ireland),
Series 2006-1, Class A
1.677%	(c)	09/01/16	Aa1	EUR	2,951	3,246,671
Real Estate Capital PLC (United Kingdom),
Series 3, Class A
1.167%	(c)	07/15/16	AA-(d)	GBP	2,429	3,357,265

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Titan Europe PLC (United Kingdom),
Series 2006-4FSX, Class A1
4.859%	(c)	09/03/14	A-(d)	GBP	2,374	$3,400,568

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $25,786,198)						22,378,105

CORPORATE BONDS — 18.7%
Australia — 0.4%
Commonwealth Bank of Australia,
Gov’t. Liquid Gtd. Notes, 144A
2.400%		01/12/12	Aaa		$4,500	4,501,840
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
6.375%		02/01/16(a)	B1		530	514,100
7.000%		11/01/15	B1		600	606,000
Sr. Notes, 144A
8.250%		11/01/19(a)	B1		720	732,600
Rio Tinto Finance USA Ltd.,
Gtd. Notes
7.125%		07/15/28	A3		825	1,124,411
9.000%		05/01/19	A3		595	812,039
Westpac Banking Corp.,
Sr. Unsec’d. Notes
2.250%		11/19/12(a)	Aa2		1,070	1,080,637

						9,371,627

Austria
PE Paper Escrow GmbH,
Sr. Sec’d. Notes, 144A
12.000%		08/01/14	Ba2		210	223,650
Sappi Papier Holding GmbH,
Sr. Sec’d. Notes, 144A
6.625%		04/15/21(a)	Ba2		1,100	943,250

						1,166,900

Belgium — 0.1%
Delhaize Group SA,
Gtd. Notes
5.700%		10/01/40	Baa3		2,003	2,056,222

Bermuda — 0.1%
Digicel Group Ltd.,
Sr. Unsec’d. Notes, 144A
10.500%		04/15/18	Caa1		650	653,250
Digicel Ltd.,
Sr. Unsec’d. Notes, 144A
8.250%		09/01/17	B1		500	502,500
Petroplus Finance Ltd.,
Sr. Sec’d. Notes, 144A
9.375%		09/15/19(a)	Caa3		850	429,250
Weatherford International Ltd.,
Gtd. Notes
7.000%		03/15/38	Baa2		960	1,092,271

						2,677,271

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
Brazil
Centrais Eletricas Brasileiras SA,
Sr. Unsec’d. Notes, 144A
5.750%		10/27/21	Baa2	$660	$685,740

Canada — 0.9%
Agrium, Inc.,
Sr. Unsec’d. Notes
6.125%		01/15/41	Baa2	835	1,035,693
Air Canada,
Sr. Sec’d. Notes, 144A
9.250%		08/01/15(a)	B1	730	638,750
Bank of Nova Scotia,
Covered Bonds
0.705%	(c)	10/18/12	Aa1	4,465	4,472,256
Barrick Gold Corp.,
Sr. Unsec’d. Notes
1.750%		05/30/14	Baa1	1,050	1,060,352
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%		03/15/20(a)	Ba2	1,025	1,117,250
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A
2.600%		07/02/15(a)	Aaa	3,325	3,438,885
Fairfax Financial Holdings Ltd.,
Sr. Notes, 144A
5.800%		05/15/21	Baa3	2,395	2,282,907
Precision Drilling Corp.,
Gtd. Notes
6.625%		11/15/20	Ba2	210	214,725
Royal Bank of Canada,
Covered Bonds, 144A
3.125%		04/14/15(a)	Aaa	6,645	6,972,060
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.850%		06/01/39	Baa2	695	882,365
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
6.250%		02/01/38	Baa2	250	300,879
Total Capital Canada Ltd.,
Gtd. Notes
1.625%		01/28/14	Aa1	1,145	1,164,271
Xstrata Canada Financial Corp.,
Gtd. Notes, 144A
4.950%		11/15/21	Baa2	480	490,380
6.000%		11/15/41	Baa2	345	354,009

					24,424,782

Cayman Islands — 0.2%
Offshore Group Investments Ltd.,
Sr. Sec’d. Notes
11.500%		08/01/15(a)	B3	705	762,281
Seagate HDD Cayman,
Gtd. Notes, 144A
7.000%		11/01/21	Ba1	350	358,750
7.750%		12/15/18(a)	Ba1	785	835,044
UPCB Finance V Ltd.,
Sr. Sec’d. Notes, 144A
7.250%		11/15/21(a)	Ba3	150	151,875

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
Cayman Islands (continued)
Vale Overseas Ltd.,
Gtd. Notes
6.875%	11/10/39(a)	Baa2	$2,020	$2,313,708
Xl Group Ltd.,
Gtd. Notes
5.750%	10/01/21	Baa2	1,170	1,234,791

				5,656,449

Curacao — 0.1%
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
2.400%	11/10/16	A3	2,510	2,552,891

Denmark — 0.2%
Danske Bank A/S,
Gov’t. Liquid Gtd. Notes, 144A
2.500%	05/10/12(a)	Aaa	1,605	1,615,097
Sr. Unsec’d. Notes, 144A
3.875%	04/14/16	A2	3,370	3,128,334

				4,743,431

France — 0.2%
EDF SA,
Sr. Unsec’d. Notes, 144A
6.500%	01/26/19	Aa3	1,230	1,391,410
Total Capital SA,
Gtd. Notes
2.300%	03/15/16(a)	Aa1	1,170	1,200,800
Vivendi SA,
Sr. Unsec’d. Notes, 144A
5.750%	04/04/13	Baa2	2,705	2,826,046

				5,418,256

Germany — 0.1%
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes, MTN
2.750%	09/08/20(a)	Aaa	3,035	3,140,651

Ireland — 0.1%
Willis Group Holdings PLC,
Gtd. Notes
5.750%	03/15/21	Baa3	1,915	2,030,857
XL Group PLC,
Sr. Unsec’d. Notes
5.250%	09/15/14	Baa2	545	576,346

				2,607,203

Liberia
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
11.875%	07/15/15(a)	Ba2	745	879,100

Luxembourg — 0.3%
ArcelorMittal,
Sr. Unsec’d. Notes
6.125%	06/01/18(a)	Baa3	1,495	1,476,405

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
Luxembourg (continued)
Intelsat Luxembourg SA,
Gtd. Notes
11.250%	02/04/17(a)	Caa3	$1,165	$1,127,137
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	495	477,675
Gtd. Notes, PIK, 144A
11.500%	02/04/17	Caa3	470	453,550
Telecom Italia Capital SA,
Gtd. Notes
6.175%	06/18/14	Baa2	925	889,725
6.999%	06/04/18	Baa2	2,050	1,916,537
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A
7.250%	02/15/18	Ba3	450	409,500
Wind Acquisition Holdings Finance SA,
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	Caa1	1,061	777,366

				7,527,895

Mexico — 0.2%
America Movil SAB de CV,
Gtd. Notes
2.375%	09/08/16	A2	1,195	1,191,671
Comision Federal de Electricidad,
Sr. Unsec’d. Notes, 144A
4.875%	05/26/21	Baa1	1,600	1,648,000
Kansas City Southern de Mexico SA de CV,
Sr. Unsec’d. Notes
6.625%	12/15/20	Ba2	1,000	1,060,000

				3,899,671

Netherlands — 0.6%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Sr. Unsec’d. Notes, 144A
4.200%	05/13/14	Aaa	675	707,243
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30	Baa1	2,065	2,880,489
ING Bank NV,
Sr. Unsec’d. Notes, 144A
4.000%	03/15/16	Aa3	1,090	1,053,205
LyondellBasell Industries NV,
Gtd. Notes, 144A
6.000%	11/15/21(a)	Ba2	120	124,500
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, 144A
1.375%	05/16/14(a)	Aaa	8,600	8,580,383
Shell International Finance BV,
Gtd. Notes
5.500%	03/25/40	Aa1	1,445	1,805,608
UPC Holding BV,
Sec’d. Notes, 144A
9.875%	04/15/18	B2	1,000	1,066,250

				16,217,678

Supra National Bank — 0.2%
European Investment Bank,
Sr. Unsec’d. Notes
4.875%	02/15/36	Aaa	3,810	4,158,398

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
Supra National Bank (continued)
Inter-American Development Bank,
Sr. Unsec’d. Notes
4.750%	10/19/12	Aaa	$1,100	$1,135,043
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, MTN
5.500%	11/25/13	Aaa	900	982,620

				6,276,061

Sweden — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
2.500%	11/13/12	Aa2	2,225	2,239,756

United Kingdom — 0.9%
Barclays Bank PLC,
Sub. Notes, 144A
6.050%	12/04/17	Baa1	2,985	2,699,210
BAT International Finance PLC,
Gtd. Notes, 144A
9.500%	11/15/18	Baa1	1,645	2,233,713
HSBC Bank PLC,
Sr. Notes, 144A
3.500%	06/28/15	Aa2	875	882,065
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.875%	01/14/22(a)	Aa2	3,745	3,958,064
Royal Bank of Scotland PLC (The),
Gov’t. Liquid Gtd. Notes, 144A
2.625%	05/11/12	Aaa	6,205	6,245,165
UBM PLC,
Notes, 144A
5.750%	11/03/20	Baa3	1,405	1,417,162
Vodafone Group PLC,
Sr. Unsec’d. Notes
5.625%	02/27/17	A3	880	1,021,798
5.750%	03/15/16	A3	725	835,867
WPP Finance 2010,
Gtd. Notes, 144A
4.750%	11/21/21	Baa3	635	630,373
WPP Finance UK,
Gtd. Notes
8.000%	09/15/14	Baa3	2,570	2,862,746

				22,786,163

United States — 14.0%
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19(a)	Caa1	500	493,750
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21(a)	Ba3	800	862,000
AK Steel Corp.,
Gtd. Notes
7.625%	05/15/20(a)	B2	250	235,000
Allbritton Communications Co.,
Sr. Unsec’d. Notes
8.000%	05/15/18(a)	B2	1,000	992,500
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
5.750%	10/15/19	Baa3	1,410	1,507,995

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Alliance One International, Inc.,
Gtd. Notes
10.000%	07/15/16	B2	$1,160	$1,044,000
Ally Financial, Inc.,
Gtd. Notes
4.500%	02/11/14	B1	985	950,525
6.250%	12/01/17	B1	820	790,972
7.500%	09/15/20(a)	B1	2,000	2,020,000
Altria Group, Inc.,
Gtd. Notes
10.200%	02/06/39	Baa1	995	1,548,339
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19	B1	350	343,000
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21(a)	B3	860	885,800
Amgen, Inc.,
Unsec’d. Notes
4.500%	03/15/20	A3	1,945	2,046,611
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.375%	11/15/14	Baa1	420	466,674
8.000%	11/15/39	Baa1	920	1,425,578
Arch Coal, Inc.,
Gtd. Notes, 144A
7.000%	06/15/19(a)	B1	1,040	1,060,800
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/21	A2	1,685	1,782,310
6.550%	02/15/39	A2	610	775,944
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19	Baa1	435	574,795
Audatex North America, Inc.,
Gtd. Notes, 144A
6.750%	06/15/18	Ba2	400	404,000
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	770	693,000
Gtd. Notes, PIK
10.125%	11/01/15(a)	Caa2	780	702,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
8.250%	01/15/19	B2	500	496,250
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19(a)	B1	200	196,000
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
5.650%	05/01/18	Baa1	10,650	10,146,819
Bank of America NA,
Sub. Notes
6.100%	06/15/17	A3	2,900	2,728,630
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21(a)	Aa2	4,200	4,260,635

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Basic Energy Services, Inc.,
Gtd. Notes
7.750%		02/15/19	B3	$755	$760,662
Beazer Homes USA, Inc.,
Gtd. Notes
9.125%		06/15/18	Caa3	400	275,000
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
0.883%	(c)	02/11/13	Aa2	2,300	2,307,802
Bon-Ton Department Stores, Inc. (The),
Gtd. Notes
10.250%		03/15/14(a)	Caa1	950	609,187
Boston Properties LP,
Sr. Unsec’d. Notes
3.700%		11/15/18	Baa2	720	735,179
Caesars Entertainment Operating Co., Inc.,
Sec’d. Notes
10.000%		12/15/18	CCC(d)	420	287,700
Calfrac Holdings LP,
Sr. Unsec’d. Notes, 144A
7.500%		12/01/20	B2	450	438,750
Camden Property Trust,
Sr. Unsec’d. Notes, REIT
5.000%		06/15/15	Baa1	1,310	1,391,338
Capella Healthcare, Inc.,
Gtd. Notes
9.250%		07/01/17	B3	1,185	1,202,775
CareFusion Corp.,
Sr. Unsec’d. Notes
5.125%		08/01/14	Baa3	1,445	1,559,200
Case New Holland, Inc.,
Gtd. Notes
7.750%		09/01/13	Ba2	100	106,250
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
6.125%		02/17/14	A2	4,515	4,998,904
Sr. Unsec’d. Notes, MTN
1.375%		05/20/14	A2	1,750	1,771,908
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.000%		01/15/19(a)	B1	1,130	1,178,025
7.375%		06/01/20(a)	B1	255	269,025
CDW LLC/CDW Finance Corp.,
Sr. Sec’d. Notes
8.000%		12/15/18	B2	1,220	1,271,850
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
5.550%		02/01/14	A2	2,225	2,417,376
8.500%		11/15/18	A2	500	674,850
Cengage Learning Acquisitions, Inc.,
Gtd. Notes, 144A
10.500%		01/15/15	Caa2	395	283,412
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.450%		06/15/21(a)	Baa3	1,255	1,257,312
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%		11/15/17	B3	525	556,500

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Chaparral Energy, Inc.,
Gtd. Notes
9.875%		10/01/20	Caa1	$820	$885,600
Chesapeake Energy Corp.,
Gtd. Notes
6.125%		02/15/21	Ba3	250	256,875
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%		11/15/19(a)	Ba3	600	624,000
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A
8.000%		06/15/19(a)	B2	445	407,175
8.250%		06/15/21(a)	B2	315	286,650
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%		01/15/20(a)	A1	1,700	1,932,805
CIT Group, Inc.,
Sec’d. Notes, 144A
6.625%		04/01/18(a)	B2	185	191,475
7.000%		05/02/16(a)	B2	750	749,062
7.000%		05/02/17(a)	B2	2,060	2,057,425
Citigroup Capital XXI,
Gtd. Notes
8.300%	(c)	12/21/57	Ba1	265	264,669
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.953%		06/15/16(a)	A3	6,900	6,876,216
CNA Financial Corp.,
Sr. Unsec’d. Notes
7.350%		11/15/19	Baa3	1,520	1,694,040
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%		09/01/16	Aa3	1,235	1,256,183
Coca-Cola Enterprises, Inc.,
Sr. Unsec’d. Notes
1.125%		11/12/13	A3	6,535	6,555,847
Colt Defense LLC/Colt Finance Corp.,
Gtd. Notes
8.750%		11/15/17	Caa1	530	363,050
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%		06/15/20(a)	A3	2,540	2,879,240
Consumers Energy Co.,
First Mortgage
6.700%		09/15/19	A3	245	310,290
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%		09/15/15	Ba2	515	490,537
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes
8.875%		02/15/18	B2	700	764,750
CSX Corp.,
Sr. Unsec’d. Notes
4.750%		05/30/42	Baa3	870	897,708
6.150%		05/01/37	Baa3	1,615	1,942,117
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%		06/01/17	Baa2	185	215,866
6.125%		09/15/39	Baa2	1,150	1,399,415

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
6.000%	10/01/15	Baa2	$705	$770,456
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.500%	02/15/19	B2	265	267,650
Dave & Buster’s, Inc.,
Gtd. Notes
11.000%	06/01/18	Caa1	1,000	1,015,000
Denbury Resources, Inc.,
Gtd. Notes
6.375%	08/15/21(a)	B1	925	966,625
Digital Realty Trust LP,
Gtd. Notes, REIT
5.250%	03/15/21	Baa2	1,305	1,307,442
5.875%	02/01/20	Baa2	2,920	3,038,140
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.000%	03/01/21	Baa2	1,925	2,060,172
6.375%	03/01/41	Baa2	1,265	1,458,570
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21(a)	Ba2	725	781,187
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	B3	270	207,225
9.750%	10/15/17	Caa1	180	139,500
10.875%	11/15/14	B3	500	466,250
Domtar Corp.,
Gtd. Notes
10.750%	06/01/17	Baa3	650	819,000
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20	Baa3	1,415	1,470,806
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.200%	11/15/21	Baa1	480	487,042
Duke Energy Carolinas LLC,
First Mortgage
4.300%	06/15/20	A1	1,800	2,027,362
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19(a)	Baa2	1,925	2,184,018
DuPont Fabros Technology LP,
Gtd. Notes, REIT
8.500%	12/15/17	Ba1	1,020	1,091,400
Dyncorp International, Inc.,
Gtd. Notes
10.375%	07/01/17	B2	690	600,300
Edgen Murray Corp.,
Sr. Sec’d. Notes
12.250%	01/15/15	Caa3	345	310,500
Edison Mission Energy,
Sr. Unsec’d. Notes
7.000%	05/15/17	Caa1	560	364,000
El Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
6.500%	04/01/20	Ba1	440	484,935

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	Baa3	$1,110	$1,150,169
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.500%	09/15/40	Baa2	360	401,187
Endo Pharmaceuticals Holdings, Inc.,
Gtd. Notes
7.000%	07/15/19(a)	Ba3	145	154,425
Energy Future Holdings Corp.,
Sr. Sec’d. Notes
10.000%	01/15/20(a)	Caa3	655	687,750
Energy Transfer Equity LP,
Sr. Sec’d. Notes
7.500%	10/15/20(a)	Ba2	400	437,000
Enterprise Products Operating LLC,
Gtd. Notes
6.450%	09/01/40	Baa3	835	973,717
Entravision Communications Corp.,
Sr. Sec’d. Notes
8.750%	08/01/17(a)	B1	750	735,000
EQT Corp.,
Sr. Unsec’d. Notes
8.125%	06/01/19	Baa2	1,400	1,642,157
Equinix, Inc.,
Sr. Unsec’d. Notes
8.125%	03/01/18	Ba2	595	648,550
Express Scripts, Inc.,
Gtd. Notes
3.125%	05/15/16	Baa3	1,355	1,362,511
FGI Operating Co., Inc.,
Sr. Sec’d. Notes
10.250%	08/01/15	Ba3	210	222,600
First Data Corp.,
Gtd. Notes
9.875%	09/24/15(a)	Caa1	1,565	1,471,100
11.250%	03/31/16(a)	Caa2	460	381,800
Sr. Sec’d. Notes, 144A
7.375%	06/15/19	B1	240	225,600
Florida Power Corp.,
First Mortgage
6.400%	06/15/38(a)	A2	1,720	2,333,011
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	Caa1	250	233,750
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31	Ba2	1,000	1,200,000
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.000%	05/15/18	Ba1	600	601,556
6.625%	08/15/17(a)	Ba1	500	544,279
7.000%	04/15/15(a)	Ba1	500	537,500
8.125%	01/15/20(a)	Ba1	1,000	1,177,068
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
6.500%	09/15/18(a)	Ba2	690	722,775

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Frontier Communications Corp.,
Sr. Unsec’d. Notes
8.250%	04/15/17	Ba2	$1,275	$1,303,687
9.000%	08/15/31	Ba2	1,000	912,500
General Electric Capital Corp.,
Sr. Unsec’d. Notes
5.625%	05/01/18	Aa2	7,395	8,282,415
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21	Aa2	2,060	2,149,954
GenOn Americas Generation LLC,
Sr. Unsec’d. Notes
8.500%	10/01/21	B3	100	93,250
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21	Baa1	335	354,662
4.500%	04/01/21	Baa1	1,860	1,972,041
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	02/07/16(a)	A1	1,205	1,164,299
5.375%	03/15/20(a)	A1	3,695	3,647,054
Sub. Notes
6.750%	10/01/37	A2	1,235	1,149,184
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.250%	08/15/20(a)	B1	1,110	1,209,900
GXS Worldwide, Inc.,
Sr. Sec’d. Notes
9.750%	06/15/15	B2	1,660	1,535,500
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
5.500%	03/30/20(a)	Baa3	2,245	2,278,502
6.625%	03/30/40	Baa3	815	808,819
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21	B3	310	315,425
Health Management Associates, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	01/15/20	B3	670	696,800
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	Baa2	1,025	1,145,204
6.000%	01/15/40(a)	Baa2	535	632,979
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.750%	06/02/14	A2	4,100	4,329,834
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/01/41(a)	A3	280	361,254
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/13	A2	5,480	5,716,955
Host Hotels & Resorts LP,
Gtd. Notes, 144A
6.000%	10/01/21(a)	Ba1	550	563,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18(a)	Ba3	365	379,600

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Inergy LP Inergy Finance Corp.,
Gtd. Notes
6.875%	08/01/21	Ba3	$480	$482,400
Insight Communications Co., Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	07/15/18	B3	725	828,312
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.625%	10/15/18	Aa3	4,915	6,595,728
International Lease Finance Corp.,
Sr. Unsec’d. Notes
6.250%	05/15/19	B1	190	175,520
8.250%	12/15/20(a)	B1	845	853,450
8.625%	09/15/15	B1	400	410,000
8.875%	09/01/17	B1	1,000	1,035,000
International Paper Co.,
Sr. Unsec’d. Notes
7.950%	06/15/18	Baa3	770	937,266
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20	Ba1	370	376,475
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19(a)	B3	575	603,750
James River Coal Co.,
Gtd. Notes
7.875%	04/01/19	B2	480	362,400
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18	B3	825	804,375
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.950%	03/09/15	A2	2,740	2,886,705
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	3,585	3,856,402
JPMorgan Chase Capital XXVII,
Ltd. Gtd. Notes
7.000%	11/01/39	A2	2,835	2,852,719
KB Home,
Gtd. Notes
6.250%	06/15/15	B2	775	713,000
Key Energy Services, Inc.,
Gtd. Notes
6.750%	03/01/21(a)	B1	165	165,000
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.625%	02/15/15	Baa2	1,555	1,707,601
9.000%	02/01/19(a)	Baa2	900	1,135,363
Kohl’s Corp.,
Sr. Unsec’d. Notes
4.000%	11/01/21(a)	Baa1	1,325	1,357,521
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	340	392,309
6.875%	02/01/38	Baa2	2,565	3,396,501
6.875%	01/26/39	Baa2	1,300	1,731,876

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Kroger Co. (The),
Gtd. Notes
5.000%		04/15/13	Baa2	$800	$836,920
Landry’s Restaurants, Inc.,
Sec’d. Notes
11.625%		12/01/15	B3	380	399,950
Level 3 Financing, Inc.,
Gtd. Notes
8.750%		02/15/17	B3	500	508,750
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.625%		05/15/20(a)	B2	680	694,450
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%		06/01/21(a)	Baa2	1,015	994,605
10.750%	(c)	06/15/58	Baa3	410	514,550
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%		02/01/21	B2	500	520,000
8.625%		04/15/20	B2	625	678,125
Lions Gate Entertainment, Inc.,
Sec’d. Notes, 144A
10.250%		11/01/16	B1	280	281,400
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%		09/15/21	Baa1	1,990	1,979,648
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.800%		11/15/21	A3	480	503,961
Ltd. Brands, Inc.,
Gtd. Notes
6.625%		04/01/21	Ba1	1,200	1,272,000
Macy’s Retail Holdings, Inc.,
Gtd. Notes
6.375%		03/15/37	Ba1	540	627,319
6.700%		07/15/34	Ba1	275	303,536
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
8.875%		04/01/18	B3	260	267,800
McKesson Corp.,
Sr. Unsec’d. Notes
7.500%		02/15/19	Baa2	305	390,677
MetLife, Inc.,
Jr. Sub. Notes
6.400%		12/15/66(a)	Baa2	4,755	4,499,428
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%		11/15/20	B2	280	261,100
MGM Resorts International,
Gtd. Notes
6.625%		07/15/15(a)	B3	1,535	1,458,250
6.875%		04/01/16	B3	615	568,875
Microsoft Corp.,
Sr. Unsec’d. Notes
2.500%		02/08/16(a)	Aaa	3,400	3,610,001
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%		04/01/18	Baa1	900	1,038,606
6.500%		09/15/37(a)	Baa1	1,670	2,096,902

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Momentive Performance Materials, Inc.,
Sec’d. Notes
9.000%		01/15/21(a)	Caa1	$400	$304,000
Morgan Stanley,
Sr. Unsec’d. Notes
2.016%	(c)	01/24/14	A2	615	566,066
3.800%		04/29/16	A2	3,225	2,971,238
Sr. Unsec’d. Notes, MTN
5.500%		01/26/20	A2	2,190	1,993,502
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%		11/15/21	Baa1	250	252,598
4.875%		11/15/41	Baa1	270	279,104
Nabors Industries, Inc.,
Gtd. Notes
6.150%		02/15/18	Baa2	1,205	1,346,092
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
4.375%		04/01/21	Baa2	3,050	3,218,805
5.150%		04/30/20	Baa2	2,320	2,583,030
NBTY, Inc.,
Gtd. Notes
9.000%		10/01/18	B3	185	203,500
Newmont Mining Corp.,
Gtd. Notes
6.250%		10/01/39	Baa1	1,730	2,048,341
News America, Inc.,
Gtd. Notes
6.650%		11/15/37	Baa1	1,325	1,501,136
NII Capital Corp.,
Gtd. Notes
7.625%		04/01/21(a)	B2	580	575,650
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
Gtd. Notes
8.875%		03/15/18	B2	1,000	977,500
NiSource Finance Corp.,
Gtd. Notes
6.125%		03/01/22	Baa3	540	621,682
6.800%		01/15/19	Baa3	1,000	1,171,246
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%		12/15/21	Baa2	1,200	1,241,392
6.000%		03/01/41	Baa2	1,260	1,457,767
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.750%		05/01/20	Baa1	340	376,845
6.750%		06/01/14	Baa1	275	308,367
7.000%		01/15/38	Baa1	620	824,416
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.900%		06/15/19(a)	Baa1	745	905,237
NRG Energy, Inc.,
Gtd. Notes
7.625%		01/15/18(a)	B1	1,070	1,070,000
8.250%		09/01/20(a)	B1	570	572,850
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.750%		02/15/17	A2	565	572,260

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
ONEOK Partners LP,
Gtd. Notes
8.625%	03/01/19	Baa2	$570	$731,702
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
5.800%	03/01/37	A3	1,435	1,747,718
6.250%	03/01/39	A3	2,170	2,796,681
PAETEC Holding Corp.,
Gtd. Notes
9.500%	07/15/15	B+(d)	440	460,900
9.875%	12/01/18	NR	630	693,000
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)	230	248,400
Parker Drilling Co.,
Gtd. Notes
9.125%	04/01/18(a)	B1	425	447,312
Peabody Energy Corp.,
Gtd. Notes, 144A
6.000%	11/15/18	Ba1	715	729,300
6.250%	11/15/21(a)	Ba1	230	238,050
Petroleum Development Corp.,
Sr. Unsec’d. Notes
12.000%	02/15/18	B3	500	542,500
Pfizer, Inc.,
Sr. Unsec’d. Notes
5.350%	03/15/15	A1	2,995	3,387,902
7.200%	03/15/39	A1	1,110	1,638,671
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.750%	05/15/20(a)	Caa1	595	583,100
Plains Exploration & Production Co.,
Gtd. Notes
6.625%	05/01/21	B1	1,020	1,071,000
Polymer Group, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	02/01/19	B1	515	533,025
Production Resource Group, Inc.,
Sr. Unsec’d. Notes, 144A
8.875%	05/01/19	B3	230	210,450
Public Service Co. of Colorado,
First Mortgage
4.750%	08/15/41(a)	A2	1,465	1,678,559
Quest Diagnostics, Inc.,
Gtd. Notes
4.700%	04/01/21	Baa2	1,310	1,396,565
Quicksilver Resources, Inc.,
Gtd. Notes
7.125%	04/01/16	B3	110	109,450
8.250%	08/01/15	B2	905	936,675
Quicksilver, Inc.,
Gtd. Notes
6.875%	04/15/15(a)	Caa1	945	877,669
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	10/15/20	Ba2	680	725,900
Radiation Therapy Services, Inc.,
Gtd. Notes
9.875%	04/15/17	B3	985	736,287

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.000%	12/01/18	B1	$265	$265,662
Raytheon Co.,
Sr. Unsec’d. Notes
1.625%	10/15/15	A3	2,830	2,849,385
Republic Services, Inc.,
Gtd. Notes
5.250%	11/15/21	Baa3	895	1,014,830
Reynolds American, Inc.,
Gtd. Notes
7.250%	06/15/37	Baa3	210	243,594
7.625%	06/01/16	Baa3	490	584,293
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
9.000%	04/15/19(a)	Caa1	330	313,500
Sr. Sec’d. Notes, 144A
7.125%	04/15/19	Ba3	420	427,350
7.875%	08/15/19(a)	Ba3	780	815,100
8.750%	10/15/16	Ba3	250	263,125
Rite Aid Corp.,
Sec’d. Notes
10.375%	07/15/16(a)	Caa2	590	626,875
Rohm & Haas Co.,
Sr. Unsec’d. Notes
6.000%	09/15/17	Baa3	3,925	4,462,788
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
8.125%	11/01/18(a)	B2	825	833,250
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes, 144A
6.875%	11/15/19	B1	670	700,150
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B3	795	789,037
Sanmina-SCI Corp.,
Gtd. Notes, 144A
7.000%	05/15/19(a)	B1	325	316,875
SESI LLC,
Sr. Unsec’d. Notes, 144A
7.125%	12/15/21	Ba3	1,395	1,464,750
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	800	838,000
Southern California Edison Co.,
First Mortgage
4.500%	09/01/40	A1	595	649,303
5.500%	03/15/40(a)	A1	1,395	1,742,948
Southern Co. (The),
Sr. Unsec’d. Notes
2.375%	09/15/15	Baa1	3,635	3,724,097
Southern Copper Corp.,
Sr. Unsec’d. Notes
6.750%	04/16/40	Baa2	2,515	2,516,549
Spectrum Brands Holdings, Inc.,
Sr. Sec’d. Notes
9.500%	06/15/18	B1	610	667,187
Sr. Sec’d. Notes, 144A
9.500%	06/15/18	B1	70	76,562

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Staples, Inc.,
Gtd. Notes
9.750%	01/15/14	Baa2	$940	$1,074,864
Syniverse Holdings, Inc.,
Gtd. Notes
9.125%	01/15/19(a)	Caa1	705	743,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	02/01/21	B1	425	430,312
Target Corp.,
Sr. Unsec’d. Notes
6.500%	10/15/37	A2	1,715	2,278,455
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	10/01/20	B2	235	199,456
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.375%	05/16/16(a)	A1	2,365	2,463,552
Time Warner Cable, Inc.,
Gtd. Notes
6.550%	05/01/37	Baa2	1,995	2,269,145
Time Warner, Inc.,
Gtd. Notes
5.375%	10/15/41(a)	Baa2	1,230	1,332,324
TPC Group LLC,
Sr. Sec’d. Notes
8.250%	10/01/17	B1	1,250	1,250,000
Travelport LLC/Travelport, Inc.,
Gtd. Notes
9.000%	03/01/16(a)	Caa2	345	190,612
Union Pacific Corp.,
Sr. Unsec’d. Notes
6.125%	02/15/20	Baa2	870	1,064,971
United Refining Co.,
Sr. Sec’d. Notes
10.500%	02/28/18	B3	675	631,125
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15	A2	4,585	5,150,436
6.125%	07/15/38	A2	1,790	2,239,804
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/37	A3	995	1,265,476
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21(a)	Caa2	780	709,800
Sr. Sec’d. Notes, 144A
6.875%	05/15/19	B2	410	395,650
7.875%	11/01/20(a)	B2	560	568,400
US Bank NA,
Sub. Notes
4.950%	10/30/14	Aa3	480	521,662
Valero Energy Corp.,
Gtd. Notes
4.500%	02/01/15	Baa2	315	337,024
6.125%	02/01/20	Baa2	520	578,410
6.625%	06/15/37	Baa2	285	305,588

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/21	A3	$5,570	$5,799,050
Verso Paper Holdings LLC/Verso Paper, Inc.,
Gtd. Notes
11.375%	08/01/16(a)	Caa1	250	102,500
Sec’d. Notes
8.750%	02/01/19(a)	B2	720	439,200
Vertellus Specialties, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	10/01/15	B1	630	481,950
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
6.125%	08/15/19	Baa3	1,205	1,417,140
Wells Fargo Bank NA,
Sub. Notes
5.750%	05/16/16(a)	A1	6,860	7,483,135
Windstream Corp.,
Gtd. Notes
7.875%	11/01/17(a)	Ba3	1,600	1,732,000
WPX Energy, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	01/15/22	Ba1	645	660,319
Wyeth,
Gtd. Notes
5.950%	04/01/37	A1	935	1,197,710
Xerox Corp.,
Sr. Unsec’d. Notes
4.250%	02/15/15	Baa2	2,750	2,898,489
4.500%	05/15/21(a)	Baa2	1,315	1,332,705
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.625%	11/01/18(a)	B2	750	787,500
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
6.875%	11/15/37	Baa3	955	1,219,136

				364,419,431

TOTAL CORPORATE BONDS (cost $481,392,781)				488,747,178

FOREIGN GOVERNMENT BONDS — 0.8%
Federative Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41	Baa2	815	945,400
7.875%	03/07/15	Baa2	4,770	5,676,300
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18(a)	Aa2	3,515	3,674,349
Province of Ontario (Canada),
Sr. Unsec’d. Notes
4.400%	04/14/20(a)	Aa1	2,275	2,592,133
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21(a)	Aa2	1,820	1,817,974
Unsec’d. Notes
3.500%	07/29/20	Aa2	1,515	1,622,370

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
United Mexican States (Mexico),
Sr. Unsec’d. Notes
5.875%		02/17/14	Baa1		$2,210	$2,392,325
6.050%		01/11/40	Baa1		1,040	1,271,400

TOTAL FOREIGN GOVERNMENT BONDS (cost $19,251,372)						19,992,251

MUNICIPAL BONDS — 0.8%
Mississippi — 0.1%
State of Mississippi,
General Obligation Unlimited, Series 2010E
5.245%		11/01/34	Aa2		1,370	1,563,540

Missouri — 0.1%
Missouri Highway & Transportation Commission,
Federal Reimbursement State Road Bonds, Revenue Bonds,
5.445%		05/01/33	Aa1		2,315	2,729,246

New York — 0.3%
City of New York,
General Obligation Unlimited, Series F
6.271%		12/01/37	Aa2		2,120	2,623,097
Metropolitan Transportation Authority,
Transportion Revenue Bonds, Series 2010E
6.814%		11/15/40	A2		2,180	2,737,448
New York City Municipal Water Finance Authority,
Water and Sewer Second General Resolution Revenue Bonds, Series EE
6.011%		06/15/42	Aa2		1,840	2,298,491

						7,659,036

Ohio — 0.1%
American Municipal Power, Inc.,
Revenue Bonds,
7.834%		02/15/41	A3		2,020	2,799,255

Texas — 0.2%
Dallas Area Rapid Transit,
Revenue Bonds,
4.922%		12/01/41	Aa2		800	890,880
Senior Lien Sales Tax Revenue Bonds, Series 2010B
5.022%		12/01/48	Aa2		2,435	2,754,789
University of Texas System,
Revenue Bonds, Series 2010D
5.134%		08/15/42	Aaa		1,785	2,107,996

						5,753,665

TOTAL MUNICIPAL BONDS (cost $16,843,454)						20,504,742

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
E-Mac Nl BV (Netherlands),
Series DE09-1, Class A1
4.471%	(c)	11/25/53	AA-(d)	EUR	1,864	2,255,012
Eurosail PLC (United Kingdom),
Series 2006-3X, Class A3A
1.640%	(c)	09/10/44	Aa2	EUR	495	555,935

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
First Flexible PLC (United Kingdom),
Series 4, Class A
1.283%	(c)	07/01/36	AAA(d)	GBP	383	$520,085
Series 7, Class A
1.181%	(c)	09/15/33	AAA(d)	GBP	679	940,724
Friary PLC (United Kingdom),
Series 2011-1, Class A2
2.866%	(c)	10/21/43	Aaa	GBP	2,500	3,847,492
Granite Master Issuer PLC (United Kingdom),
Series 2007-1, Class 6A1
0.957%	(c)	12/20/54	Aaa	GBP	1,996	2,928,597
Holland Euro-Denominated Mortgage Backed Series (Netherlands),
Series 11, Class A
1.539%	(c)	09/18/40	Aaa	EUR	1,161	1,434,974
Mansard Mortgages PLC (United Kingdom),
Series 2006-1X, Class A2
1.167%	(c)	10/15/48	Aa1	GBP	2,375	3,257,091
Marble Arch Residential Securitisation No. 4 Ltd. (United Kingdom),
Series 4X, Class A3C
1.250%	(c)	03/20/40	Aa1	GBP	1,345	1,793,371
Paragon Mortgages PLC (United Kingdom),
Series 8, Class A2A
1.347%	(c)	04/16/35	Aaa	GBP	315	382,349
Series 16, Class A
3.614%	(c)	04/15/39	Aaa	GBP	2,100	3,258,013
Paragon Secured Finance PLC (United Kingdom),
Series 1, Class A
1.408%	(c)	11/15/35	AAA(d)	GBP	1,136	1,555,374
Series 1, Class B
2.508%	(c)	11/15/35	A(d)	GBP	510	576,261
Residential Mortgage Securities Ltd. (United Kingdom),
Series 25, Class A1
3.565%	(c)	12/16/50	AAA(d)	GBP	960	1,442,853
RMAC Securities PLC (United Kingdom),
Series 2006-NS1X, Class A2A
1.204%	(c)	06/12/44	Aa2	GBP	2,510	3,124,261
Series 2006-NS4X, Class A3A
1.224%	(c)	06/12/44	Aa2	GBP	2,550	3,120,542
Shield BV (Netherlands),
Series 1, Class B
1.849%	(c)	01/20/14	Aa2	EUR	2,300	2,974,530
Southern Pacific Securities PLC (United Kingdom),
Series 2004-1X, Class M2
3.304%	(c)	12/10/42	A1	GBP	635	906,013

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $37,586,673)						34,873,477

U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bonds
3.750%		08/15/41(a)			$5,710	6,715,497
U.S. Treasury Notes
0.625%		07/31/12			2,500	2,507,715
1.000%		10/31/16(a)			13,925	14,059,905
2.000%		11/15/21			1,615	1,633,421

TOTAL U.S. TREASURY OBLIGATIONS (cost $24,704,269)						24,916,538

		Value (Note 2)

TOTAL LONG-TERM INVESTMENTS (cost $2,200,744,478)		$2,142,114,377

	Shares

SHORT-TERM INVESTMENT — 27.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $728,296,227; includes $321,825,317 of cash collateral for securities on loan)(b)(w)(Note 4)	728,296,227	728,296,227

TOTAL INVESTMENTS — 109.9% (cost $2,929,040,705)		2,870,410,604
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (9.9)%		(257,661,057)

NET ASSETS — 100.0%		$2,612,749,547

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
GDR	Global Depositary Receipt
iBoxx	Bond Masket Indices
ISE	International Securities Exchange
MTN	Medium Term Note
NASDAQ	National Association for Securities Dealers
NVDR	Non-voting Depositary Receipt
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SDR	Special Drawing Rights
SPDR	Standard & Poor’s Depository Receipts
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
CSK	Czech Kruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SGD	Singapore Dollar

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $312,932,963; cash collateral of $321,825,317 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)(1)
Long Positions:
162	2 Year U.S. Treasury Notes	Mar. 2012	$35,713,404	$35,728,594	$15,190
22	5 Year U.S. Treasury Notes	Mar. 2012	2,700,313	2,711,672	11,359
671	10 Year U.S. Treasury Notes	Mar. 2012	86,716,280	87,984,875	1,268,595
76	30 Year U.S. Treasury Bonds	Mar. 2012	10,913,125	11,005,750	92,625
763	FTSE 100 Index	Mar. 2012	64,415,533	65,597,714	1,182,181
515	NASDAQ 100 E-Mini	Mar. 2012	23,882,095	23,427,350	(454,745)
4,181	S&P 500 E-Mini	Mar. 2012	261,588,390	261,856,030	267,640

					2,382,845

Short Positions:
1,282	2 Year U.S. Treasury Notes.	Mar. 2012	282,580,844	282,741,095	(160,251)
139	10 Year U.S. Treasury Notes	Mar. 2012	18,087,509	18,226,375	(138,866)
44	30 Year U.S. Treasury Bonds	Mar. 2012	6,352,156	6,371,750	(19,594)
2,344	Euro STOXX 50	Mar. 2012	69,757,517	70,018,145	(260,628)
1,490	Russell 2000 Mini	Mar. 2012	108,729,025	110,081,200	(1,352,175)
292	S&P Mid Cap 400 E-Mini	Mar. 2012	25,827,400	25,617,160	210,240
234	SPI 200 Index	Mar. 2012	24,962,888	24,047,161	915,727

					(805,547)

					$1,577,298

(1)	Cash of $32,054,501 has been segregated to cover requirement for open futures contracts as of December 31, 2011.

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 02/14/12	JPMorgan Chase	GBP	2,712	$4,315,003	$4,209,471	$(105,532)
Japanese Yen,
Expiring 02/02/12	JPMorgan Chase	JPY	5,219,000	67,001,051	67,842,305	841,254
Singapore Dollar,
Expiring 02/02/12	JPMorgan Chase	SGD	205,000	161,589,091	158,034,781	(3,554,310)

				$232,905,145	$230,086,557	$(2,818,588)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/02/12	JPMorgan Chase	AUD	103,783	$106,236,186	$105,708,859	$527,327
British Pound,
Expiring 02/14/12	JPMorgan Chase	GBP	128	200,000	198,096	1,904
Euro,
Expiring 02/02/12	JPMorgan Chase	EUR	132,225	181,450,384	171,173,911	10,276,473
Singapore Dollar,
Expiring 02/02/12	JPMorgan Chase	SGD	32,500	24,969,000	25,054,295	(85,295)
Expiring 02/16/12	JPMorgan Chase	SGD	58,925	45,047,766	45,425,021	(377,255)
Expiring 02/16/12	JPMorgan Chase	SGD	6,550	5,012,167	5,049,366	(37,199)

				$362,915,503	$352,609,548	$10,305,955

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Cross currency exchange contracts outstanding at December 31, 2011:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/16/12	Buy	EUR	19,099	CSK	490,000	$(88,392)	JPMorgan Chase
01/09/12	Buy	GBP	20,315	EUR	23,821	713,959	JPMorgan Chase

						$625,567

Total Return swap agreements outstanding at December 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase	06/15/12	$14,912	Receive fixed rate payments on S&P GSCI ENERGY and pay 15 bps.	$(4,319)	$—	$(4,319)
JPMorgan Chase	12/06/12	27,252	Receive fixed rate payments on S&P GSCI ENERGY and pay 15 bps.	(617,574)	—	(617,574)
UBS AG	10/10/12	13,742	Receive fixed rate payments on CMCITR Index and pay variable payments on the one month LIBOR + 26 bps.	(366,470)	—	(366,470)
UBS AG	05/21/12	186,448	Receive fixed rate payments on SPGCENP Index and pay 12 bps.	2,290,034	—	2,290,034

				$1,301,671	$—	$1,301,671

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$25,421,150	$—	$—
Austria	1,445,911	—	—
Belgium	7,646,831	—	—
Bermuda	7,314,803	—	—
Brazil	3,193,204	—	—
British Virgin Islands	43,774	—	—
Canada	36,445,378	—	—
Chile	809,714	—	—
China	12,825,970	—	60,792
Colombia	1,225,643	—	—
Czech Republic	2,328,566	—	—
Denmark	3,722,233	—	—
Finland	3,020,613	—	—
France	11,721,912	—	—
Gabon	340,179	—	—
Germany	11,628,138	—	—
Greece	1,476,398	—	—
Guernsey	7,188,934	—	—
Hong Kong	29,355,467	—	1,354

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Level 1	Level 2	Level 3
Hungary	$281,545	$—	$—
Indonesia	7,818,034	—	—
Ireland	3,702,094	—	—
Israel	10,491,518	—	—
Italy	7,380,417	—	—
Japan	62,529,169	—	—
Luxembourg	800,602	—	—
Malaysia	2,331,752	—	—
Mexico	3,681,979	—	—
Netherlands	7,916,888	—	—
New Zealand	43,243	—	—
Norway	12,448,456	—	—
Philippines	5,297,378	—	—
Poland	2,157,302	—	—
Portugal	386,332	—	—
Russia	1,276,711	—	—
Singapore	13,640,790	—	—
South Africa	13,461,260	—	—
South Korea	13,811,939	—	—
Spain	4,891,334	—	—
Sweden	7,985,403	—	—
Switzerland	14,264,347	—	—
Taiwan	17,872,595	—	—
Thailand	5,314,273	—	—
Turkey	3,759,811	—	—
United Kingdom	86,520,264	—	—
United States	407,396,642	—	—
Exchange Traded Funds	257,823,015	—	—
Preferred Stocks:
Brazil	2,907,464	—	—
Germany	1,451,784	—	—
Unaffiliated Mutual Funds	365,224,863	—	—
Asset-Backed Securities	—	18,615,918	—
Commercial Mortgage-Backed Securities	—	22,378,105	—
Corporate Bonds	—	488,747,178	—
Foreign Government Bonds	—	19,992,251	—
Municipal Bonds	—	20,504,742	—
Residential Mortgage-Backed Securities	—	34,873,477	—
U.S. Treasury Obligations	—	24,916,538	—
Affiliated Money Market Mutual Fund	728,296,227	—	—
Other Financial Instruments*
Futures	1,577,298	—	—
Foreign Forward Currency Contracts	—	8,112,934	—
Total Return Swaps	—	1,301,671	—

Total	$2,241,897,547	$639,442,814	$62,146

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (12.3% represents investments purchased with collateral from securities on loan)	27.9%
Unaffiliated Mutual Funds	14.0
Exchange Traded Funds	9.9
Banks	6.6
Telecommunications	3.7
Oil & Gas	3.6
Retail	3.2
Metals & Mining	3.2
Pharmaceuticals	2.7
Insurance	2.5
Foods	2.0
Diversified Financial Services	1.8
Electric	1.7
Chemicals	1.7
Semiconductors	1.5
Computers	1.5
Healthcare Products	1.4
Residential Mortgage-Backed Securities	1.3
Healthcare Services	1.3
Aerospace & Defense	1.1
Media	1.1
Software	1.0
U.S. Treasury Obligations	1.0
Commercial Mortgage-Backed Securities	0.9
Agriculture	0.8
Oil & Gas Services	0.8
Municipal Bonds	0.8
Electronic Components & Equipment	0.8
Foreign Government Bonds	0.8

Beverages	0.7%
Asset-Backed Securities	0.7
Commercial Services	0.7
Transportation	0.6
Real Estate Investment Trusts	0.5
Holding Companies	0.5
Construction & Engineering	0.4
Manufacturing	0.4
Biotechnology	0.4
Household Products/ Wares	0.4
Automobile Manufacturers	0.4
Investment Companies	0.3
Cosmetics/Personal Care	0.3
Auto Parts & Equipment	0.3
Pipelines	0.3
Machinery & Equipment	0.3
Distribution/Wholesale	0.2
Real Estate	0.2
Office Equipment & Supplies	0.2
Internet	0.2
Shipbuilding	0.2
Apparel	0.2
Forest & Paper Products	0.2
Entertainment	0.2
Lodging	0.1
Advertising	0.1
Home Builders	0.1
Toys	0.1
Airlines	0.1

109.9
Liabilities in excess of other assets	(9.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, credit risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging	Asset Derivatives			Liability Derivatives
instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$1,387,769	*	Due to broker-variation margin	$318,711	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	12,360,917		Unrealized depreciation on foreign currency forward contracts	4,247,983
Equity contracts	Unrealized appreciation on swap agreements	2,290,034		Unrealized depreciation on swap agreements	988,363
Equity contracts	Due to broker-variation margin	2,575,788	*	Due to broker-variation margin	2,067,548	*

Total		$18,614,508			$7,622,605

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(20,829,521)	$—	$—	$(20,829,521)
Foreign exchange contracts	—	—	—	—	(21,749,784)	(21,749,784)
Credit contracts	—	—	—	1,599,689	—	1,599,689
Equity contracts	81,848	10,999	(22,718,000)	(25,766,769)	—	(48,391,922)

Total	$81,848	$10,999	$(43,547,521)	$(24,167,080)	$(21,749,784)	$(89,371,538)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(6,660,602)	$—	$—	$(6,660,602)
Foreign exchange contracts	—	—	—	4,182,967	4,182,967
Credit contracts	—	—	(1,269,316)	—	(1,269,316)
Equity contracts	(10,827)	(6,026,570)	1,301,671	—	(4,735,726)

Total	$(10,827)	$(12,687,172)	$32,355	$4,182,967	$(8,482,677)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Credit Default Swap Agreements - Sell Protection(4)	Total Return Swap Agreements(4)
$597,300,481	$617,713,537	$596,012,845	$471,833,502	$7,200,000	$104,225,561

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $312,932,963:
Unaffiliated investments (cost $2,200,744,478)	$2,142,114,377
Affiliated investments (cost $728,296,227)	728,296,227
Cash.	3,582
Foreign currency, at value (cost $13,501,231)	13,485,305
Deposit with broker	31,602,697
Unrealized appreciation on foreign currency forward contracts	12,360,917
Dividends and interest receivable	8,645,009
Receivable for fund share sold	5,657,441
Receivable for investments sold	4,427,497
Unrealized appreciation on swap agreements	2,290,034
Tax reclaim receivable	701,250
Prepaid expenses	22,317

Total Assets	2,949,606,653

LIABILITIES:
Payable to broker for collateral for securities on loan	321,825,317
Payable for investments purchased	7,435,439
Unrealized depreciation on foreign currency forward contracts	4,247,983
Advisory fees payable	1,117,832
Unrealized depreciation on swap agreements.	988,363
Due to broker-variation margin	789,024
Accrued expenses and other liabilities	433,569
Shareholder servicing fees payable	19,044
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	27

Total Liabilities	336,857,106

NET ASSETS	$2,612,749,547

Net assets were comprised of:
Paid-in capital.	$2,620,481,904
Retained earnings	(7,732,357)

Net assets, December 31, 2011	$2,612,749,547

Net asset value and redemption price per share, $2,612,749,547 / 205,160,359 outstanding shares of beneficial interest	$12.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,586,383 foreign withholding tax)	$64,411,547
Unaffiliated interest income	33,568,187
Affiliated income from securities lending, net.	1,075,996
Affiliated dividend income	870,375

99,926,105

EXPENSES
Advisory fees	32,700,202
Shareholder servicing fees and expenses	2,972,746
Custodian and accounting fees	1,073,000
Trustees’ fees	39,000
Audit fees	36,000
Insurance expenses	25,000
Legal fees and expenses.	15,000
Commitment fee on syndicated credit agreement	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Miscellaneous	100,907

Total expenses	36,991,855
Less: shareholder servicing fee waiver	(828,086)

Net expenses	36,163,769

NET INVESTMENT INCOME	63,762,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $371,926)	56,522,662
Futures transactions	(43,547,521)
Swap agreements transactions	(24,167,080)
Foreign currency transactions	(11,324,544)

(22,516,483)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(281,376))	(215,676,634)
Futures	(12,687,172)
Swap agreements	32,355
Foreign currencies	3,971,286

(224,360,165)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(246,876,648)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(183,114,312)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$63,762,336	$46,385,761
Net realized gain (loss) on investment and foreign currency transactions	(22,516,483)	66,334,101
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(224,360,165)	116,303,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(183,114,312)	229,023,537

DISTRIBUTIONS	(73,305,803)	(11,687,246)

FUND SHARE TRANSACTIONS:
Fund share sold [152,991,370 and 139,162,288 shares, respectively]	2,020,738,121	1,734,006,782
Fund share issued in reinvestment of distributions [5,430,060 and 991,285 shares, respectively]	73,305,803	11,687,246
Fund share repurchased [153,497,669 and 28,039,839 shares, respectively]	(1,927,600,312)	(332,404,733)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	166,443,612	1,413,289,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	(89,976,503)	1,630,625,586
NET ASSETS:
Beginning of year	2,702,726,050	1,072,100,464

End of year	$2,612,749,547	$2,702,726,050

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 93.9%
COMMON STOCKS — 65.0%	Shares	Value (Note 2)

Advertising — 0.3%
Aegis Group PLC (United Kingdom)	467,083	$1,047,440
Lamar Advertising Co. (Class A Stock)*(a)	15,900	437,250
Omnicom Group, Inc.(a)	83,200	3,709,056
WPP PLC (United Kingdom)	514,645	5,398,849

		10,592,595

Aerospace & Defense — 1.0%
Boeing Co. (The)	236,900	17,376,615
HEICO Corp. (Class A Stock)	18,875	742,731
Lockheed Martin Corp.(a)	33,300	2,693,970
Raytheon Co.	48,700	2,356,106
Rolls-Royce Holdings PLC (United Kingdom)*	392,622	4,551,688
Rolls-Royce Holdings PLC (United Kingdom), (Class C Stock)*	24,260,400	37,676
United Technologies Corp.	204,200	14,924,978

		42,683,764

Airlines — 0.1%
SkyWest, Inc.	14,600	183,814
Southwest Airlines Co.	211,800	1,813,008
United Continental Holdings, Inc.*(a)	10,700	201,909

		2,198,731

Automobile Manufacturers — 0.7%
Bayerische Motoren Werke AG (Germany)	51,828	3,471,970
Ford Motor Co.*(a)	204,400	2,199,344
General Motors Co.*(a)	236,300	4,789,801
Harley-Davidson, Inc.	72,300	2,810,301
Honda Motor Co. Ltd. (Japan)	162,700	4,963,227
Nissan Motor Co. Ltd. (Japan)	354,500	3,187,138
Oshkosh Corp.*	20,200	431,876
Toyota Motor Corp. (Japan)	213,800	7,124,815
Winnebago Industries, Inc.*(a)	58,000	428,040

		29,406,512

Automotive Parts — 0.5%
Advance Auto Parts, Inc.(a)	13,800	960,894
Aisin Seiki Co. Ltd. (Japan)	58,400	1,664,669
Autoliv, Inc., AB.	29,300	1,593,139
AutoZone, Inc.*	16,800	5,459,496
CLARCOR, Inc.(a)	20,200	1,009,798
GKN PLC (United Kingdom)	726,745	2,065,386
H&E Equipment Services, Inc.*	4,000	53,680
Johnson Controls, Inc.	139,100	4,348,266
Koito Manufacturing Co. Ltd. (Japan)	65,000	912,044
TRW Automotive Holdings Corp.*	48,400	1,577,840

		19,645,212

Beverages — 1.7%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	10,000	1,085,600
Coca-Cola Co. (The)	346,200	24,223,614
Coca-Cola Enterprises, Inc.	199,300	5,137,954
Green Mountain Coffee Roasters, Inc.*(a)	14,500	650,325
Kirin Holdings Co. Ltd. (Japan)	351,000	4,268,364
Molson Coors Brewing Co. (Class B Stock)	100,800	4,388,832
PepsiCo, Inc.	423,046	28,069,102
Pernod-Ricard SA (France)	58,272	5,404,480

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages (continued)
Reed’s, Inc.*(a)	44,700	$49,170

		73,277,441

Biotechnology — 0.3%
Acorda Therapeutics, Inc.*	11,000	262,240
Alexion Pharmaceuticals, Inc.*	19,300	1,379,950
Cubist Pharmaceuticals, Inc.*(a)	8,400	332,808
Dendreon Corp.*(a)	142,800	1,085,280
Exelixis, Inc.*	37,600	178,036
Gilead Sciences, Inc.*	208,800	8,546,184
Illumina, Inc.*(a)	7,300	222,504
Incyte Corp.*(a)	57,300	860,073
Life Technologies Corp.*	22,400	871,584
Maxygen, Inc.*	121,800	685,734

		14,424,393

Building Materials — 0.1%
Bouygues SA (France)	89,902	2,832,672
Martin Marietta Materials, Inc.(a)	10,400	784,264
Universal Forest Products, Inc.	12,800	395,136
USG Corp.*(a)	27,400	278,384

		4,290,456

Business Services — 0.1%
Corporate Executive Board Co. (The)	16,500	628,650
Manpower, Inc.	22,300	797,225
Navigant Consulting, Inc.*	28,200	321,762
Robert Half International, Inc.	86,400	2,458,944

		4,206,581

Cable Television — 0.1%
DIRECTV (Class A Stock)*(a)	114,400	4,891,744
DISH Network Corp. (Class A Stock)	19,000	541,120

		5,432,864

Chemicals — 1.3%
Air Products & Chemicals, Inc.	15,200	1,294,888
Air Water, Inc. (Japan)	114,000	1,451,475
Albemarle Corp.	13,740	707,747
American Vanguard Corp.	56,300	751,042
Asahi Kasei Corp. (Japan)	690,000	4,159,543
BASF SE (Germany)	62,543	4,362,185
Bayer AG (Germany)	85,110	5,441,576
Cabot Corp.	23,100	742,434
Codexis, Inc.*	69,027	365,843
Dow Chemical Co. (The)	117,400	3,376,424
E.I. du Pont de Nemours & Co.(a)	63,459	2,905,153
Hitachi Chemical Co. Ltd. (Japan)	85,900	1,513,322
LyondellBasell Industries NV (Netherlands) (Class A Stock)	105,500	3,427,695
Potash Corp. of Saskatchewan, Inc. (Canada)	93,500	3,859,680
PPG Industries, Inc.(a)	63,500	5,301,615
Praxair, Inc.	69,400	7,418,860
Sherwin-Williams Co. (The)	38,000	3,392,260
Showa Denko KK (Japan)	393,000	796,518
Tosoh Corp. (Japan)	236,000	631,623
Wacker Chemie AG (Germany)	23,920	1,924,064

		53,823,947

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Clothing & Apparel — 0.3%
Anvil Holdings, Inc.*(g)	125	$375
Cintas Corp.(a)	56,100	1,952,841
Coach, Inc.	51,700	3,155,768
NIKE, Inc. (Class B Stock)	75,900	7,314,483

		12,423,467

Coal — 0.1%
CONSOL Energy, Inc.	67,900	2,491,930
Peabody Energy Corp.	114,400	3,787,784

		6,279,714

Commercial Banks — 0.5%
Banco Santander Brasil SA (Brazil), ADS	373,800	3,042,732
Bank of Kentucky Financial Corp.	1,700	34,085
CIT Group, Inc.*	9,000	313,830
Citizens Republic Bancorp, Inc.*	26,930	307,002
DnB NOR ASA (Norway)	470,790	4,608,836
Home BancShares, Inc.	43,034	1,115,011
Huntington Bancshares, Inc.	382,700	2,101,023
M&T Bank Corp.(a)	31,000	2,366,540
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	952,810	2,797,649
Svenska Handelsbanken AB (Sweden) (Class A Stock)	104,975	2,760,874
Western Alliance Bancorp*	88,100	548,863

		19,996,445

Commercial Services — 0.5%
Benesse Holdings, Inc. (Japan)	54,700	2,647,233
Education Management Corp.*	12,000	335,880
FTI Consulting, Inc.*(a)	12,200	517,524
H&R Block, Inc.	106,300	1,735,879
MasterCard, Inc. (Class A Stock)	26,800	9,991,576
Paychex, Inc.	26,600	800,926
Verisk Analytics, Inc. (Class A Stock)*	12,800	513,664
Western Union Co. (The)	212,500	3,880,250

		20,422,932

Computer Hardware — 2.9%
Apple, Inc.*	176,400	71,442,000
CommVault Systems, Inc.*	11,600	495,552
Dell, Inc.*	829,500	12,135,585
Hewlett-Packard Co.	297,900	7,673,904
International Business Machines Corp.	180,050	33,107,594
Riverbed Technology, Inc.*(a)	24,730	581,155

		125,435,790

Computer Services & Software — 3.1%
Accelrys, Inc.*	114,078	766,604
Accenture PLC (Ireland) (Class A Stock)	116,800	6,217,264
Activision Blizzard, Inc.(a)	72,554	893,865
Adobe Systems, Inc.*	277,500	7,844,925
Akamai Technologies, Inc.*	29,100	939,348
American Reprographics Co.*	73,300	336,447
Autodesk, Inc.*	274,300	8,319,519
Automatic Data Processing, Inc.(a)	108,100	5,838,481
Avid Technology, Inc.*	31,200	266,136
CA, Inc.	138,000	2,789,670
Cadence Design Systems, Inc.*(a)	41,300	429,520
Cisco Systems, Inc.	1,107,100	20,016,368
Electronic Arts, Inc.*	53,800	1,108,280

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software (continued)
EMC Corp.*	369,600	$7,961,184
FactSet Research Systems, Inc.	8,000	698,240
Global Payments, Inc.	22,300	1,056,574
Informatica Corp.*	6,200	228,966
Jack Henry & Associates, Inc.	32,710	1,099,383
Logica PLC (United Kingdom)	488,231	467,820
Microsoft Corp.	1,662,100	43,148,116
MSCI, Inc. (Class A Stock)*	18,400	605,912
NS Solutions Corp. (Japan)	38,400	765,306
Nuance Communications, Inc.*(a)	29,800	749,768
Oracle Corp.	402,200	10,316,430
RealD, Inc.*(a)	19,500	154,830
Red Hat, Inc.*	165,680	6,840,927
Software AG (Germany)	75,678	2,796,849
SYNNEX Corp.*	26,970	821,506
Websense, Inc.*	15,600	292,188

		133,770,426

Conglomerates — 0.4%
Altria Group, Inc.	313,800	9,304,170
Hutchison Whampoa Ltd. (Hong Kong)	419,400	3,512,730
Textron, Inc.(a)	189,000	3,494,610

		16,311,510

Construction — 0.2%
Carillion PLC (United Kingdom)	507,316	2,369,870
Fluor Corp.	48,000	2,412,000
McDermott International, Inc. (Panama)*	172,200	1,982,022
Toll Brothers, Inc.*(a)	31,900	651,398
WorleyParsons Ltd. (Australia)	39,487	1,036,740

		8,452,030

Consumer Products & Services — 2.2%
Avon Products, Inc.	242,400	4,234,728
Church & Dwight Co., Inc.	3,800	173,888
Colgate-Palmolive Co.	112,600	10,403,114
Johnson & Johnson	491,546	32,235,587
Kimberly-Clark Corp.	39,900	2,935,044
L’Oreal SA (France)	27,755	2,898,891
Procter & Gamble Co. (The)	624,655	41,670,735
Rent-A-Center, Inc.	22,900	847,300

		95,399,287

Distribution/Wholesale — 0.5%
DCC PLC (Ireland)*	117,791	2,786,798
Fastenal Co.(a)	59,000	2,572,990
Fossil, Inc.*(a)	10,300	817,408
Mitsubishi Corp. (Japan)	323,300	6,531,525
Mitsui & Co. Ltd. (Japan)	344,300	5,354,386
Pool Corp.	20,412	614,401
Taleo Corp. (Class A Stock)*	21,600	835,704

		19,513,212

Diversified Financial Services — 0.2%
Challenger Ltd. (Australia)	444,983	1,879,678
Deutsche Boerse AG (Germany)*	32,253	1,691,023
Discover Financial Services	113,700	2,728,800
Invesco Ltd. (Bermuda)	177,400	3,563,966

		9,863,467

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Machinery
Gardner Denver, Inc.	2,000	$154,120

Diversified Manufacturing — 0.4%
Cookson Group PLC (United Kingdom)	312,955	2,473,818
Ingersoll-Rand PLC (Ireland)	287,800	8,769,266
John Bean Technologies Corp.	35,524	546,004
Siemens AG (Germany)	44,828	4,289,888

		16,078,976

Diversified Operations — 1.7%
3M Co.	186,900	15,275,337
A.O. Smith Corp.	2,150	86,258
Danaher Corp.	318,100	14,963,424
General Electric Co.	1,874,700	33,575,877
Honeywell International, Inc.	193,100	10,494,985

		74,395,881

Electric — 0.3%
Calpine Corp.*	262,600	4,288,258
Edison International	155,900	6,454,260
GenOn Energy, Inc.*	188,791	492,744
MDU Resources Group, Inc.	49,500	1,062,270
PG&E Corp.	33,700	1,389,114
PNM Resources, Inc.	57,300	1,044,579

		14,731,225

Electric — Integrated — 0.5%
Exelon Corp.	334,700	14,515,939
SSE PLC (United Kingdom)	347,701	6,971,083

		21,487,022

Electronic Components & Equipment — 1.4%
A123 Systems, Inc.*(a)	95,200	153,272
Advanced Energy Industries, Inc.*	25,300	271,469
Agilent Technologies, Inc.*	79,000	2,759,470
American Science & Engineering, Inc.	5,400	367,794
AVX Corp.	34,300	437,668
Belden, Inc.	12,050	401,024
Cooper Industries PLC (Ireland)	100,800	5,458,320
CyberOptics Corp.*	9,400	73,602
Cymer, Inc.*(a)	18,200	905,632
Emerson Electric Co.	281,100	13,096,449
Energizer Holdings, Inc.*(a)	53,029	4,108,687
General Cable Corp.*	18,800	470,188
Gentex Corp.	51,700	1,529,803
Hosiden Corp. (Japan)	98,700	659,111
Hubbell, Inc. (Class B Stock)	17,400	1,163,364
Koninklijke Philips Electronics NV (Netherlands)	175,131	3,690,070
Legrand SA (France)	85,022	2,734,481
Mitsubishi Electric Corp. (Japan)	558,000	5,350,188
Nikon Corp. (Japan)	118,000	2,627,673
Nippon Electric Glass Co. Ltd. (Japan)	317,000	3,138,288
Plexus Corp.*	14,900	407,962
Samsung Electronics Co. Ltd. (South Korea)	4,835	4,440,477
Thermo Fisher Scientific, Inc.*	117,800	5,297,466
Trimble Navigation Ltd.*	11,000	477,400
Venture Corp. Ltd. (Singapore)	223,000	1,065,957

		61,085,815

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Services
Covanta Holding Corp.	57,400	$785,806

Engineering & Construction
Aegion Corp.*	46,400	711,776

Entertainment & Leisure — 0.9%
Ameristar Casinos, Inc.	9,700	167,713
Ascent Capital Group, Inc. (Class A Stock)* .	14,542	737,570
Carnival Corp. (Panama)	222,100	7,249,344
International Game Technology	315,400	5,424,880
Las Vegas Sands Corp.*	214,300	9,157,039
Madison Square Garden Co. (The) (Class A Stock)*	29,575	847,028
Nintendo Co. Ltd. (Japan)	6,000	826,296
Royal Caribbean Cruises Ltd. (Liberia)	12,400	307,148
Walt Disney Co. (The)	378,700	14,201,250

		38,918,268

Environmental Control — 0.1%
Stericycle, Inc.*(a)	54,600	4,254,432
Waste Connections, Inc.	26,375	874,067

		5,128,499

Farming & Agriculture — 0.3%
Alliance One International, Inc.*	193,900	527,408
Bunge Ltd. (Bermuda)	2,200	125,840
Monsanto Co.	141,700	9,928,919

		10,582,167

Financial – Bank & Trust — 2.8%
Australia & New Zealand Banking Group Ltd. (Australia)	315,165	6,617,849
Bank of America Corp.	1,289,391	7,169,014
Bank of Yokohama Ltd. (The) (Japan)	276,000	1,305,236
Barclays PLC (United Kingdom), ADR(a)	470,800	5,174,092
BNP Paribas SA (France)	89,610	3,519,917
City National Corp.(a)	11,800	521,324
Close Brothers Group PLC (United Kingdom)	98,648	949,069
Commerce Bancshares, Inc.	26,469	1,009,015
DBS Group Holdings Ltd. (Singapore)	311,862	2,769,863
Deutsche Bank AG (Germany)	76,847	2,927,576
East West Bancorp, Inc.	43,700	863,075
Erste Group Bank AG (Austria)	43,204	759,628
Essa Bancorp, Inc.	68,400	716,148
Fifth Third Bancorp	287,700	3,659,544
First Defiance Financial Corp	28,600	417,274
Glacier Bancorp, Inc.(a)	41,900	504,057
Intesa Sanpaolo SpA (Italy)	444,226	743,970
Louisiana Bancorp, Inc.*	33,835	536,285
Macquarie Group Ltd. (Australia)	87,732	2,134,727
Mitsubishi UFJ Financial Group, Inc. (Japan)	602,200	2,558,392
Nordea Bank AB (Sweden)	376,112	2,910,174
Northern Trust Corp.	132,600	5,258,916
PNC Financial Services Group, Inc.	115,400	6,655,118
Popular, Inc. (Puerto Rico)*	304,200	422,838
Sandy Spring Bancorp, Inc.	47,200	828,360
Standard Chartered PLC (United Kingdom) .	247,117	5,407,315
State Street Corp.	119,600	4,821,076
Swedbank AB (Sweden) (Class A Stock)	334,438	4,332,306
TCF Financial Corp.(a)	50,120	517,238

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial — Bank & Trust (continued)
U.S. Bancorp	487,400	$13,184,170
Wells Fargo & Co.	1,009,124	27,811,457
Westamerica Bancorporation	17,200	755,080
Zions Bancorporation(a)	78,300	1,274,724

		119,034,827

Financial Services — 2.7%
American Express Co.	183,400	8,650,978
Ameriprise Financial, Inc.	65,700	3,261,348
BM&FBOVESPA SA (Brazil)	489,800	2,573,403
China Citic Bank Corp. Ltd. (China) (Class H Stock)	3,673,270	2,066,823
Citigroup, Inc.	494,340	13,006,085
CME Group, Inc.	25,600	6,237,952
Credit Suisse Group AG (Switzerland)*	104,572	2,457,047
Eaton Vance Corp.(a)	32,600	770,664
Franklin Resources, Inc.	27,300	2,622,438
Goldman Sachs Group, Inc. (The)	82,500	7,460,475
Heartland Payment Systems, Inc.	18,070	440,185
Interactive Brokers Group, Inc. (Class A Stock)	26,100	389,934
JPMorgan Chase & Co.	825,168	27,436,836
Legg Mason, Inc.(a)	131,400	3,160,170
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	60,090	2,381,116
Moody’s Corp.(a)	173,800	5,853,584
Morgan Stanley	437,400	6,617,862
NYSE Euronext, Inc.(a)	109,200	2,850,120
Raymond James Financial, Inc.	32,820	1,016,107
SLM Corp.	221,400	2,966,760
Societe Generale (France)	41,251	918,558
Stifel Financial Corp.*(a)	15,600	499,980
TD Ameritrade Holding Corp.	172,300	2,696,495
Visa, Inc. (Class A Stock)	87,200	8,853,416
Waddell & Reed Financial, Inc. (Class A Stock)	33,200	822,364

		116,010,700

Food — 2.0%
Archer-Daniels-Midland Co.	67,900	1,941,940
Compass Group PLC (United Kingdom)	429,341	4,073,912
General Mills, Inc.	248,000	10,021,680
House Foods Corp. (Japan)	54,100	1,017,758
Kellogg Co.(a)	140,900	7,125,313
Kraft Foods, Inc. (Class A Stock)	242,785	9,070,448
Kroger Co. (The)	321,300	7,781,886
Nestle SA (Switzerland)	278,580	16,015,458
Senomyx, Inc.*	109,500	381,060
Tesco PLC (United Kingdom)	1,837,660	11,513,914
Tootsie Roll Industries, Inc.(a)	24,340	576,128
Unilever PLC (United Kingdom)	208,114	6,990,784
Whole Foods Market, Inc.	103,500	7,201,530

		83,711,811

Healthcare Services — 1.0%
Advisory Board Co. (The)*	7,830	581,064
AMERIGROUP Corp.*(a)	18,100	1,069,348
Community Health Systems, Inc.*	10,100	176,245
Covance, Inc.*	19,600	896,112
Edwards Lifesciences Corp.*	40,600	2,870,420

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Services (continued)
HCA Holdings, Inc.*	119,600	$2,634,788
Health Management Associates, Inc. (Class A Stock)*	61,900	456,203
Humana, Inc.	22,900	2,006,269
LifePoint Hospitals, Inc.*	16,600	616,690
Medco Health Solutions, Inc.*	69,400	3,879,460
Omnicare, Inc.	26,100	899,145
Quest Diagnostics, Inc.	53,100	3,082,986
UnitedHealth Group, Inc.	281,100	14,246,148
WellPoint, Inc.	108,300	7,174,875

		40,589,753

Home Builders — 0.1%
Persimmon PLC (United Kingdom)	495,543	3,616,990
Thor Industries, Inc.	11,300	309,959

		3,926,949

Home Furnishings — 0.1%
Harman International Industries, Inc.	63,500	2,415,540
Tempur-Pedic International, Inc.*	3,900	204,867

		2,620,407

Hotels & Motels — 0.2%
Accor SA (France)	73,319	1,858,477
Choice Hotels International, Inc.	21,500	818,075
Marriott International, Inc. (Class A Stock)	79,948	2,332,083
MGM Resorts International*	56,531	589,618
Starwood Hotels & Resorts Worldwide, Inc.	52,500	2,518,425
Wynn Resorts Ltd.	8,900	983,361

		9,100,039

Industrial Products — 0.3%
Actuant Corp. (Class A Stock)(a)	15,600	353,964
Culp, Inc.*	51,600	439,632
Harsco Corp.	22,700	467,166
Makita Corp. (Japan)	33,400	1,080,933
Mohawk Industries, Inc.*	8,900	532,665
Myers Industries, Inc.	39,500	487,430
Nucor Corp.	79,000	3,126,030
Precision Castparts Corp.	37,800	6,229,062

		12,716,882

Insurance — 2.5%
Aflac, Inc.	102,600	4,438,476
AIA Group Ltd. (Hong Kong)	1,001,800	3,127,965
Allstate Corp. (The)	268,700	7,365,067
Aon Corp.(a)	167,200	7,824,960
AXA SA (France)	405,239	5,268,395
Berkshire Hathaway, Inc. (Class B Stock)*	234,700	17,907,610
Chubb Corp. (The)	132,900	9,199,338
Employers Holdings, Inc.	27,700	501,093
Infinity Property & Casualty Corp.(a)	14,500	822,730
ING Groep NV (Netherlands), CVA*	179,044	1,288,403
Loews Corp.	79,700	3,000,705
Markel Corp.*(a)	2,400	995,208
Marsh & McLennan Cos., Inc.	232,200	7,342,164
MetLife, Inc.	292,100	9,107,678
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	30,963	3,798,192
Principal Financial Group, Inc.	98,200	2,415,720
ProAssurance Corp.	12,900	1,029,678

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Prudential PLC (United Kingdom)	212,625	$2,108,353
QBE Insurance Group Ltd. (Australia)	176,452	2,337,148
Radian Group, Inc.	7,800	18,252
SeaBright Holdings, Inc.	54,900	419,985
Selective Insurance Group, Inc.	52,200	925,506
Sony Financial Holdings, Inc. (Japan)	216,400	3,188,224
StanCorp Financial Group, Inc.	12,000	441,000
Sun Life Financial, Inc. (Canada)	177,500	3,293,006
Swiss Life Holding AG (Switzerland)*	18,381	1,690,747
Travelers Cos., Inc. (The)	48,700	2,881,579
W.R. Berkley Corp.	32,300	1,110,797
White Mountains Insurance Group Ltd. (Bermuda)	1,400	634,844

		104,482,823

Internet Services — 1.7%
Amazon.com, Inc.*	87,800	15,198,180
Ariba, Inc.*	36,200	1,016,496
eBay, Inc.*	61,300	1,859,229
Google, Inc. (Class A Stock)*	54,600	35,266,140
Groupon, Inc.*(a)	86,380	1,782,019
Kakaku.com, Inc. (Japan)	58,300	2,137,490
Liberty Media Holding Corp. - Interactive (Class A Stock)*	174,200	2,824,653
NetFlix, Inc.*(a)	32,500	2,251,925
Opentable, Inc.*(a)	12,000	469,560
priceline.com, Inc.*	18,500	8,652,635
Tencent Holdings Ltd. (China)	100,700	2,023,958

		73,482,285

Machinery & Equipment — 0.6%
Applied Industrial Technologies, Inc.	26,700	939,039
Babcock & Wilcox Co. (The)*	16,850	406,759
Caterpillar, Inc.(a)	116,000	10,509,600
Cummins, Inc.	84,700	7,455,294
Joy Global, Inc.	42,300	3,171,231
Middleby Corp.*	7,170	674,267
Modec, Inc. (Japan)	40,200	693,067
Nordson Corp.	22,000	905,960
Stanley Black & Decker, Inc.	23,100	1,561,560
Toshiba Machine Co. Ltd. (Japan)	141,000	710,770

		27,027,547

Manufacturing — 0.1%
Koppers Holdings, Inc.	27,000	927,720
Pall Corp.	56,100	3,206,115

		4,133,835

Media — 1.1%
AMC Networks, Inc. (Class A Stock)*	18,875	709,322
Charter Communications, Inc. (Class A Stock)*	14,000	797,160
Comcast Corp. (Class A Stock)	551,300	13,071,323
Discovery Communications, Inc. (Class C Stock)*	111,826	4,215,840
Informa PLC (United Kingdom)	375,282	2,105,687
Jupiter Telecommunications Co. Ltd. (Japan)	3,551	3,598,519
Liberty Global, Inc. (Class A Stock)*	40,832	1,675,337
Liberty Media Corp. - Liberty Capital (Class A Stock)*	10,300	803,915

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
McGraw-Hill Cos., Inc. (The)	22,500	$1,011,825
Television Broadcasts Ltd. (Hong Kong)	257,000	1,558,558
Time Warner Cable, Inc.	84,090	5,345,601
Time Warner, Inc.(a)	269,133	9,726,467

		44,619,554

Medical Products — 0.2%
Boston Scientific Corp.*	356,500	1,903,710
Fresenius Se & Co KGaA (Germany)	53,283	4,929,358
St. Jude Medical, Inc.	69,900	2,397,570

		9,230,638

Medical Supplies & Equipment — 1.7%
Abbott Laboratories	148,900	8,372,647
Amgen, Inc.	198,700	12,758,527
Baxter International, Inc.	126,800	6,274,064
C.R. Bard, Inc.	23,600	2,017,800
Charles River Laboratories International, Inc.*	4,400	120,252
Covidien PLC (Ireland)	147,950	6,659,230
DaVita, Inc.*(a)	35,400	2,683,674
DENTSPLY International, Inc.	184,000	6,438,160
Elekta AB (Sweden) (Class B Stock)	96,342	4,178,709
Gen-Probe, Inc.*	13,020	769,742
Henry Schein, Inc.*	19,500	1,256,385
Hologic, Inc.*	25,440	445,454
McKesson Corp.	90,500	7,050,855
STERIS Corp.	19,000	566,580
Stryker Corp.	172,000	8,550,120
Techne Corp.	2,200	150,172
Terumo Corp. (Japan)	36,600	1,723,724
Thoratec Corp.*(a)	3,600	120,816
Zimmer Holdings, Inc.*	70,800	3,782,136

		73,919,047

Metals & Mining — 1.2%
Allied Nevada Gold Corp.*	24,500	741,860
Antofagasta PLC (United Kingdom)	100,665	1,899,428
Arch Coal, Inc.	114,980	1,668,360
BHP Billiton Ltd. (Australia)	200,986	7,075,654
Carpenter Technology Corp.	18,500	952,380
Cliffs Natural Resources, Inc.	42,100	2,624,935
Cloud Peak Energy, Inc.*	11,500	222,180
Freeport-McMoRan Copper & Gold, Inc.	201,890	7,427,533
Haynes International, Inc.	9,400	513,240
Kobe Steel Ltd. (Japan)	613,000	947,733
Newmont Mining Corp.	89,200	5,352,892
Rio Tinto Ltd. (Australia)	100,823	6,218,231
Rio Tinto PLC (United Kingdom)	73,273	3,556,003
SSAB AB (Sweden) (Class A Stock)	276,860	2,439,907
Steel Dynamics, Inc.	42,300	556,245
Umicore SA (Belgium)	74,370	3,067,588
United States Steel Corp.(a)	59,800	1,582,308
Vulcan Materials Co.(a)	127,000	4,997,450
Westmoreland Coal Co.*	65,900	840,225

		52,684,152

Office Equipment — 0.2%
Canon, Inc. (Japan)	100,950	4,472,385
Herman Miller, Inc.	33,000	608,850

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Office Equipment (continued)
Xerox Corp.	295,200	$2,349,792

		7,431,027

Oil & Gas — 7.3%
ABB Ltd. (Switzerland)*	171,719	3,232,186
Apache Corp.	21,600	1,956,528
Baker Hughes, Inc.	143,240	6,967,194
Beach Energy Ltd. (Australia)	2,508,505	3,168,632
BG Group PLC (United Kingdom)	225,123	4,812,427
BP PLC (United Kingdom), ADR	132,000	5,641,680
Cameron International Corp.*	33,600	1,652,784
Chesapeake Utilities Corp.	14,300	619,905
Chevron Corp.	411,122	43,743,381
China Oilfield Services Ltd. (China) (Class H Stock)	2,208,000	3,485,448
Cimarex Energy Co.(a)	35,700	2,209,830
Complete Production Services, Inc.*	25,880	868,533
Concho Resources, Inc.*	41,900	3,928,125
ConocoPhillips	158,300	11,535,321
Contango Oil & Gas Co.*	11,700	680,706
Devon Energy Corp.	123,300	7,644,600
ENI SpA (Italy)	176,369	3,654,524
EOG Resources, Inc.	50,200	4,945,202
EQT Corp.	36,200	1,983,398
Exterran Holdings, Inc.*(a)	19,500	177,450
Exxon Mobil Corp.	934,412	79,200,761
FMC Technologies, Inc.*(a)	133,036	6,948,470
Forest Oil Corp.*	11,600	157,180
Fugro NV (Netherlands), CVA	17,836	1,036,365
GDF Suez (France)	169,343	4,628,906
GeoMet, Inc.*	106,600	99,138
Goodrich Petroleum Corp.*(a)	25,900	355,607
Halliburton Co.	97,800	3,375,078
Hess Corp.	86,400	4,907,520
Hollyfrontier Corp.	27,060	633,204
Marathon Petroleum Corp.	90,800	3,022,732
Murphy Oil Corp.	110,300	6,148,122
National Fuel Gas Co.	11,100	616,938
Newfield Exploration Co.*	94,200	3,554,166
Noble Corp. (Switzerland)*	103,700	3,133,814
Northern Oil and Gas, Inc.*(a)	43,800	1,050,324
Oasis Petroleum, Inc.*(a)	26,500	770,885
Occidental Petroleum Corp.	125,500	11,759,350
Petroleo Brasileiro SA (Brazil), ADR	134,000	3,147,660
Quicksilver Resources, Inc.*(a)	35,400	237,534
Range Resources Corp.	12,000	743,280
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR(a)	208,800	15,870,888
Saipem SpA (Italy)	56,854	2,417,206
Schlumberger Ltd. (Netherlands)	323,015	22,065,155
Sempra Energy	111,700	6,143,500
Southwestern Energy Co.*	96,400	3,079,016
Statoil ASA (Norway)	302,959	7,775,518
Suncor Energy, Inc. (Canada)	69,100	1,992,153
Ultra Petroleum Corp. (Canada)*	15,700	465,191
Valero Energy Corp.	105,500	2,220,775
Venoco, Inc.*	29,900	202,423
Whiting Petroleum Corp.*	21,300	994,497

		311,661,210

COMMON STOCKS (continued)	Shares	Value (Note 2)

Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	22,462	$799,872
Domtar Corp.	11,666	932,813
International Paper Co.	138,000	4,084,800
Weyerhaeuser Co.	170,746	3,187,828

		9,005,313

Pharmaceuticals — 3.2%
Alkermes PLC (Ireland)*(a)	14,400	249,984
Allergan, Inc.	60,600	5,317,044
AmerisourceBergen Corp.	58,300	2,168,177
Astellas Pharma, Inc. (Japan)	90,400	3,676,134
Biogen Idec, Inc.*	42,800	4,710,140
BioMarin Pharmaceutical, Inc.*(a)	12,000	412,560
Bristol-Myers Squibb Co.	293,000	10,325,320
Celgene Corp.*	122,500	8,281,000
Chugai Pharmaceutical Co. Ltd. (Japan)	63,000	1,038,677
CSL Ltd. (Australia)	112,499	3,682,041
Express Scripts, Inc.*(a)	119,000	5,318,110
GlaxoSmithKline PLC (United Kingdom)	9,997	228,454
GlaxoSmithKline PLC (United Kingdom), ADR(a)	313,600	14,309,568
Hospira, Inc.*	26,300	798,731
Human Genome Sciences, Inc.*(a)	55,200	407,928
Idenix Pharmaceuticals, Inc.*(a)	66,300	493,603
Medicines Co. (The)*	20,700	385,848
Medicis Pharmaceutical Corp. (Class A Stock)	16,700	555,275
Merck & Co., Inc.	565,189	21,307,625
Neurocrine Biosciences, Inc.*	102,500	871,250
Pfizer, Inc.	1,513,874	32,760,233
Pharmacyclics, Inc.*(a)	62,100	920,322
Roche Holding AG (Switzerland)	20,390	3,455,859
Sanofi (France)	186,737	13,715,557
Theravance, Inc.*(a)	18,800	415,480
Vertex Pharmaceuticals, Inc.*	6,500	215,865

		136,020,785

Pipelines — 0.6%
El Paso Corp.	240,400	6,387,428
Spectra Energy Corp.	311,000	9,563,250
Williams Cos., Inc. (The)	261,900	8,647,938

		24,598,616

Printing & Publishing
Consolidated Graphics, Inc.*	12,260	591,913

Real Estate Investment Trusts — 1.3%
Camden Property Trust(a)	18,100	1,126,544
Duke Realty Corp.(a)	87,500	1,054,375
EastGroup Properties, Inc.	21,200	921,776
General Growth Properties, Inc.*	238,800	3,498,420
Goldcrest Co. Ltd. (Japan)	31,840	506,743
Kerry Properties Ltd. (Bermuda)	731,500	2,420,564
LaSalle Hotel Properties(a)	35,800	866,718
Lennar Corp. (Class A Stock)(a)	84,100	1,652,565
Mitsui Fudosan Co. Ltd. (Japan)	148,000	2,157,412
PDG Realty SA Empreendimentos e Participacoes (Brazil)	528,300	1,671,074
Potlatch Corp.	26,660	829,393
Prologis, Inc.	115,091	3,290,452
Public Storage(a)	41,558	5,587,889

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Regency Centers Corp.(a)	27,600	$1,038,312
Rouse Properties, Inc.*	424	5,402
Simon Property Group, Inc.	87,661	11,303,009
SL Green Realty Corp.(a)	16,018	1,067,440
Soho China Ltd. (Cayman Islands)	4,599,000	3,061,421
St. Joe Co. (The)*(a)	25,100	367,966
Unibail-Rodamco SE (France)	22,029	3,960,174
Vornado Realty Trust	69,400	5,334,084
Weingarten Realty Investors	45,030	982,555
Westfield Retail Trust (Australia)	1,235,034	3,145,344

		55,849,632

Restaurants — 0.6%
McDonald’s Corp.	148,600	14,909,038
Sonic Corp.*	45,825	308,402
Starbucks Corp.	209,800	9,652,898

		24,870,338

Retail & Merchandising — 2.8%
American Eagle Outfitters, Inc.	46,300	707,927
Ascena Retail Group, Inc.*(a)	10,819	321,541
Bed Bath & Beyond, Inc.*	113,600	6,585,392
CarMax, Inc.*(a)	264,200	8,052,816
Casey’s General Stores, Inc.	9,000	463,590
Chico’s FAS, Inc.	54,300	604,902
Chipotle Mexican Grill, Inc.*(a)	12,800	4,323,072
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	122,146	6,178,171
CVS Caremark Corp.	197,376	8,048,993
Dick’s Sporting Goods, Inc.(a)	28,800	1,062,144
Dollar General Corp.*	125,500	5,163,070
Esprit Holdings Ltd. (Bermuda)	307,216	396,352
FamilyMart Co. Ltd. (Japan)	82,900	3,349,604
Hibbett Sports, Inc.*(a)	14,800	668,664
Home Depot, Inc. (The)	231,000	9,711,240
Inditex SA (Spain)	33,338	2,730,381
J.C. Penney Co., Inc.(a)	47,500	1,669,625
Kingfisher PLC (United Kingdom)	894,439	3,482,356
Kohl’s Corp.	199,400	9,840,390
Lojas Renner SA (Brazil)	53,000	1,375,542
Lowe’s Cos., Inc.(a)	54,600	1,385,748
Macy’s, Inc.	180,300	5,802,054
Pantry, Inc. (The)*	32,500	389,025
Parkson Retail Group Ltd. (Cayman Islands)	2,271,500	2,784,317
PPR (France)	30,058	4,304,559
Ross Stores, Inc.	134,300	6,383,279
Target Corp.	130,600	6,689,332
Walgreen Co.(a)	28,700	948,822
Wal-Mart Stores, Inc.	111,900	6,687,144
Williams-Sonoma, Inc.	24,300	935,550
Yum! Brands, Inc.	110,300	6,508,803

		117,554,405

Savings & Loan
Capitol Federal Financial, Inc.	30,000	346,200

Schools
Corinthian Colleges, Inc.*(a)	128,400	278,628

Semiconductors — 1.6%
Advanced Micro Devices, Inc.*(a)	653,500	3,528,900
Applied Materials, Inc.	505,100	5,409,621

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (continued)
ASML Holding NV (Netherlands)	120,435	$5,061,964
Atmel Corp.*	814,400	6,596,640
Broadcom Corp. (Class A Stock)*	375,980	11,038,773
BTU International, Inc.*	16,300	42,380
Cree, Inc.*	34,900	769,196
Hamamatsu Photonics KK (Japan)	86,500	3,026,432
Intel Corp.	129,900	3,150,075
Intersil Corp. (Class A Stock)	37,200	388,368
Lam Research Corp.*	24,500	906,990
Marvell Technology Group Ltd. (Bermuda)*	437,700	6,062,145
Maxim Integrated Products, Inc.	35,000	911,400
Micron Technology, Inc.*	1,610,300	10,128,787
NVIDIA Corp.*(a)	123,800	1,715,868
ON Semiconductor Corp.*	125,710	970,481
Rovi Corp.*	3,800	93,404
Semtech Corp.*	35,110	871,430
Supertex, Inc.*	32,600	615,488
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	994,749	2,490,240
Texas Instruments, Inc.	130,000	3,784,300

		67,562,882

Software
Fidelity National Information Services, Inc.	50,200	1,334,818

Telecommunications — 3.2%
Alcatel-Lucent (France)*	734,307	1,147,102
America Movil SAB de CV (Mexico) (Class L Stock), ADR	207,100	4,680,460
American Tower Corp. (Class A Stock)	118,235	7,095,282
Aruba Networks, Inc.*(a)	37,580	695,982
AT&T, Inc.	1,626,217	49,176,802
Corning, Inc.	216,300	2,807,574
Crown Castle International Corp.*	113,200	5,071,360
Finisar Corp.*(a)	45,137	755,819
Hutchison Telecommunications Hong Kong Holdings Ltd. (Cayman Islands)	2,157,000	830,406
Ixia*(a)	92,300	970,073
Juniper Networks, Inc.*	266,500	5,439,265
KDDI Corp. (Japan)	471	3,029,037
Leap Wireless International, Inc.*	65,900	612,211
Lumos Networks Corp.	21,850	335,179
NII Holdings, Inc.*	12,500	266,250
NTELOS Holdings Corp.	21,850	445,303
QUALCOMM, Inc.	315,200	17,241,440
Rignet, Inc.*	9,400	157,356
SBA Communications Corp. (Class A Stock)*(a)	14,800	635,808
Softbank Corp. (Japan)	100,000	2,945,303
Sprint Nextel Corp.*	1,330,700	3,113,838
Telecom Italia SpA (Italy)	4,705,987	4,214,771
Telefonica SA (Spain)	317,649	5,502,792
Telstra Corp. Ltd. (Australia)	1,173,572	3,997,090
Verizon Communications, Inc.	8,000	320,960
Vodafone Group PLC (United Kingdom), ADR	467,392	13,100,998

		134,588,461

Tobacco — 0.5%
Philip Morris International, Inc.	281,600	22,099,968

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value . (Note 2)

Toys — 0.1%
Hasbro, Inc.	85,200	$2,717,028
Mattel, Inc.(a)	43,000	1,193,680

		3,910,708

Transportation — 1.3%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	439	2,898,487
C.H. Robinson Worldwide, Inc.	33,200	2,316,696
Cargotec Oyj (Finland) (Class B Stock)	42,477	1,263,342
Central Japan Railway Co. (Japan)	495	4,180,200
CSX Corp.	416,200	8,765,172
Expeditors International of Washington, Inc. .	19,200	786,432
FedEx Corp.	84,000	7,014,840
Greenbrier Cos., Inc.*(a)	36,000	874,080
Kansas City Southern*	13,600	924,936
Knight Transportation, Inc.	45,200	706,928
Nippon Yusen Kabushiki Kaisha (Japan)	201,000	514,447
RailAmerica, Inc.*	23,600	351,404
Ryder System, Inc.	46,500	2,471,010
Union Pacific Corp.	91,100	9,651,134
United Parcel Service, Inc. (Class B Stock) .	174,400	12,764,336
UTi Worldwide, Inc. (British Virgin Islands)	30,500	405,345

		55,888,789

Utilities — 1.1%
AES Corp. (The)*	773,900	9,162,976
CenterPoint Energy, Inc.	184,700	3,710,623
E.ON AG (Germany)	201,206	4,341,039
Entergy Corp.	118,900	8,685,645
FirstEnergy Corp.	220,008	9,746,354
Great Plains Energy, Inc.(a)	38,500	838,530
OGE Energy Corp.	16,700	947,057
PPL Corp.	28,000	823,760
SembCorp Industries Ltd. (Singapore)	1,525,911	4,764,612
Southwest Gas Corp.	25,180	1,069,898
Sumco Corp. (Japan)*	152,300	1,125,876
TECO Energy, Inc.	131,400	2,514,996

		47,731,366

TOTAL COMMON STOCKS (cost $2,746,150,596)		2,770,526,639

PREFERRED STOCKS — 0.2%
Automobile Manufacturers — 0.1%
Volkswagen AG (Germany) (PRFC)	35,251	5,280,921

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	25,900	500,906

Financial Services
Ally Financial, Inc., 144A, 7.000%	725	519,757
Ally Financial, Inc., Series A, CVT, 8.500%* .	27,050	497,450

		1,017,207

Telecommunications — 0.1%
Lucent Technologies Capital Trust I, CVT, 7.750%*	1,700	1,043,800

TOTAL PREFERRED STOCKS (cost $7,887,803)		7,842,834

WARRANTS*	Units	Value (Note 2)

Clothing & Apparel
Anvil Holdings, Inc. Class A Stock, expiring on 02/05/12(g)	1,395	$28
Anvil Holdings, Inc. Class B Stock, expiring on 02/05/12(g)	1,550	16

TOTAL WARRANTS (cost $0)		44

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.5%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A
4.060%	05/16/16(g)	Aaa	$1,625	1,695,373
Series 2010-1, Class A4
2.300%	12/15/14	Aaa	630	643,798
Ally Master Owner Trust,
Series 2011-3, Class A2
1.810%	05/15/16	Aaa	2,490	2,501,793
AmeriCredit Automobile Receivables Trust,
Series 2010-2, Class B
2.730%	03/09/15	Aaa	1,017	1,021,645
Series 2011-5, Class A3
1.550%	07/08/16	Aaa	1,930	1,928,313
CarMax Auto Owner Trust,
Series 2009-2, Class B
4.650%	08/17/15	AA+(d)	1,335	1,413,568
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.630%	09/15/15	Aaa	118	124,464
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	Caa1	23	16,122
CNH Equipment Trust,
Series 2009-C, Class A3
1.850%	12/16/13	Aaa	6	5,975
Series 2010-C, Class A4
1.750%	05/16/16	Aaa	1,900	1,923,011
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.899%(c)	01/25/34	Caa3	951	599,987
Ford Credit Auto Owner Trust,
Series 2009-D, Class D, 144A
8.140%	02/15/16(g)	Aaa	400	440,958
GE Dealer Floorplan Master Note Trust,
Series 2011-1, Class A
0.885%	07/20/16	Aaa	1,665	1,663,350
Huntington Auto Trust,
Series 2011-1A, 144A
1.840%	01/17/17(g)	Aa2	120	119,549
Series 2011-1A, Class C, 144A
2.530%	03/15/17(g)	A2	575	572,801
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.354%(c)	11/25/36	A1	2	2,042
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A, 144A
5.737%	04/20/28(g)	Aaa	99	102,688

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2006-2A, Class A, 144A
5.362%		10/20/28(g)	Aaa	$27	$27,806
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
1.044%	(c)	09/25/35	Baa1	648	598,692
Navistar Financial Corp. Owner Trust,
Series 2010-A, Class B, 144A
4.170%		10/20/14(g)	Aa2	1,370	1,408,465
Nordstrom Private Label Credit Card Master Note Trust,
Series 2011-1A, Class A, 144A
2.280%		11/15/19(g)	Aaa	2,240	2,239,263
SMART Trust (Australia),
Series 2011-1USA, Class A3A, 144A
1.770%		10/14/14(g)	Aaa	1,270	1,270,494
Series 2011-2USA, Class A3A, 144A
1.540%		03/14/15(g)	Aaa	830	825,916
World Omni Auto Receivables Trust,
Series 2011-B, Class A3
0.960%		08/15/16	Aaa	2,180	2,173,277

TOTAL ASSET-BACKED SECURITIES (cost $23,180,808)					23,319,350

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
American Tower Trust,
Series 2007-1A, Class D, 144A
5.957%		04/15/37(g)	Baa2	250	265,113
Banc of America Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501%	(c)	07/10/43	Aaa	190	189,471
Series 2007-1, Class AAB
5.422%		01/15/49	Aaa	3,090	3,287,482
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2007-5, Class A4
5.492%		02/10/51	A+(d)	3,863	4,169,675
Series 2008-1, Class A4
6.205%		02/10/51	Aaa	3,505	3,956,013
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804%		09/11/42	Aaa	273	284,619
Series 2006-PW12, Class A4
5.902%	(c)	09/11/38	Aaa	300	334,638
Series 2007-PW17, Class A4
5.694%	(c)	06/11/50	A+(d)	2,660	2,928,966
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
6.007%	(c)	12/10/49	Aaa	2,045	2,282,680
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2
3.642%		08/10/44	Aaa	1,365	1,437,951
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C2, Class A2
6.700%		04/15/34	AAA(d)	16	15,695
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A3
4.569%		08/10/42	Aaa	800	808,838
Series 2005-GG3, Class AAB
4.619%		08/10/42	Aaa	96	98,966

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-GG7, Class A4
5.882%		07/10/38	Aaa	$1,775	$1,971,874
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%	(c)	04/10/38	AA-(d)	1,815	1,973,332
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%	(c)	10/15/42	Aaa	216	224,953
Series 2006-CB15, Class A4
5.814%	(c)	06/12/43	Aaa	1,450	1,568,346
Series 2006-CB16, Class A4
5.552%		05/12/45	Aaa	1,635	1,794,597
Series 2006-LDP7, Class A4
5.875%		04/15/45	Aaa	2,515	2,822,662
Series 2007-C1, Class A4
5.716%		02/15/51	Aaa	3,845	4,162,343
Series 2011-C3, Class B, 144A
5.013%	(c)	02/15/46(g)	AA(d)	345	321,223
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.067%	(c)	06/15/38	Aaa	2,425	2,719,696
Series 2006-C7, Class A3
5.347%		11/15/38	AAA(d)	861	922,044
Series 2007-C2, Class A3
5.430%		02/15/40	A-(d)	260	277,331
Merrill Lynch Mortgage Trust,
Series 2007-C1, Class A4
6.027%	(c)	06/12/50	A+(d)	3,355	3,617,438
Morgan Stanley Capital I,
Series 2007-HQ11, Class A4
5.447%	(c)	02/12/44	Aaa	2,430	2,658,209
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%	(c)	03/15/45	Aaa	2,108	2,325,434
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class B, 144A
5.174%		02/15/44(g)	Aa2	700	664,824

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $46,148,752)					48,084,413

CORPORATE OBLIGATIONS — 11.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
10.000%		07/15/17	Baa3	515	588,388
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%		08/15/18	Caa2	250	228,750
Sr. Notes, 144A
10.000%		08/15/18	Caa2	375	343,125
Lamar Media Corp.,
Gtd. Notes
7.875%		04/15/18(a)	B1	1,275	1,351,500
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
4.450%		08/15/20	Baa1	605	623,626

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Advertising (continued)
6.250%	07/15/19	Baa1	$840	$957,559
WPP Finance 2010 (United Kingdom),
Gtd. Notes, 144A
4.750%	11/21/21(g)	Baa3	320	317,668

				4,410,616

Aerospace & Defense — 0.1%
Ducommun, Inc.,
Sr. Notes, 144A
9.750%	07/15/18	B3	300	304,500
Esterline Technologies Corp.,
Gtd. Notes
7.000%	08/01/20	Ba3	125	131,875
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17	B3	500	512,500
L-3 Communications Corp.,
Gtd. Notes
4.750%	07/15/20	Baa3	1,365	1,348,688
6.375%	10/15/15	Ba1	200	205,000
Moog, Inc.,
Sr. Sub. Notes
7.250%	06/15/18	Ba3	75	79,125
Sequa Corp.,
Gtd. Notes, 144A
11.750%	12/01/15	Caa2	175	186,375
Gtd. Notes, PIK, 144A
13.500%	12/01/15	Caa2	75	80,250
Spirit Aerosystems, Inc.,
Gtd. Notes
7.500%	10/01/17	Ba3	75	81,375
Transdigm, Inc.,
Gtd. Notes
7.750%	12/15/18	B3	450	483,750

				3,413,438

Agriculture
Mriya Agro Holding PLC (Cyprus),
Sr. Unsec’d. Notes, 144A
10.950%	03/30/16	B(d)	300	262,213

Airlines — 0.1%
Continental Airlines 2009-1 Pass-Through Trust,
Pass-Through Certificates
9.000%	07/08/16	Baa2	383	420,416
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21	Baa2	260	279,330
Continental Airlines 2009-2 Class B Pass-Through Trust,
Pass-Through Certificates
9.250%	05/10/17	Ba2	21	21,584
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	01/12/21(a)	Baa2	275	280,500
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15	Ba2	675	642,938
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Series 21-2, Pass-Through Certificates
4.950%	05/23/19	Baa2	443	451,003

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Airlines (continued)
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Series 211-1, Pass-Through Certificates
5.300%	04/15/19	Baa2	$185	$186,850
Delta Air Lines, Inc.,
Sec’d. Notes, 144A
12.250%	03/15/15(a)	B2	775	809,875
Sr. Sec’d. Notes, 144A
9.500%	09/15/14(a)	Ba2	377	388,310
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	03/01/17	Baa3	675	711,393
TAM Capital 2, Inc. (Cayman Islands),
Gtd. Notes
9.500%	01/29/20	B+(d)	470	501,725
TAM Capital 3, Inc. (Cayman Islands),
Gtd. Notes, 144A
8.375%	06/03/21	B+(d)	270	272,700
United Air Lines, Inc.,
Sec’d. Notes, 144A
12.000%	11/01/13	B3	75	78,188

				5,044,812

Automobile Manufacturers
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31	Ba2	725	870,000
Oshkosh Corp.,
Gtd. Notes
8.250%	03/01/17	B2	150	156,000
8.500%	03/01/20	B2	150	154,500

				1,180,500

Automotive Parts — 0.1%
Affinia Group, Inc.,
Sr. Sec’d. Notes, 144A
10.750%	08/15/16	B1	22	23,870
Allison Transmission, Inc.,
Gtd. Notes, 144A
7.125%	05/15/19	Caa1	225	220,500
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.750%	08/15/20	B1	125	137,812
10.500%	05/15/16	B1	48	52,920
O’Reilly Automotive, Inc.,
Gtd. Notes
4.875%	01/14/21	Baa3	1,110	1,181,082
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.500%	04/15/16	B2	125	120,312
RSC Equipment Rental, Inc./RSC Holdings III LLC,
Gtd. Notes
8.250%	02/01/21	Caa1	25	25,312
Tomkins LLC/Tomkins, Inc.,
Sec’d. Notes
9.000%	10/01/18	B1	649	719,579

				2,481,387

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Beverages — 0.1%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.500%	11/15/15	Aa3	$670	$679,140
Coca-Cola Femsa SAB de CV (Mexico),
Sr. Unsec’d. Notes
4.625%	02/15/20	A2	1,060	1,171,300
Corp. Lindley SA (Peru),
Sr. Unsec’d. Notes, 144A
6.750%	11/23/21	BB+(d)	145	147,900
Cott Beverages, Inc.,
Gtd. Notes
8.125%	09/01/18	B3	425	459,000
8.375%	11/15/17	B3	175	188,781
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.200%	11/15/21	Baa1	465	471,822
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22(g)	Baa3	520	544,744

				3,662,687

Biotechnology
Bio-Rad Laboratories, Inc.,
Sr. Sub. Notes
8.000%	09/15/16	Ba2	125	136,875
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.050%	12/01/16	Baa1	310	317,280

				454,155

Broadcasting — 0.1%
Clear Channel Communications, Inc.,
Gtd. Notes, PIK
11.000%	08/01/16	Ca	975	614,250
Sr. Unsec’d. Notes
7.250%	10/15/27	Ca	125	51,562
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
8.375%	03/01/39(g)	Baa2	555	743,122
Fisher Communications, Inc.,
Gtd. Notes
8.625%	09/15/14	B1	16	16,280
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.,
Sec’d. Notes
8.875%	04/15/17	B3	600	615,000

				2,040,214

Building & Construction
Dycom Investments, Inc.,
Gtd. Notes
7.125%	01/15/21	Ba3	350	353,500
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes, 144A
8.625%	05/15/19	B2	450	420,750

				774,250

Building Materials — 0.2%
Associated Materials LLC,
Sr. Sec’d. Notes
9.125%	11/01/17(a)	B3	550	479,875

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Building Materials (continued)
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%		05/01/21	Ba3		$650	$682,500
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.579%	(c)	09/30/15	B-(d)		375	280,506
9.000%		01/11/18	B-(d)		200	159,500
China Shanshui Cement Group Ltd. (Cayman Islands),
Gtd. Notes, 144A
8.500%		05/25/16	BB-(d)		900	848,250
Corp. GEO SAB de CV (Mexico),
Gtd. Notes, 144A
9.250%		06/30/20	Ba3		290	283,475
Euramax International, Inc.,
Sr. Sec’d. Notes, 144A
9.500%		04/01/16	Caa1		375	292,500
Heidelbergcement Finance BV (Netherlands),
Gtd. Notes
8.000%		01/31/17	Ba3	EUR	50	66,007
Holcim US Finance Sarl & Cie SCS (Luxembourg),
Gtd. Notes, 144A
6.000%		12/30/19(g)	Baa2		1,322	1,362,280
Interline Brands, Inc.,
Gtd. Notes
7.000%		11/15/18	B2		200	207,000
Masco Corp.,
Sr. Unsec’d. Notes
5.850%		03/15/17	Ba2		225	224,599
6.125%		10/03/16	Ba2		175	179,586
Nortek, Inc.,
Gtd. Notes, 144A
8.500%		04/15/21(a)	Caa1		600	507,000
10.000%		12/01/18	Caa1		400	379,000
Owens Corning,
Gtd. Notes
9.000%		06/15/19	Ba1		150	178,958
Ply Gem Industries, Inc.,
Sr. Sec’d. Notes
8.250%		02/15/18	Caa1		350	304,938
Rearden G Holdings EINS GmbH (Germany),
Gtd. Notes, 144A
7.875%		03/30/20	B1		380	379,050
Texas Industries, Inc.,
Gtd. Notes
9.250%		08/15/20	Caa2		175	156,625
Urbi Desarrollos Urbanos SAB de CV (Mexico),
Gtd. Notes
8.500%		04/19/16	Ba3		350	346,500
Gtd. Notes, 144A
9.500%		01/21/20	Ba3		300	303,000
USG Corp.,
Gtd. Notes, 144A
8.375%		10/15/18	B2		50	46,000
9.750%		08/01/14	B2		300	301,500
West China Cement Ltd. (Channel Islands),
Gtd. Notes
7.500%		01/25/16	Ba3		200	163,000

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Building Materials (continued)
Gtd. Notes, 144A
7.500%	01/25/16	Ba3		$300	$244,500
Xefin Lux SA, (Luxembourg),
Sr. Sec’d. Notes, 144A
8.000%	06/01/18	Ba3	EUR	100	116,482

					8,492,631

Cable Television — 0.1%
Belo Corp.,
Sr. Unsec’d. Notes
8.000%	11/15/16	Ba1		350	378,875
Coleman Cable, Inc.,
Gtd. Notes
9.000%	02/15/18	B3		175	173,469
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.500%	04/15/14	Ba3		425	470,156
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.550%	03/15/15	Baa2		1,261	1,312,537
Ono Finance II PLC (Ireland),
Gtd. Notes, 144A
11.125%	07/15/19	Caa2	EUR	470	468,388
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20(a)	B2		1,775	1,801,625

					4,605,050

Chemicals — 0.2%
Ashland, Inc.,
Gtd. Notes
9.125%	06/01/17	Baa3		900	1,003,500
CF Industries, Inc.,
Gtd. Notes
6.875%	05/01/18	Ba1		775	887,375
7.125%	05/01/20	Ba1		125	147,812
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19	Baa3		1,500	1,962,492
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.000%	12/08/16	Baa1		1,110	1,148,195
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
Sec’d. Notes
9.000%	11/15/20	Caa1		235	193,875
Sr. Sec’d. Notes
8.875%	02/01/18	B3		350	328,125
Huntsman International LLC,
Gtd. Notes
8.625%	03/15/20	B3		75	79,500
8.625%	03/15/21(a)	B3		375	397,500
Kerling PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
10.625%	02/01/17	B3	EUR	250	286,352
Lyondell Chemical Co.,
Sr. Sec’d. Notes
8.000%	11/01/17	Ba2		319	348,508

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Chemicals (continued)
LyondellBasell Industries NV (Netherlands),
Gtd. Notes, 144A
6.000%	11/15/21(a)	Ba2	$400	$415,000
Momentive Performance Materials, Inc.,
Gtd. Notes
11.500%	12/01/16	Caa2	600	447,000
Sec’d. Notes
9.000%	01/15/21(a)	Caa1	150	114,000
PolyOne Corp.,
Sr. Unsec’d. Notes
7.375%	09/15/20	Ba2	575	593,688
Solutia, Inc.,
Gtd. Notes
8.750%	11/01/17	B1	880	961,400

				9,314,322

Clothing & Apparel
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	325	329,875
8.000%	12/15/16	B1	100	108,750
Levi Strauss & Co.,
Sr. Unsec’d. Notes
8.875%	04/01/16(a)	B2	350	364,000

				802,625

Coal — 0.1%
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1	775	848,625
8.250%	04/01/20(a)	B1	1,250	1,381,250
Peabody Energy Corp.,
Gtd. Notes, 144A
6.000%	11/15/18	Ba1	400	408,000
6.250%	11/15/21(a)	Ba1	400	414,000

				3,051,875

Commercial Banks — 0.2%
Amsouth Bank,
Sub. Notes
5.200%	04/01/15	Ba3	400	372,000
Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	09/16/20	Baa2	310	302,498
Banco Votorantim SA (Brazil),
Sub. Notes, 144A
7.375%	01/21/20	Baa1	250	266,250
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13(g)	Aa3	985	954,448
CIT Group, Inc.,
Sec’d. Notes
7.000%	05/01/16	B2	75	75,000
7.000%	05/01/17(a)	B2	1,500	1,500,000
Sec’d. Notes, 144A
6.625%	04/01/18(a)	B2	950	983,250
Kazkommertsbank JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
8.500%	05/11/18	B2	800	628,000

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Banks (continued)
Regions Bank,
Sub. Notes
7.500%	05/15/18	Ba3	$250	$247,500
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes
2.500%	07/14/16	Aaa	1,380	1,407,437
Wachovia Bank NA,
Sub. Notes
4.875%	02/01/15	A1	655	694,010

				7,430,393

Commercial Services — 0.2%
Aramark Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	05/01/16	B3	350	360,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
7.625%	05/15/14	B2	213	215,130
9.625%	03/15/18(a)	B2	500	517,500
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
6.850%	07/02/37	Baa3	200	181,000
Sr. Unsec’d. Notes, 144A
6.850%	07/02/37	Baa3	320	289,600
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	Ba2	250	258,125
Garda World Security Corp. (Canada),
Sr. Unsec’d. Notes, 144A
9.750%	03/15/17	B2	125	126,250
iPayment Holdings, Inc.,
Gtd. Notes, 144A
10.250%	05/15/18	B3	625	587,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19(a)	B3	375	393,750
Lender Processing Services, Inc.,
Gtd. Notes
8.125%	07/01/16(a)	Ba2	350	343,875
Mac-Gray Corp.,
Gtd. Notes
7.625%	08/15/15	B3	133	136,159
PHH Corp.,
Sr. Unsec’d. Notes
9.250%	03/01/16	Ba2	825	783,750
Seminole Indian Tribe of Florida,
Notes, 144A
7.750%	10/01/17	Ba1	475	494,000
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21	Ba3	350	390,250
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc.,
Gtd. Notes
10.750%	08/01/16	B3	725	772,125
United Rentals North America, Inc.,
Gtd. Notes
10.875%	06/15/16(a)	B2	75	83,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Services (continued)
Verisk Analytics, Inc.,
Gtd. Notes
5.800%	05/01/21	Ba1	$710	$764,311

				6,697,075

Computer Hardware — 0.1%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.000%	09/15/16	A2	1,905	1,918,438
4.650%	12/09/21	A2	330	348,176

				2,266,614

Computer Services & Software — 0.1%
Affiliated Computer Services, Inc.,
Sr. Unsec’d. Notes
5.200%	06/01/15	BBB-(d)	390	418,664
Aspect Software, Inc.,
Sec’d. Notes
10.625%	05/15/17	Caa1	75	77,812
Brocade Communications Systems, Inc.,
Sr. Sec’d. Notes
6.875%	01/15/20	Ba2	175	186,375
Eagle Parent, Inc.,
Gtd. Notes, 144A
8.625%	05/01/19	Caa1	525	493,500
First Data Corp.,
Gtd. Notes
11.250%	03/31/16(a)	Caa2	875	726,250
Gtd. Notes, 144A
12.625%	01/15/21	Caa1	975	848,250
Sr. Sec’d. Notes, 144A
7.375%	06/15/19	B1	350	329,000
8.875%	08/15/20	B1	300	300,000
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	Baa2	480	488,733
iGate Corp.,
Gtd. Notes, 144A
9.000%	05/01/16	B2	850	877,625
JDA Software Group, Inc.,
Gtd. Notes
8.000%	12/15/14	B1	325	352,219
Seagate HDD Cayman (Cayman Islands),
Gtd. Notes
6.875%	05/01/20	Ba1	275	282,562
Seagate Technology HDD Holdings (Cayman Islands),
Gtd. Notes
6.800%	10/01/16	Ba1	25	26,750

				5,407,740

Conglomerates — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.125%	09/11/15	Baa1	500	542,798
4.750%	05/05/21	Baa1	1,450	1,596,505

				2,139,303

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Construction
Aeropuertos Argentina 2000 SA (Argentina),
Sr. Sec’d. Notes, 144A
10.750%	12/01/20	B2	$192	$196,560
BAA Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
4.875%	07/15/21(g)	A-(d)	1,095	1,124,555

				1,321,115

Consumer Products & Services
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	B2	250	245,000
Controladora Mabe SA CV (Mexico),
Gtd. Notes, 144A
7.875%	10/28/19	BB+(d)	450	447,750
Scotts Miracle-Gro Co. (The),
Gtd. Notes
7.250%	01/15/18	B1	75	78,750
Sealy Mattress Co.,
Gtd. Notes
8.250%	06/15/14	Caa1	150	148,500
Sr. Sec’d. Notes, 144A
10.875%	04/15/16	Ba3	664	725,420

				1,645,420

Containers & Packaging — 0.1%
AEP Industries, Inc.,
Sr. Unsec’d. Notes
8.250%	04/15/19	B2	225	228,375
Ball Corp.,
Gtd. Notes
7.125%	09/01/16	Ba1	125	135,938
7.375%	09/01/19	Ba1	75	82,125
BWAY Holding Co.,
Gtd. Notes
10.000%	06/15/18(a)	B3	475	505,875
Crown Americas LLC/Crown Americas Capital Corp. II,
Gtd. Notes
7.625%	05/15/17	Ba3	25	27,281
Graphic Packaging International, Inc.,
Gtd. Notes
7.875%	10/01/18	B2	200	213,000
9.500%	06/15/17	B2	100	109,500
Greif, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/19	Ba2	25	27,000
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	Ba3	100	109,500
Plastipak Holdings, Inc.,
Sr. Notes, 144A
10.625%	08/15/19	B3	175	193,375
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1	250	273,750
Sr. Unsec’d. Notes
7.875%	06/15/17	B1	25	26,369

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Containers & Packaging (continued)
Silgan Holdings, Inc.,
Sr. Unsec’d. Notes
7.250%	08/15/16	Ba2		$50	$53,375

					1,985,463

Distribution/Wholesale
McJunkin Red Man Corp.,
Sr. Sec’d. Notes
9.500%	12/15/16	B3		500	507,500
Minerva Overseas II Ltd. (Cayman Islands),
Gtd. Notes, 144A
10.875%	11/15/19	B2		485	428,012

					935,512

Diversified Financial Services — 0.3%
Aircastle Ltd. (Bermuda),
Sr. Notes, 144A
9.750%	08/01/18	Ba3		100	104,250
Sr. Unsec’d. Notes
9.750%	08/01/18	Ba3		350	366,625
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.125%	12/15/14	A2		1,005	1,006,249
CNH Capital LLC,
Gtd. Notes, 144A
6.250%	11/01/16	Ba2		575	592,250
Discover Financial Services,
Sr. Unsec’d. Notes
10.250%	07/15/19	Ba1		400	487,583
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14(g)	Baa1		430	428,216
5.250%	10/01/20(g)	Baa1		550	592,980
Sr. Notes, 144A
4.500%	08/16/21(g)	Baa1		320	328,206
Fiat Industrial Finance Europe SA (Luxembourg),
Gtd. Notes, MTN
6.250%	03/09/18	Ba2	EUR	400	445,216
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
6.750%	06/01/18	Ba3		225	229,500
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
4.347%	06/15/41(g)	A2		415	418,290
7.628%	06/15/16	Ba3		375	367,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18(a)	Ba3		375	390,000
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18(a)	Ba3		400	414,000
Sr. Unsec’d. Notes
5.750%	05/15/16	B1		225	208,697
8.250%	12/15/20(a)	B1		800	808,000
8.625%	01/15/22(a)	B1		350	354,062
8.875%	09/01/17	B1		475	491,625
Sr. Unsec’d. Notes, MTN
6.625%	11/15/13(a)	B1		1,100	1,094,500

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.125%	04/13/18	Baa2		$35	$30,800
5.875%	06/08/14(a)	Baa2		636	629,640
8.500%	07/15/19	Baa2		380	385,700
Telenet Finance III Luxembourg S.C.A. (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/21	Ba3	EUR	300	374,685

					10,548,574

Diversified Operations
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%	03/15/18	B1		125	132,500
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.300%	05/01/14	Ba2		500	526,250
Odeon UCI Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
9.000%	08/01/18	B3	GBP	100	141,710

					800,460

Electric — 0.5%
AES Andres Dominicana Ltd./Itabo Dominicana Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
9.500%	11/12/20	B(d)		200	198,000
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18	B2		300	291,000
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/15/21(a)	B1		625	668,750
7.875%	07/31/20	B1		100	107,750
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	10/27/21	Baa2		1,495	1,553,305
Centrais Eletricas do Para SA (Brazil),
Sr. Unsec’d. Notes, 144A
10.500%	06/03/16	B3		550	544,707
Dolphin Subsidiary II, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	10/15/21(a)	Ba1		1,575	1,701,000
EDP Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.375%	11/02/12	Baa3		1,015	1,002,455
Electricite de France (France),
Sr. Unsec’d. Notes, 144A
6.950%	01/26/39(g)	Aa3		250	294,228
Empresa de Energia de Bogota SA (Colombia),
Sr. Unsec’d. Notes, 144A
6.125%	11/10/21	Baa3		700	703,500
Enel Finance International NV (Netherlands),
Gtd. Notes, 144A
5.125%	10/07/19(g)	A3		1,545	1,380,224
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15	Baa3		1,500	1,600,934

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electric (continued)
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B3	$950	$916,750
9.500%	10/15/18(a)	B3	1,175	1,189,688
Iberdrola Finance Ireland Ltd. (Ireland),
Gtd. Notes, 144A
3.800%	09/11/14(g)	A3	860	858,615
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
9.375%	01/28/20	Baa2	400	461,269
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.125%	09/16/15(g)	A1	860	861,080
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	Baa2	1,920	1,890,964
Majapahit Holding BV (Netherlands),
Gtd. Notes
7.750%	01/20/20	Ba1	1,320	1,532,850
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
5.900%	11/15/39(g)	A3	750	941,739
NiSource Finance Corp.,
Gtd. Notes
5.950%	06/15/41	Baa3	540	579,569
6.250%	12/15/40	Baa3	820	894,158
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18(a)	B1	575	575,000
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.550%	12/01/41(g)	Baa1	640	654,341
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	10/01/20	B2	725	615,344

				22,017,220

Electronic Components & Equipment
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
7.750%	07/15/16	Ba1	50	55,750
MEMC Electronic Materials, Inc.,
Gtd. Notes
7.750%	04/01/19	B1	550	397,375
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes, 144A
9.750%	08/01/18	B2	150	163,500

				616,625

Energy — Alternate Sources
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes
7.390%	12/02/24	Ba3	900	1,095,750

Entertainment & Leisure — 0.2%
AMC Entertainment, Inc.,
Gtd. Notes
8.750%	06/01/19	B1	725	750,375

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Entertainment & Leisure (continued)
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21(a)	B3		$100	$103,000
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp.,
Gtd. Notes
9.125%	08/01/18(a)	B2		175	190,312
Cinemark USA, Inc.,
Gtd. Notes
7.375%	06/15/21(a)	B3		100	102,250
8.625%	06/15/19	B2		1,375	1,495,312
Cirsa Funding Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
8.750%	05/15/18	B3	EUR	150	159,192
Codere Finance Luxembourg SA (Luxembourg),
Sr. Sec’d. Notes, 144A
8.250%	06/15/15	B2	EUR	725	863,263
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.750%	12/01/16	B2		400	436,000
Lions Gate Entertainment, Inc.,
Sec’d. Notes, 144A
10.250%	11/01/16	B1		400	402,000
NCL Corp. Ltd. (Bermuda),
Sr. Sec’d. Notes
11.750%	11/15/16	B2		450	517,500
Sr. Unsec’d. Notes
9.500%	11/15/18	Caa1		100	104,250
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.875%	04/15/17	B2		100	99,250
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.625%	08/01/17(a)	B1		25	26,438
8.750%	05/15/20(a)	Caa1		450	441,000
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19(a)	B2		350	378,000
Regal Entertainment Group,
Gtd. Notes
9.125%	08/15/18(a)	B3		425	455,812
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.250%	12/01/18	B1		500	488,750
Speedway Motorsports, Inc.,
Gtd. Notes
8.750%	06/01/16	Ba2		900	981,000
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/16	Ba2		100	108,500

					8,102,204

Environmental Control
Darling International, Inc.,
Gtd. Notes
8.500%	12/15/18	Ba3		75	83,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Environmental Control (continued)
Republic Services, Inc.,
Gtd. Notes
5.700%	05/15/41	Baa3	$1,545	$1,772,273

				1,855,523

Farming & Agriculture — 0.1%
Bunge Ltd. Finance Corp.,
Gtd. Notes
4.100%	03/15/16	Baa2	470	486,697
Bunge NA Finance LP,
Gtd. Notes
5.900%	04/01/17	Baa2	530	578,779
MHP SA (Luxembourg),
Gtd. Notes
10.250%	04/29/15	B3	960	844,800

				1,910,276

Financial — Bank & Trust — 0.5%
Akbank TAS (Turkey),
Sr. Unsec’d. Notes
6.500%	03/09/18	Ba1	500	495,000
Sr. Unsec’d. Notes, 144A
6.500%	03/09/18	Ba1	150	148,500
Banco de Galicia y Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	05/04/18	B2	700	595,000
Bank of America Corp.,
Sr. Unsec’d. Notes
6.500%	08/01/16	Baa1	930	936,575
Sr. Unsec’d. Notes, MTN
5.650%	05/01/18	Baa1	995	947,989
Sub. Notes
5.750%	08/15/16	Baa2	165	153,241
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
5.125%	01/08/20(a)	Aa3	360	369,800
5.200%	07/10/14	Aa3	935	963,817
6.750%	05/22/19	Aa3	255	282,699
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.125%	07/15/14	Baa1	585	577,500
7.375%	05/23/14	Baa1	270	296,652
Cosan Finance Ltd. (Cayman Islands),
Gtd. Notes
7.000%	02/01/17	Ba2	100	108,250
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.625%	01/25/16	Baa1	1,065	1,080,540
Sub. Notes
8.250%	03/01/38	Baa2	215	263,125
GTB Finance B.V. (Netherlands),
Gtd. Notes, 144A
7.500%	05/19/16	B+(d)	400	395,000
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
5.100%	04/05/21(a)	Aa2	1,475	1,567,325
ING Bank NV (Netherlands),
Sub. Notes, 144A
5.125%	05/01/15(g)	A1	250	242,829

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial – Bank & Trust (continued)
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	$600	$622,180
5.100%	03/24/21	Baa1	405	420,576
Kinder Morgan Finance Co. ULC (Canada),
Gtd. Notes
5.700%	01/05/16	Ba1	475	489,250
Nordea Bank AB (Sweden),
Sub. Notes, 144A
4.875%	05/13/21(g)	Aa3	1,590	1,343,881
PNC Funding Corp.,
Bank Gtd. Notes
3.625%	02/08/15	A3	1,280	1,344,536
6.700%	06/10/19	A3	365	445,315
Promsvyazbank OJSC Via PSB Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.200%	04/25/14	Ba2	800	767,084
Provident Funding Associates LP/PFG Finance Corp.,
Sr. Notes, 144A
10.125%	02/15/19	B2	200	154,000
Sr. Sec’d. Notes, 144A
10.250%	04/15/17	Ba3	175	163,188
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba3	260	248,300
Royal Bank of Scotland PLC (The) (United Kingdom),
Gtd. Notes
3.400%	08/23/13	A2	1,735	1,687,916
Standard Bank PLC (United Kingdom),
Sub. Notes, MTN
8.125%	12/02/19	Baa3	760	782,800
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.850%	04/27/15(g)	A2	170	171,099
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/16	Baa1	800	814,670
Synovus Financial Corp.,
Sub. Notes
5.125%	06/15/17	B3	225	190,125
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	04/20/21	Ba1	600	571,500
U.S. Bancorp,
Jr. Sub. Notes
3.442%	02/01/16	A2	1,530	1,580,204
UBS AG (Switzerland),
Notes
4.875%	08/04/20(a)	Aa3	290	288,022
Zions Bancorporation,
Sr. Unsec’d. Notes
7.750%	09/23/14	BBB-(d)	175	185,551

				21,694,039

Financial Services — 1.3%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland),
Gtd. Notes
8.700%	08/07/18	Baa1	500	602,350

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
Alfa Bank OJSC Via Alfa Bond Issuance PLC (Ireland),
Sr. Sec’d. Notes, 144A
7.875%	09/25/17	Ba1		$400	$378,000
Ally Financial, Inc.,
Gtd. Notes
7.500%	09/15/20(a)	B1		450	454,500
8.000%	03/15/20(a)	B1		200	205,000
8.000%	11/01/31	B1		425	410,125
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.300%	06/28/19	A3		730	875,426
Banque PSA Finance (France),
Sr. Unsec’d. Notes, 144A
4.375%	04/04/16(g)	Baa1		1,620	1,501,280
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17(a)	B2		482	489,230
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.500%	12/14/16	B-(d)		850	745,875
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	A3		1,425	1,434,116
5.375%	08/09/20(a)	A3		285	293,057
5.500%	10/15/14	A3		940	966,364
6.125%	05/15/18	A3		905	963,243
6.500%	08/19/13	A3		500	520,482
Unsec’d. Notes
8.500%	05/22/19(a)	A3		400	470,834
Conti-Gummi Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
8.500%	07/15/15	Ba3	EUR	125	174,319
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
6.113%	01/15/40(g)	A2		1,679	1,852,506
DTEK Finance BV (Netherlands),
Gtd. Notes
9.500%	04/28/15	B2		685	621,638
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
7.875%	12/01/15	B2		25	25,125
Sr. Unsec’d. Notes, PIK
12.500%	11/30/17	B-(d)		2,876	3,249,880
Fibria Overseas Finance Ltd. (Cayman Islands),
Gtd. Notes, 144A
7.500%	05/04/20	Ba1		410	400,775
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.750%	02/01/21(a)	Ba2		1,350	1,406,877
5.875%	08/02/21	Ba1		400	416,883
12.000%	05/15/15	Ba1		350	428,746
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.100%	01/07/14(a)	Aa2		4,520	4,587,664
Sub. Notes
5.300%	02/11/21(a)	Aa3		3,100	3,313,751
Goldman Sachs Capital I,
Ltd. Gtd. Notes
6.345%	02/15/34	A3		183	154,893

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	02/07/16(a)	A1	$4,115	$3,976,008
7.500%	02/15/19	A1	310	342,367
HBOS PLC (United Kingdom),
Sub. Notes, 144A
6.000%	11/01/33(g)	Baa3	170	103,998
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.400%	06/24/15	Aa3	2,415	2,461,776
3.700%	01/20/15	Aa3	1,200	1,244,166
JPMorgan Chase Capital XXII,
Ltd. Gtd. Notes
6.450%	02/02/37	A2	365	365,000
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
6.875%	04/25/18	Baa1	510	502,829
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	A2	825	759,570
4.000%	07/24/15	A2	2,035	1,908,325
4.200%	11/20/14	A2	1,300	1,253,773
Sr. Unsec’d. Notes, MTN
6.000%	04/28/15	A2	555	555,966
MU Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/01/17	NR	300	315,750
Nuveen Investments, Inc.,
Gtd. Notes
10.500%	11/15/15(a)	Caa2	1,675	1,662,438
Gtd. Notes, 144A
10.500%	11/15/15	Caa3	25	24,562
Sr. Unsec’d. Notes
5.500%	09/15/15	Caa2	275	232,375
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
8.250%	09/01/17	B3	600	624,000
9.250%	04/01/15	B3	400	410,500
10.625%	04/01/17	Caa1	50	52,500
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/16	Baa2	310	316,703
RCI Banque SA (France),
Sr. Unsec’d. Notes, 144A
4.600%	04/12/16(g)	Baa2	1,210	1,151,781
Reliance Intermediate Holdings LP (Canada),
Sr. Unsec’d. Notes, 144A
9.500%	12/15/19	Ba2	125	132,500
RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg),
Unsec’d. Notes
6.299%	05/15/17	Baa1	1,150	1,148,562
SLM Corp.,
Sr. Notes, MTN
6.250%	01/25/16	Ba1	665	646,699
Sr. Unsec’d. Notes, MTN
5.050%	11/14/14	Ba1	125	123,288
5.125%	08/27/12	Ba1	420	422,142
5.375%	05/15/14	Ba1	575	575,403
8.450%	06/15/18	Ba1	825	849,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
Springleaf Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.900%	12/15/17	B3		$1,375	$990,000
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes
5.125%	03/01/17	Aa1		345	384,353
Teco Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	Baa3		670	744,473
TNK-BP Finance SA (Luxembourg),
Gtd. Notes, 144A
7.250%	02/02/20	Baa2		359	369,770
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
8.125%	12/01/17	B1		475	501,719
Vnesheconombank Via VEB Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
6.902%	07/09/20	BBB(d)		800	820,000
Wind Acquisition Holdings Finance SA (Luxembourg),
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	B3		208	152,134
Yasar Holdings SA Via Willow No 2 (Luxembourg),
Sec’d. Notes
9.625%	10/07/15	B2		350	341,250

					53,409,369

Food — 0.1%
Avangardco Investments Public Ltd. (Cyprus),
Sr. Unsec’d. Notes
10.000%	10/29/15	NR		400	296,000
BFF International Ltd. (Brazil),
Gtd. Notes, 144A
7.250%	01/28/20	Ba1		360	396,900
Campofrio Food Group SA (Spain),
Gtd. Notes, 144A
8.250%	10/31/16	Ba3	EUR	50	64,712
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	B3		825	792,000
Delhaize Group SA (Belgium),
Gtd. Notes
6.500%	06/15/17	Baa3		780	916,752
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1		50	56,688
Land O’lakes Capital Trust I,
Ltd. Gtd. Notes, 144A
7.450%	03/15/28	Ba2		250	239,375
Michael Foods, Inc.,
Gtd. Notes
9.750%	07/15/18	Caa1		300	315,750
R&R Ice Cream PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	11/15/17	B2	EUR	100	112,599
Safeway, Inc.,
Sr. Unsec’d. Notes
3.400%	12/01/16	Baa2		580	594,829

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Food (continued)
Sigma Alimentos SA de CV (Mexico),
Sr. Unsec’d. Notes, 144A
5.625%	04/14/18	BBB-(d)		$600	$612,000
TreeHouse Foods, Inc.,
Gtd. Notes
7.750%	03/01/18	Ba2		125	135,312
US Foodservice,
Sr. Unsec’d. Notes, 144A
8.500%	06/30/19(a)	Caa2		325	314,438

					4,847,355

Gaming
CCM Merger, Inc.,
Notes, 144A
8.000%	08/01/13	Caa3		50	48,250

Healthcare Products
Accellent, Inc.,
Gtd. Notes
10.000%	11/01/17	Caa2		400	324,000
Sr. Sec’d. Notes
8.375%	02/01/17(a)	B1		75	73,500
Ontex IV SA (Belgium),
Sr. Sec’d. Notes, 144A
7.500%	04/15/18	Ba3	EUR	525	614,929

					1,012,429

Healthcare Services — 0.3%
AMERIGROUP Corp.,
Sr. Unsec’d. Notes
7.500%	11/15/19	Ba3		350	360,500
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19(a)	B1		150	147,000
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes
9.875%	11/01/15	Caa1		725	761,250
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17	B3		575	583,625
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3		347	358,278
Gtd. Notes, 144A
8.000%	11/15/19	B3		725	732,250
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes
6.875%	07/15/17	Ba2		25	26,625
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22(a)	B3		1,075	1,099,188
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)		325	336,375
Sr. Unsec’d. Notes, 144A
7.375%	01/15/20	B3		300	312,000
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1		775	676,188

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Healthcare Services (continued)
Kindred Healthcare, Inc.,
Gtd. Notes
8.250%		06/01/19	B3		$625	$525,000
LifePoint Hospitals, Inc.,
Gtd. Notes
6.625%		10/01/20	Ba1		575	595,844
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%		09/15/15	Baa3		665	668,761
Multiplan, Inc.,
Gtd. Notes, 144A
9.875%		09/01/18(a)	Caa1		325	338,000
Radiation Therapy Services, Inc.,
Gtd. Notes
9.875%		04/15/17	B3		175	130,812
Select Medical Corp.,
Gtd. Notes
7.625%		02/01/15	Caa1		250	235,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
8.875%		07/01/19	B1		50	56,125
Sr. Sec’d. Notes, 144A
6.250%		11/01/18	B1		600	610,500
Sr. Unsec’d. Notes
8.000%		08/01/20	Caa1		625	625,781
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.875%		10/15/20	A3		305	323,930
4.625%		11/15/41(a)	A3		715	751,784
4.700%		02/15/21(a)	A3		340	382,232
Universal Health Services, Inc.,
Gtd. Notes
7.000%		10/01/18	B1		400	415,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes
7.750%		02/01/19	B3		325	312,000
8.000%		02/01/18(a)	B3		450	446,625
Vanguard Health Systems, Inc.,
Sr. Unsec’d. Notes
11.990%	(s)	02/01/16	Caa1		15	9,375
WellPoint, Inc.,
Sr. Unsec’d. Notes
6.000%		02/15/14	Baa1		922	1,004,944

						12,824,992

Holding Companies — Diversified — 0.1%
Metalloinvest Finance Ltd. (Ireland),
Gtd. Notes, 144A
6.500%		07/21/16	Ba3		800	716,000
Polish Television Holding BV (Netherlands),
Sr. Sec’d. Notes, 144A
11.250%		05/15/17	B-(d)	EUR	100	130,719
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
9.000%		04/15/19(a)	Caa1		500	475,000
Sr. Sec’d. Notes, 144A
7.125%		04/15/19	Ba3		675	686,812
8.750%		10/15/16	Ba3		200	210,500

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Holding Companies — Diversified (continued)
Susser Holdings LLC/Susser Finance Corp.,
Gtd. Notes
8.500%	05/15/16	B2	$575	$620,281
Votorantim Cimentos SA (Brazil),
Gtd. Notes, 144A
7.250%	04/05/41	Baa3	400	387,000

				3,226,312

Home Builders
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18(a)	B3	150	142,500
10.750%	09/15/16	B3	50	52,500

				195,000

Hotels & Motels — 0.1%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.250%	06/01/17	B3	900	955,125
Gaylord Entertainment Co.,
Gtd. Notes
6.750%	11/15/14	Caa2	75	74,250
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/16	Baa2	1,095	1,119,523
MCE Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes
10.250%	05/15/18	B1	325	350,188
MGM Resorts International,
Sr. Sec’d. Notes
9.000%	03/15/20	Ba2	125	138,438
10.375%	05/15/14(a)	Ba2	100	114,250
11.125%	11/15/17	Ba2	675	769,500
13.000%	11/15/13	Ba2	125	148,438
Sheraton Holding Corp.,
Gtd. Notes
7.375%	11/15/15	Ba1	125	141,250
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
7.150%	12/01/19	Ba1	200	228,750
7.875%	10/15/14	Ba1	100	112,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage
7.875%	11/01/17(a)	Ba2	325	356,688

				4,508,650

Independent Energy
Petrohawk Energy Corp.,
Gtd. Notes
7.250%	08/15/18	Baa3	545	613,125

Independent Power Producers
Listrindo Capital BV (Netherlands),
Gtd. Notes
9.250%	01/29/15	Ba2	280	304,637

Insurance — 0.2%
ACE INA Holdings, Inc.,
Gtd. Notes
5.700%	02/15/17	A3	165	190,297

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Insurance (continued)
American International Group, Inc.,
Sr. Unsec’d. Notes
4.250%		09/15/14	Baa1	$450	$437,008
Sr. Unsec’d. Notes, MTN
5.450%		05/18/17	Baa1	205	195,906
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%		01/15/21	Aa2	1,480	1,612,790
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%		08/15/20	Baa3	880	903,979
HUB International Holdings, Inc.,
Sr. Sub. Notes, 144A
10.250%		06/15/15	Caa1	1,225	1,215,812
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%		06/24/21	Baa2	545	555,233
MetLife, Inc.,
Sr. Unsec’d. Notes
4.750%		02/08/21	A3	270	292,084
Principal Financial Group, Inc.,
Gtd. Notes
6.050%		10/15/36	A3	120	126,116
7.875%		05/15/14	A3	315	351,212
8.875%		05/15/19	A3	620	771,927
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.000%		07/15/18	Baa3	730	793,838
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.625%		03/15/17	Baa1	870	946,843
6.450%		11/15/19	Baa1	275	308,948
Sun Life Financial Global Funding LP,
Gtd. Notes, 144A
0.853%	(c)	10/06/13(g)	A1	190	187,701
Unum Group,
Sr. Unsec’d. Notes
5.625%		09/15/20	Baa3	240	247,121
UnumProvident Finance Co. PLC (United Kingdom),
Gtd. Notes, 144A
6.850%		11/15/15(g)	Baa3	490	542,502

					9,679,317

Internet Services — 0.1%
Earthlink, Inc.,
Gtd. Notes
8.875%		05/15/19	B2	225	207,000
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%		07/15/21	Ba2	350	369,250
8.125%		03/01/18	Ba2	400	436,000
NetFlix, Inc.,
Gtd. Notes
8.500%		11/15/17	Ba2	200	206,500
Tencent Holdings Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A
4.625%		12/12/16	Baa1	500	487,847

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Internet Services (continued)
UPC Holding BV (Netherlands),
Sr. Sec’d. Notes, 144A
9.875%	04/15/18	B2	$400	$426,500

				2,133,097

Investment Companies
Offshore Group Investments Ltd. (Cayman Islands),
Sr. Sec’d. Notes
11.500%	08/01/15(a)	B3	350	378,438

Machinery — Construction & Mining
Terex Corp.,
Gtd. Notes
10.875%	06/01/16	B2	25	27,625
Sr. Sub. Notes
8.000%	11/15/17(a)	Caa1	550	539,000

				566,625

Machinery & Equipment
Altra Holdings, Inc.,
Sec’d. Notes
8.125%	12/01/16	B1	100	106,250
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17(a)	Ba2	225	254,250
Columbus Mckinnon Corp.,
Gtd. Notes
7.875%	02/01/19	B1	125	129,844
Manitowoc Co., Inc. (The),
Gtd. Notes
8.500%	11/01/20	B3	125	131,719
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19	Baa2	505	596,704

				1,218,767

Manufacturing
Koppers, Inc.,
Gtd. Notes
7.875%	12/01/19	B1	150	159,000
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
8.500%	05/01/18(a)	Caa1	825	874,500
Reddy Ice Holdings, Inc.,
Sr. Disc. Notes
10.500%	11/01/12	Caa2	75	75,000
SPX Corp.,
Gtd. Notes
6.875%	09/01/17(a)	Ba2	225	243,000

				1,351,500

Media — 0.5%
Bresnan Broadband Holdings LLC,
Gtd. Notes, 144A
8.000%	12/15/18	B3	275	286,000
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes, 144A
6.100%	02/15/18(g)	Baa1	1,035	1,159,362

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Media (continued)
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18(a)	B1		$275	$291,500
8.000%	04/15/20	B1		125	134,062
CCH II LLC/CCH II Capital Corp.,
Gtd. Notes
13.500%	11/30/16	B2		72	82,738
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.250%	10/30/17	B1		425	447,844
7.375%	06/01/20(a)	B1		175	184,625
7.875%	04/30/18(a)	B1		825	879,656
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3		1,000	1,060,000
Comcast Corp.,
Gtd. Notes
6.400%	03/01/40(a)	Baa1		530	658,823
Cyfrowy Polsat Finance AB (Sweden),
Sr. Sec’d. Notes, 144A
7.125%	05/20/18	Ba3	EUR	100	125,542
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21(a)	Ba2		300	323,250
7.125%	02/01/16	Ba2		175	188,562
7.875%	09/01/19(a)	Ba2		1,100	1,243,000
Grupo Televisa SA (Mexico),
Sr. Unsec’d. Notes
6.625%	01/15/40	Baa1		655	738,591
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2		1,800	2,145,233
LIN Television Corp.,
Gtd. Notes
8.375%	04/15/18	Caa1		800	779,000
McClatchy Co. (The),
Sr. Sec’d. Notes
11.500%	02/15/17	B1		25	24,188
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes
8.500%	10/15/15(a)	B3		150	154,500
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18	B3		250	218,750
Nara Cable Funding Ltd. (Ireland),
Sr. Sec’d. Notes, 144A
8.875%	12/01/18	B2	EUR	200	227,787
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2		1,860	2,070,878
NET Servicos de Comunicacao SA (Brazil),
Gtd. Notes
7.500%	01/27/20	Ba1		540	618,300
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1		354	386,962
6.400%	12/15/35	Baa1		1,960	2,147,752

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Media (continued)
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18	B2		$75	$81,000
11.500%	05/01/16	B2		49	56,105
11.625%	02/01/14	B2		130	149,338
Sinclair Television Group, Inc.,
Sec’d. Notes, 144A
9.250%	11/01/17	Ba3		325	354,250
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
8.750%	04/01/15	B2		1,500	1,642,500
Sr. Sec’d. Notes, 144A
9.750%	09/01/15	Ba2		25	27,125
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41	Baa2		740	779,812
Videotron Ltee (Canada),
Gtd. Notes
9.125%	04/15/18	Ba1		75	82,594
Sr. Notes, 144A
6.875%	07/15/21	Ba1	CAD	475	466,276
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes
9.500%	08/15/16(a)	Ba2		200	224,500
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.625%	11/01/18(a)	B2		675	708,750
13.000%	08/01/13	B2		100	113,500

					21,262,655

Medical Supplies & Equipment — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.500%	11/15/16	Baa1		715	723,576
Biomet, Inc.,
Gtd. Notes
11.625%	10/15/17(a)	Caa1		1,800	1,953,000
Gtd. Notes, PIK
10.375%	10/15/17	B3		450	487,125
DaVita, Inc.,
Gtd. Notes
6.375%	11/01/18	B2		225	230,344
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/16	Ba1		330	331,379
4.400%	03/01/15	Ba1		665	691,039

					4,416,463

Metals & Mining — 0.5%
Adaro Indonesia PT (Indonesia),
Gtd. Notes
7.625%	10/22/19	Ba1		300	325,890
AK Steel Corp.,
Gtd. Notes
7.625%	05/15/20(a)	Ba3		450	423,000
Algoma Acquisition Corp. (Canada),
Sr. Unsec’d. Notes, 144A
9.875%	06/15/15	Caa2		175	150,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.950%	01/15/21	Baa3		$1,560	$1,658,107
Alpha Natural Resources, Inc.,
Gtd. Notes
6.250%	06/01/21(a)	Ba3		500	485,000
ALROSA Finance SA (Luxembourg),
Gtd. Notes, 144A
7.750%	11/03/20	Ba3		500	497,500
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
3.750%	08/05/15	Baa3		565	540,127
5.375%	06/01/13	Baa3		770	788,247
Arch Coal, Inc.,
Gtd. Notes
8.750%	08/01/16	B1		175	191,188
Barrick North America Finance LLC,
Gtd. Notes
5.700%	05/30/41(a)	Baa1		1,300	1,540,045
Cliffs Natural Resources, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/21	Baa3		630	627,729
Codelco, Inc. (Chile),
Sr. Unsec’d. Notes, 144A
7.500%	01/15/19(g)	A1		115	146,468
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
7.000%	11/01/15	B1		1,750	1,767,500
Foresight Energy LLC/Foresight Energy Corp.,
Gtd. Notes, 144A
9.625%	08/15/17	Caa1		600	615,000
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Baa3		450	478,125
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18	B3		325	316,875
Mirabela Nickel Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
8.750%	04/15/18	B2		450	403,875
New World Resources NV (Netherlands),
Sr. Sec’d. Notes, 144A
7.875%	05/01/18	Ba3	EUR	200	241,714
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
4.450%	11/15/21(g)	Baa2		530	522,776
Novelis, Inc. (Canada),
Gtd. Notes
8.750%	12/15/20(a)	B2		425	455,812
Patriot Coal Corp.,
Gtd. Notes
8.250%	04/30/18	B3		350	336,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
Gtd. Notes
8.250%	04/15/18	B2		125	125,625
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
4.125%	05/20/21	A3		2,000	2,149,974

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
Ryerson Holding Corp.,
Sr. Sec’d. Notes
27.140%	(s)	02/01/15	Caa3	$1,650	$754,875
Ryerson, Inc.,
Sr. Sec’d. Notes
12.000%		11/01/15	Caa1	450	454,500
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%		02/15/18	B3	200	209,500
Southern Copper Corp.,
Sr. Unsec’d. Notes
7.500%		07/27/35	Baa2	320	349,537
Steel Dynamics, Inc.,
Gtd. Notes
7.375%		11/01/12	Ba2	125	130,156
7.625%		03/15/20(a)	Ba2	150	158,250
7.750%		04/15/16	Ba2	575	599,438
Teck Resources Ltd. (Canada),
Sr. Sec’d. Notes
9.750%		05/15/14	Baa2	28	32,905
10.250%		05/15/16	Baa2	379	435,850
10.750%		05/15/19	Baa2	50	61,000
Thompson Creek Metals Co., Inc. (Canada),
Gtd. Notes
7.375%		06/01/18	B3	225	200,250
TMK OAO Via TMK Capital SA (Luxembourg),
Gtd. Notes
7.750%		01/27/18	B1	300	252,900
Tube City IMS Corp.,
Gtd. Notes
9.750%		02/01/15	Caa1	75	75,750
United States Steel Corp.,
Sr. Unsec’d. Notes
6.050%		06/01/17	Ba2	650	620,750
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
6.250%		01/23/17	Baa2	595	670,516
Valmont Industries, Inc.,
Gtd. Notes
6.625%		04/20/20	Baa3	640	740,759
Vedanta Resources PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
8.250%		06/07/21	Ba2	400	310,000
9.500%		07/18/18	Ba2	225	193,500
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%		06/15/21	Ba2	425	459,000

					21,496,513

Office Equipment — 0.1%
ACCO Brands Corp.,
Sr. Sec’d. Notes
10.625%		03/15/15	B1	50	55,625
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%		04/01/19	Caa1	475	478,562
11.000%		10/12/15	Caa1	300	315,000
12.535%		10/12/17	CCC+(d)	1,400	1,407,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Office Equipment (continued)
Sr. Sec’d. Notes
8.000%	12/15/18	B2	$875	$912,188
Xerox Corp.,
Sr. Unsec’d. Notes
6.350%	05/15/18	Baa2	1,220	1,374,281
6.750%	02/01/17	Baa2	400	458,194
8.250%	05/15/14	Baa2	375	423,143

				5,423,993

Oil & Gas — 1.7%
Afren PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
11.500%	02/01/16	B-(d)	400	392,000
Alta Mesa Holdings/Alta Mesa Finance Services Corp.,
Gtd. Notes
9.625%	10/15/18	B3	600	582,000
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	840	973,673
Antero Resources Finance Corp.,
Gtd. Notes
9.375%	12/01/17	B3	750	810,000
Gtd. Notes, 144A
7.250%	08/01/19	B3	350	358,750
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40	A3	1,565	1,829,091
Berry Petroleum Co.,
Sr. Sub. Notes
8.250%	11/01/16	B3	250	260,000
Sr. Unsec’d. Notes
6.750%	11/01/20	B2	300	303,000
10.250%	06/01/14	B2	125	141,406
BG Energy Capital PLC (United Kingdom),
Gtd. Notes, 144A
2.500%	12/09/15(a)(g)	A2	1,135	1,154,701
Bill Barrett Corp.,
Gtd. Notes
7.625%	10/01/19	B1	350	365,750
9.875%	07/15/16	B1	25	27,500
Boardwalk Pipelines LP,
Gtd. Notes
5.750%	09/15/19	Baa2	520	574,919
Sr. Unsec’d. Notes
5.500%	02/01/17	Baa2	230	250,789
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.125%	10/01/15	A2	765	801,279
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes, 144A
9.375%	05/01/19	B3	325	315,250
Sr. Unsec’d. Notes, 144A
9.375%	05/01/19	B3	125	120,000
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38	Baa1	1,240	1,586,778
Carrizo Oil & Gas, Inc.,
Gtd. Notes, 144A
8.625%	10/15/18	B3	300	301,500

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Chesapeake Energy Corp.,
Gtd. Notes
6.625%	08/15/20	Ba3	$650	$697,125
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19(a)	Ba3	325	338,000
Cie Generale de Geophysique—Veritas (France),
Gtd. Notes
6.500%	06/01/21	Ba3	600	582,000
9.500%	05/15/16(a)	Ba3	100	108,000
Clayton Williams Energy, Inc.,
Gtd. Notes, 144A
7.750%	04/01/19	Caa1	500	477,500
Concho Resources, Inc.,
Gtd. Notes
7.000%	01/15/21	B3	150	161,062
8.625%	10/01/17	B3	630	688,275
Connacher Oil and Gas Ltd. (Canada),
Sec’d. Notes, 144A
8.500%	08/01/19	Caa2	825	746,625
Continental Resources Inc.,
Gtd. Notes
7.125%	04/01/21	B1	150	162,750
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	399	445,882
9.750%	03/01/16	B1	75	82,688
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.150%	09/01/14	Baa1	125	135,778
5.700%	10/15/39	Baa1	595	663,473
ENN Energy Holdings Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A
6.000%	05/13/21	Baa3	700	632,106
Ensco PLC (United Kingdom),
Sr. Unsec’d. Notes
3.250%	03/15/16	Baa1	1,130	1,152,764
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.500%	02/01/16	A3	655	674,549
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2	2,375	2,397,427
Exco Resources, Inc.,
Gtd. Notes
7.500%	09/15/18	B3	1,150	1,086,750
Exterran Holdings, Inc.,
Gtd. Notes
7.250%	12/01/18(a)	Ba3	850	807,500
Frac Tech Services LLC/Frac Tech Finance, Inc.,
Gtd. Notes, 144A
7.625%	11/15/18	Ba3	450	471,375
Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes
7.288%	08/16/37	Baa1	950	980,875
Gazprom OAO Via Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
4.950%	05/23/16	Baa1	1,440	1,441,800
5.999%	01/23/21	Baa1	250	248,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Goodrich Petroleum Corp.,
Gtd. Notes, 144A
8.875%	03/15/19	Caa1	$325	$325,000
Helix Energy Solutions Group, Inc.,
Gtd. Notes, 144A
9.500%	01/15/16	B3	300	312,000
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40(a)	Baa2	1,105	1,307,369
8.125%	02/15/19	Baa2	100	128,366
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Notes, 144A
8.000%	02/15/20	B2	175	187,250
KazMunayGas National Co. (Kazakhstan),
Notes
7.000%	05/05/20	Baa3	1,875	1,982,812
Sr. Unsec’d. Notes
9.125%	07/02/18	Baa3	400	466,000
Sr. Unsec’d. Notes, 144A
6.375%	04/09/21	Baa3	200	203,000
Kinder Morgan, Inc.,
Sr. Unsec’d. Notes
6.500%	09/01/12	Ba1	75	76,688
Korea National Oil Corp. (South Korea),
Sr. Unsec’d. Notes
4.000%	10/27/16(g)	A1	300	308,080
Lukoil International Finance BV (Netherlands),
Gtd. Notes
7.250%	11/05/19	Baa2	280	291,172
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.900%	03/15/18	Baa2	255	298,521
6.000%	10/01/17	Baa2	260	302,514
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.500%	03/15/21	B3	225	230,062
Nabors Industries, Inc.,
Gtd. Notes
9.250%	01/15/19	Baa2	700	880,526
Gtd. Notes, 144A
4.625%	09/15/21(g)	Baa2	850	863,349
NAK Naftogaz Ukraine (Ukraine),
Gov’t. Gtd. Notes
9.500%	09/30/14	NR	460	431,250
National Gas Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
6.050%	01/15/36(g)	Baa1	100	95,000
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20(a)	Ba2	225	240,750
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41	Baa2	860	994,984
Novatek Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
6.604%	02/03/21	Baa3	500	505,000
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20	Baa3	1,070	1,114,328

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21	Caa1	$300	$297,750
7.250%	02/01/19	Caa1	150	155,250
Pacific Rubiales Energy Corp. (Canada),
Gtd. Notes, 144A
7.250%	12/12/21	Ba2	100	100,500
Pemex Project Funding Master Trust,
Gtd. Notes
5.750%	03/01/18	Baa1	1,470	1,617,000
6.625%	06/15/35	Baa1	575	651,906
Penn Virginia Corp.,
Gtd. Notes
7.250%	04/15/19	B2	425	395,250
10.375%	06/15/16	B2	225	239,625
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3	650	682,891
5.750%	01/20/20	A3	585	626,020
5.875%	03/01/18	A3	290	317,367
6.875%	01/20/40	A3	200	231,637
7.875%	03/15/19	A3	505	602,817
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	B+(d)	1,317	836,358
5.500%	04/12/37	B+(d)	380	182,400
Gtd. Notes, 144A
8.500%	11/02/17	B+(d)	975	735,150
Sr. Unsec’d. Notes
5.000%	10/28/15	NR	5,316	3,787,458
5.125%	10/28/16	NR	269	176,280
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	Baa1	850	922,250
6.500%	06/02/41(a)	Baa1	2,540	2,857,500
6.500%	06/02/41	Baa1	290	326,250
Gtd. Notes, 144A
6.500%	06/02/41	Baa1	330	371,250
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19	Baa3	340	401,200
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	425	433,500
Petroplus Finance Ltd. (Bermuda),
Sr. Sec’d. Notes, 144A
7.000%	05/01/17	B3	100	49,500
9.375%	09/15/19(a)	B2	500	252,500
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
7.500%	01/15/20	Ba1	150	175,926
Plains Exploration & Production Co.,
Gtd. Notes
6.750%	02/01/22	B1	425	445,188
Precision Drilling Corp. (Canada),
Gtd. Notes
6.625%	11/15/20	Ba2	425	434,562

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
QEP Resources, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/21	Ba1	$25	$26,938
Quicksilver Resources, Inc.,
Gtd. Notes
11.750%	01/01/16	B2	850	964,750
Range Resources Corp.,
Gtd. Notes
6.750%	08/01/20	Ba3	600	666,000
RDS Ultra-Deepwater Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.875%	03/15/17	B3	515	543,325
Reliance Holdings USA, Inc.,
Gtd. Notes, 144A
4.500%	10/19/20(g)	Baa2	410	372,527
6.250%	10/19/40	Baa2	300	266,729
Rowan Cos., Inc.,
Sr. Unsec’d. Notes
5.000%	09/01/17	Baa3	1,035	1,087,535
Sabine Pass LNG LP,
Sr. Sec’d. Notes
7.500%	11/30/16	B3	625	628,125
Sempra Energy,
Sr. Unsec’d. Notes
6.500%	06/01/16	Baa1	315	367,448
SESI LLC,
Gtd. Notes
6.375%	05/01/19	Ba3	275	279,812
Sr. Unsec’d. Notes, 144A
7.125%	12/15/21	Ba3	675	708,750
SM Energy Co.,
Sr. Unsec’d. Notes, 144A
6.500%	11/15/21	B1	200	206,000
6.625%	02/15/19(a)	B1	850	884,000
Southwestern Energy Co.,
Gtd. Notes
7.500%	02/01/18	Ba1	550	633,875
Swift Energy Co.,
Gtd. Notes
8.875%	01/15/20	B3	150	157,500
Gtd. Notes, 144A
7.875%	03/01/22	B3	575	567,812
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/01/21	Baa2	940	924,137
Transocean, Inc. (Cayman Islands),
Gtd. Notes
5.050%	12/15/16	Baa3	720	735,173
6.375%	12/15/21	Baa3	240	255,092
Unit Corp.,
Gtd. Notes
6.625%	05/15/21	B3	525	525,000
Valero Energy Corp.,
Gtd. Notes
6.125%	06/15/17	Baa2	515	575,067
Weatherford International Ltd. (Bermuda),
Gtd. Notes
6.750%	09/15/40	Baa2	330	374,345
9.625%	03/01/19	Baa2	655	847,106

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Whiting Petroleum Corp.,
Gtd. Notes
6.500%	10/01/18	Ba3	$25	$26,125
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
4.500%	11/10/14(g)	Baa1	235	247,434
WPX Energy, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	01/15/22	Ba1	1,525	1,561,219

				70,612,570

Paper & Forest Products — 0.1%
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3	125	132,188
Boise Paper Holdings LLC/Boise Finance Co.,
Gtd. Notes
9.000%	11/01/17	Ba3	75	80,625
Cascades, Inc. (Canada),
Gtd. Notes
7.750%	12/15/17	Ba3	250	247,500
7.875%	01/15/20	Ba3	775	751,750
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
5.000%	01/21/21	Baa2	660	664,581
Clearwater Paper Corp.,
Gtd. Notes
7.125%	11/01/18	Ba3	250	260,000
10.625%	06/15/16	Ba3	25	27,875
Exopack Holding Corp.,
Gtd. Notes, 144A
10.000%	06/01/18	Caa1	275	275,000
Georgia-Pacific LLC,
Gtd. Notes, 144A
8.250%	05/01/16	Baa3	75	83,322
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22(a)	Baa3	1,110	1,179,877
Mercer International, Inc.,
Gtd. Notes
9.500%	12/01/17(a)	B3	450	460,125

				4,162,843

Pharmaceuticals — 0.1%
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2	385	395,360
Capsugel Financeco SCA (Luxembourg),
Gtd. Notes, 144A
9.875%	08/01/19	Caa1	EUR 600	784,314
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.625%	12/15/20	Baa3	880	943,378
Express Scripts, Inc.,
Gtd. Notes
3.125%	05/15/16	Baa3	540	542,993
6.250%	06/15/14	Baa3	535	583,116

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pharmaceuticals (continued)
Grifols, Inc.,
Gtd. Notes
8.250%	02/01/18	B3	$200	$210,000
Teva Pharmaceutical Finance Co. BV (Curacao),
Gtd. Notes
3.650%	11/10/21	A3	715	727,252
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.875%	12/01/18(a)	B1	625	623,438
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (Puerto Rico),
Gtd. Notes
7.750%	09/15/18(a)	B3	325	331,906

				5,141,757

Pipelines — 0.3%
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.875%	02/01/21	Baa3	1,055	1,110,441
5.500%	08/15/19	Baa3	635	695,957
6.050%	01/15/18	Baa3	145	160,598
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41	Baa2	285	328,452
DCP Midstream Operating LP,
Gtd. Notes
3.250%	10/01/15	BBB-(d)	570	575,233
El Paso Corp.,
Sr. Unsec’d. Notes
8.250%	02/15/16	Ba3	75	82,125
Sr. Unsec’d. Notes, MTN
7.750%	01/15/32	Ba3	325	375,375
7.800%	08/01/31	Ba3	100	115,250
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.950%	04/15/17	Baa3	62	69,618
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.500%	09/15/40	Baa2	615	685,361
Energy Transfer Equity LP,
Sr. Sec’d. Notes
7.500%	10/15/20(a)	Ba2	675	737,438
Enogex LLC,
Sr. Unsec’d. Notes, 144A
6.250%	03/15/20(g)	Baa3	375	424,403
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/01/16	Baa3	505	522,816
5.950%	02/01/41	Baa3	1,345	1,507,549
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
4.150%	03/01/22(a)	Baa2	235	239,027
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	Baa2	110	115,291
6.550%	07/15/19	Baa2	255	301,599
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.750%	01/15/20	Baa3	850	948,640
6.500%	05/01/18	Baa3	300	348,931

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.875%	12/01/18	B1	$275	$292,188
Southeast Supply Header LLC,
Sr. Notes, 144A
4.850%	08/15/14(g)	Baa3	300	319,670
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	460	472,086
6.300%	04/15/40	Baa3	680	829,121

				11,257,169

Real Estate — 0.1%
AMB Property LP,
Gtd. Notes
4.500%	08/15/17	Baa2	1,230	1,227,652
BR Properties SA (Brazil),
Gtd. Notes, 144A
9.000%	10/29/49	Ba3	400	400,251
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	200	205,000
11.625%	06/15/17	Ba2	150	172,875
Central China Real Estate Ltd. (Cayman Islands),
Sr. Sec’d. Notes
12.250%	10/20/15	B1	650	560,625
Country Garden Holdings Co. (Cayman Islands),
Sr. Unsec’d. Notes
11.125%	02/23/18	Ba3	200	173,000
Sr. Unsec’d. Notes, 144A
11.125%	02/23/18	Ba3	500	432,500
Emaar Sukuk Ltd. (Cayman Islands),
Sr. Unsec’d. Notes
8.500%	08/03/16	B1	200	203,000
General Shopping Finance Ltd. (Cayman Islands),
Gtd. Notes
10.000%	10/20/49	Ba3	100	99,026
Gtd. Notes, 144A
10.000%	11/29/49	Ba3	250	247,633
IRSA Inversiones y Representaciones SA (Argentina),
Sr. Unsec’d. Notes, 144A
11.500%	07/20/20	B(d)	638	647,529
KWG Property Holding Ltd. (Cayman Islands),
Gtd. Notes
12.750%	03/30/16	B1	600	474,010
Longfor Properties Co. Ltd. (Cayman Islands),
Gtd. Notes, 144A
9.500%	04/07/16	Ba3	400	358,000
Regency Centers LP,
Gtd. Notes
6.000%	06/15/20	Baa2	315	348,520

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
WEA Finance LLC,
Gtd. Notes, 144A
7.500%	06/02/14(g)	A2	$35	$38,368

				5,587,989

Real Estate Investment Trusts — 0.2%
American Tower REIT, Inc.,
Sr. Unsec’d. Notes
5.900%	11/01/21	Baa3	710	746,467
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.900%	04/01/20	Baa1	140	151,527
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.700%	09/15/17	Baa2	550	546,223
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	840	850,743
Host Hotels & Resorts LP,
Gtd. Notes
6.750%	06/01/16	Ba1	250	256,875
Gtd. Notes, 144A
6.000%	10/01/21(a)	Ba1	250	256,250
Sr. Notes, 144A
5.875%	06/15/19	Ba1	300	305,250
Kilroy Realty LP,
Gtd. Notes
4.800%	07/15/18	Baa3	270	266,678
6.625%	06/01/20	Baa3	670	719,086
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
6.875%	05/01/21	Ba2	325	322,156
Omega Healthcare Investors, Inc.,
Gtd. Notes
6.750%	10/15/22(a)	Ba2	450	452,250
Potlatch Corp.,
Gtd. Notes
7.500%	11/01/19	Ba1	125	126,250
Rouse Co. LP (The),
Sr. Unsec’d. Notes
6.750%	11/09/15	BB+(d)	225	227,531
Simon Property Group LP,
Sr. Unsec’d. Notes
2.800%	01/30/17	A3	710	725,217
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.125%	11/30/15	Baa2	220	215,136
6.500%	06/01/16	Baa2	50	51,548

				6,219,187

Retail & Merchandising — 0.2%
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19(a)	Caa1	725	715,938
CKE Restaurants, Inc.,
Sec’d. Notes
11.375%	07/15/18	B2	400	436,000

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (continued)
Claire’s Stores, Inc.,
Gtd. Notes, PIK
9.625%	06/01/15	Caa3	$105	$83,099
Sec’d. Notes
8.875%	03/15/19	Caa3	400	304,000
Dineequity, Inc.,
Gtd. Notes
9.500%	10/30/18(a)	B3	650	697,938
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes
6.500%	05/01/21(a)	Ba3	1,125	990,000
Fiesta Restaurant Group,
Sec’d. Notes, 144A
8.875%	08/15/16	B2	300	301,500
Inergy LP/Inergy Finance Corp.,
Gtd. Notes
6.875%	08/01/21	Ba3	110	110,550
7.000%	10/01/18	Ba3	350	355,250
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.125%	11/15/23	Ba1	50	50,000
Kohl’s Corp.,
Sr. Unsec’d. Notes
4.000%	11/01/21(a)	Baa1	320	327,854
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.350%	03/15/12	Ba1	165	166,131
Neiman Marcus Group, Inc. (The),
Gtd. Notes
10.375%	10/15/15(a)	Caa1	75	77,907
Phillips-Van Heusen Corp.,
Sr. Unsec’d. Notes
7.375%	05/15/20	Ba3	150	162,750
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.125%	04/15/17	Ba2	25	26,500
7.500%	10/01/19	Ba2	540	579,150
RadioShack Corp.,
Gtd. Notes
6.750%	05/15/19	Ba2	350	302,750
Rite Aid Corp.,
Gtd. Notes
8.625%	03/01/15	Caa3	300	289,500
9.500%	06/15/17(a)	Caa3	225	205,312
Sec’d. Notes
10.250%	10/15/19(a)	Caa2	150	165,375
10.375%	07/15/16(a)	Caa2	300	318,750
Sr. Sec’d. Notes
8.000%	08/15/20	B3	25	27,625
Toys R Us Property Co. II LLC,
Sr. Sec’d. Notes
8.500%	12/01/17	Ba1	300	310,500
Toys R Us, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/16	B1	25	25,062
Sr. Unsec’d. Notes
7.375%	10/15/18	B3	275	246,812

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (continued)
Wendy’s/Arby’s Restaurants LLC,
Gtd. Notes
10.000%	07/15/16	B3	$475 $	522,500
Wesfarmers Ltd. (Australia),
Gtd. Notes, 144A
2.983%	05/18/16(g)	Baa1	625	629,972
Yankee Candle Co., Inc.,
Gtd. Notes
8.500%	02/15/15	B2	75	75,750

				8,504,475

Semiconductors
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/20(a)	Ba3	25	25,688
8.125%	12/15/17	Ba3	275	285,312
Broadcom Corp.,
Sr. Unsec’d. Notes
2.375%	11/01/15	A2	165	168,902
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20(a)	Caa1	75	70,500
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A
6.500%	05/15/19(a)	B3	450	444,375

				994,777

Software
Fidelity National Information Services, Inc.,
Gtd. Notes
7.625%	07/15/17	Ba2	175	189,438
7.875%	07/15/20	Ba2	125	135,000
Gtd. Notes, 144A
7.625%	07/15/17(a)	Ba2	175	188,562
MedAssets, Inc.,
Gtd. Notes
8.000%	11/15/18	B3	225	220,500

				733,500

Storage
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
Gtd. Notes
8.875%	03/15/18	B2	675	659,812

Telecommunications — 0.9%
America Movil SAB de CV (Mexico),
Gtd. Notes
2.375%	09/08/16	A2	835	832,674
5.000%	10/16/19	A2	670	741,626
American Tower Corp.,
Sr. Unsec’d. Notes
7.250%	05/15/19	Baa3	2,179	2,467,290
AT&T, Inc.,
Sr. Unsec’d. Notes
5.550%	08/15/41(a)	A2	1,465	1,724,916
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	50	45,000
Gtd. Notes, PIK
10.125%	11/01/15(a)	Caa2	1,425	1,282,500

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Sr. Sec’d. Notes, 144A
7.000%	04/01/19(a)	B1		$625	$606,250
Brasil Telecom SA (Brazil),
Sr. Unsec’d. Notes, 144A
9.750%	09/15/16	Baa2	BRL	300	157,620
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes, 144A
7.750%	05/01/17	Baa3		650	700,375
Cincinnati Bell, Inc.,
Gtd. Notes
7.000%	02/15/15	B2		75	75,281
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	01/15/19	B3		1,550	1,550,000
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3		600	525,000
10.000%	07/15/15	B3		125	125,000
Sr. Sec’d. Notes
7.750%	05/15/16	Ba2		200	206,500
Digicel Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
10.500%	04/15/18	Caa1		980	984,900
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17	B1		225	226,125
12.000%	04/01/14	B1		75	84,000
EH Holding Corp.,
Gtd. Notes, 144A
7.625%	06/15/21	B3		475	498,750
Sr. Sec’d. Notes, 144A
6.500%	06/15/19	Ba3		475	495,188
GCI, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21	B2		275	268,125
GeoEye, Inc.,
Sr. Sec’d. Notes
9.625%	10/01/15	Ba3		50	54,750
Inmarsat Finance PLC (United Kingdom),
Gtd. Notes, 144A
7.375%	12/01/17(a)	Ba2		850	888,250
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20	B3		50	50,750
8.500%	11/01/19	B3		625	662,500
Gtd. Notes, 144A
7.250%	04/01/19(a)	B3		2,725	2,765,875
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, PIK
11.500%	02/04/17	Caa3		175	168,875
Gtd. Notes, PIK, 144A
11.500%	02/04/17	Caa3		700	675,500
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
11.875%	02/01/19	Caa2		325	346,125
Level 3 Escrow, Inc.,
Gtd. Notes, 144A
8.125%	07/01/19(a)	B3		350	344,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Level 3 Financing, Inc.,
Gtd. Notes
8.750%	02/15/17	B3		$100	$101,750
9.375%	04/01/19	B3		525	547,969
MetroPCS Wireless, Inc.,
Gtd. Notes
7.875%	09/01/18(a)	B2		950	963,062
Nextel Communications, Inc.,
Gtd. Notes
7.375%	08/01/15(a)	B1		775	709,125
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21(a)	B2		675	669,938
8.875%	12/15/19	B2		706	743,065
10.000%	08/15/16	B2		436	494,860
OTE PLC (United Kingdom),
Gtd. Notes, MTN
4.625%	05/20/16	Baa3	EUR	900	660,268
PAETEC Holding Corp.,
Gtd. Notes
9.875%	12/01/18	NR		175	192,500
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		100	108,000
Qwest Communications International, Inc.,
Gtd. Notes
8.000%	10/01/15	Baa3		150	159,809
Qwest Corp.,
Sr. Unsec’d. Notes
7.500%	10/01/14	Baa3		50	55,071
8.375%	05/01/16	Baa3		75	85,903
Sable International Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.750%	02/15/17	Ba2		125	125,000
Satmex Escrow SA de CV (Mexico),
Sr. Sec’d. Notes
9.500%	05/15/17	B3		800	816,000
SBA Telecommunications, Inc.,
Gtd. Notes
8.000%	08/15/16	B1		125	134,688
8.250%	08/15/19	B1		650	706,875
SBA Tower Trust,
Sec’d. Notes, 144A
4.254%	04/15/15(g)	A2		1,615	1,660,273
Sprint Nextel Corp.,
Gtd. Notes, 144A
9.000%	11/15/18(a)	Ba3		1,025	1,076,250
Sr. Unsec’d. Notes, 144A
11.500%	11/15/21	B3		300	297,000
Syniverse Holdings, Inc.,
Gtd. Notes
9.125%	01/15/19(a)	Caa1		475	501,125
Telecom Italia Capital SA (Luxembourg),
Gtd. Notes
5.250%	11/15/13	Baa2		565	542,730
6.175%	06/18/14	Baa2		895	860,869
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.992%	02/16/16	Baa1		1,280	1,230,721

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes
11.000%	11/01/15	Caa1		$525	$563,719
12.500%	11/01/17	Caa1		575	642,562
Trilogy International Partners LLC/Trilogy International Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.250%	08/15/16	Caa1		300	274,500
UPCB Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.625%	01/15/20	Ba3	EUR	175	223,662
UPCB Finance V Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21(a)	Ba3		300	303,750
Viasat, Inc.,
Gtd. Notes
8.875%	09/15/16	B1		300	307,500
West Corp.,
Gtd. Notes
7.875%	01/15/19	B3		550	545,875
8.625%	10/01/18	B3		300	303,000
Windstream Corp.,
Gtd. Notes
7.875%	11/01/17(a)	Ba3		775	838,938

					37,000,852

Tobacco
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/41	A2		710	737,919
Reynolds American, Inc.,
Gtd. Notes
7.625%	06/01/16	Baa3		595	709,499

					1,447,418

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.050%	03/01/41	A3		585	648,740
5.400%	06/01/41	A3		710	820,770
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
2.850%	12/15/21	A3		360	364,890
DP World Sukuk Ltd. (Cayman Islands),
Bonds
6.250%	07/02/17	Baa3		1,030	1,042,875
Sr. Unsec’d. Notes, 144A
6.250%	07/02/17	Baa3		990	1,002,375
Florida East Coast Holdings Corp.,
Sr. Unsec’d. Notes, PIK
10.500%	08/01/17	Caa3		132	103,008
Florida East Coast Railway Corp.,
Sr. Sec’d. Notes
8.125%	02/01/17	B3		275	271,562
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	07/15/16	Baa1		420	421,957
4.850%	06/01/21	Baa1		635	650,743

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Transportation (continued)
Georgian Railway LLC,
Sr. Unsec’d. Notes
9.875%	07/22/15	B+(d)	$400	$398,000
Kansas City Southern de Mexico SA de CV (Mexico),
Sr. Unsec’d. Notes
6.125%	06/15/21	Ba2	375	385,312
8.000%	02/01/18	Ba2	225	246,375
Kazakhstan Temir Zholy Finance BV (Netherlands),
Gtd. Notes
7.000%	05/11/16	Baa3	730	770,150
Gtd. Notes, 144A
6.375%	10/06/20	Baa3	500	518,750
Maxim Crane Works LP,
Sec’d. Notes, 144A
12.250%	04/15/15	Caa1	100	90,000
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/41(a)	Baa2	1,385	1,508,894

				9,244,401

Utilities — 0.2%
AES Corp. (The),
Sr. Unsec’d. Notes
9.750%	04/15/16(a)	Ba3	100	114,500
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21(a)	Ba3	850	915,875
AGL Capital Corp.,
Gtd. Notes
5.250%	08/15/19	Baa1	330	368,925
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/39(g)	Baa3	755	824,070
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2	640	792,564
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.900%	10/01/16	Baa2	460	535,365
Black Hills Corp.,
Sr. Unsec’d. Notes
6.500%	05/15/13	Baa3	125	132,090
Calpine Construction Finance Co. LP and CCFC Finance Corp.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/16(a)	Ba3	350	378,000
Consumers Energy Co.,
First Mortgage
6.000%	02/15/14	A3	541	590,723
EDF SA (France),
Sr. Unsec’d. Notes, 144A
4.600%	01/27/20(g)	Aa3	815	832,996
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	A3	750	913,869
Nevada Power Co.,
General Ref. Mortgage
6.650%	04/01/36	Baa2	870	1,165,623
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes
6.150%	10/01/38	Baa2	640	756,967

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Utilities (continued)
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.150%	05/15/37	Baa1		$235	$298,985
Westar Energy, Inc.,
First Mortgage
5.100%	07/15/20	Baa1		110	124,415

					8,744,967

Water
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil),
Sr. Unsec’d. Notes, 144A
6.250%	12/16/20	BB(d)		300	308,250

TOTAL CORPORATE OBLIGATIONS (cost $465,871,832)					467,997,535

FOREIGN GOVERNMENT BONDS — 2.4%
Arab Republic of Egypt (Egypt),
Sr. Unsec’d. Notes
5.750%	04/29/20	Ba3		100	85,250
6.875%	04/30/40	Ba3		360	297,000
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
5.603%	07/20/20(g)	Aa2		210	235,200
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	05/15/15	Baa3	BRL	1,937	2,229,419
10.000%	01/01/14	Baa3	BRL	7,681	4,083,354
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
12.500%	01/05/16	Baa2		3,750	2,372,336
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	Aa3		420	454,650
City of Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
12.500%	04/06/15	B2		580	606,100
Dominican Republic International (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21	B1		425	416,500
9.040%	01/23/18	B1		82	89,351
Sr. Unsec’d. Notes, 144A
7.500%	05/06/21	B1		100	98,000
Eskom Holdings Ltd. (South Africa),
Sr. Unsec’d. Notes
5.750%	01/26/21	Baa2		300	305,250
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21	Baa2		1,700	1,729,750
Grenada Government International Bond (Grenada),
Unsub. Notes
4.500%	09/15/25(g)	B-(d)		480	273,481
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.750%	02/03/15	Ba1		730	664,300
7.625%	03/29/41	Baa3		100	88,000
Ivory Coast (Cayman Islands),
Sr. Unsec’d. Notes
3.750%	12/31/32	NR		450	225,000

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
8.000%		06/24/19	B3		$1,025	$1,014,750
8.000%		03/15/39	B3		291	270,630
Unsec’d. Notes
10.625%		06/20/17	B3		800	900,000
Lebanon Government International Bond (Lebanon),
Notes
8.500%		01/19/16	B(d)		200	229,500
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.750%		01/15/15	Baa1		401	418,042
Mexican Bonos (Mexico),
Bonds
7.500%		06/03/27	Baa1	MXN	16,500	1,222,813
8.500%		11/18/38	Baa1	MXN	25,026	1,935,592
10.000%		11/20/36	Baa1	MXN	21,505	1,908,685
Namibia International Bonds (Namibia),
Sr. Unsec’d. Notes, 144A
5.500%		11/03/21	Baa3		200	204,000
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
6.750%		01/28/21	B+(d)		200	208,000
Sr. Unsec’d. Notes, 144A
6.750%		01/28/21	B+(d)		350	362,262
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.000%		03/23/22	A2		200	201,000
Province of Ontario Canada (Canada),
Unsec’d. Notes
1.600%		09/21/16	Aa1		1,980	1,973,904
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.500%		01/20/22	Aa2		300	309,000
5.750%		01/20/42	Aa2		300	323,250
Republic of Argentina (Argentina),
Sr. Unsec’d. Notes
2.500%		12/31/38	NR		1,300	458,250
3.260%	(c)	12/15/35	NR		2,700	344,250
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
4.875%		01/22/21	Baa2		300	335,250
5.625%		01/07/41	Baa2		1,370	1,589,200
7.125%		01/20/37	Baa2		3,000	4,140,000
Unsub. Notes
8.750%		02/04/25	Baa2		265	397,500
11.000%		08/17/40	Baa2		445	588,512
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
7.375%		03/18/19	Ba1		200	252,000
7.375%		09/18/37	Baa3		100	140,500
Republic of Congo (Congo),
Sr. Unsec’d. Notes
3.000%		06/30/29(g)	NR		166	111,388
Republic of Fiji (Fiji),
Sr. Unsec’d. Notes
9.000%		03/15/16	B1		400	380,186
Republic of Gabonese (Gabon),
Bonds
8.200%		12/12/17	BB-(d)		850	969,000

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of Georgia (Russia),
Bonds
6.875%	04/12/21	Ba3		$400	$412,000
Republic of Iceland (Iceland),
Notes
4.875%	06/16/16	Baa3		150	146,607
Notes, 144A
4.875%	06/16/16	Baa4		850	837,727
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21	Baa3		1,300	1,391,000
5.875%	03/13/20	Ba1		669	757,642
6.625%	02/17/37	Ba1		345	417,450
6.875%	01/17/18	Ba1		1,000	1,177,500
7.750%	01/17/38	Ba1		980	1,323,000
8.500%	10/12/35	Ba1		100	144,000
11.625%	03/04/19	Ba1		241	356,078
Republic of Iraq (Iraq),
Bonds
5.800%	01/15/28	NR		2,690	2,205,800
Republic of Lebanon (Lebanon),
Sr. Unsec’d. Notes, MTN
8.500%	08/06/15	B(d)		39	44,460
Unsub. Notes
9.000%	05/02/14	B1		347	388,640
Unsub. Notes, MTN
9.000%	03/20/17	NR		300	356,250
Republic of Lithuania (Lithuania),
Sr. Unsec’d. Notes
7.375%	02/11/20	Baa1		1,149	1,240,920
Republic of Peru (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	Baa3		850	935,000
6.550%	03/14/37	Baa3		1,350	1,714,500
7.125%	03/30/19	Baa3		940	1,182,050
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34	Ba2		2,325	2,775,469
Republic of Poland (Poland),
Sr. Unsec’d. Notes
3.875%	07/16/15	A2		460	467,958
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes
6.750%	11/01/24	BB(d)		1,335	1,261,260
Sr. Unsec’d. Notes, 144A
7.250%	09/28/21	BB(d)		400	389,000
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	A3		700	784,000
6.500%	06/02/14	A3		430	470,850
Republic of Sri Lanka (Sri Lanka),
Sr. Unsec’d. Notes
6.250%	07/27/21	B1		200	197,073
Republic of Turkey (Turkey),
Bonds
10.500%	01/15/20	NR	TRY	2,050	1,115,525
Sr. Unsec’d. Notes
5.625%	03/30/21	Ba2		750	758,438
6.750%	04/03/18	Ba2		500	545,625
6.750%	05/30/40	Ba2		1,350	1,390,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
6.875%	03/17/36	Ba2		$600	$625,500
7.000%	06/05/20	Ba2		2,000	2,210,000
7.250%	03/15/15	Ba2		100	108,625
7.375%	02/05/25	Ba2		100	113,125
7.500%	11/07/19	Ba2		400	454,000
8.000%	02/14/34	Ba2		1,440	1,702,800
Unsec’d. Notes
5.125%	03/25/22	Ba2		1,500	1,432,500
6.000%	01/14/41	Ba2		625	589,062
Republic of Vietnam (Vietnam),
Bonds
6.750%	01/29/20	B1		1,500	1,511,250
Russian Federation (Russia),
Sr. Unsec’d. Notes
7.500%	03/31/30	Baa1		11,974	13,904,691
Sr. Unsec’d. Notes, 144A
7.850%	03/10/18	Baa1	RUB	10,000	315,178
Russian Foreign Bond — Eurobond (Russia),
Notes
5.000%	04/29/20	Baa1		600	618,990
Turkey Government Bond (Turkey),
Bonds
11.000%	08/06/14	NR	TRY	750	399,604
Ukraine Government International Bond (Ukraine),
Bonds
7.750%	09/23/20	B2		650	562,250
Bonds, 144A
7.750%	09/23/20	B2		300	259,500
Sr. Unsec’d. Notes
6.580%	11/21/16	B2		1,265	1,106,875
6.750%	11/14/17	B2		565	485,900
Sr. Unsec’d. Notes, 144A
6.250%	06/17/16	B2		400	351,000
United Mexican States (Mexico),
Sr. Unsec’d. Notes
5.750%	10/12/10	Baa1		176	187,440
6.050%	01/11/40	Baa1		500	611,250
Sr. Unsec’d. Notes, MTN
5.950%	03/19/19	Baa1		3,180	3,779,430
6.375%	01/16/13	Baa1		205	214,225
Venezuela Government International Bond (Venezuela),
Bonds
11.950%	08/05/31	B2		3,410	2,787,675
Sr. Unsec’d. Notes
7.000%	03/31/38	B2		1,100	635,250
7.650%	04/21/25	B2		2,040	1,264,800
8.250%	10/13/24	B2		800	526,000
12.750%	08/23/22	B2		2,035	1,836,588
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
6.875%	01/15/16	B1		700	722,750
Wakala Global Sukuk Bhd (Malaysia),
Bonds
4.646%	07/06/21	A3		500	528,144

TOTAL FOREIGN GOVERNMENT BONDS (cost $101,755,780)					100,471,129

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS — 0.7%
Arizona
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds
4.839%	01/01/41	Aa1	$1,365	$1,530,220

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	510	665,407
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1	1,065	1,328,247
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1	640	826,003
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2	275	351,101

				3,170,758

Colorado
Regional Transportation District Sales Tax,
Revenue Bonds
5.000%	11/01/38	Aa2	770	836,351

District of Columbia
District of Columbia,
Revenue Bonds
5.250%	12/01/34	Aa1	770	856,848
5.591%	12/01/34	Aa1	120	146,218

				1,003,066

Florida — 0.1%
Florida State Board of Education,
Revenue Bonds
5.000%	07/01/20	A1	1,520	1,851,694

Illinois
Chicago IL O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A1	480	587,006
Chicago Metropolitan Water Reclamation District-Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	Aaa	695	866,950
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	300	354,267

				1,808,223

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	135,745

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	1,140	1,420,052
5.888%	07/01/43	Aa3	360	456,671

				1,876,723

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Ltd.
4.500%	08/01/31	Aa1	$840	$883,294
5.250%	08/01/20	Aa1	930	1,188,605

				2,071,899

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	65	91,465
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	Aa2	315	375,187
New York City Housing Development Corp.,
Revenue Bonds
6.420%	11/01/27	Aa2	55	59,652
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42	Aa2	265	329,480
New York City Transitional Finance Authority,
Revenue Bonds
5.508%	08/01/37	Aa1	1,205	1,408,741
Tompkins County Industrial Development Agency,
Revenue Bonds
5.000%	07/01/37	Aa1	780	851,612

				3,116,137

Oregon
Oregon State Taxable Pension,
General Obligation Unlimited
5.892%	06/01/27	Aa1	60	70,550

Texas — 0.1%
City of Houston TX,
General Obligation Ltd.
5.000%	03/01/19	Aa2	360	441,893
6.290%	03/01/32	Aa2	1,080	1,298,452
Texas State Transportation Commission,
Revenue Bonds
5.178%	04/01/30	Aaa	1,315	1,527,622

				3,267,967

Utah
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%	06/15/39	Aa2	1,060	1,352,560

Virginia — 0.1%
University of Virginia,
Revenue Bonds
5.000%	09/01/40	Aaa	1,130	1,323,818
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.350%	05/15/35	Aa1	120	138,650
Virginia Public Building Authority,
Revenue Bonds
5.900%	08/01/30	Aa1	1,015	1,163,860

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Virginia (continued)
Virginia Public School Authority,
Revenue Bonds
4.250%		12/15/30	Aa1	$1,755	$1,780,693

					4,407,021

Washington
State of Washington,
General Obligation Unlimited
5.000%		06/01/22	Aa1	175	217,051
5.000%		07/01/22	Aa1	280	347,578
5.000%		06/01/23	Aa1	820	1,001,327
5.000%		07/01/23	Aa1	230	281,090

					1,847,046

TOTAL MUNICIPAL BONDS (cost $25,514,541)					28,345,960

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
2.884%	(c)	02/25/34	BB(d)	56	46,158
Series 2004-D, Class 2A2
2.881%	(c)	05/25/34	BBB+(d)	30	25,177
Series 2004-H, Class 2A2
2.758%	(c)	09/25/34	Ba2	43	36,340
Series 2004-I, Class 3A2
2.755%	(c)	10/25/34	A1	25	23,240
Series 2005-J, Class 2A1
2.785%	(c)	11/25/35	Caa2	237	181,680
Series 2005-J, Class 3A1
5.245%	(c)	11/25/35	Caa1	73	62,921
Credit Suisse Mortgage Capital Certificates,
Series 2010-1R, Class 12A1, 144A
3.212%	(c)	03/27/36(g)	AAA(d)	152	151,485
Series 2010-1R, Class 42A1, 144A
5.000%	(c)	10/27/36(g)	AAA(d)	147	149,271
Fannie Mae,
Series 319, Class 2, IO
6.500%		02/01/32(g)	Aaa	19	3,377
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A2, 144A
1.805%		10/18/54(g)	Aaa	585	582,533
Government National Mortgage Assoc.,
Series 2010-92, Class PI, IO
4.500%		11/20/37(g)	Aaa	2,495	339,533
Series 2011-41, Class AI, IO
4.500%		12/20/39(g)	Aaa	2,773	432,576
Series 2011-88, Class EI, IO
4.500%		11/20/39(g)	Aaa	493	75,758
Holmes Master Issuer PLC (United Kingdom),
Series 2011-3A, Class A2, 144A
1.948%		10/21/54(g)	Aaa	580	578,622
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
2.810%	(c)	07/25/35	Ba3	751	670,127
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.750%	(c)	02/25/40	Aaa	179	181,426

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Silverstone Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A, 144A
1.960%		01/21/55(g)	Aaa	$1,210	$1,207,436
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
4.878%	(c)	09/25/35	BB(d)	155	134,264
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.870%	(c)	01/25/34	AAA(d)	60	55,761
Series 2005-AR2, Class 2A2
2.680%	(c)	03/25/35	B2	46	38,381

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,185,507)					4,976,066

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal National Mortgage Assoc., Notes
2.500%		05/15/14		3,000	3,131,049
4.875%		12/15/16		4,725	5,565,436

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,367,919)					8,696,485

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.2%
Federal Home Loan Mortgage Corp.
2.475%	(c)	07/01/35		27	28,417
2.508%	(c)	02/01/35		124	130,724
2.535%	(c)	09/01/32		3	3,009
3.500%		11/01/41		3,879	3,986,588
4.000%		09/01/40-10/01/41		12,635	13,287,598
4.500%		04/01/19-09/01/40		19,811	21,009,701
4.983%	(c)	11/01/35		47	50,179
5.000%		10/01/18-08/01/40		14,367	15,455,953
5.057%	(c)	03/01/36		82	87,173
5.133%	(c)	02/01/37		74	77,162
5.299%	(c)	02/01/37		298	313,063
5.358%	(c)	02/01/37		253	267,170
5.369%	(c)	04/01/37		569	606,016
5.424%	(c)	01/01/36		22	24,012
5.500%		12/01/18-01/01/40		4,485	4,871,414
5.706%	(c)	02/01/37		97	102,982
5.932%	(c)	12/01/36		23	24,696
5.973%	(c)	10/01/36		72	77,859
6.000%		10/01/32-08/01/38		476	522,898
6.011%	(c)	01/01/37		32	34,238
6.051%	(c)	11/01/36		68	73,972
6.094%	(c)	10/01/36		97	104,843
6.269%	(c)	08/01/36		98	107,212
6.500%		08/01/36		185	208,267
7.000%		11/01/30-06/01/32		9	9,770
Federal National Mortgage Assoc.
2.338%	(c)	07/01/35		59	61,893
2.417%	(c)	11/01/35		75	79,703
2.490%	(c)	08/01/36		80	84,610

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)
2.943%	(c)	12/01/36	$76	$80,703
3.500%		11/01/25-12/01/41	7,683	7,946,591
4.000%		01/01/26-10/01/41	32,268	34,015,504
4.500%		05/01/19-02/01/41	66,610	70,950,269
4.744%	(c)	01/01/37	129	136,947
5.000%		03/01/18-09/01/41	54,950	59,552,689
5.249%	(c)	12/01/35	43	45,543
5.440%	(c)	09/01/37	75	79,790
5.445%	(c)	12/01/35	64	68,023
5.459%	(c)	12/01/35	15	16,167
5.500%		01/01/17-05/01/40	48,591	53,107,065
5.733%	(c)	08/01/37	124	132,679
5.791%	(c)	11/01/37	324	345,491
5.989%	(c)	09/01/36	51	55,090
6.000%		04/01/21-10/01/39	44,132	48,701,373
6.500%		07/01/32-06/01/39	5,187	5,815,269
7.000%		01/01/31-04/01/37	72	82,544
Government National Mortgage Assoc.
3.500%		12/20/41	4,925	5,135,082
4.500%		11/20/40	1,651	1,804,593
5.000%		07/15/33-03/20/34	64	70,860
5.500%		10/20/32-11/15/34	200	226,271
6.000%		01/20/33	5	5,593
6.500%		09/20/32-12/20/33	25	28,695
7.000%		03/15/13-12/15/13	12	12,949
8.000%		12/15/16-07/15/23	10	11,390
8.500%		06/15/16-10/15/26	24	28,570
9.500%		03/15/19-01/15/20	2	1,876
12.000%		09/15/13	—(r)	21

TOTAL U.S. GOVERNMENT MORTGAGE- BACKED SECURITIES (cost $344,184,702)				350,148,759

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds
4.625%		02/15/40	18,000	24,277,500
5.375%		02/15/31	6,000	8,551,872
6.750%		08/15/26	8,250	12,739,807
U.S. Treasury Notes
1.750%		08/15/12	42,215	42,643,736
2.125%		08/15/21	9,685	9,933,178
2.625%		04/30/16-08/15/20	49,970	54,050,361
3.125%		09/30/13	36,595	38,420,468

TOTAL U.S. TREASURY OBLIGATIONS (cost $189,223,436)				190,616,922

TOTAL LONG-TERM INVESTMENTS (cost $3,963,471,676)				4,001,026,136

SHORT-TERM INVESTMENTS — 12.8%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $545,600,050; includes $255,519,370 of cash collateral for securities on loan)(b)(w)(Note 4)	545,600,050	$545,600,050

TOTAL INVESTMENTS — 106.7% (cost $4,509,071,726)		4,546,626,186
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (6.7)%		(286,911,126)

NET ASSETS — 100.0%		$4,259,715,060

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
CVA	Certified Van Aandelen (Bearer)
CVT	Convertible Security
IO	Interest Only
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $248,334,807; cash collateral of $255,519,370 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(g)	Indicates a security that has been deemed illiquid.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the

Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/09/12	Bank of New York Mellon	GBP	4	$6,302	$6,212	$(90)
Expiring 01/09/12	Bank of New York Mellon	GBP	1	1,595	1,553	(42)
Expiring 01/09/12	Bank of New York Mellon	GBP	1	1,554	1,553	(1)
Expiring 01/09/12	Bank of New York Mellon	GBP	1	1,553	1,553	—
Expiring 01/09/12	Bank of New York Mellon	GBP	1	1,550	1,553	3
Expiring 01/09/12	Bank of New York Mellon	GBP	1	1,538	1,553	15
Expiring 01/09/12	Bank of New York Mellon	GBP	1	1,565	1,553	(12)
Chilean Peso,
Expiring 02/16/12	Credit Suisse First Boston Corp.	CLP	114,680	227,000	219,367	(7,633)
Chinese Yuan,
Expiring 06/25/12	Standard Chartered PLC	CNY	16,681	2,610,000	2,643,576	33,576
Indonesia Rupiah,
Expiring 03/22/12	Barclays Capital Group	IDR	7,805,210	842,895	853,608	10,713
Japanese Yen,
Expiring 01/05/12	JPMorgan Chase	JPY	126,752	1,629,534	1,646,925	17,391
Mexican Peso,
Expiring 02/16/12	Bank of New York Mellon	MXN	416	30,387	29,668	(719)
Expiring 02/16/12	Barclays Capital Group	MXN	17,898	1,275,695	1,277,332	1,637
Polish Zloty,
Expiring 02/16/12	Citigroup Global Markets	PLN	5,483	1,552,378	1,581,532	29,154
Turkish Lira,
Expiring 02/16/12	Morgan Stanley	TRY	1,753	951,668	915,114	(36,554)

				$9,135,214	$9,182,652	$47,438

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 02/16/12	Credit Suisse First Boston Corp.	BRL	13,241	$7,344,000	$7,020,167	$323,833
British Pound,
Expiring 01/09/12	Bank of New York Mellon	GBP	4	6,259	6,212	47
Expiring 01/09/12	Bank of New York Mellon	GBP	3	4,715	4,659	56
Expiring 01/09/12	Bank of New York Mellon	GBP	3	4,784	4,659	125
Expiring 01/09/12	Bank of New York Mellon	GBP	2	3,180	3,106	74
Expiring 01/09/12	Bank of New York Mellon	GBP	2	3,223	3,105	118
Expiring 01/09/12	Bank of New York Mellon	GBP	2	3,115	3,106	9
Expiring 01/09/12	Barclays Capital Group	GBP	90	138,709	139,756	(1,047)
Euro,
Expiring 02/16/12	Citigroup Global Markets	EUR	1,350	1,754,109	1,747,901	6,208
Expiring 02/16/12	Deutsche Bank	EUR	1,246	1,685,704	1,612,905	72,799
Expiring 03/09/12	Royal Bank of Scotland	EUR	3,482	4,668,527	4,509,341	159,186
Indonesia Rupiah,
Expiring 03/22/12	Morgan Stanley	IDR	7,805,210	846,553	853,608	(7,055)
Mexican Peso,
Expiring 02/16/12	Bank of New York Mellon	MXN	10,470	747,836	747,216	620
Russian Ruble,
Expiring 03/23/12	Morgan Stanley	RUB	11,134	342,629	341,540	1,089
Turkish Lira,
Expiring 02/16/12	Bank of America	TRY	1,798	951,675	938,722	12,953

				$18,505,018	$17,936,003	$569,015

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,770,488,588	$37,676	$375
Preferred Stocks	7,842,834	—	—
Warrants	—	—	44
Asset-Backed Securities	—	23,319,350	—
Commercial Mortgage-Backed
Securities	—	48,084,413	—
Corporate Obligations	—	467,997,535	—
Foreign Government Bonds	—	100,471,129	—
Municipal Bonds	—	28,345,960	—
Residential Mortgage-Backed Securities	—	4,976,066	—
U.S. Government Agency Obligations	—	8,696,485	—
U.S. Government Mortgage-Backed Securities	—	350,148,759	—
U.S. Treasury Obligations	—	190,616,922	—
Affiliated Money Market Mutual Fund	545,600,050	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	616,453	—

Total	$3,323,931,472	$1,223,310,748	$419

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (6.0% represents investments purchased with collateral from securities onloan)	12.8%
Oil & Gas	9.0
U.S. Government Mortgage-Backed Securities	8.2
U.S. Treasury Obligations	4.5
Telecommunications	4.2
Financial Services	4.0
Pharmaceuticals	3.3
Financial — Bank & Trust	3.3
Computer Services & Software	3.2
Computer Hardware	3.0
Retail & Merchandising	3.0
Insurance	2.7
Foreign Government Bonds	2.4
Consumer Products & Services	2.2
Food	2.1
Medical Supplies & Equipment	1.8
Beverages	1.8
Internet Services	1.8
Diversified Operations	1.7
Metals & Mining	1.7
Semiconductors	1.6
Media	1.6
Transportation	1.5
Chemicals	1.5
Real Estate Investment Trusts	1.5
Electronic Components & Equipment	1.4
Utilities	1.3
Healthcare Services	1.3
Commercial Mortgage-Backed Securities	1.1
Entertainment & Leisure	1.1
Aerospace & Defense	1.1
Pipelines	0.9
Electric	0.8
Automobile Manufacturers	0.8
Municipal Bonds	0.7
Commercial Banks	0.7

Commercial Services	0.7%
Machinery & Equipment	0.6
Restaurants	0.6
Automotive Parts	0.6
Tobacco	0.5
Asset-Backed Securities	0.5
Electric- Integrated	0.5
Diversified Financial Services	0.5
Distribution/Wholesale	0.5
Conglomerates	0.5
Diversified Manufacturing	0.4
Advertising	0.4
Farming & Agriculture	0.4
Biotechnology	0.3
Hotels & Motels	0.3
Clothing & Apparel	0.3
Paper & Forest Products	0.3
Office Equipment	0.3
Building Materials	0.3
Industrial Products	0.3
Cable Television	0.2
Construction	0.2
Coal	0.2
Medical Products	0.2
U.S. Government Agency Obligations	0.2
Airlines	0.2
Environmental Control	0.1
Real Estate	0.1
Manufacturing	0.1
Residential Mortgage-Backed Securities	0.1
Business Services	0.1
Home Builders	0.1
Toys	0.1
Holding Companies — Diversified	0.1
Home Furnishings	0.1
Broadcasting	0.1
Containers & Packaging	0.1

106.7
Liabilities in excess of other assets	(6.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	Unaffiliated investments	$44	—	$—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	669,606	Unrealized depreciation on foreign currency forward contracts	53,153

Total		$669,650		$53,153

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Forward Currency Contracts

Foreign exchange contracts			$(108,551)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$740,118	$740,118
Equity contracts	1	—	1

Total	$1	$740,118	$740,119

For the year ended December 31, 2011, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $7,277,663 and the average value at settlement date receivable for foreign currency exchange sale contracts was $16,833,685.

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $248,334,807:
Unaffiliated investments (cost $3,963,471,676)	$4,001,026,136
Affiliated investments (cost $545,600,050)	545,600,050
Cash	1,913,282
Foreign currency, at value (cost $2,845,707)	2,827,186
Receivable for investments sold	25,185,835
Dividends and interest receivable	17,044,013
Receivable for fund share sold	9,138,619
Tax reclaim receivable	932,069
Unrealized appreciation on foreign currency forward contracts	669,606
Prepaid expenses	30,483

Total Assets	4,604,367,279

LIABILITIES:
Payable to broker for collateral for securities on loan	255,519,370
Payable for investments purchased	87,629,607
Advisory fees payable	1,098,958
Accrued expenses and other liabilities	314,414
Unrealized depreciation on foreign currency forward contracts	53,153
Shareholder servicing fees payable	29,843
Payable for fund share repurchased	6,366
Affiliated transfer agent fee payable	508

Total Liabilities	344,652,219

NET ASSETS	$4,259,715,060

Net assets were comprised of:
Paid-in capital	$4,100,823,151
Retained earnings	158,891,909

Net assets, December 31, 2011	$4,259,715,060

Net asset value and redemption price per share, $4,259,715,060 / 247,554,354 outstanding shares of beneficial interest	$17.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$56,726,414
Unaffiliated dividend income (net of $1,626,789 foreign withholding tax)	55,625,856
Affiliated income from securities lending, net	699,194
Affiliated dividend income	378,705

113,430,169

EXPENSES
Advisory fees	34,573,559
Shareholder servicing fees and expenses	4,067,478
Custodian and accounting fees	893,000
Trustees’ fees	48,000
Insurance expenses	34,000
Audit fees	19,000
Legal fees and expenses	18,000
Commitment fee on syndicated credit agreement	13,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Miscellaneous	36,935

Total expenses	39,723,972
Less: shareholder servicing fee waiver	(1,217,982)

Net expenses	38,505,990

NET INVESTMENT INCOME	74,924,179

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	149,822,339
Short sales transactions	1,135
Foreign currency transactions	102,522

149,925,996

Net change in unrealized appreciation (depreciation) on:
Investments	(280,826,135)
Foreign currencies	591,646

(280,234,489)

NET LOSS ON INVESTMENTS	(130,308,493)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(55,384,314)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$74,924,179	$44,663,505
Net realized gain on investment and foreign currency transactions	149,925,996	44,239,857
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(280,234,489)	205,584,860

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(55,384,314)	294,488,222

DISTRIBUTIONS	(44,710,269)	(22,083,079)

FUND SHARE TRANSACTIONS:
Fund share sold [176,381,323 and 114,263,228 shares, respectively]	3,020,247,077	1,814,444,951
Fund share issued in reinvestment of distributions [2,587,400 and 1,456,667 shares, respectively]	44,710,269	22,083,079
Fund share repurchased [138,071,321 and 25,210,084 shares, respectively]	(2,229,039,875)	(379,687,285)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	835,917,471	1,456,840,745

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	20,313	—

TOTAL INCREASE IN NET ASSETS	735,843,201	1,729,245,888
NET ASSETS:
Beginning of year	3,523,871,859	1,794,625,971

End of year	$4,259,715,060	$3,523,871,859

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2011 consisted of 64 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 18 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”):    Long-term capital appreciation.

AST Advanced Strategies Portfolio (“Advanced Strategies”):    High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”):    Highest potential total return consistent with its specified level of risk.

AST CLS Growth Asset Allocation Portfolio (“CLS Growth Asset Allocation”):    Highest potential total return consistent with its level of risk tolerance.

AST CLS Moderate Asset Allocation Portfolio (“CLS Moderate Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST FI Pyramis® Asset Allocation Portfolio (“FI Pyramis® Asset Allocation”):    Maximize total return.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”):    Long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio (“First Trust Capital Appreciation”):    Long-term capital growth.

AST Horizon Growth Asset Allocation Portfolio (“Horizon Growth Asset Allocation”):    Highest potential total return consistent with its level of risk tolerance.

AST Horizon Moderate Asset Allocation Portfolio (“Horizon Moderate Asset Allocation”):    Highest potential total return consistent with its level of risk tolerance.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”):    Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST JPMorgan Strategic Opportunities Portfolio (“JPMorgan Strategic Opportunities”):    Maximize return compared to the benchmark through security selection and tactical asset allocation.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”):    Maximize total return, consistent with preservation of capital and prudent investment management.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”):    Maximize total return, consistent with preservation of capital and prudent investment management.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST Schroders Multi-Asset World Strategies Portfolio (“Schroders Multi-Asset World Strategies”):    Long-term capital appreciation.

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AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”):    High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

2.	Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official NASDAQ closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on

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foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the

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“fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few Portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios of the Trust may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

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Swap Agreements:    Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may

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include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

Total Return Swap:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2011, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any

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cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2011, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alpha Simplex Group, LLC for a portion of Academic Strategies;

AQR Capital Management, LLC / CNH Partners, LLC for a portion of Academic Strategies;

Bache Asset Management (formerly Prudential Bache Asset Management) for a portion of Academic Strategies from July 1, 2011 until October 14, 2011;

CLS Investments, LLC for CLS Growth Asset Allocation and CLS Moderate Asset Allocation;

First Quadrant, L.P. for a portion of Academic Strategies;

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First Trust Advisors L.P. for First Trust Balanced Target and First Trust Capital Appreciation Target;

Horizon Investments, LLC for Horizon Growth Asset Allocation and Horizon Moderate Asset Allocation;

Jefferies Group, Inc. for a portion of Academic Strategies effective October 14, 2011;

Jennison Associates LLC for a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for JPMorgan Strategic Opportunities and a portion of Academic Strategies effective October 17, 2011;

LSV Asset Management for a portion of Advanced Strategies;

Marsico Capital Management LLC for a portion of Advanced Strategies;

Pacific Investment Management Company LLC (“PIMCO”) for PIMCO Total Return Bond, PIMCO Limited Maturity Bond, a portion of Academic Strategies and a portion of Advanced Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies, Academic Strategies and manages Capital Growth Asset Allocation, Balanced Asset Allocation, and Preservation Asset Allocation. Quantitative Management Associates LLC (“QMA”) provides certain sub-advisory services to these Portfolios and to Academic Strategies and Advanced Strategies;

Prudential Bache Asset Management for a portion of Academic Strategies through June 30, 2011;

Prudential Investment Management, Inc. (“PIM”), for Investment Grade Bond;

Pyramis® Global Advisors, LLC for FI Pyramis® Asset Allocation;

Quantitative Management Associates LLC for a portion of Academic Strategies and Advanced Strategies;

Schroder Investment Management North America Ltd. and Schroder Investment Management North America, Inc. for Schroders Multi-Asset World Strategies;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and a portion of Advanced Strategies;

William Blair & Company, LLC for a portion of Advanced Strategies.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Academic Strategies*	0.72%†	0.65%	N/A	**
Advanced Strategies	0.85%†	0.85%	N/A
Balanced Asset Allocation	0.15%†	0.15%	N/A
Capital Growth Asset Allocation	0.15%†	0.15%	N/A
CLS Growth Asset Allocation	0.30%†	0.21%	N/A
CLS Moderate Asset Allocation	0.30%†	0.21%	N/A
FI Pyramis® Asset Allocation	0.85%	0.85%	N/A
First Trust Balanced Target	0.85%†	0.84%	N/A	**
First Trust Capital Appreciation Target	0.85%†	0.83%	N/A	**
Horizon Growth Asset Allocation	0.30%†	0.23%	N/A
Horizon Moderate Asset Allocation	0.30%†	0.23%	N/A
Investment Grade Bond	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%††
JPMorgan Strategic Opportunities	1.00%	1.00%	N/A
PIMCO Limited Maturity Bond	0.65%	0.65%	N/A
PIMCO Total Return Bond	0.65%†	0.65%	N/A

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	Advisory Fees	Effective Advisory Fees	Expense Limitations
Preservation Asset Allocation	0.15%†	0.15%	N/A
Schroders Multi-Asset World Strategies	1.10%	1.10%	N/A
T. Rowe Price Asset Allocation	0.85%†	0.85%	N/A

*  The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

**  Expense limitation is noted in the table below:

	January 1, 2011 – June 30, 2011 Expense Limitation	Effective July 1, 2011 Expense Limitation
Academic Strategies	0.64%	N/A
First Trust Balanced Target	0.93%	N/A
First Trust Capital Appreciation Target	0.91%	N/A

†  The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

	First $100 million	Next $100 million	In Excess of $200 million
CLS Growth Asset Allocation	0.00%	0.05%	0.10%
CLS Moderate Asset Allocation	0.00%	0.05%	0.10%

	First $250 million	Next $500 million	In Excess of $750 million
Horizon Growth Asset Allocation	0.00%	0.05%	0.10%
Horizon Moderate Asset Allocation	0.00%	0.05%	0.10%

Effective July 1, 2011, the investment manager has voluntarily agreed to waive a portion of its advisory fees as follows:

In Excess of $6,500 million
Academic Strategies	0.01%

In Excess of $5,500 million
Advanced Strategies	0.01%

In Excess of $5,000 million
Balanced Asset Allocation.	0.01%
Capital Growth Asset Allocation.	0.01%
Preservation Asset Allocation	0.01%

In Excess of $4,000 million
First Trust Balanced Target	0.02%
First Trust Capital Appreciation Target	0.02%

In Excess of $6,000 million
PIMCO Total Return Bond	0.01%

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In Excess of 4,500 million
T. Rowe Price Asset Allocation	0.02%

††  Expense limitation is contractual through April 30, 2012.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust, excluding Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Through June 30, 2011, the Investment Manager had voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver). . Effective July 1, 2011, the Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2011, PIM was compensated as follows for these services by the Portfolios:

PIM
Academic Strategies	$322,025
Advanced Strategies	401,155
FI Pyramis® Asset Allocation	55,695
CLS Growth Asset Allocation	90,880
CLS Moderate Asset Allocation	115,155
First Trust Balanced Target	271,487
First Trust Capital Appreciation Target	583,804
Horizon Growth Asset Allocation	36,683
Horizon Moderate Asset Allocation	37,648
Investment Grade Bond	387,884
JPMorgan Strategic Opportunities	133,625
Schroders Multi-Asset World Strategies	323,413
T. Rowe Price Asset Allocation	211,250

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During the year ended December 31, 2011, some Portfolios received amounts (as noted in the table below) related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares. This amount is presented in the Statement of Changes in Net Assets. The Portfolios were not involved in the proceedings or in the calculation of the amount of the settlement.

Amount
JPMorgan Strategic Opportunities	$57,028
T. Rowe Price Asset Allocation	20,313

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2011, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies	$4,421,218,103	$4,777,992,908
Advanced Strategies	5,177,058,539	4,647,915,388
Balanced Asset Allocation	4,775,553,608	4,971,106,286
Capital Growth Asset Allocation	5,210,376,268	6,226,022,163
CLS Growth Asset Allocation	2,578,029,772	2,384,076,278
CLS Moderate Asset Allocation	2,842,263,117	2,485,773,041
FI Pyramis® Asset Allocation	2,468,706,662	2,287,914,101
First Trust Balanced Target	3,500,153,410	3,524,258,353
First Trust Capital Appreciation Target	5,677,466,030	6,144,761,995
Horizon Growth Asset Allocation	2,081,302,652	1,892,217,096
Horizon Moderate Asset Allocation	2,146,850,149	1,917,031,969
Investment Grade Bond	12,425,134,371	7,271,278,688
JPMorgan Strategic Opportunities	2,000,320,001	1,933,217,019
PIMCO Limited Maturity Bond	636,003,679	749,438,540
PIMCO Total Return Bond	38,223,546,974	40,178,602,672
Preservation Asset Allocation	3,693,587,580	3,152,007,826
Schroders Multi-Asset World Strategies	3,299,344,574	3,239,452,104
T. Rowe Price Asset Allocation	3,522,816,986	2,686,666,256

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2011 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Academic Strategies
BlackRock Value	$82,418,640	$54,675,860	$49,200,693	$708,919	$82,625,378
Cohen & Steers Realty	290,607,189	125,678,591	137,788,676	2,113,332	281,198,395
Federated Aggressive Growth	2,967,410	954,659	1,265,771	10,423	2,125,790
Global Real Estate	304,532,277	131,794,695	135,884,703	6,522,813	266,793,468
Goldman Sachs Concentrated Growth	92,502,886	37,127,339	92,536,446	126,852	33,665,996
Goldman Sachs Large-Cap Value	—	45,231,792	14,000,581	—	27,132,067
Goldman Sachs Mid-Cap Growth	84,817,863	34,364,749	50,655,054	4,546,037	58,219,504
Goldman Sachs Small Cap Value	—	50,162,643	18,939,767	158,537	28,095,118
High Yield	365,455,556	192,630,907	221,514,201	20,972,506	326,819,012
International Growth	405,166,272	186,672,728	194,707,294	2,621,908	326,628,841
International Value	468,922,709	204,410,757	232,499,692	6,464,693	361,778,944
Jennison Large-Cap Growth	54,909,389	68,127,968	41,426,559	—	79,186,381
Jennison Large-Cap Value	48,273,285	38,933,362	42,028,740	409,029	39,681,116
Large-Cap Value	198,092,822	60,572,897	119,961,016	2,218,158	125,286,403
Lord Abbett Core Fixed-Income	—	77,479,374	25,698,511	811,014	53,117,262
Marsico Capital Growth	75,558,301	57,504,696	48,392,083	251,173	81,000,236
MFS Growth	92,225,109	24,918,020	67,971,761	183,538	48,955,117

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Mid-Cap Value	$106,101,011	$38,189,817	$54,094,737	$632,924	$82,374,910
Money Market	125,875	120,814	—	30	246,690
Neuberger Berman Core Bond	—	39,722,896	4,674,253	—	35,400,809
Neuberger Berman Mid-Cap Growth	87,056,179	45,016,427	45,743,159	—	84,358,377
Parametric Emerging Markets Equity	489,554,746	258,600,314	275,175,550	3,408,007	365,834,416
PIMCO Limited Maturity Bond	683,520	17,831	—	17,831	698,869
PIMCO Total Return Bond	257,441,813	140,024,139	265,794,912	16,085,722	123,548,727
Prudential Core Bond	—	79,489,877	9,348,506	—	70,872,075
Prudential Jennison Market Neutral Fund (Class Z shares)	2,774,724	—	1,350,000	—	1,387,414
QMA US Equity Alpha	190,182,444	70,184,199	96,460,708	1,332,654	162,565,129
Small-Cap Growth	3,734,425	1,213,131	1,593,977	—	3,144,206
Small-Cap Value	145,666,247	32,974,428	90,505,181	581,195	78,317,866
T. Rowe Price Large-Cap Growth	55,881,108	60,478,506	33,166,849	—	79,321,589
T. Rowe Price Natural Resources	50,260,183	9,835,291	37,393,529	143,579	18,178,837
Western Asset Core Plus Bond	110,885,043	56,773,039	98,588,806	4,844,511	70,713,528

	$4,066,797,026	$2,223,881,746	$2,508,361,715	$75,165,385	$3,399,272,470

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Advanced Strategies
Federated Aggressive Growth	$—	$25,804,800	$8,044,780	$—	$17,576,880
Goldman Sachs Small-Cap Value	—	17,621,400	6,506,010	—	11,603,174
Small-Cap Growth	—	38,707,200	12,985,438	—	26,096,441
Small-Cap Value	—	41,116,600	15,188,043	—	26,473,031

	$—	$123,250,000	$42,724,271	$—	$81,749,526

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Balanced Asset Allocation
BlackRock Value	$326,652,188	$229,687,038	$156,387,827	$2,868,824	$381,637,040
Federated Aggressive Growth	59,182,318	10,211,685	40,238,893	159,700	22,753,962
Goldman Sachs Concentrated Growth	383,818,119	126,894,112	346,858,210	562,234	148,524,654
Goldman Sachs Large-Cap Value	—	184,098,464	42,534,589	—	125,896,738
Goldman Sachs Mid-Cap Growth	50,189,316	12,126,364	42,695,666	1,236,792	18,577,419
Goldman Sachs Small-Cap Value	—	36,016,098	16,513,948	107,259	17,886,703
High Yield	157,846,743	97,395,166	94,724,458	8,537,994	157,025,357
International Growth	369,912,796	174,098,181	176,133,602	—	302,946,739
International Value	372,947,969	181,557,586	188,628,602	5,067,158	304,166,932
Jennison Large-Cap Growth	233,208,198	266,465,035	127,969,519	2,402,754	361,030,801
Jennison Large-Cap Value	196,624,771	158,959,111	149,659,010	1,729,588	183,415,494
Large-Cap Value	789,846,315	248,413,579	418,539,791	9,129,399	569,111,294
Lord Abbett Core Fixed-Income	—	450,294,724	127,792,456	4,429,606	330,294,348
Marsico Capital Growth	314,016,283	207,157,447	141,360,800	1,115,162	363,811,735
MFS Growth	384,460,122	79,797,262	244,973,170	819,293	218,014,493
Mid-Cap Value	41,537,689	14,697,891	14,692,138	258,167	38,723,443
Money Market	143,604,033	99,740,444	182,741,324	21,587	60,603,154

B392

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Neuberger Berman Core Bond	$—	$238,619,864	$20,248,097	$—	$220,533,603
Neuberger Berman Mid-Cap Growth	51,447,161	14,832,598	40,924,821	—	26,909,272
Parametric Emerging Markets Equity	132,993,347	97,755,637	110,891,831	466,335	97,542,735
PIMCO Limited Maturity Bond	—	69,963,364	23,496,165	1,396,025	46,128,267
PIMCO Total Return Bond	1,509,365,363	712,701,826	1,407,062,824	88,051,082	770,406,512
Prudential Core Bond	—	477,506,370	41,111,194	—	440,921,486
Small-Cap Growth	59,868,736	12,404,957	37,688,428	—	34,364,240
Small-Cap Value	115,169,307	17,537,543	87,068,374	399,441	40,993,036
T. Rowe Price Global Bond	236,306	8,040	—	8,040	246,046
T. Rowe Price Large-Cap Growth	235,296,798	248,664,311	105,687,162	—	360,885,743
T. Rowe Price Natural Resources	89,788,803	14,080,155	69,826,595	194,093	28,589,222
Western Asset Core Plus Bond	650,173,776	293,868,756	514,656,792	26,503,537	439,256,027

	$6,668,186,457	$4,775,553,608	$4,971,106,286	$155,464,070	$6,111,196,495

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation
BlackRock Value	$474,585,885	$327,777,791	$293,795,768	$4,136,224	$477,310,345
Federated Aggressive Growth	87,416,798	15,093,619	64,555,798	228,765	28,996,712
Goldman Sachs Concentrated Growth	558,732,705	182,844,235	526,370,358	810,613	189,855,825
Goldman Sachs Large-Cap Value	—	266,650,337	81,082,496	—	161,821,497
Goldman Sachs Mid-Cap Growth	73,748,033	18,052,368	66,354,909	1,786,387	23,662,983
Goldman Sachs Small-Cap Value	—	53,361,461	27,919,860	154,708	22,795,593
High Yield	108,230,688	66,860,751	70,204,055	6,160,697	102,101,016
International Growth	530,883,489	248,814,163	298,862,366	3,383,528	388,153,312
International Value	534,765,092	258,595,870	317,347,366	7,135,234	388,878,290
Jennison Large-Cap Growth	331,102,367	386,735,606	239,341,358	—	459,540,265
Jennison Large-Cap Value	286,278,138	233,710,999	250,048,378	2,494,367	236,630,192
Large-Cap Value	1,134,038,369	374,961,407	711,689,919	13,161,216	717,720,991
Lord Abbett Core Fixed-Income	—	313,620,391	106,300,165	3,168,129	212,451,121
Marsico Capital Growth	449,240,570	317,020,828	272,849,852	1,607,970	464,652,150
MFS Growth	556,513,135	123,982,589	396,989,326	1,181,282	278,446,235
Mid-Cap Value	60,470,199	22,296,490	29,021,780	369,917	49,286,563
Money Market	165,804,456	66,657,394	200,829,874	22,299	31,631,977
Neuberger Berman Core Bond	—	156,994,023	16,419,837	—	141,983,061
Neuberger Berman Mid-Cap Growth	78,537,346	21,107,563	67,694,340	—	34,298,207
Parametric Emerging Markets Equity	189,550,971	132,577,650	165,531,601	672,804	125,884,812
PIMCO Limited Maturity Bond	—	49,764,762	19,723,076	1,008,010	29,761,293
PIMCO Total Return Bond	1,006,511,499	614,858,957	1,095,071,594	62,919,053	493,825,336
Prudential Core Bond	—	314,164,281	32,834,675	—	284,257,816
Small-Cap Growth	87,309,686	18,341,518	61,549,721	—	43,771,218
Small-Cap Value	170,807,832	26,118,471	137,758,658	573,853	52,243,953
T. Rowe Price Global Bond	809,702	27,550	—	27,550	843,076

B393

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
T. Rowe Price Large-Cap Growth	$334,198,879	$341,548,893	$188,365,506	$—	$460,131,549
T. Rowe Price Natural Resources	114,703,927	22,153,797	92,144,008	279,594	36,341,093
Western Asset Core Plus Bond	435,456,959	235,682,502	395,365,519	18,962,303	281,729,483

	$7,769,696,725	$5,210,376,266	$6,226,022,163	$130,244,503	$6,219,005,964

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
CLS Growth Asset Allocation
BlackRock Value	$70,300,318	$121,494,456	$86,968,840	$818,415	$96,533,503
Federated Aggressive Growth	53,527,447	50,871,545	46,534,500	219,345	47,154,212
Goldman Sachs Concentrated Growth	79,223,431	84,876,233	121,682,651	162,882	36,415,947
Goldman Sachs Large-Cap Value	—	64,114,712	27,866,160	—	31,294,764
Goldman Sachs Mid-Cap Growth	10,736,255	7,529,556	13,552,785	352,680	4,174,326
International Growth	229,609,857	219,708,436	201,974,000	1,482,437	200,709,419
International Value	76,086,776	70,861,410	83,000,000	771,410	49,577,365
Jennison Large-Cap Growth	48,198,387	105,751,804	64,012,628	—	86,363,972
Jennison Large-Cap Value	42,246,787	74,573,269	63,479,480	482,146	45,719,149
Large-Cap Value	167,316,155	173,127,901	175,248,320	2,533,807	147,315,640
Lord Abbett Core Fixed-Income	—	71,501,234	24,442,827	383,678	48,020,026
Marsico Capital Growth	65,867,842	105,065,888	76,653,346	320,235	88,433,631
MFS Growth	79,732,700	58,591,613	83,566,886	237,044	53,023,687
Mid-Cap Value	9,336,695	11,103,026	8,677,200	77,996	10,575,626
Money Market	227,963,278	409,033,160	539,787,000	41,879	89,184,018
Neuberger Berman Core Bond	—	42,209,644	10,520,684	—	31,990,396
Neuberger Berman Mid-Cap Growth	11,233,915	8,339,209	13,847,430	—	6,034,871
PIMCO Total Return Bond	—	201,381,714	198,202,118	7,603,592	111,573,571
Prudential Core Bond	111,009,991	84,463,239	21,041,369	—	64,044,405
Small-Cap Growth	55,098,286	60,175,800	57,134,500	—	54,428,703
T. Rowe Price Large-Cap Growth	49,014,198	95,979,735	52,904,471	—	86,347,506
Western Asset Core Plus Bond	47,812,377	87,041,381	72,391,421	2,287,719	63,904,541

	$1,434,314,695	$2,207,794,965	$2,043,488,616	$17,775,265	$1,452,819,278

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
CLS Moderate Asset Allocation
BlackRock Value	$58,738,912	$78,556,549	$45,359,000	$650,640	$86,687,450
Federated Aggressive Growth	56,141,456	41,449,264	44,308,000	177,364	44,646,062
Goldman Sachs Concentrated Growth	62,961,237	62,040,230	84,243,994	130,753	36,011,413
Goldman Sachs Large-Cap Value	—	46,005,504	14,453,000	—	27,927,876
Goldman Sachs Mid-Cap Growth	8,614,760	5,710,161	9,720,532	283,115	4,218,603
International Growth	192,580,990	179,969,381	148,750,000	1,127,381	186,412,102
International Value	92,034,665	59,707,362	95,289,000	584,362	44,681,266
Jennison Large-Cap Growth	38,312,917	82,854,571	32,592,000	—	85,626,815
Jennison Large-Cap Value	35,541,437	48,824,271	37,679,500	376,917	41,212,672
Large-Cap Value	140,333,477	108,518,559	104,538,500	2,024,295	131,625,343
Lord Abbett Core Fixed-Income	—	134,851,500	32,546,410	906,760	104,492,962
Marsico Capital Growth	52,535,057	78,305,919	38,885,271	257,039	87,657,771
MFS Growth	63,348,465	41,260,854	50,890,391	190,274	52,520,949

B394

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Mid-Cap Value	$7 ,867,563	$6,908,352	$4,470,000	$62,382	$9,484,984
Money Market	476,781,350	602,802,052	775,103,000	85,724	297,969,590
Neuberger Berman Core Bond	—	84,445,256	15,492,300	—	69,621,889
Neuberger Berman Mid-Cap Growth	9,045,986	6,527,577	9,766,000	—	6,100,314
PIMCO Total Return Bond	276,303,277	312,075,972	338,378,461	17,982,599	242,872,505
Prudential Core Bond	—	168,986,633	30,984,600	—	139,380,105
Small-Cap Growth	57,645,783	50,110,100	54,712,000	—	50,800,818
T. Rowe Price Large-Cap Growth	39,075,101	78,868,057	27,584,000	—	85,642,792
Western Asset Core Plus Bond	119,103,461	136,133,161	119,512,890	5,413,914	139,064,360

	$1,786,965,894	$2,414,911,285	$2,115,258,849	$30,253,519	$1,974,658,641

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Horizon Growth Asset Allocation
BlackRock Value	$81,497,538	$107,066,776	$83,831,756	$747,924	$98,729,933
Federated Aggressive Growth	18,229,439	27,901,794	27,051,901	66,711	15,481,168
Goldman Sachs Concentrated Growth	63,949,964	82,899,108	105,236,799	141,172	37,364,913
Goldman Sachs Large-Cap Value	—	59,945,134	24,201,138	—	31,361,494
Goldman Sachs Mid-Cap Growth	8,734,971	7,473,987	11,442,885	305,362	4,381,868
Goldman Sachs Small-Cap Value	—	23,666,224	15,210,442	25,937	8,300,686
International Growth	73,808,546	119,279,014	100,242,697	334,776	77,277,434
International Value	70,704,308	98,304,974	90,356,336	743,619	66,679,448
Jennison Large-Cap Growth	39,035,042	100,703,555	47,623,731	—	89,135,316
Jennison Large-Cap Value	50,237,018	64,171,959	61,330,394	438,677	46,767,273
Large-Cap Value	196,657,779	142,122,101	174,409,232	2,314,954	149,907,263
Lord Abbett Core Fixed-Income	—	45,822,286	22,145,904	425,385	24,386,674
Marsico Capital Growth	53,549,015	97,515,197	55,552,577	277,528	91,265,557
MFS Growth	64,377,949	57,295,528	65,841,408	205,474	54,733,013
Mid-Cap Value	10,872,200	9,313,181	8,436,264	71,807	10,808,255
Money Market	160,347,480	253,577,369	227,230,331	34,196	181,510,539
Neuberger Berman Core Bond	—	20,728,897	4,642,381	—	16,244,996
Neuberger Berman Mid-Cap Growth	9,221,942	8,387,204	11,591,531	—	6,338,111
PIMCO Total Return Bond	121,772,522	126,688,780	187,079,796	8,471,116	56,660,242
Prudential Core Bond	—	41,481,343	9,284,761	—	32,526,673
Small-Cap Growth	19,210,000	31,379,842	29,375,820	—	19,541,281
Small-Cap Value	28,173,281	49,774,826	58,423,878	96,258	19,870,170
T. Rowe Price Large-Cap Growth	39,839,330	95,574,247	41,183,638	—	89,190,442
Western Asset Core Plus Bond	52,567,605	49,978,434	70,844,687	2,553,974	32,453,067

	$1,162,785,929	$1,721,051,760	$1,532,570,287	$17,254,870	$1,260,915,816

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Horizon Moderate Asset Allocation
BlackRock Value	$72,675,228	$71,059,463	$58,154,443	$581,905	$81,709,758
Federated Aggressive Growth	18,009,184	25,271,052	22,789,980	64,639	17,433,026
Goldman Sachs Concentrated Growth	55,422,027	48,107,746	69,164,191	110,547	31,369,682
Goldman Sachs Large-Cap Value	—	44,184,884	14,856,382	—	25,936,280

B395

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Goldman Sachs Mid-Cap Growth	$7,574,999	$4,215,502	$7,844,709	$239,233	$3,703,373
Goldman Sachs Small-Cap Value	—	22,651,723	15,361,006	22,259	7,326,298
International Growth	93,729,530	134,981,094	104,666,818	340,792	106,853,794
International Value	93,412,951	88,332,907	85,727,408	779,295	83,329,385
Jennison Large-Cap Growth	33,948,387	64,948,048	22,017,804	—	74,760,752
Jennison Large-Cap Value	43,277,976	43,780,136	43,510,562	344,486	38,921,085
Large-Cap Value	173,092,794	89,243,468	127,660,091	1,807,755	124,305,237
Lord Abbett Core Fixed-Income	—	98,276,737	35,173,953	914,384	64,783,906
Marsico Capital Growth	46,546,014	58,296,543	25,391,562	217,334	76,573,460
MFS Growth	55,842,537	32,996,435	42,416,102	160,893	45,893,647
Mid-Cap Value	9,582,797	5,887,574	5,789,118	56,632	9,016,346
Money Market	260,591,843	384,459,396	257,787,693	65,623	382,194,170
Neuberger Berman Core Bond	—	53,515,566	10,780,009	—	43,148,719
Neuberger Berman Mid-Cap Growth	8,020,018	4,905,715	7,880,653	—	5,352,227
PIMCO Total Return Bond	326,040,705	187,646,387	353,375,060	18,173,461	150,493,150
Prudential Core Bond	—	107,102,661	21,560,019	—	86,401,593
Small-Cap Growth	18,861,003	28,822,456	25,695,506	—	20,940,941
Small-Cap Value	41,898,821	37,531,443	62,678,562	81,731	18,045,667
T. Rowe Price Large-Cap Growth	34,625,585	63,913,256	20,042,551	—	74,788,262
Western Asset Core Plus Bond	140,675,990	76,206,330	132,807,838	5,475,510	86,196,618

	$1,533,828,389	$1,776,336,522	$1,573,132,020	$29,436,479	$1,659,477,376

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Preservation Asset Allocation
BlackRock Value	$146,746,298	$95,083,936	$35,443,529	$1,243,884	$202,871,058
Federated Aggressive Growth	26,703,237	4,538,554	16,828,486	66,963	11,795,264
Goldman Sachs Concentrated Growth	174,821,308	54,213,215	146,493,854	243,748	78,607,400
Goldman Sachs Large-Cap Value	—	78,850,847	6,347,290	—	66,812,344
Goldman Sachs Mid-Cap Growth	22,616,895	5,361,993	18,149,149	509,138	9,753,473
Goldman Sachs Small-Cap Value	—	15,620,615	5,840,721	44,087	9,337,221
High Yield	212,533,554	104,967,460	87,090,457	10,319,209	228,420,847
International Growth	167,809,225	73,864,451	54,528,227	1,038,248	160,993,252
International Value	169,782,147	77,162,093	59,388,227	2,189,890	161,621,780
Jennison Large-Cap Growth	103,672,655	116,881,285	26,077,486	—	191,516,358
Jennison Large-Cap Value	93,740,989	64,357,184	52,551,159	747,744	97,699,643
Large-Cap Value	362,634,119	101,273,014	146,382,280	3,958,315	301,927,360
Lord Abbett Core Fixed-Income	—	541,941,110	70,128,911	5,339,506	482,316,057
Marsico Capital Growth	141,006,599	88,537,531	32,853,624	483,306	192,959,603
MFS Growth	174,771,700	34,361,598	95,258,205	355,192	115,573,899
Mid-Cap Value	19,558,866	6,546,339	4,870,082	108,146	20,459,405
Money Market	124,384,641	147,374,066	159,689,835	23,675	112,068,873
Neuberger Berman Core Bond	—	321,010,873	3,342,819	—	320,910,869
Neuberger Berman Mid-Cap Growth	23,921,722	6,696,395	17,478,790	—	14,136,769
Parametric Emerging Markets
Equity	62,032,723	42,597,718	44,090,595	194,375	50,304,885
PIMCO Limited Maturity Bond	—	79,266,307	13,388,473	1,678,113	65,521,390
PIMCO Total Return Bond	2,019,899,096	604,481,933	1,445,892,083	106,042,756	1,126,064,228

B396

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Prudential Core Bond	$—	$642,426,687	$5,350,638	$—	$643,818,072
Small-Cap Growth	26,258,405	4,936,309	13,957,367	—	17,666,288
Small-Cap Value	50,472,463	7,125,559	34,920,121	170,241	21,129,961
T. Rowe Price Global Bond	9,439,610	46,482	8,115,000	46,482	1,407,747
T. Rowe Price Large-Cap Growth	105,385,790	116,157,951	23,928,588	—	191,885,987
T. Rowe Price Natural Resources	41,174,177	5,677,690	29,544,471	81,593	15,375,856
Western Asset Core Plus Bond	868,512,332	252,228,385	494,077,359	31,951,775	641,720,153

	$5,147,878,551	$3,693,587,580	$3,152,007,826	$166,836,386	$5,554,676,042

Written options transactions, during the year ended December 31, 2011, were as follows:

	Academic Strategies		Advanced Strategies
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	442,740,000	$1,812,295	782,310,000	$3,072,681
Written options	1,022,982,000	27,276,371	1,191,943,000	4,837,778
Expired options	(266,550,000)	(4,897,978)	(1,222,326,000)	(3,464,696)
Closed options	(510,168,000)	(20,788,364)	(552,493,000)	(2,744,074)

Balance at end of year	689,004,000	$3,402,324	199,434,000	$1,701,689

	JPMorgan Strategic Opportunities		PIMCO Limited Maturity
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	21,579,000	$62,397	160,900,000	$1,085,972
Written options	28,000	5,534	317,300,000	2,902,884
Expired options	(28,000)	(5,534)	(53,720,000)	(705,574)
Closed options	(21,579,000)	(62,397)	(261,680,000)	(1,281,394)

Balance at end of year	—	$—	162,800,000	$2,001,888

	PIMCO Total Return
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	6,504,300,000	$27,221,897
Written options	2,853,300,000	27,980,511
Expired options	(2,015,500,000)	(11,726,283)
Closed options	(2,001,800,000)	(12,208,321)

Balance at end of year	5,340,300,000	$31,267,804

6.	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

B397

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies, were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Portfolios pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Portfolios had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Balance Outstanding During the Period	Average Interest Rate	Number of Days Balance Outstanding During the Period	Outstanding Balance at December 31, 2011
Academic Strategies	$4,878,333	1.50%	33	—
Advanced Strategies	14,968,333	1.51%	9	—
Balanced Asset Allocation	13,105,500	1.47%	2	—
Capital Growth Asset Allocation	186,761,000	1.51%	1	—
CLS Growth Asset Allocation	19,791,163	1.50%	43	—
CLS Moderate Asset Allocation	19,898,360	1.51%	25	—
FI Pyramis® Asset Allocation	1,660,222	1.49%	9	—
First Trust Balanced Target	39,388,600	1.50%	4	—
First Trust Capital Appreciation Target	48,702,200	1.50%	5	—
Horizon Growth Asset Allocation	15,356,486	1.51%	37	—
Horizon Moderate Asset Allocation	15,288,289	1.51%	38	—
Investment Grade Bond	11,151,000	1.50%	40	—
JPMorgan Strategic Opportunities	1,382,149	1.46%	47	—
PIMCO Limited Maturity Bond	227,000	1.51%	3	—
Preservation Asset Allocation	3,286,000	1.49%	1	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2011, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective

B398

control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not yet been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not yet been determined.

B399

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2011		2010(c)		2009(c)		2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.61		$9.57		$7.89		$12.18		$11.18

Income (Loss) From Investment Operations:
Net investment income	.11		.08		.12		.19		.14
Net realized and unrealized gain (loss) on investments	(.39)		1.05		1.77		(3.92)		.93

Total from investment operations	(.28)		1.13		1.89		(3.73)		1.07

Less Distributions:	(.06)		(.09)		(.21)		(.56)		(.07)

Net Asset Value, end of year	$10.27		$10.61		$9.57		$7.89		$12.18

Total Return(a)	(2.66)%		11.96%		24.36%		(31.89)%		9.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,973.4		$6,689.5		$4,712.0		$2,623.3		$5,135.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77	%(d)	.70	%(d)	.75	%(d)	.38	%(d)	.16%
Expenses Before Waivers and/or Expense Reimbursement	.85	%(d)	.82	%(d)	.82	%(d)	.40	%(d)	.16%
Net investment income	1.03%		.76%		1.44%		1.85%		1.15%
Portfolio turnover rate	106%		75%		78%		158%		28%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes dividend expense and broker fees and expenses on short sales of .06%, .04%, .02% and .01% for the years ended December 31, 2011, 2010, 2009 and 2008, respectively.

	AST Advanced Strategies Portfolio
	Year Ended December 31,
	2011	2010	2009(c)	2008		2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.93	$9.73	$7.96	$11.76		$10.80

Income (Loss) From Investment Operations:
Net investment income	.17	.12	.17	.28		.17
Net realized and unrealized gain (loss) on investments	(.16)	1.20	1.87	(3.67)		.85

Total from investment operations	.01	1.32	2.04	(3.39)		1.02

Less Distributions:	(.10)	(.12)	(.27)	(.41)		(.06)

Net Asset Value, end of year	$10.84	$10.93	$9.73	$7.96		$11.76

Total Return(a)	.11%	13.71%	26.20%	(29.74)%		9.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,784.3	$3,505.8	$2,021.8	$950.8		$1,538.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95%	.97%	1.02%	1.05	%(d)	1.00	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.99%	.99%	1.03%	1.05	%(d)	1.00	%(d)
Net investment income	1.74%	1.59%	1.97%	2.65%		2.55%
Portfolio turnover rate	221%	155%	222%	423%		310%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense of .03% and .01% for the years ended December 31, 2008 and 2007, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C400

Financial Highlights

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.11	$9.98	$8.23	$12.06	$11.08

Income (Loss) From Investment Operations:
Net investment income	.12	.08	.17	.21	.17
Net realized and unrealized gain (loss) on investments	(.25)	1.14	1.73	(3.56)	.87

Total from investment operations	(.13)	1.22	1.90	(3.35)	1.04

Less Distributions:	(.07)	(.09)	(.15)	(.48)	(.06)

Net Asset Value, end of year	$10.91	$11.11	$9.98	$8.23	$12.06

Total Return(a)	(1.22)%	12.31%	23.30%	(28.76)%	9.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,447.4	$6,887.8	$4,612.5	$1,344.7	$1,622.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.17%	.17%	.17%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.17%	.17%	.17%
Net investment income	1.06%	.80%	1.91%	1.98%	1.48%
Portfolio turnover rate	71%	34%	34%	90%	32%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.44	$9.32	$7.59	$12.44	$11.36

Income (Loss) From Investment Operations:
Net investment income	.10	.05	.09	.19	.08
Net realized and unrealized gain (loss) on investments	(.35)	1.18	1.81	(4.32)	1.06

Total from investment operations	(.25)	1.23	1.90	(4.13)	1.14

Less Distributions:	(.05)	(.11)	(.17)	(.72)	(.06)

Net Asset Value, end of year	$10.14	$10.44	$9.32	$7.59	$12.44

Total Return(a)	(2.43)%	13.37%	25.33%	(34.94)%	10.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,556.1	$8,024.8	$5,833.3	$3,045.4	$6,815.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.17%	.16%	.16%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.17%	.16%	.16%
Net investment income	.85%	.60%	1.72%	1.51%	.93%
Portfolio turnover rate	69%	47%	31%	74%	33%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C401

Financial Highlights

	AST CLS Growth Asset Allocation Portfolio
	Year Ended December 31,					November 19, 2007(c) through December 31, 2007(d)
	2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.71	$9.40	$7.44	$11.53		$10.00

Income (Loss) From Investment Operations:
Net investment income	.06	.05	.10	.06		.10
Net realized and unrealized gain (loss) on investments	(.31)	1.29	1.90	(4.12)		1.43

Total from investment operations	(.25)	1.34	2.00	(4.06)		1.53

Less Distributions:	(.12)	(.03)	(.04)	(.03)		—

Net Asset Value, end of period	$10.34	$10.71	$9.40	$7.44		$11.53

Total Return(a)	(2.39)%	14.34%	27.02%	(35.30)%		15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,613.7	$1,586.4	$603.7	$73.3		$13.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.23%	.24%	.31%	.41	%(e)	.53	%(e)(f)
Expenses Before Waivers and/or Expense Reimbursement	.32%	.32%	.36%	.50	%(e)	5.73	%(e)(f)
Net investment income	.61%	.52%	1.11%	1.57%		7.84	%(f)
Portfolio turnover rate	133%	60%	48%	219%		80	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Includes loan interest of .01% and .13% for the year ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

(f)	Annualized.

(g)	Not annualized.

	AST CLS Moderate Asset Allocation Portfolio
	Year Ended December 31,					November 19, 2007(c) through December 31, 2007(d)
	2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.96	$8.95	$7.28	$10.06		$10.00

Income (Loss) From Investment Operations:
Net investment income	.06	.06	.13	.01		.11
Net realized and unrealized gain (loss) on investments	(.24)	1.00	1.57	(2.78)		(.05)

Total from investment operations	(.18)	1.06	1.70	(2.77)		.06

Less Distributions:	(.18)	(.05)	(.03)	(.01)		—

Net Asset Value, end of year	$9.60	$9.96	$8.95	$7.28		$10.06

Total Return(a)	(1.82)%	11.92%	23.39%	(27.56)%		.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,196.5	$1,974.6	$877.4	$141.0		$7.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.23%	.23%	.27%	.41	%(e)	.40	%(f)
Expenses Before Waivers and/or Expense Reimbursement	.32%	.32%	.33%	.46	%(e)	8.31	%(f)
Net investment income	.72%	.66%	1.61%	1.53%		9.31	%(f)
Portfolio turnover rate	113%	44%	44%	178%		19	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Includes .01% of loan interest expense.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C402

Financial Highlights

	AST FI Pyramis® Asset Allocation Portfolio
	Year Ended December 31,							November 19, 2007(c) through December 31, 2007(d)
	2011		2010(d)		2009(d)	2008(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.93		$8.80		$7.29	$10.03		$10.00

Income (Loss) From Investment Operations:
Net investment income	.06		.04		.08	.12		.08
Net realized and unrealized gain (loss) on investments	(.29)		1.13		1.46	(2.85)		(.05)

Total from investment operations	(.23)		1.17		1.54	(2.73)		.03

Less Distributions:	(.35)		(.04)		(.03)	(.01)		—

Net Asset Value, end of year	$9.35		$9.93		$8.80	$7.29		$10.03

Total Return(a)	(2.47)%		13.32%		21.23%	(27.27)%		.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$928.2		$785.7		$346.4	$57.8		$5.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.32	%(e)	1.21	%(e)	.37%	.41	%(f)	.40	%(g)
Expenses Before Waivers and/or Expense Reimbursement	1.33	%(e)	1.22	%(e)	.38%	.59	%(f)	13.22	%(g)
Net investment income	.73%		.44%		.96%	1.38%		7.12	%(g)
Portfolio turnover rate	275%		334%		190%	347%		97	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of .28% and .18% for the years ended December 31, 2011 and 2010, respectively.

(f)	Includes loan interest expense of .01%.

(g)	Annualized.

(h)	Not annualized.

	AST First Trust Balanced Target Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.76	$8.69	$7.33	$11.59	$10.72

Income (Loss) From Investment Operations:
Net investment income	.21	.22	.24	.35	.31
Net realized and unrealized gain (loss) on investments	(.35)	1.00	1.45	(4.24)	.61

Total from investment operations	(.14)	1.22	1.69	(3.89)	.92

Less Distributions:	(.16)	(.15)	(.33)	(.37)	(.05)

Net Asset Value, end of year	$9.46	$9.76	$8.69	$7.33	$11.59

Total Return(a)	(1.51)%	14.36%	23.85%	(34.49)%	8.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,784.0	$2,787.4	$1,671.8	$690.4	$1,339.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94%	.94%	.98%	.98%	.96%
Expenses Before Waivers and/or Expense Reimbursement	.98%	.98%	.99%	.98%	.96%
Net investment income	2.33%	2.46%	3.08%	3.58%	2.70%
Portfolio turnover rate	130%	62%	49%	119%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C403

Financial Highlights

	AST First Trust Capital Appreciation Target Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.91	$8.42	$6.86	$11.80	$10.62

Income (Loss) From Investment Operations:
Net investment income	.15	.14	.15	.24	.19
Net realized and unrealized gain (loss) on investments	(.76)	1.44	1.60	(4.96)	1.02

Total from investment operations	(.61)	1.58	1.75	(4.72)	1.21

Less Distributions:	(.10)	(.09)	(.19)	(.22)	(.03)

Net Asset Value, end of year	$9.20	$9.91	$8.42	$6.86	$11.80

Total Return(a)	(6.22)%	19.02%	25.98%	(40.71)%	11.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,253.6	$4,030.3	$2,419.5	$788.0	$1,676.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93%	.93%	.97%	.98%	.96%
Expenses Before Waivers and/or Expense Reimbursement	.98%	.98%	.98%	.98%	.96%
Net investment income	1.43%	1.61%	2.00%	2.08%	1.68%
Portfolio turnover rate	150%	89%	58%	134%	47%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Horizon Growth Asset Allocation Portfolio
	Year Ended December 31,					November 19, 2007(c) through December 31, 2007(d)
	2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.12	$8.92	$7.07	$10.21		$10.00

Income (Loss) From Investment Operations:
Net investment income	.05	.05	.08	.04		.10
Net realized and unrealized gain (loss) on investments	(.10)	1.18	1.80	(3.17)		.11

Total from investment operations	(.05)	1.23	1.88	(3.13)		.21

Less Distributions:	(.43)	(.03)	(.03)	(.01)		—

Net Asset Value, end of year	$9.64	$10.12	$8.92	$7.07		$10.21

Total Return(a)	(.57)%	13.82%	26.67%	(30.70)%		2.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,378.5	$1,280.7	$552.0	$54.5		$4.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.26%	.29%	.35%	.41	%(e)	.40	%(f)
Expenses Before Waivers and/or Expense Reimbursement	.32%	.33%	.36%	.65	%(e)	15.01	%(f)
Net investment income	.60%	.58%	.98%	1.90%		8.82	%(f)
Portfolio turnover rate	131%	93%	40%	204%		20	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Includes loan interest expense of .01%.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C404

Financial Highlights

	AST Horizon Moderate Asset Allocation Portfolio
	Year Ended December 31,					November 19, 2007(c) through December 31, 2007(d)
	2011	2010(d)	2009(d)	2008(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.55	$9.50	$7.72	$10.20		$10.00

Income (Loss) From Investment Operations:
Net investment income	.07	.07	.13	.14		.15
Net realized and unrealized gain (loss) on investments	(.12)	1.03	1.67	(2.61)		.05

Total from investment operations	(.05)	1.10	1.80	(2.47)		.20

Less Distributions:	(.54)	(.05)	(.02)	(.01)		—

Net Asset Value, end of year	$9.96	$10.55	$9.50	$7.72		$10.20

Total Return(a)	(.51)%	11.60%	23.38%	(24.27)%		2.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,820.9	$1,666.9	$804.1	$100.1		$2.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.25%	.26%	.32%	.41	%(e)	.40	%(f)
Expenses Before Waivers and/or Expense Reimbursement	.32%	.32%	.34%	.58	%(e)	27.13	%(f)
Net investment income	.73%	.73%	1.41%	1.60%		12.80	%(f)
Portfolio turnover rate	105%	63%	31%	145%		5	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Includes loan interest expense of .01%.

(f)	Annualized.

(g)	Not annualized.

	AST Investment Grade Bond Portfolio
	Year Ended December 31,			January 28, 2008(c) through December 31, 2008(d)
	2011(d)	2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.81	$11.82	$10.90	$10.00

Income (Loss) From Investment Operations:
Net investment income	.11	.36	.47	.30
Net realized and unrealized gain (loss) on investments	.89	.85	.74	.60

Total from investment operations	1.00	1.21	1.21	.90

Less Distributions:	(6.69)	(1.22)	(.29)	—

Net Asset Value, end of period	$6.12	$11.81	$11.82	$10.90

Total Return(a)	12.44%	10.72%	11.40%	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13,122.3	$573.1	$1,080.5	$2,837.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.71%	.77%	.75%	.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.75%	.79%	.77%	.75	%(e)
Net investment income	1.85%	3.03%	4.22%	3.32	%(e)
Portfolio turnover rate	744%	766%	630%	796	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C405

Financial Highlights

	AST JPMorgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2011		2010		2009	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.98		$12.15		$10.86	$13.77	$13.57

Income (Loss) From Investment Operations:
Net investment income	.22		.12		.02	.10	.12
Net realized and unrealized gain (loss) on investments	(.19)		.76		2.26	(2.41)	.19

Total from investment operations	.03		.88		2.28	(2.31)	.31

Less Distributions:	(.11)		(.05)		(.99)	(.60)	(.11)

Capital Contributions (Note 4):	—	(d)	—		—	—	—

Net Asset Value, end of year	$12.90		$12.98		$12.15	$10.86	$13.77

Total Return(a)	.23%		7.32%		22.02%	(17.68)%	2.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,004.9		$2,071.9		$1,710.7	$811.6	$437.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.24	%(e)	1.24	%(e)	1.13%	1.14%	.94%
Expenses Before Waivers and/or Expense Reimbursement	1.27	%(e)	1.26	%(e)	1.14%	1.14%	.94%
Net investment income	1.69%		1.08%		.60%	1.33%	.86%
Portfolio turnover rate	116%		211%		75%	99%	169%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $.005 per share.

(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of .11% and .11% for the years ended December 31, 2011 and 2010, respectively.

	AST PIMCO Limited Maturity Bond Portfolio
	Year Ended December 31,
	2011(c)	2010(c)		2009(c)	2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.58	$10.46		$10.85	$11.36		$11.18

Income (Loss) From Investment Operations:
Net investment income	.14	.11		.30	.44		.51
Net realized and unrealized gain (loss) on investments	.11	.29		.75	(.32)		.24

Total from investment operations	.25	.40		1.05	.12		.75

Less Distributions:	(.28)	(.28)		(1.44)	(.63)		(.57)

Net Asset Value, end of year	$10.55	$10.58		$10.46	$10.85		$11.36

Total Return(a)	2.34%	3.90%		10.33%	1.02%		6.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,026.2	$968.4		$1,033.9	$775.7		$1,227.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77%	.79	%(d)	.79%	.78	%(d)	.76	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.78%	.80	%(d)	.79%	.78	%(d)	.76	%(d)
Net investment income	1.34%	1.02%		2.78%	3.92%		4.45%
Portfolio turnover rate	575%	368%		363%	410%		135%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense of .01%, .01% and .01% for the years ended December 31, 2010, 2008 and 2007, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C406

Financial Highlights

	AST PIMCO Total Return Bond Portfolio
	Year Ended December 31,
	2011(c)		2010(c)		2009(c)		2008		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.16		$11.70		$11.31		$12.10		$11.43

Income (Loss) From Investment Operations:
Net investment income	.26		.25		.35		.63		.55
Net realized and unrealized gain (loss) on investments	.13		.64		1.41		(.89)		.40

Total from investment operations	.39		.89		1.76		(.26)		.95

Less Distributions:	(.64)		(.43)		(1.37)		(.53)		(.28)

Net Asset Value, end of year	$11.91		$12.16		$11.70		$11.31		$12.10

Total Return(a)	3.18%		7.72%		16.53%		(2.26)%		8.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,925.1		$9,779.9		$8,417.4		$3,108.2		$4,775.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.74	%(d)	.74	%(d)	.75	%(d)	.75	%(d)	.74	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.77	%(d)	.77	%(d)	.78	%(d)	.75	%(d)	.74	%(d)
Net investment income	2.14%		2.09%		3.03%		4.20%		4.67%
Portfolio turnover rate	755%		633%		445%		506%		297%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.75	$10.78	$9.10	$11.78	$10.84

Income (Loss) From Investment Operations:
Net investment income	.16	.13	.27	.24	.22
Net realized and unrealized gain (loss) on investments	(.04)	1.00	1.54	(2.47)	.75

Total from investment operations	.12	1.13	1.81	(2.23)	.97

Less Distributions:	(.11)	(.16)	(.13)	(.45)	(.03)

Net Asset Value, end of year	$11.76	$11.75	$10.78	$9.10	$11.78

Total Return(a)	.99%	10.57%	20.04%	(19.55)%	8.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,854.6	$5,299.9	$3,666.5	$1,340.8	$714.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.17%	.17%	.17%	.18%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.17%	.17%	.17%	.18%
Net investment income	1.34%	1.13%	2.71%	2.29%	1.95%
Portfolio turnover rate	58%	24%	21%	58%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C407

Financial Highlights

	AST Schroders Multi-Asset World Strategies Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.50	$12.17	$9.69	$15.33	$15.01

Income (Loss) From Investment Operations:
Net investment income	.27	.33	.31	.29	.30
Net realized and unrealized gain (loss) on investments	(.73)	1.09	2.35	(4.54)	1.04

Total from investment operations	(.46)	1.42	2.66	(4.25)	1.34

Less Distributions:	(.30)	(.09)	(.18)	(1.39)	(1.02)

Net Asset Value, end of year	$12.74	$13.50	$12.17	$9.69	$15.33

Total Return(a)	(3.52)%	11.78%	27.73%	(30.24)%	8.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,612.7	$2,702.7	$1,072.1	$159.6	$214.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.23%	1.35%	1.28%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.24%	1.25%	1.35%	1.28%	1.10%
Net investment income	2.14%	2.60%	2.76%	2.25%	1.91%
Portfolio turnover rate	161%	123%	142%	264%	223%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.05	$15.45	$12.75	$18.05	$17.64

Income (Loss) From Investment Operations:
Net investment income	.27	.29	.28	.39	.42
Net realized and unrealized gain (loss) on investments	.07	1.47	2.75	(4.88)	.69

Total from investment operations	.34	1.76	3.03	(4.49)	1.11

Less Distributions:	(.18)	(.16)	(.33)	(.81)	(.70)

Capital Contributions (Note 4):	— (d)	—	—	—	—

Net Asset Value, end of year	$17.21	$17.05	$15.45	$12.75	$18.05

Total Return(a)	1.98%	11.53%	24.14%	(25.94)%	6.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,259.7	$3,523.9	$1,794.6	$693.5	$1,004.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95%	.96%	.99%	.98%	.97%
Expenses Before Waivers and/or Expense Reimbursement	.98%	.98%	1.01%	.98%	.97%
Net investment income	1.84%	1.84%	2.03%	2.50%	2.27%
Portfolio turnover rate	92%	51%	55%	122%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C408

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Academic Strategies Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST CLS Growth Asset Allocation Portfolio, AST CLS Moderate Asset Allocation Portfolio, AST FI Pyramis® Asset Allocation Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST Horizon Growth Asset Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, AST Investment Grade Bond Portfolio, AST JPMorgan Strategic Opportunities Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Preservation Asset Allocation Portfolio, AST T. Rowe Price Asset Allocation Portfolio, and AST Schroders Multi-Asset World Strategies Portfolio, (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2012

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (44) No. of Portfolios Overseen: 84	Senior Vice President and Chief Financial Officer (Since 2007) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Saul K. Fenster, Ph.D. (78) No. of Portfolios Overseen: 84	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Formerly Director (2000-2006) of IDT Corporation.
Delayne Dedrick Gold (73) No. of Portfolios Overseen: 84	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
W. Scott McDonald, Jr., Ph.D. (74) No. of Portfolios Overseen: 84	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None
Thomas T. Mooney (70) No. of Portfolios Overseen: 84	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007) formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien (61) No. of Portfolios Overseen: 84	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Director (since April 2008) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (76) No. of Portfolios Overseen: 84	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen Pelletier (58) No. of Portfolios Overseen: 84	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None
Robert F. Gunia (65) No. of Portfolios Overseen: 84	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (46) Number of Portfolios Overseen: 84	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Timothy S. Cronin, 2009; Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (55) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E3

Board Consideration of New Subadvisory Agreements: AST Academic Strategies Asset Allocation Portfolio:

The Board of Advanced Series Trust (the “Trust”) consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The AST Academic Strategies Asset Allocation Portfolio (the “Portfolio”) is a series of the Trust. The Board is responsible for the oversight of the Trust and each of its Portfolios, its operations performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

Board Consideration of New Subadvisory Agreements

The Board considered and approved proposals by Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”), and recommended that shareholders of the Portfolio approve, new subadvisory agreements with each of Bache Asset Management, Inc. (the “Bache Subadvisory Agreement”) and Jefferies Group, Inc. (the “Jefferies Subadvisory Agreement”) (collectively, the “New Subadvisory Agreements”). In making the determination to approve the New Subadvisory Agreements, the Trustees, including the Independent Trustees, advised by independent legal counsel, considered the following information:

Approval of the Bache Subadvisory Agreement

At a June 10, 2008, in-person meeting of the Board, at which all of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved a subadvisory agreement with Prudential Bache Asset Management (the “Prior Subadvisory Agreement”). The shareholders of the Portfolio approved the Prior Subadvisory Agreement at a special shareholders’ meeting held on June 23, 2008. The Board approved the renewal of the Prior Subadvisory Agreement at a Board meeting held on June 15-17, 2011.

Jefferies Group, Inc. acquired the Global Commodities Group of Prudential Financial, Inc. (“PFI”), including Prudential Bache Asset Management (“PBAM”), effective as of June 30, 2011. This acquisition is referred to herein as the Transaction. Upon completion of the Transaction, Prudential Bache Asset Management (“PBAM”) came under the control of Jefferies Group, Inc. and began to operate under the name Bache Asset Management, Incorporated (“Bache”). Under the 1940 Act, completion of the Transaction, however, resulted in the automatic termination of the Prior Subadvisory Agreement. At the June 15-17, 2011, in-person meeting of the Board, at which all of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved an interim subadvisory agreement with Bache (the “Interim Subadvisory Agreement”) in order to prevent the completion of the Transaction and the resulting termination of the Prior Subadvisory Agreement from disrupting the management of the Portfolio’s commodities investment sleeve. Bache has been managing the Portfolio’s commodities investment sleeve of the Portfolio pursuant to the Interim Subadvisory Agreement since July 1, 2011.

At a special August 3, 2011, in-person meeting of the Board, at which a majority of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved the Bache Subadvisory Agreement. The Manager recommended that the Board approve the Bache Subadvisory Agreement since the Interim Subadvisory Agreement expressly provides that the Interim Subadvisory Agreement will automatically terminate no later than November 27, 2011. The Manager also proposed that the Board approve the Jefferies Subadvisory Agreement. The Manager explained to the Board that the implementation of each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement would also be subject to approval by the Portfolio’s shareholders subsequent to the requisite Board approvals. The Board approved the submission of the Proposals to Portfolio shareholders and recommends that Portfolio shareholders vote to approve each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. Assuming the required shareholder approval is received for each Proposal, the Manager would (i) terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement; and (ii) terminate the Bache Subadvisory Agreement and implement the Jefferies Subadvisory Agreement as soon as reasonably practicable after all the trading and custody agreements and operational arrangements required for the implementation of the Jefferies Subadvisory Agreement are finalized.

As further discussed below, the Board determined that in light of its approval of the Prior Subadvisory Agreement and the Interim Subadvisory Agreement at its June 15-17 2011 quarterly Board meeting and the substantially similar terms and conditions of the

Prior Subadvisory Agreement, the Interim Subadvisory Agreement and the proposed Bache Subadvisory Agreement, it would be in the best interests of the Portfolio and its shareholders to approve the Bache Subadvisory Agreement and that it was reasonable for the Board to approve the Bache Subadvisory Agreement.

The Board received materials relating to the Bache Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations. In approving the Bache Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Bache; the performance of the Portfolio’s commodities investment sleeve, the profitability of the Manager, Bache, and their respective affiliates; expenses and fees; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Bache Subadvisory Agreement.

The Trustees determined that the overall arrangements among the Portfolio, the Manager and Bache are in the best interests of the Portfolio and its shareholders in light of the services to be performed and the fees to be charged under the Bache Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Bache Subadvisory Agreement are separately discussed below.

Nature, quality and extent of services

The Board noted that it had received and considered information about the nature and extent of services provided to the Portfolio by Bache under the Interim Subadvisory Agreement and those that would be provided by Bache under the proposed Bache Subadvisory Agreement at the August 3, 2011 meeting, noting that the nature and extent of services under both the Interim Subadvisory Agreement and the Bache Subadvisory Agreement were identical in all material respects. The Board further noted that it received favorable compliance reports as to Bache from the Trust’s Chief Compliance Officer.

With respect to the quality of services, the Board considered that the services to be provided to the Portfolio by Bache under the Bache Subadvisory Agreement would not change from the services that Bache is currently providing the Portfolio under the Interim Subadvisory Agreement. As part of its review of the Bache Subadvisory Agreement, the Board considered, among other things, the background and experience of the Bache management team and information it received pertaining to the organizational structure, senior management, investment operations, and other relevant information of Bache and Jefferies. The Board noted the operations of Bache, including the portfolio managers, analyst pool and investment infrastructure, are expected to remain unchanged from those provided under the Interim Subadvisory Agreement. The Board also noted that, due to the Transaction, Bache was no longer an affiliate of the Manager.

The Board noted that it was satisfied with the nature, quality and extent of services provided by Bache with respect to the Portfolio under the Interim Subadvisory Agreement and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by Bache with respect to the Portfolio under the Bache Subadvisory Agreement would be similar in nature to those provided under the Interim Subadvisory Agreement. The Board concluded that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Bache under the Bache Subadvisory Agreement.

Performance

The Board considered PBAM’s performance record in managing the commodities investment sleeve of the Portfolio prior to the Transaction as well as Bache’s performance record in managing the commodities investment sleeve of the Portfolio subsequent to the Transaction, and concluded that that performance record was satisfactory.

Investment Subadvisory Fee Rates

The Board considered the proposed contractual subadvisory fee rate for Bache in the Bache Subadvisory Agreement, which is identical to the contractual subadvisory fee rate for PBAM in the Prior Subadvisory Agreement and the current contractual subadvisory fee rate for Bache in the Interim Subadvisory Agreement. The Board noted that it was satisfied with the contractual subadvisory fee rates in the Prior Subadvisory Agreement and the Interim Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rate for Bache in the Bache Subadvisory Agreement is reasonable in light of the services proposed to be provided.

The Board noted: (i) that PBAM and Bache have historically borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio pursuant to the Prior Subadvisory Agreement and the Interim Subadvisory Agreement and (ii) the Portfolio (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio. The Board further noted that: (i) Bache has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio pursuant to the Bache Subadvisory Agreement and (ii) the Portfolio (and not the Manager or Bache) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

Profitability

Because Bache had only recently commenced serving as a subadviser to the Portfolio as an indirect, wholly-owned subsidiary of Jefferies Group, the Board noted that there was no historical profitability information with respect to Bache to be reviewed in connection with its consideration of the Bache Subadvisory Agreement. The Board has historically concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and an unaffiliated subadviser, as well as the fact that the Manager compensates the unaffiliated subadviser out of its management fee. The Board noted, however, that it would review profitability information in connection with the annual renewal of the Portfolio’s advisory and subadvisory agreements.

Economies of Scale

The Board noted that the economies of scale resulting from the Bache Subadvisory Agreement would be identical to those resulting from the Prior Subadvisory Agreement and the Interim Subadvisory Agreement.

Other Benefits to Bache

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Bache and its affiliates as a result of its relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Bache were consistent with those generally derived by subadvisers to the various investment portfolios of Advanced Series Trust, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by Bache were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Bache Subadvisory Agreement was in the best interests of the Portfolio and its shareholders and recommended that shareholders vote to approve the Bache Subadvisory Agreement.

Approval of the Jefferies Subadvisory Agreement

At a special August 3, 2011, in-person meeting of the Board, at which a majority of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved the Jefferies Subadvisory Agreement. The Manager also proposed that the Board approve the Bache Subadvisory Agreement. The Manager explained to the Board that the implementation of each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement would also be subject to approval by the Portfolio’s shareholders subsequent to the requisite Board approvals. The Board approved the submission of the Proposals to Portfolio shareholders and recommends that Portfolio shareholders vote to approve each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. Assuming the required shareholder approval is received for each Proposal, the Manager would (i) terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement; and (ii) terminate the Bache Subadvisory Agreement and implement the Jefferies Subadvisory Agreement as soon as reasonably practicable after all the trading and custody agreements and operational arrangements required for the implementation of the Jefferies Subadvisory Agreement are finalized.

As is further discussed below, the Board determined that in light of the substantially similar terms and conditions of the Bache Subadvisory Agreement and the proposed Jefferies Subadvisory Agreement, it would be in the best interest of the Portfolio and its shareholders to approve the Jefferies Subadvisory Agreement and that it was reasonable for the Board to approve the Jefferies Subadvisory Agreement.

The Board received materials relating to the Jefferies Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations. In approving the Jefferies Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Jefferies; Jefferies’ investment performance in managing pooled investment vehicles that use investment strategies similar to those proposed to be used by the Portfolio’s commodities investment sleeve; the profitability of the Manager, Jefferies, and their respective affiliates; expenses and fees; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Jefferies Subadvisory Agreement.

The Trustees determined that the overall arrangements among the Portfolio, the Manager and Jefferies are in the best interests of the Portfolio and its shareholders in light of the services to be performed and the fees to be charged under the Jefferies Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Jefferies Subadvisory Agreement are separately discussed below.

Nature, quality and extent of services

The Board noted that it had received and considered information about the nature and extent of services that would be provided to the Portfolio by Jefferies under the proposed Jefferies Subadvisory Agreement at the August 3, 2011 meeting, noting that the nature and extent of services under both the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement were identical in all material respects. The Board further noted that it received favorable compliance reports as to Jefferies from the Trust’s Chief Compliance Officer.

With respect to the quality of services, the Board considered that the services to be provided to the Portfolio by Jefferies would not change from the services that Bache is currently providing the Portfolio under the Interim Subadvisory Agreement. As part of its review of the Jefferies Subadvisory Agreement, the Board considered, among other things, the background and experience of the Jefferies management team and information it received pertaining to the organizational structure, senior management, investment operations, and other relevant information of Jefferies. The Board also noted that, due to the Transaction, Bache was an affiliate of Jefferies and that neither Bache nor Jefferies was an affiliate of the Manager or PFI.

The Board noted that it was satisfied with the nature, quality and extent of services to be provided by Jefferies with respect to the Portfolio under the Jefferies Subadvisory Agreement. The Board concluded that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Jefferies under the Jefferies Subadvisory Agreement.

Performance

The Board considered Jefferies’ investment performance in managing pooled investment vehicles that use investment strategies similar to those proposed to be used by the Portfolio’s commodities investment sleeve and concluded that its performance record was satisfactory.

Investment Subadvisory Fee Rates

The Board considered the proposed contractual subadvisory fee rate for Jefferies in the Jefferies Subadvisory Agreement, which is substantially similar to the contractual subadvisory fee rate for PBAM in the Prior Subadvisory Agreement, the current contractual subadvisory fee rate for Bache in the Interim Subadvisory Agreement, and the proposed contractual subadvisory fee rate for Bache in the Bache Subadvisory Agreement. The Board noted that it was satisfied with the contractual subadvisory fee rates in the Prior Subadvisory Agreement and the Interim Subadvisory Agreement. The Board noted that it was satisfied with the slightly higher contractual subadvisory fee rate in the Jefferies Subadvisory Agreement due to the active management component of the Jefferies investment strategy. The Board concluded that the proposed subadvisory fee rate for Jefferies in the Jefferies Subadvisory Agreement is reasonable in light of the services proposed to be provided.

The Board noted: (i) that PBAM and Bache have historically borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio and (ii) the Portfolio (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio. The Board further noted that: (i) Jefferies has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio but only during the first two years that it manages the Portfolio’s commodities investment sleeve and (ii) the Portfolio (and not the Manager or Jefferies) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

Profitability

Because Jefferies has not yet commenced serving as a subadviser to the Portfolio, the Board noted that there was no historical profitability information with respect to Jefferies to be reviewed in connection with its consideration of the Jefferies Subadvisory Agreement. The Board has historically concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and an unaffiliated subadviser, as well as the fact that the Manager compensates the unaffiliated subadviser out of its management fee. The Board noted, however, that it would review profitability information in connection with the annual renewal of the Portfolio’s advisory and subadvisory agreements.

Economies of Scale

Assuming the continuation of current asset levels for the Portfolio’s commodities investment sleeve, the Board noted that the economies of scale resulting from the Jefferies Subadvisory Agreement would be identical to those resulting from the Prior Subadvisory Agreement and the Interim Subadvisory Agreement. Even if asset levels for the Portfolio’s commodities investment sleeve exceeded the first breakpoint set forth in the Jefferies Subadvisory Agreement, the Board further noted that the economies of scale resulting from the Jefferies Subadvisory Agreement would be similar to those resulting from the Prior Subadvisory Agreement and the Interim Subadvisory Agreement.

Other Benefits to Jefferies

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Jefferies and its affiliates as a result of its relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Jefferies were consistent with those generally derived by subadvisers to the various investment portfolios of Advanced Series Trust, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by Jefferies were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Jefferies Subadvisory Agreement was in the best interests of the Portfolio and its shareholders and recommended that shareholders vote to approve the Jefferies Subadvisory Agreement.

Board Consideration of a Management Agreement Amendment and New Subadvisory Agreement: AST CLS Growth Asset Allocation Portfolio

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of ten individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The AST CLS Growth Asset Allocation Portfolio (the “Portfolio”) is a series of the Trust. The Board is responsible for the oversight of the Trust and each of its Portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee.

Board Consideration of Management Agreement and New Subadvisory Agreement

The Board held meetings that took place on December 6-8, 2011 (the Board Meeting) to consider the proposal by Prudential Investment LLC and AST Investment Services, Inc. (the Co-Managers) to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the AST CLS Growth Asset Allocation Portfolio (the CLS Portfolio), the proposed investment management fee rate for the Portfolio after the Portfolio Repositioning (the Repositioned Portfolio or the Schroders Portfolio), and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the CLS Portfolio and the Repositioned Portfolio (i.e., variable product (VP) funds in Lipper Inc.’s mixed-asset target allocation growth category).

At such meeting, the Board, including all of the Independent Trustees, approved all aspects of the Portfolio Repositioning. In particular, the Board also approved the termination of the existing subadvisory agreement relating to the Portfolio between the Co-Managers and CLS Investments, LLC (CLS) (the Current Subadvisory Agreement), the execution of new subadvisory agreements relating to the Portfolio between the Co-Managers and the New Subadvisers (together, the New Subadvisory Agreements), and changes to the Portfolio’s investment objective, non-fundamental investment policies, and blended performance benchmark as outlined above. At such meeting, the Board received oral presentations from representatives of the Co-Managers and the New Subadvisers and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement and the New Subadvisory Agreements are discussed separately below. The implementation of the Portfolio Repositioning is contingent on shareholder approval of the amendment to the Management Agreement.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers proposed and the Board agreed to increase the investment management fee rate for the CLS Portfolio in order to effect the Portfolio Repositioning. As noted above, the CLS Portfolio currently operates as a fund-of-funds by investing approximately 90% of its assets in other Trust portfolios (the Underlying Trust Portfolios) and may invest up to 10% of its assets in exchange-traded funds (the Underlying ETFs). CLS is generally responsible for determining the CLS Portfolio’s target asset allocation among the various asset classes (i.e., equities and domestic fixed-income/cash) and selecting weighted combinations of Underlying ETFs for 10% of the CLS Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Co-Managers are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for CLS’ asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the CLS Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The Repositioned Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs like the CLS Portfolio. Instead, the Repositioned Portfolio will be a global asset allocation fund that pursues domestic and foreign equity and fixed-income strategies, foreign currency hedging, and a sophisticated global tactical asset allocation strategy. As a result, the New Subadvisers will be responsible for asset allocation, security selection, foreign currency hedging, maintenance of the global tactical asset allocation strategy, and overall day-to-day investment management of the Repositioned Portfolio. The New Subadvisers will be required to research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions in order to manage the Portfolio. The Co-Managers believe the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by the New Subadvisers as compared to CLS. In turn, the Repositioned Portfolio’s use of the New Subadvisers’ investment strategies, foreign currency hedging, and the global tactical asset allocation strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Co-Managers’ investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio’s use of the New Subadvisers’

international equity strategies will require the establishment and maintenance of foreign custody accounts around the world. In addition, the New Subadvisers’ use of foreign currency hedging and the global tactical asset allocation strategy will involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various ISDA-related documents and tri-party custody agreements. In short, the Co-Managers believe that the proposed increased contractual investment management fee will permit the Co-Managers to: (i) retain the New Subadvisers to handle asset allocation, security selection, foreign currency hedging, maintenance of the global tactical asset allocation strategy, and overall day-to-day investment management of the Repositioned Portfolio and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Repositioned Portfolio.

Even though the Repositioned Portfolio’s contractual investment management fee rate of 0.95% is 0.65% higher than the CLS Portfolio’s contractual investment management fee rate of 0.30%, the Co-Managers noted to the Board that the Repositioned Portfolio’s contractual investment management fee rate of 0.95% was:

•

only 0.06% higher than the gross effective investment management fee rate of 0.89% that was paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended October 31, 2011 after application of the above-described voluntary investment management fee waiver for CLS Portfolio;

•

actually 0.03% lower than the gross effective investment management fee rate of 0.98% that would have been paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended October 31, 2011 absent application of the above-described voluntary investment management fee waiver for CLS Portfolio;

•	comparable with those of the Trust’s other asset allocation Portfolios that are not principally structured as funds-of-funds; and

•

comparable with contractual fee increases that were previously approved by the Board in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, even though the New Subadvisers’ contractual subadvisory fee rate for the Repositioned Portfolio is higher than CLS’ contractual subadvisory fee rate for the CLS Portfolio, the Co-Managers noted to the Board that the gross effective subadvisory fee rate of 0.35% paid by the Co-Managers in connection with the CLS Portfolio for the twelve-month period ended October 31, 2011 was actually 0.01% higher than the subadvisory fee rate that would have been paid to the New Subadvisers in connection with the Repositioned Portfolio during that period.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to CLS Portfolio by the Co-Managers and CLS under the current Management Agreement and the Current Subadvisory Agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreements. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreements would likely be greater than those provided by the Co-Managers and CLS under the current Management Agreement and the Current Subadvisory Agreement due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of-funds structure to a multi-asset class global fund that uses currency hedging and a sophisticated global tactical asset allocation strategy. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreements.

Historical Investment Performance of the CLS Portfolio

Although the Board considered the historical performance of the CLS Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that it had specifically considered the CLS Portfolio’s historical investment performance when the Board approved the renewal of the current Management Agreement at Board meetings held on June 15-17, 2011.

The Board also considered that it was approving Schroder Investment Management North America, Inc. (Schroders) and Schroder Investment Management North America Ltd. (SIMNA Ltd.) as subadvisers for the Portfolio and that Schroders and SIMNA Ltd.

would be implementing a new investment strategy for the Portfolio. Neither the Co-Managers nor the New Subadvisers manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Schroders Portfolio as described above. As a result, there was no directly comparable investment performance for the Schroders Portfolio included with the materials for the Board Meeting. The New Subadvisers, however, manage one or more separate pooled investment vehicles based on each of the International Equity Alpha Investment Strategy, the International Multi-Cap Value Investment Strategy, and the Core Plus Investment Strategy. The Co-Managers provided the Board with historical investment performance information for: (i) Schroder International Multi-Cap Value Fund, the management of which is based on the International Multi-Cap Value Investment Strategy; (ii) Schroder Total Return Fixed Income Fund, the management of which is based on the Core Plus Investment Strategy; (iii) the International Equity Alpha composite maintained by the New Subadvisers; and (iv) the relevant benchmark indices for these funds and the composite. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that the relevant funds and the composite generally outperformed their respective benchmark indexes for the relevant time periods. The Co-Managers also provided certain hypothetical performance information for the overall Schroders Portfolio to the Board.

Fee Rates

The Board compared the CLS Portfolio’s actual investment management fee and net total expense ratio for the twelve-month period ended October 31, 2011 and the proposed investment management fee and projected net total expense ratio for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees. Lipper classified both the CLS Portfolio and the Repositioned Portfolio as VP mixed-asset target allocation growth funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VP mixed-asset target allocation growth fund, including the CLS Portfolio and the Repositioned Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VP mixed-asset target allocation growth fund, including the CLS Portfolio and the Repositioned Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associated with the relevant variable insurance contracts.

These comparisons placed the CLS Portfolio and the Repositioned Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rates for the CLS Portfolio and the Repositioned Portfolio fall within the first quartile and the fourth quartile, respectively, of Lipper’s VP mixed-asset target allocation growth funds universe. Because the CLS Portfolio currently operates as a fund-of-funds, the CLS Portfolio also indirectly pays investment management fees to the Co-Managers in connection with its investments in the relevant Underlying Trust Portfolios. As described above, the estimated gross effective investment management fee rate actually paid to the Co-Managers with respect to the CLS Portfolio inclusive of the above-described voluntary fee waiver would have been 0.89% (0.21% + 0.68%) based on the CLS Portfolio’s net assets and holdings during the twelve-month period ended October 31, 2011. Such gross effective investment management fee rate for the CLS Portfolio would also fall in the fourth quartile of its Lipper universe.

The Co-Managers also noted to the Board that the Schroders Portfolio will be a global asset allocation fund that pursues sophisticated investment strategies, foreign currency hedging, and a global tactical asset allocation strategy. Many of the funds in Lipper’s VP mixed-asset target allocation growth funds universe (including the CLS Portfolio), on the other hand, generally do not use such strategies. The Board found it reasonable to believe that the broad geographical reach of the Schroders Portfolio and its use of such sophisticated investment strategies, foreign currency hedging, and the global tactical asset allocation strategy will require larger amounts of time and resources for oversight and administration than many of the funds in Lipper’s VP mixed-asset target allocation growth funds universe (including the CLS Portfolio). In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Schroders Portfolio should be evaluated in light of these differences.

Co-Managers’ Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the CLS

Portfolio in June 2011, and that it had determined such profitability to be reasonable at that time. Because the engagement of the New Subadvisers is new, there is no historical profitability information for the New Subadvisers. The Board also noted that it will consider profitability as part of any future annual review of advisory agreements.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for the New Subadvisers would include breakpoints in the fee rate paid by the Co-Managers to the New Subadvisers, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board did note, however, that the Co-Managers have entered into a contractual waiver so that the Repositioned Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2013. The Board noted that it will consider economies of scale as part of any future annual review of advisory agreements.

Other Benefits to the Co-Managers or the New Subadvisers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined such benefits to be reasonable at that time. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadvisers in connection with the Repositioned Portfolio. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board also noted that it will consider ancillary benefits as part of any future annual review of advisory agreements.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and the New Subadvisers at the Board Meeting, the Board concluded that approving the amended Management Agreement and the New Subadvisory Agreements was in the best interests of the Portfolio and its shareholders.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID WILLARD, OHIO PERMIT NO. 12

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

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0219179-00001-00    AST-AR-A

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2011

This report is one of several that provides financial information about certain investment choices available under variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call (888)778-2888, and owners of variable life insurance contracts should call (800)778-2255 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone numbers referenced above, for variable annuity and variable life insurance contract owners.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2011

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2015	A1
	AST Bond Portfolio 2016	A11
	AST Bond Portfolio 2017	A23
	AST Bond Portfolio 2018	A35
	AST Bond Portfolio 2019	A48
	AST Bond Portfolio 2020	A59
	AST Bond Portfolio 2021	A67
	AST Bond Portfolio 2022	A79
	AST Global Real Estate Portfolio	A91
	AST Jennison Large-Cap Growth Portfolio	A95
	AST Jennison Large-Cap Value Portfolio	A99
	AST Lord Abbett Core Fixed Income Portfolio	A102
	AST Money Market Portfolio	A119
	AST Neuberger Berman Core Bond Portfolio	A125
	AST Prudential Core Bond Portfolio	A133
	AST QMA US Equity Alpha Portfolio	A147
	AST Quantitative Modeling Portfolio	A158
	AST Western Asset Core Plus Bond Portfolio	A160

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2011

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

Advanced Series Trust	January 31, 2012

PRESIDENT

STEPHEN PELLETIER

Advanced Series Trust, Bond Portfolio 2015	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.40%	7.58%
Barclays Capital U.S. Government/Credit Index	8.74	6.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Bond Portfolio 2015 returned 6.40%.

The Portfolio’s investment objective is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio trailed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. It underperformed primarily because it began the period with a shorter duration than the Index and its duration shortened even more as the Portfolio moved closer to its maturity date in 2015. Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to help position its duration. A shorter duration limited the extent to which the Portfolio could benefit as bond yields declined and bond prices rose.

On the other hand, the Portfolio’s sector allocation strategy helped its performance versus the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities for the year.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2015 (Swap Index). For the year, it lagged the 7.25% return of the Swap Index, which does not include the impact of mutual fund operating expenses. The Portfolio’s shorter duration than that of the Swap Index detracted from its performance as rates declined. However, an overweight exposure to CMBS and favorable security selection in that sector helped its relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

Advanced Series Trust, Bond Portfolio 2016	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	9.64%	5.01%
Barclays Capital U.S. Government/Credit Index	8.74	6.60

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Bond Portfolio 2016 returned 9.64%.

The Portfolio’s investment objective is the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. Its strong relative performance reflected its strategy for managing its duration, a measure of the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to position its duration longer than that of the Index. A longer duration enabled the Portfolio to derive greater benefit as yields on Treasury securities declined and their prices rose.

The Portfolio’s sector allocation strategy also helped it outperform the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2016 (Swap Index). For the year, it lagged the Swap Index, which returned 9.81%. Having a slightly longer duration than the Swap Index and being positioned to benefit as the slope of the yield curve flattened in 2011 aided the Portfolio’s relative performance. However, sector allocation had a mixed impact. An overweight exposure to CMBS helped, while having a larger exposure to investment-grade corporate bonds hurt as that sector underperformed the Swap Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2017	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	11.41%	10.56%
Barclays Capital U.S. Government/Credit Index	8.74	7.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Bond Portfolio 2017 returned 11.41%.

The Portfolio’s investment objective is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. Its strong relative performance reflected its strategy for managing its duration, a measure of the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to position its duration longer than that of the Index. A longer duration enabled the Portfolio to derive greater benefit as yields on Treasury securities declined and their prices rose.

The Portfolio’s sector allocation strategy also helped it outperform the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2017 (Swap Index). For the year, it lagged the Swap Index, which returned 12.16%. Having a slightly longer duration than the Swap Index and being positioned to benefit as the slope of the yield curve flattened in 2011 aided the Portfolio’s relative performance. However, sector allocation had a mixed impact. An overweight exposure to CMBS helped, while having a larger exposure to investment-grade corporate bonds hurt as that sector underperformed the Swap Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2018	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.58%	9.97%
Barclays Capital U.S. Government/Credit Index	8.74	6.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Bond Portfolio 2018 returned 13.58%.

The Portfolio’s investment objective is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. Its strong relative performance reflected its strategy for managing its duration, a measure of the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to position its duration longer than that of the Index. A longer duration enabled the Portfolio to derive greater benefit as yields on Treasury securities declined and their prices rose.

The Portfolio’s sector allocation strategy also helped it outperform the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2018 (Swap Index). For the year, it lagged the Swap Index, which returned 14.43%. Having a slightly longer duration than the Swap Index and being positioned to benefit as the slope of the yield curve flattened in 2011 aided the Portfolio’s relative performance. However, sector allocation had a mixed impact. An overweight exposure to CMBS helped, while having a larger exposure to investment-grade corporate bonds hurt as that sector underperformed the Swap Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2019	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	15.97%	10.26%
Barclays Capital U.S. Government/Credit Index	8.74	6.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Bond Portfolio 2019 returned 15.97%.

The Portfolio’s investment objective is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. Its strong relative performance reflected its strategy for managing its duration, a measure of the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to position its duration longer than that of the Index. A longer duration enabled the Portfolio to derive greater benefit as yields on Treasury securities declined and their prices rose.

The Portfolio’s sector allocation strategy also helped it outperform the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2019 (Swap Index). For the year, it lagged the Swap Index, which returned 16.69%. Having a slightly longer duration than the Swap Index and being positioned to benefit as the slope of the yield curve flattened in 2011 aided the Portfolio’s relative performance. However, sector allocation had a mixed impact. An overweight exposure to CMBS helped, while having a larger exposure to investment-grade corporate bonds hurt as that sector underperformed the Swap Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2020	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	18.67%	5.92%
Barclays Capital U.S. Government/Credit Index	8.74	6.60

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Bond Portfolio 2020 returned 18.67%.

The Portfolio’s investment objective is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. Its strong relative performance reflected its strategy for managing its duration, a measure of the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to position its duration longer than that of the Index. A longer duration enabled the Portfolio to derive greater benefit as yields on Treasury securities declined and their prices rose.

The Portfolio’s sector allocation strategy also helped it outperform the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2020 (Swap Index). For the year, it lagged the Swap Index, which returned 19.02%. Having a slightly longer duration than the Swap Index and being positioned to benefit as the slope of the yield curve flattened in 2011 aided the Portfolio’s relative performance. However, sector allocation had a mixed impact. An overweight exposure to CMBS helped, while having a larger exposure to investment-grade corporate bonds hurt as that sector underperformed the Swap Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2021	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	20.30%	16.22%
Barclays Capital U.S. Government/Credit Index	8.74	7.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Bond Portfolio 2021 returned 20.30%.

The Portfolio’s investment objective is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. Its strong relative performance reflected its strategy for managing its duration, a measure of the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to position its duration longer than that of the Index. A longer duration enabled the Portfolio to derive greater benefit as yields on Treasury securities declined and their prices rose.

The Portfolio’s sector allocation strategy also helped it outperform the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2021 (Swap Index). For the year, it lagged the Swap Index, which returned 21.39%. Having a slightly longer duration than the Swap Index and being positioned to benefit as the slope of the yield curve flattened in 2011 aided the Portfolio’s relative performance. However, sector allocation had a mixed impact. An overweight exposure to CMBS helped, while having a larger exposure to investment-grade corporate bonds hurt as that sector underperformed the Swap Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2022	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	Since Inception
Portfolio	22.40%
Barclays Capital U.S. Government/Credit Index	8.74

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on January 3, 2011 through December 31, 2011, the AST Bond Portfolio 2022 returned 22.40%.

The Portfolio’s investment objective is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio’s gain reflected a favorable environment for investing in bonds. However, the U.S. fixed income market endured sharp shifts in investor willingness to assume risk that occurred largely due to developments in Europe and the United States. Risky debt securities performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which heavily favored U.S. Treasury securities. This flight to quality occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned decidedly soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee from risky assets to the relative safety of Treasury securities, driving Treasury yields sharply lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to keep downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and purchased their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately helped push Treasury yields back down in the fourth quarter, even as improving economic conditions and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets. All sectors of the U.S. bond market posted gains for the year.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Government/Credit Index (the Index), which returned 8.74%. Its strong relative performance reflected its strategy for managing its duration, a measure of the approximate price volatility of a bond portfolio for a given change in interest rates. The Portfolio used interest-rate swaps and Treasury futures contracts to position its duration longer than that of the Index. A longer duration enabled the Portfolio to derive greater benefit as yields on Treasury securities declined and their prices rose.

The Portfolio’s sector allocation strategy also helped it outperform the Index. It had a considerably smaller exposure than the Index to investment-grade corporate bonds, which worked well as the sector underperformed similar-maturity Treasury securities for the year. It had larger exposures than the Index to commercial mortgage-backed securities (CMBS) and asset-backed securities, which proved beneficial as both sectors outperformed similar-maturity Treasury securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Capital Target Maturity Zero Coupon Swap Index December 31, 2022 (Swap Index). For the year, it lagged the Swap Index, which returned 23.71%. Having a slightly longer duration than the Swap Index and being positioned to benefit as the slope of the yield curve flattened in 2011 aided the Portfolio’s relative performance. However, sector allocation had a mixed impact. An overweight exposure to CMBS helped, while having a larger exposure to investment-grade corporate bonds hurt as that sector underperformed the Swap Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Global Real Estate Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-5.04%	-5.69%
S&P Developed BMI Property Net Index	-6.35	-5.69

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Global Real Estate Portfolio declined by 5.04%.

The Portfolio is subadvised by Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc. The Portfolio’s investment objective is to seek capital appreciation and income. It invests primarily in equity-related securities of real estate companies.

The poor return of the S&P Developed BMI Property Net Index (the Index) was due primarily to the slowing global economy and to volatility in the trading environment caused by poor government policies. A flight to quality led U.S. real estate companies to outperform those in Asia and Europe, helping the Portfolio’s relative performance as it was overweight compared to the benchmark in U.S. real estate securities. However, modest allocations to Brazil and Italy detracted from performance.

The Portfolio also benefitted from its overweight compared with the Index in the self-storage sector, which continued to achieve increased occupancies and rents throughout the year as demand rose and little supply was added. Security selection in the multi-family sector also improved relative performance as revenues began to accelerate in sun-belt and west coast markets due to falling homeownership and stable or strengthening jobs growth in most markets. The allocation to hotels detracted from performance; global recession fears weighed on hotel securities all year, despite improving fundamentals and revenue growth in the industry.

The Portfolio benefitted from good stock selection in Europe, Australia, and the United States. Within the United States, stock selection in the apartment and regional mall sectors helped performance as well as an overweight in self storage compared with the Index. However, underweights in apartments and healthcare detracted from performance relative to the Index. Within Europe, stock selection in the United Kingdom and France and an overweight in Sweden added to results, while stock selection in Hong Kong and Japan detracted from performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Jennison Large-Cap Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	0.66%	9.09%
Russell 1000® Growth Index	2.64	12.10
Russell 1000® Index	1.50	10.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Jennison Large-Cap Growth Portfolio returned 0.66%.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies. The Portfolio is subadvised by Jennison Associates LLC.

Consumer staples holdings generated the Portfolio’s largest returns, although an underweight position in the sector hurt performance relative to the Russell 1000 Growth Index. Natural foods retailer Whole Foods Market climbed on strong sales trends and market share gains. Estee Lauder’s strong revenue and earnings were fueled by successful new product launches and increased market penetration, particularly in emerging markets.

An overweight position in consumer discretionary worked well, but stock selection in the sector detracted from relative return, as Marriott International’s decline moderated Starbuck’s strong advance. Marriott, one of the world’s leading hoteliers, was hit by concerns that it would be hurt by anemic economic growth. Starbucks benefited from strong domestic and international growth and enthusiasm about its expanded presence in the premium single-cup coffee market.

Stock selection was detrimental in energy, financials, and healthcare. In energy, oil services company Schlumberger was adversely affected by falling energy prices. It continues to develop new products and technologies, providing dominant market share in what Jennison views as important long-term growth markets. In the financials sector, Goldman Sachs’ decline reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. In healthcare, Illumina was hurt by purchasing delays caused by research funding concerns. It develops genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information. The commercialization of gene-based medicine is still in its early stages, and the opportunity for growth in Illumina’s core business should remain strong despite near-term headwinds.

Stock selection benefited relative return in industrials, where Precision Castparts rose on an improved outlook for its industrial gas turbine operations and solid growth in its investment cast products and forged products aerospace business.

Several information technology holdings posted substantial gains. MasterCard’s revenues and earnings exceeded consensus forecasts; the company received an additional boost when the Federal Reserve limited debit-transaction fees charged by banks less onerously than had been feared. Apple’s financial results beat consensus forecasts, as sales of iPhones and iPads continued to impress. Detractors of note in the information technology sector included internet protocol routing company Juniper Networks, which was hurt by a deteriorating economy. NetApp’s earnings were in line with consensus projections, but revenues were shy of estimates, and sales guidance came in below consensus forecasts.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and Prudential Financial company.

Advanced Series Trust, Jennison Large-Cap Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-5.87%	5.51%
Russell 1000® Value Index	0.39	8.78
Russell 1000® Index	1.50	10.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Jennison Large-Cap Value Portfolio declined by 5.87%.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Jennison Associates LLC.

2011 ended on a slightly upward note and pushed most market indexes into positive territory. During the year, large cap growth companies did the best, while smaller cap and value stocks lagged. For its part, the Russell 1000® Value Index (the Index) had a return of 0.39%. Within the Index, sector disparity was wide, with the defensive utilities, consumer staples, and healthcare sectors doing the best, and materials and financials faring the worst. The Portfolio trailed the Index for the full year largely due to investors seeking the perceived safety of utilities and mega-cap stocks over company fundamentals. Stock selection hindered results in the energy and telecommunications services sectors, but helped results relative to the Index in financials.

Concerns about potential litigation against Goldman Sachs related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions weighed on its share price. More recently, an unexpectedly large loss in its Investing and Lending Segment and S&P’s downgrade of Goldman’s credit rating caused investor unease. Jennison continues to view Goldman as best in class and, at its current valuation, offers a compelling risk/reward opportunity amid a lackluster financial market landscape.

Other financial holdings with large declines during the year included Morgan Stanley and Citigroup.

Telecommunications services stock NII Holdings was a notable detractor for the year primarily due to fears of increasing competition in Brazil, one of its key markets, as well as ambiguity concerning its 3G rollout. Jennison has been following recent competitive developments closely, and likes NII’s continued strong growth, and very capable management.

Information technology holding Flextronics and General Motors suffered significant losses.

Key contributors were found across a diverse group of securities. Tech stock IAC/InterActive led results. The internet company has surpassed consensus expectations on a fairly regular basis and enjoyed faster growth than industry peers.

Within consumer staples, Smithfield Foods and CVS Caremark boosted relative performance, as did energy stock Williams Companies and healthcare position Pfizer.

The Portfolio no longer holds a position in IAC/InterActive.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Lord Abbett Core Fixed Income Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	10.17%	6.49%	6.89%
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78
BofA Merrill Lynch U.S. High Yield Master II Constrained Index	4.37	7.54	8.74

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Lord Abbett Core Fixed Income Portfolio returned 10.17%.

The Portfolio’s investment objective is income and capital appreciation to produce a high total return. The Portfolio is subadvised by Lord, Abbett & Co. LLC.

During the year, the Portfolio changed strategies and, accordingly, its portfolio managers and comparative performance benchmark. From January 1, 2011 through May 1, 2011, it employed a bond debenture strategy (multi-sector fixed income approach) and was compared to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. From May 2, 2011 through December 31, 2011, the Portfolio employed the core fixed income strategy and was compared to the Barclay’s Capital U.S. Aggregate Bond Index.

The Portfolio’s gain reflected the favorable environment for investing in bonds. However, the U.S. bond market endured sharp shifts in investor willingness to assume risk that largely occurred due to developments in Europe and the United States. Risky debt securities (particularly high yield corporate “junk” bonds) performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which favored U.S. Treasury securities. This occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned soft. Also, a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to put downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold short-term Treasury securities and bought their long-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately pushed Treasury yields back down during the fourth quarter, even as better economic conditions in the United States and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets.

When the Portfolio employed the bond debenture strategy, it derived significant benefit from an allocation to high yield corporate “junk” bonds, which performed well early in the year. Also, an allocation to equity-related securities (convertible bonds and stocks) added to its return.

When the Portfolio employed the core fixed income strategy, favorable security selection among commercial mortgage-backed securities, particularly those with high levels of credit enhancement, helped its performance versus the Barclay’s Capital U.S. Aggregate Bond Index. Strong security selection, as well as an overweight exposure to residential mortgage-backed securities compared to the Barclay’s Capital U.S. Aggregate Bond Index, also contributed positively to its relative performance.

Certain strategies detracted from the Portfolio’s performance versus the Barclay’s Capital U.S. Aggregate Bond Index during the second half of the year. Poor security selection and an overweight exposure to investment-grade corporate bonds versus the Barclay’s Capital U.S. Aggregate Bond Index had a negative impact, as investment-grade corporate bonds underperformed similar-maturity Treasury securities. Also, the Portfolio’s positioning in the municipal bond market detracted from its relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. BofA Merrill Lynch U.S. High Yield Master II Constrained Index an unmanaged index that tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Issuers are capped at 2% of the Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Money Market Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.02%	0.02%	1.52%	1.76%
Lipper (VIP) Money Market Funds Average	N/A	-0.03	1.42	1.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2011, the AST Money Market Portfolio returned 0.02%.

The Portfolio performed in line with the return of the Lipper (VIP) Money Market Funds Average in 2011. On December 27, 2011, the Portfolio’s seven-day current yield was 0.02%, compared with 0.02% on December 28, 2010.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The seven-day current yield and total return of the Portfolio remained slightly above zero throughout the period. Yields on all money market funds in the United States were at historically low levels as the Federal Reserve (the Fed) kept its target for the federal funds rate between zero and a quarter percentage point in an effort to help stimulate economic growth in the United States. Moreover, Fed policymakers signaled in August their intent to keep short-term rates near zero at least through mid-2013. (Shortly after the reporting period ended, the Fed announced it expects economic conditions will likely warrant that the federal funds rate remains at exceptionally low levels through at least late 2014.)

The investment environment was largely dominated by growing concerns about an ongoing sovereign-debt crisis in the euro zone rather than developments in the United States, where the economy began to show modest signs of improvement late in the year. Despite repeated efforts, the European Union, European Central Bank, and International Monetary Fund failed to come up with a viable solution to the euro zone crisis, which worsened during the summer of 2011.

The Portfolio adopted an increasingly conservative investment strategy, especially as it pertained to European banks, in which it largely limited its purchases to money market securities that matured in three months or less. It boosted its participation in very short-term transactions known as repurchase agreements, which are collateralized by U.S. Treasury securities or federal agency securities. It also increased its outright purchases of U.S. government securities. Standard & Poor’s affirmed the short-term credit rating of the United States at A-1+ but it downgraded the nation’s long-term rating to AA+ from AAA in August. This occurred after a battle over the budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

*	Source: iMoneyNet, Inc. based on 311 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/27/2011.

Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in a Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

Advanced Series Trust, QMA US Equity Alpha Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.46%	-1.93%	1.63%
Russell 1000® Index	1.50	-0.02	3.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST QMA US Equity Alpha Portfolio returned 3.46%.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

The Portfolio outperformed the 1.50% return of its benchmark, the Russell 1000 Index (the Index). An emphasis on news factors (signals about the future growth prospects of companies) significantly helped the Portfolio’s performance, as to a lesser extent did focus on high-quality stocks and stocks with attractive valuation characteristics. From the perspective of market capitalization, small- and mid-cap stocks contributed most to the Portfolio’s performance versus the Index, with stocks of the smallest companies adding the most value.

The broad U.S. equity market gained for the first four months of the year, as measured by a key Russell U.S. broad-market index. Stocks then declined for five consecutive months due to investor anxiety over the global economic outlook and a worsening euro zone sovereign-debt crisis. Yet signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil sent stock prices higher in the fourth quarter, enabling the broad equity market to deliver a slight gain for the year including dividends.

In a year marked by economic and political uncertainty, risk-averse investors generally eschewed small- and mid-cap companies for large, well-established companies with strong capital positions, attractive dividend streams, and earnings growth. But when stocks surged in the fourth quarter, small-cap stocks led the way. Nevertheless, for the 12-month period, returns of large-cap stocks were positive, while mid- and small-cap stocks declined for the year, according to Russell U.S. indexes. Within the Index, less economically sensitive sectors including utilities, consumer staples, and healthcare enjoyed double-digit returns. Financials and materials, both more economically sensitive sectors, posted losses for the year and were the weakest performers in the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment advisor and Prudential Financial company.

Advanced Series Trust, Quantitative Modeling Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	Since Inception
Portfolio	-10.00%
Blended Index	-4.72
S&P 500 Index	-6.38

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

From its inception on May 2, 2011 through December 31, 2011, the AST Quantitative Modeling Portfolio declined 10.00%.

The Portfolio’s investment objective is high potential return while attempting to mitigate downside risk during adverse market cycles. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA) and Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

It was generally a good year for bonds and a poor one for stocks, particularly for small-cap, value, and international stocks, including those of emerging market countries. During the period, active stock and bond managers generally had weak performance relative to their benchmarks in both domestic and international markets, with the median funds trailing the indexes in many styles of investing.

The Portfolio lagged the Blended Index (described below), which declined 4.72%. It pursues a strategy driven by an algorithm that seeks to take protective action during sharp market declines by transferring assets from the capital growth segment to the investment-grade bond segment. At its inception, the Portfolio was fully invested at 90% capital growth segment and 10% investment-grade bond segment. Beginning in August, sharp market declines prompted large moves into the investment-grade bond segment that peaked at 42%, with the capital growth segment weighted at 58% by early in the fourth quarter of 2011.

From mid-August through the end of the year, stock market action was characterized by extreme volatility with no discernible trend. This led to moves between the capital growth segment and the investment-grade bond segment that detracted from the Portfolio’s relative performance. In all, algorithm-driven trading was a key reason the Portfolio trailed the Blended Index. However, it was successful in reducing the Portfolio’s volatility relative to the Blended Index.

The Portfolio’s return was also hurt by the capital growth segment, which lagged its benchmark largely due to the poor performance of underlying fund managers versus their respective indexes. The poorest relative performance came from the domestic large cap stock managers, including AST Goldman Sachs Concentrated Growth Portfolio, AST Large-Cap Value Portfolio (co-managed by Eaton Vance and Hotchkis & Wiley), and AST Jennison Large-Cap Value Portfolio. A large allocation to a bond fund, AST PIMCO Total Return Bond Portfolio, also detracted. Yet AST Small Cap Growth Portfolio (managed by Eagle Asset Management), AST Goldman Sachs Small-Cap Value Portfolio, and AST Neuberger Berman Mid-Cap Growth Portfolio beat their respective indexes, though the small allocation to these categories limited their impact.

Tactical asset allocation also detracted from the Portfolio’s return, particularly to classes of assets not in the Blended Index. An allocation to emerging markets stocks (among the world’s worst performing asset classes in 2011) detracted, as did a small allocation to natural resources stocks. However, this negative impact was partially offset by an allocation to high yield corporate bonds, which are commonly called “junk” bonds as they are rated below investment grade.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (54%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays Capital U.S. Aggregate Bond Index (22.5%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and Barclays Capital U.S. Government/Credit 5-10 Year Index (10%) an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Western Asset Core Plus Bond Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.02%	4.73%
Barclays Capital U.S. Aggregate Bond Index	7.84	6.32

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Western Asset Core Plus Bond Portfolio returned 6.02%.

The Portfolio’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain the average duration specified for the Portfolio. The Portfolio is subadvised by Western Asset Management.

The Portfolio’s gain reflected the favorable environment for investing in bonds. However, the U.S. bond market endured sharp shifts in investor willingness to assume risk that largely occurred due to developments in Europe and the United States. Risky debt securities (particularly high yield corporate “junk” bonds) performed well for the first quarter, but they soon fell out of favor. An upbeat start to the second quarter gave way to increasing anxiety that turned into a panic in the third quarter, which favored U.S. Treasury securities. This occurred as a prolonged sovereign-debt crisis in the euro zone worsened. In the United States, economic data turned soft. Also a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Despite the rating cut, investors continued to flee to the relative safety of U.S. Treasury securities, driving Treasury yields lower and Treasury prices higher, as bond prices move inversely to yields. The Federal Reserve also tried to put downward pressure on rates to boost economic growth. For example, it began “Operation Twist” in October in which it sold shorter-term Treasury securities and bought their longer-term counterparts. Its purchases, along with continued strong investor demand for safe-haven assets, ultimately pushed Treasury yields back down during the fourth quarter, even as better economic conditions in the United States and renewed hope for a resolution to the euro zone crisis stoked investor appetite for risky assets.

The Portfolio lagged its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Index), which returned 7.84% in 2011. Sector allocation and security selection had a mixed impact on its relative performance. Compared to the Index, it had an overweight exposure to the investment-grade corporate bond sector, particularly financial company bonds. This was its largest detractor as that sector underperformed similar-maturity U.S. Treasury securities for the year, and the financial industry was one of the sector’s worst performing areas. An allocation to “private label” mortgage-backed securities (those not backed by federal agencies) also detracted from its relative performance. These debt securities declined in value as the investment environment grew more risk averse. However, favorable security selection among mortgage-backed securities of federal agencies was a positive for the portfolio.

The Portfolio’s interest-rate strategy, exposure to bonds not denominated in the U.S. dollar, and exposure to derivative instruments also had a mixed impact on its relative performance. Its tactical positioning of duration (a measure of a portfolio’s approximate price sensitivity for a given change in interest rates) did not work well. However, the Portfolio was positioned to benefit as the sharp decline in long-term bond yields caused a flattening in the slope of the yield curve, which shows the relationship between yields on bonds from the shortest to the longest maturities. Holdings not denominated in U.S. dollars aided its performance as currency movements generally benefited these positions. But its use of derivatives such as put and call options detracted from its performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2011

AST Bond 2015
Allocation	(% of Net Assets	)
Corporate Bonds	18.3%
U.S. Government Agency Obligations	14.9%
Commercial Mortgage-Backed Securities	12.0%
U.S. Government Mortgage-Backed Securities	9.6%
Asset-Backed Securities	5.6%

AST Bond 2016
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	21.2%
Corporate Bonds	11.5%
U.S. Government Mortgage-Backed Securities	9.2%
Commercial Mortgage-Backed Securities	6.1%
Asset-Backed Securities	4.3%

AST Bond 2017
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	19.2%
Corporate Bonds	9.2%
U.S. Government Mortgage-Backed Securities	8.5%
Commercial Mortgage-Backed Securities	5.0%
Asset-Backed Securities	4.4%

AST Bond 2018
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	18.4%
Corporate Bonds	9.1%
U.S. Government Mortgage-Backed Securities	8.4%
Commercial Mortgage-Backed Securities	5.7%
Asset-Backed Securities	4.6%

AST Bond 2019
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	20.5%
U.S. Treasury Obligations	15.5%
Corporate Bonds	13.9%
Commercial Mortgage-Backed Securities	13.0%
U.S. Government Mortgage-Backed Security	10.8%

AST Bond 2020
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	26.9%
Asset-Backed Securities	21.0%
Corporate Bonds	18.1%
Commercial Mortgage-Backed Securities	15.8%
U.S. Government Mortgage-Backed Security	12.2%

AST Bond 2021
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	16.1%
Corporate Bonds	10.4%
U.S. Government Mortgage-Backed Securities	9.4%
U.S. Treasury Obligations	6.6%
Commercial Mortgage-Backed Securities	5.6%

AST Bond 2022
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	17.7%
U.S. Government Mortgage-Backed Securities	11.1%
Corporate Bonds	6.1%
U.S. Treasury Obligations	5.0%
Asset-Backed Securities	2.8%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	6.0%
Westfield Group (Australia), REIT	3.2%
Host Hotels & Resorts, Inc., REIT	2.5%
Ventas, Inc., REIT	2.5%
Sun Hung Kai Properties Ltd. (Hong Kong)	2.5%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	6.1%
Amazon.com, Inc.	3.6%
Google, Inc. (Class A Stock)	3.0%
Mastercard, Inc. (Class A Stock)	2.9%
Starbucks Corp.	2.5%

AST Jennison Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Liberty Global, Inc., Series C	3.1%
Comcast Corp. (Class A Stock)	3.0%
CA, Inc.	2.7%
Wells Fargo & Co.	2.5%
Mylan, Inc.	2.5%

AST Lord Abbett Core Fixed Income
Allocation	(% of Net Assets	)
Corporate Bonds	34.5%
U.S. Government Mortgage-Backed Obligations	33.8%
U.S. Treasury Obligations	16.7%
Asset-Backed Securities	11.3%
Commercial Mortgage-Backed Securities	6.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2011

AST Neuberger Berman Core Bond
Allocation	(% of Net Assets	)
U.S. Government Mortgage-Backed Obligations	37.0%
U.S. Treasury Obligations	27.6%
Corporate Bonds	23.4%
Commercial Mortgage-Backed Securities	8.2%
U.S. Government Agency
Obligation	0.7%

AST Prudential Core Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	43.2%
Corporate Bonds	21.9%
U.S. Government Mortgage-Backed Securities	16.1%
Commercial Mortgage-Backed Securities	6.9%
Non-Residential Mortgage-Backed Securities	2.1%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.3%
Exxon Mobil Corp.	3.1%
Chevron Corp.	2.2%
Microsoft Corp.	1.6%
Wells Fargo & Co.	1.6%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST Investment Grade Bond Portfolio	19.1%
AST Large-Cap Value Portfolio	9.2%
AST PIMCO Total Return Bond Portfolio	6.4%
AST BlackRock Value Portfolio	6.2%
AST Jennison Large-Cap Growth Portfolio	6.0%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
Corporate Bonds	32.8%
U.S. Government Mortgage-Backed Obligations	31.3%
Residential Mortgage-Backed Securities	15.1%
U.S. Treasury Obligations	5.6%
Asset-Backed Securities	4.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2011

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond 2015	Actual	$1,000.00	$1,036.50	0.87%	$4.47
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST Bond 2016	Actual	$1,000.00	$1,061.30	0.98%	$5.09
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST Bond 2017	Actual	$1,000.00	$1,080.00	0.78%	$4.09
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97
AST Bond 2018	Actual	$1,000.00	$1,101.30	0.76%	$4.03
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
AST Bond 2019	Actual	$1,000.00	$1,123.70	0.97%	$5.19
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
AST Bond 2020	Actual	$1,000.00	$1,143.80	1.03%	$5.57
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Bond 2021	Actual	$1,000.00	$1,164.20	0.76%	$4.15
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
AST Bond 2022	Actual	$1,000.00	$1,187.20	0.91%	$5.02
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
AST Global Real Estate	Actual	$1,000.00	$901.20	1.19%	$5.70
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST Jennison Large-Cap Growth	Actual	$1,000.00	$934.00	1.00%	$4.87
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Jennison Large-Cap Value	Actual	$1,000.00	$891.60	0.87%	$4.15
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST Lord Abbett Core Fixed Income	Actual	$1,000.00	$1,043.40	0.77%	$3.97
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2011

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Money Market	Actual	$1,000.00	$1,000.10	0.16%	$0.81
	Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82
AST Neuberger Berman Core Bond	Actual**	$1,000.00	$1,013.00	0.84%	$1.76
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Prudential Core Bond	Actual**	$1,000.00	$1,014.00	0.78%	$1.64
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97
AST QMA US Equity Alpha	Actual	$1,000.00	$951.40	1.53%	$7.53
	Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78
AST Quantitative Modeling	Actual	$1,000.00	$919.30	1.19%	$5.76
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST Western Asset Core Plus Bond	Actual	$1,000.00	$1,032.80	0.79%	$4.05
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2011, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

**	AST Neuberger Berman Core Portfolio's and AST Prudential Core Portfolio's "Actual" expenses are calculated using the 76 day period ended December 31, 2011 due to its commencement of operations on October 17, 2011.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 63.8% ASSET-BACKED SECURITIES — 5.6%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.528%	(c)	11/15/15	$1,050	$1,052,050
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	2.750%		09/15/15	180	180,955
Chase Issuance Trust, Series 2005-A11, Class A	Aaa	0.348%	(c)	12/15/14	1,000	999,750
Chase Issuance Trust, Series 2007-A16, Class A16	Aaa	0.846%	(c)	06/15/14	700	700,564
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.606%	(c)	12/15/18	1,000	985,720
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.578%	(c)	02/15/15	1,200	1,209,137
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%		10/15/13	330	331,999
Huntington Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	3.940%		06/15/13	35	34,578
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.338%	(c)	11/16/15	1,000	999,261

TOTAL ASSET-BACKED SECURITIES (cost $5,986,564)						6,494,014

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.0%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%		10/10/45	413	413,078
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.713%	(c)	09/11/38	774	795,286
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	600	626,757
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%		01/12/45	208	208,181
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2	AAA(d)	5.588%		09/11/42	1,000	1,015,205
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	250	255,230
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.344%	(c)	01/15/46	520	562,225
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A2	AAA(d)	5.690%		06/10/46	128	127,738
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%		02/15/40	170	170,017
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	192	199,304
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	638	639,318
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	897	902,113
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	300	326,170
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	1,300	1,427,274
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%	(c)	08/10/45	888	902,234
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-C B14, Class A3A, 144A	Aaa	5.491%	(c)	12/12/44	407	409,231
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2	Aaa	5.861%	(c)	04/15/45	56	56,020

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	$697	$704,626
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%		02/15/51	387	394,452
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	200	214,162
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%		03/15/32	9	8,839
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%		09/15/39	71	71,444
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	600	667,967
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%		02/12/44	522	522,050
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	(c)	01/15/45	1,000	1,089,407
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2	Aaa	5.684%	(c)	05/15/43	125	124,670
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%		11/15/48	38	38,338
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	5.854%	(c)	02/15/51	909	916,818

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,564,111)						13,788,154

CORPORATE BONDS — 18.3%
Aerospace & Defense — 0.4%
Boeing Co. (The), Sr. Unsec’d. Notes(h)	A2	3.500%		02/15/15	400	429,458

Banking — 5.9%
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	4.500%		04/01/15	425	410,119
Bank of Montreal (Canada), Covered Notes, 144A	Aaa	1.300%		10/31/14	1,000	998,284
Bank of Nova Scotia (Canada), Covered Notes, 144A	Aaa	1.250%		11/07/14	1,400	1,394,085
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	0.900%		09/19/14	1,000	989,855
Citigroup, Inc., Sub. Notes	Baa1	5.000%		09/15/14	475	470,111
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	A1	3.625%		02/07/16	260	251,218
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	Aa3	3.700%		01/20/15	500	518,402
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.375%		10/15/15	500	488,564
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A(h)	Aaa	4.200%		05/13/14	525	550,078
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	Aaa	0.875%		09/12/14	800	792,032

						6,862,748

Capital Goods — 0.6%
United Technologies Corp., Sr. Unsec’d. Notes(h)	A2	5.375%		12/15/17	455	538,231
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%		09/20/16	190	195,921

						734,152

Consumer — 0.4%
Clorox Co. (The), Sr. Unsec’d. Notes	Baa1	5.450%		10/15/12	400	414,436

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric — 0.5%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	$165	$193,189
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.050%	03/15/14	350	386,195

					579,384

Energy - Integrated — 2.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	80	83,794
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	500	538,641
ConocoPhillips, Gtd. Notes(h)	A1	4.750%	02/01/14	965	1,042,218
Total Capital Canada Ltd. (Canada), Gtd. Notes	Aa1	1.625%	01/28/14	775	788,044

					2,452,697

Foods — 1.2%
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	A+(d)	4.250%	03/01/15	565	612,963
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	360	400,082
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	4.250%	09/15/15	400	427,660

					1,440,705

Healthcare & Pharmaceutical — 1.3%
Novartis Capital Corp., Gtd. Notes(h)	Aa2	4.125%	02/10/14	500	534,962
Pfizer, Inc., Sr. Unsec’d. Notes	A1	5.350%	03/15/15	500	565,593
Roche Holdings, Inc., Gtd. Notes, 144A(h)	A1	5.000%	03/01/14	383	414,331

					1,514,886

Insurance — 0.1%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	110	107,582

Media & Entertainment — 0.2%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	190	193,130

Metals — 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.500%	04/01/14	200	219,842

Non-Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes(h)	Aa2	5.900%	05/13/14	475	520,197

Pipelines & Other — 0.6%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	4.600%	08/01/12	700	710,299

Retailers — 1.9%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	4.875%	09/15/14	500	546,770
TJX Cos., Inc., Sr. Unsec’d. Notes(h)	A3	4.200%	08/15/15	725	796,608
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(h)	Aa2	3.000%	02/01/14	800	842,487

					2,185,865

Technology — 0.3%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	300	316,199

Telecommunications — 2.1%
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	5.100%	09/15/14	1,000	1,101,444
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.175%	06/18/14	560	538,644

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (cont’d.)
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	3.992%		02/16/16	$280	$269,220
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	4.949%		01/15/15	500	497,370

						2,406,678

TOTAL CORPORATE BONDS (cost $20,378,131)						21,088,258

MUNICIPAL BOND — 0.2%
State of California GO, Taxable Var. Purp. 3 (cost $251,545)	A1	5.450%		04/01/15	250	273,302

NON-CORPORATE FOREIGN AGENCIES — 1.5%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%		08/25/21	1,465	1,463,139
Statoil ASA (Norway), Gtd. Notes	Aa2	3.875%		04/15/14	300	319,803

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,759,939)						1,782,942

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.9%
Federal Home Loan Mortgage Corp.		0.625%		12/29/14	5	4,996
Federal National Mortgage Association		1.375%		11/15/16	370	373,268
Federal National Mortgage Association		2.375%		04/11/16	1,555	1,642,940
Israel Government AID Bond (Israel), Series 4-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	630	602,420
Israel Government AID Bond (Israel), Series 6-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	585	559,390
PNC Funding Corp., FDIC Gtd. Notes		0.572%	(c)	04/01/12	14,000	14,011,970

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,151,117)						17,194,984

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 9.6%
Government National Mortgage Association (cost $10,610,557)		4.000%		08/20/40-06/20/41	10,292	11,028,507

U.S. TREASURY OBLIGATIONS — 1.7%
U.S. Treasury Bonds		3.750%		08/15/41	15	17,641
U.S. Treasury Bonds(h)		4.375%		05/15/41	430	560,277
U.S. Treasury Notes		0.250%		12/15/14	5	4,984
U.S. Treasury Notes(h)(k)		0.625%		06/30/12	250	250,693
U.S. Treasury Notes		0.875%		12/31/16	250	250,449
U.S. Treasury Notes(h)		2.000%		11/15/21	860	869,809

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,819,506)						1,953,853

TOTAL LONG-TERM INVESTMENTS (cost $70,521,470)						73,604,014

					Shares
SHORT-TERM INVESTMENT — 27.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $32,164,120)(Note 4)(w)					32,164,120	32,164,120

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Value (Note 2)
TOTAL INVESTMENTS — 91.7% (cost $102,685,590)	$105,768,134
OTHER ASSETS IN EXCESS OF LIABILITIES(X) — 8.3%	9,631,601

NET ASSETS — 100.0%	$115,399,735

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FDIC	Federal Deposit Insurance Corp.
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Position:
8	10 Year U.S. Treasury Notes	Mar. 2012	$1,040,058	$1,049,000	$8,942

Short Position:
27	5 Year U.S. Treasury Notes	Mar. 2012	3,323,772	3,327,961	(4,189)

					$4,753

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$15,000	09/06/13	0.510%	3 month LIBOR(2)	$32,108	$—	$32,108	UBS AG
7,600	09/06/14	0.632%	3 month LIBOR(2)	17,498	—	17,498	UBS AG
800	09/12/14	0.656%	3 month LIBOR(2)	1,298	—	1,298	Barclays Bank PLC
1,000	09/19/14	0.669%	3 month LIBOR(2)	1,323	—	1,323	JPMorgan Chase Bank
3,000	10/03/14	0.720%	3 month LIBOR(1)	(2,612)	—	(2,612)	UBS AG
1,285	10/05/14	0.730%	3 month LIBOR(1)	(815)	—	(815)	Morgan Stanley Capital Services
1,050	10/06/14	0.739%	3 month LIBOR(1)	(421)	—	(421)	JPMorgan Chase Bank
1,195	10/26/14	0.835%	3 month LIBOR(2)	(2,234)	—	(2,234)	Barclays Bank PLC
785	10/28/14	0.816%	3 month LIBOR(2)	(974)	—	(974)	Barclays Bank PLC
1,400	11/01/14	0.784%	3 month LIBOR(2)	(237)	—	(237)	Morgan Stanley Capital Services
1,600	12/05/14	0.798%	3 month LIBOR(2)	432	—	432	Barclays Bank PLC
520	09/28/15	0.918%	3 month LIBOR(2)	(505)	—	(505)	Barclays Bank PLC
116,500	12/31/15	2.000%	3 month LIBOR(1)	8,014,431	—	8,014,431	Merrill Lynch Capital Services, Inc.
24,615	12/31/15	2.000%	3 month LIBOR(2)	(893,097)	—	(893,097)	Morgan Stanley Capital Services
11,400	12/31/15	5.000%	3 month LIBOR(1)	3,637,432	—	3,637,432	JPMorgan Chase Bank
8,965	12/31/15	4.000%	3 month LIBOR(1)	2,255,129	—	2,255,129	JPMorgan Chase Bank
8,001	12/31/15	4.000%	3 month LIBOR(1)	2,175,136	—	2,175,136	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (cont’d.)
$7,000	12/31/15	4.000%	3 month LIBOR(2)	$(1,430,206)	$—	$(1,430,206)	Morgan Stanley Capital Services
6,936	12/31/15	4.000%	3 month LIBOR(1)	2,131,884	—	2,131,884	JPMorgan Chase Bank
6,000	12/31/15	3.000%	3 month LIBOR(2)	(897,611)	—	(897,611)	Morgan Stanley Capital Services
5,000	12/31/15	3.000%	3 month LIBOR(2)	(765,387)	—	(765,387)	Morgan Stanley Capital Services
4,500	12/31/15	3.000%	3 month LIBOR(2)	(720,883)	—	(720,883)	Morgan Stanley Capital Services
3,650	12/31/15	3.000%	3 month LIBOR(2)	(642,445)	—	(642,445)	Morgan Stanley Capital Services
2,300	12/31/15	2.000%	3 month LIBOR(2)	(139,692)	—	(139,692)	Citibank N.A.
2,250	12/31/15	1.000%	3 month LIBOR(1)	34,015	—	34,015	JPMorgan Chase Bank
2,000	12/31/15	3.000%	3 month LIBOR(2)	(366,929)	—	(366,929)	Morgan Stanley Capital Services
2,000	12/31/15	3.000%	3 month LIBOR(2)	(342,771)	—	(342,771)	Morgan Stanley Capital Services
2,000	12/31/15	3.000%	3 month LIBOR(2)	(369,307)	—	(369,307)	Morgan Stanley Capital Services
2,000	12/31/15	3.000%	3 month LIBOR(2)	(375,126)	—	(375,126)	Morgan Stanley Capital Services
2,000	12/31/15	3.000%	3 month LIBOR(2)	(324,224)	—	(324,224)	Morgan Stanley Capital Services
2,000	12/31/15	3.000%	3 month LIBOR(2)	(329,987)	—	(329,987)	Morgan Stanley Capital Services
1,500	12/31/15	3.000%	3 month LIBOR(2)	(272,348)	—	(272,348)	Morgan Stanley Capital Services
1,000	12/31/15	4.000%	3 month LIBOR(2)	(200,338)	—	(200,338)	Morgan Stanley Capital Services
1,460	05/31/16	1.180%	3 month LIBOR(1)	3,227	—	3,227	Barclays Bank PLC
1,460	05/31/16	1.175%	3 month LIBOR(1)	2,966	—	2,966	Barclays Bank PLC
370	05/31/16	1.220%	3 month LIBOR(1)	1,428	—	1,428	Barclays Bank PLC
670	08/04/16	1.528%	3 month LIBOR(2)	(15,540)	—	(15,540)	Citibank N.A.
2,600	08/09/16	1.000%	3 month LIBOR(2)	(50,966)	—	(50,966)	Barclays Bank PLC
1,950	08/09/16	1.425%	3 month LIBOR(1)	34,878	—	34,878	Bank of America N.A.
4,400	08/10/16	1.412%	3 month LIBOR(1)	75,811	—	75,811	Barclays Bank PLC
7,800	08/11/16	1.465%	3 month LIBOR(1)	154,134	—	154,134	UBS AG
500	08/12/16	1.200%	3 month LIBOR(1)	3,358	—	3,358	UBS AG
710	08/18/16	1.230%	3 month LIBOR(2)	(5,605)	—	(5,605)	Citibank N.A.
750	08/22/16	1.168%	3 month LIBOR(2)	(3,442)	—	(3,442)	Morgan Stanley Capital Services
1,250	08/23/16	1.185%	3 month LIBOR(1)	6,728	—	6,728	Barclays Bank PLC
1,260	08/26/16	1.299%	3 month LIBOR(1)	13,620	—	13,620	Morgan Stanley Capital Services
1,840	08/31/16	1.251%	3 month LIBOR(2)	(15,279)	—	(15,279)	Barclays Bank PLC
360	08/31/16	1.303%	3 month LIBOR(2)	(3,895)	—	(3,895)	Barclays Bank PLC
1,750	09/02/16	1.262%	3 month LIBOR(2)	(15,232)	—	(15,232)	Barclays Bank PLC
1,250	09/06/16	1.242%	3 month LIBOR(2)	(9,459)	—	(9,459)	Barclays Bank PLC
3,170	09/27/16	1.111%	3 month LIBOR(1)	987	—	987	Morgan Stanley Capital Services
1,465	09/28/16	1.238%	3 month LIBOR(2)	(9,514)	—	(9,514)	Barclays Bank PLC
1,300	09/28/16	1.183%	3 month LIBOR(2)	(4,891)	—	(4,891)	Barclays Bank PLC
1,025	09/29/16	1.255%	3 month LIBOR(2)	(7,469)	—	(7,469)	Barclays Bank PLC
3,130	10/03/16	1.273%	3 month LIBOR(1)	22,005	—	22,005	UBS AG
1,310	10/05/16	1.239%	3 month LIBOR(1)	6,930	—	6,930	Morgan Stanley Capital Services
1,100	10/06/16	1.194%	3 month LIBOR(1)	3,335	—	3,335	JPMorgan Chase Bank
1,600	10/11/16	1.430%	3 month LIBOR(2)	(22,858)	—	(22,858)	Citibank N.A.
500	10/17/16	1.440%	3 month LIBOR(2)	(7,278)	—	(7,278)	Barclays Bank PLC
1,235	10/21/16	1.396%	3 month LIBOR(2)	(14,895)	—	(14,895)	Barclays Bank PLC
1,455	10/27/16	1.439%	3 month LIBOR(2)	(20,094)	—	(20,094)	Barclays Bank PLC
1,090	11/01/16	1.431%	3 month LIBOR(2)	(14,301)	—	(14,301)	Barclays Bank PLC
1,275	11/02/16	1.336%	3 month LIBOR(2)	(10,751)	—	(10,751)	Barclays Bank PLC
750	11/08/16	1.230%	3 month LIBOR(2)	(2,200)	—	(2,200)	Citibank N.A.
2,760	11/22/16	1.334%	3 month LIBOR(1)	19,935	—	19,935	Morgan Stanley Capital Services
1,280	11/25/16	1.350%	3 month LIBOR(1)	10,064	—	10,064	Barclays Bank PLC
1,820	11/29/16	1.351%	3 month LIBOR(1)	14,009	—	14,009	Citibank N.A.
790	11/30/16	1.398%	3 month LIBOR(1)	7,814	—	7,814	Barclays Bank PLC
1,210	12/05/16	1.338%	3 month LIBOR(2)	(8,178)	—	(8,178)	Barclays Bank PLC
2,160	12/06/16	1.388%	3 month LIBOR(2)	(19,766)	—	(19,766)	Barclays Bank PLC
2,220	12/08/16	1.345%	3 month LIBOR(2)	(15,493)	—	(15,493)	Barclays Bank PLC
505	12/30/16	1.328%	3 month LIBOR(1)	2,661	—	2,661	Citibank N.A.
1,260	01/03/17	1.311%	3 month LIBOR(2)	(5,317)	—	(5,317)	Citibank N.A.
1,780	02/15/17	3.363%	3 month LIBOR(1)	207,848	—	207,848	Citibank N.A.
800	05/15/18	2.318%	3 month LIBOR(1)	41,425	—	41,425	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$8,100	08/17/18	1.838%	3 month LIBOR(1)	$190,585	$—	$190,585	Barclays Bank PLC
920	08/30/18	1.850%	3 month LIBOR(1)	21,602	—	21,602	Morgan Stanley Capital Services
7,300	09/06/18	1.704%	3 month LIBOR(2)	(96,278)	—	(96,278)	UBS AG
720	09/15/18	1.671%	3 month LIBOR(1)	7,508	—	7,508	Barclays Bank PLC
950	10/11/18	1.770%	3 month LIBOR(1)	13,847	—	13,847	JPMorgan Chase Bank
1,210	10/19/18	1.915%	3 month LIBOR(2)	(28,706)	—	(28,706)	Barclays Bank PLC
400	12/14/18	1.709%	3 month LIBOR(2)	(2,415)	—	(2,415)	Barclays Bank PLC
500	12/19/18	1.668%	3 month LIBOR(1)	1,494	—	1,494	Barclays Bank PLC
1,440	12/22/18	1.692%	3 month LIBOR(1)	6,373	—	6,373	Barclays Bank PLC
3,875	09/10/20	2.620%	3 month LIBOR(2)	(262,901)	—	(262,901)	Barclays Bank PLC
2,735	09/17/20	2.708%	3 month LIBOR(2)	(204,800)	—	(204,800)	Morgan Stanley Capital Services
1,465	10/01/20	2.523%	3 month LIBOR(2)	(83,939)	—	(83,939)	UBS AG
6,555	10/18/20	2.596%	3 month LIBOR(2)	(407,651)	—	(407,651)	Citibank N.A.
1,300	06/08/21	4.640%	3 month LIBOR(1)	104,393	—	104,393	Morgan Stanley Capital Services
1,150	07/20/21	3.035%	3 month LIBOR(1)	121,876	—	121,876	Citibank N.A.
600	07/27/21	3.094%	3 month LIBOR(2)	(66,538)	—	(66,538)	Bank of America N.A.
630	07/28/21	3.088%	3 month LIBOR(2)	(69,442)	—	(69,442)	Bank of America N.A.
250	08/04/21	2.803%	3 month LIBOR(2)	(20,766)	—	(20,766)	Barclays Bank PLC
360	08/09/21	2.625%	3 month LIBOR(2)	(23,822)	—	(23,822)	Citibank N.A.
675	08/15/21	2.380%	3 month LIBOR(2)	(28,959)	—	(28,959)	Barclays Bank PLC
400	08/19/21	2.350%	3 month LIBOR(2)	(15,927)	—	(15,927)	Barclays Bank PLC
400	08/22/21	2.204%	3 month LIBOR(1)	10,385	—	10,385	UBS AG
660	08/24/21	2.255%	3 month LIBOR(1)	20,182	—	20,182	Citibank N.A.
660	08/24/21	2.250%	3 month LIBOR(1)	19,876	—	19,876	Citibank N.A.
1,465	08/25/21	2.222%	3 month LIBOR(2)	(40,185)	—	(40,185)	Bank of America N.A.
685	09/06/21	2.431%	3 month LIBOR(1)	31,581	—	31,581	Morgan Stanley Capital Services
575	09/06/21	2.223%	3 month LIBOR(1)	15,355	—	15,355	UBS AG
400	09/06/21	2.248%	3 month LIBOR(1)	11,611	—	11,611	Barclays Bank PLC
800	09/09/21	2.205%	3 month LIBOR(2)	(19,901)	—	(19,901)	Barclays Bank PLC
7,200	09/12/21	2.205%	3 month LIBOR(1)	177,702	—	177,702	Barclays Bank PLC
390	09/13/21	2.171%	3 month LIBOR(2)	(8,386)	—	(8,386)	Bank of America N.A.
545	09/14/21	2.160%	3 month LIBOR(1)	11,116	—	11,116	Barclays Bank PLC
405	09/16/21	2.213%	3 month LIBOR(1)	10,179	—	10,179	Barclays Bank PLC
1,035	09/21/21	2.170%	3 month LIBOR(2)	(21,606)	—	(21,606)	Barclays Bank PLC
915	09/22/21	2.158%	3 month LIBOR(1)	17,986	—	17,986	Barclays Bank PLC
390	09/23/21	2.099%	3 month LIBOR(2)	(5,511)	—	(5,511)	Citibank N.A.
405	10/03/21	2.160%	3 month LIBOR(1)	7,386	—	7,386	Morgan Stanley Capital Services
270	10/04/21	2.108%	3 month LIBOR(1)	3,600	—	3,600	Citibank N.A.
680	10/06/21	2.038%	3 month LIBOR(2)	(4,532)	—	(4,532)	Citibank N.A.
690	10/11/21	2.285%	3 month LIBOR(2)	(20,169)	—	(20,169)	Barclays Bank PLC
690	10/11/21	2.265%	3 month LIBOR(2)	(18,889)	—	(18,889)	Citibank N.A.
690	10/11/21	2.118%	3 month LIBOR(1)	9,454	—	9,454	Citibank N.A.
630	11/23/21	2.148%	3 month LIBOR(2)	(8,278)	—	(8,278)	Citibank N.A.
670	12/06/21	2.238%	3 month LIBOR(2)	(13,765)	—	(13,765)	Barclays Bank PLC
670	12/23/21	2.090%	3 month LIBOR(2)	(3,916)	—	(3,916)	Barclays Bank PLC
410	12/23/21	2.105%	3 month LIBOR(1)	2,964	—	2,964	Barclays Bank PLC
525	12/28/21	2.118%	3 month LIBOR(2)	(4,249)	—	(4,249)	Barclays Bank PLC
1,300	01/03/22	2.058%	3 month LIBOR(1)	2,740	—	2,740	Citibank N.A.
765	08/17/26	2.965%	3 month LIBOR(2)	(65,731)	—	(65,731)	Citibank N.A.
300	08/24/41	3.074%	3 month LIBOR(2)	(32,711)	—	(32,711)	Citibank N.A.
300	08/24/41	3.065%	3 month LIBOR(2)	(32,148)	—	(32,148)	Citibank N.A.
300	09/06/41	3.110%	3 month LIBOR(2)	(34,812)	—	(34,812)	UBS AG
300	09/06/41	3.028%	3 month LIBOR(2)	(29,505)	—	(29,505)	UBS AG
290	09/08/41	2.954%	3 month LIBOR(1)	23,899	—	23,899	Barclays Bank PLC
230	09/09/41	3.019%	3 month LIBOR(1)	22,174	—	22,174	Barclays Bank PLC
700	09/12/41	3.053%	3 month LIBOR(2)	(72,345)	—	(72,345)	Citibank N.A.
300	10/11/41	2.719%	3 month LIBOR(2)	(8,756)	—	(8,756)	JPMorgan Chase Bank
300	10/17/41	2.905%	3 month LIBOR(1)	20,552	—	20,552	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$290	12/12/41	2.685%	3 month LIBOR(1)	$5,149	$—	$5,149	Citibank N.A.
285	12/20/41	2.614%	3 month LIBOR(2)	(614)	—	(614)	Citibank N.A.
170	12/20/41	2.615%	3 month LIBOR(1)	411	—	411	Barclays Bank PLC

				$9,707,104	$—	$9,707,104

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,494,014	$—
Commercial Mortgage-Backed Securities	—	13,788,154	—
Corporate Bonds	—	21,088,258	—
Municipal Bond	—	273,302	—
Non-Corporate Foreign Agencies	—	1,782,942	—
U.S. Government Agency Obligations	—	17,194,984	—
U.S. Government Mortgage-Backed Securities	—	11,028,507	—
U.S. Treasury Obligations	—	1,953,853	—
Affiliated Money Market Mutual Fund	32,164,120	—	—
Other Financial Instruments*
Futures Contracts	4,753	—	—
Interest Rate Swaps	—	9,707,104	—

Total	$32,168,873	$83,311,118	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:
Affiliated Money Market Mutual Fund	27.9%
U.S. Government Agency Obligations	14.9
Commercial Mortgage-Backed Securities	12.0
U.S. Government Mortgage-Backed Securities	9.6
Banking	5.9
Asset-Backed Securities	5.6
Energy—Integrated	2.1
Telecommunications	2.1
Retailers	1.9
U.S. Treasury Obligations	1.7
Non-Coproate Foreign Agencies	1.5
Healthcare & Pharmaceutical	1.3
Foods	1.2

Capital Goods	0.6%
Pipelines & Other	0.6
Electric	0.5
Non-Captive Finance	0.5
Aerospace & Defense	0.4
Consumer	0.4
Technology	0.3
Media & Entertainment	0.2
Metals	0.2
Municipal Bond	0.2
Insurance	0.1

91.7
Other assets in excess of liabilities	8.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$8,942	*	Due from broker-variation margin	$4,189	*
Interest rate contracts	Unrealized appreciation on swap agreements	19,825,829		Unrealized depreciation on swap agreements	10,118,725

Total		$19,834,771			$10,122,914

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(3,058,236)	$6,633,830	$3,575,594

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(791,192)	$(512,406)	$(1,303,598)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$5,511,966	$38,957,350	$319,862,758

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2015 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $70,521,470)	$73,604,014
Affiliated investments (cost $32,164,120)	32,164,120
Cash	1,349
Unrealized appreciation on swap agreements	19,825,829
Dividends and interest receivable	383,388
Due from broker-variation margin	44,953
Tax reclaim receivable	1,997
Prepaid expenses	718

Total Assets	126,026,368

LIABILITIES:
Unrealized depreciation on swap agreements	10,118,725
Payable for investments purchased	250,018
Payable for fund share repurchased	136,068
Advisory fees payable	61,364
Accrued expenses and other liabilities	50,103
Shareholder servicing fees payable	9,847
Affiliated transfer agent fee payable	508

Total Liabilities	10,626,633

NET ASSETS	$115,399,735

Net assets were comprised of:
Paid-in capital	$93,392,094
Retained earnings	22,007,641

Net assets, December 31, 2011	$115,399,735

Net asset value and redemption price per share, $115,399,735 / 11,947,643 outstanding shares of beneficial interest	$9.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$3,306,066
Affiliated dividend income	31,431

3,337,497

EXPENSES
Advisory fees	735,594
Shareholder servicing fees and expenses	114,800
Custodian and accounting fees	64,000
Audit fee	36,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (includingaffiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	9,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Loan interest expense (Note 7)	11
Miscellaneous	6,725

Total expenses	1,002,130

NET INVESTMENT INCOME	2,335,367

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,280,753
Futures transactions	(3,058,236)
Swap agreement transactions	6,633,830

6,856,347

Net change in unrealized appreciation (depreciation) on:
Investments	(1,268,980)
Futures	(791,192)
Swap agreements	(512,406)

(2,572,578)

NET GAIN ON INVESTMENTS	4,283,769

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,619,136

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,335,367	$1,782,408
Net realized gain on investment transactions	6,856,347	23,313,764
Net change in unrealized appreciation (depreciation) on investments	(2,572,578)	(7,031,807)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,619,136	18,064,365

DISTRIBUTIONS	(25,086,437)	(7,766,305)

FUND SHARE TRANSACTIONS:
Fund share sold [4,277,708 and 3,448,481 shares, respectively]	41,446,274	41,058,546
Fund share issued in reinvestment of distributions [2,674,460 and 670,666 shares, respectively]	25,086,437	7,766,305
Fund share repurchased [6,216,256 and 9,496,833 shares, respectively]	(66,727,839)	(114,086,756)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(195,128)	(65,261,905)

TOTAL DECREASE IN NET ASSETS	(18,662,429)	(54,963,845)
NET ASSETS:
Beginning of year	134,062,164	189,026,009

End of year	$115,399,735	$134,062,164

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 56.2% ASSET-BACKED SECURITIES — 4.3%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.528%	(c)	11/15/15	$700	$701,367
BA Credit Card Trust, Series 2006-A14, Class A14	Aaa	0.338%	(c)	04/15/16	90	89,816
Bank of America Auto Trust, Series 2009-3A, Class A3, 144A	Aaa	1.670%		12/15/13	29	29,327
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.528%	(c)	01/15/16	700	701,649
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	400	399,499
Chase Issuance Trust, Series 2008-A6, Class A6	Aaa	1.478%	(c)	05/15/15	60	60,917
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	570	684,063
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6	Baa2	6.300%		06/20/14	200	204,803
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14	400	399,685
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%		10/15/13	44	44,266
Harley-Davidson Motorcycle Trust, Series 2009-2, Class A3	Aaa	2.620%		03/15/14	23	23,350
Honda Auto Receivables Owner Trust, Series 2009-2, Class A3	AAA(d)	2.790%		01/15/13	10	9,914
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	500	499,778
Huntington Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	3.940%		06/15/13	22	22,476
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.338%	(c)	11/16/15	650	649,520
MMCA Automobile Trust, Series 2009-A, Class A3, 144A	Aaa	3.930%		03/15/13	10	10,113

TOTAL ASSET-BACKED SECURITIES (cost $4,479,175)						4,530,543

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.1%
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	250	255,230
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.344%	(c)	01/15/46	450	486,541
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(d)	5.419%	(c)	02/15/39	500	553,344
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	192	199,305
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	478	479,488
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%		04/10/38	300	326,170
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	1,000	1,097,903
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%		10/15/42	300	326,136
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	523	528,469
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	200	214,162
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3	Aaa	4.647%		07/15/30	131	131,468

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.220%	(c)	11/12/37	$200	$221,469
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%		08/12/43	400	445,311
Morgan Stanley Capital I, Series 2006-HQ9, Class A4	AAA(d)	5.731%		07/12/44	500	553,288
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%		10/12/52	500	551,662

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,193,350)						6,369,946

CORPORATE BONDS — 11.5%
Banking — 5.9%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%		05/20/19	100	129,287
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	4.500%		04/01/15	140	135,098
Bank of Montreal (Canada), Covered Notes, 144A	Aaa	1.300%		10/31/14	1,000	998,284
Bank of Nova Scotia (Canada), Covered Notes, 144A	Aaa	1.250%		11/07/14	1,200	1,194,930
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	0.900%		09/19/14	800	791,884
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	2.000%		02/04/13	1,000	1,011,135
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%		07/15/21	100	102,911
Citigroup, Inc., Sr. Unsec’d. Notes	A3	4.500%		01/14/22	95	91,392
Citigroup, Inc., Sub. Notes	Baa1	5.000%		09/15/14	175	173,199
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%		07/27/21	100	97,554
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%		03/15/20	125	123,378
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%		08/15/21	100	100,991
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%		07/22/20	125	127,652
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.375%		10/15/15	175	170,998
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	Aaa	0.875%		09/12/14	600	594,024
US Bancorp, Sr. Unsec’d. Notes	Aa3	4.200%		05/15/14	215	230,185
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%		12/11/17	150	170,929

						6,243,831

Cable — 0.1%
Comcast Corp., Gtd. Notes	Baa1	6.500%		01/15/15	100	113,364

Capital Goods — 0.4%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $89,861; purchased 06/24/10)(f)	Baa1	2.750%		07/01/13(g)	90	91,518
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%		10/15/21	35	35,671
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%		07/12/21	100	108,850
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%		09/20/16	150	154,674

						390,713

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%		05/15/14	175	197,893
EI du Pont de Nemours & Co, Sr. Unsec’d. Notes	A2	4.250%		04/01/21	100	113,009

						310,902

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric — 0.2%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	$60	$63,915
TECO Finance, Inc., Gtd. Notes	Baa3	4.000%	03/15/16	100	105,172

					169,087

Energy — Integrated — 0.6%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	85	89,032
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	65	68,121
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	200	215,456
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	108,069
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	150	158,535

					639,213

Energy - Other — 0.1%
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	100	111,719

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	4.125%	01/15/15	90	97,035
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	6.120%	05/01/13	125	133,142

					230,177

Healthcare & Pharmaceutical — 0.5%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	2.700%	05/27/15	200	209,759
Medtronic, Inc., Sr. Unsec’d. Notes	A1	3.000%	03/15/15	100	105,602
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	2.250%	08/15/16	235	239,576

					554,937

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	50	52,188
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	60	67,453

					119,641

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	90	88,021
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	55	56,961
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	130	140,633
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	150	150,310

					435,925

Media & Entertainment — 0.3%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	100	105,559
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	130	132,142
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	100	105,535

					343,236

Metals — 0.2%
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	150	154,519
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	25,780

					180,299

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Captive Finance — 0.4%
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.900%	05/13/14	$175	$191,652
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.625%	01/07/21	25	25,936
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.650%	10/17/21	75	78,275
General Electric Capital Corp., Sub. Notes	Aa3	5.300%	02/11/21	100	106,895

					402,758

Pipelines & Other — 0.3%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%	09/01/20	125	138,357
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	4.150%	03/01/22	125	127,142
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.125%	11/15/20	75	76,970

					342,469

Railroads — 0.1%
Norfolk Southern Corp., Sr. Usec’d. Notes	Baa1	5.900%	06/15/19	75	91,131

Retailers — 0.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	210,870
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.250%	12/15/17	150	178,728

					389,598

Telecommunications — 0.8%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	200	199,443
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	2.500%	08/15/15	305	315,818
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	100	105,775
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.950%	09/30/14	100	92,820
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	100	112,887

					826,743

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	8.500%	11/10/13	200	225,789

TOTAL CORPORATE BONDS (cost $12,072,139)					12,121,532

NON-CORPORATE FOREIGN AGENCIES — 1.3%
Export Development Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.250%	10/26/16	200	202,267
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	1,160	1,158,526

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,356,318)					1,360,793

U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.2%
Federal Home Loan Banks		1.375%	05/28/14	3,300	3,365,033
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	6,500	6,495,242
Federal National Mortgage Association		1.375%	11/15/16	1,365	1,377,056
Federal National Mortgage Association		2.375%	04/11/16	1,230	1,299,560
Federal National Mortgage Association		5.375%	06/12/17	515	622,236

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financing Corp. FICO Strips Coupon, Series D-P	2.140%	(n)	09/26/19	$1,850	$1,570,633
Financing Corp. FICO Strips Principal, Series 15P	2.130%	(s)	03/07/19	2,250	1,947,848
Israel Government AID Bond (Israel), Series 4-Z, Gov’t. Gtd. Notes	1.090%	(s)	02/15/16	513	490,542
Israel Government AID Bond (Israel), Series 6-Z, Gov’t. Gtd. Notes	1.090%	(s)	02/15/16	477	456,118
Israel Government AID Bond (Israel), Series 11-Z, Gtd. Notes	1.900%	(s)	05/15/19	1,565	1,361,965
Resolution Funding Corp. Interest Strip, Bonds	1.150%	(s)	07/15/16	1,150	1,092,883
Resolution Funding Corp. Interest Strip, Bonds	1.620%	(s)	04/15/18	2,365	2,142,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $20,703,712)					22,222,113

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 9.2%
Government National Mortgage Association	4.000%		06/20/39-12/20/41	7,976	8,547,609
Government National Mortgage Association	4.000%		TBA	1,000	1,072,656

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $9,457,191)					9,620,265

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Notes	0.250%		12/15/14	5	4,984
U.S. Treasury Notes(k)	0.625%		06/30/12	250	250,693
U.S. Treasury Notes	0.875%		12/31/16	855	856,536
U.S. Treasury Notes(h)	1.375%		09/30/18	1,085	1,090,849
U.S. Treasury Notes	2.000%		11/15/21	560	566,387

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,749,816)					2,769,449

TOTAL LONG-TERM INVESTMENTS (cost $57,011,701)					58,994,641

				Shares
SHORT-TERM INVESTMENT — 43.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $45,452,448)(Note 4)(w)				45,452,448	45,452,448

TOTAL INVESTMENTS — 99.5% (cost $102,464,149)					104,447,089
OTHER ASSETS IN EXCESS OF LIABILITIES(X) — 0.5%					481,446

NET ASSETS — 100.0%					$104,928,535

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FICO	Financing Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $89,861. The aggregate value of $91,518 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2011.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
7	10 Year U.S. Treasury Notes	Mar. 2012	$910,030	$917,875	$7,845
2	U.S. Ultra Bond	Mar. 2012	313,272	320,375	7,103

					14,948

Short Positions:
16	2 Year U.S. Treasury Notes	Mar. 2012	3,525,635	3,528,750	(3,115)
13	5 Year U.S. Treasury Notes	Mar. 2012	1,600,192	1,602,352	(2,160)
5	U.S. Long Bond	Mar. 2012	727,484	724,062	3,422

					(1,853)

					$13,095

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$830	09/01/13	0.502%	3 month LIBOR(2)	$1,911	$—	$1,911	Barclays Bank PLC
3,605	05/28/14	0.580%	3 month LIBOR(2)	14,339	—	14,339	Barclays Bank PLC
6,200	08/17/14	0.605%	3 month LIBOR(2)	16,652	—	16,652	Barclays Bank PLC
3,790	08/27/14	0.630%	3 month LIBOR(2)	8,590	—	8,590	Barclays Bank PLC
3,790	08/28/14	0.630%	3 month LIBOR(2)	8,559	—	8,559	Barclays Bank PLC
3,100	09/01/14	0.659%	3 month LIBOR(2)	4,437	—	4,437	Citibank N.A.
600	09/12/14	0.656%	3 month LIBOR(2)	974	—	974	Barclays Bank PLC
800	09/19/14	0.669%	3 month LIBOR(2)	1,058	—	1,058	JPMorgan Chase Bank
930	09/27/14	0.650%	3 month LIBOR(2)	1,853	—	1,853	Citibank N.A.
3,440	10/17/14	0.865%	3 month LIBOR(2)	(10,418)	—	(10,418)	Barclays Bank PLC
1,510	10/18/14	0.880%	3 month LIBOR(2)	(5,152)	—	(5,152)	Barclays Bank PLC
2,910	10/26/14	0.835%	3 month LIBOR(2)	(5,440)	—	(5,440)	Barclays Bank PLC
1,000	10/28/14	0.816%	3 month LIBOR(2)	(1,241)	—	(1,241)	Barclays Bank PLC
705	10/28/14	0.809%	3 month LIBOR(2)	(730)	—	(730)	Barclays Bank PLC
1,200	11/01/14	0.784%	3 month LIBOR(2)	(203)	—	(203)	Morgan Stanley Capital Services
450	09/28/15	0.918%	3 month LIBOR(2)	(437)	—	(437)	Barclays Bank PLC
1,330	05/31/16	1.180%	3 month LIBOR(1)	2,940	—	2,940	Barclays Bank PLC
1,330	05/31/16	1.175%	3 month LIBOR(1)	2,702	—	2,702	Barclays Bank PLC
370	05/31/16	1.220%	3 month LIBOR(1)	1,429	—	1,429	Barclays Bank PLC
800	08/01/16	1.770%	3 month LIBOR(1)	28,138	—	28,138	Citibank N.A.
220	08/02/16	1.735%	3 month LIBOR(1)	7,351	—	7,351	Barclays Bank PLC
460	08/03/16	1.618%	3 month LIBOR(1)	12,702	—	12,702	Barclays Bank PLC
730	08/04/16	1.525%	3 month LIBOR(1)	16,824	—	16,824	Barclays Bank PLC
240	08/04/16	1.528%	3 month LIBOR(2)	(5,567)	—	(5,567)	Citibank N.A.
14,350	08/09/16	1.425%	3 month LIBOR(1)	256,694	—	256,694	Bank of America N.A.
1,000	08/10/16	1.412%	3 month LIBOR(1)	17,230	—	17,230	Barclays Bank PLC
1,900	08/11/16	1.460%	3 month LIBOR(2)	(37,080)	—	(37,080)	HSBC Bank USA N.A.
1,650	08/12/16	1.200%	3 month LIBOR(1)	11,082	—	11,082	UBS AG
4,750	08/17/16	1.252%	3 month LIBOR(2)	(42,909)	—	(42,909)	Barclays Bank PLC
2,900	08/17/16	1.250%	3 month LIBOR(2)	(25,842)	—	(25,842)	Barclays Bank PLC
1,500	08/18/16	1.230%	3 month LIBOR(2)	(11,841)	—	(11,841)	Citibank N.A.
590	08/22/16	1.168%	3 month LIBOR(2)	(2,707)	—	(2,707)	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,200	08/23/16	1.185%	3 month LIBOR(1)	$6,459	$—	$6,459	Barclays Bank PLC
1,500	08/24/16	1.228%	3 month LIBOR(1)	11,119	—	11,119	Bank of America N.A.
1,000	08/25/16	1.255%	3 month LIBOR(1)	8,723	—	8,723	Morgan Stanley Capital Services
1,040	08/26/16	1.299%	3 month LIBOR(1)	11,242	—	11,242	Morgan Stanley Capital Services
2,160	08/31/16	1.251%	3 month LIBOR(2)	(17,937)	—	(17,937)	Barclays Bank PLC
460	08/31/16	1.303%	3 month LIBOR(2)	(4,976)	—	(4,976)	Barclays Bank PLC
2,850	09/02/16	1.262%	3 month LIBOR(2)	(24,806)	—	(24,806)	Barclays Bank PLC
1,000	09/06/16	1.242%	3 month LIBOR(2)	(7,567)	—	(7,567)	Barclays Bank PLC
1,370	09/15/16	1.174%	3 month LIBOR(1)	5,277	—	5,277	Barclays Bank PLC
13,930	09/27/16	1.111%	3 month LIBOR(1)	4,338	—	4,338	Morgan Stanley Capital Services
1,160	09/28/16	1.238%	3 month LIBOR(2)	(7,533)	—	(7,533)	Barclays Bank PLC
225	09/29/16	1.255%	3 month LIBOR(2)	(1,640)	—	(1,640)	Barclays Bank PLC
2,145	10/03/16	1.273%	3 month LIBOR(1)	15,080	—	15,080	UBS AG
5,755	10/05/16	1.239%	3 month LIBOR(1)	30,442	—	30,442	Morgan Stanley Capital Services
7,520	10/06/16	1.194%	3 month LIBOR(1)	22,797	—	22,797	JPMorgan Chase Bank
1,550	10/11/16	1.430%	3 month LIBOR(2)	(22,144)	—	(22,144)	Citibank N.A.
1,985	10/27/16	1.439%	3 month LIBOR(2)	(27,439)	—	(27,439)	Barclays Bank PLC
5,700	11/01/16	1.431%	3 month LIBOR(2)	(74,786)	—	(74,786)	Barclays Bank PLC
3,160	11/02/16	1.336%	3 month LIBOR(2)	(26,646)	—	(26,646)	Barclays Bank PLC
5,700	11/22/16	1.334%	3 month LIBOR(1)	41,170	—	41,170	Morgan Stanley Capital Services
4,120	11/25/16	1.350%	3 month LIBOR(1)	32,394	—	32,394	Barclays Bank PLC
7,410	11/29/16	1.351%	3 month LIBOR(1)	57,036	—	57,036	Citibank N.A.
2,045	11/30/16	1.398%	3 month LIBOR(1)	20,229	—	20,229	Barclays Bank PLC
8,250	12/05/16	1.338%	3 month LIBOR(2)	(55,757)	—	(55,757)	Barclays Bank PLC
700	12/29/16	1.351%	3 month LIBOR(1)	4,533	—	4,533	Barclays Bank PLC
460	12/30/16	1.328%	3 month LIBOR(1)	2,424	—	2,424	Citibank N.A.
31,200	12/31/16	1.257%	3 month LIBOR(1)	39,000	—	39,000	Barclays Bank PLC
18,120	12/31/16	2.736%	3 month LIBOR(1)	2,160,810	—	2,160,810	Bank of America N.A.
8,100	12/31/16	1.652%	3 month LIBOR(1)	212,301	—	212,301	JPMorgan Chase Bank
4,500	12/31/16	0.000%	3 month LIBOR(1)	455,940	—	455,940	JPMorgan Chase Bank
1,400	12/31/16	2.686%	3 month LIBOR(2)	(202,636)	—	(202,636)	Morgan Stanley Capital Services
1,000	12/31/16	3.166%	3 month LIBOR(1)	189,660	—	189,660	Morgan Stanley Capital Services
550	12/31/16	3.228%	3 month LIBOR(1)	97,515	—	97,515	Morgan Stanley Capital Services
470	12/31/16	2.349%	3 month LIBOR(1)	55,436	—	55,436	Barclays Bank PLC
1,150	01/03/17	1.311%	3 month LIBOR(2)	(4,853)	—	(4,853)	Citibank N.A.
560	05/15/18	2.318%	3 month LIBOR(1)	28,998	—	28,998	JPMorgan Chase Bank
2,900	07/22/18	2.455%	3 month LIBOR(2)	(194,422)	—	(194,422)	Citibank N.A.
390	08/09/18	2.136%	3 month LIBOR(1)	17,247	—	17,247	Bank of America N.A.
6,300	08/17/18	1.838%	3 month LIBOR(1)	148,233	—	148,233	Barclays Bank PLC
700	08/19/18	1.770%	3 month LIBOR(2)	(13,159)	—	(13,159)	Barclays Bank PLC
750	08/30/18	1.850%	3 month LIBOR(1)	17,610	—	17,610	Morgan Stanley Capital Services
1,350	09/01/18	1.820%	3 month LIBOR(2)	(28,692)	—	(28,692)	Citibank N.A.
1,930	09/21/18	1.673%	3 month LIBOR(2)	(19,774)	—	(19,774)	Barclays Bank PLC
1,770	09/27/18	1.525%	3 month LIBOR(1)	(84)	—	(84)	Morgan Stanley Capital Services
255	10/03/18	1.745%	3 month LIBOR(1)	3,435	—	3,435	UBS AG
625	10/05/18	1.665%	3 month LIBOR(1)	4,981	—	4,981	Morgan Stanley Capital Services
825	10/06/18	1.599%	3 month LIBOR(1)	2,783	—	2,783	JPMorgan Chase Bank
920	10/11/18	1.770%	3 month LIBOR(1)	13,410	—	13,410	JPMorgan Chase Bank
1,720	10/19/18	1.915%	3 month LIBOR(2)	(40,806)	—	(40,806)	Barclays Bank PLC
2,510	10/21/18	1.908%	3 month LIBOR(2)	(57,814)	—	(57,814)	Barclays Bank PLC
470	11/01/18	1.984%	3 month LIBOR(2)	(12,849)	—	(12,849)	Barclays Bank PLC
230	11/02/18	1.880%	3 month LIBOR(2)	(4,672)	—	(4,672)	Barclays Bank PLC
385	11/08/18	1.738%	3 month LIBOR(2)	(3,980)	—	(3,980)	Citibank N.A.
330	11/22/18	1.766%	3 month LIBOR(1)	3,717	—	3,717	Morgan Stanley Capital Services
360	11/29/18	1.758%	3 month LIBOR(1)	3,666	—	3,666	Citibank N.A.
340	12/05/18	1.812%	3 month LIBOR(2)	(4,593)	—	(4,593)	Barclays Bank PLC
1,430	12/08/18	1.803%	3 month LIBOR(2)	(18,009)	—	(18,009)	Barclays Bank PLC
960	12/14/18	1.709%	3 month LIBOR(2)	(5,797)	—	(5,797)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,485	09/10/20	2.620%	3 month LIBOR(2)	$(168,596)	$—	$(168,596)	Barclays Bank PLC
4,665	10/01/20	2.523%	3 month LIBOR(2)	(267,287)	—	(267,287)	UBS AG
300	06/08/21	4.640%	3 month LIBOR(1)	24,091	—	24,091	Morgan Stanley Capital Services
400	07/20/21	3.035%	3 month LIBOR(1)	42,392	—	42,392	Citibank N.A.
160	08/09/21	2.625%	3 month LIBOR(2)	(10,588)	—	(10,588)	Citibank N.A.
560	08/15/21	2.380%	3 month LIBOR(2)	(24,025)	—	(24,025)	Barclays Bank PLC
320	08/19/21	2.350%	3 month LIBOR(2)	(12,741)	—	(12,741)	Barclays Bank PLC
310	08/22/21	2.204%	3 month LIBOR(1)	8,048	—	8,048	UBS AG
530	08/24/21	2.255%	3 month LIBOR(1)	16,207	—	16,207	Citibank N.A.
530	08/24/21	2.250%	3 month LIBOR(1)	15,961	—	15,961	Citibank N.A.
1,160	08/25/21	2.222%	3 month LIBOR(2)	(31,819)	—	(31,819)	Bank of America N.A.
555	09/06/21	2.431%	3 month LIBOR(1)	25,587	—	25,587	Morgan Stanley Capital Services
470	09/06/21	2.223%	3 month LIBOR(1)	12,551	—	12,551	UBS AG
325	09/06/21	2.248%	3 month LIBOR(1)	9,434	—	9,434	Barclays Bank PLC
755	09/09/21	2.205%	3 month LIBOR(2)	(18,780)	—	(18,780)	Barclays Bank PLC
310	09/13/21	2.171%	3 month LIBOR(2)	(6,666)	—	(6,666)	Bank of America N.A.
85	09/19/21	2.259%	3 month LIBOR(2)	(2,486)	—	(2,486)	Barclays Bank PLC
300	09/22/21	2.158%	3 month LIBOR(1)	5,897	—	5,897	Barclays Bank PLC
300	09/23/21	2.099%	3 month LIBOR(2)	(4,239)	—	(4,239)	Citibank N.A.
355	10/03/21	2.160%	3 month LIBOR(1)	6,474	—	6,474	Morgan Stanley Capital Services
240	10/04/21	2.108%	3 month LIBOR(1)	3,200	—	3,200	Citibank N.A.
620	10/06/21	2.038%	3 month LIBOR(2)	(4,132)	—	(4,132)	Citibank N.A.
115	10/06/21	2.060%	3 month LIBOR(2)	(1,006)	—	(1,006)	UBS AG
405	10/07/21	2.135%	3 month LIBOR(1)	6,331	—	6,331	Citibank N.A.
670	10/11/21	2.285%	3 month LIBOR(2)	(19,584)	—	(19,584)	Barclays Bank PLC
670	10/11/21	2.265%	3 month LIBOR(2)	(18,341)	—	(18,341)	Citibank N.A.
220	10/11/21	2.118%	3 month LIBOR(1)	3,021	—	3,021	Citibank N.A.
550	11/23/21	2.148%	3 month LIBOR(2)	(7,227)	—	(7,227)	Citibank N.A.
1,160	12/06/21	2.295%	3 month LIBOR(2)	(29,999)	—	(29,999)	Barclays Bank PLC
620	12/06/21	2.238%	3 month LIBOR(2)	(12,738)	—	(12,738)	Barclays Bank PLC
770	12/19/21	2.052%	3 month LIBOR(1)	2,014	—	2,014	Barclays Bank PLC
1,090	12/22/21	2.085%	3 month LIBOR(1)	5,942	—	5,942	Barclays Bank PLC
390	12/23/21	2.090%	3 month LIBOR(2)	(2,279)	—	(2,279)	Barclays Bank PLC
375	12/23/21	2.105%	3 month LIBOR(1)	2,711	—	2,711	Barclays Bank PLC
515	12/28/21	2.118%	3 month LIBOR(2)	(4,168)	—	(4,168)	Barclays Bank PLC
600	01/03/22	2.058%	3 month LIBOR(1)	1,265	—	1,265	Citibank N.A.
240	08/24/41	3.074%	3 month LIBOR(2)	(26,169)	—	(26,169)	Citibank N.A.
240	08/24/41	3.065%	3 month LIBOR(2)	(25,718)	—	(25,718)	Citibank N.A.
245	09/06/41	3.110%	3 month LIBOR(2)	(28,430)	—	(28,430)	UBS AG
245	09/06/41	3.028%	3 month LIBOR(2)	(24,096)	—	(24,096)	UBS AG
230	09/08/41	2.954%	3 month LIBOR(1)	18,954	—	18,954	Barclays Bank PLC
180	09/09/41	3.019%	3 month LIBOR(1)	17,354	—	17,354	Barclays Bank PLC
290	10/11/41	2.719%	3 month LIBOR(2)	(8,464)	—	(8,464)	JPMorgan Chase Bank
290	10/17/41	2.905%	3 month LIBOR(1)	19,867	—	19,867	Barclays Bank PLC
260	12/12/41	2.685%	3 month LIBOR(1)	4,617	—	4,617	Citibank N.A.
260	12/20/41	2.614%	3 month LIBOR(2)	(560)	—	(560)	Citibank N.A.
155	12/20/41	2.615%	3 month LIBOR(1)	375	—	375	Barclays Bank PLC

				$2,602,687	$—	$2,602,687

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$4,530,543	$—
Commercial Mortgage-Backed Securities	—	6,369,946	—
Corporate Bonds	—	12,121,532	—
Non-Corporate Foreign Agencies	—	1,360,793	—
U.S. Government Agency Obligations	—	22,222,113	—
U.S. Government Mortgage-Backed Securities	—	9,620,265	—
U.S. Treasury Obligations	—	2,769,449	—
Affiliated Money Market Mutual Fund	45,452,448	—	—
Other Financial Instruments*
Futures Contracts	13,095	—	—
Interest Rate Swaps	—	(405,339)	3,008,026

Total	$45,465,543	$58,589,302	$3,008,026

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Interest Rate Swaps
Balance as of 12/31/10	$671,391
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)***	2,336,635
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/2011	$3,008,026

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	The realized gain earned during the period for other financial instruments was $244,000.
***	Of which, $2,529,595 was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund	43.3%
U.S. Government Agency Obligations	21.2
U.S. Government Mortgage-Backed Securities	9.2
Commercial Mortgage-Backed Securities	6.1
Banking	5.9
Asset-Backed Securities	4.3
U.S. Treasury Obligations	2.6
Non-Corporate Foreign Agencies	1.3
Telecommunications	0.8
Energy — Integrated	0.6
Healthcare & Pharmaceutical	0.5
Capital Goods	0.4
Insurance	0.4
Non-Captive Finance	0.4

Retailers	0.4%
Chemicals	0.3
Media & Entertainment	0.3
Pipelines & Other	0.3
Electric	0.2
Foods	0.2
Metals	0.2
Tobacco	0.2
Cable	0.1
Energy — Other	0.1
Healthcare Insurance	0.1
Railroads	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$4,395,763		Unrealized depreciation on swap agreements	$1,793,076
Interest rate contracts	Due to broker-variation margin	18,370	*	Due to broker-variation margin	5,275	*

Total		$4,414,133			$1,798,351

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(591,275)	$863,107	$271,832

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$30,959	$1,495,765	$1,526,724

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$2,022,115	$5,834,289	$114,571,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Unaffiliated investments (cost $57,011,701)	$58,994,641
Affiliated investments (cost $45,452,448)	45,452,448
Unrealized appreciation on swap agreements	4,395,763
Dividends and interest receivable	202,398
Prepaid expenses	360

Total Assets	109,045,610

LIABILITIES:
Payable for investments purchased	1,920,730
Unrealized depreciation on swap agreements	1,793,076
Payable for fund share repurchased	283,900
Advisory fees payable	59,057
Accrued expenses and other liabilities	48,854
Shareholder servicing fees payable	8,997
Due to broker-variation margin	1,953
Affiliated transfer agent fee payable	508

Total Liabilities	4,117,075

NET ASSETS	$104,928,535

Net assets were comprised of:
Paid-in capital	$99,227,623
Retained earnings	5,700,912

Net assets, December 31, 2011	$104,928,535

Net asset value and redemption price per share, $104,928,535 / 12,376,840 outstanding shares of beneficial interest	$8.48

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$808,888
Affiliated dividend income	36,889

845,777

EXPENSES
Advisory fees	387,148
Shareholder servicing fees and expenses	60,420
Custodian and accounting fees	58,000
Audit fee	36,000
Shareholders’ reports	10,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	1,000
Loan interest expense (Note 7)	73
Miscellaneous	10,474

Total expenses	593,115

NET INVESTMENT INCOME	252,662

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	588,656
Futures transactions	(591,275)
Swap agreement transactions	863,107

860,488

Net change in unrealized appreciation (depreciation) on:
Investments	1,493,413
Futures	30,959
Swap agreements	1,495,765

3,020,137

NET GAIN ON INVESTMENTS	3,880,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,133,287

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$252,662	$837,512
Net realized gain on investment transactions	860,488	7,926,413
Net change in unrealized appreciation (depreciation) on investments	3,020,137	1,995,591

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,133,287	10,759,516

DISTRIBUTIONS	(8,580,107)	—

FUND SHARE TRANSACTIONS:
Fund share sold [18,276,364 and 23,373,935 shares, respectively]	155,820,668	237,035,645
Fund share issued in reinvestment of distributions [1,064,530 and 0 shares, respectively]	8,580,107	—
Fund share repurchased [11,034,394 and 22,306,230 shares, respectively]	(97,994,469)	(233,510,421)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	66,406,306	3,525,224

TOTAL INCREASE IN NET ASSETS	61,959,486	14,284,740
NET ASSETS:
Beginning of year	42,969,049	28,684,309

End of year	$104,928,535	$42,969,049

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 49.6% ASSET-BACKED SECURITIES — 4.4%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%		03/17/14	$500	$499,347
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.528%	(c)	11/15/15	800	801,562
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.448%	(c)	04/15/17	1,600	1,600,861
Bank of America Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	2.670%		07/15/13	58	58,500
Bank of America Credit Card Trust, Series 2006-A7, Class A7	Aaa	0.318%	(c)	12/15/16	800	797,652
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.528%	(c)	01/15/16	800	801,884
BMW Vehicle Lease Trust, Series 2011-1, Class A2	Aaa	0.640%		04/22/13	800	799,551
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	2,300	2,297,121
Chase Issuance Trust, Series 2004-A8, Class A8	Aaa	0.398%	(c)	09/15/15	800	800,163
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	1,330	1,596,147
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6	Baa2	6.300%		06/20/14	2,100	2,150,433
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.578%	(c)	02/15/15	1,500	1,511,421
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	800	799,236
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14	1,700	1,698,663
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	2,500	2,498,892
Huntington Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	3.940%		06/15/13	26	25,933
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.278%	(c)	03/15/15	700	705,882
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.338%	(c)	11/16/15	850	849,372
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%		12/16/13	800	801,667
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%		04/15/14	1,000	998,170

TOTAL ASSET-BACKED SECURITIES (cost $22,022,736)						22,092,457

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.0%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4	Aaa	5.193%	(c)	09/10/47	20	22,120
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2	Aaa	5.334%	(c)	09/10/45	430	432,963
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	600	626,757
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	1,080	1,102,593
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.344%	(c)	01/15/46	2,000	2,162,404
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.751%	(c)	06/10/46	175	193,243
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	Aa2	4.832%		04/15/37	500	526,366

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(d)	5.419%	(c)	02/15/39	$600	$664,013
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	673	697,566
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	638	639,318
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	1,786	1,796,415
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	1,100	1,195,958
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	4,300	4,720,983
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	(c)	10/15/42	400	434,848
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	697	704,626
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	900	963,728
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3	Aaa	4.559%	(c)	09/15/27	500	502,674
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	AAA(d)	5.300%		11/15/38	317	317,144
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	Aaa	5.047%	(c)	07/12/38	800	876,438
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.220%	(c)	11/12/37	100	110,734
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	1,900	2,115,228
Morgan Stanley Capital I, Series 2006-HQ9, Class A4	AAA(d)	5.731%	(c)	07/12/44	500	553,288
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%	(c)	10/12/52	750	827,494
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	(c)	01/15/45	1,000	1,089,407
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%	(c)	06/15/45	2,000	2,252,184

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $25,010,811)						25,528,492

CORPORATE BONDS — 9.2%
Banking — 5.6%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%		05/20/19	350	452,505
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.000%		09/01/17	605	590,860
Bank of Montreal (Canada), Covered Notes, 144A	Aaa	1.300%		10/31/14	4,500	4,492,278
Bank of Nova Scotia (Canada), Covered Notes, 144A(a)	Aaa	1.250%		11/07/14	5,800	5,775,495
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A(a)	Aaa	0.900%		09/19/14	3,600	3,563,478
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	2.000%		02/04/13	5,500	5,561,242
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%		07/15/21	350	360,190
Citigroup, Inc., Sr. Unsec’d. Notes	A3	4.500%		01/14/22	325	312,657
Citigroup, Inc., Unsec’d. Notes(a)	A3	8.500%		05/22/19	450	529,689

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	Aaa	1.850%	01/10/14	$350	$348,198
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%	07/27/21	350	341,439
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	A1	5.375%	03/15/20	425	419,485
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%	08/15/21	350	353,467
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	Aa3	4.400%	07/22/20	75	76,591
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	400	453,054
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000%	04/28/15	100	100,174
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	A2	5.500%	01/26/20	400	364,110
National Bank of Canada (Canada), Covered Notes, 144A	Aaa	2.200%	10/19/16	635	640,257
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A2	6.125%	01/11/21	135	133,181
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	Aaa	0.875%	09/12/14	3,000	2,970,120
US Bancorp, Sr. Unsec’d. Notes	Aa3	4.200%	05/15/14	240	256,950
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%	12/11/17	150	170,929

					28,266,349

Capital Goods — 0.3%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $104,838; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	105	106,771
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%	09/15/21	35	36,592
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	140	142,682
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	350	380,975
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	120	121,803
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%	09/20/16	630	649,631

					1,438,454

Chemicals — 0.1%
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	450	508,542

Consumer
VF Corp., Sr. Unsec’d. Notes	A3	3.500%	09/01/21	120	124,656

Electric
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	280	298,272

Energy - Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	195	204,247
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	225	235,805
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	108,069
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.100%	06/01/18	200	236,753
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	175	184,958

					969,832

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy — Other — 0.1%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	1.750%	02/15/17	$545	$552,003
Weatherford International Ltd. (Switzerland), Gtd. Notes	Baa2	9.625%	03/01/19	50	64,665

					616,668

Foods — 0.3%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	Baa1	4.125%	01/15/15	425	458,219
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	7.750%	01/15/19	250	323,790
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	6.120%	05/01/13	150	159,770
JM Smucker Co. (The), Gtd. Notes	A3	3.500%	10/15/21	250	255,762
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	400	461,540
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	75	83,350

					1,742,431

Healthcare & Pharmaceutical — 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	2.700%	05/27/15	220	230,734
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	2.300%	06/15/16	370	372,528
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	2.250%	08/15/16	965	983,791

					1,587,053

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	275	287,032
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	280	314,780

					601,812

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	380	371,646
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	65	67,317
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	855	924,933
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	7.717%	02/15/19	350	438,881
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	175	175,362

					1,978,139

Media & Entertainment — 0.3%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	350	369,457
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	170	172,801
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	470	496,013
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	425	460,542

					1,498,813

Metals — 0.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	Baa3	6.125%	06/01/18	100	98,756
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	175	180,273
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	25,779

					304,808

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.625%	01/07/21	75	77,809

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Captive Finance (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.650%	10/17/21	$260	$271,353
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	Aa2	6.000%	08/07/19	175	201,010
General Electric Capital Corp., Sub. Notes(h)	Aa3	5.300%	02/11/21	625	668,095

					1,218,267

Pipelines & Other — 0.2%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%	09/01/20	125	138,357
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.150%	03/01/22	475	483,140
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.125%	11/15/20	350	359,196

					980,693

Railroads — 0.1%
Norfolk Southern Corp., Sr. Usec’d. Notes	Baa1	5.900%	06/15/19	350	425,279

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	210,870
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	350	426,618
Kohl’s Corp., Sr. Unsec’d. Notes(a)	Baa1	6.250%	12/15/17	175	208,517
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	425	491,085

					1,337,090

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	570	568,412
AT&T, Inc., Sr. Unsec’d. Notes	A2	2.500%	08/15/15	355	367,592
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	3.875%	08/15/21	600	634,651
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	75	101,228
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	3.992%	02/16/16	345	331,718
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	350	395,103

					2,398,704

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	405	544,892

TOTAL CORPORATE BONDS (cost $46,693,554)					46,840,754

NON-CORPORATE FOREIGN AGENCIES — 1.0%
Export Development Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.250%	10/26/16	145	146,643
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	4,905	4,898,766

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $5,036,561)					5,045,409

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.2%
Federal Home Loan Banks		1.375%	05/28/14	13,500	13,766,044
Federal Home Loan Mortgage Corp.(a)		0.375%	11/27/13	18,915	18,884,452
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	45	44,967
Federal Home Loan Mortgage Corp.		1.375%	02/25/14	9,430	9,582,502
Federal Home Loan Mortgage Corp.(a)		5.125%	11/17/17	1,500	1,806,138
Federal National Mortgage Association(a)		1.375%	11/15/16	16,065	16,206,886
Federal National Mortgage Association		2.375%	04/11/16	11,440	12,086,966

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal National Mortgage Association		3.040%	(s)	11/15/21	$820	$628,731
Federal National Mortgage Association		5.375%		06/12/17	6,090	7,358,096
Israel Government AID Bond (Israel), Series 4-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	2,139	2,045,359
Israel Government AID Bond (Israel), Series 6-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	1,986	1,899,057
Residual Funding - Strip Principal		2.030%	(s)	10/15/19	7,000	6,032,712
Tennessee Valley Authority(a)		5.500%		07/18/17	5,950	7,242,917

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $95,872,680)						97,584,827

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.5%
Government National Mortgage Association (cost $42,128,327)		4.000%		06/20/39-10/15/41	40,387	43,292,241

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds		4.375%		05/15/41	250	325,742
U.S. Treasury Notes		0.250%		12/15/14	15	14,951
U.S. Treasury Notes(k)		0.625%		06/30/12	330	330,915
U.S. Treasury Notes		0.875%		12/31/16	1,105	1,106,986
U.S. Treasury Notes(a)		2.000%		11/15/21	8,010	8,101,362
U.S. Treasury Strips Coupon		2.380%	(n)	08/15/23	2,000	1,519,194

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,919,654)						11,399,150

TOTAL LONG-TERM INVESTMENTS (cost $247,684,323)						251,783,330

					Shares
SHORT-TERM INVESTMENT — 57.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $292,883,842; includes $55,277,142 of cash collateral received for securities on loan)(Note 4)(b)(w)					292,883,842	292,883,842

TOTAL INVESTMENTS — 107.2% (cost $540,568,165)						544,667,172
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (7.2)%						(36,433,748)

NET ASSETS — 100.0%						$508,233,424

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $54,202,058; cash collateral of $55,277,142 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $104,838. The aggregate value of $106,771 is approximately 0.0% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2011.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Position:
33	10 Year U.S. Treasury Notes	Mar. 2012	$4,290,138	$4,327,125	$36,987

Short Positions:
81	2 Year U.S. Treasury Notes	Mar. 2012	17,851,315	17,864,297	(12,982)
166	5 Year U.S. Treasury Notes	Mar. 2012	20,422,661	20,460,797	(38,136)
24	U.S. Long Bond	Mar. 2012	3,491,922	3,475,500	16,422
5	U.S. Ultra Bond	Mar. 2012	796,937	800,938	(4,001)

					(38,697)

					$(1,710)

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$4,575	09/01/13	0.502%	3 month LIBOR(2)	$10,533	$—	$10,533	Barclays Bank PLC
19,585	10/30/13	0.563%	3 month LIBOR(2)	42,485	—	42,485	Morgan Stanley Capital Services
14,755	05/28/14	0.580%	3 month LIBOR(2)	58,690	—	58,690	Barclays Bank PLC
7,000	08/22/14	0.583%	3 month LIBOR(2)	24,294	—	24,294	JPMorgan Chase Bank
10,100	09/01/14	0.659%	3 month LIBOR(2)	14,457	—	14,457	Citibank N.A.
3,000	09/12/14	0.656%	3 month LIBOR(2)	4,869	—	4,869	Barclays Bank PLC
3,600	09/19/14	0.669%	3 month LIBOR(2)	4,762	—	4,762	JPMorgan Chase Bank
5,150	10/18/14	0.880%	3 month LIBOR(2)	(17,572)	—	(17,572)	Barclays Bank PLC
10,110	10/26/14	0.835%	3 month LIBOR(2)	(18,899)	—	(18,899)	Barclays Bank PLC
4,495	10/28/14	0.816%	3 month LIBOR(2)	(5,577)	—	(5,577)	Barclays Bank PLC
3,300	10/28/14	0.809%	3 month LIBOR(2)	(3,418)	—	(3,418)	Barclays Bank PLC
5,800	11/01/14	0.784%	3 month LIBOR(2)	(983)	—	(983)	Morgan Stanley Capital Services
2,000	09/28/15	0.918%	3 month LIBOR(2)	(1,941)	—	(1,941)	Barclays Bank PLC
6,410	05/31/16	1.180%	3 month LIBOR(1)	14,168	—	14,168	Barclays Bank PLC
6,410	05/31/16	1.175%	3 month LIBOR(1)	13,021	—	13,021	Barclays Bank PLC
1,605	05/31/16	1.220%	3 month LIBOR(1)	6,197	—	6,197	Barclays Bank PLC
1,700	07/29/16	1.753%	3 month LIBOR(2)	(58,711)	—	(58,711)	Barclays Bank PLC
1,050	08/04/16	1.528%	3 month LIBOR(2)	(24,354)	—	(24,354)	Citibank N.A.
23,500	08/10/16	1.438%	3 month LIBOR(1)	433,675	—	433,675	Barclays Bank PLC
2,500	08/22/16	1.168%	3 month LIBOR(2)	(11,472)	—	(11,472)	Morgan Stanley Capital Services
1,660	08/23/16	1.185%	3 month LIBOR(1)	8,935	—	8,935	Barclays Bank PLC
4,300	08/26/16	1.299%	3 month LIBOR(1)	46,480	—	46,480	Morgan Stanley Capital Services
5,880	09/15/16	1.174%	3 month LIBOR(1)	22,650	—	22,650	Barclays Bank PLC
30,900	09/27/16	1.111%	3 month LIBOR(1)	9,623	—	9,623	Morgan Stanley Capital Services
4,910	09/28/16	1.238%	3 month LIBOR(2)	(31,885)	—	(31,885)	Barclays Bank PLC
8,925	10/03/16	1.273%	3 month LIBOR(1)	62,746	—	62,746	UBS AG
8,685	10/05/16	1.239%	3 month LIBOR(1)	45,941	—	45,941	Morgan Stanley Capital Services
13,450	10/06/16	1.194%	3 month LIBOR(1)	40,774	—	40,774	JPMorgan Chase Bank
9,260	10/27/16	1.439%	3 month LIBOR(2)	(128,002)	—	(128,002)	Barclays Bank PLC
10,210	11/01/16	1.431%	3 month LIBOR(2)	(133,959)	—	(133,959)	Barclays Bank PLC
12,165	11/02/16	1.336%	3 month LIBOR(2)	(102,577)	—	(102,577)	Barclays Bank PLC
16,790	11/22/16	1.334%	3 month LIBOR(1)	121,271	—	121,271	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$17,370	11/29/16	1.351%	3 month LIBOR(1)	$133,701	$—	$133,701	Citibank N.A.
8,165	11/30/16	1.398%	3 month LIBOR(1)	80,766	—	80,766	Barclays Bank PLC
14,140	12/05/16	1.338%	3 month LIBOR(2)	(95,565)	—	(95,565)	Barclays Bank PLC
3,300	12/29/16	1.351%	3 month LIBOR(1)	21,368	—	21,368	Barclays Bank PLC
2,210	12/30/16	1.328%	3 month LIBOR(1)	11,645	—	11,645	Citibank N.A.
5,550	01/03/17	1.311%	3 month LIBOR(2)	(23,421)	—	(23,421)	Citibank N.A.
49,600	12/31/17	3.054%	3 month LIBOR(1)	6,471,312	—	6,471,312	JPMorgan Chase Bank
38,885	12/31/17	2.994%	3 month LIBOR(1)	5,543,835	—	5,543,835	Citibank N.A.
33,200	12/31/17	1.975%	3 month LIBOR(1)	1,247,324	—	1,247,324	Citibank N.A.
22,800	12/31/17	0.000%	3 month LIBOR(2)	(2,958,528)	—	(2,958,528)	JPMorgan Chase Bank
19,500	12/31/17	2.424%	3 month LIBOR(1)	1,377,870	—	1,377,870	Morgan Stanley Capital Services
19,000	12/31/17	2.724%	3 month LIBOR(1)	2,221,860	—	2,221,860	Citibank N.A.
16,000	12/31/17	2.267%	3 month LIBOR(1)	1,219,520	—	1,219,520	Bank of America N.A.
10,380	12/31/17	2.252%	3 month LIBOR(1)	787,738	—	787,738	Citibank N.A.
5,000	12/31/17	3.795%	3 month LIBOR(1)	1,151,350	—	1,151,350	Barclays Bank PLC
2,280	12/31/17	3.016%	3 month LIBOR(1)	326,473	—	326,473	Citibank N.A.
610	12/31/17	3.567%	3 month LIBOR(1)	120,981	—	120,981	Morgan Stanley Capital Services
2,480	05/15/18	2.318%	3 month LIBOR(1)	128,418	—	128,418	JPMorgan Chase Bank
5,250	07/27/18	2.464%	3 month LIBOR(2)	(353,266)	—	(353,266)	Bank of America N.A.
101,000	08/09/18	2.008%	3 month LIBOR(1)	3,590,238	—	3,590,238	Barclays Bank PLC
7,150	08/09/18	2.058%	3 month LIBOR(2)	(278,249)	—	(278,249)	Barclays Bank PLC
2,390	08/09/18	2.136%	3 month LIBOR(1)	105,691	—	105,691	Bank of America N.A.
18,200	08/10/18	2.059%	3 month LIBOR(1)	708,513	—	708,513	Citibank N.A.
63,740	08/11/18	2.047%	3 month LIBOR(1)	2,423,704	—	2,423,704	Morgan Stanley Capital Services
6,500	08/11/18	2.033%	3 month LIBOR(2)	(240,819)	—	(240,819)	HSBC Bank USA N.A.
5,500	08/12/18	1.764%	3 month LIBOR(1)	103,819	—	103,819	UBS AG
6,600	08/17/18	1.845%	3 month LIBOR(2)	(158,626)	—	(158,626)	Morgan Stanley Capital Services
24,200	08/18/18	1.783%	3 month LIBOR(2)	(476,837)	—	(476,837)	Citibank N.A.
4,675	08/18/18	1.818%	3 month LIBOR(2)	(103,146)	—	(103,146)	Citibank N.A.
5,650	08/25/18	1.773%	3 month LIBOR(1)	104,530	—	104,530	Morgan Stanley Capital Services
3,120	08/30/18	1.850%	3 month LIBOR(1)	73,257	—	73,257	Morgan Stanley Capital Services
3,190	08/31/18	1.798%	3 month LIBOR(2)	(63,947)	—	(63,947)	Barclays Bank PLC
5,545	09/02/18	1.825%	3 month LIBOR(2)	(119,495)	—	(119,495)	Barclays Bank PLC
2,480	09/06/18	1.820%	3 month LIBOR(2)	(52,118)	—	(52,118)	Barclays Bank PLC
3,025	09/21/18	1.673%	3 month LIBOR(2)	(30,994)	—	(30,994)	Barclays Bank PLC
40,860	09/27/18	1.525%	3 month LIBOR(1)	(1,933)	—	(1,933)	Morgan Stanley Capital Services
2,910	09/28/18	1.598%	3 month LIBOR(1)	13,914	—	13,914	Barclays Bank PLC
1,455	09/29/18	1.735%	3 month LIBOR(2)	(20,398)	—	(20,398)	Barclays Bank PLC
11,580	10/03/18	1.745%	3 month LIBOR(1)	156,007	—	156,007	UBS AG
10,650	10/05/18	1.665%	3 month LIBOR(1)	84,870	—	84,870	Morgan Stanley Capital Services
16,695	10/06/18	1.599%	3 month LIBOR(1)	56,327	—	56,327	JPMorgan Chase Bank
4,070	10/11/18	1.770%	3 month LIBOR(1)	59,325	—	59,325	JPMorgan Chase Bank
4,115	10/19/18	1.915%	3 month LIBOR(2)	(97,626)	—	(97,626)	Barclays Bank PLC
10,065	10/21/18	1.908%	3 month LIBOR(2)	(231,831)	—	(231,831)	Barclays Bank PLC
11,150	11/01/18	1.984%	3 month LIBOR(2)	(304,813)	—	(304,813)	Barclays Bank PLC
12,755	11/02/18	1.880%	3 month LIBOR(2)	(259,079)	—	(259,079)	Barclays Bank PLC
5,135	11/08/18	1.738%	3 month LIBOR(2)	(53,082)	—	(53,082)	Citibank N.A.
16,495	11/22/18	1.766%	3 month LIBOR(1)	185,810	—	185,810	Morgan Stanley Capital Services
21,035	11/25/18	1.746%	3 month LIBOR(1)	203,566	—	203,566	Morgan Stanley Capital Services
16,125	11/29/18	1.758%	3 month LIBOR(1)	164,210	—	164,210	Citibank N.A.
7,235	11/30/18	1.830%	3 month LIBOR(1)	108,325	—	108,325	Barclays Bank PLC
12,845	12/05/18	1.812%	3 month LIBOR(2)	(173,535)	—	(173,535)	Barclays Bank PLC
7,000	12/08/18	1.803%	3 month LIBOR(2)	(88,157)	—	(88,157)	Barclays Bank PLC
7,680	12/12/18	1.750%	3 month LIBOR(2)	(68,487)	—	(68,487)	Barclays Bank PLC
3,700	12/14/18	1.709%	3 month LIBOR(2)	(22,342)	—	(22,342)	Barclays Bank PLC
775	09/10/20	2.620%	3 month LIBOR(2)	(52,580)	—	(52,580)	Barclays Bank PLC
11,185	09/17/20	2.708%	3 month LIBOR(2)	(837,547)	—	(837,547)	Morgan Stanley Capital Services
8,140	09/23/20	2.685%	3 month LIBOR(2)	(589,869)	—	(589,869)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$6,810	09/30/20	2.485%	3 month LIBOR(2)	$(375,467)	$—	$(375,467)	Morgan Stanley Capital Services
6,680	10/01/20	2.523%	3 month LIBOR(2)	(382,739)	—	(382,739)	UBS AG
11,515	11/12/20	2.888%	3 month LIBOR(2)	(976,992)	—	(976,992)	Citibank N.A.
1,600	06/08/21	4.640%	3 month LIBOR(1)	128,483	—	128,483	Morgan Stanley Capital Services
1,825	07/20/21	3.035%	3 month LIBOR(1)	193,412	—	193,412	Citibank N.A.
1,300	08/01/21	3.068%	3 month LIBOR(1)	140,321	—	140,321	Citibank N.A.
1,340	08/04/21	2.803%	3 month LIBOR(1)	111,308	—	111,308	Barclays Bank PLC
700	08/09/21	2.625%	3 month LIBOR(2)	(46,320)	—	(46,320)	Citibank N.A.
2,310	08/15/21	2.380%	3 month LIBOR(2)	(99,104)	—	(99,104)	Barclays Bank PLC
1,340	08/19/21	2.350%	3 month LIBOR(2)	(53,355)	—	(53,355)	Barclays Bank PLC
1,330	08/22/21	2.204%	3 month LIBOR(1)	34,529	—	34,529	UBS AG
2,200	08/24/21	2.255%	3 month LIBOR(1)	67,275	—	67,275	Citibank N.A.
2,200	08/24/21	2.250%	3 month LIBOR(1)	66,252	—	66,252	Citibank N.A.
4,905	08/25/21	2.222%	3 month LIBOR(2)	(134,543)	—	(134,543)	Bank of America N.A.
1,850	09/01/21	2.370%	3 month LIBOR(2)	(75,355)	—	(75,355)	Citibank N.A.
2,320	09/06/21	2.431%	3 month LIBOR(1)	106,960	—	106,960	Morgan Stanley Capital Services
1,945	09/06/21	2.223%	3 month LIBOR(1)	51,940	—	51,940	UBS AG
1,350	09/06/21	2.248%	3 month LIBOR(1)	39,187	—	39,187	Barclays Bank PLC
850	09/09/21	2.205%	3 month LIBOR(2)	(21,170)	—	(21,170)	Barclays Bank PLC
1,320	09/13/21	2.171%	3 month LIBOR(2)	(28,384)	—	(28,384)	Bank of America N.A.
1,385	09/14/21	2.160%	3 month LIBOR(1)	28,250	—	28,250	Barclays Bank PLC
1,355	09/16/21	2.213%	3 month LIBOR(1)	34,057	—	34,057	Barclays Bank PLC
890	09/19/21	2.259%	3 month LIBOR(2)	(26,038)	—	(26,038)	Barclays Bank PLC
3,110	09/22/21	2.158%	3 month LIBOR(1)	61,131	—	61,131	Barclays Bank PLC
1,330	09/23/21	2.099%	3 month LIBOR(2)	(18,795)	—	(18,795)	Citibank N.A.
1,625	10/03/21	2.160%	3 month LIBOR(1)	29,635	—	29,635	Morgan Stanley Capital Services
1,080	10/04/21	2.108%	3 month LIBOR(1)	14,400	—	14,400	Citibank N.A.
2,790	10/06/21	2.038%	3 month LIBOR(2)	(18,595)	—	(18,595)	Citibank N.A.
2,395	10/07/21	2.135%	3 month LIBOR(1)	37,439	—	37,439	Citibank N.A.
2,960	10/11/21	2.285%	3 month LIBOR(2)	(86,521)	—	(86,521)	Barclays Bank PLC
2,960	10/11/21	2.265%	3 month LIBOR(2)	(81,030)	—	(81,030)	Citibank N.A.
1,850	10/11/21	2.118%	3 month LIBOR(1)	25,366	—	25,366	Citibank N.A.
2,570	11/23/21	2.148%	3 month LIBOR(2)	(33,770)	—	(33,770)	Citibank N.A.
3,020	12/06/21	2.238%	3 month LIBOR(2)	(62,046)	—	(62,046)	Barclays Bank PLC
2,870	12/06/21	2.295%	3 month LIBOR(2)	(74,221)	—	(74,221)	Barclays Bank PLC
1,070	12/19/21	2.052%	3 month LIBOR(1)	2,799	—	2,799	Barclays Bank PLC
5,260	12/22/21	2.085%	3 month LIBOR(1)	28,676	—	28,676	Barclays Bank PLC
1,800	12/23/21	2.105%	3 month LIBOR(1)	13,014	—	13,014	Barclays Bank PLC
600	12/23/21	2.090%	3 month LIBOR(2)	(3,507)	—	(3,507)	Barclays Bank PLC
2,945	12/28/21	2.118%	3 month LIBOR(2)	(23,837)	—	(23,837)	Barclays Bank PLC
1,650	09/01/26	2.848%	3 month LIBOR(2)	(114,614)	—	(114,614)	Citibank N.A.
990	08/24/41	3.074%	3 month LIBOR(2)	(107,946)	—	(107,946)	Citibank N.A.
990	08/24/41	3.065%	3 month LIBOR(2)	(106,088)	—	(106,088)	Citibank N.A.
1,020	09/06/41	3.110%	3 month LIBOR(2)	(118,360)	—	(118,360)	UBS AG
1,020	09/06/41	3.028%	3 month LIBOR(2)	(100,318)	—	(100,318)	UBS AG
985	09/08/41	2.954%	3 month LIBOR(1)	81,172	—	81,172	Barclays Bank PLC
605	09/09/41	3.019%	3 month LIBOR(1)	58,332	—	58,332	Barclays Bank PLC
1,270	10/11/41	2.719%	3 month LIBOR(2)	(37,066)	—	(37,066)	JPMorgan Chase Bank
1,310	10/17/41	2.905%	3 month LIBOR(1)	89,745	—	89,745	Barclays Bank PLC
1,350	12/12/41	2.685%	3 month LIBOR(1)	22,395	—	22,395	Citibank N.A.
1,235	12/20/41	2.614%	3 month LIBOR(2)	(2,659)	—	(2,659)	Citibank N.A.
750	12/20/41	2.615%	3 month LIBOR(1)	1,814	—	1,814	Barclays Bank PLC

				$19,935,250	$—	$19,935,250

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$22,092,457	$—
Commercial Mortgage-Backed Securities	—	25,528,492	—
Corporate Bonds	—	46,840,754	—
Non-Corporate Foreign Agencies	—	5,045,409	—
U.S. Government Agency Obligations	—	97,584,827	—
U.S. Government Mortgage-Backed Securities	—	43,292,241	—
U.S. Treasury Obligations	—	11,399,150	—
Affiliated Money Market Mutual Fund	292,883,842	—	—
Other Financial Instruments*
Futures Contracts	(1,710)	—	—
Interest Rate Swaps	—	2,425,515	17,509,735

Total	$292,882,132	$254,208,845	$17,509,735

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Interest Rate Swaps
Balance as of 12/31/10	$178,635
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)***	17,331,100
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/11	$17,509,735

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain incurred during the period for other financial instruments was $1,971,000.

***	Of which, $16,531,882 was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (including 10.9% of collateral received for securities on loan)	57.6%
U.S. Government Agency Obligations	19.2
U.S. Government Mortgage-Backed Securities	8.5
Banking	5.6
Commercial Mortgage-Backed Securities	5.0
Asset-Backed Securities	4.4
U.S. Treasury Obligations	2.3
Non-Corporate Foreign Agencies	1.0
Telecommunications	0.5
Insurance	0.4
Capital Goods	0.3
Foods	0.3
Healthcare & Pharmaceutical	0.3

Media & Entertainment	0.3%
Retailers	0.3
Energy — Integrated	0.2
Non-Captive Finance	0.2
Pipelines & Other	0.2
Chemicals	0.1
Energy — Other	0.1
Healthcare Insurance	0.1
Metals	0.1
Railroads	0.1
Tobacco	0.1

107.2
Liabilities in excess of other assets	(7.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$53,409	*	Due to broker-variation margin	$55,119	*
Interest rate contracts	Unrealized appreciation on swap agreements	31,439,730		Unrealized depreciation on swap agreements	11,504,480

Total		$31,493,139			$11,559,599

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(4,728,110)	$263,124	$(4,464,986)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$114,975	$17,595,326	$17,710,301

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$12,071,706	$63,332,044	$591,687,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $54,202,058:
Affiliated investments (cost $292,883,842)	$292,883,842
Unaffiliated investments (cost $247,684,323)	251,783,330
Cash	6,277
Unrealized appreciation on swap agreements	31,439,730
Dividends and interest receivable	1,083,363
Tax reclaim receivable	6,687
Prepaid expenses	1,074

Total Assets	577,204,303

LIABILITIES:
Payable to broker for collateral for securities on loan	55,277,142
Unrealized depreciation on swap agreements	11,504,480
Payable for investments purchased	1,105,080
Payable for fund share repurchased	681,521
Advisory fees payable	276,381
Accrued expenses and other liabilities	50,030
Shareholder servicing fees payable	39,846
Due to broker-variation margin	35,891
Affiliated transfer agent fee payable	508

Total Liabilities	68,970,879

NET ASSETS	$508,233,424

Net assets were comprised of:
Paid-in capital	$482,646,188
Retained earnings	25,587,236

Net assets, December 31, 2011	$508,233,424

Net asset value and redemption price per share, $508,233,424 / 43,763,678 outstanding shares of beneficial interest	$11.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$4,051,807
Affiliated dividend income	189,073
Affiliated income from securities lending, net	37,709

4,278,589

EXPENSES
Advisory fees	1,758,245
Shareholder servicing fees and expenses	264,768
Custodian and accounting fees	69,000
Audit fee	36,000
Shareholders’ reports	17,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	2,000
Loan interest expense (Note 7)	196
Miscellaneous	7,140

Total expenses	2,188,349

NET INVESTMENT INCOME	2,090,240

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,942,622
Futures transactions	(4,728,110)
Swap agreement transactions	263,124

(522,364)

Net change in unrealized appreciation (depreciation) on:
Investments	4,672,179
Futures	114,975
Swap agreements	17,595,326

22,382,480

NET GAIN ON INVESTMENTS	21,860,116

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,950,356

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	January 4, 2010* through December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,090,240	$860,025
Net realized gain (loss) on investment transactions	(522,364)	6,140,505
Net change in unrealized appreciation (depreciation) on investments	22,382,480	1,650,067

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,950,356	8,650,597

DISTRIBUTIONS	(7,013,717)	—

FUND SHARE TRANSACTIONS:
Fund share sold [58,944,419 and 33,603,237 shares, respectively]	667,276,568	363,736,783
Fund share issued in reinvestment of distributions [645,236 and 0 shares, respectively]	7,013,717	—
Fund share repurchased [31,995,391 and 17,433,823 shares, respectively]	(360,141,121)	(195,239,759)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	314,149,164	168,497,024

TOTAL INCREASE IN NET ASSETS	331,085,803	177,147,621
NET ASSETS:
Beginning of period	177,147,621	—

End of period	$508,233,424	$177,147,621

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 50.3% ASSET-BACKED SECURITIES — 4.6%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%		10/15/13	$277	$276,544
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%		03/17/14	500	499,347
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.528%	(c)	11/15/15	800	801,562
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.448%	(c)	04/15/17	2,600	2,601,399
BMW Vehicle Lease Trust, Series 2011-1, Class A2	Aaa	0.640%		04/22/13	900	899,495
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	3,200	3,195,995
Chase Issuance Trust, Series 2005-A11, Class A . Aaa	0.348%(c)	12/15/14		1,000	999,750
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.606%	(c)	12/15/18	1,000	985,720
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6	Baa2	6.300%		06/20/14	4,400	4,505,668
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.578%	(c)	02/15/15	1,100	1,108,375
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	1,000	999,045
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14	2,100	2,098,349
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%		10/15/13	257	258,221
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.478%	(c)	10/15/14	1,800	1,799,985
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	3,400	3,398,493
Huntington Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	3.940%		06/15/13	24	24,205
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.278%	(c)	03/15/15	2,000	2,016,806
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.338%	(c)	11/16/15	1,000	999,261
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.458%	(c)	01/15/14	700	700,215
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%		12/16/13	900	901,875
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%		04/15/14	2,000	1,996,339
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%		10/15/13	599	599,374

TOTAL ASSET-BACKED SECURITIES (cost $31,334,234)						31,666,023

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.7%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A3	Aaa	4.668%		07/10/43	750	812,158
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%		10/10/45	316	315,442
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.713%	(c)	09/11/38	776	797,279
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%		01/12/45	160	160,473
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2	AAA(d)	5.588%		09/11/42	800	812,164

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	$1,410	$1,439,496
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.344%	(c)	01/15/46	3,340	3,611,215
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A2	AAA(d)	5.690%		06/10/46	94	94,185
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	AAA(d)	5.100%	(c)	08/15/38	1,000	1,094,713
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%		02/15/40	142	141,681
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	961	996,522
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	456	456,656
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	2,408	2,421,255
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	1,600	1,739,576
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	6,200	6,806,999
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%	(c)	08/10/45	859	873,129
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%	(c)	12/12/44	331	333,095
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2	Aaa	5.861%	(c)	04/15/45	45	44,816
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2 .	Aaa	5.802%	(c)	06/15/49	498	503,304
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2 .	Aaa	5.827%		02/15/51	308	313,539
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	1,200	1,284,971
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4	AAA(d)	4.954%		09/15/30	400	436,657
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%		03/15/32	7	6,799
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%		09/15/39	61	60,727
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	Aaa	5.047%	(c)	07/12/38	1,400	1,533,767
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	2,700	3,005,851
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.430%	(c)	02/12/39	300	330,047
Morgan Stanley Capital I, Series 2006-HQ9, Class A4	AAA(d)	5.731%	(c)	07/12/44	1,500	1,659,864
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43	1,000	1,117,751
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%		02/12/44	348	348,033
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	(c)	01/15/45	700	762,585
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2	Aaa	5.684%	(c)	05/15/43	89	89,051
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%		11/15/48	34	34,505

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	5.854%	(c)	02/15/51	$727	$733,454
Wachovia Bank Commercial Mortgage Trust, Series C26, Class A3	Aaa	6.011%	(c)	06/15/45	3,000	3,378,276

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $36,931,258)						38,550,035

CORPORATE BONDS — 9.1%
Banking — 5.8%
American Express Co., Sr. Unsec’d. Notes.	A3	8.125%		05/20/19	300	387,861
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	4.500%		04/01/15	325	313,620
Bank of America Corp., Sr. Unsec’d. Notes(h)	Baa1	6.000%		09/01/17	900	878,965
Bank of Montreal (Canada), Covered Notes, 144A	Aaa	1.300%		10/31/14	6,250	6,239,275
Bank of Nova Scotia (Canada), Covered Notes, 144A	Aaa	1.250%		11/07/14	8,200	8,165,355
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes.	Aa3	6.750%		05/22/19	255	282,699
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	0.900%		09/19/14	5,200	5,147,246
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	2.000%		02/04/13	7,800	7,886,853
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%		07/15/21	300	308,734
Citigroup, Inc., Sr. Unsec’d. Notes	A3	4.500%		01/14/22	280	269,366
Citigroup, Inc., Unsec’d. Notes	A3	8.500%		05/22/19	825	971,097
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%		07/27/21	300	292,662
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%		03/15/20	625	616,890
JPMorgan Chase & Co., Sr. Unsec’d. Notes.	Aa3	4.350%		08/15/21	300	302,972
JPMorgan Chase & Co., Sr. Unsec’d. Notes.	Aa3	6.300%		04/23/19	850	962,741
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000%		04/28/15	375	375,652
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	A2	5.500%		01/26/20	650	591,679
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	4.200%		05/13/14	425	445,301
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A2	6.125%		01/11/21	70	69,057
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A.	Aaa	0.875%		09/12/14	4,200	4,158,168
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%		02/01/18	800	908,818

						39,575,011

Capital Goods — 0.3%
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%		09/15/21	50	52,274
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%		10/15/21	185	188,544
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%		07/12/21	300	326,550
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%		12/15/17	355	419,939
Waste Management, Inc., Gtd. Notes	Baa3	2.600%		09/01/16	170	172,554
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%		09/20/16	920	948,668

						2,108,529

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Chemicals — 0.1%
EI du Pont de Nemours & Co, Sr. Unsec’d. Notes	A2	4.250%	04/01/21	$650	$734,561

Consumer
VF Corp., Sr. Unsec’d. Notes	A3	3.500%	09/01/21	170	176,596

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	125	146,356
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	385	410,124

					556,480

Energy — Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	105	109,979
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	195	204,364
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	50	55,069

					369,412

Energy — Other — 0.1%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	1.750%	02/15/17	770	779,894
Occidental Petroleum Corp., Series 1, Sr Unsec’d. Notes	A2	4.100%	02/01/21	65	72,819
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	31,175

					883,888

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	7.750%	01/15/19	800	1,036,127
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	125	145,833
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	A+(d)	4.250%	03/01/15	450	488,200
JM Smucker Co. (The), Gtd. Notes	A3	3.500%	10/15/21	330	337,606
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	400	461,540
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	275	305,618

					2,774,924

Healthcare & Pharmaceutical — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	2.300%	06/15/16	655	659,476
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	250	293,813
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	275	334,239
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	355	370,763

					1,658,291

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	150	156,563
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	290	353,849
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	385	432,822

					943,234

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d Notes, MTN	Baa1	5.850%	01/16/18	550	537,908

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	$850	$919,524
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	790	990,617

					2,448,049

Media & Entertainment — 0.2%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	300	316,678
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	360	379,925
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	525	568,905
Viacom, Inc., Class A2, Sr. Unsec’d. Notes	Baa1	4.500%	03/01/21	155	163,651

					1,429,159

Metals
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18	125	123,445

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.625%	01/07/21	65	67,434
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.650%	10/17/21	225	234,825
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	Aa2	6.000%	08/07/19	550	631,745
General Electric Capital Corp., Sub. Notes	Aa3	5.300%	02/11/21	575	614,647

					1,548,651

Pipelines & Other — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	170	224,632
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	4.150%	03/01/22	650	661,138
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.125%	11/15/20	450	461,823

					1,347,593

Railroads — 0.1%
Norfolk Southern Corp., Sr. Usec’d. Notes	Baa1	5.900%	06/15/19	450	546,787

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	815	993,410
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	415	464,963
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	400	462,198

					1,920,571

Technology
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	240	274,916

Telecommunications — 0.3%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	820	817,715
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	1,070	1,131,794
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	300	338,660

					2,288,169

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	495	665,979

TOTAL CORPORATE BONDS (cost $61,643,287)					62,374,245

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

MUNICIPAL BOND	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

State of California, Taxable GO, Ser. Var. Purp. 3 (cost $251,545)	A1	5.450%		04/01/15	$250	$273,302

NON-CORPORATE FOREIGN AGENCIES — 1.1%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%		08/25/21	7,050	7,041,039
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%		04/15/19	160	185,159

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $7,191,012)						7,226,198

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.4%
Federal Home Loan Banks		1.375%		05/28/14	19,200	19,578,374
Federal Home Loan Mortgage Corp		0.375%		11/27/13	19,320	19,288,798
Federal Home Loan Mortgage Corp		0.625%		12/29/14	35,620	35,593,926
Federal National Mortgage Association		1.375%		11/15/16	6,010	6,063,080
Federal National Mortgage Association		2.375%		04/11/16	7,485	7,908,299
Federal National Mortgage Association		5.375%		06/12/17	2,275	2,748,714
Israel Government AID Bond (Israel), Series 4-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	7,567	7,235,732
Israel Government AID Bond (Israel), Series 6-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	7,023	6,715,547
PNC Funding Corp., FDIC Gtd. Notes		0.572%	(c)	04/01/12	10,800	10,809,234
Tennessee Valley Authority, Notes, MTN		4.500%		04/01/18	8,000	9,378,944

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $124,343,220)						125,320,648

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.4%
Government National Mortgage Association (cost $55,425,322)		4.000%		02/15/39-09/15/41	53,180	56,999,831

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Notes		0.250%		12/15/14	20	19,934
U.S. Treasury Notes		0.875%		12/31/16	1,195	1,197,147
U.S. Treasury Notes(h)(k)		1.500%		07/31/16	3,255	3,365,110
U.S. Treasury Notes		2.000%		11/15/21	3,945	3,989,997
U.S. Treasury Notes		3.125%		04/30/13	3,650	3,790,726
U.S. Treasury Notes		3.500%		05/31/13	2,310	2,416,477
U.S. Treasury Strips Coupon		0.550%	(n)	05/15/15	6,120	6,008,084

TOTAL U.S. TREASURY OBLIGATIONS (cost $20,535,736)						20,787,475

TOTAL LONG-TERM INVESTMENTS (cost $337,655,614)						343,197,757

					Shares
SHORT-TERM INVESTMENT — 44.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $302,617,048)(Note 4)(w)					302,617,048	302,617,048

TOTAL INVESTMENTS — 94.6% (cost $640,272,662)						645,814,805
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 5.4%						37,122,851

NET ASSETS — 100.0%						$682,937,656

The following abbreviations are used in the Portfolio descriptions:

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FDIC	Federal Deposit Insurance Corp.
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2011.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
6	10 Year U.S. Treasury Notes	Mar. 2012	$780,004	$786,750	$6,746
10	U.S. Ultra Bond	Mar. 2012	1,567,517	1,601,875	34,358

					41,104

Short Positions:
127	2 Year U.S. Treasury Notes.	Mar. 2012	27,988,962	28,009,453	(20,491)
165	5 Year U.S. Treasury Notes.	Mar. 2012	20,310,074	20,337,539	(27,465)
1	U.S. Long Bond	Mar. 2012	145,497	144,812	685

					(47,271)

					$(6,167)

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$6,490	09/01/13	0.502%	3 month LIBOR(2)	$14,942	$—	$14,942	Barclays Bank PLC
20,000	10/30/13	0.563%	3 month LIBOR(2)	43,385	—	43,385	Morgan Stanley Capital Services
20,990	05/28/14	0.580%	3 month LIBOR(2)	83,491	—	83,491	Barclays Bank PLC
26,200	08/17/14	0.605%	3 month LIBOR(2)	70,369	—	70,369	Barclays Bank PLC
20,855	08/27/14	0.630%	3 month LIBOR(2)	47,265	—	47,265	Barclays Bank PLC
20,855	08/28/14	0.630%	3 month LIBOR(2)	47,095	—	47,095	Barclays Bank PLC
4,200	09/12/14	0.656%	3 month LIBOR(2)	6,817	—	6,817	Barclays Bank PLC
5,200	09/19/14	0.669%	3 month LIBOR(2)	6,879	—	6,879	JPMorgan Chase Bank
4,950	09/27/14	0.650%	3 month LIBOR(2)	9,861	—	9,861	Citibank N.A.
2,285	10/26/14	0.835%	3 month LIBOR(2)	(4,271)	—	(4,271)	Barclays Bank PLC
6,235	10/28/14	0.816%	3 month LIBOR(2)	(7,735)	—	(7,735)	Barclays Bank PLC
2,265	10/28/14	0.809%	3 month LIBOR(2)	(2,346)	—	(2,346)	Barclays Bank PLC
8,200	11/01/14	0.784%	3 month LIBOR(2)	(1,390)	—	(1,390)	Morgan Stanley Capital Services
2,640	09/28/15	0.918%	3 month LIBOR(2)	(2,563)	—	(2,563)	Barclays Bank PLC
8,625	05/31/16	1.180%	3 month LIBOR(1)	19,063	—	19,063	Barclays Bank PLC
8,625	05/31/16	1.175%	3 month LIBOR(1)	17,521	—	17,521	Barclays Bank PLC
2,100	05/31/16	1.220%	3 month LIBOR(1)	8,108	—	8,108	Barclays Bank PLC
2,250	08/04/16	1.528%	3 month LIBOR(2)	(52,187)	—	(52,187)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$65,000	08/17/16	1.252%	3 month LIBOR(2)	$(587,171)	$—	$(587,171)	Barclays Bank PLC
3,520	08/22/16	1.168%	3 month LIBOR(2)	(16,152)	—	(16,152)	Morgan Stanley Capital Services
6,100	08/26/16	1.299%	3 month LIBOR(1)	65,936	—	65,936	Morgan Stanley Capital Services
6,080	08/31/16	1.303%	3 month LIBOR(2)	(65,767)	—	(65,767)	Barclays Bank PLC
4,850	09/01/16	1.261%	3 month LIBOR(2)	(42,966)	—	(42,966)	Citibank N.A.
9,150	09/06/16	1.170%	3 month LIBOR(1)	38,063	—	38,063	UBS AG
7,045	09/28/16	1.238%	3 month LIBOR(2)	(45,750)	—	(45,750)	Barclays Bank PLC
12,765	10/21/16	1.396%	3 month LIBOR(2)	(153,959)	—	(153,959)	Barclays Bank PLC
12,350	11/08/16	1.230%	3 month LIBOR(2)	(36,218)	—	(36,218)	Citibank N.A.
28,250	11/23/16	1.346%	3 month LIBOR(2)	(219,425)	—	(219,425)	Barclays Bank PLC
5,820	12/06/16	1.388%	3 month LIBOR(2)	(53,258)	—	(53,258)	Barclays Bank PLC
10,820	12/08/16	1.345%	3 month LIBOR(2)	(75,512)	—	(75,512)	Barclays Bank PLC
17,200	12/12/16	1.274%	3 month LIBOR(2)	(57,661)	—	(57,661)	Barclays Bank PLC
4,400	12/29/16	1.351%	3 month LIBOR(1)	28,490	—	28,490	Barclays Bank PLC
2,970	12/30/16	1.328%	3 month LIBOR(1)	15,649	—	15,649	Citibank N.A.
7,450	01/03/17	1.311%	3 month LIBOR(2)	(31,439)	—	(31,439)	Citibank N.A.
6,470	02/15/17	3.366%	3 month LIBOR(1)	760,741	—	760,741	Citibank N.A.
1,170	02/15/17	3.363%	3 month LIBOR(1)	136,619	—	136,619	Citibank N.A.
5,290	05/15/18	2.318%	3 month LIBOR(1)	273,924	—	273,924	JPMorgan Chase Bank
2,990	07/28/18	2.455%	3 month LIBOR(1)	200,041	—	200,041	Bank of America N.A.
4,600	08/01/18	2.440%	3 month LIBOR(1)	301,439	—	301,439	Citibank N.A.
1,960	08/02/18	2.400%	3 month LIBOR(1)	123,023	—	123,023	Barclays Bank PLC
5,640	08/04/18	2.179%	3 month LIBOR(1)	268,838	—	268,838	Barclays Bank PLC
108,200	08/09/18	2.008%	3 month LIBOR(1)	3,846,176	—	3,846,176	Barclays Bank PLC
5,430	08/09/18	2.136%	3 month LIBOR(1)	240,127	—	240,127	Bank of America N.A.
4,950	08/09/18	2.058%	3 month LIBOR(2)	(192,634)	—	(192,634)	Barclays Bank PLC
25,100	08/10/18	2.059%	3 month LIBOR(1)	977,125	—	977,125	Citibank N.A.
36,260	08/11/18	2.047%	3 month LIBOR(1)	1,378,694	—	1,378,694	Morgan Stanley Capital Services
3,500	08/12/18	1.764%	3 month LIBOR(1)	66,067	—	66,067	UBS AG
49,750	08/17/18	1.838%	3 month LIBOR(1)	1,170,570	—	1,170,570	Barclays Bank PLC
5,900	08/17/18	1.845%	3 month LIBOR(2)	(141,802)	—	(141,802)	Morgan Stanley Capital Services
3,350	08/18/18	1.818%	3 month LIBOR(2)	(73,912)	—	(73,912)	Citibank N.A.
5,600	08/24/18	1.742%	3 month LIBOR(1)	94,105	—	94,105	Bank of America N.A.
6,250	08/25/18	1.773%	3 month LIBOR(1)	115,630	—	115,630	Morgan Stanley Capital Services
4,420	08/30/18	1.850%	3 month LIBOR(1)	103,781	—	103,781	Morgan Stanley Capital Services
2,760	08/31/18	1.798%	3 month LIBOR(2)	(55,327)	—	(55,327)	Barclays Bank PLC
7,855	09/02/18	1.825%	3 month LIBOR(2)	(169,275)	—	(169,275)	Barclays Bank PLC
3,530	09/06/18	1.820%	3 month LIBOR(2)	(74,185)	—	(74,185)	Barclays Bank PLC
1,760	09/08/18	1.688%	3 month LIBOR(2)	(20,951)	—	(20,951)	Barclays Bank PLC
5,250	09/13/18	1.695%	3 month LIBOR(2)	(64,599)	—	(64,599)	Barclays Bank PLC
6,170	09/15/18	1.671%	3 month LIBOR(1)	64,338	—	64,338	Barclays Bank PLC
33,580	09/27/18	1.525%	3 month LIBOR(1)	(1,589)	—	(1,589)	Morgan Stanley Capital Services
11,590	09/28/18	1.598%	3 month LIBOR(1)	55,417	—	55,417	Barclays Bank PLC
1,950	09/29/18	1.710%	3 month LIBOR(1)	24,093	—	24,093	Barclays Bank PLC
45,830	10/03/18	1.745%	3 month LIBOR(1)	617,428	—	617,428	UBS AG
15,225	10/05/18	1.665%	3 month LIBOR(1)	121,329	—	121,329	Morgan Stanley Capital Services
20,705	10/06/18	1.599%	3 month LIBOR(1)	69,856	—	69,856	JPMorgan Chase Bank
5,370	10/11/18	1.770%	3 month LIBOR(1)	78,275	—	78,275	JPMorgan Chase Bank
9,260	10/27/18	1.960%	3 month LIBOR(2)	(241,779)	—	(241,779)	Barclays Bank PLC
10,275	11/01/18	1.984%	3 month LIBOR(2)	(280,893)	—	(280,893)	Barclays Bank PLC
30,925	11/02/18	1.880%	3 month LIBOR(2)	(628,147)	—	(628,147)	Barclays Bank PLC
19,335	11/22/18	1.766%	3 month LIBOR(1)	217,802	—	217,802	Morgan Stanley Capital Services
41,000	11/23/18	1.760%	3 month LIBOR(1)	441,308	—	441,308	Barclays Bank PLC
13,200	11/23/18	1.741%	3 month LIBOR(1)	125,254	—	125,254	Deutsche Bank AG
37,730	11/25/18	1.746%	3 month LIBOR(1)	365,132	—	365,132	Morgan Stanley Capital Services
27,765	11/29/18	1.758%	3 month LIBOR(1)	282,747	—	282,747	Citibank N.A.
19,970	11/30/18	1.830%	3 month LIBOR(1)	298,997	—	298,997	Barclays Bank PLC
25,755	12/05/18	1.812%	3 month LIBOR(2)	(347,949)	—	(347,949)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,270	12/19/18	1.668%	3 month LIBOR(1)	$6,785	$—	$6,785	Barclays Bank PLC
8,710	12/22/18	1.692%	3 month LIBOR(1)	38,550	—	38,550	Barclays Bank PLC
132,800	12/31/18	2.807%	3 month LIBOR(1)	16,265,381	—	16,265,381	Merrill Lynch Capital Services, Inc.
49,000	12/31/18	2.808%	3 month LIBOR(1)	4,784,023	—	4,784,023	JPMorgan Chase Bank
45,000	12/31/18	3.376%	3 month LIBOR(1)	6,950,550	—	6,950,550	Citibank N.A.
31,200	12/31/18	2.259%	3 month LIBOR(1)	1,578,890	—	1,578,890	Citibank N.A.
14,500	12/31/18	1.797%	3 month LIBOR(2)	(170,677)	—	(170,677)	Morgan Stanley Capital Services
12,780	12/31/18	3.275%	3 month LIBOR(1)	1,814,123	—	1,814,123	JPMorgan Chase Bank
11,890	12/31/18	2.463%	3 month LIBOR(2)	(1,059,145)	—	(1,059,145)	Citibank N.A.
10,000	12/31/18	3.079%	3 month LIBOR(1)	1,272,905	—	1,272,905	Morgan Stanley Capital Services
1,660	11/15/19	4.546%	3 month LIBOR(2)	(672,860)	—	(672,860)	Deutsche Bank AG
2,500	03/15/20	3.769%	3 month LIBOR(1)	404,776	—	404,776	Citibank N.A.
1,548	05/15/21	4.419%	3 month LIBOR(2)	(640,407)	—	(640,407)	Deutsche Bank AG
1,543	05/15/21	4.446%	3 month LIBOR(2)	(645,583)	—	(645,583)	Deutsche Bank AG
2,700	06/08/21	4.640%	3 month LIBOR(1)	216,816	—	216,816	Morgan Stanley Capital Services
3,585	07/20/21	3.035%	3 month LIBOR(1)	379,936	—	379,936	Citibank N.A.
1,370	08/09/21	2.625%	3 month LIBOR(2)	(90,656)	—	(90,656)	Citibank N.A.
3,250	08/15/21	2.380%	3 month LIBOR(2)	(139,432)	—	(139,432)	Barclays Bank PLC
1,920	08/19/21	2.350%	3 month LIBOR(2)	(76,449)	—	(76,449)	Barclays Bank PLC
1,910	08/22/21	2.204%	3 month LIBOR(1)	49,587	—	49,587	UBS AG
3,140	08/24/21	2.255%	3 month LIBOR(1)	96,019	—	96,019	Citibank N.A.
3,140	08/24/21	2.250%	3 month LIBOR(1)	94,559	—	94,559	Citibank N.A.
7,050	08/25/21	2.222%	3 month LIBOR(2)	(193,380)	—	(193,380)	Bank of America N.A.
8,400	09/06/21	2.226%	3 month LIBOR(1)	227,245	—	227,245	UBS AG
3,305	09/06/21	2.431%	3 month LIBOR(1)	152,372	—	152,372	Morgan Stanley Capital Services
2,750	09/06/21	2.223%	3 month LIBOR(1)	73,437	—	73,437	UBS AG
1,915	09/06/21	2.248%	3 month LIBOR(1)	55,588	—	55,588	Barclays Bank PLC
3,050	09/09/21	2.205%	3 month LIBOR(2)	(75,886)	—	(75,886)	Barclays Bank PLC
1,940	09/13/21	2.171%	3 month LIBOR(2)	(41,716)	—	(41,716)	Bank of America N.A.
8,030	09/14/21	2.160%	3 month LIBOR(1)	163,790	—	163,790	Barclays Bank PLC
1,310	09/16/21	2.213%	3 month LIBOR(1)	32,926	—	32,926	Barclays Bank PLC
545	09/19/21	2.259%	3 month LIBOR(2)	(15,939)	—	(15,939)	Barclays Bank PLC
3,185	09/21/21	2.170%	3 month LIBOR(2)	(66,488)	—	(66,488)	Barclays Bank PLC
2,580	09/22/21	2.158%	3 month LIBOR(1)	50,713	—	50,713	Barclays Bank PLC
1,940	09/23/21	2.099%	3 month LIBOR(2)	(27,415)	—	(27,415)	Citibank N.A.
2,640	09/27/21	1.933%	3 month LIBOR(1)	(4,066)	—	(4,066)	Citibank N.A.
3,365	10/03/21	2.188%	3 month LIBOR(1)	69,955	—	69,955	Barclays Bank PLC
2,215	10/03/21	2.160%	3 month LIBOR(1)	40,395	—	40,395	Morgan Stanley Capital Services
1,490	10/04/21	2.108%	3 month LIBOR(1)	19,866	—	19,866	Citibank N.A.
3,780	10/06/21	2.038%	3 month LIBOR(2)	(25,193)	—	(25,193)	Citibank N.A.
1,575	10/06/21	2.060%	3 month LIBOR(2)	(13,785)	—	(13,785)	UBS AG
1,430	10/06/21	1.965%	3 month LIBOR(1)	(87)	—	(87)	JPMorgan Chase Bank
3,900	10/11/21	2.285%	3 month LIBOR(2)	(113,997)	—	(113,997)	Barclays Bank PLC
3,900	10/11/21	2.265%	3 month LIBOR(2)	(106,762)	—	(106,762)	Citibank N.A.
1,690	10/11/21	2.118%	3 month LIBOR(1)	23,190	—	23,190	Citibank N.A.
6,395	10/14/21	2.405%	3 month LIBOR(1)	256,398	—	256,398	UBS AG
2,200	10/19/21	2.358%	3 month LIBOR(2)	(77,697)	—	(77,697)	Barclays Bank PLC
540	11/01/21	2.482%	3 month LIBOR(2)	(24,741)	—	(24,741)	Barclays Bank PLC
695	11/22/21	2.175%	3 month LIBOR(1)	10,952	—	10,952	Morgan Stanley Capital Services
15,000	11/23/21	2.150%	3 month LIBOR(2)	(200,350)	—	(200,350)	Barclays Bank PLC
3,440	11/23/21	2.148%	3 month LIBOR(2)	(45,202)	—	(45,202)	Citibank N.A.
860	11/29/21	2.129%	3 month LIBOR(1)	9,438	—	9,438	JPMorgan Chase Bank
555	11/30/21	2.229%	3 month LIBOR(1)	11,180	—	11,180	JPMorgan Chase Bank
690	12/05/21	2.251%	3 month LIBOR(2)	(15,085)	—	(15,085)	Barclays Bank PLC
4,010	12/06/21	2.238%	3 month LIBOR(2)	(82,386)	—	(82,386)	Barclays Bank PLC
3,350	12/14/21	2.150%	3 month LIBOR(2)	(40,068)	—	(40,068)	Barclays Bank PLC
2,415	12/23/21	2.105%	3 month LIBOR(1)	17,461	—	17,461	Barclays Bank PLC
1,850	12/23/21	2.090%	3 month LIBOR(2)	(10,812)	—	(10,812)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$3,400	12/28/21	2.118%	3 month LIBOR(2)	$(27,520)	$—	$(27,520)	Barclays Bank PLC
4,500	08/22/26	2.720%	3 month LIBOR(2)	(241,666)	—	(241,666)	JPMorgan Chase Bank
1,410	08/24/41	3.074%	3 month LIBOR(2)	(153,742)	—	(153,742)	Citibank N.A.
1,410	08/24/41	3.065%	3 month LIBOR(2)	(151,095)	—	(151,095)	Citibank N.A.
1,450	09/06/41	3.110%	3 month LIBOR(2)	(168,257)	—	(168,257)	UBS AG
1,450	09/06/41	3.028%	3 month LIBOR(2)	(142,609)	—	(142,609)	UBS AG
1,425	09/08/41	2.954%	3 month LIBOR(1)	117,432	—	117,432	Barclays Bank PLC
915	09/09/41	3.019%	3 month LIBOR(1)	88,220	—	88,220	Barclays Bank PLC
1,670	10/11/41	2.719%	3 month LIBOR(2)	(48,741)	—	(48,741)	JPMorgan Chase Bank
1,700	10/17/41	2.905%	3 month LIBOR(1)	116,463	—	116,463	Barclays Bank PLC
1,750	12/12/41	2.685%	3 month LIBOR(1)	31,073	—	31,073	Citibank N.A.
1,665	12/20/41	2.614%	3 month LIBOR(2)	(3,585)	—	(3,585)	Citibank N.A.
1,350	12/20/41	2.615%	3 month LIBOR(1)	3,266	—	3,266	Barclays Bank PLC

				$39,503,779	$—	$39,503,779

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$31,666,023	$—
Commercial Mortgage-Backed Securities	—	38,550,035	—
Corporate Bonds	—	62,374,245	—
Municipal Bond	—	273,302	—
Non-Corporate Foreign Agencies	—	7,226,198	—
U.S. Government Agency Obligations	—	125,320,648	—
U.S. Government Mortgage-Backed Securities	—	56,999,831	—
U.S. Treasury Obligations	—	20,787,475	—
Affiliated Money Market Mutual Fund	302,617,048	—	—
Other Financial Instruments*
Futures Contracts	(6,167)	—	—
Interest Rate Swaps	—	39,503,779	—

Total	$302,610,881	$382,701,536	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:
Affiliated Money Market Mutual Fund	44.3%
U.S. Government Agency Obligations	18.4
U.S. Government Mortgage-Backed Securities	8.4
Banking	5.8
Commercial Mortgage-Backed Securities	5.7
Asset-Backed Securities	4.6
U.S. Treasury Obligations	3.0
Non-Corporate Foreign Agencies	1.1
Foods	0.4
Insurance	0.4
Capital Goods	0.3
Healthcare & Pharmaceutical	0.3
Retailers	0.3

Telecommunications	0.3%
Media & Entertainment	0.2
Non-Captive Finance	0.2
Pipelines & Other	0.2
Chemicals	0.1
Electric	0.1
Energy — Integrated	0.1
Energy — Other	0.1
Healthcare Insurance	0.1
Railroads	0.1
Tobacco	0.1

94.6
Other assets in excess of liabilities	5.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$48,866,070		Unrealized depreciation on swap agreements	$9,362,291
Interest rate contracts	Due to broker-variation margin	41,789	*	Due to broker-variation margin	47,956	*

Total		$48,907,859			$9,410,247

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(4,222,383)	$1,161,384	$(3,060,999)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(322,176)	$41,711,816	$41,389,640

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$1,203,811	$40,331,533	$707,686,152

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $337,655,614)	$343,197,757
Affiliated investments (cost $302,617,048)	302,617,048
Cash	5,394
Unrealized appreciation on swap agreements	48,866,070
Dividends and interest receivable	1,258,733
Receivable for investments sold	14,309
Tax reclaim receivable	9,611
Receivable for fund share sold	3,392
Prepaid expenses	1,830

Total Assets	695,974,144

LIABILITIES:
Unrealized depreciation on swap agreements	9,362,291
Payable for fund share repurchased.	1,969,708
Payable for investments purchased	1,195,086
Advisory fees payable	370,751
Accrued expenses and other liabilities	57,264
Shareholder servicing fees payable	50,099
Due to broker-variation margin	30,781
Affiliated transfer agent fee payable	508

Total Liabilities	13,036,488

NET ASSETS	$682,937,656

Net assets were comprised of:
Paid-in capital	$632,027,245
Retained earnings	50,910,411

Net assets, December 31, 2011	$682,937,656

Net asset value and redemption price per share, $682,937,656 / 57,609,591 outstanding shares of beneficial interest	$11.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$5,354,559
Affiliated dividend income	323,073

5,677,632

EXPENSES
Advisory fees	2,379,445
Shareholder servicing fees and expenses	371,347
Custodian and accounting fees	71,000
Audit fee	36,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Miscellaneous	8,162

Total expenses	2,906,954
Less: shareholder servicing fee waiver.	(29,891)

Net expenses	2,877,063

NET INVESTMENT INCOME	2,800,569

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	6,136,022
Futures transactions	(4,222,383)
Swap agreement transactions	1,161,384

3,075,023

Net change in unrealized appreciation (depreciation) on:
Investments	2,064,765
Futures	(322,176)
Swap agreements	41,711,816

43,454,405

NET GAIN ON INVESTMENTS	46,529,428

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,329,997

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,800,569	$1,270,554
Net realized gain on investment transactions	3,075,023	28,988,844
Net change in unrealized appreciation (depreciation) on investments.	43,454,405	(11,967,335)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	49,329,997	18,292,063

DISTRIBUTIONS	(30,362,815)	(5,958,560)

FUND SHARE TRANSACTIONS:
Fund share sold [71,018,874 and 4,429,115 shares, respectively]	818,536,353	51,796,191
Fund share issued in reinvestment of distributions [2,785,579 and 515,001 shares, respectively]	30,362,815	5,958,560
Fund share repurchased [24,650,193 and 9,991,124 shares, respectively]	(285,597,024)	(120,092,859)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	563,302,144	(62,338,108)

TOTAL INCREASE (DECREASE) IN NET ASSETS	582,269,326	(50,004,605)
NET ASSETS:
Beginning of year	100,668,330	150,672,935

End of year	$682,937,656	$100,668,330

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 83.9% ASSET-BACKED SECURITIES — 8.1%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.528%	(c)	11/15/15	$600	$601,172
Chase Issuance Trust, Series 2005-A11, Class A.	Aaa	0.348%	(c)	12/15/14	1,000	999,750
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.606%	(c)	12/15/18	1,000	985,720
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.578%	(c)	02/15/15	800	806,091
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%		10/15/13	184	184,444
Huntington Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	3.940%		06/15/13	17	17,289
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.338%	(c)	11/16/15	1,000	999,261

TOTAL ASSET-BACKED SECURITIES (cost $4,194,701)						4,593,727

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.0%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%		10/10/45	211	210,294
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.713%	(c)	09/11/38	485	498,299
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	300	313,378
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%		01/12/45	119	119,271
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2	AAA(d)	5.588%		09/11/42	500	507,602
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	80	81,674
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A2	AAA(d)	5.690%		06/10/46	59	58,866
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%		02/15/40	67	66,591
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	96	99,652
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	410	410,990
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	388	390,525
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	200	217,447
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	700	768,532
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%	(c)	08/10/45	382	388,058
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%	(c)	12/12/44	331	333,095
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2	Aaa	5.861%	(c)	04/15/45	33	33,612
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	448	452,974
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%		02/15/51	198	202,283
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	100	107,081

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%		03/15/32	$4	$4,155
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%		09/15/39	29	28,578
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	300	333,983
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.430%	(c)	02/12/39	150	165,023
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%		02/12/44	261	261,025
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	(c)	01/15/45	700	762,585
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2	Aaa	5.684%	(c)	05/15/43	53	53,430
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%		11/15/48	29	28,753
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	5.854%	(c)	02/15/51	454	458,409

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,702,563)						7,356,165

CORPORATE BONDS — 13.9%
Banking — 6.5%
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	4.500%		04/01/15	205	197,822
Bank of Montreal (Canada), Covered Notes, 144A	Aaa	1.300%		10/31/14	500	499,142
Bank of Nova Scotia (Canada), Covered Notes, 144A	Aaa	1.250%		11/07/14	800	796,620
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%		05/22/19	165	182,923
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	0.900%		09/19/14	600	593,913
Citigroup, Inc., Unsec’d. Notes	A3	8.500%		05/22/19	150	176,563
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%		03/15/20	35	34,546
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	Aa3	6.300%		04/23/19	175	198,211
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000%		04/28/15	245	245,426
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	4.200%		05/13/14	275	288,136
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A2	6.125%		01/11/21	60	59,192
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	Aaa	0.875%		09/12/14	400	396,016

						3,668,510

Capital Goods — 0.6%
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%		12/15/17	245	289,817
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875%		10/01/21	60	63,585

						353,402

Electric — 0.2%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%		01/15/19	100	117,084

Energy — Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%		10/01/20	45	49,562

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy — Other — 0.2%
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A2	4.100%	02/01/21	$60	$67,217
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	31,175

					98,392

Foods — 1.6%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	7.750%	01/15/19	175	226,653
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	90	104,999
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	A+(d)	4.250%	03/01/15	300	325,467
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	200	222,268

					879,387

Healthcare & Pharmaceutical — 0.7%
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	165	193,917
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	180	218,774

					412,691

Healthcare Insurance — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	190	231,832

Insurance — 0.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	60	58,681
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	190	238,250

					296,931

Media & Entertainment — 0.3%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	55	58,044
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	4.500%	03/01/21	95	100,302

					158,346

Metals
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18	25	24,689

Non-Captive Finance — 0.3%
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN(h)	Aa2	6.000%	08/07/19	150	172,294

Pipelines & Other — 0.3%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	125	165,171

Retailers — 1.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	235	286,443
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	305	341,720

					628,163

Technology — 0.4%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	180	206,187

Telecommunications — 0.2%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	110	116,353

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Tobacco — 0.5%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%		11/10/18	$200	$269,083

TOTAL CORPORATE BONDS (cost $7,318,289)						7,848,077

MUNICIPAL BOND — 0.3%
State of California GO, Taxable Var. Purp. 3 (cost $125,772)	A1	5.450%		04/01/15	125	136,651

NON-CORPORATE FOREIGN AGENCIES — 1.8%
Export Development Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.250%		10/26/16	110	111,247
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%		08/25/21	805	803,977
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%		04/15/19	100	115,725

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,012,342)						1,030,949

U.S. GOVERNMENT AGENCY OBLIGATIONS — 20.5%
Federal Home Loan Mortgage Corp.		0.625%		12/29/14	5	4,996
Federal National Mortgage Association		1.375%		11/15/16	250	252,208
Federal National Mortgage Association(h)		2.375%		04/11/16	855	903,353
Financing Corp. FICO Strips Coupon, Series D-P		2.140%	(s)	09/26/19	2,900	2,462,074
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes.		2.220%	(s)	03/15/20	1,000	843,795
Israel Government AID Bond (Israel), Series 4-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	407	389,182
Israel Government AID Bond (Israel), Series 6-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	378	361,452
PNC Funding Corp., FDIC Gtd. Notes		0.572%	(c)	04/01/12	6,400	6,405,472

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $11,034,996)						11,622,532

U.S. GOVERNMENT MORTGAGE-BACKED SECURITY — 10.8%
Government National Mortgage Association(h) (cost $5,856,133)		4.000%		01/20/41	5,709	6,117,125

U.S. TREASURY OBLIGATIONS — 15.5%
U.S. Treasury Notes(h)		0.125%		08/31/13	5,000	4,991,210
U.S. Treasury Notes		0.875%		12/31/16	905	906,626
U.S. Treasury Notes(h)		1.000%		10/31/16	990	999,591
U.S. Treasury Notes(h)		1.500%		07/31/16	385	398,024
U.S. Treasury Notes		2.000%		11/15/21	1,015	1,026,577
U.S. Treasury Notes		2.125%		08/15/21	135	138,459
U.S. Treasury Notes(k)		3.125%		05/15/21	290	323,804

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,707,471)						8,784,291

TOTAL LONG-TERM INVESTMENTS (cost $44,952,267)						47,489,517

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 18.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,225,781)(Note 4)(w)	10,225,781	$10,225,781

TOTAL INVESTMENTS — 101.9% (cost $55,178,048)		57,715,298
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.9)%		(1,083,699)

NET ASSETS — 100.0%		$56,631,599

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FDIC	Federal Deposit Insurance Corp.
FICO	Financing Corp.
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized (Depreciation)
Short Positions:
19	2 Year U.S. Treasury Notes	Mar. 2012	$4,186,985	$4,190,390	$(3,405)
39	5 Year U.S. Treasury Notes	Mar. 2012	4,792,954	4,807,055	(14,101)
12	10 Year U.S. Treasury Notes	Mar. 2012	1,561,289	1,573,500	(12,211)

					$(29,717)

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$3,640	10/27/13	3.535%	3 month LIBOR(2)	$(207,802)	$—	$(207,802)	JPMorgan Chase Bank
400	09/12/14	0.656%	3 month LIBOR(2)	649	—	649	Barclays Bank PLC
600	09/19/14	0.669%	3 month LIBOR(2)	794	—	794	JPMorgan Chase Bank
500	10/28/14	0.816%	3 month LIBOR(2)	(620)	—	(620)	Barclays Bank PLC
405	10/28/14	0.809%	3 month LIBOR(2)	(419)	—	(419)	Barclays Bank PLC
800	11/01/14	0.784%	3 month LIBOR(2)	(136)	—	(136)	Morgan Stanley Capital Services
725	05/31/16	1.180%	3 month LIBOR(1)	1,602	—	1,602	Barclays Bank PLC
725	05/31/16	1.175%	3 month LIBOR(1)	1,473	—	1,473	Barclays Bank PLC
125	05/31/16	1.220%	3 month LIBOR(1)	483	—	483	Barclays Bank PLC
460	08/04/16	1.528%	3 month LIBOR(2)	(10,669)	—	(10,669)	Citibank N.A.
400	08/22/16	1.168%	3 month LIBOR(2)	(1,835)	—	(1,835)	Morgan Stanley Capital Services
150	08/23/16	1.185%	3 month LIBOR(1)	807	—	807	Barclays Bank PLC
685	08/26/16	1.299%	3 month LIBOR(1)	7,404	—	7,404	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,500	09/12/16	1.168%	3 month LIBOR(2)	$(9,155)	$—	$(9,155)	Morgan Stanley Capital Services
805	09/28/16	1.238%	3 month LIBOR(2)	(5,228)	—	(5,228)	Barclays Bank PLC
555	09/28/16	1.183%	3 month LIBOR(2)	(2,088)	—	(2,088)	Barclays Bank PLC
850	10/11/16	1.430%	3 month LIBOR(2)	(12,143)	—	(12,143)	Citibank N.A.
370	12/29/16	1.351%	3 month LIBOR(1)	2,396	—	2,396	Barclays Bank PLC
250	12/30/16	1.328%	3 month LIBOR(1)	1,317	—	1,317	Citibank N.A.
2,750	01/03/17	1.273%	3 month LIBOR(1)	6,414	—	6,414	Citibank N.A.
630	01/03/17	1.311%	3 month LIBOR(2)	(2,659)	—	(2,659)	Citibank N.A.
1,120	05/15/18	2.318%	3 month LIBOR(1)	57,995	—	57,995	JPMorgan Chase Bank
580	07/27/18	2.473%	3 month LIBOR(2)	(39,370)	—	(39,370)	Bank of America N.A.
430	08/02/18	2.400%	3 month LIBOR(2)	(26,865)	—	(26,865)	Barclays Bank PLC
70	08/09/18	2.136%	3 month LIBOR(1)	3,095	—	3,095	Bank of America N.A.
1,500	08/22/18	1.665%	3 month LIBOR(2)	(17,309)	—	(17,309)	JPMorgan Chase Bank
500	08/30/18	1.850%	3 month LIBOR(1)	11,740	—	11,740	Morgan Stanley Capital Services
500	08/31/18	1.893%	3 month LIBOR(2)	(13,227)	—	(13,227)	Barclays Bank PLC
600	09/01/18	1.820%	3 month LIBOR(2)	(12,752)	—	(12,752)	Citibank N.A.
2,000	09/06/18	1.704%	3 month LIBOR(2)	(26,378)	—	(26,378)	UBS AG
590	09/06/18	1.820%	3 month LIBOR(2)	(12,399)	—	(12,399)	Barclays Bank PLC
490	09/08/18	1.688%	3 month LIBOR(2)	(5,833)	—	(5,833)	Barclays Bank PLC
190	09/27/18	1.525%	3 month LIBOR(1)	(9)	—	(9)	Morgan Stanley Capital Services
2,935	09/29/18	1.735%	3 month LIBOR(2)	(41,146)	—	(41,146)	Barclays Bank PLC
1,480	10/03/18	1.745%	3 month LIBOR(1)	19,939	—	19,939	UBS AG
490	10/11/18	1.770%	3 month LIBOR(1)	7,142	—	7,142	JPMorgan Chase Bank
655	10/21/18	1.908%	3 month LIBOR(2)	(15,087)	—	(15,087)	Barclays Bank PLC
740	10/27/18	1.960%	3 month LIBOR(2)	(19,321)	—	(19,321)	Barclays Bank PLC
605	11/01/18	1.984%	3 month LIBOR(2)	(16,539)	—	(16,539)	Barclays Bank PLC
320	11/02/18	1.880%	3 month LIBOR(2)	(6,500)	—	(6,500)	Barclays Bank PLC
350	11/04/18	1.766%	3 month LIBOR(2)	(4,380)	—	(4,380)	Barclays Bank PLC
460	11/08/18	1.738%	3 month LIBOR(2)	(4,755)	—	(4,755)	Citibank N.A.
190	11/22/18	1.766%	3 month LIBOR(1)	2,140	—	2,140	Morgan Stanley Capital Services
735	11/25/18	1.746%	3 month LIBOR(1)	7,113	—	7,113	Morgan Stanley Capital Services
295	11/30/18	1.830%	3 month LIBOR(1)	4,417	—	4,417	Barclays Bank PLC
560	12/05/18	1.812%	3 month LIBOR(2)	(7,566)	—	(7,566)	Barclays Bank PLC
570	12/12/18	1.750%	3 month LIBOR(2)	(5,083)	—	(5,083)	Barclays Bank PLC
600	12/14/18	1.709%	3 month LIBOR(2)	(3,623)	—	(3,623)	Barclays Bank PLC
957	11/15/19	4.546%	3 month LIBOR(2)	(387,750)	—	(387,750)	Deutsche Bank AG
79,000	12/31/19	1.891%	3 month LIBOR(1)	711,697	—	711,697	Bank of America N.A.
13,905	12/31/19	3.018%	3 month LIBOR(2)	(1,621,387)	—	(1,621,387)	UBS AG
10,965	12/31/19	3.538%	3 month LIBOR(1)	2,018,341	—	2,018,341	JPMorgan Chase Bank
10,600	12/31/19	4.137%	3 month LIBOR(1)	3,644,688	—	3,644,688	JPMorgan Chase Bank
6,055	12/31/19	2.619%	3 month LIBOR(2)	(601,725)	—	(601,725)	Citibank N.A.
5,220	12/31/19	4.256%	3 month LIBOR(1)	1,904,086	—	1,904,086	JPMorgan Chase Bank
3,700	12/31/19	4.886%	3 month LIBOR(1)	1,741,095	—	1,741,095	JPMorgan Chase Bank
3,200	12/31/19	3.193%	3 month LIBOR(2)	(649,545)	—	(649,545)	Morgan Stanley Capital Services
2,355	12/31/19	3.727%	3 month LIBOR(2)	(465,726)	—	(465,726)	Morgan Stanley Capital Services
1,950	12/31/19	3.193%	3 month LIBOR(2)	(399,702)	—	(399,702)	Morgan Stanley Capital Services
1,500	12/31/19	3.110%	3 month LIBOR(2)	(288,377)	—	(288,377)	Morgan Stanley Capital Services
1,500	12/31/19	3.102%	3 month LIBOR(2)	(287,189)	—	(287,189)	Morgan Stanley Capital Services
1,400	12/31/19	3.628%	3 month LIBOR(2)	(343,088)	—	(343,088)	Morgan Stanley Capital Services
1,000	12/31/19	4.191%	3 month LIBOR(2)	(331,140)	—	(331,140)	Morgan Stanley Capital Services
1,000	12/31/19	4.005%	3 month LIBOR(2)	(296,291)	—	(296,291)	Morgan Stanley Capital Services
1,000	12/31/19	3.892%	3 month LIBOR(2)	(281,579)	—	(281,579)	Morgan Stanley Capital Services
1,000	12/31/19	3.843%	3 month LIBOR(2)	(274,692)	—	(274,692)	Morgan Stanley Capital Services
1,000	12/31/19	3.555%	3 month LIBOR(2)	(248,959)	—	(248,959)	Morgan Stanley Capital Services
1,000	12/31/19	3.496%	3 month LIBOR(2)	(241,177)	—	(241,177)	Morgan Stanley Capital Services
1,000	12/31/19	3.157%	3 month LIBOR(2)	(198,082)	—	(198,082)	Morgan Stanley Capital Services
934	12/31/19	4.690%	3 month LIBOR(1)	407,939	—	407,939	JPMorgan Chase Bank
900	12/31/19	2.517%	3 month LIBOR(2)	(59,117)	—	(59,117)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$700	12/31/19	3.355%	3 month LIBOR(2)	$(155,370)	$—	$(155,370)	Morgan Stanley Capital Services
670	12/31/19	2.005%	3 month LIBOR(2)	(11,260)	—	(11,260)	Bank of America N.A.
535	12/31/19	3.836%	3 month LIBOR(2)	(144,978)	—	(144,978)	Morgan Stanley Capital Services
400	12/31/19	3.780%	3 month LIBOR(2)	(105,456)	—	(105,456)	Morgan Stanley Capital Services
300	12/31/19	3.585%	3 month LIBOR(2)	(71,326)	—	(71,326)	Morgan Stanley Capital Services
957	05/15/20	4.246%	3 month LIBOR(2)	(352,409)	—	(352,409)	Deutsche Bank AG
3,685	09/10/20	2.620%	3 month LIBOR(2)	(250,010)	—	(250,010)	Barclays Bank PLC
1,145	09/17/20	2.708%	3 month LIBOR(2)	(85,739)	—	(85,739)	Morgan Stanley Capital Services
1,460	10/01/20	2.523%	3 month LIBOR(2)	(83,652)	—	(83,652)	UBS AG
3,150	11/12/20	2.888%	3 month LIBOR(2)	(267,262)	—	(267,262)	Citibank N.A.
892	05/15/21	4.419%	3 month LIBOR(2)	(369,048)	—	(369,048)	Deutsche Bank AG
889	05/15/21	4.446%	3 month LIBOR(2)	(372,031)	—	(372,031)	Deutsche Bank AG
540	06/08/21	4.640%	3 month LIBOR(1)	43,363	—	43,363	Morgan Stanley Capital Services
805	07/20/21	3.035%	3 month LIBOR(1)	85,313	—	85,313	Citibank N.A.
890	08/03/21	2.925%	3 month LIBOR(2)	(84,133)	—	(84,133)	Barclays Bank PLC
1,860	08/04/21	2.803%	3 month LIBOR(2)	(154,502)	—	(154,502)	Barclays Bank PLC
1,000	08/08/21	2.663%	3 month LIBOR(2)	(69,724)	—	(69,724)	Barclays Bank PLC
240	08/09/21	2.625%	3 month LIBOR(2)	(15,881)	—	(15,881)	Citibank N.A.
940	08/10/21	2.665%	3 month LIBOR(2)	(65,628)	—	(65,628)	Citibank N.A.
2,200	08/11/21	2.603%	3 month LIBOR(2)	(140,649)	—	(140,649)	Morgan Stanley Capital Services
450	08/11/21	2.570%	3 month LIBOR(1)	27,408	—	27,408	HSBC Bank USA N.A.
2,800	08/12/21	2.378%	3 month LIBOR(2)	(120,157)	—	(120,157)	Morgan Stanley Capital Services
7,375	08/15/21	2.395%	3 month LIBOR(1)	326,696	—	326,696	JPMorgan Chase Bank
370	08/15/21	2.380%	3 month LIBOR(2)	(15,874)	—	(15,874)	Barclays Bank PLC
425	08/18/21	2.408%	3 month LIBOR(2)	(19,236)	—	(19,236)	Citibank N.A.
220	08/19/21	2.350%	3 month LIBOR(2)	(8,760)	—	(8,760)	Barclays Bank PLC
220	08/22/21	2.204%	3 month LIBOR(1)	5,712	—	5,712	UBS AG
850	08/24/21	2.253%	3 month LIBOR(1)	25,795	—	25,795	Bank of America N.A.
360	08/24/21	2.255%	3 month LIBOR(1)	11,009	—	11,009	Citibank N.A.
360	08/24/21	2.250%	3 month LIBOR(1)	10,841	—	10,841	Citibank N.A.
805	08/25/21	2.222%	3 month LIBOR(2)	(22,081)	—	(22,081)	Bank of America N.A.
710	09/02/21	2.378%	3 month LIBOR(2)	(29,364)	—	(29,364)	Barclays Bank PLC
310	09/06/21	2.223%	3 month LIBOR(1)	8,278	—	8,278	UBS AG
215	09/06/21	2.248%	3 month LIBOR(1)	6,241	—	6,241	Barclays Bank PLC
310	09/09/21	2.205%	3 month LIBOR(2)	(7,714)	—	(7,714)	Barclays Bank PLC
4,600	09/12/21	2.188%	3 month LIBOR(1)	106,052	—	106,052	Barclays Bank PLC
210	09/13/21	2.171%	3 month LIBOR(2)	(4,516)	—	(4,516)	Bank of America N.A.
280	09/21/21	2.170%	3 month LIBOR(2)	(5,845)	—	(5,845)	Barclays Bank PLC
70	09/22/21	2.158%	3 month LIBOR(1)	1,376	—	1,376	Barclays Bank PLC
210	09/23/21	2.099%	3 month LIBOR(2)	(2,968)	—	(2,968)	Citibank N.A.
105	09/27/21	1.933%	3 month LIBOR(1)	(162)	—	(162)	Citibank N.A.
785	10/03/21	2.188%	3 month LIBOR(1)	16,319	—	16,319	Barclays Bank PLC
215	10/03/21	2.160%	3 month LIBOR(1)	3,921	—	3,921	Morgan Stanley Capital Services
140	10/04/21	2.108%	3 month LIBOR(1)	1,867	—	1,867	Citibank N.A.
360	10/06/21	2.038%	3 month LIBOR(2)	(2,399)	—	(2,399)	Citibank N.A.
215	10/07/21	2.135%	3 month LIBOR(1)	3,361	—	3,361	Citibank N.A.
370	10/11/21	2.285%	3 month LIBOR(2)	(10,815)	—	(10,815)	Barclays Bank PLC
360	10/11/21	2.265%	3 month LIBOR(2)	(9,855)	—	(9,855)	Citibank N.A.
360	10/11/21	2.118%	3 month LIBOR(1)	4,933	—	4,933	Citibank N.A.
830	10/19/21	2.358%	3 month LIBOR(2)	(29,313)	—	(29,313)	Barclays Bank PLC
290	11/01/21	2.482%	3 month LIBOR(2)	(13,287)	—	(13,287)	Barclays Bank PLC
205	11/03/21	2.190%	3 month LIBOR(2)	(3,809)	—	(3,809)	Barclays Bank PLC
310	11/23/21	2.148%	3 month LIBOR(2)	(4,073)	—	(4,073)	Citibank N.A.
150	11/30/21	2.229%	3 month LIBOR(1)	3,022	—	3,022	JPMorgan Chase Bank
915	12/05/21	2.271%	3 month LIBOR(2)	(21,675)	—	(21,675)	Barclays Bank PLC
245	12/05/21	2.251%	3 month LIBOR(2)	(5,356)	—	(5,356)	Barclays Bank PLC
460	12/06/21	2.295%	3 month LIBOR(2)	(11,896)	—	(11,896)	Barclays Bank PLC
330	12/06/21	2.238%	3 month LIBOR(2)	(6,780)	—	(6,780)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$130	12/19/21	2.052%	3 month LIBOR(1)	$340	$—	$340	Barclays Bank PLC
380	12/22/21	2.085%	3 month LIBOR(1)	2,072	—	2,072	Barclays Bank PLC
270	12/23/21	2.090%	3 month LIBOR(2)	(1,578)	—	(1,578)	Barclays Bank PLC
200	12/23/21	2.105%	3 month LIBOR(1)	1,446	—	1,446	Barclays Bank PLC
470	12/28/21	2.118%	3 month LIBOR(2)	(3,804)	—	(3,804)	Barclays Bank PLC
1,500	09/12/26	2.663%	3 month LIBOR(2)	(66,885)	—	(66,885)	Morgan Stanley Capital Services
1,135	09/30/26	2.628%	3 month LIBOR(1)	44,126	—	44,126	Citibank N.A.
210	09/13/31	2.890%	3 month LIBOR(2)	(14,715)	—	(14,715)	Barclays Bank PLC
160	08/24/41	3.074%	3 month LIBOR(2)	(17,446)	—	(17,446)	Citibank N.A.
160	08/24/41	3.065%	3 month LIBOR(2)	(17,145)	—	(17,145)	Citibank N.A.
160	09/06/41	3.110%	3 month LIBOR(2)	(18,566)	—	(18,566)	UBS AG
160	09/06/41	3.028%	3 month LIBOR(2)	(15,736)	—	(15,736)	UBS AG
160	09/08/41	2.954%	3 month LIBOR(1)	13,185	—	13,185	Barclays Bank PLC
130	09/09/41	3.019%	3 month LIBOR(1)	12,533	—	12,533	Barclays Bank PLC
150	10/11/41	2.719%	3 month LIBOR(2)	(4,378)	—	(4,378)	JPMorgan Chase Bank
160	10/17/41	2.905%	3 month LIBOR(1)	10,961	—	10,961	Barclays Bank PLC
140	12/12/41	2.685%	3 month LIBOR(1)	2,486	—	2,486	Citibank N.A.
140	12/20/41	2.614%	3 month LIBOR(2)	(301)	—	(301)	Citibank N.A.
85	12/20/41	2.615%	3 month LIBOR(1)	206	—	206	Barclays Bank PLC

				$521,659	$—	$521,659

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$4,593,727	$—
Commercial Mortgage-Backed Securities	—	7,356,165	—
Corporate Bonds	—	7,848,077	—
Municipal Bond	—	136,651	—
Non-Corporate Foreign Agencies	—	1,030,949	—
U.S. Government Agency Obligations	—	11,622,532	—
U.S. Government Mortgage-Backed Security	—	6,117,125	—
U.S. Treasury Obligations	—	8,784,291	—
Affiliated Money Market Mutual Fund	10,225,781	—	—
Other Financial Instruments*
Futures Contracts	(29,717)	—	—
Interest Rate Swaps	—	521,659	—

Total	$10,196,064	$48,011,176	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Government Agency Obligations	20.5%
Affiliated Money Market Mutual Fund	18.0
U.S. Treasury Obligations	15.5
Commercial Mortgage-Backed Securities	13.0
U.S. Government Mortgage-Backed Security	10.8
Asset-Backed Securities	8.1
Banking	6.5
Non-Corporate Foreign Agencies	1.8
Foods	1.6
Retailers	1.1
Healthcare & Pharmaceutical	0.7
Capital Goods	0.6
Insurance	0.5

Tobacco	0.5%
Healthcare Insurance	0.4
Technology	0.4
Media & Entertainment	0.3
Municipal Bond	0.3
Non-Captive Finance	0.3
Pipelines & Other	0.3
Electric	0.2
Energy — Other	0.2
Telecommunications	0.2
Energy — Integrated	0.1

101.9
Liabilities in excess of other assets	(1.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balanced Sheet Location	Fair Value	Balanced Sheet Location	Fair Value
Interest rate contracts	Due to broker- variation margin	$—	Due to broker- variation margin	$29,717	*
Interest rate contracts	Unrealized appreciation on swap agreements	11,343,628	Unrealized depreciation on swap agreements	10,821,969

Total		$11,343,628		$10,851,686

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(2,198,578)	$13,090,234	$10,891,656

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$92,645	$(4,018,469)	$(3,925,824)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$1,934,547	$18,758,652	$212,096,593

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $44,952,267)	$47,489,517
Affiliated investments (cost $10,225,781)	10,225,781
Unrealized appreciation on swap agreements	11,343,628
Dividends and interest receivable	175,656
Tax reclaim receivable	1,097
Prepaid expenses	540

Total Assets	69,236,219

LIABILITIES:
Unrealized depreciation on swap agreements	10,821,969
Payable for investments purchased	905,009
Payable for fund share repurchased	780,093
Accrued expenses and other liabilities	49,460
Advisory fees payable	30,020
Due to broker-variation margin	11,562
Shareholder servicing fees payable	4,874
Payable to custodian	1,125
Affiliated transfer agent fee payable	508

Total Liabilities	12,604,620

NET ASSETS	$56,631,599

Net assets were comprised of:
Paid-in capital	$39,797,144
Retained earnings	16,834,455

Net assets, December 31, 2011	$56,631,599

Net asset value and redemption price per share, $56,631,599 / 5,112,390 outstanding shares of beneficial interest	$11.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$1,656,888
Affiliated dividend income	42,922

1,699,810

EXPENSES
Advisory fees	455,561
Shareholder servicing fees and expenses	71,097
Custodian and accounting fees	63,000
Audit fee	36,000
Trustees’ fees	11,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Miscellaneous	9,545

Total expenses	676,203

NET INVESTMENT INCOME	1,023,607

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,991,642
Futures transactions	(2,198,578)
Swap agreement transactions	13,090,234

12,883,298

Net change in unrealized appreciation (depreciation) on:
Investments	10,721
Futures	92,645
Swap agreements	(4,018,469)

(3,915,103)

NET GAIN ON INVESTMENTS	8,968,195

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,991,802

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,023,607	$655,574
Net realized gain on investment transactions	12,883,298	13,649,619
Net change in unrealized appreciation (depreciation) on investments	(3,915,103)	(637,406)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,991,802	13,667,787

DISTRIBUTIONS	(14,307,024)	(6,747,228)

FUND SHARE TRANSACTIONS:
Fund share sold [2,135,353 and 5,735,671 shares, respectively]	24,300,616	68,008,663
Fund share issued in reinvestment of distributions [1,432,135 and 582,662 shares, respectively]	14,307,024	6,747,228
Fund share repurchased [5,891,390 and 8,029,252 shares, respectively]	(65,832,382)	(97,062,673)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(27,224,742)	(22,306,782)

TOTAL DECREASE IN NET ASSETS	(31,539,964)	(15,386,223)
NET ASSETS:
Beginning of year	88,171,563	103,557,786

End of year	$56,631,599	$88,171,563

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.1% ASSET-BACKED SECURITIES — 21.0%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.528%	(c)	11/15/15	$900	$901,757
BA Credit Card Trust, Series 2006-A14, Class A14	Aaa	0.338%	(c)	04/15/16	60	59,877
Bank of America Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	2.670%		07/15/13	62	62,594
Bank of America Auto Trust, Series 2009-3A, Class A3, 144A	Aaa	1.670%		12/15/13	20	19,551
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.528%	(c)	01/15/16	1,000	1,002,356
Chase Issuance Trust, Series 2008-A6, Class A6	Aaa	1.478%	(c)	05/15/15	40	40,611
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	840	1,008,094
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.578%	(c)	02/15/15	1,000	1,007,615
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%		10/15/13	55	55,333
Harley-Davidson Motorcycle Trust, Series 2009-2, Class A3	Aaa	2.620%		03/15/14	12	11,675
Honda Auto Receivables Owner Trust, Series 2009-2, Class A3	AAA(d)	2.790%		01/15/13	5	4,957
Huntington Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	3.940%		06/15/13	31	31,120
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.338%	(c)	11/16/15	1,000	999,261

TOTAL ASSET-BACKED SECURITIES (cost $5,134,384)						5,204,801

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.8%
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.751%	(c)	06/10/46	225	248,456
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(d)	5.419%	(c)	02/15/39	750	830,017
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	683	684,983
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	(c)	10/15/42	400	434,848
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	747	754,956
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3	Aaa	4.647%		07/15/30	93	93,906
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.220%	(c)	11/12/37	100	110,734
Morgan Stanley Capital I, Series 2006-HQ9, Class A4	AAA(d)	5.731%	(c)	07/12/44	700	774,603

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,827,423)						3,932,503

CORPORATE BONDS — 18.1%
Banking — 7.9%
Bank of America Corp., Sr. Unsec’d. Notes(h)	Baa1	6.000%		09/01/17	80	78,130
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	0.900%		09/19/14	400	395,942
Citigroup, Inc., Unsec’d. Notes(h)	A3	8.500%		05/22/19	75	88,281
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(h)	A1	5.375%		03/15/20	175	172,729
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%		07/22/20	100	102,122

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	$50	$56,632
Morgan Stanley, Sr. Unsec’d. Notes, MTN(h)	A2	5.950%	12/28/17	100	95,274
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A2	6.125%	01/11/21	75	73,990
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	Aaa	0.875%	09/12/14	400	396,016
US Bancorp, Sr. Unsec’d. Notes(h)	Aa3	4.200%	05/15/14	290	310,481
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%	12/11/17	175	199,417

					1,969,014

Capital Goods — 1.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $124,808; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	125	127,109
United Technologies Corp., Sr. Unsec’d. Notes	A2	6.125%	02/01/19	75	92,676
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875%	10/01/21	50	52,988

					272,773

Energy — Integrated — 0.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	65	71,589
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	108,069

					179,658

Energy — Other — 0.7%
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A2	4.100%	02/01/21	80	89,623
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	75	83,789

					173,412

Foods — 1.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	5.000%	04/15/20	100	114,619
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	6.120%	05/01/13	175	186,398
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	75	83,350

					384,367

Healthcare & Pharmaceutical — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	50	51,288
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	50	60,771

					112,059

Insurance — 1.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	55	53,791
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	75	77,673
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	50	54,090
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	200	200,413

					385,967

Media & Entertainment — 0.6%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	85	89,704
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	55	59,600

					149,304

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals — 1.0%
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%		07/15/12	$200	$206,026
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%		08/15/17	30	30,935

						236,961

Non-Captive Finance — 0.7%
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN(h)	Aa2	6.000%		08/07/19	150	172,294

Pipelines & Other — 0.5%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	Baa2	5.350%		03/15/20	55	58,860
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%		09/01/20	50	55,343

						114,203

Retailers — 0.4%
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.250%		12/15/17	75	89,364

Telecommunications — 0.5%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	(c)	08/15/21	110	116,353

Tobacco — 0.6%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%		11/10/18	105	141,268

TOTAL CORPORATE BONDS (cost $4,429,393)						4,496,997

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.9%
Financing Corp. FICO Strips Principal, Series D-P		2.140%	(s)	09/26/19	3,890	3,302,576
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes.		2.220%	(s)	03/15/20	3,000	2,531,385
Israel Government AID Bond (Israel), Series 11-Z, Gov’t. Gtd. Notes		1.900%	(s)	05/15/19	985	857,211

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $5,118,973)						6,691,172

U.S. GOVERNMENT MORTGAGE-BACKED SECURITY — 12.2%
Government National Mortgage Association(h) (cost $2,885,597)		4.000%		01/20/41	2,826	3,028,596

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Notes(k) (cost $25,075)		0.625%		06/30/12	25	25,069

TOTAL LONG-TERM INVESTMENTS (cost $21,420,845)						23,379,138

					Shares
SHORT-TERM INVESTMENT — 11.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $2,786,816) (Note 4)(w)					2,786,816	2,786,816

TOTAL INVESTMENTS — 105.3% (cost $24,207,661)						26,165,954
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.3)%						(1,326,370)

NET ASSETS — 100.0%						$24,839,584

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FICO	Financing Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $124,808. The aggregate value of $127,109 is approximately 0.5% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Short Position:
7	5 Year U.S. Treasury Notes	Mar. 2012	$861,665	$862,805	$(1,140)

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$400	09/12/14	0.656%	3 month LIBOR(2)	$649	$—	$649	Barclays Bank PLC
400	09/19/14	0.669%	3 month LIBOR(2)	529	—	529	JPMorgan Chase Bank
500	10/28/14	0.816%	3 month LIBOR(2)	(620)	—	(620)	Barclays Bank PLC
150	10/28/14	0.809%	3 month LIBOR(2)	(155)	—	(155)	Barclays Bank PLC
1,120	12/07/14	0.823%	3 month LIBOR(1)	463	—	463	Barclays Bank PLC
320	05/31/16	1.180%	3 month LIBOR(1)	707	—	707	Barclays Bank PLC
320	05/31/16	1.175%	3 month LIBOR(1)	650	—	650	Barclays Bank PLC
125	05/31/16	1.220%	3 month LIBOR(1)	483	—	483	Barclays Bank PLC
21,250	07/26/16	1.794%	3 month LIBOR(2)	(780,341)	—	(780,341)	Citibank N.A.
200	08/04/16	1.528%	3 month LIBOR(2)	(4,633)	—	(4,633)	Citibank N.A.
7,825	08/18/16	1.201%	3 month LIBOR(1)	50,659	—	50,659	JPMorgan Chase Bank
370	08/22/16	1.168%	3 month LIBOR(2)	(1,698)	—	(1,698)	Morgan Stanley Capital Services
740	08/23/16	1.185%	3 month LIBOR(1)	3,983	—	3,983	Barclays Bank PLC
605	08/26/16	1.299%	3 month LIBOR(1)	6,540	—	6,540	Morgan Stanley Capital Services
1,500	09/08/16	1.186%	3 month LIBOR(1)	7,054	—	7,054	Morgan Stanley Capital Services
6,500	09/12/16	1.161%	3 month LIBOR(1)	21,675	—	21,675	Barclays Bank PLC
345	09/28/16	1.183%	3 month LIBOR(2)	(1,298)	—	(1,298)	Barclays Bank PLC
830	10/13/16	1.483%	3 month LIBOR(1)	13,904	—	13,904	Citibank N.A.
130	12/06/16	1.388%	3 month LIBOR(2)	(1,190)	—	(1,190)	Barclays Bank PLC
980	12/08/16	1.315%	3 month LIBOR(1)	5,424	—	5,424	Barclays Bank PLC
110	12/30/16	1.328%	3 month LIBOR(1)	580	—	580	Citibank N.A.
500	01/03/17	1.273%	3 month LIBOR(1)	1,166	—	1,166	Citibank N.A.
280	01/03/17	1.311%	3 month LIBOR(2)	(1,182)	—	(1,182)	Citibank N.A.
1,070	05/15/18	2.318%	3 month LIBOR(1)	55,406	—	55,406	JPMorgan Chase Bank
760	08/03/18	2.293%	3 month LIBOR(2)	(41,898)	—	(41,898)	Barclays Bank PLC
2,640	08/04/18	2.179%	3 month LIBOR(2)	(125,070)	—	(125,070)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$570	09/15/18	1.671%	3 month LIBOR(1)	$5,944	$—	$5,944	Barclays Bank PLC
160	09/21/18	1.673%	3 month LIBOR(2)	(1,641)	—	(1,641)	Barclays Bank PLC
855	10/03/18	1.745%	3 month LIBOR(1)	11,519	—	11,519	UBS AG
1,150	10/13/18	1.938%	3 month LIBOR(2)	(29,470)	—	(29,470)	Morgan Stanley Capital Services
685	11/08/18	1.738%	3 month LIBOR(2)	(7,081)	—	(7,081)	Citibank N.A.
760	11/29/18	1.771%	3 month LIBOR(1)	8,440	—	8,440	Citibank N.A.
120	12/14/18	1.709%	3 month LIBOR(2)	(725)	—	(725)	Barclays Bank PLC
160	01/04/19	1.663%	3 month LIBOR(2)	(273)	—	(273)	Barclays Bank PLC
2,880	09/10/20	2.620%	3 month LIBOR(2)	(195,395)	—	(195,395)	Barclays Bank PLC
9,875	10/01/20	2.523%	3 month LIBOR(2)	(565,800)	—	(565,800)	UBS AG
19,500	12/31/20	2.037%	3 month LIBOR(1)	147,225	—	147,225	Citibank N.A.
16,620	12/31/20	2.721%	3 month LIBOR(1)	1,740,280	—	1,740,280	Citibank N.A.
12,675	12/31/20	3.210%	3 month LIBOR(2)	(1,712,139)	—	(1,712,139)	UBS AG
5,900	12/31/20	2.744%	3 month LIBOR(1)	625,813	—	625,813	Bank of America N.A.
2,600	12/31/20	3.705%	3 month LIBOR(2)	(536,224)	—	(536,224)	JPMorgan Chase Bank
800	12/31/20	2.150%	3 month LIBOR(2)	(14,864)	—	(14,864)	Morgan Stanley Capital Services
660	06/08/21	4.640%	3 month LIBOR(1)	52,999	—	52,999	Morgan Stanley Capital Services
770	07/20/21	3.035%	3 month LIBOR(1)	81,604	—	81,604	Citibank N.A.
700	07/26/21	3.068%	3 month LIBOR(1)	76,201	—	76,201	Morgan Stanley Capital Services
1,220	08/09/21	2.588%	3 month LIBOR(2)	(76,473)	—	(76,473)	Citibank N.A.
220	08/09/21	2.625%	3 month LIBOR(2)	(14,558)	—	(14,558)	Citibank N.A.
715	08/10/21	2.665%	3 month LIBOR(2)	(49,919)	—	(49,919)	Citibank N.A.
1,850	08/11/21	2.570%	3 month LIBOR(1)	112,679	—	112,679	HSBC Bank USA N.A.
1,700	08/11/21	2.590%	3 month LIBOR(1)	106,707	—	106,707	Morgan Stanley Capital Services
4,000	08/12/21	2.323%	3 month LIBOR(1)	151,187	—	151,187	UBS AG
4,190	08/18/21	2.360%	3 month LIBOR(2)	(171,110)	—	(171,110)	Barclays Bank PLC
970	08/18/21	2.408%	3 month LIBOR(2)	(43,904)	—	(43,904)	Citibank N.A.
2,600	08/22/21	2.210%	3 month LIBOR(2)	(69,012)	—	(69,012)	JPMorgan Chase Bank
190	08/22/21	2.204%	3 month LIBOR(1)	4,933	—	4,933	UBS AG
320	08/24/21	2.255%	3 month LIBOR(1)	9,785	—	9,785	Citibank N.A.
320	08/24/21	2.250%	3 month LIBOR(1)	9,637	—	9,637	Citibank N.A.
470	09/22/21	2.138%	3 month LIBOR(2)	(8,416)	—	(8,416)	Citibank N.A.
180	09/23/21	2.099%	3 month LIBOR(2)	(2,544)	—	(2,544)	Citibank N.A.
225	09/27/21	1.933%	3 month LIBOR(1)	(347)	—	(347)	Citibank N.A.
120	10/04/21	2.108%	3 month LIBOR(1)	1,600	—	1,600	Citibank N.A.
300	10/06/21	2.038%	3 month LIBOR(2)	(1,999)	—	(1,999)	Citibank N.A.
300	10/11/21	2.265%	3 month LIBOR(2)	(8,213)	—	(8,213)	Citibank N.A.
300	10/11/21	2.118%	3 month LIBOR(1)	4,111	—	4,111	Citibank N.A.
2,900	11/07/21	2.228%	3 month LIBOR(1)	63,080	—	63,080	Morgan Stanley Capital Services
210	11/23/21	2.148%	3 month LIBOR(2)	(2,759)	—	(2,759)	Citibank N.A.
1,300	11/29/21	2.150%	3 month LIBOR(1)	16,792	—	16,792	Citibank N.A.
350	12/22/21	2.085%	3 month LIBOR(1)	1,908	—	1,908	Barclays Bank PLC
85	12/23/21	2.105%	3 month LIBOR(1)	615	—	615	Barclays Bank PLC
60	12/23/21	2.090%	3 month LIBOR(2)	(351)	—	(351)	Barclays Bank PLC
115	12/28/21	2.118%	3 month LIBOR(2)	(931)	—	(931)	Barclays Bank PLC
220	09/12/26	2.688%	3 month LIBOR(2)	(10,515)	—	(10,515)	Barclays Bank PLC
140	08/24/41	3.074%	3 month LIBOR(2)	(15,265)	—	(15,265)	Citibank N.A.
140	08/24/41	3.065%	3 month LIBOR(2)	(15,002)	—	(15,002)	Citibank N.A.
140	09/06/41	3.110%	3 month LIBOR(2)	(16,245)	—	(16,245)	UBS AG
70	09/06/41	3.028%	3 month LIBOR(2)	(6,884)	—	(6,884)	UBS AG
140	09/08/41	2.954%	3 month LIBOR(1)	11,537	—	11,537	Barclays Bank PLC
140	09/09/41	3.019%	3 month LIBOR(1)	13,497	—	13,497	Barclays Bank PLC
130	10/11/41	2.719%	3 month LIBOR(2)	(3,794)	—	(3,794)	JPMorgan Chase Bank
110	10/17/41	2.905%	3 month LIBOR(1)	7,536	—	7,536	Barclays Bank PLC
60	12/12/41	2.685%	3 month LIBOR(1)	1,065	—	1,065	Citibank N.A.
60	12/20/41	2.614%	3 month LIBOR(2)	(129)	—	(129)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$35	12/20/41	2.615%	3 month LIBOR(1)	$85	$—	$85	Barclays Bank PLC

				$(1,103,416)	$—	$(1,103,416)

(1)	Portfolio pays the floating rate and receives the fixed rate. (2) Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$5,204,801	$—
Commercial Mortgage-Backed Securities	—	3,932,503	—
Corporate Bonds	—	4,496,997	—
U.S. Government Agency Obligations	—	6,691,172	—
U.S. Government Mortgage-Backed Security	—	3,028,596	—
U.S. Treasury Obligation	—	25,069	—
Affiliated Money Market Mutual Fund	2,786,816	—	—
Other Financial Instruments*
Futures Contracts	(1,140)	—	—
Interest Rate Swaps	—	(1,353,507)	250,091

Total	$2,785,676	$22,025,631	$250,091

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Interest Rate Swaps
Balance as of 12/31/10	$(1,194,866)
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)***	1,444,957
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/11	$250,091

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $7,913,800.

***	Of which, $2,508,087 was included in Net Assets relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Government Agency Obligations	26.9%
Asset-Backed Securities	21.0
Commercial Mortgage-Backed Securities	15.8
U.S. Government Mortgage-Backed Security	12.2
Affiliated Money Market Mutual Fund	11.2
Banking	7.9
Foods	1.5
Insurance	1.5
Capital Goods	1.1
Metals	1.0
Energy — Integrated	0.7

Energy — Other	0.7%
Non-Captive Finance	0.7
Media & Entertainment	0.6
Tobacco	0.6
Pipelines & Other	0.5
Telecommunications	0.5
Healthcare & Pharmaceutical	0.4
Retailers	0.4
U.S. Treasury Obligation	0.1

105.3
Liabilities in excess of other assets	(5.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balanced Sheet Location	Fair Value	Balanced Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker-variation margin	$1,140	*
Interest rate contracts	Unrealized appreciation on swap agreements	3,436,651	Unrealized depreciation on swap agreements	4,540,067

Total		$3,436,651		$4,541,207

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(1,440,332)	$7,332,792	$5,892,460

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(4,171)	$(684,990)	$(689,161)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$4,754,033	$25,425,612	$136,818,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $21,420,845)	$23,379,138
Affiliated investments (cost $2,786,816)	2,786,816
Cash	18,741
Unrealized appreciation on swap agreements	3,436,651
Dividends and interest receivable	95,333
Prepaid expenses	522

Total Assets	29,717,201

LIABILITIES:
Unrealized depreciation on swap agreements	4,540,067
Payable for fund share repurchased	275,032
Accrued expenses and other liabilities	46,015
Advisory fees payable	12,622
Shareholder servicing fees payable	2,170
Due to broker-variation margin.	1,203
Affiliated transfer agent fee payable	508

Total Liabilities	4,877,617

NET ASSETS	$24,839,584

Net assets were comprised of:
Paid-in capital	$13,794,411
Retained earnings.	11,045,173

Net assets, December 31, 2011	$24,839,584

Net asset value and redemption price per share, $24,839,584 / 2,420,704 outstanding shares of beneficial interest	$10.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$1,446,061
Affiliated dividend income	16,655

1,462,716

EXPENSES
Advisory fees	422,672
Shareholder servicing fees and expenses	65,964
Custodian and accounting fees	56,000
Audit fee	36,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	1,123
Miscellaneous	6,958

Total expenses.	632,717

NET INVESTMENT INCOME	829,999

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,454,306
Futures transactions	(1,440,332)
Swap agreement transactions	7,332,792

9,346,766

Net change in unrealized appreciation (depreciation) on:
Investments	712,211
Futures	(4,171)
Swap agreements	(684,990)

23,050

NET GAIN ON INVESTMENTS	9,369,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,199,815

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$829,999	$724,635
Net realized gain on investment transactions	9,346,766	9,106,832
Net change in unrealized appreciation (depreciation) on investments.	23,050	1,452,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,199,815	11,283,859

DISTRIBUTIONS	(9,731,782)	—

FUND SHARE TRANSACTIONS:
Fund share sold [4,063,896 and 38,587,705 shares, respectively]	40,274,448	379,385,738
Fund share issued in reinvestment of distributions [1,068,253 and 0 shares, respectively]	9,731,782	—
Fund share repurchased [13,365,966 and 28,919,201 shares, respectively]	(132,332,343)	(292,797,635)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(82,326,113)	86,588,103

TOTAL INCREASE (DECREASE) IN NET ASSETS	(81,858,080)	97,871,962
NET ASSETS:
Beginning of year	106,697,664	8,825,702

End of year	$24,839,584	$106,697,664

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 56.9% ASSET-BACKED SECURITIES — 5.2%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Ally Auto Receivables Trust, Series 2011-1, Class A2	Aaa	0.810%		10/15/13	$345		$344,790
Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%		10/15/13	223		222,771
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%		03/17/14	400		399,477
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.528%	(c)	11/15/15	150		150,293
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.448%	(c)	04/15/17	3,300		3,301,775
BA Credit Card Trust, Series 2006-A7, Class A7	Aaa	0.318%	(c)	12/15/16	1,790		1,784,747
Bank of America Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	2.670%		07/15/13	12		11,700
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.528%	(c)	01/15/16	150		150,353
BMW Vehicle Lease Trust, Series 2011-1, Class A2	Aaa	0.640%		04/22/13	1,300		1,299,271
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	3,400		3,395,744
Chase Issuance Trust, Series 2004-A8, Class A8	Aaa	0.398%	(c)	09/15/15	1,400		1,400,284
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	2,240		2,688,249
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6	Baa2	6.300%		06/20/14	3,100		3,174,448
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.578%	(c)	02/15/15	1,600		1,612,182
Discover Card Master Trust I, Series 2005-4, Class A2	Aaa	0.368%	(c)	06/16/15	800		799,915
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	1,000		999,045
Ford Credit Auto Owner Trust, Series 2011-A, Class A2	Aaa	0.620%		07/15/13	309		309,328
Ford Credit Auto Owner Trust, Series 2011-B, Class A2	AAA(d)	0.680%		01/15/14	300		300,034
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.478%	(c)	10/15/14	2,000		1,999,983
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	3,500		3,498,448
Huntington Auto Trust, Series 2009-1A, Class A3, 144A	Aaa	3.940%		06/15/13	6		6,051
Hyundai Auto Receivables Trust, Series 2010-B, Class A2	Aaa	0.570%		03/15/13	38		37,637
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.278%	(c)	03/15/15	1,400		1,411,764
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.338%	(c)	11/16/15	150		149,889
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.458%	(c)	01/15/14	700		700,215
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%		12/16/13	1,300		1,302,709
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%		04/15/14	2,000		1,996,339
USAA Auto Owner Trust, Series 2009-1, Class A3	Aaa	3.020%		06/17/13	—	(r)	39
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%		10/15/13	778		778,220

TOTAL ASSET-BACKED SECURITIES (cost $34,117,748)							34,225,700

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.6%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2	Aaa	5.334%	(c)	09/10/45	$938	$943,860
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	900	940,136
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	1,330	1,357,822
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.344%	(c)	01/15/46	4,120	4,454,552
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA	5.751%	(c)	06/10/46	50	55,212
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	Aa2	4.832%		04/15/37	500	526,366
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	AAA(d)	5.100%	(c)	08/15/38	1,500	1,642,070
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(d)	5.419%	(c)	02/15/39	150	166,003
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	1,057	1,096,175
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	638	639,319
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	2,485	2,499,360
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	1,700	1,848,300
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	6,600	7,246,160
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	(c)	10/15/42	100	108,712
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	697	704,626
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	1,300	1,392,052
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3	Aaa	4.559%	(c)	09/15/27	500	502,674
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4	AAA(d)	4.954%		09/15/30	1,150	1,255,389
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	Aaa	5.661%	(c)	03/15/39	481	528,728
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	AAA(d)	5.300%		11/15/38	317	317,145
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	Aaa	5.047%	(c)	07/12/38	1,500	1,643,322
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.666%	(c)	05/12/39	323	360,193
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	2,900	3,228,506
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.430%	(c)	02/12/39	500	550,078
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43	1,200	1,341,301
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%	(c)	10/12/52	150	165,499
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	(c)	01/15/45	1,050	1,143,877
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%		11/15/48	64	63,896

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $36,151,681)						36,721,333

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS — 10.4% %	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking — 6.8%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	$400	$517,148
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	5.875%	01/05/21	1,000	951,827
Bank of Montreal (Canada), Covered Notes, 144A	Aaa	1.300%	10/31/14	6,250	6,239,275
Bank of Nova Scotia (Canada), Covered Notes, 144A(a)	Aaa	1.250%	11/07/14	8,600	8,563,665
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A(a)	Aaa	0.900%	09/19/14	5,800	5,741,159
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	2.000%	02/04/13	8,700	8,796,874
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	400	411,645
Citigroup, Inc., Sr. Unsec’d. Notes	A3	4.500%	01/14/22	370	355,949
Citigroup, Inc., Unsec’d. Notes(a)	A3	8.500%	05/22/19	1,075	1,265,367
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	Aaa	1.850%	01/10/14	350	348,198
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%	07/27/21	400	390,216
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(a)	A1	5.375%	03/15/20	1,125	1,110,402
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%	08/15/21	400	403,963
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	Aa3	4.400%	07/22/20	1,125	1,148,868
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	A2	5.500%	01/26/20	1,175	1,069,573
National Bank of Canada (Canada), Covered Notes, 144A	Aaa	2.200%	10/19/16	870	877,203
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A2	6.125%	01/11/21	120	118,383
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A(a)	Aaa	0.875%	09/12/14	5,000	4,950,200
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%	02/01/18	850	965,619

					44,225,534

Capital Goods — 0.3%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $308,080; purchased 12/17/10)(f)	Baa1	6.375%	10/15/17(g)	275	317,777
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	195	198,736
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	400	435,400
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875%	10/01/21	570	604,061

					1,555,974

Chemicals — 0.1%
EI du Pont de Nemours & Co, Sr. Unsec’d. Notes	A2	4.250%	04/01/21	700	791,066

Electric — 0.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	400	426,102

Energy — Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	140	146,639
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	260	272,486
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	425	468,083

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy — Integrated (continued)
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	$490	$517,881

					1,405,089

Energy — Other — 0.1%
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A2	4.100%	02/01/21	170	190,449
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20	315	327,341

					517,790

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	Baa1	5.000%	04/15/20	1,080	1,237,885
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	2.900%	01/15/16	170	176,311
JM Smucker Co. (The), Gtd. Notes	A3	3.500%	10/15/21	340	347,836
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	725	836,543

					2,598,575

Healthcare & Pharmaceutical — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	980	1,005,252
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	400	417,762

					1,423,014

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	400	417,500
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	400	449,685

					867,185

Insurance — 0.2%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	615	601,479
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	750	811,345

					1,412,824

Media & Entertainment — 0.4%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	400	422,237
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	1,170	1,234,755
Time Warner, Inc., Gtd. Notes	Baa2	4.000%	01/15/22	440	453,847
Time Warner, Inc., Gtd. Notes	Baa2	4.750%	03/29/21	300	325,342
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	350	379,270

					2,815,451

Metals — 0.2%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	Baa3	6.125%	06/01/18	255	251,828
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	240	251,487
Teck Resources Ltd. (Canada), Gtd. Notes(a)	Baa2	3.850%	08/15/17	380	391,840

					895,155

Non-Captive Finance — 0.3%
General Electric Capital Corp., Notes, MTN	Aa2	4.650%	10/17/21	290	302,663

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Captive Finance (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.625%	01/07/21	$90	$93,371
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	Aa2	6.000%	08/07/19	330	379,047
General Electric Capital Corp., Sub. Notes	Aa3	5.300%	02/11/21	1,150	1,229,295

					2,004,376

Pipelines & Other — 0.2%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%	09/01/20	285	315,453
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.150%	03/01/22	725	737,424
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.125%	11/15/20	475	487,480

					1,540,357

Railroads — 0.1%
Norfolk Southern Corp., Sr. Usec’d. Notes	Baa1	5.900%	06/15/19	475	577,164

Retailers — 0.2%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	300	365,672
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	975	1,126,607

					1,492,279

Telecommunications — 0.3%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	760	803,891
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	1,100	1,241,753

					2,045,644

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	735	988,879

TOTAL CORPORATE BONDS (cost $67,065,570)					67,582,458

NON-CORPORATE FOREIGN AGENCIES — 3.6%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	Aaa	2.375%	03/31/16	14,630	14,418,523
Export Development Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.250%	10/26/16	1,275	1,289,451
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	7,905	7,894,953

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $23,620,793)					23,602,927

U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.1%
Citigroup Funding, Inc., FDIC Gtd. Notes		2.250%	12/10/12	5,000	5,092,855
Federal Home Loan Banks(a)		2.750%	12/12/14	13,000	13,785,434
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	55	54,960
Federal Home Loan Mortgage Corp.		1.375%	02/25/14	9,430	9,582,503
Federal Home Loan Mortgage Corp.		4.875%	06/13/18	475	572,337
Federal National Mortgage Association(a)		1.375%	11/15/16	16,845	16,993,775
Federal National Mortgage Association		2.375%	04/11/16	8,400	8,875,045
Federal National Mortgage Association		5.375%	06/12/17	6,380	7,708,482
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	1,000	1,282,733

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Israel Government AID Bond (Israel), Series 4-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	$3,329	$3,183,263
Israel Government AID Bond (Israel), Series 6-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	3,091	2,955,682
Resolution Funding Corp. Interest Strip, Bonds		3.730%	(s)	01/15/26	15,195	9,918,582
Resolution Funding Corp. Interest Strip, Bonds		3.870%	(s)	04/15/26	20,427	13,089,356
Tennessee Valley Authority, Sr. Unsec’d. Notes(a)		3.875%		02/15/21	10,640	12,139,250

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $97,430,150)						105,234,257

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 9.4%
Government National Mortgage Association (cost $59,435,715)		4.000%		05/20/40-10/15/41	57,237	61,342,176

U.S. TREASURY OBLIGATIONS — 6.6%
U.S. Treasury Bonds(k)		4.375%		05/15/41	1,270	1,654,771
U.S. Treasury Notes(a)		0.250%		12/15/14	20	19,934
U.S. Treasury Notes		0.875%		12/31/16	3,910	3,917,026
U.S. Treasury Notes(a)(k)		2.000%		11/15/21	13,230	13,380,901
U.S. Treasury Notes(k)		3.125%		05/15/21	100	111,656
U.S. Treasury Strips Coupon(a)(h)		1.920%	(s)	02/15/21	19,000	15,969,443
U.S. Treasury Strips Coupon		3.040%	(s)	05/15/25	8,800	6,229,652
U.S. Treasury Strips Coupon		4.130%	(s)	08/15/33	3,230	1,694,222

TOTAL U.S. TREASURY OBLIGATIONS (cost $38,221,519)						42,977,605

TOTAL LONG-TERM INVESTMENTS (cost $356,043,176)						371,686,456

					Shares
SHORT-TERM INVESTMENT — 46.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $305,314,378; includes $69,730,550 of cash collateral received for securities on loan) (Note 4)(b)(w)					305,314,378	305,314,378

TOTAL INVESTMENTS — 103.7% (cost $661,357,554)						677,000,834
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (3.7)%						(24,277,409)

NET ASSETS — 100.0%						$652,723,425

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FDIC	Federal Deposit Insurance Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $68,444,554; cash collateral of $69,730,550 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $308,080. The aggregate value of $317,777 is approximately 0.0% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 -Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Position:
57	10 Year U.S. Treasury Notes	Mar. 2012	$7,410,232	$7,474,125	$63,893

Short Positions:
38	2 Year U.S. Treasury Notes	Mar. 2012	8,374,751	8,380,781	(6,030)
667	5 Year U.S. Treasury Notes	Mar. 2012	81,950,236	82,212,961	(262,725)
1	U.S. Long Bond	Mar. 2012	145,497	144,813	684
66	U.S. Ultra Bond	Mar. 2012	10,505,434	10,572,375	(66,941)

					(335,012)

					$(271,119)

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$21,500	09/01/13	0.498%	3 month LIBOR(2)	$51,386	$—	$51,386	Citibank N.A.
7,240	09/01/13	0.502%	3 month LIBOR(2)	16,668	—	16,668	Barclays Bank PLC
5,000	09/12/14	0.656%	3 month LIBOR(2)	8,115	—	8,115	Barclays Bank PLC
5,800	09/19/14	0.669%	3 month LIBOR(2)	7,672	—	7,672	JPMorgan Chase Bank
16,470	10/28/14	0.809%	3 month LIBOR(2)	(17,061)	—	(17,061)	Barclays Bank PLC
6,240	10/28/14	0.816%	3 month LIBOR(2)	(7,741)	—	(7,741)	Barclays Bank PLC
8,600	11/01/14	0.784%	3 month LIBOR(2)	(1,457)	—	(1,457)	Morgan Stanley Capital Services
2,820	09/28/15	0.918%	3 month LIBOR(2)	(2,737)	—	(2,737)	Barclays Bank PLC
8,365	05/31/16	1.180%	3 month LIBOR(1)	18,489	—	18,489	Barclays Bank PLC
8,365	05/31/16	1.175%	3 month LIBOR(1)	16,992	—	16,992	Barclays Bank PLC
2,100	05/31/16	1.220%	3 month LIBOR(1)	8,108	—	8,108	Barclays Bank PLC
2,650	08/04/16	1.528%	3 month LIBOR(2)	(61,464)	—	(61,464)	Citibank N.A.
4,000	08/22/16	1.168%	3 month LIBOR(2)	(18,354)	—	(18,354)	Morgan Stanley Capital Services
6,770	08/26/16	1.299%	3 month LIBOR(1)	73,178	—	73,178	Morgan Stanley Capital Services
6,800	08/31/16	1.303%	3 month LIBOR(2)	(73,555)	—	(73,555)	Barclays Bank PLC
32,400	09/12/16	1.154%	3 month LIBOR(2)	(96,842)	—	(96,842)	Barclays Bank PLC
7,910	09/28/16	1.238%	3 month LIBOR(2)	(51,367)	—	(51,367)	Barclays Bank PLC
8,660	12/08/16	1.345%	3 month LIBOR(2)	(60,438)	—	(60,438)	Barclays Bank PLC
2,855	12/30/16	1.328%	3 month LIBOR(1)	15,043	—	15,043	Citibank N.A.
7,200	01/03/17	1.311%	3 month LIBOR(2)	(30,384)	—	(30,384)	Citibank N.A.
6,290	05/15/18	2.318%	3 month LIBOR(1)	325,706	—	325,706	JPMorgan Chase Bank
9,750	07/27/18	2.464%	3 month LIBOR(2)	(656,066)	—	(656,066)	Bank of America N.A.
3,270	07/27/18	2.473%	3 month LIBOR(2)	(221,964)	—	(221,964)	Bank of America N.A.
1,870	08/03/18	2.293%	3 month LIBOR(2)	(103,148)	—	(103,148)	Barclays Bank PLC
40,800	08/18/18	1.783%	3 month LIBOR(2)	(803,924)	—	(803,924)	Citibank N.A.
9,600	09/06/18	1.704%	3 month LIBOR(2)	(126,613)	—	(126,613)	UBS AG
5,610	09/21/18	1.673%	3 month LIBOR(2)	(57,479)	—	(57,479)	Barclays Bank PLC
5,530	10/11/18	1.770%	3 month LIBOR(1)	80,607	—	80,607	JPMorgan Chase Bank
2,105	10/19/18	1.915%	3 month LIBOR(2)	(49,940)	—	(49,940)	Barclays Bank PLC
4,330	10/21/18	1.908%	3 month LIBOR(2)	(99,734)	—	(99,734)	Barclays Bank PLC
12,840	11/08/18	1.738%	3 month LIBOR(2)	(132,731)	—	(132,731)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$35,500	12/05/18	1.820%	3 month LIBOR(2)	$(497,455)	$—	$(497,455)	Barclays Bank PLC
11,540	12/08/18	1.803%	3 month LIBOR(2)	(145,332)	—	(145,332)	Barclays Bank PLC
7,000	12/14/18	1.709%	3 month LIBOR(2)	(42,268)	—	(42,268)	Barclays Bank PLC
4,140	01/04/19	1.663%	3 month LIBOR(2)	(7,062)	—	(7,062)	Barclays Bank PLC
855	10/01/20	2.523%	3 month LIBOR(2)	(48,988)	—	(48,988)	UBS AG
4,500	07/20/21	3.035%	3 month LIBOR(1)	476,907	—	476,907	Citibank N.A.
4,430	08/01/21	3.068%	3 month LIBOR(1)	478,171	—	478,171	Citibank N.A.
2,510	08/04/21	2.803%	3 month LIBOR(1)	208,495	—	208,495	Barclays Bank PLC
118,100	08/09/21	2.579%	3 month LIBOR(1)	7,306,718	—	7,306,718	Morgan Stanley Capital Services
1,580	08/09/21	2.625%	3 month LIBOR(2)	(104,552)	—	(104,552)	Citibank N.A.
40,800	08/10/21	2.575%	3 month LIBOR(1)	2,506,910	—	2,506,910	Barclays Bank PLC
22,180	08/10/21	2.573%	3 month LIBOR(1)	1,357,666	—	1,357,666	Barclays Bank PLC
6,475	08/11/21	2.590%	3 month LIBOR(1)	405,766	—	405,766	Morgan Stanley Capital Services
5,000	08/12/21	2.323%	3 month LIBOR(1)	188,983	—	188,983	UBS AG
10,650	08/17/21	2.435%	3 month LIBOR(2)	(509,991)	—	(509,991)	Morgan Stanley Capital Services
60,500	08/18/21	2.355%	3 month LIBOR(1)	2,442,933	—	2,442,933	Citibank N.A.
5,565	08/18/21	2.408%	3 month LIBOR(2)	(251,881)	—	(251,881)	Citibank N.A.
2,140	08/19/21	2.350%	3 month LIBOR(2)	(85,209)	—	(85,209)	Barclays Bank PLC
4,100	08/22/21	2.210%	3 month LIBOR(2)	(108,807)	—	(108,807)	JPMorgan Chase Bank
2,180	08/22/21	2.204%	3 month LIBOR(1)	56,597	—	56,597	UBS AG
13,900	08/24/21	2.253%	3 month LIBOR(1)	421,822	—	421,822	Bank of America N.A.
3,480	08/24/21	2.255%	3 month LIBOR(1)	106,416	—	106,416	Citibank N.A.
3,480	08/24/21	2.250%	3 month LIBOR(1)	104,798	—	104,798	Citibank N.A.
10,850	08/25/21	2.283%	3 month LIBOR(1)	358,793	—	358,793	Morgan Stanley Capital Services
7,905	08/25/21	2.222%	3 month LIBOR(2)	(216,833)	—	(216,833)	Bank of America N.A.
8,860	08/31/21	2.343%	3 month LIBOR(1)	341,982	—	341,982	UBS AG
3,645	09/06/21	2.431%	3 month LIBOR(1)	168,047	—	168,047	Morgan Stanley Capital Services
3,020	09/06/21	2.223%	3 month LIBOR(1)	80,647	—	80,647	UBS AG
2,150	09/06/21	2.248%	3 month LIBOR(1)	62,410	—	62,410	Barclays Bank PLC
2,135	09/09/21	2.205%	3 month LIBOR(2)	(53,139)	—	(53,139)	Barclays Bank PLC
2,100	09/13/21	2.171%	3 month LIBOR(2)	(45,157)	—	(45,157)	Bank of America N.A.
3,490	09/15/21	2.166%	3 month LIBOR(1)	73,008	—	73,008	Barclays Bank PLC
2,115	09/16/21	2.213%	3 month LIBOR(1)	53,159	—	53,159	Barclays Bank PLC
2,765	09/22/21	2.158%	3 month LIBOR(1)	54,349	—	54,349	Barclays Bank PLC
2,100	09/23/21	2.099%	3 month LIBOR(2)	(29,676)	—	(29,676)	Citibank N.A.
28,785	09/27/21	1.933%	3 month LIBOR(1)	(44,336)	—	(44,336)	Citibank N.A.
2,960	09/28/21	2.016%	3 month LIBOR(1)	18,227	—	18,227	Barclays Bank PLC
2,950	09/29/21	2.158%	3 month LIBOR(1)	56,775	—	56,775	Barclays Bank PLC
45,005	10/03/21	2.188%	3 month LIBOR(1)	935,610	—	935,610	Barclays Bank PLC
2,305	10/03/21	2.160%	3 month LIBOR(1)	42,036	—	42,036	Morgan Stanley Capital Services
1,550	10/04/21	2.108%	3 month LIBOR(1)	20,666	—	20,666	Citibank N.A.
8,135	10/05/21	2.061%	3 month LIBOR(1)	72,860	—	72,860	Barclays Bank PLC
16,980	10/06/21	1.965%	3 month LIBOR(1)	(1,034)	—	(1,034)	JPMorgan Chase Bank
3,940	10/06/21	2.038%	3 month LIBOR(2)	(26,260)	—	(26,260)	Citibank N.A.
1,645	10/07/21	2.135%	3 month LIBOR(1)	25,715	—	25,715	Citibank N.A.
4,070	10/11/21	2.265%	3 month LIBOR(2)	(111,416)	—	(111,416)	Citibank N.A.
2,410	10/11/21	2.118%	3 month LIBOR(1)	33,047	—	33,047	Citibank N.A.
12,000	10/13/21	2.340%	3 month LIBOR(1)	409,990	—	409,990	UBS AG
4,120	10/14/21	2.405%	3 month LIBOR(1)	165,185	—	165,185	UBS AG
3,700	11/08/21	2.213%	3 month LIBOR(1)	75,127	—	75,127	Barclays Bank PLC
15,460	11/22/21	2.175%	3 month LIBOR(1)	243,618	—	243,618	Morgan Stanley Capital Services
3,490	11/23/21	2.148%	3 month LIBOR(2)	(45,859)	—	(45,859)	Citibank N.A.
24,925	11/25/21	2.148%	3 month LIBOR(1)	323,580	—	323,580	Morgan Stanley Capital Services
7,875	11/29/21	2.129%	3 month LIBOR(1)	86,427	—	86,427	JPMorgan Chase Bank
18,245	11/30/21	2.229%	3 month LIBOR(1)	367,530	—	367,530	JPMorgan Chase Bank
4,420	12/22/21	2.085%	3 month LIBOR(1)	24,097	—	24,097	Barclays Bank PLC
2,320	12/23/21	2.105%	3 month LIBOR(1)	16,774	—	16,774	Barclays Bank PLC
940	12/23/21	2.090%	3 month LIBOR(2)	(5,494)	—	(5,494)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,440	12/28/21	2.118%	3 month LIBOR(2)	$(19,749)	$—	$(19,749)	Barclays Bank PLC
65,000	12/31/21	3.907%	3 month LIBOR(1)	15,717,650	—	15,717,650	JPMorgan Chase Bank
35,500	12/31/21	2.859%	3 month LIBOR(1)	3,200,325	—	3,200,325	Barclays Bank PLC
31,000	12/31/21	3.401%	3 month LIBOR(1)	4,878,470	—	4,878,470	JPMorgan Chase Bank
27,600	12/31/21	3.365%	3 month LIBOR(1)	4,246,536	—	4,246,536	Morgan Stanley Capital Services
27,170	12/31/21	3.374%	3 month LIBOR(1)	4,229,010	—	4,229,010	Barclays Bank PLC
25,630	12/31/21	3.879%	3 month LIBOR(1)	5,853,636	—	5,853,636	Citibank N.A.
22,850	12/31/21	4.001%	3 month LIBOR(2)	(5,630,697)	—	(5,630,697)	Morgan Stanley Capital Services
17,100	12/31/21	3.754%	3 month LIBOR(1)	3,606,390	—	3,606,390	Barclays Bank PLC
9,400	12/31/21	3.667%	3 month LIBOR(1)	1,878,872	—	1,878,872	JPMorgan Chase Bank
8,000	12/31/21	0.000%	3 month LIBOR(2)	(1,866,080)	—	(1,866,080)	JPMorgan Chase Bank
1,500	12/31/21	4.053%	3 month LIBOR(2)	(381,405)	—	(381,405)	Morgan Stanley Capital Services
950	12/31/21	2.865%	3 month LIBOR(1)	111,074	—	111,074	Bank of America N.A.
13,400	08/18/26	2.885%	3 month LIBOR(2)	(1,010,381)	—	(1,010,381)	Citibank N.A.
1,310	09/27/26	2.313%	3 month LIBOR(1)	(2,602)	—	(2,602)	Citibank N.A.
1,920	10/03/26	2.570%	3 month LIBOR(1)	58,071	—	58,071	Barclays Bank PLC
705	10/05/26	2.410%	3 month LIBOR(1)	6,551	—	6,551	Barclays Bank PLC
670	10/06/26	2.312%	3 month LIBOR(1)	(2,390)	—	(2,390)	JPMorgan Chase Bank
610	11/02/26	2.773%	3 month LIBOR(2)	(33,076)	—	(33,076)	Barclays Bank PLC
10,700	12/05/26	2.610%	3 month LIBOR(2)	(327,897)	—	(327,897)	Barclays Bank PLC
1,400	12/21/26	2.388%	3 month LIBOR(2)	(1,159)	—	(1,159)	Barclays Bank PLC
1,570	08/24/41	3.074%	3 month LIBOR(2)	(171,188)	—	(171,188)	Citibank N.A.
1,570	08/24/41	3.065%	3 month LIBOR(2)	(168,240)	—	(168,240)	Citibank N.A.
1,590	09/06/41	3.110%	3 month LIBOR(2)	(184,502)	—	(184,502)	UBS AG
1,590	09/06/41	3.028%	3 month LIBOR(2)	(156,378)	—	(156,378)	UBS AG
1,560	09/08/41	2.954%	3 month LIBOR(1)	128,557	—	128,557	Barclays Bank PLC
1,200	09/09/41	3.019%	3 month LIBOR(1)	115,693	—	115,693	Barclays Bank PLC
1,720	10/11/41	2.719%	3 month LIBOR(2)	(50,200)	—	(50,200)	JPMorgan Chase Bank
1,750	10/17/41	2.905%	3 month LIBOR(1)	119,888	—	119,888	Barclays Bank PLC
1,700	12/12/41	2.685%	3 month LIBOR(1)	30,185	—	30,185	Citibank N.A.
1,610	12/20/41	2.614%	3 month LIBOR(2)	(3,467)	—	(3,467)	Citibank N.A.
975	12/20/41	2.615%	3 month LIBOR(1)	2,359	—	2,359	Barclays Bank PLC

				$49,913,913	$—	$49,913,913

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$34,225,700	$—
Commercial Mortgage-Backed Securities	—	36,721,333	—
Corporate Bonds	—	67,582,458	—
Non-Corporate Foreign Agencies	—	23,602,927	—
U.S. Government Agency Obligations	—	105,234,257	—
U.S. Government Mortgage-Backed Securities	—	61,342,176	—
U.S. Treasury Obligations	—	42,977,605	—
Affiliated Money Market Mutual Fund	305,314,378	—	—
Other Financial Instruments*
Futures Contracts	(271,119)	—	—
Interest Rate Swaps	—	14,070,132	35,843,781

Total	$305,043,259	$385,756,588	$35,843,781

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Interest Rate Swaps
Balance as of 12/31/10	$(781,456)
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)***	36,625,237
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/11	$35,843,781

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	The realized gain during the reporting period for other financial instruments was $3,945,000.
***	Of which, $34,238,850 was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:
Affiliated Money Market Mutual Fund (including 10.7% of collateral received for securities on loan)	46.8%
U.S. Government Agency Obligations	16.1
U.S. Government Mortgage-Backed Securities	9.4
Banking	6.8
U.S. Treasury Obligations	6.6
Commercial Mortgage-Backed Securities	5.6
Asset-Backed Securities	5.2
Non-Corporate Foreign Agencies	3.6
Foods	0.4
Media & Entertainment	0.4
Capital Goods	0.3
Non-Captive Finance	0.3
Telecommunications	0.3

Energy—Integrated	0.2%
Healthcare & Pharmaceutical	0.2
Insurance	0.2
Metals	0.2
Pipelines & Other	0.2
Retailers	0.2
Tobacco	0.2
Chemicals	0.1
Electric	0.1
Energy—Other	0.1
Healthcare Insurance	0.1
Railroads	0.1

103.7
Liabilities in excess of other assets	(3.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$64,577	*	Due from broker-variation margin	$335,696	*
Interest rate contracts	Unrealized appreciation on swap agreements	64,977,072		Unrealized depreciation on swap agreements	15,063,159

Total		$65,041,649			$15,398,855

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(9,514,664)	$18,292,518	$8,777,854

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(95,806)	$50,200,015	$50,104,209

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$8,377,835	$132,877,444	$731,183,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2011
ASSETS:
Investments at value, including securities on loan of $68,444,554:
Unaffiliated investments (cost $356,043,176)	$371,686,456
Affiliated investments (cost $305,314,378)	305,314,378
Unrealized appreciation on swap agreements	64,977,072
Dividends and interest receivable	1,502,832
Tax reclaim receivable	10,777
Prepaid expenses	2,336

Total Assets	743,493,851

LIABILITIES:
Payable to broker for collateral for securities on loan	69,730,550
Unrealized depreciation on swap agreements	15,063,159
Payable for investments purchased	3,910,120
Payable for fund share repurchased	1,468,235
Advisory fees payable	356,524
Due to broker-variation margin	139,016
Accrued expenses and other liabilities	53,591
Shareholder servicing fees payable	48,656
Affiliated transfer agent fee payable	508
Payable to custodian	67

Total Liabilities	90,770,426

NET ASSETS	$652,723,425

Net assets were comprised of:
Paid-in capital	$574,707,120
Retained earnings	78,016,305

Net assets, December 31, 2011	$652,723,425

Net asset value and redemption price per share, $652,723,425 / 48,472,828 outstanding shares of beneficial interest	$13.47

STATEMENT OF OPERATIONS Year Ended December 31, 2011
INVESTMENT INCOME
Unaffiliated interest income	$6,419,887
Affiliated dividend income	249,840
Affiliated income from securities lending, net	61,514

6,731,241

EXPENSES
Advisory fees	2,694,594
Shareholder servicing fees and expenses	420,531
Custodian and accounting fees	73,000
Audit fee	36,000
Shareholders’ reports	15,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (includingaffiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	98
Miscellaneous	8,632

Total expenses	3,283,855
Less: shareholder servicing fee waiver	(34,846)

Net expenses	3,249,009

NET INVESTMENT INCOME	3,482,232

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	4,629,018
Futures transactions	(9,514,664)
Swap agreement transactions	18,292,518

13,406,872

Net change in unrealized appreciation (depreciation) on:
Investments	16,982,750
Futures	(95,806)
Swap agreements	50,200,015

67,086,959

NET GAIN ON INVESTMENTS	80,493,831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,976,063

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	January 4, 2010* through December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,482,232	$396,363
Net realized gain (loss) on investment transactions	13,406,872	(4,158,122)
Net change in unrealized appreciation (depreciation) on investments	67,086,959	(1,800,885)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	83,976,063	(5,562,644)

DISTRIBUTIONS	(397,114)	—

FUND SHARE TRANSACTIONS:
Fund share sold [76,275,255 and 25,404,545 shares, respectively]	930,518,324	289,704,397
Fund share issued in reinvestment of distributions [33,740 and 0 shares, respectively]	397,114	—
Fund share repurchased [42,833,154 and 10,407,558 shares, respectively]	(529,921,758)	(115,990,957)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	400,993,680	173,713,440

TOTAL INCREASE IN NET ASSETS	484,572,629	168,150,796
NET ASSETS:
Beginning of period	168,150,796	—

End of period	$652,723,425	$168,150,796

*	Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A 78

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 46.3% ASSET-BACKED SECURITIES — 2.8%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%		10/15/13	$19	$19,204
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.448%	(c)	04/15/17	1,000	1,000,538
BA Credit Card Trust, Series A11, Class A11	Aaa	0.308%	(c)	04/15/16	100	99,833
Bank One Issuance Trust, Series A3, Class A3	Aaa	0.448%	(c)	02/15/17	100	100,076
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	1,200	1,198,498
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	100	120,011
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6	Baa2	6.300%		06/20/14	1,200	1,228,819
Discover Card Master Trust I, Series 2005-4, Class A2	Aaa	0.368%	(c)	06/16/15	110	109,988
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	200	199,809
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14	800	799,371
Ford Credit Auto Owner Trust, Series 2011-B, Class A2	AAA(d)	0.680%		01/15/14	200	200,022
Harley-Davidson Motorcycle Trust, Series 2, Class A2	Aaa	0.710%		05/15/15	1,000	998,602
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.478%	(c)	10/15/14	200	199,998
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	1,100	1,099,512
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.278%	(c)	03/15/15	900	907,563
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.458%	(c)	01/15/14	200	200,061
World Omni Auto Receivables Trust, Series B, Class A2	Aaa	0.650%		08/15/14	1,000	998,884

TOTAL ASSET-BACKED SECURITIES (cost $9,493,630)						9,480,789

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.7%
Bear Stearns Commercial Mortgage Securities, Series PW11, Class A4	AAA	5.441%	(c)	03/11/39	100	110,860
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	750	765,689
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.344%	(c)	01/15/46	790	854,150
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.751%	(c)	06/10/46	1,000	1,104,248
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	AAA(d)	5.100%	(c)	08/15/38	100	109,471
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 144A	Aaa	3.527%		07/10/44	192	199,304
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	699	702,945
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	400	434,894
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	1,600	1,756,645
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	(c)	10/15/42	100	108,712
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%		08/15/46	300	321,243

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4	AAA(d)	4.954%		09/15/30	$100	$109,164
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	Aaa	5.047%	(c)	07/12/38	200	219,110
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.666%	(c)	05/12/39	160	178,424
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	700	779,295
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.430%	(c)	02/12/39	50	55,008
Morgan Stanley Capital I, Series 2006-HQ9, Class A4	AAA(d)	5.731%	(c)	07/12/44	200	221,315
Wachovia Bank Commercial Mortgage Trust, Series C24, Class A3	Aaa	5.558%	(c)	03/15/45	100	110,315
Wachovia Bank Commercial Mortgage Trust, Series C26, Class A3	Aaa	6.011%	(c)	06/15/45	800	900,874

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,864,444)
						9,041,666

CORPORATE BONDS — 6.1%
Banking — 3.7%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%		05/20/19	200	258,574
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.000%		09/01/17	150	146,494
Bank of Montreal (Canada), Covered Notes, 144A	Aaa	1.300%		10/31/14	2,250	2,246,139
Bank of Nova Scotia (Canada), Covered Notes, 144A	Aaa	1.250%		11/07/14	3,000	2,987,325
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	0.900%		09/19/14	1,400	1,385,797
Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A	Aaa	2.000%		02/04/13	2,000	2,022,270
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%		07/15/21	200	205,823
Citigroup, Inc., Sr. Unsec’d. Notes	A3	4.500%		01/14/22	810	779,239
Citigroup, Inc., Unsec’d. Notes	A3	8.500%		05/22/19	125	147,136
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%		07/27/21	450	438,993
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%		03/15/20	75	74,027
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%		08/15/21	200	201,981
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%		04/23/19	125	141,580
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.750%		01/25/21	150	139,921
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	A2	5.500%		01/26/20	125	113,784
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	Aaa	0.875%		09/12/14	1,000	990,040
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%		02/01/18	200	227,204

						12,506,327

Capital Goods — 0.2%
Honeywell International, Inc., Sr. Unsec’d. Notes	A2	4.250%		03/01/21	100	112,906
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%		09/15/21	10	10,455
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%		10/15/21	65	66,245
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%		07/12/21	200	217,700
Waste Management, Inc., Gtd. Notes	Baa3	2.600%		09/01/16	40	40,601

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Capital Goods (continued)
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875%	10/01/21	$140	$148,366

					596,273

Chemicals — 0.1%
Ecolab Inc, Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21	175	186,881
EI du Pont de Nemours & Co, Sr. Unsec’d. Notes	A2	4.250%	04/01/21	175	197,766

					384,647

Consumer
VF Corp., Sr. Unsec’d. Notes	A3	3.500%	09/01/21	40	41,552

Electric
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	125	133,157

Energy — Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	70	73,320
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	130	136,243
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	105	115,644

					325,207

Energy — Other — 0.2%
Halliburton Co, Sr. Unsec’d. Notes	A2	3.250%	11/15/21	270	278,957
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	245	253,451
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	3.125%	02/15/22	200	205,169
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	150	155,877

					893,454

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	5.375%	01/15/20	100	117,280
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	7.750%	01/15/19	125	161,895
JM Smucker Co. (The), Gtd. Notes	A3	3.500%	10/15/21	120	122,766
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	200	230,770

					632,711

Healthcare & Pharmaceutical — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	100	102,577
Gilead Sciences Inc, Sr. Unsec’d. Notes	Baa1	4.400%	12/01/21	385	407,596
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	55	57,442

					567,615

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	125	130,469
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	125	140,527

					270,996

Insurance — 0.2%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	140	136,922

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	$350	$378,628
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	125	156,743

					672,293

Media & Entertainment — 0.3%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	200	211,118
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	200	211,069
Time Warner Inc, Gtd. Notes	Baa2	4.000%	01/15/22	30	30,944
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	50	54,181
Viacom Inc, Sr. Unsec’d. Notes	Baa1	3.875%	12/15/21	465	474,704

					982,016

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	4.625%	01/07/21	45	46,685
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.650%	10/17/21	150	156,550
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	Aa2	6.000%	08/07/19	75	86,147
General Electric Capital Corp., Sub. Notes	Aa3	5.300%	02/11/21	250	267,238

					556,620

Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	Baa3	4.750%	02/15/22	290	308,256

Pipelines & Other — 0.1%
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	4.150%	03/01/22	175	177,999
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.125%	11/15/20	150	153,941
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.000%	11/15/21	60	61,609

					393,549

Railroads — 0.1%
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	200	202,835
Norfolk Southern Corp., Sr. Usec’d. Notes	Baa1	5.900%	06/15/19	150	182,262

					385,097

Real Estate Investment Trusts
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	155	158,322

Retailers — 0.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	125	152,364
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	100	115,549

					267,913

Telecommunications — 0.2%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	210	209,415
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	305	322,614
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	200	225,773

					757,802

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Tobacco
Altria Group, Inc., Gtd. Notes	Baa1	9.700%		11/10/18	$50	$67,271

TOTAL CORPORATE BONDS (cost $20,732,533)						20,901,078

NON-CORPORATE FOREIGN AGENCIES — 0.9%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	Aaa	2.375%		03/31/16	370	364,652
Canadian Natural Resources Ltd (Canada), Sr. Unsec’d. Notes	Baa1	3.450%		11/15/21	195	203,236
Export Development Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.250%		10/26/16	455	460,157
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa2	4.875%		01/14/22	250	264,223
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%		08/25/21	1,710	1,707,827

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $2,968,932)						3,000,095

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.7%
Federal Farm Credit Bank		1.625%		11/19/14	500	515,826
Federal Home Loan Banks		1.375%		05/28/14	7,500	7,647,802
Federal Home Loan Banks		2.750%		12/12/14	370	392,355
Federal Home Loan Mortgage Corp.		0.375%		11/27/13	10,060	10,043,753
Federal Home Loan Mortgage Corp.		0.625%		12/29/14	13,465	13,455,144
Federal Home Loan Mortgage Corp.		3.750%		03/27/19	350	399,536
Federal National Mortgage Association		1.375%		11/15/16	13,290	13,407,377
Federal National Mortgage Association		2.375%		04/11/16	2,320	2,451,203
Federal National Mortgage Association		2.750%		03/13/14	500	523,933
Federal National Mortgage Association		5.375%		06/12/17	5,040	6,089,459
Financing Corp. FICO Strips Coupon, Series D-P		2.140%	(s)	09/26/19	1,500	1,273,486
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		12/04/23	150	191,265
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		09/18/23	350	446,848
Israel Government AID Bond (Israel), Series 4-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	734	701,867
Israel Government AID Bond (Israel), Series 6-Z, Gov’t. Gtd. Notes		1.090%	(s)	02/15/16	681	651,187
Resolution Funding Corp. Interest Strip		2.770%	(s)	01/15/22	1,700	1,325,420
Tennessee Valley Authority, Sr. Unsec’d. Notes		3.875%		02/15/21	470	536,226

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $59,457,128)						60,052,687

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 11.1%
Government National Mortgage Association (cost $37,197,092)		4.000%		04/20/39-10/20/41	35,225	37,745,971

U.S. TREASURY OBLIGATIONS — 5.0%
U.S. Treasury Bonds		3.750%		08/15/41	140	164,653
U.S. Treasury Notes(k)		0.250%		10/31/13	160	160,025
U.S. Treasury Notes		0.250%		12/15/14	10	9,967
U.S. Treasury Notes		0.750%		12/15/13	14,165	14,301,664
U.S. Treasury Notes		0.875%		12/31/16	1,410	1,412,534
U.S. Treasury Strips Coupon		3.040%	(n)	05/15/25	900	637,124
U.S. Treasury Strips Coupon(k)		3.300%	(n)	11/15/26	385	257,063

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,722,757)						16,943,030

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

		Value (Note 2)

TOTAL LONG-TERM INVESTMENTS (cost $155,436,516)		$157,165,316

	Shares
SHORT-TERM INVESTMENT — 49.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $168,086,366)(Note 4)(w)	168,086,366	168,086,366

TOTAL INVESTMENTS — 95.9% (cost $323,522,882)		325,251,682
Other assets in excess of liabilities(x) — 4.1%		13,736,856

NET ASSETS — 100.0%		$338,988,538

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FICO	Financing Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2011.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Position:
32	U.S. Long Bond	Mar. 2012	$4,520,885	$4,634,000	$113,115

Short Positions:
100	2 Year U.S. Treasury Notes	Mar. 2012	22,036,394	22,054,688	(18,294)
91	5 Year U.S. Treasury Notes	Mar. 2012	11,199,127	11,216,461	(17,334)
51	10 Year U.S. Treasury Notes	Mar. 2012	6,627,536	6,687,375	(59,839)
6	U.S. Ultra Bond	Mar. 2012	956,262	961,125	(4,863)

					(100,330)

					$12,785

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$1,665	09/01/13	0.502%	3 month LIBOR(2)	$3,833	$—	$3,833	Barclays Bank PLC
10,415	10/30/13	0.563%	3 month LIBOR(2)	22,593	—	22,593	Morgan Stanley Capital Services
7,650	05/28/14	0.580%	3 month LIBOR(2)	30,429	—	30,429	Barclays Bank PLC
10,600	08/15/14	0.620%	3 month LIBOR(2)	23,113	—	23,113	Barclays Bank PLC
7,855	08/27/14	0.630%	3 month LIBOR(2)	17,802	—	17,802	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$7,855	08/28/14	0.630%	3 month LIBOR(2)	$17,738	$—	$17,738	Barclays Bank PLC
1,000	09/12/14	0.656%	3 month LIBOR(2)	1,623	—	1,623	Barclays Bank PLC
1,400	09/19/14	0.669%	3 month LIBOR(2)	1,852	—	1,852	JPMorgan Chase Bank
1,970	09/27/14	0.650%	3 month LIBOR(2)	3,924	—	3,924	Citibank N.A.
5,905	10/28/14	0.809%	3 month LIBOR(2)	(6,117)	—	(6,117)	Barclays Bank PLC
2,250	10/28/14	0.816%	3 month LIBOR(2)	(2,791)	—	(2,791)	Barclays Bank PLC
3,000	11/01/14	0.784%	3 month LIBOR(2)	(508)	—	(508)	Morgan Stanley Capital Services
740	09/28/15	0.918%	3 month LIBOR(2)	(718)	—	(718)	Barclays Bank PLC
900	10/06/15	9.980%	3 month LIBOR(2)	(2,639)	—	(2,639)	Citibank N.A.
4,370	05/31/16	1.180%	3 month LIBOR(1)	9,659	—	9,659	Barclays Bank PLC
4,370	05/31/16	1.175%	3 month LIBOR(1)	8,877	—	8,877	Barclays Bank PLC
1,110	05/31/16	1.220%	3 month LIBOR(1)	4,285	—	4,285	Barclays Bank PLC
230	08/04/16	1.528%	3 month LIBOR(2)	(5,335)	—	(5,335)	Citibank N.A.
9,900	08/15/16	1.285%	3 month LIBOR(2)	(106,126)	—	(106,126)	Barclays Bank PLC
870	08/22/16	1.168%	3 month LIBOR(2)	(3,992)	—	(3,992)	Morgan Stanley Capital Services
1,490	08/26/16	1.299%	3 month LIBOR(1)	16,106	—	16,106	Morgan Stanley Capital Services
1,000	08/31/16	1.303%	3 month LIBOR(2)	(10,818)	—	(10,818)	Barclays Bank PLC
1,705	09/28/16	1.238%	3 month LIBOR(2)	(11,072)	—	(11,072)	Barclays Bank PLC
35,200	12/02/16	1.310%	3 month LIBOR(2)	(194,839)	—	(194,839)	Barclays Bank PLC
2,640	12/06/16	1.388%	3 month LIBOR(2)	(24,158)	—	(24,158)	Barclays Bank PLC
8,730	12/08/16	1.345%	3 month LIBOR(2)	(60,926)	—	(60,926)	Barclays Bank PLC
2,230	12/29/16	1.351%	3 month LIBOR(1)	14,439	—	14,439	Barclays Bank PLC
1,490	12/30/16	1.328%	3 month LIBOR(1)	7,851	—	7,851	Citibank N.A.
3,760	01/03/17	1.311%	3 month LIBOR(2)	(15,867)	—	(15,867)	Citibank N.A.
270	05/15/18	2.318%	3 month LIBOR(1)	13,981	—	13,981	JPMorgan Chase Bank
220	08/03/18	2.293%	3 month LIBOR(1)	12,135	—	12,135	Barclays Bank PLC
1,200	08/09/18	2.136%	3 month LIBOR(1)	53,067	—	53,067	Bank of America N.A.
8,750	08/15/18	1.890%	3 month LIBOR(2)	(238,033)	—	(238,033)	Barclays Bank PLC
1,070	08/30/18	1.850%	3 month LIBOR(1)	25,124	—	25,124	Morgan Stanley Capital Services
700	08/31/18	1.893%	3 month LIBOR(2)	(18,518)	—	(18,518)	Barclays Bank PLC
1,800	09/02/18	1.812%	3 month LIBOR(2)	(37,577)	—	(37,577)	Bank of America NA
910	09/21/18	1.673%	3 month LIBOR(2)	(9,324)	—	(9,324)	Barclays Bank PLC
1,880	10/11/18	1.770%	3 month LIBOR(1)	27,403	—	27,403	JPMorgan Chase Bank
1,940	10/21/18	1.908%	3 month LIBOR(2)	(44,685)	—	(44,685)	Barclays Bank PLC
2,795	11/08/18	1.738%	3 month LIBOR(2)	(28,893)	—	(28,893)	Citibank N.A.
30,000	11/30/18	1.823%	3 month LIBOR(2)	(434,080)	—	(434,080)	Barclays Bank PLC
4,000	12/08/18	1.803%	3 month LIBOR(2)	(50,375)	—	(50,375)	Barclays Bank PLC
2,720	12/14/18	1.709%	3 month LIBOR(2)	(16,424)	—	(16,424)	Barclays Bank PLC
10,200	01/04/19	1.663%	3 month LIBOR(2)	(17,400)	—	(17,400)	Barclays Bank PLC
200	06/08/21	4.640%	3 month LIBOR(1)	16,061	—	16,061	Morgan Stanley Capital Services
350	07/20/21	3.035%	3 month LIBOR(1)	37,093	—	37,093	Citibank N.A.
500	07/26/21	3.068%	3 month LIBOR(1)	54,329	—	54,329	Morgan Stanley Capital Services
100	07/28/21	3.085%	3 month LIBOR(1)	10,999	—	10,999	Bank of America NA
910	08/04/21	2.803%	3 month LIBOR(1)	75,590	—	75,590	Barclays Bank PLC
36,500	08/09/21	2.579%	3 month LIBOR(1)	2,258,215	—	2,258,215	Morgan Stanley Capital Services
1,650	08/09/21	2.638%	3 month LIBOR(2)	(111,103)	—	(111,103)	Barclays Bank PLC
170	08/09/21	2.625%	3 month LIBOR(2)	(11,249)	—	(11,249)	Citibank N.A.
13,200	08/10/21	2.575%	3 month LIBOR(1)	811,059	—	811,059	Barclays Bank PLC
52,400	08/11/21	2.590%	3 month LIBOR(1)	3,288,930	—	3,288,930	Morgan Stanley Capital Services
2,000	08/11/21	2.486%	3 month LIBOR(2)	(106,206)	—	(106,206)	Barclays Bank PLC
3,100	08/12/21	2.323%	3 month LIBOR(1)	117,170	—	117,170	UBS AG
800	08/15/21	2.380%	3 month LIBOR(2)	(34,322)	—	(34,322)	Barclays Bank PLC
1,795	08/18/21	2.408%	3 month LIBOR(2)	(81,245)	—	(81,245)	Citibank N.A.
1,025	08/19/21	2.280%	3 month LIBOR(2)	(34,157)	—	(34,157)	Bank of America NA
460	08/19/21	2.350%	3 month LIBOR(2)	(18,316)	—	(18,316)	Barclays Bank PLC
460	08/22/21	2.204%	3 month LIBOR(1)	11,942	—	11,942	UBS AG
3,000	08/24/21	2.253%	3 month LIBOR(1)	91,040	—	91,040	Bank of America N.A.
760	08/24/21	2.255%	3 month LIBOR(1)	23,240	—	23,240	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$760	08/24/21	2.250%	3 month LIBOR(1)	$22,887	$—	$22,887	Citibank N.A.
2,400	08/25/21	2.283%	3 month LIBOR(1)	79,364	—	79,364	Morgan Stanley Capital Services
1,710	08/25/21	2.222%	3 month LIBOR(2)	(46,905)	—	(46,905)	Bank of America N.A.
8,340	08/31/21	2.343%	3 month LIBOR(1)	321,911	—	321,911	UBS AG
4,880	09/02/21	2.378%	3 month LIBOR(2)	(201,822)	—	(201,822)	Barclays Bank PLC
2,900	09/06/21	2.265%	3 month LIBOR(2)	(89,311)	—	(89,311)	UBS AG
1,090	09/06/21	2.394%	3 month LIBOR(2)	(46,454)	—	(46,454)	Barclays Bank PLC
795	09/06/21	2.431%	3 month LIBOR(1)	36,652	—	36,652	Morgan Stanley Capital Services
660	09/06/21	2.223%	3 month LIBOR(1)	17,625	—	17,625	UBS AG
455	09/06/21	2.248%	3 month LIBOR(1)	13,208	—	13,208	Barclays Bank PLC
3,100	09/08/21	2.180%	3 month LIBOR(1)	70,524	—	70,524	Morgan Stanley Capital Services
500	09/13/21	2.171%	3 month LIBOR(2)	(10,752)	—	(10,752)	Bank of America N.A.
1,040	09/14/21	2.160%	3 month LIBOR(1)	21,213	—	21,213	Barclays Bank PLC
2,010	09/15/21	2.166%	3 month LIBOR(1)	42,048	—	42,048	Barclays Bank PLC
515	09/16/21	2.213%	3 month LIBOR(1)	12,944	—	12,944	Barclays Bank PLC
660	09/19/21	2.259%	3 month LIBOR(2)	(19,309)	—	(19,309)	Barclays Bank PLC
840	09/22/21	2.158%	3 month LIBOR(1)	16,511	—	16,511	Barclays Bank PLC
500	09/23/21	2.099%	3 month LIBOR(2)	(7,066)	—	(7,066)	Citibank N.A.
17,495	09/27/21	1.933%	3 month LIBOR(1)	(26,946)	—	(26,946)	Citibank N.A.
2,540	09/28/21	2.016%	3 month LIBOR(1)	15,641	—	15,641	Barclays Bank PLC
3,950	09/29/21	2.158%	3 month LIBOR(1)	76,021	—	76,021	Barclays Bank PLC
29,885	10/03/21	2.188%	3 month LIBOR(1)	621,280	—	621,280	Barclays Bank PLC
690	10/03/21	2.160%	3 month LIBOR(1)	12,584	—	12,584	Morgan Stanley Capital Services
460	10/04/21	2.108%	3 month LIBOR(1)	6,133	—	6,133	Citibank N.A.
1,270	10/06/21	2.038%	3 month LIBOR(2)	(8,464)	—	(8,464)	Citibank N.A.
920	10/06/21	2.060%	3 month LIBOR(2)	(8,052)	—	(8,052)	UBS AG
840	10/07/21	2.135%	3 month LIBOR(1)	13,131	—	13,131	Citibank N.A.
1,360	10/11/21	2.285%	3 month LIBOR(2)	(39,753)	—	(39,753)	Barclays Bank PLC
1,360	10/11/21	2.265%	3 month LIBOR(2)	(37,230)	—	(37,230)	Citibank N.A.
16,300	10/13/21	2.340%	3 month LIBOR(1)	556,904	—	556,904	UBS AG
4,985	10/14/21	2.405%	3 month LIBOR(1)	199,866	—	199,866	UBS AG
1,420	10/27/21	2.430%	3 month LIBOR(2)	(58,796)	—	(58,796)	Barclays Bank PLC
2,670	11/02/21	2.373%	3 month LIBOR(2)	(94,880)	—	(94,880)	Barclays Bank PLC
2,780	11/03/21	2.190%	3 month LIBOR(2)	(51,653)	—	(51,653)	Barclays Bank PLC
11,000	11/04/21	2.230%	3 month LIBOR(2)	(236,796)	—	(236,796)	Morgan Stanley Capital Services
8,195	11/22/21	2.175%	3 month LIBOR(1)	129,136	—	129,136	Morgan Stanley Capital Services
1,300	11/23/21	2.148%	3 month LIBOR(2)	(17,082)	—	(17,082)	Citibank N.A.
50,075	11/25/21	2.148%	3 month LIBOR(1)	650,080	—	650,080	Morgan Stanley Capital Services
52,565	11/29/21	2.129%	3 month LIBOR(1)	576,890	—	576,890	JPMorgan Chase Bank
22,300	11/30/21	2.229%	3 month LIBOR(1)	449,215	—	449,215	JPMorgan Chase Bank
21,800	11/30/21	2.100%	3 month LIBOR(1)	400,834	—	400,834	Barclays Bank PLC
11,045	12/05/21	2.251%	3 month LIBOR(2)	(241,464)	—	(241,464)	Barclays Bank PLC
2,060	12/06/21	2.238%	3 month LIBOR(2)	(42,323)	—	(42,323)	Barclays Bank PLC
1,920	12/06/21	2.295%	3 month LIBOR(2)	(49,653)	—	(49,653)	Barclays Bank PLC
1,070	12/19/21	2.052%	3 month LIBOR(1)	2,799	—	2,799	Barclays Bank PLC
2,700	12/22/21	2.085%	3 month LIBOR(1)	14,720	—	14,720	Barclays Bank PLC
1,215	12/23/21	2.105%	3 month LIBOR(1)	8,785	—	8,785	Barclays Bank PLC
820	12/23/21	2.090%	3 month LIBOR(2)	(4,793)	—	(4,793)	Barclays Bank PLC
1,590	12/28/21	2.118%	3 month LIBOR(2)	(12,869)	—	(12,869)	Barclays Bank PLC
10,725	12/31/22	3.526%	3 month LIBOR(1)	1,885,991	—	1,885,991	Barclays Bank PLC
6,450	12/31/22	3.001%	3 month LIBOR(1)	663,641	—	663,641	Barclays Bank PLC
4,015	12/31/22	3.510%	3 month LIBOR(1)	700,818	—	700,818	Citibank N.A.
3,500	12/31/22	4.063%	3 month LIBOR(1)	900,445	—	900,445	Citibank N.A.
2,500	12/31/22	3.843%	3 month LIBOR(1)	594,350	—	594,350	JPMorgan Chase Bank
2,500	12/31/22	3.415%	3 month LIBOR(1)	389,800	—	389,800	Citibank N.A.
2,300	12/31/22	2.422%	3 month LIBOR(1)	70,541	—	70,541	Morgan Stanley Capital Services
2,050	12/31/22	2.412%	3 month LIBOR(2)	(53,956)	—	(53,956)	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,900	12/31/22	2.467%	3 month LIBOR(2)	$(70,395)	$—	$(70,395)	Citibank N.A.
13,000	08/15/26	3.000%	3 month LIBOR(1)	1,177,691	—	1,177,691	Barclays Bank PLC
1,000	08/19/26	2.878%	3 month LIBOR(1)	74,322	—	74,322	Barclays Bank PLC
500	08/23/26	2.710%	3 month LIBOR(1)	26,054	—	26,054	Barclays Bank PLC
1,650	08/24/26	2.720%	3 month LIBOR(1)	88,011	—	88,011	Bank of America NA
4,390	09/27/26	2.313%	3 month LIBOR(1)	(8,718)	—	(8,718)	Citibank N.A.
7,380	10/03/26	2.570%	3 month LIBOR(1)	223,210	—	223,210	Barclays Bank PLC
4,445	10/05/26	2.410%	3 month LIBOR(1)	41,302	—	41,302	Barclays Bank PLC
3,830	10/06/26	2.312%	3 month LIBOR(1)	(13,661)	—	(13,661)	JPMorgan Chase Bank
1,890	11/02/26	2.773%	3 month LIBOR(2)	(102,480)	—	(102,480)	Barclays Bank PLC
27,700	11/30/26	2.550%	3 month LIBOR(1)	642,596	—	642,596	JPMorgan Chase Bank
1,350	12/21/26	2.388%	3 month LIBOR(2)	(1,118)	—	(1,118)	Barclays Bank PLC
340	08/24/41	3.074%	3 month LIBOR(2)	(37,073)	—	(37,073)	Citibank N.A.
340	08/24/41	3.065%	3 month LIBOR(2)	(36,434)	—	(36,434)	Citibank N.A.
345	09/06/41	3.110%	3 month LIBOR(2)	(40,033)	—	(40,033)	UBS AG
345	09/06/41	3.028%	3 month LIBOR(2)	(33,931)	—	(33,931)	UBS AG
360	09/08/41	2.954%	3 month LIBOR(1)	29,667	—	29,667	Barclays Bank PLC
100	09/09/41	3.019%	3 month LIBOR(1)	9,645	—	9,645	Barclays Bank PLC
590	10/11/41	2.719%	3 month LIBOR(2)	(17,220)	—	(17,220)	JPMorgan Chase Bank
630	10/17/41	2.905%	3 month LIBOR(1)	43,160	—	43,160	Barclays Bank PLC
900	12/12/41	2.685%	3 month LIBOR(1)	15,980	—	15,980	Citibank N.A.
845	12/20/41	2.614%	3 month LIBOR(2)	(1,819)	—	(1,819)	Citibank N.A.
680	12/20/41	2.615%	3 month LIBOR(1)	1,645	—	1,645	Barclays Bank PLC

				$15,571,291	$—	$15,571,291

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$9,480,789	$—
Commercial Mortgage-Backed Securities	—	9,041,666	—
Corporate Bonds	—	20,901,078	—
Non-Corporate Foreign Agencies	—	3,000,095	—
U.S. Government Agency Obligations	—	60,052,687	—
U.S. Government Mortgage-Backed Securities	—	37,745,971	—
U.S. Treasury Obligations	—	16,943,030	—
Affiliated Money Market Mutual Fund	168,086,366	—	—
Other Financial Instruments*
Futures Contracts	12,785	—	—
Interest Rate Swaps	—	10,490,056	5,081,235

Total	$168,099,151	$167,655,372	$5,081,235

Interest Rate Swaps
Balance as of 01/03/11(a)	$—
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)***	5,081,235
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/11	$5,081,235

(a)	Commencement of operations.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $0.

***	Of which, $5,081,235 was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund	49.6%
U.S. Government Agency Obligations	17.7
U.S. Government Mortgage-Backed Securities	11.1
U.S. Treasury Obligations	5.0
Banking	3.7
Asset-Backed Securities	2.8
Commercial Mortgage-Backed Securities	2.7
Non-Corporate Foreign Agencies	0.9
Media & Entertainment	0.3
Capital Goods	0.2
Energy — Other	0.2
Foods	0.2
Healthcare & Pharmaceutical	0.2
Insurance	0.2
Non-Captive Finance	0.2
Telecommunications	0.2

Chemicals	0.1%
Energy — Integrated	0.1
Healthcare Insurance	0.1
Paper	0.1
Pipelines & Other	0.1
Railroads	0.1
Retailers	0.1

95.9
Other assets in excess of liabilities	4.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$113,115	*	Due to broker-variation margin	$100,330	*
Interest rate contracts	Unrealized appreciation on swap agreements	19,079,277		Unrealized depreciation on swap agreements	3,507,986

Total		$19,192,392			$3,608,316

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(546,544)	$1,184,667	$638,123

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$12,785	$15,571,291	$15,584,076

For the period ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$4,235,059	$25,463,044	$319,202,750

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Affiliated investments (cost $168,086,366)	$168,086,366
Unaffiliated investments (cost $155,436,516)	157,165,316
Unrealized appreciation on swap agreements	19,079,277
Dividends and interest receivable	464,495
Tax reclaim receivable	2,331
Prepaid expenses	378

Total Assets	344,798,163

LIABILITIES:
Unrealized depreciation on swap agreements	3,507,986
Payable for investments purchased	1,410,101
Payable for fund share repurchased	572,182
Advisory fees payable	188,688
Accrued expenses and other liabilities	69,261
Due to broker-variation margin	31,172
Shareholder servicing fees payable	29,460
Affiliated transfer agent fee payable	508
Payable to custodian	267

Total Liabilities	5,809,625

NET ASSETS	$338,988,538

Net assets were comprised of:
Paid-in capital	$320,596,192
Retained earnings	18,392,346

Net assets, December 31, 2011	$338,988,538

Net asset value and redemption price per share, $338,988,538 / 27,698,830 outstanding shares of beneficial interest	$12.24

STATEMENT OF OPERATIONS

For the Period January 3, 2011* through December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$957,831
Affiliated dividend income	91,617

1,049,448

EXPENSES
Advisory fees	650,062
Shareholder servicing fees and expenses	101,453
Custodian and accounting fees	59,000
Audit fee	41,000
Shareholders’ reports	25,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Trustees’ fees	10,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	6,797

Total expenses	915,312

NET INVESTMENT INCOME	134,136

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	307,211
Futures transactions	(546,544)
Swap agreement transactions	1,184,667

945,334

Net change in unrealized appreciation (depreciation) on:

Investments	1,728,800
Futures	12,785
Swap agreements	15,571,291
17312,876
NET GAIN ON INVESTMENTS	18,258,210

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,392,346

STATEMENT OF CHANGES IN NET ASSETS

January 3, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$134,136
Net realized gain on investment transactions	945,334
Net change in unrealized appreciation (depreciation) on investments	17,312,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,392,346

FUND SHARE TRANSACTIONS:
Fund share sold [39,352,721 shares]	455,221,245
Fund share repurchased [11,653,891 shares]	(134,625,053)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	320,596,192

TOTAL INCREASE IN NET ASSETS	338,988,538
NET ASSETS:
Beginning of period	—

End of period	$338,988,538

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 92.1%
COMMON STOCKS	Shares	Value (Note 2)

Australia — 8.1%
CFS Retail Property Trust, REIT	798,900	$1,376,836
Charter Hall Office, REIT	358,300	1,286,305
Charter Hall Retail, REIT	200,866	657,425
Commonwealth Property Office Fund, REIT	1,410,296	1,377,538
Dexus Property Group, REIT	2,287,870	1,942,224
FKP Property Group	444,200	218,077
Goodman Group, REIT	3,088,200	1,800,405
GPT Group, REIT	809,220	2,540,943
Investa Office Fund, REIT	2,154,414	1,322,118
Mirvac Group, REIT	283,864	342,596
Stockland, REIT	815,589	2,661,044
Westfield Group, REIT	1,299,929	10,383,903

		25,909,414

Belgium — 0.2%
Cofinimmo, REIT	5,816	683,633
Brazil — 1.6%
BR Malls Participacoes SA	132,300	1,285,230
Brookfield Incorporacoes SA, REIT	100,000	265,380
Cyrela Brazil Realty SA Empreendimentos e Participacoes	85,000	676,263
Gafisa SA	75,600	166,987
Multiplan Empreendimentos Imobiliarios SA	69,713	1,430,326
PDG Realty SA Empreendimentos e Participacoes	391,900	1,239,625

		5,063,811

Canada — 0.9%
Canadian Apartment Properties, REIT	19,810	433,827
Chartwell Seniors Housing Real Estate Investment Trust, REIT	118,464	988,411
RioCan Real Estate Investment Trust, REIT	58,085	1,506,932

		2,929,170

Finland — 0.7%
Citycon Oyj	169,388	506,421
Sponda Oyj	397,989	1,607,100

		2,113,521

France — 2.7%
Fonciere des Regions, REIT	42,083	2,701,504
ICADE, REIT	7,227	568,601
Klepierre, REIT	76,675	2,187,170
Societe de la Tour Eiffel, REIT	12,356	614,562
Unibail-Rodamco SE, REIT	15,261	2,743,484

		8,815,321

Germany — 1.2%
DIC Asset AG	54,192	375,939
GSW Immobilien AG*	78,520	2,276,384
Prime Office Reit-AG*	186,277	1,048,011

		3,700,334

Hong Kong — 9.1%
Cheung Kong Holdings Ltd.	436,000	5,187,135
Hang Lung Properties Ltd.	1,217,000	3,462,995
Henderson Land Development Co. Ltd.	538,000	2,673,860
Hongkong Land Holdings Ltd.	745,000	3,382,300
Hysan Development Co. Ltd.	247,000	810,973
Link REIT (The), REIT	741,300	2,729,789

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
Sino Land Co. Ltd.	1,172,400	$1,669,552
Sun Hung Kai Properties Ltd.	630,000	7,896,699
Wharf Holdings Ltd. (The)	241,000	1,089,164
Wheelock & Co. Ltd.	150,000	371,591

		29,274,058

Italy — 0.2%
Beni Stabili SpA, REIT	1,572,388	703,723

Japan — 9.9%
Aeon Mall Co. Ltd.	103,200	2,190,838
Daito Trust Construction Co. Ltd.	40,300	3,455,632
Daiwa House Industry Co. Ltd.	240,000	2,862,414
Frontier Real Estate Investment Corp., REIT	26	210,783
Japan Logistics Fund, Inc., REIT	57	493,946
Mitsubishi Estate Co. Ltd.	494,000	7,380,798
Mitsui Fudosan Co. Ltd.	400,000	5,830,843
Nippon Accommodations Fund, Inc., REIT	153	1,029,674
Nippon Building Fund, Inc., REIT	263	2,152,657
Nomura Real Estate Holdings, Inc.	186,900	2,782,739
Sumitomo Realty & Development Co. Ltd.	198,000	3,467,637

		31,857,961

Netherlands — 2.7%
Corio NV, REIT	97,337	4,233,495
Eurocommercial Properties NV, REIT	42,996	1,365,032
Vastned Retail NV, REIT	32,786	1,468,188
Wereldhave NV, REIT	23,411	1,554,673

		8,621,388

Norway — 0.3%
Norwegian Property ASA	813,368	1,000,926

Singapore — 4.2%
Ascendas Real Estate Investment Trust, REIT	577,000	814,086
Cache Logistics Trust, REIT	1,910,000	1,398,944
CapitaCommercial Trust, REIT	1,135,000	923,191
CapitaLand Ltd.	919,000	1,565,853
CapitaMall Trust, REIT	1,482,000	1,942,408
CDL Hospitality Trusts, REIT	170,000	202,498
City Developments Ltd.	298,000	2,044,794
Global Logistic Properties Ltd.*	397,000	537,169
Keppel Land Ltd.	1,153,100	1,973,619
K-REIT Asia, REIT	120,250	76,950
Mapletree Commercial Trust, REIT	1,187,000	777,881
Mapletree Industrial Trust, REIT	1,095,280	907,772
Mapletree Logistics Trust, REIT	650,000	423,461

		13,588,626

Sweden — 0.5%
Hufvudstaden AB (Class A Stock)	15,717	159,978
Klovern AB	369,011	1,388,741
Kungsleden AB	14,780	98,790

		1,647,509

United Kingdom — 3.7%
Atrium European Real Estate Ltd.	246,055	1,108,864
Big Yellow Group PLC, REIT	289,872	1,104,261
British Land Co. PLC, REIT	317,266	2,278,785
Derwent London PLC, REIT	50,116	1,214,141
Great Portland Estates PLC, REIT	25,759	129,211

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Hammerson PLC, REIT	317,655	$1,775,932
Land Securities Group PLC, REIT	293,926	2,900,826
Segro PLC, REIT	455,047	1,473,433

		11,985,453

United States — 46.1%
Alexandria Real Estate Equities, Inc., REIT	17,100	1,179,387
American Assets Trust, Inc., REIT	29,361	602,194
American Campus Communities, Inc., REIT	77,808	3,264,824
Associated Estates Realty Corp., REIT	108,681	1,733,462
AvalonBay Communities, Inc., REIT	56,227	7,343,246
Boston Properties, Inc., REIT	34,748	3,460,901
Brandywine Realty Trust, REIT(a)	150,998	1,434,481
BRE Properties, Inc., REIT	81,083	4,093,070
Brookfield Office Properties, Inc.	81,326	1,274,872
Camden Property Trust, REIT(a)	68,234	4,246,884
Cogdell Spencer, Inc., REIT	479,921	2,039,664
Colonial Properties Trust, REIT(a)	168,038	3,505,273
Cousins Properties, Inc., REIT	293,182	1,879,297
Cubesmart, REIT	394,948	4,202,247
DDR Corp., REIT	281,207	3,422,289
DiamondRock Hospitality Co., REIT(a)	112,327	1,082,832
Douglas Emmett, Inc., REIT(a)	60,011	1,094,601
Education Realty Trust, Inc., REIT	101,976	1,043,214
Equity Residential, REIT	76,800	4,379,904
Essex Property Trust, Inc., REIT(a)	17,130	2,406,936
Extra Space Storage, Inc., REIT(a)	106,900	2,590,187
Federal Realty Investment Trust, REIT	18,699	1,696,934
FelCor Lodging Trust, Inc., REIT*	193,651	590,636
First Potomac Realty Trust, REIT	21,224	276,973
Glimcher Realty Trust, REIT	123,769	1,138,675
HCP, Inc., REIT(a)	20,236	838,377
Health Care REIT, Inc., REIT(a)	44,466	2,424,731
Healthcare Realty Trust, Inc., REIT	84,539	1,571,580
Host Hotels & Resorts, Inc., REIT	552,597	8,161,858
Hudson Pacific Properties, Inc., REIT	37,993	537,981
Hyatt Hotels Corp. (Class A Stock)*	24,175	909,947
Kilroy Realty Corp., REIT(a)	91,342	3,477,390
Liberty Property Trust, REIT(a)	105,121	3,246,136
LTC Properties, Inc., REIT	37,835	1,167,588
Macerich Co. (The), REIT(a)	95,172	4,815,703
Mack-Cali Realty Corp., REIT	98,806	2,637,132
Pebblebrook Hotel Trust, REIT	22,413	429,881
Post Properties, Inc., REIT	100,715	4,403,260
ProLogis, Inc., REIT	217,646	6,222,499
Public Storage, REIT(a)	55,792	7,501,792
Simon Property Group, Inc., REIT	150,015	19,342,934
SL Green Realty Corp., REIT(a)	7,369	491,070
Sovran Self Storage, Inc., REIT	40,100	1,711,067
Strategic Hotels & Resorts, Inc., REIT*	289,525	1,554,749
Sunrise Senior Living, Inc.*(a)	127,125	823,770
Tanger Factory Outlet Centers, REIT(a)	56,612	1,659,864
Taubman Centers, Inc., REIT	11,988	744,455
Ventas, Inc., REIT	146,295	8,065,243
Vornado Realty Trust, REIT	73,306	5,634,299

		148,356,289

TOTAL LONG-TERM INVESTMENTS (cost $300,676,621)		296,251,137

SHORT-TERM INVESTMENT — 5.6%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $52,938,201; includes $28,951,501 of cash collateral forsecurities on loan)(b)(w)(Note 4)	52,938,201	$52,938,201

TOTAL INVESTMENTS — 108.6% (cost $353,614,822)		349,189,338
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (8.6)%		(27,528,457)

NET ASSETS — 100.0%		$321,660,881

The following abbreviations are used in the Portfolio descriptions:

REIT	Real Estate Investment Trust
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,171,300; cash collateral of $28,951,501 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$25,909,414	$—	$—
Belgium	683,633	—	—
Brazil	5,063,811	—	—
Canada	2,929,170	—	—
Finland	2,113,521	—	—
France	8,815,321	—	—
Germany	3,700,334	—	—
Hong Kong	29,274,058	—	—
Italy	703,723	—	—
Japan	31,857,961	—	—
Netherlands	8,621,388	—	—
Norway	1,000,926	—	—
Singapore	13,588,626	—	—
Sweden	1,647,509	—	—
United Kingdom	11,985,453	—	—
United States	148,356,289	—	—
Affiliated Money Market Mutual Fund	52,938,201	—	—

Total	$349,189,338	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Retail REIT’s	20.3%
Affiliated Money Market Mutual Fund (9.0% represents investments purchased with collateral from securities on loan)	16.5
Specialized REIT’s	14.4
Diversified Real Estate Activities	14.1
Residential REIT’s	11.8
Diversified REIT’s	9.4

Office REIT’s	7.5%
Real Estate Operating Companies	6.2
Industrial REIT’s	4.3
Real Estate Development	2.8
Homebuilding	0.7
Hotels, Resorts & Cruise Lines	0.3
Healthcare Facilities	0.3

108.6
Liabilities in excess of other assets	(8.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2011, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$43,628

For the year ended December 31, 2011, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $28,171,300:
Unaffiliated investments (cost $300,676,621)	$296,251,137
Affiliated investments (cost $52,938,201)	52,938,201
Cash	9,201
Foreign currency, at value (cost $20,455)	20,474
Dividends receivable	1,197,229
Receivable for fund share sold	388,177
Tax reclaim receivable	124,921
Prepaid expenses	2,645

Total Assets	350,931,985

LIABILITIES:
Payable to broker for collateral for securities on loan	28,951,501
Advisory fees payable	121,902
Payable for fund share repurchased.	107,133
Accrued expenses and other liabilities	86,602
Shareholder servicing fees payable	3,458
Affiliated transfer agent fee payable	508

Total Liabilities	29,271,104

NET ASSETS	$321,660,881

Net assets were comprised of:
Paid-in capital	$412,128,603
Retained earnings.	(90,467,722)

Net assets, December 31, 2011	$321,660,881

Net asset value and redemption price per share, $321,660,881 / 42,494,737 outstanding shares of beneficial interest	$7.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $533,743 foreign withholding tax)	$11,902,230
Affiliated income from securities lending, net	50,248
Affiliated dividend income	26,871

11,979,349

EXPENSES
Advisory fees	3,771,459
Shareholder servicing fees and expenses	377,146
Custodian and accounting fees	163,000
Audit fees	41,000
Trustees’ fees	13,000
Loan interest expense (Note 7)	12,640
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	8,000
Insurance expenses	4,000
Miscellaneous	15,708

Total expenses	4,435,953
Less: shareholder servicing fee waiver	(4,238)

Net expenses	4,431,715

NET INVESTMENT INCOME	7,547,634

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	15,653,946
Foreign currency transactions	(201,960)

15,451,986

Net change in unrealized appreciation (depreciation) on:
Investments.	(57,932,792)
Foreign currencies.	3,039

(57,929,753)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(42,477,767)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,930,133)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,547,634	$8,195,476
Net realized gain on investment and foreign currency transactions	15,451,986	8,311,442
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(57,929,753)	37,264,396

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,930,133)	53,771,314

DISTRIBUTIONS	(8,198,815)	(4,578,737)

FUND SHARE TRANSACTIONS:
Fund share sold [24,181,757 and 17,208,136 shares, respectively]	190,350,145	127,427,361
Fund share issued in reinvestment of distributions [1,003,527 and 685,440 shares, respectively]	8,198,815	4,578,737
Fund share repurchased [29,448,076 and 6,673,789 shares, respectively]	(213,849,259)	(45,834,451)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(15,300,299)	86,171,647

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,429,247)	135,364,224
NET ASSETS:
Beginning of year	380,090,128	244,725,904

End of year	$321,660,881	$380,090,128

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS —99.0%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 4.9%
Boeing Co. (The)	308,498	$22,628,328
Precision Castparts Corp.	214,020	35,268,356
United Technologies Corp.	200,126	14,627,209

		72,523,893

Auto Components — 1.0%
BorgWarner, Inc.*(a)	231,406	14,749,818

Automobiles — 1.6%
Bayerische Motoren Werke AG (Germany)	137,042	9,180,475
Harley-Davidson, Inc.(a)	392,401	15,252,627

		24,433,102

Biotechnology — 3.4%
Alexion Pharmaceuticals, Inc.*(a)	186,486	13,333,749
Celgene Corp.*	393,449	26,597,152
Vertex Pharmaceuticals, Inc.*	306,721	10,186,204

		50,117,105

Capital Markets — 0.9%
Goldman Sachs Group, Inc. (The)	142,673	12,901,919

Chemicals — 2.6%
E.I. du Pont de Nemours & Co.(a)	203,683	9,324,608
Monsanto Co.	420,279	29,448,950

		38,773,558

Communications Equipment — 2.3%
Juniper Networks, Inc.*	261,079	5,328,622
QUALCOMM, Inc.	518,120	28,341,164

		33,669,786

Computers & Peripherals — 8.9%
Apple, Inc.*	222,034	89,923,770
EMC Corp.*(a)	1,226,196	26,412,262
NetApp, Inc.*(a)	444,387	16,117,916

		132,453,948

Consumer Finance — 1.8%
American Express Co.	559,487	26,391,002

Electrical Equipment — 0.3%
Roper Industries, Inc.	45,511	3,953,541

Energy Equipment & Services — 2.9%
National Oilwell Varco, Inc.	269,568	18,327,928
Schlumberger Ltd	373,147	25,489,672

		43,817,600

Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	334,641	27,882,288
Whole Foods Market, Inc.	313,527	21,815,209

		49,697,497

Food Products — 1.1%
Mead Johnson Nutrition Co.	241,886	16,624,825

Healthcare Providers & Services — 1.0%
Express Scripts, Inc.*(a)	323,507	14,457,528

Hotels, Restaurants & Leisure — 6.3%
Chipotle Mexican Grill, Inc.*(a)	61,150	20,652,801
Dunkin’ Brands Group, Inc.*(a)	296,850	7,415,313
McDonald’s Corp.	285,641	28,658,362

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	791,579	$36,420,550

		93,147,026

Internet & Catalog Retail — 4.8%
Amazon.com, Inc.*	304,462	52,702,372
priceline.com, Inc.*	38,197	17,865,119

		70,567,491

Internet Software & Services — 5.8%
Baidu, Inc. (China), ADR*	211,654	24,651,341
Google, Inc. (Class A Stock)*	68,684	44,362,996
LinkedIn Corp. (Class A Stock)*(a)	127,255	8,018,338
Tencent Holdings Ltd. (China)	395,800	7,955,139
Youku, Inc. (China), ADR*(a)	81,238	1,272,999

		86,260,813

IT Services — 7.0%
Cognizant Technology Solutions Corp. (Class A Stock)*	158,538	10,195,579

International Business Machines Corp.	196,303	36,096,196
Mastercard, Inc. (Class A Stock)	114,839	42,814,276
Visa, Inc. (Class A Stock)	149,693	15,198,330

		104,304,381

Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.*	450,091	15,721,679
Illumina, Inc.*(a)	230,732	7,032,711

		22,754,390

Media — 1.0%
Walt Disney Co. (The)	413,099	15,491,212

Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp.	231,645	17,681,463
Concho Resources, Inc.*(a)	165,205	15,487,969
EOG Resources, Inc.	150,000	14,776,500
Occidental Petroleum Corp.	172,220	16,137,014

		64,082,946

Personal Products — 1.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	219,670	24,673,334

Pharmaceuticals — 8.5%
Allergan, Inc.	314,050	27,554,747
Bristol-Myers Squibb Co.	502,159	17,696,083
Johnson & Johnson	258,925	16,980,302
Novo Nordisk A/S (Denmark), ADR	243,952	28,117,908
Shire PLC (Ireland), ADR	339,708	35,295,661

		125,644,701

Road & Rail — 1.5%
Union Pacific Corp.	209,410	22,184,895

Semiconductors & Semiconductor Equipment — 2.1%
Altera Corp.	252,097	9,352,799
ARM Holdings PLC (United Kingdom), ADR(a)	281,442	7,787,500
Avago Technologies Ltd	310,028	8,947,408
Broadcom Corp. (Class A Stock)	182,617	5,361,635

		31,449,342

Software — 6.1%
Oracle Corp.	1,000,590	25,665,134

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Red Hat, Inc.*	333,192	$13,757,498
Salesforce.com, Inc.*(a)	273,263	27,725,264
VMware, Inc. (Class A Stock)*	278,420	23,161,760

		90,309,656

Specialty Retail — 2.9%
Bed Bath & Beyond, Inc.*	264,113	15,310,631
Inditex SA (Spain)	123,151	10,086,061
Lowe’s Cos., Inc.(a)	289,785	7,354,743
Tiffany & Co.	161,859	10,724,777

		43,476,212

Textiles, Apparel & Luxury Goods — 6.6%
Burberry Group PLC (United Kingdom)	684,222	12,591,674
Coach, Inc.	243,407	14,857,563
Lululemon Athletica, Inc.*(a)	289,490	13,507,603
LVMH Moet Hennessy Louis Vuitton SA (France)	28,631	4,053,881
NIKE, Inc. (Class B Stock)	296,479	28,571,681
Ralph Lauren Corp.	173,606	23,971,516

		97,553,918

Wireless Telecommunication Services — 2.0%
American Tower Corp. (Class A Stock)	485,477	29,133,475

TOTAL LONG-TERM INVESTMENTS (cost $1,275,321,056)		1,455,598,914

SHORT-TERM INVESTMENT — 14.9%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $220,473,806; includes $145,766,539 of cash collateral received for securities onloan)(b)(w)(Note 4)	220,473,806	220,473,806

Value (Note 2)

TOTAL INVESTMENTS — 113.0% (cost $1,495,794,862)	$1,676,072,720
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.0)%	(192,880,109)

NET ASSETS — 100.0%	$1,483,192,611

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $141,626,202; cash collateral of $145,766,539 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,455,598,914	$—	$—
Affiliated Money Market Mutual Fund	220,473,806	—	—

Total	$1,676,072,720	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:
Affiliated Money Market Mutual Fund (including 9.8% ofcollateral received for securities on loan)	14.9%
Computers & Peripherals	8.9
Pharmaceuticals	8.5
IT Services	7.0
Textiles, Apparel & Luxury Goods	6.6
Hotels, Restaurants & Leisure	6.3
Software	6.1
Internet Software & Services	5.8
Aerospace & Defense	4.9
Internet & Catalog Retail	4.8
Oil, Gas & Consumable Fuels	4.3
Biotechnology	3.4
Food & Staples Retailing	3.3
Energy Equipment & Services	2.9
Specialty Retail	2.9
Chemicals	2.6
Communications Equipment	2.3
Semiconductors & Semiconductor Equipment	2.1
Wireless Telecommunication Services	2.0
Consumer Finance	1.8
Personal Products	1.7
Automobiles	1.6
Life Sciences Tools & Services	1.5
Road & Rail	1.5
Food Products	1.1
Auto Components	1.0
Healthcare Providers & Services	1.0
Media	1.0
Capital Markets	0.9
Electrical Equipment	0.3

113.0
Liabilities in excess of other assets	(13.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loanof $141,626,202:
Unaffiliated investments (cost $1,275,321,056)	$1,455,598,914
Affiliated investments (cost $220,473,806)	220,473,806
Foreign currency, at value (cost $312,322)	311,817
Receivable for fund share sold	2,651,323
Dividends and interest receivable	983,392
Tax reclaim receivable	76,474
Prepaid expenses	8,647

Total Assets	1,680,104,373

LIABILITIES:
Payable to broker for collateral for securities onloan	145,766,539
Payable for investments purchased	49,875,693
Advisory fees payable	1,104,067
Shareholder servicing fees payable	89,317
Accrued expenses and other liabilities	75,571
Affiliated transfer agent fee payable	508
Payable to custodian	67

Total Liabilities	196,911,762

NET ASSETS	$1,483,192,611

Net assets were comprised of:
Paid-in capital	$1,398,884,509
Retained earnings	84,308,102

Net assets, December 31, 2011	$1,483,192,611

Net asset value and redemption price per share, $1,483,192,611 / 121,816,139 outstanding sharesof beneficial interest	$12.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $127,700foreign withholding tax)	$10,587,689
Affiliated income from securities lending, net	168,013
Affiliated dividend income	80,870

10,836,572

EXPENSES
Advisory fees	11,728,363
Shareholder servicing fees and expenses	1,303,151
Custodian and accounting fees	167,000
Trustees’ fees	21,000
Audit fee	19,000
Commitment fee on syndicated credit agreement	18,000
Interest expense	13,859
Insurance expenses	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (includingaffiliated expense of $3,100) (Note 4)	10,000
Loan interest expense (Note 7)	9,639
Shareholders’ reports	9,000
Miscellaneous	13,092

Total expenses	13,333,104
Less: shareholder servicing fee waiver	(252,862)

Net expenses	13,080,242

NET INVESTMENT LOSS.	(2,243,670)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(60,179,564)
Foreign currency transactions	(202,469)

(60,382,033)

Net change in unrealized appreciation (depreciation)on:
Investments	13,686,826
Foreign currencies	(2,142)

13,684,684

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(46,697,349)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(48,941,019)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,243,670)	$(661,154)
Net realized loss on investment and foreign currency transactions	(60,382,033)	(30,086,945)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,684,684	136,225,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(48,941,019)	105,477,249

FUND SHARE TRANSACTIONS:
Fund share sold [103,911,618 and 54,284,959 shares, respectively]	1,302,534,053	577,498,925
Fund share repurchased [59,572,071 and 15,449,958 shares, respectively]	(707,971,590)	(165,271,067)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	594,562,463	412,227,858

TOTAL INCREASE IN NET ASSETS	545,621,444	517,705,107
NET ASSETS:
Beginning of year	937,571,167	419,866,060

End of year	$1,483,192,611	$937,571,167

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST JENNISON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 95.0%

COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.7%
Boeing Co. (The)	87,614	$6,426,487
Northrop Grumman Corp.	188,104	11,000,323
United Technologies Corp.	48,027	3,510,293

		20,937,103

Airlines — 1.4%
United Continental Holdings, Inc.*(a)	575,398	10,857,760

Auto Components — 2.1%
Lear Corp.	409,375	16,293,125

Automobiles — 1.3%
General Motors Co.*(a)	501,579	10,167,006

Capital Markets — 4.7%
Bank of New York Mellon Corp. (The)	342,499	6,819,155
Goldman Sachs Group, Inc. (The)	123,122	11,133,922
Lazard Ltd. (Class A Stock)	259,571	6,777,399
Morgan Stanley	801,231	12,122,625

		36,853,101

Chemicals — 1.3%
Mosaic Co. (The)	206,205	10,398,918

Commercial Banks — 3.9%
PNC Financial Services Group, Inc.	199,784	11,521,543
Wells Fargo & Co.	700,090	19,294,480

		30,816,023

Computers & Peripherals — 1.2%
Apple, Inc.*	23,204	9,397,620

Consumer Finance — 2.8%
American Express Co.	269,800	12,726,466
SLM Corp.	688,261	9,222,697

		21,949,163

Diversified Financial Services — 4.4%
Citigroup, Inc.	419,348	11,033,046
JPMorgan Chase & Co.	478,945	15,924,921
Moody’s Corp.(a)	233,756	7,872,902

		34,830,869

Electric Utilities — 1.4%
Exelon Corp.	258,519	11,211,969

Electronic Equipment &Instruments — 2.4%
Flextronics International Ltd.*	3,355,618	18,992,798

Energy Equipment & Services — 1.4%
Halliburton Co.	319,443	11,023,979

Food & Staples Retailing — 3.3%
CVS Caremark Corp.	380,695	15,524,742
Wal-Mart Stores, Inc.	178,065	10,641,164

		26,165,906

Food Products — 5.8%
Bunge Ltd.	242,442	13,867,682
Kraft Foods, Inc. (Class A Stock)	195,778	7,314,266
Smithfield Foods, Inc.*	658,945	15,999,185
Tyson Foods, Inc. (Class A Stock)	408,570	8,432,885

		45,614,018

Healthcare Providers &Services — 1.0%
CIGNA Corp.	191,664	8,049,888

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants &Leisure — 1.7%
International Game Technology	770,766	$13,257,175

Independent Power Producers & Energy Traders — 1.9%
Calpine Corp.*	893,214	14,586,185

Insurance — 4.7%
Arch Capital Group Ltd.*(a)	181,832	6,769,605
Axis Capital Holdings Ltd.	257,689	8,235,740
MetLife, Inc.	412,625	12,865,648
Travelers Cos., Inc. (The)	153,079	9,057,684

		36,928,677

Internet Software & Services — 1.9%
Google, Inc. (Class A Stock)*	22,513	14,541,147

Machinery — 1.3%
Ingersoll-Rand PLC	337,719	10,290,299

Media — 9.4%
Comcast Corp. (Class A Stock)	993,034	23,544,836
Liberty Global, Inc., Series C*	607,677	24,015,395
News Corp. (Class A Stock)	554,651	9,894,974
Viacom, Inc. (Class B Stock)	356,994	16,211,098

		73,666,303

Metals & Mining — 3.8%
Freeport-McMoRan Copper & Gold, Inc.	196,906	7,244,172
Goldcorp, Inc.	167,445	7,409,441
Newmont Mining Corp.	252,366	15,144,484

		29,798,097

Oil, Gas & Consumable Fuels — 11.9%
Anadarko Petroleum Corp.	189,530	14,466,825
Hess Corp.	162,270	9,216,936
Marathon Oil Corp.	455,238	13,324,816
Marathon Petroleum Corp.	244,477	8,138,639
Noble Energy, Inc.	169,360	15,985,890
Occidental Petroleum Corp.	166,729	15,622,507
Southwestern Energy Co.*	235,261	7,514,236
Suncor Energy, Inc.	303,642	8,753,999

		93,023,848

Pharmaceuticals — 6.1%
Mylan, Inc.*	897,031	19,250,285
Pfizer, Inc.	580,919	12,571,087
Sanofi (France), ADR(a)	248,453	9,078,473
Teva Pharmaceutical Industries Ltd. (Israel), ADR	163,674	6,605,883

		47,505,728

Road & Rail — 0.4%
Union Pacific Corp.	29,706	3,147,054

Semiconductors & Semiconductor Equipment — 1.9%
Marvell Technology Group Ltd.*	492,957	6,827,454
Maxim Integrated Products, Inc.	296,981	7,733,385

		14,560,839

Software — 4.1%
CA, Inc.	1,047,120	21,167,531
Symantec Corp.*	694,283	10,865,530

		32,033,061

Specialty Retail — 1.4%
Staples, Inc.	818,662	11,371,215

SEE NOTES TO FINANCIAL STATEMENTS.

A 99

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Wireless Telecommunication Services — 3.4%
MetroPCS Communications, Inc.*	1,495,377	$12,979,872
NII Holdings, Inc.*	626,888	13,352,714

		26,332,586

TOTAL LONG-TERM INVESTMENTS (cost $722,556,754)		744,601,460

SHORT-TERM INVESTMENT — 9.8%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $76,797,631; includes $39,903,924 of cash collateral received for securities on loan)(b)(w)(Note 4)	76,797,631	76,797,631

TOTAL INVESTMENTS — 104.8% (cost $799,354,385)		821,399,091
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.8)%		(37,858,697)

NET ASSETS — 100.0%		$783,540,394

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $38,632,060; cash collateral of $39,903,924 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$744,601,460	$—	$—
Affiliated Money Market Mutual Fund	76,797,631	—	—

Total	$821,399,091	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Oil, Gas & Consumable Fuels	11.9%
Affiliated Money Market Mutual Fund (including 5.1% of collateral received for securities on loan)	9.8
Media	9.4
Pharmaceuticals	6.1
Food Products	5.8
Capital Markets	4.7
Insurance	4.7
Diversified Financial Services	4.4
Software	4.1
Commercial Banks	3.9
Metals & Mining	3.8
Wireless Telecommunication Services	3.4
Food & Staples Retailing	3.3
Consumer Finance	2.8
Aerospace & Defense	2.7
Electronic Equipment & Instruments	2.4

Auto Components	2.1%
Independent Power Producers & Energy Traders	1.9
Internet Software & Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Hotels, Restaurants & Leisure	1.7
Airlines	1.4
Electric Utilities	1.4
Energy Equipment & Services	1.4
Specialty Retail	1.4
Automobiles	1.3
Chemicals	1.3
Machinery	1.3
Computers & Peripherals	1.2
Healthcare Providers & Services	1.0
Road & Rail	0.4

104.8
Liabilities in excess of other assets	(4.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $38,632,060:
Unaffiliated investments (cost $722,556,754)	$744,601,460
Affiliated investments (cost $76,797,631)	76,797,631
Receivable for fund share sold	1,999,102
Dividends and interest receivable	613,017
Receivable for investments sold	317,756
Prepaid expenses	5,879

Total Assets	824,334,845

LIABILITIES:
Payable to broker for collateral for securities on loan	39,903,924
Advisory fees payable	482,977
Payable for investments purchased	285,040
Accrued expenses and other liabilities	67,652
Shareholder servicing fees payable	54,350
Affiliated transfer agent fee payable	508

Total Liabilities	40,794,451

NET ASSETS	$783,540,394

Net assets were comprised of:
Paid-in capital	$773,656,083
Retained earnings	9,884,311

Net assets, December 31, 2011	$783,540,394

Net asset value and redemption price per share, $783,540,394 / 70,039,789 outstanding shares of beneficial interest	$11.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $57,009 foreign withholding tax)	$12,840,221
Affiliated income from securities lending, net	85,878
Affiliated dividend income	85,609

13,011,708

EXPENSES
Advisory fees	7,230,651
Shareholder servicing fees and expenses	964,087
Custodian and accounting fees.	119,000
Audit fee	19,000
Trustees’ fees	19,000
Commitment fee on syndicated credit agreement.	13,000
Legal fees and expenses	11,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Insurance expenses	8,000
Interest expense	6,295
Loan interest expense (Note 7)	4,706
Miscellaneous	12,362

Total expenses	8,428,101
Less: shareholder servicing fee waiver	(124,986)

Net expenses	8,303,115

NET INVESTMENT INCOME	4,708,593

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(16,885,919)
Foreign currency transactions	(1,864)

(16,887,783)

Net change in unrealized appreciation (depreciation) on:
Investments	(80,122,746)
Foreign currencies	(201)

(80,122,947)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(97,010,730)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(92,302,137)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,708,593	$3,513,201
Net realized gain (loss) on investment and foreign currency transactions	(16,887,783)	3,931,920
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(80,122,947)	88,694,173

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(92,302,137)	96,139,294

DISTRIBUTIONS	(7,438,940)	(1,916,843)

FUND SHARE TRANSACTIONS:
Fund share sold [67,245,884 and 52,597,200 shares, respectively]	805,152,096	560,484,551
Fund share issued in reinvestment of distributions [615,297 and 183,782 shares, respectively]	7,438,940	1,916,843
Fund share repurchased [70,054,944 and 14,527,966 shares, respectively]	(793,301,560)	(151,281,203)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	19,289,476	411,120,191

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,451,601)	505,342,642
NET ASSETS:
Beginning of year	863,991,995	358,649,353

End of year	$783,540,394	$863,991,995

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 110.4% ASSET-BACKED SECURITIES — 11.3%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%		10/15/13	$4,610	$4,609,059
American Express Issuance Trust, Series 2007-2, Class A	Aaa	0.528%	(c)	07/15/13	3,000	3,002,881
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2	Aaa	0.770%		12/09/13	434	433,886
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2	Aaa	0.900%		09/08/14	3,245	3,242,532
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2	Aaa	0.840%		11/10/14	3,390	3,384,866
AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A2	AAA(d)	0.920%		03/09/15	4,500	4,493,588
BMW Vehicle Lease Trust, Series 2010-1, Class A2	Aaa	0.580%		09/17/12	173	172,492
Cabela’s Master Credit Card Trust, Series 2009-1A, Class A, 144A	AAA(d)	2.278%	(c)	03/16/15	9,700	9,737,776
Capital One Multi-Asset Execution Trust, Series 2005-A1, Class A1	Aaa	0.348%	(c)	01/15/15	3,500	3,499,527
Capital One Multi-Asset Execution Trust, Series 2007-A4, Class A4	Aaa	0.308%	(c)	03/16/15	8,186	8,182,507
CarMax Auto Owner Trust, Series 2010-2, Class A3	AAA(d)	1.410%		02/16/15	1,141	1,146,342
CarMax Auto Owner Trust, Series 2011-1, Class A2	Aaa	0.720%		11/15/13	5,062	5,062,788
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	4,500	4,494,366
Chase Issuance Trust, Series 2009-A2, Class A2	Aaa	1.828%	(c)	04/15/14	7,320	7,352,855
Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A2	AAA(d)	0.690%		01/08/13	296	296,443
Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3	AAA(d)	0.910%		08/08/13	3,540	3,542,011
Citibank Credit Card Issuance Trust, Series 2009-A1, Class A1	Aaa	2.830%	(c)	03/17/14	4,400	4,415,280
Citibank Omni Master Trust, Series 2009-A8, Class A8, 144A	Aaa	2.378%	(c)	05/16/16	9,500	9,558,347
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 144A	Aaa	3.028%	(c)	08/15/18	4,225	4,432,052
Discover Card Master Trust, Series 2009-A1, Class A1	Aaa	1.578%	(c)	12/15/14	6,111	6,147,133
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.578%	(c)	02/17/15	4,200	4,231,978
Ford Credit Auto Lease Trust, Series 2010-B, Class A2, 144A	AAA(d)	0.750%		10/15/12	1,634	1,633,504
Ford Credit Auto Lease Trust, Series 2010-B, Class A3, 144A	AAA(d)	0.910%		07/15/13	4,580	4,581,569
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	6,800	6,793,507
Ford Credit Auto Owner Trust, Series 2009-E, Class A3	Aaa	1.510%		01/15/14	1,745	1,750,975
Ford Credit Auto Owner Trust, Series 2011-B, Class A2	AAA(d)	0.680%		01/15/14	4,800	4,800,537
GE Capital Credit Card Master Note Trust, Series 2009-1, Class A	Aaa	2.378%	(c)	04/15/15	8,655	8,706,555
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A	Aaa	3.690%		07/15/15	5,666	5,755,233
Harley-Davidson Motorcycle Trust, Series 2009-2, Class A3	Aaa	2.620%		03/15/14	4,144	4,156,371

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2	Aaa	0.830%		11/15/13	$626	$625,381
Harley-Davidson Motorcycle Trust, Series 2011-2, Class A2	Aaa	0.710%		05/15/15	4,800	4,793,291
Huntington Auto Trust, Series 2011-1A, Class A2, 144A	Aaa	0.760%		04/15/14	2,900	2,899,599
Illinois Student Assistance Commission, Series 2010-1, Class A2	AAA(d)	1.468%	(c)	04/25/22	1,875	1,860,675
Mercedes-Benz Auto Lease Trust, Series 2011-B, Class A2, 144A	Aaa	0.900%		01/15/14	4,765	4,761,378
Nelnet Student Loan Trust, Series 2010-1A, Class A, 144A	Aaa	1.306%	(c)	11/25/43	6,683	6,661,941
Nelnet Student Loan Trust, Series 2010-3A, Class A, 144A	Aaa	1.198%	(c)	07/27/48	723	719,807
Nissan Auto Lease Trust, Series 2010-B, Class A2	Aaa	0.900%		05/15/13	4,128	4,130,878
Nissan Auto Receivables Owner Trust, Series 2010-A, Class A2	Aaa	0.550%		03/15/13	378	377,768
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-2A, Class A, 144A	Aaa	0.338%	(c)	05/15/15	5,000	4,997,260
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A2, 144A	AAA(d)	0.910%		11/15/13	3,275	3,274,068
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2	AAA(d)	0.950%		08/15/13	2,920	2,919,799
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2	AAA(d)	0.930%		06/17/13	1,961	1,960,694
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2	Aaa	0.940%		02/18/14	3,000	2,996,711
Santander Drive Auto Receivables Trust, Series 2011-2, Class A2	Aaa	1.040%		04/15/14	4,960	4,954,461
SLM Student Loan Trust, Series 2006-2, Class A5	Aaa	0.528%	(c)	07/25/25	5,265	5,011,432
SLM Student Loan Trust, Series 2008-3, Class A1	Aaa	0.918%	(c)	01/25/14	1,301	1,301,954
SLM Student Loan Trust, Series 2008-4, Class A4	Aaa	2.068%	(c)	07/25/22	7,050	7,236,043
SLM Student Loan Trust, Series 2008-5, Class A4	Aaa	2.118%	(c)	07/25/23	4,275	4,387,321
SLM Student Loan Trust, Series 2010-A, Class 2A, 144A	Aaa	3.528%	(c)	05/16/44	2,341	2,386,652
SLM Student Loan Trust, Series 2010-C, Class A1, 144A	Aaa	1.928%	(c)	12/15/17	4,176	4,188,785
SLM Student Loan Trust, Series 2011-B, Class A2, 144A	Aaa	3.740%		02/15/29	3,415	3,332,806
Volkswagen Auto Lease Trust, Series 2010-A, Class A2	Aaa	0.770%		01/22/13	1,373	1,373,186
Volkswagen Auto Lease Trust, Series 2011-A, Class A2	Aaa	1.000%		02/20/14	6,250	6,250,068
World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 144A	Aa2	0.408%	(c)	02/15/17	1,900	1,882,190
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%		10/15/13	4,921	4,920,667

TOTAL ASSET-BACKED SECURITIES (cost $220,321,770)						219,821,775

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
Banc of America Large Loan, Inc., Series 2009-FDG, Class A, 144A	AAA(d)	5.204%	(c)	01/25/42	5,805	6,335,659

SEE NOTES TO FINANCIAL STATEMENTS

A103

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-1, Class A1	AAA(d)	3.878%		09/11/36	$115	$114,936
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	Aaa	5.697%	(c)	12/10/49	955	1,052,890
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.344%	(c)	01/15/46	3,130	3,384,162
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4	Aaa	5.306%		12/10/46	3,565	3,865,918
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM	Aa3	5.347%		12/10/46	4,400	4,290,906
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4	Aaa	6.007%	(c)	12/10/49	5,715	6,379,226
Commercial Mortgage Pass-Through Certificates, Series 2007-FL14, Class AJ, 144A	A+(d)	0.458%	(c)	06/15/22	5,584	5,401,695
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3	Aaa	5.467%		09/15/39	2,955	3,142,681
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3	Aaa	5.311%		12/15/39	3,000	3,202,035
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A3	Aa3	5.383%		02/15/40	4,725	4,774,012
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3	AA(d)	6.205%	(c)	02/15/41	3,630	3,913,162
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	1,006	1,011,460
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA	Aaa	4.680%		07/10/39	3,523	3,570,057
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM	BBB+(d)	5.622%	(c)	04/10/38	3,725	3,707,273
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	1,861	2,043,197
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM	Aa3	5.591%		11/10/39	2,500	2,531,325
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3	Aaa	5.376%		07/12/37	1,540	1,555,111
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A1	Aaa	4.475%		07/15/41	194	196,036
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A4A	Aaa	4.936%	(c)	08/15/42	4,500	4,913,348
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3	Aa3	5.336%		05/15/47	2,300	2,439,155
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4	Aaa	5.794%	(c)	02/12/51	4,000	4,404,312
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.802%	(c)	06/15/49	4,978	5,033,042
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4	Aa2	5.817%	(c)	06/15/49	530	563,245
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3	AAA(d)	5.347%		11/15/38	2,890	3,094,898
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A2	AAA(d)	5.318%		02/15/40	461	461,512
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM	BBB(d)	5.455%		02/15/40	2,200	2,196,337
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A4FL	Aaa	0.526%	(c)	11/12/37	9,565	9,432,477
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	3,445	3,835,243

SEE NOTES TO FINANCIAL STATEMENTS

A104

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4	Aa2	5.378%		08/12/48	$2,035	$2,105,118
Morgan Stanley Capital I, Series 2007-IQ15, Class A4	BBB+(d)	5.879%	(c)	06/11/49	5,000	5,496,635
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4	Aaa	6.390%		07/15/33	118	117,535
Morgan Stanley Dean Witter Capital I, Series 2002-HQ, Class A3	Aaa	6.510%		04/15/34	152	152,286
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class A5	AAA(d)	4.661%		05/15/44	2,275	2,300,851
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	Aa2	5.795%	(c)	07/15/45	2,430	2,458,917
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	Aa3	5.603%	(c)	10/15/48	3,100	2,982,014
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3	Aaa	5.246%		12/15/43	3,145	3,178,494
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3	Aa3	5.740%	(c)	06/15/49	5,405	5,658,494

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $120,569,334)						121,295,654

CORPORATE BONDS — 34.5%
Aerospace & Defense
Embraer Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa3	6.375%		01/15/20	157	167,598

Agriculture — 0.9%
Altria Group, Inc., Gtd. Notes	Baa1	8.500%		11/10/13	1,403	1,583,913
Altria Group, Inc., Gtd. Notes	Baa1	9.950%		11/10/38	6,137	9,334,267
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%		06/23/19	2,300	2,739,755
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%		05/01/40	3,475	3,999,155

						17,657,090

Airlines — 0.1%
Qantas Airways Ltd. (Australia), Unsec’d. Gtd. Notes, 144A	Baa2	6.050%		04/15/16	1,570	1,621,207

Auto Parts & Equipment — 0.3%
BorgWarner, Inc., Sr. Unsec’d. Notes	Baa3	8.000%		10/01/19	4,977	5,970,126

Automobile Manufacturers — 0.1%
KIA Motors Corp. (South Korea), Sr. Unsec’d. Notes, 144A	Baa2	3.625%		06/14/16(a)	1,980	1,962,883

Banking — 6.0%
Akbank TAS (Turkey), Sr. Unsec’d. Notes, 144A	Ba1	6.500%		03/09/18	400	396,000
Banco Bradesco SA (Brazil), Jr. Sub. Notes, 144A	Baa1	5.900%		01/16/21	400	410,000
Banco do Brasil SA (Brazil), Sub. Notes, 144A	Baa1	5.875%		01/26/22	800	800,800
BanColombia SA (Colombia), Sr. Unsec’d. Notes	Baa2	4.250%		01/12/16(a)	1,350	1,336,500
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	5.625%		07/01/20	745	688,182
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	7.625%		06/01/19(a)	7,400	7,653,206
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	1.450%		07/26/13(a)	6,000	6,069,462
Barclays Bank PLC (United Kingdom), Covered Bonds, 144A	Aaa	2.500%		09/21/15(a)	4,770	4,705,433

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A	A1	4.500%	03/10/16	$600	$588,000
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	Aaa	1.500%	12/12/14	6,100	6,108,375
Cie de Financement Foncier (France), Covered Bonds, 144A	Aaa	1.625%	07/23/12(a)	4,800	4,799,251
Cie de Financement Foncier (France), Covered Bonds, 144A	Aaa	2.125%	04/22/13	5,000	4,946,310
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	4,728	5,565,263
Discover Bank, Sub. Notes	Ba1	8.700%	11/18/19	7,600	8,665,406
DNB Boligkreditt AS (Norway), Covered Bonds, 144A	Aaa	2.100%	10/14/15	7,490	7,429,309
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	3.750%	10/20/16(a)	2,000	2,005,320
First Citizens St Lucia Ltd. (Liechtenstein), Bank Gtd. Notes, 144A	A2	4.903%	02/09/16	700	721,153
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.600%	01/15/12	3,674	3,678,850
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	7.500%	02/15/19	11,003	12,151,812
HSBC Bank Brasil SA - Banco Multiplo (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.000%	05/11/16	750	744,375
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%	08/15/21(a)	5,421	5,474,706
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	1,493	1,691,026
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.750%	01/25/21	5,179	4,831,002
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.250%	08/28/17	3,436	3,362,624
National Agricultural Cooperative Federation (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.500%	02/08/17	450	436,921
Nordea Eiendomskreditt AS (Norway), Covered Bonds, 144A	Aaa	1.875%	04/07/14	3,850	3,853,480
Sparebank 1 Boligkreditt A/S (Norway), Covered Bonds, 144A	Aaa	2.625%	05/27/16	7,180	7,242,229
SVB Financial Group, Sr. Unsec’d. Notes	A3	5.375%	09/15/20(a)	2,950	3,022,213
Westpac Banking Corp. (Australia), Gov’t. Liquid Gtd. Notes, 144A	Aaa	2.900%	09/10/14	7,600	7,941,726

					117,318,934

Beverages — 0.1%
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.200%	01/30/13	2,631	2,755,183

Biotechnology — 0.5%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.875%	11/15/21	4,486	4,526,890
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	06/15/42	3,608	3,922,455
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41	622	688,655

					9,138,000

Building Materials — 0.1%
Owens Corning, Gtd. Notes	Ba1	9.000%	06/15/19	1,000	1,193,052

Cable Television — 0.4%
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.500%	09/01/41	1,533	1,615,475
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.300%	07/01/38	4,450	5,407,449

					7,022,924

Chemicals — 0.8%
Airgas, Inc., Gtd. Notes	BBB-(d)	7.125%	10/01/18	1,580	1,691,436

SEE NOTES TO FINANCIAL STATEMENTS

A106

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

Chemicals (continued)
Braskem Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	5.750%	04/15/21		$1,000	$992,500
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.850%	08/15/12		2,000	2,046,152
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19		3,204	4,191,883
Incitec Pivot Finance LLC, Gtd. Notes, 144A	Baa3	6.000%	12/10/19		6,300	6,883,556
Mosaic Global Holdings, Inc., Gtd. Notes	Baa1	7.300%	01/15/28		301	370,513
Sociedad Quimica y Minera de Chile SA (Chile), Sr. Unsec’d. Notes, 144A	Baa1	5.500%	04/21/20		300	320,925

						16,496,965

Commercial Banks — 0.5%
Huntington Bancshares, Inc., Sub. Notes	Baa2	7.000%	12/15/20		2,688	3,046,396
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	Aaa	1.625%	09/14/16	(a)	6,260	6,177,600

						9,223,996

Commercial Services — 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A	Baa1	5.800%	10/15/12		2,238	2,315,339
Verisk Analytics, Inc., Gtd. Notes	Ba1	4.875%	01/15/19		900	908,010
Verisk Analytics, Inc., Gtd. Notes	Ba1	5.800%	05/01/21		1,200	1,291,793

						4,515,142

Computers — 0.4%
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	4.500%	03/01/13		7,283	7,490,194

Construction & Engineering
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	6.000%	04/05/23		600	601,500

Consumer Products — 0.1%
Tupperware Brands Corp., Gtd. Notes, 144A	Baa3	4.750%	06/01/21		1,445	1,447,877

Diversified Financial Services — 4.0%
Alta Wind Holdings LLC, Pass-Through Certificates, 144A	BBB-(d)	7.000%	06/30/35		1,558	1,713,235
BM&FBovespa SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	5.500%	07/16/20		640	656,000
Finansbank A/S (Turkey), Sr. Unsec’d. Notes, 144A	Ba1	5.500%	05/11/16		550	490,545
FMR LLC, Sr. Unsec’d. Notes, 144A	A2	6.450%	11/15/39		3,030	3,250,205
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	2.000%	09/28/12		19,007	19,265,590
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.750%	03/15/32		2,192	2,566,703
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.875%	01/10/39		14,590	17,479,287
Hyundai Capital America, Gtd. Notes, 144A	Baa2	3.750%	04/06/16		175	174,461
Hyundai Capital Services, Inc. (South Korea), Sr. Unsec’d. Notes, 144A	Baa2	4.375%	07/27/16	(a)	1,600	1,631,774
Lazard Group LLC, Sr. Unsec’d. Notes	Ba2	7.125%	05/15/15	(a)	4,700	5,046,794
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa1	6.050%	08/15/12	(a)	2,993	3,036,222
Merrill Lynch & Co., Inc., Sub. Notes	Baa2	5.700%	05/02/17		350	321,435
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	Baa3	5.250%	01/16/18	(a)	5,795	6,081,603
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	Baa3	5.550%	01/15/20		480	491,760

SEE NOTES TO FINANCIAL STATEMENTS

A107

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services (continued)
Raymond James Financial, Inc., Sr. Unsec’d. Notes	Baa2	8.600%	08/15/19	$5,600	$6,507,519
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A	Baa3	6.125%	07/11/21	1,800	1,941,685
TD Ameritrade Holding Corp., Gtd. Notes	Baa1	5.600%	12/01/19	3,175	3,432,962
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	8.750%	03/01/19	3,425	4,313,534

					78,401,314

Diversified Operations — 0.1%
Voto-Votorantim Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	6.750%	04/05/21	1,050	1,110,375

Electric — 1.6%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Notes, 144A	A3	6.250%	09/16/19	1,500	1,638,750
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec’d. Notes, 144A	A3	5.875%	12/13/21	1,700	1,768,000
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec’d. Notes, 144A	A3	6.165%	10/25/17	2,200	2,409,000
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec’d. Notes, 144A	A3	6.500%	10/27/36	2,000	1,965,000
Bruce Mansfield Unit, Pass-Through Certificates.	Baa3	6.850%	06/01/34	3,004	3,244,460
Commonwealth Edison Co., Sr. Unsec’d. Notes	Baa3	6.950%	07/15/18	1,225	1,467,986
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	Ba1	5.900%	12/01/21	3,875	4,000,031
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	Ba1	6.400%	09/15/20	2,450	2,605,259
Enel Finance International NV (Luxembourg), Gtd. Notes, 144A	A2	6.800%	09/15/37	1,750	1,519,817
Nisource Finance Corp., Gtd. Notes	Baa3	4.450%	12/01/21	1,510	1,542,951
PPL WEM Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Baa3	5.375%	05/01/21	1,913	2,006,067
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18	6,175	7,218,124
Texas-New Mexico Power Co., First Mortgage, 144A	A3	9.500%	04/01/19	625	819,718

					32,205,163

Electronic Components & Equipment — 0.2%
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB+(d)	4.450%	09/14/12	1,135	1,157,219
Legrand France SA (France), Sr. Unsec’d. Notes	Baa1	8.500%	02/15/25	2,300	2,811,246
PerkinElmer, Inc., Sr. Unsec’d. Notes	Baa3	5.000%	11/15/21	870	880,348

					4,848,813

Environmental Control — 0.8%
Allied Waste North America, Inc., Gtd. Notes	BBB(d)	6.875%	06/01/17	5,000	5,287,500
Old All, Inc., Gtd. Notes(i)	NR	10.000%	12/15/16	1,025	10
Waste Management, Inc., Gtd. Notes	Baa3	6.375%	11/15/12	9,334	9,757,941

					15,045,451

Foods — 0.6%
Kellogg Co., Sr. Unsec’d. Notes	A3	4.250%	03/06/13	4,460	4,631,063
Kellogg Co., Sr. Unsec’d. Notes	A3	5.125%	12/03/12	4,557	4,736,031
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	02/11/13	3,206	3,377,646

					12,744,740

SEE NOTES TO FINANCIAL STATEMENTS

A108

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

Gas Distribution — 0.1%
Florida Gas Transmission Co. LLC, Sr. Notes, 144A	Baa2	7.900%	05/15/19		$1,425	$1,779,145

Healthcare Services — 0.2%
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	5.875%	01/15/12		2,910	2,913,329
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	5.500%	02/01/13		806	840,676

						3,754,005

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	6.875%	08/15/19		2,000	2,231,822

Household Durables — 0.1%
Whirlpool Corp., Sr. Unsec’d. Notes	Baa3	8.000%	05/01/12		1,181	1,207,353

Insurance — 1.1%
Aflac, Inc., Sr. Unsec’d. Notes	A3	8.500%	05/15/19		2,707	3,317,564
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	09/15/16	(a)	993	939,686
Fidelity National Financial, Inc., Sr. Unsec’d. Notes	Baa3	6.600%	05/15/17		850	901,018
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	5.000%	06/01/21	(a)	2,375	2,327,277
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.500%	03/15/35		494	481,594
Markel Corp., Sr. Unsec’d. Notes	Baa2	7.125%	09/30/19		3,933	4,566,724
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	Baa2	6.250%	03/15/12		5,235	5,284,115
Validus Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa2	8.875%	01/26/40		978	1,068,464
Willis North America, Inc., Gtd. Notes	Baa3	7.000%	09/29/19		2,726	3,034,493

						21,920,935

Investment Companies — 0.1%
IPIC GMTN Ltd. (Cayman Islands), Gtd. Notes, 144A	Aa3	3.750%	03/01/17	(a)	1,000	996,250
IPIC GMTN Ltd. (Cayman Islands), Gtd. Notes, 144A	Aa3	6.875%	11/01/41		800	815,000
Oaktree Capital Management LP, Notes, 144A	A-(d)	6.750%	12/02/19		793	823,753

						2,635,003

Leisure — 0.1%
Carnival PLC (United Kingdom), Gtd. Notes	A3	7.875%	06/01/27		1,485	1,743,485

Machinery — 0.1%
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875%	10/01/21		1,592	1,687,132

Media — 2.2%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	8.375%	03/15/13		18,317	19,919,994
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	7.125%	10/01/12		6,801	7,121,007
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	7.625%	05/15/16		7,057	7,489,241
Historic TW, Inc., Gtd. Notes	Baa2	9.125%	01/15/13		3,119	3,362,925
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	6.400%	04/30/40		2,691	3,308,299
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39		1,100	1,271,558

						42,473,024

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

Metals & Mining — 2.6%
Allegheny Ludlum Corp., Gtd. Notes	Baa3	6.950%	12/15/25		$1,850	$2,094,666
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	Baa3	9.375%	06/01/19		5,500	7,023,934
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	Baa1	9.375%	04/08/19		6,629	8,434,885
AngloGold Ashanti Holdings PLC (South Africa), Gtd. Notes	Baa3	6.500%	04/15/40		4,046	3,936,430
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	8.375%	04/01/17		11,500	12,218,750
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Gtd. Notes, 144A	Baa3	4.875%	10/07/20		4,000	3,531,764
Hyundai Steel Co. (South Korea), Sr. Unsec’d. Notes, 144A	Baa3	4.625%	04/21/16		1,100	1,096,443
Newcrest Finance Pty Ltd. (Australia), Gtd. Notes, 144A	Baa2	4.450%	11/15/21		2,460	2,426,470
POSCO (South Korea), Sr. Unsec’d. Notes, 144A	A3	5.250%	04/14/21	(a)	2,150	2,243,028
Valmont Industries, Inc., Gtd. Notes	Baa3	6.625%	04/20/20		4,658	5,391,337
Xstrata Canada Corp. (Canada), Gtd. Notes	Baa2	7.350%	06/05/12		3,024	3,099,267

						51,496,974

Oil & Gas — 3.6%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	6.375%	07/15/18	(a)	668	791,098
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	7.000%	07/15/38		483	602,142
Canadian Oil Sands Ltd. (Canada), Sr. Unsec’d. Notes, 144A	Baa2	7.750%	05/15/19		3,895	4,798,021
CNOOC Finance 2011 Ltd. (British Virgin Islands), Gtd. Notes, 144A	AA-(d)	5.750%	01/26/41	(a)	500	572,800
CNPC HK Overseas Capital Ltd. (British Virgin Islands), Gtd. Notes, 144A	A1	5.950%	04/28/41		1,200	1,331,244
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	A1	5.888%	06/15/19		1,180	1,280,365
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	Baa2	7.625%	07/23/19		1,350	1,626,750
Empresa Nacional del Petroleo (Chile), Notes, 144A	Baa1	4.750%	12/06/21		900	896,237
ENI SpA (Italy), Sr. Unsec’d. Notes, 144A	A1	5.700%	10/01/40		7,947	8,335,330
EQT Corp., Sr. Unsec’d. Notes	Baa2	6.500%	04/01/18		4,000	4,460,024
National Fuel Gas Co., Sr. Unsec’d. Notes	Baa1	6.500%	04/15/18		1,440	1,631,845
National Fuel Gas Co., Sr. Unsec’d. Notes	Baa1	8.750%	05/01/19		845	1,044,696
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%	01/27/21	(a)	950	998,071
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	6.875%	01/20/40		1,100	1,274,004
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.875%	06/01/15		3,000	3,195,000
Petrohawk Energy Corp., Gtd. Notes	Baa3	10.500%	08/01/14		3,000	3,337,500
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A	Baa3	9.750%	08/14/19		400	472,000
Petronas Global Sukuk Ltd. (Malaysia), Gtd. Notes, 144A	A1	4.250%	08/12/14		1,980	2,082,150
Pride International, Inc., Gtd. Notes	Baa1	6.875%	08/15/20		700	820,700
Pride International, Inc., Gtd. Notes	Baa1	8.500%	06/15/19		5,762	7,135,269
Rowan Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.875%	08/01/19		2,980	3,493,448
Southwestern Energy Co., Gtd. Notes	Ba1	7.500%	02/01/18		1,955	2,253,138
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.500%	07/18/16		1,080	1,139,400
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	6.375%	12/15/21		734	780,156
Valero Energy Corp., Gtd. Notes	Baa2	9.375%	03/15/19		1,500	1,923,522
Valero Energy Corp., Gtd. Notes	Baa2	10.500%	03/15/39		1,275	1,880,895
Weatherford International Ltd., Gtd. Notes	Baa2	9.875%	03/01/39		1,663	2,249,530

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Oil & Gas (continued)
Weatherford International, Inc. (Bermuda), Gtd. Notes	Baa2	5.950%	06/15/12	$9,170	$9,335,005

					69,740,340

Oil & Gas Exploration/Production — 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. (Qatar), Sr. Sec’d. Notes, 144A	Aa3	6.750%	09/30/19	1,000	1,184,000

Paper & Forest Products — 0.6%
Georgia-Pacific LLC, Gtd. Notes, 144A	Baa3	8.250%	05/01/16	2,500	2,777,400
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Baa3	8.875%	05/15/31	3,125	4,295,512
International Paper Co., Sr. Unsec’d. Notes	Baa3	9.375%	05/15/19	1,900	2,468,980
Plum Creek Timberlands LP, Gtd. Notes	Baa2	4.700%	03/15/21	2,799	2,814,820

					12,356,712

Pharmaceuticals — 0.5%
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	4.750%	11/15/21	3,100	3,207,790
Express Scripts, Inc., Gtd. Notes	Baa3	5.250%	06/15/12	5,580	5,685,490

					8,893,280

Pipelines — 1.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
(Ireland), Sr. Unsec’d. Notes, 144A	Baa1	5.670%	03/05/14	1,700	1,763,750
Buckeye Partners LP, Sr. Unsec’d. Notes	Baa3	6.050%	01/15/18	1,708	1,891,731
Enterprise Products Operating LLC, Gtd. Notes	Baa3	4.600%	08/01/12	4,878	4,949,770
Enterprise Products Operating LLC, Gtd. Notes	Baa3	7.550%	04/15/38	2,572	3,302,551
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A	BBB-(d)	6.450%	05/01/21	4,050	4,320,362
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.850%	09/15/12	4,755	4,908,301
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	Ba1	6.850%	07/15/18	3,687	3,809,408
Spectra Energy Capital LLC, Gtd. Notes	Baa2	5.500%	03/01/14	800	854,241
Tennessee Gas Pipeline Co., Sr. Unsec’d. Notes	Baa3	8.375%	06/15/32	2,400	3,044,875
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	8.750%	03/15/32	1,149	1,505,473

					30,350,462

Real Estate Investment Trusts — 0.8%
Entertainment Properties Trust, Gtd. Notes	Baa3	7.750%	07/15/20	1,250	1,313,994
Federal Realty Investment Trust, Sr. Unsec’d. Notes	Baa1	5.900%	04/01/20	1,772	1,917,905
Goodman Funding Pty Ltd. (Australia), Gtd. Notes, 144A	Baa3	6.375%	11/12/20	3,600	3,673,274
HCP, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	01/30/17	2,900	3,137,788
Health Care REIT, Inc., Sr. Unsec’d. Notes	Baa2	5.250%	01/15/22	1,397	1,368,644
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Baa2	3.125%	11/30/15	150	146,684
Weyerhaeuser Co., Sr. Unsec’d. Notes	Ba1	7.375%	10/01/19	3,890	4,382,739

					15,941,028

Restaurants — 0.4%
Darden Restaurants, Inc., Sr. Unsec’d. Notes	Baa2	5.625%	10/15/12	4,319	4,465,190
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	7.700%	07/01/12	2,928	3,015,896

					7,481,086

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Retail — 0.4%
Family Dollar Stores, Inc., Sr. Unsec’d. Notes	Baa3	5.000%	02/01/21	$1,535	$1,579,736
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.375%	10/15/20	5,492	5,862,710

					7,442,446

Savings & Loan — 0.2%
First Niagara Financial Group, Inc., Sub. Notes	BBB-(d)	7.250%	12/15/21	3,315	3,394,175

Semiconductors — 0.4%
KLA-Tencor Corp., Sr. Unsec’d. Notes	Baa1	6.900%	05/01/18(a)	6,150	7,091,891

Software — 0.2%
BMC Software, Inc., Sr. Unsec’d. Notes	Baa2	7.250%	06/01/18	3,250	3,747,871
Intuit, Inc., Sr. Unsec’d. Notes	Baa1	5.400%	03/15/12	100	100,845

					3,848,716

Telecommunications — 0.4%
CC Holdings GS V LLC/Crown Castle GS III
Corp., Sr. Sec’d. Notes, 144A	Baa3	7.750%	05/01/17	2,250	2,424,375
Harris Corp., Sr. Unsec’d. Notes	Baa1	6.375%	06/15/19	776	884,394
Motorola Solutions, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	11/15/12	3,555	3,672,699
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	4.750%	02/16/21	275	277,062
Telemar Norte Leste SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa2	5.500%	10/23/20	700	689,500

					7,948,030

Transportation — 0.9%
Asciano Finance Ltd. (Australia), Gtd. Notes, 144A	Baa2	4.625%	09/23/20	4,234	3,973,351
Asciano Finance Ltd. (Australia), Gtd. Notes, 144A	Baa2	5.000%	04/07/18	2,500	2,506,868
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	3,072	3,115,546
SCF Capital Ltd. (Ireland), Gtd. Notes, 144A	Ba2	5.375%	10/27/17	750	645,000
Viterra, Inc. (Canada), Gtd. Notes, 144A	Ba1	5.950%	08/01/20	7,800	7,971,249

					18,212,014

TOTAL CORPORATE BONDS (cost $674,745,866)					673,751,585

FOREIGN GOVERNMENT BONDS — 1.4%
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	Aa2	5.603%	07/20/20	2,025	2,268,000
Commonwealth of the Bahamas (Bahamas), Sr. Unsec’d. Notes, 144A	A3	6.950%	11/20/29	1,650	1,861,289
Federative Republic of Brazil (Brazil), Sr. Unsec’d. Notes	Baa2	5.625%	01/07/41	1,600	1,856,000
Government of the Cayman Islands (Cayman Islands), Sr. Unsec’d. Notes, 144A	Aa3	5.950%	11/24/19	2,550	2,671,125
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	2.875%	11/09/15(a)	3,050	3,042,991
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	5.375%	07/30/14	1,960	2,084,321
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, 144A	Baa1	6.125%	03/09/21	1,850	1,840,750
Namibia International Bonds (Namibia), Sr. Unsec’d. Notes, 144A	Baa3	5.500%	11/03/21(a)	1,100	1,122,000

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

FOREIGN GOVERNMENT BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	5.000%	03/23/22	$2,844	$2,858,220
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	Aa2	3.125%	01/20/17	500	504,350
Rebublic of Panama (Panama), Sr. Unsec’d. Notes	Baa3	6.700%	01/26/36	1,175	1,533,375
Republic of Peru (Peru), Sr. Unsec’d. Notes	Baa3	6.550%	03/14/37	750	952,500
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A.	Baa1	3.625%	04/29/15	4,300	4,321,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $26,540,830)					26,916,421

MUNICIPAL BONDS — 1.0%
California — 0.4%
Bay Area Toll Authority, Revenue Bonds	A1	6.907%	10/01/50	825	1,075,800
Bay Area Toll Authority, Revenue Bonds	A1	6.918%	04/01/40	250	320,300
Sacramento Municipal Utility District, Revenue Bonds	A1	6.156%	05/15/36	1,500	1,752,015
University of California, Revenue Bonds	AA-(d)	6.583%	05/15/49	1,320	1,584,700
University of California Regents Medical Center, Revenue Bonds	Aa1	5.770%	05/15/43	1,900	2,151,332
University of California Regents Medical Center, Revenue Bonds	Aa2	6.548%	05/15/48	1,125	1,349,314

					8,233,461

Georgia — 0.2%
Municipal Electric Authority of Georgia, Revenue Bonds	Baa2	7.055%	04/01/57	3,800	3,920,802

Nevada — 0.1%
County of Clark NV Airport System Revenue, Revenue Bonds	Aa2	6.881%	07/01/42	785	868,791
Las Vegas Valley Water District, General Obligation Limited Bonds	Aa2	7.013%	06/01/39	1,000	1,259,100

					2,127,891

New York
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	6.282%	06/15/42	900	1,021,410

Tennessee — 0.2%
Metropolitan Government of Nashville & Davidson
County Convention Center Authority, Revenue Bonds	Aa2	6.731%	07/01/43	2,800	3,292,044

Texas — 0.1%
Dallas Convention Center Hotel Development Corp., Revenue Bonds	A1	7.088%	01/01/42	1,175	1,319,408

TOTAL MUNICIPAL BONDS (cost $18,181,923)					19,915,016

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.6%
FHLMC Multifamily Structured Pass-Through Certificates, Series K003, Class A5	Aaa	5.085%	03/25/19	3,160	3,627,490
FHLMC Multifamily Structured Pass-Through Certificates, Series K004, Class A2	Aaa	4.186%	08/25/19	3,460	3,852,347
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class A2	Aaa	4.317%	11/25/19	11,020	12,236,035

SEE NOTES TO FINANCIAL STATEMENTS

A113

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)		Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class A2	Aaa		4.224%		03/25/20	$6,000	$6,643,548
FHLMC Multifamily Structured Pass-Through Certificates, Series K012, Class A2	Aaa		4.186%	(c)	12/25/20	7,570	8,449,513
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	Aaa		3.230%		07/25/21	8,195	8,537,805
FHLMC Multifamily Structured Pass-Through Certificates, Series K703, Class A2	Aaa		2.699%		05/25/18	2,315	2,393,026
FHLMC Multifamily Structured Pass-Through Certificates, Series KAIV, Class A2.	Aaa		3.989%		06/25/46	12,397	13,531,324
Gracechurch Mortgage Financing PLC (United Kingdom), Series 2011-1A, Class 2A1, 144A	AAA	(d)	2.030%	(c)	11/20/56	3,750	3,749,344
Holmes Master Issuer PLC (United Kingdom), Series 2010-1A, Class A2, 144A	Aaa		1.803%	(c)	10/15/54	4,025	4,011,361
Silverstone Master Issuer PLC (United Kingdom), Series 2011-1A, Class 1A, 144A	Aaa		1.960%	(c)	01/21/55	2,850	2,843,962

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $68,083,422)							69,875,755

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
Federal Home Loan Mortgage Corp., Notes			0.625%		12/29/14	17,700	17,687,044
Federal National Mortgage Assoc., Notes			5.000%		03/15/16	16,305	19,000,608

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $36,578,334)							36,687,652

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 33.8%
Federal Home Loan Mortgage Corp.			2.450%	(c)	12/01/35	12,988	13,697,186
Federal Home Loan Mortgage Corp.			3.500%		TBA	59,000	60,576,409
Federal Home Loan Mortgage Corp.			4.000%		TBA	159,000	166,751,250
Federal Home Loan Mortgage Corp.			5.000%		TBA	21,000	22,502,812
Federal Home Loan Mortgage Corp.			5.024%	(c)	06/01/36	988	1,039,441
Federal Home Loan Mortgage Corp.			5.500%		TBA	45,000	48,825,000
Federal Home Loan Mortgage Corp.			5.740%	(c)	11/01/37	5,626	6,061,471
Federal National Mortgage Assoc			2.489%	(c)	11/01/35	3,855	4,078,615
Federal National Mortgage Assoc			2.683%	(c)	05/01/37	2,731	2,889,065
Federal National Mortgage Assoc			2.905%		08/25/21	5,171	5,212,576
Federal National Mortgage Assoc			3.500%		TBA	159,000	163,521,562
Federal National Mortgage Assoc			4.000%		TBA	36,000	37,816,877
Federal National Mortgage Assoc			4.500%		TBA	15,000	15,989,062
Federal National Mortgage Assoc			4.785%	(c)	03/01/37	5,038	5,376,234
Federal National Mortgage Assoc			5.500%		05/01/33-10/01/38	89,704	98,035,116
Federal National Mortgage Assoc			6.000%		11/01/36	6,161	6,797,082

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $654,645,155)							659,169,758

U.S. TREASURY OBLIGATIONS — 16.7%
U.S. Treasury Bonds			3.750%		08/15/41(a)	57,625	67,772,417
U.S. Treasury Notes			0.500%		10/15/14	10,362	10,404,909
U.S. Treasury Notes			0.625%		12/31/12	105,795	106,290,914
U.S. Treasury Notes			0.875%		12/31/16	139,823	140,074,262

SEE NOTES TO FINANCIAL STATEMENTS

A114

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	2.000%	11/15/21	$1,583	$1,601,056

TOTAL U.S. TREASURY OBLIGATIONS (cost $323,099,112)				326,143,558

			Shares
COMMON STOCK
Auto Components
Cooper-Standard Holding, Inc.* (cost $517,363)			23,130	783,529

PREFERRED STOCK
Auto Parts & Related
Cooper-Standard Holding, Inc., CVT, 7.000% (cost $166,400)			1,664	261,248

			Units
WARRANTS*
Auto Parts & Related
Cooper-Standard Holding, Inc., expiring 11/27/17 (cost $271,993)			6,262	91,519

TOTAL LONG-TERM INVESTMENTS (cost $2,143,721,502)				2,154,713,470

			Shares
SHORT-TERM INVESTMENT — 31.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $607,282,314; includes $115,164,017 of cash collateral for securities on loan)(b)(w)(Note 4)			607,282,314	607,282,314

TOTAL INVESTMENTS — 141.5% (cost $2,751,003,816)				2,761,995,784
LIABILITIES IN EXCESS OF OTHER ASSETS — (41.5)%				(810,407,470)

NET ASSETS — 100.0%				$1,951,588,314

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corp.
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NR	Not Rated by Moody’s or Standard & Poors
REIT	Real Estate Investment Trust
TBA	To Be Announced

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $113,021,733; cash collateral of $115,164,017 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS

A115

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities activley traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stock	$783,529	$—	$—
Preferred Stock	—	—	261,248
Warrants	91,519	—	—
Asset-Backed Securities	—	219,821,775	—
Commercial Mortgage-Backed
Securities	—	121,295,654	—
Corporate Bonds	—	673,751,585	—
Foreign Government Bonds	—	26,916,421	—
Municipal Bonds	—	19,915,016	—
Residential Mortgage-Backed
Securities	—	69,875,755	—
U.S. Government Agency Obligations	—	36,687,652	—
U.S. Government Mortgage-Backed
Obligations	—	659,169,758	—
U.S. Treasury Obligations	—	326,143,558	—
Affiliated Money Market Mutual Fund	607,282,314	—	—

Total	$608,157,362	$2,153,577,174	$261,248

SEE NOTES TO FINANCIAL STATEMENTS

A116

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Government Mortgage-Backed Obligations	33.8%
Affiliated Money Market Mutual Fund (5.9% represents investments purchased with collateral from securities on loan)	31.1
U.S. Treasury Obligations	16.7
Asset-Backed Securities	11.3
Commercial Mortgage-Backed Securities	6.2
Banking	6.0
Diversified Financial Services	4.0
Residential Mortgage-Backed Securities	3.6
Oil & Gas	3.6
Metals & Mining	2.6
Media	2.2
U.S. Government Agency Obligations	1.9
Electric	1.6
Pipelines	1.5
Foreign Government Bonds	1.4
Insurance	1.1
Municipal Bonds	1.0
Transportation	0.9
Agriculture	0.9
Chemicals	0.8
Real Estate Investment Trusts	0.8
Environmental Control	0.8
Foods	0.6
Paper & Forest Products	0.6
Commercial Banks	0.5
Biotechnology	0.5

Pharmaceuticals	0.5%
Telecommunications	0.4
Computers	0.4
Restaurants	0.4
Retail	0.4
Semiconductors	0.4
Cable Television	0.4
Auto Parts & Equipment	0.3
Electronic Components & Equipment	0.2
Commercial Services	0.2
Software	0.2
Healthcare Services	0.2
Savings & Loan	0.2
Beverages	0.1
Investment Companies	0.1
Hotels & Motels	0.1
Automobile Manufacturers	0.1
Gas Distribution	0.1
Leisure	0.1
Machinery	0.1
Airlines	0.1
Consumer Products	0.1
Household Durables	0.1
Building Materials	0.1
Oil & Gas Exploration/Production	0.1
Diversified Operations	0.1

141.5
Liabilities in excess of other assets	(41.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$91,519	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Warrants	Total

Interest rate contracts	$20,289	$—	$20,289
Equity contracts	—	(2,699,092)	(2,699,092)

Total	$20,289	$(2,699,092)	$(2,678,803)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Warrants

Equity contracts	$2,677,022

SEE NOTES TO FINANCIAL STATEMENTS

A117

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2011
ASSETS:
Investments at value, including securities on loan of $113,021,733:
Unaffiliated investments (cost $2,143,721,502)	$2,154,713,470
Affiliated investments (cost $607,282,314)	607,282,314
Cash	20,980
Receivable for investments sold	85,477,552
Dividends and interest receivable	12,401,043
Receivable for fund share sold	9,091,575
Prepaid expenses	12,050

Total Assets	2,868,998,984

LIABILITIES:
Payable for investments purchased	801,780,061
Payable to broker for collateral for securities on loan	115,164,017
Advisory fees payable	341,030
Accrued expenses and other liabilities	110,314
Shareholder servicing fees payable	14,738
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	2

Total Liabilities	917,410,670

NET ASSETS	$1,951,588,314

Net assets were comprised of:
Paid-in capital	$1,859,243,139
Retained earnings	92,345,175

Net assets, December 31, 2011	$1,951,588,314

Net asset value and redemption price per share, $1,951,588,314 / 172,641,099 outstanding shares of beneficial interest	$11.30

STATEMENT OF OPERATIONS Year Ended December 31, 2011
INVESTMENT INCOME
Unaffiliated interest income	$32,374,339
Unaffiliated dividend income (net of $750 foreign withholding tax)	297,461
Affiliated dividend income	266,545
Affiliated income from securities lending, net	232,313

33,170,658

EXPENSES
Advisory fees	8,990,751
Shareholder servicing fees and expenses	1,123,843
Custodian and accounting fees	199,000
Audit fees	25,000
Trustees’ fees	18,000
Shareholders’ reports	13,000
Commitment fee on syndicated credit agreement	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	9,000
Insurance expenses	8,000
Loan interest expense (Note 7)	2,732
Miscellaneous	10,305

Total expenses	10,420,631
Less: advisory fee waivers and/or expense reimbursement	(1,228,741)
Less: shareholder servicing fee waiver	(234,277)

Net expenses	8,957,613

NET INVESTMENT INCOME	24,213,045

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	76,506,595
Futures transactions	20,289
Short sales transactions	(1,974,189)
Foreign currency transactions	164

74,552,859

Net change in unrealized appreciation (depreciation)on investments	(6,441,737)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	68,111,122

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,324,167

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,213,045	$24,212,506
Net realized gain on investment and foreign currency transactions	74,552,859	15,416,426
Net change in unrealized appreciation (depreciation) on investments	(6,441,737)	8,559,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	92,324,167	48,188,727

DISTRIBUTIONS	(24,256,784)	(23,160,615)

FUND SHARE TRANSACTIONS:
Fund share sold [190,237,185 and 21,493,145 shares, respectively]	2,106,452,450	215,586,555
Fund share issued in reinvestment of distributions [2,227,437 and 2,474,425 shares, respectively]	24,256,784	23,160,615
Fund share repurchased [60,453,428 and 28,037,916 shares, respectively]	(671,155,155)	(281,040,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,459,554,079	(42,293,128)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,527,621,462	(17,265,016)
NET ASSETS:
Beginning of year	423,966,852	441,231,868

End of year	$1,951,588,314	$423,966,852

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

CERTIFICATES OF DEPOSIT — 13.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Bank of Nova Scotia	0.426%	(c)	05/10/12	$17,000	$17,000,000
Bank of Nova Scotia	0.740%	(c)	06/11/12	3,000	3,002,548
Bank of Tokyo - Mitsubishi UFJ Ltd.	0.380%		01/23/12	27,000	27,000,000
Branch Banking & Trust Co.	0.230%		03/19/12	16,000	16,000,000
Commonwealth Bank of Australia	0.612%	(c)	06/22/12	11,000	10,996,020
Deutsche Bank AG	0.300%		01/03/12	11,000	11,000,000
Deutsche Bank AG	0.390%		01/17/12	13,000	13,000,000
DNB NOR Bank ASA	0.520%		03/12/12	17,000	17,000,000
Nordea Bank Finland PLC	0.420%		02/13/12	13,000	12,999,534
Nordea Bank Finland PLC	0.682%	(c)	02/03/12	5,800	5,801,364
Norinchukin Bank	0.310%		01/03/12	13,000	13,000,000
Rabobank Nederland NV	0.330%		02/06/12	17,000	17,000,000
Rabobank Nederland NV	0.570%		04/20/12	11,000	10,999,321
Royal Bank of Canada	0.328%	(c)	02/14/12	30,000	30,000,000
State Street Bank & Trust Co.	0.120%		01/17/12	6,000	6,000,000
State Street Bank & Trust Co.	0.130%		01/09/12	20,000	20,000,000
Sumitomo Mitsui Banking Corp.	0.320%		01/17/12	58,000	58,000,000
Svenska Handelsbanken AB	0.350%		01/12/12	50,000	50,000,000
Svenska Handelsbanken AB	0.380%		02/03/12	19,000	19,000,000

TOTAL CERTIFICATES OF DEPOSIT (cost $357,798,787)					357,798,787

COMMERCIAL PAPER — 22.7%
ABN AMRO Funding USA LLC, 144A(n)	0.470%		01/09/12	17,000	16,998,224
ABN AMRO Funding USA LLC, 144A(n)	0.500%		01/09/12	5,000	4,999,444
AXA Financial, Inc., 144A(n)	0.350%		01/04/12	7,000	6,999,796
Barclays US Funding Corp.(n)	0.090%		01/03/12	33,000	32,999,835
Barclays US Funding Corp.(n)	0.420%		02/10/12	19,000	18,991,133
BHP Billiton Finance (USA) Ltd., 144A(n)	0.200%		02/15/12	30,000	29,992,500
BHP Billiton Finance (USA) Ltd., 144A(n)	0.200%		02/16/12	7,000	6,998,211
BHP Billiton Finance (USA) Ltd., 144A(n)	0.200%		02/17/12	17,000	16,995,561
Cargill Global Funding PLC, 144A(n)	0.080%		01/13/12	22,000	21,999,413
Cargill Global Funding PLC, 144A(n)	0.090%		01/19/12	4,500	4,499,798
Commonwealth Bank of Australia, 144A(n)	0.300%		01/17/12	20,000	19,997,333
Credit Suisse(n)	0.420%		01/27/12	16,000	15,995,147
DNB NOR Bank ASA, 144A(n)	0.520%		03/12/12	10,000	9,989,744
Electricite de France, 144A(n)	0.300%		01/05/12	14,000	13,999,533
Electricite de France, 144A(n)	0.320%		01/13/12	12,000	11,998,720
GDF Suez, 144A(n)	0.220%		01/06/12	7,000	6,999,786
GDF Suez, 144A(n)	0.220%		01/09/12	8,000	7,999,609
GDF Suez, 144A(n)	0.220%		01/10/12	5,500	5,499,698
HSBC USA, Inc.(n)	0.150%		01/12/12	14,000	13,999,358
ING US Funding LLC(n)	0.260%		01/25/12	17,000	16,997,053
International Bank for Reconstruction and Development(n)	0.060%		02/03/12	8,000	7,999,560
International Finance Corp.(n)	0.060%		02/06/12	65,000	64,996,100
Nestle Finance International Ltd.(n)	0.100%		01/19/12	7,000	6,999,650
New York Life Capital Corp., 144A(n)	0.130%		02/15/12	12,000	11,998,050
Nordea North America(n)	0.520%		03/02/12	15,000	14,986,783
Old Line Funding LLC, 144A(n)	0.140%		01/18/12	16,000	15,998,942
Old Line Funding LLC, 144A(n)	0.220%		02/02/12	24,000	23,995,307
Old Line Funding LLC, 144A(n)	0.220%		02/09/12	14,000	13,996,664
Old Line Funding LLC, 144A(n)	0.220%		02/15/12	2,250	2,249,381
Rabobank USA Financial Corp.(n)	0.350%		01/13/12	25,500	25,497,025
Schlumberger Holdings Corp., 144A(n)	0.060%		01/06/12	9,000	8,999,925
Schlumberger Holdings Corp., 144A(n)	0.100%		01/17/12	16,500	16,499,267
Skandinaviska Enskilda Banken, 144A(n)	0.580%		03/01/12	12,500	12,487,917
Skandinaviska Enskilda Banken, 144A(n)	0.600%		03/15/12	10,000	9,987,667
Standard Chartered Bank, 144A(n)	0.420%		01/17/12	28,000	27,994,773

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL PAPER (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

State Street Corp.(n)	0.200%		01/03/12	$7,000	$6,999,922
Swedbank AB(n)	0.400%		01/10/12	25,000	24,997,500
US Bank National Assoc.(n)	0.150%		01/13/12	17,000	16,999,150
US Bank National Assoc.	0.150%		01/17/12	11,000	11,000,000
US Bank National Assoc.(n)	0.210%		01/19/12	8,000	7,999,160

TOTAL COMMERCIAL PAPER (cost $617,632,639)					617,632,639

CORPORATE BONDS — 1.8%
Bank of Montreal, Certificate of Deposit	0.618%	(c)	10/25/12	6,000	6,007,293
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A	0.679%	(c)	02/01/12	9,000	9,003,172
Shell International Finance BV, Gtd. Notes	0.920%	(c)	06/22/12	15,324	15,353,472
Toyota Motor Credit Corp., Notes, MTN	0.650%	(c)	11/09/12	9,000	9,000,000
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	0.603%	(c)	10/18/12	9,000	9,000,000

TOTAL CORPORATE BONDS (cost $48,363,937)					48,363,937

OTHER INSTRUMENTS-AGENCY BONDS — 1.8%
Bank of America NA, FDIC, Gtd. Notes, MTN	3.125%		06/15/12	15,000	15,195,045
Citigroup Funding, Inc., FDIC, Gtd. Notes, MTN	2.000%		03/30/12	766	769,582
Citigroup, Inc., FDIC, Gtd. Notes	2.125%		04/30/12	7,020	7,066,359
General Electric Capital Corp., FDIC, Gtd. Notes, MTN	2.250%		03/12/12	15,499	15,557,352
Goldman Sachs Group, Inc. (The), FDIC, Gtd. Notes	2.150%		03/15/12	925	928,912
Morgan Stanley, FDIC, Gtd. Notes	0.724%	(c)	02/10/12	4,000	4,002,946
Pooled Funding Trust I, FDIC, Gtd. Notes, 144A	2.740%		02/15/12	6,300	6,320,481

TOTAL OTHER INSTRUMENTS-AGENCY BONDS (cost $49,840,677)					49,840,677

REPURCHASE AGREEMENTS(m) — 19.3%
Barclays Capital, Inc., 0.030%, dated 12/27/11, due 01/03/12 in the amount of $75,000,438				75,000	75,000,000
BNP Bank Securities, 0.100%, dated 12/27/11, due 01/03/12 in the amount of $35,000,681				35,000	35,000,000
Credit Suisse Securities, Inc., 0.090%, dated 12/14/11, due 01/04/12 in the amount of $34,001,785(g)				34,000	34,000,000
Credit Suisse Securities, Inc., 0.150%, dated 12/08/11, due 01/05/12 in the amount of $34,003,967(g)				34,000	34,000,000
Deutsche Bank, 0.050%, dated 12/28/11, due 01/04/12 in the amount of $20,000,194				20,000	20,000,000
Deutsche Bank Securities, 0.060%, dated 12/29/11, due 01/05/12 in the amount of $23,000,268				23,000	23,000,000
Deutsche Bank Securities, 0.080%, dated 12/27/11, due 01/03/12 in the amount of $49,000,762				49,000	49,000,000
Goldman Sachs & Co., 0.090%, dated 12/28/11, due 01/04/12 in the amount of $56,000,980				56,000	56,000,000
Goldman Sachs & Co., 0.100%, dated 12/30/11, due 01/06/12 in the amount of $67,001,303				67,000	67,000,000
Goldman Sachs & Co., 0.140%, dated 12/15/11, due 01/05/12 in the amount of $34,002,777(g)				34,000	34,000,000
HSBC Securities, 0.050%, dated 12/30/11, due 01/03/12 in the amount of $40,000,222				40,000	40,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

REPURCHASE AGREEMENTS(m) (continued)				Principal Amount (000)#	Value (Note 2)
RBS Securities, Inc., 0.040%, dated 12/30/11,due 01/03/12 in the amount of $42,767,190				$42,767	$42,767,000
UBS Securities LLC, 0.020%, dated 12/30/11,due 01/03/12 in the amount of $16,000,036				16,000	16,000,000

TOTAL REPURCHASE AGREEMENTS (cost $525,767,000)					525,767,000

	Interest Rate		Maturity Date
TIME DEPOSITS — 1.8%
Chase Bank USA NA(n)	0.010%		01/03/12	29,000	29,000,000
US Bank National Assoc.(n)	0.150%		01/03/12	20,000	20,000,000

TOTAL TIME DEPOSITS (cost $49,000,000)					49,000,000

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS — 30.2%
Federal Home Loan Bank(n)	0.020%		03/15/12	11,000	10,999,548
Federal Home Loan Bank(n)	0.030%		01/20/12	10,000	9,999,842
Federal Home Loan Bank(n)	0.030%		02/17/12	18,000	17,999,295
Federal Home Loan Bank(n)	0.030%		03/16/12	10,000	9,999,375
Federal Home Loan Bank(n)	0.030%		03/19/12	9,000	8,999,415
Federal Home Loan Bank(n)	0.050%		01/18/12	20,000	19,999,528
Federal Home Loan Bank(n)	0.100%		04/09/12	60,000	59,983,500
Federal Home Loan Bank	0.120%		01/30/12	13,000	12,999,768
Federal Home Loan Bank(n)	0.160%		05/15/12	29,000	28,982,600
Federal Home Loan Bank(n)	0.160%		06/15/12	34,000	33,974,916
Federal Home Loan Bank	0.200%		05/11/12	27,000	26,997,751
Federal Home Loan Bank	0.625%		01/13/12	40,000	40,006,865
Federal Home Loan Mortgage Corp.(n)	0.030%		04/25/12	13,000	12,998,754
Federal Home Loan Mortgage Corp.(n)	0.040%		05/22/12	25,000	24,996,056
Federal Home Loan Mortgage Corp.(n)	0.040%		05/30/12	18,000	17,997,000
Federal Home Loan Mortgage Corp.(n)	0.065%		06/12/12	17,000	16,994,997
Federal Home Loan Mortgage Corp.(n)	0.080%		07/11/12	11,000	10,995,307
Federal Home Loan Mortgage Corp.(n)	0.100%		01/03/12	40,000	39,999,800
Federal Home Loan Mortgage Corp.(n)	0.100%		01/03/12	50,000	49,999,722
Federal Home Loan Mortgage Corp.(n)	0.100%		04/02/12	40,000	39,989,778
Federal Home Loan Mortgage Corp.(n)	0.100%		06/06/12	11,000	10,995,203
Federal Home Loan Mortgage Corp.	1.750%		06/15/12	35,000	35,258,303
Federal Home Loan Mortgage Corp., MTN	0.191	%(c)	02/02/12	5,916	5,915,685
Federal Home Loan Mortgage Corp., MTN	0.243	%(c)	02/16/12	27,000	27,000,719
Federal National Mortgage Assoc.(n)	0.030%		04/16/12	47,000	46,995,848
Federal National Mortgage Assoc.(n)	0.060%		05/07/12	15,000	14,996,825
Federal National Mortgage Assoc.(n)	0.070%		02/15/12	4,105	4,104,641
Federal National Mortgage Assoc.(n)	0.080%		03/05/12	31,000	30,995,591
Federal National Mortgage Assoc.(n)	0.100%		02/13/12	38,000	37,995,461
Federal National Mortgage Assoc.(n)	0.100%		03/01/12	16,000	15,997,333
Federal National Mortgage Assoc.(n)	0.100%		06/01/12	35,000	34,985,222
Federal National Mortgage Assoc.(n)	0.140%		01/03/12	25,000	24,999,806
Federal National Mortgage Assoc.	0.312	%(c)	08/23/12	16,000	16,007,041
Federal National Mortgage Assoc.	2.000%		01/09/12	20,000	20,007,910

TOTAL U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS (cost $821,169,405)					821,169,405

U.S. TREASURY OBLIGATIONS — 9.1%
U.S. Treasury Bills(n)	0.013%		01/05/12	45,000	44,999,850
U.S. Treasury Bills(n)	0.015%		01/19/12	43,000	42,998,710
U.S. Treasury Bills(n)	0.030%		01/19/12	18,000	17,999,730

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Bills(n)	0.040%	01/05/12	$15,000	$14,999,933
U.S. Treasury Bills(n)	0.050%	01/12/12	14,000	13,999,786
U.S. Treasury Notes	0.875%	01/31/12	23,500	23,510,807
U.S. Treasury Notes	1.875%	06/15/12	15,000	15,121,824
U.S. Treasury Notes	4.125%	08/31/12	47,500	48,762,837
U.S. Treasury Notes	4.625%	07/31/12	23,000	23,605,559

TOTAL U.S. TREASURY OBLIGATIONS (cost $245,999,036)				245,999,036

TOTAL INVESTMENTS — 99.9% (cost $2,715,571,481)				2,715,571,481
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%.				1,626,750

NET ASSETS — 100.0%				$2,717,198,231

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securites are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assoc.
GNMA	Government National Mortgage Assoc.
MTN	Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(g)	Indicates a security that has been deemed illiquid.

(m)	Repurchase agreements are collateralized by FNMA (coupon rates 4.00%-5.50%, maturity dates 05/01/40-03/01/41), FHLMC (coupon rates 4.00%-7.00%, maturity dates 06/01/35-01/01/42), GNMA (coupon rates 4.00%-6.50%, maturity dates 01/15/33- 10/20/41) and U.S. Treasury Securities (coupon rates 1.50%-3.63%, maturity dates 07/31/16- 01/15/28), with the aggregate value, including accrued interest, of $536,738,517.

(n)	Rates shown are the effective yields at purchase date.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$357,798,787	$—
Commercial Paper	—	617,632,639	—
Corporate Bonds	—	48,363,937	—
Other Instruments—Agency Bonds	—	49,840,677	—
Repurchase Agreements	—	525,767,000	—
Time Deposits	—	49,000,000	—
U.S. Government Agency/Supra National Obligations	—	821,169,405	—
U.S. Treasury Obligations	—	245,999,036	—

Total	$—	$2,715,571,481	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Government Agency/Supra National Obligations	30.2%
Commercial Paper	22.7
Repurchase Agreements	19.3
Certificates of Deposit	13.2
U.S. Treasury Obligations	9.1

Other Instruments—Agency Bonds	1.8%
Time Deposits	1.8
Corporate Bonds	1.8

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2011
ASSETS:
Investments at value:
Unaffiliated investments (cost $2,189,804,481)	$2,189,804,481
Repurchase agreements (cost $525,767,000)	525,767,000
Cash	79
Receivable for fund share sold	5,053,427
Interest receivable	2,057,209
Prepaid expenses	37,462

Total Assets	2,722,719,658

LIABILITIES:
Payable for fund share repurchased	5,262,891
Accrued expenses and other liabilities	153,455
Advisory fees payable	84,697
Shareholder servicing fees payable	19,876
Affiliated transfer agent fee payable	508

Total Liabilities	5,521,427

NET ASSETS	$2,717,198,231

Net assets were comprised of:
Paid-in capital	$2,716,772,865
Retained earnings	425,366

Net assets, December 31, 2011	$2,717,198,231

Net asset value and redemption price per share, $2,717,198,231 / 2,716,795,317 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS Year Ended December 31, 2011
INVESTMENT INCOME
Unaffiliated interest income	$6,435,846

EXPENSES
Advisory fees	15,890,113
Shareholder servicing fees and expenses	3,179,099
Custodian and accounting fees	381,000
Trustees’ fees	42,000
Insurance expenses	36,000
Audit fees	22,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (includingaffiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	8,000
Miscellaneous	17,110

Total expenses	19,598,322
Less: advisory fee waivers and/or expensereimbursement	(12,899,924)
Less: shareholder servicing fee waiver	(898,787)

Net expenses	5,799,611

NET INVESTMENT INCOME	636,235

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	123,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$759,980

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$636,235	$734,221
Net realized gain on investment transactions	123,745	55,796

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	759,980	790,017

DISTRIBUTIONS	(635,559)	(734,882)

FUND SHARE TRANSACTIONS:
Fund share sold [5,674,983,351 and 5,539,161,215 shares, respectively]	5,674,983,352	5,539,161,215
Fund share issued in reinvestment/payment of distributions [630,053 and 729,384 shares,respectively].	630,053	729,384
Fund share repurchased [6,176,399,052 and 5,143,066,245 shares, respectively]	(6,176,399,052)	(5,143,066,245)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(500,785,647)	396,824,354

TOTAL INCREASE (DECREASE) IN NET ASSETS	(500,661,226)	396,879,489
NET ASSETS:
Beginning of year	3,217,859,457	2,820,979,968

End of year	$2,717,198,231	$3,217,859,457

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST NEUBERGER BERMAN CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 96.9% COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.2%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4	Aaa	5.414%		09/10/47	$3,500	$3,781,991
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A4	Aa3	5.622%	(c)	06/10/49	2,500	2,680,740
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	Aaa	5.322%		12/11/49	4,000	4,242,612
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B	Aa1	6.007%	(c)	12/10/49	3,165	3,401,251
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3	Aaa	5.467%		09/15/39	3,990	4,243,417
CW Capital Cobalt Ltd., Series 2007-C3, Class A4	BBB+(d)	5.816%	(c)	05/15/46	840	901,590
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aaa	5.444%		03/10/39	4,000	4,329,544
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	(c)	04/10/38	2,910	3,163,854
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	3,650	4,007,346
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	A1	5.790%	(c)	08/10/45	4,000	4,343,944
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4	Aaa	5.814%	(c)	06/12/43	2,500	2,704,045
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3	Aa3	5.336%		05/15/47	4,000	4,242,008
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4	Aaa	5.440%		06/12/47	2,500	2,679,530
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4	Aa2	5.740%	(c)	02/12/49	4,000	4,327,768
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4	Aa2	5.817%	(c)	06/15/49	4,000	4,250,908
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	Aaa	5.882%	(c)	02/15/51	2,600	2,823,902
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.420%		01/15/49	4,000	4,324,204
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	Aaa	5.172%	(c)	12/12/49	3,500	3,767,974
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4	Aa2	5.743%	(c)	06/12/50	4,000	4,230,496
Morgan Stanley Capital I, Series 2007-IQ13, Class A4	A-(d)	5.364%		03/15/44	1,150	1,215,080
Morgan Stanley Capital I, Series 2007-IQ16, Class A4	A+(d)	5.809%		12/12/49	3,000	3,303,390

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $71,367,478)						72,965,594

CORPORATE BONDS — 23.4%
Aerospace & Defense — 1.0%
L-3 Communications Corp., Gtd. Notes	Baa3	3.950%		11/15/16	3,505	3,537,677
Lockheed Martin Corp., Sr. Unsec’d. Notes	Baa1	3.350%		09/15/21	3,100	3,083,874
Raytheon Co., Sr. Unsec’d. Notes	A3	4.700%		12/15/41	2,370	2,433,997

						9,055,548

Agriculture — 1.0%
Altria Group, Inc., Gtd. Notes	Baa1	4.125%		09/11/15	3,150	3,419,631
Lorillard Tobacco Co., Gtd. Notes	Baa2	3.500%		08/04/16	1,625	1,643,660

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Agriculture (continued)
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	$3,500	$4,169,193

					9,232,484

Airlines — 0.8%
Continental Airlines 2007-1 Class A Pass-Through Trust, Series 27-1, Class A, Pass-Through Certificates	Baa1	5.983%	10/19/23	4,183	4,354,972
Delta Air Lines 2010-1 Class A, Pass-Through Trust, Pass-Through Certificates	Baa2	6.200%	07/02/18	2,287	2,436,101

					6,791,073

Banking — 4.6%
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	4.500%	04/01/15	5,600	5,403,922
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	4.750%	08/01/15	2,200	2,122,296
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	5.625%	07/01/20	3,625	3,348,536
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.000%	05/13/21	3,620	3,297,223
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.500%	04/11/13	2,800	2,858,584
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.125%	11/21/17	2,675	2,854,843
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	3,800	3,535,949
Morgan Stanley, Sr. Unsec’d. Notes	A2	3.450%	11/02/15	4,825	4,442,334
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	7,675	7,107,656
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes	Aa1	1.450%	10/30/14	3,435	3,452,831
Wells Fargo & Co., Sr. Unsec’d. Notes	A+(d)	2.625%	12/15/16	2,755	2,753,319

					41,177,493

Biotechnology — 0.6%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41	3,675	3,809,814
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	2.400%	12/01/14	1,495	1,521,922

					5,331,736

Chemicals — 0.2%
Ecolab,, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21	1,535	1,639,210

Commercial Services — 0.3%
ERAC USA Finance LLC, Sr. Notes, 144A	Baa1	4.500%	08/16/21	2,950	3,025,650

Computers — 0.7%
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	2.350%	03/15/15	3,350	3,333,779
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	4.650%	12/09/21	3,105	3,276,023

					6,609,802

Electric — 0.5%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	Baa1	4.875%	05/26/21	3,250	3,347,500
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	4.900%	08/01/41	750	809,851

					4,157,351

Finance — 2.2%
American Express Credit Corp., Sr. Unsec’d. Notes	A2	5.125%	08/25/14	3,150	3,384,105
American Honda Finance Corp., Sr. Notes, 144A	A1	1.850%	09/19/14	3,100	3,114,524
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.900%	05/13/14	5,250	5,749,548
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.650%	10/17/21	3,150	3,287,551

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Finance (continued)
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	Baa3	5.375%	03/15/17	$1,725	$1,735,488
Toyota Motor Credit Corp., Sr. Unsec’d. Notes	Aa3	1.250%	11/17/14	2,000	2,011,158

					19,282,374

Foods — 0.9%
Hershey Co. (The), Sr. Unsec’d. Notes	A2	1.500%	11/01/16	4,000	4,002,212
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.500%	02/09/40	2,780	3,616,613

					7,618,825

Media — 3.7%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	5.000%	03/01/21(a)	1,650	1,765,861
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	6.000%	08/15/40	3,100	3,381,709
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	3,300	3,482,642
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	6.400%	04/30/40	1,875	2,305,114
News America, Inc., Gtd. Notes	Baa1	4.500%	02/15/21	3,000	3,145,527
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.500%	09/01/41	3,600	3,793,680
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18	6,300	7,482,604
Time Warner, Inc., Gtd. Notes	Baa2	5.375%	10/15/41	2,275	2,464,257
Time Warner, Inc., Gtd. Notes	Baa2	6.100%	07/15/40	2,350	2,754,987
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	3.875%	12/15/21	2,095	2,138,721

					32,715,102

Metals & Mining — 1.2%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18(a)	6,825	6,740,111
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	1.875%	11/21/16	4,340	4,383,947

					11,124,058

Office Equipment & Supplies — 0.3%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.500%	05/15/21	3,000	3,040,392

Oil & Gas — 0.8%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	5.950%	09/15/16	1,850	2,097,068
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.561%	11/01/21	2,190	2,279,974
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	5.900%	06/15/14	1,600	1,738,992
Nexen, Inc. (Canada), Sr. Unsec’d. Notes	Baa3	6.400%	05/15/37	1,150	1,218,148

					7,334,182

Pharmaceuticals — 0.6%
AmerisourceBergen Corp., Gtd. Notes	Baa2	3.500%	11/15/21	1,560	1,601,980
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	3.500%	11/15/16	2,670	2,719,275
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	4.750%	11/15/21	1,440	1,490,070

					5,811,325

Pipelines — 0.2%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.950%	02/01/41	1,500	1,681,281

Real Estate Investment Trusts — 0.3%
Health Care REIT, Inc., Sr. Unsec’d. Notes	Baa2	5.250%	01/15/22	2,600	2,547,225

Retail & Merchandising — 0.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	05/15/41	2,825	3,363,815

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications — 2.9%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	$3,200	$3,191,085
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	5,000	5,288,755
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.550%	02/15/39(a)	2,325	2,957,491
Qwest Corp., Sr. Unsec’d. Notes	Baa3	6.750%	12/01/21	3,780	4,120,200
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	3.992%	02/16/16	2,150	2,067,227
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.462%	02/16/21	4,750	4,532,764
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	3.500%	11/01/21	2,565	2,670,478
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.750%	11/01/41	1,175	1,264,573

					26,092,573

Transportation — 0.2%
CSX Corp., Sr. Unsec’d. Notes	Baa3	4.750%	05/30/42	1,325	1,367,199

TOTAL CORPORATE BONDS (cost $208,229,690)					208,998,698

U.S. GOVERNMENT AGENCY OBLIGATION — 0.7%
Federal Home Loan Banks, Bonds (cost $6,427,815)		5.500%	07/15/36	5,070	6,576,332

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 37.0%
Federal Home Loan Mortgage Corp.		3.500%	TBA	6,615	6,791,745
Federal Home Loan Mortgage Corp.		4.000%	05/01/39-10/01/41	17,280	18,150,592
Federal Home Loan Mortgage Corp.		4.000%	TBA	4,000	4,195,000
Federal Home Loan Mortgage Corp.		4.500%	06/01/39-06/01/41	41,263	43,756,765
Federal Home Loan Mortgage Corp.		5.000%	12/01/28-12/01/41	17,015	18,311,481
Federal Home Loan Mortgage Corp.		5.000%	TBA	4,185	4,496,913
Federal Home Loan Mortgage Corp.		5.500%	02/01/38-05/01/38	18,819	20,445,349
Federal Home Loan Mortgage Corp.		5.500%	TBA	42,810	46,448,850
Federal Home Loan Mortgage Corp.		6.000%	09/01/13-05/01/40	7,811	8,590,875
Federal National Mortgage Assoc.		4.000%	12/01/40-09/01/41	21,890	23,020,183
Federal National Mortgage Assoc.		4.000%	TBA	9,810	10,305,099
Federal National Mortgage Assoc.		4.500%	01/01/39-04/01/41	39,934	42,528,598
Federal National Mortgage Assoc.		4.500%	TBA	5,540	5,894,906
Federal National Mortgage Assoc.		5.000%	11/01/35-03/01/36	7,564	8,191,335
Federal National Mortgage Assoc.		5.000%	TBA	8,000	8,642,500
Federal National Mortgage Assoc.		5.500%	06/01/38-12/01/39	18,039	19,683,934
Federal National Mortgage Assoc.		5.500%	TBA	28,860	31,425,833
Federal National Mortgage Assoc.		6.000%	10/01/37-09/01/40	9,486	10,453,564

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $329,040,903)					331,333,522

U.S. TREASURY OBLIGATIONS — 27.6%
U.S. Treasury Bonds		4.500%	02/15/36	18,210	23,829,497
U.S. Treasury Bonds		6.875%	08/15/25	19,570	30,137,800
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.125%	01/15/21	6,770	7,815,295
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.000%	04/15/12	4,875	5,463,715
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.375%	01/15/17	33,760	44,001,816
U.S. Treasury Notes		0.625%	07/31/12	26,200	26,280,853
U.S. Treasury Notes		1.125%	12/15/12	50,000	50,460,950
U.S. Treasury Notes		2.375%	10/31/14	3,520	3,718,275
U.S. Treasury Notes		3.125%	01/31/17	28,410	31,579,476

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	3.625%	08/15/19	$19,985	$23,146,687

TOTAL U.S. TREASURY OBLIGATIONS (cost $244,805,644)				246,434,364

TOTAL LONG-TERM INVESTMENTS (cost $859,871,530)				866,308,510

			Shares
SHORT-TERM INVESTMENT — 16.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $145,984,962; includes $6,997,044 of cash collateral for securities on loan)(b)(w)(Note 4)			145,984,962	145,984,962

TOTAL INVESTMENTS — 113.2% (cost $1,005,856,492)				1,012,293,472
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (13.2)%				(117,774,417)

NET ASSETS — 100.0%				$894,519,055

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,846,604; cash collateral of $6,997,044 (included with liabilities) was received with which the Portfolio purchased highly liquid short- term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Depreciation
Short Position:
475	5 Year U.S. Treasury Notes.	Mar. 2012	58,261,719	58,547,461	$(285,742)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$72,965,594	$—
Corporate Bonds	—	208,998,698	—
U.S. Government Agency Obligation	—	6,576,332	—
U.S. Government Mortgage-Backed Obligations	—	331,333,522	—
U.S. Treasury Obligations	—	246,434,364	—
Affiliated Money Market Mutual Fund	145,984,962	—	—
Other Financial Instruments*
Futures	(285,742)	—	—

Total	$145,699,220	$866,308,510	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Government Mortgage-Backed Obligations	37.0%
U.S. Treasury Obligations	27.6
Affiliated Money Market Mutual Fund (0.8% represents investments purchased with collateral from securities on loan)	16.3
Commercial Mortgage-Backed Securities	8.2
Banking	4.6
Media	3.7
Telecommunications	2.9
Finance	2.2
Metals & Mining	1.2
Agriculture	1.0
Aerospace & Defense	1.0
Foods	0.9
Oil & Gas	0.8

Airlines	0.8%
Computers	0.7
U.S. Government Agency Obligation	0.7
Pharmaceuticals	0.6
Biotechnology	0.6
Electric	0.5
Retail & Merchandising	0.4
Office Equipment & Supplies	0.3
Commercial Services	0.3
Real Estate Investment Trusts	0.3
Pipelines	0.2
Chemicals	0.2
Transportation	0.2

113.2
Liabilities in excess of other assets	(13.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker-variation margin	$285,742	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period October 17, 2011* through December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(183,401)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(285,742)

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

STATEMENT OF OPERATIONS

For the Period October 17, 2011* through December 31, 2011

Investments at value, including securities on loan of $6,846,604:
Unaffiliated investments (cost $859,871,530)	$866,308,510
Affiliated investments (cost $145,984,962)	145,984,962
Cash	77,037
Deposit with broker	427,500
Dividends and interest receivable	5,690,822
Receivable for fund share sold	1,771,064
Prepaid expenses	6,139

Total Assets	1,020,266,034

LIABILITIES:
Payable for investments purchased	118,449,957
Payable to broker for collateral for securities on loan	6,997,044
Accrued expenses and other liabilities	97,074
Advisory fees payable	90,519
Due to broker-variation margin	81,641
Shareholder servicing fees payable	30,236
Affiliated transfer agent fee payable	508

Total Liabilities	125,746,979

NET ASSETS	$894,519,055

Net assets were comprised of:
Paid-in capital	$885,429,709
Retained earnings	9,089,346

Net assets, December 31, 2011	$894,519,055

Net asset value and redemption price per share, $894,519,055 / 88,275,266 outstanding shares of beneficial interest	$10.13

INVESTMENT INCOME
Unaffiliated interest income	$3,576,974
Affiliated dividend income	66,963
Affiliated income from securities lending, net	1,108

3,645,045

EXPENSES
Advisory fees	1,084,375
Shareholder servicing fees and expenses	154,911
Custodian and accounting fees	47,000
Audit fees	36,000
Shareholders’ reports	5,000
Trustees’ fees	4,000
Legal fees and expenses	3,000
Transfer agent’s fees and expenses (including affiliated expense of $800) (Note 4)	3,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	2,000
Miscellaneous	3,422

Total expenses	1,344,708
Less: advisory fee waivers and/or expense reimbursement	(12,700)
Less: shareholder servicing fee waiver	(23,569)

Net expenses	1,308,439

NET INVESTMENT INCOME	2,336,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	784,903
Futures transactions	(183,401)

601,502

Net change in unrealized appreciation (depreciation) on:
Investments	6,436,980
Futures	(285,742)

6,151,238

NET GAIN ON INVESTMENTS	6,752,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,089,346

STATEMENT OF CHANGES IN NET ASSETS

October 17, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,336,606
Net realized gain on investment transactions	601,502
Net change in unrealized appreciation (depreciation) on investments	6,151,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,089,346

FUND SHARE TRANSACTIONS:
Fund share sold [97,112,835 shares]	973,898,892
Fund share repurchased [8,837,569 shares]	(88,469,183)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	885,429,709

TOTAL INCREASE IN NET ASSETS	894,519,055
NET ASSETS:
Beginning of period	—

End of period	$894,519,055

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 96.0% ASSET-BACKED SECURITIES — 4.0%	Moody’s Rating† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 2.1%
Bank One Issuance Trust, Series C3, Class C3	Baa2	4.770%		02/15/16	$10,000	$10,420,924
Citibank Credit Card Issuance Trust, Series C2	Baa2	0.764%	(c)	03/24/17	6,500	6,327,741
Citibank Credit Card Issuance Trust, Series C4, Class C4	Baa2	5.000%		06/10/15	5,000	5,212,880
Fraser Sullivan CLO Ltd., Series 6A, Class A1, 144A	Aaa	2.138%	(c)	11/22/22	1,500	1,466,517
MBNA Credit Card Master Note Trust, Series C7, Class C7	A3	1.628%	(c)	03/15/16	14,090	14,122,724

						37,550,786

Residential Mortgage-Backed Securities — 1.9%
ACE Securities Corp., Series 2004-IN1, Class A1	Aa2	0.614%	(c)	05/25/34	1,261	925,800
ACE Securities Corp., Series OP1	Ba3	1.074%	(c)	04/25/34	1,038	753,660
ACE Securities Corp., Series OP1, Class M1	Ba1	1.344%	(c)	12/25/33	755	594,088
Ameriquest Mortgage Securities, Inc., Series 1, Class M1	Ca	1.644%	(c)	02/25/33	1,269	944,145
Asset Backed Securities Corp. Home Equity, Series HE1	Aa1	3.803%	(c)	01/15/33	1,149	1,039,532
Asset Backed Securities Corp. Home Equity, Series HE2, Class M1	Ba3	1.119%	(c)	04/25/34	7,900	5,449,693
Asset Backed Securities Corp. Home Equity, Series HE3	Baa3	1.104%	(c)	06/25/34	4,396	2,949,835
Bear Stearns Asset Backed Securities Trust, Series SD3, Class 1A	BB(d)	0.784%	(c)	07/25/35	6,063	4,561,644
Citigroup Mortgage Loan Trust, Inc., Series OPT1, Class M1	Aa3	0.844%	(c)	10/25/34	5,630	4,608,577
Countrywide Asset-Backed Certificates, Series BC1, Class M1	Baa3	1.044%	(c)	02/25/34	2,164	1,678,818
Countrywide Asset-Backed Certificates, Series SD1, Class A1, 144A	A1	0.634%	(c)	06/25/33	3,811	3,239,613
HSBC Home Equity Loan Trust (United Kingdom), Series 2, Class M2	Aa1	0.775%	(c)	01/20/35	3,263	2,827,573
Mastr Asset Backed Securities Trust, Series WMC2, Class M1	B2	1.194%	(c)	04/25/34	4,467	3,186,479
Saxon Asset Securities Trust, Series 1, Class A	Aaa	0.834%	(c)	03/25/35	405	277,687
Structured Asset Investment Loan Trust, Series 11, Class A4	A3	0.744%	(c)	01/25/35	1,106	922,791

						33,959,935

TOTAL ASSET-BACKED SECURITIES (cost $71,386,128)						71,510,721

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 5	Aaa	5.115%	(c)	10/10/45	2,000	2,206,274
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 5, Class A3	AAA(d)	5.620%		02/10/51	7,500	7,894,905
Bear Stearns Commercial Mortgage Securities, Series PW13	AAA(d)	5.540%		09/11/41	2,750	3,061,594
Bear Stearns Commercial Mortgage Securities, Series PW18	AAA(d)	5.926%		06/11/50	7,000	7,650,055
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	5,800	5,921,330

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Rating† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series CD1	Aaa	5.225%	(c)	07/15/44	$7,170	$7,924,169
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series CD4	Aaa	5.293%		12/11/49	1,990	2,116,660
Credit Suisse Mortgage Capital Certificates (Switzerland), Series C4	Aaa	5.795%	(c)	09/15/39	2,000	2,084,194
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(d)	5.419%	(c)	02/15/39	3,320	3,674,207
GE Capital Commercial Mortgage Corp., Series C1, Class A4	AAA(d)	5.330%	(c)	03/10/44	7,160	7,861,071
GMAC Commercial Mortgage Securities, Inc., Series C1, Class A4	AAA(d)	5.238%	(c)	11/10/45	7,000	7,536,025
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA(d)	5.553%	(c)	04/10/38	6,914	7,517,143
JP Morgan Chase Commercial Mortgage Securities Corp., Series CB14, Class A4	Aaa	5.481%	(c)	12/12/44	5,000	5,437,410
JP Morgan Chase Commercial Mortgage Securities Corp., Series LDP6, Class A4	Aaa	5.475%	(c)	04/15/43	8,500	9,350,382
JP Morgan Chase Commercial Mortgage Securities Corp., Series LDP8, Class A4	Aaa	5.399%		05/15/45	1,505	1,658,071
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	Aaa	5.661%	(c)	03/15/39	500	549,614
LB-UBS Commercial Mortgage Trust, Series C1	Aaa	6.575%	(c)	03/15/34	1,560	1,567,703
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	(c)	08/12/43	1,138	1,266,465
Merrill Lynch Mortgage Trust, Series C1	A(d)	5.666%	(c)	05/12/39	360	371,655
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2, Class A4	Aaa	5.906%	(c)	06/12/46	7,000	7,813,183
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43	2,600	2,906,153
Morgan Stanley Capital I, Series HQ8, Class A4	Aaa	5.417%	(c)	03/12/44	5,096	5,580,926
Morgan Stanley Capital I, Series IQ11, Class A4	AAA(d)	5.728%	(c)	10/15/42	3,000	3,312,549
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	(c)	01/15/45	3,479	3,790,047
Wachovia Bank Commercial Mortgage Trust, Series C27, Class A3	Aaa	5.765%	(c)	07/15/45	7,370	8,154,890
Wachovia Bank Commercial Mortgage Trust, Series C31	Aa2	5.509%		04/15/47	7,000	7,380,604

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $123,464,733)						124,587,279

CORPORATE BONDS — 21.9%
Airlines — 0.2%
Delta Air Lines 2011-1 Class A Pass Through Trust, Pass Thru. Cert.(a)	Baa2	5.300%		04/15/19	3,560	3,595,600

Automotive — 0.1%
Hyundai Capital America (South Korea), Gtd. Notes, 144A(a)	Baa2	4.000%		06/08/17	2,825	2,795,326

Banking — 5.8%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%		05/20/19	6,500	8,403,662
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.000%		05/13/21	7,315	6,662,758
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN	Baa1	5.650%		05/01/18	3,575	3,406,092

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Bank of Nova Scotia (Canada), Covered Notes, 144A	Aaa	1.250%	11/07/14	$3,035	$3,022,177
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	2,150	2,383,539
Capital One Bank USA NA, Sub. Notes	Baa1	8.800%	07/15/19	5,500	6,291,945
Citigroup, Inc., Sr. Unsec’d. Notes	A3	4.500%	01/14/22	3,595	3,458,473
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	5.375%	08/09/20	4,500	4,627,220
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%	07/15/39	2,250	2,754,747
Citigroup, Inc., Sub. Notes	Baa1	6.125%	08/25/36	2,350	2,032,774
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	1,000	1,177,086
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	A1	5.250%	07/27/21	8,000	7,804,320
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	4,750	4,419,937
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%	05/02/36	5,000	5,052,030
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.250%	10/15/20	5,900	5,941,436
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%	08/15/21	5,790	5,847,362
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	6,400	7,248,870
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	A1	6.375%	01/21/21	3,175	3,181,779
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.500%	07/28/21	6,350	5,871,432
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	4,450	4,121,052
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A2	6.125%	01/11/21	2,225	2,195,027
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	2.625%	12/15/16	4,825	4,822,057
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	A2	4.600%	04/01/21	3,750	4,112,558

					104,838,333

Cable — 0.7%
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	2,900	3,515,505
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37	1,990	2,531,893
DISH DBS Corp., Gtd. Notes	Ba2	6.625%	10/01/14	2,500	2,668,750
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.550%	05/01/37	3,590	4,083,323

					12,799,471

Capital Goods — 0.4%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,387,082; purchased 10/26/11)(f)	Baa1	7.000%	10/15/37(g)	2,050	2,466,302
John Deere Capital Corp., Notes, MTN	A2	2.000%	01/13/17	2,950	2,994,111
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875%	10/01/21	1,950	2,066,524

					7,526,937

Chemicals — 0.4%
Dow Chemical Co/The, Sr. Unsec’d. Notes(a)	Baa3	5.250%	11/15/41	3,800	3,997,121
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	12/08/41	590	653,804
Lyondell Chemical Co, Sec’d. Notes(a)	Ba2	11.000%	05/01/18	1,500	1,638,750
LyondellBasell Industries NV, Gtd. Notes, 144A	Ba2	6.000%	11/15/21	250	259,375

					6,549,050

Consumer
Sealy Mattress Co, Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16	700	764,750

Electric — 1.2%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	03/01/14	2,000	2,160,000

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Commonwealth Edison Co., First Mortgage Bonds	Baa1	6.450%	01/15/38	$2,110	$2,790,694
Duke Energy Carolinas LLC, First Mortgage Bonds	A1	4.250%	12/15/41	1,350	1,412,431
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%	11/15/31	2,360	2,902,274
Florida Power & Light Co., First Mortgage Bonds	Aa3	4.125%	02/01/42	1,350	1,392,696
NRG Energy, Inc., Gtd. Notes	B1	7.375%	01/15/17	1,500	1,556,250
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	4.500%	12/15/41	3,200	3,272,173
Puget Sound Energy, Inc., Sr. Sec’d. Notes	A3	4.434%	11/15/41	3,675	3,811,475
San Diego Gas & Electric Co., First Mortgage Bonds	Aa3	3.950%	11/15/41	1,125	1,152,097
Southern Power Co., Sr. Unsec’d. Notes	Baa1	5.150%	09/15/41	1,025	1,087,469

					21,537,559

Energy—Integrated — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.561%	11/01/21	3,300	3,435,577
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.750%	11/15/39	1,980	2,620,336

					6,055,913

Energy—Other — 1.0%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	5.950%	06/01/41	1,350	1,554,672
Halliburton Co., Sr. Unsec’d. Notes	A2	4.500%	11/15/41	3,320	3,405,307
Kerr-McGee Corp., Gtd. Notes	Ba1	6.950%	07/01/24	3,110	3,709,092
Nabors Industries, Inc., Gtd. Notes, 144A	Baa2	4.625%	09/15/21	2,500	2,539,262
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	1,975	2,043,124
Novatek Finance Ltd. (Russia), Sr. Unsec’d. Notes, 144A	Baa3	5.326%	02/03/16	3,000	3,022,500
Plains Exploration & Production Co., Gtd. Notes	B1	6.750%	02/01/22	725	759,438
Transocean, Inc., Gtd. Notes	Baa3	7.350%	12/15/41	295	327,695
WPX Energy, Inc., Sr. Unsec’d. Notes, 144A	Ba1	5.250%	01/15/17	575	577,875

					17,938,965

Foods — 1.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	7.750%	01/15/19	3,296	4,268,844
Darling International, Inc., Gtd. Notes	Ba3	8.500%	12/15/18	1,200	1,332,000
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17	2,000	2,165,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A	B1	7.250%	06/01/21	2,990	2,788,175
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	02/01/18	5,280	6,189,015
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	4.750%	12/01/21	1,915	1,961,653
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	B2	7.500%	11/15/14	750	763,125
Tesco PLC (United Kingdom), Sr. Notes, 144A	A3	2.000%	12/05/14	2,175	2,197,718
Wendy’s Co. (The), Gtd. Notes	B3	10.000%	07/15/16	2,750	3,025,000

					24,690,530

Gaming — 0.5%
Marina District Finance Co., Inc., Sr. Sec’d. Notes(a)	B2	9.500%	10/15/15	1,500	1,402,500
MGM Resorts International, Gtd. Notes	B3	6.750%	04/01/13	1,000	1,006,250
MGM Resorts International, Sr. Sec’d. Notes	Ba2	13.000%	11/15/13	3,000	3,562,500

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Gaming (continued)
Peninsula Gaming LLC / Peninsula Gaming Corp., Sec’d. Notes	Ba3	8.375%	08/15/15	$850	$901,000
Pinnacle Entertainment, Inc., Gtd. Notes	B1	8.625%	08/01/17	2,000	2,115,000

					8,987,250

Healthcare & Pharmaceutical — 0.9%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41	2,980	3,089,318
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	2.750%	11/21/14	3,645	3,689,192
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	6.450%	09/15/37	1,020	1,375,800
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41	940	1,040,733
HCA, Inc., Sr. Unsec’d. Notes	B3	6.750%	07/15/13	3,000	3,097,500
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B1	6.250%	11/01/18	375	381,562
Teva Pharmaceutical Finance IV BV (Israel), Gtd. Notes	A3	3.650%	11/10/21	4,180	4,251,624

					16,925,729

Healthcare Insurance — 0.6%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	12/15/37	2,250	2,813,404
Cigna Corp., Sr. Unsec’d. Notes	Baa2	5.375%	02/15/42	2,240	2,227,124
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.300%	08/15/14	1,500	1,632,098
UnitedHealth Group, Inc., Sr. Unsec’d. Notes(a)	A3	4.625%	11/15/41	3,360	3,532,859
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	5.950%	02/15/41	363	446,292

					10,651,777

Insurance — 1.9%
Allied World Assurance Co. Ltd., Gtd. Notes	Baa1	5.500%	11/15/20	4,500	4,508,114
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	7,879	8,339,929
Axis Specialty Finance LLC, Gtd. Notes	Baa1	5.875%	06/01/20	1,700	1,747,772
Chubb Corp (The), Sr. Unsec’d. Notes	A2	6.000%	05/11/37	1,910	2,303,116
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	Baa1	7.000%	07/15/34	1,500	1,519,724
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.500%	03/15/35	950	926,143
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37	2,500	2,576,125
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35	3,620	4,040,445
Northwestern Mutual Life Insurance Co., Sub. Notes, 144A	Aa2	6.063%	03/30/40	1,130	1,356,488
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.250%	06/15/39	2,375	3,162,714
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	2,190	2,810,650

					33,291,220

Lodging
Host Hotels & Resorts LP, Gtd. Notes	Ba1	6.375%	03/15/15	500	508,749

Media & Entertainment — 0.8%
CBS Corp., Gtd. Notes	Baa2	5.900%	10/15/40	1,620	1,818,565
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	2,230	2,437,642
News America, Inc., Gtd. Notes	Baa1	6.150%	02/15/41	1,880	2,166,871
Time Warner, Inc., Gtd. Notes	Baa2	5.375%	10/15/41	770	834,056
Time Warner, Inc., Gtd. Notes	Baa2	6.250%	03/29/41	3,170	3,800,675
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	10/05/37	2,270	2,817,050

					13,874,859

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals — 0.4%
Bumi Investment Pte. Ltd, MTN, RegS	Ba3	10.750%	10/06/17	$2,000	$2,000,000
Peabody Energy Corp., Sr. Unsec’d. Notes, 144A	Ba1	6.000%	11/15/18	725	739,499
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	6.250%	07/15/41	1,830	2,114,040
Xstrata Canada Financial Corp. (United Kingdom), Gtd. Notes, 144A	Baa2	2.850%	11/10/14	1,745	1,753,912

					6,607,451

Non-Captive Finance — 1.0%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.650%	10/17/21	7,450	7,775,319
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.875%	01/10/39	4,150	4,971,833
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	4,700	4,841,000

					17,588,152

Paper — 0.2%
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000%	11/15/41	2,940	3,191,702
Rock-Tenn Co., Gtd. Notes	Ba2	9.250%	03/15/16	700	742,000

					3,933,702

Pipelines & Other — 0.4%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	Baa2	5.850%	01/15/41	1,200	1,382,954
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.950%	02/01/41	1,600	1,793,366
ONEOK Partners LP, Gtd. Notes	Baa2	6.125%	02/01/41	1,750	2,016,187
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	4.000%	11/15/21	2,100	2,156,324

					7,348,831

Railroads — 0.6%
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	4,400	4,462,370
CSX Corp., Sr. Unsec’d. Notes	Baa3	4.750%	05/30/42	1,450	1,496,180
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	3.250%	12/01/21	2,950	2,993,318
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	7.125%	02/01/28	920	1,180,136

					10,132,004

Real Estate Investment Trusts — 0.1%
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	1,250	1,276,790

Retailers — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	05/15/41	2,060	2,452,906
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.950%	04/01/41	1,420	1,832,073
Susser Holdings LLC / Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16	2,750	2,966,562
Target Corp., Sr. Unsec’d. Notes	A2	7.000%	01/15/38	2,220	3,103,145

					10,354,686

Telecommunications — 1.5%
America Movil S.A.B. de C.V. (Mexico), Gtd. Notes	A2	6.125%	03/30/40	2,120	2,520,589
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	5.350%	09/01/40	7,000	7,874,300
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625%	12/15/30	1,340	1,888,462
Embarq Corp., Sr. Unsec’d. Notes (original cost $3,723,931; purchased 11/15/11)(f)	Baa3	7.995%	06/01/36(g)	3,770	3,906,429
PAETEC Holding Corp., Sr. Sec’d. Notes	BB-(d)	8.875%	06/30/17	2,500	2,700,000

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (continued)
Telecom Italia Capital SA (Italy), Gtd. Notes	Baa2	7.721%	06/04/38	$590	$503,179
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.134%	04/27/20	1,420	1,333,832
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.750%	11/01/41	1,570	1,689,684
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	7.350%	04/01/39	3,260	4,557,529

					26,974,004

Tobacco — 0.9%
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39	4,300	6,691,316
Lorillard Tobacco Co., Gtd. Notes	Baa2	7.000%	08/04/41	1,350	1,419,001
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.375%	11/15/41	4,300	4,469,085
Reynolds American, Inc., Gtd. Notes	Baa3	6.750%	06/15/17	2,500	2,841,570

					15,420,972

TOTAL CORPORATE BONDS (cost $389,023,018)					392,968,610

MUNICIPAL BONDS — 1.4%
Bay Area Toll Authority, California Toll Bridge Revenue Bond, Build America Bonds	Aa3	6.263%	04/01/49	2,890	3,755,237
Colorado Bridge Enterprise, Revenue Bond, Senior Taxable, Series A, Build America Bonds	Aa3	6.078%	12/01/40	1,000	1,259,510
Curators University of Missouri, Taxable Syetem Facilities Revenue Bonds, Build America Bonds	Aa1	5.792%	11/01/41	400	501,339
Los Angeles California Department, Water & Power Revenue, Ser. A, Build America Bonds	Aa3	5.716%	07/01/39	1,475	1,707,504
Los Angeles California Department, Water & Power Revenue, Ser. D, Build America Bonds	Aa3	6.574%	07/01/45	750	1,002,510
Maryland State Transportation Authority, Facilities Project, Revenue Bonds, Build America Bonds	Aa3	5.888%	07/01/43	2,200	2,790,766
New Jersey Turnpike Authority, Build America Bonds	A3	7.102%	01/01/41	1,750	2,404,465
New York City Transitional Finance Authority, Future Tax Secured Bonds, Build America Bonds	Aa1	5.767%	08/01/36	1,320	1,552,901
Ohio State University, General Receipts Bonds, Series A	Aa1	4.800%	06/01/2111	2,275	2,372,757
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, Build America Bonds	Aa3	5.511%	12/01/45	1,280	1,455,130
President and Fellows of Harvard College, Sr. Notes	Aaa	4.875%	10/15/40	2,010	2,347,057
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, Build America Bonds	Aa1	4.839%	01/01/41	2,500	2,802,600
State of California, Taxable Var. Purp	A1	7.500%	04/01/34	1,560	1,866,836

TOTAL MUNICIPAL BONDS (cost $25,288,297)					25,818,612

NON-CORPORATE FOREIGN AGENCIES — 1.6%
Export Development Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.250%	10/26/16	1,040	1,051,787

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

NON-CORPORATE FOREIGN AGENCIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.125%	09/09/15		$2,000	$2,050,524
Gazprom OAO Via Gaz Capital SA (Russia), Sec’d. Notes, 144A	Baa1	4.950%	05/23/16		3,325	3,329,156
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	Baa1	9.250%	04/23/19		1,000	1,188,900
IPIC GMTN Ltd. (United Arab Emirates), Gtd. Notes, MTN, 144A	Aa3	5.500%	03/01/22		2,075	2,075,000
KazMunayGas National Co. (Kyrgyzstan), Sr. Unsec’d. Notes, MTN, 144A	Baa3	8.375%	07/02/13		1,250	1,309,375
Korea Development Bank (South Korea), Sr. Unsec’d. Notes(a)	A1	3.875%	05/04/17		1,195	1,180,043
Korea Hydro & Nuclear Power Co. Ltd., Sr. Unsec’d. Notes, RegS	A1	6.250%	06/17/14		3,566	3,846,716
Petrobras International Finance Co. (Brazil), Gtd. Notes	A3	5.375%	01/27/21		3,000	3,151,803
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21		3,000	3,255,000
Republic of South Africa, Series R213	A3	7.000%	02/28/31	ZAR	40,000	4,096,351
Statoil ASA (Norway), Gtd. Notes	Aa2	4.250%	11/23/41		1,475	1,540,491

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $28,169,708)						28,075,146

SOVEREIGNS — 0.9%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	4.875%	01/22/21		2,000	2,235,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	5.125%	01/15/20		1,350	1,542,375
Republic of Indonesia, Sr. Unsec’d. Notes, RegS	Ba1	4.875%	05/05/21		1,500	1,605,000
Republic of Indonesia, Sr. Unsec’d. Notes, RegS	Ba1	6.750%	03/10/14		2,000	2,162,500
Republic of Indonesia, Sr. Unsec’d. Notes, RegS	Ba1	7.250%	04/20/15		1,400	1,585,500
Republic of Ireland, Bonds	Ba1	4.500%	04/18/20	EUR	1,250	1,238,611
Republic of Poland, Series 3BR, Sr. Unsec’d. Notes	A2	1.000%	06/20/12	JPY	400,000	5,159,220

TOTAL SOVEREIGNS (cost $15,584,571)						15,528,206

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 16.1%
Federal Home Loan Mortgage Corp.		4.000%	11/01/40		8,769	9,242,303
Federal Home Loan Mortgage Corp.		4.500%	07/01/41		13,648	14,467,435
Federal National Mortgage Association		3.000%	TBA		3,000	3,088,594
Federal National Mortgage Association		3.000%	TBA		26,500	27,365,389
Federal National Mortgage Association		3.500%	TBA		15,500	16,207,188
Federal National Mortgage Association		4.000%	TBA		23,500	24,686,017
Federal National Mortgage Association		4.000%	TBA		23,000	24,099,689
Federal National Mortgage Association		4.500%	12/01/40		11,934	12,810,672
Federal National Mortgage Association		5.000%	TBA		33,500	36,117,188
Federal National Mortgage Association		5.500%	TBA		25,000	27,222,655
Government National Mortgage Association		3.500%	TBA		2,000	2,081,562
Government National Mortgage Association		4.000%	TBA		13,000	13,903,906
Government National Mortgage Association		4.000%	TBA		16,000	17,162,499
Government National Mortgage Association		4.500%	TBA		55,000	59,807,495

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $286,881,776)						288,262,592

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. TREASURY OBLIGATIONS — 43.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Bonds(a)	3.750%		08/15/41	$12,060	$14,183,694
U.S. Treasury Bonds	6.875%		08/15/25	11,000	16,940,000
U.S. Treasury Bonds	7.125%		02/15/23	10,500	15,879,612
U.S. Treasury Bonds	9.250%		02/15/16	82,000	110,693,604
U.S. Treasury Notes(k)	0.125%		09/30/13	450	449,104
U.S. Treasury Notes	0.125%		12/31/13	22,060	22,004,850
U.S. Treasury Notes	0.250%		10/31/13	720	720,112
U.S. Treasury Notes(a)	0.250%		11/30/13	31,940	31,943,737
U.S. Treasury Notes(a)	0.250%		12/15/14	15,245	15,194,981
U.S. Treasury Notes	0.500%		10/15/13	35,300	35,453,061
U.S. Treasury Notes	0.750%		09/15/13	80,000	80,684,400
U.S. Treasury Notes	0.750%		12/15/13	78,345	79,100,873
U.S. Treasury Notes	0.875%		12/31/16	73,810	73,942,637
U.S. Treasury Notes(a)	2.000%		11/15/21	16,305	16,490,975
U.S. Treasury Notes(k)	2.125%		08/15/21	100	102,562
U.S. Treasury Notes	2.250%		11/30/17	28,700	30,619,312
U.S. Treasury Notes	3.250%		06/30/16	120	133,266
U.S. Treasury Notes	3.250%		07/31/16	75,000	83,396,475
U.S. Treasury Notes	3.250%		12/31/16	14,520	16,212,480
U.S. Treasury Notes	4.250%		11/15/17	20,705	24,456,166
U.S. Treasury Notes(k)	4.500%		05/15/17	43,400	51,473,094
U.S. Treasury Notes	4.625%		11/15/16	16,955	20,022,804
U.S. Treasury Notes	4.750%		08/15/17	5,000	6,020,310
United States Treasury Strips Coupon	2.550%	(s)	02/15/25	15,000	10,731,915
United States Treasury Strips Coupon	3.380%	(s)	05/15/27	26,500	17,361,528
TOTAL U.S. TREASURY OBLIGATIONS (cost $772,062,225)					774,211,552

TOTAL LONG-TERM INVESTMENTS (cost $1,711,860,456)					1,720,962,718

				Shares
SHORT-TERM INVESTMENT — 28.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $501,309,997; includes $80,787,633 of cash collateral received for securities on loan) (Note 4)(b)(w)				501,309,997	501,309,997

TOTAL INVESTMENTS — 124.0% (cost $2,213,170,453)					2,222,272,715
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (24.0)%					(430,085,305)

NET ASSETS — 100.0%					$1,792,187,410

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AUD	Australian Dollar
AUDBBSW	Australian Bill Reference Rate
CLO	Collateralized Loan Obligation
EUR	Euro
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

MEXIBOR	Mexico Interbank Offered Rate
MTN	Medium Term Note
MXN	Mexican Peso
NZD	New Zealand Dollar
NZDBBR	New Zealand Bank Bill Rate
TBA	To Be Announced
ZAR	South African Rand

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $79,232,022; cash collateral of $80,787,633 (included with liabilities) was received with which the Portfolio purchased highly liquid short- term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $6,111,013. The aggregate value of $6,372,731 is approximately 0.4% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
43	Euro—BTP Italian Gov’t Bond	Mar. 2012	$5,250,846	$5,098,337	$(152,509)
14	Euro—Bund	Mar. 2012	2,424,920	2,519,330	94,410

					(58,099)

Short Positions:
259	2 Year U.S. Treasury Notes	Mar. 2012	57,134,673	57,121,641	13,032
177	5 Year U.S. Treasury Notes	Mar. 2012	21,784,253	21,816,633	(32,380)
192	10 Year U.S. Treasury Notes	Mar. 2012	24,985,856	25,176,000	(190,144)
82	U.S. Long Bond	Mar. 2012	11,846,734	11,874,625	(27,891)
72	U.S. Ultra Bond	Mar. 2012	11,368,766	11,533,500	(164,734)

					(402,117)

					$(460,216)

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro, Expiring 01/23/12	Morgan Stanley Capital Services	EUR	1,023	$1,381,956	$1,323,640	$58,316
Japanese Yen, Expiring 06/20/12	Barclays Bank PLC	JPY	400,000	5,165,029	5,216,850	(51,821)
South African Rand, Expiring 01/30/12	JPMorgan Chase Bank	ZAR	34,106	3,952,118	4,202,315	(250,197)

				$10,499,103	$10,742,805	$(243,702)

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$3,035	11/01/14	0.784%	3 month LIBOR(2)	$(514)	$—	$(514)	Morgan Stanley Capital Services
	5,980	11/23/21	2.148%	3 month LIBOR(2)	(78,578)	—	(78,578)	Citibank N.A.
AUD	2,500	10/21/21	5.110%	6 month AUDBBSW(1)	104,788	—	104,788	Citibank N.A.
MXN	68,000	12/15/16	5.750%	1 month MEXIBOR(1)	(23,659)	—	(23,659)	Barclays Bank PLC
MXN	30,000	10/06/21	6.520%	1 month MEXIBOR(1)	(35,788)	—	(35,788)	Citibank N.A.
MXN	10,000	10/13/21	6.530%	1 month MEXIBOR(1)	(12,256)	—	(12,256)	Barclays Bank PLC
MXN	40,000	10/21/21	6.530%	1 month MEXIBOR(1)	(35,384)	—	(35,384)	Barclays Bank PLC
MXN	65,000	10/28/21	6.390%	1 month MEXIBOR(1)	(130,109)	—	(130,109)	Barclays Bank PLC
NZD	3,000	10/25/16	4.000%	3 month NZDBBR(1)	84,065	—	84,065	Citibank N.A.
NZD	3,000	11/11/16	3.760%	3 month NZDBBR(1)	56,096	—	56,096	Citibank N.A.

					$(71,339)	$—	$(71,339)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.NA.IG.17.V1	12/20/16	1.000%	$50,000	$(452,522)	$(573,230)	$120,708	Barclays Bank PLC
CDX.NA.IG.17.V1	12/20/16	5.000%	25,480	(1,745,190)	(1,769,444)	24,254	Barclays Bank PLC
CDX.NA.IG.17.V1	12/20/16	5.000%	14,700	(1,006,841)	(1,455,708)	448,867	Barclays Bank PLC
CDX.NA.IG.17.V1	12/20/16	5.000%	5,880	(402,736)	(554,517)	151,781	Barclays Bank PLC

				$(3,607,289)	$(4,352,899)	$745,610

The Portfolio entered into credit default swaps as the protection seller on credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$37,550,786	$—
Residential Mortgage-Backed Securities	—	33,959,935	—
Commercial Mortgage-Backed Securities	—	124,587,279	—
Corporate Bonds	—	392,968,610	—
Municipal Bonds	—	25,818,612	—
Non-Corporate Foreign Agencies	—	28,075,146	—
Sovereigns	—	15,528,206	—
U.S. Government Mortgage-Backed Securities	—	288,262,592	—
U.S. Treasury Obligations	—	774,211,552	—
Affiliated Money Market Mutual Fund	501,309,997	—	—
Other Financial Instruments*
Futures Contracts	(460,216)	—	—
Forward Foreign Currency Contracts	—	(243,702)	—
Interest Rate Swaps	—	(71,339)	—
Credit Default Swaps	—	745,610	—
Total	$500,849,781	$1,721,393,287	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Treasury Obligations	43.2%
Affiliated Money Market Mutual Fund (including 4.5% of collateral received for securities on loan)	28.0
U.S. Government Mortgage-Backed Securities	16.1
Commercial Mortgage-Backed Securities	6.9
Banking	5.8
Non-Residential Mortgage-Backed Securities	2.1
Insurance	1.9
Residential Mortgage-Backed Securities	1.9
Non-Corporate Foreign Agencies	1.6
Telecommunications	1.5
Foods	1.4
Municipal Bonds	1.4
Electric	1.2
Energy—Other	1.0
Non-Captive Finance	1.0
Healthcare & Pharmaceutical	0.9
Sovereigns	0.9
Tobacco	0.9
Media & Entertainment	0.8
Cable	0.7
Healthcare Insurance	0.6
Railroads	0.6
Retailers	0.6
Gaming	0.5
Capital Goods	0.4
Chemicals	0.4

Metals	0.4%
Pipelines & Other	0.4
Energy—Integrated	0.3
Airlines	0.2
Paper	0.2
Automotive	0.1
Real Estate Investment Trusts	0.1

124.0
Liabilities in excess of other assets	(24.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$745,610		—	$—
Credit contracts	—	—		Premiums received for swap agreements	4,352,899
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	58,316		Unrealized depreciation on foreign currency forward contracts	302,018
Interest rate contracts	Unrealized appreciation on swap agreements	244,949		Unrealized depreciation on swap agreements	316,288
Interest rate contracts	Due to broker-variation margin	107,442	*	Due to broker-variation margin	567,658	*

Total		$1,156,317			$5,538,863

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$90,623	$551,937	$—	$642,560
Foreign exchange contracts	—	—	384,880	384,880
Credit contracts	—	(142,570)	—	(142,570)

Total	$90,623	$409,367	$384,880	$884,870

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(460,216)	$(71,339)	$—	$(531,555)
Foreign exchange contracts	—	—	(243,702)	(243,702)
Credit contracts	—	745,610	—	745,610

Total	$(460,216)	$674,271	$(243,702)	$(29,647)

As of December 31, 2011, the Portfolio’s volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)	Credit Default Swaps as Writer(2)	Forward Currency Contracts - Sold(3)
$7,675,766	$127,120,282	$31,521,565	$96,060,000	$10,499,103

(1)	Value at Trade Date.

(2)	Notional Amount.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $79,232,022:
Unaffiliated investments (cost $1,711,860,456)	$1,720,962,718
Affiliated investments (cost $501,309,997)	501,309,997
Cash	216,519
Foreign currency, at value (cost $145,506)	145,488
Receivable for investments sold	266,989,420
Dividends and interest receivable	13,534,806
Receivable for fund share sold	3,969,494
Unrealized appreciation on swap agreements	990,559
Unrealized appreciation on foreign currency forward contracts	58,316
Prepaid expenses	5,760

Total Assets	2,508,183,077

LIABILITIES:
Payable for investments purchased	628,883,905
Payable to broker for collateral for securities on loan	80,787,633
Premiums received for swap agreements	4,352,899
Advisory fees payable	994,290
Unrealized depreciation on swap agreements	316,288
Unrealized depreciation on foreign currency forward contracts	302,018
Due to broker-variation margin	151,707
Shareholder servicing fees payable	104,553
Accrued expenses and other liabilities	101,866
Affiliated transfer agent fee payable	508

Total Liabilities	715,995,667

NET ASSETS	$1,792,187,410

Net assets were comprised of:
Paid-in capital	$1,774,533,073
Retained earnings	17,654,337

Net assets, December 31, 2011	$1,792,187,410

Net asset value and redemption price per share, $1,792,187,410 / 176,812,080 outstanding shares of beneficial interest	$10.14

STATEMENT OF OPERATIONS

For the Period October 17, 2011* through December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$6,471,176
Affiliated dividend income	174,416
Affiliated income from securities lending, net	65,355

6,710,947

EXPENSES
Advisory fees	2,166,134
Shareholder servicing fees and expenses	309,448
Custodian and accounting fees	45,000
Audit fee	36,000
Shareholders’ reports	6,000
Trustees’ fees	5,000
Legal fees and expenses	3,000
Transfer agent’s fees and expenses (including affiliated expense of $800) (Note 4)	3,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	11,230

Total expenses	2,587,812
Less: advisory fee waiver and expense reimbursement	(76,642)
Less: shareholder servicing fee waiver	(85,259)

Net expenses	2,425,911

NET INVESTMENT INCOME	4,285,036

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	3,459,976
Futures transactions	90,623
Swap agreement transactions	409,367
Foreign currency transactions	332,298

4,292,264

Net change in unrealized appreciation (depreciation) on:
Investments	9,102,262
Futures	(460,216)
Swap agreements	674,271
Foreign currencies	(239,280)

9,077,037

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	13,369,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,654,337

STATEMENT OF CHANGES IN NET ASSETS

October 17, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,285,036
Net realized gain on investment and foreign currency transactions	4,292,264
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,077,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,654,337

FUND SHARE TRANSACTIONS:
Fund share sold [194,115,385 shares]	1,948,031,156
Fund share repurchased [17,303,305 shares]	(173,498,083)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,774,533,073

TOTAL INCREASE IN NET ASSETS	1,792,187,410
NET ASSETS:
Beginning of period	—

End of period	$1,792,187,410

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 124.2%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.4%
Alliant Techsystems, Inc.	14,900	$851,684
Exelis, Inc.	38,000	343,900
General Dynamics Corp.	29,100	1,932,531
HEICO Corp.	4,300	251,464
Huntington Ingalls Industries, Inc.*	27,800	869,584
L-3 Communications Holdings, Inc.	9,900	660,132
Northrop Grumman Corp.	22,000	1,286,560
United Technologies Corp.	15,700	1,147,513

		7,343,368

Air Freight & Logistics — 0.3%
United Parcel Service, Inc. (Class B Stock)	14,200	1,039,298

Auto Components — 1.0%
Autoliv, Inc.	10,800	577,692
Federal-Mogul Corp.*	34,500	508,875
Lear Corp.	16,600	660,680
TRW Automotive Holdings Corp.*	40,300	1,313,780

		3,061,027

Automobiles — 0.7%
Ford Motor Co.*	28,700	308,812
General Motors Co.*	85,000	1,722,950

		2,031,762

Beverages — 2.7%
Coca-Cola Co. (The)	22,700	1,588,319
Coca-Cola Enterprises, Inc.	53,400	1,376,652
Constellation Brands, Inc. (Class A Stock)*	34,500	713,115
Dr. Pepper Snapple Group, Inc.	12,900	509,292
Hansen Natural Corp.*	14,500	1,336,030
Molson Coors Brewing Co. (Class B Stock)	38,400	1,671,936
PepsiCo, Inc.	17,600	1,167,760

		8,363,104

Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc.*	24,700	1,766,050
Amgen, Inc.	33,400	2,144,614
Biogen Idec, Inc.*	11,900	1,309,595
Celgene Corp.*	33,300	2,251,080
Myriad Genetics, Inc.*	39,600	829,224
United Therapeutics Corp.*	11,200	529,200

		8,829,763

Building Products — 1.0%
Armstrong World Industries, Inc.*	31,900	1,399,453
Lennox International, Inc.	21,900	739,125
Owens Corning*	37,100	1,065,512

		3,204,090

Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)	103,700	2,064,667
E*Trade Financial Corp.*	5,700	45,372
Goldman Sachs Group, Inc. (The)	25,100	2,269,793
Knight Capital Group, Inc. (Class A Stock)*	5,300	62,646
Morgan Stanley	131,200	1,985,056

		6,427,534

Chemicals — 3.3%
Celanese Corp. (Class A Stock)	14,900	659,623
CF Industries Holdings, Inc.	12,200	1,768,756

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Eastman Chemical Co.	41,700	$1,628,802
Huntsman Corp.	27,400	274,000
Koppers Holdings, Inc.	12,000	412,320
Kronos Worldwide, Inc.	53,100	957,924
LSB Industries, Inc.*	29,200	818,476
LyondellBasell Industries NV (Netherlands) (Class A Stock)	12,100	393,129
Mosaic Co. (The)	35,000	1,765,050
Rockwood Holdings, Inc.*	24,200	952,754
Schulman, (A.), Inc.	3,500	74,130
Solutia, Inc.*	13,900	240,192
Valspar Corp. (The)	3,100	120,807

		10,065,963

Commercial Banks — 3.6%
BB&T Corp.	35,700	898,569
CIT Group, Inc.*	2,300	80,201
Fifth Third Bancorp	109,000	1,386,480
First Commonwealth Financial Corp.	8,900	46,814
First Niagara Financial Group, Inc.	9,000	77,670
Huntington Bancshares, Inc.	92,300	506,727
KeyCorp.	106,000	815,140
PNC Financial Services Group, Inc.	22,700	1,309,109
State Bank Financial Corp.*	4,100	61,951
SunTrust Banks, Inc.	57,100	1,010,670
Wells Fargo & Co.	172,401	4,751,372

		10,944,703

Commercial Services & Supplies — 0.4%
Consolidated Graphics, Inc.*	1,300	62,764
Copart, Inc.*	16,800	804,552
Corrections Corp. of America*	1,900	38,703
Republic Services, Inc.	14,900	410,495
SYKES Enterprises, Inc.*	3,600	56,376

		1,372,890

Communications Equipment — 2.9%
Cisco Systems, Inc.	137,400	2,484,192
F5 Networks, Inc.*	5,100	541,212
Motorola Solutions, Inc.	23,800	1,101,702
Netgear, Inc.*	14,100	473,337
Polycom, Inc.*	45,000	733,500
QUALCOMM, Inc.	65,800	3,599,260

		8,933,203

Computers & Peripherals — 4.7%
Apple, Inc.*	25,100	10,165,500
Dell, Inc.*	91,200	1,334,256
EMC Corp.*	48,300	1,040,382
SanDisk Corp.*	25,000	1,230,250
Western Digital Corp.*	17,100	529,245

		14,299,633

Construction & Engineering — 0.6%
KBR, Inc.	28,200	785,934
URS Corp.*	32,100	1,127,352

		1,913,286

Consumer Finance — 0.7%
Advance America Cash Advance Centers, Inc.	9,100	81,445

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Finance (continued)
Nelnet, Inc. (Class A Stock)	22,100	$540,787
SLM Corp.	106,300	1,424,420

		2,046,652

Containers & Packaging — 0.7%
Crown Holdings, Inc.*	12,500	419,750
Owens-Illinois, Inc.*	30,200	585,276
Sealed Air Corp.	71,900	1,237,399

		2,242,425

Distributors — 0.8%
Genuine Parts Co.	33,800	2,068,560
LKQ Corp.*	14,000	421,120

		2,489,680

Diversified Consumer Services — 0.8%
Capella Education Co.*	12,400	447,020
Career Education Corp.*	50,000	398,500
DeVry, Inc.	38,600	1,484,556

		2,330,076

Diversified Financial Services — 2.4%
Bank of America Corp.	178,946	994,940
Citigroup, Inc.	91,040	2,395,262
Interactive Brokers Group, Inc. (Class A Stock)	15,200	227,088
JPMorgan Chase & Co.	109,776	3,650,052

		7,267,342

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	150,000	4,536,000
Verizon Communications, Inc.	24,100	966,892
Windstream Corp.	26,800	314,632

		5,817,524

Electric Utilities — 1.4%
American Electric Power Co., Inc.	30,700	1,268,217
Cleco Corp.	9,300	354,330
El Paso Electric Co.	4,600	159,344
FirstEnergy Corp.	11,200	496,160
NextEra Energy, Inc.	1,900	115,672
Northeast Utilities	8,500	306,595
NV Energy, Inc.	87,400	1,428,990

		4,129,308

Electrical Equipment — 1.2%
AMETEK, Inc.	18,600	783,060
Babcock & Wilcox Co. (The)*	4,800	115,872
Emerson Electric Co.	40,500	1,886,895
EnerSys*	4,400	114,268
Rockwell Automation, Inc.	5,000	366,850
Thomas & Betts Corp.*	8,300	453,180

		3,720,125

Electronic Equipment, Instruments & Components — 1.5%
Arrow Electronics, Inc.*	17,000	635,970
Avnet, Inc.*	26,600	826,994
Dolby Laboratories, Inc. (Class A Stock)*	46,900	1,430,919
Ingram Micro, Inc. (Class A Stock)*	50,200	913,138
Tech Data Corp.*	10,200	503,982

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.*	15,800	$142,042

		4,453,045

Energy Equipment & Services — 2.6%
Halliburton Co.	64,500	2,225,895
Helmerich & Payne, Inc.	14,200	828,712
National Oilwell Varco, Inc.	22,500	1,529,775
Oceaneering International, Inc.	16,200	747,306
RPC, Inc.	78,800	1,438,100
Schlumberger Ltd. (Netherlands)	7,500	512,325
SEACOR Holdings, Inc.*	5,900	524,864

		7,806,977

Food & Staples Retailing — 1.9%
CVS Caremark Corp.	58,900	2,401,942
Kroger Co. (The)	74,400	1,801,968
Wal-Mart Stores, Inc.	27,300	1,631,448

		5,835,358

Food Products — 2.2%
Archer-Daniels-Midland Co.	31,800	909,480
Bunge Ltd. (Bermuda)	27,600	1,578,720
ConAgra Foods, Inc.	5,400	142,560
Corn Products International, Inc.	25,200	1,325,268
Diamond Foods, Inc.	18,300	590,541
Kellogg Co.	1,700	85,969
Smithfield Foods, Inc.*	29,400	713,832
Tyson Foods, Inc. (Class A Stock)	68,900	1,422,096

		6,768,466

Healthcare Equipment & Supplies — 2.5%
Baxter International, Inc.	25,200	1,246,896
C.R. Bard, Inc.	4,700	401,850
CareFusion Corp.*	18,400	467,544
Covidien PLC (Ireland)	29,000	1,305,290
Hill-Rom Holdings, Inc.	38,400	1,293,696
Intuitive Surgical, Inc.*	1,500	694,515
Sirona Dental Systems, Inc.*	6,000	264,240
St. Jude Medical, Inc.	14,700	504,210
Stryker Corp.	19,400	964,374
Zimmer Holdings, Inc.*	10,200	544,884

		7,687,499

Healthcare Providers & Services — 3.4%
Aetna, Inc.	55,000	2,320,450
CIGNA Corp.	23,100	970,200
Community Health Systems, Inc.*	2,000	34,900
Coventry Health Care, Inc.*	15,400	467,698
Health Net, Inc.*	13,000	395,460
Humana, Inc.	11,400	998,754
Medco Health Solutions, Inc.*	9,000	503,100
UnitedHealth Group, Inc.	41,600	2,108,288
Universal Health Services, Inc. (Class B Stock)	14,000	544,040
WellPoint, Inc.	32,200	2,133,250

		10,476,140

Healthcare Technology — 0.5%
Computer Programs & Systems, Inc.	4,500	229,995
MedAssets, Inc.*	42,000	388,500

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Technology (continued)
SXC Health Solutions Corp. (Canada)*	15,000	$847,200

		1,465,695

Hotels, Restaurants & Leisure — 1.9%
Ameristar Casinos, Inc.	21,600	373,464
Biglari Holdings, Inc.*	800	294,592
Bob Evans Farms, Inc.	3,000	100,620
Brinker International, Inc.	4,800	128,448
Darden Restaurants, Inc.	11,900	542,402
Interval Leisure Group, Inc.*	5,700	77,577
McDonald’s Corp.	17,900	1,795,907
Panera Bread Co. (Class A Stock)*	5,100	721,395
Papa John’s International, Inc.*	4,800	180,864
WMS Industries, Inc.*	3,600	73,872
Wyndham Worldwide Corp.	40,900	1,547,247

		5,836,388

Household Durables — 1.8%
Blyth, Inc.	7,700	437,360
Harman International Industries, Inc.	39,200	1,491,168
Jarden Corp.	31,000	926,280
Newell Rubbermaid, Inc.	22,600	364,990
Tupperware Brands Corp.	13,200	738,804
Whirlpool Corp.	30,700	1,456,715

		5,415,317

Household Products — 1.4%
Colgate-Palmolive Co.	3,700	341,843
Kimberly-Clark Corp.	13,500	993,060
Procter & Gamble Co. (The)	39,500	2,635,045
Spectrum Brands Holdings, Inc.*	6,200	169,880

		4,139,828

Independent Power Producers & Energy Traders — 0.9%
AES Corp. (The)*	137,800	1,631,552
NRG Energy, Inc.*	66,400	1,203,168

		2,834,720

Industrial Conglomerates — 1.5%
General Electric Co.	252,870	4,528,902
Standex International Corp.	900	30,753

		4,559,655

Insurance — 3.6%
ACE Ltd. (Switzerland)	2,900	203,348
Aflac, Inc.	38,500	1,665,510
Allied World Assurance Co. Holdings AG (Switzerland)	5,100	320,943
American Financial Group, Inc.	26,300	970,207
American International Group, Inc.*	4,700	109,040
Assurant, Inc.	7,400	303,844
Berkshire Hathaway, Inc. (Class B Stock)*	20,000	1,526,000
CNA Financial Corp.	2,700	72,225
First American Financial Corp.	9,400	119,098
HCC Insurance Holdings, Inc.	23,500	646,250
Loews Corp.	25,700	967,605
Reinsurance Group of America, Inc.	8,800	459,800
StanCorp Financial Group, Inc.	4,200	154,350
Symetra Financial Corp.	52,800	478,896
Unum Group	60,400	1,272,628

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
XL Group PLC (Ireland)	79,300	$1,567,761

		10,837,505

Internet & Catalog Retail — 0.7%
HSN, Inc	21,800	790,468
Liberty Media Holding Corp. — Interactive (Class A Stock)*	18,100	293,492
priceline.com, Inc.*	2,100	982,191

		2,066,151

Internet Software & Services — 1.8%
Akamai Technologies, Inc.*	32,100	1,036,188
Dice Holdings, Inc.*	37,300	309,217
Google, Inc. (Class A Stock)*	2,800	1,808,520
Infospace, Inc.*	3,600	39,564
Liquidity Services, Inc.*	22,800	841,320
Monster Worldwide, Inc.*	65,600	520,208
United Online, Inc.	9,500	51,680
VistaPrint NV (Netherlands)*	13,200	403,920
Yahoo!, Inc.*	30,700	495,191

		5,505,808

IT Services — 4.5%
Accenture PLC (Ireland) (Class A Stock)	26,600	1,415,918
DST Systems, Inc.	6,300	286,776
Fidelity National Information Services, Inc.	25,800	686,022
Fiserv, Inc.*	17,200	1,010,328
International Business Machines Corp.	18,500	3,401,780
Lender Processing Services, Inc.	32,300	486,761
MasterCard, Inc. (Class A Stock)	7,200	2,684,304
NeuStar, Inc. (Class A Stock)*	8,200	280,194
SAIC, Inc.*	28,100	345,349
Total System Services, Inc.	18,700	365,772
Visa, Inc. (Class A Stock)	28,500	2,893,605

		13,856,809

Leisure Equipment & Products — 0.7%
Arctic Cat, Inc.*	1,800	40,590
Hasbro, Inc.	24,400	778,116
Polaris Industries, Inc.	17,300	968,454
Sturm Ruger & Co., Inc.	13,700	458,402

		2,245,562

Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.*	20,200	705,586
Charles River Laboratories International, Inc.*	7,100	194,043
Life Technologies Corp.*	28,300	1,101,153
PerkinElmer, Inc.	52,400	1,048,000
Thermo Fisher Scientific, Inc.*	32,000	1,439,040

		4,487,822

Machinery — 4.2%
AGCO Corp.*	34,600	1,486,762
Cummins, Inc.	21,500	1,892,430
Deere & Co.	28,300	2,189,005
Eaton Corp.	7,400	322,122
Gardner Denver, Inc.	17,800	1,371,668
Illinois Tool Works, Inc.	6,400	298,944
Ingersoll-Rand PLC (Ireland)	8,600	262,042
ITT Corp.	19,000	367,270

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Kennametal, Inc.	35,300	$1,289,156
Lincoln Electric Holdings, Inc.	8,500	332,520
NACCO Industries, Inc. (Class A Stock)	2,700	240,894
PACCAR, Inc.	7,600	284,772
Parker Hannifin Corp.	21,700	1,654,625
Snap-on, Inc.	3,600	182,232
Toro Co. (The)	1,500	90,990
WABCO Holdings, Inc.*	13,800	598,920

		12,864,352

Media — 3.0%
DIRECTV (Class A Stock)*	52,500	2,244,900
DISH Network Corp. (Class A Stock)	25,800	734,784
Global Sources Ltd. (Bermuda)*	15,700	76,145
Interpublic Group of Cos., Inc. (The)	82,500	802,725
Liberty Media Corp.—Capital (Class A Stock)*	3,256	254,131
News Corp. (Class A Stock)	29,900	533,416
Time Warner, Inc.	35,200	1,272,128
Viacom, Inc. (Class B Stock)	46,500	2,111,565
Walt Disney Co. (The)	25,900	971,250
Washington Post Co. (The) (Class B Stock)	300	113,043

		9,114,087

Metals & Mining — 2.7%
Alcoa, Inc.	165,700	1,433,305
Coeur d’Alene Mines Corp.*	52,700	1,272,178
Freeport-McMoRan Copper & Gold, Inc.	60,300	2,218,437
Noranda Aluminum Holding Corp.	22,800	188,100
Reliance Steel & Aluminum Co.	8,500	413,865
Schnitzer Steel Industries, Inc. (Class A Stock)	25,000	1,057,000
Steel Dynamics, Inc.	130,400	1,714,760

		8,297,645

Multiline Retail — 0.5%
Dollar Tree, Inc.*	15,500	1,288,205
Target Corp.	5,600	286,832

		1,575,037

Multi-Utilities — 1.1%
Dominion Resources, Inc.	1,900	100,852
PG&E Corp.	46,100	1,900,242
Public Service Enterprise Group, Inc.	14,600	481,946
Sempra Energy	11,200	616,000
Wisconsin Energy Corp.	11,000	384,560

		3,483,600

Office Electronics — 0.3%
Xerox Corp.	100,300	798,388

Oil, Gas & Consumable Fuels — 11.6%
Apache Corp.	24,200	2,192,036
Chevron Corp.	61,846	6,580,414
ConocoPhillips	58,200	4,241,034
CONSOL Energy, Inc.	39,700	1,456,990
CVR Energy, Inc.*	24,800	464,504
Devon Energy Corp.	25,300	1,568,600
Exxon Mobil Corp.	112,800	9,560,928
Hess Corp.	23,000	1,306,400
Hollyfrontier Corp.	29,400	687,960
Marathon Oil Corp.	47,100	1,378,617

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	1,950	$64,916
Murphy Oil Corp.	15,700	875,118
Occidental Petroleum Corp.	18,800	1,761,560
Peabody Energy Corp.	47,800	1,582,658
QEP Resources, Inc.	24,200	709,060
Southwestern Energy Co.*	1,600	51,104
Valero Energy Corp.	46,300	974,615

		35,456,514

Paper & Forest Products
KapStone Paper and Packaging Corp.*	3,100	48,794

Personal Products — 0.4%
Avon Products, Inc.	50,500	882,235
Herbalife Ltd. (Cayman Islands)	3,600	186,012
Medifast, Inc.*	9,100	124,852

		1,193,099

Pharmaceuticals — 4.8%
Abbott Laboratories	52,700	2,963,321
Eli Lilly & Co.	50,600	2,102,936
Johnson & Johnson	37,900	2,485,482
Merck & Co., Inc.	92,000	3,468,400
Par Pharmaceutical Cos., Inc.*	4,600	150,558
Pfizer, Inc.	99,305	2,148,960
Warner Chilcott PLC (Ireland) (Class A Stock)*	60,700	918,391
Watson Pharmaceuticals, Inc.*	6,100	368,074

		14,606,122

Professional Services — 0.4%
Exponent, Inc.*	800	36,776
Insperity, Inc.	1,900	48,165
Kelly Services, Inc. (Class A Stock)	5,600	76,608
Manpower, Inc.	30,600	1,093,950

		1,255,499

Real Estate Investment Trusts — 2.9%
American Capital Agency Corp.	4,900	137,592
Annaly Capital Management, Inc.	110,300	1,760,388
Ashford Hospitality Trust, Inc.	57,100	456,800
Brandywine Realty Trust	15,600	148,200
Cedar Shopping Centers, Inc.	6,600	28,446
Chatham Lodging Trust	11,000	118,580
Chimera Investment Corp.	132,700	333,077
CommonWealth REIT	48,625	809,120
Corporate Office Properties Trust	25,100	533,626
CreXus Investment Corp.	5,500	57,090
Getty Realty Corp.	8,600	119,970
Hospitality Properties Trust	58,100	1,335,138
Inland Real Estate Corp.	79,200	602,712
Invesco Mortgage Capital, Inc.	14,500	203,725
Investors Real Estate Trust	5,300	38,664
Mack-Cali Realty Corp.	23,800	635,222
Pennymac Mortgage Investment Trust	9,600	159,552
Ramco-Gershenson Properties Trust	3,600	35,388
Resource Capital Corp.	39,200	219,912
Sabra Healthcare REIT, Inc.	21,200	256,308
Simon Property Group, Inc.	1,500	193,410
Vornado Realty Trust	4,100	315,126

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Winthrop Realty Trust	28,000	$284,760

		8,782,806

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc. (Class A Stock)*	20,100	237,582
Jones Lang LaSalle, Inc.	20,100	1,231,326

		1,468,908

Road & Rail — 2.1%
Amerco, Inc.	2,200	194,480
Avis Budget Group, Inc.*	34,600	370,912
CSX Corp.	78,400	1,651,104
Norfolk Southern Corp.	27,200	1,981,792
Union Pacific Corp.	20,100	2,129,394

		6,327,682

Semiconductors & Semiconductor Equipment — 3.5%
Applied Materials, Inc.	97,100	1,039,941
Avago Technologies Ltd. (Singapore)	32,600	940,836
Broadcom Corp. (Class A Stock)*	2,400	70,464
Cirrus Logic, Inc.*	48,600	770,310
Fairchild Semiconductor International, Inc.*	29,200	351,568
Intel Corp.	186,080	4,512,440
Marvell Technology Group Ltd. (Bermuda)*	81,700	1,131,545
NVIDIA Corp.*	15,600	216,216
PMC—Sierra, Inc.*	241,700	1,331,767
Tessera Technologies, Inc.*	6,600	110,550
Texas Instruments, Inc.	7,900	229,969

		10,705,606

Software — 5.1%
Activision Blizzard, Inc.	60,200	741,664
Autodesk, Inc.*	16,800	509,544
BMC Software, Inc.*	32,000	1,048,960
CA, Inc.	65,900	1,332,168
FactSet Research Systems, Inc.	3,700	322,936
Fair Isaac Corp.	2,300	82,432
Intuit, Inc.	26,500	1,393,635
MICROS Systems, Inc.*	13,900	647,462
Microsoft Corp.	193,200	5,015,472
Oracle Corp.	124,400	3,190,860
SS&C Technologies Holdings, Inc.*	5,500	99,330
Symantec Corp.*	74,000	1,158,100

		15,542,563

Specialty Retail — 3.9%
American Eagle Outfitters, Inc.	45,500	695,695
Ascena Retail Group, Inc.*	28,100	835,132
Bed Bath & Beyond, Inc.*	12,700	736,219
Express, Inc.*	31,700	632,098
Guess?, Inc.	27,700	826,014
Home Depot, Inc. (The)	63,000	2,648,520
Limited Brands, Inc.	10,300	415,605
PetSmart, Inc.	8,300	425,707
Ross Stores, Inc.	30,800	1,463,924
Select Comfort Corp.*	8,000	173,520
Shoe Carnival, Inc.*	9,800	251,860
TJX Cos., Inc. (The)	23,700	1,529,835
Ulta Salon Cosmetics & Fragrance, Inc.*	1,700	110,364

COMMON STOCKS (continued)		Shares	Value (Note 2)

Specialty Retail (continued)
Williams-Sonoma, Inc.		26,300	$1,012,550

			11,757,043

Textiles, Apparel & Luxury Goods — 1.4%
Coach, Inc.		31,200	1,904,448
Crocs, Inc.*		53,300	787,241
Fossil, Inc.*		1,200	95,232
True Religion Apparel, Inc.*		41,000	1,417,780

			4,204,701

Tobacco — 1.0%
Lorillard, Inc.		7,100	809,400
Philip Morris International, Inc.		21,250	1,667,700
Reynolds American, Inc.		12,700	526,034

			3,003,134

Trading Companies & Distributors — 0.4%
Aircastle Ltd. (Bermuda)		3,500	44,520
Applied Industrial Technologies, Inc.		5,600	196,952
DXP Enterprises, Inc.*		11,500	370,300
Houston Wire & Cable Co.		10,600	146,492
Interline Brands, Inc.*		12,500	194,625
Kaman Corp.		12,700	346,964

			1,299,853

Water Utilities — 0.4%
American Water Works Co., Inc.		40,000	1,274,400

Wireless Telecommunication Services — 0.6%
MetroPCS Communications, Inc.*		174,400	1,513,792
NII Holdings, Inc.*		12,800	272,640
Sprint Nextel Corp.*		18,500	43,290

			1,829,722

TOTAL LONG-TERM INVESTMENTS (cost $375,686,064)			379,041,056

SHORT-TERM INVESTMENTS — 3.6%
Affiliated Money Market Mutual Fund — 3.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,094,963)(w)(Note 4)		10,094,963	10,094,963

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.025%	06/28/12	$950	949,720
0.060%	06/28/12	100	99,970

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,049,852)			1,049,690

TOTAL SHORT-TERM INVESTMENTS (cost $11,144,815)			11,144,653

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 127.8% (cost $386,830,879)			390,185,709

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT — (28.2)%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — (0.3)%
Boeing Co. (The)	3,600	$(264,060)
Textron, Inc.	30,000	(554,700)

		(818,760)

Air Freight & Logistics — (0.2)%
UTi Worldwide, Inc. (British Virgin Islands)	39,100	(519,639)

Auto Components — (0.3)%
Gentex Corp.	35,800	(1,059,322)

Biotechnology — (1.1)%
Amylin Pharmaceuticals, Inc.*	41,600	(473,408)
BioMarin Pharmaceutical, Inc.*	41,800	(1,437,084)
Regeneron Pharmaceuticals, Inc.*	27,000	(1,496,610)

		(3,407,102)

Building Products — (0.2)%
Masco Corp.	73,700	(772,376)

Capital Markets — (0.1)%
Eaton Vance Corp.	2,600	(61,464)
Greenhill & Co., Inc.	7,300	(265,501)

		(326,965)

Chemicals — (0.5)%
RPM International, Inc.	12,500	(306,875)
Sensient Technologies Corp.	29,300	(1,110,470)
Sigma-Aldrich Corp.	2,000	(124,920)

		(1,542,265)

Commercial Banks — (0.5)%
BancorpSouth, Inc.	11,600	(127,832)
Bank of Hawaii Corp.	2,400	(106,776)
Cullen/Frost Bankers, Inc.	20,700	(1,095,237)
Valley National Bancorp	16,100	(199,157)

		(1,529,002)

Commercial Services & Supplies — (0.4)%
Stericycle, Inc.*	4,200	(327,264)
Waste Connections, Inc.	24,700	(818,558)

		(1,145,822)

Communications Equipment — (0.7)%
Acme Packet, Inc.*	13,100	(404,921)
Ciena Corp.*	107,200	(1,297,120)
Echostar Corp. (Class A Stock)*	10,400	(217,776)
JDS Uniphase Corp.*	15,900	(165,996)

		(2,085,813)

Containers & Packaging — (0.2)%
Bemis Co., Inc.	17,800	(535,424)

Diversified Consumer Services — (0.2)%
Matthews International Corp. (Class A Stock)	18,800	(590,884)

Diversified Financial Services — (0.4)%
MSCI, Inc. (Class A Stock)*	36,000	(1,185,480)

Electric Utilities — (0.2)%
Hawaiian Electric Industries, Inc.	21,300	(564,024)

Electrical Equipment — (0.1)%
GrafTech International Ltd.*	17,300	(236,145)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components — (1.0)%
FLIR Systems, Inc.	53,300	$(1,336,231)
IPG Photonics Corp.*	10,500	(355,635)
National Instruments Corp.	33,000	(856,350)
Trimble Navigation Ltd.*	11,700	(507,780)
Vishay Precision Group, Inc.*	9,200	(147,016)

		(3,203,012)

Energy Equipment & Services — (1.1)%
Cameron International Corp.*	6,200	(304,978)
CARBO Ceramics, Inc.	4,700	(579,651)
Core Laboratories NV (Netherlands)	10,500	(1,196,475)
Dresser-Rand Group, Inc.*	14,900	(743,659)
FMC Technologies, Inc.*	6,900	(360,387)
Tidewater, Inc.	4,800	(236,640)

		(3,421,790)

Healthcare Equipment & Supplies — (0.2)%
DENTSPLY International, Inc.	21,600	(755,784)

Healthcare Providers & Services — (1.8)%
Brookdale Senior Living, Inc.*	62,300	(1,083,397)
Catalyst Health Solutions, Inc.*	22,600	(1,175,200)
Henry Schein, Inc.*	10,200	(657,186)
Omnicare, Inc.	49,100	(1,691,495)
Patterson Cos., Inc.	16,700	(492,984)
WellCare Health Plans, Inc.*	9,800	(514,500)
		(5,614,762)
Hotels, Restaurants & Leisure — (0.5)%
Marriott Vacations Worldwide Corp.*	11,800	(202,488)
Starwood Hotels & Resorts Worldwide, Inc.	26,600	(1,276,002)

		(1,478,490)

Household Durables — (1.8)%
D.R. Horton, Inc.	148,500	(1,872,585)
Lennar Corp. (Class A Stock)	92,100	(1,809,765)
MDC Holdings, Inc.	17,600	(310,288)
Toll Brothers, Inc.*	72,600	(1,482,492)

		(5,475,130)

Independent Power Producers & Energy Traders — (0.3)%
Calpine Corp.*	47,500	(775,675)

Insurance — (0.7)%
Lincoln National Corp.	39,000	(757,380)
Markel Corp.*	200	(82,934)
Old Republic International Corp.	61,700	(571,959)
Protective Life Corp.	13,500	(304,560)
RenaissanceRe Holdings Ltd. (Bermuda)	2,300	(171,051)
W.R. Berkley Corp.	3,300	(113,487)
White Mountains Insurance Group Ltd. (Bermuda)	200	(90,692)

		(2,092,063)

Internet & Catalog Retail — (0.2)%
NetFlix, Inc.*	10,600	(734,474)

Internet Software & Services — (0.7)%
Equinix, Inc.*	13,100	(1,328,340)
WebMD Health Corp.*	18,200	(683,410)

		(2,011,750)

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — (0.6)%
Corelogic, Inc.*	33,200	$(429,276)
Genpact Ltd. (Bermuda)*	19,100	(285,545)
Teradata Corp.*	5,300	(257,103)
VeriFone Systems, Inc.*	24,600	(873,792)

		(1,845,716)

Life Sciences Tools & Services — (0.3)%
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,500	(144,060)
Illumina, Inc.*	24,200	(737,616)

		(881,676)

Machinery — (1.3)%
Joy Global, Inc.	16,000	(1,199,520)
Manitowoc Co., Inc. (The)	49,600	(455,824)
Pall Corp.	5,900	(337,185)
Pentair, Inc.	6,300	(209,727)
Stanley Black & Decker, Inc.	5,000	(338,000)
Trinity Industries, Inc.	51,200	(1,539,072)

		(4,079,328)

Marine — (0.2)%
Kirby Corp.*	10,200	(671,568)

Media — (0.5)%
DreamWorks Animation SKG, Inc. (Class A Stock)*	29,300	(486,234)
Lamar Advertising Co. (Class A Stock)*	41,400	(1,138,500)

		(1,624,734)

Metals & Mining — (1.7)%
Allegheny Technologies, Inc.	31,400	(1,500,920)
Allied Nevada Gold Corp.*	39,400	(1,193,032)
Carpenter Technology Corp.	37,400	(1,925,352)
Titanium Metals Corp.	19,500	(292,110)
United States Steel Corp.	10,500	(277,830)

		(5,189,244)

Multiline Retail — (0.5)%
J.C. Penney Co., Inc.	42,100	(1,479,815)

Multi-Utilities — (0.2)%
Integrys Energy Group, Inc.	6,400	(346,752)
Nisource, Inc.	14,900	(354,769)

		(701,521)

Oil, Gas & Consumable Fuels — (1.5)%
Alpha Natural Resources, Inc.*	58,800	(1,201,284)
Comstock Resources, Inc.*	51,700	(791,010)
Concho Resources, Inc.*	1,500	(140,625)
EXCO Resources, Inc.	27,700	(289,465)
Kosmos Energy Ltd.*	24,700	(302,822)
Pioneer Natural Resources Co.	6,800	(608,464)
Quicksilver Resources, Inc.*	101,600	(681,736)
Teekay Corp. (Marshall Islands)	20,200	(539,946)

		(4,555,352)

Paper & Forest Products — (0.1)%
Meadwestvaco Corp.	9,300	(278,535)

Pharmaceuticals — (0.1)%
Perrigo Co.	3,500	(340,550)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — (0.8)%
FTI Consulting, Inc.*	34,400	$(1,459,248)
IHS, Inc. (Class A Stock)*	10,400	(896,064)
Navigant Consulting, Inc.*	5,500	(62,755)

		(2,418,067)

Real Estate Investment Trusts — (1.3)%
AvalonBay Communities, Inc.	6,500	(848,900)
Boston Properties, Inc.	12,100	(1,205,160)
Essex Property Trust, Inc.	500	(70,255)
Health Care REIT, Inc.	10,300	(561,659)
Plum Creek Timber Co., Inc.	28,000	(1,023,680)
Realty Income Corp.	7,600	(265,696)

		(3,975,350)

Road & Rail — (0.5)%
Hertz Global Holdings, Inc.*	122,100	(1,431,012)

Semiconductors & Semiconductor Equipment — (1.8)%
Cree, Inc.*	59,600	(1,313,584)
International Rectifier Corp.*	15,100	(293,242)
Lam Research Corp.*	32,900	(1,217,958)
Microchip Technology, Inc.	45,900	(1,681,317)
ON Semiconductor Corp.*	106,300	(820,636)
Xilinx, Inc.	4,300	(137,858)

		(5,464,595)

Software — (1.0)%
Ariba, Inc.*	44,800	(1,257,984)
Rovi Corp.*	27,600	(678,408)
salesforce.com, Inc.*	9,600	(974,016)

		(2,910,408)

Specialty Retail — (1.0)%
Aaron’s, Inc.	5,900	(157,412)
CarMax, Inc.*	10,400	(316,992)
Tiffany & Co.	19,000	(1,258,940)
Urban Outfitters, Inc.*	49,000	(1,350,440)

		(3,083,784)

Textiles, Apparel & Luxury Goods — (0.8)%
Deckers Outdoor Corp.*	13,600	(1,027,752)
Under Armour, Inc. (Class A Stock)*	19,900	(1,428,621)

		(2,456,373)

Trading Companies & Distributors — (0.2)%
Air Lease Corp.*	10,200	(241,842)
Fastenal Co.	5,500	(239,855)

		(481,697)

Wireless Telecommunication Services — (0.1)%
SBA Communications Corp. (Class A Stock)*	10,000	(429,600)

TOTAL SECURITIES SOLD SHORT (proceeds received $90,031,994)		(86,180,878)

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.6% (cost $296,798,885)	$304,004,831
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.4%	1,239,007

NET ASSETS — 100.0%	$305,243,838

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Long Positions:
146	S&P 500 E-Mini	Mar. 2012	$9,031,067	$9,143,980	$112,913
26	S&P Mid Cap 400 E-Mini	Mar. 2012	2,282,320	2,280,980	(1,340)

					$111,573

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$379,041,056	$—	$—
U.S. Treasury Obligations	—	1,049,690	—
Affiliated Money Market Mutual Fund	10,094,963	—	—
Short Sales – Common Stocks	(86,180,878)	—	—
Other Financial Instruments*
Futures	111,573	—	—

Total	$303,066,714	$1,049,690	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

Oil, Gas & Consumable Fuels	11.6%
Software	5.1
Pharmaceuticals	4.8
Computers & Peripherals	4.7
IT Services	4.5
Machinery	4.2
Specialty Retail	3.9
Commercial Banks	3.6
Insurance	3.6
Semiconductors & Semiconductor Equipment	3.5
Healthcare Providers & Services	3.4
Affiliated Money Market Mutual Fund	3.3
Chemicals	3.3
Media	3.0
Communications Equipment	2.9
Biotechnology	2.9
Real Estate Investment Trusts	2.9
Beverages	2.7
Metals & Mining	2.7
Energy Equipment & Services	2.6
Healthcare Equipment & Supplies	2.5
Aerospace & Defense	2.4
Diversified Financial Services	2.4
Food Products	2.2
Capital Markets	2.1
Road & Rail	2.1
Hotels, Restaurants & Leisure	1.9
Food & Staples Retailing	1.9
Diversified Telecommunication Services	1.9
Internet Software & Services	1.8
Household Durables	1.8
Industrial Conglomerates	1.5
Life Sciences Tools & Services	1.5

Electronic Equipment, Instruments & Components	1.5%
Textiles, Apparel & Luxury Goods	1.4
Household Products	1.4
Electric Utilities	1.4
Electrical Equipment	1.2
Multi-Utilities	1.1
Building Products	1.0
Auto Components	1.0
Tobacco	1.0
Independent Power Producers & Energy Traders	0.9
Distributors	0.8
Diversified Consumer Services	0.8
Leisure Equipment & Products	0.7
Containers & Packaging	0.7
Internet & Catalog Retail	0.7
Consumer Finance	0.7
Automobiles	0.7
Construction & Engineering	0.6
Wireless Telecommunication Services	0.6
Multiline Retail	0.5
Real Estate Management & Development	0.5
Healthcare Technology	0.5
Commercial Services & Supplies	0.4
Trading Companies & Distributors	0.4
Water Utilities	0.4
Professional Services	0.4
Personal Products	0.4
U.S. Treasury Obligations	0.3
Air Freight & Logistics	0.3
Office Electronics	0.3

127.8
Securities Sold Short	(28.2)
Other assets in excess of liabilities	0.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker-variation margin	$112,913	*	Due to broker-variation margin	$1,340	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$164,438

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(54,060)

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $8,067,544.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $376,735,916)	$380,090,746
Affiliated investments (cost $10,094,963)	10,094,963
Deposit with broker	43,932
Receivable for fund share sold	938,869
Dividends and interest receivable	519,351
Prepaid expenses	2,279

Total Assets	391,690,140

LIABILITIES:
Securities sold short, at value (proceeds received $90,031,994)	86,180,878
Advisory fees payable	121,964
Accrued expenses and other liabilities	67,748
Due to broker-variation margin.	43,985
Dividends payable on securities sold short	27,832
Shareholder servicing fees payable	3,321
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	38
Payable to custodian	28

Total Liabilities	86,446,302

NET ASSETS	$305,243,838

Net assets were comprised of:
Paid-in capital	$372,955,924
Retained earnings.	(67,712,086)

Net assets, December 31, 2011	$305,243,838

Net asset value and redemption price per share, $305,243,838 / 26,423,560 outstanding shares of beneficial interest	$11.55

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $32,937 foreign withholding tax)	$7,808,822
Affiliated dividend income	16,229
Unaffiliated interest income	891

7,825,942

EXPENSES
Advisory fees	3,401,382
Dividend on securities sold short	840,946
Broker fees and expenses on short sales	838,370
Shareholder servicing fees and expenses	340,138
Custodian and accounting fees.	113,000
Audit fees	36,000
Trustees’ fees	12,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	3,000
Loan interest expense (Note 7)	2,316
Miscellaneous.	9,336

Total expenses	5,631,488
Less: advisory fee waivers and/or expense reimbursement	(547,405)
Less: shareholder servicing fee waiver	(1,069)

Net expenses	5,083,014

NET INVESTMENT INCOME	2,742,928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	44,771,238
Futures transactions	164,438
Short sales transactions	(4,991,024)

39,944,652

Net change in unrealized appreciation (depreciation) on:
Investments	(59,483,116)
Futures	(54,060)
Short sales	17,901,768

(41,635,408)

NET LOSS ON INVESTMENTS	(1,690,756)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,052,172

STATEMENT OF CASH FLOWS

Year Ended December 31, 2011

INCREASE (DECREASE) IN CASH CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$7,772,948
Operating expenses paid	(3,415,896)
Dividends paid on securities sold short	(838,147)
Broker fees and expense on short sales	(838,370)
Purchases of long-term portfolio investments	(498,960,215)
Net proceeds from disposition of short-term portfolio investments	(1,660,894)
Proceeds from disposition of long-term portfolio investments	538,740,998
Net payments from cover of short sales	(4,926,358)
Net payment for futures transactions	144,031
Increase in other assets.	(157)

NET CASH PROVIDED FROM OPERATING ACTIVITIES	36,017,940

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	136,598,757
Payment of shares redeemed	(172,848,001)

NET CASH PROVIDED BY FINANCING ACTIVITIES	(36,249,244)

Net change in cash	(231,304)
Cash at beginning of year	231,276

PAYABLE TO CUSTODIAN AT END OF YEAR	$(28)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,742,928	$2,406,914
Net realized gain on investment transactions	39,944,652	12,704,732
Net change in unrealized appreciation (depreciation) on investments.	(41,635,408)	26,815,790

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,052,172	41,927,436

DISTRIBUTIONS	(2,408,370)	(1,889,935)

FUND SHARE TRANSACTIONS:
Fund share sold [12,003,078 and 8,185,685 shares, respectively]	137,132,568	82,732,387
Fund share issued in reinvestment of distributions [207,977 and 194,638 shares, respectively]	2,408,370	1,889,935
Fund share repurchased [16,022,594 and 6,370,007 shares, respectively]	(172,671,180)	(62,650,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(33,130,242)	21,971,518

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,486,440)	62,009,019
NET ASSETS:
Beginning of year	339,730,278	277,721,259

End of year	$305,243,838	$339,730,278

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 99.4%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST BlackRock Value Portfolio	614,143	$5,226,358
AST Federated Aggressive Growth Portfolio	39,259	314,857
AST Goldman Sachs Concentrated Growth Portfolio	77,566	2,035,340
AST Goldman Sachs Large-Cap Value Portfolio	116,994	1,744,385
AST Goldman Sachs Mid-Cap Growth Portfolio	50,356	252,285
AST Goldman Sachs Small-Cap Value Portfolio	22,584	237,811
AST High Yield Portfolio	150,205	1,082,980
AST International Growth Portfolio	425,533	4,246,819
AST International Value Portfolio	314,237	4,254,768
AST Investment Grade Bond Portfolio*	2,648,868	16,211,070
AST Jennison Large-Cap Growth Portfolio*	417,361	5,083,451
AST Jennison Large-Cap Value Portfolio	233,681	2,614,888
AST Large-Cap Value Portfolio	622,355	7,841,676
AST Lord Abbett Core Fixed-Income Portfolio	205,532	2,322,510
AST Marsico Capital Growth Portfolio	265,643	5,076,441
AST MFS Growth Portfolio	319,433	3,047,387
AST Mid-Cap Value Portfolio	47,029	538,477
AST Money Market Portfolio	308,007	308,007
AST Neuberger Berman Core Bond Portfolio	152,857	1,548,445
AST Neuberger Berman Mid-Cap Growth Portfolio*	17,256	374,805
AST Parametric Emerging Markets Equity Portfolio	175,268	1,375,858
AST PIMCO Limited Maturity Bond Portfolio	29,905	315,495

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST PIMCO Total Return Bond Portfolio	455,933	$5,430,159
AST Prudential Core Bond Portfolio	306,383	3,106,721
AST Small-Cap Growth Portfolio*	23,293	470,513
AST Small-Cap Value Portfolio	43,459	551,489
AST T. Rowe Price Large-Cap Growth Portfolio*	417,703	5,083,450
AST T. Rowe Price Natural Resources Portfolio	22,647	432,786
AST Western Asset Core Plus Bond Portfolio	290,059	3,103,626

TOTAL AFFILIATED MUTUAL FUNDS (cost $83,789,800)(w)		84,232,857

SHORT-TERM INVESTMENT — 0.7%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $631,495)(w)(Note 4) 631,495		631,495

TOTAL INVESTMENTS — 100.1% (cost $84,421,295)		84,864,352
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(125,082)

NET ASSETS — 100.0%		$84,739,270

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$84,864,352	$—	$—

Total	$84,864,352	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Investment Type
Core Bonds	37.8%
Large/Mid-Cap Growth	24.7
Large/Mid-Cap Value	21.2
International Value	5.0
International Growth	5.0
Emerging Markets	1.6

High Yield	1.3%
Money Market	1.1
Small-Cap Value	1.0
Small-Cap Growth	0.9
Sector	0.5

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value: Affiliated investments (cost $84,421,295)	$84,864,352
Receivable for investments sold	1,766,600
Receivable for fund share sold	261,039
Dividends receivable	136
Prepaid expenses	318

Total Assets	86,892,445

LIABILITIES:
Payable for investments purchased	2,105,111
Accrued expenses and other liabilities	40,543
Advisory fees payable	7,013
Affiliated transfer agent fee payable	508

Total Liabilities	2,153,175

NET ASSETS	$84,739,270

Net assets were comprised of:
Paid-in capital	$86,437,437
Retained earnings.	(1,698,167)

Net assets, December 31, 2011	$84,739,270

Net asset value and redemption price per share, $84,739,270 / 9,416,452 outstanding shares of beneficial interest	$9.00

STATEMENT OF OPERATIONS

For the Period May 2, 2011* through December 31, 2011

INVESTMENT INCOME
Affiliated dividend income	$133,739

133,739

EXPENSES
Advisory fees	64,205
Custodian and accounting fees	24,000
Audit fees	21,000
Trustees’ fees	8,000
Shareholders’ reports	7,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100) (Note 4)	7,000
Legal fees and expenses	5,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	109
Miscellaneous	3,539

Total expenses	141,853

Less: advisory fee waivers and/or expense reimbursement	(64,699)

Net expenses	77,154

NET INVESTMENT INCOME	56,585

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated $(2,558,673))	(2,558,673)
Net capital gain distribution received (including affiliated $360,864)	360,864

(2,197,809)

Net change in unrealized appreciation (depreciation) on investments (including affiliated $443,057)	443,057

NET LOSS ON INVESTMENTS	(1,754,752)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,698,167)

STATEMENT OF CHANGES IN NET ASSETS

May 2, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$56,585
Net realized loss on investment transactions.	(2,197,809)
Net change in unrealized appreciation (depreciation) on investments	443,057

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,698,167)

FUND SHARE TRANSACTIONS:
Fund share sold [9,485,362 shares]	87,072,885
Fund share repurchased [68,910 shares]	(635,448)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	86,437,437

TOTAL INCREASE IN NET ASSETS	84,739,270
NET ASSETS:
Beginning of period	—

End of period	$84,739,270

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 100.9% ASSET-BACKED SECURITIES — 4.4%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

ACE Securities Corp., Series 2003-NC1, Class M1	Caa1	1.464%	(c)	07/25/33	$2,618	$1,877,645
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A	Baa2	0.639%	(c)	04/25/34	2,560	2,064,375
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1	Baa1	1.254%	(c)	09/25/34	1,700	1,291,283
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 144A	Aaa	4.640%		05/20/16	2,140	2,276,936
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 144A	NR	3.150%		03/20/17	1,840	1,860,837
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	B2	6.900%	(c)	04/10/28	2,400	3,130,173
Bayview Financial Acquisition Trust, Series 2007-A, Class 1A2	Baa2	6.205%		05/28/37	3,200	3,104,019
Bayview Financial Asset Trust, Series 2004-SSRA, Class A1, 144A	Ba1	0.894%	(c)	12/25/39	260	206,540
Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3	Aa3	0.864%	(c)	09/25/34	1,697	1,483,809
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 22A1	CCC(d)	2.755%	(c)	10/25/36	312	147,250
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A	B3	0.455%	(c)	12/25/36	151	145,184
Brazos Higher Education Authority, Series 2010-1, Class A2	AA+(d)	1.706%	(c)	02/25/35	2,500	2,344,250
Brazos Higher Education Authority, Series 2011-1, Class A3	AA+(d)	1.556%	(c)	11/25/33	4,300	4,011,452
CDC Mortgage Capital Trust, Series 2003-HE1, Class M1	Ba3	1.644%	(c)	08/25/33	2,173	1,626,366
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	Caa2	0.964%	(c)	07/25/34	2,763	1,318,881
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	Caa1	5.071%	(c)	04/25/35	3,541	1,064,197
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	CCC(d)	0.624%	(c)	07/25/36	1,620	749,967
Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 144A	CCC(d)	0.744%	(c)	03/25/47	415	177,344
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	Aa3	0.428%	(c)	11/15/36	315	223,638
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	Aa3	0.428%	(c)	11/15/36	601	465,435
Fremont Home Loan Trust, Series 2003-B, Class M1	Baa3	1.344%	(c)	12/25/33	2,318	1,668,898
Greenpoint Manufactured Housing, Series 1999-2, Class A2	B2	3.785%	(c)	03/18/29	3,025	2,348,436
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	B3	7.270%		06/15/29	5,280	4,964,760
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2	B3	3.785%	(c)	06/19/29	1,650	1,274,000
Greenpoint Manufactured Housing, Series 1999-4, Class A2	B1	3.787%	(c)	02/20/30	1,575	1,222,929
Greenpoint Manufactured Housing, Series 2000-4, Class A3	Aa3	6.870%	(c)	08/21/31	11,275	9,062,506
Greenpoint Manufactured Housing, Series 2000-6, Class A3	Aa3	2.257%	(c)	11/22/31	2,275	1,929,979
Greenpoint Manufactured Housing, Series 2001-2, Class IA2	A2	3.748%	(c)	02/20/32	2,350	1,746,694
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2	A2	3.778%	(c)	03/13/32	3,350	2,377,238

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value ( Note 2)

GSAA Home Equity Trust, Series 2007-4, Class A3A	Ca	0.594%	(c)	03/25/37	$3,765	$1,504,442
GSAMP Trust, Series 2004-SEA2, Class A2B	Aaa	0.844%	(c)	03/25/34	1,333	1,297,951
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 144A	Aaa	5.290%		03/25/16	2,640	2,858,083
Keycorp Student Loan Trust, Series 2003-A, Class 1A2	Aaa	0.678%	(c)	10/25/32	4,717	4,401,005
Lehman XS Trust, Series 2005-5N, Class 1A1	B2	0.594%	(c)	11/25/35	227	157,079
Lehman XS Trust, Series 2005-5N, Class 3A1A	B3	0.535%	(c)	11/25/35	332	219,818
Merrill Lynch Mortgage Investors, Inc., Series 2005-SD1, Class A2	AAA(d)	5.666%	(c)	05/25/46	75	73,824
Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1	B2	1.314%	(c)	10/25/33	2,363	1,820,255
Nelnet Student Loan Trust, Series 2005-4, Class A4R2	Aaa	4.090%	(c)	03/22/32	6,700	6,184,770
Novastar Home Equity Loan, Series 2003-3, Class A2C	Baa3	1.354%	(c)	12/25/33	2,446	2,004,561
Park Place Securities, Inc., Series 2004-WHQ2, Class M1	Aa1	0.884%	(c)	02/25/35	1,399	1,368,381
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class B1	A2	8.000%	(c)	07/25/42	10,000	7,699,500
People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1	Baa2	1.194%	(c)	10/25/34	1,565	1,221,456
RAAC, Series 2006-RP3, Class A, 144A	Caa2	0.564%	(c)	05/25/36	1,770	1,061,347
RAAC, Series 2007-SP3, Class A1	Ba3	1.494%	(c)	09/25/47	203	155,141
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	Aaa	0.534%	(c)	11/25/36	4,100	1,653,391
Saxon Asset Securities Trust, Series 2005-1, Class M1	Aa3	0.754%	(c)	05/25/35	4,958	3,312,533
SLM Student Loan Trust, Series 2003-11, Class A6, 144A	Aaa	0.836%	(c)	12/15/25	3,200	2,978,125
SLM Student Loan Trust, Series 2006-5, Class A5	Aaa	0.528%	(c)	01/25/27	4,620	4,373,839
Soundview Home Equity Loan Trust, Series 2004-WMC1, Class M1	Baa1	1.044%	(c)	01/25/35	2,383	1,853,676
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	Caa1	5.645%	(c)	10/25/36	640	351,548
South Carolina Student Loan Corp., Series 2010-1, Class A3	AA+(d)	1.468%	(c)	10/27/36	5,700	5,292,906

TOTAL ASSET-BACKED SECURITIES (cost $117,192,803)						108,008,652

BANK LOANS(c) — 1.8%
Advertising
Affinion Group, Inc., Tranche Term Loan B	Ba3	5.000%		07/16/15	968	856,297

Cable Television — 0.1%
Charter Communications Operating LLC, Term Loan C	Ba1	3.830%		09/06/16	2,823	2,757,917

Commercial Services — 0.2%
ARAMARK Corp., U.S. Term Loan B (Extending)	Ba3	3.829%		07/26/16	309	300,436
ARAMARK Corp., U.S. Term Loan B (Non-Extending)	Ba3	2.454%		01/26/14	142	138,640
Capsugel Holdings US, Inc., Term Loan B	B1	0.180%		08/01/18	1,995	1,995,000
Cengage Learning Acquisitions, Inc., Term Loan	B2	2.550%		07/03/14	1,473	1,255,184

						3,689,260

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Computer Services & Software — 0.1%
First Data Corp., Dollar Term Loan	B1	4.294%	03/24/18	$1,009	$908,790
First Data Corp., Term Loan B-2 (Non-Extended)	B1	3.044%	09/24/14	1,224	1,100,892

					2,009,682

Containers & Packaging
Graphic Packaging International, Inc., Term Loan B	Ba2	2.385%	05/16/14	769	763,251

Food — 0.2%
Del Monte Corp., Initial Term Loan	Ba3	4.500%	03/08/18	1,990	1,885,525
NBTY, Inc., Term Loan B-1	Ba3	4.250%	10/01/17	1,732	1,710,304
Reynolds Group Holdings, Tranche Term Loan C	Ba3	6.500%	08/09/18	1,480	1,469,708

					5,065,537

Healthcare – Services — 0.3%
CHS/Community Health Systems, Inc., Term Loan	Ba3	3.622%	07/25/14	2,025	1,960,981
Emergency Medical Services Corp., Initial Term Loan	B1	5.250%	05/25/18	1,492	1,452,681
Hanger Orthopedic Group, Inc., Term Loan C	BB-(d)	4.012%	12/01/16	1,492	1,436,495
HCA, Inc., Tranche Term Loan B-1	Ba3	2.546%	11/18/13	637	625,450
IASIS Healthcare LLC, Term Loan B	Ba3	5.000%	05/03/18	746	719,189

					6,194,796

Media — 0.3%
Harrah’s Operating Co., Inc., Term Loan B-2	B3	3.356%	01/28/15	2,009	1,741,714
Las Vegas Sands LLC, Term Loan	Ba2	2.930%	11/23/16	1,990	1,905,328
Nielsen Finance LLC, Dollar Term Loan Class C	Ba2	3.526%	05/01/16	1,855	1,811,983
Tribune Co., Term Loan X(i)	B+(d)	Zero	06/04/12	183	102,933
Univision Communications, Inc., Term Loan First Lien (Extended)	B2	4.546%	03/31/17	2,500	2,278,125

					7,840,083

Metals & Mining — 0.2%
Fairmount Minerals Ltd., Tranche Term Loan B	B1	5.250%	03/15/17	4,000	3,987,500
Walter Energy, Inc., Term Loan B	B1	4.000%	04/01/18	1,909	1,890,199

					5,877,699

Oil, Gas & Consumable Fuels — 0.1%
Hercules Offshore, Inc., Term Loan	Caa1	7.500%	07/11/13	1,999	1,953,381

Retail & Merchandising — 0.2%
Gymboree Corp., Term Loan	B1	5.000%	02/23/18	2,985	2,645,924
Neiman Marcus, Term Loan	B2	4.750%	05/16/18	2,885	2,779,819

					5,425,743

Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan (Extending)	B2	4.776%	10/10/17	1,879	1,307,722

TOTAL BANK LOANS (cost $44,469,207)					43,741,368

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
Americold LLC Trust, Series 2010-ARTA, Class A2FX, 144A	AAA(d)	4.954%	01/14/29	1,000	1,095,369

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4	AAA(d)	5.731%	(c)	05/10/45	$1,950	$2,182,834
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4	Aaa	5.634%		07/10/46	2,190	2,423,336
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A3	AAA(d)	5.620%		02/10/51	60	63,159
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4	A+(d)	5.492%		02/10/51	320	345,419
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4.	Aaa	5.720%	(c)	09/11/38	2,000	2,230,922
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	Aaa	3.642%		08/10/44	1,000	1,053,444
Extended Stay America Trust, Series 2010-ESHA, Class A, 144A	Aaa	2.951%		11/05/27	1,960	1,963,596
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A4, 144A	Aaa	4.753%		03/10/44	750	824,315
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4 .	Aaa	5.399%		05/15/45	300	330,512
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	Aaa	5.372%		09/15/39	690	764,840
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4	A+(d)	5.424%		02/15/40	1,113	1,212,737
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4	Aaa	5.858%	(c)	07/15/40	5,000	5,476,985
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	Aaa	5.666%	(c)	05/12/39	900	1,003,634
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	Aaa	5.485%	(c)	03/12/51	5,400	5,679,742
Morgan Stanley Capital I, Series 2006-IQ11, Class A4	AAA(d)	5.728%	(c)	10/15/42	140	154,586
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43	1,570	1,754,869
Morgan Stanley Capital I, Series 2007-IQ16, Class A4	A+(d)	5.809%		12/12/49	6,260	6,893,074
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48	1,074	1,176,888
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 144A	Aaa	4.375%		03/15/44	1,100	1,171,278
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 144A	Aaa	4.902%	(c)	06/15/44	1,200	1,327,561

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $37,891,798)						39,129,100

CORPORATE BONDS — 32.8%
Advertising — 0.1%
WPP Finance UK (United Kingdom), Gtd. Notes	Baa3	8.000%		09/15/14	1,670	1,860,228

Aerospace/Defense — 0.2%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	4.875%		02/15/20	3,060	3,572,789
Raytheon Co., Sr. Unsec’d. Notes	A3	3.125%		10/15/20	1,560	1,572,146

						5,144,935

Agriculture — 0.7%
Altria Group, Inc., Gtd. Notes	Baa1	4.750%		05/05/21	2,430	2,675,522
Altria Group, Inc., Gtd. Notes	Baa1	9.250%		08/06/19	4,420	5,934,982
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%		06/23/19	1,800	2,144,156

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Agriculture (continued)
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	2.900%		11/15/21	$4,420	$4,506,407
Reynolds American, Inc., Gtd. Notes	Baa3	7.250%		06/01/12	2,100	2,150,969
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%		06/01/16	780	930,099

						18,342,135

Airlines — 0.2%
Continental Airlines, Inc., Sr. Sec’d. Notes, 144A	Ba2	6.750%		09/15/15	1,720	1,638,300
Delta Air Lines 2009-1, Class A Pass-Through Trust, Series 29-1, Pass-Through Certificates	Baa2	7.750%		06/17/21	2,020	2,171,818
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	Baa2	9.750%		01/15/17	1,058	1,142,982

						4,953,100

Automobiles — 0.2%
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	2.625%		09/15/16	4,920	4,891,248

Banks — 4.3%
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.500%		08/01/16	40	40,283
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	7.625%		06/01/19	5,600	5,791,615
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.000%		05/13/21	8,510	7,751,206
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.650%		05/01/18	2,530	2,410,465
Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.850%		01/22/15	2,290	2,429,541
BankAmerica Institutional Capital A, Ltd. Gtd. Notes, 144A	Ba1	8.070%		12/31/26	280	252,000
BBVA US Senior SAU (Spain), Bank Gtd. Notes	Aa3	3.250%		05/16/14	7,440	7,047,354
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	Aa2	3.750%		10/15/14	3,700	3,812,110
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Jr. Sub. Notes, 144A	A2	11.000%	(c)	12/29/49	5,715	6,686,550
Credit Agricole SA (France), Jr. Sub. Notes, 144A(a)	A3	8.375%	(c)	10/29/49	7,060	5,295,000
Credit Agricole SA (France), Sr. Unsec’d. Notes, 144A	Aa3	2.625%		01/21/14	2,100	1,976,373
ICICI Bank Ltd. (India), Jr. Sub. Notes	Ba1	6.375%	(c)	04/30/22	1,830	1,592,100
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	Ba1	6.375%	(c)	04/30/22	480	417,600
Intesa Sanpaolo SpA (Italy), Sr. Notes, 144A(a)	A2	3.625%		08/12/15	2,820	2,336,032
Kaupthing Bank (Iceland), Sr. Notes, 144A (original cost $4,589,281; purchased 02/28/08)(f)(i)	NR	7.625%		02/28/15(g)	5,480	1,315,200
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	4.875%		01/27/20	740	759,932
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	4.875%		01/14/21	1,870	1,911,363
Nordea Bank AB (Sweden), Sub. Notes, 144A	Aa3	4.875%		05/13/21	6,680	5,645,989
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	Ba2	7.648%	(c)	08/29/49	730	497,312
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	A3	6.400%		10/21/19	3,750	3,483,322
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba2	5.000%		11/12/13	520	464,915
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba2	5.000%		10/01/14	6,140	5,068,306
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba2	5.050%		01/08/15	430	350,641

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banks (continued)
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	A2	3.950%		09/21/15	$430	$403,213
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	A2	4.875%		03/16/15	670	640,642
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A(a)	Aa3	3.724%		01/20/15	3,690	3,350,575
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A(a)	Aa3	3.781%		10/07/15	2,400	2,175,012
State Street Corp., Jr. Sub. Debs	A3	4.956%		03/15/18	4,750	4,937,250
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.100%		01/14/16	730	759,830
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A(a)	Aa3	3.150%		07/22/15	4,250	4,434,790
UBS AG (Switzerland), Notes	Aa3	2.250%		01/28/14	1,790	1,741,881
UBS AG (Switzerland), Notes	Aa3	3.875%		01/15/15	1,300	1,296,425
UBS AG (Switzerland), Notes(a)	Aa3	4.875%		08/04/20	2,230	2,214,789
Wachovia Capital Trust III, Ltd. Gtd. Notes	Baa3	5.570%	(c)	03/29/49	8,930	7,478,875
Wachovia Corp., Sr. Unsec’d. Notes	A2	5.750%		02/01/18	1,330	1,510,909
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	3.676%		06/15/16	2,970	3,103,644
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	3.750%		10/01/14	300	316,715
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	4.375%		01/31/13	800	826,801
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.250%		10/23/12	400	414,031
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	A2	4.600%		04/01/21	640	701,876
Wells Fargo Capital X, Ltd. Gtd. Notes	Baa1	5.950%		12/01/86	1,650	1,652,062

						105,294,529

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	5.375%		01/15/20	4,260	4,996,145
Diageo Capital PLC (United Kingdom), Gtd. Notes(a)	A3	4.828%		07/15/20	3,330	3,765,594
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa3	7.900%		11/01/18	702	947,746
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	4.450%		01/15/22	4,790	5,017,932

						14,727,417

Cable Television — 1.0%
Time Warner Cable, Inc., Gtd. Notes	Baa2	4.000%		09/01/21	1,920	1,942,518
Time Warner Cable, Inc., Gtd. Notes	Baa2	4.125%		02/15/21	995	1,021,766
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.500%		09/01/41	260	273,988
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.875%		11/15/40	9,190	9,945,979
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%		07/01/18	470	558,226
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.250%		04/01/19	4,100	5,149,649
Time Warner Entertainment Co. LP, Gtd. Notes	Baa2	10.150%		05/01/12	1,860	1,913,823
Time Warner, Inc., Gtd. Notes	Baa2	4.700%		01/15/21	1,770	1,905,794
Time Warner, Inc., Gtd. Notes	Baa2	4.750%		03/29/21	710	769,977
Time Warner, Inc., Gtd. Notes	Baa2	6.250%		03/29/41	930	1,115,024

						24,596,744

Chemicals — 0.1%
CF Industries, Inc., Gtd. Notes	Ba1	7.125%		05/01/20	344	406,780
Ecolab,, Inc. , Sr. Unsec’d. Notes	Baa1	4.350%		12/08/21	1,250	1,334,861

						1,741,641

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Commercial Services
Stonemor Operating LLC/Cornerstone Family Services of WV, Gtd. Notes	B3	10.250%		12/01/17	$730	$680,725

Consumer Products — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	6.875%		02/15/21	1,545	1,537,275
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	7.125%		04/15/19	3,365	3,423,888

						4,961,163

Containers & Packaging — 0.3%
Ball Corp., Gtd. Notes	Ba1	5.750%		05/15/21	4,400	4,609,000
Ball Corp., Gtd. Notes	Ba1	6.750%		09/15/20	2,010	2,185,875

						6,794,875

Diversified Financial Services — 6.6%
Ally Financial, Inc., Gtd. Notes(a)	B1	7.500%		09/15/20	9,820	9,918,200
American Express Co., Sr. Unsec’d. Notes	A3	8.125%		05/20/19	1,800	2,327,168
American Express Co., Sub. Notes(a)	Baa2	6.800%	(c)	09/01/66	5,070	5,044,650
American Express Credit Corp., Sr. Unsec’d. Notes	A2	5.125%		08/25/14	2,500	2,685,798
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	6.400%		10/02/17	3,210	3,586,305
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	4.700%		10/27/19	1,360	1,547,840
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.450%		04/15/18	1,040	1,215,742
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	5.375%		08/09/20	7,822	8,043,136
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.500%		10/15/14	1,820	1,871,046
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	6.000%		12/13/13	6,400	6,622,458
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.010%		01/15/15	6,670	6,968,182
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.875%		03/05/38	4,970	5,460,107
Citigroup, Inc., Sub. Notes	Baa1	5.000%		09/15/14	2,740	2,711,800
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	5.000%		05/15/18	2,030	2,035,264
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	12.000%		05/15/15	3,200	3,919,968
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	4.625%		01/07/21	8,960	9,295,570
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.900%		05/13/14	2,230	2,442,189
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.375%		09/16/20	2,540	2,595,588
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.000%		06/15/12	2,160	2,208,557
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.875%		01/10/39	6,020	7,212,153
General Electric Capital Corp., Sub. Notes(a)	Aa3	5.300%		02/11/21	5,080	5,430,276
Goldman Sachs Capital II, Ltd. Gtd. Notes(a)	Baa2	5.793%	(c)	06/01/43	3,560	2,189,400
Goldman Sachs Group, Inc. (The), Sr. Notes	A1	6.250%		02/01/41	9,980	9,790,669
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	3.625%		08/01/12	770	774,638
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	4.750%		07/15/13	200	202,645
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%		10/15/13	1,110	1,132,571
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%		07/27/21	980	956,029
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.300%		02/14/12	220	220,739

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.375%		03/15/20	$3,720	$3,671,729
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.450%		11/01/12	1,240	1,261,054
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.000%		06/15/20	3,450	3,534,049
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.600%		01/15/12	310	310,409
HSBC Finance Corp , Sr. Sub. Notes	Baa1	6.676%		01/15/21	6,370	6,589,109
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.500%		09/01/14	1,930	1,973,425
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.750%		09/01/16	7,110	7,287,750
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.250%		10/15/20	4,050	4,078,443
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%		08/15/21	630	636,241
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%		07/22/20	2,150	2,195,614
JPMorgan Chase & Co., Sub. Notes	A1	6.125%		06/27/17	2,660	2,923,619
Lehman Brothers Holdings, Inc., Jr. Sub. Notes(i)	NR	6.500%		07/19/17	3,140	314
Lehman Brothers Holdings, Inc., Sub. Notes, MTN(i)	NR	6.750%		12/28/17	1,040	104
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa1	5.450%		02/05/13	3,180	3,203,115
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa1	6.875%		04/25/18	5,600	5,521,258
Merrill Lynch & Co., Inc., Sub. Notes	Baa2	6.050%		05/16/16	320	301,619
Morgan Stanley, Sr. Unsec’d. Notes	A2	4.200%		11/20/14	180	173,599
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.625%		04/01/18	3,990	3,939,898
Resona Preferred Global Securities Cayman Ltd.
(Cayman Islands), Jr. Sub. Notes, 144A	Ba2	7.191%	(c)	12/29/49	670	662,524
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	B3	6.900%		12/15/17	340	244,800
UPCB Finance III Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.625%		07/01/20	3,280	3,230,800

						160,148,161

Electric — 1.7%
AES Corp. (The), Sr. Unsec’d. Notes(a)	Ba3	8.000%		06/01/20	4,540	4,994,000
Calpine Construction Finance Co. LP and CCFC Finance Corp., Sr. Sec’d. Notes, 144A(a)	Ba3	8.000%		06/01/16	1,995	2,154,600
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.500%		02/15/21	1,960	2,097,200
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%		07/31/20	1,000	1,077,500
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%		01/15/23	1,850	1,988,750
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	5.700%		09/17/12	3,230	3,338,299
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	7.000%		06/15/38	1,150	1,555,781
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	8.875%		01/15/19	960	1,273,960
Energy Future Intermediate Holding Co.
LLC/EFIH Finance, Inc., Sr. Sec’d. Notes(a)	Caa3	10.000%		12/01/20	5,043	5,320,365
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%		11/15/31	6,170	7,587,724
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	B3	9.125%		05/01/31	3,000	2,715,000
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	5.800%		03/01/37	3,110	3,787,737
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.400%		01/15/21	1,910	2,105,364
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.000%		12/01/39	1,910	2,393,270

						42,389,550

Electronic Components & Equipment — 0.1%
National Semiconductor Corp., Sr. Unsec’d. Notes	Baa1	6.600%		06/15/17	320	393,047

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electronic Components & Equipment (continued)
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	$1,530	$1,597,938

					1,990,985

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	Baa3	4.600%	03/01/21	2,240	2,427,351

Financial Services — 0.4%
Countrywide Financial Corp., Sub. Notes	Baa2	6.250%	05/15/16	460	433,382
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	A1	6.375%	01/21/21	4,070	4,078,689
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	A1	5.800%	01/13/20	690	655,071
SLM Corp., Sr. Unsec’d. Notes, MTN(a)	Ba1	8.000%	03/25/20	5,230	5,282,300

					10,449,442

Food — 0.6%
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	1,690	1,986,296
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	6,390	7,373,108
Kroger Co. (The), Gtd. Notes	Baa2	5.000%	04/15/13	1,720	1,799,378
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	4.750%	12/01/21	1,440	1,475,081
Safeway, Inc., Sr. Unsec’d. Notes(a)	Baa2	6.350%	08/15/17	1,840	2,086,242

					14,720,105

Gaming — 0.1%
Boyd Gaming Corp., Sr. Sub. Notes(a)	Caa1	7.125%	02/01/16	1,100	951,500
MGM Resorts International, Gtd. Notes(a)	B3	7.625%	01/15/17	110	104,775
MGM Resorts International, Sr. Sec’d. Notes	Ba2	10.375%	05/15/14	110	125,675
MGM Resorts International, Sr. Sec’d. Notes	Ba2	11.125%	11/15/17	260	296,400

					1,478,350

Healthcare – Services — 0.7%
Fresenius Medical Care US Finance, Inc., Gtd. Notes	Ba2	6.875%	07/15/17	1,323	1,408,995
HCA, Inc., Sr. Sec’d. Notes.	Ba3	6.500%	02/15/20	2,100	2,178,750
Medtronic, Inc., Sr. Unsec’d. Notes	A1	4.450%	03/15/20	1,820	2,053,741
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	2,220	2,698,217
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	8.875%	07/01/19	1,783	2,001,418
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	10.000%	05/01/18	2,020	2,307,850
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	3.375%	11/15/21	910	941,160
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.875%	02/15/13	530	551,897
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.875%	04/01/13	650	679,132
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	11/15/17	45	52,608
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	02/15/18	2,070	2,461,149

					17,334,917

Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC/CityCenter Finance
Corp, Sr. Sec’d. Notes, 144A	B2	7.625%	01/15/16	1,570	1,609,250

Insurance — 0.9%
American International Group, Inc., Jr. Sub. Notes	Baa2	6.250%	03/15/37	1,020	738,225
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	6.400%	12/15/20	7,280	7,347,194
American International Group, Inc., Sr. Unsec’d. Notes, 144A	Baa1	3.750%	11/30/13	2,200	2,158,805

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	Aa2	3.200%		02/11/15	$290	$307,447
ING Capital Funding Trust III, Gtd. Notes	B1	3.969%	(c)	12/29/49	200	157,327
MetLife, Inc., Jr. Sub. Notes	Baa2	6.400%		12/15/66	2,270	2,147,992
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%		02/08/21	2,060	2,228,494
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	5.875%		02/06/41	1,440	1,685,310
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	3.700%		08/15/21	940	966,029
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	7.000%		02/15/19	2,580	3,112,956
						20,849,779
Machinery & Equipment — 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes	A2	3.900%		05/27/21	2,350	2,579,966
Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.000%		01/15/19	1,340	1,396,950
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	8.125%		04/30/20	1,750	1,916,250
Comcast Corp., Gtd. Notes	Baa1	5.650%		06/15/35	380	419,796
Comcast Corp., Gtd. Notes	Baa1	5.700%		05/15/18	2,160	2,485,639
Comcast Corp., Gtd. Notes	Baa1	6.400%		03/01/40	1,490	1,852,162
Comcast Corp., Gtd. Notes	Baa1	6.500%		01/15/15	3,600	4,081,090
Comcast Corp., Gtd. Notes	Baa1	6.500%		01/15/17	2,390	2,811,063
Comcast Corp., Gtd. Notes	Baa1	6.950%		08/15/37	320	407,139
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	5.450%		12/15/14	1,680	1,864,845
DISH DBS Corp., Gtd. Notes	Ba2	7.125%		02/01/16	3,090	3,329,475
DISH DBS Corp., Gtd. Notes	Ba2	7.750%		05/31/15	170	187,000
DISH DBS Corp., Gtd. Notes	Ba2	7.875%		09/01/19	3,015	3,406,950
News America, Inc., Gtd. Notes	Baa1	4.500%		02/15/21	1,010	1,058,994
Reed Elsevier Capital, Inc., Gtd. Notes	Baa1	8.625%		01/15/19	3,200	3,993,872
UBM PLC (United Kingdom), Notes, 144A	Baa3	5.750%		11/03/20	2,180	2,198,870
						31,410,095
Media & Entertainment — 0.2%
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.250%		10/15/20	2,260	2,293,900
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	8.500%		11/01/19	25	26,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	9.500%		06/15/16	1,465	1,530,925
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	Caa2	11.250%		06/15/16	690	724,931
						4,576,256
Metals & Mining — 2.5%
Arch Coal, Inc., Gtd. Notes, 144A(a)	B1	7.000%		06/15/19	4,130	4,212,600
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	Baa1	6.950%		04/01/19	2,550	3,131,548
Barrick North America Finance LLC, Gtd. Notes	Baa1	4.400%		05/30/21	2,220	2,404,251
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	3.250%		11/21/21	1,370	1,410,552
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	6.500%		04/01/19	5,340	6,597,869
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes	Baa3	6.250%		10/01/40	3,680	3,624,520
CONSOL Energy, Inc., Gtd. Notes	B1	8.250%		04/01/20	2,520	2,784,600
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	6.375%		02/01/16	520	504,400
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	8.375%		04/01/17	5,685	6,040,313

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining (continued)
Novelis, Inc. (Canada), Gtd. Notes	B2	8.750%	12/15/20	$2,020	$2,166,450
Peabody Energy Corp., Gtd. Notes(a)	Ba1	6.500%	09/15/20	2,400	2,520,000
Peabody Energy Corp., Gtd. Notes	Ba1	7.875%	11/01/26	330	353,925
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	620	649,674
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	4.125%	05/20/21	660	709,491
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	6.500%	07/15/18	2,980	3,591,815
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	9.000%	05/01/19	6,590	8,993,841
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.375%	11/01/12	500	520,625
Steel Dynamics, Inc., Gtd. Notes(a)	Ba2	7.625%	03/15/20	3,110	3,281,050
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.750%	04/15/16	75	78,188
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes	Baa2	9.750%	05/15/14	36	42,306
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes	Baa2	10.250%	05/15/16	523	601,450
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/21/36	4,080	4,645,288
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes	Ba2	8.750%	01/15/14	200	194,000
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes	Ba2	9.500%	07/18/18	900	774,000
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Ba2	8.750%	01/15/14	1,420	1,377,400

					61,210,156

Oil, Gas & Consumable Fuels — 4.2%
Anadarko Finance Co. (Canada), Gtd. Notes	Ba1	7.500%	05/01/31	2,910	3,520,754
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	Ba1	6.375%	09/15/17	1,140	1,321,413
Apache Corp., Sr. Unsec’d. Notes	A3	5.100%	09/01/40	4,570	5,341,178
Baker Hughes, Inc., Sr. Unsec’d. Notes	A2	7.500%	11/15/18	3,230	4,261,097
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	7,280	7,625,239
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.561%	11/01/21	370	385,201
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.500%	08/15/17	2,280	2,428,200
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.625%	08/15/20	770	825,825
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.250%	12/15/18	245	270,725
Cie Generale de Geophysique - Vertias (France), Gtd. Notes	Ba3	9.500%	05/15/16	4,000	4,320,000
Complete Production Services, Inc., Gtd. Notes(a)	B1	8.000%	12/15/16	1,000	1,040,000
Concho Resources, Inc., Gtd. Notes	B3	6.500%	01/15/22	1,812	1,893,540
ConocoPhillips, Gtd. Notes	A1	6.000%	01/15/20	670	827,407
ConocoPhillips, Gtd. Notes	A1	6.500%	02/01/39	2,090	2,891,028
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	5.600%	07/15/41	120	144,279
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	7.950%	04/15/32	4,100	5,867,895
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.700%	07/01/18	50	55,471
Hess Corp., Sr. Unsec’d. Notes	Baa2	7.875%	10/01/29	190	255,260
Hess Corp., Sr. Unsec’d. Notes	Baa2	8.125%	02/15/19	6,020	7,727,651
Kerr-McGee Corp., Gtd. Notes	Ba1	7.875%	09/15/31	4,800	6,016,267
Key Energy Services, Inc., Gtd. Notes	B1	6.750%	03/01/21	1,890	1,890,000
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.000%	02/01/17	1,000	1,131,776
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	8.250%	03/01/19	5,250	6,827,063
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	3.125%	02/15/22	3,340	3,426,326
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	6.625%	06/15/35	6,070	6,881,862

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	3.875%		01/27/16	$2,090	$2,153,141
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes(a)	A3	5.375%		01/27/21	4,880	5,126,933
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.750%		01/20/20	2,501	2,676,370
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	6.125%		10/06/16	970	1,075,306
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(a)	B3	6.750%		05/01/14	1,740	1,035,300
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.875%		03/01/21	3,280	3,534,200
SESI LLC, Sr. Unsec’d. Notes, 144A	Ba3	7.125%		12/15/21	690	724,500
Shell International Finance BV (Netherlands), Gtd. Notes(a)	Aa1	4.375%		03/25/20	4,400	5,136,846
Statoil ASA (Norway), Gtd. Notes	Aa2	3.125%		08/17/17	1,530	1,613,693
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.875%		03/13/18	743	794,081
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	5.250%		03/15/13	1,180	1,213,035
WPX Energy, Inc., Sr. Unsec’d. Notes, 144A	Ba1	6.000%		01/15/22	1,310	1,341,112

						103,599,974

Pharmaceuticals — 0.9%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.125%		04/01/19	4,600	5,341,239
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	3.500%		11/15/16	8,640	8,799,451
Grifols, Inc., Gtd. Notes	B3	8.250%		02/01/18	850	892,500
Pfizer, Inc., Sr. Unsec’d. Notes	A1	6.200%		03/15/19	4,740	5,848,719
Wyeth, Gtd. Notes	A1	5.450%		04/01/17	730	855,188

						21,737,097

Pipelines — 1.5%
El Paso Corp., Sr. Unsec’d. Notes, MTN(a)	Ba3	7.750%		01/15/32	5,820	6,722,100
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.250%		01/31/20	3,020	3,334,464
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.700%		02/15/42	1,780	1,939,287
Enterprise Products Operating LLC, Gtd. Notes	Baa3	6.500%		01/31/19	5,420	6,311,509
Enterprise Products Operating LLC, Gtd. Notes	Ba1	8.375	%(c)	08/01/66	4,000	4,280,000
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.850%		02/15/20	1,630	1,916,593
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes(a)	Ba3	6.250%		06/15/22	700	731,500
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes.	B1	6.500%		07/15/21	2,319	2,411,760
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.000%		03/01/32	3,000	3,710,529
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.500%		01/15/31	1,521	1,853,772
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.875%		09/01/21	1,373	1,689,787
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	5.250%		03/15/20	1,090	1,206,595

						36,107,896

Retail & Merchandising — 0.5%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%		06/01/17	2,140	2,497,042
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%		03/15/19	4,050	4,936,577
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.036%		12/10/28	1,622	1,687,797
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.943%		01/10/30	831	921,311
CVS Pass-Through Trust, Pass-Through Certificates, 144A	Ba1	9.350%		01/10/23	1,050	1,110,690

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Retail & Merchandising (continued)
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/13		$920	$964,694
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.800%	02/15/18		710	870,343

						12,988,454

Telecommunications — 1.9%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	5.000%	03/30/20		3,100	3,424,793
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21		1,320	1,396,231
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.100%	09/15/14		5,000	5,507,220
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.500%	02/01/18		4,340	5,023,680
AT&T, Inc., Sr. Unsec’d. Notes(a)	A2	5.550%	08/15/41		3,860	4,544,830
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.300%	01/15/38		1,240	1,522,394
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.950%	01/15/18		1,470	1,624,466
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18		2,110	2,847,867
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	5.750%	03/23/16		3,380	3,761,524
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A(a)	Ba2	7.375%	12/01/17		480	501,600
Sprint Capital Corp., Gtd. Notes	B3	6.875%	11/15/28		380	271,225
Sprint Capital Corp., Gtd. Notes	B3	8.750%	03/15/32		280	226,450
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	B3	6.000%	12/01/16		4,460	3,701,800
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.134%	04/27/20		3,180	2,987,031
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.462%	02/16/21		530	505,761
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.877%	07/15/19		330	326,129
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	3.500%	11/01/21		1,730	1,801,141
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21		3,400	3,838,144
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.000%	04/01/41		2,490	3,087,279

						46,899,565

Transportation — 0.2%
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	6.125%	06/15/21		1,660	1,705,650
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	12.500%	04/01/16		406	470,960
RailAmerica, Inc., Sr. Sec’d. Notes	B1	9.250%	07/01/17		2,670	2,916,975
						5,093,585
Utilities — 0.3%
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	5.625%	11/30/12		2,800	2,917,695
Mirant Mid Atlantic Pass-Through Trust C,
Pass-Through Certificates	Ba1	10.060%	12/30/28		1,403	1,452,088
Tennessee Valley Authority, Notes	Aaa	5.250%	09/15/39		1,440	1,838,176

						6,207,959

TOTAL CORPORATE BONDS (cost $782,602,941)						799,797,633

FOREIGN GOVERNMENT BONDS — 3.0%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/14	BRL	4,477	2,380,051
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/17	BRL	40,604	20,923,069

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

FOREIGN GOVERNMENT BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Malaysian Government (Malaysia), Sr. Unsec’d. Notes	A3	3.835%		08/12/15	MYR	17,120	$5,524,624
Malaysian Government (Malaysia), Sr. Unsec’d. Notes	A3	4.262%		09/15/16	MYR	5,645	1,853,287
Mexican Bonos (Mexico), Bonds	Baa1	8.000%		06/11/20	MXN	261,162	20,745,954
Mexican Bonos (Mexico), Bonds	Baa1	10.000%		12/05/24	MXN	15,130	1,394,652
Polish Government (Poland), Bonds	A2	5.500%		04/25/15	PLN	32,115	9,432,204
Russian Government (Russia), Sr. Unsec’d. Notes	Baa1	7.500%		03/31/30		$8,575	9,964,244

TOTAL FOREIGN GOVERNMENT BONDS (cost $78,383,041)							72,218,085

MUNICIPAL BONDS — 1.0%
California — 0.2%
California State, General Obligation Unlimited	A1	7.300%		10/01/39		1,600	1,906,320
Los Angeles Department of Water & Power, Revenue Bonds	Aa3	6.574%		07/01/45		2,050	2,602,557

							4,508,877

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds	A2	6.637%		04/01/57		1,440	1,496,794
Municipal Electric Authority of Georgia, Revenue Bonds	A2	6.655%		04/01/57		820	842,927

							2,339,721

Illinois — 0.3%
State of Illinois, General Obligation Unlimited	A1	5.665%		03/01/18		3,210	3,416,339
State of Illinois, General Obligation Unlimited	A1	5.877%		03/01/19		3,350	3,606,844

							7,023,183

Minnesota — 0.2%
Northstar Education Finance, Inc., Revenue Bonds	Aaa	1.629%	(c)	01/29/46		7,850	6,087,204

Ohio — 0.2%
Student Loan Funding Corp., Revenue Bonds	Aaa	0.193%	(c)	09/01/47		6,000	5,397,120

TOTAL MUNICIPAL BONDS (cost $24,597,421)							25,356,105

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 15.1%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	Caa1	2.634%	(c)	07/25/35		736	538,333
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	Caa3	2.682%	(c)	09/25/35		739	452,397
American Home Mortgage Assets, Series 2006-2, Class 2A1	Caa2	0.425%	(c)	09/25/46		538	253,081
Banc of America Funding Corp., Series 2005-F, Class 2A1	Caa3	2.794%	(c)	09/20/35		129	62,754
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 3A1	A2	2.771%	(c)	09/25/33		675	642,850
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	B2	1.194%	(c)	01/25/36		4,269	3,265,451
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	CCC(d)	2.764%	(c)	09/25/35		414	315,008
BCAP LLC Trust, Series 2006-AA1, Class A1	Ca	0.484%	(c)	10/25/36		5,132	2,330,055

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	CCC(d)	2.706%	(c)	10/25/35	$150	$116,350
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1	Caa3	2.786%	(c)	02/25/36	909	600,414
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	Caa2	5.575%	(c)	02/25/36	536	334,812
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	CC(d)	2.669%	(c)	10/25/36	1,005	611,428
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	Baa1	1.034%	(c)	11/25/34	233	202,304
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A3	Baa2	1.394%	(c)	10/25/33	690	617,031
Chevy Chase Mortgage Funding Corp., Series 2004-3A, Class A2, 144A	Baa3	0.594%	(c)	08/25/35	565	354,303
Chevy Chase Mortgage Funding Corp., Series 2004-4A, Class A2, 144A	Ba1	0.584%	(c)	10/25/35	510	331,286
Chevy Chase Mortgage Funding Corp., Series 2005-1A, Class A2, 144A	B3	0.494%	(c)	01/25/36	848	525,553
Chevy Chase Mortgage Funding Corp., Series 2005-3A, Class A2, 144A	B3	0.524%	(c)	07/25/36	1,126	613,003
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A	CCC(d)	2.600%	(c)	10/25/35	618	419,031
Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 144A	NR	2.520%	(c)	02/25/36	4,332	4,218,137
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	Caa1	2.716%	(c)	11/20/34	327	242,228
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A2	Caa1	2.716%	(c)	11/20/34	752	557,836
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	Caa2	0.584%	(c)	04/25/35	7,010	3,832,537
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	B3	47.370%	(c)	08/25/35	343	785,613
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R3, Class AF, 144A	B1	0.694%	(c)	09/25/35	536	440,443
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 1A1	B2	0.794%	(c)	02/25/35	4,866	3,528,169
Fannie Mae Grantor Trust, Series 2011-T2, Class A1	Aaa	2.500%		08/25/51	1,931	1,937,784
Fannie Mae REMICS, Series 2004-38, Class FK	Aaa	0.644%	(c)	05/25/34	3,146	3,144,311
Fannie Mae REMICS, Series 2010-110, Class AE	Aaa	9.750%		11/25/18	8,041	9,403,631
Fannie Mae REMICS, Series 2010-118, Class YB, IO	Aaa	6.206%	(c)	10/25/40	7,800	1,100,629
Fannie Mae REMICS, Series 2010-123, Class PM.	Aaa	4.000%		07/25/40	7,300	7,742,711
Fannie Mae REMICS, Series 2010-142, Class SM, IO	Aaa	6.236%	(c)	12/25/40	3,305	425,172
Fannie Mae REMICS, Series 2011-14, Class GD.	Aaa	4.000%		04/25/40	58,533	61,287,541
Fannie Mae REMICS, Series 2011-15, Class AB	Aaa	9.750%		08/25/19	2,691	3,114,511
Fannie Mae REMICS, Series 2011-63, Class SW, IO	Aaa	6.386%	(c)	07/25/41	1,574	201,429
FHLMC Multifamily Structured Pass-Through Certificates, Series K006, Class AX1, IO	Aaa	1.061%	(c)	01/25/20	12,395	774,990
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	Aaa	1.238%	(c)	04/25/20	23,277	1,639,209
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	Aaa	1.682%	(c)	06/25/20	28,668	2,828,098

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

FHLMC Multifamily Structured Pass-Through Certificates, Series K009, Class X1, IO.	Aaa	1.515%	(c)	08/25/20	$13,222	$1,140,333
FHLMC Multifamily Structured Pass-Through Certificates, Series K014, Class X1, IO.	Aaa	1.280%	(c)	04/25/21	25,917	2,165,862
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO.	Aaa	1.848%		07/01/21	2,888	322,250
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO.	Aaa	1.743%	(c)	10/25/21	1,920	206,320
FHLMC Multifamily Structured Pass-Through Certificates, Series K702, Class X1, IO.	Aaa	1.566%	(c)	02/25/18	10,936	824,943
FHLMC Multifamily Structured Pass-Through Certificates, Series K703, Class X1, IO.	Aaa	2.094%	(c)	05/25/18	14,934	1,576,255
FHLMC Multifamily Structured Pass-Through Certificates, Series K704, Class X1, IO.	Aaa	2.011%	(c)	08/25/18	11,250	1,172,064
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 4A1	BBB+(d)	5.355%	(c)	02/25/35	303	282,903
Freddie Mac REMICS, Series 2808, Class FT	Aaa	0.628%	(c)	04/15/33	2,288	2,286,617
Freddie Mac REMICS, Series 3639, Class EY	Aaa	5.000%		02/15/30	3,100	3,473,393
Freddie Mac REMICS, Series 3768, Class MB	Aaa	4.000%		12/15/39	10,732	11,370,577
Freddie Mac REMICS, Series 3806, Class CZ	Aaa	5.500%		07/15/34	9,145	10,756,175
Government National Mortgage Assoc., Series 2005-13, Class SD, IO	Aaa	6.515%	(c)	02/20/35	1,637	301,326
Government National Mortgage Assoc., Series 2005-81, Class SD, IO	Aaa	6.015%	(c)	12/20/34	2,732	310,787
Government National Mortgage Assoc., Series 2005-82, Class NS, IO	Aaa	6.015%	(c)	07/20/34	1,773	249,429
Government National Mortgage Assoc., Series 2006-47, Class SA, IO	Aaa	6.517%	(c)	08/16/36	4,413	841,518
Government National Mortgage Assoc., Series 2008-60, Class SH, IO	Aaa	5.867%	(c)	07/16/38	1,591	253,196
Government National Mortgage Assoc., Series 2009-10, Class ST, IO	Aaa	6.167%	(c)	03/16/34	1,720	185,667
Government National Mortgage Assoc., Series 2009-35, Class SP, IO	Aaa	6.117%	(c)	05/16/37	3,850	498,420
Government National Mortgage Assoc., Series 2009-45, Class AI, IO	Aaa	5.677%	(c)	04/16/39	2,479	287,501
Government National Mortgage Assoc., Series 2009-61, Class SA, IO	Aaa	6.415%	(c)	08/20/39	7,800	992,994
Government National Mortgage Assoc., Series 2009-61, Class WQ, IO.	Aaa	5.967%	(c)	11/16/35	4,679	819,841
Government National Mortgage Assoc., Series 2009-68, Class SL, IO	Aaa	6.467%	(c)	04/16/39	2,042	284,211
Government National Mortgage Assoc., Series 2009-87, Class KI, IO	Aaa	6.015%	(c)	09/20/35	1,887	234,759
Government National Mortgage Assoc., Series 2009-87, Class SI, IO	Aaa	6.465%	(c)	02/20/35	2,198	394,027
Government National Mortgage Assoc., Series 2009-87, Class TS, IO	Aaa	5.815%	(c)	07/20/35	4,253	695,640
Government National Mortgage Assoc., Series 2009-106, Class SU, IO	Aaa	5.915%	(c)	05/20/37	9,479	1,363,244
Government National Mortgage Assoc., Series 2010-3, Class MS, IO	Aaa	6.265%	(c)	11/20/38	2,670	408,997
Government National Mortgage Assoc., Series 2010-14, Class SA, IO	Aaa	7.715%	(c)	12/20/32	2,049	283,017
Government National Mortgage Assoc., Series 2010-14, Class SC, IO	Aaa	4.530%	(c)	08/20/35	4,230	572,160
Government National Mortgage Assoc., Series 2010-14, Class SH, IO	Aaa	5.717%	(c)	02/16/40	2,263	404,551

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Government National Mortgage Assoc., Series 2010-31, Class GS, IO	Aaa	6.215%	(c)	03/20/39	$2,426	$362,821
Government National Mortgage Assoc., Series 2010-39, Class SP, IO	Aaa	6.265%	(c)	11/20/38	846	112,883
Government National Mortgage Assoc., Series 2010-42, Class BS, IO	Aaa	6.195%	(c)	04/20/40	1,024	162,656
Government National Mortgage Assoc., Series 2010-47, Class AS, IO	Aaa	6.155%	(c)	04/20/40	630	89,852
Government National Mortgage Assoc., Series 2010-47, Class VS, IO	Aaa	5.967%	(c)	11/16/37	3,248	516,459
Government National Mortgage Assoc., Series 2010-47, Class XN, IO	Aaa	6.267%	(c)	04/16/34	2,867	218,403
Government National Mortgage Assoc., Series 2010-50, Class QS, IO	Aaa	6.265%	(c)	12/20/38	3,832	602,945
Government National Mortgage Assoc., Series 2010-57, Class QS, IO	Aaa	6.215%	(c)	05/20/40	1,866	294,805
Government National Mortgage Assoc., Series 2010-60, Class S, IO	Aaa	6.215%	(c)	05/20/40	5,327	848,653
Government National Mortgage Assoc., Series 2010-68, Class SD, IO	Aaa	6.295%	(c)	06/20/40	1,250	210,500
Government National Mortgage Assoc., Series 2010-69, Class SP, IO	Aaa	6.365%	(c)	06/20/38	1,600	221,341
Government National Mortgage Assoc., Series 2010-76, Class SH, IO	Aaa	6.215%	(c)	05/20/40	645	102,606
Government National Mortgage Assoc., Series 2010-85, Class HS, IO	Aaa	6.365%	(c)	01/20/40	1,946	284,409
Government National Mortgage Assoc., Series 2010-85, Class JS, IO	Aaa	6.285%	(c)	04/20/40	1,190	191,383
Government National Mortgage Assoc., Series 2010-87, Class SK, IO	Aaa	6.217%	(c)	07/16/40	5,986	846,498
Government National Mortgage Assoc., Series 2010-101, Class NI, IO	Aaa	5.000%		11/20/36	6,238	766,306
Government National Mortgage Assoc., Series 2010-107, Class SG, IO	Aaa	5.865%	(c)	02/20/38	1,731	239,864
Government National Mortgage Assoc., Series 2010-115, Class SP, IO	Aaa	5.115%	(c)	09/20/40	6,034	691,760
Government National Mortgage Assoc., Series 2010-116, Class JS, IO	Aaa	5.765%	(c)	12/20/39	14,361	2,176,843
Government National Mortgage Assoc., Series 2010-117, Class PS, IO	Aaa	5.715%	(c)	10/20/39	12,480	1,900,759
Government National Mortgage Assoc., Series 2010-160, Class SW, IO	Aaa	6.265%	(c)	10/20/38	4,590	724,896
Government National Mortgage Assoc., Series 2010-167, Class US, IO	Aaa	6.345%	(c)	11/20/38	1,970	257,079
Government National Mortgage Assoc., Series 2010-H02, Class FA	Aaa	0.939%	(c)	02/20/60	8,556	8,555,612
Government National Mortgage Assoc., Series 2010-H10, Class FC	Aaa	1.259%	(c)	05/20/60	8,663	8,800,981
Government National Mortgage Assoc., Series 2010-H11, Class FA	Aaa	1.259%	(c)	06/20/60	10,235	10,414,517
Government National Mortgage Assoc., Series 2010-H20, Class AF	Aaa	0.575%	(c)	10/20/60	17,487	17,181,448
Government National Mortgage Assoc., Series 2010-H24, Class FA	Aaa	0.595%	(c)	10/20/60	15,129	14,873,378
Government National Mortgage Assoc., Series 2011-11, Class SA, IO	Aaa	5.715%	(c)	01/20/41	3,952	555,594
Government National Mortgage Assoc., Series 2011-24, Class SB, IO	Aaa	5.715%	(c)	02/20/41	2,221	342,480

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Government National Mortgage Assoc., Series 2011-32, Class S, IO	Aaa	5.717%	(c)	03/16/41	$1,417	$196,329
Government National Mortgage Assoc., Series 2011-40, Class SA, IO	Aaa	5.847%	(c)	02/16/36	8,178	1,089,707
Government National Mortgage Assoc., Series 2011-70, Class BS, IO	Aaa	6.417%	(c)	12/16/36	4,821	762,324
Government National Mortgage Assoc., Series 2011-135, Class D	Aaa	5.000%		04/16/40	1,200	1,349,385
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	Caa3	0.494%	(c)	10/25/45	343	172,308
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	C	0.544%	(c)	04/25/36	4,992	2,146,639
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	Ca	0.524%	(c)	04/25/36	458	175,327
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	B1	0.644%	(c)	03/25/35	2,149	1,735,317
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 144A	Ba3	0.644%	(c)	09/25/35	6,238	4,869,690
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	CCC(d)	5.500%		11/25/35	2,572	2,382,079
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	CC(d)	2.763%	(c)	07/25/35	800	509,179
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	Baa3	2.755%	(c)	01/19/35	552	392,881
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A	Caa1	0.635%	(c)	01/19/35	157	82,759
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	Caa2	0.665%	(c)	01/19/35	502	220,665
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A	Caa1	1.294%	(c)	11/25/47	1,640	924,389
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	Aa2	0.744%	(c)	07/25/34	1,305	1,128,480
Homestar Mortgage Acceptance Corp., Series 2004-6, Class A3A	Aaa	0.844%	(c)	01/25/35	4,998	4,644,915
Impac Secured Assets Common Owner Trust, Series 2006-2, Class 2A1	Aaa	0.644%	(c)	08/25/36	470	417,390
Indymac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	Caa2	0.494%	(c)	10/25/36	2,102	1,131,240
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	B(d)	2.773%	(c)	08/25/35	1,400	950,530
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	CCC(d)	6.500%		01/25/36	4,192	3,988,245
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	A1	2.664%	(c)	04/21/34	3,406	3,252,775
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1, 144A	Ca	2.570%	(c)	11/25/35	5,094	2,623,719
MASTR Alternative Loans Trust, Series 2004-10, Class 5A1	B-(d)	0.744%	(c)	09/25/34	1,683	1,516,652
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 144A	Ba3	7.000%		08/25/34	2,791	2,855,420
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 144A	B2	0.644%	(c)	05/25/35	3,856	3,053,264
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 1A1	CCC(d)	2.414%	(c)	12/25/35	1,941	1,328,743
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	B2	0.445%	(c)	02/25/36	518	334,095
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	Caa2	2.017%	(c)	02/25/36	243	189,112

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

MLCC Mortgage Investors, Inc., Series 2006-1, Class 2A1	B2	1.963%	(c)	02/25/36	$807	$675,510
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	Ba1	2.786%	(c)	07/25/34	1,818	1,531,346
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	Baa3	2.664%	(c)	11/25/34	3,543	2,995,924
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	Caa2	0.994%	(c)	12/25/35	4,287	2,708,795
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	Ca	2.697%	(c)	03/25/36	4,868	2,420,198
Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 144A	Baa3	6.500%		02/25/35	3,839	3,907,856
Nomura Asset Acceptance Corp., Series 2006-AF1, Class 2A	Ca	2.755%	(c)	06/25/36	1,771	837,529
RBSGC Mortgage Pass-Through Certificates, Series 2005-A, Class 5A	Caa1	7.000%		04/25/35	4,604	3,388,890
RBSGC Mortgage Pass-Through Certificates, Series 2007-B, Class 1A4	Caa3	0.744%	(c)	01/25/37	2,490	1,233,991
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	AAA(d)	3.152%	(c)	12/26/35	2,225	2,224,681
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	Caa3	0.654%	(c)	01/25/37	658	290,775
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	Caa2	8.000%		05/25/32	221	207,455
Residential Asset Securitization Trust, Series 2007-A7, Class A3	CCC(d)	6.000%		07/25/37	3,655	2,634,433
Saco I, Inc., Series 2007-VA1, Class A, 144A	CCC(d)	8.802%	(c)	06/25/21	2,649	2,771,966
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	Baa2	0.664%	(c)	07/25/34	471	365,527
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	Baa3	2.759%	(c)	09/25/34	354	295,586
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	Baa3	0.594%	(c)	09/25/34	784	555,781
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	B3	5.500%	(c)	12/25/34	568	511,552
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	Caa2	2.503%	(c)	06/25/35	152	111,064
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	Caa2	5.534%	(c)	10/25/35	4,158	3,127,787
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4A1	CC(d)	5.415%	(c)	05/25/36	2,008	1,407,187
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	CC(d)	5.481%	(c)	05/25/36	579	416,554
Structured Asset Securities Corp., Series 2005-16, Class 1A2	Caa1	5.500%		09/25/35	1,250	1,064,334
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	B3	0.644%	(c)	03/25/35	4,776	3,684,186
Structured Asset Securities Corp., Series 2005-RF2, Class A, 144A	B2	0.644%	(c)	04/25/35	4,605	3,666,128
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 144A	B3	0.644%	(c)	06/25/35	4,680	3,496,409
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	B2	6.054%	(c)	09/25/37	3,302	3,216,745
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	CC(d)	2.741%	(c)	08/20/35	243	159,518
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6	Ba2	2.545%	(c)	02/25/33	1,817	1,601,111

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A7	A1	2.460%	(c)	09/25/33	$711	$672,330
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR11, Class A6	A2	2.475%	(c)	10/25/33	7,052	6,611,477
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	B2	0.614%	(c)	08/25/45	7,636	5,565,626
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1C3	Ca	0.784%	(c)	10/25/45	7,766	3,834,363
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5, Class A12A	Caa1	1.222%	(c)	06/25/46	641	401,530
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	Aaa	2.643%	(c)	02/25/37	1,242	820,521
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	CCC(d)	2.607%	(c)	03/25/37	1,094	818,412
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	CCC(d)	2.338%	(c)	09/25/36	753	522,151
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A	Caa3	0.958%	(c)	06/25/47	1,035	599,074
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	Caa3	1.018%	(c)	07/25/47	25,304	14,610,398
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	B-(d)	5.617%	(c)	04/25/36	349	304,716
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4	Aaa	3.667%		11/15/44	827	842,468

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $378,302,038)						368,832,573

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.2%
Federal National Mortgage Assoc., Bonds		6.625%		11/15/30	5,030	7,450,200
Federal National Mortgage Assoc., Notes		0.600%		09/12/13	7,730	7,731,538
Federal National Mortgage Assoc., Notes(a)		1.375%		11/15/16	8,730	8,807,103
Federal National Mortgage Assoc., Notes(a)		5.375%		06/12/17	19,750	23,862,464
Federal National Mortgage Assoc., Notes(a)		5.625%		07/15/37	4,730	6,491,206
Federal National Mortgage Assoc., Sr. Sub. Notes		5.250%		08/01/12	14,190	14,582,439
Federal National Mortgage Assoc., Sub. Debs.(n)		3.413%		10/09/19	5,800	4,459,417
Financing Corp. FICO, Series 1P, Debs., PO		1.747%	(s)	05/11/18	1,670	1,495,191
Financing Corp. FICO, Series 7P, Debs., PO		1.822%	(s)	08/03/18	1,290	1,144,791
Financing Corp. FICO, Series 6P, Debs., PO		1.822%	(s)	08/03/18	710	630,079
Financing Corp. FICO, Series 8P, Debs., PO		1.822%	(s)	08/03/18	680	603,456
Financing Corp. FICO, Series 11P, Debs., PO		1.673%	(s)	02/08/18	440	397,485
Financing Corp. FICO, Series 12P, Debs., PO		2.240%	(s)	12/06/18	3,500	2,999,717
Financing Corp. FICO, Series 13P, Debs., PO		1.964%	(s)	12/27/18	7,929	6,917,450
Financing Corp. FICO, Series 15P, Debs., PO		2.019%	(s)	03/07/19	2,900	2,510,559
Financing Corp. FICO, Series 19P, Debs., PO		2.066%	(s)	06/06/19	210	180,271
Financing Corp. FICO, Series B-P, Debs., PO		1.719%	(s)	04/06/18	1,340	1,203,859
Financing Corp. FICO, Series D-P, Debs., PO		1.822%	(s)	08/03/18	1,590	1,411,022
Financing Corp. FICO, Series D-P, Debs., PO		2.129%	(s)	09/26/19	5,580	4,737,370
Financing Corp. FICO, Series E-P, Debs., PO		1.904%	(s)	11/02/18	5,800	5,095,886

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $94,871,616)						102,711,503

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 31.3%
Federal Home Loan Mortgage Corp.		2.590%	(c)	07/01/36	1,858	1,960,542
Federal Home Loan Mortgage Corp.		5.000%		03/01/38	4,566	4,911,899

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	5.500%		12/01/38	$10,447	$11,349,552
Federal Home Loan Mortgage Corp.	5.500%		TBA	900	976,500
Federal Home Loan Mortgage Corp.	6.000%		11/01/39-12/01/39	41,728	46,000,995
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	2,300	2,566,398
Federal National Mortgage Assoc.	3.000%		TBA	14,400	14,870,249
Federal National Mortgage Assoc.	3.500%		TBA	39,200	40,314,750
Federal National Mortgage Assoc.	4.000%		10/01/41-11/01/41	26,730	28,113,443
Federal National Mortgage Assoc.	4.000%		TBA	77,900	81,831,520
Federal National Mortgage Assoc.	4.500%		04/01/31-10/01/41	20,797	22,206,237
Federal National Mortgage Assoc.	4.500%		TBA	27,800	29,580,938
Federal National Mortgage Assoc.	5.000%		01/01/39-06/01/41	19,306	21,056,486
Federal National Mortgage Assoc.	5.000%		TBA	13,000	14,044,064
Federal National Mortgage Assoc.	5.489%	(c)	08/01/37	226	240,898
Federal National Mortgage Assoc.	5.500%		11/01/28-07/01/41	29,985	32,767,840
Federal National Mortgage Assoc.	5.500%		TBA	37,100	40,398,420
Federal National Mortgage Assoc.	5.513%	(c)	01/01/37	181	192,710
Federal National Mortgage Assoc.	5.533%	(c)	05/01/37	209	222,749
Federal National Mortgage Assoc.	6.000%		09/01/37	2,340	2,589,820
Federal National Mortgage Assoc.	6.000%		TBA	34,600	38,097,845
Federal National Mortgage Assoc.	6.000%		TBA	59,900	65,815,128
Federal National Mortgage Assoc.	6.500%		10/01/38-06/01/40	34,309	38,375,108
Federal National Mortgage Assoc.	6.500%		TBA	16,600	18,470,093
Government National Mortgage Assoc.	1.971%	(c)	07/20/60	5,531	5,769,640
Government National Mortgage Assoc.	1.989%	(c)	09/20/60	6,491	6,743,787
Government National Mortgage Assoc.	2.016%	(c)	11/20/60	6,913	7,180,238
Government National Mortgage Assoc.	2.636%	(c)	04/20/60	9,447	10,019,906
Government National Mortgage Assoc.	3.500%		TBA	18,400	19,150,374
Government National Mortgage Assoc.	4.000%		TBA	9,700	10,404,765
Government National Mortgage Assoc.	4.500%		11/20/40-04/20/41	64,458	70,438,760
Government National Mortgage Assoc.	4.500%		TBA	1,400	1,525,344
Government National Mortgage Assoc.	5.000%		04/15/40-11/20/40	43,077	47,762,697
Government National Mortgage Assoc.	5.500%		TBA	5,500	6,166,016
Government National Mortgage Assoc.	6.000%		08/20/40	351	396,936
Government National Mortgage Assoc.	6.000%		TBA	8,200	9,281,375
Government National Mortgage Assoc.	6.000%		TBA	6,100	6,889,188
Government National Mortgage Assoc.	6.500%		10/20/37	3,623	4,127,246

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $753,973,044)					762,810,456

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bonds(a)	3.125%		11/15/41	28,450	29,805,813
U.S. Treasury Bonds	4.375%		05/15/41	3,070	4,000,115
U.S. Treasury Bonds	4.750%		02/15/41	10,000	13,781,250
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.000%		04/15/12	14,800	16,587,277
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.125%		02/15/40-02/15/41	5,310	7,440,989
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/25	6,320	9,652,548
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%		01/15/29(k)	14,330	20,163,244
U.S. Treasury Notes	0.500%		05/31/13	190	190,802
U.S. Treasury Notes	1.000%		09/30/16	8,710	8,799,818
U.S. Treasury Notes	1.375%		02/15/13	490	496,527
U.S. Treasury Notes	1.750%		10/31/18	16,790	17,280,587
U.S. Treasury Notes	3.125%		05/15/21	8,340	9,312,127

TOTAL U.S. TREASURY OBLIGATIONS (cost $126,974,777)					137,511,097

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value (Note 2)
COMMON STOCK
Oil, Gas & Consumable Fuels
SemGroup Corp. (Class A Stock)* (cost $718,531)	1,966	$51,234

PREFERRED STOCKS — 0.1%
Diversified Financial Services
Citigroup Capital XII, 0.053%	13,675	344,063
Citigroup Capital XIII, 7.875%	45,250	1,179,215

TOTAL PREFERRED STOCKS (cost $1,535,124)		1,523,278

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
SemGroup Corp., Class A Stock, expiring 11/30/14(g) (cost $0)	2,070	5,510

TOTAL LONG-TERM INVESTMENTS (cost $2,441,512,341)		2,461,696,594

	Shares
Short-term Investments — 15.9%
Affiliated Money Market Mutual Fund — 15.4%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $374,612,010; includes $77,528,695 of cashcollateral for securities on loan)(b)(w)(Note 4)	374,612,010	374,612,010

	Interest Rate	Maturity Date		Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.5%
Federal Home Loan Mortgage Corp.	0.025%	01/10/12	(k)	$5,625	5,624,979
Federal Home Loan Mortgage Corp.	0.025%	01/11/12	(k)	1,217	1,216,995
Federal Home Loan Mortgage Corp.	0.087%	01/10/12		4,173	4,172,984
Federal Home Loan Mortgage Corp.	0.091%	01/10/12	(k)	678	677,997
Federal Home Loan Mortgage Corp.	0.110%	01/12/12	(k)	259	258,999
Federal Home Loan Mortgage Corp.	0.120%	01/10/12		340	339,999
Federal Home Loan Mortgage Corp.	0.497%	02/14/12	(k)	17	17,000
Federal National Mortgage Assoc.	0.029%	01/18/12	(k)	40	40,000
Federal National Mortgage Assoc.	0.030%	01/11/12	(k)	336	335,999
Federal National Mortgage Assoc.	0.396%	02/01/12	(k)	117	116,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,801,791)					12,801,950

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Notional Amount (000)#	Value (Note 2)
OPTION PURCHASED*
Call Options
10 Year U.S. Treasury Notes,expiring 03/31/12, Strike Price $132.00 (cost $878)	$1	$797

TOTAL SHORT-TERM INVESTMENTS (cost $387,414,679)		387,414,757

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 116.8% (cost $2,828,927,020)		2,849,111,351

OPTION WRITTEN*
Put Options
90 Day Euro Dollar Futures, expiring 06/18/12, Strike Price $99.63 (premiums received $82,873)	598	(204,644)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 116.8% (cost $2,828,844,147)		2,848,906,707
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (16.8)%.		(409,387,209)

NET ASSETS — 100.0%		$2,439,519,498

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FICO	Financing Corporation
FHLMC	Federal Home Loan Mortgage Corporation
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
SLM	Student Loan Mortgage
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $75,879,910; cash collateral of $77,528,695 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $4,589,281. The aggregate value of $1,315,200 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)(1)
Long Positions:
185	90 Day Euro Dollar	Mar. 2012	$46,007,188	$45,951,688	$(55,500)
157	90 Day Euro Dollar	Sep. 2012	38,973,288	38,961,513	(11,775)
1,248	30 Year U.S. Ultra Bonds	Mar. 2012	198,707,008	199,914,000	1,206,992

					1,139,717

Short Positions:
101	90 Day Euro Dollar	Jun. 2012	25,038,688	25,071,988	(33,300)
157	90 Day Euro Dollar	Sep. 2013	38,965,437	38,939,925	25,512
1,378	2 Year U.S. Treasury Notes	Mar. 2012	303,776,220	303,913,595	(137,375)
828	5 Year U.S. Treasury Notes	Mar. 2012	101,718,047	102,057,469	(339,422)
1,396	10 Year U.S. Treasury Notes	Mar. 2012	181,721,297	183,050,500	(1,329,203)
724	30 Year U.S. Treasury Bonds	Mar. 2012	104,592,672	104,844,230	(251,578)

					(2,065,366)

					$(925,649)

(1)	Cash of $176,003 and U.S. Treasury Securities with a market value of $10,197,031 has been segregated to cover requirement for open futures contracts as of December 31, 2011.

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar, Expiring 02/16/12	Citigroup Global Markets	CAD	23,243	$22,815,663	$22,790,102	$(25,561)
Japanese Yen, Expiring 02/16/12	Citigroup Global Markets	JPY	1,205,786	15,482,296	15,678,270	195,974

				$38,297,959	$38,468,372	$170,413

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 02/16/12	Citigroup Global Markets	EUR	27,964	$38,667,319	$36,205,583	$2,461,736
Expiring 02/16/12	Mid Ohio Securities Corp.	EUR	23,746	32,775,535	30,744,929	2,030,606
Japanese Yen, Expiring 02/16/12	JPMorgan Chase	JPY	1,205,786	15,478,873	15,678,266	(199,393)

				$86,921,727	$82,628,778	$4,292,949

Total return swap agreements outstanding at December 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Bank PLC	01/12/41	$12,996	Receive fixed rate payments on IOS.FN30.450.10 Index and pay variable payments on the one month LIBOR.	$(74,630)	$(68,014)	$(6,616)

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Total return swap agreements outstanding at December 31, 2011 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Bank PLC	01/12/39	$9,435	Receive fixed rate payments on IOS.FN30.500.08 Index and pay variable payments on the one month LIBOR.	$(105,436)	$(27,168)	$(78,268)
Barclays Bank PLC	01/12/41	13,648	Receive fixed rate payments on IOS.FN30.500.10 Index and pay variable payments on the one month LIBOR.	(57,960)	(21,798)	(36,162)

				$(238,026)	$(116,980)	$(121,046)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stock	$51,234	$—	$—
Preferred Stocks	1,523,278	—	—
Warrants	—	5,510	—
Asset-Backed Securities	—	100,309,152	7,699,500
Bank Loans	—	43,741,368	—
Commercial Mortgage-Backed Securities	—	39,129,100	—
Corporate Bonds	—	799,797,633	—
Foreign Government Bonds	—	72,218,085	—
Municipal Bonds	—	13,871,781	11,484,324
Residential Mortgage-Backed Securities	—	353,959,195	14,873,378
U.S. Government Agency Obligations	—	115,513,453	—
U.S. Government Mortgage-Backed Obligations	—	733,096,885	29,713,571
U.S. Treasury Obligations	—	137,511,097	—
Affiliated Money Market Mutual Fund	374,612,010	—	—
Options Purchased	797	—	—
Options Written	(204,644)	—	—
Other Financial Instruments*
Futures	(925,649)	—	—
Foreign Forward Currency Contracts	—	4,463,362	—
Total Return Swaps	—	(121,046)	—

Total	$375,057,026	$2,413,495,575	$63,770,773

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Municipal Bonds
Balance as of 12/31/10	$1	$5,305,594	$—
Accrued discounts/premiums	—	(64,906)	39,172
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)**	(1)	(285,594)	(630,161)
Purchases	—	8,050,000	12,075,313
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(5,305,594)	—

Balance as of 12/31/11	$—	$7,699,500	$11,484,324

	Residential Mortgage-Backed Securities	U.S. Government Mortgage -Backed Securities
Balance as of 12/31/10	$48,841,381	$31,143,327
Accrued discounts/premiums	(427,311)	(1,309,361)
Realized gain (loss)	20	(104,846)
Change in unrealized appreciation (depreciation)**	(255,735)	(15,549)
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(33,284,977)	—

Balance as of 12/31/11	$14,873,378	$29,713,571

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $(1,187,039) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were one Asset-Backed Security and three Residential Mortgage-Backed Securities transferred out of Level 3 as a result of being priced by a vendor.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

U.S. Government Mortgage-Backed Obligations	31.3%
Affiliated Money Market Mutual Fund (3.2% represents investments purchased with collateral from securities on loan)	15.4
Residential Mortgage-Backed Securities	15.1
Diversified Financial Services	6.7
U.S. Treasury Obligations	5.6
U.S. Government Agency Obligations	4.7
Asset-Backed Securities	4.4
Banks	4.3
Oil, Gas & Consumable Fuels	4.3
Foreign Government Bonds	3.0
Metals & Mining	2.7
Telecommunications	1.9
Electric	1.7
Media	1.6
Commercial Mortgage-Backed Securities	1.6
Pipelines	1.5
Cable Television	1.1
Municipal Bonds	1.0
Healthcare – Services	1.0
Pharmaceuticals	0.9
Insurance	0.9
Food	0.8
Retail & Merchandising	0.7

Agriculture	0.7%
Beverages	0.6
Financial Services	0.4
Utilities	0.4
Containers & Packaging	0.3
Aerospace/Defense	0.2
Transportation	0.2
Consumer Products	0.2
Airlines	0.2
Automobiles	0.2
Media & Entertainment	0.2
Commercial Services	0.2
Advertising	0.1
Machinery & Equipment	0.1
Environmental Control	0.1
Computer Services & Software	0.1
Electronic Components & Equipment	0.1
Chemicals	0.1
Hotels, Restaurants & Leisure	0.1
Gaming	0.1

116.8
Liabilities in excess of other assets	(16.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, interest rate risk, foreign exchange risk, and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$1,232,504	*	Due to broker-variation margin	$2,158,153	*
Interest rate contracts	Unaffiliated investments	797		Written options outstanding, at value	204,644
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	4,688,316		Unrealized depreciation on foreign currency forward contracts	224,954
Equity contracts	Unaffiliated investments	5,510		Premiums received for swap agreements	116,980
Equity contracts	—	—		Unrealized depreciation on swap agreements	121,046

Total		$5,927,127			$2,825,777

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(1,350,587)	$3,219,866	$3,340,226	$(18,384,190)	$—	$(13,174,685)
Foreign exchange contracts	—	—	—	—	(2,643,503)	(2,643,503)
Credit contracts	—	—	—	158,424	—	158,424
Equity contracts	—	—	96,086	—	—	96,086

Total	$(1,350,587)	$3,219,866	$3,436,312	$(18,225,766)	$(2,643,503)	$(15,563,678)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$39,387	$(6,026,707)	$788,543	$2,715,560	$—	$(2,483,217)
Foreign exchange contracts	—	—	—	—	—	4,980,015	4,980,015
Equity contracts	(3,669)	—	—	—	(308,856)	—	(312,525)

Total	$(3,669)	$39,387	$(6,026,707)	$788,543	$2,406,704	$4,980,015	$2,184,273

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Total Return Swap Agreements(6)
$216,937	$895,880	$346,108,454	$672,876,931	$13,814,044	$87,814,657	$39,008,000	$32,000,000	$29,804,905

(1)	Cost.

(2)	Premiums Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $75,879,910:
Unaffiliated investments (cost $2,454,315,010)	$2,474,499,341
Affiliated investments (cost $374,612,010)	374,612,010
Cash	296,368
Foreign currency, at value (cost $5,275,420)	5,091,961
Deposit with broker	157,280
Receivable for investments sold.	422,000,642
Dividends and interest receivable	18,913,590
Unrealized appreciation on foreign currency forward contracts	4,688,316
Receivable for fund share sold	3,693,873
Prepaid expenses	19,456

Total Assets	3,303,972,837

LIABILITIES:
Payable for investments purchased.	780,588,327
Payable to broker for collateral for securities on loan	77,528,695
Payable for fund share repurchased	4,817,828
Advisory fees payable	453,372
Accrued expenses and other liabilities	237,480
Unrealized depreciation on foreign currency forward contracts	224,954
Written options outstanding, at value (premiums received $82,873)	204,644
Due to broker-variation margin	141,489
Unrealized depreciation on swap agreements	121,046
Premiums received for swap agreements	116,980
Shareholder servicing fees payable	18,016
Affiliated transfer agent fee payable	508

Total Liabilities	864,453,339

NET ASSETS	$2,439,519,498

Net assets were comprised of:
Paid-in capital.	$2,237,729,426
Retained earnings	201,790,072

Net assets, December 31, 2011	$2,439,519,498

Net asset value and redemption price per share, $2,439,519,498 / 227,950,366 outstanding shares of beneficial interest	$10.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$111,058,798
Affiliated dividend income	1,320,211
Affiliated income from securities lending, net	277,386

112,656,395

EXPENSES
Advisory fees	20,815,898
Shareholder servicing fees and expenses	2,973,700
Custodian and accounting fees	622,000
Trustees’ fees	39,000
Audit fees	36,000
Insurance expenses	33,000
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000

Miscellaneous	15,370
Total expenses	24,579,968
Less: shareholder servicing fee waiver	(826,482)

Net expenses	23,753,486

NET INVESTMENT INCOME	88,902,909

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	106,463,531
Futures transactions.	3,219,866
Options written transactions	3,436,312
Short sales transactions	(665,485)
Swap agreements transactions	(18,225,766)
Foreign currency transactions	(3,248,476)

90,979,982

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	(3,989,140)
Futures	(6,026,707)
Options written	788,543
Short sales	852,636
Swap agreements	2,406,704
Foreign currencies	4,506,748

(1,461,216)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	89,518,766

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$178,421,675

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$88,902,909	$80,631,951
Net realized gain on investment and foreign currency transactions	90,979,982	44,924,468
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,461,216)	59,957,544

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	178,421,675	185,513,963

DISTRIBUTIONS	(125,749,669)	(58,358,994)

FUND SHARE TRANSACTIONS:
Fund share sold [142,477,001 and 173,672,466 shares, respectively]	1,511,130,263	1,786,077,442
Fund share issued in reinvestment of distributions [12,068,106 and 5,749,655 shares, respectively]	125,749,669	58,358,994
Fund share repurchased [216,615,046 and 61,589,669 shares, respectively]	(2,299,450,110)	(641,170,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(662,570,178)	1,203,266,248

TOTAL INCREASE (DECREASE) IN NET ASSETS	(609,898,172)	1,330,421,217
NET ASSETS:
Beginning of year	3,049,417,670	1,718,996,453

End of year	$2,439,519,498	$3,049,417,670

SEE NOTES TO FINANCIAL STATEMENTS.

A188

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended,(“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2011 consisted of 64 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 18 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 Portfolio (“Bond Portfolio 2015”), AST Bond Portfolio 2016 Portfolio (“Bond Portfolio 2016”), AST Bond Portfolio 2017 Portfolio (“Bond Portfolio 2017”), AST Bond Portfolio 2018 Portfolio (“Bond Portfolio 2018”), AST Bond Portfolio 2019 Portfolio (“Bond Portfolio 2019”), AST Bond Portfolio 2020 Portfolio (“Bond Portfolio 2020”), AST Bond Portfolio 2021 Portfolio (“Bond Portfolio 2021”) and AST Bond Portfolio 2022 Portfolio (“Bond Portfolio 2022”): To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Global Real Estate Portfolio (“Global Real Estate”): Capital appreciation and income.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”): Long-term growth of capital.

AST Jennison Large-Cap Value Portfolio (“Jennison Large-Cap Value”): Capital appreciation.

AST Lord Abbett Core Fixed-Income Portfolio (“Lord Abbett Core Fixed-Income”), formerly AST Lord Abbett Bond-Debenture: Income and capital appreciation to produce a high total return.

AST Money Market Portfolio (“Money Market”): High current income and maintain high levels of liquidity.

AST Neuberger Berman Core Bond Portfolio (“Neuberger Berman Core Bond “): Maximize total return consistent with preservation of capital.

AST Prudential Core Bond Portfolio (“Prudential Core Bond”): Maximize total return consistent with the long-term preservation of capital.

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”): Long-term capital appreciation.

AST Quantitative Modeling Portfolio (“Quantitative Modeling”): High potential return while attempting to mitigate downside risk during adverse market cycles.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”): Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

2.	Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official NASDAQ closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal

B1

market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the Money Market Portfolio, which is limited to 10% of net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts

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involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios (except for Money Market) either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option.
Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few Portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios of the Trust may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security

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sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps.

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The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

Total Return Swap:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2011, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights

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entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

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Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2011, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios: Jennison Associates LLC for Jennison Large-Cap Growth and Jennison Large-Cap Value;

Lord Abbett & Co. LLC for Lord Abbett Core Fixed-Income;

Neuberger Berman Management, Inc. for Neuberger Berman Core Bond;

Prudential Investment Management, Inc. (“PIM”), for Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Global Real Estate, Money Market and Prudential Core Bond;

Quantitative Management Associates LLC (“QMA”) for QMA US Equity Alpha and Quantitative Modeling Portfolio;

Western Asset Management Company for Western Asset Core Plus Bond;

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Bond Portfolio 2015	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2016	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2017	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2018	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2019	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2020	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2021	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2022	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00	%*

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	Advisory Fees	Effective Advisory Fees	Expense Limitations
Global Real Estate	1.00%	1.00%	N/A
Jennison Large-Cap Growth.	0.90%	0.90%	1.05%
Jennison Large-Cap Value	0.75%	0.75%	0.88%
Lord Abbett Core Fixed-Income	0.80%	0.69%	N/A	#
Money Market	0.50%**	0.09%	N/A	***
Neuberger Berman Core Bond	0.70%	0.69%	N/A	##
Prudential Core Bond	0.70%	0.68%	N/A	##
QMA US Equity Alpha	1.00%	0.84%	1.00%
Quantitative Modeling	0.25%	— †	0.30	%††
Western Asset Core Plus Bond	0.70%	0.70%	N/A

†	The advisory fee amount waived exceeds the advisory fee for the current period.
††	Expense limitation is contractual through May 1, 2012.
*	Expense limitation is contractual through April 30, 2012.
**	For the year ended December 31, 2011, the Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield (without gain or loss) does not fall below 0.02%. The waiver/reimbursement is voluntary and may be modified or terminated by AST Investment Services, Inc. and PI at any time without notice. During the year ended December 31, 2011, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $12,359,200, 0.39% of the Money Market Portfolio’s average daily net assets.

In addition to the voluntary expense limitation of the Money Market Portfolio listed above, the Investment Manager contractually waived 0.01% of its investment management fees for the Portfolio through May 31, 2011.

*** Expense limitation is noted in the table below:

	January 1, 2011 – June 30, 2011 Expense Limitation	Effective July 1, 2011 Expense Limitation
Money Market	0.56%	N/A

# The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

First $500 million	Next $500 million	In Excess of $1 billion
0.70%	0.675%	0.65%

## The Investment Manager has contractually agreed to waive a portion of its advisory fees as follows:

	First $500 million	Next $500 million	In Excess of $1 billion
Newberger Berman Core Bond	0.00%	0.025%	0.05%
Prudential Core Bond	0.00%	0.025%	0.05%

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios 3 pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Through June 30, 2011, the Investment Manager had voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver). Effective July 1, 2011, the Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average

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daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million(0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2011, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM
Bond Portfolio 2017	$11,264
Bond Portfolio 2021	18,376
Global Real Estate	15,084
Jennison Large-Cap Growth	50,186
Jennison Large-Cap Value	25,652
Lord Abbett Core Fixed-Income	69,623
Neuberger Berman Core Bond	345
Prudential Core Bond	19,522
Western Asset Core Plus Bond	82,752

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2011, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2015	$65,344,597	$76,393,259
Bond Portfolio 2016	87,423,516	62,526,999
Bond Portfolio 2017	398,427,524	247,409,705
Bond Portfolio 2018	576,970,961	319,361,273
Bond Portfolio 2019	35,872,715	29,779,790
Bond Portfolio 2020	39,086,373	82,989,084
Bond Portfolio 2021	526,880,796	292,499,967
Bond Portfolio 2022	455,214,898	300,061,727
Global Real Estate	201,769,255	232,352,277
Jennison Large-Cap Growth	1,653,340,848	1,083,692,526
Jennison Large-Cap Value	1,022,767,678	979,351,189
Lord Abbett Core Fixed-Income	6,503,167,740	5,106,854,308
Neuberger Berman Core Bond	878,882,457	263,213,736
Prudential Core Bond	2,277,233,014	1,346,337,274
QMA US Equity Alpha	682,328,493	716,876,392
Quantitative Modeling	201,803,635	115,455,161
Western Asset Core Plus Bond	16,966,859,174	17,480,644,427

B9

A summary of cost of purchases and proceeds of shares of affiliated mutual funds, other than short-term investments, for the period ended December 31, 2011 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Quantitative Modeling
BlackRock Value	$—	$9,407,452	$4,090,841	$3,292	$5,226,358
Federated Aggressive Growth	—	730,587	378,690	180	314,857
Goldman Sachs Concentrated Growth	—	7,657,250	5,523,402	642	2,035,340
Goldman Sachs Large Cap Value	—	3,140,145	1,347,130	—	1,744,385
Goldmans Sachs Mid-Cap Growth	—	547,979	288,454	1,404	252,285
Goldmans Sachs Small-Cap Value	—	467,370	227,490	121	237,811
High Yield	—	1,917,101	843,317	4,936	1,082,980
International Growth	—	8,208,864	3,601,829	2,673	4,246,819
International Value	—	8,266,418	3,574,245	5,648	4,254,768
Investment Grade Bond	—	70,919,792	54,754,112	390,564	16,211,070
Jennison Large Cap Growth	—	8,784,308	3,489,616	—	5,083,451
Jennison Large Cap Value	—	4,800,797	2,056,595	1,964	2,614,888
Large-Cap Value	—	14,209,771	6,233,374	10,463	7,841,676
Lord Abbett Core Fixed Income	—	4,006,688	1,725,664	2,527	2,322,510
Marsico Capital Growth	—	9,184,640	3,962,953	1,262	5,076,441
MFS Growth	—	5,563,959	2,424,288	934	3,047,387
Mid-Cap Value	—	975,289	416,602	297	538,477
Money Market	—	716,640	408,633	—	308,007
Neuberger Berman Core Bond	—	2,245,156	710,363	—	1,548,445
Neuberger Berman Mid-Cap Growth	—	669,067	280,467	—	374,805
Parametrics Emerging Markets Equity	—	2,548,977	1,023,207	512	1,375,858
PIMCO Limited Maturity	—	590,305	275,980	806	315,495
PIMCO Total Return Bond	—	14,107,798	8,657,485	50,185	5,430,159
Prudential Core Bond	—	4,503,524	1,425,625	—	3,106,721
Small-Cap Growth	—	946,019	446,163	—	470,513
Small-Cap Value	—	1,222,223	634,870	453	551,489
T. Rowe Price Large Cap Growth	—	8,279,844	2,995,828	—	5,083,450
T. Rowe Price Natural Resources	—	834,112	361,956	210	432,786
Western Asset Core Plus Bond	—	6,351,560	3,295,982	15,148	3,103,626

	$—	$201,803,635	$115,455,161	$494,221	$84,232,857

Written options transactions, during the year ended December 31, 2011, were as follows:

	Western Asset Core Plus Bond
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	2,974,000	$743,523
Written options	171,916,000	5,127,540
Expired options	(168,656,000)	(2,600,870)
Closed options	(5,636,000)	(3,187,320)

Balance at end of year	598,000	$82,873

6.	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

B10

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies, were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Portfolios pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Portfolios had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2011
Bond Portfolio 2015	$132,500	1.46%	2	—
Bond Portfolio 2016	355,000	1.49%	5	—
Bond Portfolio 2017	4,841,000	1.46%	1	—
Bond Portfolio 2020	1,590,000	1.50%	17	—
Bond Portfolio 2021	1,190,000	1.48%	2	—
Global Real Estate	15,622,980	1.47%	20	—
Jennison Large-Cap Growth	29,112,000	1.49%	8	—
Jennison Large-Cap Value.	16,258,000	1.49%	7	—
Lord Abbett Core Fixed-Income	8,153,250	1.51%	8	—
QMA US Equity Alpha	6,324,444	1.46%	9	—
Quantitative Modeling	432,000	1.49%	6	—

The following Portfolios paid interest to the custodian for temporary overdrawn balances during the year ended December 31, 2011:

	Average Balance	Average Interest Rate
Jennison Large-Cap Growth	$3,872,414	2.08%
Jennison Large-Cap Value	1,983,817	2.08%

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of of December 31, 2011, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate

B11

a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not yet been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not yet been determined.

B12

Financial Highlights

	AST Bond Portfolio 2015
	Year Ended December 31,			January 28, 2008(c) through December 31, 2008(d)
	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.96	$11.39	$11.49	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.21	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.47	0.89	(0.14)	1.37

Total from investment operations	0.68	1.05	(0.05)	1.49

Less Distributions:	(2.98)	(0.48)	(0.05)	—

Net Asset Value, end of period	$9.66	$11.96	$11.39	$11.49

Total Return(a)	6.40%	9.38%	(0.38)%	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$115.4	$134.1	$189.0	$221.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.83%	0.81%	0.90	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.83%	0.81%	0.90	%(e)
Net investment income	2.03%	1.02%	0.71%	1.27	%(e)
Portfolio turnover rate	292%	181%	303%	1433	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2016
	Year Ended December 31,		January 2, 2009(c) through December 31, 2009
	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.56	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.04	0.21	—	(e)
Net realized and unrealized gain (loss) on investments	0.82	0.80	(0.45)

Total from investment operations	0.86	1.01	(0.45)

Less Distributions:	(2.94)	—	—

Net Asset Value, end of period	$8.48	$10.56	$9.55

Total Return(a)	9.64%	10.58%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$104.9	$43.0	$28.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	0.93%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.93%	1.74	%(f)
Net investment income (loss)	0.42%	1.04%	(0.09	)%(f)
Portfolio turnover rate	368%	615%	455	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2017
	Year Ended December 31, 2011(d)	January 4, 2010(c) through December 31, 2010(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.96	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.09
Net realized and unrealized gain on investments.	1.12	0.87

Total from investment operations	1.21	0.96

Less Distributions:	(0.56)	—

Net Asset Value, end of period	$11.61	$10.96

Total Return(a)	11.41%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$508.2	$177.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.88	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.80%	0.88	%(e)
Net investment income	0.76%	0.85	%(e)
Portfolio turnover rate	462%	695	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2018
	Year Ended December 31,			January 28, 2008(c) through December 31, 2008
	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.91	$11.16	$12.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.16	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.39	1.07	(0.83)	2.19

Total from investment operations	1.48	1.23	(0.75)	2.23

Less Distributions:	(1.54)	(0.48)	(0.32)	—

Net Asset Value, end of period	$11.85	$11.91	$11.16	$12.23

Total Return(a)	13.58%	11.19%	(5.97)%	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$682.9	$100.7	$150.7	$166.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.87%	0.83%	0.98	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.87%	0.83%	0.98	%(e)
Net investment income	0.75%	0.95%	0.69%	1.04	%(e)
Portfolio turnover rate	495%	208%	392%	701	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2019
	Year Ended December 31,			January 28, 2008(c) through December 31, 2008(d)
	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.86	$11.32	$12.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.16	0.09	0.08	0.09
Net realized and unrealized gain (loss) on investments	1.47	1.18	(1.03)	2.22

Total from investment operations	1.63	1.27	(0.95)	2.31

Less Distributions:	(2.41)	(0.73)	(0.04)	—

Net Asset Value, end of period	$11.08	$11.86	$11.32	$12.31

Total Return(a)	15.97%	11.36%	(7.70)%	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$56.6	$88.2	$103.6	$124.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.88%	0.86%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.95%	0.88%	0.86%	1.08	%(e)
Net investment income	1.44%	0.62%	0.64%	0.95	%(e)
Portfolio turnover rate	252%	222%	399%	779	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2020
	Year Ended December 31,		January 2, 2009(c) through December 31, 2009
	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.01	$8.95	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.07	—	(e)
Net realized and unrealized gain (loss) on investments	1.57	0.99	(1.05)

Total from investment operations	1.69	1.06	(1.05)

Less Distributions:	(1.44)	—	—

Net Asset Value, end of period	$10.26	$10.01	$8.95

Total Return(a)	18.67%	11.84%	(10.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$24.8	$106.7	$8.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	0.96%	0.89%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.89%	2.59	%(f)
Net investment income (loss)	1.26%	0.66%	(0.06	)%(f)
Portfolio turnover rate	306%	854%	433	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2021
	Year Ended December 31, 2011(d)	January 4, 2010(c) through December 31, 2010(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.21	$10.00

Income From Investment Operations:
Net investment income	0.10	0.08
Net realized and unrealized gain on investments	2.17	1.13

Total from investment operations	2.27	1.21

Less Distributions:	(0.01)	—

Net Asset Value, end of period	$13.47	$11.21

Total Return(a)	20.30%	12.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$652.7	$168.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	1.03	%(e)
Net investment income	0.83%	0.82	%(e)
Portfolio turnover rate	428%	863	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2022
	January 3, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	2.23

Total from investment operations	2.24

Net Asset Value, end of period	$12.24

Total Return(a)	22.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.90	%(d)
Net investment income	0.13	%(d)
Portfolio turnover rate	585	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Global Real Estate Portfolio
	Year Ended December 31,			May 1, 2008(c) through December 31, 2008
	2011	2010(d)	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.13	$6.89	$5.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.16	0.17	0.14	0.13
Net realized and unrealized gain (loss) on investments	(0.56)	1.19	1.66	(4.90)

Total from investment operations	(0.40)	1.36	1.80	(4.77)

Less Distributions:	(0.16)	(0.12)	(0.14)	—

Net Asset Value, end of period	$7.57	$8.13	$6.89	$5.23

Total Return(a)	(5.04)%	20.20%	35.10%	(47.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$321.7	$380.1	$244.7	$166.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.18%	1.19%	1.23%	1.27	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.18%	1.19%	1.23%	1.27	%(e)
Net investment income	2.00%	2.89%	2.64%	2.79	%(e)
Portfolio turnover rate	55%	37%	59%	66	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,		September 25, 2009(c) through December 31, 2009
	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.10	$10.87	$10.00

Income (Loss) From Investment Operations:
Net investment loss.	(0.01)	(0.01)	—	(d)
Net realized and unrealized gain on investments	0.09	1.24	0.87

Total from investment operations	0.08	1.23	0.87

Net Asset Value, end of period	$12.18	$12.10	$10.87

Total Return(a)	0.66%	11.32%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,483.2	$937.6	$419.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.02%	1.05	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.08	%(e)
Net investment loss	(0.17)%	(0.09)%	(0.10	)%(e)
Portfolio turnover rate	85%	66%	23	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Jennison Large-Cap Value Portfolio
	Year Ended December 31,		September 25, 2009(c) through December 31, 2009
	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.96	$10.55	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.05	0.05	0.01
Net realized and unrealized gain (loss) on investments	(0.75)	1.39	0.54

Total from investment operations	(0.70)	1.44	0.55

Less Distributions:	(0.07)	(0.03)	—

Net Asset Value, end of period	$11.19	$11.96	$10.55

Total Return(a)	(5.87)%	13.72%	5.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$783.5	$864.0	$358.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.86%	0.87%	0.88	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.94	%(d)
Net investment income	0.49%	0.55%	0.26	%(d)
Portfolio turnover rate	107%	52%	13	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Lord Abbett Core Fixed Income Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.43	$9.87	$7.92	$11.59	$11.67

Income (Loss) From Investment Operations:
Net investment income	0.24	0.62	0.49	0.72	0.84
Net realized and unrealized gain (loss) on investments	0.81	0.63	2.16	(3.13)	(0.13)

Total from investment operations	1.05	1.25	2.65	(2.41)	0.71

Less Distributions:	(0.18)	(0.69)	(0.70)	(1.26)	(0.79)

Net Asset Value, end of year	$11.30	$10.43	$9.87	$7.92	$11.59

Total Return(a)	10.17%	13.41%	34.77%	(23.35)%	6.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,951.6	$424.0	$441.2	$278.0	$513.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.96%	0.96%	0.93%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.93%	0.96%	0.96%	0.95%	0.91%
Net investment income	2.15%	6.12%	6.74%	6.93%	5.73%
Portfolio turnover rate	696%	55%	48%	30%	49%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Money Market Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income	— (b)	— (b)	— (b)	0.02	0.05

Less Distributions:	— (b)	— (b)	— (b)	(0.02)	(0.05)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.02%	0.03%	0.25%	2.51%	4.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,717.2	$3,217.9	$2,821.0	$2,906.4	$1,969.2
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.18%	0.26%	0.45%	0.56%	0.56%
Expenses Before Waivers and/or Expense Reimbursement	0.62%	0.62%	0.62%	0.59%	0.59%
Net investment income	0.02%	0.02%	0.24%	2.44%	4.79%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

	AST Neuberger Berman Core Bond Portfolio
	October 17, 2011(c) through December 31, 2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.03
Net realized and unrealized gain (loss) on investments	0.10

Total from investment operations	0.13

Net Asset Value, end of period	$10.13

Total Return(a)	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$894.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.87	%(e)
Net investment income	1.51	%(e)
Portfolio turnover rate	51	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Prudential Core Bond Portfolio
	October 17, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	0.12

Total from investment operations	0.14

Net Asset Value, end of period	$10.14

Total Return(a)	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.84	%(d)
Net investment income	1.38	%(d)
Portfolio turnover rate	309	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2011		2010		2009		2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.24		$9.84		$8.23		$13.70		$13.63

Income (Loss) From Investment Operations:
Net investment income	0.10		0.08		0.06		0.15		0.19
Net realized and unrealized gain (loss) on investments	0.29		1.39		1.71		(5.36)		0.09

Total from investment operations	0.39		1.47		1.77		(5.21)		0.28

Less Distributions:	(0.08)		(0.07)		(0.16)		(0.26)		(0.21)

Net Asset Value, end of year	$11.55		$11.24		$9.84		$8.23		$13.70

Total Return(a)	3.46%		15.05%		21.82%		(38.72)%		2.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$305.2		$339.7		$277.7		$198.2		$370.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.49	%(d)	1.57	%(d)	1.80	%(d)	1.41	%(d)	0.72%
Expenses Before Waivers and/or Expense Reimbursement	1.66	%(d)	1.66	%(d)	1.80	%(d)	1.41	%(d)	0.72%
Net investment income	0.81%		0.83%		0.89%		1.37%		1.33%
Portfolio turnover rate	128%		89%		96%		189%		29%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.49%, 0.49%, 0.60% and 0.38% for the years December 31, 2011, 2010, 2009 and 2008, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Quantitative Modeling Portfolio
	May 2, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	(1.01)

Total from investment operations	(1.00)

Net Asset Value, end of period	$9.00

Total Return(a)	(10.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.30	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.55	%(d)
Net investment income	0.22	%(d)
Portfolio turnover rate	264	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,				November 20, 2007(c) through December 31, 2007(d)
	2011(d)	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.51	$9.98	$9.45	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.32	0.32	0.36	0.51	0.03
Net realized and unrealized gain (loss) on investments	0.30	0.45	0.71	(1.04)	(0.03)

Total from investment operations	0.62	0.77	1.07	(0.53)	—

Less Distributions:	(0.43)	(0.24)	(0.54)	(0.02)	—

Net Asset Value, end of period	$10.70	$10.51	$9.98	$9.45	$10.00

Total Return(a)	6.02%	7.80%	11.75%	(5.31)%	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,439.5	$3,049.4	$1,719.0	$772.9	$692.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.80%	0.82%	0.82%	0.91	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.83%	0.83%	0.82%	0.91	%(e)
Net investment income	2.99%	3.11%	3.66%	4.57%	4.54	%(e)
Portfolio turnover rate	572%	612%	334%	645%	5	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Bond Portfolio 2015 Portfolio, AST Bond Portfolio 2016 Portfolio, AST Bond Portfolio 2017 Portfolio, AST Bond Portfolio 2018 Portfolio, AST Bond Portfolio 2019 Portfolio, AST Bond Portfolio 2020 Portfolio, AST Bond Portfolio 2021 Portfolio, AST Bond Portfolio 2022, AST Global Real Estate Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Jennison Large-Cap Value Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Money Market Portfolio, AST Neuberger Berman Core Bond Portfolio, AST Prudential Core Bond Portfolio, AST QMA U.S. Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, and AST Western Asset Core Plus Bond Portfolio, (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2012

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (44) No. of Portfolios Overseen: 84	Senior Vice President and Chief Financial Officer (Since 2007) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Saul K. Fenster, Ph.D. (78) No. of Portfolios Overseen: 84	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Formerly Director (2000-2006) of IDT Corporation.
Delayne Dedrick Gold (73) No. of Portfolios Overseen: 84	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
W. Scott McDonald, Jr., Ph.D. (74) No. of Portfolios Overseen: 84	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None
Thomas T. Mooney (70) No. of Portfolios Overseen: 84	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007) formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien (61) No. of Portfolios Overseen: 84	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Director (since April 2008) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (76) No. of Portfolios Overseen: 84	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen Pelletier (58) No. of Portfolios Overseen: 84	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None
Robert F. Gunia (65) No. of Portfolios Overseen: 84	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (46) Number of Portfolios Overseen: 84	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Timothy S. Cronin, 2009; Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (55) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E3

Board Consideration of Advisory Agreements: AST Neuberger Berman Core Bond Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

The Board of Advanced Series Trust (the “Trust”) consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The Board is responsible for the oversight of the Trust and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

As required by the 1940 Act, the Board considered a proposed management agreement with Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) and a proposed subadvisory agreement with Neuberger Berman Fixed Income LLC (“Neuberger Berman” or the “Subadviser”), with respect to the AST Neuberger Berman Core Bond Portfolio (the “Portfolio”) prior to the Portfolio’s commencement of operations. The Board, including all of the Independent Trustees, met on March 2-3, 2011 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Portfolio.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Manager and the Subadviser; any relevant comparable performance information; the fees proposed to be paid by the Portfolio to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on March 2-3, 2011. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Portfolio.

The Trustees determined that the overall arrangements between the Portfolio and the Manager, which will serve as the Portfolio’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Portfolio’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the June 23-25, 2010 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended management agreement covering the Portfolio would be similar in nature to those provided under the existing management agreement.

With respect to Neuberger Berman, the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the new subadvisory agreement. The Board considered, among other things, the background and experience of the portfolio managers for Neuberger Berman. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Neuberger Berman. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) regarding

Neuberger Berman. The Board concluded that with respect to Neuberger Berman, based on the nature of the proposed services to be rendered and the background information that it reviewed about Neuberger Berman, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Neuberger Berman.

Performance

Because the Portfolio had not yet commenced operations, no investment performance for the Portfolio existed for Board review. The Board, however, received and considered information regarding Neuberger Berman’s investment performance in pooled investment vehicles that use investment strategies similar to the ones used by the Portfolio. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed contractual management fee of 0.70% of the Portfolio’s average daily net assets and the Manager’s proposed contractual management fee waiver that would result in a management fee equal to 0.70% of the Portfolio’s first $500 million of average daily net assets, 0.675% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio’s average daily net assets in excess of $1 billion to be paid by the Fund to the Manager. The Board considered that the proposed contractual management fee waiver would last until May 1, 2014. The Board also considered the proposed subadvisory fees of 0.18% of the Portfolio’s first $350 million of average daily net assets, 0.13% of the Portfolio’s average daily net assets between $350 million and $1 billion, and 0.11% of average daily net assets in excess of $1 billion to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Portfolio’s proposed contractual management fee rate, the net management fee rate after application of the above described contractual fee waiver and the total expenses to the Lipper Universe. Based on the foregoing, the Board concluded that the proposed fees were reasonable.

Profitability

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Portfolio to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Portfolios of the Funds, which are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with the annual renewal of advisory and subadvisory agreements.

***

After full consideration of these factors, the Board concluded that the approval of the investment advisory and subadvisory agreements was in the interests of the Portfolio.

Board Consideration of Advisory Agreements: AST Prudential Core Bond Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

The Board of Advanced Series Trust (the “Trust”) consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The Board is responsible for the oversight of the Trust and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

As required by the 1940 Act, the Board considered a proposed management agreement with Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) and a proposed subadvisory agreement with Prudential Investment Management, Inc. (“PIM” or the “Subadviser”), with respect to the AST Prudential Core Bond Portfolio (the “Portfolio”) prior to the Portfolio’s commencement of operations. The Board, including all of the Independent Trustees, met on March 2-3, 2011 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interest of the Portfolio.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Manager and the Subadviser; any relevant comparable performance information; the fees proposed to be paid by the Portfolio to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on March 2-3, 2011. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Portfolio.

The Trustees determined that the overall arrangements between the Portfolio and the Manager, which will serve as the Portfolio’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Portfolio’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the June 23-25, 2010 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended management agreement covering the Portfolio would be similar in nature to those provided under the existing management agreement.

With respect to PIM, the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the new subadvisory agreement. The Manager also noted that PIM currently subadvises several other portfolio of the Trust. The Board considered, among other things, the background and experience of the portfolio managers for PIM. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIM in connection with the renewal of the relevant subadvisory agreements for the other Trust portfolios at the June 23-25, 2010 meetings. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding PIM. The Board concluded that with respect to PIM, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIM, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by PIM.

Performance

Because the Portfolio had not yet commenced operations, no investment performance for the Portfolio existed for Board review. The Board, however, received and considered information regarding PIM’s investment performance in pooled investment vehicles that use investment strategies similar to the ones used by the Portfolio. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed contractual management fee of 0.70% of the Portfolio’s average daily net assets and the Manager’s proposed contractual management fee waiver that would result in a management fee equal to 0.70% of the Portfolio’s first $500 million of average daily net assets, 0.675% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio’s average daily net assets over $1 billion to be paid by the Portfolio to the Manager. The Board considered that the proposed contractual management fee waiver would last until May 1, 2014. The Board also considered the proposed subadvisory fees of 0.15% of the Portfolio’s first $500 million of average daily net assets, 0.14% of the Portfolio’s average daily net assets between $500 million and $1 billion and 0.12% of the Portfolio’s average daily net assets in excess of $1 billion to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Portfolio’s proposed contractual management fee rate, the net management fee rate after application of the above described contractual fee waiver and the total expenses to the funds in the Lipper Universe. Based on the foregoing, the Board concluded that the proposed fees were reasonable.

Profitability

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Portfolio to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager and the Subadviser were similar to benefits derived by the Manager and the Subadviser in connection with their management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with the annual renewal of advisory and subadvisory agreements.

***

After full consideration of these factors, the Board concluded that the approval of the investment advisory and subadvisory agreements was in the interests of the Portfolio.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID DWIGHT, IL PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To learn more about Prudential Financial, go to www.prudential.com, or scan the code below.

0219081-00002-00    AST-AR-B

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2011

This report is one of several that provides financial information about certain investment choices available under variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call (888)778-2888, and owners of variable life insurance contracts should call (800)778-2255 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone numbers referenced above, for variable annuity and variable life insurance contract owners.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2011

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST American Century Income & Growth Portfolio	A1
	AST BlackRock Global Strategies Portfolio	A7
	AST BlackRock Value Portfolio	A30
	AST Cohen & Steers Realty Portfolio	A35
	AST Federated Aggressive Growth Portfolio	A38
	AST Goldman Sachs Concentrated Growth Portfolio	A44
	AST Goldman Sachs Large-Cap Value	A47
	AST Goldman Sachs Mid-Cap Growth Portfolio	A51
	AST Goldman Sachs Small-Cap Value Portfolio	A55
	AST High Yield Portfolio	A61
	AST International Growth Portfolio	A87
	AST International Value Portfolio	A93
	AST JPMorgan International Equity Portfolio	A101
	AST Large-Cap Value Portfolio	A105
	AST Marsico Capital Growth Portfolio	A109
	AST MFS Global Equity Portfolio	A112
	AST MFS Growth Portfolio	A116
	AST Mid-Cap Value Portfolio	A120
	AST Neuberger Berman Mid-Cap Growth Portfolio	A124
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A128
	AST Parametric Emerging Markets Equity Portfolio	A133
	AST Small Cap Growth Portfolio	A152
	AST Small Cap Value Portfolio	A156
	AST T. Rowe Price Equity Income Portfolio	A167
	AST T. Rowe Price Global Bond Portfolio	A172
	AST T. Rowe Price Large-Cap Growth Portfolio	A198
	AST T. Rowe Price Natural Resources Portfolio	A202
	AST Wellington Management Hedged Equity Portfolio	A206

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2011

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

Advanced Series Trust	January 31, 2012

PRESIDENT

STEPHEN PELLETIER

Advanced Series Trust, American Century Income & Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.57%	-1.97%	2.55%
Russell 1000® Index	1.50	-0.02	3.34
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST American Century Income & Growth Portfolio returned 3.57%.

The Portfolio is subadvised by American Century Investment Management, Inc. and its investment objective is capital growth and, secondarily, income. It invests primarily in U.S. companies with capitalizations (the market value of all outstanding stock) greater than $2 billion, using a quantitative model that combines measures of a stock’s value with measures of its growth potential.

Despite significant volatility, the U.S. stock market delivered modestly positive returns. Stocks rallied through the first four months of the year as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. After peaking in late April, however, stocks reversed course due to evidence of a slowdown in economic activity and a worsening sovereign debt crisis. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt during the summer weighed on investor confidence, leading to an accelerating market decline in the third quarter of the year. Stocks rebounded sharply during the last three months of the year thanks to positive economic signals and signs of progress in Europe. For the full year, the broad equity indexes were slightly in the black.

The Portfolio’s outperformance of the S&P 500 Index (the Index) was driven primarily by stock selection, particularly in the healthcare and financials sectors. The health sector outperformance resulted primarily from stock selection among healthcare providers and biotechnology firms, including positions in managed care provider Humana and biotechnology company Biogen Idec. In the financials sector (the worst-performing sector in the index), an underweight in diversified financial services firms and stock choices among commercial banks added the most value, particularly limiting the Portfolio’s exposure to Bank of America.

On the downside, the Portfolio’s holdings in the information technology and industrials sectors underperformed respective Index sector averages. In the information technology sector, stock selection among IT services providers and an overweight in electronic equipment manufacturers hurt performance, while aerospace and defense companies had the largest negative impact in the industrials sector. Individual detractors included Freeport McMoRan Copper & Gold, electronic components maker Vishay Intertechnology, and asset manager Legg Mason.

The Portfolio periodically employs S&P 500 Index futures (a form of derivative security). These had little to no material impact on results relative to the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, BlackRock Global Strategies Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	Since Inception
Portfolio	-7.30%
Blended Index	-5.44
S&P 500 Index	-6.38

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

From its inception on April 29, 2011 until the reporting period ended December 31, 2011, the AST BlackRock Global Strategies Portfolio declined by 7.30%.

The investment objective of the Portfolio is a high total return consistent with a moderate level of risk. The Portfolio is subadvised by BlackRock Investment Management, LLC.

The Portfolio takes direct holdings in a wide range of equities and fixed income securities. Additionally, approximately 35% of the Portfolio’s assets are held in a Tactical Asset Allocation segment, which had exposures to REITS, emerging-markets debt, commodities, and high-dividend-paying equities, as well as swaps and equity futures. This tactical segment, when combined with the rest of the Portfolio, results in an aggregate portfolio positioned to take advantage of attractive opportunities around the globe while also having the flexibility to tactically change exposures in response to changes in the economic environment.

2011 was a frustrating, volatile, and disappointing year for most investors. Entering 2011, investor expectations focused on a continuation of the global economic recovery from the Great Recession of 2009 despite ongoing deleveraging as well as debt and credit concerns. The first shock to financial markets was the social and political upheavals across the Middle East/North Africa region, resulting in soaring prices of oil. That was quickly followed by a devastating earthquake, tsunami, and nuclear power crisis in Japan that dampened Japanese and global growth in a variety of ways.

As the debt crisis in Europe unfolded, it became increasingly clear that an underlying problem was the monetary union lacked sufficient fiscal unity. Establishing greater fiscal union resulted in austerity policies that have exacerbated default risks, in part due to their slowing effect on economic growth. Additionally, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat.

In the United States, economic growth weakened during the year, although some pickup occurred in the fourth quarter. Political gridlock reached new heights in Washington, DC with respect to fiscal policy, further damaging corporate and consumer confidence.

Overall, unprecedented volatility and rising correlations in markets discouraged traders and investors alike in 2011. The “risk-on, risk-off” alternation occurred frequently, with “risk-off” assets winning for the year. The US equity market was a notable outperformer finishing the year about flat, while emerging and European equities posted double-digit percentage declines.

At a broad asset allocation level, fixed income outperformed global equities in 2011. The BlackRock’s equity portfolio managers underperformed during the period. While large cap core returns were positive relative to the equity component of the benchmark, global equities underperformed, declining relative to the MSCI AC World Index. Fixed Income allocations showed mixed performance over the period, with the high yield segment underperforming the Barclay’s Aggregate Index, with inflation-linked and longer duration credit and treasury positions outperforming.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World Index (GD) (40%) Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays Capital U.S. Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Barclays Capital U.S. High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trusts, and Dow Jones UBS Commodity Total Return Index (5%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, BlackRock Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.49%	-3.44%	3.53%
Russell 1000® Value Index	0.39	-2.64	3.89
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST BlackRock Value Portfolio declined by 0.49%.

The investment objective of the Portfolio is maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio is subadvised by BlackRock Investment Management, LLC.

The annual reporting period was challenging as markets were volatile against a backdrop of consumer worry regarding the U.S. and global economies. The year began well as strong first-quarter corporate earnings rallied markets and the U.S. consumer was resilient despite rising oil prices. However in May and June, markets posted negative returns amid fears that China’s growth could be slowing. The European debt crisis, specifically in Greece, negatively affected markets. Despite positive second quarter earnings reports from many U.S. corporations, the majority of U.S. indexes continued to post negative returns.

Also, uncertainty surrounding the resolution of the U.S. debt ceiling caused worry among investors that triggered an equity sell-off in August. Markets rallied in October when news of a possible resolution to the European crisis was announced and U.S. corporate earnings came in largely ahead of expectations. This rally continued into November and December with the majority of U.S. indexes ending the year with flat performance, having gained back some of the losses sustained earlier in the reporting period.

Sector allocation delivered most of the outperformance during the period. The Portfolio’s overweight in the healthcare and consumer discretionary sectors and underweight in financials benefited performance during the year. Stock selection within information technology and healthcare also contributed to the returns for the year. Within information technology, semiconductor companies like Novellus Systems and National Semiconductor helped performance. Within healthcare, overweight holdings of service providers including UnitedHealth Group and Humana added to performance. On the negative side, an underweight to utilities and exposure to wireless telecommunications companies hurt performance during the period.

The Portfolio benefited from stock selection in telecommunication services. In financials, commercial bank holdings and an underweight to capital markets had a positive impact on relative performance. Individual holdings making notable contributions to performance included Motorola Mobility Holdings, Inc., International Business Machines, and Exxon Mobil. Additionally, underweight holdings in Bank of America and Goldman Sachs Group Inc. proved advantageous.

Stock selection among energy stocks detracted from performance. In the materials sector, metals and mining holdings hindered returns, as did holdings of semiconductors and electronic equipment, and instruments & components companies in information technology. Lastly, an underweight in electric utilities and a lack of tobacco holdings had a negative impact on relative returns. Individual detractors included United States Steel, Corning, Peabody Energy, MetLife, and Alcoa Inc.

The Portfolio no longer holds positions in Morgan Stanley, Hewlett-Packard Co., Sprint Nextel Corp., Kraft Foods, Bank of New York Mellon Corp., Fluor, Intel, Raytheon, Northrop Grumman, Qwest Communications, Bank of America, United States Steel, and Bristol Myers Squibb.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Cohen & Steers Realty Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	6.59%	-1.21%	11.14%
FTSE NAREIT Equity REIT Index	8.28	-1.42	10.20
Wilshire US REIT Total Return Index	9.24	-1.96	10.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Cohen & Steers Realty Portfolio returned 6.59%.

The Portfolio is subadvised by Cohen & Steers Capital Management, Inc. and its investment objective is to maximize total return through investment in real estate investment trust securities (REITs).

Aided by a steady improvement in real estate fundamentals and declining financing costs, U.S. real estate securities advanced despite the poor economic environment, significantly outperforming the broader stock market. However, REITs were affected by the market volatility in August as investors reacted to signs that global growth was slowing. While REITs struggled into September, fourth-quarter returns were large enough to end the year with a gain.

Performance varied widely by property type. The self storage sector benefited from accelerating cash flow, while apartment building owners were aided by improving employment trends for young people. The gain in regional malls was driven by owners of high-quality malls and outlet centers in desirable locations, while certain lower-quality mall owners struggled; this performance reflected a wider sector trend in which companies with the better assets and stronger balance sheets outperformed their peers. The office sector was restrained by declines in companies focused on suburban properties, where demand has been lackluster.

The Portfolio was ahead of its benchmark Index, the FTSE NAREIT Equity REIT Index, through July, but lost ground in August due to an emphasis on companies sensitive to the broader economy. Cohen & Steers subsequently reduced this exposure. Its overweight and stock selection in the hotel sector also detracted from performance. Hotels are highly sensitive to economic expectations and ended the year with a loss.

Stock selection in the shopping center and apartment sectors also hurt relative returns. These negative factors were partially offset by good stock selection and an underweight in office REITs, as the Portfolio did not own or was underweight in companies with holdings in smaller more vulnerable markets. In addition, an overweight and good stock selection in the regional mall sector helped performance, due to the subadviser’s preference for owners of high-quality properties.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market, and the American Stock Exchange. Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Federated Aggressive Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-13.11%	-1.02%	5.66%
Russell 2000® Growth Index	-2.91	2.09	4.48
Russell 2000® Index	-4.18	0.15	5.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Federated Aggressive Growth Portfolio declined by 13.11%.

The Portfolio is subadvised by Federated Investors’ Kaufmann Investment Team, which seeks to achieve superior long term performance by uncovering promising growth companies trading at attractive valuations through proprietary fundamental research. The Portfolio’s investment objective is capital growth.

The stock market as a whole posted very strong returns during the first half of the fiscal year, and then retreated into negative territory during the second half of the reporting period, turning positive again with a powerful rally in October. The European debt crisis, political uncertainty, and weaker economic indicators during the latter six months increased volatility and negatively affected global equity markets.

The Portfolio substantially underperformed its benchmark the Russell 2000 Index (the “Index”) over the reporting period. It maintained exposure to growth companies outside the United States, particularly in Brazil, China, India, and Israel, but emerging and other international markets significantly underperformed those of the United States. This accounted for almost half of the Portfolio’s underperformance. Another substantial contributor to under underperformance came from large declines in positions in Central European Media, Satcon Technology, US Airways, Hhgregg, Warner Chilcott, Hisoft Technology, Camelot Information Systems, Popular, Intralinks, and Manappuram Finance. Strong performers during the period included Cubist Pharmaceuticals, Commvault Systems, Inhibitex, Progenics, Anadys Pharmaceuticals, Lululemon Athletica, Chipotle Mexican Grill, Vical, and Jinkosolar.

Performance relative to the Index also was hurt by substantially less exposure than the Russell 2000 Growth Index to the relatively economically insensitive consumer staples sector. However cash holdings averaging 4.5% of investable assets benefitted performance.

The use of derivative instruments is not a principal strategy of this subadviser, although derivatives may be used to manage cash flows or gain specific market exposure. Derivatives did not have a material impact on the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Concentrated Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-3.96%	1.50%	1.10%
Russell 1000® Growth Index	2.64	2.50	2.60
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Goldman Sachs Concentrated Growth Portfolio declined by 3.96%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.. The Portfolio’s investment objective is to achieve long-term growth of capital. It normally will be invested in approximately 30-45 stocks of companies Goldman Sachs considers to be positioned for long-term growth.

It was a very volatile year, but in the Portfolio’s benchmark index, The Russell 1000 Growth Index, the utilities and consumer staples sectors, relatively buffered from the economic cycle, notched solid gains, while the consumer discretionary, energy, healthcare, and information technology sectors also had positive returns. However, the materials sector had a substantial decline and financials and telecommunication services also failed to stay in the black.

Staples was among the largest detractors from the Portfolio’s relative performance. Although Goldman Sachs continues to see long-term opportunity for the company, it eliminated the position because it decided that a poor economy may weigh on Staples’ business for longer than previously expected. Avon Products, Inc. detracted from performance as the company announced third quarter earnings that were below expectations and reduced its forecast for fiscal year 2011 revenue. Its earnings were affected by disappointing sales in select markets and softer margins due to higher costs. Goldman Sachs trimmed the Portfolio’s position. The Portfolio’s position in CME Group, Inc., the world’s largest futures and options exchange, detracted from returns because of the company’s association with the MF Global bankruptcy filing.

A significant positive contribution came from a position in MasterCard, Inc., which continues to show strong earnings and revenue growth, particularly in international markets, and improved operating margins. Apple, Inc. was also a top contributor to performance as it continued to report strong quarterly earnings, driven by better than expected iPhone and iPad sales.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Large-Cap Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-5.52%	-4.54%	0.94%
Russell 1000® Value Index	0.39	-2.64	3.89
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Goldman Sachs Large-Cap Value Portfolio declined by 5.52%.

Effective April 29, 2011, Goldman Sachs assumed management of the Portfolio. The investment objective of the Portfolio is long-term growth of capital. The Portfolio was formerly known as the AllianceBernstein Growth & Income Portfolio.

The Portfolio invests in companies that the subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 50-70 companies that are considered by the investment manager to be positioned for long-term growth.

Value stocks experienced turbulence during the year. The rally From January to April stalled, and from May to December stocks felt the effects of a “risk-off” down market in which the Portfolio underperformed the Russell 1000 Value Index (the Index). During this latter part of the year, traditionally defensive and higher yielding utilities, staples, and healthcare were the only positive sectors in the Index. The top performing sector within the Portfolio was industrials.

Sprint Nextel Corp., a telecommunications services provider, underperformed, driven by concerns over the near-term controversy around whether Sprint has sufficient liquidity to fund two large, value-creating investments: the iPhone and Network Vision. The subadviser believes that the funds are in place to improve Sprint’s competitive positioning from the iPhone and new handsets, better pricing, and improved network quality. These factors should drive significant cost savings and profit margin expansion, as the company completes its upgrade to Network Vision.

Boeing Co. benefitted from positive growth trends in aircraft demand and contributed positively. Boeing’s third quarter earnings reported in October were strong, as profit margins surprised on the upside in both the defense and aerospace segments. Boeing announced large aircraft orders, and also successfully completed certification and first delivery for its 787 and other planes. The subadviser believes the company should see continued growth driven by a large, diversified backlog, successful production ramp-up of the 787, and continued growth in air traffic over the long term.

During the earlier period in which the Portfolio was subadvised by AllianceBernstein, it outperformed the Index. Broadly speaking, the Portfolio’s tilt to companies with strong balance sheets, positive earnings surprises, high free cash flow yields, and high return on assets helped performance in the second quarter.

An underweight to the financial sector contributed, as did an overweight to the healthcare sector. Individual contributors included Lorillard, UnitedHealth Group and ExxonMobil.

An underweight to the utilities sector and an overweight to the technology sector detracted from returns. Individual detractors included Microsoft, Axis Capital and Target.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Years
Portfolio	-2.98%	5.23%	4.79%
Russell Midcap® Growth Index	-1.65	2.44	5.29
S&P MidCap 400 Index	-1.73	3.32	7.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Goldman Sachs Mid-Cap Growth Portfolio returned -2.98%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.. The investment objective is long-term growth of capital. The Portfolio normally will invest at least 80% of the value of its assets in companies within the capitalization range (a measure of company size) of the Russell Midcap Growth Index (the Index).

It was a very volatile year, but in the Index, consumer sectors, healthcare, and utilities had positive returns. The utilities and consumer staples sectors, relatively buffered from the economic cycle, notched solid gains. However, information technology and the small telecommunication services sector had double-digit declines.

The Portfolio benefited from good stock selection within the healthcare and materials sectors, but this was partially offset by relative weakness in its consumer discretionary and consumer staples holdings.

Goldman Sachs believes acquisitions can quickly close the gap between a company’s stock price and the intrinsic worth of its franchise. Four of the five largest contributions to performance were companies that were being acquired during the year. These included Petrohawk Energy Corp., an oil and natural gas exploration and production company that agreed to be acquired by BHP Billiton at a significant premium to the previous close. Nalco, a company that holds a dominant market share in water treatment services to industrial and institutional end markets, as well as integrated water treatment and process improvement services for the petroleum and petrochemical industries, was acquired by Ecolab. Pharmasset agreed to be acquired by Gilead Sciences at a significant premium. SuccessFactors, a business software provider, agreed to be acquired by SAP at a significant premium, pushing up its share price in the fourth quarter.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Small-Cap Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.30%	2.54%	8.10%
Russell 2000® Value Index	-5.50	-1.87	6.40
Russell 2000® Index	-4.18	0.15	5.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Goldman Sachs Small-Cap Value Portfolio returned 1.30%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.. Its investment objective is long-term capital appreciation by investing primarily in stocks of small companies that are believed to be undervalued.

In a time of great uncertainty because of both natural and financial shocks, the stock markets provided poor returns in 2011, particularly stocks of smaller companies and value stocks. Within the Russell 2000 Value Index (the Index), only the utilities sector had a substantially positive return, while most sectors declined, particularly telecommunication services, energy, and information technology. The Portfolio’s positive return was substantially above the Index.

The Portfolio outperformed the Index primarily because of its holdings in the industrials, financials, and energy sectors, whereas its positions in the healthcare and materials sectors trailed the respective Index sectors. RSC Holdings Corp., which rents out construction and industrial equipment, was the Portfolio’s top performing stock, advancing when it announced that it agreed to be acquired by United Rentals. El Paso Electric Co. was another top contributor to relative performance. It continues to benefit from greater growth opportunities than any other electric utility in the country. It performed well in a volatile market because it is a stable utility company with strong regional economic fundamentals and demographics. It generates high free cash flow, which it has used to buy back stock. Another strong position was the Portfolio’s long-term core holding in American Campus Communities, a niche real estate investment trust specializing in student housing properties. It is well run and benefits in a slow real estate market from its focus on student housing.

Aegean Marine Petroleum Network, Inc., a global bunkering company that supplies marine fuel to ships, was the Portfolio’s worst performing stock. Early in year, Aegean missed its earnings target due to excess capacity and pressure on margins from falling oil prices. The Portfolio sold the position. Amedisys Inc., a provider of hospice and home healthcare services to the chronic, co-morbid and aging American population, also detracted from performance. It suffered from reduced Medicare payments. The Portfolio’s exposure was reduced. Parkway Properties Inc. detracted from performance as well. It is a real estate investment trust specializing in the operation, leasing, acquisition and ownership of office properties whose shares declined due to its exposure to overall economic conditions.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, High Yield Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.17%	3.91%	6.21%
BofA Merrill Lynch U.S. High Yield Master II Index	4.38	7.34	8.59
Barclays Capital U.S. High Yield 2% Issuer Capped Index	4.96	7.74	8.96

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST High Yield Portfolio returned 3.17%.

The Portfolio’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc., and J.P. Morgan Investment Management, Inc.

The Portfolio delivered a gain as nearly all sectors and industries in the U.S. high yield bond arena ended the year in the black. High yield bonds benefited from the generally solid credit metrics of companies that issue below investment-grade debt securities commonly called “junk” bonds. Yet high yield bonds, along with the remainder of the U.S. fixed income market, endured sharp shifts in investor willingness to assume risk that were largely driven by developments in Europe and the United States.

High yield bonds performed well in the first quarter as companies reported stronger earnings and many reduced their interest expenses. The second quarter also began on an upbeat note but gave way to increasing investor anxiety that turned into a panic during the third quarter. A prolonged sovereign-debt crisis in the euro zone worsened, threatening financial stability in the region. In the United States, economic data turned decidedly soft. Also, a battle over the national budget and debt ceiling produced insufficient savings to stabilize the government debt trajectory. Consequently, Standard & Poor’s lowered the long-term U.S. credit rating to AA+ from AAA in August.

Nevertheless, risk-averse investors continued to flee high yield bonds, driving their prices lower, while prices of U.S. Treasury securities soared. But in the fourth quarter, high yield bond prices began to rebound. Improving economic conditions in the United States and renewed hope for a resolution to the European turmoil stoked investor appetite for risky assets.

The Portfolio lagged the Barclays Capital U.S. High Yield 2% Issuer Capped Index (the Index), which returned 4.96%. Prudential Fixed Income’s portion matched the return of the Index, but J.P. Morgan Investment Management’s portion trailed the Index. The Portfolio underperformed as J.P. Morgan Investment Management’s riskier strategy was hit hard during the flight to quality in the second and third quarters.

In the second quarter, poor security selection in the basic materials, capital goods, communications, consumer cyclicals, consumer non-cyclicals, transportation, and utility sectors detracted from performance in J.P. Morgan Investment Management’s segment. At the industry level, it had larger positions than the Index in basic materials and transportation that weighed on its returns, as did smaller positions in consumer non-cyclicals, financials, technology, and utilities.

The third quarter was similar to the previous three-month period. Poor security selection in the basic materials, capital goods, communications, consumer cyclicals, consumer non-cyclicals, financials, transportation, and utility sectors weakened performance in J.P. Morgan Investment Management’s segment. At the industry level, it had larger positions than the Index in communications and transportation that weighed on its return, as did smaller positions in capital goods and consumer non-cyclicals.

Prudential Fixed Income’s segment had limited exposures to derivative instruments such as credit default swaps. Its use of derivatives did not have a material impact on the Portfolio’s performance in 2011.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Barclays Capital U.S. High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

Advanced Series Trust, International Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-12.92%	-4.38%	3.15%
MSCI EAFE Index® (GD)	-11.73	-4.26	5.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST International Growth Portfolio declined by 12.92%.

The Portfolio’s assets are subadvised by William Blair & Company and Marsico Capital Management, LLC. The investment managers allocate a portion of the assets to each. The investment objective is long-term growth of capital by investments in stocks of companies that are economically tied to countries other than the United States.

International markets had a terrible year, with a double digit decline in the MSCI EAFE Index (the Index). The financials and materials sectors declined the most, as the Euro-area financial crisis particularly threatened bond-holding financial institutions and secondarily threatened global economic growth. As economic conditions deteriorated, consumer discretionary and technology stocks also declined sharply. Only the healthcare and consumer staples sectors, relatively buffered from cyclical factors, were positive.

The largest negative impact on performance relative to the Index was country allocation, particularly investments in emerging markets countries such as India and Brazil that are not in the Index. Both subadvisers routinely invest in emerging markets stocks, as they have found significant growth opportunities there. Consequently, these allocations were within expectations. Sector allocation further detracted from relative returns.

Given that both subadvisers are looking for companies with higher growth rates, it is not surprising that they were overweight in technology and consumer discretionary companies, as these are often faster growing companies, and underweight in the normally steadier, but slower growing healthcare and consumer staples sectors. Although sector allocations detracted from returns, they were in line with historical weightings. Within these country and sector allocations, stock selection, which normally drives performance for these managers, had a positive impact.

Information technology holdings of both managers advanced significantly. The Portfolio also benefited from an underweight in Japan, where growth opportunities have been difficult to find. This underweight added to relative returns in 2011, as the Japanese market slightly underperformed international returns.

At times, William Blair will hedge currencies. In 2011, this had a slight positive impact, as the dollar advanced against most foreign currencies (except for the Yen) by the end of the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Note:	Pending shareholder approval, Jennison Associates LLC is expected to join William Blair and Marsico as a subadviser to the Portfolio on or about April 22, 2012.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-12.55%	-3.51%	5.01%
MSCI EAFE Index® (GD)	-11.73	-4.26	5.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST International Value Portfolio declined by 12.55%.

The Portfolio’s assets are subadvised by LSV Asset Management and Thornburg Investment Management. The Portfolio’s investment manager allocate a portion of the assets to each. LSV uses proprietary quantitative investment models, whereas Thornburg invests opportunistically using traditional fundamental securities analysis. The overall objective is capital growth.

The MSCI EAFE (GD) Index declined by 11.73% for the year.

Active stock and bond managers generally had weak performance relative to their benchmarks in both domestic and international markets, with indexes outperforming the median fund in many styles of investing. The MSCI EAFE Index outperformed over half of the funds in the Lipper VP International Core and International Value universes. The Portfolio’s underperformance of the Index was largely the result of Thornburg’s asset selection. LSV performed in line with the Index. The largest negative impact was in Australia, Switzerland, and Ireland, including underweights relative to the Index in strong performers, notably Roche Holdings and Nestle in Switzerland, Elan Corp in Ireland, and the Commonwealth Bank of Australia.

Overweight positions also detracted, specifically in Irish and Swiss financials and Australian materials companies. Across geographic allocations, stock selection hurt performance in the consumer staples, materials, energy, and financials sectors. Geographically, exposure to non-benchmark countries China, Brazil, Turkey, and Russia also detracted from relative performance.

Both LSV and Thornburg may weight sectors differently than the Index (Thornburg more so). In 2011, this had an insignificant, but positive, net impact. The benefits from overweighting energy and underweighting materials more than offset underexposure to the relatively strong consumer staples sector. A small allocation to cash to assist with day to day cash flows had a positive impact on performance in this falling market.

From time-to-time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio. Overall for 2011, foreign exchange hedging had a slightly negative effect on the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, JPMorgan International Equity Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-9.15%	-3.23%	3.74%
MSCI EAFE Index® (GD)	-11.73	-4.26	5.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST JPMorgan International Equity Portfolio declined by 9.15%.

The Portfolio is subadvised by J.P. Morgan Investment Management Inc. with the investment objective of capital growth. It invests in equity securities of companies located or operating in non-U.S. developed countries and emerging markets countries.

International equity markets had a challenging year, with a double digit decline in the MSCI EAFE Index. The financials and materials sectors fell farthest, as the Euro-area financial crisis particularly threatened bond-holding financial institutions and secondarily threatened global economic growth. As economic conditions deteriorated, consumer discretionary and technology stocks also declined sharply. The healthcare and consumer staples sectors, relatively buffered from cyclical factors, were positive.

Sector and stock selection in the consumer staples and information technology sectors helped returns relative to the EAFE Index, while holdings in financials and materials detracted. Selection in Continental Europe added the most value, while holdings in the Pacific Rim weighed on returns.

Among individual holdings, beverage company AB-Inbev was the strongest performer, with sales and profits growing over last year. The bank Societe Generale was the weakest position as Continental European stocks in general were weighed down by concerns about government bonds. French banks were particularly hard hit due to the perception that they are heavily exposed to the debt of peripheral countries.

The subadviser of the Portfolio believes that the global economy will grow in 2012, although at a very sluggish pace. However, risks will remain, with sovereign debt issues in Europe lingering.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Large-Cap Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-4.19%	-5.97%	0.58%
Russell 1000® Value Index	0.39	-2.64	3.89
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Large-Cap Value Portfolio declined by 4.19%.

The Portfolio’s investment objective is to seek current income and long-term growth of income, as well as capital appreciation. It invests in the stocks of large companies that are included in the Russell 1000 Value Index (the Index). The investment managers allocate the Portfolio’s assets between Hotchkis and Wiley Capital Management, which focuses on stocks that have a high cash dividend or payout yield, and Eaton Vance Management, which focuses on stocks it believes to be undervalued.

Although 2011 was generally a poor year for stocks, and worse for value than for growth investors, the Index eked out a small positive return for the year, driven by the strong performance of its healthcare, utilities, and consumer staples sectors. These almost offset the impact of a substantial decline of the financials sector, which makes up more than a quarter of the Index by market capitalization. Materials and information technology sectors in the Index also had negative returns.

The Portfolio trailed the Index primarily because both subadvisers underperformed it in the first and fourth quarters of 2011. Their stock selections trailed in several sectors, but the largest impact came from Hotchkis and Wiley’s technology holdings and Eaton Vance’s energy positions. In addition, both subadvisers were exposed to the poor financials sector, including positions both held in Bank of America, Citigroup, and Metlife. Eaton Vance also had a poor-performing position in Goldman Sachs and Hotchkis & Wiley had a poor performing position in JPMorgan. Hotchkis & Wiley’s technology exposure included poor-performing Hewlett Packard.

The Portfolio benefited slightly from an underexposure to the cheapest stocks in the Index as measured by price to book value. In this market, such value characteristics tended to be associated with underperformance. The Portfolio also was helped by less exposure to stocks that tend to move with the overall market.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Marsico Capital Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.92%	-0.05%	3.93%
Russell 1000® Growth Index	2.64	2.50	2.60
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Marsico Capital Growth Portfolio declined by 0.92%.

The Portfolio is subadvised by Marsico Capital Management, LLC with an investment objective of capital growth. It invests primarily in the common stocks of large companies in the capitalization range (a measure of company size) of the Russell 1000® Growth Index (the Index), and selects stocks with greater growth potential. The Portfolio normally holds a core position of between 35 and 50 stocks. These are often within specific industries that have been identified as particularly attractive.

The reporting period was an exceptionally challenging environment, particularly for actively managed growth stock strategies. Markets were buffeted by a relentless series of events, including natural disasters and the threat of a financial freeze in the euro zone. As a result, company-specific fundamentals were overwhelmed by external and broader economic factors. Stocks became extremely volatile and the market tended to move up and down as a whole.

The Portfolio’s underperformance of the Index was due primarily to poor stock selection in the financials and energy sectors and an underweight in the strong consumer staples sector. Individual positions in financials that detracted from relative performance included Goldman Sachs, Citigroup, Brazil-based Itau Unibanco Holding S/A, ADS, and PNC Financial Services, all of which were sold from the Portfolio by year-end. In energy, a position in Haliburton declined substantially.

These negative factors were partially offset by good stock selection and an overweight in the consumer discretionary sector compared with the Index. Strong performers included TJX, Starbucks, Yum! Brands, priceline.com, and O’Reilly Automotive.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Global Equity Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-3.13%	0.61%	6.17%
MSCI EAFE Index (GD)	-11.73	-4.26	5.12
MSCI World Index® (GD)	-5.02	-1.82	4.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST MFS Global Equity Portfolio declined by 3.13%.

The Portfolio is managed by Massachusetts Financial Services Company (MFS). The Portfolio’s investment objective is to seek capital growth by investments primarily in stocks.

Early in the period, action by the U.S. Federal Reserve improved market sentiment and signs of an improving global economy drove stock prices markedly higher. However, towards the middle of the period, a weakening economy and renewed concerns over euro zone government bond debt caused a flight to quality that drove global stock markets down sharply. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Good stock selection in the basic materials sector and a combination of stock selection and an underweight in autos and housing were primary contributors to performance relative to the MSCI World Index, augmented by an overweight in the consumer staples sector that included positions in strong-performing Diageo (United Kingdom), Colgate-Palmolive, and J.M. Smucker. Performance in other sectors was enhanced by positions in Visa, Canadian National Railway (Canada), Merck KGaA (Germany), Accenture, Honeywell, and Nike. The absence of poor-performing Bank of America also benefited relative performance.

Relative performance was constrained by stock selection in the healthcare sector, particularly by an overweight in Thermo Fisher Scientific. An underweight in utilities & communications also detracted from relative performance. Stocks in other sectors that hurt relative returns included Erste Group Bank (Austria), Bank of New York Mellon, Goldman Sachs, Schneider Electric (France), ICICI Bank (India), and Banco Santander (Brazil). Not holding strong-performing Exxon Mobil, Apple, or International Business Machines (IBM) also weighed negatively on relative results.

The Portfolio’s currency exposure was another detractor from relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.60%	0.43%	1.53%
Russell 1000® Growth Index	2.64	2.50	2.60
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST MFS Growth Portfolio declined by 0.60%.

The Portfolio is subadvised by Massachusetts Financial Services Company. The Portfolio’s investment objective is to seek long-term growth of capital and future, rather than current income by investing in the stocks of companies it believes to have above-average growth potential.

Early in the period, action by the U.S. Federal Reserve improved market sentiment and signs of an improving global economy drove stock prices markedly higher. However, towards the middle of the period, a weakening economy and renewed concerns over euro zone government bond debt caused a flight to quality that drove global stock markets down sharply. The Russell 1000 Growth Index (the Index) finished the year with a modest gain, led by strong returns in its utilities and consumer staples sectors. Its autos & housing, materials, and transportation sectors all finished the year in the red.

Stock selection in the energy sector detracted from the Portfolio’s performance relative to the Index, particularly not holding shares of integrated oil and gas company Exxon Mobil.

Stock selection in the leisure sector also hurt, including a position in cruise operator Carnival Cruise Lines. An underweight compared with the Index in the consumer staples sector dampened relative results, particularly the underweight in strong-performing tobacco company Philip Morris International.

Individual stocks in other sectors that held back relative returns included poor-performing life sciences supply company Thermo Fisher Scientific and project management provider Fluor Corp. An underweight in International Business Machines (IBM) and positions in Oracle, Goldman Sachs Group, and Autodesk also hurt relative performance. At times when equity markets rose rapidly, the Portfolio’s cash position was a detractor from performance versus the Index, although it strives to be fully invested and only holds cash to buy new holdings and provide liquidity.

The Portfolio benefited from security selection and an underweight in the basic materials sector, particularly from its underweight position in poor-performing Freeport-McMoRan. Contributors in other sectors included positions in MasterCard and Alexion Pharmaceuticals, and not holding poor-performing Ford Motor Company. Positions in Visa, American Tower, Kansas City Southern, Goodrich, Precision Castparts, and an underweight position in Cisco Systems, also benefited relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Mid-Cap Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Years
Portfolio	-3.45%	1.05%	4.66%
Russell Midcap® Value Index	-1.38	0.04	7.67
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Mid-Cap Value Portfolio declined 3.45%.

The Portfolio is subadvised by EARNEST Partners, LLC (EARNEST) and WEDGE Capital Management, LLP (WEDGE). The Portfolio’s investment managers allocate a portion of the assets to each. Both have the objective of capital growth through investing primarily in mid-capitalization stocks that appear to be undervalued. WEDGE employs a traditional value discipline to identify companies that are undervalued relative to their long-term earnings capability. EARNEST employs a relative value approach to identify companies that it believes are likely to outperform.

The Portfolio’s loss for 2011 reflected a challenging investment environment for stocks. The U.S. equity market gained early in the period, reaching a peak for the year in April, as measured by the S&P 500 Index. Stocks then declined for five consecutive months due to investor anxiety over the global economic outlook and a worsening sovereign-debt crisis in the euro zone. Yet signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil sent stock prices higher in the fourth quarter, enabling the S&P 500 Index to deliver a modest gain for the year including dividends. Among Russell U.S. equity indexes, large-cap stocks posted a slight gain for 2011, while mid-cap stocks ended with a modest loss and small-cap stocks finished even further in the red.

The Portfolio’s sector allocation positioning was a key reason it underperformed the Russell Midcap Value Index (the Index), which declined 1.38% for the year. Compared to the Index, the Portfolio had underweight exposures to consumer staples and utilities (two sectors that gained the most in the Index) and an overweight to the industrials sector, which posted a loss. Most of its sectors marginally detracted from its performance except for its underweight exposure to financials, which aided its relative performance as that sector also ended the year in the red. However, EARNEST had an overweight to healthcare that added value and partially offset negative results as that sector delivered a modest gain.

Stock-specific factors had a slightly negative impact on performance. Holdings in certain healthcare providers and services, oil & gas and consumer fuels, and information technology industries dampened returns. Conversely, certain holdings in the aerospace and defense and specialty retail aided the Portfolio’s results.

In aggregate, risk exposures were generally favorable for the Portfolio. An underexposure to stocks exhibiting value characteristics, below market capitalization, and lower earnings variability made a positive contribution. The smaller size bias is primarily due to WEDGE’s preference for smaller stocks within the Index. A slight underexposure to dividend yield detracted as investors sought safe havens during the year although, contrary to the aggregate portfolio, the WEDGE sleeve had a slight exposure to dividend yield.

Generally, the Portfolio’s investment strategy tends to capture less of the movements in the broad market return than the Index. Accordingly, during periods of heightened market volatility, which characterized most of 2011, WEDGE’s modestly lower risk profile has generally held up better relative to the Index than has that of EARNEST.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Mid-Cap Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.68%	3.35%	4.75%
Russell Midcap® Growth Index	-1.65	2.44	5.29
S&P MidCap 400 Index	-1.73	3.32	7.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Neuberger Berman Mid-Cap Growth Portfolio returned 1.68%.

The investment objective of the Portfolio is capital growth. The Portfolio is subadvised by Neuberger Berman Management, Inc.

For the full year, the Portfolio outperformed relative to its benchmark. Industrials, healthcare, and energy were the leading positive contributors to performance, while information technology, financials and consumer discretionary were the leading detractors. Stock selection was the driver behind outperformance, as positions in healthcare, industrials, energy and consumer staples added, while financials and information technology detracted.

The fourth quarter of 2011 brought to close a year in which macro and political headlines overshadowed fundamentals. Characterized by “risk-on/risk-off” volatility and highly correlated market moves that failed to differentiate between companies, 2011 was plagued by Europe’s unresolved debt crisis, political gridlock and acrimony in Washington, and concerns over China’s management of its growth. As a result, caution reigned as investors sought safety and poured their investable dollars into lower risk cash and bond investments.

Despite the broader negative sentiment and legitimate risks to both a domestic and global recovery, there were encouraging signs. While the pace of the U.S. economic recovery remained muted, it nonetheless continued to march in the right direction. Unemployment and housing remained weak, but also showed small signs of life in the fourth quarter. While volatility posed problems it also afforded opportunities. Valuations for quality mid cap stocks moved from fair to attractive during the course of the year. Overall, the U.S. equity market was attractive with corporate balance sheets continuing to gain strength, strong earnings, lean inventories, low leverage and margins that, for the most part, held steady.

Within the mid cap growth universe, high-quality stocks lead the way in 2011, as more volatile companies significantly underperformed, underscoring a reduced investor appetite for risk. This type of environment is typically conducive to active management and Neuberger Berman’s higher quality style of investing. The Portfolio was overweight in industrials, information technology, healthcare and telecommunications and underweight in materials, consumer staples, financials, and consumer discretionary. The subadviser believes innovation and unique products and services can be catalysts for outperformance in a tough environment. Sector overweights in the Portfolio reflect that belief. Inconsistent earnings and cyclical factors led to an underweight stance in materials. The stubbornly sluggish recoveries in employment and housing led to an underweight in the two consumer-oriented sectors.

Many of the best performers tended to be businesses primarily focused on the U.S. market, under-leveraged with great cash flow, and well-run with seasoned management.

The Portfolio’s underweight allocation to consumer discretionary and consumer staples and overweight to information technology proved to be slight detriments for the year. An overweight in industrials and healthcare and an underweight in financials helped performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.49%	0.17%	6.49%
Russell MidCap® Value Index	-1.38	0.04	7.67
S&P MidCap 400 Index	-1.73	3.32	7.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio declined by 2.49%.

The Portfolio is subadvised by Neuberger Berman Management, Inc and LSV Asset Management. The Portfolio’s investment managers allocate a portion of the assets to each. The investment objective of the Portfolio is capital growth. Both buy stocks primarily in the capitalization (size) range of the Russell Midcap® Value Index (the Index). Neuberger Berman Management looks for well-managed companies whose stock prices are undervalued. LSV Asset Management uses a quantitative investment model to recommend investment decisions.

The Index declined by 1.38%. In a time of great uncertainty because of both natural and financial shocks, the stock markets provided overall poor returns in 2011, with stocks of smaller companies and value stocks generally underperforming less vulnerable large and steadily growing firms. Within the Index, only the utilities and consumer staples sectors, which are more resistant to the economic cycle, had double-digit gains. The consumer discretionary and healthcare sectors had far more modest gains. Other sectors declined sharply, particularly telecommunication services, information technology, and industrials.

Both stock selection and sector allocation were responsible for the Portfolio’s underperformance. Much of the impact came from Neuberger Berman’s stock selection in the consumer discretionary and technology sectors. This was substantially, but not completely, offset by its strong selection of healthcare stocks. The third-quarter flight to quality drove economically sensitive stocks into negative territory for the year, but the typically defensive healthcare sector held up relatively well.

The Portfolio was underweight relative to its Index from the strong performing, but very defensive utilities sector, which typically is not favored by subadvisers using a relative value style, such as Neuberger Berman. Stocks in this sector generally did not have the deeper value characteristics that LSV would find attractive.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Parametric Emerging Markets Equity Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-20.27%	-5.95%
MSCI Emerging Markets Index (GD)	-18.17	-4.37

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2011, the AST Parametric Emerging Markets Equity Portfolio declined by 20.27%.

The Portfolio is subadvised by Parametric Portfolio Associates LLC. The Portfolio’s investment objective is long-term capital appreciation.

The Portfolio invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indexes.

The MSCI Emerging Markets Index declined by 18.17%.

The Portfolio underperformed versus the benchmark MSCI EM Index (the Index). Significant drivers of the return resulted from exposure to selected countries.

The structural underweight to Brazil was the largest contributor to relative performance, adding 0.47%. The overweight to Thailand was another positive contributor to relative performance, contributing 0.40%. The largest detractor from performance was the structural underweight to South Korea, detracting 0.58% for the period. Also detracting from relative performance was the overweight to Egypt, which took 0.36% from the portfolio return.

For the calendar year, emerging and frontier markets declined by 18.4% and 18.7%, respectively.

In the Advanced Series Trust - AST Parametric Emerging Markets Equity Portfolio, Parametric’s use of derivatives is in the form of zero strike options or participatory notes (P- Notes) used for the purpose of equity substitution.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.98%	4.73%	2.47%
Russell 2000® Growth Index	-2.91	2.09	4.48
Russell 2000® Index	-4.18	0.15	5.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Small-Cap Growth Portfolio declined 0.98%.

The Portfolio’s investment objective is long-term capital growth. The Portfolio is subadvised by Eagle Asset Management, Inc.

The Portfolio’s decline reflected the challenging environment for investing in equities, particularly small-cap stocks. The U.S. equity market gained for the first four months of the year, as measured by a key Russell U.S. broad-market index. Stocks then fell for five consecutive months due to investor anxiety over the global economic outlook and a worsening sovereign-debt crisis in the euro zone. Yet signs of improving economic conditions in the United States and renewed hopes for a solution to the euro zone turmoil sent stock prices higher in the fourth quarter, enabling the broad equity market to deliver a modest gain for the year including dividends.

In a year marked by economic and political uncertainty, risk-averse investors generally eschewed small- and mid-cap companies for large, well-established companies with strong capital positions, attractive dividend streams, and earnings growth. When stocks surged in the fourth quarter, small-cap stocks led the way. However, for the year, small-cap stocks underperformed both their mid- and large-cap peers, as measured by Russell U.S. indexes. And in the Russell small-cap universe, the growth investment style declined less than the value investment style.

The Portfolio outperformed the Russell 2000 Growth Index (the Index), which declined 2.91%. This was primarily due to strong stock selection in the consumer discretionary and healthcare sectors, and to a lesser extent in the information technology sector. Compared to the Index, it also had a modest overweight exposure to the consumer discretionary sector and a slight underweight exposure to information technology that also contributed to its relative performance.

A variety of holdings aided the Portfolio’s results. In the consumer discretionary sector, performance contributors included specialty retail industry holdings Genesco, Vitamin Shoppe, and GNC Holdings. The Portfolio’s return was also boosted by several healthcare holdings, including healthcare provider Centene Corporation and biotechnology stocks Regeneron Pharmaceuticals and BioMarin Pharmaceuticals. Medical device manufacturer American Medical Systems, which was acquired during the period, also contributed positively. In the information technology sector, the Portfolio’s return was aided by holding NetLogic Microsystems, EMS Technologies, Varian Semiconductor, SuccessFactors, and Radiant Systems, all of which were acquired during the period.

Conversely, poor stock selection in the industrial and materials sectors detracted from the Portfolio’s performance versus the Index. Notable detractors were machinery industry holdings Meritor and WABCO Holdings, electrical equipment industry holding GrafTech International, and construction materials holding Texas Industries.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Value Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-5.98%	-0.04%	6.23%
Russell 2000® Value Index	-5.50	-1.87	6.40
Russell 2000® Index	-4.18	0.15	5.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST Small Cap Value Portfolio declined by 5.98%.

The Portfolio’s investment objective is long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, and ClearBridge Advisors, LLC. The Portfolio’s investment managers allocate a portion of the assets to each.

In a time of great uncertainty because of both natural and financial shocks, the stock markets provided poor returns in 2011, particularly stocks of smaller companies and value stocks. Within the Russell 2000 Value Index, only the utilities sector had a substantially positive return, while most sectors declined, particularly telecommunication services, energy, and information technology.

The Portfolio benefited from underexposure to the value style compared with the Russell Index and from greater exposure to stocks with high price momentum. However, underexposure to stocks paying a dividend hurt. Underweighting the healthcare and utilities sectors hurt performance more than underweights in the information technology and consumer discretionary sectors helped.

Stock selection was good, particularly in the energy, materials, and consumer discretionary sectors, only partially offset by poor selection in financials and consumer staples. As the broad market declined for the year, the Portfolio benefited from its emphasis on stocks less vulnerable to overall market fluctuations.

The segment of the Portfolio subadvised by J.P. Morgan uses small cap futures to help manage cash flows and maintain full market exposure. Over the last year, this exposure had a minimal impact on Portfolio results.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Equity Income Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-1.64%	-5.02%	2.30%
Russell 1000® Value Index	0.39	-2.64	3.89
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST T. Rowe Price Equity Income Portfolio declined by 1.64%.

Through October 31, the Portfolio was known as the AST AllianceBernstein Core Value Portfolio and was subadvised by AllianceBernstein. Since that date, the Portfolio’s assets have been subadvised by T. Rowe Price, and the Portfolio’s investment objective changed to provide substantial dividend income as well as long-term growth of capital through investments in dividend-paying common stocks of well-established companies. The Portfolio continues to employ a “value” approach, investing in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.

Although 2011 was generally a poor year for stocks, and worse for value than for growth investors, the Russell 1000 Value Index (the Index) eked out a small positive return for the year, driven by the strong performances of its healthcare, utilities, and consumer staples sectors. These gains almost offset the impact of a substantial decline of the financials sector that makes up more than a quarter of the Index by market capitalization. The Index’s materials and information technology sectors also had negative returns for the year.

Over the period it was managed by AllianceBernstein, the Portfolio’s selection of stocks underperformed the respective Index sector in most sectors. Fears of a global recession affected its energy and consumer cyclicals sectors, and an underweight in the utilities sector also detracted. The largest individual detractors for the period were positions in Hewlett-Packard, Ingersoll-Rand, Delta Air Lines, Alcoa, and Citigroup. The impact was mitigated by better stock selection and an overweight in the consumer growth sector, as well as by an underweight in financials. The best individual positions were in Bank of America, Marathon Oil, Goldman Sachs, Southern Union, and Ross Stores.

Under T. Rowe Price, the Portfolio slightly underperformed the Index over the last two months of the year. Information technology and healthcare were primary detractors, while an underweight and good stock selection in financials and good selection in the consumer discretionary sector boosted relative results. The Portfolio’s underweight position in the top-performing healthcare sector also weighed on its relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Global Bond Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.12%	5.72%	6.58%
Barclays Capital Global Aggregate Bond Index	5.64	6.46	7.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST T. Rowe Price Global Bond Portfolio returned 4.12%.

The Portfolio’s investment objective is high current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds. The Portfolio is subadvised by T. Rowe Price International, Inc.

It was a favorable environment for investing in bonds. However, global bond and currency markets faced heightened volatility in 2011. Early in the period, political upheaval in Libya and an earthquake and tsunami in Japan weighed on some markets. As Libyan protests turned into a civil war and oil exports from the country nearly collapsed, investors feared protests across the Middle East would follow a similar pattern and precipitate a more serious supply side oil shock. Although oil prices remained elevated, fear of a major oil price shock later subsided as protests in other key oil-producing countries failed to materialize or gain momentum.

Other key sources of volatility were a protracted sovereign-debt crisis in the euro zone that worsened during the spring and summer, along with deteriorating global economic prospects. Investors fled risky assets and sought refuge in select high-quality government bond markets, in particular, U.S. Treasury securities, German and U.K. government bonds as well as a few other sovereign bonds perceived to be “safe havens”. This drove their bond prices sharply higher and yields lower, as bond prices move inversely to yields. In contrast, in the peripheral regions of the euro-zone, government bond prices in nations heavily affected by the ongoing European debt crisis such as Italy and Portugal tumbled, and their yields climbed sharply to end the year with negative returns. For the year, investment-grade global bond markets gained 5.64%, as measured by the Barclays Capital Global Aggregate Bond Index (the Index).

The Portfolio underperformed the Index, with sector allocation and security selection its biggest detractors. Overweight allocations to U.S. credit and European investment-grade corporate bonds weighed on returns over the year as a whole, though both became positive contributors in the final quarter of 2011. Security selection within European corporate bonds also held back the Portfolio’s relative performance, though an underweight to Japanese credit was beneficial.

Currency selection modestly detracted from the Portfolio’s performance versus the Index. An overweight allocation to the U.S. dollar versus the euro added substantially to its relative performance, but this was more than offset by the negative contributors. The largest detractors were an overweight allocation to the Mexican peso and, earlier in the year, an underweight to the Japanese yen and an overweight to the Egyptian pound. To help manage currency exposures, the Portfolio used forward currency contracts to either hedge (reduce) the Portfolio’s exposure to some currencies or create (or increase) exposure to other currencies. At times, forward currency contracts that create exposure can partially offset those in place to hedge exposure, resulting in reduced “net” currency exposure.

Country and duration positioning also held back the Portfolio’s performance versus the Index. Underweight allocations to the bond markets of the United States, Europe (as a whole), and Japan proved negative, as did an overweight to Mexico. However, a cautious approach that maintained lower-than-benchmark exposures to peripheral European sovereign debt helped relative performance. The Portfolio used government bond futures contracts to hedge (reduce) its exposures to some bonds markets and to create (or increase) its exposure to other bond markets.

With respect to below-investment-grade bonds, exposure to U.S. dollar-denominated high yield corporate bonds, which are not included in the Index, added sharply to the Portfolio’s return. However, an allocation to emerging markets corporate bonds detracted.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital Global Aggregate Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Large-Cap Growth Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-1.70%	2.35%	2.23%
Russell 1000® Growth Index	2.64	2.50	2.60
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the Year ended December 31, 2011, the AST T. Rowe Price Large Cap-Growth Portfolio declined 1.70%.

The Portfolio’s investment objective is long-term growth of capital by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Portfolio is subadvised by T. Rowe Price Associates, Inc..

The U.S. equity market gained early in the period, reaching a peak for the year in April, as measured by the S&P 500 Index. Stocks then declined for five consecutive months due to investor anxiety over the global economic outlook and a worsening euro zone sovereign-debt crisis. Yet signs of improving economic conditions in the U.S. and renewed hopes for a solution to the euro zone turmoil sent stock prices higher in the fourth quarter, enabling the S&P 500 Index to deliver a modest gain for the year including dividends.

Within Russell U.S. indexes, large cap stocks also delivered a modest gain for the year, outperforming their mid- and small-cap peers, both of which ended the period in the red. The growth investment style mostly outperformed value. Sector returns varied widely. As market volatility persisted for most of the year, investors moved away from risky assets towards more defensive sector positions. Within the Russell 1000 Growth Index (the Index), utilities and consumer staples, both less economically sensitive sectors, were the best performers, posting double-digit returns. The worst performing sector was materials with a double-digit loss.

The Portfolio lagged the 2.64% gain of the Index in 2011, primarily reflecting poor security selection within the consumer discretionary, healthcare, and consumer staples sectors. The Portfolio’s position in Carnival detracted as concerns that consumers would cut spending weighed heavily on shares of the cruise ship line, which operates in many of the European countries affected by the European debt crisis. The Portfolio’s typically small exposure to and stock selection in the consumer staples sector hurt performance, as it was the strongest performing sector in the Index. In healthcare, biotechnology company Human Genome Sciences, which reported disappointing sales of Benlysta, their innovative treatment for lupus, was a key detractor.

Conversely, an underweight to and stock selection in the materials sector, combined with stock selection in the industrials and business services sector, helped relative performance. The Portfolio’s holdings in Praxair, one of the largest industrial gas distributors, advanced on a December announcement that it will acquire one of its suppliers, Texas Welders Supply Company. A holding in Fastenal, an industrial hardware supplier, which rose on continued sales strength benefited performance. However, an overweight to the weak-performing industrial sector partially offset the positive impact of stock selection. A lack of exposure to the metals and mining industries also boosted returns.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Natural Resources Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-14.92%	1.47%	10.48%
Lipper Global Natural Resources Fund Index	-16.41	0.70	11.78
Lipper (VUF) Natural Resources Fund Index	-13.07	2.14	—
S&P 500 Index	2.09	-0.25	2.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2011, the AST T. Rowe Price Natural Resources Portfolio declined 14.92%.

The Portfolio’s investment objective is long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities. The Portfolio is subadvised by T. Rowe Price Associates, Inc..

The Portfolio’s double-digit decline reflected the tumultuous year for the natural resources market. Commodity prices soared early in the year until the U.S. recovery appeared to stall and the euro zone debt crisis escalated. Crude oil prices originally rose on concerns surrounding the Arab Spring, then fell back on mixed economic data, but bounced back late in the year. Natural gas prices continued to fall due to the discovery of new sources. Solar panel prices fell after European subsidies were cut. In precious metals, gold continued its stellar rise into the third-quarter, but was subdued toward year-end after investors flocked to the relative safety of U.S. Treasury securities.

Portfolio holdings in several hard-hit natural resource industries detracted from its return. The industrial metals industry was hurt after global economic fears weighed on commodity prices. Within the precious metal industries, share prices of gold mining companies dropped due to increased mining costs and operational issues after gold prices surged. The petroleum exploration and production industry suffered after oil prices rose overall for the year, but with a great deal of fluctuation. Within the industry, Newfield Resources, Ultra Petroleum, and Quicksilver Resources were among the hardest hit companies. Within the coal industry, Arch Coal particularly weighed on the Portfolio’s return. The industry saw considerable consolidation in 2010, with many acquisitions at lofty valuations. Investors responded by selling off shares across the space in 2011.

Conversely, the gas transmission and distribution industry proved more stable than other natural resource industries, thanks to less-volatile cash flow streams. A sizable position in El Paso Corporation boosted performance after Kinder Morgan acquired the company at a premium.

The Portfolio outperformed its benchmark, the Lipper Global Natural Resources Fund Index (the Index), which declined 16.41%. Relative performance benefited from a significant underweight to the struggling renewable and alternative energy industry, as the industry was the benchmark’s weakest performer. The Portfolio’s overweight exposure to utilities was also successful as industries seen as defensive plays fared well in 2011.

Conversely, the Portfolio’s performance versus the Index was hurt primarily due to stock selection among precious metals companies after holdings in Eastern Platinum and gold miner Agnico-Eagle Mines underperformed. Stock selection was also weak in the engineering and construction industry. McDermott International and Foster Wheeler struggled in a stagnant economy that delayed the types of infrastructure projects that are the center of their business. Holdings in industrial metals also detracted.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Lipper (VUF) Natural Resources Fund Index is an unmanaged index that consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Wellington Management Hedged Equity Portfolio	December 31, 2011

Report of the Investment Managers - As of December 31, 2011

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-3.46%	-2.13%	0.65%
Blended Index	-1.62	-0.81	2.49
S&P 500 Index	2.09	-0.25	2.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Note: The AST Wellington Management Hedged Equity Portfolio, formerly the AST Aggressive Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective May 1, 2011.

For the year ended December 31, 2011, the AST Wellington Management Hedged Equity Portfolio declined 3.46%. The one-year return only partially reflects the current management and operation of the Portfolio.

The Portfolio’s investment objective is to outperform the Blended Index (described below) over a full market cycle by preserving capital in adverse markets through utilization of an options strategy, while maintaining equity exposure to benefit from up markets through investing in Wellington Management’s equity strategies. The Portfolio is subadvised by Wellington Management Company, LLP.

It was a challenging year for stock markets in the United States and abroad. Both the U.S. equity market (as measured by the S&P 500 Index) and stock markets of economically developed nations other than the United States and Canada (as measured by the MSCI EAFE Index GD) had gained early in the period. But increasing concerns about a worsening sovereign-debt crisis in the euro zone and deteriorating global economic prospects pressured stock prices, causing both indexes to post consecutive monthly declines from May through September. The U.S. stock market rebounded far more strongly in the fourth quarter of 2011 than markets of the other developed nations as a whole. Therefore, the S&P 500 Index managed to deliver a slight gain for the year, including dividends. By contrast, the MSCI EAFE Index GD ended 2011 with a double-digit decline in U.S. dollar terms.

From May 2, 2011 (the day that Wellington Management assumed responsibility for the Portfolio) through December 31, 2011, the Portfolio’s performance versus the Blended Index was negatively affected by its equity strategy. Nine of the 10 sectors in the equity strategy detracted from its relative performance, particularly poor stock selection in information technology, energy, and materials. However, this was partially offset by favorable stock selection in, and an underweight exposure to, the financials sector, which was hard hit by the euro zone crisis.

Two other factors also aided the Portfolio. It benefited from having an allocation to cash in a declining market, which helped preserve capital. Its options strategy also made money in aggregate, providing a measure of protection to the Portfolio as the stock market declined.

At the end of the period, the Portfolio’s largest overweight exposures, compared to the Blended Index, were in the information technology, consumer discretionary, and industrials sectors. It was most underweight in the consumer staples, utilities, and financials sectors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and BofA ML 3-Month U.S. Treasury Bill Index (30%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2011

AST American Century Income & Growth
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	4.0%
Chevron Corp.	2.6%
International Business Machines Corp.	2.4%
Apple, Inc.	2.4%
Microsoft Corp.	2.3%

AST BlackRock Global Strategies
Allocation	(% of Net Assets	)
Common Stocks	24.4%
Corporate Bonds	15.9%
U.S. Treasury Obligations	8.9%
Exchange Traded Funds	6.2%
U.S. Government Mortgage-Backed Obligations	6.0%

AST BlackRock Value
Five Largest Holdings	(% of Net Assets	)
Pfizer, Inc.	3.5%
Chevron Corp.	2.6%
Microsoft Corp.	2.1%
Amgen, Inc.	1.8%
Tyco International Ltd. (Switzerland)	1.7%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	11.8%
Equity Residential, REIT	6.4%
HCP, Inc., REIT	4.7%
Public Storage, REIT	4.4%
Boston Properties, Inc., REIT	4.3%

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets	)
Dynavax Technologies Corp.	5.8%
Cubist Pharmaceuticals, Inc.	2.9%
Kenexa Corp.	2.1%
CommVault Systems, Inc.	2.0%
International Meal Co. Holdings SA (Brazil)	2.0%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	8.3%
QUALCOMM, Inc.	5.9%
American Tower Corp. (Class A Stock)	5.4%
Google, Inc. (Class A Stock)	5.1%
Schlumberger Ltd. (Netherlands)	4.4%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	4.6%
JPMorgan Chase & Co.	4.0%
Pfizer, Inc.	3.5%
Exxon Mobil Corp.	3.3%
Merck & Co., Inc.	2.7%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp. (Class A Stock)	2.8%
PVH Corp.	2.5%
C.R. Bard, Inc.	2.3%
Cameron International Corp.	2.3%
PetSmart, Inc.	2.2%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	4.6%
iShares Russell 2000 Index Fund	3.4%
El Paso Electric Co.	2.2%
Southwest Gas Corp.	2.0%
American Campus Communities, Inc.	1.3%

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	83.5%
Bank Loans	5.6%
Preferred Stocks	0.4%
Commercial Mortgage-Backed Security	0.1%
Common Stocks	0.1%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Standard Chartered PLC (United Kingdom)	2.4%
ASML Holding NV (Netherlands)	2.4%
Novo Nordisk A/S (Denmark) (Class B Stock)	2.2%
Julius Baer Group Ltd. (Switzerland)	2.1%
Samsung Electronics Co. Ltd. (South Korea)	2.1%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	1.9%
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	1.8%
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.4%
KDDI Corp. (Japan)	1.2%
Novo Nordisk A/S (Denmark) (Class B Stock)	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2011

AST JPMorgan International Equity
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	3.4%
Vodafone Group PLC (United Kingdom)	2.5%
Nestle SA (Switzerland)	2.5%
Total SA (France)	2.3%
Standard Chartered PLC (United Kingdom)	2.3%

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.2%
Wells Fargo & Co.	3.1%
Pfizer, Inc.	2.5%
Johnson & Johnson	2.2%
ConocoPhillips	2.2%

AST Marsico Capital Growth
Five Largest Holdings	(% of Net Assets	)
TJX Cos., Inc. (The)	4.6%
Apple, Inc.	4.0%
Starbucks Corp.	3.9%
Praxair, Inc.	3.5%
NIKE, Inc. (Class B Stock)	3.3%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Linde AG (Germany)	3.1%
Nestle SA (Switzerland)	3.1%
Walt Disney Co. (The)	2.7%
Reckitt Benckiser Group PLC (United Kingdom)	2.4%
Diageo PLC (United Kingdom)	2.3%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	6.9%
Google, Inc. (Class A Stock)	4.8%
Danaher Corp.	3.1%
Oracle Corp.	2.6%
American Tower Corp. (Class A Stock)	2.5%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
URS Corp.	2.1%
Lincoln National Corp.	2.1%
Sonoco Products Co.	2.1%
Allstate Corp. (The)	2.1%
Duke Realty Corp.	2.0%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Alexion Pharmaceuticals, Inc.	2.2%
Dollar Tree, Inc.	2.0%
Fastenal Co.	1.9%
Ross Stores, Inc.	1.7%
Stericycle, Inc.	1.6%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Safeway, Inc.	2.3%
Zimmer Holdings, Inc.	1.5%
Best Buy Co., Inc.	1.4%
State Street Corp.	1.3%
Huntington Bancshares, Inc.	1.1%

AST Parametric Emerging Markets Equity
Five Largest Holdings	% of Net Assets	)
Vanguard MSCI Emerging Markets	2.3%
MTN Group Ltd. (South Africa)	1.1%
Gazprom OAO (Russia), ADR	1.1%
Samsung Electronics Co. Ltd. (South Korea)	1.0%
America Movil SAB de CV (Mexico) (Class L Stock)	0.9%

AST Small Cap Growth
Five Largest Holdings	(% of Net Assets	)
Genesco, Inc.	4.0%
Lufkin Industries, Inc.	3.1%
Vitamin Shoppe, Inc.	2.1%
Shuffle Master, Inc.	2.1%
Triumph Group, Inc.	2.0%

AST Small Cap Value
Five Largest Holdings	(% of Net Assets	)
Great Plains Energy, Inc.	1.0%
Portland General Electric Co.	0.9%
Triumph Group, Inc.	0.9%
Mid-America Apartment Communities, Inc.	0.8%
Pantry, Inc. (The)	0.7%

AST T. Rowe Price Equity Income
Five Largest Holdings	(% of Net Assets	)
Chevron Corp.	2.9%
General Electric Co.	2.6%
Exxon Mobil Corp.	2.4%
JPMorgan Chase & Co.	2.3%
Royal Dutch Shell PLC (United Kingdom), ADR	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2011

AST T. Rowe Price Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	52.6%
U.S. Government Mortgage-Backed Securities	15.1%
Corporate Obligations	14.2%
U.S. Treasury Obligations	7.0%
Commercial Mortgage-Backed Securities	2.0%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	8.3%
Google, Inc. (Class A Stock)	5.3%
Amazon.com, Inc.	3.4%
Danaher Corp.	3.2%
priceline.com, Inc.	2.9%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
Schlumberger Ltd. (Netherlands)	4.6%
Cameron International Corp.	2.9%
Chevron Corp.	2.6%
FMC Technologies, Inc.	2.5%
Potash Corp. of Saskatchewan, Inc. (Canada)	2.3%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	4.5%
iShares MSCI EAFE Index Fund	2.3%
Cisco Systems, Inc.	1.6%
Occidental Petroleum Corp.	1.6%
Wells Fargo & Co.	1.6%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2011

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST American Century Income & Growth	Actual	$1,000.00	$968.10	0.88%	$4.37
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST BlackRock Global Strategies	Actual	$1,000.00	$947.80	1.11%	$5.45
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST BlackRock Value	Actual	$1,000.00	$927.00	0.95%	$4.61
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST Cohen & Steers Realty	Actual	$1,000.00	$961.30	1.13%	$5.59
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Federated Aggressive Growth	Actual	$1,000.00	$830.20	1.13%	$5.21
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$923.90	1.00%	$4.85
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Goldman Sachs Large-Cap Value	Actual	$1,000.00	$893.90	0.85%	$4.06
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$929.50	1.14%	$5.54
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$950.40	1.16%	$5.70
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90
AST High Yield	Actual	$1,000.00	$989.00	0.86%	$4.31
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
AST International Growth	Actual	$1,000.00	$864.10	1.00%	$4.70
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST International Value	Actual	$1,000.00	$826.60	1.13%	$5.20
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2011

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST JPMorgan International Equity	Actual	$1,000.00	$860.00	1.06%	$4.97
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
AST Large-Cap Value	Actual	$1,000.00	$932.60	0.79%	$3.85
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
AST Marsico Capital Growth	Actual	$1,000.00	$932.60	0.99%	$4.82
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST MFS Global Equity	Actual	$1,000.00	$898.80	1.19%	$5.70
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST MFS Growth	Actual	$1,000.00	$951.10	0.88%	$4.33
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST Mid-Cap Value	Actual	$1,000.00	$903.70	1.10%	$5.28
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$929.00	1.03%	$5.01
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Neuberger Berman/LSV Mid-Cap Value	Actual	$1,000.00	$908.70	1.04%	$5.00
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Parametric Emerging Markets Equity	Actual	$1,000.00	$798.60	1.50%	$6.80
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
AST Small Cap Growth	Actual	$1,000.00	$877.90	1.04%	$4.92
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Small Cap Value	Actual	$1,000.00	$895.60	1.06%	$5.06
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
AST T. Rowe Price Equity Income	Actual	$1,000.00	$934.40	0.87%	$4.24
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST T. Rowe Price Global Bond	Actual	$1,000.00	$999.10	0.93%	$4.69
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$939.00	0.98%	$4.79
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST T. Rowe Price Natural Resources	Actual	$1,000.00	$833.40	1.04%	$4.81
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Wellington Management Hedged Equity	Actual	$1,000.00	$923.00	1.23%	$5.96
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2011, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 96.5%
COMMON STOCKS	Shares	Value (Note 2)

Advertising
Interpublic Group of Cos., Inc. (The)	5,648	$54,955

Aerospace — 3.3%
General Dynamics Corp.	39,116	2,597,694
Lockheed Martin Corp.(a)	825	66,742
Northrop Grumman Corp.	48,864	2,857,567
Raytheon Co.	3,528	170,685
United Technologies Corp.	50,322	3,678,035

		9,370,723

Automobile Manufacturers — 0.5%
Ford Motor Co.*(a)	137,709	1,481,749

Automotive Parts — 0.5%
TRW Automotive Holdings Corp.*	39,763	1,296,274

Beverages — 2.6%
Coca-Cola Co. (The)	20,642	1,444,321
Coca-Cola Enterprises, Inc.	25,076	646,459
Constellation Brands, Inc. (Class A Stock)*	118,429	2,447,927
Dr. Pepper Snapple Group, Inc.	64,430	2,543,696
PepsiCo, Inc.	3,367	223,400

		7,305,803

Biotechnology — 1.7%
Amgen, Inc.	39,456	2,533,470
Biogen Idec, Inc.*	20,755	2,284,088

		4,817,558

Cable Television — 1.1%
Comcast Corp. (Class A Stock)	128,483	3,046,332

Chemicals — 2.7%
CF Industries Holdings, Inc.	18,113	2,626,023
Monsanto Co.	41,720	2,923,320
PPG Industries, Inc.	24,676	2,060,199

		7,609,542

Commercial Services — 0.3%
Convergys Corp.*(a)	42,406	541,525
Towers Watson & Co. (Class A Stock)	5,511	330,274

		871,799

Computer Hardware — 6.4%
Apple, Inc.*	16,743	6,780,915
Dell, Inc.*	170,877	2,499,930
International Business Machines Corp.	37,494	6,894,397
Seagate Technology PLC (Ireland)	25,756	422,398
Western Digital Corp.*	44,958	1,391,450

		17,989,090

Computer Services & Software — 3.9%
Accenture PLC (Ireland) (Class A Stock)	40,917	2,178,012
Computer Sciences Corp.	45,157	1,070,221
Intuit, Inc.	5,150	270,838
Lexmark International, Inc. (Class A Stock)	8,639	285,692
Microsoft Corp.	248,670	6,455,473
Synopsys, Inc.*	23,909	650,325

		10,910,561

Conglomerates — 2.1%
Philip Morris International, Inc.	74,179	5,821,568

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Products & Services — 4.0%
Johnson & Johnson	90,724	$5,949,680
Kimberly-Clark Corp.	26,552	1,953,165
Procter & Gamble Co. (The)	33,091	2,207,501
Reynolds American, Inc.	27,106	1,122,731

		11,233,077

Diversified Financial Services — 1.8%
American Express Co.	38,592	1,820,385
BlackRock, Inc.	1,896	337,943
CME Group, Inc.	1,905	464,191
Janus Capital Group, Inc.(a)	96,208	607,072
Legg Mason, Inc.(a)	64,763	1,557,550
NASDAQ OMX Group, Inc. (The)*	15,857	388,655

		5,175,796

Educational Services — 0.8%
ITT Educational Services, Inc.*(a)	41,789	2,377,376

Electric — 1.6%
American Electric Power Co., Inc.	5,864	242,242
Consolidated Edison, Inc.(a)	12,128	752,300
FirstEnergy Corp.	51,523	2,282,469
Public Service Enterprise Group, Inc.	39,245	1,295,477

		4,572,488

Electronic Components & Equipment — 3.8%
Emerson Electric Co.	18,779	874,914
Garmin Ltd. (Switzerland)	2,465	98,132
General Electric Co.	258,538	4,630,416
Parker Hannifin Corp.	32,056	2,444,270
TE Connectivity Ltd. (Switzerland)	61,807	1,904,274
Vishay Intertechnology, Inc.*	98,407	884,679

		10,836,685

Electronic Equipment & Instruments — 0.2%
Jabil Circuit, Inc.	21,279	418,345
Tech Data Corp.*	1,348	66,605

		484,950

Energy Services — 0.3%
Integrys Energy Group, Inc.	17,743	961,316

Engineering & Construction — 0.6%
Fluor Corp.	8,333	418,733
URS Corp.*	39,648	1,392,438

		1,811,171

Entertainment & Leisure — 0.5%
Polaris Industries, Inc.	25,701	1,438,742

Financial – Bank & Trust — 2.7%
U.S. Bancorp	105,552	2,855,182
Wells Fargo & Co.	172,303	4,748,671

		7,603,853

Financial Services — 2.5%
Bank of New York Mellon Corp. (The)	137,621	2,740,034
JPMorgan Chase & Co.	126,843	4,217,530

		6,957,564

Food — 3.1%
Campbell Soup Co.(a)	20,023	665,564
ConAgra Foods, Inc.	95,215	2,513,676
H.J. Heinz Co.	2,364	127,751

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food (continued)
Hershey Co. (The)(a)	30,707	$1,897,078
Smithfield Foods, Inc.*	46,277	1,123,606
Tyson Foods, Inc. (Class A Stock)	109,398	2,257,975

		8,585,650

Food & Staples Retailing — 0.2%
SUPERVALU, Inc.(a)	79,431	644,980

Healthcare Products — 0.3%
Medtronic, Inc.	5,092	194,769
Zimmer Holdings, Inc.*	11,062	590,932

		785,701

Healthcare Services — 2.5%
Humana, Inc.	28,762	2,519,839
UnitedHealth Group, Inc.	68,051	3,448,825
WellCare Health Plans, Inc.*	11,300	593,250
WellPoint, Inc.	7,433	492,436

		7,054,350

Insurance — 3.9%
ACE Ltd. (Switzerland)	46,343	3,249,571
Allied World Assurance Co. Holdings AG (Switzerland)	23,356	1,469,793
American Financial Group, Inc.	61,374	2,264,087
Berkshire Hathaway, Inc. (Class B Stock)*	12,160	927,808
Marsh & McLennan Cos., Inc.	5,599	177,040
Principal Financial Group, Inc.	111,808	2,750,477

		10,838,776

Internet Services — 2.4%
AOL, Inc.*	55,892	843,969
Cisco Systems, Inc.	42,261	764,079
Expedia, Inc.*(a)	42,189	1,224,325
Google, Inc. (Class A Stock)*	4,026	2,600,393
Symantec Corp.*	43,901	687,051
TripAdvisor, Inc.(a)	30,125	759,451

		6,879,268

Machinery & Equipment — 0.3%
AGCO Corp.*	9,459	406,453
Sauer-Danfoss, Inc.*	15,339	555,425

		961,878

Media — 2.1%
CBS Corp. (Class B Stock)	103,488	2,808,664
Time Warner, Inc.	87,399	3,158,600

		5,967,264

Medical Supplies & Equipment — 0.5%
Becton, Dickinson and Co.	19,011	1,420,502

Metals & Mining — 1.7%
Caterpillar, Inc.	16,241	1,471,435
Freeport-McMoRan Copper & Gold, Inc.	89,682	3,299,401

		4,770,836

Oil & Gas — 12.1%
Chevron Corp.	68,456	7,283,718
ConocoPhillips	67,200	4,896,864
Exxon Mobil Corp.	131,689	11,161,960
Halliburton Co.	2,739	94,523
Helix Energy Solutions Group, Inc.*	139,907	2,210,531

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas (continued)
Marathon Oil Corp.	73,100	$2,139,637
Marathon Petroleum Corp.	12,037	400,712
National Oilwell Varco, Inc.	18,086	1,229,667
Occidental Petroleum Corp.	10,930	1,024,141
Tesoro Corp.*(a)	21,681	506,468
Transocean Ltd. (Switzerland)	9,016	346,124
Valero Energy Corp.	118,315	2,490,531
W&T Offshore, Inc.(a)	17,241	365,682

		34,150,558

Paper & Forest Products — 1.0%
Domtar Corp.	25,859	2,067,686
International Paper Co.	20,829	616,538

		2,684,224

Pharmaceuticals — 5.6%
Abbott Laboratories	69,735	3,921,199
Bristol-Myers Squibb Co.	23,676	834,342
Eli Lilly & Co.	77,065	3,202,821
Merck & Co., Inc.	55,783	2,103,019
Pfizer, Inc.	259,091	5,606,729

		15,668,110

Railroads — 0.4%
CSX Corp.	48,586	1,023,221

Real Estate Investment Trusts — 0.8%
BRE Properties, Inc.	705	35,588
Public Storage	3,971	533,941
Rayonier, Inc.	12,472	556,625
Simon Property Group, Inc.	8,905	1,148,211
Taubman Centers, Inc.	1,254	77,873

		2,352,238

Restaurants — 0.4%
McDonald’s Corp.	11,220	1,125,703

Retail — 2.1%
Best Buy Co., Inc.	79,264	1,852,400
Brinker International, Inc.	8,061	215,712
Dillard’s, Inc. (Class A Stock)	28,565	1,281,997
GameStop Corp. (Class A Stock)*(a)	90,468	2,182,993
PetSmart, Inc.	3,544	181,772
Yum! Brands, Inc.	5,126	302,485

		6,017,359

Retail & Merchandising — 3.5%
Cash America International, Inc.	42,387	1,976,506
Home Depot, Inc. (The)	91,189	3,833,586
Macy’s, Inc.	80,191	2,580,546
Walgreen Co.(a)	34,731	1,148,207
Wal-Mart Stores, Inc.	5,086	303,939

		9,842,784

Semiconductors — 2.4%
Applied Materials, Inc.	84,026	899,918
Intel Corp.	219,550	5,324,087
Teradyne, Inc.*(a)	44,874	611,633

		6,835,638

Software — 1.4%
Activision Blizzard, Inc.	140,758	1,734,139

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Oracle Corp.	81,774	$2,097,503

		3,831,642

Telecommunications — 4.2%
AT&T, Inc.	173,677	5,251,992
Motorola Solutions, Inc.	7,369	341,111
Telephone & Data Systems, Inc.(a)	33,934	878,551
Verizon Communications, Inc.	131,233	5,265,068

		11,736,722

Transportation — 0.8%
United Parcel Service, Inc. (Class B Stock)	29,539	2,161,959

Utilities — 0.9%
Ameren Corp.	20,437	677,078
Entergy Corp.	26,384	1,927,351

		2,604,429

TOTAL LONG-TERM INVESTMENTS (cost $260,737,388)		271,972,764

SHORT-TERM INVESTMENTS — 9.0%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $25,251,542; includes $16,338,999 of cash collateral for securities on loan)(b)(w)(Note 4)	25,251,542	25,251,542

TOTAL INVESTMENTS — 105.5% (cost $285,988,930)		297,224,306
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.5)%		(15,437,358)

NET ASSETS — 100.0%		$281,786,948

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,800,662; cash collateral of $16,338,999 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation(1)
Long Position:
44	S&P 500 E-Mini	Mar. 2012	$2,748,650	$2,755,720	$7,070

(1)	Cash of $176,000 has been segregated with the broker to cover requirements for open contracts at December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$271,972,764	$—	$—
Affiliated Money Market Mutual Fund	25,251,542	—	—
Other Financial Instruments*
Futures	7,070	—	—

Total	$297,231,376	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Oil & Gas	12.1%
Affiliated Money Market Mutual Fund (5.8% represents investments purchased with collateral from securities on loan)	9.0
Computer Hardware	6.4
Pharmaceuticals	5.6
Telecommunications	4.2
Consumer Products & Services	4.0
Computer Services & Software	3.9
Insurance	3.9
Electronic Components & Equipment	3.8
Retail & Merchandising	3.5
Aerospace	3.3
Food	3.1
Chemicals	2.7
Financial – Bank & Trust	2.7
Beverages	2.6
Healthcare Services	2.5
Financial Services	2.5
Internet Services	2.4
Semiconductors	2.4
Retail	2.1
Media	2.1
Conglomerates	2.1
Diversified Financial Services	1.8
Biotechnology	1.7
Metals & Mining	1.7
Electric	1.6
Software	1.4
Cable Television	1.1
Paper & Forest Products	1.0
Utilities	0.9
Educational Services	0.8
Real Estate Investment Trusts	0.8
Transportation	0.8
Engineering & Construction	0.6
Automobile Manufacturers	0.5
Entertainment & Leisure	0.5

Medical Supplies & Equipment	0.5%
Automotive Parts	0.5
Restaurants	0.4
Railroads	0.4
Machinery & Equipment	0.3
Energy Services	0.3
Commercial Services	0.3
Healthcare Products	0.3
Food & Staples Retailing	0.2
Electronic Equipment & Instruments	0.2

105.5
Liabilities in excess of other assets	(5.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker-variation margin	$7,070	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$139,804

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(22,230)

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $794,470.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $15,800,662:
Unaffiliated investments (cost $260,737,388)	$271,972,764
Affiliated investments (cost $25,251,542)	25,251,542
Deposit with broker	176,000
Receivable for investments sold	4,680,661
Receivable for fund share sold	3,615,869
Dividends and interest receivable	317,727
Prepaid expenses	1,854

Total Assets	306,016,417

LIABILITIES:
Payable to broker for collateral for securities on loan	16,338,999
Payable for investments purchased	7,732,436
Advisory fees payable	94,301
Accrued expenses and other liabilities	49,172
Due to broker-variation margin	10,560
Shareholder servicing fees payable	3,043
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	324
Payable to custodian	126

Total Liabilities	24,229,469

NET ASSETS	$281,786,948

Net assets were comprised of:
Paid-in capital	$326,048,343
Retained earnings	(44,261,395)

Net assets, December 31, 2011	$281,786,948

Net asset value and redemption price per share, $281,786,948 / 21,613,313 outstanding shares of beneficial interest	$13.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $14,927 foreign withholding tax)	$6,331,450
Affiliated income from securities lending, net	48,858
Affiliated dividend income	3,204
Unaffiliated interest income	227

6,383,739

EXPENSES
Advisory fees	2,101,080
Shareholder servicing fees and expenses	280,144
Custodian and accounting fees	86,000
Audit fees	23,000
Trustees’ fees	13,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	3,000
Loan interest expense (Note 7)	2,112
Miscellaneous	7,992

Total expenses	2,548,328
Less: advisory fee waivers and/or expense reimbursement	(51,534)

Net expenses	2,496,794

NET INVESTMENT INCOME	3,886,945

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	18,840,822
Futures transactions	139,804

18,980,626

Net change in unrealized appreciation (depreciation) on:
Investments	(21,953,330)
Futures	(22,230)

(21,975,560)

NET LOSS ON INVESTMENTS	(2,994,934)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$892,011

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,886,945	$2,794,521
Net realized gain on investment transactions	18,980,626	8,337,061
Net change in unrealized appreciation (depreciation) on investments	(21,975,560)	18,118,046

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	892,011	29,249,628

DISTRIBUTIONS	(2,796,135)	(2,818,909)

FUND SHARE TRANSACTIONS:
Fund share sold [11,835,189 and 7,094,818 shares, respectively]	151,100,958	82,521,061
Fund share issued in reinvestment of distributions [216,755 and 254,185 shares, respectively]	2,796,135	2,818,909
Fund share repurchased [11,756,819 and 4,333,880 shares, respectively]	(141,190,273)	(47,998,494)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	12,706,820	37,341,476

CAPITAL CONTRIBUTIONS (NOTE 4):
Proceeds from regulatory settlement	23,240	—

TOTAL INCREASE IN NET ASSETS	10,825,936	63,772,195
NET ASSETS:
Beginning of year	270,961,012	207,188,817

End of year	$281,786,948	$270,961,012

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 65.3%
COMMON STOCKS — 24.4%	Shares	Value (Note 2)

Aerospace & Defense — 1.0%
General Dynamics Corp.	23,000	$1,527,430
Lockheed Martin Corp.	20,000	1,618,000
Northrop Grumman Corp.	26,000	1,520,480
Raytheon Co.	32,000	1,548,160
United Technologies Corp.	59,619	4,357,553

		10,571,623

Agriculture — 0.1%
Lorillard, Inc.	13,000	1,482,000

Airlines — 0.1%
Southwest Airlines Co.	111,000	950,160

Apparel — 0.1%
Coach, Inc.	23,000	1,403,920

Auto Parts & Equipment — 0.2%
Delphi Automotive PLC Corp. ACT Transf (United Kingdom)*	28,421	596,884
Delphi Automotive PLC Corp. ACT Transf (United Kingdom)*	66,315	1,357,004

		1,953,888

Automobile Manufacturers — 0.6%
Daimler AG (Germany)	57,161	2,509,417
Nissan Motor Co. Ltd. (Japan)	396,600	3,565,639

		6,075,056

Beverages — 0.8%
Anheuser-Busch InBev NV (Belgium)	58,003	3,551,196
Coca-Cola Co. (The)	49,404	3,456,798
Coca-Cola Enterprises, Inc.	16,000	412,480
Constellation Brands, Inc. (Class A Stock)*	29,000	599,430
Dr. Pepper Snapple Group, Inc.	29,000	1,144,920

		9,164,824

Biotechnology — 0.7%
Amgen, Inc.	27,000	1,733,670
Biogen Idec, Inc.*	14,000	1,540,700
Gilead Sciences, Inc.*	39,000	1,596,270
Myriad Genetics, Inc.*	21,000	439,740
Vertex Pharmaceuticals, Inc.*	68,390	2,271,232

		7,581,612

Chemicals — 0.7%
CF Industries Holdings, Inc.	10,000	1,449,800
Linde AG (Germany)	16,187	2,408,200
LyondellBasell Industries NV (Netherlands) (Class A Stock)	40,000	1,299,600
Nitto Denko Corp. (Japan)	61,700	2,207,637
Rockwood Holdings, Inc.*	9,000	354,330

		7,719,567

Commercial Banks — 0.9%
Capital One Financial Corp.	16,000	676,640
Goldman Sachs Group, Inc. (The)	14,914	1,348,673
ICICI Bank Ltd. (India), ADR	87,300	2,307,339
UBS AG (Switzerland)*	222,821	2,652,123
Wells Fargo & Co.	83,493	2,301,067

		9,285,842

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies — 0.5%
Apollo Group, Inc. (Class A Stock)*	27,000	$1,454,490
Career Education Corp.*	28,000	223,160
ITT Educational Services, Inc.*	13,000	739,570
Total System Services, Inc.	66,000	1,290,960
Western Union Co. (The)	82,000	1,497,320

		5,205,500

Computer Services & Software — 0.8%
Activision Blizzard, Inc.	393,650	4,849,768
Microsoft Corp.	104,000	2,699,840
Symantec Corp.*	90,000	1,408,500

		8,958,108

Computers & Peripherals — 1.4%
Apple, Inc.*	13,438	5,442,390
Cadence Design Systems, Inc.*	78,000	811,200
Dell, Inc.*	105,000	1,536,150
EMC Corp.*	137,243	2,956,214
International Business Machines Corp.	6,000	1,103,280
Lexmark International, Inc. (Class A Stock)	29,000	959,030
Seagate Technology PLC (Ireland)	70,000	1,148,000
Spansion, Inc. (Class A Stock)*	23,323	193,114
Western Digital Corp.*	40,000	1,238,000

		15,387,378

Construction & Engineering — 0.4%
Chicago Bridge & Iron Co. NV (Netherlands)	11,000	415,800
Fluor Corp.	25,000	1,256,250
Foster Wheeler AG (Switzerland)*	104,200	1,994,388
KBR, Inc.	24,000	668,880

		4,335,318

Consumer Products & Services — 0.5%
Procter & Gamble Co. (The)	9,000	600,390
Reckitt Benckiser Group PLC (United
Kingdom)	97,543	4,817,163

		5,417,553

Containers & Packaging
Sealed Air Corp.	9,000	154,890

Diversified Financial Services — 0.3%
Discover Financial Services	58,000	1,392,000
IntercontinentalExchange, Inc.*	6,000	723,300
NASDAQ OMX Group, Inc. (The)*	50,000	1,225,500

		3,340,800

Electric — 0.2%
AES Corp. (The)*	100,000	1,184,000
Ameren Corp.	12,000	397,560
NRG Energy, Inc.*	51,000	924,120

		2,505,680

Electrical Equipment — 0.2%
Schneider Electric SA (France)	50,673	2,667,932

Electronic Components & Equipment — 0.2%
Nidec Corp. (Japan)	31,100	2,703,118

Electronic Equipment & Instruments — 0.1%
Vishay Intertechnology, Inc.*	71,000	638,290

Entertainment & Leisure — 0.2%
Polaris Industries, Inc.	8,000	447,840

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Entertainment & Leisure (continued)
Tyco International Ltd. (Switzerland)	33,000	$1,541,430

		1,989,270

Foods — 0.5%
ConAgra Foods, Inc.	57,000	1,504,800
Kroger Co. (The)	64,000	1,550,080
Safeway, Inc.	65,000	1,367,600
Smithfield Foods, Inc.*	34,000	825,520

		5,248,000

Healthcare Products — 0.6%
Johnson & Johnson	103,017	6,755,855

Healthcare Providers & Services — 1.0%
Aetna, Inc.	37,000	1,561,030
AMERIGROUP Corp.*	9,000	531,720
CIGNA Corp.	28,000	1,176,000
Coventry Health Care, Inc.*	29,000	880,730
Health Management Associates, Inc. (Class A Stock)*	110,000	810,700
Humana, Inc.	17,000	1,489,370
McKesson Corp.	11,000	857,010
UnitedHealth Group, Inc.	33,000	1,672,440
WellPoint, Inc.	21,000	1,391,250

		10,370,250

Hotels, Restaurants & Leisure — 0.4%
Sands China Ltd. (Cayman Islands)*	932,800	2,636,284
Wyndham Worldwide Corp.	38,000	1,437,540

		4,073,824

Insurance — 0.2%
Assurant, Inc.	25,000	1,026,500
ING Groep NV (Netherlands), CVA*	154,636	1,112,763
Unum Group	13,000	273,910

		2,413,173

Internet Software & Services — 0.2%
Expedia, Inc.*	25,500	740,010
TIBCO Software, Inc.*	46,000	1,099,860
TripAdvisor, Inc.	25,500	642,855

		2,482,725

Machinery & Equipment — 0.2%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (China) (Class H Stock)	1,701,000	1,830,963

Manufacturing — 0.3%
General Electric Co.	35,000	626,850
SPX Corp.	49,154	2,962,512

		3,589,362

Media — 1.1%
CBS Corp. (Class B Stock)	54,000	1,465,560
Charter Communications, Inc. (Class A Stock)*	25,000	1,423,500
Comcast Corp. (Class A Stock)	213,183	5,054,569
DIRECTV (Class A Stock)*	45,954	1,964,993
DISH Network Corp. (Class A Stock)	38,000	1,082,240
Time Warner Cable, Inc.	24,000	1,525,680

		12,516,542

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 0.2%
Rio Tinto PLC (United Kingdom)	43,870	$2,129,049

Oil, Gas & Consumable Fuels — 1.7%
Chevron Corp.	8,000	851,200
ConocoPhillips	21,000	1,530,270
Exxon Mobil Corp.	35,000	2,966,600
Halliburton Co.	76,013	2,623,209
Hollyfrontier Corp.	54,000	1,263,600
Marathon Oil Corp.	56,000	1,639,120
Murphy Oil Corp.	17,000	947,580
OGX Petroleo e Gas Participacoes SA (Brazil)*	330,300	2,411,841
Tesoro Corp.*	55,000	1,284,800
Tullow Oil PLC (United Kingdom)	67,123	1,461,462
Valero Energy Corp.	69,000	1,452,450

		18,432,132

Paper & Forest Products — 0.2%
Domtar Corp.	3,000	239,880
International Paper Co.	30,000	888,000
MeadWestvaco Corp.	29,000	868,550

		1,996,430

Pharmaceuticals — 3.0%
Abbott Laboratories	40,000	2,249,200
AmerisourceBergen Corp.	34,000	1,264,460
Bristol-Myers Squibb Co.	53,000	1,867,720
Cardinal Health, Inc.	28,000	1,137,080
Eli Lilly & Co.	45,000	1,870,200
Forest Laboratories, Inc.*	34,000	1,028,840
Herbalife Ltd. (Cayman Islands)	22,000	1,136,740
Novartis AG (Switzerland)	120,177	6,870,547
Pfizer, Inc.	388,655	8,410,494
Sanofi (France)	88,434	6,495,347

		32,330,628

Retail & Merchandising — 1.2%
AutoZone, Inc.*	9,432	3,065,117
Bed Bath & Beyond, Inc.*	23,000	1,333,310
Foot Locker, Inc.	51,000	1,215,840
Limited Brands, Inc.	30,000	1,210,500
Macy’s, Inc.	11,000	353,980
PetSmart, Inc.	26,000	1,333,540
Swatch Group AG (The) (Switzerland)	8,069	3,019,540
Williams-Sonoma, Inc.	28,000	1,078,000

		12,609,827

Semiconductors & Semiconductor Equipment — 1.8%
Altera Corp.	34,000	1,261,400
Applied Materials, Inc.	114,000	1,220,940
Avago Technologies Ltd. (Singapore)	5,000	144,300
Fairchild Semiconductor International, Inc.*	45,000	541,800
Infineon Technologies AG (Germany)	281,906	2,122,003
Intel Corp.	35,000	848,750
KLA-Tencor Corp.	28,000	1,351,000
Lam Research Corp.*	59,155	2,189,918
Maxim Integrated Products, Inc.	50,000	1,302,000
Novellus Systems, Inc.*	32,000	1,321,280
NVIDIA Corp.*	89,000	1,233,540
Teradyne, Inc.*	83,000	1,131,290
Veeco Instruments, Inc.*	41,664	866,611

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	118,525	$3,799,912

		19,334,744

Telecommunications — 0.9%
AT&T, Inc.	17,000	514,080
MetroPCS Communications, Inc.*	73,000	633,640
Motorola Solutions, Inc.	32,000	1,481,280
MTN Group Ltd. (South Africa)	114,446	2,037,686
Rogers Communications, Inc. (Canada) (Class B Stock)	142,811	5,502,166

		10,168,852

Tobacco — 0.9%
Imperial Tobacco Group PLC (United Kingdom)	123,265	4,661,298
Philip Morris International, Inc.	58,548	4,594,847

		9,256,145

TOTAL COMMON STOCKS (cost $282,083,506)		265,030,830

EXCHANGE TRADED FUNDS — 6.2%
Energy Select Sector SPDR Fund	356,500	24,644,845
SPDR Barclays Capital High Yield Bond(a)	235,000	9,035,750
Technology Select Sector SPDR Fund(a)	952,000	24,228,400
Vanguard MSCI Emerging Markets(a)	262,924	10,046,326

TOTAL EXCHANGE TRADED FUNDS (cost $68,863,067)		67,955,321

PREFERRED STOCKS — 0.3%
Auto Parts & Equipment — 0.1%
Dana Holding Corp., Series B, CVT, 4.000%	8,500	911,625

Commercial Banks — 0.2%
Ally Financial, Inc., 1.750%	1,798	1,288,998
GMAC Capital Trust I, Series 2, 8.125%	28,340	548,096

		1,837,094

TOTAL PREFERRED STOCKS (cost $3,512,243)		2,748,719

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.0%
Access Group, Inc.,
Series 2002-A, Class A1
0.964%	(c)	09/25/25	Baa1	$86	86,004
Series 2004-A, Class A2
0.678%	(c)	04/25/29	Baa1	568	535,388
Series 2005-1, Class A1
0.650%	(c)	06/22/18	Aa3	241	239,769
AH Mortgage Advance Trust,
Series SART-1, Class A1, 144A
2.630%		05/10/42	AAA(d)	500	497,500
BA Credit Card Trust,
Series 2007-C1, Class C1
0.568%	(c)	06/16/14	A3	600	599,842
Bear Stearns Asset Backed Securities Trust,
Series 2005-HE10, Class A3
0.674%	(c)	11/25/35	Aa2	323	317,422

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust,
Series 2007-C2, Class C2
0.578%	(c)	11/17/14	Ba1	$900	$899,678
Chesapeake Funding LLC,
Series 2009-1, Class A,144A
2.278%	(c)	12/15/20	Aaa	509	509,883
Citibank Credit Card Issuance Trust,
Series 2002-C2, Class C2
6.950%		02/18/14	Baa2	800	805,372
Countrywide Asset-Backed Certificates,
Series 2004-6, Class 2A5
0.684%	(c)	11/25/34	Aa3	525	453,626
Series 2005-BC5, Class 3A3
0.664%	(c)	01/25/36	Baa2	294	277,838
FBR Securitization Trust,
Series 2005-5, Class AV23
0.544%	(c)	11/25/35	Aa2	428	421,787
GMAC Mortgage Servicer Advance Funding Co. Ltd. (Cayman Islands),
Series 2011-1A, Class A, 144A
3.720%		03/15/23	Aaa	300	299,250
GSAMP Trust,
Series 2004-SEA2, Class A2B
0.844%	(c)	03/25/34	Aaa	302	293,876
Home Equity Asset Trust,
Series 2007-2, Class 2A1
0.404%	(c)	07/25/37	A3	307	300,558
HSBC Home Equity Loan Trust,
Series 2007-2, Class AS
0.475%	(c)	07/20/36	Aa1	628	569,210
Keycorp Student Loan Trust,
Series 2005-A, Class 2A3
0.804%	(c)	09/28/26	Aaa	800	772,821
National Collegiate Student Loan Trust,
Series 2005-3, Class A2
0.494%	(c)	09/25/25	Aa1	562	560,594
Option One Mortgage Loan Trust,
Series 2005-2, Class A5
0.624%	(c)	05/25/35	Aaa	167	166,023
Park Place Securities, Inc.,
Series 2005-WCW3, Class A2C
0.674%	(c)	08/25/35	A2	296	272,183
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC5, Class A2
0.564%	(c)	10/25/35	A1	476	456,403
Series 2005-RZ3, Class A2
0.564%	(c)	09/25/35	Aaa	440	420,225
Santander Drive Auto Receivables Trust,
Series 2011-S1A, Class D, 144A
3.100%		05/15/17	BBB(d)	551	546,609
Soundview Home Equity Loan Trust,
Series 2006-EQ1, Class A2
0.404%	(c)	10/25/36	Baa2	267	262,493
Specialty Underwriting & Residential Finance,
Series 2005-BC1, Class M2
0.794%	(c)	12/25/35	Aa2	197	192,906
Structured Asset Securities Corp.,
Series 2007-BC1, Class A2
0.344%	(c)	02/25/37	Aa1	162	156,486

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Wheels SPV LLC,
Series 2009-1, Class A, 144A
1.828%	(c)	03/15/18	Aaa	$299	$300,233

TOTAL ASSET-BACKED SECURITIES (cost $11,214,000)					11,213,979

BANK LOANS(c) — 0.8%
Diversified Financial Services — 0.2%
Nuveen Investments, Inc.,
First Lien Term Loan
6.453%		05/13/17	B2	225	225,562
Springleaf Financial Services,
Term Loan B
5.500%		05/10/17	B2	715	619,816
Vodafone Americas Finance 2, Inc.,
Term Loan A
6.250%		07/11/16(g)	A-(d)	1,400	1,396,500

					2,241,878

Electric
Texas Competitive Electric Holdings Co. LLC,
Term Loan
4.776%		10/10/17	B2	500	315,972

Hotels, Restaurants & Leisure
Caesars Entertainment Operating Co., Inc.,
Term Loan 3
3.499%		01/28/15	B3	198	171,765

Media
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.946%		01/29/16	Caa1	150	110,542
Clear Channel Communications, Inc.,
Tranche Term Loan C
3.946%		01/29/16	Caa1	90	64,575

					175,117

Oil, Gas & Consumable Fuels — 0.2%
Dynegy Gas Co.,
Term Loan
9.250%		08/01/16	B2	1,548	1,566,919
Term Loan B
9.250%		08/01/16	NR	846	850,532

					2,417,451

Paper & Forest Products
Newpage Corp.,
Term Loan (DIP)
8.000%		03/08/13	NR	250	252,500

Real Estate — 0.1%
Realogy Corp.,
Extended FL Term Loan
4.691%		10/10/16	B1	457	407,172
Extended Synthetic Commitment
0.144%		10/10/16	B1	36	32,021

					439,193

Real Estate Investment Trusts — 0.1%
iStar Financial, Inc.,
Tranche A-1 Loan
5.000%		06/28/13	B1	504	499,605

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Telecommunications — 0.2%
Intelsat Jackson Holdings SA (Luxembourg),
Tranche Term Loan B
5.250%		04/02/18	B1	$1,492	$1,485,038
Level 3 Financing, Inc.,
Term Loan B III
5.750%		09/01/18	Ba3	575	564,758

					2,049,796

TOTAL BANK LOANS (cost $8,733,888)					8,563,277

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2002-PB2, Class A4
6.186%		06/11/35	Aaa	73	73,333
Series 2004-6, Class A3
4.512%		12/10/42	AAA(d)	303	307,391
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP6, Class A2
6.460%		10/15/36	Aaa	178	178,643
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133%		04/15/37	Aaa	90	89,971
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%		12/15/39	Aaa	500	533,672
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB13, Class A4
5.278%	(c)	01/12/43	Aaa	575	612,388
LB-UBS Commercial Mortgage Trust,
Series 2002-C2, Class A4
5.594%		06/15/31	Aaa	163	164,078
Series 2006-C4, Class AM
5.890%	(c)	06/15/38	Aa3	500	509,409
Series 2007-C2, Class A3
5.430%		02/15/40	A-(d)	500	533,329
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%		02/12/51	Aaa	500	543,527
Morgan Stanley Dean Witter Capital I,
Series 2002-TOP7, Class A2
5.980%		01/15/39	Aaa	502	505,627
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.287%		04/15/34	Aaa	246	246,502
Series 2003-C6, Class A3
4.957%	(c)	08/15/35	Aaa	26	26,198
Series 2006-C28, Class A4
5.572%		10/15/48	Aaa	500	542,264

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,941,785)					4,866,332

CONVERTIBLE BONDS — 0.2%
Automobile Manufacturers — 0.1%
Navistar International Corp.,
Sr. Sub. Notes
3.000%		10/15/14	B(d)	510	549,525

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Biotechnology
Illumina, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	03/15/16	NR	$170	$136,212

Hotels, Restaurants & Leisure
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15	B3	110	104,362

Metals & Mining — 0.1%
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.000%	08/01/14	BBB+(d)	300	367,125
Newmont Mining Corp.,
Gtd. Notes
1.250%	07/15/14	BBB+(d)	500	695,000

				1,062,125

TOTAL CONVERTIBLE BONDS (cost $2,117,416)				1,852,224

CORPORATE BONDS — 15.9%
Advertising — 0.1%
Affinion Group, Inc.,
Gtd. Notes
7.875%	12/15/18	B3	410	346,450
Checkout Holding Corp.,
Sr. Notes, 144A
17.590%(s)	11/15/15	B3	250	132,500
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
10.000%	07/15/17	Baa3	185	211,362
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	85	77,775
Sr. Notes, 144A
10.000%	08/15/18	Caa2	160	146,400
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
4.450%	08/15/20	Baa1	300	309,236

				1,223,723

Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17	B3	205	210,125
L-3 Communications Corp.,
Gtd. Notes
3.950%	11/15/16	Baa3	100	100,932
4.950%	02/15/21	Baa3	400	396,423
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
5.500%	11/15/39	Baa1	200	216,074
Sequa Corp.,
Gtd. Notes, 144A
11.750%	12/01/15	Caa2	1,181	1,257,765
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15	A2	300	336,997
6.125%	02/01/19	A2	300	370,705

				2,889,021

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Airlines — 0.1%
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
9.250%	08/01/15	B1	$270	$236,250
American Airlines 2011-2 Class A Pass-Through Trust,
Pass-Through Certificates
8.625%	10/15/21	Baa3	305	311,100
US Airways 2011-1 Class C Pass-Through Trust,
Pass-Through Certificates
10.875%	10/22/14	B3	300	285,750

				833,100

Apparel
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.750%	05/15/18	B2	EUR 50	59,535
VF Corp.,
Sr. Unsec’d. Notes
3.500%	09/01/21	A3	100	103,880

				163,415

Auto Parts & Equipment — 0.1%
Delphi Corp.,
Gtd. Notes, 144A
6.125%	05/15/21	Ba3	350	360,500
International Automotive Components Group SL (Spain),
Sr. Sec’d. Notes, 144A
9.125%	06/01/18	Caa1	20	17,900
Titan International, Inc.,
Sr. Sec’d. Notes
7.875%	10/01/17	B1	275	286,000

				664,400

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	06/15/16	Baa1	100	100,683
5.150%	11/15/41	Baa1	200	207,337
Biogen Idec, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/18	Baa3	600	725,201
Bio-Rad Laboratories, Inc.,
Sr. Unsec’d. Notes
4.875%	12/15/20	Ba1	200	207,514
Celgene Corp.,
Sr. Unsec’d. Notes
3.950%	10/15/20	Baa2	400	402,849
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21	Baa1	200	211,738

				1,855,322

Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21	Ba3	1,235	1,296,750

Chemicals — 0.6%
Ashland, Inc.,
Gtd. Notes
9.125%	06/01/17	Baa3	185	206,275

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
Celanese US Holdings LLC,
Gtd. Notes(a)
5.875%	06/15/21	Ba3	$1,530	$1,579,725
CF Industries, Inc.,
Gtd. Notes
7.125%	05/01/20	Ba1	275	325,188
Ecolab,, Inc.
Sr. Unsec’d. Notes
4.350%	12/08/21	Baa1	50	53,394
Huntsman International LLC,
Gtd. Notes
8.625%	03/15/21	B3	155	164,300
Kinove German Bondco GmbH (Germany),
Sr. Sec’d. Notes, 144A
9.625%	06/15/18	B2	400	380,000
Lyondell Chemical Co.,
Sec’d. Notes
11.000%	05/01/18	Ba2	1,519	1,659,045
LyondellBasell Industries NV (Netherlands),
Gtd. Notes, 144A
6.000%	11/15/21	Ba2	90	93,375
Momentive Performance Materials, Inc.,
Gtd. Notes
12.500%	06/15/14	B2	135	143,100
Sec’d. Notes
9.000%	01/15/21	Caa1	115	87,400
RPM International, Inc.,
Sr. Unsec’d. Notes
6.125%	10/15/19	Baa3	300	326,078
Solutia, Inc.,
Gtd. Notes(a)
7.875%	03/15/20	B1	700	761,250
TPC Group LLC,
Sr. Sec’d. Notes
8.250%	10/01/17	B1	300	300,000

				6,079,130

Commercial Banks — 0.8%
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	B1	1,365	1,317,225
Bank of America Corp.,
Sr. Unsec’d. Notes
4.500%	04/01/15	Baa1	300	289,496
5.875%	01/05/21	Baa1	300	285,548
CIT Group, Inc.,
Sec’d. Notes
7.000%	05/01/15	B2	710	711,420
7.000%	05/01/17	B2	1,095	1,095,000
Sec’d. Notes, 144A
7.000%	05/02/16	B2	220	219,725
7.000%	05/02/17	B2	1,010	1,008,738
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.750%	05/19/15	A3	200	202,552
6.500%	08/19/13	A3	200	208,193
8.125%	07/15/39	A3	200	244,866
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
0.783%(c)	04/05/13	Ba1	$53	$47,992
FCE Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.750%	01/19/15	Ba1	EUR 431	543,881
Goldman Sachs Group, Inc. (The),
Sr. Notes
6.250%	02/01/41	A1	100	98,103
Sr. Unsec’d. Notes
3.700%	08/01/15	A1	500	489,852
Sub. Notes
6.750%	10/01/37	A2	200	186,103
HSBC Holdings PLC (United Kingdom),
Sub. Notes
6.500%	09/15/37	A1	150	148,064
Morgan Stanley,
Sr. Unsec’d. Notes
2.875%	07/28/14	A2	200	188,352
3.800%	04/29/16	A2	200	184,263
5.500%	07/28/21	A2	50	46,232
7.250%	04/01/32	A2	100	101,971
Sr. Unsec’d. Notes, MTN
5.625%	09/23/19	A2	200	185,216
US Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16	Aa3	300	302,882
Wachovia Bank NA,
Sub. Notes
6.600%	01/15/38	A1	250	283,511

				8,389,185

Commercial Services & Supplies — 0.4%
ARAMARK Corp.,
Gtd. Notes
3.929%(c)	02/01/15	B3	30	28,950
8.500%	02/01/15	B3	249	255,225
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
8.250%	01/15/19	B2	110	109,175
B-Corp Merger Sub, Inc.,
Sr. Notes, 144A
8.250%	06/01/19	Caa1	150	141,000
Brickman Group Holdings, Inc.,
Sr. Notes, 144A
9.125%	11/01/18	B3	9	8,010
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	Ba2	355	366,538
7.750%	10/01/16	Ba2	65	67,275
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19	B2	55	55,138
7.375%	01/15/21	B2	1,425	1,448,156
Interactive Data Corp.,
Gtd. Notes
10.250%	08/01/18	Caa1	450	488,250
Iron Mountain, Inc.,
Gtd. Notes
7.750%	10/01/19	B1	240	253,500

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(a)
9.500%	12/01/19	B3		$240	$252,000
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	05/15/18	B3		250	251,875
RSC Equipment Rental, Inc./RSC Holdings III LLC,
Gtd. Notes
8.250%	02/01/21	Caa1		770	779,625
Sr. Sec’d. Notes, 144A
10.000%	07/15/17	B1		160	186,400
Sr. Unsec’d. Notes
9.500%	12/01/14	Caa1		35	35,962
Western Union Co. (The),
Sr. Unsec’d. Notes
3.650%	08/22/18	A3		200	205,058

					4,932,137

Computer Services & Software — 0.3%
Eagle Parent, Inc.,
Gtd. Notes, 144A
8.625%	05/01/19	Caa1		290	272,600
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/21	Ba2		180	189,900
First Data Corp.,
Gtd. Notes, 144A
12.625%	01/15/21	Caa1		615	535,050
Sec’d. Notes, 144A
8.250%	01/15/21	Caa1		670	599,650
Sr. Sec’d. Notes, 144A
7.375%	06/15/19	B1		915	860,100
Oracle Corp.,
Sr. Unsec’d. Notes
3.875%	07/15/20	A1		400	440,625
5.375%	07/15/40	A1		200	243,655
Spansion LLC,
Gtd. Notes
7.875%	11/15/17	B3		360	327,600

					3,469,180

Computers & Peripherals — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.000%	01/05/16	Aa3		400	410,287
5.600%	11/30/39	Aa3		200	256,936
SunGard Data Systems, Inc.,
Gtd. Notes
7.375%	11/15/18	Caa1		250	255,938
7.625%	11/15/20	Caa1		340	349,350

					1,272,511

Construction & Engineering
Abengoa SA (Spain),
Gtd. Notes, MTN
8.500%	03/31/16	Ba3	EUR	50	61,800

Consumer Products & Services — 0.3%
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	B2		160	169,600

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Consumer Products & Services (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
8.250%	02/15/21	Caa1		$155	$137,175
Sr. Sec’d. Notes, 144A
6.875%	02/15/21	Ba3		200	199,000
7.125%	04/15/19	Ba3		150	152,625
7.875%	08/15/19	Ba3		1,875	1,959,375
Tupperware Brands Corp.,
Gtd. Notes, 144A
4.750%	06/01/21	Baa3		350	350,697

					2,968,472

Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC (Ireland),
Sr. Sec’d. Notes
7.375%	10/15/17	Ba3	EUR	150	190,254
Ball Corp.,
Gtd. Notes
6.750%	09/15/20	Ba1		110	119,625
7.375%	09/01/19	Ba1		333	364,635
Berry Plastics Corp.,
Sr. Sec’d. Notes
8.250%	11/15/15	B1		645	686,925
Crown Americas LLC/Crown Americas Capital Corp. III,
Gtd. Notes
6.250%	02/01/21	Ba3		325	339,625
Crown European Holdings SA (France),
Sr. Notes
7.125%	08/15/18	Ba1	EUR	162	212,289
Graphic Packaging International, Inc.,
Gtd. Notes
9.500%	06/15/17	B2		120	131,400
Rock-Tenn Co.,
Gtd. Notes
9.250%	03/15/16	Ba2		30	31,800
Sealed Air Corp.,
Gtd. Notes, 144A
8.375%	09/15/21	B1		140	154,700

					2,231,253

Diversified Financial Services — 1.1%
American Capital Ltd.,
Sr. Sec’d. Notes
7.960%	12/31/13	B(d)		225	227,288
American Express Co.,
Sr. Unsec’d. Notes
8.125%	05/20/19	A3		1,100	1,422,158
Credit Acceptance Corp.,
Sr. Sec’d. Notes
9.125%	02/01/17	B1		500	522,500
Credit Suisse USA, Inc.,
Bank Gtd. Notes
4.875%	01/15/15	Aa1		200	208,965
Dolphin Subsidiary II, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	10/15/21	Ba1		535	577,800
E*Trade Financial Corp.,
Sr. Unsec’d. Notes, PIK
12.500%	11/30/17	B-(d)		645	728,850

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.875%		08/02/21	Ba1		$200	$208,442
7.000%		04/15/15	Ba1		1,780	1,913,500
12.000%		05/15/15	Ba1		100	122,499
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.250%		11/09/15	Aa2		400	401,788
Sr. Unsec’d. Notes, MTN
6.750%		03/15/32	Aa2		200	234,188
6.875%		01/10/39	Aa2		100	119,803
Sub. Notes
6.375%	(c)	11/15/67	Aa3		100	98,500
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
6.750%		06/01/18	Ba3		150	153,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes(a)
8.000%		01/15/18	Ba3		1,895	1,970,800
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%		09/01/14	Ba3		200	204,500
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%		07/05/16	Aa3		100	100,468
4.350%		08/15/21	Aa3		400	403,963
5.600%		07/15/41	Aa3		300	314,089
JPMorgan Chase Capital XXVII,
Ltd. Gtd. Notes
7.000%		11/01/39	A2		600	603,750
KKR Group Finance Co. LLC,
Gtd. Notes, 144A
6.375%		09/29/20	A-(d)		430	441,584
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(i)
8.800%		03/01/15	NR		95	24,344
Sr. Unsec’d. Notes, MTN(i)
Zero		02/05/14	NR	EUR	900	314,502
4.750%		01/16/14	NR	EUR	415	142,335
5.375%		10/17/12	NR	EUR	50	17,149
5.750%		05/17/13	NR		340	87,125
Punch Taverns Finance PLC (United Kingdom),
Sr. Sec’d. Notes
7.274%		04/15/22	Baa1	GBP	30	40,533
SLM Corp.,
Sr. Unsec’d. Notes, MTN
8.000%		03/25/20	Ba1		100	101,000
Springleaf Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.900%		12/15/17	B3		265	190,800
UPCB Finance II Ltd. (Cayman Islands),
Sr. Sec’d. Notes
6.375%		07/01/20	Ba3	EUR	260	312,949

						12,209,172

Electric — 1.1%
AES Corp. (The),
Sr. Unsec’d. Notes
7.750%		10/15/15	Ba3		600	652,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
9.750%	04/15/16	Ba3		$170	$194,650
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21	Ba3		345	371,738
Calpine Construction Finance Co. LP and CCFC Finance Corp.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/16	Ba3		655	707,400
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.250%	10/15/17	B1		130	136,500
7.875%	01/15/23	B1		550	591,250
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/21	Baa2		500	556,897
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19	Baa2		500	567,277
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sr. Sec’d. Notes
10.000%	12/01/20	Caa3		3,385	3,571,175
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	A3		300	345,179
Midamerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.500%	09/15/37	Baa1		250	313,907
NRG Energy, Inc.,
Gtd. Notes
7.375%	01/15/17	B1		625	648,438
7.625%	01/15/18	B1		580	580,000
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32	Baa1		100	132,035
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21	A3		400	405,886
Progress Energy, Inc.,
Sr. Unsec’d. Notes
4.400%	01/15/21	Baa2		500	551,142
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	Baa1		250	259,645
SCANA Corp.,
Sr. Unsec’d. Notes, MTN
4.750%	05/15/21	Baa3		100	106,022
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	Baa1		100	106,094
Tokyo Electric Power Co., Inc. (The) (Japan),
Sr. Sec’d. Notes
4.500%	03/24/14	Ba2	EUR	650	732,738

					11,530,473

Electronic Components & Equipment
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
8.250%	03/15/18	Ba1		195	224,738

Entertainment & Leisure — 0.1%
Cinemark USA, Inc.,
Gtd. Notes
8.625%	06/15/19	B2		140	152,250

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Entertainment & Leisure (continued)
Mattel, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/16	Baa1	$50	$50,309
4.350%	10/01/20	Baa1	200	213,896
NAI Entertainment Holdings LLC,
Sr. Sec’d. Notes, 144A
8.250%	12/15/17	B1	330	348,975
WMG Acquisition Corp.,
Gtd. Notes, 144A
11.500%	10/01/18	B3	320	317,600
Sr. Sec’d. Notes, 144A
9.500%	06/15/16	Ba2	65	70,525

				1,153,555

Environmental Control — 0.1%
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19	Caa1	423	413,482
Clean Harbors, Inc.,
Sr. Sec’d. Notes
7.625%	08/15/16	Ba3	200	212,500
WCA Waste Corp.,
Gtd. Notes, 144A
7.500%	06/15/19	B3	340	343,400

				969,382

Foods — 0.1%
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
7.000%	10/01/28	Baa2	200	229,811
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1	50	56,688
Kellogg Co.,
Sr. Unsec’d. Notes
7.450%	04/01/31	A3	150	204,558
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
4.125%	02/09/16	Baa2	200	217,145

				708,202

Healthcare Products — 0.1%
Biomet, Inc.,
Gtd. Notes
10.000%	10/15/17	B3	115	124,200
Gtd. Notes, PIK
10.375%	10/15/17	B3	85	92,012
Covidien International Finance SA (Luxembourg),
Gtd. Notes
6.550%	10/15/37	Baa1	150	190,568
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	B3	530	406,775
Fresenius US Finance II, Inc.,
Gtd. Notes, 144A
9.000%	07/15/15	Ba1	270	302,738
Teleflex, Inc.,
Gtd. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Products (continued)
6.875%	06/01/19	B1		$350	$364,875

					1,481,168

Healthcare Providers & Services — 0.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	06/01/21	Baa1		600	626,251
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3		76	78,470
Examworks Group, Inc.,
Gtd. Notes, 144A
9.000%	07/15/19	B3		19	17,195
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes
6.875%	07/15/17	Ba2		669	712,485
Gtd. Notes, 144A
6.500%	09/15/18	Ba2		58	60,755
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22	B3		275	281,188
Sr. Sec’d. Notes
6.500%	02/15/20	Ba3		1,535	1,592,562
7.250%	09/15/20	Ba3		1,560	1,645,800
7.875%	02/15/20	Ba3		55	59,400
Health Management Associates, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	01/15/20	B3		315	327,600
Humana, Inc.,
Sr. Unsec’d. Notes
6.450%	06/01/16	Baa3		200	221,420
8.150%	06/15/38	Baa3		150	194,563
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1		415	362,088
INC Research LLC,
Sr. Unsec’d. Notes, 144A
11.500%	07/15/19	Caa1		225	201,375
Priory Group No. 3 PLC (United Kingdom),
Sr. Sec’d. Notes
7.000%	02/15/18	B1	GBP	130	181,700
Symbion, Inc.,
Sr. Sec’d. Notes
8.000%	06/15/16	B2		180	166,275
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
10.000%	05/01/18	B1		1,260	1,439,550
Sr. Sec’d. Notes, 144A
6.250%	11/01/18	B1		190	193,325
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.700%	02/15/21	A3		300	337,264
6.875%	02/15/38	A3		100	134,106

					8,833,372

Holding Companies — Diversified
Leucadia National Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/17	B1		198	199,238

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Home Builders — 0.1%
Beazer Homes USA, Inc.,
Sec’d. Notes
12.000%	10/15/17	B2	$300	$318,750
Ryland Group, Inc.,
Gtd. Notes
6.625%	05/01/20	B1	190	177,650
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes, 144A
8.625%	05/15/19	B2	620	579,700
Standard Pacific Corp.,
Gtd. Notes
8.375%	01/15/21	B3	235	221,194

				1,297,294

Hotels, Restaurants & Leisure — 0.1%
Eldorado Resorts LLC/Eldorado Capital Corp.,
Sr. Sec’d. Notes, 144A
8.625%	06/15/19	B2	70	62,475
MGM Resorts International,
Sr. Sec’d. Notes
10.375%	05/15/14	Ba2	300	342,750
11.125%	11/15/17	Ba2	215	245,100
13.000%	11/15/13	Ba2	515	611,562

				1,261,887

Household Products/Wares
ACCO Brands Corp.,
Sr. Sec’d. Notes
10.625%	03/15/15	B1	140	155,750
Spectrum Brands Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/18	B1	335	366,406

				522,156

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
6.400%	12/15/20	Baa1	200	201,846
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.200%	08/15/16	Aa2	200	205,874
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18	A2	700	822,568
CNO Financial Group, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	01/15/18	B1	250	263,750
Genworth Financial, Inc.,
Jr. Sub. Notes
6.150%(c)	11/15/66	Ba1	400	216,000
Sr. Unsec’d. Notes
7.625%	09/24/21	Baa3	190	177,650
Markel Corp.,
Sr. Unsec’d. Notes
5.350%	06/01/21	Baa2	100	104,714
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
9.250%	04/15/19	Baa2	300	395,636
Travelers Cos., Inc. (The),

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
Sr. Unsec’d. Notes
3.900%	11/01/20	A2	$700	$745,541
Willis Group Holdings PLC (Ireland),
Gtd. Notes
4.125%	03/15/16	Baa3	100	101,564
5.750%	03/15/21	Baa3	300	318,150
Xl Group Ltd. (Cayman Islands),
Gtd. Notes
5.750%	10/01/21	Baa2	300	316,613

				3,869,906

Machinery & Equipment — 0.1%
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19	Baa2	600	708,955

Manufacturing — 0.1%
Danaher Corp.,
Sr. Unsec’d. Notes
2.300%	06/23/16	A2	50	51,969
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31	Ba2	490	588,000
SPX Corp.,
Gtd. Notes
6.875%	09/01/17	Ba2	100	108,000
Tyco Electronics Group SA (Luxembourg),
Gtd. Notes
6.550%	10/01/17	Baa2	200	231,040
Tyco International Finance SA (Luxembourg),
Gtd. Notes
8.500%	01/15/19	A3	400	515,232

				1,494,241

Media — 1.2%
AMC Networks, Inc.,
Gtd. Notes, 144A(a)
7.750%	07/15/21	B2	265	288,188
CBS Corp.,
Gtd. Notes
5.900%	10/15/40	Baa2	200	224,514
CCH II LLC/CCH II Capital Corp.,
Gtd. Notes
13.500%	11/30/16	B2	720	831,600
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.500%	04/30/21	B1	457	462,712
7.375%	06/01/20	B1	150	158,250
Cengage Learning Acquisitions, Inc.,
Gtd. Notes, 144A
10.500%	01/15/15	Caa2	30	21,525
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	03/01/21	Caa1	310	261,175
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	12/15/17	B2	4,045	4,368,600
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.500%	03/01/16	Baa2	300	309,277

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21	Ba2	$575	$619,562
Gray Television, Inc.,
Sec’d. Notes
10.500%	06/29/15	Caa2	415	392,175
Kabel BW GmbH (Germany),
Sr. Sec’d. Notes
7.500%	03/15/19	B1	EUR 245	320,261
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18	B3	140	122,500
Musketeer GmbH (Germany),
Sr. Sec’d. Notes
9.500%	03/15/21	Caa1	EUR 140	181,195
NBCuniversal Media LLC,
Sr. Unsec’d. Notes
2.100%	04/01/14	Baa2	500	508,238
News America, Inc.,
Gtd. Notes
4.500%	02/15/21	Baa1	200	209,702
5.300%	12/15/14	Baa1	300	326,736
6.150%	02/15/41	Baa1	200	230,518
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18	B2	980	1,058,400
ProQuest LLC/ProQuest Notes Co.,
Gtd. Notes, 144A
9.000%	10/15/18	Caa1	125	101,250
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/16	Baa1	200	200,106
Time Warner Cable, Inc.,
Gtd. Notes
6.750%	06/15/39	Baa2	100	118,172
Time Warner, Inc.,
Gtd. Notes
4.000%	01/15/22	Baa2	50	51,574
4.750%	03/29/21	Baa2	200	216,895
Unitymedia GmbH (Germany),
Sr. Notes
9.625%	12/01/19	B3	EUR 90	120,268
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
8.125%	12/01/17	B1	EUR 465	621,384
Sr. Sec’d. Notes, 144A
8.125%	12/01/17	B1	500	528,125
Viacom, Inc.,
Sr. Unsec’d. Notes
4.375%	09/15/14	Baa1	200	214,250
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes
8.000%	05/15/18	B2	EUR 145	189,542

				13,256,694

Metals & Mining — 0.8%
Alpha Natural Resources, Inc.,
Gtd. Notes
6.250%	06/01/21	Ba3	325	315,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Arch Coal, Inc.,
Gtd. Notes
7.250%	10/01/20	B1	$210	$214,725
Gtd. Notes, 144A
7.250%	06/15/21	B1	690	708,975
CONSOL Energy, Inc.,
Gtd. Notes
8.250%	04/01/20	B1	990	1,093,950
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Baa3	200	212,500
Kinross Gold Corp. (Canada),
Gtd. Notes, 144A
3.625%	09/01/16	Baa3	300	292,285
6.875%	09/01/41	Baa3	100	102,046
New World Resources NV (Netherlands),
Sr. Sec’d. Notes
7.875%	05/01/18	Ba3	EUR 200	241,714
Newmont Mining Corp.,
Gtd. Notes
5.125%	10/01/19	Baa1	500	553,834
6.250%	10/01/39	Baa1	100	118,401
Novelis, Inc. (Canada),
Gtd. Notes
8.750%	12/15/20	B2	1,980	2,123,550
Peabody Energy Corp.,
Gtd. Notes, 144A
6.250%	11/15/21	Ba1	1,710	1,769,850
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.250%	09/20/16	A3	250	254,625
Taseko Mines Ltd. (Canada),
Gtd. Notes
7.750%	04/15/19	B3	85	76,712
Vedanta Resources PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
8.250%	06/07/21	Ba2	400	310,000
Xstrata Canada Financial Corp. (Canada),
Gtd. Notes, 144A
6.000%	11/15/41	Baa2	150	153,917

				8,542,334

Oil, Gas & Consumable Fuels — 2.1%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36	Ba1	50	57,005
Unsec’d. Notes
6.200%	03/15/40	Ba1	100	111,289
Antero Resources Finance Corp.,
Gtd. Notes, 144A
7.250%	08/01/19	B3	90	92,250
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.200%	03/11/16	A2	200	209,604
3.561%	11/01/21	A2	150	156,163
Calfrac Holdings LP,
Sr. Unsec’d. Notes, 144A
7.500%	12/01/20	B2	485	472,875

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21	Ba3	$875	$899,062
9.500%	02/15/15	Ba3	45	51,525
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19	Ba3	230	239,200
Cie Generale de Geophysique—Veritas (France),
Gtd. Notes
6.500%	06/01/21	Ba3	365	354,050
Coffeyville Resources LLC/Coffeyville Finance, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	04/01/15	Ba2	335	355,100
Concho Resources, Inc.,
Gtd. Notes
6.500%	01/15/22	B3	250	261,250
7.000%	01/15/21	B3	305	327,494
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	A1	400	553,307
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	A1	100	136,330
Continental Resources, Inc.,
Gtd. Notes
8.250%	10/01/19	B1	335	368,500
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	365	407,888
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.750%	06/15/19	Caa1	575	586,500
9.250%	12/15/17	Caa1	150	162,750
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	Caa1	185	172,975
Forest Oil Corp.,
Gtd. Notes
8.500%	02/15/14	B1	205	223,450
Frac Tech Services LLC/Frac Tech Finance, Inc.,
Gtd. Notes, 144A
7.625%	11/15/18	Ba3	1,120	1,173,200
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Notes, 144A
7.625%	04/15/21	B1	745	780,388
Key Energy Services, Inc.,
Gtd. Notes
6.750%	03/01/21	B1	480	480,000
Laredo Petroleum, Inc.,
Gtd. Notes, 144A
9.500%	02/15/19	Caa2	235	249,100
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21	B2	615	639,600
Gtd. Notes, 144A
6.500%	05/15/19	B2	50	49,625
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	03/01/21	Baa2	100	104,467
MEG Energy Corp. (Canada),

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Gtd. Notes, 144A
6.500%	03/15/21	B3	$1,285	$1,313,912
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.750%	01/30/22	Ba1	335	361,800
Noble Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	03/01/19	Baa2	300	390,118
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21	Caa1	165	163,762
7.250%	02/01/19	Caa1	275	284,625
OGX Petroleo e Gas Participacoes SA (Brazil),
Gtd. Notes, 144A
8.500%	06/01/18	B1	2,245	2,200,100
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19	Ba3	540	552,150
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3	200	210,120
5.750%	01/20/20	A3	100	107,012
Petrohawk Energy Corp.,
Gtd. Notes
6.250%	06/01/19	Baa3	870	957,000
7.875%	06/01/15	Baa3	265	282,225
10.500%	08/01/14	Baa3	185	205,812
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	Baa1	100	108,500
6.500%	06/02/41	Baa1	100	112,500
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	330	336,600
Petronas Capital Ltd. (Malaysia),
Gtd. Notes
5.250%	08/12/19	A1	200	224,279
Pioneer Natural Resources Co.,
Gtd. Notes
7.200%	01/15/28	Ba1	50	57,162
Sr. Unsec’d. Notes
6.650%	03/15/17	Ba1	210	232,358
6.875%	05/01/18	Ba1	470	531,559
7.500%	01/15/20	Ba1	110	129,013
Plains Exploration & Production Co.,
Gtd. Notes
6.625%	05/01/21	B1	480	504,000
6.750%	02/01/22	B1	380	398,050
7.625%	06/01/18	B1	270	286,200
7.625%	04/01/20	B1	40	43,300
10.000%	03/01/16	B1	95	105,212
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
6.500%	12/15/21	Ba1	300	306,000
Range Resources Corp.,
Gtd. Notes
5.750%	06/01/21	Ba3	1,260	1,363,950
7.250%	05/01/18	Ba3	130	139,100

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B3		$605	$600,462
SM Energy Co.,
Sr. Unsec’d. Notes, 144A
6.500%	11/15/21	B1		210	216,300
6.625%	02/15/19	B1		160	166,400
Transocean, Inc. (Cayman Islands),
Gtd. Notes
6.375%	12/15/21	Baa3		435	462,354

					23,026,882

Paper & Forest Products — 0.4%
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3		260	274,950
Boise Paper Holdings LLC/Boise Finance Co.,
Gtd. Notes
9.000%	11/01/17	Ba3		690	741,750
Domtar Corp.,
Gtd. Notes
10.750%	06/01/17	Baa3		100	126,000
Georgia-Pacific LLC,
Gtd. Notes, 144A
8.250%	05/01/16	Baa3		700	777,672
International Paper Co.,
Sr. Unsec’d. Notes
7.500%	08/15/21	Baa3		400	493,744
Longview Fibre Paper & Packaging, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/16	B2		180	180,000
NewPage Corp.,
Sr. Sec’d. Notes(a)
11.375%	12/31/14	NR		875	646,406
Smurfit Kappa Acquisitions (Ireland),
Sr. Sec’d. Notes
7.750%	11/15/19	Ba2	EUR	150	199,961
Verso Paper Holdings LLC/Verso Paper, Inc.,
Sr. Sec’d. Notes
11.500%	07/01/14	Ba2		1,100	1,122,000

					4,562,483

Pharmaceuticals — 0.6%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.125%	05/27/20	A1		700	775,981
Allergan, Inc.,
Sr. Unsec’d. Notes
3.375%	09/15/20	A3		200	206,116
AmerisourceBergen Corp.,
Gtd. Notes
4.875%	11/15/19	Baa2		500	560,645
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37	A1		200	269,765
Capsugel Financeco SCA (Luxembourg),
Gtd. Notes, 144A
9.875%	08/01/19	Caa1	EUR	100	130,719
Cardinal Health, Inc.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
4.625%	12/15/20	Baa3	$300	$321,606
5.800%	10/15/16	Baa3	300	343,781
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.950%	11/15/37	A2	300	385,467
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38	A1	200	267,610
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.900%	11/01/19	Baa1	500	550,297
Omnicare, Inc.,
Gtd. Notes
7.750%	06/01/20	Ba3	780	837,525
Pfizer, Inc.,
Sr. Unsec’d. Notes
6.200%	03/15/19	A1	500	616,954
Teva Pharmaceutical Finance IV BV (Curacao),
Gtd. Notes
3.650%	11/10/21	A3	300	305,140
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16	B1	650	649,188
7.250%	07/15/22	B1	90	87,300

				6,308,094

Pipelines — 0.3%
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes, 144A
5.875%	04/15/21	Ba3	455	455,000
El Paso Corp.,
Sr. Unsec’d. Notes
6.500%	09/15/20	Ba3	215	232,414
7.000%	06/15/17	Ba3	340	372,522
7.250%	06/01/18	Ba3	600	656,938
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.050%	06/01/41	Baa3	100	98,055
9.000%	04/15/19	Baa3	150	178,420
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	Baa3	200	224,171
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
6.250%	06/15/22	Ba3	280	292,600
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	Baa2	100	121,416
8.625%	03/01/19	Baa2	200	256,738
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.000%	02/01/21	Baa3	200	220,320
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.800%	10/01/20	A3	400	431,683

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	11/15/21	Baa3	$100	$102,682

				3,642,959

Real Estate — 0.1%
Realogy Corp.,
Gtd. Notes
11.500%	04/15/17	Caa3	160	124,800
Sr. Sec’d. Notes, 144A(a)
7.875%	02/15/19	Caa1	1,270	1,104,900

				1,229,700

Real Estate Investment Trusts — 0.2%
American Tower REIT, Inc.,
Sr. Unsec’d. Notes
4.625%	04/01/15	Baa3	300	312,694
5.900%	11/01/21	Baa3	200	210,272
Boston Properties LP,
Sr. Unsec’d. Notes
3.700%	11/15/18	Baa2	100	102,108
Digital Realty Trust LP,
Gtd. Notes
5.250%	03/15/21	Baa2	200	200,374
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19	B2	725	696,000
Rouse Co. LP/TRC Co-Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	05/01/13	BB+(d)	350	353,062
Simon Property Group LP,
Sr. Unsec’d. Notes
5.650%	02/01/20	A3	100	114,606

				1,989,116

Retail & Merchandising — 0.6%
Asbury Automotive Group, Inc.,
Gtd. Notes
8.375%	11/15/20	Caa1	185	189,625
AutoZone, Inc.,
Sr. Unsec’d. Notes
4.000%	11/15/20	Baa2	500	512,256
Dollar General Corp.,
Gtd. Notes, PIK
11.875%	07/15/17	B1	1,460	1,613,300
Macy’s Retail Holdings, Inc.,
Gtd. Notes
7.450%	07/15/17	Ba1	133	155,289
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21	Baa1	300	312,730
7.000%	01/15/38	Baa1	100	132,970
O’Reilly Automotive, Inc.,
Gtd. Notes
4.875%	01/14/21	Baa3	400	425,615
Penske Automotive Group, Inc.,
Gtd. Notes
7.750%	12/15/16	B3	150	153,750
QVC, Inc.,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retail & Merchandising (continued)
Sr. Sec’d. Notes, 144A
7.125%	04/15/17	Ba2	$125	$132,500
7.375%	10/15/20	Ba2	180	192,150
7.500%	10/01/19	Ba2	345	370,012
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes, 144A
6.875%	11/15/19	B1	170	177,650
Toys R Us, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/16	B1	150	150,375
Walgreen Co.,
Sr. Unsec’d. Notes
5.250%	01/15/19	A2	400	475,537
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
2.800%	04/15/16	Aa2	300	320,641
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/19	Baa3	500	559,419
6.250%	03/15/18	Baa3	200	234,364
6.875%	11/15/37	Baa3	150	191,487

				6,299,670

Semiconductors & Semiconductor Equipment
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21	A1	200	210,686

Shipbuilding
Huntington Ingalls Industries, Inc.,
Gtd. Notes, 144A
6.875%	03/15/18	Ba3	140	137,200
7.125%	03/15/21	Ba3	360	352,800

				490,000

Storage — 0.1%
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20	B2	340	341,700
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
Gtd. Notes
8.875%	03/15/18	B2	420	410,550

				752,250

Telecommunications — 1.5%
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20	A2	200	220,954
American Tower Corp.,
Sr. Unsec’d. Notes
5.050%	09/01/20	Baa3	200	200,362
AT&T, Inc.,
Sr. Unsec’d. Notes
2.400%	08/15/16	A2	100	102,029
4.450%	05/15/21	A2	500	549,232
4.950%	01/15/13	A2	300	312,666
5.350%	09/01/40	A2	650	731,185
Cricket Communications, Inc.,
Sr. Sec’d. Notes
7.750%	05/15/16	Ba2	473	488,372

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Crown Castle International Corp.,
Sr. Unsec’d. Notes
7.125%	11/01/19	B1		$120	$129,600
9.000%	01/15/15	B1		260	281,775
Digicel Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
9.125%	01/15/15	Caa1		740	725,200
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17	B1		714	717,570
EH Holding Corp.,
Sr. Sec’d. Notes, 144A
6.500%	06/15/19	Ba3		190	198,075
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	Baa3		150	155,428
GCI, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21	B2		364	354,900
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
11.250%	06/15/16	Caa2		590	619,869
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, PIK
11.500%	02/04/17	Caa3		600	579,000
Gtd. Notes, 144A, PIK
11.500%	02/04/17	Caa3		380	366,700
Level 3 Escrow, Inc.,
Gtd. Notes, 144A
8.125%	07/01/19	B3		2,107	2,075,395
Level 3 Financing, Inc.,
Gtd. Notes
8.750%	02/15/17	B3		275	279,812
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%	11/15/20	B2		931	868,158
NII Capital Corp.,
Gtd. Notes(a)
7.625%	04/01/21	B2		450	446,625
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		220	237,600
Phones4u Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.500%	04/01/18	B3	GBP	175	217,418
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21	Baa3		100	109,000
8.375%	05/01/16	Baa3		200	229,075
SBA Telecommunications, Inc.,
Gtd. Notes
8.000%	08/15/16	B1		460	495,650
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	B3		1,280	913,600
Sprint Nextel Corp.,
Gtd. Notes, 144A
9.000%	11/15/18	Ba3		1,830	1,921,500
tw Telecom Holdings, Inc.,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Gtd. Notes
8.000%	03/01/18	B2		$130	$138,450
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.600%	04/01/21	A3		400	451,546
6.900%	04/15/38	A3		200	267,319
Windstream Corp.,
Gtd. Notes
7.875%	11/01/17	Ba3		252	272,790
Ziggo Finance BV (Netherlands),
Sr. Sec’d. Notes
6.125%	11/15/17	Ba2	EUR	255	333,333

					15,990,188

Tobacco — 0.2%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1		550	605,571
Lorillard Tobacco Co.,
Gtd. Notes
8.125%	05/01/40	Baa2		100	115,084
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.900%	11/15/21	A2		400	407,820
5.650%	05/16/18	A2		600	709,694

					1,838,169

Transportation
Fedex Corp.,
Gtd. Notes
8.000%	01/15/19	Baa2		300	393,927

TOTAL CORPORATE BONDS (cost $173,937,972)					173,326,290

FOREIGN GOVERNMENT BONDS — 0.1%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	Baa3		300	322,500
Federative Republic of Brazil,
Sr. Unsec’d. Notes
5.625%	01/07/41	Baa2		300	348,000
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
2.100%	09/15/21	Aa2	EUR	98	99,496
Panama Government International (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	Baa3		100	130,500
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/37	Baa3		100	140,500
Republic of Peru (Peru),
Sr. Unsec’d. Notes
6.550%	03/14/37	Baa3		100	127,000
United Mexican States (Mexico),
Sr. Unsec’d. Notes
6.050%	01/11/40	Baa1		300	366,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $1,419,253)					1,534,746

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS
California
State of California,
General Obligation Unlimited
7.550%	04/01/39	A1	$150	$183,564

Illinois
State of Illinois,
Gerenal Obligation Unlimited
5.100%	06/01/33	A1	100	90,764

TOTAL MUNICIPAL BONDS (cost $255,914)				274,328

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Alternative Loan Trust,
Series 2003-11, Class 4A1
4.750%	01/25/19	A2	535	542,945
Bear Stearns Asset Backed Securities Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	Baa2	601	600,688
Countrywide Alternative Loan Trust,
Series 2003-J1, Class 3A2
5.000%	10/25/18	B2	160	160,103
Series 2005-59, Class 1A2B
0.545%(c)	11/20/35	Ba2	100	98,631
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19	BBB+(d)	346	353,117
Crusade Global Trust (Australia),
Series 2004-1, Class A1
0.553%(c)	01/16/35	Aaa	683	682,125
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-3, Class A11
5.500%	05/25/35	Baa1	85	84,530

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,509,237)				2,522,139

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Federal Home Loan Mortgage Corp., Notes
2.500%	05/27/16		1,681	1,780,305
Federal National Mortgage Assoc., Notes
0.750%	12/19/14		5,000	5,015,415
2.375%	04/11/16		2,167	2,289,550

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,953,957)				9,085,270

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 6.0%
Federal Home Loan Mortgage Corp.
3.262%(c)	08/01/41		796	829,099
4.000%	12/01/40		1,902	1,997,486
4.000%	TBA		1,000	1,049,375
4.500%	07/01/39		2,687	2,849,499
4.500%	TBA		2,000	2,119,688
4.500%	TBA		2,000	2,119,062
5.000%	TBA		3,500	3,760,859

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)
5.500%	08/01/38	$1,729	$1,878,433
5.500%	TBA	1,000	1,085,000
6.000%	09/01/36	1,718	1,892,514
Federal National Mortgage Assoc.
2.753%(c)	08/01/41	1,131	1,172,352
3.000%	TBA	500	516,328
3.500%	10/01/26	1,983	2,075,635
3.500%	TBA	4,600	4,730,812
4.000%	02/01/31-11/01/39	3,747	3,944,127
4.000%	TBA	3,000	3,163,594
4.500%	TBA	1,000	1,065,938
4.500%	TBA	4,700	5,001,094
5.000%	TBA	1,000	1,075,312
5.500%	TBA	1,000	1,084,688
6.000%	TBA	4,700	5,175,141
6.500%	TBA	2,000	2,225,312
Government National Mortgage Assoc.
4.000%	TBA	1,000	1,072,656
4.000%	TBA	1,000	1,069,531
4.500%	04/20/41	935	1,022,174
4.500%	TBA	3,000	3,268,594
4.500%	TBA	2,000	2,178,125
5.000%	10/20/39	1,867	2,067,053
5.000%	TBA	1,000	1,107,656
5.500%	TBA	2,000	2,244,688

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $64,221,373)			64,841,825

U.S. TREASURY OBLIGATIONS — 8.9%
U.S. Treasury Bonds
3.750%	08/15/41	268	314,605
4.750%	02/15/41(k)	5,568	7,673,400
6.250%	05/15/30	3,036	4,695,362
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16	9,008	9,633,914
0.500%	04/15/15	1,360	1,486,856
0.625%	04/15/13-07/15/21	1,937	2,083,503
1.125%	01/15/21	245	282,828
1.250%	04/15/14	1,355	1,519,214
1.375%	01/15/20	1,805	2,152,001
1.625%	01/15/15-01/15/18	1,470	1,855,784
1.750%	01/15/28	1,080	1,403,804
1.875%	07/15/13-07/15/19	3,145	4,017,625
2.000%	04/15/12-07/15/14	4,320	5,237,300
2.000%	01/15/26(k)	830	1,163,975
2.125%	01/15/19-02/15/41	3,858	5,380,910
2.375%	01/15/17-01/15/27	3,350	4,891,754
2.500%	07/15/16-01/15/29	1,119	1,469,719
2.625%	07/15/17	435	565,739
3.000%	07/15/12	145	186,533
3.375%	01/15/12-04/15/32	670	1,037,321
3.625%	04/15/28	1,100	2,289,788
3.875%	04/15/29	1,220	2,618,448

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.625%	04/30/13	$9,400	$9,454,708
1.000%	10/31/16	170	171,647
1.250%	04/15/14	2,210	2,257,827
1.750%	03/31/14	10,800	11,153,527
2.000%	04/30/16	11,540	12,185,525

TOTAL U.S. TREASURY OBLIGATIONS (cost $93,371,195)			97,183,617

TOTAL LONG-TERM INVESTMENTS (cost $726,134,806)			710,998,897

		Shares
SHORT-TERM INVESTMENT — 42.2% Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $459,654,502; includes $47,665,293 of cash collateral received for securities on loan)(b)(w) (Note 4)		459,654,502	459,654,502

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 107.5% (cost $1,185,789,308)			1,170,653,399

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

SECURITIES SOLD SHORT — (1.5)% U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
Federal National Mortgage Assoc.
3.500%	TBA	$700	$(731,938)
4.000%	TBA	4,300	(4,517,016)
5.000%	TBA	8,900	(9,614,781)
5.500%	TBA	1,500	(1,633,359)

TOTAL SECURITIES SOLD SHORT (proceeds received $16,433,644)			(16,497,094)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 106.0% (cost $1,169,355,664)			1,154,156,305
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (6.0)%			(65,786,867)

NET ASSETS — 100.0%			$1,088,369,438

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CDX	Credit Derivative Index
CPI	Consumer Price Index
CVA	Certificate Van Anadelen (Bearer)
CVT	Convertible Security
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NR	Non Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,297,534; cash collateral of $47,665,293 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non- income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2011.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation) (1)
Long Positions:
88	2 Year U.S. Treasury Notes.	Mar. 2012	$19,415,685	$19,408,125	$(7,560)
55	5 Year U.S. Treasury Notes.	Mar. 2012	6,760,432	6,779,180	18,748

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation) (1)
Long Positions (continued)
156	10 Year U.S. Treasury Notes	Mar. 2012	$20,323,251	$20,455,500	$132,249
2	30 Year U.S. Treasury Bonds	Mar. 2012	288,966	289,625	659
143	DAX Index	Mar. 2012	27,102,262	27,298,906	196,644
232	OMXS30 Index	Jan. 2012	3,228,291	3,334,006	105,715
275	Yen Denom Nikkei 225	Mar. 2012	15,434,585	15,014,778	(419,807)

					26,648

Short Positions:
9	2 Year U.S. Treasury Notes	Mar. 2012	1,983,234	1,984,922	(1,688)
4	10 Year Euro-Bund	Mar. 2012	699,152	719,808	(20,656)
12	30 Year U.S. Treasury Bonds	Mar. 2012	1,713,440	1,737,748	(24,308)
16	30 Year U.S. Ultra Bonds	Mar. 2012	2,535,459	2,563,001	(27,542)
18	Bank Acceptance	Mar. 2012	4,368,589	4,362,405	6,184
123	Euro FX Currency	Mar. 2012	20,608,650	19,938,300	670,350
523	S&P 500 E-Mini	Mar. 2012	32,098,460	32,755,490	(657,030)

					(54,690)

					$(28,042)

(1)	Cash of $5,146,500 and U.S. Treasury Securities with a market value of $611,800 has been segregated to cover requirement for open futures contracts as of December 31, 2011.

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Euro, Expiring 01/25/12	Citigroup Global Markets	EUR	50	$64,959	$64,724	$(235)
Japanese Yen, Expiring 01/20/12	Citigroup Global Markets	JPY	293,172	3,838,787	3,810,153	(28,634)

				$3,903,746	$3,874,877	$(28,869)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 01/18/12	Citigroup Global Markets	GBP	309	$480,797	$479,015	$1,782
Euro, Expiring 01/25/12	Citigroup Global Markets	EUR	3,482	4,787,750	4,507,372	280,378
Expiring 01/25/12	Citigroup Global Markets	EUR	131	179,438	168,930	10,508
Expiring 01/25/12	Citigroup Global Markets	EUR	11	14,901	14,239	662
Expiring 01/25/12	Deutsche Bank	EUR	22	29,629	28,479	1,150
Expiring 01/25/12	Royal Bank of Scotland	EUR	49	68,206	63,429	4,777
Japanese Yen, Expiring 01/20/12	JPMorgan Chase	JPY	293,172	3,779,499	3,810,152	(30,653)

				$9,340,220	$9,071,616	$268,604

Interest rate swap agreements outstanding at December 31, 2011:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
$430	06/23/21	2.67%	CPI Urban Consumers NAS	$34,192	$—	$34,192	Deutsche Bank AG(1)

(1)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2011(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues — Sell Protection(1):
MGM Mirage	06/20/15	5.000%	$60	5.710%	$4,227	$3,325	$902	Deutsche Bank AG
MGM Mirage	06/20/15	5.000%	50	5.710%	3,522	3,244	278	Deutsche Bank AG

					$7,749	$6,569	$1,180

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps — Buy Protection(2):
CCO Holdings LLC	09/20/17	$300	5.000%	$1,216	$57,466	$(56,250)	Deutsche Bank AG
CDX.NA.HY.17.V3	12/20/16	1,348	5.000%	(92,056)	(101,500)	9,444	Credit Suisse First Boston
CDX.NA.HY.17.V3	12/20/16	980	5.000%	(67,230)	(81,917)	14,687	Credit Suisse First Boston
CDX.NA.HY.17.V3	12/20/16	735	5.000%	(50,416)	(56,696)	6,280	Credit Suisse First Boston
CDX.NA.HY.17.V3	12/20/16	735	5.000%	(50,212)	(65,536)	15,324	Credit Suisse First Boston
CDX.NA.IG.16	09/20/15	1,500	5.000%	(89,295)	(110,572)	21,277	Deutsche Bank AG

				$(347,993)	$(358,755)	$10,762

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Total return swap agreements outstanding at December 31, 2011:

Counterparty	Termination Date	Notional Amount# (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse International	05/15/12	$48,859	Receive fixed rate payments on DJUBSTR Index and pay variable payments on the one month LIBOR + 12 bps.	$1,580,863	$3	$1,580,860
Credit Suisse International	05/15/12	76,999	Receive fixed rate payments on MSCI US REIT Index and pay variable payments on the one month LIBOR.	3,692,586	—	3,692,586
Deutsche Bank AG	05/15/12	44,361	Receive fixed rate payments on NDUEEGF Index and pay variable payments on the one month LIBOR + 58 bps.	968,584	—	968,584

				$6,242,033	$3	$6,242,030

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$263,076,942	$—	$1,953,888
Exchange Traded Funds	67,955,321	—	—
Preferred Stocks	2,748,719	—	—
Asset-Backed Securities	—	11,213,979	—
Bank Loans	—	8,563,277	—
Commercial Mortgage-Backed Securities	—	4,866,332	—
Convertible Bonds	—	1,852,224	—
Corporate Bonds	—	173,326,290	—
Foreign Government Bonds	—	1,534,746	—
Municipal Bonds	—	274,328	—
Residential Mortgage-Backed Securities	—	2,522,139	—
U.S. Government Agency Obligations	—	9,085,270	—
U.S. Government Mortgage-Backed Obligations	—	64,841,825	—
U.S. Treasury Obligations	—	97,183,617	—
Affiliated Money Market Mutual Fund	459,654,502	—	—
Short Sales – U.S. Government Mortgage-Backed Obligations	—	(16,497,094)	—
Other Financial Instruments*
Futures	(28,042)	—	—
Foreign Forward Currency Contracts	—	239,735	—
Interest Rate Swaps	—	34,192	—
Credit Default Swaps	—	11,942	—
Total Return Swaps	—	6,242,030	—

Total	$793,407,442	$365,294,832	$1,953,888

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (4.4% represents investments purchased with collateral from securities on loan)	42.2%
U.S. Treasury Obligations	8.9
Exchange Traded Funds	6.2
U.S. Government Mortgage-Backed Obligations	6.0
Oil, Gas & Consumable Fuels	4.0
Pharmaceuticals	3.6
Telecommunications	2.6
Media	2.3
Commercial Banks	1.9
Healthcare Providers & Services	1.8
Retail & Merchandising	1.8
Semiconductors & Semiconductor Equipment	1.8
Diversified Financial Services	1.6
Computers & Peripherals	1.5
Aerospace & Defense	1.3
Chemicals	1.3
Electric	1.3
Tobacco	1.1
Computer Services & Software	1.1
Metals & Mining	1.1
Asset-Backed Securities	1.0
Biotechnology	0.9
Commercial Services & Supplies	0.9
Beverages	0.8
Consumer Products & Services	0.8
U.S. Government Agency Obligations	0.8
Automobile Manufacturers	0.7
Healthcare Products	0.7

Foods	0.6%
Insurance	0.6
Paper & Forest Products	0.6
Commercial Mortgage-Backed Securities	0.5
Hotels, Restaurants & Leisure	0.5
Auto Parts & Equipment	0.4
Construction & Engineering	0.4
Manufacturing	0.4
Entertainment & Leisure	0.3
Machinery & Equipment	0.3
Pipelines	0.3
Real Estate Investment Trusts	0.3
Airlines	0.2
Containers & Packaging	0.2
Electrical Equipment	0.2
Electronic Components & Equipment	0.2
Internet Software & Services	0.2
Real Estate	0.2
Residential Mortgage-Backed Securities	0.2
Advertising	0.1
Agriculture	0.1
Apparel	0.1
Building Materials	0.1
Electronic Equipment & Instruments	0.1
Environmental Control	0.1
Foreign Government Bonds	0.1
Home Builders	0.1
Storage	0.1

107.5
Securities Sold Short	(1.5)
Liabilities in excess of other assets	(6.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange irisk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$157,840	*	Due from broker-variation margin	$81,754	*
Interest rate contracts	Unrealized appreciation on swap agreements	34,192		—	—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	299,257		Unrealized depreciation on foreign currency forward contracts	59,522
Foreign exchange contracts	Due from broker-variation margin	670,350	*	—	—
Credit contracts	Unrealized appreciation on swap agreements	68,192		Unrealized depreciation on swap agreements	56,250
Credit contracts	Premiums paid for swap agreements	64,035		Premiums received for swap agreements	416,221
Equity contracts	Unrealized appreciation on swap agreements	6,242,030		—	—
Equity contracts	Premiums paid for swap agreements	3		—	—
Equity contracts	Due from broker-variation margin	302,359	*	Due from broker-variation margin	1,076,837	*

Total		$7,838,258			$1,690,584

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the Period April 29, 2011* through December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(719,843)	$—	$—	$(719,843)
Foreign exchange contracts	—	277,185	—	277,795	554,980
Credit contracts	—	—	(2,006,325)	—	(2,006,325)
Equity contracts	(142,194)	(2,841,293)	(39,611,060)	—	(42,594,547)

Total	$(142,194)	$(3,283,951)	$(41,617,385)	$277,795	$(44,765,735)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$76,086	$34,192	$—	$110,278
Foreign exchange contracts	670,350	—	239,735	910,085
Credit contracts	—	11,942	—	11,942
Equity contracts	(774,478)	6,242,030	—	5,467,552

Total	$(28,042)	$6,288,164	$239,735	$6,499,857

For the Period April 29, 2011* through December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Total Return Swap Agreements(4)
$76,127,774	$33,219,280	$4,602,210	$12,219,075	$430,000	$14,032,667	$36,667	$191,163,667

*	Commencement of operations.

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $46,297,534:
Unaffiliated investments (cost $726,134,806)	$710,998,897
Affiliated investments (cost $459,654,502)	459,654,502
Cash	7,287
Deposit with broker	9,750,063
Receivable for investments sold	39,519,905
Unrealized appreciation on swap agreements	6,344,414
Dividends and interest receivable	4,106,386
Receivable for fund share sold	1,806,139
Due from broker-variation margin	416,107
Unrealized appreciation on foreign currency forward contracts	299,257
Premiums paid for swap agreements	64,038
Tax reclaim receivable	43,799
Prepaid expenses	5,532

Total Assets	1,233,016,326

LIABILITIES:
Payable for investments purchased	74,026,838
Payable to broker for collateral for securities on loan	47,665,293
Securities sold short, at value (proceeds received $16,433,644)	16,497,094
Payable to custodian	4,452,733
Due to broker	800,000
Advisory fees payable	485,194
Premiums received for swap agreements	416,221
Accrued expenses and other liabilities	177,474
Unrealized depreciation on foreign currency forward contracts	59,522
Unrealized depreciation on swap agreements	56,250
Shareholder servicing fees payable	9,129
Deferred trustees’ fees	604
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	28

Total Liabilities	144,646,888

NET ASSETS	$1,088,369,438

Net assets were comprised of:
Paid-in capital	$1,157,912,746
Retained earnings	(69,543,308)

Net assets, December 31, 2011	$1,088,369,438

Net asset value and redemption price per share, $1,088,369,438 / 117,412,078 outstanding shares of beneficial interest	$9.27

STATEMENT OF OPERATIONS

For the Period April 29, 2011* through December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$8,892,766
Unaffiliated dividend income (net of $133,852 foreign withholding tax)	4,421,733
Affiliated dividend income	464,528
Affiliated income from securities lending, net	23,899

13,802,926

EXPENSES
Advisory fees	6,331,321
Shareholder servicing fees and expenses	633,135
Custodian and accounting fees	178,000
Audit fees	50,000
Trustees’ fees	13,000
Shareholders’ reports	9,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	7,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	3,000
Miscellaneous	16,943

Total expenses	7,252,399
Less: advisory fee waivers and/or expense reimbursement	(304,445)
Less: shareholder servicing fee waiver	(110,101)

Net expenses	6,837,853

NET INVESTMENT INCOME	6,965,073

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(22,608,166)
Futures transactions	(3,283,951)
Short sales transactions	(1,220,400)
Swap agreements transactions	(41,617,385)
Foreign currency transactions	781,802

(67,948,100)

Net change in unrealized appreciation (depreciation) on:
Investments	(15,135,909)
Futures	(28,042)
Short sales	(63,450)
Swap agreements	6,288,164
Foreign currencies	378,956

(8,560,281)

NET LOSS ON INVESTMENTS	(76,508,381)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,543,308)

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,965,073
Net realized loss on investment and foreign currency transactions	(67,948,100)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,560,281)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(69,543,308)

FUND SHARE TRANSACTIONS:
Fund share sold [43,866,000 shares]	412,236,289
Net asset value of shares issued in merger [83,523,539 shares] (Note 10)	835,666,098
Fund share repurchased [9,977,461 shares]	(89,989,641)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,157,912,746

TOTAL INCREASE IN NET ASSETS	1,088,369,438
NET ASSETS:
Beginning of period	—

End of period	$1,088,369,438

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BLACKROCK VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.2%
Interpublic Group of Cos., Inc. (The)	425,000	$4,135,250

Aerospace & Defense — 3.5%
General Dynamics Corp.	196,000	13,016,360
Honeywell International, Inc.	164,440	8,937,314
Lockheed Martin Corp.(a)	135,000	10,921,500
Northrop Grumman Corp.	220,000	12,865,600
Raytheon Co.	275,000	13,304,500

		59,045,274

Agriculture — 1.5%
Lorillard, Inc.	112,000	12,768,000
Philip Morris International, Inc.	160,000	12,556,800

		25,324,800

Airlines — 0.7%
Delta Air Lines, Inc.*	1,076,140	8,705,973
Southwest Airlines Co.	352,000	3,013,120

		11,719,093

Auto Manufacturers — 0.2%
Oshkosh Corp.*	191,000	4,083,580

Automobiles — 0.1%
General Motors Co.*(a)	65,990	1,337,617

Beverages — 1.4%
Coca-Cola Enterprises, Inc.	250,000	6,445,000
Constellation Brands, Inc. (Class A Stock)*	320,000	6,614,400
Dr. Pepper Snapple Group, Inc.(a)	188,000	7,422,240
PepsiCo, Inc.	55,500	3,682,425

		24,164,065

Biotechnology — 2.3%
Amgen, Inc.	466,970	29,984,144
Biogen Idec, Inc.*	85,000	9,354,250

		39,338,394

Chemicals — 2.3%
CF Industries Holdings, Inc.	77,000	11,163,460
E.I. du Pont de Nemours & Co.(a)	258,340	11,826,805
Huntsman Corp.	390,000	3,900,000
LyondellBasell Industries NV (Netherlands) (Class A Stock)	171,000	5,555,790
Rockwood Holdings, Inc.*	50,000	1,968,500
WR Grace & Co.*	90,000	4,132,800

		38,547,355

Commercial Banks — 3.0%
East West Bancorp, Inc.	340,000	6,715,000
Fulton Financial Corp.	150,000	1,471,500
KeyCorp.	1,478,000	11,365,820
U.S. Bancorp.	374,890	10,140,774
Wells Fargo & Co.	776,980	21,413,569

		51,106,663

Commercial Services — 0.9%
Service Corp. International	90,000	958,500
Total System Services, Inc.	159,000	3,110,040
Western Union Co. (The)	624,000	11,394,240

		15,462,780

COMMON STOCKS (continued)	Shares	Value (Note 2)

Components — 1.5%
Corning, Inc.	1,496,400	$19,423,272
Vishay Intertechnology, Inc.*(a)	634,000	5,699,660

		25,122,932

Computer Services & Software — 0.5%
Activision Blizzard, Inc.	741,000	9,129,120

Computers — 1.7%
Lexmark International, Inc. (Class A Stock)(a)	233,000	7,705,310
Seagate Technology PLC (Ireland)	622,000	10,200,800
Western Digital Corp.*	345,000	10,677,750

		28,583,860

Computers & Peripherals — 0.7%
Dell, Inc.*	760,000	11,118,800

Construction & Engineering — 1.2%
Chicago Bridge & Iron Co. NV (Netherlands).	251,000	9,487,800
Jacobs Engineering Group, Inc.*	266,980	10,834,048

		20,321,848

Consumer Finance — 1.6%
Capital One Financial Corp.	288,000	12,179,520
Discover Financial Services	500,000	12,000,000
SLM Corp.	230,000	3,082,000

		27,261,520

Containers & Packaging — 0.3%
Sealed Air Corp.	322,000	5,541,620

Diversified Financial Services — 2.8%
Citigroup, Inc.	602,380	15,848,618
JPMorgan Chase & Co.	708,844	23,569,063
NASDAQ OMX Group, Inc. (The)*	361,000	8,848,110

		48,265,791

Diversified Manufacturing — 1.7%
Tyco International Ltd. (Switzerland)	600,070	28,029,270

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	493,530	14,924,347
Verizon Communications, Inc.(a)	219,680	8,813,562

		23,737,909

Electric — 0.2%
Pinnacle West Capital Corp.	60,000	2,890,800

Electric Utilities — 1.5%
AES Corp. (The)*	956,000	11,319,040
Southern Co.(a)	296,250	13,713,413

		25,032,453

Electronic Components — 0.2%
PerkinElmer, Inc.	130,000	2,600,000

Energy Equipment & Services — 0.8%
Halliburton Co.	182,700	6,304,977
Nabors Industries Ltd. (Bermuda)*	400,000	6,936,000

		13,240,977

Food & Staples Retailing — 2.2%
Kroger Co. (The)	835,150	20,227,333
Safeway, Inc.(a)	550,000	11,572,000
SUPERVALU, Inc.(a)	622,000	5,050,640

		36,849,973

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Food Products — 2.4%
Archer-Daniels-Midland Co.	381,020	$10,897,172
ConAgra Foods, Inc.	430,000	11,352,000
General Mills, Inc.	63,030	2,547,042
Unilever NV (Netherlands)(a)	476,020	16,360,807

		41,157,021

Healthcare Equipment & Supplies — 0.5%
Baxter International, Inc.	154,860	7,662,473

Healthcare Products — 1.6%
Medtronic, Inc.	419,149	16,032,449
Zimmer Holdings, Inc.*	217,000	11,592,140

		27,624,589

Healthcare Providers & Services — 1.2%
Cardinal Health, Inc.	255,000	10,355,550
CIGNA Corp.	258,000	10,836,000

		21,191,550

Healthcare Services — 5.1%
Aetna, Inc.	473,470	19,975,699
Coventry Health Care, Inc.*(a)	344,000	10,447,280
Humana, Inc.	143,000	12,528,230
Torchmark Corp.(a)	250,000	10,847,500
UnitedHealth Group, Inc.	372,000	18,852,960
WellPoint, Inc.	210,000	13,912,500

		86,564,169

Hotels, Restaurants & Leisure — 0.9%
International Game Technology	620,000	10,664,000
Wyndham Worldwide Corp.	113,000	4,274,790

		14,938,790

Household Products — 1.6%
Clorox Co. (The)(a)	158,000	10,516,480
Kimberly-Clark Corp.	115,430	8,491,031
Procter & Gamble Co. (The)	110,000	7,338,100

		26,345,611

Insurance — 7.8%
ACE Ltd. (Switzerland)	327,040	22,932,045
Aflac, Inc.	179,280	7,755,653
American Financial Group, Inc.	239,000	8,816,710
Arch Capital Group Ltd. (Bermuda)*	50,000	1,861,500
Aspen Insurance Holdings Ltd. (Bermuda)	105,000	2,782,500
Assurant, Inc.	188,000	7,719,280
Assured Guaranty Ltd. (Bermuda)	10,000	131,400
Berkshire Hathaway, Inc. (Class B Stock)*	20,000	1,526,000
CNA Financial Corp.	20,000	535,000
Fidelity National Financial, Inc. (Class A Stock)	190,000	3,026,700
Hartford Financial Services Group, Inc. (The)	389,230	6,324,988
HCC Insurance Holdings, Inc.	81,000	2,227,500
Lincoln National Corp.(a)	166,420	3,231,876
MetLife, Inc.	494,750	15,426,305
Protective Life Corp.	295,000	6,655,200
Reinsurance Group of America, Inc.	180,000	9,405,000
StanCorp Financial Group, Inc.	20,000	735,000
Transatlantic Holdings, Inc.	30,000	1,641,900
Travelers Cos., Inc. (The)	225,540	13,345,202
Unum Group	530,000	11,167,100

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Insurance (continued)
Validus Holdings Ltd. (Bermuda)	114,000	$3,591,000
White Mountains Insurance Group Ltd. (Bermuda)	2,000	906,920

		131,744,779

Internet Services — 0.5%
Expedia, Inc.*(a)	163,500	4,744,770
TripAdvisor, Inc.(a)	163,500	4,121,835

		8,866,605

Investment Companies — 0.2%
American Capital Ltd.*	548,000	3,688,040

IT Services — 0.2%
International Business Machines Corp.	17,750	3,263,870

Media — 3.8%
CBS Corp. (Class B Stock)(a)	463,000	12,565,820
Comcast Corp. (Special Class A Stock)	318,830	7,511,635
DISH Network Corp. (Class A Stock)	332,000	9,455,360
Time Warner Cable, Inc.	126,000	8,009,820
Time Warner, Inc.	276,670	9,998,854
Viacom, Inc. (Class B Stock)	220,440	10,010,180
Walt Disney Co. (The)	169,060	6,339,750

		63,891,419

Metals & Mining — 1.0%
Alcoa, Inc.	672,170	5,814,271
Freeport-McMoRan Copper & Gold, Inc.	84,960	3,125,678
Nucor Corp	183,730	7,270,196

		16,210,145

Miscellaneous Manufacturing — 2.0%
General Electric Co.	1,553,340	27,820,319
Textron, Inc.(a)	367,360	6,792,486

		34,612,805

Multi-Utilities — 1.1%
Dominion Resources, Inc.	253,820	13,472,766
NRG Energy, Inc.*	318,000	5,762,160

		19,234,926

Office Equipment — 0.4%
Pitney Bowes, Inc.(a)	390,000	7,230,600

Oil & Gas — 11.7%
Chevron Corp.	413,590	44,005,976
ConocoPhillips	337,000	24,557,190
Devon Energy Corp.	235,350	14,591,700
Ensco PLC (United Kingdom), ADR	202,360	9,494,731
Exxon Mobil Corp.	266,050	22,550,398
Hess Corp.	27,010	1,534,168
Hollyfrontier Corp.	220,000	5,148,000
Marathon Oil Corp.	833,830	24,406,204
Murphy Oil Corp.	180,000	10,033,200
Noble Corp. (Switzerland)*	445,600	13,466,032
Peabody Energy Corp.	211,630	7,007,069
Tesoro Corp.*(a)	410,000	9,577,600
Valero Energy Corp.	580,000	12,209,000

		198,581,268

Paper & Forest Products — 1.5%
Domtar Corp.	124,000	9,915,040
International Paper Co.	396,000	11,721,600

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Paper & Forest Products (continued)
MeadWestvaco Corp.	144,000	$4,312,800

		25,949,440

Pharmaceuticals — 9.6%
Abbott Laboratories	200,000	11,246,000
Bristol-Myers Squibb Co.	563,000	19,840,120
Eli Lilly & Co.	576,200	23,946,872
Forest Laboratories, Inc.*	322,000	9,743,720
Johnson & Johnson	217,100	14,237,418
Merck & Co., Inc.	655,181	24,700,324
Pfizer, Inc.	2,734,420	59,172,849

		162,887,303

Retail — 1.1%
Best Buy Co., Inc.	15,000	350,550
CVS Caremark Corp.	49,010	1,998,628
Dillard’s, Inc. (Class A Stock)	20,000	897,600
Macy’s, Inc.	358,000	11,520,440
PVH Corp.	20,000	1,409,800
Sally Beauty Holdings, Inc.*(a)	100,000	2,113,000

		18,290,018

Semiconductors — 4.0%
Intel Corp.	643,000	15,592,750
KLA-Tencor Corp.	210,000	10,132,500
LSI Corp.*	3,527,000	20,985,650
Marvell Technology Group Ltd. (Bermuda)*	94,500	1,308,825
Micron Technology, Inc.*(a)	1,418,570	8,922,805
Novellus Systems, Inc.*(a)	256,000	10,570,240

		67,512,770

Software — 2.6%
Microsoft Corp.	1,366,500	35,474,340
Symantec Corp.*	523,000	8,184,950

		43,659,290

Specialty Retail — 1.1%
Foot Locker, Inc.	420,000	10,012,800
GameStop Corp. (Class A Stock)*(a)	370,000	8,928,100

		18,940,900

Telecommunications — 1.2%
Cisco Systems, Inc.	496,250	8,972,200
Motorola Solutions, Inc.	261,000	12,081,690

		21,053,890

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Transportation — 0.2%
Ryder System, Inc.	50,000	$2,657,000

Utilities — 0.7%
Ameren Corp	338,000	11,197,940

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	175,000	4,530,750

TOTAL LONG-TERM INVESTMENTS (cost $1,612,498,156)		1,671,479,705

SHORT-TERM INVESTMENT — 9.8%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $166,294,848; includes $141,093,780 of cash collateral for securities on loan)(b)(w)(Note 4)	166,294,848	166,294,848

TOTAL INVESTMENTS — 108.5% (cost $1,778,793,004)		1,837,774,553
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.5)%		(143,621,613)

NET ASSETS — 100.0%		$1,694,152,940

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
NASDAQ	National Association of Securities Dealers Automated Quotations

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $137,005,480; cash collateral of $141,093,780 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,671,479,705	$—	$—
Affiliated Money Market Mutual Fund	166,294,848	—	—

Total	$1,837,774,553	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Oil & Gas	11.7%
Affiliated Money Market Mutual Fund (8.3% represents investments purchased with collateral from securities onloan)	9.8
Pharmaceuticals	9.6
Insurance	7.8
Healthcare Services	5.1
Semiconductors	4.0
Media	3.8
Aerospace & Defense	3.5
Commercial Banks	3.0
Diversified Financial Services	2.8
Software	2.6
Food Products	2.4
Biotechnology	2.3
Chemicals	2.3
Food & Staples Retailing	2.2
Miscellaneous Manufacturing	2.0
Computers	1.7
Diversified Manufacturing	1.7
Healthcare Products	1.6
Consumer Finance	1.6
Household Products	1.6
Paper & Forest Products	1.5
Agriculture	1.5
Components	1.5
Electric Utilities	1.5
Beverages	1.4
Diversified Telecommunication Services	1.4

Healthcare Providers & Services	1.2%
Telecommunications	1.2
Construction & Engineering	1.2
Multi-Utilities	1.1
Specialty Retail	1.1
Retail	1.1
Metals & Mining	1.0
Commercial Services	0.9
Hotels, Restaurants & Leisure	0.9
Energy Equipment & Services	0.8
Airlines	0.7
Utilities	0.7
Computers & Peripherals	0.7
Computer Services & Software	0.5
Internet Services	0.5
Healthcare Equipment & Supplies	0.5
Office Equipment	0.4
Containers & Packaging	0.3
Wireless Telecommunication Services	0.3
Advertising	0.2
Auto Manufacturers	0.2
Investment Companies	0.2
IT Services	0.2
Electric	0.2
Transportation	0.2
Electronic Components	0.2
Automobiles	0.1

108.5
Liabilities in excess of other assets	(8.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BLACKROCK VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $137,005,480:
Unaffiliated investments (cost $1,612,498,156)	$1,671,479,705
Affiliated investments (cost $166,294,848)	166,294,848
Receivable for fund share sold	3,749,585
Dividends and interest receivable	1,911,603
Prepaid expenses	13,907

Total Assets	1,843,449,648

LIABILITIES:
Payable to broker for collateral for securities on loan	141,093,780
Payable for fund share repurchased	7,600,945
Advisory fees payable	482,154
Accrued expenses and other liabilities	104,120
Shareholder servicing fees payable	13,201
Payable to custodian	2,000
Affiliated transfer agent fee payable	508

Total Liabilities	149,296,708

NET ASSETS	$1,694,152,940

Net assets were comprised of:
Paid-in capital	$1,676,989,888
Retained earnings	17,163,052

Net assets, December 31, 2011	$1,694,152,940

Net asset value and redemption price per share, $1,694,152,940 / 199,066,128 outstanding shares of beneficial interest	$8.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $376,144 foreign withholding tax)	$39,389,369
Affiliated income from securities lending, net	415,266
Affiliated dividend income	74,779
Unaffiliated interest income	9

39,879,423

EXPENSES
Advisory fees	15,656,583
Shareholder servicing fees and expenses	1,841,951
Custodian and accounting fees	236,000
Loan interest expense (Note 7)	30,844
Trustees’ fees	27,000
Audit fees	19,000
Commitment fee on syndicated credit agreement	17,000
Insurance expenses	16,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	9,000
Miscellaneous	14,266

Total expenses	17,888,644
Less: shareholder servicing fee waiver	(433,570)

Net expenses	17,455,074

NET INVESTMENT INCOME	22,424,349

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	23,726,767
Net change in unrealized appreciation (depreciation) on investments	(121,961,258)

NET LOSS ON INVESTMENTS.	(98,234,491)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(75,810,142)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,424,349	$13,239,050
Net realized gain on investment and foreign currency transactions	23,726,767	71,509,805
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(121,961,258)	62,026,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(75,810,142)	146,775,679

DISTRIBUTIONS	(13,243,131)	(16,784,479)

FUND SHARE TRANSACTIONS:
Fund share sold [143,438,398 and 82,832,029 shares, respectively]	1,230,948,500	645,713,042
Fund share issued in reinvestment of distributions [1,498,092 and 2,229,014 shares, respectively]	13,243,131	16,784,479
Fund share repurchased [124,534,031 and 61,976,594 shares, respectively]	(998,615,961)	(465,190,677)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	245,575,670	197,306,844

TOTAL INCREASE IN NET ASSETS	156,522,397	327,298,044
NET ASSETS:
Beginning of year	1,537,630,543	1,210,332,499

End of year	$1,694,152,940	$1,537,630,543

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.2%
COMMON STOCKS	Shares	Value (Note 2)
Apartment — 16.1%
Apartment Investment & Management Co. (Class A Stock), REIT(a)	344,004	$7,881,132
AvalonBay Communities, Inc., REIT	138,649	18,107,559
BRE Properties, Inc., REIT	139,622	7,048,118
Campus Crest Communities, Inc., REIT(a)	134,178	1,349,831
Education Realty Trust, Inc., REIT	333,561	3,412,329
Equity Residential, REIT	595,529	33,963,019
Essex Property Trust, Inc., REIT	7,592	1,066,752
Post Properties, Inc., REIT	113,336	4,955,050
UDR, Inc., REIT(a)	312,563	7,845,331

		85,629,121

Diversified Operations — 8.4%
American Assets Trust, Inc., REIT	125,375	2,571,441
Colonial Properties Trust, REIT(a)	280,280	5,846,641
Digital Realty Trust, Inc., REIT(a)	172,778	11,519,109
DuPont Fabros Technology, Inc., REIT(a)	151,780	3,676,112
Entertainment Properties Trust, REIT	51,408	2,247,044
Vornado Realty Trust, REIT	245,280	18,852,221

		44,712,568

Healthcare — 10.1%
HCP, Inc., REIT(a)	604,868	25,059,681
Health Care REIT, Inc., REIT(a)	208,186	11,352,383
Senior Housing Properties Trust, REIT	234,155	5,254,438
Ventas, Inc., REIT	216,482	11,934,653

		53,601,155

Hotels — 5.6%
Hersha Hospitality Trust, REIT	699,984	3,415,922
Host Hotels & Resorts, Inc., REIT	1,122,977	16,586,370
Hyatt Hotels Corp. (Class A Stock)*	71,614	2,695,551
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*(a)	292,124	2,182,166
Pebblebrook Hotel Trust, REIT(a)	133,265	2,556,023
RLJ Lodging Trust, REIT	136,963	2,305,087

		29,741,119

Industrial — 4.5%
DCT Industrial Trust, Inc., REIT(a)	1,307,700	6,695,424
ProLogis, Inc., REIT	597,595	17,085,241

		23,780,665

Manufactured Home — 1.5%
Equity LifeStyle Properties, Inc., REIT	119,786	7,988,528

Office — 15.3%
Alexandria Real Estate Equities, Inc., REIT	145,088	10,006,719
BioMed Realty Trust, Inc., REIT(a)	480,688	8,690,839
Boston Properties, Inc., REIT(a)	227,329	22,641,968
Brookfield Properties Corp. (Canada)	408,751	6,392,866
Douglas Emmett, Inc., REIT(a)	232,978	4,249,519
Highwoods Properties, Inc., REIT(a)	158,390	4,699,431
Hudson Pacific Properties, Inc., REIT	188,691	2,671,864
Kilroy Realty Corp., REIT(a)	154,374	5,877,018
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT(a)	217,678	3,709,233
SL Green Realty Corp., REIT(a)	186,934	12,457,282

		81,396,739

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Office/Industrial — 1.5%
Liberty Property Trust, REIT(a)	250,250	$7,727,720
Regional Mall — 17.8%
CBL & Associates Properties, Inc., REIT	195,547	3,070,088
General Growth Properties, Inc., REIT(a)	587,446	8,823,439
Macerich Co. (The), REIT(a)	90,876	4,598,326
Simon Property Group, Inc., REIT	487,012	62,795,327
Tanger Factory Outlet Centers, REIT(a)	241,241	7,073,186
Taubman Centers, Inc., REIT	135,779	8,431,876

		94,792,242

Self Storage — 5.6%
Extra Space Storage, Inc., REIT(a)	273,348	6,623,222
Public Storage, REIT(a)	173,563	23,337,281

		29,960,503

Shopping Centers — 7.2%
Alexander’s, Inc., REIT	5,893	2,180,587
DDR Corp., REIT	274,262	3,337,768
Federal Realty Investment Trust, REIT(a)	72,692	6,596,799
Kimco Realty Corp., REIT	564,661	9,170,095
Regency Centers Corp., REIT(a)	293,403	11,037,821
Weingarten Realty Investors, REIT(a)	282,952	6,174,013

		38,497,083

Storage — 0.6%
CubeSmart, REIT	279,530	2,974,199

TOTAL LONG-TERM INVESTMENTS (cost $476,173,804)		500,801,642

SHORT-TERM INVESTMENT — 32.8%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $174,127,463; includes $147,700,966 of cash collateral for securities on loan)(b)(w)(Note 4)	174,127,463	174,127,463

TOTAL INVESTMENTS — 127.0% (cost $650,301,267)		674,929,105
LIABILITIES IN EXCESS OF OTHER ASSETS — (27.0)%		(143,355,516)

NET ASSETS — 100.0%		$531,573,589

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $143,260,624; cash collateral of $147,700,966 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$500,801,642	$—	$—
Affiliated Money Market Mutual Fund	174,127,463	—	—

Total	$674,929,105	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (27.8% represents investments purchased with collateral from securities on loan)	32.8%
Regional Mall	17.8
Apartment	16.1
Office	15.3
Healthcare	10.1
Diversified Operations	8.4
Shopping Centers	7.2

Self Storage	5.6%
Hotels	5.6
Industrial	4.5
Manufactured Home	1.5
Office/Industrial	1.5
Storage	0.6

127.0
Liabilities in excess of other assets	(27.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $143,260,624:
Unaffiliated investments (cost $476,173,804)	$500,801,642
Affiliated investments (cost $174,127,463)	174,127,463
Receivable for investments sold	6,467,948
Dividends receivable	1,749,339
Receivable for fund share sold	779,297
Prepaid expenses	4,076

Total Assets	683,929,765

LIABILITIES:
Payable to broker for collateral for securities on loan	147,700,966
Payable for investments purchased	4,421,905
Advisory fees payable	164,106
Accrued expenses and other liabilities	57,799
Payable to custodian	5,551
Shareholder servicing fees payable	5,273
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	68

Total Liabilities	152,356,176

NET ASSETS	$531,573,589

Net assets were comprised of:
Paid-in capital	$509,080,228
Retained earnings	22,493,361

Net assets, December 31, 2011	$531,573,589

Net asset value and redemption price per share, $531,573,589 / 82,342,615 outstanding shares of beneficial interest	$6.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $14,527 foreign withholding tax)	$14,417,576
Affiliated income from securities lending, net	147,946
Affiliated dividend income	38,028

14,603,550

EXPENSES
Advisory fees	5,805,771
Shareholder servicing fees and expenses	580,577
Custodian and accounting fees.	109,000
Audit fees	19,000
Trustees’ fees	16,000
Commitment fee on syndicated credit agreement	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Loan interest expense (Note 7)	8,796
Legal fees and expenses	8,000
Shareholders’ reports	8,000
Insurance expenses	5,000
Miscellaneous	13,546

Total expenses	6,593,690
Less: shareholder servicing fee waiver	(32,432)

Net expenses	6,561,258

NET INVESTMENT INCOME	8,042,292

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	60,430,090
Net change in unrealized appreciation (depreciation) on investments	(62,059,403)

NET LOSS ON INVESTMENTS	(1,629,313)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,412,979

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,042,292	$4,096,249
Net realized gain on investment transactions	60,430,090	91,974,014
Net change in unrealized appreciation (depreciation) on investments	(62,059,403)	9,662,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,412,979	105,733,192

DISTRIBUTIONS	(4,100,446)	(6,667,911)

FUND SHARE TRANSACTIONS:
Fund share sold [46,696,487 and 34,251,731 shares, respectively]	293,839,149	189,852,810
Fund share issued in reinvestment of distributions [637,705 and 1,251,015 shares, respectively]	4,100,446	6,667,911
Fund share repurchased [55,129,636 and 25,546,728 shares, respectively]	(318,603,554)	(132,728,047)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(20,663,959)	63,792,674

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	373,605	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,977,821)	162,857,955
NET ASSETS:
Beginning of year	549,551,410	386,693,455

End of year	$531,573,589	$549,551,410

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS — 95.3%	Shares	Value (Note 2)

Advertising — 0.3%
National CineMedia, Inc.	113,320	$1,405,168

Aerospace & Defense — 2.1%
Innovative Solutions & Support, Inc.*	797,170	2,742,265
Teledyne Technologies, Inc.*	148,100	8,123,285

		10,865,550

Airlines — 1.4%
US Airways Group, Inc.*(a)	1,414,100	7,169,487

Automotive Parts — 1.4%
CLARCOR, Inc.	150,000	7,498,500

Banks — 1.1%
Walker & Dunlop, Inc.*(a)	461,700	5,798,952

Biotechnology — 1.5%
3SBio, Inc. (Cayman Islands), ADR*	39,190	400,522
Amarin Corp. PLC (United Kingdom), ADR* .	454,402	3,403,471
BELLUS Health, Inc. (Canada)*	451,199	18,048
Biocon Ltd. (India)	307,705	1,586,762
Inhibitex, Inc.*	125,000	1,367,500
Repligen Corp.*	347,200	1,204,784

		7,981,087

Building Materials — 1.6%
Owens Corning*(a)	296,500	8,515,480

Business Services — 3.6%
CoStar Group, Inc.*(a)	77,400	5,164,902
Ctrip.com International Ltd. (Cayman
Islands), ADR*(a)	113,800	2,662,920
Kenexa Corp.*	407,400	10,877,580

		18,705,402

Cable Television — 1.0%
Central European Media Enterprises Ltd. (Bermuda) (Class A Stock)*(a)	773,500	5,043,220

Chemicals — 1.4%
Eastman Chemical Co.	180,100	7,034,706

Commercial Banks — 0.7%
Popular, Inc. (Puerto Rico)*	2,519,400	3,501,966

Commercial Services — 1.4%
iSoftstone Holdings Ltd. (Cayman Islands), ADS*(a)	124,700	1,091,125
MoneyGram International, Inc.*	70,095	1,244,186
RPX Corp.*	80,804	1,022,171
TNS, Inc.*	133,000	2,356,760
VistaPrint NV (Netherlands)*(a)	49,759	1,522,625

		7,236,867

Computer Services & Software — 11.1%
Allscripts Healthcare Solutions, Inc.*	198,000	3,750,120
Camelot Information Systems, Inc. (British Virgin Islands), ADS*(a)	268,600	765,510
Cinedigm Digital Cinema Corp.*	483,000	666,540
Cinedigm Digital Cinema Corp. (Class A Stock)*	998,987	1,378,602
CommVault Systems, Inc.*	244,700	10,453,584
Convio, Inc.*	96,573	1,068,097
Envestnet, Inc.*	522,400	6,247,904
IHS, Inc. (Class A Stock)*	32,000	2,757,120

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software (continued)
JDA Software Group, Inc.*	121,600	$3,938,624
LivePerson, Inc.*(a)	105,606	1,325,355
OCZ Technology Group, Inc.*(a)	250,235	1,654,053
QLIK Technologies, Inc.*(a)	70,900	1,715,780
RADWARE Ltd. (Israel)*	283,000	8,277,750
Riverbed Technology, Inc.*	246,300	5,788,050
Seachange International, Inc.*	25,692	180,615
Syntel, Inc.	56,171	2,627,118
Tangoe, Inc.*	66,728	1,027,611
Telecity Group PLC (United Kingdom)*	408,399	4,103,525

		57,725,958

Consumer Products & Services — 1.1%
SodaStream International Ltd. (Israel)*(a)	39,000	1,274,910
Vitamin Shoppe, Inc.*(a)	108,000	4,307,040

		5,581,950

Containers & Packaging — 0.3%
Greatview Aseptic Packaging Co. Ltd. (Cayman Islands)*	4,713,286	1,577,852

Diversified Financial Services — 0.2%
Power Finance Corp. Ltd. (India)*	391,788	1,019,217

Diversified Operations — 0.1%
MAX India Ltd. (India)*	250,459	689,287

Education — 0.3%
Ambow Education Holding Ltd. (Cayman Islands), ADR*(a)	235,094	1,657,413

Electric — 0.5%
ITC Holdings Corp.	30,506	2,314,795

Electrical Equipment — 0.2%
Satcon Technology Corp.*(a)	1,666,589	1,000,120

Electronic Components & Equipment — 0.6%
Orbotech Ltd. (Israel)*	330,100	3,294,398

Energy – Alternate Sources — 0.2%
Syntroleum Corp.*(a)	1,028,217	987,088

Engineering & Construction — 1.1%
Chicago Bridge & Iron Co. NV (Netherlands).	153,800	5,813,640

Entertainment & Leisure — 0.8%
Penn National Gaming, Inc.*	91,600	3,487,212
Universal Travel Group, 144A*(a)(g)	244,724	499,237

		3,986,449

Financial Services — 4.1%
Affiliated Managers Group, Inc.*	60,100	5,766,595
Air Lease Corp.*(a)	290,500	6,887,755
BankUnited, Inc.	126,300	2,777,337
Manappuram Finance Ltd. (India)	5,622,200	4,880,584
Netspend Holdings, Inc.*(a)	125,754	1,019,865

		21,332,136

Healthcare Products — 0.6%
DexCom, Inc.*	352,199	3,278,973

Healthcare Services — 2.3%
Protalix BioTherapeutics, Inc.*(a)	1,044,454	5,149,158
Seattle Genetics, Inc.*(a)	421,200	7,040,358

		12,189,516

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels & Motels — 1.4%
Melco Crown Entertainment Ltd. (Cayman Islands), ADR*(a)	341,026	$3,280,670
NagaCorp Ltd. (Cayman Islands)	10,249,855	2,586,681
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	220,800	1,649,376

		7,516,727

Household Products — 0.9%
Samsonite International SA*	2,971,210	4,659,611

Internet Services — 4.5%
ASOS PLC (United Kingdom)*	51,761	993,549
BroadSoft, Inc.*(a)	114,600	3,460,920
Constant Contact, Inc.*(a)	338,000	7,844,980
Mecox Lane Ltd. (Cayman Islands), ADR*(a)	160,463	186,137
NIC, Inc.	219,200	2,917,552
Shutterfly, Inc.*(a)	91,221	2,076,190
WebMediaBrands, Inc.*	1,181,298	537,491
Yoox SpA (Italy)*(a)	511,860	5,525,027

		23,541,846

Manufacturing — 1.2%
Fabrinet (Cayman Islands)*	88,800	1,214,784
STR Holdings, Inc.*(a)	109,700	902,831
Trinity Industries, Inc.	138,900	4,175,334

		6,292,949

Medical Supplies & Equipment — 2.7%
Ardea Biosciences, Inc.*	105,200	1,768,412
Conceptus, Inc.*(a)	653,100	8,255,184
Corcept Therapeutics, Inc.*	95,600	326,952
Corcept Therapeutics, Inc., PIPE*	123,242	421,488
Insulet Corp.*(a)	174,400	3,283,952

		14,055,988

Oil, Gas & Consumable Fuels — 1.3%
Dresser-Rand Group, Inc.*	33,700	1,681,967
Vermilion Energy, Inc. (Canada)	115,703	5,152,830

		6,834,797

Pharmaceuticals — 18.2%
Achillion Pharmaceuticals, Inc.*	433,463	3,302,988
Adaltis, Inc. (Canada), (OTC), 144A*(g)	41,000	—
Adaltis, Inc. (Canada), (TSX), 144A*(g)	172,400	—
Alkermes PLC (Ireland)*(a)	122,215	2,121,652
Aurobindo Pharma Ltd. (India)*	417,271	669,064
Catalyst Pharmaceutical Partners, Inc.*(a)	1,229,390	1,585,913
CFR Pharmaceuticals SA (Chile)*	3,165,875	744,087
CFR Pharmaceuticals SA (Chile), ADR, 144A*	21,413	503,325
Cubist Pharmaceuticals, Inc.*(a)	377,000	14,936,740
Dyax Corp.*	790,000	1,074,400
Dynavax Technologies Corp.*(a)	9,070,376	30,113,648
Nektar Therapeutics*(a)	287,100	1,606,324
Progenics Pharmaceuticals, Inc.*	923,100	7,883,274
Regeneron Pharmaceuticals, Inc.*(a)	37,600	2,084,168
Sagent Pharmaceuticals, Inc.*(a)	200,400	4,208,400
Salix Pharmaceuticals Ltd.*(a)	67,000	3,205,950
Strides Arcolab Ltd. (India)	173,914	1,313,729
Threshold Pharmaceuticals, Inc., PIPE*	203,171	247,869
Vical, Inc.*(a)	620,439	2,736,136

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Vivus, Inc.*(a)	375,687	$3,662,948
Warner Chilcott PLC (Ireland) (Class A Stock)*	438,700	6,637,531
Watson Pharmaceuticals, Inc.*	63,500	3,831,590
YM Biosciences, Inc. (Canada)*(a)	1,455,064	2,386,305

		94,856,041

Real Estate — 0.6%
China Housing & Land Development, Inc.*(a)	165,838	164,180
LPS Brasil Consultoria de Imoveis SA (Brazil)	198,617	2,768,552

		2,932,732

Real Estate Investment Trust – Mortgage — 0.3%
Summit Hotel Properties, Inc	170,900	1,613,296

Real Estate Investment Trusts — 0.2%
Fibra Uno Administracion SA de CV (Mexico)	680,986	1,161,434

Restaurants — 2.0%
International Meal Co. Holdings SA (Brazil)* .	1,464,447	10,198,722

Retail & Merchandising — 8.9%
Arezzo Industria e Comercio SA (Brazil)	538,200	6,694,138
Dick’s Sporting Goods, Inc.(a)	200,000	7,376,000
Gordmans Stores, Inc.*(a)	218,605	2,747,865
LJ International, Inc. (British Virgin Islands)*(a)	77,274	148,366
Lululemon Athletica, Inc.*(a)	203,400	9,490,644
MSC Industrial Direct Co., Inc. (Class A Stock)	114,600	8,199,630
Salvatore Ferragamo Italia SpA (Italy)*(a)	551,000	7,259,665
Ulta Salon Cosmetics & Fragrance, Inc.*	49,300	3,200,556
Vera Bradley, Inc.*(a)	40,270	1,298,708

		46,415,572

Semiconductors — 4.2%
Cavium, Inc.*	59,300	1,685,899
Entropic Communications, Inc.*(a)	124,300	635,173
Mellanox Technologies Ltd. (Israel)*	60,715	1,972,630
Microsemi Corp.*	370,500	6,205,875
Mindspeed Technologies, Inc.*(a)	1,150,700	5,270,206
Nova Measuring Instruments Ltd. (Israel)*	685,400	5,051,398
RDA Microelectronics, Inc. (Cayman Islands), ADR*(a)	63,713	696,383
Rubicon Technology, Inc.*(a)	55,050	516,919

		22,034,483

Software — 2.1%
interXion Holding NV (Netherlands)*	174,550	2,347,698
Jive Software, Inc.(a)	181,500	2,904,000
Parametric Technology Corp.*	201,200	3,673,912
Synchronoss Technologies, Inc.*	65,151	1,968,212

		10,893,822

Telecommunications — 1.4%
Gilat Satellite Networks Ltd. (Israel)*	496,500	1,961,175
hiSoft Technology International Ltd. (Cayman Islands), ADR*(a)	151,400	1,397,422
KVH Industries, Inc.*	53,458	415,903

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
tw telecom, Inc.*	185,546	$3,595,881

		7,370,381

Textiles — 0.4%
Cia Hering (Brazil)	127,900	2,225,779

Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	38,800	479,956

Transportation — 3.9%
Aramex PJSC (United Arab Emirates)	13,166,267	6,452,032
Atlas Air Worldwide Holdings, Inc.*	168,900	6,490,827
Old Dominion Freight Line, Inc.*	176,800	7,165,704

		20,108,563

TOTAL COMMON STOCKS (cost $529,222,550)		496,397,876

	Units
WARRANTS* — 0.1%
Energy – Alternate Sources
Syntroleum Corp., expiring 07/16/16	615,342	227,677

Medical Supplies & Equipment
Corcept Therapeutics, Inc., expiring 04/21/13.	43,135	86,270

Pharmaceuticals — 0.1%
Clinical Data, Inc., expiring 05/24/12	7,625	—
Cortex Pharmaceuticals, Inc., expiring 08/28/12.	55,040	—
Dynavax Technologies Corp., expiring 04/16/15.	173,656	439,350
Point Therapeutics, Inc., expiring 07/01/12	84,270	—
Threshold Pharmaceuticals, Inc., expiring 10/05/14.	90,745	43,558

		482,908

TOTAL WARRANTS (cost $39,662)		796,855

TOTAL LONG-TERM INVESTMENTS (cost $529,262,212)		497,194,731

SHORT-TERM INVESTMENT — 32.0%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $166,972,534; includes $134,414,771 of cash collateral for securities on loan)(b)(w)(Note 4)	166,972,534	$166,972,534

TOTAL INVESTMENTS — 127.4% (cost $696,234,746)		664,167,265
LIABILITIES IN EXCESS OF OTHER ASSETS — (27.4)%		(143,035,299)

NET ASSETS — 100.0%		$521,131,966

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
OTC	Over-The-Counter
PIPE	Private Investment In Public Equity
TSX	Toronto Stock Exchange
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $128,259,544; cash collateral of $134,414,771 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$495,229,282	$669,357	$499,237
Warrants	43,558	439,350	313,947
Affiliated Money Market Mutual Fund	166,972,534	—	—

Total	$662,245,374	$1,108,707	$813,184

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (25.8% represents investments purchased with collateral from securities on loan)	32.0%
Pharmaceuticals	18.3
Computer Services & Software	11.1
Retail & Merchandising	8.9
Internet Services	4.5
Semiconductors	4.2
Financial Services	4.1
Transportation	3.9
Business Services	3.6
Medical Supplies & Equipment	2.7
Healthcare Services	2.3
Software	2.1
Aerospace & Defense	2.1
Restaurants	2.0
Building Materials	1.6
Biotechnology	1.5
Hotels & Motels	1.4
Automotive Parts	1.4
Telecommunications	1.4
Commercial Services	1.4
Airlines	1.4
Chemicals	1.4
Oil, Gas & Consumable Fuels	1.3
Manufacturing	1.2
Engineering & Construction	1.1
Banks	1.1
Consumer Products & Services	1.1
Cable Television	1.0
Household Products	0.9
Entertainment & Leisure	0.8
Commercial Banks	0.7
Electronic Components & Equipment	0.6
Healthcare Products	0.6
Real Estate	0.6
Electric	0.5

Textiles	0.4%
Education	0.3
Real Estate Investment Trust – Mortgage	0.3
Containers & Packaging	0.3
Advertising	0.3
Energy – Alternate Sources	0.2
Real Estate Investment Trusts	0.2
Diversified Financial Services	0.2
Electrical Equipment	0.2
Diversified Operations	0.1
Thrifts & Mortgage Finance	0.1
127.4
Liabilities in excess of other assets	(27.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$796,855	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$96,230

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$149,177

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $128,259,544:
Unaffiliated investments (cost $529,262,212)	$497,194,731
Affiliated investments (cost $166,972,534)	166,972,534
Cash	48,603
Foreign currency, at value (cost $6,667)	6,566
Receivable for investments sold	943,777
Receivable for fund share sold	302,460
Dividends and interest receivable	272,220
Tax reclaim receivable	4,805
Prepaid expenses	7,582

Total Assets	665,753,278

LIABILITIES:
Payable to broker for collateral for securities on loan	134,414,771
Payable for investments purchased	7,977,748
Payable for fund share repurchased	1,863,955
Advisory fees payable	221,324
Accrued expenses and other liabilities	137,810
Shareholder servicing fees payable	5,196
Affiliated transfer agent fee payable	508

Total Liabilities	144,621,312

NET ASSETS	$521,131,966

Net assets were comprised of:
Paid-in capital	$584,235,452
Retained earnings	(63,103,486)

Net assets, December 31, 2011	$521,131,966

Net asset value and redemption price per share, $521,131,966 / 65,002,833 outstanding shares of beneficial interest	$8.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $290,567 foreign withholding tax)	$2,452,132
Affiliated income from securities lending, net	2,225,552
Unaffiliated interest income	93,110
Affiliated dividend income	59,871

4,830,665

EXPENSES
Advisory fees	6,257,307
Shareholder servicing fees and expenses	658,664
Custodian and accounting fees	364,000
Audit fees	19,000
Trustees’ fees	16,000
Loan interest expense (Note 7)	15,580
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	7,000
Insurance expenses	6,000
Miscellaneous	19,335

Total expenses	7,391,886
Less: advisory fee waivers and/or expense reimbursement	(21,037)
Less: shareholder servicing fee waiver	(44,099)

Net expenses	7,326,750

NET INVESTMENT LOSS	(2,496,085)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON* INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	73,421,658
Foreign currency transactions	(850,823)

72,570,835

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $48,761)	(196,509,538)
Foreign currencies	204

(196,509,334)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(123,938,499)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(126,434,584)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,496,085)	$2,544,572
Net realized gain on investment and foreign currency transactions	72,570,835	48,838,158
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(196,509,334)	95,370,505

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(126,434,584)	146,753,235

DISTRIBUTIONS	(2,520,572)	(221,721)

FUND SHARE TRANSACTIONS:
Fund share sold [41,836,489 and 36,039,633 shares, respectively]	354,411,040	278,278,767
Fund share issued in reinvestment of distributions [274,572 and 30,880 shares, respectively]	2,520,572	221,721
Net asset value of shares issued in merger [18,272,020 and 0 shares, respectively] (Note 10)	182,989,144	—
Fund share repurchased [65,368,695 and 25,521,634 shares, respectively]	(537,889,888)	(192,516,517)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,030,868	85,983,971

TOTAL INCREASE (DECREASE) IN NET ASSETS	(126,924,288)	232,515,485
NET ASSETS:
Beginning of year	648,056,254	415,540,769

End of year	$521,131,966	$648,056,254

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value (Note 2)

Apparel — 3.5%
NIKE, Inc. (Class B Stock)	338,137	$32,586,263

Banks — 1.6%
Northern Trust Corp.	373,385	14,808,449

Beverages — 2.6%
PepsiCo, Inc.	356,602	23,660,543

Chemicals — 2.9%
Praxair, Inc.(a)	254,206	27,174,621

Commercial Services — 3.5%
MasterCard, Inc. (Class A Stock)	87,360	32,569,555

Computers — 10.8%
Apple, Inc.*	189,772	76,857,660
NetApp, Inc.*(a)	640,136	23,217,733

		100,075,393

Cosmetics/Personal Care — 2.9%
Avon Products, Inc.	770,895	13,467,536
Procter & Gamble Co. (The)	200,272	13,360,145

		26,827,681

Diversified Financial Services — 2.4%
American Express Co.	470,413	22,189,381

Electronic Components & Equipment — 2.4%
Emerson Electric Co.	484,788	22,586,273

Financials — 2.8%
CME Group, Inc.	104,986	25,581,939

Healthcare Products — 3.1%
Johnson & Johnson	152,239	9,983,834
St. Jude Medical, Inc.	555,870	19,066,341

		29,050,175

Internet Services — 9.3%
Amazon.com, Inc.*	79,261	13,720,079
Equinix, Inc.*(a)	246,197	24,964,376
Google, Inc. (Class A Stock)*	73,259	47,317,988

		86,002,443

Lodging — 2.6%
Marriott International, Inc. (Class A Stock)	818,843	23,885,650

Medical Products — 2.1%
Thermo Fisher Scientific, Inc.*	426,704	19,188,879

Oil & Gas — 4.0%
Devon Energy Corp.	259,251	16,073,562
Halliburton Co.	596,967	20,601,331

		36,674,893

Oil & Gas Services — 5.8%
Cameron International Corp.*	278,532	13,700,989
Schlumberger Ltd. (Netherlands)	591,138	40,380,637

		54,081,626

Pharmaceuticals — 2.1%
Teva Pharmaceutical Industries Ltd. (Israel) ADR	471,329	19,022,838

Real Estate — 2.4%
CBRE Group, Inc.*	1,448,330	22,043,583

Retailing — 10.6%
Costco Wholesale Corp.	389,657	32,466,221

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retailing (continued)
Lowe’s Cos., Inc.(a)	1,304,566	$33,109,885
PVH Corp.	195,006	13,745,973
Urban Outfitters, Inc.*(a)	675,255	18,610,028

		97,932,107

Semiconductors — 8.7%
QUALCOMM, Inc.	992,736	54,302,659
Xilinx, Inc.	803,278	25,753,093

		80,055,752

Software — 2.9%
Oracle Corp.	1,059,031	27,164,145

Telecommunications — 8.3%
American Tower Corp. (Class A Stock)	824,789	49,495,588
Crown Castle International Corp.*	601,344	26,940,211

		76,435,799

TOTAL LONG-TERM INVESTMENTS (cost $876,726,073)		899,597,988

SHORT-TERM INVESTMENT — 7.7%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $70,727,721; includes $47,487,765 of cash collateral for securities on loan)(b)(w)(Note 4)	70,727,721	70,727,721

TOTAL INVESTMENTS — 105.0% (cost $947,453,794)		970,325,709
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.0)%		(46,084,702)

NET ASSETS — 100.0%		$924,241,007

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,052,130; cash collateral of $47,487,765 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$899,597,988	$—	$—
Affiliated Money Market Mutual Fund	70,727,721	—	—

Total	$970,325,709	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Computers	10.8%
Retailing	10.6
Internet Services	9.3
Semiconductors	8.7
Telecommunications	8.3
Affiliated Money Market Mutual Fund (5.1% represents investments purchased with collateral from securities on loan)	7.7
Oil & Gas Services	5.8
Oil & Gas	4.0
Apparel	3.5
Commercial Services	3.5
Healthcare Products	3.1

Chemicals	2.9%
Software	2.9
Cosmetics/Personal Care	2.9
Financials	2.8
Lodging	2.6
Beverages	2.6
Electronic Components & Equipment	2.4
Diversified Financial Services	2.4
Real Estate	2.4
Medical Products	2.1
Pharmaceuticals	2.1
Banks	1.6

105.0
Liabilities in excess of other assets	(5.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $46,052,130:
Unaffiliated investments (cost $876,726,073)	$899,597,988
Affiliated investments (cost $70,727,721)	70,727,721
Receivable for fund share sold	1,175,601
Dividends receivable	760,515
Prepaid expenses	18,305

Total Assets	972,280,130

LIABILITIES:
Payable to broker for collateral for securities on loan	47,487,765
Advisory fees payable	274,117
Payable for fund share repurchased	164,361
Accrued expenses and other liabilities	103,836
Shareholder servicing fees payable	8,536
Affiliated transfer agent fee payable	508

Total Liabilities	48,039,123

NET ASSETS	$924,241,007

Net assets were comprised of:
Paid-in capital	$1,502,843,998
Retained earnings	(578,602,991)

Net assets, December 31, 2011	$924,241,007

Net asset value and redemption price per share, $924,241,007 / 35,218,354 outstanding shares of beneficial interest	$26.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $72,521 foreign withholding tax)	$20,874,621
Affiliated dividend income	94,179
Affiliated income from securities lending, net	71,380

21,040,180

EXPENSES
Advisory fees	16,591,822
Shareholder servicing fees and expenses	1,843,536
Custodian and accounting fees	241,000
Trustees’ fees	29,000
Commitment fee on syndicated credit agreement	25,000
Audit fees	19,000
Insurance expenses	19,000
Loan interest expense (Note 7)	17,892
Legal fees and expenses	13,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Miscellaneous	17,721

Total expenses	18,837,971
Less: shareholder servicing fee waiver	(428,441)

Net expenses	18,409,530

NET INVESTMENT INCOME	2,630,650

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	106,525,046
Net change in unrealized appreciation (depreciation) on investments	(192,003,820)

NET LOSS ON INVESTMENTS	(85,478,774)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,848,124)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,630,650	$2,871,788
Net realized gain on investment and foreign currency transactions	106,525,046	55,009,127
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(192,003,820)	151,288,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(82,848,124)	209,169,807

DISTRIBUTIONS	(2,873,959)	(1,124,324)

FUND SHARE TRANSACTIONS:
Fund share sold [28,910,625 and 67,981,654 shares, respectively]	777,968,380	1,651,634,140
Fund share issued in reinvestment of distributions [105,466 and 47,762 shares, respectively]	2,873,959	1,124,324
Fund share repurchased [65,027,319 and 13,890,869 shares, respectively]	(1,719,835,091)	(336,170,700)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(938,992,752)	1,316,587,764

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,024,714,835)	1,524,633,247
NET ASSETS:
Beginning of year	1,948,955,842	424,322,595

End of year	$924,241,007	$1,948,955,842

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.9%

COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.2%
Boeing Co. (The)	361,018	$26,480,670

Auto Parts & Equipment — 0.8%
Johnson Controls, Inc.	293,696	9,180,937

Banks — 9.6%
Fifth Third Bancorp	1,326,681	16,875,382
JPMorgan Chase & Co.	1,426,595	47,434,284
Morgan Stanley	1,071,521	16,212,113
SunTrust Banks, Inc.	645,679	11,428,518
U.S. Bancorp	799,936	21,638,269

		113,588,566

Beverages — 1.6%
PepsiCo, Inc.	274,920	18,240,942

Biotechnology — 1.7%
Celgene Corp.*	185,262	12,523,711
Vertex Pharmaceuticals, Inc.*	215,144	7,144,932

		19,668,643

Chemicals — 1.9%
LyondellBasell Industries NV (Netherlands) (Class A Stock)	424,854	13,803,507
Mosaic Co. (The)	158,282	7,982,161

		21,785,668

Computers — 2.7%
EMC Corp.*(a)	1,091,282	23,506,214
NetApp, Inc.*	242,191	8,784,268

		32,290,482

Diversified Financial Services — 4.0%
Ameriprise Financial, Inc.	228,235	11,329,585
Franklin Resources, Inc.	105,966	10,179,094
Invesco Ltd. (Bermuda)	532,426	10,696,438
SLM Corp.	1,093,258	14,649,657

		46,854,774

Electric — 5.7%
American Electric Power Co., Inc.	443,256	18,310,905
Energizer Holdings, Inc.*	50,988	3,950,550
PG&E Corp.	405,710	16,723,366
PPL Corp.	705,372	20,752,044
Xcel Energy, Inc.	299,374	8,274,697

		68,011,562

Electronic Equipment & Instruments — 1.2%
Thermo Fisher Scientific, Inc.*	316,047	14,212,634

Food — 4.3%
General Mills, Inc.	698,909	28,242,913
Unilever NV (Netherlands)(a)	673,220	23,138,571

		51,381,484

Healthcare Products — 0.9%
Boston Scientific Corp.*	1,927,194	10,291,216

Healthcare Providers & Services — 1.4%
UnitedHealth Group, Inc.	336,178	17,037,501

Insurance — 8.1%
Aflac, Inc.	272,326	11,780,823
Everest Re Group Ltd. (Bermuda)(a)	168,345	14,156,131

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Hartford Financial Services Group, Inc. (The)	632,464	$10,277,540
Lincoln National Corp.(a)	1,228,367	23,854,887
Marsh & McLennan Cos., Inc	356,926	11,286,000
Travelers Cos., Inc. (The)	414,232	24,510,108

		95,865,489

Internet — 1.5%
Google, Inc. (Class A Stock)*	13,594	8,780,365
Liberty Media Holding Corp. —Interactive (Class A Stock)*	553,640	8,977,273

		17,757,638

Lodging — 1.0%
Starwood Hotels & Resorts Worldwide, Inc.(a)	255,159	12,239,977

Media — 5.0%
CBS Corp. (Class B Stock)	686,188	18,623,142
Liberty Global, Inc. (Class A Stock)*	285,303	11,705,982
Walt Disney Co. (The)	761,896	28,571,100

		58,900,224

Metals & Mining — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	237,050	8,721,070

Miscellaneous Manufacturing — 7.1%
General Electric Co.	3,047,710	54,584,486
Honeywell International, Inc.	430,012	23,371,152
Illinois Tool Works, Inc.	143,245	6,690,974

		84,646,612

Oil & Gas — 11.6%
Baker Hughes, Inc.	118,843	5,780,524
Chevron Corp.	230,458	24,520,731
Devon Energy Corp.	480,307	29,779,034
Exxon Mobil Corp.	459,558	38,952,136
Halliburton Co.	294,989	10,180,070
Occidental Petroleum Corp.	194,642	18,237,955
Transocean Ltd. (Switzerland)	269,362	10,340,807

		137,791,257

Pharmaceuticals — 7.9%
Merck & Co., Inc.	849,708	32,033,992
Mylan, Inc.*	552,804	11,863,174
Pfizer, Inc.	1,918,389	41,513,938
Teva Pharmaceutical Industries Ltd. (Israel), ADR	211,484	8,535,494

		93,946,598

Real Estate Investment Trusts — 2.1%
Boston Properties, Inc.(a)	121,462	12,097,615
Simon Property Group, Inc.	100,902	13,010,304

		25,107,919

Retail & Merchandising — 3.5%
Home Depot, Inc. (The)	496,363	20,867,101
Lowe’s Cos., Inc.	454,371	11,531,936
Macy’s, Inc.	275,821	8,875,920

		41,274,957

Semiconductors — 3.4%
Altera Corp.	368,239	13,661,667

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (continued)
Maxim Integrated Products, Inc.	402,055	$10,469,512
NVIDIA Corp.*(a)	692,960	9,604,426
Texas Instruments, Inc.	236,712	6,890,686

		40,626,291

Software — 2.3%
Adobe Systems, Inc.*(a)	552,065	15,606,878
Microsoft Corp.	447,331	11,612,713

		27,219,591

Telecommunications — 5.7%
AT&T, Inc.	595,289	18,001,539
Cisco Systems, Inc.	1,134,755	20,516,370
Juniper Networks, Inc.*	720,028	14,695,772
Sprint Nextel Corp.*(a)	5,922,061	13,857,623

		67,071,304

TOTAL LONG-TERM INVESTMENTS (cost $1,201,194,956)		1,160,194,006

SHORT-TERM INVESTMENT — 7.5%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $89,364,244; includes $50,819,146 of cash collateral for securities on loan)(b)(w)(Note 4)	89,364,244	89,364,244

TOTAL INVESTMENTS — 105.4% (cost $1,290,559,200)		$1,249,558,250
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.4)%		(64,279,474)

NET ASSETS — 100.0%		$1,185,278,776

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,809,026; cash collateral of $50,819,146 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,160,194,006	$—	$—
Affiliated Money Market Mutual Fund	89,364,244	—	—

Total	$1,249,558,250	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Oil & Gas	11.6%
Banks	9.6
Insurance	8.1
Pharmaceuticals	7.9
Affiliated Money Market Mutual Fund (4.3% represents investments purchased with collateral from securities on loan)	7.5
Miscellaneous Manufacturing	7.1
Electric	5.7
Telecommunications	5.7
Media	5.0
Food	4.3
Diversified Financial Services	4.0
Retail & Merchandising	3.5
Semiconductors	3.4

Computers	2.7%
Software	2.3
Aerospace & Defense	2.2
Real Estate Investment Trusts	2.1
Chemicals	1.9
Biotechnology	1.7
Beverages	1.6
Internet	1.5
Healthcare Providers & Services	1.4
Electronic Equipment & Instruments	1.2
Lodging	1.0
Healthcare Products	0.9
Auto Parts & Equipment	0.8
Metals & Mining	0.7

105.4
Liabilities in excess of other assets	(5.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $48,809,026: Unaffiliated investments (cost $1,201,194,956)	$1,160,194,006
Affiliated investments (cost $89,364,244)	89,364,244
Cash.	127,970
Dividends receivable	2,640,295
Receivable for fund share sold	1,410,608
Receivable for investments sold	332,648
Prepaid expenses	9,214

Total Assets	1,254,078,985

LIABILITIES:
Payable to broker for collateral for securities on loan	50,819,146
Payable for investments purchased	10,932,004
Payable for fund share repurchased	6,663,138
Advisory fees payable	292,003
Accrued expenses and other liabilities	83,472
Shareholder servicing fees payable	9,938
Affiliated transfer agent fee payable	508

Total Liabilities	68,800,209

NET ASSETS	$1,185,278,776

Net assets were comprised of:
Paid-in capital	$1,916,845,233
Retained earnings	(731,566,457)

Net assets, December 31, 2011	$1,185,278,776

Net asset value and redemption price per share, $1,185,278,776 / 79,510,322 outstanding shares of beneficial interest	$14.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $554,143 foreign withholding tax)	$24,560,199
Affiliated dividend income	71,606
Affiliated income from securities lending, net	48,098

24,679,903

EXPENSES
Advisory fees	8,278,816
Shareholder servicing fees and expenses	1,103,837
Custodian and accounting fees	156,000
Audit fees	23,000
Trustees’ fees	23,000
Commitment fee on syndicated credit agreement	14,000
Insurance expenses	11,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Loan interest expense (Note 7)	9,631
Miscellaneous	4,519

Total expenses	9,653,803
Less: shareholder servicing fee waiver	(188,719)

Net expenses	9,465,084

NET INVESTMENT INCOME	15,214,819

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions.	(825,403)
Net change in unrealized appreciation (depreciation) on investments	(137,146,775)

NET LOSS ON INVESTMENTS	(137,972,178)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(122,757,359)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,214,819	$8,272,604
Net realized gain (loss) on investment transactions	(825,403)	75,241,213
Net change in unrealized appreciation (depreciation) on investments	(137,146,775)	15,744,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(122,757,359)	99,257,827

DISTRIBUTIONS	(8,270,985)	(12,614,842)

FUND SHARE TRANSACTIONS:
Fund share sold [63,371,930 and 9,884,841 shares, respectively]	995,247,915	142,090,469
Fund share issued in reinvestment of distributions [507,422 and 920,120 shares, respectively]	8,270,985	12,614,842
Fund share repurchased [40,541,218 and 15,527,272 shares, respectively]	(581,985,648)	(220,662,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	421,533,252	(65,957,614)

TOTAL INCREASE IN NET ASSETS	290,504,908	20,685,371
NET ASSETS:
Beginning of year	894,773,868	874,088,497

End of year	$1,185,278,776	$894,773,868

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.5%

COMMON STOCKS — 96.0%	Shares	Value (Note 2)

Apparel — 3.1%
PVH Corp.	146,725	$10,342,645
Ralph Lauren Corp.	17,589	2,428,689

		12,771,334

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.*	54,996	3,932,214
BioMarin Pharmaceutical, Inc.*	25,216	866,926
Vertex Pharmaceuticals, Inc.*	112,388	3,732,406

		8,531,546

Chemicals — 3.0%
Airgas, Inc.	56,517	4,412,847
Ecolab, Inc.(a)	141,338	8,170,750

		12,583,597

Commercial Banks — 1.5%
First Republic Bank*	204,945	6,273,367

Commercial Services — 8.2%
Genpact Ltd. (Bermuda)*	287,924	4,304,464
Global Payments, Inc.	183,964	8,716,214
Quanta Services, Inc.*	299,631	6,454,052
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	179,472	3,962,742
Verisk Analytics, Inc. (Class A Stock)*	94,452	3,790,359
Western Union Co. (The)	353,781	6,460,041

		33,687,872

Computers — 2.6%
MICROS Systems, Inc.*	43,461	2,024,413
NetApp, Inc.*	182,064	6,603,461
RealD, Inc.*(a)	289,182	2,296,105

		10,923,979

Consumer Products & Services — 3.3%
Avon Products, Inc.	275,379	4,810,871
FleetCor Technologies, Inc.*	61,895	1,848,804
Newell Rubbermaid, Inc.	428,599	6,921,874

		13,581,549

Diversified Financial Services — 4.9%
IntercontinentalExchange, Inc.*	64,038	7,719,781
Lazard Ltd. (Bermuda) (Class A Stock)	187,215	4,888,184
SLM Corp.	155,181	2,079,425
T. Rowe Price Group, Inc.(a)	94,692	5,392,709

		20,080,099

Electronic Components — 2.1%
Amphenol Corp. (Class A Stock)	191,555	8,694,682

Electronics — 2.5%
Agilent Technologies, Inc.*	91,841	3,208,006
FLIR Systems, Inc.	182,604	4,577,882
Mettler-Toledo International, Inc.*	18,342	2,709,297

		10,495,185

Financial — Bank & Trust — 1.6%
Northern Trust Corp.	162,838	6,458,155

Food — 0.5%
TreeHouse Foods, Inc.*	29,808	1,948,847

Hand/Machine Tools — 1.9%
Kennametal, Inc.(a)	211,901	7,738,625

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Products — 4.2%
CareFusion Corp.*	246,366	$6,260,160
Intuitive Surgical, Inc.*(a)	8,333	3,858,262
St. Jude Medical, Inc.	210,087	7,205,984

		17,324,406

Industrial Products — 1.7%
Roper Industries, Inc.	83,395	7,244,524

Insurance — 1.3%
Principal Financial Group, Inc.	214,230	5,270,058

Internet Services — 4.2%
Equinix, Inc.*(a)	81,601	8,274,341
Groupon, Inc.*(a)	113,768	2,347,034
Rackspace Hosting, Inc.*(a)	109,194	4,696,434
Zynga, Inc. (Class A Stock)*(a)	200,591	1,887,561

		17,205,370

Lodging — 1.7%
Marriott International, Inc. (Class A Stock)	241,232	7,036,737

Manufacturing — 0.8%
Rockwell Automation, Inc.(a)	44,887	3,293,359

Media — 2.2%
Discovery Communications, Inc. (Class A Stock)*	73,880	3,026,864
Scripps Networks Interactive, Inc. (Class A Stock)(a)	138,918	5,892,902

		8,919,766

Medical Products — 4.1%
C.R. Bard, Inc.	111,790	9,558,045
Henry Schein, Inc.*	112,689	7,260,552

		16,818,597

Oil & Gas — 8.4%
Core Laboratories NV (Netherlands)	49,313	5,619,216
Dril-Quip, Inc.*	110,562	7,277,191
Pioneer Natural Resources Co.	93,036	8,324,861
Rosetta Resources, Inc.*	117,173	5,097,026
Whiting Petroleum Corp.*	178,647	8,341,028

		34,659,322

Oil Well Services & Equipment — 2.3%
Cameron International Corp.*	189,239	9,308,666

Real Estate — 1.6%
CBRE Group, Inc.*	437,115	6,652,890

Retail — 8.9%
Bed Bath & Beyond, Inc.*(a)	55,932	3,242,378
Coinstar, Inc.*(a)	158,095	7,215,456
Dick’s Sporting Goods, Inc.	97,428	3,593,145
Lululemon Athletica, Inc.*(a)	36,918	1,722,594
PetSmart, Inc.	176,446	9,049,915
Tiffany & Co.	62,878	4,166,296
Urban Outfitters, Inc.*(a)	274,509	7,565,468

		36,555,252

Semiconductors — 4.6%
Altera Corp.	63,478	2,355,034
Linear Technology Corp.(a)	71,654	2,151,770
NVIDIA Corp.*(a)	344,029	4,768,242
Rovi Corp.*	98,389	2,418,402

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (continued)
Xilinx, Inc.	228,312	$7,319,683

		19,013,131

Software — 5.4%
Citrix Systems, Inc.*	85,060	5,164,843
MSCI, Inc. (Class A Stock)*(a)	164,516	5,417,512
salesforce.com, Inc.*(a)	64,971	6,591,958
VeriFone Systems, Inc.*	141,693	5,032,935

		22,207,248

Telecommunications — 6.5%
Crown Castle International Corp.*	122,811	5,501,933
DigitalGlobe, Inc.*	140,490	2,403,784
Juniper Networks, Inc.*	71,617	1,461,703
SBA Communications Corp. (Class A Stock)*	269,589	11,581,543
tw telecom, Inc.*	294,988	5,716,867

		26,665,830

Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	48,641	3,394,169

TOTAL COMMON STOCKS (cost 402,020,817)		395,338,162

EXCHANGE TRADED FUND — 1.5%
iShares Russell Midcap Growth Index Fund (cost $6,282,932)	112,020	6,166,701

TOTAL LONG-TERM INVESTMENTS (cost $408,303,749)		401,504,863

SHORT-TERM INVESTMENT — 20.1%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $82,842,976; includes $69,376,283 of cash collateral for securities on loan)(b)(w)(Note 4)	82,842,976	82,842,976

TOTAL INVESTMENTS — 117.6% (cost $491,146,725)		484,347,839
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.6)%		(72,579,672)

NET ASSETS — 100.0%		$411,768,167

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $67,169,658; cash collateral of $69,376,283 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$395,338,162	$—	$—
Exchange Traded Fund	6,166,701	—	—
Affiliated Money Market Mutual Fund	82,842,976	—	—

Total	$484,347,839	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (16.8% represents investments purchased with collateral from securities on loan)	20.1%
Retail	8.9
Oil & Gas	8.4
Commercial Services	8.2
Telecommunications	6.5
Software	5.4
Diversified Financial Services	4.9
Semiconductors	4.6
Healthcare Products	4.2
Internet Services	4.2
Medical Products	4.1
Consumer Products & Services	3.3
Apparel	3.1
Chemicals	3.0
Computers	2.6

Electronics	2.5%
Oil Well Services & Equipment	2.3
Media	2.2
Electronic Components	2.1
Biotechnology	2.1
Hand/Machine Tools	1.9
Industrial Products	1.7
Lodging	1.7
Real Estate	1.6
Financial – Bank & Trust	1.6
Commercial Banks	1.5
Exchange Traded Fund	1.5
Insurance	1.3
Transportation	0.8
Manufacturing	0.8
Food	0.5

117.6
Liabilities in excess of other assets	(17.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $67,169,658:
Unaffiliated investments (cost $408,303,749)	$401,504,863
Affiliated investments (cost $82,842,976)	82,842,976
Dividends receivable	292,977
Receivable for fund share sold	259,543
Prepaid expenses	5,610

Total Assets	484,905,969

LIABILITIES:
Payable to broker for collateral for securities on loan	69,376,283
Payable for fund share repurchased	3,571,187
Advisory fees payable	127,089
Accrued expenses and other liabilities	58,450
Shareholder servicing fees payable	4,285
Affiliated transfer agent fee payable	508

Total Liabilities	73,137,802

NET ASSETS	$411,768,167

Net assets were comprised of:
Paid-in capital	$368,262,182
Retained earnings	43,505,985

Net assets, December 31, 2011	$411,768,167

Net asset value and redemption price per share, $411,768,167 / 82,149,175 outstanding shares of beneficial interest	$5.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $20,361 foreign withholding tax)	$4,013,570
Affiliated income from securities lending, net	1,041,799
Affiliated dividend income	30,537

5,085,906

EXPENSES
Advisory fees	5,807,921
Shareholder servicing fees and expenses	580,792
Custodian and accounting fees	110,000
Audit fees	19,000
Trustees’ fees	16,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	6,000
Loan interest expense (Note 7)	2,268
Miscellaneous	8,161

Total expenses	6,585,142
Less: shareholder servicing fee waiver	(26,282)

Net expenses	6,558,860

NET INVESTMENT LOSS	(1,472,954)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	57,885,924
Net change in unrealized appreciation (depreciation) on investments	(93,047,856)

NET LOSS ON INVESTMENTS	(35,161,932)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,634,886)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,472,954)	$(2,426,248)
Net realized gain on investment transactions	57,885,924	58,276,475
Net change in unrealized appreciation (depreciation) on investments	(93,047,856)	38,609,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,634,886)	94,459,587

DISTRIBUTIONS	(30,112,816)	—

FUND SHARE TRANSACTIONS:
Fund share sold [55,216,519 and 57,529,651 shares, respectively]	281,721,267	275,927,359
Fund share issued in reinvestment of distributions [5,813,285 and 0 shares, respectively]	30,112,816	—
Fund share repurchased [100,185,763 and 32,994,607 shares, respectively]	(493,037,010)	(150,445,745)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(181,202,927)	125,481,614

TOTAL INCREASE (DECREASE) IN NET ASSETS	(247,950,629)	219,941,201
NET ASSETS:
Beginning of year	659,718,796	439,777,595

End of year	$411,768,167	$659,718,796

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 96.3%

COMMON STOCKS — 88.3%	Shares	Value (Note 2)

Aerospace — 0.9%
AAR Corp.	60,664	$1,162,929
Kaman Corp.	71,591	1,955,866

		3,118,795

Aerospace & Defense — 0.5%
Triumph Group, Inc.(a)	32,342	1,890,390

Airlines — 0.4%
JetBlue Airways Corp.*(a)	240,902	1,252,690

Auto Repair — 0.3%
Monro Muffler Brake, Inc.	30,887	1,198,107

Automotive Parts — 1.1%
Dana Holding Corp.*(a)	50,097	608,679
Tenneco, Inc.*	60,831	1,811,547
Visteon Corp.*	31,026	1,549,438

		3,969,664

Banking — 1.3%
BancorpSouth, Inc.	99,397	1,095,355
Home BancShares, Inc.	33,772	875,033
Lakeland Financial Corp.	27,072	700,353
Sandy Spring Bancorp, Inc.	28,491	500,017
Webster Financial Corp.	79,787	1,626,857

		4,797,615

Basic Materials — Chemical — 0.7%
Minerals Technologies, Inc.	43,109	2,436,952

Basic Materials — Forest — 0.3%
Universal Forest Products, Inc.	34,840	1,075,511

Basic Materials — Mining — 0.5%
Commercial Metals Co.	63,808	882,465
Schnitzer Steel Industries, Inc. (Class A Stock)	23,954	1,012,775

		1,895,240

Chemicals — 1.6%
Fuller (H.B.) Co.	66,784	1,543,378
PolyOne Corp.	204,541	2,362,449
Tronox, Inc.*	3,375	405,000
WR Grace & Co.*	27,121	1,245,396

		5,556,223

Clothing & Apparel — 1.9%
Deckers Outdoor Corp.*	14,995	1,133,172
G-III Apparel Group Ltd.*	24,101	600,356
Iconix Brand Group, Inc.*	97,415	1,586,890
Steven Madden Ltd.*(a)	38,996	1,345,362
Warnaco Group, Inc. (The)*	41,000	2,051,640

		6,717,420

Commercial Services — 0.7%
PHH Corp.*	33,358	356,931
Team Health Holdings, Inc.*	91,928	2,028,851

		2,385,782

Computer Services & Software — 2.7%
Blue Coat Systems, Inc.*	17,821	453,544
Mentor Graphics Corp.*	121,197	1,643,431
Monotype Imaging Holdings, Inc.*	69,564	1,084,503
MTS Systems Corp.	29,455	1,200,291

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software (continued)
NetScout Systems, Inc.*	77,943	$1,371,797
Parametric Technology Corp.*	64,968	1,186,316
SS&C Technologies Holdings, Inc.*(a)	153,136	2,765,636

		9,705,518

Construction — 0.3%
Meritage Homes Corp.*	46,664	1,082,138

Consumer Cyclicals — Construction — 0.5%
Comfort Systems USA, Inc.	161,285	1,728,975

Consumer Staples — Home Products — 0.4%
Elizabeth Arden, Inc.*	33,843	1,253,545

Distribution/Wholesale — 1.3%
Beacon Roofing Supply, Inc.*(a)	92,063	1,862,434
Fossil, Inc.*	14,273	1,132,705
ScanSource, Inc.*	41,758	1,503,288

		4,498,427

Diversified Financial Services — 1.6%
BGC Partners, Inc. (Class A Stock)	55,894	332,010
Cohen & Steers, Inc.(a)	13,719	396,479
Manning & Napier, Inc.	36,671	458,021
MarketAxess Holdings, Inc.	17,242	519,157
Ocwen Financial Corp.*	147,386	2,134,149
Piper Jaffray Cos.*	12,454	251,571
Stifel Financial Corp.*	49,513	1,586,892

		5,678,279

Electric — 0.4%
Allete, Inc.	20,423	857,358
Atlantic Power Corp. (Canada)	37,011	529,257

		1,386,615

Electrical Utilities — 1.6%
Cleco Corp.	74,578	2,841,422
IDACORP, Inc.	50,540	2,143,401
NorthWestern Corp.	22,862	818,231

		5,803,054

Electronic Components & Equipment — 2.5%
Acuity Brands, Inc.	21,845	1,157,785
Belden, Inc.	37,671	1,253,691
Checkpoint Systems, Inc.*	98,160	1,073,870
Convergys Corp.*	134,716	1,720,323
Electronics for Imaging, Inc.*	107,828	1,536,549
EnerSys*	36,705	953,229
Littelfuse, Inc.	31,397	1,349,443

		9,044,890

Engineering & Construction — 0.4%
Michael Baker Corp.*	16,048	314,701
MYR Group, Inc.*	59,820	1,144,955

		1,459,656

Entertainment & Leisure — 1.7%
Ascent Capital Group, Inc. (Class A Stock)*	35,554	1,803,299
Polaris Industries, Inc.	26,883	1,504,910
Six Flags Entertainment Corp.	45,255	1,866,316
Vail Resorts, Inc.	22,860	968,350

		6,142,875

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Environmental Control — 0.2%
Darling International, Inc.*	65,663	$872,661

Equipment Services — 1.7%
RSC Holdings, Inc.*(a)	190,534	3,524,879
Watsco, Inc.(a)	37,039	2,431,981

		5,956,860

Financial — Bank & Trust — 9.0%
Bank of the Ozarks, Inc.	87,228	2,584,566
Boston Private Financial Holdings, Inc.(a)	93,857	745,225
Bridge Capital Holdings*(a)	27,237	283,265
Brookline Bancorp, Inc.	108,848	918,677
CoBiz Financial, Inc.	58,115	335,324
Columbia Banking System, Inc.	54,035	1,041,254
Community Bank System, Inc.	36,240	1,007,472
East West Bancorp, Inc.	30,728	606,878
First Midwest Bancorp, Inc.	112,076	1,135,330
First of Long Island Corp. (The)	16,842	443,281
FNB Corp.	134,873	1,525,414
Glacier Bancorp, Inc.(a)	121,366	1,460,033
Hancock Holding Co.	76,648	2,450,437
Heritage Financial Corp.(a)	30,282	380,342
IBERIABANK Corp.	17,135	844,755
Independent Bank Corp.	24,091	657,443
KBW, Inc.	35,622	540,742
MB Financial, Inc.	91,836	1,570,396
Northwest Bancshares, Inc.	89,835	1,117,547
Prosperity Bancshares, Inc.	52,437	2,115,833
Provident Financial Services, Inc.	64,900	869,011
SCBT Financial Corp.	35,960	1,043,200
Sierra Bancorp	15,332	134,922
Signature Bank*(a)	64,023	3,840,740
Simmons First National Corp. (Class A Stock)	17,860	485,613
Southcoast Financial Corp.*	3,453	4,385
Summit State Bank	7,298	37,950
Texas Capital Bancshares, Inc.*(a)	55,480	1,698,243
Trico Bancshares	35,767	508,607
UMB Financial Corp.	46,539	1,733,578

		32,120,463

Financial — Brokerage — 0.3%
Knight Capital Group, Inc. (Class A Stock)*	98,462	1,163,821

Financial Services — 1.9%
Dime Community Bancshares, Inc.	44,785	564,291
First Cash Financial Services, Inc.*	26,316	923,428
First Financial Bankshares, Inc.(a)	52,633	1,759,521
Flushing Financial Corp.	79,429	1,003,188
Pinnacle Financial Partners, Inc.*(a)	61,349	990,786
PrivateBancorp, Inc.	83,376	915,468
WSFS Financial Corp.	14,057	505,490

		6,662,172

Food — 1.1%
Hain Celestial Group, Inc. (The)*	58,333	2,138,488
TreeHouse Foods, Inc.*	27,936	1,826,456

		3,964,944

Hand/Machine Tools — 0.3%
Regal-Beloit Corp.	18,101	922,608

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Services — 2.7%
Amedisys, Inc.*(a)	21,344	$232,863
HealthSouth Corp.*	175,990	3,109,743
ICON PLC (Ireland), ADR*	120,775	2,066,460
Lincare Holdings, Inc.	100,785	2,591,182
Magellan Health Services, Inc.*	13,899	687,584
Omega Healthcare Investors, Inc.	44,040	852,174

		9,540,006

Home Furnishings — 0.7%
Harman International Industries, Inc.	29,099	1,106,926
Tempur-Pedic International, Inc.*	22,862	1,200,941

		2,307,867

Hotels & Motels — 0.3%
Gaylord Entertainment Co.*(a)	37,512	905,540
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	39,758	296,992

		1,202,532

Industrial Products — 0.3%
Olympic Steel, Inc.	49,912	1,163,948

Industrials — Components — 0.6%
Actuant Corp. (Class A Stock)	36,382	825,508
Applied Industrial Technologies, Inc.	38,546	1,355,663

		2,181,171

Industrials — Electrical Equipment — 0.6%
Anixter International, Inc.*	35,537	2,119,427

Industrials — Machinery — 0.3%
Tennant Co.	31,137	1,210,295

Insurance — 0.9%
Alterra Capital Holdings Ltd. (Bermuda)	85,367	2,017,222
Enstar Group Ltd. (Bermuda)*	12,857	1,262,557

		3,279,779

Insurance — Life Insurance — 0.9%
American Equity Investment Life Holding Co.(a)	257,123	2,674,079
Symetra Financial Corp.	66,629	604,325

		3,278,404

Insurance — Property Insurance — 3.3%
Aspen Insurance Holdings Ltd. (Bermuda)	32,335	856,877
Donegal Group, Inc. (Class A Stock)	20,698	293,084
Meadowbrook Insurance Group, Inc.	344,207	3,676,131
ProAssurance Corp.	38,542	3,076,422
RLI Corp.	26,214	1,909,952
Tower Group, Inc.	90,796	1,831,355

		11,643,821

Investment Companies — 0.8%
Apollo Investment Corp.	55,866	359,777
Golub Capital BDC, Inc.	33,364	517,142
PennantPark Investment Corp	80,292	810,146
Solar Capital Ltd.	30,426	672,110
Solar Senior Capital Ltd.	20,451	322,103

		2,681,278

Machinery — 1.2%
Altra Holdings, Inc.*	47,563	895,611
Graco, Inc.	37,119	1,517,796

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 201

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Robbins & Myers, Inc.	41,691	$2,024,098

		4,437,505

Medical Supplies & Equipment — 0.4%
PSS World Medical, Inc.*(a)	65,770	1,590,976

Metals & Mining — 1.7%
Kaiser Aluminum Corp.	58,873	2,701,093
Metals USA Holdings Corp.*	73,858	830,903
RBC Bearings, Inc.*	52,335	2,182,370
Stillwater Mining Co.*	37,939	396,842

		6,111,208

Miscellaneous Manufacturing — 1.8%
A.O. Smith Corp.	51,742	2,075,889
AZZ, Inc.	30,551	1,388,237
Carlisle Cos., Inc.	68,249	3,023,431

		6,487,557

Oil & Gas — 5.1%
Approach Resources, Inc.*(a)	114,772	3,375,445
Key Energy Services, Inc.*	177,900	2,752,113
Magnum Hunter Resources Corp.*(a)	369,752	1,992,963
Oil States International, Inc.*	15,071	1,150,972
Petroleum Development Corp.*(a)	52,798	1,853,738
Rosetta Resources, Inc.*	71,326	3,102,681
Thermon Group Holdings, Inc.*	76,708	1,351,595
World Fuel Services Corp.(a)	65,920	2,767,322

		18,346,829

Pharmaceuticals — 1.0%
Herbalife Ltd. (Cayman Islands)	26,510	1,369,772
Medicis Pharmaceutical Corp. (Class A Stock)	24,773	823,702
West Pharmaceutical Services, Inc.(a)	34,583	1,312,425

		3,505,899

Real Estate — 0.7%
DiamondRock Hospitality Co.(a)	68,110	656,580
Kennedy-Wilson Holdings, Inc.	29,535	312,480
Retail Opportunity Investments Corp.(a)	119,346	1,413,057

		2,382,117

Real Estate Investment Trusts — 10.1%
Acadia Realty Trust	78,682	1,584,655
American Campus Communities, Inc.	107,844	4,525,134
BioMed Realty Trust, Inc.	148,875	2,691,660
Coresite Realty Corp.	122,074	2,175,359
CreXus Investment Corp.	79,501	825,220
Cubesmart.	132,245	1,407,087
CYS Investments, Inc.(a)	209,977	2,759,098
DuPont Fabros Technology, Inc.(a)	66,022	1,599,053
Entertainment Properties Trust(a)	69,209	3,025,125
Hudson Pacific Properties, Inc.	72,495	1,026,529
LaSalle Hotel Properties	13,467	326,036
MFA Financial, Inc.	348,057	2,338,943
Mid-America Apartment Communities, Inc.	26,497	1,657,387
National Health Investors, Inc.	35,194	1,547,832
National Retail Properties, Inc.(a)	92,929	2,451,467
Parkway Properties, Inc.	78,834	777,303
Pebblebrook Hotel Trust	82,868	1,589,408
PS Business Parks, Inc.	47,669	2,642,293

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Two Harbors Investment Corp.	114,922	$1,061,879

		36,011,468

Retail & Merchandising — 4.1%
ANN, Inc.*	30,761	762,258
Cash America International, Inc.	13,566	632,583
Children’s Place Retail Stores, Inc. (The)*(a).	27,144	1,441,889
DineEquity, Inc.*	10,079	425,435
EZCORP, Inc. (Class A Stock)*	31,981	843,339
Finish Line, Inc. (The) (Class A Stock)	16,448	317,200
Francesca’s Holdings Corp.*(a)	23,459	405,841
GNC Holdings, Inc. (Class A Stock)*	13,133	380,200
HSN, Inc.	51,600	1,871,016
Jos. A. Bank Clothiers, Inc.*(a)	40,760	1,987,458
Mattress Firm Holding Corp.*(a)	38,909	902,300
Nu Skin Enterprises, Inc. (Class A Stock)	40,529	1,968,494
Susser Holdings Corp.*	14,977	338,780
Vera Bradley, Inc.*(a)	45,913	1,480,694
Vitamin Shoppe, Inc.*	17,916	714,490

		14,471,977

Semiconductors — 3.1%
Cabot Microelectronics Corp.*	44,040	2,080,890
Fairchild Semiconductor International, Inc.*	138,638	1,669,202
Micrel, Inc	69,761	705,284
MKS Instruments, Inc.	74,670	2,077,319
Semtech Corp.*	99,554	2,470,930
Standard Microsystems Corp.*	80,789	2,081,933

		11,085,558

Services — Environmental — 0.3%
Waste Connections, Inc.	34,882	1,155,989

Services — Industrial Services — 0.8%
G & K Services, Inc. (Class A Stock)	54,209	1,578,024
On Assignment, Inc.*	111,699	1,248,795

		2,826,819

Software — 0.6%
Digi International, Inc.*	69,057	770,676
SYNNEX Corp.*(a)	46,185	1,406,795

		2,177,471

Telecommunications — 1.9%
ADTRAN, Inc.	41,667	1,256,677
Knology, Inc.*(a)	111,980	1,590,116
Plantronics, Inc.	65,602	2,338,055
Premiere Global Services, Inc.*	198,065	1,677,611

		6,862,459

Transportation — 1.0%
Forward Air Corp.	59,098	1,894,091
Heartland Express, Inc.	117,349	1,676,917

		3,571,008

Utilities – Electrical Utilities — 3.0%
Avista Corp.	27,525	708,769
El Paso Electric Co.	229,011	7,932,941
MGE Energy, Inc.	31,346	1,466,052
UniSource Energy Corp.	17,913	661,348

		10,769,110

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Utilities – Gas Utilities — 2.0%
Southwest Gas Corp.	168,328	$7,152,257

TOTAL COMMON STOCKS (cost $310,084,855)		315,296,625

EXCHANGE TRADED FUNDS — 8.0%
iShares Russell 2000 Index Fund(a)	162,809	11,997,395
iShares Russell 2000 Value Index Fund	249,382	16,369,434

TOTAL EXCHANGE TRADED FUNDS (cost $27,779,118)		28,366,829

	Units
WARRANTS*
Oil & Gas
Magnum Hunter Resources Corp., expiring 10/14/13 (cost $0)	13,835	—

TOTAL LONG-TERM INVESTMENTS (cost $337,863,973)		343,663,454

SHORT-TERM INVESTMENT — 17.6%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $63,011,941; includes $50,660,333 of cash collateral for securities on loan)(b)(w)(Note 4)	63,011,941	$63,011,941

TOTAL INVESTMENTS — 113.9% (cost $400,875,914)		406,675,395
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.9)%		(49,578,319)

NET ASSETS — 100.0%		$357,097,076

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,920,011; cash collateral of $50,660,333 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$315,296,625	$—	$—
Exchange Traded Funds	28,366,829	—	—
Warrants	—	—	—
Affiliated Money Market Mutual Fund	63,011,941	—	—

Total	$406,675,395	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (14.2% represents investments purchased with collateral from securities on loan)	17.6%
Real Estate Investment Trusts	10.1
Financial - Bank & Trust	9.0
Exchange Traded Funds	8.0
Oil & Gas	5.1
Retail & Merchandising	4.1
Insurance - Property Insurance	3.3
Semiconductors	3.1
Utilities - Electrical Utilities	3.0
Computer Services & Software	2.7
Healthcare Services	2.7
Electronic Components & Equipment	2.5
Utilities - Gas Utilities	2.0
Financial Services	1.9
Telecommunications	1.9
Clothing & Apparel	1.9
Miscellaneous Manufacturing	1.8
Entertainment & Leisure	1.7
Metals & Mining	1.7
Equipment Services	1.7
Electrical Utilities	1.6
Diversified Financial Services	1.6
Chemicals	1.6
Banking	1.3
Distribution/Wholesale	1.3
Machinery	1.2
Automotive Parts	1.1
Food	1.1
Transportation	1.0
Pharmaceuticals	1.0

Insurance	0.9%
Insurance - Life Insurance	0.9
Aerospace	0.9
Services - Industrial Services	0.8
Investment Companies	0.8
Basic Materials - Chemical	0.7
Commercial Services	0.7
Real Estate	0.7
Home Furnishings	0.7
Industrials - Components	0.6
Software	0.6
Industrials - Electrical Equipment	0.6
Basic Materials - Mining	0.5
Aerospace & Defense	0.5
Consumer Cyclicals - Construction	0.5
Medical Supplies & Equipment	0.4
Engineering & Construction	0.4
Electric	0.4
Consumer Staples - Home Products	0.4
Airlines	0.4
Industrials - Machinery	0.3
Hotels & Motels	0.3
Auto Repair	0.3
Industrial Products	0.3
Financial - Brokerage	0.3
Services - Environmental	0.3
Construction	0.3
Basic Materials - Forest	0.3
Hand/Machine Tools	0.3
Environmental Control	0.2

113.9
Liabilities in excess of other assets	(13.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $48,920,011:
Unaffiliated investments (cost $337,863,973)	$343,663,454
Affiliated investments (cost $63,011,941)	63,011,941
Cash	623
Receivable for investments sold	732,871
Receivable for fund share sold	633,617
Dividends receivable	520,620
Prepaid expenses	2,778

Total Assets	408,565,904

LIABILITIES:
Payable to broker for collateral for securities on loan	50,660,333
Payable for investments purchased	587,259
Advisory fees payable	162,466
Accrued expenses and other liabilities	54,447
Shareholder servicing fees payable	3,786
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	29

Total Liabilities	51,468,828

NET ASSETS	$357,097,076

Net assets were comprised of:
Paid-in capital	$350,301,131
Retained earnings	6,795,945

Net assets, December 31, 2011	$357,097,076

Net asset value and redemption price per share, $357,097,076 / 33,917,030 outstanding shares of beneficial interest	$10.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,113 foreign withholding tax)	$6,612,822
Affiliated income from securities lending, net	244,729
Affiliated dividend income	26,686

6,884,237

EXPENSES
Advisory fees	3,666,365
Shareholder servicing fees and expenses	385,933
Custodian and accounting fees	102,000
Audit fees	19,000
Trustees’ fees	13,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,596
Miscellaneous	7,955

Total expenses	4,232,849
Less: shareholder servicing fee waiver	(5,350)

Net expenses	4,227,499

NET INVESTMENT INCOME	2,656,738

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	9,037,314
Net change in unrealized appreciation (depreciation) on investments	(33,372,438)

NET LOSS ON INVESTMENTS	(24,335,124)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,678,386)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,656,738	$1,884,496
Net realized gain on investment transactions	9,037,314	17,040,487
Net change in unrealized appreciation (depreciation) on investments	(33,372,438)	28,253,646

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,678,386)	47,178,629

DISTRIBUTIONS	(1,867,764)	(930,251)

FUND SHARE TRANSACTIONS:
Fund share sold [40,673,543 and 15,711,441 shares, respectively]	426,225,185	142,675,688
Fund share issued in reinvestment of distributions [178,222 and 106,436 shares, respectively]	1,867,764	930,251
Fund share repurchased [33,063,344 and 6,957,675 shares, respectively]	(320,586,758)	(60,011,560)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	107,506,191	83,594,379

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	377,705	—

TOTAL INCREASE IN NET ASSETS	84,337,746	129,842,757
NET ASSETS:
Beginning of year	272,759,330	142,916,573

End of year	$357,097,076	$272,759,330

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 89.7% BANK LOANS(c) — 5.6%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Automotive — 0.2%
Chrysler Group LLC, Tranche Term Loan B	Ba2	6.000%	05/30/17	$3,532	$3,335,327

Chemicals — 0.4%
Arizona Chemical U.S., Inc., Term Loan	Ba3	6.750%	12/19/17	450	447,048
Cristal Inorganic Chemicals, Inc., Loan (Second Lien Loan)	B1	6.329%	11/30/14	1,250	1,233,338
Momentive Performance, Tranche Term Loan B-1B	Ba3	3.813%	05/05/15	1,345	1,278,642
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., Initial Loan	B1	5.000%	07/31/17	471	457,294
PolyOne Corp., Loan	Ba1	5.000%	11/02/17	400	399,620
Styron S.A.R.L., Term Loan B	B1	6.000%	07/31/17	720	620,432
Trinseo, Loan	B1	6.000%	07/31/17	296	254,804

					4,691,178

Consumer Services — 0.2%
Realogy Corp., Delayed Draw Term Loan B	B1	3.441%	10/10/16	986	915,595
Realogy Corp., Delayed Draw Term Loan B	B1	4.489%	10/10/16	111	103,042
Sourcehov LLC, Term Loan B (First Lien)	B1	6.625%	04/28/17	423	351,832
Sourcehov LLC, Term Loan B (Second Lien)	Caa2	10.500%	04/30/18	875	717,500

					2,087,969

Electric — 0.5%
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)	B2	3.776%	10/10/14	2,750	1,866,120
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)	B2	4.891%	10/10/17	1,000	631,969
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	B2	3.746%	10/10/14	3,207	2,231,807
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	B2	4.748%	10/10/14	1,332	840,894
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	B2	4.776%	10/10/14	1,417	894,412

					6,465,202

Entertainment
Six Flags Theme Parks, Tranche Term Loan B	B1	4.250%	12/28/18	500	496,975

Food & Beverage — 0.1%
Advanced Pierre Foods, Loan (First Lien)	B1	7.000%	09/30/16	593	590,094
Advanced Pierre Foods, Loan (First Lien)	B1	7.500%	09/30/16	2	1,494
Advanced Pierre Foods, Loan (Second Lien)	B1	11.250%	09/29/17	420	417,375

					1,008,963

Gaming — 0.8%
Caesars Entertainment Operating Co., Inc., Term Loan B-2	B3	3.294%	01/28/20	1,398	1,211,978
CCM Merger, Inc., Term Loan	B3	7.000%	03/01/17	1,440	1,424,375
CityCenter Holdings LLC, Term Loan	B2	7.500%	01/21/15	375	372,188
Harrah’s Operating Co., Inc., Term Loan B-2	B3	3.418%	01/28/15	2,602	2,255,542
MGM Resorts International, Class Loan C	NR	7.000%	02/21/14	4,500	4,408,110
MGM Resorts International, Class Loan E	NR	7.000%	02/21/14	1,000	979,580

					10,651,773

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare
Emdeon, Inc., Term Loan B	Ba3	6.750%	11/01/18	$125	$125,875
inVentiv Health, Inc., Consolidated Term Loan	B1	6.500%	08/04/16	173	165,316

					291,191

Life Insurance
CNO Financial Group, Term Loan B-1	B1	6.250%	09/30/16	410	408,917

Media – Cable — 0.1%
Bresnan Broadband Holdings LLC, Term Loan B	Ba3	4.500%	12/14/17	1,141	1,125,790
UPC Holding BV, Loan	Ba3	4.750%	12/31/17	85	83,088

					1,208,878

Media – Non Cable — 1.0%
Barrington Broadcasting, Tranche Term Loan 2	B2	7.500%	06/14/17	400	397,000
Cenveo Corp., Term B Facility	Ba3	6.250%	12/21/16	656	645,659
Clear Channel Communications, Inc., Tranche Loan B	Caa1	3.946%	01/29/16	3,026	2,232,997
Cumulus Radio, Term Loan B	Ba2	5.750%	09/16/18	1,250	1,223,662
Entercom Radio LLC, Term Loan B	BB-(d)	6.250%	11/15/18	318	316,759
Entercom Radio LLC, Term Loan B	BB-(d)	7.250%	11/15/18	7	6,905
High Plains Broadcasting, Inc., Term Loan	B2	9.000%	09/14/16	150	148,165
Hubbard Radio LLC, Term Loan (First Lien)	Ba3	5.250%	04/28/17	498	487,863
Hubbard Radio LLC, Term Loan (Second Lien)	Caa1	8.750%	04/30/18	150	148,500
Intelsat Jackson Holdings SA, Tranche Term Loan B	B1	5.250%	04/02/18	900	892,125
Media General, Inc., Term Loan	NR	5.245%	03/29/13	1,827	1,644,356
Media General, Inc., Term Loan	NR	5.321%	03/29/13	540	486,227
Newport Television LLC, Term Loan	B2	9.000%	09/14/16	561	554,335
Radio One, Term Loan	B2	7.500%	03/31/16	1,157	1,071,044
Tl Acquisitions, Inc., Term Loan	B2	2.550%	07/03/14	1,363	1,157,801
Univision Communications, Inc., Initial Term Loan	B2	2.296%	09/29/14	1,455	1,385,417
Vertis, Inc., Term Loan	B3	11.750%	12/20/15	1,764	965,855

					13,764,670

Metals & Mining
American Rock Salt, Term Loan	B2	5.500%	04/25/17	498	490,659

Non Captive – Diversified — 0.1%
iStar Financial, Inc., Tranche Loan A-1	B1	5.000%	06/30/15	1,154	1,144,665

Other Industrials — 0.1%
Electrical Components International, Inc., Synthetic Revolving Loan	B1	1.400%	04/12/17	18	17,282
Electrical Components International, Inc., Term Loan	B1	6.750%	04/12/17	282	265,105
Sensus USA, Inc., Term Loan (First Lien)	Ba3	4.750%	05/09/17	366	362,025
Sensus USA, Inc., Term Loan (Second Lien)	Ba3	4.750%	05/09/17	1	914
Sensus USA, Inc., Term Loan (Second Lien)	Caa1	8.500%	05/09/18	125	122,188

					767,514

Packaging — 0.1%
Reynolds Group Holdings, Inc., Tranche Term Loan B	Ba3	6.500%	08/09/18	624	619,650
Reynolds Group Holdings, Inc., Tranche Term Loan C	Ba3	6.500%	02/09/18	779	773,171

					1,392,821

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Pharmaceuticals — 0.3%
Axcan Pharma, Inc., Term Loan	B1	5.500%		02/10/17	$2,562	$2,446,470
Catalent Pharma Solutions, Inc., Dollar Term Loan	Ba3	2.546%		04/10/14	987	945,129

						3,391,599

Real Estate Investment Trusts
Tishman Speyer Office, Term Loan	NR	8.000%		05/20/12	520	510,900

Restaurants — 0.1%
Burger King Corp., Tranche Term Loan B 2011	Ba3	4.500%		10/19/16	965	945,441

Retailers — 0.5%
Academy Sports & Outdoors, Initial Term Loan	B2	6.000%		08/03/18	300	296,540
BCBG Max Azria, Term Loan	B2	9.800%		05/20/15	698	645,881
Claire’s Stores, Inc., Term Loan B	B3	3.046%		05/29/14	3,392	2,930,746
Claire’s Stores, Inc., Term Loan B	B3	3.178%		05/29/14	711	614,213
Gymboree Corp., Term Loan 2011	B1	5.000%		02/23/18	1,890	1,677,355
J. Crew Group, Inc., Term Loan	B1	4.750%		03/07/18	746	699,340

						6,864,075

Supermarkets
SUPERVALU, Inc., Term Advance B-3	BB(d)	4.500%		04/30/20	418	408,648

Technology — 1.0%
Avaya, Inc., Term Loan B-1	B1	3.256%		10/26/14	491	468,112
Avaya, Inc., Term Loan B-3	B1	5.006%		10/26/14	986	895,116
Blackboard, Inc., Term Loan	B1	7.500%		10/04/18	3,000	2,836,890
CDW LLC, Extended Term Loan	B2	3.778%		10/10/14	500	483,280
CDW LLC, Non-Extended Term Loan	B2	4.000%		07/15/17	921	870,997
First Data Corp., Initial Tranche Term Loan B-1	B1	3.044%		09/24/14	4,911	4,429,942
Freescale Semiconductor, Inc., Extended Maturity Term Loan	Ba3	4.520%		11/29/13	1,731	1,651,887
GO Daddy Group, Inc., Initial Term Loan	Ba3	7.000%		09/30/18	999	997,502
NXP BV/NXP Funding LLC, Tranche Loan A-2	B2	5.500%		03/04/17	319	308,427

						12,942,153

Transportation Services
Swift Transportation Co. LLC, Term Loan	B1	6.000%		12/21/16	377	376,396

Wirelines — 0.1%
Level 3 Financing, Inc., Tranche Term Loan B III	Ba3	5.750%		09/01/18	1,450	1,427,162

TOTAL BANK LOANS (cost $79,509,982)						75,073,076

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A (cost 1,803,446)	NR	2.028%	(c)	11/15/15	2,006	1,812,716

CORPORATE BONDS — 83.5%
Aerospace/Defense — 1.4%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.875%		09/15/20	4,000	4,080,000
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba2	8.500%		07/01/18	3,300	3,613,500
Colt Defense LLC/Colt Finance Corp., Gtd. Notes(a)	Caa1	8.750%		11/15/17	2,000	1,370,000
CPI International, Inc., Gtd. Notes	B3	8.000%		02/15/18	580	482,850

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Aerospace/Defense (continued)
Ducommun, Inc., Gtd. Notes, 144A	B3	9.750%		07/15/18	$800	$812,000
Esterline Technologies Corp., Gtd. Notes	Ba3	7.000%		08/01/20	2,000	2,110,000
Kratos Defense & Security Solutions, Inc., Sr. Sec’d. Notes	B3	10.000%		06/01/17	287	294,175
L-3 Communications Corp., Gtd. Notes	Ba1	6.375%		10/15/15	300	307,500
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%		01/15/15	57	57,570
Sterling Merger, Inc., Sr. Unsec’d. Notes, 144A(a)	Caa1	11.000%		10/01/19	1,625	1,584,375
TransDigm, Inc., Gtd. Notes(a)	B3	7.750%		12/15/18	3,725	4,004,375

						18,716,345

Airlines — 0.4%
American Airlines 2011-2 Class A Pass-Through Trust, Pass-Through Certificates	Baa3	8.625%		04/15/23	615	627,300
Continental Airlines 2003-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	7.875%		01/02/20	565	550,538
Continental Airlines 2004-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	9.558%		03/01/21	756	775,026
Continental Airlines 2005-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	9.798%		04/01/21	1,832	1,868,310
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	Baa2	9.750%		01/15/17	978	1,056,538

						4,877,712

Automotive — 1.4%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A.	Ba1	9.250%		01/15/17	300	325,500
Chrysler Group LLC/CG Co-Issuer, Inc., Sr. Sec’d. Notes, 144A(a)	B2	8.000%		06/15/19	2,052	1,877,580
Chrysler Group LLC/CG Co-Issuer, Inc., Sr. Sec’d. Notes, 144A(a)	B2	8.250%		06/15/21	2,262	2,058,420
Dana Holding Corp., Sr. Unsec’d. Notes	B2	6.500%		02/15/19	1,075	1,085,750
Delphi Corp., Gtd. Notes, 144A	Ba3	5.875%		05/15/19	600	612,000
Delphi Corp., Gtd. Notes, 144A(a)	Ba3	6.125%		05/15/21	500	515,000
Ford Motor Co., Sr. Unsec’d. Notes(a)	Ba2	7.450%		07/16/31	6,000	7,200,000
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	Ba1	5.875%		08/02/21	1,250	1,302,760
J.B. Poindexter & Co., Inc., Gtd. Notes	B3	8.750%		03/15/14	322	322,402
Lear Corp., Gtd. Notes	Ba2	7.875%		03/15/18	3,050	3,301,625
Navistar International Corp., Gtd. Notes(a)	B1	8.250%		11/01/21	332	353,165

						18,954,202

Banking — 0.9%
BAC Capital Trust VI, Ltd. Gtd. Notes	Ba1	5.625%		03/08/35	360	298,246
Bank of America Corp., Jr. Sub. Notes(a)	Ba3	8.000%	(c)	12/29/49	7,006	6,273,453
Bank of America Corp., Jr. Sub. Notes.	Ba3	8.125%	(c)	12/29/49	850	762,875
BankAmerica Institutional Capital B, Ltd. Gtd. Notes, 144A	Ba1	7.700%		12/31/26	1,575	1,393,875
Citigroup Capital XXI, Gtd. Notes	Baa3	8.300%	(c)	12/21/57	650	649,188
Merrill Lynch & Co., Inc., Sub. Notes(a)	Baa2	7.750%		05/14/38	420	399,051
NB Capital Trust II, Ltd. Gtd. Notes	Ba1	7.830%		12/15/26	475	422,750
NB Capital Trust IV, Ltd. Gtd. Notes	Ba1	8.250%		04/15/27	750	690,000
Wachovia Capital Trust III, Ltd. Gtd. Notes	Baa3	5.570%	(c)	03/29/49	1,550	1,298,125

						12,187,563

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, 144A(i)	NR	8.160%		05/30/24	15	34,029

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Brokerage (continued)
Oppenheimer Holdings, Inc., Sr. Sec’d. Notes	B2	8.750%	04/15/18	$235	$217,962

					251,991

Building Materials — 1.0%
American Standard Americas, Sr. Sec’d. Notes, 144A	Caa1	10.750%	01/15/16	225	133,875
Building Materials Corp. of America, Sr. Notes, 144A	Ba3	6.875%	08/15/18	950	997,500
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A	Ba1	7.000%	02/15/20	4,800	5,160,000
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A	Ba3	7.500%	03/15/20	725	783,000
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	B-(d)	9.500%	12/14/16	150	131,625
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	B-(d)	9.000%	01/11/18	1,400	1,116,500
Gibraltar Industries, Inc., Gtd. Notes	B2	8.000%	12/01/15	1,000	1,000,000
New Enterprise Stone & Lime Co., Gtd. Notes	Caa2	11.000%	09/01/18	1,000	820,000
Nortek, Inc., Gtd. Notes, 144A(a)	Caa1	8.500%	04/15/21	850	718,250
Vulcan Materials Co., Sr. Unsec’d. Notes	Ba2	6.500%	12/01/16	515	531,738
Vulcan Materials Co., Sr. Unsec’d. Notes	Ba2	7.500%	06/15/21	1,250	1,350,000

					12,742,488

Chemicals — 2.6%
Celanese US Holdings LLC, Gtd. Notes(a)	Ba3	6.625%	10/15/18	1,000	1,062,500
Chemtura Corp., Gtd. Notes, 144A	B1	7.875%	09/01/18	1,000	1,030,000
Hexion US Finance Corp./Hexion Nova Scotia
Finance ULC, Sec’d. Notes(a)	Caa1	9.000%	11/15/20	5,160	4,257,000
Hexion US Finance Corp./Hexion Nova Scotia
Finance ULC, Sr. Sec’d. Notes	B3	8.875%	02/01/18	400	375,000
Huntsman International LLC, Gtd. Notes(a)	B1	5.500%	06/30/16	1,550	1,519,000
JM Huber Corp., Sr. Unsec’d. Notes, 144A	B2	9.875%	11/01/19	685	719,250
Lyondell Chemical Co., Sec’d. Notes	Ba2	11.000%	05/01/18	4,106	4,485,893
LyondellBasell Industries NV (Netherlands), Gtd. Notes, 144A(a)	Ba2	6.000%	11/15/21	3,300	3,423,750
Momentive Performance Materials, Inc., Sec’d. Notes(a)	Caa1	9.000%	01/15/21	1,300	988,000
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., Gtd. Notes, 144A	B3	8.375%	03/01/18	2,525	2,512,375
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.375%	11/01/16	2,750	2,997,500
Omnova Solutions, Inc., Gtd. Notes	B2	7.875%	11/01/18	560	484,400
PolyOne Corp., Sr. Unsec’d. Notes	Ba3	7.375%	09/15/20	1,684	1,738,730
Quality Distribution LLC/Q.D. Capital Corp., Sec’d. Notes	B3	9.875%	11/01/18	1,000	1,030,000
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	Baa2	6.875%	09/15/20	3,550	3,869,500
Rockwood Specialties Group, Inc., Gtd. Notes	B1	7.500%	11/15/14	350	354,375
Solutia, Inc., Gtd. Notes(a)	B1	7.875%	03/15/20	2,050	2,229,375
Texas Petrochemical Corp., Sr. Sec’d. Notes	B1	8.250%	10/01/17	1,400	1,400,000

					34,476,648

Construction Machinery — 1.3%
B-Corp Merger Sub, Inc., Sr. Notes, 144A	Caa1	8.250%	06/01/19	750	705,000
Case New Holland, Inc., Gtd. Notes(a)	Ba2	7.750%	09/01/13	2,650	2,815,625
Case New Holland, Inc., Gtd. Notes(a)	Ba2	7.875%	12/01/17	1,825	2,062,250
Columbus Mckinnon Corp., Gtd. Notes	B1	7.875%	02/01/19	620	644,025

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Construction Machinery (continued)
RSC Equipment Rental, Inc./RSC Holdings III LLC, Gtd. Notes	Caa1	8.250%	02/01/21	$1,425	$1,442,812
Terex Corp., Sr. Sub. Notes(a)	Caa1	8.000%	11/15/17	2,585	2,533,300
United Rentals North America, Inc., Gtd. Notes(a)	Caa1	8.375%	09/15/20	2,675	2,608,125
United Rentals North America, Inc., Gtd. Notes(a)	B3	9.250%	12/15/19	3,962	4,150,195

					16,961,332

Consumer Products — 0.7%
American Achievement Corp., Sec’d. Notes, 144A	B3	10.875%	04/15/16	2,860	2,202,200
Armored AutoGroup, Inc., Sr. Unsec’d. Notes, 144A	Caa1	9.250%	11/01/18	2,000	1,545,000
Scotts Miracle-Gro Co. (The), Gtd. Notes	B1	7.250%	01/15/18	1,000	1,050,000
Spectrum Brands Holdings, Inc., Sr. Sec’d. Notes, 144A	B1	9.500%	06/15/18	1,640	1,793,750
Visant Corp., Gtd. Notes(a)	Caa1	10.000%	10/01/17	3,520	3,220,800

					9,811,750

Consumer Services — 1.0%
Corrections Corp. of America, Gtd. Notes.	Ba1	7.750%	06/01/17	1,000	1,085,000
Garda World Security Corp. (Canada), Sr. Unsec’d. Notes, 144A	B2	9.750%	03/15/17	1,100	1,111,000
Goodman Networks, Inc., Sr. Sec’d. Notes, 144A	B2	12.125%	07/01/18	2,655	2,535,525
Mac-Gray Corp., Gtd. Notes	B3	7.625%	08/15/15	1,400	1,433,250
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000%	06/15/17	2,250	2,441,250
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000%	05/15/19	1,600	1,684,000
Stewart Enterprises, Inc., Gtd. Notes	B1	6.500%	04/15/19	3,305	3,321,525

					13,611,550

Diversified Manufacturing — 1.2%
Actuant Corp., Gtd. Notes	Ba3	6.875%	06/15/17	264	271,920
Amsted Industries, Inc., Sr. Notes, 144A	B1	8.125%	03/15/18	1,835	1,945,100
Griffon Corp., Gtd. Notes(a)	B1	7.125%	04/01/18	3,570	3,534,300
RBS Global, Inc./Rexnord LLC, Gtd. Notes(a)	Caa1	8.500%	05/01/18	3,550	3,763,000
SPX Corp., Gtd. Notes(a)	Ba2	6.875%	09/01/17	1,000	1,080,000
Tomkins LLC/Tomkins, Inc., Sec’d. Notes	B1	9.000%	10/01/18	1,013	1,123,164
WireCo WorldGroup, Gtd. Notes, 144A	B2	10.000%	05/15/17	3,950	3,969,750

					15,687,234

Electric — 3.6%
AES Corp. (The), Sr. Unsec’d. Notes(a)	Ba3	7.750%	03/01/14	1,000	1,080,000
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	10/15/15	5,025	5,464,688
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000%	10/15/17	100	110,000
AES Corp. (The), Sr. Unsec’d. Notes(a)	Ba3	9.750%	04/15/16	1,125	1,288,125
AES Ironwood LLC, Sr. Sec’d. Notes	B2	8.857%	11/30/25	117	117,747
AES Red Oak LLC, Sr. Sec’d. Notes	B2	8.540%	11/30/19	1,090	1,122,358
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	B1	7.250%	10/15/17	6,785	7,124,250
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	B1	7.500%	02/15/21	6,880	7,361,600
Dynegy Holdings, Inc., Sr. Unsec’d. Notes(i)	D(d)	7.125%	05/15/18	2,000	1,300,000
Dynegy Holdings, Inc., Sr. Unsec’d. Notes(i)	D(d)	7.750%	06/01/19	2,000	1,310,000
Dynegy Roseton/Danskammer Pass-Through Trust, Series B, Pass-Through Certificates(i)	D(d)	7.670%	11/08/16	3,800	2,318,000
Edison Mission Energy, Sr. Unsec’d. Notes	Caa1	7.000%	05/15/17	600	390,000
Edison Mission Energy, Sr. Unsec’d. Notes(a)	Caa1	7.200%	05/15/19	2,000	1,250,000
Energy Future Holdings Corp., Sr. Sec’d. Notes(a)	Caa3	9.750%	10/15/19	283	283,000

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Energy Future Holdings Corp., Sr. Sec’d. Notes(a)	Caa3	10.000%	01/15/20	$125	$131,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes	Caa3	10.000%	12/01/20	5,500	5,802,500
First Wind Capital LLC, Sr. Sec’d. Notes, 144A	B3	10.250%	06/01/18	260	255,450
GenOn REMA LLC, Pass-Through Certificates	Ba1	9.681%	07/02/26	90	88,200
Mirant Mid Atlantic Pass-Through Trust B, Pass-Through Certificates	Ba1	9.125%	06/30/17	2,414	2,468,709
NRG Energy, Inc., Gtd. Notes(a)	B1	7.625%	01/15/18	3,100	3,100,000
NRG Energy, Inc., Gtd. Notes(a)	B1	8.250%	09/01/20	1,075	1,080,375
NRG Energy, Inc., Gtd. Notes, 144A(a)	B1	7.625%	05/15/19	2,400	2,352,000
NRG Energy, Inc., Gtd. Notes, 144A(a)	B1	7.875%	05/15/21	2,625	2,559,375

					48,357,627

Entertainment — 1.5%
AMC Entertainment, Inc., Gtd. Notes(a)	Caa1	9.750%	12/01/20	4,670	4,436,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(a)	B2	9.125%	08/01/18	1,000	1,087,500
Cinemark USA, Inc., Gtd. Notes(a)	B3	7.375%	06/15/21	450	460,125
Cinemark USA, Inc., Gtd. Notes	B2	8.625%	06/15/19	966	1,050,525
NAI Entertainment Holdings LLC, Sr. Sec’d. Notes, 144A.	B1	8.250%	12/15/17	3,025	3,198,937
Regal Cinemas Corp., Gtd. Notes(a)	B2	8.625%	07/15/19	1,075	1,161,000
Universal City Development Partners Ltd./UCDP Finance, Inc., Gtd. Notes	Baa2	8.875%	11/15/15	115	127,362
Vail Resorts, Inc., Gtd. Notes	Ba3	6.500%	05/01/19	1,315	1,341,300
WMG Acquisition Corp., Gtd. Notes, 144A	B3	11.500%	10/01/18	2,475	2,456,438
WMG Acquisition Corp., Sr. Sec’d. Notes(a)	Ba2	9.500%	06/15/16	3,535	3,835,475
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.500%	06/15/16	1,075	1,166,375

					20,321,537

Food & Beverage — 2.1%
ARAMARK Corp., Gtd. Notes(a)	B3	8.500%	02/01/15	2,825	2,895,625
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A(a)	B3	8.625%	05/01/16	3,915	4,032,450
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A	B2	9.000%	12/15/17	3,530	3,582,950
Constellation Brands, Inc., Gtd. Notes(a)	Ba2	7.250%	05/15/17	1,000	1,100,000
Darling International, Inc., Gtd. Notes	Ba3	8.500%	12/15/18	525	582,750
Dean Foods Co., Gtd. Notes(a)	B2	7.000%	06/01/16	550	543,125
Del Monte Corp., Gtd. Notes(a)	B3	7.625%	02/15/19	2,395	2,323,263
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes(a)	B1	11.625%	05/01/14	1,725	1,955,719
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A	B1	7.250%	06/01/21	3,210	2,993,325
Michael Foods, Inc., Gtd. Notes	Caa1	9.750%	07/15/18	3,005	3,162,762
Pilgrim’s Pride Corp., Gtd. Notes	Caa1	7.875%	12/15/18	580	545,200
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes	B3	9.250%	04/01/15	165	169,331
Simmons Foods, Inc., Sec’d. Notes, 144A	Caa2	10.500%	11/01/17	1,000	832,500
Smithfield Foods, Inc., Sr. Sec’d. Notes	Ba2	10.000%	07/15/14	1,750	2,034,375
Smithfield Foods, Inc., Sr. Unsec’d. Notes(a)	B2	7.750%	07/01/17	900	985,500

					27,738,875

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Gaming — 4.1%
Boyd Gaming Corp., Gtd. Notes(a)	B3	9.125%		12/01/18	$2,300	$2,185,000
CCM Merger, Inc., Notes, 144A	Caa3	8.000%		08/01/13	5,325	5,138,625
Chukchansi Economic Development Authority, Sr. Unsec’d. Notes, 144A	Ca	8.000%		11/15/13	672	433,440
CityCenter Holdings LLC/CityCenter Finance Corp., Sec’d. Notes, PIK, 144A	Caa2	10.750%		01/15/17	1,558	1,607,087
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	B3	10.500%		07/01/19	850	803,250
Harrahs Operating Co., Inc., Sec’d. Notes	Caa3	12.750%		04/15/18	3,850	3,060,750
Harrahs Operating Co., Inc., Sr. Sec’d. Notes	B3	11.250%		06/01/17	3,920	4,160,100
Isle of Capri Casinos, Inc., Gtd. Notes(a)	Caa1	7.000%		03/01/14	1,102	1,030,370
Isle of Capri Casinos, Inc., Gtd. Notes(a)	B3	7.750%		03/15/19	3,425	3,133,875
Marina District Finance Co., Inc., Sr. Sec’d. Notes(a)	B2	9.500%		10/15/15	1,700	1,589,500
Marina District Finance Co., Inc., Sr. Sec’d. Notes(a)	B2	9.875%		08/15/18	500	456,250
MCE Finance Ltd. (Cayman Islands), Sr. Sec’d. Notes	B1	10.250%		05/15/18	1,074	1,157,235
MGM Mirage, Gtd. Notes	B3	6.750%		04/01/13	1,000	1,006,250
MGM Mirage, Gtd. Notes(a)	B3	7.625%		01/15/17	4,800	4,572,000
MGM Mirage, Sr. Sec’d. Notes	Ba2	9.000%		03/15/20	550	609,125
MGM Mirage, Sr. Sec’d. Notes(a)	Ba2	10.375%		05/15/14	1,500	1,713,750
MGM Mirage, Sr. Sec’d. Notes	Ba2	11.125%		11/15/17	425	484,500
MGM Mirage, Sr. Sec’d. Notes(a)	Ba2	13.000%		11/15/13	3,150	3,740,625
MTR Gaming Group, Inc., Sec’d. Notes, 144A(a)	B3	11.500%		08/01/19	1,125	959,062
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes	Caa1	10.750%		08/15/17	1,230	1,288,425
Peninsula Gaming LLC/Peninsula Gaming Corp., Sec’d. Notes	Ba3	8.375%		08/15/15	1,850	1,961,000
Pinnacle Entertainment, Inc., Gtd. Notes(a)	Caa1	8.750%		05/15/20	1,250	1,225,000
Scientific Games International, Inc., Gtd. Notes(a)	B1	9.250%		06/15/19	1,250	1,325,000
Seminole Hard Rock Entertainment, Inc., Sr. Sec’d. Notes, 144A	B2	3.046	%(c)	03/15/14	1,000	935,000
Seminole Indian Tribe of Florida, Notes, 144A	Ba1	7.750%		10/01/17	775	806,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sec’d. Notes, 144A	B3	8.625%		04/15/16	3,250	3,331,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage(a)	Ba2	7.750%		08/15/20	2,000	2,220,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital
Corp., First Mortgage(a)	Ba2	7.875%		11/01/17	1,250	1,371,875
Yonkers Racing Corp., Sec’d. Notes, 144A(a)	B1	11.375%		07/15/16	2,273	2,341,190

						54,645,534

Gas Distributors — 0.2%
Amerigas Partners LP/Amerigas Finance Corp.,
Sr. Unsec’d. Notes	Ba3	6.500%		05/20/21	1,800	1,768,500
Ferrellgas LP/Ferrellgas Finance Corp., Sr.
Unsec’d. Notes	Ba3	6.500%		05/01/21	1,150	1,012,000

						2,780,500

Gas Pipelines — 0.9%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.250%		06/01/18	710	777,377
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	B3	7.875%		12/15/18	820	820,000

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Gas Pipelines (continued)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes(a)	Ba3	6.250%	06/15/22	$615	$642,675
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	6.750%	11/01/20	2,085	2,184,037
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes(a)	B1	6.500%	07/15/21	1,265	1,315,600
Semgroup LP, Escrow Bonds, 144A	NR	Zero	12/31/49	2,555	2
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	B1	7.875%	10/15/18	2,000	2,110,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	B1	8.250%	07/01/16	3,100	3,247,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	B1	6.875%	02/01/21	1,400	1,417,500

					12,514,441

Healthcare — 5.7%
Acadia Healthcare Co., Inc., Gtd. Notes, 144A	B3	12.875%	11/01/18	2,300	2,277,000
Accellent, Inc., Gtd. Notes	Caa2	10.000%	11/01/17	3,100	2,511,000
Accellent, Inc., Sr. Sec’d. Notes(a)	B1	8.375%	02/01/17	2,437	2,388,260
Alliance HealthCare Services, Inc., Sr. Unsec’d. Notes	B-(d)	8.000%	12/01/16	4,050	2,824,875
Apria Healthcare Group, Inc., Sr. Sec’d. Notes	Ba3	11.250%	11/01/14	300	309,750
Apria Healthcare Group, Inc., Sr. Sec’d. Notes	B3	12.375%	11/01/14	1,500	1,376,250
Biomet, Inc., Gtd. Notes(a)	Caa1	11.625%	10/15/17	1,475	1,600,375
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%	10/15/17	775	838,938
Capella Healthcare, Inc., Gtd. Notes	B3	9.250%	07/01/17	5,175	5,252,625
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.875%	07/15/15	2,439	2,518,268
CHS/Community Health Systems, Inc., Gtd. Notes, 144A(a)	B3	8.000%	11/15/19	2,750	2,777,500
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A(a)	Caa1	10.500%	12/15/18	4,200	3,748,500
DaVita, Inc., Gtd. Notes	B2	6.375%	11/01/18	200	204,750
ExamWorks Group, Inc., Gtd. Notes, 144A(a)	B3	9.000%	07/15/19	700	633,500
Fresenius Medical Care US Finance, Inc., Gtd. Notes, 144A(a)	Ba2	6.500%	09/15/18	450	471,375
HCA, Inc., Gtd. Notes(a)	B3	7.500%	02/15/22	4,505	4,606,363
HCA, Inc., Sr. Sec’d. Notes.	Ba3	6.500%	02/15/20	2,250	2,334,375
HCA, Inc., Sr. Unsec’d. Notes	B3	5.750%	03/15/14	3,000	3,060,000
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15	4,250	4,329,688
HCA, Inc., Sr. Unsec’d. Notes	B3	6.750%	07/15/13	1,875	1,935,938
Health Management Associates, Inc., Sr. Unsec’d. Notes, 144A	B3	7.375%	01/15/20	650	676,000
Healthsouth Corp., Gtd. Notes	B2	7.250%	10/01/18	2,925	2,903,062
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes	Caa1	8.375%	05/15/19	2,678	2,336,555
inVentiv Health, Inc., Gtd. Notes, 144A	Caa2	10.000%	08/15/18	2,979	2,725,785
inVentiv Health, Inc., Sr. Notes, 144A	Caa2	10.000%	08/15/18	700	640,500
Kindred Healthcare, Inc., Gtd. Notes(a)	B3	8.250%	06/01/19	2,300	1,932,000
Kinetic Concepts, Inc./KCI USA, Inc., Gtd. Notes, 144A(a)	B3	10.500%	11/01/18	4,050	3,969,000
MedAssets, Inc., Gtd. Notes	B3	8.000%	11/15/18	925	906,500
Multiplan, Inc., Gtd. Notes, 144A(a)	Caa1	9.875%	09/01/18	2,000	2,080,000
Omnicare, Inc., Gtd. Notes	Ba3	7.750%	06/01/20	834	895,508
OnCure Holdings, Inc., Sec’d. Notes	Caa1	11.750%	05/15/17	1,140	900,600
Radnet Management, Inc., Gtd. Notes	Caa1	10.375%	04/01/18	1,275	1,122,000
Res-Care, Inc., Gtd. Notes	B-(d)	10.750%	01/15/19	1,575	1,626,188

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare (continued)
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	10.000%	05/01/18	$1,250	$1,428,125
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B1	6.250%	11/01/18	3,620	3,683,350
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	Caa1	8.000%	08/01/20	1,184	1,185,480
Vanguard Health Holding Co. II LLC/Vanguard
Holding Co. II, Inc., Gtd. Notes	B3	7.750%	02/01/19	680	652,800
Vanguard Health Holding Co. II LLC/Vanguard
Holding Co. II, Inc., Gtd. Notes(a)	B3	8.000%	02/01/18	935	927,988

					76,590,771

Home Construction — 0.5%
DR Horton, Inc., Gtd. Notes	Ba3	5.625%	01/15/16	375	382,500
K Hovnanian Enterprises, Inc., Gtd. Notes	Caa3	11.875%	10/15/15	1,025	553,500
K Hovnanian Enterprises, Inc., Sr. Sec’d. Notes(a)	B3	10.625%	10/15/16	585	466,538
Lennar Corp., Gtd. Notes	B3	5.600%	05/31/15	250	246,250
Lennar Corp., Gtd. Notes	B3	6.950%	06/01/18	550	536,250
Lennar Corp., Gtd. Notes	B3	12.250%	06/01/17	865	1,029,350
M/I Homes, Inc., Gtd. Notes	Caa1	8.625%	11/15/18	675	597,375
Standard Pacific Corp., Gtd. Notes(a)	B3	8.375%	05/15/18	2,300	2,185,000
Standard Pacific Corp., Gtd. Notes	B3	8.375%	01/15/21	625	588,281
Standard Pacific Corp., Gtd. Notes	B3	10.750%	09/15/16	245	257,250

					6,842,294

Independent Energy — 5.3%
Alta Mesa Holdings/Alta Mesa Finance Services
Corp., Gtd. Notes	B3	9.625%	10/15/18	1,000	970,000
Bill Barrett Corp., Gtd. Notes	B1	7.625%	10/01/19	455	475,475
Bill Barrett Corp., Gtd. Notes(a)	B1	9.875%	07/15/16	1,400	1,540,000
Brigham Exploration Co., Gtd. Notes	Caa1	8.750%	10/01/18	325	398,125
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	9.500%	02/15/15	2,375	2,719,375
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Gtd. Notes, 144A(a)	Ba3	6.625%	11/15/19	625	650,000
Clayton Williams Energy, Inc., Gtd. Notes, 144A	Caa1	7.750%	04/01/19	1,800	1,719,000
Comstock Resources, Inc., Gtd. Notes	B2	7.750%	04/01/19	300	285,000
Comstock Resources, Inc., Gtd. Notes	B2	8.375%	10/15/17	1,917	1,854,698
Concho Resources, Inc., Gtd. Notes	B3	6.500%	01/15/22	1,575	1,645,875
Denbury Resources, Inc., Gtd. Notes(a)	B1	6.375%	08/15/21	1,025	1,071,125
Denbury Resources, Inc., Gtd. Notes	B1	8.250%	02/15/20	2,345	2,620,538
Denbury Resources, Inc., Gtd. Notes	B1	9.750%	03/01/16	375	413,438
Forest Oil Corp., Gtd. Notes(a)	B1	7.250%	06/15/19	1,700	1,734,000
Forest Oil Corp., Gtd. Notes	B1	8.500%	02/15/14	3,000	3,270,000
Harvest Operations Corp. (Canada), Gtd. Notes, 144A	Ba1	6.875%	10/01/17	4,050	4,191,750
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	B1	7.625%	04/15/21	400	419,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	B1	8.000%	02/15/20	1,660	1,776,200
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes, 144A	B2	6.500%	05/15/19	2,825	2,803,812
McMoran Exploration Co., Gtd. Notes	Caa1	11.875%	11/15/14	2,500	2,650,000
MEG Energy Corp. (Canada), Gtd. Notes, 144A	B3	6.500%	03/15/21	2,200	2,249,500
Newfield Exploration Co., Sr. Sub. Notes(a)	Ba2	6.875%	02/01/20	500	535,000
Newfield Exploration Co., Sr. Sub. Notes	Ba2	7.125%	05/15/18	3,479	3,713,832
NFR Energy LLC/NFR Energy Finance Corp., Gtd. Notes, 144A	Caa1	9.750%	02/15/17	1,250	1,125,000
Penn Virginia Corp., Gtd. Notes(a)	B2	10.375%	06/15/16	1,450	1,544,250
Petrohawk Energy Corp., Gtd. Notes	Baa3	6.250%	06/01/19	1,000	1,100,000

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Independent Energy (continued)
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.250%		08/15/18	$1,075	$1,209,375
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%		05/01/18	2,963	3,351,082
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	7.500%		01/15/20	1,267	1,485,989
Plains Exploration & Production Co., Gtd. Notes	B1	6.750%		02/01/22	1,225	1,283,188
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%		04/01/20	2,650	2,868,625
Range Resources Corp., Gtd. Notes	Ba3	5.750%		06/01/21	2,600	2,814,500
Range Resources Corp., Gtd. Notes	Ba3	6.750%		08/01/20	750	832,500
Range Resources Corp., Gtd. Notes	Ba3	8.000%		05/15/19	650	724,750
SM Energy Co., Sr. Unsec’d. Notes, 144A	B1	6.500%		11/15/21	1,300	1,339,000
SM Energy Co., Sr. Unsec’d. Notes, 144A(a)	B1	6.625%		02/15/19	625	650,000
Swift Energy Co., Gtd. Notes	B3	8.875%		01/15/20	1,125	1,181,250
Swift Energy Co., Gtd. Notes, 144A	B3	7.875%		03/01/22	715	706,062
Unit Corp., Gtd. Notes	B3	6.625%		05/15/21	950	950,000
Venoco, Inc., Gtd. Notes	Caa1	8.875%		02/15/19	241	216,900
W&T Offshore, Inc., Gtd. Notes, 144A	Caa1	8.500%		06/15/19	1,866	1,931,310
WPX Energy, Inc., Sr. Unsec’d. Notes, 144A	Ba1	5.250%		01/15/17	2,925	2,939,625
WPX Energy, Inc., Sr. Unsec’d. Notes, 144A(a)	Ba1	6.000%		01/15/22	2,225	2,277,844

						70,236,993

Life Insurance — 0.3%
American International Group, Inc., Jr. Sub. Debs	Baa2	8.175%	(c)	05/15/68	2,425	2,158,250
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%		09/15/16	500	473,155
CNO Financial Group, Inc., Sr. Sec’d. Notes, 144A	B1	9.000%		01/15/18	250	263,750
Hartford Financial Services Group, Inc., Jr. Sub. Debs	Ba1	8.125%	(c)	06/15/68	500	495,000

						3,390,155

Lodging — 0.7%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	6.750%		06/01/19	750	720,000
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%		10/01/14	1,065	1,166,175
Host Hotels & Resorts LP, Gtd. Notes(a)	Ba1	6.000%		11/01/20	585	598,162
Host Hotels & Resorts LP, Gtd. Notes(a)	Ba1	6.375%		03/15/15	5,250	5,341,875
Host Hotels & Resorts LP, Gtd. Notes, 144A(a)	Ba1	6.000%		10/01/21	485	497,125
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes(a)	Ba2	7.250%		03/15/18	640	670,400

						8,993,737

Media – Cable — 4.8%
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.000%		12/15/18	1,150	1,196,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	7.750%		04/15/18	400	424,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.000%		04/15/20	475	509,438
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625%		09/15/17	850	941,375
CCH II LLC/CCH II Capital Corp., Gtd. Notes	B2	13.500%		11/30/16	2,665	3,077,841
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	B1	6.500%		04/30/21	2,500	2,531,250
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	B1	7.375%		06/01/20	560	590,800
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	B1	7.875%		04/30/18	1,700	1,812,625

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media — Cable (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	B1	8.125%	04/30/20	$1,325	$1,450,875
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625%	11/15/17	5,190	5,501,400
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A	Ba2	8.000%	04/30/12	3,000	3,060,000
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A	Ba2	10.875%	09/15/14	1,000	1,073,750
Constellation Enterprises LLC, Sr. Sec’d. Notes, 144A	B2	10.625%	02/01/16	1,050	987,000
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	Ba3	6.750%	11/15/21	2,125	2,236,562
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	7.625%	07/15/18	875	962,500
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.500%	04/15/14	2,650	2,931,562
CSC Holdings LLC, Sr. Unsec’d. Notes(a)	Ba3	8.625%	02/15/19	3,520	4,056,800
Echostar DBS, Gtd. Notes(a)	Ba2	6.625%	10/01/14	4,300	4,590,250
Echostar DBS, Gtd. Notes(a)	Ba2	6.750%	06/01/21	2,880	3,103,200
Echostar DBS, Gtd. Notes(a)	Ba2	7.875%	09/01/19	865	977,450
Insight Communications Co., Inc., Sr. Unsec’d. Notes, 144A	B3	9.375%	07/15/18	1,000	1,142,500
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes(a)	B3	8.500%	10/15/15	500	515,000
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes.	B3	9.125%	08/15/19	935	992,269
Ono Finance II PLC (Ireland), Gtd. Notes, 144A(a)	Caa1	10.875%	07/15/19	625	556,250
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	B1	7.750%	03/15/16	825	847,688
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	B1	8.125%	12/01/17	1,555	1,642,469
UPC Holding BV (Netherlands), Sec’d. Notes, 144A(a)	B2	9.875%	04/15/18	4,000	4,265,000
UPCB Finance V Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A(a)	Ba3	7.250%	11/15/21	2,075	2,100,938
Videotron Ltee (Canada), Gtd. Notes	Ba1	9.125%	04/15/18	5,150	5,671,438
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	Ba2	8.375%	10/15/19	805	883,488
Virgin Media Finance PLC (United Kingdom), Gtd. Notes(a)	Ba2	9.500%	08/15/16	3,200	3,592,000

					64,223,718

Media — Non Cable — 5.0%
Allbritton Communications Co., Sr. Unsec’d. Notes	B2	8.000%	05/15/18	1,000	992,500
AMC Networks, Inc., Gtd. Notes, 144A(a)	B2	7.750%	07/15/21	1,200	1,305,000
Cengage Learning Acquisitions, Inc., Gtd. Notes, 144A(a)	Caa2	10.500%	01/15/15	2,850	2,044,875
Cenveo Corp., Sec’d. Notes(a)	B3	8.875%	02/01/18	3,950	3,446,375
Clear Channel Communications, Inc., Gtd. Notes(a)	Ca	10.750%	08/01/16	850	569,500
Clear Channel Communications, Inc., Sr. Sec’d. Notes	Caa1	9.000%	03/01/21	1,900	1,600,750
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Ca	5.500%	12/15/16	3,525	1,630,312

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media — Non Cable (continued)
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	B2	9.250%	12/15/17	$2,025	$2,187,000
Cumulus Media, Inc., Gtd. Notes, 144A	B3	7.750%	05/01/19	275	244,062
Entercom Radio LLC, Gtd. Notes, 144A	Caa1	10.500%	12/01/19	1,700	1,700,000
Gannett Co., Inc., Gtd. Notes	Baa3	7.125%	09/01/18	250	246,250
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	B3	7.250%	04/01/19	1,650	1,674,750
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	B3	7.500%	04/01/21	2,300	2,325,875
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes(a)	Caa3	11.250%	02/04/17	3,200	3,096,000
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, PIK(a)	Caa3	11.500%	02/04/17	3,307	3,191,534
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, PIK, 144A	Caa3	11.500%	02/04/17	10,665	10,291,725
Lamar Media Corp., Gtd. Notes(a)	B1	7.875%	04/15/18	750	795,000
Lamar Media Corp., Gtd. Notes(a)	Ba3	9.750%	04/01/14	4,875	5,460,000
LIN Television Corp., Gtd. Notes(a)	Caa1	6.500%	05/15/13	1,684	1,686,105
LIN Television Corp., Gtd. Notes	Caa1	8.375%	04/15/18	3,015	2,935,857
McClatchy Co. (The), Sr. Sec’d. Notes	B1	11.500%	02/15/17	400	387,000
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., Sec’d. Notes	B3	8.875%	04/15/17	75	76,875
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	7.750%	10/15/18	3,075	3,321,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.500%	05/01/16	1,774	2,031,230
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes(a)	B2	11.625%	02/01/14	2,358	2,708,752
Radio One, Inc., Gtd. Notes, PIK	Caa2	15.000%	05/24/16	750	534,375
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba1	7.250%	05/15/18	95	92,150
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba1	7.625%	06/15/20	1,340	1,252,900
Salem Communications Corp., Sec’d. Notes	B2	9.625%	12/15/16	1,856	1,958,080
Sinclair Television Group, Inc., Gtd. Notes	B2	8.375%	10/15/18	250	258,125
Sinclair Television Group, Inc., Sec’d. Notes, 144A	B1	9.250%	11/01/17	500	545,000
SSI Investments II/SSI Co-Issuer LLC, Gtd. Notes	Caa1	11.125%	06/01/18	1,775	1,877,062
Telesat Canada/Telesat LLC (Canada), Gtd. Notes	Caa1	12.500%	11/01/17	400	447,000
Univision Communications, Inc., Gtd. Notes, 144A(a)	Caa2	8.500%	05/15/21	625	568,750
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(a)	B2	6.875%	05/15/19	1,350	1,302,750
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(a)	B2	7.875%	11/01/20	650	659,750
Valassis Communications, Inc., Gtd. Notes	Ba3	6.625%	02/01/21	1,050	976,500
XM Satellite Radio, Inc., Gtd. Notes, 144A(a)	B2	7.625%	11/01/18	300	315,000
XM Satellite Radio, Inc., Gtd. Notes, 144A	B2	13.000%	08/01/13	250	283,750

					67,019,519

Metals & Mining — 4.9%
AK Steel Corp., Gtd. Notes(a)	B2	7.625%	05/15/20	960	902,400
Aleris International, Inc., Gtd. Notes	B1	7.625%	02/15/18	350	341,250
Alpha Natural Resources, Inc., Gtd. Notes(a)	Ba3	6.250%	06/01/21	1,500	1,455,000
APERAM (Luxembourg), Sr. Unsec’d. Notes, 144A	B2	7.375%	04/01/16	300	256,500

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining (continued)
APERAM (Luxembourg), Sr. Unsec’d. Notes, 144A	B2	7.750%		04/01/18	$950	$788,500
Arch Coal, Inc., Gtd. Notes	B1	7.250%		10/01/20	1,250	1,278,125
Arch Coal, Inc., Gtd. Notes	B1	8.750%		08/01/16	2,000	2,185,000
Arch Coal, Inc., Gtd. Notes, 144A	B1	7.000%		06/15/19	650	663,000
Arch Coal, Inc., Gtd. Notes, 144A(a)	B1	7.250%		06/15/21	2,600	2,671,500
Boart Longyear Management Pty Ltd. (Australia), Gtd. Notes, 144A	Ba2	7.000%		04/01/21	390	395,850
Calcipar SA (Luxembourg), Sr. Sec’d. Notes, 144A	B1	6.875%		05/01/18	2,400	2,160,000
Century Aluminum Co., Sec’d. Notes	B	8.000%		05/15/14	2,432	2,425,820
CONSOL Energy, Inc., Gtd. Notes	B1	8.000%		04/01/17	727	796,065
CONSOL Energy, Inc., Gtd. Notes, 144A	B1	6.375%		03/01/21	250	252,500
Dynacast International LLC/Dynacast Finance, Inc., Sec’d. Notes, 144A	B2	9.250%		07/15/19	150	141,000
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Notes, 144A(a)	B1	8.250%		11/01/19	4,675	4,756,812
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	B1	6.375%		02/01/16	1,000	970,000
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	6.875%		02/01/18	1,600	1,532,000
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	7.000%		11/01/15	1,135	1,146,350
James River Coal Co., Gtd. Notes	B2	7.875%		04/01/19	3,925	2,963,375
JMC Steel Group, Sr. Notes, 144A	B3	8.250%		03/15/18	3,650	3,558,750
Metals USA, Inc., Sr. Sec’d. Notes	B3	11.125%		12/01/15	5,800	6,024,750
Murray Energy Corp., Sec’d. Notes, 144A	B3	10.250%		10/15/15	415	411,888
Noranda Aluminum Acquisition Corp., Gtd. Notes, PIK	B2	4.659%	(c)	05/15/15	1,381	1,277,785
Novelis, Inc. (Canada), Gtd. Notes(a)	B2	8.375%		12/15/17	500	531,250
Novelis, Inc. (Canada), Gtd. Notes	B2	8.750%		12/15/20	6,996	7,503,210
Optima Specialty Steel, Inc., Sr. Sec’d. Notes, 144A	B2	12.500%		12/15/16	1,275	1,265,438
Patriot Coal Corp., Gtd. Notes	B3	8.250%		04/30/18	742	712,320
Peabody Energy Corp., Gtd. Notes, 144A	Ba1	6.000%		11/15/18	6,700	6,834,000
Peabody Energy Corp., Gtd. Notes, 144A(a)	Ba1	6.250%		11/15/21	675	698,625
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	B1	8.000%		12/01/18	1,050	1,052,625
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.375%		11/01/12	1,925	2,004,406
Taseko Mines Ltd. (Canada), Gtd. Notes	B3	7.750%		04/15/19	300	270,750
Thompson Creek Metals Co., Inc. (Canada), Gtd. Notes	B3	7.375%		06/01/18	2,400	2,136,000
United States Steel Corp., Sr. Unsec’d. Notes(a)	B1	7.375%		04/01/20	370	360,750
Westmoreland Coal Co. Westmoreland Partners, Sr. Sec’d. Notes	Caa2	10.750%		02/01/18	2,100	2,058,000
Xinergy Corp., Sr. Sec’d. Notes, 144A	Caa1	9.250%		05/15/19	200	172,000

						64,953,594

Non Captive – Consumer — 0.6%
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN(a)	B3	5.375%		10/01/12	1,500	1,417,500
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	B3	5.400%		12/01/15	675	491,062
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	B3	5.850%		06/01/13	350	308,000

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Non Captive – Consumer (continued)
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN(a)	B3	6.900%		12/15/17	$7,450		$5,364,000

							7,580,562

Non Captive – Diversified — 4.0%
Ally Financial, Inc., Gtd. Notes(a)	B1	7.500%		09/15/20	975		984,750
Ally Financial, Inc., Gtd. Notes(a)	B1	8.000%		03/15/20	1,500		1,537,500
Ally Financial, Inc., Gtd. Notes	B1	8.000%		11/01/31	8,275		7,985,375
Ally Financial, Inc., Gtd. Notes(a)	B1	8.300%		02/12/15	5,250		5,538,750
Capmark Financial Group, Inc., Sr. Sec’d. Notes(a)	NR	7.000%	(c)	09/30/14	2,667		2,676,907
Capmark Financial Group, Inc., Sr. Sec’d. Notes(a)	NR	9.000%	(c)	09/30/15	1,000		1,012,500
CIT Group, Inc., Sec’d. Notes	B2	7.000%		05/01/16	1		923
CIT Group, Inc., Sec’d. Notes	B2	7.000%		05/01/17	—	(r)	294
CIT Group, Inc., Sec’d. Notes, 144A(a)	B2	6.625%		04/01/18	1,650		1,707,750
CIT Group, Inc., Sec’d. Notes, 144A(a)	B2	7.000%		05/04/15	2,750		2,753,438
CIT Group, Inc., Sec’d. Notes, 144A(a)	B2	7.000%		05/02/16	3,374		3,369,783
CIT Group, Inc., Sec’d. Notes, 144A(a)	B2	7.000%		05/02/17	10,304		10,291,120
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	B3	4.770%	(c)	12/21/65	1,600		943,968
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	B3	6.250%	(c)	12/21/65	1,020		688,500
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.750%		09/01/16	2,500		2,562,500
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	5.750%		05/15/16	550		510,148
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	6.250%		05/15/19	3,150		2,909,938
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	B1	8.250%		12/15/20	4,699		4,745,990
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	8.625%		09/15/15	1,200		1,230,000
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	B1	8.625%		01/15/22	750		758,705
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN(a)	B1	6.625%		11/15/13	1,000		995,000

							53,203,839

Oil & Field Services — 0.9%
Cie Generale de Geophysique - Vertias (France), Gtd. Notes(a)	Ba3	9.500%		05/15/16	2,000		2,160,000
Key Energy Services, Inc., Gtd. Notes(a)	B1	6.750%		03/01/21	1,700		1,700,000
McJunkin Red Man Corp., Sr. Sec’d. Notes	B3	9.500%		12/15/16	700		710,500
Ocean Rig UDW, Inc. (Marshall Islands), Sr. Unsec’d. Notes	Caa2	9.500%		04/27/16	1,700		1,551,921
Oil States International, Inc., Gtd. Notes	Ba3	6.500%		06/01/19	1,400		1,431,500
Pioneer Drilling Co., Gtd. Notes, 144A	B3	9.875%		03/15/18	280		292,600
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	Ba1	6.500%		12/15/21	1,500		1,530,000
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	Ba1	6.625%		11/15/20	1,205		1,232,113
Seadrill Ltd. (Bermuda), Sr. Unsec’d. Notes	NR	6.500%		10/05/15	1,200		1,140,000
Trinidad Drilling Ltd. (Canada), Sr. Unsec’d. Notes, 144A	B2	7.875%		01/15/19	900		927,359

							12,675,993

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Other Financial Institutions — 0.5%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	B3	11.000%		02/01/19	$1,940	$1,779,950
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	B3	12.250%		02/15/15	1,125	1,155,938
CNG Holdings, Inc., Sr. Sub. Notes, 144A	NR	13.750%		08/15/15	300	309,750
Community Choice Financial, Inc., Sr. Sec’d. Notes, 144A	B3	10.750%		05/01/19	1,570	1,554,300
Deluxe Corp., Gtd. Notes, 144A	Ba2	7.000%		03/15/19	1,470	1,429,575
Harland Clarke Holdings Corp., Gtd. Notes	Caa1	6.000%	(c)	05/15/15	750	496,875

						6,726,388

Other Industrials — 1.2%
Altra Holdings, Inc., Sec’d. Notes	B1	8.125%		12/01/16	1,325	1,407,812
Belden, Inc., Gtd. Notes	Ba2	9.250%		06/15/19	750	800,625
Dycom Investments, Inc., Gtd. Notes	Ba3	7.125%		01/15/21	2,100	2,121,000
Interline Brands, Inc., Gtd. Notes	B2	7.000%		11/15/18	2,875	2,975,625
Liberty Tire Recycling, Gtd. Notes, 144A	Caa1	11.000%		10/01/16	775	773,062
Mobile Mini, Inc., Gtd. Notes	B2	7.875%		12/01/20	525	527,625
Park-Ohio Industries, Inc., Gtd. Notes	B3	8.125%		04/01/21	1,275	1,255,875
Thermon Industries, Inc., Sec’d. Notes	B1	9.500%		05/01/17	2,067	2,227,192
Trimas Corp., Sec’d. Notes	B2	9.750%		12/15/17	2,700	2,929,500
Tutor Perini Corp., Gtd. Notes	Ba3	7.625%		11/01/18	1,393	1,316,385

						16,334,701

Packaging — 2.9%
AEP Industries, Inc., Sr. Unsec’d. Notes	B2	8.250%		04/15/19	1,200	1,218,000
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A(a)	B3	9.125%		10/15/20	5,125	5,073,750
Berry Plastics Corp., Sec’d. Notes(a)	Caa1	9.500%		05/15/18	1,264	1,270,320
Berry Plastics Corp., Sec’d. Notes(a)	Caa1	9.750%		01/15/21	2,925	2,917,688
BWAY Parent Co., Inc., Sr. Unsec’d. Notes, PIK	Caa1	10.125%		11/01/15	1,865	1,808,833
Crown Americas LLC/Crown Americas Capital Corp. III, Gtd. Notes	Ba3	6.250%		02/01/21	525	548,625
Exopack Holding Corp., Gtd. Notes, 144A	Caa1	10.000%		06/01/18	1,700	1,700,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750%		02/01/17	1,000	1,045,000
Greif, Inc., Sr. Unsec’d. Notes(a)	Ba2	7.750%		08/01/19	3,000	3,240,000
Plastipak Holdings, Inc., Gtd. Notes, 144A	B3	8.500%		12/15/15	3,000	3,060,000
Plastipak Holdings, Inc., Sr. Notes, 144A	B3	10.625%		08/15/19	1,755	1,939,275
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	8.250%		02/15/21	1,550	1,371,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	8.500%		05/15/18	3,000	2,872,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	9.000%		04/15/19	650	617,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	6.875%		02/15/21	1,350	1,343,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	7.125%		04/15/19	2,500	2,543,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A(a)	Ba3	7.750%		10/15/16	2,000	2,105,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A(a)	Ba3	7.875%		08/15/19	875	914,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Unsec’d. Notes, 144A(a)	Caa1	9.875%		08/15/19	2,250	2,182,500
Sealed Air Corp., Gtd. Notes, 144A	B1	8.375%		09/15/21	825	911,625

						38,683,741

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Paper — 1.7%
AbitibiBowater, Inc., Sr. Sec’d. Notes, 144A(a)	B1	10.250%		10/15/18	$5,342	$5,889,555
Appleton Papers, Inc., Sr. Sec’d. Notes, 144A	B1	10.500%		06/15/15	2,023	1,995,184
Cascades, Inc. (Canada), Gtd. Notes	Ba3	7.750%		12/15/17	175	173,250
Cascades, Inc. (Canada), Gtd. Notes	Ba3	7.875%		01/15/20	1,000	970,000
Graphic Packaging International, Inc., Gtd. Notes	B2	7.875%		10/01/18	1,500	1,597,500
Graphic Packaging International, Inc., Gtd. Notes	B2	9.500%		06/15/17	1,800	1,971,000
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A	B2	8.000%		06/01/16	1,225	1,225,000
NewPage Corp., Sr. Sec’d. Notes(a)(i)	NR	11.375%		12/31/14	7,750	5,725,312
Verso Paper Holdings LLC/Verso Paper, Inc., Sec’d. Notes(a)	B2	8.750%		02/01/19	2,125	1,296,250
Verso Paper Holdings LLC/Verso Paper, Inc., Sr. Sec’d. Notes(a)	Ba2	11.500%		07/01/14	2,000	2,040,000

						22,883,051

Pharmaceuticals — 1.2%
Catalent Pharma Solutions, Inc., Gtd. Notes, PIK	Caa1	9.500%		04/15/15	1,500	1,541,250
Elan Finance PLC/Elan Finance Corp. (Ireland), Gtd. Notes	B2	8.750%		10/15/16	2,315	2,471,262
Endo Pharmaceuticals Holdings, Inc., Gtd. Notes(a)	Ba3	7.000%		07/15/19	75	79,875
Endo Pharmaceuticals Holdings, Inc., Gtd. Notes	Ba3	7.250%		01/15/22	1,075	1,143,531
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.500%		07/15/16	1,500	1,498,125
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.750%		10/01/17	650	649,188
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	B1	6.875%		12/01/18	1,000	997,500
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	B1	7.000%		10/01/20	3,170	3,130,375
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (Puerto Rico), Gtd. Notes(a)	B3	7.750%		09/15/18	4,250	4,340,312

						15,851,418

Property & Casualty Insurance — 0.5%
Catlin Insurance Co. Ltd. (Bermuda), Jr. Sub. Notes, 144A	BBB+(d)	7.249%	(c)	07/29/49	2,125	1,806,250
HUB International Holdings, Inc., Sr. Sub. Notes, 144A	Caa1	10.250%		06/15/15	1,269	1,259,482
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa3	7.800%		03/07/87	1,825	1,624,250
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa3	10.750%	(c)	06/15/88	1,704	2,138,520
XL Group PLC (Ireland), Jr. Sub. Notes	Ba1	6.500%	(c)	12/31/49	550	430,375

						7,258,877

Railroads — 0.2%
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	6.125%		06/15/21	270	277,425
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	6.625%		12/15/20	525	556,500
RailAmerica, Inc., Sr. Sec’d. Notes	B1	9.250%		07/01/17	1,550	1,693,375

						2,527,300

Real Estate Investment Trusts — 0.8%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes(a)	B1	7.750%		02/15/19	2,405	2,356,900
CB Richard Ellis Services, Inc., Gtd. Notes(a)	Ba1	6.625%		10/15/20	805	825,125

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Real Estate Investment Trusts (continued)
CNL Lifestyle Properties, Inc., Gtd. Notes	Ba3	7.250%	04/15/19	$2,255	$2,085,875
Kennedy Wilson, Inc., Gtd. Notes, 144A	B1	8.750%	04/01/19	2,115	2,062,125
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750%	12/15/21	2,575	2,617,063
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	8.625%	01/15/12	535	535,929

					10,483,017

Refining — 0.2%
Calumet Specialty Products Partners LP/Calumet
Finance Corp., Gtd. Notes, 144A	B3	9.375%	05/01/19	400	388,000
Calumet Specialty Products Partners LP/Calumet
Finance Corp., Sr. Unsec’d. Notes, 144A	B3	9.375%	05/01/19	405	388,800
Citgo Petroleum Corp., Sr. Sec’d. Notes, 144A	Ba2	11.500%	07/01/17	1,175	1,298,375
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(a)	Caa2	6.750%	05/01/14	1,020	606,900

					2,682,075

Restaurants — 0.8%
Burger King Corp., Gtd. Notes	B3	9.875%	10/15/18	450	489,938
CKE Holdings, Inc., Sr. Notes, PIK, 144A	Caa1	10.500%	03/14/16	211	201,166
CKE Restaurants, Inc., Sec’d. Notes(a)	B2	11.375%	07/15/18	1,069	1,165,210
Dave & Buster’s, Inc., Gtd. Notes	Caa1	11.000%	06/01/18	1,000	1,015,000
DineEquity, Inc., Gtd. Notes(a)	B3	9.500%	10/30/18	950	1,020,064
Fiesta Restaurant Group, Sec’d. Notes, 144A	B2	8.875%	08/15/16	2,450	2,462,250
Landry’s Acquisition Co., Sec’d. Notes, 144A	B3	11.625%	12/01/15	1,070	1,126,175
Landry’s Restaurants, Inc., Sec’d. Notes	B3	11.625%	12/01/15	1,375	1,447,188
Wendy’s Co. (The), Gtd. Notes	B3	10.000%	07/15/16	2,150	2,365,000

					11,291,991

Retailers — 1.7%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A(a)	Caa1	9.250%	08/01/19	1,025	1,012,188
Burlington Coat Factory Warehouse Corp., Gtd. Notes	Caa1	10.000%	02/15/19	1,150	1,124,125
Claire’s Stores, Inc., Sec’d. Notes(a)	Caa3	8.875%	03/15/19	3,000	2,280,000
Gymboree Corp., Gtd. Notes(a)	Caa1	9.125%	12/01/18	600	528,000
J. Crew Group, Inc., Gtd. Notes(a)	Caa1	8.125%	03/01/19	650	620,750
Nebraska Book Co., Inc., Gtd. Notes(i)	NR	8.625%	03/15/12	705	91,650
Number Merger Sub, Inc., Sr. Notes, 144A(a)	Caa1	11.000%	12/15/19	410	414,100
Pantry, Inc. (The), Gtd. Notes(a)	Caa1	7.750%	02/15/14	2,800	2,779,000
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.500%	10/01/19	2,000	2,145,000
Rite Aid Corp., Gtd. Notes(a)	Caa3	9.500%	06/15/17	2,750	2,509,375
Rite Aid Corp., Sec’d. Notes	Caa2	7.500%	03/01/17	2,000	1,997,500
Sears Holdings Corp., Sec’d. Notes(a)	Ba3	6.625%	10/15/18	2,000	1,520,000
Susser Holdings LLC/Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16	3,930	4,239,488
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes	Ba1	8.500%	12/01/17	2,000	2,070,000

					23,331,176

Supermarkets — 1.0%
American Stores Co., Sr. Unsec’d. Notes	B2	7.900%	05/01/17	200	188,000
American Stores Co., Sr. Unsec’d. Notes, MTN	B2	7.100%	03/20/28	90	69,525
BI-LO LLC/BI-LO Finance Corp., Sr. Sec’d. Notes, 144A	B2	9.250%	02/15/19	1,250	1,287,500
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17	3,175	3,436,937

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Supermarkets (continued)
Stater Bros Holdings, Inc., Gtd. Notes	B2	7.750%	04/15/15	$700	$718,375
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	B2	7.500%	11/15/14	3,700	3,764,750
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	B2	8.000%	05/01/16	3,925	4,052,562

					13,517,649

Technology — 7.5%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes(a)	Ba3	7.750%	08/01/20	1,000	1,027,500
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	Ba3	8.125%	12/15/17	1,625	1,685,937
Amkor Technology, Inc., Sr. Unsec’d. Notes(a)	Ba3	7.375%	05/01/18	750	766,875
Audatex North America, Inc., Gtd. Notes, 144A	Ba2	6.750%	06/15/18	455	459,550
Avaya, Inc., Gtd. Notes	Caa2	9.750%	11/01/15	6,125	5,512,500
Avaya, Inc., Gtd. Notes, PIK(a)	Caa2	10.125%	11/01/15	1,175	1,057,500
Avaya, Inc., Sr. Sec’d. Notes, 144A(a)	B1	7.000%	04/01/19	955	926,350
CDW LLC/CDW Finance Corp., Gtd. Notes(a)	Caa1	8.500%	04/01/19	4,300	4,332,250
CDW LLC/CDW Finance Corp., Gtd. Notes	Caa1	11.000%	10/12/15	116	121,800
CDW LLC/CDW Finance Corp., Gtd. Notes	CCC+	12.535%	10/12/17	5,795	5,823,975
CommScope, Inc., Gtd. Notes, 144A(a)	B3	8.250%	01/15/19	6,010	6,010,000
CoreLogic, Inc., Gtd. Notes, 144A	Ba3	7.250%	06/01/21	1,200	1,149,000
DuPont Fabros Technology LP, Gtd. Notes	Ba1	8.500%	12/15/17	2,875	3,076,250
eAccess Ltd. (Japan), Gtd. Notes, 144A	Ba3	8.250%	04/01/18	1,080	1,026,000
Eastman Kodak Co., Sr. Sec’d. Notes, 144A(a)	B3	9.750%	03/01/18	2,250	1,710,000
Fidelity National Information Services, Inc., Gtd. Notes, 144A(a)	Ba2	7.625%	07/15/17	350	377,125
First Data Corp., Gtd. Notes	Caa1	9.875%	09/24/15	61	57,340
First Data Corp., Gtd. Notes, 144A	Caa1	12.625%	01/15/21	9,762	8,492,940
First Data Corp., Sec’d. Notes, 144A	Caa1	8.250%	01/15/21	269	240,755
Freescale Semiconductor, Inc., Gtd. Notes(a)	Caa1	8.050%	02/01/20	3,765	3,539,100
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(a)	Ba3	9.250%	04/15/18	2,550	2,725,312
iGate Corp., Gtd. Notes, 144A	B2	9.000%	05/01/16	1,070	1,104,775
Intcomex, Inc., Sec’d. Notes	B3	13.250%	12/15/14	691	659,905
Interactive Data Corp., Gtd. Notes	Caa1	10.250%	08/01/18	5,931	6,435,135
Iron Mountain, Inc., Gtd. Notes	B1	8.000%	06/15/20	1,125	1,171,406
Lender Processing Services, Inc., Gtd. Notes(a)	Ba2	8.125%	07/01/16	420	412,650
Nortel Networks Ltd. (Canada), Gtd. Notes(a)(i)	NR	10.750%	07/15/16	7,500	8,250,000
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A(a)	B2	9.750%	08/01/18	4,400	4,796,000
Seagate HDD Cayman (Cayman Islands), Gtd. Notes(a)	Ba1	6.875%	05/01/20	1,000	1,027,500
Seagate HDD Cayman (Cayman Islands), Gtd. Notes(a)	Ba1	7.750%	12/15/18	500	531,875
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%	05/01/14	3,527	3,989,919
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	B3	6.500%	05/15/19	1,725	1,703,438
Sitel LLC/Sitel Finance Corp., Gtd. Notes	Caa2	11.500%	04/01/18	1,200	885,000
Spansion LLC, Gtd. Notes	B3	7.875%	11/15/17	1,025	932,750
Stream Global Services, Inc., Sr. Sec’d. Notes	B1	11.250%	10/01/14	500	507,500
Sungard Data Systems, Inc., Gtd. Notes	Caa1	10.250%	08/15/15	1,000	1,036,250
Sungard Data Systems, Inc., Gtd. Notes(a)	Caa1	10.625%	05/15/15	8,255	8,791,575
Syniverse Holdings, Inc., Gtd. Notes(a)	Caa1	9.125%	01/15/19	2,200	2,321,000
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes(a)	B3	11.375%	06/15/18	3,275	3,741,688
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba1	12.750%	10/15/14	822	933,998

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Technology (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland), Unsec’d. Notes, 144A	Ba3	7.748%	02/02/21	$1,450	$1,241,562

					100,591,985

Textile — 0.1%
PVH Corp., Sr. Unsec’d. Notes	Ba3	7.375%	05/15/20	1,700	1,844,500

Tobacco — 0.1%
Alliance One International, Inc., Gtd. Notes	B2	10.000%	07/15/16	2,000	1,800,000

Transportation Services — 1.2%
ACL I Corp., Sr. Unsec’d. Notes, PIK, 144A(a)	Caa1	10.625%	02/15/16	687	556,444
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	B2	7.875%	01/31/18	700	679,000
Aircastle Ltd. (Bermuda), Sr. Notes, 144A	Ba3	9.750%	08/01/18	335	349,238
Aircastle Ltd. (Bermuda), Sr. Unsec’d. Notes	Ba3	9.750%	08/01/18	50	52,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(a)	B2	8.250%	01/15/19	2,000	1,985,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(a)	B2	9.625%	03/15/18	1,604	1,660,140
CMA CGM SA (France), Sr. Unsec’d. Notes, 144A	Caa1	8.500%	04/15/17	1,175	519,938
Commercial Barge Line Co., Sec’d. Notes	B2	12.500%	07/15/17	1,000	1,077,500
General Maritime Corp. (Marshall Islands), Gtd. Notes(i)	D(d)	12.000%	11/15/17	1,100	19,250
Hertz Corp. (The), Gtd. Notes(a)	B2	6.750%	04/15/19	1,995	1,999,988
Hertz Corp. (The), Gtd. Notes	B2	7.375%	01/15/21	200	203,250
Hertz Corp. (The), Gtd. Notes(a)	B2	7.500%	10/15/18	4,296	4,489,320
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. (Marshall Islands), Sr. Sec’d. Notes	B2	8.625%	11/01/17	273	197,925
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands), Sr. Sec’d. Notes(a)	Ba3	8.875%	11/01/17	1,425	1,357,312
Ultrapetrol Bahamas Ltd. (Bahamas), First Mortgage	B3	9.000%	11/24/14	785	712,388

					15,859,068

Wireless — 3.3%
Brightstar Corp., Gtd. Notes, 144A	B1	9.500%	12/01/16	4,895	4,992,900
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(a)	B3	12.000%	12/01/15	7,254	6,945,705
Cricket Communications, Inc., Gtd. Notes(a)	B3	7.750%	10/15/20	1,650	1,443,750
Cricket Communications, Inc., Sr. Sec’d. Notes	Ba2	7.750%	05/15/16	500	516,250
Crown Castle International Corp., Sr. Unsec’d. Notes	B1	9.000%	01/15/15	1,450	1,571,438
MetroPCS Wireless, Inc., Gtd. Notes	B2	6.625%	11/15/20	1,550	1,445,375
Nextel Communications, Inc., Gtd. Notes(a)	B1	5.950%	03/15/14	750	723,750
Nextel Communications, Inc., Gtd. Notes(a)	B1	7.375%	08/01/15	2,650	2,424,750
NII Capital Corp., Gtd. Notes(a)	B2	7.625%	04/01/21	2,671	2,650,967
NII Capital Corp., Gtd. Notes	B2	8.875%	12/15/19	1,325	1,394,562
SBA Telecommunications, Inc., Gtd. Notes	B1	8.000%	08/15/16	2,500	2,693,750
Sprint Capital Corp., Gtd. Notes(a)	B3	6.900%	05/01/19	1,275	1,048,688
Sprint Nextel Corp., Gtd. Notes, 144A(a)	Ba3	9.000%	11/15/18	1,749	1,836,450
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	B3	6.000%	12/01/16	4,340	3,602,200
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	B3	8.375%	08/15/17	2,050	1,837,312
Sprint Nextel Corp., Sr. Unsec’d. Notes, 144A	B3	11.500%	11/15/21	243	240,570

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Wireless (continued)
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A(a)	B3	11.750%	07/15/17	$7,000	$6,265,000
Wind Acquisition Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	Ba3	7.250%	02/15/18	2,375	2,161,250
					43,794,667
Wirelines — 1.6%
Cincinnati Bell, Inc., Gtd. Notes	B1	8.250%	10/15/17	1,400	1,407,000
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	7.000%	07/15/21	505	532,775
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	8.125%	03/01/18	600	654,000
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.125%	10/01/18	2,750	2,770,625
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	Ba2	8.500%	04/15/20	2,400	2,457,000
Level 3 Communications, Inc., Sr. Unsec’d. Notes(a)	Caa2	11.875%	02/01/19	2,250	2,396,250
Level 3 Financing, Inc., Gtd. Notes	B3	9.250%	11/01/14	291	297,548
Level 3 Financing, Inc., Gtd. Notes	B3	9.375%	04/01/19	840	876,750
Level 3 Financing, Inc., Gtd. Notes, 144A(a)	B3	8.125%	07/01/19	500	492,500
PAETEC Holding Corp., Sr. Sec’d. Notes	BB-(d)	8.875%	06/30/17	750	810,000
Windstream Corp., Gtd. Notes, 144A(a)	Ba3	7.500%	06/01/22	1,895	1,890,262
Windstream Corp., Gtd. Notes	Ba3	7.500%	04/01/23	2,200	2,172,500
Windstream Corp., Gtd. Notes(a)	Ba3	7.750%	10/01/21	1,000	1,025,000
Windstream Corp., Gtd. Notes	Ba3	7.875%	11/01/17	2,900	3,139,250

					20,921,460

TOTAL CORPORATE BONDS (cost $1,142,581,931)					1,116,731,568

				Shares
COMMON STOCK — 0.1%
Automotive
General Motors Co.* (cost $1,177,926)				30,435	616,917

PREFERRED STOCKS — 0.4%
Automotive — 0.2%
General Motors Co., Series B, CVT, 4.750%				60,000	2,055,000

Banking — 0.2%
Citigroup Capital XIII, 7.875%				106,400	2,772,784

Property & Casualty Insurance
XL Group Ltd., Series D, 3.687%				750	521,484

TOTAL PREFERRED STOCKS (cost $6,268,026)					5,349,268

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

WARRANTS*	Units	Value (Note 2)

Gas Pipelines
SemGroup Corp. (Class A Stock), expiring 11/30/14	6,958	$18,520

Paper
Smurfit Kappa Funding PLC, 144A, expiring 10/01/13	900	28,237

TOTAL WARRANTS (cost $0)		46,757

TOTAL LONG-TERM INVESTMENTS (cost $1,231,341,311)		1,199,630,302

	Shares
SHORT-TERM INVESTMENT — 34.2%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $458,023,896; includes $350,158,552 of cashcollateral for securities on loan)(b)(w)(Note 4)	458,023,896	458,023,896

TOTAL INVESTMENTS — 123.9% (cost $1,689,365,207)		1,657,654,198
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (23.9)%.		(319,968,052)

NET ASSETS — 100.0%		$1,337,686,146

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $342,281,865; cash collateral of $350,158,552 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Credit default swap agreements outstanding at December 31, 2011:

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(1):
Dow Jones CDX HY-17 V1 Index	12/20/16	$34,300	5.000%	$(2,349,295)	$(4,107,408)	$1,758,113	Barclays Bank PLC
Dow Jones CDX HY-17 V1 Index	12/20/16	4,900	5.000%	(335,614)	(466,722)	131,108	Barclays Bank PLC
Dow Jones CDX HY-17 V1 Index	12/20/16	4,900	5.000%	(335,614)	(256,401)	(79,213)	Citigroup, Inc.
Dow Jones CDX HY-17 V1 Index	12/20/16	1,960	5.000%	(134,245)	(178,069)	43,824	Barclays Bank PLC
Dow Jones CDX HY-17 V3 Index	12/20/16	14,700	5.000%	(1,005,725)	(1,019,037)	13,312	Morgan Stanley

				$(4,160,493)	$(6,027,637)	$1,867,144

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stock	$616,917	$—	$—
Preferred Stocks	5,349,268	—	—
Warrants	28,237	18,520	—
Bank Loans	—	75,073,076	—
Commercial Mortgage-Backed Security	—	1,812,716	—
Corporate Bonds	—	1,116,697,537	34,031
Affiliated Money Market Mutual Fund	458,023,896	—	—
Other Financial Instruments*
Credit Default Swaps	—	1,867,144	—

Total	$464,018,318	$1,195,468,993	$34,031

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (26.2% represents investments purchased with collateral from securities on loan)	34.2%
Technology	8.5
Media – Non Cable	6.0
Healthcare	5.7
Independent Energy	5.3
Gaming	4.9
Media – Cable	4.9
Metals & Mining	4.9
Electric	4.1
Non Captive – Diversified	4.1
Wireless	3.3
Chemicals	3.0
Packaging	3.0
Food & Beverage	2.2
Retailers	2.2
Automotive	1.9
Paper	1.7
Wirelines	1.7
Entertainment	1.5
Pharmaceuticals	1.5
Aerospace/Defense	1.4
Construction Machinery	1.3
Other Industrials	1.3

Consumer Services	1.2%
Diversified Manufacturing	1.2
Transportation Services	1.2
Banking	1.1
Building Materials	1.0
Supermarkets	1.0
Gas Pipelines	0.9
Oil & Field Services	0.9
Restaurants	0.9
Real Estate Investment Trusts	0.8
Consumer Products	0.7
Lodging	0.7
Non Captive – Consumer	0.6
Home Construction	0.5
Other Financial Institutions	0.5
Property & Casualty Insurance	0.5
Airlines	0.4
Life Insurance	0.3
Gas Distributors	0.2
Railroads	0.2
Refining	0.2
Commercial Mortgage-Backed Security	0.1
Textile	0.1
Tobacco	0.1

123.9
Liabilities in excess of other assets	(23.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$1,946,357	Unrealized depreciation on swap agreements	$79,213
Credit contracts	—	—	Premiums received for swap agreements	6,027,637
Equity contracts	Unaffiliated investments	46,757	—	—

Total		$1,993,114		$6,106,850

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$(2,115,854)	$(2,115,854)
Equity contracts	7	—	7

Total	$7	$(2,115,854)	$(2,115,847)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$(335,624)	$(335,624)
Equity contracts	7,119	—	7,119

Total	$7,119	$(335,624)	$(328,505)

For the year ended December 31, 2011, the Portfolio’s average notional amount for credit default swap agreements - buy protection was $19,152,000 and for credit default swap agreements - sell protection was $18,000,000.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loanof $342,281,865:
Unaffiliated investments (cost $1,231,341,311)	$1,199,630,302
Affiliated investments (cost $458,023,896)	458,023,896
Cash	2,415,917
Deposit with broker	3,062,769
Dividends and interest receivable	23,845,978
Receivable for investments sold	21,113,487
Receivable for fund share sold	4,466,660
Unrealized appreciation on swap agreements	1,946,357
Prepaid expenses	13,455

Total Assets	1,714,518,821

LIABILITIES:
Payable to broker for collateral for securities onloan	350,158,552
Payable for investments purchased	20,075,258
Premiums received for swap agreements	6,027,637
Advisory fees payable	354,754
Accrued expenses and other liabilities	125,283
Unrealized depreciation on swap agreements	79,213
Shareholder servicing fees payable	10,778
Payable for fund share repurchased	692
Affiliated transfer agent fee payable	508

Total Liabilities	376,832,675

NET ASSETS	$1,337,686,146

Net assets were comprised of:
Paid-in capital	$1,416,685,758
Retained earnings	(78,999,612)

Net assets, December 31, 2011	$1,337,686,146

Net asset value and redemption price per share, $1,337,686,146 / 185,610,598 outstanding sharesof beneficial interest	$7.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income.	$100,497,773
Affiliated income from securities lending, net	624,965
Unaffiliated dividend income	370,464
Affiliated dividend income	175,541

101,668,743

EXPENSES
Advisory fees	10,073,237
Shareholder servicing fees and expenses	1,343,098
Custodian and accounting fees	297,000
Audit fees	36,000
Trustees’ fees	23,000
Insurance expenses	14,000
Legal fees and expenses	14,000
Shareholders’ reports	11,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Loan interest expense (Note 7)	5,939
Miscellaneous	13,638

Total expenses	11,850,912
Less: shareholder servicing fee waiver	(259,805)

Net expenses	11,591,107

NET INVESTMENT INCOME	90,077,636

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	23,344,200
Swap agreements transactions	(2,115,854)

21,228,346

Net change in unrealized appreciation (depreciation) on:
Investments	(67,573,215)
Swap agreements	(335,624)

(67,908,839)

NET LOSS ON INVESTMENTS	(46,680,493)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,397,143

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$90,077,636	$78,742,825
Net realized gain on investment transactions	21,228,346	85,434,501
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(67,908,839)	(16,974,396)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	43,397,143	147,202,930

DISTRIBUTIONS	(78,636,467)	(48,236,262)

FUND SHARE TRANSACTIONS:
Fund share sold [126,668,118 and 134,420,670 shares, respectively]	913,806,076	951,442,654
Fund share issued in reinvestment of distributions [10,772,119 and 7,210,204 shares, respectively]	78,636,467	48,236,262
Fund share repurchased [138,073,580 and 86,193,628 shares, respectively]	(1,004,015,673)	(611,943,783)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(11,573,130)	387,735,133

TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,812,454)	486,701,801
NET ASSETS:
Beginning of year	1,384,498,600	897,796,799

End of year	$1,337,686,146	$1,384,498,600

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 95.0%
COMMON STOCKS	Shares	Value (Note 2)

Argentina — 1.4%
Arcos Dorados Holdings, Inc. (Class A Stock)	643,836	$13,217,953
MercadoLibre, Inc.	225,696	17,951,860

		31,169,813

Belgium — 1.5%
Anheuser-Busch InBev NV	562,376	34,431,109

Brazil — 3.1%
BR Malls Participacoes SA	1,760,971	17,106,980
OGX Petroleo e Gas Participacoes SA*	4,182,000	30,536,840
Petroleo Brasileiro SA	1,785,208	22,013,019

		69,656,839

Canada — 3.8%
Brookfield Asset Management, Inc. (Class A Stock)	622,039	17,093,632
Canadian National Railway Co.	432,908	34,009,252
Imax Corp.*(a)	440,950	8,082,613
Pacific Rubiales Energy Corp.	653,412	12,013,160
Potash Corp. of Saskatchewan, Inc.	333,998	13,787,437

		84,986,094

Cayman Islands — 1.3%
Baidu, Inc., ADR*	254,663	29,660,600

Chile — 0.3%
Banco Santander Chile, ADR	104,298	7,895,359

China — 0.4%
Industrial & Commercial Bank of China Ltd. (Class H Stock)	16,495,000	9,790,893

Denmark — 2.9%
Novo Nordisk A/S (Class B Stock)	435,083	49,998,220
Novozymes A/S (Class B Stock)	467,191	14,422,538

		64,420,758

France — 6.0%
Arkema SA	125,984	8,919,077
BNP Paribas SA	655,170	25,735,339
Cie de Saint-Gobain	271,190	10,412,025
Cie Generale des Etablissements Michelin (Class B Stock)	162,430	9,602,006
Cie Generale d’Optique Essilor International SA	216,539	15,287,908
Dassault Systemes SA	177,689	14,242,257
Pernod-Ricard SA	146,173	13,556,924
Publicis Groupe SA	289,712	13,327,914
Schneider Electric SA	420,052	22,115,726

		133,199,176

Germany — 6.9%
Adidas AG	296,811	19,307,216
Bayer AG	433,834	27,737,526
Bayerische Motoren Werke AG	636,503	42,639,482
Brenntag AG	94,236	8,775,358
Fresenius Medical Care AG & Co. KGaA	278,386	18,915,764
Infineon Technologies AG	1,640,604	12,349,386
SAP AG	478,904	25,319,651

		155,044,383

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong — 5.3%
ASM Pacific Technology Ltd.	1,360,900	$15,270,831
Belle International Holdings Ltd.	9,518,000	16,593,325
China Unicom Hong Kong Ltd.	16,168,000	34,015,543
CNOOC Ltd.	7,434,100	12,998,619
Hang Lung Properties Ltd.	6,318,000	17,977,983
Li & Fung Ltd.	11,574,000	21,429,470

		118,285,771

India — 0.6%
ICICI Bank Ltd., ADR(a)	468,930	12,393,820

Indonesia — 0.6%
Bank Rakyat Indonesia Persero Tbk PT	17,070,200	12,707,345

Ireland — 3.5%
Accenture PLC (Class A Stock)(a)	483,936	25,759,913
Experian PLC	1,878,023	25,534,370
Shire PLC	770,664	26,844,940

		78,139,223

Israel — 1.1%
Check Point Software Technologies Ltd.*(a)	463,016	24,326,861

Italy — 0.2%
Prada SpA*	973,200	4,404,499

Japan — 8.2%
Canon, Inc.	447,500	19,825,581
Daito Trust Construction Co. Ltd.	90,200	7,734,442
FANUC Corp.	179,300	27,441,263
Fast Retailing Co. Ltd.	101,600	18,479,927
Honda Motor Co. Ltd.	632,400	19,291,610
Hoya Corp.	617,400	13,299,327
Marubeni Corp.	2,155,000	13,131,025
ORIX Corp.	203,240	16,793,639
Rakuten, Inc.*	10,330	11,112,433
Softbank Corp.	351,700	10,358,632
Sumitomo Realty & Development Co. Ltd.	751,000	13,152,501
Yamada Denki Co. Ltd.	191,440	13,032,943

		183,653,323

Luxembourg — 1.5%
Millicom International Cellular SA, SDR	328,525	32,914,319

Mexico — 0.6%
Wal-Mart de Mexico SAB de CV (Class V Stock)	4,818,700	13,225,380

Netherlands — 4.6%
ASML Holding NV	1,274,447	53,565,866
Sensata Technologies Holding NV*	858,857	22,570,762
Unilever NV, CVA	576,875	19,837,661
Yandex NV*(a)	330,662	6,514,041

		102,488,330

Peru — 0.7%
Credicorp Ltd.	140,302	15,358,860

Singapore — 0.6%
CapitaMalls Asia Ltd.	2,536,000	2,209,383
Jardine Cycle & Carriage Ltd.	314,000	11,649,266

		13,858,649

South Africa — 0.4%
Truworths International Ltd.	983,498	8,997,321

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea — 2.1%
Samsung Electronics Co. Ltd.	50,632	$46,500,570

Spain — 1.0%
Inditex SA	277,197	22,702,422

Sweden — 1.4%
Atlas Copco AB (Class A Stock)	753,896	16,212,699
Hennes & Mauritz AB (Class B Stock)	451,103	14,505,720

		30,718,419

Switzerland — 10.8%
Compagnie Financiere Richemont SA (Class A Stock)	256,913	12,994,716
Glencore International PLC(a)	2,645,119	16,102,725
Julius Baer Group Ltd.*	1,213,698	47,472,867
Kuehne & Nagel International AG	71,901	8,075,754
Nestle SA	455,788	26,203,079
Partners Group Holding AG	77,467	13,517,344
Roche Holding AG	227,749	38,600,703
Sika AG*	2,445	4,607,314
Swatch Group AG (The)	72,126	26,990,620
Syngenta AG*	67,452	19,748,004
Xstrata PLC	1,834,222	27,858,571

		242,171,697

Taiwan — 1.7%
Taiwan Semiconductor Manufacturing Co.
Ltd., ADR	3,036,614	39,202,687

United Kingdom — 20.0%
AMEC PLC	815,936	11,499,284
ARM Holdings PLC	2,235,703	20,554,357
Babcock International Group PLC	1,068,192	12,201,131
Berkeley Group Holdings PLC*	512,429	10,154,358
BG Group PLC	733,057	15,670,471
BHP Billiton PLC	817,813	23,845,259
British American Tobacco PLC	516,719	24,519,116
British Sky Broadcasting Group PLC	2,889,972	32,875,272
Burberry Group PLC	627,831	11,553,916
Centrica PLC	3,426,139	15,392,937
Compass Group PLC	2,313,245	21,949,818
Johnson Matthey PLC	568,116	16,198,611
Next PLC	221,938	9,433,537
Pearson PLC	1,050,975	19,749,033
Petrofac Ltd.	820,178	18,354,400
Prudential PLC	2,633,086	26,109,228
Reed Elsevier PLC	1,603,846	12,927,011
Rolls-Royce Holdings PLC (Class C Stock)*	252,101,712	391,511
Rolls-Royce Holdings PLC*	3,247,692	37,650,672
SSE PLC	908,642	18,217,431
Standard Chartered PLC	2,449,469	53,598,301
Tullow Oil PLC	1,610,047	35,055,378

		447,901,032

United States — 2.5%
Citigroup, Inc	729,403	19,190,593
Las Vegas Sands Corp.*	296,772	12,681,068
Wynn Resorts Ltd.(a)	217,538	24,035,774

		55,907,435

	Shares	Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $2,224,078,963)		$2,126,112,987

SHORT-TERM INVESTMENT — 10.7%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $239,597,408; includes $66,473,583 of cash collateral for securities on loan)(b)(w)(Note 4)	239,597,408	239,597,408

TOTAL INVESTMENTS — 105.7% (cost $2,463,676,371)		2,365,710,395
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (5.7)%		(128,513,562)

NET ASSETS — 100.0%		$2,237,196,833

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depository Receipt
CVA	Certificate Van Aandelen (Bearer)
SDR	Special Drawing Rights
JPY	Japanese Yen

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $64,573,552; cash collateral of $66,473,583 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Japanese Yen,
Expiring 03/22/12	Bank of New York Mellon	JPY 258,838	$3,366,473	$3,368,093	$1,620
Expiring 03/22/12	Bank of New York Mellon	JPY 248,576	3,186,463	3,234,559	48,096

			$6,552,936	$6,602,652	$49,716

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Japanese Yen, Expiring 03/22/12	Bank of New York Mellon	JPY 2,051,035	$26,417,587	$26,688,800	$(271,213)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$31,169,813	$—	$—
Belgium	34,431,109	—	—
Brazil	69,656,839	—	—
Canada	84,986,094	—	—
Cayman Islands	29,660,600	—	—
Chile	7,895,359	—	—
China	9,790,893	—	—
Denmark	64,420,758	—	—
France	133,199,176	—	—
Germany	155,044,383	—	—
Hong Kong	118,285,771	—	—
India	12,393,820	—	—
Indonesia	12,707,345	—	—
Ireland	78,139,223	—	—
Israel	24,326,861	—	—
Italy	4,404,499	—	—
Japan	183,653,323	—	—
Luxembourg	32,914,319	—	—
Mexico	13,225,380	—	—
Netherlands	102,488,330	—	—
Peru	15,358,860	—	—
Singapore	13,858,649	—	—
South Africa	8,997,321	—	—
South Korea	46,500,570	—	—
Spain	22,702,422	—	—
Sweden	30,718,419	—	—
Switzerland	242,171,697	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Level 1	Level 2	Level 3
Taiwan	$39,202,687	$—	$—
United Kingdom	447,509,521	—	391,511
United States	55,907,435	—	—
Affiliated Money Market Mutual Fund	239,597,408	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(221,497)	—

Total	$2,365,318,884	$(221,497)	$391,511

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (3.0% represents investments purchased with collateral from securities on loan)	10.7%
Banks	9.1
Semiconductors	8.4
Oil, Gas & Consumable Fuels	7.8
Retail & Merchandising	7.0
Pharmaceuticals	5.2
Chemicals	4.2
Telecommunications	3.4
Real Estate Operation & Development	3.4
Foods	3.0
Metals & Mining	3.0
Internet	2.9
Software	2.9
Automobile Manufacturers	2.8
Beverages	2.1
Distribution/Wholesale	2.1
Machinery	1.9
Transportation	1.9
Aerospace & Defense	1.7
Apparel & Textile	1.6
Cable Television	1.5

Media	1.5%
Electronic Components	1.4
Diversified Financial Services	1.3
Insurance	1.2
Computer Services & Software	1.1
Commercial Services	1.1
Agriculture	1.1
Entertainment & Leisure	1.1
Building & Construction	1.0
Electrical Equipment	1.0
Office Equipment	0.9
Healthcare Services	0.8
Electric	0.8
Healthcare Products	0.7
Building Materials	0.7
Biotechnology	0.6
Advertising	0.6
Electronics	0.6
Restaurants	0.6
Hotels, Restaurants & Leisure	0.6
Auto Parts & Equipment	0.4

105.7
Liabilities in excess of other assets	(5.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$49,716	Unrealized depreciation on foreign currency forward contracts	$271,213

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(2,127,194)	$(2,127,194)
Equity contracts	520,674	—	520,674

Total	$520,674	$(2,127,194)	$(1,606,520)

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(221,643)

For the year ended December 31, 2011, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $41,099,399 and the average value at settlement date receivable for foreign currency exchange sale contracts was $175,304,641.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $64,573,552:
Unaffiliated investments (cost $2,224,078,963)	$2,126,112,987
Affiliated investments (cost $239,597,408)	239,597,408
Foreign currency, at value (cost $5,182,028)	5,164,169
Receivable for fund share sold	12,275,433
Receivable for investments sold	8,257,959
Tax reclaim receivable	4,010,817
Dividends receivable	1,275,083
Unrealized appreciation on foreign currency forward contracts	49,716
Prepaid expenses	18,049

Total Assets	2,396,761,621

LIABILITIES:
Payable for investments purchased	86,624,454
Payable to broker for collateral for securities on loan	66,473,583
Payable to custodian	5,054,032
Advisory fees payable	747,652
Accrued expenses and other liabilities	376,199
Unrealized depreciation on foreign currency forward contracts	271,213
Shareholder servicing fees payable	16,494
Affiliated transfer agent fee payable	508
Foreign withheld taxes payable	372
Payable for fund share repurchased	281

Total Liabilities	159,564,788

NET ASSETS	$2,237,196,833

Net assets were comprised of:
Paid-in capital	$2,644,921,043
Retained earnings	(407,724,210)

Net assets, December 31, 2011	$2,237,196,833

Net asset value and redemption price per share, $2,237,196,833 / 224,084,630 outstanding shares of beneficial interest	$9.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $4,963,051 foreign withholding tax)	$52,282,406
Affiliated income from securities lending, net	784,243
Affiliated dividend income	221,920

53,288,569

EXPENSES
Advisory fees	26,139,334
Shareholder servicing fees and expenses	2,613,933
Custodian and accounting fees	1,057,000
Trustees’ fees	37,000
Loan interest expense (Note 7)	29,178
Insurance expenses	27,000
Audit fees	25,000
Commitment fee on syndicated credit agreement	21,000
Legal fees and expenses	15,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Miscellaneous	40,262

Total expenses	30,026,707
Less: advisory fee waivers and/or expense reimbursement	(2,312,044)
Less: shareholder servicing fee waiver	(699,655)

Net expenses	27,015,008

NET INVESTMENT INCOME	26,273,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $48,540)	51,708,062
Foreign currency transactions	(20,233,964)

31,474,098

Net change in unrealized appreciation (depreciation) on:
Investments	(503,468,973)
Foreign currencies	(1,228,321)

(504,697,294)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(473,223,196)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(446,949,635)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$26,273,561	$16,593,477
Net realized gain on investment and foreign currency transactions	31,474,098	186,672,891
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(504,697,294)	121,177,506

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(446,949,635)	324,443,874

DISTRIBUTIONS	(16,585,072)	(7,900,291)

FUND SHARE TRANSACTIONS:
Fund share sold [140,339,230 and 107,671,288 shares, respectively]	1,503,666,630	1,091,242,747
Fund share issued in reinvestment of distributions [1,476,854 and 858,727 shares, respectively]	16,585,072	7,900,291
Fund share repurchased [158,616,512 and 79,237,333 shares, respectively]	(1,596,730,196)	(777,224,536)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(76,478,494)	321,918,502

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	217,903	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(539,795,298)	638,462,085
NET ASSETS:
Beginning of year	2,776,992,131	2,138,530,046

End of year	$2,237,196,833	$2,776,992,131

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 93.0%
COMMON STOCKS — 92.3%	Shares	Value (Note 2)

Australia — 4.5%
Bendigo and Adelaide Bank Ltd.	759,100	$6,234,541
BHP Billiton Ltd.	284,953	10,031,689
Caltex Australia Ltd.	439,000	5,284,829
Challenger Ltd.	781,100	3,299,489
Downer EDI Ltd.*	585,700	1,916,969
Emeco Holdings Ltd.	4,867,000	4,803,730
Goodman Fielder Ltd.	6,215,058	2,765,186
Metcash Ltd.	591,200	2,442,900
Mount Gibson Iron Ltd.	2,634,500	3,017,909
National Australia Bank Ltd.	400,000	9,557,026
OneSteel Ltd.	3,650,800	2,613,822
Pacific Brands Ltd.	3,053,600	1,717,769
Rio Tinto Ltd.	85,100	5,248,519
Sims Metal Management Ltd.	396,700	5,132,662
St Barbara Ltd.*	1,353,200	2,685,058
Telstra Corp. Ltd.	1,286,300	4,381,032
Westpac Banking Corp.	140,900	2,882,245

		74,015,375

Austria — 0.6%
OMV AG	185,800	5,636,643
Voestalpine AG	138,300	3,878,808

		9,515,451

Belgium — 0.6%
AGFA-Gevaert NV*	624,500	994,156
Delhaize Group SA	118,600	6,662,568
KBC Groep NV	110,200	1,387,894

		9,044,618

Bermuda — 0.3%
Yue Yuen Industrial Holdings Ltd.	1,605,000	5,073,359

Brazil — 1.2%
BM&FBOVESPA SA	1,122,450	5,897,338
Embraer SA, ADR	250,430	6,315,845
Natura Cosmeticos SA	355,800	6,916,664

		19,129,847

Canada — 2.8%
Canadian National Railway Co.	185,630	14,604,412
Canadian Natural Resources Ltd.	306,482	11,477,093
Cenovus Energy, Inc.	236,706	7,860,382
Potash Corp. of Saskatchewan, Inc.	276,010	11,393,693

		45,335,580

Cayman Islands — 0.4%
Tencent Holdings Ltd.	352,974	7,094,384

China — 1.8%
China Life Insurance Co. Ltd. (Class H Stock)	2,614,190	6,462,602
China Merchants Bank Co. Ltd. (Class H Stock)	4,816,153	9,735,740
Industrial & Commercial Bank of China Ltd. (Class H Stock)	13,070,220	7,758,056
Sinopharm Group Co. Ltd. (Class H Stock)	2,651,585	6,370,687

		30,327,085

Denmark — 1.4%
Danske Bank A/S*	90,200	1,145,698

COMMON STOCKS (continued)	Shares	Value (Note 2)

Denmark (continued)
H. Lundbeck A/S	119,600	$2,249,021
Novo Nordisk A/S (Class B Stock)	172,163	19,784,371

		23,179,090

Finland — 0.1%
Tieto Oyj	171,222	2,437,639

France — 7.9%
Air Liquide SA	120,351	14,889,474
Arkema SA	84,300	5,968,045
AXA SA	280,700	3,649,300
BNP Paribas SA	142,900	5,613,169
Ciments Francais SA	33,100	2,561,807
Credit Agricole SA	367,800	2,075,465
France Telecom SA	99,200	1,558,004
LVMH Moet Hennessy Louis Vuitton SA	122,957	17,409,559
Publicis Groupe SA	215,100	9,895,463
Renault SA	133,000	4,613,214
Sanofi	240,000	17,627,645
SCOR SE	151,400	3,538,839
Societe Generale SA	137,375	3,059,001
Total SA	312,700	15,986,087
Valeo SA	138,300	5,496,917
Vallourec SA	82,500	5,355,853
Vivendi SA	493,800	10,813,559

		130,111,401

Germany — 8.9%
Adidas AG	252,155	16,402,395
Allianz SE	194,200	18,576,745
Aurubis AG	42,600	2,271,559
BASF SE	104,500	7,288,559
Bayer AG	108,592	6,942,917
Daimler AG	113,000	4,960,797
Deutsche Bank AG	122,000	4,647,732
E.ON AG	151,400	3,266,470
Fresenius Medical Care AG & Co. KGaA	234,540	15,936,517
Hannover Rueckversicherung AG	62,800	3,115,007
Merck KGaA	45,500	4,536,161
Metro AG	60,000	2,189,866
Muenchener Rueckversicherungs- Gesellschaft AG	30,900	3,790,464
Rheinmetall AG	104,800	4,643,536
RWE AG	104,800	3,682,547
SAP AG	349,753	18,491,439
Siemens AG	151,200	14,469,330
ThyssenKrupp AG	194,700	4,466,521
Volkswagen AG	50,700	6,801,340

		146,479,902

Greece
Alpha Bank A.E.*	39,800	27,713

Hong Kong — 2.4%
Cathay Pacific Airways Ltd.	2,615,000	4,484,820
Chaoda Modern Agriculture Holdings Ltd.(g)	4,592,602	5,913
CNOOC Ltd.	7,633,691	13,347,607
First Pacific Co. Ltd.	5,038,000	5,241,295
Hong Kong Exchanges & Clearing Ltd.	799,958	12,782,271
Kingboard Chemical Holdings Ltd.	989,500	2,930,304

		38,792,210

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

India — 0.3%
Coal India Ltd.	868,872	$4,919,054

Ireland — 0.6%
Covidien PLC	224,130	10,088,091
Irish Life & Permanent Group Holdings PLC*	206,800	6,424

		10,094,515

Israel — 2.2%
Bank Hapoalim BM	811,200	2,643,690
Check Point Software Technologies Ltd.*	163,438	8,587,032
Elbit Systems Ltd., (NASDAQ GS)	400	16,260
Elbit Systems Ltd., (TASE)	110,800	4,550,039
Teva Pharmaceutical Industries Ltd.	123,100	4,955,009
Teva Pharmaceutical Industries Ltd., ADR	388,945	15,697,820

		36,449,850

Italy — 1.6%
Banco Popolare Scarl	87,100	112,729
Enel SpA	2,101,300	8,550,427
ENI SpA	542,000	11,230,725
Finmeccanica SpA	544,700	2,014,822
Fondiaria-Sai SpA*	88,800	71,256
Telecom Italia SpA	4,403,200	4,735,727

		26,715,686

Japan — 15.7%
Aoyama Trading Co. Ltd.	144,900	2,722,170
Asahi Kasei Corp.	501,000	3,020,190
Canon, Inc.	258,149	11,436,769
Circle K Sunkus Co. Ltd.	124,400	2,060,673
COMSYS Holdings Corp.	348,800	3,661,562
Dai-ichi Life Insurance Co. Ltd. (The)	5,153	5,067,976
FANUC Corp.	56,459	8,640,860
Fukuoka Financial Group, Inc.	814,000	3,415,902
Fuyo General Lease Co. Ltd.	116,500	4,004,924
Heiwa Corp.	278,000	4,800,078
Hitachi Capital Corp.	179,000	2,481,395
JX Holdings, Inc.	425,200	2,568,767
KDDI Corp.	3,201	20,585,877
Keihin Corp.	112,300	1,861,697
Keiyo Bank Ltd. (The)	756,000	3,742,185
Komatsu Ltd.	605,317	14,147,918
K’s Holdings Corp.	80,600	3,193,842
KYORIN Holdings, Inc.	178,000	3,133,559
Kyowa Exeo Corp.	426,900	4,021,080
Marubeni Corp.	1,170,000	7,129,141
Mitsubishi Corp.	139,300	2,814,233
Mitsubishi UFJ Financial Group, Inc.	5,360,710	22,774,486
Mitsui & Co. Ltd.	328,900	5,114,893
Mitsui Mining & Smelting Co. Ltd.	1,457,000	3,766,961
Mizuho Financial Group, Inc.	3,889,800	5,255,804
Morinaga Milk Industry Co. Ltd.	792,000	3,066,338
Nichii Gakkan Co.	20,500	250,091
Nichirei Corp.	506,000	2,452,098
Nippon Electric Glass Co. Ltd.	334,000	3,306,587
Nippon Shokubai Co. Ltd.	382,000	4,104,378
Nippon Telegraph & Telephone Corp.	212,600	10,868,923
Nishi-Nippon City Bank Ltd. (The)	1,487,000	4,269,547
Nissan Shatai Co. Ltd.	243,000	2,361,491
Nisshin Oillio Group Ltd. (The)	353,000	1,518,033

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
NTT DoCoMo, Inc.	4,400	$8,088,866
Sankyo Co. Ltd.	49,300	2,494,784
Sankyu, Inc.	958,000	3,621,905
Seino Holdings Co. Ltd.	615,000	4,770,105
Shimachu Co. Ltd.	203,600	4,668,754
Shizuoka Gas Co. Ltd.	383,800	2,438,329
Sumitomo Bakelite Co. Ltd.	9,930	55,604
Sumitomo Corp.	570,100	7,717,867
Sumitomo Mitsui Financial Group, Inc.	256,200	7,136,453
Toagosei Co. Ltd.	1,249,000	5,127,764
Toppan Forms Co. Ltd.	291,200	2,220,792
Toyo Suisan Kaisha Ltd.	68,000	1,647,655
Toyota Motor Corp.	416,958	13,894,989
Toyota Tsusho Corp.	206,600	3,653,145
Tsuruha Holdings, Inc.	76,000	4,250,747
Yokohama Rubber Co. Ltd. (The)	515,000	2,890,477

		258,298,664

Kazakhstan — 0.2%
Kazakhmys PLC	205,700	2,961,298

Liechtenstein
Verwaltungs-und Privat-Bank AG	2,732	241,410

Mexico — 0.7%
Wal-Mart de Mexico SAB de CV (Class V Stock)	4,409,020	12,100,974

Netherlands — 3.0%
Aegon NV*	603,554	2,422,340
ING Groep NV, CVA*	655,800	4,719,146
Koninklijke Ahold NV	562,018	7,568,494
Koninklijke DSM NV	118,700	5,507,532
Koninklijke KPN NV	784,100	9,382,003
Schlumberger Ltd.	237,989	16,257,029
Yandex NV*	203,100	4,001,070

		49,857,614

New Zealand — 0.1%
Air New Zealand Ltd.	1,857,800	1,301,497

Norway — 0.7%
DnB NOR ASA	440,200	4,309,372
Marine Harvest ASA	3,135,343	1,355,660
Statoil ASA	251,700	6,459,943

		12,124,975

Portugal
Banco Espirito Santo SA	457,600	799,534

Singapore — 0.4%
DBS Group Holdings Ltd.	421,000	3,739,193
Hong Leong Asia Ltd.	1,721,000	2,076,531

		5,815,724

South Korea — 0.8%
Hyundai Motor Co	74,609	13,794,893

Spain — 1.3%
Banco Bilbao Vizcaya Argentaria SA	286,800	2,479,550
Banco Espanol de Credito SA	327,600	1,579,383
Banco Santander SA	772,400	5,868,101
Repsol YPF SA	279,600	8,589,020
Telefonica SA	132,900	2,302,293

		20,818,347

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Sweden — 2.1%
Boliden AB	529,700	$7,735,319
Electrolux AB (Class B Stock)	300,300	4,786,787
Hennes & Mauritz AB (Class B Stock)	399,948	12,860,774
NCC AB (Class B Stock)	137,800	2,422,796
Svenska Handelsbanken AB (Class A Stock)	153,000	4,023,946
Trelleborg AB (Class B Stock)	291,312	2,529,173

		34,358,795

Switzerland — 8.2%
Baloise Holding AG	96,600	6,623,060
Clariant AG*	251,700	2,484,040
Credit Suisse Group AG*	669,800	15,737,769
Georg Fischer AG*	11,500	3,930,054
Helvetia Holding AG*	11,600	3,643,138
Julius Baer Group Ltd.*	219,486	8,585,027
Nestle SA	322,255	18,526,317
Novartis AG	533,927	30,524,731
Roche Holding AG	72,000	12,203,130
Swatch Group AG (The)	17,380	6,503,854
Swiss Life Holding AG*	52,300	4,810,731
Swiss Re Ltd.*	135,700	6,915,745
UBS AG*	442,000	5,260,896
Zurich Financial Services AG*	43,800	9,908,975

		135,657,467

Taiwan — 0.3%
HTC Corp.	262,551	4,309,516

Turkey — 0.3%
Turkiye Garanti Bankasi A/S	1,784,483	5,559,577

United Kingdom — 20.9%
ARM Holdings PLC	812,319	7,468,208
AstraZeneca PLC	353,700	16,341,432
Aviva PLC	661,800	3,091,524
BAE Systems PLC	2,203,100	9,754,376
Barclays PLC	1,409,200	3,852,802
Beazley PLC	1,403,454	2,927,132
Berendsen PLC	243,100	1,643,016
BG Group PLC	753,266	16,102,476
BP PLC	2,297,500	16,430,593
British American Tobacco PLC	392,065	18,604,091
BT Group PLC	3,634,200	10,774,146
Cable & Wireless Communications PLC	7,625,800	4,523,940
Carnival PLC	370,419	12,229,948
Cookson Group PLC	476,600	3,767,384
Dairy Crest Group PLC	336,900	1,757,957
Debenhams PLC	3,293,494	2,994,690
Drax Group PLC	268,100	2,269,141
DS Smith PLC	1,011,800	3,111,200
GlaxoSmithKline PLC	203,800	4,657,282
Go-Ahead Group PLC	148,200	3,178,410
Home Retail Group PLC	2,727,000	3,531,988
Intermediate Capital Group PLC	1,047,700	3,722,726
J Sainsbury PLC	1,722,500	8,102,641
Kesa Electricals PLC	1,314,300	1,373,655
Kingfisher PLC	3,270,546	12,733,350
Legal & General Group PLC	1,276,700	2,038,215
Logica PLC	2,372,600	2,273,410
Marks & Spencer Group PLC	1,768,200	8,540,039
Marston’s PLC	836,690	1,192,171

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Micro Focus International PLC	621,200	$3,725,734
Mondi PLC	948,600	6,702,898
Old Mutual PLC	2,419,500	5,091,351
Pace PLC	1,536,215	1,717,721
Pearson PLC	494,960	9,300,870
Premier Foods PLC*	854,149	77,069
Reckitt Benckiser Group PLC	322,866	15,944,743
Rolls-Royce Holdings PLC*	741,890	8,600,772
Rolls-Royce Holdings PLC, (Class C Stock)*(g)	38,632,410	59,996
Royal Dutch Shell PLC (Class B Stock)	777,800	29,642,210
RSA Insurance Group PLC	1,360,800	2,223,198
SABMiller PLC	244,346	8,600,606
Standard Chartered PLC	788,819	17,260,622
Tesco PLC	2,700,326	16,918,973
Thomas Cook Group PLC	1,173,400	268,786
Tullett Prebon PLC	429,200	1,799,665
Vodafone Group PLC	6,884,750	19,127,870
WM Morrison Supermarkets PLC	1,680,000	8,510,622

		344,561,649

TOTAL COMMON STOCKS (cost $1,693,627,329)		1,521,304,693

PREFERRED STOCK — 0.7%
Germany
Volkswagen AG (PRFC) (cost $9,097,846)	79,722	11,943,081

TOTAL LONG-TERM INVESTMENTS (cost $1,702,725,175)		1,533,247,774

SHORT-TERM INVESTMENT — 6.2%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $102,288,943)(w)(Note 4)	102,288,943	102,288,943

TOTAL INVESTMENTS — 99.2% (cost $1,805,014,118)		1,635,536,717
OTHER ASSETS IN EXCESS OF LIABILITIES(X) — 0.8%		12,949,575

NET ASSETS — 100.0%		$1,648,486,292

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
NASDAQ GS	National Association for Securities Dealers Global Markets, U.S.
PRFC	Preference Shares
TASE	Tel Aviv Stock Exchange
EUR	Euro
*	Non-income producing security.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 01/23/12	State Street Bank	EUR 19,877	$25,973,303	$25,730,503	$242,800
Expiring 05/09/12	State Street Bank	EUR 31,905	43,804,610	41,355,003	2,449,607

			$69,777,913	$67,085,506	$2,692,407

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$74,015,375	$—	$—
Austria	9,515,451	—	—
Belgium	9,044,618	—	—
Bermuda	5,073,359	—	—
Brazil	19,129,847	—	—
Canada	45,335,580	—	—
Cayman Islands	7,094,384	—	—
China	30,327,085	—	—
Denmark	23,179,090	—	—
Finland	2,437,639	—	—
France	130,111,401	—	—
Germany	146,479,902	—	—
Greece	27,713	—	—
Hong Kong	38,786,297	—	5,913
India	4,919,054	—	—
Ireland	10,094,515	—	—
Israel	36,449,850	—	—
Italy	26,715,686	—	—
Japan	258,298,664	—	—
Kazakhstan	2,961,298	—	—
Liechtenstein	241,410	—	—
Mexico	12,100,974	—	—
Netherlands	49,857,614	—	—
New Zealand	1,301,497	—	—
Norway	12,124,975	—	—
Portugal	799,534	—	—
Singapore	5,815,724	—	—
South Korea	13,794,893	—	—
Spain	20,818,347	—	—
Sweden	34,358,795	—	—
Switzerland	135,657,467	—	—
Taiwan	4,309,516	—	—
Turkey	5,559,577	—	—
United Kingdom	344,501,653	59,996	—
Preferred Stock — Germany	11,943,081	—	—
Affiliated Money Market Mutual Fund	102,288,943	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	2,692,407	—

Total	$1,635,470,808	$2,752,403	$5,913

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2011 were as follows:

Banks	10.6%
Oil & Gas	10.1
Pharmaceuticals	8.4
Affiliated Money Market Mutual Fund	6.2
Insurance	6.0
Telecommunications	5.6
Food	5.0
Retail	4.7
Chemicals	4.1
Auto Manufacturers	3.5
Diversified Financial Services	2.1
Mining	2.0
Aerospace/Defense	1.9
Software	1.9
Distribution/Wholesale	1.6
Transportation	1.6
Holding Companies – Diversified	1.4
Apparel	1.3
Media	1.2
Agriculture	1.1
Household Products/ Wares	1.1
Miscellaneous Manufacturing	1.0
Healthcare – Services	1.0
Electric	0.9
Machinery – Construction & Mining	0.9
Iron/Steel	0.8
Metal Fabricate/Hardware	0.8
Hotels, Restaurants & Leisure	0.8
Engineering & Construction	0.7

Office Equipment	0.7%
Internet	0.7
Auto Parts & Equipment	0.6
Healthcare Products	0.6
Advertising	0.6
Forest & Paper Products	0.6
Beverages	0.6
Computers	0.5
Machinery & Equipment	0.5
Industrial Conglomerates	0.5
Financial – Bank & Trust	0.5
Semiconductors	0.5
Entertainment	0.4
Cosmetics/Personal Care	0.4
Home Furnishings	0.4
Airlines	0.3
Coal	0.3
Trading Companies & Distributors	0.3
Building Materials	0.3
Telecommunication Services	0.3
Commercial Services	0.2
Machinery	0.2
Electronics	0.2
Food Products	0.2
Electronic Components & Equipment	0.2
Gas	0.1
Independent Power Producers & Energy Traders	0.1
Healthcare Technology	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$2,692,407	—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(1,572,569)	$(1,572,569)
Equity contracts	(1,014,158)	—	(1,014,158)

Total	$(1,014,158)	$(1,572,569)	$(2,586,727)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$4,914,368

For the year ended December 31, 2011, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $9,094,533 and the average value at settlement date receivable for foreign currency exchange sale contracts was $54,216,130.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,702,725,175)	$1,533,247,774
Affiliated investments (cost $102,288,943)	102,288,943
Cash	44,258
Foreign currency, at value (cost $5,146,516)	5,184,838
Receivable for fund share sold	7,741,705
Tax reclaim receivable	4,474,053
Unrealized appreciation on foreign currency forward contracts	2,692,407
Dividends receivable	2,283,239
Receivable for investments sold	283,428
Prepaid expenses	13,720

Total Assets	1,658,254,365

LIABILITIES:
Payable for investments purchased	8,854,183
Advisory fees payable	578,122
Accrued expenses and other liabilities	258,117
Foreign capital gains tax liability	44,377
Payable for fund share repurchased	20,135
Shareholder servicing fees payable	12,631
Affiliated transfer agent fee payable	508

Total Liabilities	9,768,073

NET ASSETS	$1,648,486,292

Net assets were comprised of:
Paid-in capital	$1,941,671,210
Retained earnings	(293,184,918)

Net assets, December 31, 2011	$1,648,486,292

Net asset value and redemption price per share, $1,648,486,292 / 121,736,931 outstanding shares of beneficial interest	$13.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,417,895 foreign withholding tax)	$69,384,666
Affiliated dividend income	92,341

69,477,007

EXPENSES
Advisory fees	20,041,625
Shareholder servicing fees and expenses	2,004,163
Custodian and accounting fees	689,000
Loan interest expense (Note 7)	51,928
Trustees’ fees	30,000
Audit fees	25,000
Commitment fee on syndicated credit agreement	23,000
Insurance expenses	20,000
Legal fees and expenses.	13,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	9,000
Miscellaneous	41,207

Total expenses	22,957,923
Less: shareholder servicing fee waiver	(486,558)

Net expenses	22,471,365

NET INVESTMENT INCOME	47,005,642

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions (net of foreign capital gains taxes $44,340)	(1,799,430)
Foreign currency transactions	(1,790,170)

(3,589,600)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $37)	(361,142,086)
Foreign currencies	4,238,430

(356,903,656)

NET LOSS ON INVESTMENTS	(360,493,256)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(313,487,614)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,005,642	$27,144,542
Net realized gain (loss) on investment and foreign currency transactions	(3,589,600)	7,841,410
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(356,903,656)	156,589,332

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(313,487,614)	191,575,284

DISTRIBUTIONS	(27,137,785)	(13,369,809)

FUND SHARE TRANSACTIONS:
Fund share sold [75,807,442 and 66,666,060 shares, respectively]	1,132,454,408	945,501,459
Fund share issued in reinvestment of distributions [1,704,635 and 1,034,015 shares, respectively]	27,137,785	13,369,809
Fund share repurchased [93,960,951 and 40,904,302 shares, respectively]	(1,336,603,013)	(558,131,559)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(177,010,820)	400,739,709

TOTAL INCREASE (DECREASE) IN NET ASSETS	(517,636,219)	578,945,184
NET ASSETS:
Beginning of year	2,166,122,511	1,587,177,327

End of year	$1,648,486,292	$2,166,122,511

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS — 93.7%	Shares	Value (Note 2)

Australia — 3.0%
BHP Billiton Ltd.	180,999	$6,372,018
Rio Tinto Ltd.	33,763	2,082,324

		8,454,342

Belgium — 1.6%
Anheuser-Busch InBev NV.	71,770	4,394,072

Canada
Nortel Networks Corp.*	2,492	41

Cayman Islands — 0.5%
Belle International Holdings Ltd.	763,000	1,330,186

China — 2.5%
China Construction Bank Corp. (Class H Stock)	3,815,000	2,662,336
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,165,145	2,472,294
Sands China Ltd.*	664,800	1,878,861

		7,013,491

France — 13.1%
Accor SA	62,336	1,580,082
AXA SA	207,233	2,694,177
BNP Paribas SA	62,873	2,469,676
Imerys SA	30,402	1,400,385
Lafarge SA	59,534	2,092,724
LVMH Moet Hennessy Louis Vuitton SA	24,520	3,471,802
Pernod-Ricard SA	30,982	2,873,449
PPR	18,532	2,653,939
Sanofi	54,383	3,994,351
Schneider Electric SA	53,516	2,817,616
Societe Generale SA	65,975	1,469,100
Technip SA	28,000	2,631,670
Total SA	127,741	6,530,472

		36,679,443

Germany — 6.4%
Bayer AG	55,660	3,558,667
Fresenius Medical Care AG & Co. KGaA	39,630	2,692,778
Linde AG	16,140	2,401,208
SAP AG	75,306	3,981,428
Siemens AG	37,292	3,568,719
Symrise AG	58,935	1,572,820

		17,775,620

Hong Kong — 1.7%
CNOOC Ltd.	1,311,000	2,292,300
Hang Lung Properties Ltd.	832,000	2,367,471

		4,659,771

Israel — 1.0%
Teva Pharmaceutical Industries Ltd., ADR	69,890	2,820,760

Italy — 0.4%
Intesa Sanpaolo SpA	741,395	1,241,655

Japan — 15.7%
Canon, Inc.	87,750	3,887,586
Daikin Industries Ltd.	65,400	1,791,129
East Japan Railway Co.	29,800	1,897,103
FANUC Corp.	19,300	2,953,800
Honda Motor Co. Ltd.	121,700	3,712,506

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Japan Tobacco, Inc.	630	$2,962,973
Komatsu Ltd.	135,500	3,167,007
Kubota Corp.	336,000	2,815,642
Mitsubishi Corp.	150,900	3,048,584
Murata Manufacturing Co. Ltd.	33,600	1,726,491
Nidec Corp.	25,400	2,207,691
Omron Corp.	82,700	1,662,166
Shin-Etsu Chemical Co. Ltd.	54,000	2,658,958
SMC Corp.	15,123	2,440,271
Sumitomo Corp.	197,200	2,669,643
Toyota Motor Corp.	96,100	3,202,501
Yahoo! Japan Corp.	3,345	1,077,336

		43,881,387

Mexico — 0.6%
America Movil SAB de CV (Class L Stock), ADR	69,400	1,568,440

Netherlands — 0.9%
ING Groep NV, CVA*	348,597	2,508,509

South Korea — 1.0%
Samsung Electronics Co. Ltd., GDR	6,090	2,796,537

Spain — 1.4%
Banco Bilbao Vizcaya Argentaria SA	250,763	2,167,989
Inditex SA	20,060	1,642,913

		3,810,902

Sweden — 1.1%
Atlas Copco AB (Class A Stock)	147,040	3,162,128

Switzerland — 10.7%
ABB Ltd.*	156,497	2,945,669
Credit Suisse Group AG*	110,870	2,605,026
Holcim Ltd.*	35,294	1,888,133
Nestle SA	119,682	6,880,473
Novartis AG	82,502	4,716,659
Roche Holding AG	27,640	4,684,646
SGS SA	1,363	2,256,430
Zurich Financial Services AG*	16,795	3,799,571

		29,776,607

Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	232,624	3,003,176

United Kingdom — 31.0%
Barclays PLC	856,040	2,340,444
BG Group PLC	299,396	6,400,152
British American Tobacco PLC	100,927	4,789,142
Burberry Group PLC	132,166	2,432,239
Centrica PLC	564,594	2,536,605
GlaxoSmithKline PLC	224,132	5,121,913
HSBC Holdings PLC	703,791	5,346,441
ICAP PLC	300,866	1,620,860
Imperial Tobacco Group PLC	83,290	3,149,633
Man Group PLC	593,709	1,158,983
Marks & Spencer Group PLC	378,990	1,830,443
Meggitt PLC	376,790	2,064,410
Prudential PLC	386,352	3,831,000
Rio Tinto PLC	71,466	3,468,307
Royal Dutch Shell PLC (Class A Stock)	263,449	9,598,252
Standard Chartered PLC	296,283	6,483,146

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Tesco PLC	510,788	$3,200,357
Tullow Oil PLC	139,240	3,031,657
Unilever PLC	131,729	4,424,926
Vodafone Group PLC	2,495,450	6,933,097
WPP PLC	334,992	3,514,211
Xstrata PLC	200,418	3,043,993

		86,320,211

TOTAL COMMON STOCKS (cost $277,586,142)		261,197,278

PREFERRED STOCKS — 1.7%
Germany
Henkel AG & Co. KGaA (PRFC)	29,070	1,677,644
Volkswagen AG (PRFC)	21,525	3,224,641

TOTAL PREFERRED STOCKS (cost $4,600,409)		4,902,285

TOTAL LONG-TERM INVESTMENTS (cost $282,186,551)		266,099,563

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 4.9%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $13,560,405; includes $1,516,492 of cash collateral for securities on loan)(b)(w)(Note 4)	13,560,405	$13,560,405

TOTAL INVESTMENTS — 100.3% (cost $295,746,956)		279,659,968
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(913,689)

NET ASSETS — 100.0%		$278,746,279

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
GDR	Global Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,450,219; cash collateral of $1,516,492 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$8,454,342	$—	$—
Belgium	4,394,072	—	—
Canada	41	—	—
Cayman Islands	1,330,186	—	—
China	7,013,491	—	—
France	36,679,443	—	—
Germany	17,775,620	—	—
Hong Kong	4,659,771	—	—
Israel	2,820,760	—	—
Italy	1,241,655	—	—
Japan	43,881,387	—	—
Mexico	1,568,440	—	—
Netherlands	2,508,509	—	—
South Korea	2,796,537	—	—
Spain	3,810,902	—	—
Sweden	3,162,128	—	—
Switzerland	29,776,607	—	—
Taiwan	3,003,176	—	—
United Kingdom	86,320,211	—	—
Preferred Stocks:
Germany	4,902,285	—	—
Affiliated Money Market Mutual Fund	13,560,405	—	—

Total	$279,659,968	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Financials	16.9%
Industrials	14.3
Consumer Discretionary	12.0
Consumer Staples	11.3
Energy	10.9
Healthcare	9.9
Materials	9.7
Information Technology	6.5%
Affiliated Money Market Mutual Fund (0.5% represents investments purchased with collateral from securities on loan)	4.9
Telecommunications Service	3.0
Utilities	0.9

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $1,450,219:
Unaffiliated investments (cost $282,186,551)	$266,099,563
Affiliated investments (cost $13,560,405)	13,560,405
Foreign currency, at value (cost $220,244)	219,287
Tax reclaim receivable	1,073,288
Dividends receivable	585,659
Receivable for fund share sold	482,503
Prepaid expenses	5,010

Total Assets	282,025,715

LIABILITIES:
Payable for investments purchased	1,590,784
Payable to broker for collateral for securities on loan	1,516,492
Advisory fees payable	97,139
Accrued expenses and other liabilities	69,723
Shareholder servicing fees payable	3,458
Payable for fund share repurchased	1,332
Affiliated transfer agent fee payable	508

Total Liabilities	3,279,436

NET ASSETS	$278,746,279

Net assets were comprised of:
Paid-in capital	$308,122,487
Retained earnings	(29,376,208)

Net assets, December 31, 2011	$278,746,279

Net asset value and redemption price per share, $278,746,279 / 14,974,585 outstanding shares of beneficial interest	$18.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $917,787 foreign withholding tax)	$9,760,531
Affiliated dividend income	20,574
Affiliated income from securities lending, net	2,499

9,783,604

EXPENSES
Advisory fees	3,112,545
Shareholder servicing fees and expenses	352,947
Custodian and accounting fees	136,000
Audit fees	23,000
Trustees’ fees	14,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	9,000
Shareholders’ reports	9,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	4,000
Loan interest expense (Note 7)	1,358
Miscellaneous	18,013

Total expenses	3,694,863
Less: shareholder servicing fee waiver	(788)

Net expenses	3,694,075

NET INVESTMENT INCOME	6,089,529

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(3,041,682)
Foreign currency transactions	69,636

(2,972,046)

Net change in unrealized appreciation (depreciation) on:	(49,273,473)
Investments
Foreign currencies	(204,557)

(49,478,030)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(52,450,076)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(46,360,547)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,089,529	$4,724,416
Net realized loss on investment and foreign currency transactions	(2,972,046)	(8,487,604)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(49,478,030)	22,981,838

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,360,547)	19,218,650

DISTRIBUTIONS	(4,723,900)	(3,306,797)

FUND SHARE TRANSACTIONS:
Fund share sold [9,091,371 and 7,208,165 shares, respectively]	180,566,125	136,721,231
Fund share issued in reinvestment of distributions [225,269 and 194,517 shares, respectively]	4,723,900	3,306,797
Fund share repurchased [11,918,720 and 5,135,366 shares, respectively]	(219,840,659)	(91,445,402)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(34,550,634)	48,582,626

TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,635,081)	64,494,479
NET ASSETS:
Beginning of year	364,381,360	299,886,881

End of year	$278,746,279	$364,381,360

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 96.0%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.1%
Interpublic Group of Cos., Inc. (The)	184,500	$1,795,185

Aerospace & Defense — 4.4%
Boeing Co. (The)	249,317	18,287,402
Embraer SA (Brazil), ADR	217,200	5,477,784
General Dynamics Corp.	134,766	8,949,810
Huntington Ingalls Industries, Inc.*	42,983	1,344,508
Lockheed Martin Corp.(a)	491,878	39,792,930
Northrop Grumman Corp.	234,100	13,690,168
United Technologies Corp.	384,083	28,072,626

		115,615,228

Auto Components — 1.2%
Johnson Controls, Inc.	568,064	17,757,681
Magna International, Inc. (Canada)	396,000	13,190,760

		30,948,441

Automobiles — 0.2%
Harley-Davidson, Inc.	116,500	4,528,355

Beverages — 0.5%
PepsiCo, Inc.	202,149	13,412,586

Biotechnology — 1.1%
Amgen, Inc.(a)	437,989	28,123,274

Chemicals — 0.3%
Air Products & Chemicals, Inc.	100,401	8,553,161

Commercial Banks — 6.9%
Fifth Third Bancorp	1,505,454	19,149,375
KeyCorp	1,617,190	12,436,191
PNC Financial Services Group, Inc.	787,980	45,442,807
Regions Financial Corp.	1,501,000	6,454,300
U.S. Bancorp	552,540	14,946,207
Wells Fargo & Co.	2,973,390	81,946,628

		180,375,508

Commercial Services & Supplies — 0.5%
H&R Block, Inc.	837,200	13,671,476

Computer Services & Software — 1.2%
Accenture PLC (Ireland) (Class A Stock)	46,039	2,450,656
Oracle Corp.	1,111,818	28,518,132

		30,968,788

Computers & Peripherals — 3.5%
Apple, Inc.*	106,057	42,953,085
Hewlett-Packard Co.	1,909,452	49,187,483

		92,140,568

Consumer Finance — 0.6%
Capital One Financial Corp.	346,600	14,657,714

Diversified Financial Services — 6.8%
American Express Co.	640,138	30,195,309
Bank of America Corp.	2,867,154	15,941,376
Citigroup, Inc.	1,426,836	37,540,056
Goldman Sachs Group, Inc. (The)	127,636	11,542,123
JPMorgan Chase & Co.	2,505,322	83,301,956

		178,520,820

Diversified Manufacturing — 1.6%
General Electric Co.	2,324,710	41,635,556

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities — 4.8%
American Electric Power Co., Inc.	663,722	$27,418,356
Edison International	367,000	15,193,800
Exelon Corp.	715,800	31,044,246
PG&E Corp.	471,680	19,442,650
PPL Corp.	1,068,418	31,432,858

		124,531,910

Electronic Equipment & Instruments — 1.0%
Corning, Inc.	520,800	6,759,984
TE Connectivity Ltd. (Switzerland)	284,725	8,772,377
Thermo Fisher Scientific, Inc.*	235,840	10,605,725

		26,138,086

Financial Services — 0.6%
Ameriprise Financial, Inc.	173,283	8,601,768
State Street Corp.	205,915	8,300,434

		16,902,202

Food & Staples Retailing — 2.9%
CVS Caremark Corp.	1,100,003	44,858,122
Safeway, Inc.(a)	308,100	6,482,424
Wal-Mart Stores, Inc.	429,166	25,646,960

		76,987,506

Food Products — 2.2%
Kraft Foods, Inc. (Class A Stock)	698,348	26,090,281
Nestle SA (Switzerland)	222,555	12,794,602
Unilever NV (Netherlands)	532,325	18,296,010

		57,180,893

Gas Utilities — 0.9%
Sempra Energy	431,251	23,718,805

Healthcare Products — 0.6%
Covidien PLC (Ireland)	370,606	16,680,976

Healthcare Providers & Services — 2.1%
Humana, Inc.	114,551	10,035,813
UnitedHealth Group, Inc.	875,978	44,394,565

		54,430,378

Hotels, Restaurants & Leisure — 0.7%
Carnival Corp. (Panama)	593,042	19,356,891

Insurance — 6.5%
ACE Ltd. (Switzerland)	293,116	20,553,294
Allstate Corp. (The)	1,315,500	36,057,855
Aon Corp.(a)	410,680	19,219,824
MetLife, Inc.	1,223,728	38,155,840
Travelers Cos., Inc. (The)	198,780	11,761,813
Unum Group	417,250	8,791,457
XL Group PLC (Ireland)	1,782,531	35,240,638

		169,780,721

IT Services — 1.0%
International Business Machines Corp.	148,242	27,258,739

Machinery — 1.7%
Cummins, Inc.	153,300	13,493,466
Deere & Co.	136,585	10,564,850
PACCAR, Inc.(a)	559,700	20,971,959

		45,030,275

Media — 3.2%
Comcast Corp. (Class A Stock)	606,446	14,378,835

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Comcast Corp. (Special Class A Stock)	1,099,100	$25,894,796
Time Warner, Inc.(a)	424,128	15,327,986
Walt Disney Co. (The)	752,575	28,221,562

		83,823,179

Metals & Mining — 1.9%
BHP Billiton Ltd. (Australia), ADR(a)	269,532	19,037,045
Freeport-McMoRan Copper & Gold, Inc.	525,587	19,336,346
Peabody Energy Corp.	357,593	11,839,904

		50,213,295

Multi-Line Retail — 0.8%
J.C. Penney Co., Inc.(a)	631,600	22,200,740

Multi-Utilities — 1.9%
Public Service Enterprise Group, Inc.	1,470,213	48,531,731

Oil, Gas & Consumable Fuels — 10.9%
Anadarko Petroleum Corp.	235,840	18,001,667
Apache Corp.	101,074	9,155,283
Baker Hughes, Inc.	227,559	11,068,470
Chevron Corp.	404,297	43,017,201
ConocoPhillips	782,770	57,040,450
Exxon Mobil Corp.	444,727	37,695,060
Hess Corp.	235,880	13,397,984
Occidental Petroleum Corp.	404,297	37,882,629
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR(a)	476,200	36,195,962
Total SA (France), ADR(a)	435,400	22,253,294

		285,708,000

Pharmaceuticals — 7.7%
Eli Lilly & Co.	365,900	15,206,804
Johnson & Johnson	893,112	58,570,285
Merck & Co., Inc.	1,056,978	39,848,071
Novartis AG (Switzerland), ADR	193,300	11,050,961
Pfizer, Inc.	2,989,875	64,700,895
Sanofi (France), ADR(a)	316,500	11,564,910

		200,941,926

Professional Services — 0.3%
Manpower, Inc.	183,100	6,545,825

Real Estate Investment Trusts — 2.4%
AvalonBay Communities, Inc., REIT	165,088	21,560,493
Boston Properties, Inc.(a)	205,518	20,469,593
Simon Property Group, Inc.(a)	168,457	21,720,846

		63,750,932

Retail & Merchandising — 2.4%
Kohl’s Corp.	224,308	11,069,600
Macy’s, Inc.	269,532	8,673,540
Target Corp.	162,409	8,318,589
TJX Cos., Inc. (The)	525,587	33,926,641

		61,988,370

Software — 3.1%
CA, Inc.	1,313,419	26,550,765
Microsoft Corp.	2,123,668	55,130,421

		81,681,186

Specialty Retail — 1.2%
Gap, Inc. (The)(a)	1,313,900	24,372,845

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Home Depot, Inc. (The)	156,425	$6,576,107

		30,948,952

Telecommunications — 2.4%
AT&T, Inc.(a)	1,212,892	36,677,854
Verizon Communications, Inc.(a)	640,138	25,682,336

		62,360,190

Tobacco — 0.8%
Philip Morris International, Inc.	273,229	21,443,012

Transportation — 1.3%
Union Pacific Corp.	309,961	32,837,268

Wireless Telecommunication Services — 1.8%
Vodafone Group PLC (United Kingdom), ADR	1,726,221	48,385,975

TOTAL LONG-TERM INVESTMENTS (cost $2,476,533,854)		2,514,304,623

SHORT-TERM INVESTMENT — 10.5%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $276,415,279; includes $165,435,683 of cash collateral for securities on loan)(b)(w)(Note 4)	276,415,279	276,415,279

TOTAL INVESTMENTS — 106.5% (cost $2,752,949,133)		2,790,719,902
Liabilities in excess of other assets — (6.5)%		(170,340,528)

NET ASSETS — 100.0%		$2,620,379,374

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $160,352,882; cash collateral of $165,435,683 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,514,304,623	$—	$—
Affiliated Money Market Mutual Fund	276,415,279	—	—

Total	$2,790,719,902	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Oil, Gas & Consumable Fuels	10.9%
Affiliated Money Market Mutual Fund (6.3% represents investments purchased with collateral from securities on loan)	10.5
Pharmaceuticals	7.7
Commercial Banks	6.9
Diversified Financial Services	6.8
Insurance	6.5
Electric Utilities	4.8
Aerospace & Defense	4.4
Computers & Peripherals	3.5
Media	3.2
Software	3.1
Food & Staples Retailing	2.9
Real Estate Investment Trusts	2.4
Telecommunications	2.4
Retail & Merchandising	2.4
Food Products	2.2
Healthcare Providers & Services	2.1
Metals & Mining	1.9
Multi-Utilities	1.9
Wireless Telecommunication Services	1.8
Machinery	1.7

Diversified Manufacturing	1.6%
Transportation	1.3
Computer Services & Software	1.2
Specialty Retail	1.2
Auto Components	1.2
Biotechnology	1.1
IT Services	1.0
Electronic Equipment & Instruments	1.0
Gas Utilities	0.9
Multi-Line Retail	0.8
Tobacco	0.8
Hotels, Restaurants & Leisure	0.7
Financial Services	0.6
Healthcare Products	0.6
Consumer Finance	0.6
Commercial Services & Supplies	0.5
Beverages	0.5
Chemicals	0.3
Professional Services	0.3
Automobiles	0.2
Advertising	0.1

106.5
Liabilities in excess of other assets	(6.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $160,352,882:
Unaffiliated investments (cost $2,476,533,854)	$2,514,304,623
Affiliated investments (cost $276,415,279)	276,415,279
Dividends receivable	7,651,735
Receivable for fund share sold	5,730,882
Receivable for investments sold	1,893,696
Tax reclaim receivable	495,880
Prepaid expenses	19,177

Total Assets	2,806,511,272

LIABILITIES:
Payable to broker for collateral for securities on loan	165,435,683
Payable for investments purchased	12,205,933
Payable for fund share repurchased	7,648,924
Advisory fees payable	674,212
Accrued expenses and other liabilities	146,124
Shareholder servicing fees payable	19,309
Deferred trustees’ fees	1,205
Affiliated transfer agent fee payable	508

Total Liabilities	186,131,898

NET ASSETS	$2,620,379,374

Net assets were comprised of:
Paid-in capital	$3,285,588,454
Retained earnings	(665,209,080)

Net assets, December 31, 2011	$2,620,379,374

Net asset value and redemption price per share, $2,620,379,374 / 207,913,083 outstanding shares of beneficial interest	$12.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $742,991 foreign withholding tax)	$77,705,056
Affiliated income from securities lending, net	310,687
Affiliated dividend income	166,120

78,181,863

EXPENSES
Advisory fees	23,343,683
Shareholder servicing fees and expenses	3,112,491
Custodian and accounting fees	431,000
Loan interest expense (Note 7)	60,393
Trustees’ fees	43,000
Commitment fee on syndicated credit agreement	36,000
Insurance expenses	34,000
Audit fees	25,000
Legal fees and expenses	16,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Miscellaneous	16,373

Total expenses	27,135,940
Less: advisory fee waivers and/or expense reimbursement	(667,107)
Less: shareholder servicing fee waiver	(861,300)

Net expenses	25,607,533

NET INVESTMENT INCOME	52,574,330

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	305,444,261
Foreign currency transactions	(43,478)

305,400,783

Net change in unrealized appreciation (depreciation) on:
Investments	(534,466,394)
Futures	(73,332)
Foreign currencies	(34,955)

(534,574,681)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(229,173,898)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(176,599,568)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$52,574,330	$41,746,577
Net realized gain on investment and foreign currency transactions	305,400,783	142,615,008
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(534,574,681)	211,891,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(176,599,568)	396,253,036

DISTRIBUTIONS	(41,751,235)	(31,443,703)

FUND SHARE TRANSACTIONS:
Fund share sold [109,190,239 and 123,385,243 shares, respectively]	1,391,401,734	1,505,497,588
Fund share issued in reinvestment of distributions [3,211,633 and 2,699,030 shares, respectively]	41,751,235	31,443,703
Fund share repurchased [194,619,732 and 60,769,729 shares, respectively]	(2,458,537,597)	(714,200,326)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,025,384,628)	822,740,965

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	278,693	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,243,456,738)	1,187,550,298
NET ASSETS:
Beginning of year	3,863,836,112	2,676,285,814

End of year	$2,620,379,374	$3,863,836,112

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS — 96.6%	Shares	Value (Note 2)

Apparel — 5.4%
Coach, Inc.	657,701	$40,146,069
Deckers Outdoor Corp.*(a)	105,208	7,950,569
NIKE, Inc. (Class B Stock)	824,943	79,499,757

		127,596,395

Banks — 2.8%
U.S. Bancorp	1,603,755	43,381,573
Wells Fargo & Co.	852,850	23,504,546

		66,886,119

Biotechnology — 2.5%
Biogen Idec, Inc.*	532,971	58,653,459

Chemicals — 8.9%
Dow Chemical Co. (The)	924,749	26,595,781
Monsanto Co.	1,122,833	78,676,908
PPG Industries, Inc.	275,843	23,030,132
Praxair, Inc.(a)	775,006	82,848,141

		211,150,962

Commercial Services — 3.4%
Sotheby’s	128,030	3,652,696
Visa, Inc. (Class A Stock)(a)	768,273	78,002,758

		81,655,454

Computers — 6.4%
Accenture PLC (Ireland) (Class A Stock)	995,761	53,004,358
Apple, Inc.*	235,263	95,281,515
Cognizant Technology Solutions Corp. (Class A Stock)*	51,247	3,295,695

		151,581,568

Cosmetics/Personal Care — 2.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	444,725	49,951,512

Diversified Machinery — 2.4%
Cummins, Inc.	349,090	30,726,902
Rockwell Automation, Inc.(a)	347,691	25,510,089

		56,236,991

Diversified Manufacturing — 3.4%
Danaher Corp	924,463	43,486,740
Eaton Corp.(a)	864,437	37,628,943

		81,115,683

Entertainment & Leisure — 2.7%
Wynn Resorts Ltd	585,258	64,665,156

Internet — 8.9%
Baidu, Inc. (Cayman Islands), ADR*	601,067	70,006,273
Google, Inc. (Class A Stock)*	97,680	63,091,512
priceline.com, Inc.*(a)	145,337	67,975,568
Youku.com, Inc. (Cayman Islands), ADR*(a)	584,015	9,151,515

		210,224,868

Investment Company — 1.0%
Hutchison Port Holdings Trust (Singapore)	39,344,000	24,393,280

Media — 4.1%
British Sky Broadcasting Group PLC (United Kingdom)	2,301,309	26,178,855

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Media (Continued)
Time Warner, Inc.(a)	1,964,882	$71,010,835

		97,189,690

Metal Fabricate/Hardware — 2.2%
Precision Castparts Corp.	314,988	51,906,873

Oil & Gas — 7.9%
Continental Resources, Inc.*(a)	146,985	9,805,369
Halliburton Co.	1,840,584	63,518,554
National Oilwell Varco, Inc.	695,451	47,283,713
Occidental Petroleum Corp.	722,275	67,677,167

		188,284,803

Pharmaceuticals — 5.9%
Allergan, Inc.	405,551	35,583,045
Bristol-Myers Squibb Co.	1,080,917	38,091,515
Mead Johnson Nutrition Co.	963,149	66,197,231

		139,871,791

Railroads — 3.0%
Union Pacific Corp.(a)	671,196	71,106,504

Restaurants — 3.0%
McDonald’s Corp.	717,165	71,953,164

Retail — 17.8%
AutoZone, Inc.*	30,496	9,910,285
Cie Financiere Richemont SA (Switzerland), ADR	9,001,955	45,189,814
Dollar Tree, Inc.*	141,325	11,745,521
Home Depot, Inc. (The)(a)	903,014	37,962,709
Lululemon Athletica, Inc.*(a)	98,070	4,575,946
O’Reilly Automotive, Inc.*	500,874	40,044,876
Starbucks Corp.	2,003,463	92,179,333
Tiffany & Co.	180,274	11,944,955
TJX Cos., Inc. (The)	1,700,823	109,788,125
Yum! Brands, Inc.(a)	1,022,185	60,319,137

		423,660,701

Semiconductors — 1.9%
QUALCOMM, Inc.	803,661	43,960,257

Software — 0.9%
Check Point Software Technologies Ltd. (Israel)*(a)	420,563	22,096,380

TOTAL COMMON STOCKS (cost $1,992,679,531)		2,294,141,610

PREFERRED STOCK — 0.4%
Banks
Wells Fargo & Co., 8.000% (cost $5,673,164)	297,374	8,454,343

TOTAL LONG-TERM INVESTMENTS (cost $1,998,352,695)		2,302,595,953

SEE NOTES TO FINANCIAL STATEMENTS.

A 109

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 10.1%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $239,593,428; includes $99,941,479 of cash collateral for securities on loan)(b)(w)(Note 4)	239,593,428	$239,593,428

TOTAL INVESTMENTS — 107.1% (cost $2,237,946,123)		2,542,189,381
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.1)%		(168,182,368)

NET ASSETS — 100.0%		$2,374,007,013

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $96,982,371; cash collateral of $99,941,479 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$2,294,141,610	$—	$—
Preferred Stock	8,454,343	—	—
Affiliated Money Market Mutual Fund	239,593,428	—	—

Total	$2,542,189,381	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Retail	17.8%
Affiliated Money Market Mutual Fund (4.2% represents investments purchased with collateral from securities on loan)	10.1
Chemicals	8.9
Internet	8.9
Oil & Gas	7.9
Computers	6.4
Pharmaceuticals	5.9
Apparel	5.4
Media	4.1
Commercial Services	3.4
Diversified Manufacturing	3.4

Banks	3.2%
Restaurants	3.0
Railroads	3.0
Entertainment & Leisure	2.7
Biotechnology	2.5
Diversified Machinery	2.4
Metal Fabricate/Hardware	2.2
Cosmetics/Personal Care	2.1
Semiconductors	1.9
Investment Company	1.0
Software	0.9

107.1
Liabilities in excess of other assets	(7.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $96,982,371:
Unaffiliated investments (cost $1,998,352,695)	$2,302,595,953
Affiliated investments (cost $239,593,428)	239,593,428
Receivable for fund share sold	2,911,785
Receivable for investments sold	2,618,559
Dividends receivable	1,902,517
Prepaid expenses	33,120

Total Assets	2,549,655,362

LIABILITIES:
Payable to broker for collateral for securities on loan	99,941,479
Payable for investments purchased	68,936,877
Payable for fund share repurchased	5,737,120
Advisory fees payable	878,097
Accrued expenses and other liabilities	135,424
Shareholder servicing fees payable	17,656
Deferred trustees’ fees	1,188
Affiliated transfer agent fee payable	508

Total Liabilities	175,648,349

NET ASSETS	$2,374,007,013

Net assets were comprised of:
Paid-in capital	$2,076,752,362
Retained earnings	297,254,651

Net assets, December 31, 2011	$2,374,007,013

Net asset value and redemption price per share, $2,374,007,013 / 124,202,230 outstanding shares of beneficial interest	$19.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $329,171 foreign withholding tax)	$35,396,339
Affiliated income from securities lending, net	858,791
Affiliated dividend income	221,361

36,476,491

EXPENSES
Advisory fees	24,167,595
Shareholder servicing fees and expenses	2,685,288
Custodian and accounting fees	371,000
Commitment fee on syndicated credit agreement	35,000
Trustees’ fees	35,000
Insurance expenses	27,000
Audit fees	23,000
Loan interest expense (Note 7)	21,886
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Shareholders’ reports	8,000
Miscellaneous	17,418

Total expenses	27,415,187
Less: advisory fee waivers and/or expense reimbursement	(924,978)
Less: shareholder servicing fee waiver	(725,973)

Net expenses	25,764,236

NET INVESTMENT INCOME	10,712,255

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	245,314,421
Foreign currency transactions	(44,093)

245,270,328

Net change in unrealized appreciation (depreciation) on:
Investments	(337,878,945)
Foreign currencies	(3,941)

(337,882,886)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(92,612,558)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(81,900,303)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,712,255	$7,756,930
Net realized gain on investment and foreign currency transactions	245,270,328	229,696,403
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(337,882,886)	159,274,686

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(81,900,303)	396,728,019

DISTRIBUTIONS	(7,749,726)	(15,734,525)

FUND SHARE TRANSACTIONS:
Fund share sold [65,555,986 and 44,646,787 shares, respectively]	1,276,325,638	746,522,999
Fund share issued in reinvestment of distributions [402,165 and 985,255 shares, respectively]	7,749,726	15,734,525
Fund share repurchased [73,491,320 and 91,353,153 shares, respectively]	(1,367,794,195)	(1,483,547,348)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(83,718,831)	(721,289,824)

TOTAL DECREASE IN NET ASSETS	(173,368,860)	(340,296,330)
NET ASSETS:
Beginning of year	2,547,375,873	2,887,672,203

End of year	$2,374,007,013	$2,547,375,873

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value (Note 2)

Austria — 0.4%
Erste Group Bank AG	47,427	$833,878

Bermuda — 0.3%
Credicorp Ltd.	5,590	611,937

Brazil — 0.5%
Banco Santander Brasil SA, ADS.	120,745	982,864

Canada — 1.7%
Canadian National Railway Co.	47,789	3,754,304

Czech Republic — 0.5%
Komercni Banka A/S	6,049	1,019,567

Denmark — 0.5%
Carlsberg A/S (Class B Stock)	15,772	1,112,193

France — 9.8%
Air Liquide SA	16,878	2,088,097
AXA SA	80,761	1,049,950
Danone SA	63,812	4,011,323
Dassault Systemes SA	20,551	1,647,219
Legrand SA	87,576	2,816,623
LVMH Moet Hennessy Louis Vuitton SA	27,554	3,901,388
Pernod-Ricard SA	28,195	2,614,966
Schneider Electric SA	54,043	2,845,362

		20,974,928

Germany — 7.2%
Bayer AG	58,301	3,727,521
Beiersdorf AG	14,261	808,797
Brenntag AG	2,236	208,219
Deutsche Boerse AG*	24,852	1,302,989
Linde AG	45,248	6,731,712
Merck KGaA	26,037	2,595,781

		15,375,019

India — 0.3%
ICICI Bank Ltd., ADR(a)	25,450	672,644

Ireland — 1.8%
Accenture PLC (Class A Stock)	72,791	3,874,665

Japan — 4.5%
Aeon Credit Service Co. Ltd.	44,200	698,288
Canon, Inc.	52,600	2,330,336
Hoya Corp.	89,400	1,925,753
INPEX Corp.	299	1,884,046
Lawson, Inc.	11,100	692,939
Shin-Etsu Chemical Co. Ltd.	41,800	2,058,230

		9,589,592

Netherlands — 4.4%
Akzo Nobel NV	62,117	3,003,548
Heineken NV	106,964	4,951,922
Schlumberger Ltd.	23,224	1,586,431

		9,541,901

South Korea — 1.4%
Samsung Electronics Co. Ltd.	3,194	2,933,378

Spain — 0.2%
Red Electrica Corp. SA	10,709	458,284

Sweden — 1.8%
Hennes & Mauritz AB (Class B Stock)	34,669	1,114,820

COMMON STOCKS (continued)	Shares	Value (Note 2)

Sweden (Continued)
Svenska Cellulosa AB SCA (Class B Stock)	185,505	$2,749,400

		3,864,220

Switzerland — 8.5%
Compagnie Financiere Richemont SA (Class A Stock)	43,830	2,216,931
Givaudan SA*	619	589,806
Julius Baer Group Ltd.*	56,475	2,208,976
Kuehne & Nagel International AG	4,910	551,480
Nestle SA	116,346	6,688,687
Roche Holding AG	9,929	1,682,846
Sonova Holding AG*	11,194	1,170,883
Swiss Re Ltd.*	26,695	1,360,470
UBS AG*	150,404	1,790,181

		18,260,260

United Kingdom — 10.6%
Burberry Group PLC	40,624	747,600
Compass Group PLC	270,938	2,570,865
Diageo PLC	228,445	4,989,873
Ladbrokes PLC	160,684	324,402
Reckitt Benckiser Group PLC	104,958	5,183,353
Royal Dutch Shell PLC (Class A Stock)	23,405	852,716
Smiths Group PLC.	40,728	578,738
Standard Chartered PLC	120,095	2,627,871
Tesco PLC	241,937	1,515,864
William Hill PLC	293,315	923,784
WPP PLC	242,487	2,543,794

		22,858,860

United States — 42.4%
3M Co.	47,988	3,922,059
American Express Co.	44,130	2,081,612
Amphenol Corp. (Class A Stock)	38,531	1,748,922
Autodesk, Inc.*	44,732	1,356,722
Bank of New York Mellon Corp. (The)	144,273	2,872,475
Cisco Systems, Inc.	136,623	2,470,144
Colgate-Palmolive Co.	32,613	3,013,115
DENTSPLY International, Inc.	50,914	1,781,481
Dr. Pepper Snapple Group, Inc	42,268	1,668,741
Goldman Sachs Group, Inc. (The)	20,515	1,855,171
Harley-Davidson, Inc.	16,234	631,016
Honeywell International, Inc.	78,690	4,276,801
J.M. Smucker Co. (The)	25,143	1,965,428
Johnson & Johnson	25,133	1,648,222
Medtronic, Inc.	92,651	3,543,901
Microchip Technology, Inc.(a)	31,654	1,159,486
National Oilwell Varco, Inc.	29,763	2,023,586
NIKE, Inc. (Class B Stock)	20,736	1,998,328
Omnicom Group, Inc.(a)	65,492	2,919,633
Oracle Corp.	159,607	4,093,920
PepsiCo, Inc.	9,500	630,325
Praxair, Inc.	18,819	2,011,751
Procter & Gamble Co. (The)	35,770	2,386,217
Rockwell Automation, Inc.	7,553	554,164
Sally Beauty Holdings, Inc.*	50,590	1,068,967
Sherwin-Williams Co. (The)	23,768	2,121,769
St. Jude Medical, Inc.	84,586	2,901,300
State Street Corp.	99,062	3,993,189
Target Corp.	49,913	2,556,544

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (Continued)	Shares	Value (Note 2)

United States (continued)
Thermo Fisher Scientific, Inc.*	72,106	$3,242,607
United Parcel Service, Inc. (Class B Stock)	50,840	3,720,980
United Technologies Corp	38,044	2,780,636
Urban Outfitters, Inc.*(a)	44,905	1,237,582
Visa, Inc. (Class A Stock)	36,057	3,660,867
Walgreen Co.(a)	89,789	2,968,424
Walt Disney Co. (The)	156,888	5,883,300
Waters Corp.*	28,581	2,116,423

		90,865,808

TOTAL LONG-TERM INVESTMENTS
(cost $210,144,308)		207,584,302

SHORT-TERM INVESTMENT — 7.1%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $15,228,214; includes $8,968,128 of cash collateral for securities on loan) (b) (w) (Note 4)	15,228,214	15,228,214

Value (Note 2)

TOTAL INVESTMENTS — 103.9% (cost $225,372,522)	$222,812,516
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.9)%	(8,291,867)

NET ASSETS — 100.0%	$214,520,649

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,708,135; cash collateral of $8,968,128 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Austria	$833,878	$—	$—
Bermuda	611,937	—	—
Brazil	982,864	—	—
Canada	3,754,304	—	—
Czech Republic	1,019,567	—	—
Denmark	1,112,193	—	—
France	20,974,928	—	—
Germany	15,375,019	—	—
India	672,644	—	—
Ireland	3,874,665	—	—
Japan	9,589,592	—	—
Netherlands	9,541,901	—	—
South Korea	2,933,378	—	—
Spain	458,284	—	—
Sweden	3,864,220	—	—
Switzerland	18,260,260	—	—
United Kingdom	22,858,860	—	—
United States	90,865,808	—	—
Affiliated Money Market Mutual Fund	15,228,214	—	—

Total	$222,812,516	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Chemicals	10.5%
Food	7.8
Beverages	7.4
Affiliated Money Market Mutual Fund (4.2% represents investments purchased with collateral from securities on loan)	7.1
Banks	6.9
Retail & Merchandising	6.5
Medical Supplies & Equipment	5.1
Computer Services & Software	5.1
Diversified Manufacturing	4.3
Consumer Products & Services	3.9
Electronic Components & Equipment	3.7
Entertainment & Leisure	3.6
Oil & Gas	3.0
Electronics	2.5
Financial Services	2.2
Pharmaceuticals	2.0

Transportation	2.0%
Semiconductors	1.9
Diversified Financial Services	1.9
Conglomerates	1.8
Railroads	1.8
Commercial Services	1.7
Cosmetics/Personal Care	1.4
Advertising	1.4
Aerospace & Defense	1.3
Paper & Forest Products	1.3
Media	1.2
Telecommunications	1.2
Insurance	1.1
Office Equipment	1.1
Industrial Products	0.9
Clothing & Apparel	0.3

103.9
Liabilities in excess of other assets	(3.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $8,708,135:
Unaffiliated investments (cost $210,144,308)	$207,584,302
Affiliated investments (cost $15,228,214)	15,228,214
Foreign currency, at value (cost $205)	206
Tax reclaim receivable	394,878
Dividends receivable	238,473
Receivable for fund share sold	206,496
Prepaid expenses	2,710

Total Assets	223,655,279

LIABILITIES:
Payable to broker for collateral for securities on loan	8,968,128
Advisory fees payable	88,526
Accrued expenses and other liabilities	68,942
Payable to custodian	6,106
Shareholder servicing fees payable	2,325
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	95

Total Liabilities	9,134,630

NET ASSETS	$214,520,649

Net assets were comprised of:
Paid-in capital	$218,651,432
Retained earnings	(4,130,783)

Net assets, December 31, 2011	$214,520,649

Net asset value and redemption price per share, $214,520,649 / 21,951,638 outstanding shares of beneficial interest	$9.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $384,180 foreign withholding tax)	$5,973,165
Affiliated dividend income	10,747
Affiliated income from securities lending, net	8,658

5,992,570

EXPENSES
Advisory fees	2,386,284
Shareholder servicing fees and expenses	238,628
Custodian and accounting fees	138,000
Audit fees	25,000
Trustees’ fees	12,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	4,571
Insurance expenses	2,000
Miscellaneous	14,822

Total expenses	2,853,305

NET INVESTMENT INCOME	3,139,265

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	5,054,066
Foreign currency transactions	90,645

5,144,711

Net change in unrealized appreciation (depreciation) on:
Investments	(27,290,045)
Foreign currencies	(79,106)

(27,369,151)

NET LOSS ON INVESTMENTS	(22,224,440)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,085,175)

	Year Ended December 31, 2011	Year Ended December 31, 2010
STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,139,265	$1,170,675
Net realized gain (loss) on investment and foreign currency transactions	5,144,711	(1,866,787)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(27,369,151)	21,914,953

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,085,175)	21,218,841

DISTRIBUTIONS	(1,170,668)	(787,448)

FUND SHARE TRANSACTIONS:
Fund share sold [16,680,914 and 11,863,784 shares, respectively]	167,951,975	108,290,487
Fund share issued in reinvestment of distributions [111,069 and 93,632 shares, respectively]	1,170,668	787,448
Fund share repurchased [17,126,856 and 5,170,220 shares, respectively]	(160,201,315)	(44,555,621)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	8,921,328	64,522,314

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	26,202	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,308,313)	84,953,707
NET ASSETS:
Beginning of year	225,828,962	140,875,255

End of year	$214,520,649	$225,828,962

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.2%

COMMON STOCKS	Shares	Value (Note 2)

Apparel — 0.4%
VF Corp.(a)	35,613	$4,522,495

Automotive Parts & Equipment — 0.7%
Johnson Controls, Inc.	264,090	8,255,453

Beverages — 1.9%
Coca-Cola Enterprises, Inc.	162,170	4,180,743
Diageo PLC (United Kingdom)	661,504	14,449,083
Green Mountain Coffee Roasters, Inc.*(a)	54,657	2,451,366

		21,081,192

Biotechnology — 3.3%
Alexion Pharmaceuticals, Inc.*	172,020	12,299,430
Biogen Idec, Inc.*	29,850	3,284,993
Celgene Corp.*	223,097	15,081,357
Gilead Sciences, Inc.*	142,310	5,824,748

		36,490,528

Building Materials — 0.3%
Owens Corning*	130,010	3,733,887

Chemicals — 2.3%
Airgas, Inc.	111,020	8,668,442
Celanese Corp. (Class A Stock)	88,410	3,913,911
Praxair, Inc.	118,903	12,710,731

		25,293,084

Commercial Services — 3.1%
FleetCor Technologies, Inc.*	119,290	3,563,192
MasterCard, Inc. (Class A Stock)	51,333	19,137,969
Verisk Analytics, Inc. (Class A Stock)*	279,160	11,202,691

		33,903,852

Computer Hardware — 7.8%
Apple, Inc.*	189,900	76,909,500
International Business Machines Corp.	52,650	9,681,282

		86,590,782

Computer Services & Software — 5.9%
Autodesk, Inc.*	323,050	9,798,107
Cerner Corp.*(a)	84,670	5,186,038
Cognizant Technology Solutions Corp. (Class A Stock)*	207,160	13,322,460
EMC Corp.*	1,105,400	23,810,316
Red Hat, Inc.*	256,720	10,599,969
VeriFone Systems, Inc.*(a)	69,450	2,466,864

		65,183,754

Computers — 0.8%
Accenture PLC (Ireland) (Class A Stock)	171,225	9,114,307

Conglomerates — 1.5%
Honeywell International, Inc.	304,670	16,558,815

Construction — 0.5%
Fluor Corp.	114,630	5,760,158

Cosmetics & Toiletries — 1.4%
Colgate-Palmolive Co.	163,130	15,071,581

Diversified Financial Services — 1.5%
Affiliated Managers Group, Inc.*	67,960	6,520,762
BlackRock, Inc.	55,927	9,968,428

		16,489,190

COMMON STOCKS (continued)	Shares	Value (Note 2)

Entertainment & Leisure — 0.4%
Carnival Corp. (Panama)	147,160	$4,803,302

Environmental Control — 0.5%
Stericycle, Inc.*(a)	71,610	5,579,851

Farming & Agriculture — 0.4%
Monsanto Co.	68,460	4,796,992

Financial – Brokerage — 1.6%
Visa, Inc. (Class A Stock)	179,615	18,236,311

Financial Services — 0.2%
MSCI, Inc. (Class A Stock)*	82,110	2,703,882

Food — 1.7%
Danone SA (France)	149,929	9,424,774
General Mills, Inc.	125,530	5,072,667
Kraft Foods, Inc. (Class A Stock)	102,990	3,847,706

		18,345,147

Hand/Machine Tools — 0.7%
Stanley Black & Decker, Inc.	109,080	7,373,808

Healthcare Products — 1.5%
Cooper Cos., Inc. (The)(a)	42,420	2,991,458
Covidien PLC (Ireland)	229,933	10,349,284
IDEXX Laboratories, Inc.*(a)	37,960	2,921,402

		16,262,144

Holding Companies – Diversified — 0.4%
LVMH Moet Hennessy Louis Vuitton SA (France)	30,539	4,324,036

Hotels & Motels — 0.7%
Las Vegas Sands Corp.*	175,400	7,494,842

Internet Services — 7.4%
Amazon.com, Inc.*	43,640	7,554,084
F5 Networks, Inc.*	74,310	7,885,777
Google, Inc. (Class A Stock)*	82,421	53,235,724
priceline.com, Inc.*	15,761	7,371,577
VeriSign, Inc.(a)	169,100	6,040,252

		82,087,414

Machinery & Equipment — 2.0%
Joy Global, Inc.	79,140	5,933,126
Thermo Fisher Scientific, Inc.*	350,667	15,769,495

		21,702,621

Media — 4.1%
Comcast Corp. (Special Class A Stock)	517,621	12,195,151
Discovery Communications, Inc. (Class A Stock)*	165,330	6,773,570
News Corp. (Class A Stock)	408,410	7,286,034
Viacom, Inc. (Class B Stock)	427,490	19,412,321

		45,667,076

Medical Supplies & Equipment — 1.0%
Abbott Laboratories	200,310	11,263,431

Metals & Mining — 1.8%
Precision Castparts Corp.	124,014	20,436,267

Miscellaneous Manufacturing — 3.5%
Danaher Corp.	730,163	34,346,868
Polypore International, Inc.*(a)	89,040	3,916,870

		38,263,738

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Networking/Telecom Equipment — 2.4%
QUALCOMM, Inc	493,797	$27,010,696

Oil & Gas — 6.3%
Cabot Oil & Gas Corp.	122,580	9,303,822
Ensco PLC (United Kingdom), ADR	196,520	9,220,718
EQT Corp.	150,960	8,271,098
Noble Energy, Inc.	149,270	14,089,595
Occidental Petroleum Corp.	106,240	9,954,688
Schlumberger Ltd. (Netherlands)	208,852	14,266,680
SM Energy Co.(a)	67,850	4,959,835

		70,066,436

Oil & Gas Services — 3.1%
Cameron International Corp.*	294,330	14,478,093
Dresser-Rand Group, Inc.*	142,020	7,088,218
FMC Technologies, Inc.*	94,190	4,919,544
National Oilwell Varco, Inc.	68,980	4,689,950
Oceaneering International, Inc.(a)	71,380	3,292,759

		34,468,564

Pharmaceuticals — 3.7%
Allergan, Inc.	145,262	12,745,288
AmerisourceBergen Corp.(a)	193,500	7,196,265
Mead Johnson Nutrition Co.	184,650	12,690,995
Pfizer, Inc.	152,770	3,305,943
Teva Pharmaceutical Industries Ltd. (Israel), ADR	116,390	4,697,500

		40,635,991

Real Estate — 0.3%
Jones Lang LaSalle, Inc.(a)	47,420	2,904,949

Restaurants — 2.0%
McDonald’s Corp.	79,826	8,008,943
Starbucks Corp.	300,110	13,808,061

		21,817,004

Retail — 4.3%
Dollar General Corp.*(a)	194,210	7,989,799
PetSmart, Inc.	151,530	7,771,974
Ross Stores, Inc.	316,621	15,048,996
Tiffany & Co.	90,680	6,008,457
Tractor Supply Co.(a)	73,110	5,128,666
Urban Outfitters, Inc.*(a)	221,540	6,105,642

		48,053,534

Retail & Merchandising — 3.7%
Costco Wholesale Corp.	127,610	10,632,465
Kohl’s Corp.	93,800	4,629,030
NIKE, Inc. (Class B Stock)	73,910	7,122,707
Target Corp	356,550	18,262,491

		40,646,693

Semiconductors — 1.4%
Altera Corp.	125,980	4,673,858
ASML Holding NV (Netherlands)(a)	107,207	4,480,181
Broadcom Corp. (Class A Stock)*	208,774	6,129,605

		15,283,644

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 4.2%
Check Point Software Technologies Ltd. (Israel)*(a)	324,090	$17,027,689
Oracle Corp.	1,119,290	28,709,789
salesforce.com, Inc.*(a)	10,508	1,066,142

		46,803,620

Telecommunications — 2.5%
American Tower Corp. (Class A Stock)	456,180	27,375,362

Tobacco — 1.6%
Philip Morris International, Inc.	224,530	17,621,114

Transportation — 2.4%
Expeditors International of Washington, Inc.	205,645	8,423,219
Kansas City Southern*(a)	187,730	12,767,517
Union Pacific Corp.	47,228	5,003,334

		26,194,070

TOTAL LONG-TERM INVESTMENTS (cost $1,039,805,527)		1,076,271,617

SHORT-TERM INVESTMENT — 9.9%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $109,790,568; includes $64,569,571 of cash collateral received for securities on loan) (b) (w) (Note 4)	109,790,568	109,790,568

TOTAL INVESTMENTS — 107.1% (cost $1,149,596,095)		1,186,062,185
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.1)%		(78,677,036)

NET ASSETS — 100.0%		$1,107,385,149

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $62,655,613; cash collateral of $64,569,571 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,076,271,617	$—	$—
Affiliated Money Market Mutual Fund	109,790,568	—	—

Total	$1,186,062,185	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (5.8% represents investments purchased with collateral from securities on loan)	9.9%
Computer Hardware	7.8
Internet Services	7.4
Oil & Gas	6.3
Computer Services & Software	5.9
Retail	4.3
Software	4.2
Media	4.1
Retail & Merchandising	3.7
Pharmaceuticals	3.7
Miscellaneous Manufacturing	3.5
Biotechnology	3.3
Oil & Gas Services	3.1
Commercial Services	3.1
Telecommunications	2.5
Networking/Telecom Equipment	2.4
Transportation	2.4
Chemicals	2.3
Restaurants	2.0
Machinery & Equipment	2.0
Beverages	1.9
Metals & Mining	1.8

Food	1.7%
Financial – Brokerage	1.6
Tobacco	1.6
Conglomerates	1.5
Diversified Financial Services	1.5
Healthcare Products	1.5
Semiconductors	1.4
Cosmetics & Toiletries	1.4
Medical Supplies & Equipment	1.0
Computers	0.8
Automotive Parts & Equipment	0.7
Hotels & Motels	0.7
Hand/Machine Tools	0.7
Construction	0.5
Environmental Control	0.5
Entertainment & Leisure	0.4
Farming & Agriculture	0.4
Apparel	0.4
Holding Companies – Diversified	0.4
Building Materials	0.3
Real Estate	0.3
Financial Services	0.2
107.1

Liabilities in excess of other assets	(7.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $62,655,613:
Unaffiliated investments (cost $1,039,805,527)	$1,076,271,617
Affiliated investments (cost $109,790,568)	109,790,568
Receivable for investments sold	2,778,816
Receivable for fund share sold	1,641,361
Dividends receivable	726,891
Tax reclaim receivable	52,552
Prepaid expenses	11,351

Total Assets	1,191,273,156

LIABILITIES:
Payable to broker for collateral for securities on loan	64,569,571
Payable for investments purchased	18,376,129
Payable for fund share repurchased	507,896
Advisory fees payable	336,727
Accrued expenses and other liabilities	87,862
Shareholder servicing fees payable	9,295
Affiliated transfer agent fee payable	508
Payable to custodian	19

Total Liabilities	83,888,007

NET ASSETS	$1,107,385,149

Net assets were comprised of:
Paid-in capital	$1,207,133,629
Retained earnings	(99,748,480)

Net assets, December 31, 2011	$1,107,385,149

Net asset value and redemption price per share, $1,107,385,149 / 116,077,455 outstanding shares of beneficial interest	$9.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $90,027 foreign withholding tax)	$11,426,871
Affiliated income from securities lending, net	354,064
Affiliated dividend income	82,017

11,862,952

EXPENSES
Advisory fees	11,768,815
Shareholder servicing fees and expenses	1,307,646
Custodian and accounting fees	201,000
Trustees’ fees	24,000
Audit fees	23,000
Insurance expenses	16,000
Commitment fee on syndicated credit agreement	12,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	5,834
Miscellaneous	14,437

Total expenses	13,403,732
Less: advisory fee waivers and/or expense reimbursement	(703,783)
Less: shareholder servicing fee waiver	(245,025)

Net expenses	12,454,924

NET INVESTMENT LOSS	(591,972)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	117,140,179
Foreign currency transactions	(1,003)

117,139,176

Net change in unrealized appreciation (depreciation) on:
Investments	(125,807,890)
Foreign currencies	(64,051)

(125,871,941)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(8,732,765)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,324,737)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(591,972)	$4,271,479
Net realized gain on investment and foreign currency transactions	117,139,176	163,759,432
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(125,871,941)	778,615

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,324,737)	168,809,526

DISTRIBUTIONS	(4,278,271)	(2,004,759)

FUND SHARE TRANSACTIONS:
Fund share sold [54,484,699 and 81,241,915 shares, respectively]	525,995,120	700,709,647
Fund share issued in reinvestment of distributions [445,190 and 243,001 shares, respectively]	4,278,271	2,004,759
Fund share repurchased [125,533,364 and 121,648,305 shares, respectively]	(1,206,263,712)	(1,010,961,962)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(675,990,321)	(308,247,556)

TOTAL DECREASE IN NET ASSETS	(689,593,329)	(141,442,789)
NET ASSETS:
Beginning of year	1,796,978,478	1,938,421,267

End of year	$1,107,385,149	$1,796,978,478

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.6%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 4.0%
Goodrich Corp.	43,900	$5,430,430
Northrop Grumman Corp.	30,700	1,795,336
TransDigm Group, Inc.*	75,657	7,238,862

		14,464,628

Automotive Parts — 1.2%
BorgWarner, Inc.*(a)	69,200	4,410,808

Banks — 3.4%
KeyCorp.	415,100	3,192,119
M&T Bank Corp.(a)	48,700	3,717,758
Northern Trust Corp.	48,600	1,927,476
TCF Financial Corp.(a)	334,660	3,453,691

		12,291,044

Biotechnology — 1.0%
Life Technologies Corp.*	89,100	3,466,881

Building Materials — 0.5%
Masco Corp.	158,600	1,662,128

Chemicals — 2.5%
Eastman Chemical Co.	81,500	3,183,390
Solutia, Inc.*(a)	112,100	1,937,088
Valspar Corp. (The)	103,700	4,041,189

		9,161,667

Clothing & Apparel — 1.5%
VF Corp.	42,700	5,422,473

Commercial Services — 1.4%
Convergys Corp.*	292,300	3,732,671
PHH Corp.*(a)	124,100	1,327,870

		5,060,541

Computer Services & Software — 5.3%
Autodesk, Inc.*	59,900	1,816,767
Computer Sciences Corp.	284,487	6,742,342
Global Payments, Inc.	56,900	2,695,922
Intuit, Inc.	88,700	4,664,733
Synopsys, Inc.*	111,600	3,035,520

		18,955,284

Construction — 3.7%
D.R. Horton, Inc.(a)	236,600	2,983,526
Pulte Group, Inc.*(a)	394,400	2,488,664
URS Corp.*	220,300	7,736,936

		13,209,126

Consumer Products & Services — 0.7%
Scotts Miracle-Gro Co. (The) (Class A Stock)(a)	51,900	2,423,211

Containers & Packaging — 3.6%
Bemis Co., Inc.	183,700	5,525,696
Sonoco Products Co.(a)	227,200	7,488,512

		13,014,208

Diversified — 2.0%
AptarGroup, Inc.	34,678	1,809,151
Dover Corp.	96,200	5,584,410

		7,393,561

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Components — 0.6%
Flextronics International Ltd. (Singapore)*	413,500	$2,340,410

Energy Delivery — 0.7%
Integrys Energy Group, Inc.	47,400	2,568,132

Entertainment & Leisure — 1.6%
Brunswick Corp.	326,600	5,898,396

Financial – Bank & Trust — 1.7%
Astoria Financial Corp.(a)	193,750	1,644,938
Bank of Hawaii Corp.(a)	104,571	4,652,364

		6,297,302

Financial Services — 3.1%
Eaton Vance Corp.(a)	91,900	2,172,516
IntercontinentalExchange, Inc.*	34,400	4,146,920
Jefferies Group, Inc.(a)	137,900	1,896,125
Raymond James Financial, Inc	90,275	2,794,914

		11,010,475

Food Products — 1.0%
Sara Lee Corp.	191,854	3,629,878

Gas Utilities — 1.0%
Energen Corp.	34,600	1,730,000
UGI Corp.	63,800	1,875,720

		3,605,720

Healthcare Equipment & Services — 1.8%
Express Scripts, Inc.*(a)	142,400	6,363,856

Healthcare Providers & Services — 0.7%
Covance, Inc.*	54,200	2,478,024

Hotels, Restaurants & Leisure — 3.0%
International Game Technology	130,900	2,251,480
Wyndham Worldwide Corp.	101,500	3,839,745
Yum! Brands, Inc.	82,400	4,862,424

		10,953,649

Industrial Conglomerates — 1.5%
Carlisle Cos., Inc.	123,731	5,481,283

Insurance — 7.3%
Allstate Corp. (The)	272,900	7,480,189
HCC Insurance Holdings, Inc.	200,400	5,511,000
Lincoln National Corp.	395,614	7,682,824
Progressive Corp. (The)	159,100	3,104,041
Reinsurance Group of America, Inc.	50,700	2,649,075

		26,427,129

Leisure Equipment & Products — 1.3%
Mattel, Inc.(a)	163,300	4,533,208

Machinery & Equipment — 4.0%
Cummins, Inc.	79,600	7,006,392
Joy Global, Inc.	64,200	4,813,074
Snap-on, Inc.	49,200	2,490,504

		14,309,970

Manufacturing — 0.5%
Harsco Corp.	88,800	1,827,504

Medical Supplies & Equipment — 0.6%
C.R. Bard, Inc.	26,900	2,299,950

Metals & Mining — 0.9%
Allegheny Technologies, Inc.	67,600	3,231,280

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Office Equipment — 1.0%
Steelcase, Inc. (Class A Stock)	488,600	$3,644,956

Oil, Gas & Consumable Fuels — 7.9%
Chesapeake Energy Corp.(a)	94,900	2,115,321
Helix Energy Solutions Group, Inc.*	141,500	2,235,700
Murphy Oil Corp.	65,600	3,656,544
Nabors Industries Ltd. (Bermuda)*	136,400	2,365,176
Newfield Exploration Co.*	98,000	3,697,540
ONEOK, Inc.	50,700	4,395,183
QEP Resources, Inc.	126,100	3,694,730
SEACOR Holdings, Inc.*	40,300	3,585,088
Whiting Petroleum Corp.*	60,000	2,801,400

		28,546,682

Printing & Publishing — 1.8%
RR Donnelley & Sons Co.(a)	450,268	6,497,367

Real Estate Investment Trusts — 5.0%
Boston Properties, Inc.	33,500	3,336,600
Capstead Mortgage Corp.	139,800	1,739,112
Duke Realty Corp.(a)	612,838	7,384,698
Entertainment Properties Trust(a)	39,100	1,709,061
Health Care REIT, Inc.(a)	72,985	3,979,872

		18,149,343

Restaurants — 1.9%
Darden Restaurants, Inc.	152,600	6,955,508

Retail & Merchandising — 2.6%
Ruddick Corp.	89,796	3,828,901
TJX Cos., Inc. (The)	85,200	5,499,660

		9,328,561

Semiconductors — 1.7%
International Rectifier Corp.*	102,900	1,998,318
Xilinx, Inc.	124,400	3,988,264

		5,986,582

Telecommunications — 3.3%
American Tower Corp. (Class A Stock)	121,500	7,291,215
Comtech Telecommunications Corp.	126,394	3,617,396
NII Holdings, Inc.*	45,300	964,890

		11,873,501

Thrifts & Mortgage Finance — 0.5%
First Niagara Financial Group, Inc.	193,500	1,669,905

Transportation — 3.6%
CSX Corp.	212,200	4,468,932
GATX Corp.	65,700	2,868,462
Werner Enterprises, Inc.	231,900	5,588,790

		12,926,184

Utilities — 3.2%
PG&E Corp.	141,100	5,816,142
Pinnacle West Capital Corp.	117,200	5,646,696

		11,462,838

TOTAL LONG-TERM INVESTMENTS
(cost $327,720,696)		341,233,153

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 19.4%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $70,172,054; includes $52,365,985 of cash collateral for securities on loan)(b)(w)(Note 4)	70,172,054	$70,172,054

TOTAL INVESTMENTS — 114.0% (cost $397,892,750)		411,405,207
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.0)%		(50,561,187)

NET ASSETS — 100.0%		$360,844,020

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $50,823,217; cash collateral of $52,365,985 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$341,233,153	$—	$—
Affiliated Money Market Mutual Fund	70,172,054	—	—

Total	$411,405,207	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (14.5% represents investments purchased with collateral from securities on loan)	19.4%
Oil, Gas & Consumable Fuels	7.9
Insurance	7.3
Computer Services & Software	5.3
Real Estate Investment Trusts	5.0
Aerospace & Defenseo	4.0
Machinery & Equipment	4.0
Construction	3.7
Containers & Packaging	3.6
Transportation	3.6
Banks	3.4
Telecommunications	3.3
Utilities	3.2
Financial Services	3.1
Hotels, Restaurants & Leisure	3.0
Retail & Merchandising	2.6
Chemicals	2.5
Diversified	2.0
Restaurants	1.9
Printing & Publishing	1.8
Healthcare Equipment & Services	1.8

Financial – Bank & Trust	1.7%
Semiconductors	1.7
Entertainment & Leisure	1.6
Industrial Conglomerates	1.5
Clothing & Apparel	1.5
Commercial Services	1.4
Leisure Equipment & Products	1.3
Automotive Parts	1.2
Office Equipment	1.0
Food Products	1.0
Gas Utilities	1.0
Biotechnology	1.0
Metals & Mining	0.9
Energy Delivery	0.7
Healthcare Providers & Services	0.7
Consumer Products & Services	0.7
Electronic Components	0.6
Medical Supplies & Equipment	0.6
Manufacturing	0.5
Thrifts & Mortgage Finance	0.5
Building Materials	0.5

114.0
Liabilities in excess of other assets	(14.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $50,823,217:
Unaffiliated investments (cost $327,720,696)	$341,233,153
Affiliated investments (cost $70,172,054)	70,172,054
Receivable for investments sold	2,691,343
Receivable for fund share sold	657,811
Dividends receivable	512,686
Tax reclaim receivable	1,234
Prepaid expenses	2,946

Total Assets	415,271,227

LIABILITIES:
Payable to broker for collateral for securities on loan	52,365,985
Payable for investments purchased	1,850,681
Advisory fees payable	149,126
Accrued expenses and other liabilities	57,041
Shareholder servicing fees payable	3,807
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	59

Total Liabilities	54,427,207

NET ASSETS	$360,844,020

Net assets were comprised of:
Paid-in capital	$342,170,592
Retained earnings	18,673,428

Net assets, December 31, 2011	$360,844,020

Net asset value and redemption price per share, $360,844,020 / 31,518,969 outstanding shares of beneficial interest	$11.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income	$7,293,970
Affiliated income from securities lending, net	96,568
Affiliated dividend income	45,127

7,435,665

EXPENSES
Advisory fees	4,028,685
Shareholder servicing fees and expenses	424,072
Custodian and accounting fees	99,000
Audit fees	23,000
Trustees’ fees	14,000
Legal fees and expenses	9,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	4,000
Loan interest expense (Note 7)	3,638
Miscellaneous	8,815

Total expenses	4,638,210
Less: shareholder servicing fee waiver	(7,551)

Net expenses	4,630,659

NET INVESTMENT INCOME	2,805,006

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	38,745,881

Net change in unrealized appreciation (depreciation) on:
Investments	(73,334,436)
Foreign currencies	(41)

(73,334,477)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(34,588,596)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,783,590)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,805,006	$2,738,533
Net realized gain on investment transactions	38,745,881	10,859,680
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(73,334,477)	57,752,868

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,783,590)	71,351,081

DISTRIBUTIONS	(2,735,611)	(1,776,636)

FUND SHARE TRANSACTIONS:
Fund share sold [19,220,371 and 16,640,054 shares, respectively]	223,535,521	174,223,333
Fund share issued in reinvestment of distributions [227,210 and 174,866 shares, respectively]	2,735,611	1,776,636
Fund share repurchased [23,761,815 and 7,892,018 shares, respectively]	(258,448,157)	(79,317,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(32,177,025)	96,682,288

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	2,523	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,693,703)	166,256,733
NET ASSETS:
Beginning of year	427,537,723	261,280,990

End of year	$360,844,020	$427,537,723

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 94.4%

COMMON STOCKS	Shares	Value (Note 2)

Aerospace — 1.8%
BE Aerospace, Inc.*(a)	132,700	$5,136,817
HEICO Corp.	83,675	4,893,314

		10,030,131

Automotive Parts — 0.7%
BorgWarner, Inc.*(a)	65,000	4,143,100

Beverages — 0.7%
Fortune Brands, Inc.*	78,800	4,036,924

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc.*	171,600	12,269,400

Chemicals — 2.7%
Airgas, Inc.	111,500	8,705,920
Ashland, Inc.(a)	60,000	3,429,600
Sigma-Aldrich Corp.	48,100	3,004,326

		15,139,846

Clothing & Apparel — 1.0%
Coach, Inc.	87,500	5,341,000

Commercial Services — 2.8%
HMS Holdings Corp.*	274,000	8,762,520
Verisk Analytics, Inc. (Class A Stock)*	167,300	6,713,749

		15,476,269

Computer Hardware — 1.0%
Cognizant Technology Solutions Corp. (Class A Stock)*	91,300	5,871,503

Computer Services & Software — 5.3%
Cerner Corp.*(a)	122,100	7,478,625
Informatica Corp.*	184,600	6,817,278
MICROS Systems, Inc.*	112,000	5,216,960
QLIK Technologies, Inc.*(a)	180,300	4,363,260
Quality Systems, Inc.(a)	70,700	2,615,193
salesforce.com, Inc.*	31,200	3,165,552

		29,656,868

Consumer Products & Services — 1.0%
Church & Dwight Co., Inc.	120,700	5,523,232

Electronic Components — 1.8%
AMETEK, Inc.	175,150	7,373,815
Universal Display Corp.*(a)	70,000	2,568,300

		9,942,115

Electronics — 3.9%
Gentex Corp.(a)	192,300	5,690,157
National Instruments Corp.	110,400	2,864,880
Sensata Technologies Holding NV
(Netherlands)*	170,000	4,467,600
Trimble Navigation Ltd.*(a)	202,400	8,784,160

		21,806,797

Entertainment & Leisure — 0.5%
Wynn Resorts Ltd.	27,500	3,038,475

Financial – Bank & Trust — 1.2%
IntercontinentalExchange, Inc.*	53,800	6,485,590

Financial Services — 1.2%
Affiliated Managers Group, Inc.*	71,600	6,870,020

Foods — 0.8%
Whole Foods Market, Inc.	64,400	4,480,952

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Products — 1.8%
Cepheid, Inc.*	42,500	$1,462,425
Edwards Lifesciences Corp.*	42,300	2,990,610
Masimo Corp.*	96,200	1,797,497
NxStage Medical, Inc.*(a)	216,300	3,845,814

		10,096,346

Healthcare Services — 0.8%
DaVita, Inc.*	63,000	4,776,030

Hotels, Restaurants & Leisure — 1.4%
Chipotle Mexican Grill, Inc.*(a)	15,400	5,201,196
Starwood Hotels & Resorts Worldwide, Inc.	58,200	2,791,854

		7,993,050

Household Products/Wares — 0.5%
Fortune Brands Home & Security, Inc.*	175,000	2,980,250

Industrial Products — 4.5%
Fastenal Co.(a)	246,200	10,736,782
Precision Castparts Corp.	37,000	6,097,230
Roper Industries, Inc.	97,000	8,426,390

		25,260,402

Internet Services — 1.7%
F5 Networks, Inc.*	30,300	3,215,436
Rackspace Hosting, Inc.*(a)	133,200	5,728,932
Zynga, Inc. (Class A Stock)*	55,300	520,373

		9,464,741

Life Science Tools & Services — 0.7%
Waters Corp.*	52,900	3,917,245

Machinery — 1.4%
Cummins, Inc.	51,900	4,568,238
Joy Global, Inc.	43,300	3,246,201

		7,814,439

Manufacturing — 2.9%
Donaldson Co., Inc.	103,400	7,039,472
Pall Corp.(a)	117,800	6,732,270
Polypore International, Inc.*(a)	60,000	2,639,400

		16,411,142

Media — 1.2%
AMC Networks, Inc. (Class A Stock)*	60,000	2,254,800
Discovery Communications, Inc. (Class A Stock)*	109,100	4,469,827

		6,724,627

Medical Supplies & Equipment — 2.1%
Intuitive Surgical, Inc.*(a)	16,800	7,778,568
Volcano Corp.*	177,900	4,232,241

		12,010,809

Metals & Mining — 0.5%
Agnico-Eagle Mines Ltd. (Canada)	74,500	2,705,840

Oil, Gas & Consumable Fuels — 10.5%
Cabot Oil & Gas Corp.	82,200	6,238,980
Cameron International Corp.*	40,000	1,967,600
CARBO Ceramics, Inc.(a)	70,000	8,633,100
Concho Resources, Inc.*	90,000	8,437,500
Core Laboratories NV (Netherlands)(a)	71,200	8,113,240
Denbury Resources, Inc.*	237,000	3,578,700
Laredo Petroleum Holdings, Inc.	63,300	1,411,590

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Oasis Petroleum, Inc.*(a)	85,000	$2,472,650
Oil States International, Inc.*	108,200	8,263,234
QEP Resources, Inc.	139,400	4,084,420
SM Energy Co.	77,900	5,694,490

		58,895,504

Pharmaceuticals — 6.1%
Catalyst Health Solutions, Inc.*(a)	128,400	6,676,800
Mead Johnson Nutrition Co.	90,000	6,185,700
Medicis Pharmaceutical Corp. (Class A Stock)	79,300	2,636,725
Perrigo Co.	76,400	7,433,720
Salix Pharmaceuticals Ltd.*(a)	110,600	5,292,210
Watson Pharmaceuticals, Inc.*	100,000	6,034,000

		34,259,155

Publishing — 0.6%
Nielsen Holdings NV (Netherlands)*	108,200	3,212,458

Real Estate Management & Development — 0.9%
Jones Lang LaSalle, Inc.	80,000	4,900,800

Restaurants — 0.7%
Arcos Dorados Holdings, Inc. (British Virgin Islands) (Class A Stock)	195,000	4,003,350

Retail & Merchandising — 10.0%
Bed Bath & Beyond, Inc.*	101,000	5,854,970
Dick’s Sporting Goods, Inc.(a)	148,100	5,461,928
Dollar Tree, Inc.*	135,600	11,269,716
Nordstrom, Inc.	122,600	6,094,446
O’Reilly Automotive, Inc.*	94,700	7,571,265
PVH Corp.	76,900	5,420,681
Ross Stores, Inc.	201,000	9,553,530
Tractor Supply Co.	75,000	5,261,250

		56,487,786

Semiconductors — 3.0%
Altera Corp.	77,500	2,875,250
Avago Technologies Ltd. (Singapore)	230,800	6,660,888
Cavium, Inc.*(a)	154,800	4,400,964
Microchip Technology, Inc.(a)	87,500	3,205,125

		17,142,227

Software — 5.7%
ANSYS, Inc.*	121,600	6,965,248
Ariba, Inc.*	100,000	2,808,000
Check Point Software Technologies Ltd. (Israel)*(a)	103,400	5,432,636
Citrix Systems, Inc.*	75,000	4,554,000
Electronic Arts, Inc.*	127,400	2,624,440
MSCI, Inc. (Class A Stock)*	86,100	2,835,273
Red Hat, Inc.*	81,700	3,373,393
Solera Holdings, Inc.	80,800	3,598,832

		32,191,822

Specialty Retail — 1.7%
DSW, Inc. (Class A Stock)(a)	103,400	4,571,314
MSC Industrial Direct Co., Inc. (Class A Stock)	72,100	5,158,755

		9,730,069

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications — 4.4%
Acme Packet, Inc.*(a)	78,800	$2,435,708
American Tower Corp. (Class A Stock)	102,400	6,145,024
SBA Communications Corp. (Class A Stock)*(a)	203,800	8,755,248
VeriFone Systems, Inc.*	210,000	7,459,200

		24,795,180

Transportation — 1.1%
J.B. Hunt Transport Services, Inc.	135,600	6,111,492

Waste Management — 1.6%
Stericycle, Inc.*(a)	117,300	9,140,016

TOTAL LONG-TERM INVESTMENTS (cost $432,710,442)		531,137,002

SHORT-TERM INVESTMENT — 27.7%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $155,826,909; includes $124,736,430 of cash collateral for securities on loan)(b)(w)(Note 4)	155,826,909	155,826,909

TOTAL INVESTMENTS — 122.1% (cost $588,537,351)		686,963,911
LIABILITIES IN EXCESS OF OTHER ASSETS — (22.1)%		(124,220,307)

NET ASSETS — 100.0%		$562,743,604

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $120,885,337; cash collateral of $124,736,430 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$531,137,002	$—	$—
Affiliated Money Market Mutual Fund	155,826,909	—	—

Total	$686,963,911	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (22.2% represents investments purchased with collateral from securities on loan)	27.7%
Oil, Gas & Consumable Fuels	10.5
Retail & Merchandising	10.0
Pharmaceuticals	6.1
Software	5.7
Computer Services & Software	5.3
Industrial Products	4.5
Telecommunications	4.4
Electronics	3.9
Semiconductors	3.0
Manufacturing	2.9
Commercial Services	2.8
Chemicals	2.7
Biotechnology	2.2
Medical Supplies & Equipment	2.1
Healthcare Products	1.8
Aerospace	1.8
Electronic Components	1.8
Specialty Retail	1.7
Internet Services	1.7

Waste Management	1.6%
Hotels, Restaurants & Leisure	1.4
Machinery	1.4
Financial Services	1.2
Media	1.2
Financial – Bank & Trust	1.2
Transportation	1.1
Computer Hardware	1.0
Consumer Products & Services	1.0
Clothing & Apparel	1.0
Real Estate Management & Development	0.9
Healthcare Services	0.8
Foods	0.8
Automotive Parts	0.7
Beverages	0.7
Restaurants	0.7
Life Science Tools & Services	0.7
Publishing	0.6
Entertainment & Leisure	0.5
Household Products/Wares	0.5
Metals & Mining	0.5

122.1
Liabilities in excess of other assets	(22.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $120,885,337:
Unaffiliated investments (cost $432,710,442)	$531,137,002
Affiliated investments (cost $155,826,909)	155,826,909
Receivable for fund share sold	1,235,431
Receivable for investments sold	485,554
Dividends receivable	120,102
Prepaid expenses	4,013

Total Assets	688,809,011

LIABILITIES:
Payable to broker for collateral for securities on loan	124,736,430
Payable for investments purchased	1,045,817
Advisory fees payable	219,692
Accrued expenses and other liabilities	57,252
Shareholder servicing fees payable	5,658
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	50

Total Liabilities	126,065,407

NET ASSETS	$562,743,604

Net assets were comprised of:
Paid-in capital	$623,376,862
Retained earnings	(60,633,258)

Net assets, December 31, 2011	$562,743,604

Net asset value and redemption price per share, $562,743,604 / 25,912,257 outstanding shares of beneficial interest	$21.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $14,294 foreign withholding tax)	$2,537,824
Affiliated income from securities lending, net	261,578
Affiliated dividend income	47,167

2,846,569

EXPENSES
Advisory fees	5,802,883
Shareholder servicing fees and expenses	644,765
Custodian and accounting fees	111,000
Audit fees	23,000
Trustees’ fees	16,000
Shareholders’ reports	13,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Commitment fee on syndicated credit agreement	7,000
Legal fees and expenses	7,000
Insurance expenses	6,000
Loan interest expense (Note 7)	3,778
Miscellaneous	10,774

Total expenses	6,654,200
Less: shareholder servicing fee waiver	(40,178)

Net expenses	6,614,022

NET INVESTMENT LOSS	(3,767,453)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	107,593,045
Net change in unrealized appreciation (depreciation) on investments	(106,883,615)

NET GAIN ON INVESTMENTS	709,430

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,058,023)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(3,767,453)	$(1,593,011)
Net realized gain on investment transactions	107,593,045	16,606,476
Net change in unrealized appreciation (depreciation) on investments	(106,883,615)	123,650,836

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,058,023)	138,664,301

FUND SHARE TRANSACTIONS:
Fund share sold [14,522,816 and 11,657,960 shares, respectively]	318,389,804	215,828,723
Fund share repurchased [21,344,958 and 6,525,855 shares, respectively]	(451,991,097)	(113,523,964)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(133,601,293)	102,304,759

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	208,652	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(136,450,664)	240,969,060
NET ASSETS:
Beginning of year	699,194,268	458,225,208

End of year	$562,743,604	$699,194,268

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.1%

COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 3.8%
Exelis, Inc.	27,300	$247,065
General Dynamics Corp.	54,600	3,625,986
L-3 Communications Holdings, Inc.	61,800	4,120,824
Northrop Grumman Corp.	40,300	2,356,744
Raytheon Co.	45,500	2,201,290
Rockwell Collins, Inc.(a)	61,200	3,388,644

		15,940,553

Agriculture — 0.8%
Archer-Daniels-Midland Co.	97,300	2,782,780
Bunge Ltd. (Bermuda)	13,200	755,040

		3,537,820

Apparel & Textile — 0.5%
Cintas Corp.	57,700	2,008,537

Auto Parts & Related — 1.6%
Autoliv, Inc.(a)	66,500	3,557,085
Federal-Mogul Corp.*	60,300	889,425
TRW Automotive Holdings Corp.*	72,100	2,350,460

		6,796,970

Automobile Manufacturers — 0.9%
Navistar International Corp.*	102,000	3,863,760

Beverages — 0.8%
Constellation Brands, Inc. (Class A Stock)*	157,000	3,245,190

Chemicals — 3.8%
Air Products & Chemicals, Inc.	38,200	3,254,258
Akzo Nobel NV (Netherlands), ADR(a)	67,800	3,274,740
CF Industries Holdings, Inc.	16,400	2,377,672
Eastman Chemical Co.	82,400	3,218,544
Huntsman Corp.	276,100	2,761,000
NewMarket Corp.(a)	6,300	1,248,093

		16,134,307

Commercial Banks — 5.1%
Banco Latinoamericano de Comercio Exterior SA (Panama)	97,500	1,564,875
BB&T Corp.(a)	62,900	1,583,193
Comerica, Inc.	63,600	1,640,880
CVB Financial Corp.	77,600	778,328
Fifth Third BanCorp.	297,400	3,782,928
Huntington Bancshares, Inc.	853,200	4,684,068
International Bancshares Corp.	131,600	2,412,886
KeyCorp.	366,400	2,817,616
PNC Financial Services Group, Inc.	22,600	1,303,342
Regions Financial Corp.	256,300	1,102,090

		21,670,206

Commercial Services & Supplies — 2.8%
Convergys Corp.*(a)	194,000	2,477,380
Corrections Corp. of America*	158,000	3,218,460
Lender Processing Services, Inc.	74,400	1,121,208
RR Donnelley & Sons Co.(a)	129,000	1,861,470
Western Union Co. (The)	168,900	3,084,114

		11,762,632

Computer Hardware — 1.7%
Lexmark International, Inc. (Class A Stock)	62,700	2,073,489
Seagate Technology PLC (Ireland)	162,500	2,665,000

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Hardware (continued)
Western Digital Corp.*	73,800	$2,284,110

		7,022,599

Computer Services & Software — 1.6%
Computer Sciences Corp.	62,400	1,478,880
Fidelity National Information Services, Inc.	143,500	3,815,665
Nuance Communications, Inc.*(a)	57,600	1,449,216

		6,743,761

Construction — 0.4%
URS Corp.*	50,600	1,777,072

Construction & Engineering — 0.6%
KBR, Inc.	54,600	1,521,702
Tutor Perini Corp.*	90,200	1,113,068

		2,634,770

Consumer Products & Services — 1.1%
Avery Dennison Corp.	87,000	2,495,160
Whirlpool Corp.(a)	46,500	2,206,425

		4,701,585

Containers & Packaging — 1.7%
Boise, Inc.	199,300	1,419,016
Domtar Corp.	34,000	2,718,640
Owens-Illinois, Inc.*	82,900	1,606,602
Rock-Tenn Co. (Class A Stock)	25,900	1,494,430

		7,238,688

Diversified Financial Services — 0.7%
GFI Group, Inc.	260,400	1,072,848
Nelnet, Inc. (Class A Stock)	76,900	1,881,743

		2,954,591

Diversified Manufacturing Operations — 1.0%
Ingersoll-Rand PLC (Ireland)	47,100	1,435,137
ITT Corp.	142,650	2,757,425

		4,192,562

Electric — 4.6%
Ameren Corp.	104,300	3,455,459
Entergy Corp.	60,000	4,383,000
GenOn Energy, Inc.*	308,300	804,663
NV Energy, Inc.	173,400	2,835,090
Pinnacle West Capital Corp.	27,700	1,334,586
Portland General Electric Co	124,600	3,151,134
Public Service Enterprise Group, Inc.	40,700	1,343,507
TECO Energy, Inc.	107,300	2,053,722

		19,361,161

Electronic Components & Equipment — 0.2%
Benchmark Electronics, Inc.*	75,600	1,018,332

Electronic Equipment & Instruments — 1.1%
Ingram Micro, Inc. (Class A Stock)*	75,500	1,373,345
TE Connectivity Ltd. (Switzerland)	106,200	3,272,022

		4,645,367

Electronics — 1.2%
Flextronics International Ltd.*	350,400	1,983,264
Tyco International Ltd. (Switzerland)	70,000	3,269,700

		5,252,964

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Services — 0.5%
Covanta Holding Corp.	166,100	$2,273,909

Entertainment — 0.3%
Dolby Laboratories, Inc. (Class A Stock)*	37,700	1,150,227

Environmental Control — 0.4%
Republic Services, Inc.	53,800	1,482,190

Financial Services — 2.6%
Ameriprise Financial, Inc.	74,900	3,718,036
Capital One Financial Corp.	42,400	1,793,096
State Street Corp.	133,200	5,369,292

		10,880,424

Food & Staples Retailing — 3.6%
CVS Caremark Corp.	109,800	4,477,644
Safeway, Inc.	468,500	9,857,240
SUPERVALU, Inc.(a)	130,200	1,057,224

		15,392,108

Foods — 2.4%
Cal-Maine Foods, Inc.(a)	12,300	449,811
Chiquita Brands International, Inc.*	114,386	953,979
Fresh Del Monte Produce, Inc. (Cayman Islands)	86,900	2,173,369
Kroger Co. (The)	98,700	2,390,514
Smithfield Foods, Inc.*	177,700	4,314,556

		10,282,229

Gas Utilities — 1.3%
Sempra Energy.	44,100	2,425,500
UGI Corp.	107,900	3,172,260

		5,597,760

Healthcare Equipment & Supplies — 1.5%
Zimmer Holdings, Inc.*	117,500	6,276,850

Healthcare Products — 1.8%
Boston Scientific Corp.*	328,500	1,754,190
Covidien PLC (Ireland)	59,300	2,669,093
Hospira, Inc.*	97,100	2,948,927

		7,372,210

Healthcare Services — 2.2%
Aetna, Inc.	98,700	4,164,153
Coventry Health Care, Inc.*	37,100	1,126,727
Humana, Inc.	32,300	2,829,803
LifePoint Hospitals, Inc.*	31,100	1,155,365

		9,276,048

Home Furnishings — 0.3%
Harman International Industries, Inc.	29,400	1,118,376

Hotels, Restaurants & Leisure — 1.0%
Wyndham Worldwide Corp.	106,600	4,032,678

Household Durables — 0.3%
Newell Rubbermaid, Inc.	65,900	1,064,285

Insurance — 7.6%
Aflac, Inc.	36,700	1,587,642
Allstate Corp. (The)	53,300	1,460,953
American Financial Group, Inc.	83,200	3,069,248
Aspen Insurance Holdings Ltd. (Bermuda)	49,500	1,311,750
Chubb Corp. (The)	15,400	1,065,988
Delphi Financial Group, Inc. (Class A Stock) .	92,400	4,093,320

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Endurance Specialty Holdings Ltd. (Bermuda)	50,300	$1,923,975
Hartford Financial Services Group, Inc. (The)	74,300	1,207,375
Lincoln National Corp.	86,900	1,687,598
Maiden Holdings Ltd. (Bermuda)	189,700	1,661,772
Montpelier Re Holdings Ltd. (Bermuda)	84,700	1,503,425
PartnerRe Ltd. (Bermuda)	30,900	1,984,089
Platinum Underwriters Holdings Ltd. (Bermuda)	43,100	1,470,141
StanCorp Financial Group, Inc.	53,400	1,962,450
Torchmark Corp.	37,300	1,618,447
Unum Group	116,800	2,460,976
Validus Holdings Ltd. (Bermuda)	63,800	2,009,700

		32,078,849

Internet Services — 0.7%
Symantec Corp.*	194,300	3,040,795

Machinery & Equipment — 1.0%
AGCO Corp.*	64,900	2,788,753
Albany International Corp. (Class A Stock)	66,100	1,528,232

		4,316,985

Media — 1.1%
DISH Network Corp. (Class A Stock)	39,400	1,122,112
Gannett Co., Inc.	168,300	2,250,171
Scholastic Corp.(a)	35,500	1,063,935

		4,436,218

Metals & Mining — 0.5%
Timken Co.	50,400	1,950,984

Office Equipment & Supplies — 0.3%
Xerox Corp.	151,800	1,208,328

Oil, Gas & Consumable Fuels — 6.8%
Complete Production Services, Inc.*(a)	44,900	1,506,844
Dresser-Rand Group, Inc.*	30,100	1,502,291
Hess Corp.	60,000	3,408,000
Marathon Oil Corp.	91,500	2,678,205
Murphy Oil Corp.	66,100	3,684,414
Southwestern Energy Co.*	80,200	2,561,588
Sunoco, Inc.	108,600	4,454,772
Tesoro Corp.*(a)	121,900	2,847,584
USEC, Inc.*(a)	234,900	267,786
Valero Energy Corp.	207,700	4,372,085
W&T Offshore, Inc.(a)	74,000	1,569,540

		28,853,109

Paper & Forest Products — 0.8%
International Paper Co.	120,000	3,552,000

Personal Products — 0.4%
Avon Products, Inc.	105,200	1,837,844

Pharmaceuticals — 1.4%
Endo Pharmaceuticals Holdings, Inc.*	34,800	1,201,644
Omnicare, Inc.	71,500	2,463,175
Par Pharmaceutical Cos., Inc.*	62,100	2,032,533

		5,697,352

Printing & Publishing — 0.4%
Consolidated Graphics, Inc.*	33,300	1,607,724

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts — 4.9%
Annaly Capital Management, Inc.	138,374	$2,208,449
Brandywine Realty Trust(a)	253,400	2,407,300
CBL & Associates Properties, Inc.(a)	223,300	3,505,810
CommonWealth REIT	125,400	2,086,656
Hospitality Properties Trust	158,700	3,646,926
Lexington Realty Trust(a)	248,000	1,857,520
MFA Financial, Inc.	292,900	1,968,288
Starwood Property Trust, Inc.	80,400	1,488,204
Sunstone Hotel Investors, Inc.*	183,100	1,492,265

		20,661,418

Restaurants — 0.8%
Bob Evans Farms, Inc.	52,200	1,750,788
Brinker International, Inc.(a)	64,200	1,717,992

		3,468,780

Retail & Merchandising — 6.4%
Advance Auto Parts, Inc.(a)	55,700	3,878,391
Best Buy Co., Inc.	261,600	6,113,592
Chico’s FAS, Inc.	270,200	3,010,028
Dillard’s, Inc. (Class A Stock)	62,700	2,813,976
Foot Locker, Inc.	94,200	2,245,728
GameStop Corp. (Class A Stock)*(a)	75,500	1,821,815
Gap, Inc. (The)	127,700	2,368,835
Kohl’s Corp.	43,500	2,146,725
RadioShack Corp.(a)	107,700	1,045,767
Stage Stores, Inc.	115,400	1,602,906

		27,047,763

Security & Alarm Services — 0.7%
Brink’s Co. (The)	113,500	3,050,880

Semiconductors — 1.5%
Fairchild Semiconductor International, Inc.*(a)	211,100	2,541,644
Freescale Semiconductor Holdings I Ltd. (Bermuda)*(a)	122,800	1,553,420
GT Advanced Technologies, Inc.*	147,900	1,070,796
Marvell Technology Group Ltd. (Bermuda)*	84,400	1,168,940

		6,334,800

Specialty Retail — 0.8%
Wendy’s Co. (The)	634,100	3,398,776

Telecommunications — 3.3%
Amdocs Ltd. (Guernsey)*	95,600	2,727,468
Comtech Telecommunications Corp.	42,700	1,222,074
Harris Corp.(a)	108,900	3,924,756
Motorola Solutions, Inc.	65,500	3,031,995
Virgin Media, Inc.(a)	148,900	3,183,482

		14,089,775

Thrifts & Mortgage Finance — 0.7%
People’s United Financial, Inc.	233,300	2,997,905

Transportation — 0.5%
Aircastle Ltd. (Bermuda)	163,317	2,077,392
Genco Shipping & Trading Ltd. (Marshall Islands)*(a)	30,200	204,152

		2,281,544

Utilities — 2.3%
American Electric Power Co., Inc.	71,300	2,945,403

COMMON STOCKS (continued)	Shares	Value (Note 2)

Utilities (continued)
CenterPoint Energy, Inc.	183,000	$3,676,470
CMS Energy Corp.	51,500	1,137,120
DTE Energy Co.	38,000	2,069,100

		9,828,093

TOTAL LONG-TERM INVESTMENTS (cost $407,885,168)		410,442,643

SHORT-TERM INVESTMENT — 14.5%
Affiliated money market mutual fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $61,256,075; includes $46,183,746 of cash collateral forsecurities on loan)(b)(w)(Note 4)	61,256,075	61,256,075

TOTAL INVESTMENTS — 111.6% (cost $469,141,243)		471,698,718
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.6)%		(49,115,168)

NET ASSETS — 100.0%		$422,583,550

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,767,205; cash collateral of $46,183,746 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios

2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds,foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$410,442,643	$—	$—
Affiliated Money Market Mutual Fund	61,256,075	—	—

Total	$471,698,718	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (10.9% represents investments purchased with collateral from securities on loan)	14.5%
Insurance	7.6
Oil, Gas & Consumable Fuels	6.8
Retail & Merchandising	6.4
Commercial Banks	5.1
Real Estate Investment Trusts	4.9
Electric	4.6
Chemicals	3.8
Aerospace & Defense	3.8
Food & Staples Retailing	3.6
Telecommunications	3.3
Commercial Services & Supplies	2.8
Financial Services	2.6
Foods	2.4
Utilities	2.3
Healthcare Services	2.2
Healthcare Products	1.8
Containers & Packaging	1.7
Computer Hardware	1.7
Auto Parts & Related	1.6
Computer Services & Software	1.6
Semiconductors	1.5
Healthcare Equipment & Supplies	1.5
Pharmaceuticals	1.4
Gas Utilities	1.3
Electronics	1.2
Consumer Products & Services	1.1
Electronic Equipment & Instruments	1.1

Media	1.1%
Machinery & Equipment	1.0
Diversified Manufacturing Operations	1.0
Hotels, Restaurants & Leisure	1.0
Automobile Manufacturers	0.9
Paper & Forest Products	0.8
Agriculture	0.8
Restaurants	0.8
Specialty Retail	0.8
Beverages	0.8
Security & Alarm Services	0.7
Internet Services	0.7
Thrifts & Mortgage Finance	0.7
Diversified Financial Services	0.7
Construction & Engineering	0.6
Transportation	0.5
Energy Services	0.5
Apparel & Textile	0.5
Metals & Mining	0.5
Personal Products	0.4
Construction	0.4
Printing & Publishing	0.4
Environmental Control	0.4
Office Equipment & Supplies	0.3
Entertainment	0.3
Home Furnishings	0.3
Household Durables	0.3
Electronic Components & Equipment	0.2

111.6
Liabilities in excess of other assets	(11.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $44,767,205:
Unaffiliated investments (cost $407,885,168)	$410,442,643
Affiliated investments (cost $61,256,075)	61,256,075
Dividends receivable	843,199
Receivable for fund share sold	365,458
Receivable for investments sold	10,769
Prepaid expenses	11,571

Total Assets	472,929,715

LIABILITIES:
Payable to broker for collateral for securities on loan	46,183,746
Payable for fund share repurchased	3,731,109
Payable for investments purchased	204,738
Advisory fees payable	164,539
Accrued expenses and other liabilities	57,136
Shareholder servicing fees payable	4,389
Affiliated transfer agent fee payable	508

Total Liabilities	50,346,165

NET ASSETS	$422,583,550

Net assets were comprised of:
Paid-in capital	$435,242,016
Retained earnings.	(12,658,466)

Net assets, December 31, 2011	$422,583,550

Net asset value and redemption price per share, $422,583,550 / 28,856,312 outstanding shares of beneficial interest	$14.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $18,478 foreign withholding tax)	$9,955,360
Affiliated income from securities lending, net	203,386
Affiliated dividend income	31,854

10,190,600

EXPENSES
Advisory fees	4,591,994
Shareholder servicing fees and expenses	510,221
Custodian and accounting fees	104,000
Audit fees	23,000
Trustees’ fees	16,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (includingaffiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	5,000
Loan interest expense (Note 7)	791
Miscellaneous	7,107

Total expenses	5,293,113
Less: shareholder servicing fee waiver	(18,431)

Net expenses	5,274,682

NET INVESTMENT INCOME	4,915,918

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	51,284,692
Net change in unrealized appreciation (depreciation)on investments	(85,125,022)

NET LOSS ON INVESTMENTS	(33,840,330)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,924,412)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,915,918	$4,649,331
Net realized gain on investment transactions	51,284,692	26,116,420
Net change in unrealized appreciation (depreciation) on investments	(85,125,022)	66,202,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,924,412)	96,968,641

DISTRIBUTIONS	(4,653,333)	(5,433,002)

FUND SHARE TRANSACTIONS:
Fund share sold [11,102,956 and 7,936,419 shares, respectively]	163,162,111	106,465,387
Fund share issued in reinvestment of distributions [302,165 and 430,166 shares, respectively]	4,653,333	5,433,002
Fund share repurchased [17,628,541 and 9,611,860 shares, respectively]	(243,249,949)	(123,526,605)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(75,434,505)	(11,628,216)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	512,196	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(108,500,054)	79,907,423
NET ASSETS:
Beginning of year	531,083,604	451,176,181

End of year	$422,583,550	$531,083,604

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS — 88.4%	Shares	Value (Note 2)

Argentina — 0.7%
Arcos Dorados Holdings, Inc. (Class A Stock)	8,900	$182,717
Banco Macro SA, ADR	30,590	596,505
BBVA Banco Frances SA, ADR(g)	54,800	266,876
Cresud SACIF y A, ADR(g)	145,601	1,658,395
Grupo Financiero Galicia SA, ADR(a)	55,630	329,886
IRSA Inversiones y Representaciones SA, ADR(g)	26,280	272,524
MercadoLibre, Inc.	15,900	1,264,686
Pampa Energia SA, ADR(g)	25,400	273,050
Petrobras Argentina SA (Class B Stock)(g)	48,072	69,153
Petrobras Argentina SA, ADR	53,844	679,511
Telecom Argentina SA, ADR	43,730	781,892
Transportadora de Gas del Sur SA, ADR(g)	68,030	204,770

		6,579,965

Botswana — 0.5%
Barclays Bank of Botswana Ltd.(g)	272,230	251,328
Botswana Insurance Holdings Ltd.(g)	425,050	555,068
First National Bank of Botswana(g)	2,827,716	1,002,623
Letshego Holdings Ltd.*(g)	8,368,728	1,713,196
Sechaba Breweries Ltd.(g)	464,634	749,125
Standard Chartered Bank Botswana Ltd.(g)	245,110	300,081

		4,571,421

Brazil — 2.6%
All America Latina Logistica SA	92,300	460,201
Banco do Brasil SA	75,075	953,908
Banco Santander Brasil SA	59,200	474,806
BM&FBOVESPA SA	158,899	834,853
BR Malls Participacoes SA	59,500	578,014
BR Properties SA	25,700	254,899
Brasil Telecom SA, ADR	13,800	245,502
BRF - Brasil Foods SA	72,460	1,414,820
Brookfield Incorporacoes SA	66,400	176,212
CCR SA	129,600	849,062
CETIP SA - Balcao Organizado de Ativos e Derivativos	17,700	255,738
Cia de Saneamento Basico do Estado de Sao Paulo*	19,900	555,098
Cia de Saneamento de Minas Gerais-COPASA	17,400	311,572
Cia Energetica de Minas Gerais, ADR(a)	18,500	329,115
Cia Hering	14,900	259,297
Cia Siderurgica Nacional SA	66,200	531,658
Cielo SA	56,300	1,454,851
Cosan SA Industria e Comercio	26,500	383,595
CPFL Energia SA	29,800	415,706
Cyrela Brazil Realty SA Empreendimentos e Participacoes	36,400	289,600
Diagnosticos da America SA	40,400	335,719
EcoRodovias Infrastructura e Logistica SA	27,100	202,678
EDP - Energias do Brasil SA	13,300	295,912
Embraer SA	72,000	453,945
Embraer SA, ADR	17,500	441,350
Even Construtora e Incorporadora SA	64,600	214,035
Hypermarcas SA	83,000	378,233
Iochpe-Maxion SA	22,500	304,584
JBS SA*	90,400	294,669

COMMON STOCKS (continued)	Shares	Value (Note 2)

Brazil (continued)
Light SA	23,000	$355,127
Localiza Rent a Car SA	27,600	378,802
Lojas Renner SA	22,500	583,957
Marfrig Alimentos SA	34,840	159,514
MRV Engenharia e Participacoes SA	62,000	355,663
Multiplan Empreendimentos Imobiliarios SA	13,200	270,829
Natura Cosmeticos SA	23,800	462,666
OGX Petroleo e Gas Participacoes SA*	81,300	593,650
PDG Realty SA Empreendimentos e Participacoes	160,000	506,098
Petroleo Brasileiro SA, ADR(a)	39,200	920,808
Qualicorp SA*	26,100	234,379
Redecard SA	64,000	1,001,560
Souza Cruz SA	53,900	662,029
Tim Participacoes SA	131,133	649,601
Totvs SA	25,500	454,700
Tractebel Energia SA	17,300	277,876
Ultrapar Participacoes SA	25,900	444,476
Weg SA	31,900	321,181

		22,582,548

Bulgaria — 0.2%
Bulgarian American Credit Bank JSCO*(g)	23,904	61,429
CB First Investment Bank AD*(g)	155,563	194,428
Central Cooperative Bank AD*(g)	87,402	46,957
Chimimport AD*(g)	265,946	237,546
Corporate Commercial Bank AD*	3,940	210,868
Industrial Holding Bulgaria PLC*(g)	72,512	28,786
MonBat AD(g)	48,227	173,265
Olovno Tzinkov Komplex AD*(g)	9,086	30,299
Petrol AD*(g)	90,727	477,826
Sopharma AD Sofia(g)	197,237	414,989

		1,876,393

Chile — 3.0%
Administradora de Fondos de Pensiones
Provida SA, ADR(a)	4,700	307,474
AES Gener SA	628,200	334,621
Almendral SA	2,494,900	328,011
Antarchile SA	33,100	488,695
Banco de Chile	19,900,754	2,704,127
Banco de Credito e Inversiones	20,769	1,150,950
Banco Santander Chile	17,951,650	1,292,726
Banmedica SA	148,000	243,919
Besalco SA	196,700	265,377
CAP SA	22,150	809,466
Cencosud SA	289,522	1,675,995
Cia Cervecerias Unidas SA, ADR	10,900	687,790
Cia General de Electricidad SA	91,310	437,655
Cia Sud Americana de Vapores SA	674,400	132,712
Colbun SA	1,967,650	503,181
CorpBanca SA	47,595,300	612,921
Embotelladora Andina SA (Class B Stock), ADR	11,550	300,647
Empresa Nacional de Telecomunicaciones SA	889,600	1,311,830
Empresas CMPC SA	352,620	1,294,411
Empresas COPEC SA	130,750	1,746,437
Empresas La Polar SA	274,550	153,262
Enersis SA	3,092,600	1,087,143

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chile (continued)
Enersis SA, ADR	10,400	$183,352
ENTEL Chile SA	26,150	489,239
Inversiones Aguas Metropolitanas SA	126,600	194,469
Lan Airlines SA, ADR(a)	47,050	1,093,442
Masisa SA	1,801,650	163,068
Parque Arauco SA	226,800	369,830
Quinenco SA	97,600	234,841
Ripley Corp. SA	377,100	359,316
SACI Falabella	285,850	2,222,477
Salfacorp SA	221,800	549,697
Sigdo Koppers SA	177,800	297,797
Sociedad Quimica y Minera de Chile SA, ADR(a)	28,900	1,556,265
Sonda SA	240,225	577,419
Vina Concha y Toro SA	101,350	193,086
Vina Concha y Toro SA, ADR	2,800	105,000

		26,458,648

China — 9.0%
AAC Technologies Holdings, Inc.	130,000	291,917
Agricultural Bank of China Ltd. (Class H Stock)	1,872,000	805,047
Air China Ltd. (Class H Stock)	528,000	390,225
Alibaba.Com Ltd.*	161,000	166,460
Aluminum Corp. of China Ltd. (Class H Stock)	550,000	239,358
Anhui Conch Cement Co. Ltd. (Class H Stock)	185,500	550,534
AsiaInfo-Linkage, Inc.*(a)	26,200	203,050
AviChina Industry & Technology Co. Ltd. (Class H Stock)	692,000	289,573
Baidu, Inc., ADR*	36,700	4,274,449
Bank of China Ltd. (Class H Stock)	5,686,000	2,093,833
Bank of Communications Co. Ltd. (Class H Stock)	555,800	388,586
BBMG Corp. (Class H Stock)	342,000	227,219
Beijing Capital International Airport Co. Ltd. (Class H Stock)	342,000	171,735
Beijing Enterprises Holdings Ltd.	83,000	498,004
BOE Technology Group Co. Ltd. (Class B Stock)*	692,040	90,887
Brilliance China Automotive Holdings Ltd.*	340,000	366,853
BYD Co. Ltd. (Class H Stock)*	116,000	251,518
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (Class H Stock)	270,400	291,060
Chaoda Modern Agriculture Holdings Ltd.(g)	821,520	1,058
China Agri-Industries Holdings Ltd	394,000	299,815
China CITIC Bank Corp. Ltd. (Class H Stock)	975,000	548,599
China Coal Energy Co. Ltd. (Class H Stock) .	450,000	485,541
China Communications Construction Co. Ltd. (Class H Stock)	681,000	532,237
China Communications Services Corp. Ltd. (Class H Stock)	638,000	287,513
China Construction Bank Corp. (Class H Stock)	6,242,670	4,356,510
China COSCO Holdings Co. Ltd. (Class H Stock)	544,000	267,566
China Dongxiang Group Co.	1,171,000	199,021

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
China Everbright International Ltd.	578,000	$209,124
China Everbright Ltd.	172,000	269,297
China High Speed Transmission Equipment Group Co. Ltd.	190,000	83,177
China International Marine Containers Group Co. Ltd. (Class B Stock)	185,700	212,800
China Life Insurance Co. Ltd. (Class H Stock)	671,000	1,658,795
China Longyuan Power Group Corp. (Class H Stock)	415,000	324,344
China Medical Technologies, Inc., ADR*(a)	60,100	170,684
China Mengniu Dairy Co. Ltd.	185,000	432,570
China Merchants Bank Co. Ltd. (Class H Stock)	333,769	674,706
China Merchants Holdings International Co. Ltd.	132,000	383,257
China Minsheng Banking Corp Ltd. (Class H Stock)	323,500	280,323
China Mobile Ltd.	812,500	7,940,251
China National Building Material Co. Ltd. (Class H Stock)	328,000	372,487
China Oilfield Services Ltd. (Class H Stock) .	166,000	262,040
China Overseas Land & Investment Ltd.	384,720	642,967
China Pacific Insurance Group Co. Ltd. (Class H Stock)	103,200	293,657
China Petroleum & Chemical Corp. (Class H Stock)	1,720,000	1,809,337
China Railway Group Ltd. (Class H Stock)	796,000	249,051
China Resources Enterprise Ltd.	148,000	507,841
China Resources Land Ltd.	196,000	314,949
China Resources Power Holdings Co. Ltd.	255,400	492,608
China Shanshui Cement Group Ltd.	250,000	166,418
China Shenhua Energy Co. Ltd. (Class H Stock)	361,000	1,566,413
China Shineway Pharmaceutical Group Ltd.	200,000	283,779
China Shipping Container Lines Co. Ltd. (Class H Stock)*	1,105,000	251,828
China Shipping Development Co. Ltd. (Class H Stock)	250,000	156,117
China Taiping Insurance Holdings Co. Ltd.*	80,000	148,327
China Telecom Corp. Ltd. (Class H Stock)	2,190,000	1,246,337
China Unicom Hong Kong Ltd	818,052	1,721,084
China Vanke Co. Ltd. (Class B Stock)	137,500	135,967
China Yurun Food Group Ltd.	249,000	327,016
Chongqing Changan Automobile Co. Ltd. (Class B Stock)	743,904	266,275
CITIC Pacific Ltd.	175,000	315,453
CNOOC Ltd.	1,773,000	3,100,113
COSCO Pacific Ltd.	198,000	231,229
Country Garden Holdings Co.	974,000	364,940
Ctrip.com International Ltd., ADR*(a)	34,700	811,980
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	295,166
Dongfang Electric Corp. Ltd. (Class H Stock)	80,600	238,689
Dongfeng Motor Group Co. Ltd. (Class H Stock)	366,000	627,703
Evergrande Real Estate Group Ltd.	746,000	309,288
Focus Media Holding Ltd., ADR*	29,800	580,802

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Global Bio-Chem Technology Group Co. Ltd.	730,000	$148,508
Golden Eagle Retail Group Ltd.	153,000	323,470
Great Wall Motor Co. Ltd. (Class H Stock)	271,500	396,417
Guangdong Investment Ltd.	756,000	458,471
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	451,909	377,047
Guangzhou Shipyard International Co. Ltd. (Class H Stock)	238,556	179,379
Hidili Industry International Development Ltd.	416,000	123,730
Home Inns & Hotels Management, Inc., ADR*(a)	7,800	201,240
Huaneng Power International, Inc. (Class H Stock)	646,000	343,520
Industrial & Commercial Bank of China Ltd. (Class H Stock)	5,500,000	3,264,620
Inner Mongolia Eerduosi Resources Co. Ltd. (Class B Stock)	133,600	143,887
Inner Mongolia Yitai Coal Co. (Class B Stock)	56,592	281,432
Jiangsu Expressway Co. Ltd. (Class H Stock)	274,000	252,247
Jiangxi Copper Co. Ltd. (Class H Stock)	216,000	466,675
Kingboard Chemical Holdings Ltd.	137,500	407,192
Kunlun Energy Co. Ltd.	230,000	327,531
Lee & Man Paper Manufacturing Ltd.	275,000	88,874
Lenovo Group Ltd.	840,000	560,245
Li Ning Co. Ltd.	148,500	117,972
Maanshan Iron & Steel (Class H Stock)	392,000	125,677
Mindray Medical International Ltd., ADR(a)	11,800	302,552
NetEase.com, ADR*	14,500	650,325
New Oriental Education & Technology Group, Inc., ADR*	81,200	1,952,860
Nine Dragons Paper Holdings Ltd.	289,000	181,960
NVC Lighting Holdings Ltd.	687,000	253,868
Parkson Retail Group Ltd.	288,000	353,019
PetroChina Co. Ltd. (Class H Stock)	2,228,000	2,774,027
PICC Property & Casualty Co. Ltd. (Class H Stock)	284,000	383,952
Ping An Insurance Group Co. (Class H Stock)	165,500	1,091,031
Poly (Hong Kong) Investments Ltd.	323,000	140,153
Ports Design Ltd.	82,500	124,707
Real Gold Mining Ltd.(g)	209,000	118,539
Semiconductor Manufacturing International Corp.*	3,851,000	185,940
Shanda Interactive Entertainment Ltd., ADR*	6,100	244,061
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	368,000	331,203
Shanghai Electric Group Co. Ltd. (Class H Stock)	458,000	211,704
Shanghai Haixin Group Co. (Class B Stock)*	451,500	190,985
Shanghai Industrial Holdings Ltd.	79,000	219,201
Shimao Property Holdings Ltd.	167,000	142,560
Sihuan Pharmaceutical Holdings Group Ltd.	988,000	349,831
SINA Corp.*	13,900	722,800
Sino Biopharmaceutical Ltd.	548,000	162,990

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Sinofert Holdings Ltd.	608,000	$170,659
Sino-Ocean Land Holdings Ltd.	701,000	324,930
Sinopharm Group Co. Ltd. (Class H Stock)	128,400	308,493
Soho China Ltd.	315,000	209,686
Sohu.com, Inc.*(a)	10,500	525,000
Suntech Power Holdings Co. Ltd., ADR*(a)	84,600	186,966
Tencent Holdings Ltd.	113,700	2,285,243
Tingyi Cayman Islands Holding Corp.	228,000	692,813
Tsingtao Brewery Co. Ltd. (Class H Stock)	74,000	409,703
VODone Ltd.	1,888,000	247,954
Want Want China Holdings Ltd.	1,013,400	1,011,234
Weichai Power Co. Ltd. (Class H Stock)	70,000	344,295
Wumart Stores, Inc. (Class H Stock)	137,000	286,115
WuXi PharmaTech Cayman, Inc., ADR*	15,000	165,600
Yandex NV*(a)	35,600	701,320
Yangzijiang Shipbuilding Holdings Ltd.	323,000	226,614
Yantai Changyu Pioneer Wine Co. Ltd. (Class B Stock)	39,300	430,111
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	210,000	448,304
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	160,000	254,217
Zhejiang Expressway Co. Ltd. (Class H Stock)	374,000	242,701
Zhongsheng Group Holdings Ltd.	114,000	189,936
Zijin Mining Group Co. Ltd. (Class H Stock)	810,000	304,535
ZTE Corp. (Class H Stock)	138,808	435,194

		79,375,382

Colombia — 1.6%
Almacenes Exito SA	93,758	1,231,405
Banco Davivienda SA	19,100	205,533
Banco de Bogota SA(g)	25,277	638,934
BanColombia SA, ADR(a)	34,800	2,072,688
Cementos Argos SA	99,900	559,667
Corp Financiera Colombiana SA*	372	6,298
Corporacion Financiera Colombiana	18,042	314,956
Ecopetrol SA	955,700	2,078,037
Empresa de Energia de Bogota SA	725,000	439,451
Grupo Aval Acciones y Valores	1,192,500	768,958
Grupo de Inversiones Suramericana SA	60,800	975,435
Grupo Nutresa SA	125,782	1,414,520
Interconexion Electrica SA ESP(g)	246,600	1,424,772
Inversiones Argos SA	81,800	709,763
Isagen SA ESP	473,100	507,634
Tableros y Maderas de Caldas SA	52,399,900	269,771
Textiles Fabricato Tejicondor SA*	4,281,100	186,615

		13,804,437

Croatia — 0.5%
Atlantska Plovidba dd*(g)	2,227	126,597
Dalekovod dd*(g)	9,170	203,158
Ericsson Nikola Tesla(g)	2,615	485,033
Hrvatski Telekom dd(g)	52,645	2,188,004
Koncar-Elektroindustrija dd(g)	2,810	248,053
Petrokemija dd*(g)	14,297	478,777
Podravka dd*(g)	14,200	563,347
Zagrebacka Banka dd*(g)	55,500	386,795

		4,679,764

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Czech Republic — 1.5%
CEZ A/S	130,250	$5,181,889
Komercni Banka A/S	18,500	3,118,198
New World Resources PLC (Class A Stock)	178,800	1,228,919
Pegas Nonwovens SA	21,937	507,436
Philip Morris CR A/S	900	573,074
Telefonica 02 Czech Republic A/S	70,200	1,361,247
Unipetrol A/S*	128,300	1,110,480

		13,081,243

Egypt — 0.2%
Orascom Telecom Holding SAE*(g)	2,811,081	1,659,404

Estonia — 0.4%
AS Nordecon International*(g)	60,000	69,889
Merko Ehitus A/S(g)	32,608	227,895
Olympic Entertainment Group A/S(g)	350,536	481,808
Tallink Group Ltd.*(g)	2,334,200	1,728,030
Tallinna Kaubamaja A/S(g)	88,428	550,837
Tallinna Vesi A/S (Class A Stock)(g)	21,500	175,028

		3,233,487

Ghana — 0.2%
CAL Bank Ltd.(g)	1,140,075	194,706
Ghana Commercial Bank Ltd.(g)	1,190,800	1,343,690
Standard Chartered Bank/Ghana(g)	13,000	360,622

		1,899,018

Hungary — 1.5%
Egis Gyogyszergyar Nyrt	5,654	410,989
Magyar Telekom Telecommunications PLC	1,026,890	2,188,729
MOL Hungarian Oil and Gas PLC*	49,380	3,518,450
OTP Bank PLC	275,250	3,637,593
Richter Gedeon Nyrt*(g)	21,850	3,068,869
		12,824,630
India — 5.8%
ACC Ltd.	7,300	156,282
Adani Enterprises Ltd.	53,400	295,231
Adani Power Ltd.*	139,800	164,401
Ambuja Cements Ltd.	141,100	412,765
Amtek Auto Ltd.	78,090	139,402
Apollo Hospitals Enterprise Ltd.	29,000	308,649
Asian Paints Ltd.	4,700	229,433
Axis Bank Ltd.	34,600	526,509
Bajaj Auto Ltd.	13,100	392,568
Bank of Baroda	18,000	225,521
Bank of India	29,800	149,463
Bharat Heavy Electricals Ltd.	122,600	551,417
Bharti Airtel Ltd.	454,080	2,937,134
Bosch Ltd.	2,600	331,731
Cairn India Ltd.*	89,580	530,092
Canara Bank	30,000	205,913
Cipla Ltd.	51,610	310,894
Coal India Ltd.	132,100	747,874
Colgate-Palmolive India Ltd.	7,200	134,299
Crompton Greaves Ltd.	69,000	163,843
Dabur India Ltd.	93,400	174,911
DLF Ltd.	122,930	423,849
Dr. Reddy’s Laboratories Ltd.	19,100	567,533
Essar Oil Ltd.*	157,350	149,039
GAIL India Ltd.*	104,000	751,334

COMMON STOCKS (continued)	Shares	Value (Note 2)

India (continued)
Glaxosmithkline Pharmaceuticals Ltd.	4,500	$164,828
Glenmark Pharmaceuticals Ltd.	33,390	184,571
Godrej Consumer Products Ltd.	26,000	188,788
Gujarat State Petronet Ltd.	115,100	168,407
HCL Technologies Ltd.	32,000	233,771
HDFC Bank Ltd., ADR	71,850	1,888,218
Hero Honda Motors Ltd.	15,300	548,890
Hindalco Industries Ltd.	192,900	420,817
Hindustan Unilever Ltd.	205,200	1,574,211
Housing Development & Infrastructure Ltd.*	264,057	265,275
Housing Development Finance Corp.	180,600	2,217,498
ICICI Bank Ltd., ADR(a)	49,880	1,318,328
Idea Cellular Ltd.*	252,560	391,407
IFCI Ltd.	336,200	138,329
IndiaBulls Infrastructure*	474,655	15,919
Indiabulls Real Estate Ltd.	160,900	141,645
Indian Hotels Co. Ltd.	108,000	110,532
Indian Oil Corp. Ltd.	94,300	450,591
Infosys Ltd., ADR(a)	103,530	5,319,371
Infrastructure Development Finance Co. Ltd.	207,470	358,057
ITC Ltd.	359,840	1,364,011
Jaiprakash Associates Ltd.	344,305	339,734
Jindal Steel & Power Ltd.	65,060	555,163
JSW Energy Ltd.	299,700	213,044
JSW Steel Ltd.	28,700	274,111
Jubilant Foodworks Ltd.*	13,400	190,358
Kotak Mahindra Bank Ltd.	65,058	527,459
Larsen & Toubro Ltd., GDR	31,262	586,788
LIC Housing Finance Ltd.	91,600	381,803
Lupin Ltd.	25,699	216,727
Mahindra & Mahindra Ltd., GDR	57,460	757,897
Maruti Suzuki India Ltd.	13,390	231,542
Mundra Port & Special Economic Zone Ltd.	105,100	237,591
Nestle India Ltd.	2,500	192,771
NHPC Ltd.	810,100	275,347
NTPC Ltd.	506,100	1,532,929
Oil & Natural Gas Corp. Ltd.	308,020	1,488,333
Oil India Ltd.	10,200	228,316
Patni Computer Systems Ltd.*	23,500	197,519
Piramal Healthcare Ltd.	20,147	143,482
Power Grid Corp. of India Ltd.*	447,090	842,740
Ranbaxy Laboratories Ltd., GDR	33,030	260,772
Reliance Capital Ltd.	48,100	212,852
Reliance Communications Ltd.*	305,600	403,112
Reliance Industries Ltd., GDR, 144A.	121,500	3,231,900
Reliance Infrastructure Ltd.	61,150	392,429
Reliance Power Ltd.*	304,847	407,285
Rural Electrification Corp. Ltd.	79,000	228,721
Satyam Computer Services Ltd.*	141,700	173,973
Sesa Goa Ltd.	65,100	200,308
Shree Renuka Sugars Ltd.	219,300	103,652
Siemens India Ltd.	24,500	296,187
State Bank of India, GDR	9,500	608,000
Steel Authority of India Ltd.	107,900	165,594
Sterlite Industries India Ltd.	122,320	206,612
Sun Pharmaceutical Industries Ltd.	98,150	919,769
Sun TV Network Ltd.	27,500	142,018
Suzlon Energy Ltd.*	278,800	94,500
Tata Communications Ltd.	48,000	192,072
Tata Consultancy Services Ltd.	78,560	1,716,988

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

India (continued)
Tata Motors Ltd., ADR(a)	39,690	$670,761
Tata Power Co. Ltd.	387,400	636,487
Tata Steel Ltd.	61,990	391,457
Titan Industries Ltd.	48,000	154,562
Ultra Tech Cement Ltd.	11,000	241,625
Unitech Ltd.*	312,590	113,899
United Phosphorus Ltd.	85,000	203,116
Videocon Industries Ltd.	38,300	125,743
Wipro Ltd.	97,033	728,501
Yes Bank Ltd.	73,700	331,411

		51,411,511

Indonesia — 3.1%
Adaro Energy Tbk PT	4,790,600	935,138
AKR Corporindo Tbk PT	902,000	300,915
Astra Agro Lestari Tbk PT	94,500	226,154
Astra International Tbk PT	353,000	2,880,838
Bakrie and Brothers Tbk PT*	50,611,000	284,661
Bakrie Sumatera Plantations Tbk PT	6,323,500	198,754
Bakrie Telecom Tbk PT*	9,370,000	268,674
Bank Central Asia Tbk PT	3,007,000	2,652,991
Bank Danamon Indonesia Tbk PT	583,500	263,838
Bank Mandiri Tbk PT	1,789,000	1,331,762
Bank Negara Indonesia Persero Tbk PT	1,259,500	527,830
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,720,700	172,687
Bank Rakyat Indonesia Persero Tbk PT	1,808,500	1,346,278
Bank Tabungan Negara Tbk PT	1,200,100	160,146
Barito Pacific Tbk PT*	1,361,500	115,617
Berlian Laju Tanker Tbk PT*	6,511,500	135,724
Borneo Lumbung Energi & Metal Tbk PT*	2,017,000	184,628
Bumi Resources Tbk PT	5,238,000	1,256,427
Bumi Serpong Damai PT	2,500,000	270,196
Charoen Pokphand Indonesia Tbk PT	1,818,500	431,186
Delta Dunia Makmur Tbk PT*	2,059,100	152,147
Energi Mega Persada Tbk PT*	14,829,500	291,111
Gudang Garam Tbk PT	101,500	694,577
Indika Energy Tbk PT	700,000	167,907
Indo Tambangraya Megah Tbk PT	93,500	398,542
Indocement Tunggal Prakarsa Tbk PT	411,500	773,761
Indofood CBP Sukses Makmur Tbk PT	250,000	143,369
Indofood Sukses Makmur Tbk PT	708,500	359,427
Indosat Tbk PT	443,500	276,347
International Nickel Indonesia Tbk PT	471,000	166,220
Jasa Marga PT	800,000	370,554
Kalbe Farma Tbk PT	1,086,500	407,400
Lippo Karawaci Tbk PT	4,345,000	316,261
Perusahaan Gas Negara Tbk PT	4,059,000	1,421,266
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	960,000	238,213
Semen Gresik Persero Tbk PT	837,000	1,056,923
Tambang Batubara Bukit Asam Tbk PT	231,500	442,958
Telekomunikasi Indonesia Tbk PT	3,541,000	2,753,135
Unilever Indonesia Tbk PT	272,000	563,948
United Tractors Tbk PT	731,000	2,124,274
Xl Axiata Tbk PT	541,300	270,128

		27,332,912

Jordan — 0.8%
Arab Bank PLC(g)	289,365	3,204,734

COMMON STOCKS (continued)	Shares	Value (Note 2)

Jordan (continued)
Arab Potash Co.(g)	22,363	$1,391,377
Cairo Amman Bank(g)	107,158	418,775
Capital Bank of Jordan*(g)	65,259	125,215
Jordan Petroleum Refinery Co.	59,900	497,758
Jordan Phosphate Mines	13,180	236,898
Jordan Steel(g)	33,358	103,067
Jordan Telecom(g)	37,000	288,671
Jordanian Electric Power Co.(g)	107,467	523,083
Taameer Jordan Holdings PSC*	404,950	239,953

		7,029,531

Kazakhstan — 0.7%
Eurasian Natural Resources Corp. PLC	199,600	1,969,900
Halyk Savings Bank of Kazakhstan JSC, GDR*(g)	157,491	765,406
Kazakhmys PLC	122,000	1,756,336
Kazkommertsbank JSC, GDR*(g)	228,300	616,410
KazMunaiGas Exploration Production, GDR	92,300	1,379,885

		6,487,937

Kenya — 0.9%
Athi River Mining Ltd.(g)	115,000	213,514
Bamburi Cement Co. Ltd.(g)	123,000	180,670
Barclays Bank of Kenya Ltd.(g)	6,895,300	1,057,387
Co-operative Bank of Kenya Ltd. (Class L Stock)(g)	1,871,800	269,442
East African Breweries Ltd.(g)	1,073,600	2,169,908
Equity Bank Ltd.(g)	4,368,000	841,777
Kenya Airways Ltd.(g)	628,600	153,272
Kenya Commercial Bank Ltd.(g)	3,160,440	625,775
Kenya Electricity Generating Co. Ltd.(g)	1,664,200	165,247
Kenya Power & Lighting Co. Ltd.(g)	3,665,605	755,950
Mumias Sugar Co. Ltd.(g)	3,107,800	193,553
Safaricom Ltd.(g)	33,137,900	1,148,729
Standard Chartered Bank Kenya Ltd.(g)	84,127	158,171

		7,933,395

Kuwait — 1.5%
Agility	265,000	356,630
Ahli United Bank	76,250	216,176
Al Ahli Bank of Kuwait	138,750	328,638
Al-Qurain Petrochemicals Co.*(g)	600,000	460,793
Boubyan Bank KSC*	150,000	317,603
Boubyan Petrochemicals Co.	272,500	547,640
Burgan Bank*	126,431	215,520
Combined Group Contracting Co.	29,850	169,255
Commercial Bank of Kuwait SAK	150,000	425,265
Commercial Facilities Co.	170,000	158,622
Gulf Bank KSC*	380,000	695,496
Gulf Cable & Electrical Industries Co.(g)	67,500	343,980
Kuwait Cement Co.	147,000	242,670
Kuwait Finance House	394,996	1,275,781
Kuwait Foods Americana(g)	75,000	398,349
Kuwait International Bank*	200,000	183,025
Kuwait Pipes Industries & Oil Services Co.*	460,000	214,606
Kuwait Portland Cement Co.	66,000	168,168
Kuwait Projects Co. Holding KSC	184,350	201,783
Mabanee Co. SAKC*	217,495	671,257
Mena Holding Group*(g)	19,000	1,108
Mobile Telecommunications Co. KSC	647,500	2,091,333

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Kuwait (continued)
National Bank of Kuwait	479,139	$1,925,841
National Industries Group Holding*	597,500	557,509
National Investments Co.*	280,000	172,833
National Mobile Telecommunication Co.
KSC	30,000	208,864
Sultan Center Food Products Co.*	970,000	417,728

		12,966,473

Latvia — 0.1%
Grindeks*(g)	52,160	413,227
Latvian Shipping Co.*(g)	332,621	189,542
Ventspils Nafta*(g)	78,610	174,527

		777,296

Lebanon — 0.4%
Banque Audi sal - Audi Saradar Group(g)	72,521	421,347
Byblos Bank sal	118,400	192,992
Solidere, GDR(g)	178,039	2,544,177

		3,158,516

Lithuania — 0.1%
Apranga PVA(g)	78,286	147,321
Klaipedos Nafta PVA*(g)	513,391	259,137
Lietuvos Dujos(g)	193,290	149,849
Pieno Zvaigzdes(g)	111,220	243,125
Rokiskio Suris(g)	145,010	243,607
Siauliu Bankas*(g)	452,478	143,476

		1,186,515

Malaysia — 3.5%
AirAsia Bhd	309,000	367,486
Alliance Financial Group Bhd	174,800	217,811
AMMB Holdings Bhd	216,400	406,177
Axiata Group Bhd	659,825	1,069,874
Batu Kawan Bhd(g)	135,600	746,869
Berjaya Corp. Bhd	858,700	258,694
Berjaya Sports Toto Bhd	139,407	193,059
Boustead Holdings Bhd	90,600	165,195
British American Tobacco Malaysia Bhd	41,800	658,251
Bursa Malaysia Bhd	110,000	232,492
CIMB Group Holdings Bhd	526,000	1,234,524
Dialog Group Bhd	454,000	376,662
Digi.Com Bhd	547,000	669,514
Gamuda Bhd	814,000	870,492
Genting Bhd	432,500	1,500,789
Genting Malaysia Bhd	741,400	895,761
Hong Leong Bank Bhd	93,200	320,467
Hong Leong Financial Group Bhd	63,400	233,200
IJM Corp. Bhd	455,740	812,281
IOI Corp. Bhd	664,646	1,128,011
Kencana Petroleum Bhd	601,352	563,412
KNM Group Bhd	1,096,400	342,409
Kuala Lumpur Kepong Bhd	110,100	788,413
Kulim Malaysia Bhd	290,700	386,989
Lafarge Malayan Cement Bhd	160,900	355,300
Malayan Banking Bhd	447,250	1,210,538
Malaysia Airports Holdings Bhd	135,800	248,467
Malaysia Marine and Heavy Engineering Holdings Bhd	195,000	348,170
Malaysian Airline System Bhd*	393,600	161,413
Malaysian Resources Corp. Bhd	403,900	275,213

COMMON STOCKS (continued)	Shares	Value (Note 2)

Malaysia (continued)
Masterskill Education Group Bhd	331,800	$125,603
Maxis Bhd	469,600	811,801
MISC Bhd	141,580	244,304
MMC Corp. Bhd	347,200	303,389
Multi-Purpose Holdings Bhd	147,050	123,856
Parkson Holdings Bhd	137,591	245,667
Petronas Chemicals Group Bhd	1,027,400	2,009,426
Petronas Dagangan Bhd	148,700	834,972
Petronas Gas Bhd	79,800	382,637
Pharmaniaga Bhd*(g)	1,575	2,914
PPB Group Bhd	122,300	662,040
Public Bank Bhd	213,237	900,035
RHB Capital Bhd	142,700	336,718
SapuraCrest Petroleum Bhd	487,400	707,268
Sime Darby Bhd	759,300	2,203,647
SP Setia Bhd	231,450	281,099
Sunway Real Estate Investment Trust	778,200	306,861
Tan Chong Motor Holdings Bhd	105,800	136,172
Telekom Malaysia Bhd	322,600	504,762
Tenaga Nasional Bhd	408,200	759,741
Top Glove Corp. Bhd	137,000	216,088
UEM Land Holdings Bhd*	240,700	183,752
UMW Holdings Bhd	141,100	311,577
WCT Berhad	252,100	189,274
YTL Corp. Bhd	631,770	294,959
YTL Power International Bhd	722,157	405,501

		30,521,996

Mauritius — 0.4%
Mauritius Commercial Bank(g)	266,400	1,515,802
Naiade Resorts Ltd.*(g)	76,628	67,882
New Mauritius Hotels Ltd.(g)	289,017	802,551
Rogers & Co. Ltd.(g)	7,500	83,049
State Bank of Mauritius Ltd.(g)	166,800	477,383
Sun Resorts Ltd. (Class A Stock)(g)	155,200	251,704

		3,198,371

Mexico — 5.9%
Alfa SAB de CV (Class A Stock)	185,700	2,023,914
America Movil SAB de CV (Class L Stock)	7,090,390	8,017,826
America Movil SAB de CV (Class L Stock), ADR(a)	206,700	4,671,420
Bolsa Mexicana de Valores SA de CV	448,100	710,296
Carso Infraestructura y Construccion SAB de CV*(g)	307,200	177,654
Cemex SAB de CV*	3,776,447	2,002,602
Cemex SAB de CV, ADR*(a)	124,900	673,211
Coca-Cola Femsa SAB de CV (Class L Stock)	70,100	668,112
Compartamos SAB de CV	753,400	923,212
Desarrolladora Homex SAB de CV*	86,900	242,864
Embotelladoras Arca SAB de CV	158,999	677,939
Empresas ICA SAB de CV*	476,800	574,017
Fomento Economico Mexicano SAB de CV	388,800	2,717,340
Fomento Economico Mexicano SAB de CV, ADR	5,000	348,550
Genomma Lab Internacional SAB de CV (Class B Stock)*	124,200	239,505
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	114,106	386,358

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Mexico (continued)
Grupo Bimbo SAB de CV (Class A Stock)	652,500	$1,332,616
Grupo Carso SAB de CV (Class A Stock)	363,900	881,150
Grupo Elektra SA de CV (Class A Stock)	16,300	1,635,291
Grupo Financiero Banorte SAB de CV (Class O Stock)	1,000,400	3,028,865
Grupo Financiero Inbursa SA (Class O Stock)(g)	1,747,900	3,216,556
Grupo Mexico SAB de CV (Class B Stock)	1,647,093	4,330,573
Grupo Modelo SAB de CV (Class C Stock)	138,100	870,875
Grupo Televisa SAB	520,900	2,194,509
Grupo Televisa SAB, ADR	14,600	307,476
Impulsora del Desarrollo y el Empleo en America Latina SA de CV*(g)	414,000	643,783
Industrias Penoles SAB de CV	52,400	2,309,292
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	108,900	592,310
Mexichem SAB de CV	352,631	1,104,286
Minera Frisco SAB de CV (Class A1 Stock)*	172,300	622,294
TV Azteca SAB de CV	444,600	278,777
Urbi Desarrollos Urbanos SAB de CV*	127,100	144,636
Wal-Mart de Mexico SAB de CV (Class V Stock)	1,316,200	3,612,436

		52,160,545

Morocco — 1.5%
Alliances Developpement Immobilier SA	6,000	474,943
Attijariwafa Bank	60,849	2,479,860
Banque Centrale Populaire	27,550	636,596
Banque Marocaine du Commerce Exterieur	52,559	1,306,251
Ciments du Maroc(g)	5,464	604,249
Compagnie Generale Immobiliere	5,240	610,586
Cosumar	1,134	228,371
Delta Holding SA	38,000	176,940
Douja Promotion Groupe Addoha SA	125,800	1,023,621
Holcim Maroc SA	3,865	881,835
Lafarge Ciments	4,330	781,270
Managem	1,100	197,707
Maroc Telecom SA	181,528	2,865,397
Samir*	3,700	314,417
Sonasid*	1,910	426,890

		13,008,933

Nigeria — 0.8%
Access Bank PLC	4,927,720	145,737
Dangote Cement PLC(g)	608,979	415,629
Diamond Bank PLC	7,470,734	88,378
Ecobank Transnational, Inc.	2,309,467	149,411
Fidelity Bank PLC	9,170,112	82,491
First Bank of Nigeria PLC	5,084,646	278,825
First City Monument Bank PLC	3,151,000	81,153
Flour Mills of Nigeria PLC	539,692	217,639
Guaranty Trust Bank PLC	10,752,634	944,085
Guinness Nigeria PLC	228,400	351,818
Lafarge Cement WAPCO Nigeria PLC	926,700	246,949
Nestle Foods Nigeria PLC	137,005	376,202
Nigerian Breweries PLC	1,224,133	712,154
Oando PLC(g)	4,065,498	551,084
Oceanic Bank International PLC*(g)	6,101,843	19,738
PZ Cussons Nigeria PLC	652,295	112,534
Skye Bank PLC	5,240,737	123,995

COMMON STOCKS (continued)	Shares	Value (Note 2)

Nigeria (continued)
Stanbic IBTC Bank PLC(g)	3,650,000	$186,660
UAC of Nigeria PLC(g)	1,538,943	295,652
Unilever Nigeria PLC(g)	1,237,632	221,142
Union Bank Nigeria PLC*(g)	721,875	37,717
United Bank for Africa PLC	11,283,582	180,065
Zenith Bank PLC	12,028,126	902,665

		6,721,723

Oman — 0.8%
Bank Dhofar SAOG(g)	440,184	625,404
Bank Muscat SAOG	942,823	1,875,850
Bank Sohar	840,393	344,889
Dhofar International Development & Investment Holding Co.(g)	202,700	229,025
Galfar Engineering & Contracting SAOG	290,505	254,286
National Bank of Oman SAOG	260,227	216,293
Oman Cables Industry	26,280	50,512
Oman Cement Co.(g)	341,784	383,508
Oman Flour Mills Co. SAOG	252,400	313,369
Oman International Bank SAOG	176,300	128,218
Oman Telecommunications Co.	278,437	946,686
Omani Qatari Telecommunications Co. SAOG	285,200	481,506
Ominvest	108,871	118,203
Raysut Cement Co.(g)	115,838	228,667
Renaissance Services SAOG(g)	553,385	783,363

		6,979,779

Pakistan — 0.7%
Allied Bank Ltd.(g)	267,520	160,286
Bank Alfalah Ltd.*(g)	1,765,900	220,958
D.G. Khan Cement Co. Ltd.*	668,700	141,534
Engro Corp. Ltd.	203,768	210,091
Fatima Fertilizer Co. Ltd.*	981,358	250,169
Fauji Fertilizer Bin Qasim Ltd.	255,200	120,433
Fauji Fertilizer Co. Ltd.	253,358	421,390
Habib Bank Ltd.(g)	146,894	173,312
HUB Power Co.	1,378,655	524,413
MCB Bank Ltd.	482,073	721,689
National Bank of Pakistan	441,000	201,346
Nishat Mills Ltd.	670,538	301,671
Oil & Gas Development Co. Ltd.	602,400	1,015,859
Pakistan Oilfields Ltd.	107,200	413,074
Pakistan Petroleum Ltd.(g)	386,073	722,765
Pakistan State Oil Co. Ltd.	107,800	272,420
Pakistan Telecommunication Co. Ltd.(g)	1,307,700	151,118
Sui Northern Gas Pipeline Ltd.(g)	695,415	121,510

		6,144,038

Peru — 1.4%
Alicorp SA(g)	684,700	1,523,530
Cia de Minas Buenaventura SA, ADR	80,000	3,067,200
Cia Minera Milpo SA	217,596	363,131
Credicorp Ltd.	24,750	2,709,382
Edegel SA(g)	281,830	182,905
Ferreyros SA	303,800	256,875
Grana y Montero SA(g)	344,306	855,498
Intergroup Financial Services Corp.	15,400	398,090
Minsur SA(g)	480,495	463,299
Sociedad Minera Cerro Verde SAA*	9,240	332,640
Southern Copper Corp.	68,090	2,054,956
Volcan Cia Minera SAA (Class B Stock)	507,004	562,189

		12,769,695

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Philippines — 1.5%
Aboitiz Equity Ventures, Inc.	890,800	$815,543
Aboitiz Power Corp.	525,000	357,941
Alliance Global Group, Inc.	2,712,700	639,592
Atlas Consolidated Mining & Development*	450,000	172,797
Ayala Corp.	77,440	549,170
Ayala Land, Inc.	1,758,200	607,783
Bank of the Philippine Islands	352,548	443,750
DMCI Holdings, Inc.	543,000	511,365
Energy Development Corp.	2,248,000	322,424
Filinvest Land, Inc.	7,241,000	163,461
First Philippine Holdings Corp.	190,000	266,446
International Container Terminal Services, Inc.	251,200	303,582
JG Summit Holdings, Inc.(g)	1,336,400	766,400
Jollibee Foods Corp.	104,900	216,354
Lopez Holdings Corp.	2,000,000	232,585
Manila Electric Co.	108,700	612,716
Manila Water Co., Inc.	598,500	264,757
Megaworld Corp.	4,300,000	166,686
Metro Pacific Investments Corp.	3,700,000	308,790
Metropolitan Bank & Trust	337,619	523,115
Philex Mining Corp.	1,443,900	686,474
Philippine Long Distance Telephone Co.	15,800	915,827
Robinsons Land Corp.	653,800	168,463
San Miguel Corp.	242,500	645,856
Semirara Mining Corp.	99,600	502,826
SM Investments Corp.	93,430	1,240,975
SM Prime Holdings, Inc.	1,930,200	585,376
Universal Robina Corp.	330,000	361,190

		13,352,244

Poland — 2.9%
Agora SA	86,100	276,953
AmRest Holdings SE*	9,300	172,482
Asseco Poland SA	69,338	974,526
Bank Handlowy w Warszawie SA	13,100	257,763
Bank Millennium SA	210,000	231,251
Bank Pekao SA	43,400	1,775,843
Bioton SA*	10,710,300	186,223
Boryszew SA*	846,000	154,451
BRE Bank SA*	6,350	452,678
Budimex SA(g)	12,200	270,459
CD Projekt Red SA*	112,500	171,808
Cinema City International NV*	31,200	259,488
Cyfrowy Polsat SA*	211,933	829,111
Enea SA	89,800	468,413
Eurocash SA	81,607	674,934
Getin Holding SA*	167,500	342,203
Globe Trade Centre SA*	102,300	275,701
Grupa Lotos SA*	24,900	168,126
ING Bank Slaski SA	12,000	273,328
Jastrzebska Spolka Weglowa SA*	20,000	487,423
Kernel Holding SA*	38,700	778,867
KGHM Polska Miedz SA	53,400	1,711,499
Kopex SA*	47,764	290,670

COMMON STOCKS (continued)	Shares	Value (Note 2)

Poland (continued)
Lubelski Wegiel Bogdanka SA	15,330	$461,570
Netia SA*	257,000	394,720
NFI Empik Media & Fashion SA	98,945	229,671
NG2 SA	23,300	317,347
Orbis SA*(g)	31,900	350,356
PBG SA	14,800	304,509
Petrolinvest SA*	137,700	91,380
PGE Polska Grupa Energetyczna	320,067	1,919,957
Polimex- Mostostal SA	378,700	182,173
Polski Koncern Naftowy Orlen SA*	127,700	1,254,500
Polskie Gornictwo Naftowe I Gazownictwo SA	536,500	634,322
Powszechna Kasa Oszczednosci Bank Polski SA	275,900	2,568,073
Powszechny Zaklad Ubezpieczen SA	19,941	1,785,606
Rafako SA	35,000	78,808
Synthos SA	310,700	396,163
Tauron Polska Energia SA	544,200	843,709
Telekomunikacja Polska SA	370,800	1,851,421
TVN SA	237,100	707,700

		25,856,185

Qatar — 1.5%
Aamal Co.*(g)	62,338	272,196
Barwa Real Estate Co.	35,000	287,870
Commercial Bank of Qatar QSC (The)	24,556	566,459
Doha Bank QSC	25,900	455,921
Gulf International Services OSC	52,500	343,858
Industries Qatar QSC	80,400	2,936,563
Masraf Al Rayan*	152,600	1,167,109
Qatar Electricity & Water Co.	23,600	904,751
Qatar Gas Transport Co. Nakilat	102,600	493,361
Qatar International Islamic Bank	19,800	293,623
Qatar Islamic Bank	23,500	544,035
Qatar National Bank SAQ	63,090	2,633,515
Qatar National Cement Co.	8,847	272,111
Qatar Navigation	23,800	500,000
Qatar Telecom Q-Tel QSC	30,180	1,166,953
Vodafone Qatar*(g)	289,300	599,828

		13,438,153

Romania — 0.6%
Antibiotice(g)	740,449	86,405
Banca Transilvania*(g)	3,174,206	839,591
Biofarm Bucuresti(g)	6,134,800	354,090
BRD-Groupe Societe Generale(g)	673,070	2,156,901
OMV Petrom SA(g)	18,165,400	1,576,244
Transelectrica SA(g)	46,500	242,093

		5,255,324

Russia — 5.8%
Aeroflot - Russian Airlines OJSC	250,300	393,657
AvtoVAZ*(g)	646,700	399,209
CTC Media, Inc.	30,400	266,608
Evraz Group SA, GDR	59,700	1,044,153
Federal Grid Co. Unified Energy System JSC	85,689,700	751,499
Federal Hydrogenerating Co. JSC	16,676,743	503,087
Federal Hydrogenerating Co. JSC, ADR	330,000	1,006,500
Gazprom Neft JSC, ADR	15,900	373,650

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Russia (continued)
Gazprom OAO, ADR	877,540	$9,354,576
IDGC Holding JSC*	5,875,000	421,590
Inter Rao UES OAO, (MICEX)	645,760,258	697,615
Inter Rao UES OAO, (RTSX)	200,000,000	216,200
Irkutsk Electronetwork Co. JSC*(g)	293,978	9,824
KamAZ*	63,900	70,074
LSR Group, GDR	38,800	130,834
LUKOIL OAO, ADR	87,700	4,643,715
Magnitogorsk Iron & Steel Works, GDR	38,200	185,919
Mail.Ru Group Ltd., GDR*	17,000	442,000
Mechel, ADR	45,500	386,750
Mining & Metallurgical Co. Norilsk Nickel OJSC, ADR, (RTSX)	16,000	245,280
Mining & Metallurgical Co. Norilsk Nickel OJSC, ADR, (XLON)	102,885	1,575,169
Mobile Telesystems OJSC	343,917	1,963,651
Mosenergo OAO	4,030,000	213,622
NovaTek OAO (Class S Stock)	138,800	1,701,538
Novolipetsk Steel OJSC, GDR	17,400	341,736
Pharmstandard OJSC, GDR*	36,000	507,600
PIK Group, GDR*	269,400	665,418
Polymetal International PLC*	18,000	305,814
Polymetal JSC, GDR*	12,000	193,560
Rosneft Oil Co., GDR	230,400	1,520,640
Rostelecom*	279,303	1,322,146
Rostelecom, ADR*	8,400	240,660
Russia JSC Issue 40*	3,461,220	104,415
Sberbank of Russia	1,793,770	4,035,982
Sberbank of Russia, ADR*	365,200	3,622,784
Severstal OAO, GDR	26,100	297,279
Sistema JSFC	1,304,250	950,295
Surgutneftegaz OJSC, ADR	156,200	1,223,046
Tatneft, ADR	35,333	1,045,857
United Co. RUSAL PLC*	414,000	262,261
Uralkali, GDR	45,300	1,630,800
VimpelCom Ltd., ADR	141,320	1,338,300
VTB Bank OJSC	69,000,000	126,339
VTB Bank OJSC, GDR	455,900	1,645,799
X5 Retail Group NV, GDR*	109,600	2,503,264

		50,880,715

Slovenia — 0.6%
Gorenje dd*(g)	15,400	99,657
Krka dd Novo mesto(g)	30,590	2,094,365
Luka Koper*(g)	11,450	105,216
Mercator Poslovni Sistem(g)	3,265	621,180
Nova Kreditna Banka Maribor dd(g)	65,600	268,292
Petrol dd Ljubljana(g)	2,543	510,476
Reinsurance Co. Sava Ltd.*(g)	18,150	136,480
Sava dd*(g)	238	3,696
Telekom Slovenije dd(g)	8,530	695,295
Zavarovalnica Triglav dd(g)	35,768	462,926

		4,997,583

South Africa — 5.9%
ABSA Group Ltd.	47,200	824,424
Adcock Ingram Holdings Ltd.	42,200	322,804
Aeci Ltd.	27,200	278,451
African Bank Investments Ltd.	133,300	566,387
African Rainbow Minerals Ltd.	14,500	307,152

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Africa (continued)
Anglo American Platinum Ltd.	9,500	$626,072
AngloGold Ashanti Ltd.	30,358	1,291,406
AngloGold Ashanti Ltd., ADR	24,900	1,057,005
ArcelorMittal South Africa Ltd.	38,100	323,677
Arrowhead Properties Ltd.*	28,074	16,937
Aspen Pharmacare Holdings Ltd.*	55,790	668,163
Aveng Ltd.	138,400	565,769
Barloworld Ltd.	94,300	877,636
Bidvest Group Ltd.	80,592	1,545,440
Capital Property Fund	387,940	423,379
DataTec Ltd.	107,700	545,668
Discovery Holdings Ltd.	68,700	370,199
Exxaro Resources Ltd.	24,500	509,876
FirstRand Ltd.	538,700	1,384,028
Foschini Group Ltd.( The)	26,000	338,151
Gold Fields Ltd.	102,134	1,576,441
Grindrod Ltd.	175,800	304,885
Growthpoint Properties Ltd.	238,900	548,971
Harmony Gold Mining Co. Ltd.	52,600	619,011
Impala Platinum Holdings Ltd.	71,300	1,478,102
Imperial Holdings Ltd.	35,700	546,166
Investec Ltd.	45,600	248,941
JSE Ltd.	33,600	295,520
Kumba Iron Ore Ltd.	10,800	668,934
Lewis Group Ltd.	27,600	274,032
Liberty Holdings Ltd.	22,900	225,467
Life Healthcare Group Holdings Ltd.	118,400	302,727
Massmart Holdings Ltd.	21,266	445,233
MMI Holdings Ltd.	186,541	395,148
Mr. Price Group Ltd.	32,500	321,274
MTN Group Ltd.	535,000	9,525,559
Murray & Roberts Holdings Ltd.*	127,300	404,487
Nampak Ltd.	99,800	280,019
Naspers Ltd. (Class N Stock)	64,300	2,813,252
Nedbank Group Ltd.	37,885	680,494
Netcare Ltd.	198,000	329,896
Northam Platinum Ltd.	59,612	221,536
Pick’n Pay Holdings Ltd.	44,800	106,831
Pick’n Pay Stores Ltd.	53,900	311,146
Pretoria Portland Cement Co. Ltd.	59,007	200,210
Redefine Properties Ltd.	445,100	408,017
Remgro Ltd.	83,800	1,231,377
Reunert Ltd.	86,500	675,065
RMB Holdings Ltd.	135,400	457,900
RMI Holdings	105,603	175,295
Sanlam Ltd.	248,200	887,027
Sappi Ltd.*	106,920	315,228
Sasol Ltd.	72,500	3,462,196
Shoprite Holdings Ltd.	50,500	852,036
Spar Group Ltd. (The)	23,700	318,807
Standard Bank Group Ltd.	168,900	2,066,122
Steinhoff International Holdings Ltd.*	218,600	622,285
Sun International Ltd.	18,900	196,666
Telkom SA Ltd.	110,800	398,727
Tiger Brands Ltd.	29,600	919,914
Tongaat Hulett Ltd.	14,800	185,171
Truworths International Ltd.	59,100	540,664
Vodacom Group Ltd.	80,700	889,719
Wilson Bayly Holmes-Ovcon Ltd.	42,900	559,012
Woolworths Holdings Ltd.	152,900	738,689

		51,866,823

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea — 5.9%
Amorepacific Corp.*	240	$219,167
BS Financial Group, Inc.*	37,072	355,595
Celltrion, Inc.*	9,600	302,500
Cheil Industries, Inc.*	6,990	612,839
CJ CheilJedang Corp.*	1,200	301,562
Daelim Industrial Co. Ltd.*	2,900	226,059
Daewoo Engineering & Construction Co. Ltd.*	17,390	158,503
Daewoo International Corp.*	6,180	155,305
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	7,450	157,148
Dong-A Pharmaceutical Co. Ltd.*	1,795	138,365
Dongbu Insurance Co. Ltd.	6,100	282,760
Dongkuk Steel Mill Co. Ltd.*	7,810	138,980
Doosan Heavy Industries & Construction Co. Ltd.*	5,280	298,375
Doosan Infracore Co. Ltd.*	12,450	192,910
E-Mart Co. Ltd.*	2,117	512,711
GS Engineering & Construction Corp.*	2,700	215,859
GS Holdings*	7,960	350,323
Hana Financial Group, Inc.	33,230	1,025,457
Hanjin Heavy Industries & Construction Co. Ltd.*	12,341	198,720
Hanjin Shipping Holdings Co. Ltd.*	16,197	107,839
Hankook Tire Co. Ltd.*	11,380	447,001
Hansol Paper Co. Ltd.*	22,000	163,281
Hanwha Chem Corp.*	13,680	292,125
Hanwha Corp.*	5,810	167,189
Honam Petrochemical Corp.*	1,400	362,153
Hynix Semiconductor, Inc.*	36,780	700,799
Hyosung Corp.*	3,370	156,799
Hyundai Department Store Co. Ltd.*	2,350	332,509
Hyundai Engineering & Construction Co. Ltd.*	7,160	437,556
Hyundai Glovis Co. Ltd.*	4,060	676,667
Hyundai Heavy Industries Co. Ltd.*	3,810	849,974
Hyundai Marine & Fire Insurance Co. Ltd.	8,430	252,461
Hyundai Merchant Marine Co. Ltd.*	10,470	228,122
Hyundai Mobis*	5,600	1,419,444
Hyundai Motor Co.	13,380	2,473,906
Hyundai Securities Co.	19,220	143,816
Hyundai Steel Co.*	7,220	599,786
Industrial Bank of Korea	27,730	300,890
Kangwon Land, Inc.*	10,530	248,625
KB Financial Group, Inc.*	45,888	1,445,950
Kia Motors Corp.	16,350	946,654
Korea Electric Power Corp.*	40,390	895,803
Korea Exchange Bank	36,160	230,708
Korea Investment Holdings Co. Ltd.	7,090	223,717
Korea Kumho Petrochemical Co. Ltd.	2,600	378,038
Korea Zinc Co. Ltd.	1,830	482,917
Korean Air Lines Co. Ltd.	8,850	334,180
Korean Reinsurance Co.	15,453	201,211
KT Corp.	17,490	541,249
KT Corp., ADR*	13,600	212,704
KT&G Corp.	9,270	655,016

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea (continued)
LG Chem Ltd.	5,198	$1,432,608
LG Corp.*	8,830	470,627
LG Display Co. Ltd.*	18,450	392,383
LG Electronics, Inc.*	7,660	494,708
LG Household & Health Care Ltd.*	1,070	452,799
LG Uplus Corp.*	54,990	353,234
LIG Insurance Co. Ltd.	7,200	143,125
Lotte Shopping Co. Ltd.*	1,100	324,175
Macquarie Korea Infrastructure Fund	60,089	260,803
MegaStudy Co. Ltd.*	1,080	103,125
NCSoft Corp.*	1,590	424,414
NHN Corp.*	3,500	641,059
Nong Shim Co. Ltd.*	690	139,258
OCI Co. Ltd.*	2,370	451,576
ORION Corp.*	650	382,552
POSCO	7,900	2,605,903
Samsung C&T Corp.*	12,210	721,789
Samsung Card Co.*	8,820	297,828
Samsung Electro-Mechanics Co. Ltd.*	5,190	350,055
Samsung Electronics Co. Ltd.	9,681	8,891,057
Samsung Engineering Co. Ltd.*	2,000	349,826
Samsung Fine Chemicals Co. Ltd.*	4,550	240,929
Samsung Fire & Marine Insurance Co. Ltd.	5,550	1,016,536
Samsung Heavy Industries Co. Ltd.*	11,100	268,828
Samsung Life Insurance Co. Ltd.	12,600	884,844
Samsung SDI Co. Ltd.*	3,600	417,188
Samsung Securities Co. Ltd.	9,750	418,099
Samsung Techwin Co. Ltd.*	6,149	283,964
Shinhan Financial Group Co. Ltd.*	65,227	2,250,671
Shinsegae Co. Ltd.*	783	166,523
SK Broadband Co. Ltd.*	56,200	168,795
SK C&C Co. Ltd.*	1,800	182,812
SK Chemicals Co. Ltd.*	4,200	233,698
SK Holdings Co. Ltd.*	2,360	247,882
SK Innovation Co. Ltd.*	7,350	905,990
SK Telecom Co. Ltd.	6,300	773,828
S-Oil Corp.	5,280	458,333
Woongjin Coway Co. Ltd.*	7,460	237,010
Woori Finance Holdings Co. Ltd.*	46,940	384,240
Woori Investment & Securities Co. Ltd.	20,712	190,579
Yuhan Corp.*	1,548	171,295

		52,337,175

Taiwan — 5.9%
Acer, Inc.	279,731	324,270
Advanced Semiconductor Engineering, Inc.	659,777	564,359
Altek Corp.	118,996	94,713
Ambassador Hotel (The)	100,000	103,042
Amtran Technology Co. Ltd.	302,000	157,588
Asia Cement Corp.	359,044	403,167
Asia Optical Co., Inc.*	276,000	216,487
Asustek Computer, Inc.	73,037	519,815
AU Optronics Corp.	626,441	268,956
Catcher Technology Co. Ltd.	90,780	421,236
Cathay Financial Holding Co. Ltd.	1,009,036	1,089,715
Chang Hwa Commercial Bank	543,910	295,496
Cheng Shin Rubber Industry Co. Ltd.	411,664	890,518
Chicony Electronics Co. Ltd.	105,258	172,597
Chimei Innolux Corp.*	687,940	277,184
China Airlines Ltd.	777,282	338,853

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
China Development Financial Holding Corp.	1,534,339	$434,271
China Life Insurance Co. Ltd.	404,000	326,893
China Petrochemical Development Corp.	392,096	348,987
China Steel Corp.	1,447,101	1,376,416
China Synthetic Rubber Corp.	333,000	313,435
Chinatrust Financial Holding Co. Ltd.	1,685,997	1,052,391
Chroma ATE, Inc.	97,760	191,781
Chunghwa Telecom Co. Ltd.	674,268	2,226,850
Compal Electronics, Inc.	396,822	395,787
Delta Electronics, Inc.	219,268	521,394
E Ink Holdings, Inc.	100,000	130,453
E. Sun Financial Holding Co. Ltd.	607,593	261,868
Epistar Corp.	175,000	371,627
Eternal Chemical Co. Ltd.	165,375	128,623
Eva Airways Corp.	560,634	355,500
Everlight Electronics Co. Ltd.	104,609	182,070
Far Eastern Department Stores Co. Ltd.	157,555	185,763
Far Eastern International Bank	473,175	175,806
Far Eastern New Century Corp.	472,676	548,716
Far EasTone Telecommunications Co. Ltd.	358,000	672,750
First Financial Holding Co. Ltd.	787,198	461,467
Formosa Chemicals & Fibre Corp.	456,810	1,205,427
Formosa Petrochemical Corp.	226,670	702,191
Formosa Plastics Corp.	605,560	1,615,947
Formosa Taffeta Co. Ltd.	162,000	150,074
Foxconn Technology Co. Ltd.	82,394	262,864
Fubon Financial Holding Co. Ltd.	870,118	921,011
Giant Manufacturing Co. Ltd.	51,661	199,621
Great Wall Enterprise Co. Ltd.	383,607	353,467
Hon Hai Precision Industry Co. Ltd.	813,877	2,228,290
Hotai Motor Co. Ltd.	86,000	413,257
HTC Corp.	74,485	1,222,598
Hua Nan Financial Holdings Co. Ltd.	920,535	497,069
Kenda Rubber Industrial Co. Ltd.	218,163	217,594
KGI Securities Co. Ltd.	397,722	141,861
Largan Precision Co. Ltd.	11,000	205,621
LCY Chemical Corp.	86,837	125,040
Lite-On Technology Corp.	389,141	438,248
Macronix International	514,157	205,466
MediaTek, Inc.	100,472	920,803
Mega Financial Holding Co. Ltd.	1,469,840	980,573
Microbio Co. Ltd.	236,642	288,778
MStar Semiconductor, Inc.	60,000	313,088
Nan Kang Rubber Tire Co. Ltd.	262,169	393,093
Nan Ya Plastics Corp.	656,350	1,302,772
Novatek Microelectronics Corp.	77,246	193,632
Pegatron Corp.	161,133	175,347
Phison Electronics Corp.	38,302	230,857
POU Chen Corp.	340,547	279,487
Powertech Technology, Inc.	77,528	164,125
President Chain Store Corp.	124,648	679,247
Qisda Corp.	866,510	178,573
Quanta Computer, Inc.	193,319	406,698
Radium Life Tech Co. Ltd.	299,000	208,359
Realtek Semiconductor Corp.	89,425	130,982
Ritek Corp.*	776,000	117,121
Ruentex Development Co. Ltd.	69,767	74,654
Ruentex Industries Ltd.	175,000	286,089
Sanyang Industry Co. Ltd.	504,423	274,043
Shin Kong Financial Holding Co. Ltd.*	731,114	207,172

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Siliconware Precision Industries Co.	429,350	$384,272
Simplo Technology Co. Ltd.	34,606	202,294
Sino-American Silicon Products, Inc.	90,793	139,732
SinoPac Financial Holdings Co. Ltd.	1,071,161	326,170
Solar Applied Materials Technology Co.	201,620	207,087
Standard Foods Corp.	70,000	212,689
Synnex Technology International Corp.	187,889	453,604
T JOIN Transportation Co.	266,000	273,212
Tainan Spinning Co. Ltd.	625,107	210,578
Taishin Financial Holding Co. Ltd.	825,891	286,398
Taiwan Cement Corp.	466,562	539,307
Taiwan Cooperative Financial Holding*	757,667	455,416
Taiwan Fertilizer Co. Ltd.	103,000	239,820
Taiwan Glass Industrial Corp.	148,923	153,453
Taiwan Mobile Co. Ltd.	284,200	886,042
Taiwan Semiconductor Manufacturing Co. Ltd.	2,069,814	5,181,542
Tatung Co. Ltd.*	614,879	154,537
Teco Electric and Machinery Co. Ltd.	273,000	160,938
Tong Yang Industry Co. Ltd.	155,150	166,530
TPK Holding Co. Ltd.*	18,000	234,519
Transcend Information, Inc.	57,719	150,974
Tripod Technology Corp.	100,278	241,761
TSRC Corp.	96,800	237,532
TTY Biopharm Co. Ltd.	60,466	170,541
Tung Ho Steel Enterprise Corp.	187,381	164,614
Unimicron Technology Corp.	210,000	246,904
Uni-President Enterprises Corp.	733,696	1,072,230
United Microelectronics Corp.	1,511,280	633,880
Waterland Financial Holdings Co. Ltd.	498,569	166,305
Wei Chuan Food Corp.	165,000	175,741
Wintek Corp.	212,484	150,877
Wistron Corp.	300,821	381,006
WPG Holdings Ltd.	137,613	158,615
Yang Ming Marine Transport Corp.	564,300	225,504
Young Fast Optoelectronics Co. Ltd.	61,695	126,736
Young Optics, Inc.	79,000	169,589
Yuanta Financial Holding Co. Ltd.*	1,382,213	705,281
Yulon Motor Co. Ltd.	267,053	458,627
Zinwell Corp.	145,074	157,632

		52,374,472

Thailand — 3.0%
Advanced Info Service PCL	529,900	2,359,777
Bangkok Bank PCL	136,000	706,941
Bangkok Dusit Medical Services PCL (Class F Stock)*	105,000	272,900
Bangkok Expressway PCL	423,100	244,070
Bank of Ayudhya PCL	754,200	530,689
Banpu PCL	30,000	519,176
BEC World PCL	409,900	584,643
Big C Supercenter PCL	137,000	521,078
Bumrungrad Hospital PCL	138,500	204,128
Calcomp Electronics Thailand PCL (Class F Stock)	2,615,800	212,249
Central Pattana PCL	203,400	243,371
Charoen Pokphand Foods PCL	980,000	1,025,040
CP ALL PCL	570,500	935,765
Delta Electronics Thai PCL	380,700	261,844
Dynasty Ceramic PCL	150,000	287,639

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Thailand (continued)
Electricity Generating PCL	104,100	$317,579
Esso Thailand PCL	680,000	232,773
Glow Energy PCL	296,200	535,132
Hana Microelectronics PCL	494,200	296,050
Home Product Center PCL	923,300	321,911
Indorama Ventures PCL	538,288	499,047
IRPC PCL	3,396,500	439,230
Italian-Thai Development PCL	1,160,000	133,097
Jasmine International PCL	3,200,000	208,938
Kasikornbank PCL	338,900	1,337,339
Khon Kaen Sugar Industry PCL	550,900	232,234
Kiatnakin Bank PCL	93,500	94,834
Krung Thai Bank PCL	991,500	468,252
Land & Houses PCL	834,300	162,629
Minor International PCL	700,000	248,494
Polyplex PCL	520,000	245,578
Precious Shipping PCL	223,500	114,761
Pruksa Real Estate PCL	352,400	129,567
PTT Exploration & Production PCL	290,400	1,550,948
PTT Global Chemical PCL*	331,858	641,627
PTT PCL	224,200	2,259,765
Ratchaburi Electricity Generating Holding PCL	191,700	267,347
Robinson Department Store PCL	163,700	220,515
Siam Cement PCL (The)	78,600	911,810
Siam Commercial Bank PCL	401,000	1,461,648
Siam Makro PCL	40,000	303,011
Sino Thai Engineering & Construction PCL	650,000	253,407
Thai Airways International PCL	324,900	205,959
Thai Beverage PCL	3,449,000	651,482
Thai Oil PCL	215,000	398,653
Thai Tap Water Supply PCL	1,313,800	210,291
Thai Union Frozen Products PCL	212,100	393,276
Thanachart Capital PCL	286,100	242,573
Tisco Financial Group PCL	225,000	270,998
TMB Bank PCL	5,828,600	291,892
Total Access Communication PCL	77,600	170,833
Total Access Communication PCL, NVDR	307,000	676,276
True Corp. PCL*	3,516,394	349,968

		26,659,034

Turkey — 3.0%
Adana Cimento Sanayii TAS (Class A Stock)	47,928	85,290
Akbank TAS	544,866	1,732,062
Akcansa Cimento A/S	45,400	164,459
Akenerji Elektrik Uretim A/S*	239,962	233,152
Alarko Holding A/S	133,000	214,205
Anadolu Efes Biracilik Ve Malt Sanayii A/S	81,000	975,208
Arcelik A/S	195,795	632,747
Asya Katilim Bankasi A/S*	441,400	370,601
Aygaz AS	50,000	233,399
Bagfas Bandirma Gubre Fabrik	4,200	338,218
BIM Birlesik Magazalar A/S	41,700	1,156,040
Cimsa Cimento Sanayi VE Tica	35,400	140,946
Coca-Cola Icecek A/S	30,700	366,374
Dogan Sirketler Grubu Holdings*	616,526	172,546
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	127,900	121,568
Enka Insaat ve Sanayi A/S	499,577	1,081,592

COMMON STOCKS (continued)	Shares	Value (Note 2)

Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	677,292	$1,173,079
Finansbank A/S*	—	—
Ford Otomotiv Sanayi A/S	27,600	222,986
Gubre Fabrikalari TAS*	20,400	122,265
Haci Omer Sabanci Holding A/S	397,588	1,133,716
Ihlas Holding A/S*	784,900	319,141
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret A/S (Class D Stock)*	645,200	258,932
KOC Holding A/S	569,932	1,709,420
Koza Altin Isletmeleri A/S	20,700	274,360
Koza Anadolu Metal Madencilik Isletmeleri A/S*	122,500	170,772
Migros Ticaret AS*	25,300	169,001
Petkim Petrokimya Holding A/S*	313,973	326,615
Sekerbank TAS	347,917	165,347
TAV Havalimanlari Holding A/S*	123,000	523,501
Tekfen Holding A/S	127,496	359,513
Tofas Turk Otomobil Fabrikasi A/S	70,800	221,326
Trakya Cam Sanayi A/S	198,106	255,249
Tupras Turkiye Petrol Rafinerileri A/S	71,900	1,518,680
Turk Ekonomi Bankasi A/S*	139,200	105,847
Turk Hava Yollari*	358,449	401,273
Turk Sise ve Cam Fabrikalari A/S	240,700	362,242
Turk Telekomunikasyon A/S	278,400	1,032,010
Turk Traktor ve Ziraat Makineleri A/S	11,000	196,330
Turkcell Iletisim Hizmet A/S*	421,800	1,977,866
Turkiye Garanti Bankasi A/S, 144A	729,900	2,274,012
Turkiye Halk Bankasi A/S	102,400	535,319
Turkiye Is Bankasi (Class C Stock)	509,462	890,466
Turkiye Sinai Kalkinma Bankasi A/S	209,999	202,930
Turkiye Vakiflar Bankasi Tao (Class D Stock)	358,700	464,061
Ulker Biskuvi Sanayi A/S	70,200	200,174
Vestel Elektronik Sanayi ve Ticaret A/S*	142,900	136,580
Yapi ve Kredi Bankasi A/S*	322,548	458,167
Yazicilar Holding A/S (Class A Stock)	39,100	205,643

		26,385,230

United Arab Emirates — 1.5%
Abu Dhabi Commercial Bank*(g)	1,878,700	1,421,882
Abu Dhabi National Hotels	984,893	589,893
Air Arabia	3,448,700	550,192
Aldar Properties PJSC*	1,395,081	349,421
Amlak Finance PJSC*	67,000	—
Arabtec Holding Co.*	2,508,925	1,086,041
Bank of Sharjah	627,800	334,995
Dana Gas PJSC*	7,118,840	872,134
DP World Ltd.	213,570	2,069,493
Dubai Financial Market*	1,758,200	402,077
Dubai Islamic Bank PJSC	658,851	347,977
Emaar Properties PJSC	2,980,800	2,085,582
Gulf Cement Co. PSC	260,300	50,315
National Bank of Abu Dhabi PJSC(g)	668,301	1,992,267
National Central Cooling Co.*	483,458	65,283
Union National Bank PJSC/Abu Dhabi	1,117,393	879,154

		13,096,706

TOTAL COMMON STOCKS (cost $871,680,217)		778,915,150

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value (Note 2)

EXCHANGE TRADED FUND — 2.2%
Vanguard MSCI Emerging Markets (a) (cost $21,278,084)	520,900	$19,903,589

PREFERRED STOCKS — 3.8%
Brazil — 3.4%
AES Tiete SA, (PRFC)	31,800	458,268
Banco Bradesco SA, (PRFC)	158,264	2,609,097
Bradespar SA, (PRFC)	22,400	380,569
Centrais Eletricas Brasileiras SA, (PRFC B)	67,100	965,895
Cia Brasileira de Distribuicao Grupo Pao de Acucar, (PRFC)	15,995	574,542
Cia de Bebidas das Americas, (PRFC)	80,620	2,908,847
Cia Energetica de Minas Gerais, (PRFC)	38,272	682,648
Cia Energetica de Sao Paulo, (PRFC B)	36,000	637,877
Cia Paranaense de Energia, (PRFC B)	15,000	312,827
Companhia de Bebidas das Americas, (PRFC)	11,000	396,990
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, (PRFC)	12,200	238,735
Gerdau SA, (PRFC)	94,900	737,730
Itau Unibanco Holding SA, (PRFC)	25,900	480,704
Itau Unibanco Holding SA, (PRFC)	151,600	2,762,570
Itausa - Investimentos Itau SA, (PRFC)	214,455	1,296,905
Klabin SA, (PRFC)	82,100	352,124
Lojas Americanas SA, (PRFC)	51,891	397,824
Marcopolo SA, (PRFC)	82,000	311,690
Metalurgica Gerdau SA, (PRFC)	22,000	211,242
Petroleo Brasileiro SA, (PRFC)	473,200	5,451,853
Randon Participacoes SA, (PRFC)	38,700	176,772
Suzano Papel e Celulose SA, (PRFC)	65,025	234,965
Tam SA, (PRFC)	15,000	287,093
Tele Norte Leste Participacoes SA, (PRFC)	41,700	392,576
Telefonica Brasil SA, (PRFC)	43,741	1,217,080
Usinas Siderurgicas de Minas Gerais SA, (PRFC A)	48,800	265,552
Vale SA, (PRFC A)	249,400	5,056,860

Vale SA, (PRFC)(a)	7,400	152,440

		29,952,275

Croatia — 0.1%
Adris Grupa dd, (PRFC)(g)	20,975	788,863

Pakistan
Millat Tractors Ltd.(g)	55,400	225,032

Peru — 0.1%
Luz del Sur Saa(g)	138,100	334,943

Philippines
Security Bank Corp	82,500	183,323

Russia — 0.2%
AK Transneft OAO, (PRFC)	350	540,287
Surgutneftegaz OJSC, (PRFC S)	1,641,400	842,792

		1,383,079

South Africa
Allied Electronics Corp. Ltd., (PRFC)	51,800	144,892

South Korea
LG Chem Ltd., (PRFC)*	2,200	205,295

TOTAL PREFERRED STOCKS (cost $37,884,837)		33,217,702

RIGHTS*	Units	Value (Note 2)

Chile
Cia Sud Americana de Vapores SA, expiring 01/17/12.	1,388,556	$—
Quinenco SA, expiring 01/18/12	17,054	—
Sigdo Koppers SA, expiring 01/19/12	61,119	6,824

		6,824

Nigeria
Union Bank of Nigeria, expiring 01/20/12	2,138,889	22,008

TOTAL RIGHTS (cost $0)		28,832

WARRANTS* — 2.9%
Egypt — 1.3%
Alexandria Mineral Oils Co., expiring 12/08/14(g)	60,700	673,673
Arab Cotton Ginning, expiring 12/08/14	379,670	132,820
Citadel Capital SAE, expiring 12/22/14	219,650	92,822
Commercial International Bank Egypt SAE,expiring 12/01/14	495,100	1,535,003
Eastern Co., expiring 12/08/14	28,398	436,693
EFG - Hermes Holdings SAE, expiring 12/08/14.	393,175	652,522
Egyptian Kuwaiti Holding Co., expiring 12/01/14.	585,000	573,300
ElSwedy Electric Co., expiring 12/15/14(g)	114,611	394,103
Ezz Steel, expiring 12/08/14	745,620	461,106
Ghabbour Auto, expiring 12/15/14(g)	54,050	187,918
Juhayna Food Industries, expiring 12/01/14(g)	1,316,144	851,025
Maridive & Oil Services SAE, expiring 12/01/14.	135,000	190,350
Misr Beni Suef Cement Co., expiring 12/08/14(g)	15,640	156,750
Mobinil - Egyptian Mobile Services, expiring 12/15/14.	28,040	363,686
National Societe Generale Bank SAE,expiring 12/08/14	79,018	266,079
Orascom Construction Industries, expiring 12/08/14.	71,403	2,381,284
Oriental Weavers, expiring 12/08/14	60,671	301,570
Palm Hills Developments SAE, expiring 12/15/14.	773,000	139,695
Pioneers Holding, expiring 12/08/14	394,200	145,092
Sidi Perir Petrochemicals, expiring 12/01/14(g)	332,077	655,731
Telecom Egypt, expiring 12/01/14	300,000	657,051
TMG Holding, expiring 12/08/14	884,462	434,056

		11,682,329

Saudi Arabia — 0.8%
Al Albdullatif Industrial, expiring 07/06/12	12,500	88,661
Al Rajhi Bank, expiring 04/30/12	24,300	450,330
Alinma Bank, expiring 06/04/12	137,000	339,737
Almari Co. Ltd., expiring 03/27/12	13,700	365,309
Arab National Bank, expiring 06/04/12.	13,862	102,018
Banque Saudi Fransi, expiring 04/30/12.	26,100	292,300
Etihad Etisalat Co., expiring 04/02/12	38,200	532,218
Fawaz Abdulaziz Alhokair & Co., expiring 04/04/12.	13,500	233,984

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Units	Value (Note 2)

WARRANTS* (continued)
Saudi Arabia (continued)
Jarir Marketing Co., expiring 06/04/12	2,500	$92,994
Kayan Petrochemical Co., expiring 06/04/12	33,600	154,550
Mobile Telecommunications Co. KSC,expiring 06/04/12	196,300	290,505
National Industrialization, expiring 05/14/12	57,792	634,899
Riyad Bank, expiring 06/11/12	29,000	181,721
Sahara Petrochemical Co., expiring 11/26/12	60,000	248,783
Samba Financial Group, expiring 04/30/12	40,800	504,798
Saudi Arabian Amiantit Co., expiring 06/25/12	21,300	92,010
Saudi Arabian Fertilizer Co., expiring 06/04/12	4,700	218,065
Saudi Arabian Mining Co., expiring 06/25/12	21,900	146,574
Saudi Electricity, expiring 06/25/12	69,100	252,429
Saudi Industries Investment Group, expiring 06/11/12	23,200	118,157
Saudi International Petroleum, expiring 09/21/12	42,130	221,308
Saudi Telecom Co., expiring 05/21/12	15,000	135,591
Saudic Basic Industries Corp., expiring 03/26/12	29,700	768,189
Savola, expiring 04/20/12	35,100	264,870
Yanbu National Petrochemical, expiring 01/07/13	20,000	235,718

		6,965,718

Vietnam — 0.8%
Bank for Foreign Trade of Vietnam JSC,expiring 10/14/16	278,880	289,024
Baoviet Holdings, expiring 10/15/19	146,970	286,466
DIG VN, expiring 07/27/15	128,700	63,631
FPT Corp., expiring 01/13/15(g)	322,466	761,904
GEMADEPT Corp., expiring 12/03/14	125,667	106,939
Hagl JSC, expiring 03/03/15	452,000	419,018
Hoa Phat Group JSC, expiring 03/03/15(g)	451,100	375,294
Kinh Do JSC, expiring 12/08/14	109,195	134,970
Masan Group Corp., expiring 07/07/16(g)	141,000	606,635
PetroVietnam Construction JSC, expiring 05/20/16	586,530	189,609
PetroVietnam Drilling & Well Services JSC,expiring 12/15/14(g)	261,243	412,328
PetroVietnam Fertilizer & Chemical JSC,expiring 12/09/14	241,000	272,680
Pha Lai Thermal Power JSC, expiring 01/13/15(g)	507,210	168,790
Refrigeration Electrical Engineering Corp.,expiring 04/07/15	401,080	215,461
Songda Urban & Industrial Zone Investment and Development JSC, expiring 11/27/14	225,740	244,683
Vietnam Dairy Products JSC, expiring 09/29/14(g)	183,930	756,360
Vietnam Joint Stock Commercial Bank for Industry and Trade, expiring 10/27/16	544,500	458,172

			Units		Value (Note 2)

WARRANTS* (continued)
Vietnam (continued)
Vincom JSC, expiring 12/16/14				191,290	$904,847

					6,666,811

TOTAL WARRANTS (cost $29,497,272)					25,314,858

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
CORPORATE BOND
India
Dr. Reddy’s Laboratories Ltd., Unsec’d. Notes (cost $16,003)
9.250%	03/24/14	NR	INR	145	14,431

TOTAL LONG-TERM INVESTMENTS (cost $960,356,413)					857,394,562

			Shares
SHORT-TERM INVESTMENT — 7.3%
Affiliated money market mutual fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $64,081,846; includes $38,510,416 of cash collateral for securities on loan)(b)(w)(Note 4)				64,081,846	64,081,846

TOTAL INVESTMENTS — 104.6% (cost $1,024,438,259)					921,476,408
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.6)%					(40,521,240)

NET ASSETS — 100.0%					$880,955,168

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MICEX	Moscow Interbank Currency Exchange
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-voting Depositary Receipts
PRFC	Preference Shares
RTSX	Russian Trading System Stock Exchange
XLON	London Stock Exchange
INR	Indian Rupee

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,711,019; cash collateral of $38,510,416 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$6,579,965	$—	$—
Botswana	749,125	—	3,822,296
Brazil	22,582,548	—	—
Bulgaria	1,814,964	—	61,429
Chile	26,458,648	—	—
China	79,255,785	—	119,597
Col ombia	13,159,205	—	645,232
Croatia	4,679,764	—	—
Czech Republic	13,081,243	—	—
Egypt	—	—	1,659,404
Estonia	3,233,487	—	—
Ghana	1,899,018	—	—
Hungary	12,824,630	—	—
India	51,395,592	—	15,919
Indonesia	27,332,912	—	—
Jordan	7,029,531	—	—
Kazakhstan	6,487,937	—	—
Kenya	7,752,725	—	180,670
Kuwait	12,965,365	—	1,108
Latvia	777,296	—	—
Lebanon	2,544,177	—	614,339
Lithuania	1,186,515	—	—
Malaysia	30,519,082	—	2,914
Mauritius	3,198,371	—	—
Mexico	51,982,891	—	177,654
Morocco	13,008,933	—	—
Nigeria	6,664,268	19,738	37,717
Oman	6,979,779	—	—
Pakistan	6,144,038	—	—
Peru	12,371,605	—	398,090
Philippines	13,352,244	—	—
Poland	25,856,185	—	—
Qatar	13,438,153	—	—
Romania	5,255,324	—	—
Russia	50,870,891	—	9,824
Slovenia	4,997,583	—	—
South Africa	51,866,823	—	—
South Korea	52,337,175	—	—
Taiwan	52,374,472	—	—
Thailand	26,659,034	—	—
Turkey	26,385,230	—	—
United Arab Emirates	13,096,706	—	—
Exchange Traded Fund	19,903,589	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

	Level 1	Level 2	Level 3
Preferred Stocks:
Brazil	$29,952,275	$—	$—
Croatia	788,863	—	—
Pakistan	225,032	—	—
Peru	—	—	334,943
Philippines	183,323	—	—
Russia	1,383,079	—	—
South Africa	144,892	—	—
South Korea	205,295	—	—
Rights:
Chile	6,824	—	—
Nigeria	—	22,008	—
Warrants:
Egypt	—	11,682,329	—
Saudi Arabia	—	6,965,718	—
Vietnam	—	6,666,811	—
Corporate Bond – India	—	14,431	—
Affiliated Money Market Mutual Fund	64,081,846	—	—

Total	$888,024,237	$25,371,035	$8,081,136

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks
Balance as of 12/31/10	$4,394,823	$—
Realized gain (loss)	(1,420,290)	—
Change in unrealized appreciation (depreciation)*	(1,821,073)	8,914
Purchases	2,839,818	326,029
Sales	(2,044,971)	—
Transfers into Level 3	6,894,403	—
Transfers out of Level 3	(1,096,517)	—

Balance as of 12/31/11	$7,746,193	$334,943

*	Of which, $(1,952,615) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were four Common Stocks transferred out of Level 3 as a result of being traded on an exchange, ten Common Stocks transferred into Level 3 as a result of experiencing no trade volume and four Common Stocks transferred into Level 3 as a result of being suspended from trading on their respective exchanges.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:
Commercial Banks	12.4%
Telecommunications	10.4
Metals & Mining	7.7
Oil, Gas & Consumable Fuels	7.5
Affiliated Money Market Mutual Fund (4.4% represents investments purchased with collateral from securities on loan)	7.3
Diversified Financial Services	3.8
Food	3.2
Chemicals	3.0
Retail & Merchandising	2.8
Electric	2.7
Banks	2.3
Exchange Traded Fund	2.3
Semiconductors	2.2
Diversified Operations	2.1
Real Estate	2.0
Beverages	2.0
Engineering/Construction	1.9
Building Materials	1.9
Oil & Gas	1.8
Internet Software & Services	1.5
Pharmaceuticals	1.4
Insurance	1.4
Industrials	1.3
Financial Services	1.3
Automobile Manufacturers	1.1
Electronic Components & Equipment	1.1
Computer Services & Software	1.0
Agriculture	0.9
Media & Entertainment	0.8
Electric – Generation	0.8
Consumer Discretionary	0.7
Transportation	0.7
Hotels & Motels	0.6
Computers & Peripherals	0.6
Auto Parts & Equipment	0.6

Airlines	0.6%
Holding Companies	0.6
Electric – Integrated	0.5
Information Technology	0.5
Tobacco	0.5
Financial – Bank & Trust	0.5
Machinery	0.4
Investment Companies	0.4
Paper & Forest Products	0.4
Real Estate Investment Trusts	0.4
Utilities	0.4
Consumer Products & Services	0.4
Textiles	0.3
Materials	0.2
Commercial Services	0.2
Distribution/Wholesale	0.2
Water	0.2
Electronics	0.2
Marine	0.2
Consumer Staples	0.2
Home Furnishings	0.2
Manufacturing	0.2
Healthcare Products & Services	0.2
Healthcare Providers & Services	0.2
Cosmetics/Personal Care	0.2
Medical Supplies & Equipment	0.2
Home Builders	0.1
Apparel	0.1
Entertainment & Leisure	0.1
Energy – Alternate Sources	0.1
Aerospace & Defense	0.1
Biotechnology	0.1
Pipelines	0.1
Diversified Manufacturing	0.1
Advertising	0.1
Containers & Packaging	0.1

104.6
Liabilities in excess of other assets	(4.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$24,596,494	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(12,299)	$(12,299)
Equity contracts	247,800	(2,730,046)	—	(2,482,246)

Total	$247,800	$(2,730,046)	$(12,299)	$(2,494,545)

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$(114,989)	$(3,901,954)	$(4,016,943)

For the year ended December 31, 2011, the Portfolio’s average cost for warrants was $21,518,297.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $37,711,019:
Unaffiliated investments (cost $960,356,413)	$857,394,562
Affiliated investments (cost $64,081,846)	64,081,846
Foreign currency, at value (cost $6,663,891)	6,619,792
Receivable for fund share sold	6,425,359
Receivable for investments sold	2,042,497
Dividends receivable	587,761
Tax reclaim receivable	1,029
Prepaid expenses	6,591

Total Assets	937,159,437

LIABILITIES:
Payable to broker for collateral for securities on loan	38,510,416
Payable for investments purchased	13,910,434
Payable to custodian	2,383,168
Accrued expenses and other liabilities	774,775
Advisory fees payable	384,605
Foreign capital gains tax liability	182,603
Foreign withheld taxes payable	50,060
Shareholder servicing fees payable	7,700
Affiliated transfer agent fee payable	508

Total Liabilities	56,204,269

NET ASSETS	$880,955,168

Net assets were comprised of:
Paid-in capital	$949,792,787
Retained earnings.	(68,837,619)

Net assets, December 31, 2011	$880,955,168

Net asset value and redemption price per share, $880,955,168 / 112,289,461 outstanding shares of beneficial interest	$7.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,954,989 foreign withholding tax)	$29,595,196
Affiliated income from securities lending, net.	245,942
Affiliated dividend income	30,490

29,871,628

EXPENSES
Advisory fees	11,856,359
Custodian and accounting fees	2,279,000
Shareholder servicing fees and expenses	1,077,851
Loan interest expense (Note 7)	80,203
Audit fees	25,000
Trustees’ fees.	21,000
Commitment fee on syndicated credit agreement.	16,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Miscellaneous	174,264

Total expenses	15,568,677
Less: shareholder servicing fee waiver	(165,224)

Net expenses	15,403,453

NET INVESTMENT INCOME	14,468,175

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $1,439,516)	68,374,995
Foreign currency transactions	(945,471)

67,429,524

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $1,892,320)	(335,020,250)
Foreign currencies	(58,055)

(335,078,305)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	(267,648,781)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(253,180,606)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,468,175	$8,051,546
Net realized gain on investment and foreign currency transactions	67,429,524	7,974,030
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(335,078,305)	169,229,078

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(253,180,606)	185,254,654

DISTRIBUTIONS	(8,042,202)	(3,474,851)

FUND SHARE TRANSACTIONS:
Fund share sold [92,998,198 and 76,094,344 shares, respectively]	823,375,989	665,772,470
Fund share issued in reinvestment of distributions [828,239 and 439,299 shares, respectively]	8,042,202	3,474,851
Fund share repurchased [109,773,366 and 27,549,625 shares, respectively]	(960,810,804)	(224,685,159)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(129,392,613)	444,562,162

TOTAL INCREASE (DECREASE) IN NET ASSETS	(390,615,421)	626,341,965
NET ASSETS:
Beginning of year	1,271,570,589	645,228,624

End of year	$880,955,168	$1,271,570,589

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Triumph Group, Inc.(a)	175,039	$10,231,030

Air Freight & Logistics — 0.8%
Atlas Air Worldwide Holdings, Inc.*	112,079	4,307,196

Airlines — 0.9%
JetBlue Airways Corp.*(a)	937,840	4,876,768

Auto Parts & Equipment — 1.8%
Meritor, Inc.*(a)	507,865	2,701,842
WABCO Holdings, Inc.*	158,945	6,898,213

		9,600,055

Biotechnology — 1.5%
Seattle Genetics, Inc.*(a)	127,677	2,134,121
United Therapeutics Corp.*	115,510	5,457,848

		7,591,969

Building Materials — 0.7%
Texas Industries, Inc.(a)	122,344	3,765,748

Chemicals — 2.5%
Huntsman Corp.	557,783	5,577,830
Intrepid Potash, Inc.*(a)	121,407	2,747,440
Quaker Chemical Corp.	113,005	4,394,764

		12,720,034

Clothing & Apparel — 1.0%
Steven Madden Ltd.*(a)	149,726	5,165,547

Commercial Banks — 0.5%
UMB Financial Corp.	66,115	2,462,784

Commercial Services — 7.9%
Acacia Research—Acacia Technologies*	155,210	5,666,717
GEO Group, Inc. (The)*	358,060	5,997,505
Monster Worldwide, Inc.*	460,073	3,648,379
PAREXEL International Corp.*	202,706	4,204,122
Sotheby’s	144,345	4,118,163
SuccessFactors, Inc.*	244,431	9,745,464
Waste Connections, Inc.	228,092	7,558,969

		40,939,319

Computer Services & Software — 5.7%
3D Systems Corp.*(a)	129,512	1,864,973
ANSYS, Inc.*	115,631	6,623,344
Fortinet, Inc.*	335,421	7,315,532
Informatica Corp.*	118,140	4,362,910
QLIK Technologies, Inc.*(a)	255,323	6,178,817
Riverbed Technology, Inc.*	131,640	3,093,540

		29,439,116

Diversified Financial Services — 0.6%
Duff & Phelps Corp. (Class A Stock)	213,376	3,093,952

Electronic Components & Equipment — 6.4%
Coherent, Inc.*	153,687	8,033,219
Cymer, Inc.*(a)	107,289	5,338,701
DTS, Inc.*	204,736	5,577,009
GrafTech International Ltd.*	380,668	5,196,118
Universal Display Corp.*(a)	96,897	3,555,151
Universal Electronics, Inc.*	309,369	5,219,055

		32,919,253

COMMON STOCKS (continued)	Shares	Value (Note 2)
Entertainment & Leisure — 4.5%
Bally Technologies, Inc.*(a)	210,136	$8,312,980
Pinnacle Entertainment, Inc.*(a)	403,872	4,103,340
Shuffle Master, Inc.*	910,054	10,665,833

		23,082,153

Financial Services — 1.9%
Cash America International, Inc.	213,300	9,946,179

Food — 1.1%
Fresh Market, Inc. (The)*(a)	148,154	5,911,345

Healthcare Products — 6.7%
Arthrocare Corp.*	242,300	7,676,064
Bruker Corp.*	383,619	4,764,548
Cepheid, Inc.*(a)	159,560	5,490,460
Cooper Cos., Inc. (The)	84,150	5,934,258
Sirona Dental Systems, Inc.*	161,729	7,122,545
Thoratec Corp.*	105,993	3,557,125

		34,545,000

Healthcare Services — 4.6%
Air Methods Corp.*	66,273	5,596,755
Allscripts Healthcare Solutions, Inc.*	271,364	5,139,634
AMERIGROUP Corp.*(a)	84,010	4,963,311
Centene Corp.*	205,634	8,141,050

		23,840,750

Insurance — 1.2%
Validus Holdings Ltd. (Bermuda)	192,945	6,077,768

Internet Services — 2.6%
Sapient Corp.	629,197	7,927,882
TIBCO Software, Inc.*	236,243	5,648,570

		13,576,452

Investment Companies — 0.5%
KKR Financial Holdings LLC(a)	288,445	2,518,125

Lodging — 0.7%
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	457,100	3,414,537

Machinery & Equipment — 0.9%
Regal-Beloit Corp.	90,578	4,616,761

Manufacturing — 1.8%
Hexcel Corp.*	188,820	4,571,332
Polypore International, Inc.*(a)	103,170	4,538,448

		9,109,780

Medical Supplies & Equipment — 1.7%
Quality Systems, Inc.(a)	236,935	8,764,226

Metals & Mining — 3.8%
Cloud Peak Energy, Inc.*	127,048	2,454,567
Northwest Pipe Co.*	183,894	4,203,817
RTI International Metals, Inc.*(a)	305,164	7,082,856
Titanium Metals Corp.(a)	411,090	6,158,128

		19,899,368

Oil & Gas — 7.7%
Dril-Quip, Inc.*	50,242	3,306,928
Gulfport Energy Corp.*	111,771	3,291,656
Lufkin Industries, Inc.	237,344	15,975,625
Oasis Petroleum, Inc.*(a)	316,193	9,198,054

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas (Continued)
OYO Geospace Corp.*(a)	106,932	$8,269,052

		40,041,315

Pharmaceuticals — 5.0%
BioMarin Pharmaceutical, Inc.*(a)	74,080	2,546,870
Catalyst Health Solutions, Inc.*	130,681	6,795,412
Herbalife Ltd. (Cayman Islands)	16,635	859,530
ICON PLC (Ireland), ADR*	140,835	2,409,687
Onyx Pharmaceuticals, Inc.*	45,952	2,019,590
Salix Pharmaceuticals Ltd.*(a)	179,200	8,574,720
Theravance, Inc.*	115,882	2,560,992

		25,766,801

Real Estate Investment Trusts — 0.6%
Redwood Trust, Inc.(a)	311,617	3,172,261

Retail & Merchandising — 10.5%
BJ’s Restaurants, Inc.*(a)	171,104	7,754,433
Chico’s FAS, Inc.	233,053	2,596,210
EZCORP, Inc. (Class A Stock)*	94,685	2,496,843
Genesco, Inc.*	338,414	20,893,680
GNC Holdings, Inc. (Class A Stock)*	249,667	7,227,860
Sally Beauty Holdings, Inc.*	124,835	2,637,764
Vitamin Shoppe, Inc.*(a)	271,768	10,838,108

		54,444,898

Semiconductors — 2.4%
Cavium, Inc.*	118,795	3,377,342
Teradyne, Inc.*(a)	469,300	6,396,559
Veeco Instruments, Inc.*(a)	139,145	2,894,216

		12,668,117

Software — 3.8%
Compuware Corp.*	805,915	6,705,213
MedAssets, Inc.*	311,925	2,885,306
Medidata Solutions, Inc.*	121,151	2,635,034
Opnet Technologies, Inc.	102,910	3,773,710
Progress Software Corp.*	185,777	3,594,785

		19,594,048

Telecommunications — 2.9%
Ezchip Semiconductor Ltd. (Israel)*	103,945	2,944,762
IPG Photonics Corp.*	157,829	5,345,668
NICE Systems Ltd. (Israel), ADR*	193,373	6,661,700

		14,952,130

Transportation — 1.1%
Landstar System, Inc.	117,040	5,608,557

TOTAL LONG-TERM INVESTMENTS
(cost $488,400,952)		508,663,342

SHORT-TERM INVESTMENT — 20.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $107,077,712; includes $95,578,334 of cash collateral for securities on loan)(b)(w)(Note 4)	107,077,712	107,077,712

Value (Note 2)
TOTAL INVESTMENTS — 119.0%
(cost $595,478,664)	$615,741,054
LIABILITIES IN EXCESS OF OTHER ASSETS —(19.0)%	(98,495,677)

NET ASSETS — 100.0%	$517,245,377

The following abbreviation is used in the Portfolio descriptions:

ADR American	Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,845,603; cash collateral of $95,578,334 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$508,663,342	$—	$—
Affiliated Money Market Mutual Fund	107,077,712	—	—

Total	$615,741,054	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (18.5% represents investments purchased with collateral from securities on loan)	20.7%
Retail & Merchandising	10.5
Commercial Services	7.9
Oil & Gas	7.7
Healthcare Products	6.7
Electronic Components & Equipment	6.4
Computer Services & Software	5.7
Pharmaceuticals	5.0
Healthcare Services	4.6
Entertainment & Leisure	4.5
Metals & Mining	3.8
Software	3.8
Telecommunications	2.9
Internet Services	2.6
Chemicals	2.5
Semiconductors	2.4
Aerospace & Defense	2.0

Financial Services	1.9%
Auto Parts & Equipment	1.8
Manufacturing	1.8
Medical Supplies & Equipment	1.7
Biotechnology	1.5
Insurance	1.2
Food	1.1
Transportation	1.1
Clothing & Apparel	1.0
Airlines	0.9
Machinery & Equipment	0.9
Air Freight & Logistics	0.8
Building Materials	0.7
Lodging	0.7
Real Estate Investment Trusts	0.6
Diversified Financial Services	0.6
Investment Companies	0.5
Commercial Banks	0.5

119.0
Liabilities in excess of other assets	(19.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011
ASSETS:
Investments at value, including securities on loan of $92,845,603:
Unaffiliated investments (cost $488,400,952)	$508,663,342
Affiliated investments (cost $107,077,712)	107,077,712
Receivable for fund share sold	4,431,835
Dividends receivable	97,262
Prepaid expenses	5,396

Total Assets	620,275,547

LIABILITIES:
Payable to broker for collateral for securities on loan	95,578,334
Payable for investments purchased	7,176,253
Advisory fees payable	200,021
Accrued expenses and other liabilities	58,781
Payable for fund share repurchased.	9,927
Shareholder servicing fees payable	5,159
Deferred trustees’ fees	1,187
Affiliated transfer agent fee payable	508

Total Liabilities	103,030,170

NET ASSETS	$517,245,377

Net assets were comprised of:
Paid-in capital	$503,508,542
Retained earnings.	13,736,835

Net assets, December 31, 2011	$517,245,377

Net asset value and redemption price per share, $517,245,377 / 25,611,762 outstanding shares of beneficial interest	$20.20

STATEMENT OF OPERATIONS
Year Ended December 31, 2011
INVESTMENT INCOME
Unaffiliated dividend income	$2,176,548
Affiliated income from securities lending, net.	753,575
Affiliated dividend income	20,305

2,950,428

EXPENSES
Advisory fees	5,585,779
Shareholder servicing fees and expenses	620,642
Custodian and accounting fees	113,000
Loan interest expense (Note 7)	23,700
Audit fees	19,000
Trustees’ fees.	16,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Commitment fee on syndicated credit agreement.	8,000
Legal fees and expenses.	8,000
Insurance expenses	6,000
Miscellaneous.	11,450

Total expenses.	6,431,571
Less: shareholder servicing fee waiver	(35,793)

Net expenses	6,395,778

NET INVESTMENT LOSS.	(3,445,350)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	137,129,300
Net change in unrealized appreciation (depreciation) on investments	(154,800,617)

NET LOSS ON INVESTMENTS.	(17,671,317)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.	$(21,116,667)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(3,445,350)	$(1,255,154)
Net realized gain on investment transactions	137,129,300	45,918,599
Net change in unrealized appreciation (depreciation) on investments	(154,800,617)	107,415,434

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,116,667)	152,078,879

DISTRIBUTIONS	—	(966,525)

FUND SHARE TRANSACTIONS:
Fund share sold [20,862,187 and 17,321,180 shares, respectively]	426,268,030	291,280,517
Fund share issued in reinvestment of distributions [0 and 60,711 shares, respectively]	—	966,525
Fund share repurchased [26,611,693 and 10,183,038 shares, respectively]	(527,745,516)	(165,610,275)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(101,477,486)	126,636,767

TOTAL INCREASE (DECREASE) IN NET ASSETS	(122,594,153)	277,749,121
NET ASSETS:
Beginning of year	639,839,530	362,090,409

End of year	$517,245,377	$639,839,530

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 96.0%	Shares	Value (Note 2)

Aerospace — 1.4%
BE Aerospace, Inc.*	40,877	$1,582,349
Curtiss-Wright Corp.	13,800	487,554
Esterline Technologies Corp.*	13,400	749,998
Moog, Inc. (Class A Stock)*	4,350	191,096
Triumph Group, Inc.(a)	92,920	5,431,174

		8,442,171

Aerospace & Defense — 0.8%
Ducommun, Inc.	22,400	285,600
Kratos Defense & Security Solutions, Inc.*	39,200	234,024
LMI Aerospace, Inc.*	54,100	949,455
Teledyne Technologies, Inc.*	59,400	3,258,090

		4,727,169

Agriculture — 0.1%
Andersons, Inc. (The)	17,900	781,514

Airlines — 0.8%
Alaska Air Group, Inc.*	31,300	2,350,317
JetBlue Airways Corp.*(a)	144,900	753,480
Republic Airways Holdings, Inc.*	146,300	501,809
Spirit Airlines, Inc.*(a)	16,900	263,640
US Airways Group, Inc.*(a)	226,600	1,148,862

		5,018,108

Automotive Components — 0.8%
Cooper Tire & Rubber Co.	264,899	3,711,235
Superior Industries International, Inc.	83,250	1,376,955

		5,088,190

Beverages
Farmer Bros Co.	13,100	100,084

Biotechnology — 0.4%
Cambrex Corp.*	76,700	550,706
Emergent Biosolutions, Inc.*	11,500	193,660
Inhibitex, Inc.*	57,000	623,580
Lexicon Pharmaceuticals, Inc.*	527,100	679,959
RTI Biologics, Inc.*	55,400	245,976

		2,293,881

Broadcasting — 0.3%
Belo Corp. (Class A Stock)	247,835	1,561,360
Journal Communications, Inc. (Class A Stock)*	104,300	458,920

		2,020,280

Building Materials
ABM Industries, Inc.	7,900	162,898

Building Products — 0.3%
Gibraltar Industries, Inc.*	109,655	1,530,784
Simpson Manufacturing Co., Inc.	12,583	423,544

		1,954,328

Business Services — 0.1%
GP Strategies Corp.*	15,100	203,548
School Specialty, Inc.*(a)	126,513	316,282

		519,830

Capital Markets — 1.4%
Affiliated Managers Group, Inc.*	18,000	1,727,100
Artio Global Investors, Inc.(a)	141,770	691,838

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets (continued)
Cohen & Steers, Inc.(a)	19,351	$559,244
Greenhill & Co., Inc.(a)	23,990	872,516
HFF, Inc. (Class A Stock)*	168,200	1,737,506
Raymond James Financial, Inc.	30,210	935,302
Stifel Financial Corp.*	48,343	1,549,393
Waddell & Reed Financial, Inc. (Class A Stock)	32,170	796,851

		8,869,750

Chemicals — 2.6%
Cytec Industries, Inc.	38,351	1,712,372
Ferro Corp.*	287,873	1,407,699
Fuller (H.B.) Co.	29,300	677,123
Georgia Gulf Corp.*	95,400	1,859,346
Huntsman Corp.	143,602	1,436,020
Innophos Holdings, Inc.	68,293	3,316,308
Innospec, Inc.*	4,100	115,087
Koppers Holdings, Inc.	45,710	1,570,596
Olin Corp.	8,600	168,990
OM Group, Inc.*	61,444	1,375,731
PolyOne Corp.	47,750	551,514
Rockwood Holdings, Inc.*	9,700	381,889
Schulman, (A.), Inc.	33,080	700,634
Solutia, Inc.*	32,800	566,784

		15,840,093

Clothing & Apparel — 0.2%
Iconix Brand Group, Inc.*	36,800	599,472
Maidenform Brands, Inc.*	16,600	303,780
Warnaco Group, Inc. (The)*	10,000	500,400

		1,403,652

Commercial Banks — 4.7%
BancFirst Corp.	6,200	232,748
Bancorp, Inc. (The)*	343,223	2,481,502
Banner Corp.	14,500	248,675
BBCN Bancorp, Inc.*	26,500	250,425
Central Pacific Financial Corp.*	15,700	202,844
Citizens & Northern Corp.	20,000	369,400
Citizens Republic Bancorp, Inc.*	82,282	938,015
CNB Financial Corp.	3,800	59,964
CoBiz Financial, Inc.	29,900	172,523
Cullen/Frost Bankers, Inc.	13,692	724,444
Enterprise Financial Services Corp.	13,800	204,240
First Bancorp, Inc.	1,700	26,129
First Busey Corp.	54,000	270,000
First Financial Corp.	6,900	229,632
First Republic Bank*	29,980	917,688
First Security Group, Inc.*	12,708	31,516
FirstMerit Corp.	248,055	3,753,072
German American Bancorp, Inc.	3,800	69,122
Great Southern Bancorp, Inc.	6,900	162,771
Hanmi Financial Corp.*	45,375	335,775
IBERIABANK Corp.	88,732	4,374,487
Merchants Bancshares, Inc.	3,800	110,960
Orrstown Financial Services, Inc.	11,421	94,223
S.Y. Bancorp, Inc.	6,900	141,657
Signature Bank*(a)	60,301	3,617,457
StellarOne Corp.	15,500	176,390
Sterling Financial Corp.*	19,644	328,055

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Commercial Banks (continued)
SVB Financial Group*(a)	46,220	$2,204,232
Synovus Financial Corp.	423,293	596,843
TCF Financial Corp.	112,327	1,159,215
Tompkins Financial Corp.	19,137	736,966
Tower Bancorp, Inc.	300	8,562
Umpqua Holdings Corp.	52,020	644,528
United Community Banks, Inc.*(a)	64,999	454,343
Virginia Commerce Bancorp, Inc.*	29,600	228,808
West Coast Bancorp*	14,520	226,512
Wilshire Bancorp, Inc.*	97,800	355,014
Wintrust Financial Corp.(a)	54,840	1,538,262

		28,676,999

Commercial Services & Supplies — 2.6%
Cenveo, Inc.*	286,300	973,420
Deluxe Corp.	81,800	1,861,768
DFC Global Corp.*	44,402	801,900
Diebold, Inc.	72,999	2,195,080
Fusion-io, Inc.*(a)	14,300	346,060
Kelly Services, Inc. (Class A Stock)	47,900	655,272
Mac-Gray Corp.	12,400	170,996
Navigant Consulting, Inc.*	35,500	405,055
PHH Corp.*	130,500	1,396,350
State Bancorp, Inc.	8,600	104,920
Team, Inc.*	18,900	562,275
TeleTech Holdings, Inc.*	7,000	113,400
TMS International Corp. (Class A Stock)*(a)	67,460	666,505
TNS, Inc.*	119,827	2,123,334
Towers Watson & Co. (Class A Stock)	42,688	2,558,292
United Stationers, Inc.	37,930	1,235,001

		16,169,628

Communications Equipment — 1.1%
Bel Fuse, Inc. (Class B Stock)	16,460	308,625
Black Box Corp.	53,930	1,512,197
Digi International, Inc.*	95,470	1,065,445
InterDigital, Inc.	9,330	406,508
Plantronics, Inc.	100,500	3,581,820

		6,874,595

Computer Hardware — 0.1%
Imation Corp.*	23,700	135,801
Insight Enterprises, Inc.*	26,900	411,301
Mercury Computer Systems, Inc.*	14,800	196,692

		743,794

Computer Services & Software — 2.0%
Aspen Technology, Inc.*	22,600	392,110
Brocade Communications Systems, Inc.*	435,827	2,261,942
CACI International, Inc. (Class A Stock)*(a)	61,705	3,450,544
CIBER, Inc.*	58,900	227,354
DynaVox, Inc. (Class A Stock)*	24,400	88,816
Electronics for Imaging, Inc.*	28,900	411,825
Gartner, Inc.*	7,900	274,683
JDA Software Group, Inc.*	42,939	1,390,794
Mantech International Corp. (Class A Stock)(a)	22,000	687,280
NetScout Systems, Inc.*	8,300	146,080
Parametric Technology Corp.*	122,884	2,243,862
Quest Software, Inc.*	10,300	191,580
Radisys Corp.*	22,700	114,862

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Computer Services & Software (continued)
SYNNEX Corp.*	19,300	$587,878

		12,469,610

Computers & Peripherals — 0.1%
Rimage Corp.	34,170	384,412
Unisys Corp.*	10,300	203,013

		587,425

Computers Networking — 0.3%
Xyratex Ltd. (Bermuda)	117,976	1,571,440

Conglomerates — 0.5%
Teleflex, Inc.	51,232	3,140,009

Construction and Engineering — 1.0%
EMCOR Group, Inc.	111,347	2,985,213
Granite Construction, Inc.	10,000	237,200
Orion Marine Group, Inc.*	171,385	1,139,710
Tutor Perini Corp.*	113,916	1,405,723
VSE Corp.	13,100	318,068

		6,085,914

Consulting Services
Zillow, Inc.*(a)	3,000	67,440

Consumer Products & Services — 1.6%
American Greetings Corp. (Class A Stock)	27,500	344,025
Blyth, Inc.(a)	9,300	528,240
Buckeye Technologies, Inc.	70,600	2,360,864
Central Garden & Pet Co.*	106,849	871,888
G & K Services, Inc. (Class A Stock)	92,309	2,687,115
JAKKS Pacific, Inc.(a)	58,500	825,435
Regis Corp.(a)	87,639	1,450,425
Select Comfort Corp.*	25,500	553,095

		9,621,087

Containers & Packaging — 1.4%
AptarGroup, Inc.	12,476	650,873
Graphic Packaging Holding Co.*	110,500	470,730
Greif, Inc. (Class A Stock)	52,368	2,385,362
Myers Industries, Inc.	72,260	891,688
Owens-Illinois, Inc.*	99,904	1,936,140
Packaging Corp. of America	78,276	1,975,686

		8,310,479

Cosmetics & Toiletries
Revlon, Inc. (Class A Stock)*	13,100	194,797

Distribution/Wholesale — 0.1%
Brightpoint, Inc.*	14,100	151,716
Core-Mark Holding Co., Inc.	14,100	558,360

		710,076

Diversified Consumer Services — 0.3%
Sotheby’s	18,510	528,090
Steiner Leisure Ltd. (Bahamas)*	31,162	1,414,443

		1,942,533

Diversified Financial Services — 0.5%
BGC Partners, Inc. (Class A Stock)	96,400	572,616
Cowen Group, Inc. (Class A Stock)*(a)	259,114	671,105
Edelman Financial Group, Inc.	13,400	88,038
Gleacher & Co., Inc.*	159,700	268,296
SeaCube Container Leasing Ltd. (Bermuda)	70,900	1,050,029
SWS Group, Inc.	84,025	577,252

		3,227,336

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Operations
Standex International Corp.	6,900	$235,773

Education — 0.1%
Lincoln Educational Services Corp.	67,100	530,090

Electric Utilities — 2.3%
Cleco Corp.	102,942	3,922,090
Empire District Electric Co. (The)	24,400	514,596
MGE Energy, Inc.	29,510	1,380,183
Portland General Electric Co.	227,153	5,744,700
UniSource Energy Corp.	68,410	2,525,697

		14,087,266

Electrical Equipment — 0.3%
GrafTech International Ltd.*	54,630	745,700
Regal-Beloit Corp.	14,800	754,356

		1,500,056

Electronic Components & Equipment — 3.4%
Arris Group, Inc.*	89,439	967,730
AVX Corp.	153,130	1,953,939
Belden, Inc.	75,080	2,498,662
Checkpoint Systems, Inc.*	12,700	138,938
Coherent, Inc.*	64,270	3,359,393
Daktronics, Inc.	20,600	197,142
DDi Corp.	21,000	195,930
EnerSys*	42,400	1,101,128
FEI Co.*	13,800	562,764
General Cable Corp.*	80,922	2,023,859
Littelfuse, Inc.	9,300	399,714
Park Electrochemical Corp.	76,170	1,951,475
Synopsys, Inc.*	89,292	2,428,742
TTM Technologies, Inc.*	44,400	486,624
VAALCO Energy, Inc.*	66,800	403,472
Zebra Technologies Corp. (Class A Stock)*	55,990	2,003,322

		20,672,834

Electronic Equipment & Instruments — 0.2%
Vishay Intertechnology, Inc.*	160,714	1,444,819

Electronics — 0.2%
Greatbatch, Inc.*	66,800	1,476,280

Energy – Alternate Sources — 0.1%
FutureFuel Corp.	3,400	42,228
Green Plains Renewable Energy, Inc.*(a)	51,300	500,688
KiOR, Inc. (Class A Stock)*(a)	784	7,981
Solazyme, Inc.*	1,700	20,230

		571,127

Energy Equipment & Services — 0.8%
Cal Dive International, Inc.*	281,120	632,520
Gulf Island Fabrication, Inc.	29,910	873,671
Matrix Service Co.*	140,870	1,329,813
Natural Gas Services Group, Inc.*	50,280	727,049
TETRA Technologies, Inc.*	88,230	824,068
Tidewater, Inc.	12,660	624,138

		5,011,259

COMMON STOCKS (continued)	Shares	Value (Note 2)

Engineering & Construction — 0.1%
Michael Baker Corp.*	21,000	$411,810

Entertainment & Leisure — 1.1%
International Speedway Corp. (Class A Stock)	46,256	1,172,590
Isle of Capri Casinos, Inc.*(a)	38,600	180,262
Scientific Games Corp. (Class A Stock)*	249,715	2,422,236
Speedway Motorsports, Inc.	27,518	421,851
Town Sports International Holdings, Inc.*	6,200	45,570
WMS Industries, Inc.*	119,753	2,457,332

		6,699,841

Environmental Control — 0.3%
Darling International, Inc.*	36,900	490,401
EnergySolutions, Inc.*	372,980	1,152,508

		1,642,909

Environmental Services — 0.9%
Clean Harbors, Inc.*	29,655	1,889,913
Tetra Tech, Inc.*	157,485	3,400,101

		5,290,014

Financial – Bank & Trust — 7.0%
1st Source Corp.	4,900	124,117
Banco Latinoamericano de Comercio Exterior SA (Panama)	17,600	282,480
BancorpSouth, Inc.(a)	83,515	920,335
Bank of the Ozarks, Inc.	11,700	346,671
Berkshire Hills Bancorp, Inc.	11,700	259,623
Boston Private Financial Holdings, Inc.	229,369	1,821,190
Brookline Bancorp, Inc.	15,800	133,352
Camden National Corp.	3,800	123,880
Cardinal Financial Corp.	119,086	1,278,984
Cathay General Bancorp	26,200	391,166
Chemical Financial Corp.	10,985	234,200
City Holding Co.(a)	21,000	711,690
Columbia Banking System, Inc.	12,900	248,583
Community Bank System, Inc.	12,000	333,600
Community Trust Bancorp, Inc.	19,842	583,752
CVB Financial Corp.	340,369	3,413,901
East West Bancorp, Inc.	15,700	310,075
Financial Institutions, Inc.	22,400	361,536
First Bancorp	23,800	265,370
First Community Bancshares, Inc.	32,700	408,096
First Financial Bancorp	145,337	2,418,408
First Horizon National Corp.(a)	281,455	2,251,640
First Merchants Corp.	20,600	174,482
First Midwest Bancorp, Inc.	306,847	3,108,360
First Niagara Financial Group, Inc.	53,717	463,578
First of Long Island Corp. (The)	3,800	100,016
FNB Corp.	84,000	950,040
Hancock Holding Co.	92,034	2,942,327
Heartland Financial USA, Inc.	4,800	73,632
Hudson Valley Holding Corp.	8,397	178,184
Independent Bank Corp.(a)	20,700	564,903
Lakeland Bancorp, Inc.	29,350	252,997
MainSource Financial Group, Inc.	32,000	282,560
National Penn Bancshares, Inc.	196,126	1,655,303
Ocwen Financial Corp.*	185,900	2,691,832
Oriental Financial Group, Inc. (Puerto Rico)	69,900	846,489
PacWest Bancorp	152,195	2,884,095

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial – Bank & Trust (continued)
Park National Corp.(a)	4,800	$312,288
Peoples Bancorp, Inc.	12,300	182,163
Pinnacle Financial Partners, Inc.*(a)	93,010	1,502,112
Provident Financial Services, Inc.	25,100	336,089
Renasant Corp.	22,200	333,000
Republic Bancorp, Inc. (Class A Stock)	10,446	239,213
S&T Bancorp, Inc.	10,700	209,185
Sierra Bancorp	23,200	204,160
Southside Bancshares, Inc.	13,364	289,464
Southwest Bancorp, Inc.*	66,933	398,921
Suffolk Bancorp*	4,100	44,239
Susquehanna Bancshares, Inc.	56,500	473,470
Trico Bancshares	1,000	14,220
Trustmark Corp.(a)	15,800	383,782
United Bankshares, Inc.(a)	6,200	175,274
Washington Trust Bancorp, Inc.	8,600	205,196
WesBanco, Inc.	14,100	274,527
West Bancorp.	36,800	352,544
Zions Bancorporation	189,917	3,091,849

		43,413,143

Financial – Brokerage — 0.1%
Knight Capital Group, Inc. (Class A Stock)*	43,000	508,260

Financial Services — 1.6%
Advance America Cash Advance Centers, Inc.	21,000	187,950
Alliance Financial Corp.	4,800	148,224
Assured Guaranty Ltd. (Bermuda)	43,400	570,276
Dime Community Bancshares, Inc.	14,200	178,920
Encore Capital Group, Inc.*	22,200	471,972
Federated Investors, Inc. (Class B Stock)(a)	97,450	1,476,368
First Commonwealth Financial Corp.	262,400	1,380,224
Flushing Financial Corp.	18,200	229,866
Lakeland Financial Corp.	11,400	294,918
National Financial Partners Corp.*(a)	109,800	1,484,496
NBT Bancorp, Inc.	17,600	389,488
Nelnet, Inc. (Class A Stock)	39,900	976,353
OceanFirst Financial Corp.	12,700	165,989
Trustco Bank Corp.	28,900	162,129
World Acceptance Corp.*(a)	22,700	1,668,450
WSFS Financial Corp.	3,400	122,264

		9,907,887

Food — 1.2%
B&G Foods, Inc.	21,000	505,470
Corn Products International, Inc.	75,639	3,977,855
Imperial Sugar Co.	18,370	65,581
Sanderson Farms, Inc.(a)	22,778	1,141,861
Spartan Stores, Inc.	97,100	1,796,350

		7,487,117

Food & Staples Retailing — 1.2%
Casey’s General Stores, Inc.	45,532	2,345,353
Pantry, Inc. (The)*	366,466	4,386,598
Weis Markets, Inc.	22,050	880,677

		7,612,628

Gas Utilities — 1.0%
Laclede Group, Inc. (The)	35,640	1,442,351
New Jersey Resources Corp.(a)	34,969	1,720,475

COMMON STOCKS (continued)	Shares	Value (Note 2)

Gas Utilities (continued)
Northwest Natural Gas Co.	14,050	$673,416
WGL Holdings, Inc.	47,490	2,100,008

		5,936,250

Healthcare Products — 0.3%
STERIS Corp.	70,327	2,097,151

Healthcare Providers & Services — 0.6%
Cross Country Healthcare, Inc.*	129,100	716,505
LifePoint Hospitals, Inc.*	56,512	2,099,421
MedQuist Holdings, Inc.*	43,960	422,895
Select Medical Holdings Corp.*	81,210	688,661

		3,927,482

Healthcare Services — 1.6%
Almost Family, Inc.*	11,600	192,328
AMERIGROUP Corp.*	23,400	1,382,472
AmSurg Corp.*	93,593	2,437,162
Assisted Living Concepts, Inc. (Class A Stock)	16,300	242,707
Five Star Quality Care, Inc.*	40,284	120,852
HealthSouth Corp.*	154,751	2,734,450
Magellan Health Services, Inc.*	14,500	717,315
Molina Healthcare, Inc.*	1,500	33,495
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*(a)	84,000	1,681,680
Vanguard Health Systems, Inc.*	12,221	124,899

		9,667,360

Home Furnishings
Skullcandy, Inc.*(a)	4,600	57,592

Hotels, Restaurants & Leisure — 0.6%
Cracker Barrel Old Country Store, Inc.	44,103	2,223,232
PF Chang’s China Bistro, Inc.(a)	41,280	1,275,965

		3,499,197

Household Durables — 0.2%
La-Z-Boy, Inc.*	2,700	32,130
Ryland Group, Inc. (The)(a)	41,100	647,736
Toll Brothers, Inc.*	30,480	622,402

		1,302,268

Household Products — 1.2%
Central Garden & Pet Co. (Class A Stock)*(a)	196,239	1,632,708
Helen of Troy Ltd. (Bermuda)*	92,300	2,833,610
Prestige Brands Holdings, Inc.*(a)	282,493	3,183,696

		7,650,014

Housewares
Lifetime Brands, Inc.	21,100	256,154

Industrial Products — 1.7%
Brady Corp. (Class A Stock)	69,013	2,178,740
Ceradyne, Inc.*	10,000	267,800
EnPro Industries, Inc.*(a)	52,300	1,724,854
Interface, Inc. (Class A Stock)	102,414	1,181,858
Interline Brands, Inc.*	38,900	605,673
Watts Water Technologies, Inc. (Class A Stock)	64,017	2,190,022
WESCO International, Inc.*(a)	44,686	2,368,805

		10,517,752

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance — 6.0%
Allied World Assurance Co. Holdings AG (Switzerland)	49,110	$3,090,492
Alterra Capital Holdings Ltd. (Bermuda)	27,500	649,825
American Equity Investment Life Holding Co.(a)	172,200	1,790,880
American Safety Insurance Holdings Ltd. (Bermuda)*	12,700	276,225
AMERISAFE, Inc.*	54,700	1,271,775
AmTrust Financial Services, Inc.	28,900	686,375
Arch Capital Group Ltd. (Bermuda)*	27,690	1,030,899
Aspen Insurance Holdings Ltd. (Bermuda)	25,800	683,700
CNO Financial Group, Inc.*	316,746	1,998,667
Delphi Financial Group, Inc. (Class A Stock)	45,800	2,028,940
EMC Insurance Group, Inc.	36,750	755,948
Employers Holdings, Inc.	210,229	3,803,043
Endurance Specialty Holdings Ltd. (Bermuda)	62,169	2,377,964
FBL Financial Group, Inc. (Class A Stock)	3,900	132,678
Horace Mann Educators Corp.	133,043	1,824,020
Infinity Property & Casualty Corp.	53,207	3,018,965
Meadowbrook Insurance Group, Inc.	288,300	3,079,044
Platinum Underwriters Holdings Ltd. (Bermuda)	69,371	2,366,245
ProAssurance Corp.	40,246	3,212,436
Reinsurance Group of America, Inc.	41,767	2,182,326
Selective Insurance Group, Inc.	27,200	482,256
Symetra Financial Corp.	28,900	262,123
Tower Group, Inc.	3,362	67,812

		37,072,638

Internet Services — 0.4%
Digital River, Inc.*(a)	129,623	1,946,937
United Online, Inc.	125,700	683,808

		2,630,745

Internet Software & Services — 0.1%
Boingo Wireless, Inc.*(a)	10,800	92,880
Pandora Media, Inc.*(a)	10,600	106,106
TeleCommunications Systems, Inc. (Class A Stock)*	36,500	85,775

		284,761

Investment Companies — 0.2%
MCG Capital Corp.	54,086	215,803
Prospect Capital Corp.(a)	122,570	1,138,675

		1,354,478

Leisure Equipment & Products — 0.3%
Callaway Golf Co.	344,190	1,903,371

Machinery — 2.3%
Albany International Corp. (Class A Stock)	32,690	755,793
Altra Holdings, Inc.*	103,590	1,950,600
IDEX Corp.	53,751	1,994,700
Intevac, Inc.*	16,200	119,880
Kaydon Corp.	140,289	4,278,814
Oshkosh Corp.*	58,170	1,243,675
RBC Bearings, Inc.*	41,595	1,734,512
Robbins & Myers, Inc.	700	33,985
Snap-on, Inc.	23,870	1,208,299

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
WABCO Holdings, Inc.*	24,440	$1,060,696

		14,380,954

Machinery & Equipment — 1.5%
Applied Industrial Technologies, Inc.	51,600	1,814,772
Briggs & Stratton Corp.	150,100	2,325,049
Cascade Corp.	2,400	113,208
Intermec, Inc.*	262,555	1,801,127
Kadant, Inc.*	82,208	1,858,723
RPC, Inc.(a)	14,587	266,213
Terex Corp.*	90,705	1,225,425

		9,404,517

Manufacturing — 0.1%
Actuant Corp. (Class A Stock)	14,200	322,198

Marine — 0.3%
Diana Shipping, Inc. (Marshall Islands)*(a)	71,699	536,309
Kirby Corp.*	20,980	1,381,323

		1,917,632

Media — 0.2%
Dolan Co. (The)*	22,000	187,440
Entercom Communications Corp. (Class A Stock)*(a)	136,300	838,245
LIN TV Corp. (Class A Stock)*	73,300	310,059

		1,335,744

Medical Supplies & Equipment — 0.2%
Incyte Corp.*(a)	33,200	498,332
PharMerica Corp.*	57,300	869,814

		1,368,146

Metals & Mining — 1.5%
Carpenter Technology Corp.	22,680	1,167,566
Century Aluminum Co.*	13,400	114,034
Cloud Peak Energy, Inc.*	39,900	770,868
Coeur d’Alene Mines Corp.*	67,500	1,629,450
Haynes International, Inc.	20,780	1,134,588
Horsehead Holding Corp.*	50,930	458,879
LB Foster Co. (Class A Stock)	16,900	478,101
Olympic Steel, Inc.	15,560	362,859
Revett Minerals, Inc. (Canada)*(a)	30,300	143,016
RTI International Metals, Inc.*(a)	75,057	1,742,073
SunCoke Energy, Inc.*(a)	25,500	285,600
Westmoreland Coal Co.*	6,900	87,975
Worthington Industries, Inc.	50,300	823,914

		9,198,923

Office Equipment — 0.1%
Knoll, Inc.	21,200	314,820

Oil & Gas — 2.7%
Berry Petroleum Co. (Class A Stock)	81,984	3,444,968
Complete Production Services, Inc.*	14,100	473,196
CVR Energy, Inc.*	46,600	872,818
Energy Partners Ltd.*	14,500	211,700
Goodrich Petroleum Corp.*(a)	168,550	2,314,192
Gulfport Energy Corp.*	15,700	462,365
Helix Energy Solutions Group, Inc.*	31,700	500,860
Key Energy Services, Inc.*	211,551	3,272,694
Newpark Resources, Inc.*	14,500	137,750
Stone Energy Corp.*	12,500	329,750
Swift Energy Co.*(a)	115,859	3,443,329
W&T Offshore, Inc.	64,100	1,359,561

		16,823,183

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Oil Field Equipment & Services — 0.1%
C&J Energy Services, Inc.*(a)	14,100	$295,113

Oil, Gas & Consumable Fuels — 0.7%
Bill Barrett Corp.*	44,670	1,521,907
Bonanza Creek Energy, Inc.	10,400	130,000
Carrizo Oil & Gas, Inc.*	49,200	1,296,420
Petroquest Energy, Inc.*(a)	60,070	396,462
Rex Energy Corp.*	40,520	598,075
Warren Resources, Inc.*	50,200	163,652
Western Refining, Inc.*	7,900	104,991

		4,211,507

Paper & Forest Products — 0.9%
Domtar Corp.	5,100	407,796
Louisiana-Pacific Corp.*(a)	279,120	2,252,498
P.H. Glatfelter Co.	15,100	213,212
Rock-Tenn Co. (Class A Stock)	21,700	1,252,090
Schweitzer-Mauduit International, Inc.	20,028	1,331,061

		5,456,657

Personal Services — 0.1%
Stewart Enterprises, Inc. (Class A Stock)	64,400	370,944

Pharmaceuticals — 0.5%
Achillion Pharmaceuticals, Inc.*	24,600	187,452
Alkermes PLC (Ireland)*(a)	52,900	918,344
Idenix Pharmaceuticals, Inc.*(a)	131,500	979,018
Nutraceutical International Corp.*	6,500	73,580
Par Pharmaceutical Cos., Inc.*	20,700	677,511

		2,835,905

Printing & Publishing — 0.1%
Courier Corp.	53,096	622,816

Professional Services — 0.4%
CDI Corp.	520	7,181
Hudson Highland Group, Inc.*	107,770	516,218
Korn/Ferry International*	20,480	349,389
TrueBlue, Inc.*	95,890	1,330,953

		2,203,741

Real Estate Investment Trusts — 8.6%
American Campus Communities, Inc.	40,600	1,703,576
American Capital Agency Corp.	71,200	1,999,296
Anworth Mortgage Asset Corp.	271,000	1,701,880
Ashford Hospitality Trust, Inc.	150,100	1,200,800
Associated Estates Realty Corp.	1,400	22,330
BioMed Realty Trust, Inc.(a)	70,437	1,273,501
Campus Crest Communities, Inc.(a)	109,280	1,099,357
CapLease, Inc.	138,800	560,752
Capstead Mortgage Corp.	151,800	1,888,392
CBL & Associates Properties, Inc.(a)	126,962	1,993,303
Cedar Shopping Centers, Inc.	24,233	104,444
Cogdell Spencer, Inc.	196,680	835,890
Colonial Properties Trust(a)	30,500	636,230
Coresite Realty Corp.	28,300	504,306
Corporate Office Properties Trust	14,070	299,128
Cousins Properties, Inc.	106,837	684,825

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
DCT Industrial Trust, Inc.(a)	195,200	$999,424
DDR Corp.	25,400	309,118
DiamondRock Hospitality Co.	123,300	1,188,612
EastGroup Properties, Inc.	33,790	1,469,189
Education Realty Trust, Inc.	161,987	1,657,127
Entertainment Properties Trust(a)	15,100	660,021
Equity LifeStyle Properties, Inc.	11,700	780,273
Equity One, Inc.	132,920	2,256,982
Extra Space Storage, Inc.(a)	16,500	399,795
First Industrial Realty Trust, Inc.*	201,800	2,064,414
Getty Realty Corp.	14,500	202,275
Hersha Hospitality Trust	140,880	687,494
Home Properties, Inc.	4,600	264,822
Invesco Mortgage Capital, Inc.	15,300	214,965
Kite Realty Group Trust	56,800	256,168
LaSalle Hotel Properties(a)	59,900	1,450,179
Lexington Realty Trust(a)	186,047	1,393,492
LTC Properties, Inc.	32,400	999,864
MFA Financial, Inc.	365,318	2,454,937
Mid-America Apartment Communities, Inc.	76,495	4,784,762
National Retail Properties, Inc.(a)	25,500	672,690
Omega Healthcare Investors, Inc.	104,300	2,018,205
Parkway Properties, Inc.	100,200	987,972
Pebblebrook Hotel Trust	114,340	2,193,041
Pennsylvania Real Estate Investment Trust	227,152	2,371,467
PS Business Parks, Inc.	4,800	266,064
Ramco-Gershenson Properties Trust(a)	29,300	288,019
Saul Centers, Inc.	14,980	530,592
Senior Housing Properties Trust	69,940	1,569,454
Sun Communities, Inc.(a)	15,100	551,603
Washington Real Estate Investment Trust	12,490	341,602
Winthrop Realty Trust	36,500	371,205

		53,163,837

Real Estate Management & Development — 0.4%
CBRE Group, Inc.*	33,625	511,772
Jones Lang LaSalle, Inc.	30,480	1,867,205

		2,378,977

Registered Investment Companies — 0.1%
American Capital Ltd.*	57,700	388,321
Gladstone Capital Corp.	14,100	107,583

		495,904

Restaurants
Papa John’s International, Inc.*	1,300	48,984

Retail & Merchandising — 4.1%
American Eagle Outfitters, Inc.	144,050	2,202,524
ANN, Inc.*	100,119	2,480,949
Cabela’s, Inc.*(a)	109,800	2,791,116
Cash America International, Inc.	32,400	1,510,812
Conn’s, Inc.*(a)	179,634	1,993,937
Dillard’s, Inc. (Class A Stock)	13,500	605,880
Dole Food Co., Inc.*(a)	181,965	1,573,997
Ethan Allen Interiors, Inc.	87,361	2,071,329
Finish Line, Inc. (The) (Class A Stock)	66,800	1,288,238
Group 1 Automotive, Inc.	11,400	590,520
hhgregg, Inc.*(a)	125,857	1,818,634
Men’s Wearhouse, Inc. (The)	63,549	2,059,623
Oxford Industries, Inc	22,600	1,019,712

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
Perry Ellis International, Inc.*	55,250	$785,655
Rent-A-Center, Inc.	54,400	2,012,800
Teavana Holdings, Inc.*	4,100	76,998
World Fuel Services Corp.	10,700	449,186

		25,331,910

Road & Rail — 0.9%
Genesee & Wyoming, Inc. (Class A Stock)* .	35,130	2,128,175
Landstar System, Inc.	24,210	1,160,143
Old Dominion Freight Line, Inc.*	51,835	2,100,873

		5,389,191

Semiconductors — 0.9%
Amkor Technology, Inc.*(a)	297,500	1,297,100
DSP Group, Inc.*	23,700	123,477
Emulex Corp.*	296,300	2,032,618
Integrated Silicon Solution, Inc.*	44,400	405,816
IXYS Corp.*	14,100	152,703
MKS Instruments, Inc.	14,800	411,736
Photronics, Inc.*	19,600	119,168
PMC—Sierra, Inc.*	43,400	239,134
Semtech Corp.*	11,100	275,502
Sigma Designs, Inc.*	27,200	163,200
Skyworks Solutions, Inc.*	12,000	194,640
Veeco Instruments, Inc.*(a)	9,300	193,440

		5,608,534

Semiconductors & Semiconductor Equipment — 1.4%
Brooks Automation, Inc.	39,200	402,584
Entegris, Inc.*	62,111	541,918
Exar Corp.*	131,702	856,063
GSI Technology, Inc.*	26,100	122,148
LTX-Credence Corp.*	161,800	865,630
Mindspeed Technologies, Inc.*(a)	119,800	548,684
ON Semiconductor Corp.*	278,110	2,147,009
Teradyne, Inc.*(a)	237,170	3,232,627

		8,716,663

Software — 0.8%
CSG Systems International, Inc.*	13,100	192,701
Ebix, Inc.(a)	5,500	121,550
EPIQ Systems, Inc.	50,610	608,332
Jive Software, Inc.	4,700	75,200
MedAssets, Inc.*	170,820	1,580,085
Take-Two Interactive Software, Inc.*(a)	146,300	1,982,365
Tangoe, Inc.*	3,400	52,360

		4,612,593

Specialty Retail — 0.6%
Cato Corp. (The) (Class A Stock)	45,367	1,097,881
Children’s Place Retail Stores, Inc. (The)*(a).	42,440	2,254,413
Dunkin’ Brands Group, Inc.*	1,800	44,964
MarineMax, Inc.*(a)	81,630	532,228

		3,929,486

Telecommunications — 1.1%
Anixter International, Inc.*	7,900	471,156
Cincinnati Bell, Inc.*(a)	353,300	1,070,499
Comtech Telecommunications Corp.	51,214	1,465,745
Consolidated Communications Holdings, Inc.	51,600	982,980

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
MasTec, Inc.*	56,100	$974,457
Oplink Communications, Inc.*	10,000	164,700
Premiere Global Services, Inc.*	160,800	1,361,976
Symmetricon, Inc.*	22,400	120,736
Tekelec*	17,200	187,996

		6,800,245

Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands, Inc.*	73,420	1,604,961
Jones Group, Inc. (The)	37,500	395,625

		2,000,586

Thrifts & Mortgage Finance — 0.4%
BankFinancial Corp.	10,700	59,064
BankUnited, Inc.	41,570	914,124
People’s United Financial, Inc.(a)	66,670	856,710
Westfield Financial, Inc.	70,090	515,862

		2,345,760

Transportation — 0.8%
Aircastle Ltd. (Bermuda)	34,400	437,568
Amerco, Inc.	11,701	1,034,368
Atlas Air Worldwide Holdings, Inc.*	45,800	1,760,094
Gulfmark Offshore, Inc. (Class A Stock)*	28,600	1,201,486
Pacer International, Inc.*	42,700	228,445
Quality Distribution, Inc.*	44,400	499,500

		5,161,461

Utilities — 3.2%
AGL Resources, Inc.	29,212	1,234,499
American States Water Co.	5,500	191,950
California Water Service Group	10,000	182,600
Central Vermont Public Service Corp.	4,800	168,480
Chesapeake Utilities Corp.	6,900	299,115
El Paso Electric Co.	34,100	1,181,224
Great Plains Energy, Inc.	283,076	6,165,395
IDACORP, Inc.	82,162	3,484,490
NorthWestern Corp.	34,400	1,231,176
South Jersey Industries, Inc.	13,100	744,211
Southwest Gas Corp.	41,000	1,742,090
UIL Holdings Corp.	10,000	353,700
Westar Energy, Inc	98,920	2,846,918
York Water Co.	8,900	156,996

		19,982,844

Warehouse/Industrial — 0.1%
Wesco Aircraft Holdings, Inc.*(a)	48,500	678,515

Water Utilities
Consolidated Water Co. Ltd. (Cayman Islands)	4,800	41,184

TOTAL COMMON STOCKS (cost $578,405,425)		592,024,910

EXCHANGE TRADED FUNDS — 1.0%
iShares NASDAQ Biotechnology Index Fund(a)	7,197	751,007
iShares Russell 2000 Index Fund	15,325	1,129,299
iShares Russell 2000 Value Index Fund.	60,650	3,981,066

TOTAL EXCHANGE TRADED FUNDS (cost $5,668,171)		5,861,372

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

RIGHTS*	Units	Value (Note 2)

Pharmaceuticals
Lexicon Pharmaceuticals, Inc., expiring
01/04/12 (cost $0)	569,200	$91,072

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Notes 0.500% (cost $1,198,779)	11/30/12	(k)	$1,195	1,198,828

TOTAL LONG-TERM INVESTMENTS (cost $585,272,375)				599,176,182

Shares
SHORT-TERM INVESTMENT — 16.4%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $101,400,656; includes $76,601,984 of cash collateral for securities on loan)(b)(w)(Note 4)	101,400,656	101,400,656

Value (Note 2)

TOTAL INVESTMENTS — 113.6% (cost $686,673,031)	$700,576,838
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (13.6)%.	(83,868,966)

NET ASSETS — 100.0%	$616,707,872

The following abbreviation is used in the Portfolio descriptions:

NASDAQ National Association for Securities Dealers

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $73,932,493; cash collateral of $76,601,984. (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Depreciation
Long Position:
165	Russell 2000 Mini	Mar. 2012	$12,208,375	$12,190,200	$(18,175)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$592,024,910	$—	$—
Exchange Traded Funds	5,861,372	—	—
Right	—	91,072	—
U.S. Treasury Obligation	—	1,198,828	—
Affiliated Money Market Mutual Fund	101,400,656	—	—
Other Financial Instruments*
Futures	(18,175)	—	—

Total	$699,268,763	$1,289,900	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (12.4% represents investments purchased with collateral from securities onl oan)	16.4%
Real Estate Investment Trusts	8.6
Financial – Bank & Trust	7.0
Insurance	6.0
Commercial Banks	4.7
Retail & Merchandising	4.1
Electronic Components & Equipment	3.4
Utilities	3.2
Oil & Gas	2.7
Commercial Services & Supplies	2.6
Chemicals	2.6
Machinery	2.3
Electric Utilities	2.3
Computer Services & Software	2.0
Industrial Products	1.7
Financial Services	1.6
Healthcare Services	1.6
Consumer Products & Services	1.6
Machinery & Equipment	1.5
Metals & Mining	1.5
Capital Markets	1.4
Semiconductors & Semiconductor Equipment	1.4
Aerospace	1.4
Containers & Packaging	1.4
Household Products	1.2
Food & Staples Retailing	1.2
Food	1.2
Communications Equipment	1.1
Telecommunications	1.1
Entertainment & Leisure	1.1
Construction and Engineering	1.0
Gas Utilities	1.0
Exchange Traded Funds	1.0
Semiconductors	0.9
Paper & Forest Products	0.9
Road & Rail	0.9
Environmental Services	0.9
Transportation	0.8
Automotive Components	0.8
Airlines	0.8
Energy Equipment & Services	0.8
Aerospace & Defense	0.8
Software	0.8
Oil, Gas & Consumable Fuels	0.7
Specialty Retail	0.6

Healthcare Providers & Services	0.6%
Hotels, Restaurants & Leisure	0.6
Diversified Financial Services	0.5
Conglomerates	0.5
Pharmaceuticals	0.5
Internet Services	0.4
Real Estate Management & Development	0.4
Thrifts & Mortgage Finance	0.4
Biotechnology	0.4
Professional Services	0.4
Healthcare Products	0.3
Broadcasting	0.3
Textiles, Apparel & Luxury Goods	0.3
Building Products	0.3
Diversified Consumer Services	0.3
Marine	0.3
Leisure Equipment & Products	0.3
Environmental Control	0.3
Computers Networking	0.3
Electrical Equipment	0.3
Electronics	0.2
Electronic Equipment & Instruments	0.2
Clothing & Apparel	0.2
Medical Supplies & Equipment	0.2
Investment Companies	0.2
Media	0.2
Household Durables	0.2
U.S. Treasury Obligations	0.2
Agriculture	0.1
Computer Hardware	0.1
Distribution/Wholesale	0.1
Warehouse/Industrial	0.1
Printing & Publishing	0.1
Computers & Peripherals	0.1
Energy – Alternate Sources	0.1
Education	0.1
Business Services	0.1
Financial – Brokerage	0.1
Registered Investment Companies	0.1
Engineering & Construction	0.1
Personal Services	0.1
Manufacturing	0.1
Office Equipment	0.1
Oil Field Equipment & Services	0.1
Internet Software & Services	0.1

113.6
Liabilities in excess of other assets	(13.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$91,072	Due to broker-variation margin	$18,175	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,526,316)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Total
Equity contracts	$91,072	$62,615	$153,687

For the year ended December 31, 2011, the Portfolio’s average value at trade date for futures long position was $7,344,292.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $73,932,493:
Unaffiliated investments (cost $585,272,375)	$599,176,182
Affiliated investments (cost $101,400,656)	101,400,656
Dividends and interest receivable	1,144,457
Receivable for investments sold	649,111
Receivable for fund share sold	435,911
Prepaid expenses	10,875

Total Assets	702,817,192

LIABILITIES:
Payable to broker for collateral for securities on loan	76,601,984
Payable for fund share repurchased	5,340,300
Payable for investments purchased	3,716,578
Advisory fees payable	240,145
Accrued expenses and other liabilities	112,311
Due to broker-variation margin	46,200
Payable to custodian	45,310
Shareholder servicing fees payable	5,984
Affiliated transfer agent fee payable	508

Total Liabilities	86,109,320

NET ASSETS	$616,707,872

Net assets were comprised of:
Paid-in capital	$612,836,051
Retained earnings	3,871,821

Net assets, December 31, 2011	$616,707,872

Net asset value and redemption price per share, $616,707,872 / 48,599,081 outstanding shares of beneficial interest	$12.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,338 foreign withholding tax)	$11,377,165
Affiliated income from securities lending, net	739,893
Affiliated dividend income	43,482
Unaffiliated interest income	1,063

12,161,603

EXPENSES
Advisory fees	7,335,337
Shareholder servicing fees and expenses	815,037
Custodian and accounting fees	223,000
Audit fees	23,000
Trustees’ fees	19,000
Loan interest expense (Note 7)	11,706
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Insurance expenses	9,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	6,000
Miscellaneous	5,648

Total expenses	8,474,728
Less: shareholder servicing fee waiver	(77,958)

Net expenses	8,396,770

NET INVESTMENT INCOME	3,764,833

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	133,908,798
Futures transactions	(1,526,316)

132,382,482

Net change in unrealized appreciation (depreciation) on:
Investments	(190,608,256)
Futures	62,615

(190,545,641)

NET LOSS ON INVESTMENTS	(58,163,159)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,398,326)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,764,833	$4,474,100
Net realized gain on investment transactions	132,382,482	49,780,755
Net change in unrealized appreciation (depreciation) on investments	(190,545,641)	143,738,517

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(54,398,326)	197,993,372

DISTRIBUTIONS	(4,413,128)	(3,267,466)

FUND SHARE TRANSACTIONS:
Fund share sold [25,770,296 and 37,558,337 shares, respectively]	329,137,499	442,283,425
Fund share issued in reinvestment of distributions [329,830 and 289,412 shares, respectively]	4,413,128	3,267,466
Fund share repurchased [55,313,254 and 24,109,185 shares, respectively]	(714,500,912)	(277,356,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(380,950,285)	168,194,349

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	596,705	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(439,165,034)	362,920,255
NET ASSETS:
Beginning of year	1,055,872,906	692,952,651

End of year	$616,707,872	$1,055,872,906

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 95.6%
COMMON STOCKS — 95.1%	Shares	Value (Note 2)

Advertising — 0.3%
WPP PLC (United Kingdom)	50,154	$526,137

Aerospace & Defense — 1.6%
Boeing Co. (The)	24,800	1,819,080
Exelis, Inc.	22,600	204,530
Lockheed Martin Corp.(a)	14,000	1,132,600

		3,156,210

Agriculture — 0.8%
Archer-Daniels-Midland Co.	53,700	1,535,820

Automobile Manufacturers — 0.2%
General Motors Co.*(a)	22,300	452,021

Banks — 7.2%
Bank of New York Mellon Corp. (The)	55,400	1,103,014
Capital One Financial Corp.	27,000	1,141,830
Morgan Stanley	35,100	531,063
Northern Trust Corp.	41,600	1,649,856
PNC Financial Services Group, Inc.	31,100	1,793,537
Regions Financial Corp.	101,900	438,170
SunTrust Banks, Inc.	67,500	1,194,750
U.S. Bancorp	114,500	3,097,225
Wells Fargo & Co.	124,600	3,433,976

		14,383,421

Beverages — 2.2%
Beam, Inc.	33,800	1,731,574
Molson Coors Brewing Co. (Class B Stock)	19,200	835,968
PepsiCo, Inc.	28,500	1,890,975

		4,458,517

Biotechnology — 0.9%
Amgen, Inc.	27,200	1,746,512

Building Materials — 0.8%
Fortune Brands Home & Security, Inc.*	35,300	601,159
Masco Corp.	66,800	700,064
USG Corp.*(a)	30,200	306,832

		1,608,055

Chemicals — 2.1%
E.I. du Pont de Nemours & Co.	23,000	1,052,940
International Flavors & Fragrances, Inc.	19,300	1,011,706
Monsanto Co.	30,100	2,109,107

		4,173,753

Commercial Services — 0.2%
H&R Block, Inc.	28,500	465,405

Computer Hardware — 0.8%
Hewlett-Packard Co.	66,600	1,715,616

Computer Services & Software — 0.6%
Computer Sciences Corp.	54,500	1,291,650

Cosmetics/Personal Care — 0.7%
Avon Products, Inc.	79,200	1,383,624

Distribution/Wholesale — 0.6%
Genuine Parts Co.	18,800	1,150,560

Diversified Financial Services — 3.1%
American Express Co.	79,300	3,740,581
NYSE Euronext(a)	32,800	856,080

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
Och-Ziff Capital Management Group LLC (Class A Stock)	37,600	$316,216
SLM Corp.	100,300	1,344,020

		6,256,897

Diversified Machinery — 0.3%
Xylem, Inc.	24,300	624,267

Diversified Manufacturing — 3.9%
3M Co.(a)	34,300	2,803,339
Cooper Industries PLC (Ireland)	32,800	1,776,120
Illinois Tool Works, Inc.	46,900	2,190,699
Ingersoll-Rand PLC (Ireland)(a)	29,500	898,865
ITT Corp.	12,900	249,357

		7,918,380

Electric — 6.4%
Duke Energy Corp.(a)	59,000	1,298,000
Entergy Corp.	34,600	2,527,530
Exelon Corp.	54,900	2,381,013
FirstEnergy Corp.	22,100	979,030
Pinnacle West Capital Corp.	23,300	1,122,594
PPL Corp.	29,300	862,006
Progress Energy, Inc.	30,100	1,686,202
TECO Energy, Inc.	22,200	424,908
Xcel Energy, Inc.	56,000	1,547,840

		12,829,123

Electronic Components & Equipment — 4.5%
Emerson Electric Co.	32,300	1,504,857
General Electric Co.	289,500	5,184,945
Honeywell International, Inc.	41,700	2,266,395

		8,956,197

Electronic Equipment & Instruments — 0.9%
Thermo Fisher Scientific, Inc.*	39,300	1,767,321

Entertainment — 0.3%
Madison Square Garden Co. (The) (Class A Stock)*	19,400	555,616

Financial – Bank & Trust — 0.7%
Bank of America Corp.	238,400	1,325,504

Financial Services — 2.9%
JPMorgan Chase & Co.	136,800	4,548,600
Legg Mason, Inc.(a)	52,500	1,262,625

		5,811,225

Food — 1.8%
Campbell Soup Co.(a)	37,300	1,239,852
ConAgra Foods, Inc.	50,200	1,325,280
Hershey Co. (The)(a)	3,400	210,052
McCormick & Co., Inc.	18,400	927,728

		3,702,912

Gas — 1.1%
NiSource, Inc.	94,300	2,245,283

Healthcare Products — 1.4%
Johnson & Johnson	43,700	2,865,846

Healthcare Services — 0.6%
Quest Diagnostics, Inc.	20,500	1,190,230

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Home Furnishings — 0.7%
Whirlpool Corp.(a)	31,500	$1,494,675

Household Products/ Wares — 2.6%
Avery Dennison Corp.	25,500	731,340
Clorox Co. (The)(a)	30,500	2,030,080
Kimberly-Clark Corp.	33,000	2,427,480

		5,188,900

Insurance — 3.7%
Allstate Corp. (The)	73,700	2,020,117
Chubb Corp. (The)	14,400	996,768
Lincoln National Corp.	46,400	901,088
Loews Corp.	14,400	542,160
Marsh & McLennan Cos., Inc.	70,900	2,241,858
Sun Life Financial, Inc. (Canada)	36,300	672,276

		7,374,267

Internet — 0.2%
Yahoo!, Inc.*	25,500	411,315

Iron/Steel — 1.0%
Nucor Corp.	51,700	2,045,769

Leisure — 0.5%
Harley-Davidson, Inc.(a)	24,800	963,976

Lodging — 0.4%
Marriott International, Inc. (Class A Stock)	29,600	863,432

Media — 4.9%
Cablevision Systems Corp. (Class A Stock)	.56,200	799,164
Comcast Corp. (Class A Stock)	52,200	1,237,662
McGraw-Hill Cos., Inc. (The)	43,000	1,933,710
New York Times Co. (The) (Class A Stock)*	.67,200	519,456
Time Warner, Inc.(a)	79,100	2,858,674
Walt Disney Co. (The)	65,100	2,441,250

		9,789,916

Metals & Mining — 0.8%
Vulcan Materials Co.(a)	42,500	1,672,375

Oil & Gas — 11.7%
Anadarko Petroleum Corp.	30,000	2,289,900
BP PLC (United Kingdom), ADR	32,600	1,393,324
Chevron Corp.	54,300	5,777,520
ConocoPhillips	15,000	1,093,050
Diamond Offshore Drilling, Inc.(a)	25,500	1,409,130
Exxon Mobil Corp.	56,100	4,755,036
Murphy Oil Corp.	42,300	2,357,802
Petroleo Brasileiro SA (Brazil), ADR	20,500	509,425
Royal Dutch Shell PLC (United Kingdom), ADR	54,400	3,976,096

		23,561,283

Oil & Gas Services — 0.9%
Schlumberger Ltd. (Netherlands)	26,000	1,776,060
Paper & Forest Products — 1.8%
International Paper Co.	82,900	2,453,840
MeadWestvaco Corp.	38,400	1,150,080

		3,603,920

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	54,400	1,917,056
Merck & Co., Inc.	61,300	2,311,010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Pfizer, Inc.	115,500	$2,499,420

		6,727,486

Pipelines — 0.5%
Spectra Energy Corp.	33,800	1,039,350

Real Estate Investment Trust — 0.4%
Weyerhaeuser Co.	45,500	849,485

Retail — 3.2%
Home Depot, Inc. (The)	68,000	2,858,720
Kohl’s Corp.	21,700	1,070,895
Macy’s, Inc.	35,500	1,142,390
Staples, Inc.	93,100	1,293,159
Tiffany & Co.	2,200	145,772

		6,510,936

Semiconductors — 1.7%
Analog Devices, Inc.	38,400	1,373,952
Applied Materials, Inc.	110,000	1,178,100
First Solar, Inc.*(a)	4,400	148,544
Texas Instruments, Inc.	23,000	669,530

		3,370,126

Software — 1.3%
Microsoft Corp.	102,800	2,668,688

Telecommunications — 6.4%
AT&T, Inc.	120,900	3,656,016
CenturyLink, Inc.	34,700	1,290,840
Cisco Systems, Inc.	90,500	1,636,240
Corning, Inc.	78,700	1,021,526
Harris Corp.(a)	49,800	1,794,792
Telefonica SA (Spain)	43,802	758,804
Verizon Communications, Inc.(a)	46,200	1,853,544
Vodafone Group PLC (United Kingdom)	291,730	810,512

		12,822,274

Toys/Games/Hobbies — 0.9%
Mattel, Inc.(a)	66,200	1,837,712

Transportation — 1.3%
Canadian Pacific Railway Ltd. (Canada)	6,900	466,923
United Parcel Service, Inc. (Class B Stock)	28,100	2,056,639

		2,523,562

TOTAL COMMON STOCKS (cost $192,051,787)		191,191,609

PREFERRED STOCK — 0.5%
Automobile Manufacturers
General Motors Co., Series B, 4.750%(a) (cost $1,237,296)	29,800	1,020,650

TOTAL LONG-TERM INVESTMENTS (cost $193,289,083)		192,212,259

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

SHORT-TERM INVESTMENT — 17.7%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $35,517,854; includes $25,270,638 of cash collateral forsecurities on loan)(b)(w)(Note 4)	35,517,854	$35,517,854

TOTAL INVESTMENTS — 113.3% (cost $228,806,937)		227,730,113
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.3)%		(26,816,025)

NET ASSETS — 100.0%		$200,914,088

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,501,419; cash collateral of $25,270,638 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1		Level 2	Level 3
Investments in Securities
Common Stocks		$191,191,609	$—	$—
Preferred Stock		1,020,650	—	—
Affiliated Money Market Mutual Fund		35,517,854	—	—

Total	l$	227,730,113	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (12.6% represents investments purchased with collateral from securities onloan)	17.7%
Oil & Gas	11.7
Banks	7.2
Electric	6.4
Telecommunications	6.4
Media	4.9
Electronic Components & Equipment	4.5
Diversified Manufacturing	3.9
Insurance	3.7
Pharmaceuticals	3.3
Retail	3.2
Diversified Financial Services	3.1
Financial Services	2.9
Household Products/ Wares	2.6
Beverages	2.2
Chemicals	2.1
Food	1.8
Paper & Forest Products	1.8
Semiconductors	1.7
Aerospace & Defense	1.6
Healthcare Products	1.4
Software	1.3
Transportation	1.3
Gas	1.1

Iron/Steel	1.0%
Toys/Games/Hobbies	0.9
Oil & Gas Services	0.9
Electronic Equipment & Instruments	0.9
Biotechnology	0.9
Computer Hardware	0.8
Metals & Mining	0.8
Building Materials	0.8
Agriculture	0.8
Home Furnishings	0.7
Automobile Manufacturers	0.7
Cosmetics/Personal Care	0.7
Financial – Bank & Trust	0.7
Computer Services & Software	0.6
Healthcare Services	0.6
Distribution/Wholesale	0.6
Pipelines	0.5
Leisure	0.5
Lodging	0.4
Real Estate Investment Trust	0.4
Diversified Machinery	0.3
Entertainment	0.3
Advertising	0.3
Commercial Services	0.2
Internet	0.2

113.3
Liabilities in excess of other assets	(13.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $24,501,419:
Unaffiliated investments (cost $193,289,083)	$192,212,259
Affiliated investments (cost $35,517,854)	35,517,854
Dividends receivable	399,235
Receivable for fund share sold	370,679
Receivable for investments sold	5,095
Tax reclaim receivable	2,451
Prepaid expenses	3,293

Total Assets	228,510,866

LIABILITIES:
Payable to broker for collateral for securities on loan	25,270,638
Payable for investments purchased	1,976,836
Payable for fund share repurchased	197,298
Advisory fees payable	65,564
Accrued expenses and other liabilities	46,094
Payable to custodian	37,649
Shareholder servicing fees payable	2,191
Affiliated transfer agent fee payable	508

Total Liabilities	27,596,778

NET ASSETS	$200,914,088

Net assets were comprised of:
Paid-in capital	$263,770,752
Retained earnings.	(62,856,664)

Net assets, December 31, 2011	$200,914,088

Net asset value and redemption price per share, $200,914,088 / 24,741,135 outstanding shares of beneficial interest	$8.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $31,549 foreign withholding tax)	$5,467,698
Affiliated income from securities lending, net	45,522
Affiliated dividend income	10,553

5,523,773

EXPENSES
Advisory fees	1,693,008
Shareholder servicing fees and expenses	225,734
Custodian and accounting fees.	70,000
Audit fees	19,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Legal fees and expenses	8,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	3,536
Insurance expenses	2,000
Miscellaneous	9,863

Total expenses	2,063,141
Less: advisory fee waivers and/or expense reimbursement	(83,235)

Net expenses	1,979,906

NET INVESTMENT INCOME	3,543,867

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	10,924,129
Foreign currency transactions	32,717

10,956,846

Net change in unrealized appreciation (depreciation) on:
Investments	(26,164,580)
Foreign currencies	(534)

(26,165,114)

NET LOSS ON INVESTMENTS.	(15,208,268)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,664,401)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,543,867	$2,484,974
Net realized gain (loss) on investment and foreign currency transactions	10,956,846	(5,276,124)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(26,165,114)	27,827,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,664,401)	25,036,641

DISTRIBUTIONS	(2,483,737)	(2,714,623)

FUND SHARE TRANSACTIONS:
Fund share sold [11,343,868 and 8,914,975 shares, respectively]	91,935,817	67,912,040
Fund share issued in reinvestment of distributions [295,683 and 368,835 shares, respectively]	2,483,737	2,714,623
Fund share repurchased [14,952,302 and 6,710,106 shares, respectively]	(113,272,857)	(49,435,264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(18,853,303)	21,191,399

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	74,431	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,927,010)	43,513,417
NET ASSETS:
Beginning of year	233,841,098	190,327,681

End of year	$200,914,088	$233,841,098

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 95.6%
Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES — 1.1%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A
4.060%		05/16/16(g)	Aaa	$405	$422,539
Ally Master Owner Trust,
Series 2011-3, Class A2
1.810%		05/15/16	Aaa	295	296,397
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.530%		01/06/14	Aaa	120	120,346
Series 2010-2, Class B
2.730%		03/09/15	Aaa	245	246,119
Series 2011-2, Class A3
1.610%		10/08/15	Aaa	255	256,893
Cabela’s Master Credit Card Trust,
Series 2011-2A, Class A1, 144A
2.390%		06/17/19(g)	AAA(d)	280	288,165
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%		09/25/31	Caa1	18	12,091
Series 2003-1, Class 1A6
4.458%		03/25/14	Ba1	110	108,137
CNH Wholesale Master Note Trust,
Series 2009-1A, Class A, 144A
1.929%	(c)	07/15/15(g)	AAA(d)	474	476,978
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.840%	(c)	01/25/34	Caa3	59	37,058
Ford Credit Floorplan Master Owner Trust,
Series 2010-3, Class C, 144A
4.990%		02/15/17(g)	Aa3	190	201,974
GE Dealer Floorplan Master Note Trust,
Series 2011-1, Class A
0.830%	(c)	07/20/16	Aaa	365	364,638
Huntington Auto Trust,
Series 2011-1A, Class C, 144A
2.530%		03/15/17(g)	A2	170	169,350
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.295%	(c)	11/25/36	A1	1	1,374
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A, 144A
5.737%		04/20/28(g)	Aaa	145	150,082
Series 2006-2A, Class A, 144A
5.362%		10/20/28(g)	Aaa	38	38,234
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.735%	(c)	09/25/35	Baa1	40	37,005
Navistar Financial Corp. Owner Trust,
Series 2010-A, Class B, 144A
4.170%		10/20/14(g)	Aa2	330	339,265
Nordstrom Private Label Credit Card Master Note Trust,
Series 2011-1A, Class A, 144A
2.280%		11/15/19(g)	Aaa	405	404,867
SMART Trust (Australia),
Series 2011-1USA, Class A3A, 144A
1.770%		10/14/14(g)	Aaa	215	215,084
Series 2011-2USA, Class A3A, 144A
1.540%		03/14/15(g)	Aaa	135	134,336

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust,
Series 2010-A, Class A
3.960%		04/15/19	AAA(d)	$195	$208,081

TOTAL ASSET-BACKED SECURITIES (cost $4,474,997)					4,529,013

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
American Tower Trust,
Series 2007-1A, Class D, 144A
5.957%		04/15/37(g)	Baa2	260	275,718
Banc of America Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501%		07/10/43	Aaa	168	168,140
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2008-1, Class A4
6.205%	(c)	02/10/51	Aaa	355	400,680
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.830%		08/15/38	AAA(d)	907	920,084
Series 2005-PWR9, Class A4A
4.871%		09/11/42	Aaa	395	428,411
Series 2005-PWR9, Class AAB
4.804%		09/11/42	Aaa	410	426,929
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class AAB
5.608%		10/15/48	Aaa	475	499,040
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.810%	(c)	12/10/49	Aaa	700	781,357
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2
3.642%		08/10/44	Aaa	315	331,835
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%	(c)	10/15/42	Aaa	631	657,554
Series 2006-CB14, Class A4
5.481%	(c)	12/12/44	Aaa	455	494,804
Series 2007-C1, Class A4
5.716%		02/15/51	Aaa	505	546,680
Series 2011-C3, Class B, 144A
5.013%	(c)	02/15/46(g)	AA(d)	110	102,419
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347%		11/15/38	AAA(d)	298	319,128
Series 2007-C2, Class A3
5.430%		02/15/40	A-(d)	360	383,997
Morgan Stanley Capital I,
Series 2008-T29, Class A4
6.456%	(c)	01/11/43	A+(d)	608	703,879
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%	(c)	03/15/45	Aaa	436	480,972
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class B, 144A
5.174%	(c)	02/15/44(g)	Aa2	235	223,191

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,693,967)					8,144,818

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS — 14.2%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
10.000%	07/15/17	Baa3	$210	$239,925
Lamar Media Corp.,
Gtd. Notes
6.625%	08/15/15	B1	302	308,040
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
4.450%	08/15/20	Baa1	295	304,082
6.250%	07/15/19	Baa1	80	91,196

				943,243

Aerospace & Defense — 0.2%
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17	B3	400	410,000
L-3 Communications Corp.,
Gtd. Notes
4.750%	07/15/20	Baa3	275	271,714

				681,714

Airlines — 0.2%
Continental Airlines 2009-1 Pass-Through Trust,
Pass-Through Certificates
9.000%	07/08/16	Baa2	141	155,153
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	01/12/21(a)	Baa2	65	66,300
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15(g)	Ba2	225	214,312
Delta Air Lines 2009-1 Class A Pass-Through Trust,
Series 29-1, Pass-Through Certificates
7.750%	06/17/21	Baa2	66	70,728
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Series 21-2, Pass-Through Certificates
4.950%	05/23/19	Baa2	57	58,194
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Series 211-1, Pass-Through Certificates
5.300%	04/15/19	Baa2	40	40,400
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	03/01/17	Baa3	190	200,244

				805,331

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	400	406,000

Beverages — 0.1%
Cott Beverages, Inc.,
Gtd. Notes
8.125%	09/01/18	B3	225	243,000
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.200%	11/15/21	Baa1	90	91,320

				334,320

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.500%	11/15/16	Baa1		$140	$141,679
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.050%	12/01/16	Baa1		70	71,644
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/16	Ba1		340	341,421

					554,744

Business Services
Manpower, Inc.,
Sr. Unsec’d. Notes, MTN
4.750%	06/14/13	Baa3	EUR	150	197,222

Chemicals — 0.2%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.500%	02/15/16	Baa3		400	401,740
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.000%	12/08/16	Baa1		245	253,430

					655,170

Commercial Services
Verisk Analytics, Inc.,
Gtd. Notes
5.800%	05/01/21	Ba1		115	123,797

Computer Services & Software — 0.2%
Fidelity National Information Services, Inc.,
Gtd. Notes
7.625%	07/15/17	Ba2		25	27,062
7.875%	07/15/20	Ba2		50	54,000
First Data Corp.,
Gtd. Notes, 144A
12.625%	01/15/21(g)	Caa1		400	348,000
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	Baa2		85	86,546
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.000%	09/15/16	A2		305	307,151
4.650%	12/09/21	A2		75	79,131

					901,890

Containers & Packaging — 0.1%
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19(g)	B1		200	219,000

Electric — 0.3%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.375%	10/01/20	A2		160	169,340
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	Baa3		255	313,593
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15	Baa3		155	165,430

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electric (continued)
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	Baa2	$165	$162,505
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18	B1	125	125,000
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.550%	12/01/41(g)	Baa1	130	132,913

				1,068,781

Electronic Components & Equipment — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
5.000%	07/15/20	Baa2	75	83,980
Emerson Electric Co.,
Sr. Unsec’d. Notes
5.250%	11/15/39	A2	235	283,440

				367,420

Entertainment & Leisure — 0.4%
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21	B3	75	77,250
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.250%	06/01/17	B3	350	371,438
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/16	Baa2	310	316,942
MGM Resorts International,
Sr. Sec’d. Notes
9.000%	03/15/20	Ba2	200	221,500
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19	B2	150	162,000
Regal Entertainment Group,
Gtd. Notes
9.125%	08/15/18(a)	B3	400	429,000

				1,578,130

Environmental Control — 0.1%
Republic Services, Inc.,
Gtd. Notes
5.700%	05/15/41	Baa3	305	349,866

Farming & Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1	250	275,260
9.250%	08/06/19	Baa1	140	187,986
Bunge Ltd. Finance Corp.,
Gtd. Notes
4.100%	03/15/16	Baa2	85	88,020
Bunge NA Finance LP,
Gtd. Notes
5.900%	04/01/17	Baa2	170	185,646

				736,912

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial – Bank & Trust — 1.0%
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%		07/01/20	Baa1		$335	$309,451
6.500%		08/01/16	Baa1		335	337,368
Sr. Unsec’d. Notes, MTN
7.000%		06/15/16	Baa1	EUR	150	196,919
Sub. Notes, MTN
4.000%	(c)	03/28/18	A3	EUR	200	181,971
4.625%		02/07/17	Baa2	EUR	250	259,794
4.750%	(c)	05/23/17	Baa2	EUR	50	46,916
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.125%		07/15/14	Baa1		225	222,116
FIA Card Services NA,
Sub. Notes
7.125%		11/15/12	A3		80	81,117
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.625%		01/25/16	Baa1		75	76,094
Sub. Notes
8.250%		03/01/38	Baa2		190	232,529
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.625%		09/15/15	B1		375	384,375
Sr. Unsec’d. Notes, MTN
6.625%		11/15/13(a)	B1		200	199,000
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%		08/13/15	Baa1		230	238,502
5.100%		03/24/21	Baa1		80	83,077
PNC Funding Corp.,
Bank Gtd. Notes
4.375%		08/11/20	A3		140	151,373
5.625%		02/01/17	Baa1		195	212,331
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%		06/15/15	Ba3		65	62,075
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.600%		04/15/16	Baa1		145	147,659
U.S. Bancorp,
Jr. Sub. Notes
3.442%		02/01/16	A2		225	232,383
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.600%		04/01/21	A2		255	279,654

						3,934,704

Financial Services — 2.9%
Ally Financial, Inc.,
Gtd. Notes
8.000%		03/15/20	B1		275	281,875
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.250%		07/16/13	A1	EUR	100	138,578
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.300%		06/28/19	A3		185	221,855

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
CIT Group, Inc.,
Sec’d. Notes
7.000%		05/01/17	B2		$400	$400,000
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.000%		08/02/19	A3	EUR	120	152,103
5.375%		08/09/20(a)	A3		175	179,947
6.125%		05/15/18	A3		190	202,228
6.500%		08/19/13	A3		305	317,494
Sr. Unsec’d. Notes, MTN
3.500%		08/05/15	A3	EUR	270	336,276
6.250%		09/02/19	A3	GBP	70	114,645
Sub. Notes
4.750%	(c)	02/10/19	Baa1	EUR	70	72,478
Sub. Notes, MTN
4.750%	(c)	05/31/17	Baa1	EUR	100	105,740
Unsec’d. Notes
8.500%		05/22/19	A3		265	311,928
CNH Capital LLC,
Gtd. Notes, 144A
6.250%		11/01/16(g)	Ba2		150	154,500
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
6.113%		01/15/40(g)	A2		283	312,245
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
6.750%		06/01/16	B2		400	388,000
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%		01/10/14(g)	Baa1		90	89,627
5.250%		10/01/20(g)	Baa1		125	134,768
Sr. Notes, 144A
4.500%		08/16/21(g)	Baa1		65	66,667
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
12.000%		05/15/15	Ba1		50	61,250
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.100%		01/07/14	Aa2		1,370	1,390,509
Goldman Sachs Capital I,
Ltd. Gtd. Notes
6.345%		02/15/34	A3		205	173,514
Goldman Sachs Group, Inc. (The),
Sr. Notes
6.250%		02/01/41	A1		70	68,672
Sr. Unsec’d. Notes
5.125%		10/16/14	Aa3	EUR	50	64,764
6.150%		04/01/18	A1		235	242,541
7.500%		02/15/19	A1		130	143,573
Sr. Unsec’d. Notes, MTN
4.500%		01/30/17	A1	EUR	350	428,756
6.375%		05/02/18	A1	EUR	120	159,287
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
4.347%		06/15/41(g)	A2		70	70,555
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%		11/09/15	Baa2		135	119,475
5.875%		06/08/14(a)	Baa2		126	124,740

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
6.250%		01/15/36	Baa2		$105	$85,858
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
6.300%		04/23/19	Aa3		795	900,446
Sr. Unsec’d. Notes, MTN
5.250%		01/14/15	Aa3	EUR	200	275,834
Sub. Notes, MTN
4.375%	(c)	11/12/19	A1	EUR	150	170,078
JPMorgan Chase Capital XXII,
Ltd. Gtd. Notes
6.450%		01/15/87	A2		195	195,000
JPMorgan Chase Capital XXVII,
Ltd. Gtd. Notes
7.000%		11/01/39	A2		110	110,688
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%		11/02/15	A2		635	584,639
4.000%		07/24/15	A2		320	300,081
4.200%		11/20/14	A2		480	462,932
Sr. Unsec’d. Notes, MTN
5.000%		05/02/19	A2	EUR	200	226,772
5.125%		11/30/15	A2	GBP	150	222,342
5.500%		10/02/17	A2	EUR	200	238,509
New York Life Global Funding,
Sr. Unsec’d. Notes, MTN
4.375%		01/19/17	Aaa	EUR	150	205,572
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
9.250%		04/01/15	B3		350	359,188
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.250%		04/15/16	Baa2		50	51,081
SLM Corp.,
Sr. Notes, MTN
6.250%		01/25/16	Ba1		110	106,973
Sr. Unsec’d. Notes, MTN
5.125%		08/27/12	Ba1		65	65,332
8.450%		06/15/18	Ba1		130	133,900

						11,723,815

Food — 0.3%
Ahold Finance USA LLC,
Gtd. Notes, MTN
5.875%		03/14/12	Baa3	EUR	100	130,424
6.500%		03/14/17	Baa3	GBP	100	177,152
Del Monte Corp.,
Gtd. Notes
7.625%		02/15/19	B3		175	168,000
Kraft Foods, Inc.,
Gtd. Notes, MTN
7.250%		07/18/18	Baa2	GBP	70	132,613
Sr. Unsec’d. Notes
6.250%		03/20/15	Baa2	EUR	100	143,853
Kroger Co. (The),
Gtd. Notes
5.400%		07/15/40	Baa2		115	123,895

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Food (continued)
Safeway, Inc.,
Sr. Unsec’d. Notes
3.400%	12/01/16	Baa2		$140	$143,579

					1,019,516

Healthcare Services — 0.4%
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17	B3		175	177,625
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3		106	109,445
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22	B3		400	409,000
Kindred Healthcare, Inc.,
Gtd. Notes
8.250%	06/01/19	B3		400	336,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
6.250%	11/01/18(g)	B1		250	254,375
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.875%	10/15/20	A3		75	79,655
4.625%	11/15/41(a)	A3		140	147,202
4.700%	02/15/21(a)	A3		80	89,937
WellPoint, Inc.,
Sr. Unsec’d. Notes
4.350%	08/15/20	Baa1		30	32,407

					1,635,646

Holding Companies – Diversified — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
8.500%	10/15/16(g)	Ba3		350	368,375

Insurance — 0.5%
Aflac, Inc.,
Sr. Unsec’d. Notes
8.500%	05/15/19	A3		65	79,661
American International Group, Inc.,
Sr. Unsec’d. Notes
4.250%	09/15/14	Baa1		110	106,824
Sr. Unsec’d. Notes, MTN
5.450%	05/18/17	Baa1		50	47,782
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/21	Aa2		205	223,393
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20	Baa3		155	159,224
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%	06/24/21	Baa2		140	142,629
MetLife, Inc.,
Sr. Unsec’d. Notes
4.750%	02/08/21	A3		180	194,723
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, MTN
4.625%	05/16/17	Aa3	EUR	150	201,854

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Insurance (continued)
Principal Financial Group, Inc.,
Gtd. Notes
6.050%		10/15/36	A3		$175	$183,920
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.000%		07/15/18	Baa3		115	125,057
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.000%		06/01/21	Baa1		170	176,151
5.625%		03/15/17	Baa1		45	48,975
6.450%		11/15/19	Baa1		95	106,727
Sun Life Financial Global Funding LP,
Gtd. Notes, 144A
0.496%	(c)	10/06/13(g)	A1		285	281,551
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%		11/01/20	A2		70	74,554
Unum Group,
Sr. Unsec’d. Notes
5.625%		09/15/20	Baa3		60	61,780

						2,214,805

Machinery & Equipment
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%		09/01/19	Baa2		150	177,239

Manufacturing — 0.1%
GE Capital Trust IV,
Ltd. Gtd. Notes
4.625%	(c)	09/15/66	Aa3	EUR	250	252,378
Koppers, Inc.,
Gtd. Notes
7.875%		12/01/19	B1		140	148,400

						400,778

Media — 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.875%		04/30/18	B1		175	186,594
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.550%		03/15/15	Baa2		70	72,861
5.875%		10/01/19	Baa2		140	157,587
Historic TW, Inc.,
Gtd. Notes
6.875%		06/15/18	Baa2		390	464,800
NBCuniversal Media LLC,
Sr. Unsec’d. Notes
5.150%		04/30/20	Baa2		285	317,312
News America, Inc.,
Gtd. Notes
4.500%		02/15/21	Baa1		275	288,340
6.150%		03/01/37	Baa1		315	344,331
TCM Sub LLC,
Gtd. Notes, 144A
3.550%		01/15/15(g)	Baa1		210	217,716
Time Warner Cable, Inc.,
Gtd. Notes
5.500%		09/01/41	Baa2		180	189,684

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Media (continued)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20(a)(g)	B2	$275	$279,125
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.625%	11/01/18(g)	B2	400	420,000

				2,938,350

Metals & Mining — 0.6%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.950%	01/15/21	Baa3	325	345,439
Arch Coal, Inc.,
Gtd. Notes
8.750%	08/01/16	B1	125	136,562
Barrick North America Finance LLC,
Gtd. Notes
5.700%	05/30/41(a)	Baa1	315	373,165
Cliffs Natural Resources, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/21	Baa3	160	159,423
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1	225	246,375
Peabody Energy Corp.,
Gtd. Notes, 144A
6.000%	11/15/18(g)	Ba1	200	204,000
6.250%	11/15/21(a)(g)	Ba1	200	207,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
Gtd. Notes
8.250%	04/15/18	B2	175	175,875
Valmont Industries, Inc.,
Gtd. Notes
6.625%	04/20/20	Baa3	155	179,403
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21	Ba2	400	432,000

				2,459,242

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
6.350%	05/15/18	Baa2	275	309,776

Oil & Gas — 1.5%
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40	A3	260	303,874
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.750%	11/01/20	B2	200	202,000
Boardwalk Pipelines LP,
Gtd. Notes
5.750%	09/15/19	Baa2	190	210,067
Sr. Unsec’d. Notes
5.500%	02/01/17	Baa2	60	65,423
Chesapeake Energy Corp.,
Gtd. Notes
6.625%	08/15/20	Ba3	350	375,375

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1		$374	$417,945
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.700%	10/15/39	Baa1		205	228,591
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.500%	02/01/16	A3		50	51,492
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2		310	312,927
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40	Baa2		255	301,700
Marathon Oil Corp.,
Sr. Unsec’d. Notes
6.000%	10/01/17	Baa2		230	267,608
6.600%	10/01/37	Baa2		30	36,387
Motiva Enterprises LLC,
Sr. Unsec’d. Notes, 144A
6.850%	01/15/40(g)	A2		70	90,504
Nabors Industries, Inc.,
Gtd. Notes
9.250%	01/15/19	Baa2		170	213,842
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20	Ba2		350	374,500
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41	Baa2		150	173,544
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20	Baa3		145	151,007
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21	Caa1		300	297,750
Pemex Project Funding Master Trust,
Gtd. Notes
5.750%	03/01/18	Baa1		470	517,000
6.250%	08/05/13	Baa1	EUR	100	136,025
6.375%	08/05/16	Baa1	EUR	200	279,169
Gtd. Notes, MTN
7.500%	12/18/13	Baa1	GBP	160	266,249
Penn Virginia Corp.,
Gtd. Notes
10.375%	06/15/16	B2		100	106,500
Petrohawk Energy Corp.,
Gtd. Notes
7.250%	08/15/18	Baa3		110	123,750
QEP Resources, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/21	Ba1		50	53,875
Reliance Holdings USA, Inc.,
Gtd. Notes, 144A
4.500%	10/19/20(g)	Baa2		250	227,151
Rowan Cos., Inc.,
Sr. Unsec’d. Notes
5.000%	09/01/17	Baa3		245	257,436

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Southern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
5.900%	04/01/17(g)	Baa3	$60	$68,572
Valero Energy Corp.,
Gtd. Notes
6.125%	06/15/17	Baa2	145	161,912

				6,272,175

Paper & Forest Products — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22	Baa3	215	228,535

Pharmaceuticals — 0.2%
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2	75	77,018
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.625%	12/15/20	Baa3	195	209,044
Express Scripts, Inc.,
Gtd. Notes
3.125%	05/15/16	Baa3	180	180,998
6.250%	06/15/14	Baa3	90	98,094
Grifols, Inc.,
Gtd. Notes
8.250%	02/01/18	B3	100	105,000
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/15	Baa3	75	75,424

				745,578

Pipelines — 0.5%
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.875%	02/01/21	Baa3	50	52,628
5.500%	08/15/19	Baa3	160	175,359
6.050%	01/15/18	Baa3	115	127,371
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41	Baa2	60	69,148
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.950%	04/15/17	Baa3	60	67,372
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.200%	03/15/20	Baa2	40	44,437
5.500%	09/15/40	Baa2	95	105,869
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/01/16	Baa3	330	341,642
5.950%	02/01/41	Baa3	70	78,460
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
4.150%	03/01/22(a)	Baa2	55	55,942
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	Baa2	30	31,443

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.750%	01/15/20	Baa3	$200	$223,209
6.500%	05/01/18	Baa3	85	98,864
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.875%	12/01/18	B1	225	239,062
Southeast Supply Header LLC,
Sr. Notes, 144A
4.850%	08/15/14(g)	Baa3	130	138,524
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	140	143,678
6.300%	04/15/40	Baa3	170	207,280

				2,200,288

Real Estate — 0.1%
AMB Property LP,
Gtd. Notes
4.500%	08/15/17	Baa2	155	154,704
6.625%	12/01/19	Baa2	125	136,059
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	85	92,565
WEA Finance LLC/WT Finance Aust Pty Ltd,
Gtd. Notes, 144A
7.500%	06/02/14(g)	A2	15	16,444

				399,772

Real Estate Investment Trusts — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
7.250%	05/15/19	Baa3	276	312,516
American Tower REIT, Inc.,
Sr. Unsec’d. Notes
5.900%	11/01/21	Baa3	100	105,136
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.900%	04/01/20	Baa1	20	21,647
6.000%	07/15/12	Baa1	110	111,910
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	150	151,918
Kilroy Realty LP,
Gtd. Notes
4.800%	07/15/18	Baa3	145	143,216
6.625%	06/01/20	Baa3	160	171,722
Simon Property Group LP,
Sr. Unsec’d. Notes
2.800%	01/30/17	A3	140	143,000
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.125%	11/30/15	Baa2	50	48,895

				1,209,960

Retail & Merchandising — 0.2%
Kohl’s Corp.,
Sr. Unsec’d. Notes
4.000%	11/01/21	Baa1	80	81,964

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (continued)
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.350%	03/15/12	Ba1		$140	$140,960
5.900%	12/01/16	Ba1		25	27,937
O’Reilly Automotive, Inc.,
Gtd. Notes
4.875%	01/14/21	Baa3		285	303,251
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	10/01/19(g)	Ba2		360	386,100

					940,212

Semiconductors — 0.1%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/20(a)	Ba3		200	205,500
Broadcom Corp.,
Sr. Unsec’d. Notes
2.375%	11/01/15	A2		40	40,946

					246,446

Telecommunications — 0.9%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.875%	04/28/17	A2	GBP	100	179,230
6.550%	02/15/39(a)	A2		655	833,186
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2		400	360,000
Sr. Sec’d. Notes, 144A
7.000%	04/01/19(a)(g)	B1		375	363,750
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	01/15/19(g)	B3		200	200,000
NII Capital Corp.,
Gtd. Notes
8.875%	12/15/19	B2		25	26,312
10.000%	08/15/16	B2		339	384,765
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		200	216,000
SBA Telecommunications, Inc.,
Gtd. Notes
8.000%	08/15/16	B1		435	468,712
8.250%	08/15/19	B1		50	54,375
Sprint Nextel Corp.,
Gtd. Notes, 144A
9.000%	11/15/18(g)	Ba3		400	420,000
Viasat, Inc.,
Gtd. Notes
8.875%	09/15/16	B1		125	128,125

					3,634,455

Tobacco — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/41	A2		135	140,308
Sr. Unsec’d. Notes, MTN
5.875%	09/04/15	A2	EUR	100	147,886

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Tobacco (continued)
Reynolds American, Inc.,
Gtd. Notes
7.625%	06/01/16	Baa3	$230	$274,260

				562,454

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.050%	03/01/41	A3	150	166,344
5.400%	06/01/41	A3	105	121,381
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	07/15/16	Baa1	95	95,443
4.850%	06/01/21	Baa1	190	194,710
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/41	Baa2	240	261,469

				839,347

Utilities — 0.8%
AGL Capital Corp.,
Gtd. Notes
5.250%	08/15/19	Baa1	125	139,744
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/39(g)	Baa3	160	174,637
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2	170	210,525
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.900%	10/01/16	Baa2	290	337,512
Black Hills Corp.,
Sr. Unsec’d. Notes
6.500%	05/15/13	Baa3	190	200,777
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/15/21(g)	B1	375	401,250
Constellation Energy Group, Inc.,
Sr. Unsec’d. Notes
5.150%	12/01/20	Baa3	270	292,583
Consumers Energy Co.,
First Mortgage
6.000%	02/15/14	A3	170	185,625
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	A3	150	182,774
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
5.900%	11/15/39(g)	A3	250	313,913
NiSource Finance Corp.,
Gtd. Notes
5.950%	06/15/41	Baa3	210	225,388
6.250%	12/15/40	Baa3	80	87,235
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.150%	05/15/37	Baa1	230	292,623

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (continued)
Westar Energy, Inc.,
First Mortgage
5.100%	07/15/20	Baa1		$145	$164,002

					3,208,588

TOTAL CORPORATE OBLIGATIONS (cost $56,156,692)					57,593,596

FOREIGN BONDS — 52.6%
Argentina — 0.1%
Banco de Galicia y Buenos Aires,
Sr. Unsec’d. Notes, 144A
8.750%	05/04/18	B2		200	170,000
IRSA Inversiones y Representaciones SA,
Sr. Unsec’d. Notes, 144A
11.500%	07/20/20	B(d)		200	202,987

					372,987

Australia — 0.5%
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, 144A
3.750%	10/15/14(g)	Aa2		145	149,394
Sr. Unsec’d. Notes, MTN
3.875%	12/14/15	Aa1	GBP	100	161,897
Sub. Notes, MTN
5.500%	08/06/19	Aa2	EUR	90	118,915
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
7.000%	11/01/15(g)	B1		100	101,000
National Australia Bank Ltd.,
Sr. Unsec’d. Notes, MTN
5.375%	12/08/14	Aa1	GBP	100	167,575
New South Wales Treasury Corp.,
Local Gov’t. Gtd. Notes
6.000%	03/01/22	Aaa	AUD	270	305,063
Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
4.450%	11/15/21(g)	Baa2		105	103,569
Wesfarmers Ltd.,
Gtd. Notes, 144A
2.983%	05/18/16(g)	Baa1		135	136,074
Gtd. Notes, MTN
3.875%	07/10/15	Baa1	EUR	100	136,116
Westfield Europe Finance PLC/WEA Finance LLC,
Gtd. Notes
3.625%	06/27/12	A2	EUR	100	130,103
Westpac Banking Corp.,
Sr. Unsec’d. Notes, MTN
4.250%	09/22/16	Aa1	EUR	150	201,865
5.000%	10/21/19	Aa1	GBP	50	81,525
Woodside Finance Ltd.,
Gtd. Notes, 144A
4.500%	11/10/14(g)	Baa1		70	73,704

					1,866,800

Austria — 0.4%
Austria Government Bond,
Sr. Unsec’d. Notes, MTN
3.500%	09/15/21	Aaa	EUR	987	1,343,720

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (Continued)
Austria (continued)
Republic of Austria,
Sr. Unsec’d. Notes
6.250%	07/15/27	Aaa	EUR	179	$309,442
Telekom Finanzmanagement GmbH,
Gtd. Notes
6.375%	01/29/16	A3	EUR	85	119,980

					1,773,142

Belgium — 0.4%
Anheuser-Busch InBev NV,
Gtd. Notes, MTN
6.500%	06/23/17	Baa1	GBP	50	92,078
Belgium Government,
Bonds
4.250%	09/28/21	Aa3	EUR	155	202,608
5.000%	03/28/35	Aa1	EUR	920	1,306,849

					1,601,535

Bermuda — 0.2%
Bacardi Ltd.,
Gtd. Notes, MTN
7.750%	04/09/14	Baa1	EUR	150	216,064
Digicel Group Ltd.,
Sr. Unsec’d. Notes
8.875%	01/15/15	Caa1		$140	137,900
Sr. Unsec’d. Notes, 144A
10.500%	04/15/18	Caa1		200	201,000
Holcim GB Finance Ltd.,
Gtd. Notes, MTN
8.750%	04/24/17	Baa2	GBP	50	92,327
Weatherford International Ltd.,
Gtd. Notes
6.750%	09/15/40	Baa2		250	283,595
9.625%	03/01/19	Baa2		40	51,732

					982,618

Brazil — 1.4%
BR Malls International Finance Ltd.,
Gtd. Notes
9.750%	11/29/49	BB-(d)		100	102,000
Brazil Notas do Tesouro Nacional,
Series B, Bonds
6.000%	08/15/20	Baa3	BRL	1,559	1,857,486
Series B, Notes
6.000%	05/15/15	Baa3	BRL	893	1,027,811
Series F, Notes
10.000%	01/01/14	Baa3	BRL	1,054	560,325
10.000%	01/01/21	Baa3	BRL	2,229	1,113,336
Centrais Eletricas Brasileiras SA,
Sr. Unsec’d. Notes, 144A
5.750%	10/27/21(g)	Baa2		205	212,995
Telemar Norte Leste SA,
Sr. Unsec’d. Notes
5.125%	12/15/17	Baa2	EUR	150	189,182
Sr. Unsec’d. Notes, 144A
5.500%	10/23/20	Baa2		129	127,065
Votorantim Cimentos SA,
Gtd. Notes, 144A
5.250%	04/28/17(g)	Baa3	EUR	100	129,667

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Brazil (continued)
7.250%	04/05/41	Baa3		$200	$193,500

					5,513,367

Canada — 2.9%
Canadian Government,
Bonds
3.500%	06/01/13	Aaa	CAD	1,045	1,062,110
4.000%	06/01/16	Aaa	CAD	1,133	1,243,269
4.000%	06/01/41	Aaa	CAD	832	1,072,106
4.500%	06/01/15	Aaa	CAD	2,004	2,189,578
Canadian National Railway Co.,
Sr. Unsec’d. Notes
2.850%	12/15/21	A3		70	70,951
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.250%	03/15/38	Baa1		225	287,924
Connacher Oil and Gas Ltd.,
Sec’d. Notes, 144A
8.500%	08/01/19(g)	Caa2		400	362,000
Province of British Columbia Canada,
Notes
3.700%	12/18/20	Aaa	CAD	1,735	1,833,625
Province of Quebec,
Bonds
5.000%	12/01/38	Aa2	CAD	655	803,006
Royal Bank of Canada,
Covered Bonds
4.625%	01/22/18	Aaa	EUR	1,540	2,248,502
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
3.750%	02/01/21	Baa2		235	231,034
Teck Resources Ltd.,
Sr. Sec’d. Notes
10.250%	05/15/16	Baa2		49	56,350
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes
2.500%	07/14/16	Aaa		240	244,772

					11,705,227

Cayman Islands — 0.9%
Central China Real Estate Ltd.,
Sr. Sec’d. Notes
12.250%	10/20/15	B1		200	172,500
China Shanshui Cement Group Ltd.,
Gtd. Notes
8.500%	05/25/16	BB-(d)		200	188,500
Country Garden Holdings Co.,
Sr. Unsec’d. Notes, 144A
11.125%	02/23/18	Ba3		200	173,000
DP World Sukuk Ltd.,
Bonds
6.250%	07/02/17	Baa3		400	405,000
Embraer Overseas Ltd.,
Gtd. Notes
6.375%	01/15/20	Baa3		125	133,438
Fibria Overseas Finance Ltd.,
Gtd. Notes, 144A
7.500%	05/04/20	Ba1		300	293,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Cayman Islands (continued)
Pacific Life Funding LLC,
Sec’d. Notes, MTN
5.125%	01/20/15	A1	GBP	250	$407,892
Petrobras International Finance Co.,
Gtd. Notes
5.750%	01/20/20	A3		$75	80,259
5.875%	03/01/18	A3		240	262,649
7.875%	03/15/19	A3		65	77,590
Principal Financial Global Funding II LLC,
Sr. Sec’d. Notes, MTN
4.500%	01/26/17	Aa3	EUR	100	130,550
TAM Capital 3, Inc.,
Gtd. Notes, 144A
8.375%	06/03/21	B(d)		200	202,000
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, 144A
4.625%	12/12/16	Baa1		200	195,139
Transocean, Inc.,
Gtd. Notes
5.050%	12/15/16	Baa3		115	117,424
UPCB Finance V Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	11/15/21(g)	Ba3		350	354,375
Vale Overseas Ltd.,
Gtd. Notes
6.250%	01/23/17	Baa2		225	253,556

					3,447,122

Chile
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes
5.000%	01/21/21	Baa2		50	50,347
Chile Government International Bond,
Sr. Unsec’d. Notes
3.875%	08/05/20	Aa3		110	119,075

					169,422

Curacao
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
3.650%	11/10/21	A3		140	142,399

Cyprus
Mriya Agro Holding PLC,
Sr. Unsec’d. Notes
10.950%	03/30/16	B(d)		200	176,000

Czech Republic — 0.1%
CEZ A/S,
Sr. Unsec’d. Notes
4.125%	10/17/13	A2	EUR	150	201,722

Denmark — 0.4%
Carlsberg Breweries A/S,
Sr. Unsec’d. Notes, MTN
7.250%	11/28/16	Baa2	GBP	50	90,562
Danske Bank A/S,
Sr. Unsec’d. Notes, MTN
4.750%	06/04/14	A2	EUR	100	131,781

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Denmark (continued)
Kingdom of Denmark,
Bonds
5.000%		11/15/13	Aaa	DKK	7,590	$1,441,007
TDC A/S,
Sr. Unsec’d. Notes
3.500%		02/23/15	Baa2	EUR	100	133,763

						1,797,113

Finland — 0.1%
Finland Government Bond,
Sr. Unsec’d. Notes
3.375%		04/15/20	Aaa	EUR	409	573,971

France — 1.5%
Alstom SA,
Sr. Unsec’d. Notes
4.125%		02/01/17	Baa2	EUR	100	128,164
Autoroutes du Sud de la France,
Sr. Unsec’d. Notes, MTN
7.375%		03/20/19	Baa1	EUR	100	152,711
AXA SA,
Sub. Notes, MTN
5.250%	(c)	04/16/40	A3	EUR	150	141,672
Banque PSA Finance,
Sr. Unsec’d. Notes, 144A
4.375%		04/04/16(g)	Baa1		$290	268,748
BPCE SA,
Sr. Unsec’d. Notes, 144A
2.375%		10/04/13(g)	Aa3		165	159,882
Carrefour SA,
Sr. Unsec’d. Notes, MTN
5.375%		06/12/15	BBB+(d)	EUR	150	204,611
Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, MTN
4.875%		04/10/14	BBB-(d)	EUR	100	133,234
6.375%		04/04/13	BBB-(d)	EUR	50	67,322
Cie de St-Gobain,
Sr. Unsec’d. Notes, MTN
4.000%		10/08/18	Baa2	EUR	120	152,961
Cie Generale de Geophysique - Vertias,
Gtd. Notes
9.500%		05/15/16	Ba3		200	216,000
EDF SA,
Sr. Unsec’d. Notes, MTN
6.875%		12/12/22	Aa3	GBP	50	95,146
Electricite de France,
Sr. Unsec’d. Notes, 144A
6.950%		01/26/39(g)	Aa3		135	158,883
Sr. Unsec’d. Notes, MTN
6.250%		01/25/21	Aa3	EUR	100	155,069
Eutelsat SA,
Sr. Unsec’d. Notes
4.125%		03/27/17	BBB(d)	EUR	200	259,499
French Government,
Bonds
5.750%		10/25/32	Aaa	EUR	1,045	1,753,176
GDF Suez,
Sr. Unsec’d. Notes, MTN
5.625%		01/18/16	A1	EUR	180	262,314

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
France (continued)
Pernod-Ricard SA,
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22(g)	Baa3		$155	$162,376
Sr. Unsec’d. Notes
5.000%	03/15/17	Baa3	EUR	100	135,268
PPR,
Sr. Unsec’d. Notes, MTN
8.625%	04/03/14	BBB-(d)	EUR	100	145,305
RCI Banque SA,
Sr. Unsec’d. Notes, 144A
4.600%	04/12/16(g)	Baa2		210	199,896
Sr. Unsec’d. Notes, MTN
4.375%	01/27/15	Baa2	EUR	186	236,358
Societe Generale,
Sr. Unsec’d. Notes, MTN
5.250%	03/28/13	Aa2	EUR	150	197,835
Sub. Notes, MTN
5.400%	01/30/18	A2	GBP	50	60,674
6.125%	08/20/18	Aa3	EUR	100	115,065
Total Capital SA,
Gtd. Notes, MTN
3.875%	12/14/18	Aa1	GBP	40	65,993
TPSA Eurofinance France SA,
Gtd. Notes, MTN
6.000%	05/22/14	A3	EUR	100	139,340
Vivendi SA,
Sr. Unsec’d. Notes, MTN
4.875%	12/02/19	Baa2	EUR	100	132,473

					5,899,975

Germany — 9.0%
BASF SE,
Sr. Unsec’d. Notes, MTN
5.875%	03/31/17	A1	GBP	50	90,341
Bundesrepublik Deutschland,
Bonds
2.500%	01/04/21	Aaa	EUR	6,064	8,376,506
3.500%	01/04/16	Aaa	EUR	4,409	6,369,412
3.750%	01/04/15	Aaa	EUR	6,323	9,001,877
4.000%	01/04/37	Aaa	EUR	3,980	6,620,456
Deutsche Bank AG,
Sr. Unsec’d. Notes, MTN
5.125%	08/31/17	Aa3	EUR	100	141,326
Kreditanstalt Fuer Wiederaufbau,
Gov’t. Gtd. Notes
4.700%	06/02/37	Aaa	CAD	523	572,513
5.500%	12/07/15	Aaa	GBP	1,040	1,852,231
Gov’t. Gtd. Notes, MTN
4.375%	07/04/18	Aaa	EUR	950	1,397,278
6.000%	08/20/20	Aaa	AUD	1,599	1,668,891
MAN SE,
Sr. Unsec’d. Notes, MTN
7.250%	05/20/16	A3	EUR	40	61,057
Merck Financial Services GmbH,
Gtd. Notes, MTN
3.375%	03/24/15	Baa2	EUR	100	134,438

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Germany (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A
8.125%		12/01/17(g)	B1		$275	$290,469

						36,576,795

Guernsey
Credit Suisse Group Finance Guernsey Ltd.,
Bank Gtd. Notes
6.375%		06/07/13	Aa3	EUR	70	93,504

Ireland — 0.4%
Cloverie PLC For Zurich Insurance Co. Ltd.,
Sub. Notes, MTN
7.500%	(c)	07/24/39	A2	EUR	200	261,554
CRH Finance BV,
Gtd. Notes, MTN
7.375%		05/28/14	Baa1	EUR	200	282,645
GE Capital European Funding,
Gtd. Notes, MTN
4.625%		02/22/27	Aa2	EUR	150	186,286
5.250%		05/18/15	Aa2	EUR	200	277,028
5.375%		01/16/18	Aa2	EUR	145	202,976
GE Capital UK Funding,
Gtd. Notes, MTN
5.625%		12/12/14	Aa2	GBP	200	336,511
Iberdrola Finance Ireland Ltd.,
Gtd. Notes, 144A
3.800%		09/11/14(g)	A3		140	139,775

						1,686,775

Italy — 1.8%
Banca Monte dei Paschi di Siena SpA,
Sr. Unsec’d. Notes, MTN
4.125%		11/11/13	Baa1	EUR	200	245,948
Eni SpA,
Sr. Unsec’d. Notes, MTN
3.500%		01/29/18	A1	EUR	125	158,476
Intesa Sanpaolo SpA,
Sub. Notes, MTN
4.375%	(c)	06/26/18	Aa3	EUR	200	196,726
Italy Buoni Poliennali del Tesoro,
Bonds
2.000%		06/01/13	Aa2	EUR	1,852	2,322,484
3.750%		03/01/21	Aa2	EUR	957	1,015,647
5.000%		09/01/40	Aa2	EUR	1,844	1,877,842
Lottomatica SpA,
Gtd. Notes
5.375%		12/05/16	Baa3	EUR	250	301,479
Telecom Italia SpA,
Sr. Unsec’d. Notes, MTN
7.875%		01/22/14	Baa2	EUR	50	67,548
UniCredit SpA,
Covered Bonds, MTN
4.250%		07/29/17	Aaa	EUR	750	920,260

						7,106,410

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Japan — 14.1%
Japanese Government,
Sr. Unsec’d. Notes
1.100%	06/20/21	Aa3	JPY	639,600	$8,422,627
1.300%	03/20/15	Aa2	JPY	287,550	3,864,329
1.300%	06/20/20	Aa2	JPY	516,200	6,987,210
1.400%	09/20/15	Aa2	JPY	685,650	9,280,986
1.400%	03/20/18	Aa2	JPY	235,700	3,234,336
1.500%	06/20/19	Aa2	JPY	15,700	216,904
1.700%	03/20/17	Aa2	JPY	331,200	4,595,397
1.700%	09/20/17	Aa2	JPY	115,300	1,605,026
1.900%	03/20/25	Aa2	JPY	274,950	3,819,097
2.000%	12/20/33	Aa2	JPY	35,650	480,549
2.300%	06/20/28	Aa2	JPY	762,250	10,944,016
2.300%	03/20/40	Aa2	JPY	267,500	3,788,182

					57,238,659

Luxembourg — 0.7%
AON Financial Services Luxembourg SA,
Gtd. Notes
6.250%	07/01/14	Baa2	EUR	100	139,179
ArcelorMittal,
Sr. Unsec’d. Notes
3.750%	08/05/15	Baa3		$310	296,353
9.375%	06/03/16	Baa3	EUR	100	143,687
Finmeccanica Finance SA,
Gtd. Notes, MTN
5.750%	12/12/18	A3	EUR	225	232,895
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A
4.950%	05/23/16(g)	Baa1		220	220,275
Sr. Unsec’d. Notes, MTN
6.605%	02/13/18	Baa1	EUR	200	271,145
Holcim US Finance Sarl & Cie SCS,
Gtd. Notes, 144A
6.000%	12/30/19(g)	Baa2		135	139,113
Intelsat Jackson Holdings SA,
Gtd. Notes, 144A
7.250%	04/01/19(g)	B3		400	406,000
MHP SA,
Gtd. Notes
10.250%	04/29/15	B3		250	220,000
Promsvyazbank OJSC Via PSB Finance SA,
Sr. Notes
6.200%	04/25/14	Ba2		200	191,750
Telecom Italia Capital SA,
Gtd. Notes
5.250%	11/15/13	Baa2		385	369,825
Telecom Italia Finance SA,
Gtd. Notes, MTN
6.875%	01/24/13	Baa2	EUR	105	139,724

					2,769,946

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Malaysia — 1.2%
Malaysian Government, Bonds
4.160%		07/15/21	A3	MYR	1,969	$645,013
4.232%		06/30/31	NR	MYR	1,495	482,432
4.392%		04/15/26	NR	MYR	1,200	398,467
Sr. Unsec’d. Notes
3.700%		05/15/13	A3	MYR	2,000	637,472
4.012%		09/15/17	A3	MYR	3,245	1,055,018
4.378%		11/29/19	A3	MYR	4,642	1,544,345

						4,762,747

Mexico — 2.4%
America Movil SAB de CV,
Gtd. Notes
2.375%		09/08/16	A2		$455	453,732
Sr. Unsec’d. Notes, MTN
4.125%		10/25/19	A2	EUR	100	133,429
Coca-Cola Femsa SAB de CV,
Sr. Unsec’d. Notes
4.625%		02/15/20	A2		140	154,700
Controladora Mabe SA CV,
Gtd. Notes, 144A
7.875%		10/28/19	BB+(d)		210	208,950
Grupo Petrotemex SA de CV,
Sr. Unsec’d. Notes, 144A
9.500%		08/19/14	BB(d)		200	216,000
Grupo Televisa SA,
Sr. Unsec’d. Notes
6.625%		01/15/40	Baa1		215	242,438
Mexican Bonos,
Bonds
8.500%		12/13/18	Baa1	MXN	54,778	4,499,865
8.500%		11/18/38	Baa1	MXN	39,283	3,038,275
10.000%		12/05/24	Baa1	MXN	9,117	840,386

						9,787,775

Netherlands — 3.2%
Adecco International Financial Services BV,
Gtd. Notes, MTN
4.750%		04/13/18	Baa3	EUR	100	128,385
Akzo Nobel NV,
Gtd. Notes
7.250%		03/27/15	Baa1	EUR	80	118,476
Gtd. Notes, MTN
8.000%		04/06/16	Baa1	GBP	50	92,149
Allianz Finance II BV,
Gtd. Notes
6.500%	(c)	01/13/25	A2	EUR	144	186,758
Arcos Dorados BV,
Gtd. Notes, 144A
7.500%		10/01/19	Ba2		200	221,538
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes
4.125%		06/28/16	Aaa	EUR	2,530	3,552,773
Sr. Unsec’d. Notes, MTN
2.500%		01/18/16	Aaa	EUR	1,817	2,391,578
British American Tobacco Holdings The Netherlands BV,
Gtd. Notes, MTN
4.875%		02/24/21	Baa1	EUR	125	177,089

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Netherlands (continued)
Daimler International Finance BV,
Gtd. Notes, MTN
7.875%	01/16/14	A3	EUR	115	$165,836
Deutsche Telekom International Finance BV,
Gtd. Notes, MTN
6.000%	01/20/17	Baa1	EUR	115	170,585
DTEK Finance BV,
Gtd. Notes
9.500%	04/28/15	B2		$200	181,500
E.ON International Finance BV,
Gtd. Notes, MTN
5.500%	01/19/16	A2	EUR	230	337,149
6.000%	10/30/19	A2	GBP	100	182,690
EDP Finance BV,
Sr. Unsec’d. Notes, 144A
5.375%	11/02/12(g)	Baa3		135	133,331
Enel Finance International NV,
Gtd. Notes, 144A
5.125%	10/07/19(g)	A3		100	89,335
Gtd. Notes, MTN
4.000%	09/14/16	A2	EUR	100	127,675
Heineken NV,
Sr. Unsec’d. Notes, MTN
7.250%	03/10/15	NR	GBP	80	139,230
KBC Internationale Financieringsmaatschappij NV,
Bank Gtd. Notes, MTN
3.875%	03/31/15	Aa3	EUR	105	124,929
Koninklijke KPN NV,
Sr. Unsec’d. Notes, MTN
4.500%	03/18/13	Baa2	EUR	100	133,626
5.750%	03/18/16	Baa2	GBP	100	171,975
7.500%	02/04/19	Baa2	EUR	50	79,324
Linde Finance BV,
Gtd. Notes
6.500%	01/29/16	A3	GBP	100	182,979
LyondellBasell Industries NV,
Gtd. Notes, 144A
6.000%	11/15/21(g)	Ba2		400	415,000
Netherlands Government,
Bonds
3.500%	07/15/20	Aaa	EUR	1,200	1,722,928
5.500%	01/15/28	Aaa	EUR	419	749,271
Repsol International Finance BV,
Gtd. Notes, MTN
4.750%	02/16/17	Baa1	EUR	135	179,680
RWE Finance BV,
Gtd. Notes, MTN
6.375%	06/03/13	A2	GBP	70	115,537
6.625%	01/31/19	A2	EUR	100	156,507
Sensata Technologies BV,
Gtd. Notes, 144A
6.500%	05/15/19(g)	B3		400	395,000

					12,822,833

Peru — 0.1%
Banco de Credito del Peru,
Sr. Unsec’d. Notes, 144A
5.375%	09/16/20	Baa2		200	195,160

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Peru (continued)
Corp. Lindley SA,
Sr. Unsec’d. Notes, 144A
6.750%		11/23/21	BB+(d)		$200	$204,000

						399,160

Poland — 0.3%
Polish Government,
Bonds
5.500%		04/25/15	A2	PLN	1,901	558,325
5.500%		10/25/19	A2	PLN	1,163	333,109
5.750%		09/23/22	A2	PLN	1,244	356,567

						1,248,001

Puerto Rico
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC,
Gtd. Notes
7.750%		09/15/18	B3		150	153,188

South Africa — 0.4%
Republic of South Africa,
Bonds
6.750%		03/31/21	A3	ZAR	1,775	202,884
13.500%		09/15/15	A3	ZAR	8,234	1,242,054

						1,444,938

South Korea — 1.0%
Hyundai Steel Co.,
Sr. Unsec’d. Notes, 144A
4.625%		04/21/16	Baa3		200	199,353
Korea Hydro & Nuclear Power Co. Ltd.,
Sr. Unsec’d. Notes, 144A
3.125%		09/16/15(g)	A1		200	200,251
Korea Treasury Bonds,
Sr. Unsec’d. Notes
4.000%		09/10/15	A1	KRW	546,030	483,042
4.250%		06/10/21	A1	KRW	417,380	375,609
4.500%		03/10/15	A1	KRW	1,811,300	1,623,423
5.000%		06/10/20	A1	KRW	1,055,500	997,152

						3,878,830

Spain — 0.7%
Banco Santander SA,
Covered Bonds
4.625%		01/20/16	Aaa	EUR	800	1,034,599
BBVA Senior Finance SAU,
Bank Gtd. Notes, MTN
4.875%		01/23/14	Aa2	EUR	150	194,809
Gas Natural Capital Markets SA,
Gtd. Notes, MTN
4.125%		01/26/18	Baa2	EUR	100	121,232
5.250%		07/09/14	Baa2	EUR	150	198,422
Santander International Debt SA Unipersonal,
Bank Gtd. Notes, MTN
3.500%		03/10/15	Aa2	EUR	100	123,199
Santander Issuances SA Unipersonal,
Bank Gtd. Notes, MTN
4.750%	(c)	05/29/19	Aa3	EUR	100	96,071

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Spain (continued)
Telefonica Emisiones SAU,
Gtd. Notes
3.992%	02/16/16	Baa1		$270	$259,605
5.877%	07/15/19	Baa1		75	74,120
6.221%	07/03/17	Baa1		195	199,848
Gtd. Notes, MTN
3.661%	09/18/17	Baa1	EUR	200	236,925
5.375%	02/02/18	Baa1	GBP	50	76,694

					2,615,524

Supranational Bank — 1.3%
European Investment Bank,
Sr. Unsec’d. Notes
8.750%	08/25/17	Aaa	GBP	500	1,018,605
Sr. Unsec’d. Notes, MTN
4.750%	10/15/17	Aaa	EUR	740	1,075,641
6.500%	08/07/19	Aaa	AUD	1,269	1,299,051
Inter-American Development Bank,
Sr. Unsec’d. Notes
4.400%	01/26/26	Aaa	CAD	791	879,344
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes
3.875%	05/20/19	Aaa	EUR	692	1,004,275

					5,276,916

Sweden — 0.6%
Nordea Bank AB,
Sr. Unsec’d. Notes, MTN
3.875%	12/15/15	Aa2	GBP	50	80,727
Sub. Notes, 144A
4.875%	05/13/21(g)	Aa3		310	262,014
Sub. Notes, MTN
4.500%	03/26/20	Aa3	EUR	150	172,914
Securitas AB,
Sr. Unsec’d. Notes, MTN
6.500%	04/02/13	BBB+(d)	EUR	100	136,465
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, MTN
6.625%	07/09/14	A1	GBP	100	168,863
Svensk Exportkredit AB,
Sr. Unsec’d. Notes
5.125%	03/01/17	Aa1		400	445,626
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes
5.500%	05/26/16	Aa2	GBP	100	169,161
Swedish Government,
Bonds
3.750%	08/12/17	Aaa	SEK	3,930	647,400
Telefonaktiebolaget LM Ericsson,
Sr. Unsec’d. Notes, MTN
5.375%	06/27/17	Baa1	EUR	90	129,907

					2,213,077

Switzerland — 0.2%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
5.125%	09/18/17	Aa1	EUR	265	366,294

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Switzerland (continued.
UBS AG,
Sr. Unsec’d. Notes, MTN
6.250%		09/03/13	Aa3	EUR	85	$116,471
6.375%		07/20/16	Aa3	GBP	100	170,808
Sub. Notes, MTN
4.500%	(c)	09/16/19	A1	EUR	130	149,020

						802,593

Trinidad & Tobago
National Gas Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes, 144A
6.050%		01/15/36(g)	Baa1		$155	147,250

Turkey — 0.1%
Akbank TAS,
Sr. Unsec’d. Notes, 144A
5.125%		07/22/15	Ba1		400	388,000
Turkiye Garanti Bankasi A/S,
Sr. Unsec’d. Notes, 144A
6.250%		04/20/21	Ba1		200	190,500

						578,500

United Arab Emirates — 0.1%
Dubai Electricity & Water Authority,
Sr. Unsec’d. Notes, 144A
7.375%		10/21/20	Ba1		200	204,500

United Kingdom — 6.1%
Afren PLC,
Sr. Sec’d. Notes
11.500%		02/01/16	B-(d)		200	196,000
Aviva PLC,
Sub. Notes, MTN
6.875%	(c)	05/22/38	A3	EUR	125	142,079
BAA Funding Ltd.,
Sr. Sec’d. Notes, 144A
4.875%		07/15/23(g)	A-(d)		290	289,920
Sr. Sec’d. Notes
5.225%		02/15/23	A-(d)	GBP	80	128,528
Barclays Bank PLC,
Covered Bonds, MTN
4.000%		10/07/19	Aaa	EUR	1,150	1,545,151
Sr. Unsec’d. Notes
5.200%		07/10/14	Aa3		220	226,780
6.750%		05/22/19	Aa3		110	121,949
Sr. Unsec’d. Notes, MTN
4.875%		08/13/19	Aa3	EUR	150	193,979
5.250%		05/27/14	Aa3	EUR	250	335,600
5.750%		08/17/21	Aa3	GBP	100	155,837
Sub. Notes, MTN
6.000%		01/14/21	Baa1	EUR	100	107,690
BAT International Finance PLC,
Gtd. Notes, MTN
6.375%		12/12/19	Baa1	GBP	100	186,669
BG Energy Capital PLC,
Gtd. Notes, MTN
5.875%		11/13/12	A2	GBP	60	96,567
BMW UK Capital PLC,
Gtd. Notes, MTN
5.000%		10/02/17	A2	GBP	25	43,285

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
United Kingdom (continued)
BP Capital Markets PLC,
Gtd. Notes
3.125%		10/01/15	A2		$165	$172,825
Gtd. Notes, MTN
3.100%		10/07/14	A2	EUR	120	160,909
3.830%		10/06/17	A2	EUR	100	137,522
British Sky Broadcasting Group PLC,
Gtd. Notes, 144A
6.100%		02/15/18(g)	Baa1		190	212,830
British Telecommunications PLC,
Sr. Unsec’d. Notes
8.625%		03/26/20	Baa2	GBP	90	180,917
Sr. Unsec’d. Notes, MTN
6.500%		07/07/15	Baa2	EUR	100	146,149
BSKYB Finance UK PLC,
Gtd. Notes
5.750%		10/20/17	Baa1	GBP	100	176,606
Centrica PLC,
Sr. Unsec’d. Notes, MTN
5.125%		12/10/14	A3	GBP	100	169,661
7.125%		12/09/13	A3	EUR	100	143,170
Eastern Power Networks PLC,
Sr. Unsec’d. Notes, MTN
4.750%		09/30/21	Baa1	GBP	100	163,656
Ensco PLC,
Sr. Unsec’d. Notes
3.250%		03/15/16	Baa1		205	209,130
Experian Finance PLC,
Gtd. Notes, MTN
4.750%		02/04/20	Baa1	EUR	160	222,494
G4S PLC,
Sr. Unsec’d. Notes, MTN
7.750%		05/13/19	BBB(d)	GBP	50	92,869
HBOS PLC,
Sub. Notes, 144A
6.000%		11/01/33(g)	Baa3		180	110,115
HSBC Holdings PLC,
Sr. Unsec’d. Notes
5.100%		04/05/21(a)	Aa2		335	355,969
Sub. Notes
6.500%		05/02/36	A1		135	136,405
9.875%		04/08/18	Aa3	GBP	200	330,583
Sub. Notes, MTN
6.250%		03/19/18	A1	EUR	200	266,106
Imperial Tobacco Finance PLC,
Gtd. Notes, MTN
4.500%		07/05/18	Baa3	EUR	200	265,970
6.875%		06/13/12	Baa3	GBP	200	316,527
Intercontinental Hotels Group PLC,
Gtd. Notes, MTN
6.000%		12/09/16	BBB-(d)	GBP	50	82,884
Kingfisher PLC,
Sr. Unsec’d. Notes, MTN
5.625%		12/15/14	Baa3	GBP	80	132,274
Legal & General Group PLC,
Sub. Notes, MTN
4.000%	(c)	06/08/25	Baa1	EUR	170	180,312

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
United Kingdom (continued)
Lloyds TSB Bank PLC,
Sr. Unsec’d. Notes, MTN
6.375%	06/17/16	Aa3	EUR	250	$333,592
Sub. Notes, MTN
6.500%	03/24/20	Baa2	EUR	225	228,465
Marks & Spencer PLC,
Sr. Unsec’d. Notes, MTN
5.625%	03/24/14	Baa3	GBP	50	81,392
MU Finance PLC,
Sr. Sec’d. Notes, 144A
8.375%	02/01/17(g)	NR		$300	315,750
National Express Group PLC,
Sr. Notes, MTN
6.250%	01/13/17	Baa3	GBP	100	166,865
National Grid PLC,
Sr. Unsec’d. Notes, MTN
5.000%	07/02/18	Baa1	EUR	150	215,254
6.125%	04/15/14	Baa1	GBP	50	84,823
6.500%	04/22/14	Baa1	EUR	100	142,489
Nationwide Building Society,
Covered Bonds, MTN
4.375%	02/28/22	Aaa	EUR	750	1,013,962
Sr. Unsec’d. Notes
3.750%	01/20/15	Aa3	EUR	170	216,745
Sr. Unsec’d. Notes, MTN
5.625%	09/09/19	Aa3	GBP	100	155,649
Next PLC,
Sr. Unsec’d. Notes
5.875%	10/12/16	Baa2	GBP	50	84,209
PPL WEM Holdings PLC,
Sr. Unsec’d. Notes, 144A
3.900%	05/01/16(g)	Baa3		255	255,614
Rentokil Initial PLC,
Gtd. Notes, MTN
4.625%	03/27/14	BBB-(d)	EUR	100	133,174
5.750%	03/31/16	BBB-(d)	GBP	50	81,542
Rolls-Royce PLC,
Gtd. Notes
6.750%	04/30/19	A3	GBP	100	191,155
Royal Bank of Scotland PLC (The),
Gtd. Notes
3.400%	08/23/13	A2		235	228,623
Sr. Unsec’d. Notes, MTN
5.375%	09/30/19	A2	EUR	150	179,971
5.750%	05/21/14	Aa3	EUR	150	194,407
Sub. Notes, MTN
6.000%	05/10/13	Baa3	EUR	150	183,102
Scottish Power UK PLC,
Sr. Unsec’d. Notes
8.375%	02/20/17	A3	GBP	100	192,229
Severn Trent Utilities Finance PLC,
Gtd. Notes, MTN
5.250%	03/11/16	A3	EUR	150	215,220
Standard Chartered Bank,
Sub. Notes, MTN
5.875%	09/26/17	A2	EUR	250	318,281

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		(Value Note 2)

FOREIGN BONDS (continued)
United Kingdom (continued)
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A
3.850%	04/27/15(g)	A2		$190	$191,228
Sr. Unsec’d. Notes, MTN
6.500%	04/28/14	A2	GBP	100	169,469
Tesco PLC,
Sr. Unsec’d. Notes, MTN
5.875%	09/12/16	A3	EUR	125	188,135
6.125%	02/24/22	A3	GBP	50	91,665
United Kingdom Gilt,
Bonds
3.750%	09/07/20	Aaa	GBP	635	1,140,775
4.250%	06/07/32	Aaa	GBP	1,446	2,745,428
4.250%	09/07/39	Aaa	GBP	3,362	6,430,206
UnumProvident Finance Co. PLC,
Gtd. Notes, 144A
6.850%	11/15/15(g)	Baa3		125	138,393
Vodafone Group PLC,
Sr. Unsec’d. Notes, MTN
8.125%	11/26/18	Baa1	GBP	100	201,772
West China Cement Ltd.,
Gtd. Notes, 144A
7.500%	01/25/16	Ba3		200	163,000
WPP Finance 2010,
Gtd. Notes, 144A
4.750%	11/21/21(g)	Baa3		60	59,563

					24,868,064

TOTAL FOREIGN BONDS (cost $209,711,098)					212,899,385

MUNICIPAL BONDS — 1.7%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds
4.839%	01/01/41	Aa1		280	313,891

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3		165	215,279
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1		275	342,974
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1		160	206,501
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2		90	114,906

					879,660

Colorado
Regional Transportation District Sales Tax,
Revenue Bonds
5.000%	11/01/38	Aa2		155	168,356

District of Columbia — 0.1%
District of Columbia,
Revenue Bonds
5.250%	12/01/34	Aa1		155	172,482

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
District of Columbia (continued)
5.591%	12/01/34	Aa1	$40	$48,739

				221,221

Florida — 0.1%
Florida State Board of Education,
Revenue Bonds
5.000%	07/01/20	A1	365	444,650

Illinois — 0.1%
Chicago IL O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A1	120	146,752
Chicago Metropolitan Water Reclamation District-Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	Aaa	150	187,112
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	185	218,465

				552,329

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	135,745

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	300	373,698
5.888%	07/01/43	Aa3	120	152,224

				525,922

Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Ltd.
4.500%	08/01/31	Aa1	165	173,504
5.250%	08/01/20	Aa1	205	262,004

				435,508

New York — 0.2%
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	35	49,250
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	Aa2	70	83,375
New York City Housing Development Corp.,
Revenue Bonds
6.420%	11/01/27	Aa2	105	113,882
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42	Aa2	85	105,682
New York City Transitional Finance Authority,
Revenue Bonds
5.508%	08/01/37	Aa1	310	362,415
Tompkins County Industrial Development Agency,
Revenue Bonds
5.000%	07/01/37	Aa1	155	169,231

				883,835

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Texas — 0.2%
City of Houston TX,
General Obligation Ltd.
5.000%		03/01/19	Aa2	$80	$98,198
6.290%		03/01/32	Aa2	200	240,454
Texas State Transportation Commission,
Revenue Bonds
5.178%		04/01/30	Aaa	255	296,231

					634,883

Utah — 0.1%
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%		06/15/39	Aa2	265	338,140

Virginia — 0.3%
University of Virginia,
Revenue Bonds
5.000%		09/01/40	Aaa	290	339,741
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.350%		05/15/35	Aa1	30	34,663
Virginia Public Building Authority,
Revenue Bonds
5.900%		08/01/30	Aa1	260	298,132
Virginia Public School Authority,
Revenue Bonds
4.250%		12/15/30	Aa1	385	390,636

					1,063,172

Washington — 0.1%
State of Washington,
General Obligation Unlimited
5.000%		06/01/22	Aa1	40	49,612
5.000%		07/01/22	Aa1	60	74,481
5.000%		06/01/23	Aa1	175	213,698
5.000%		07/01/23	Aa1	50	61,106

					398,897

TOTAL MUNICIPAL BONDS (cost $6,255,750)					6,996,209

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
2.847%	(c)	02/25/34	BB(d)	56	46,158
Series 2004-D, Class 2A2
2.881%	(c)	05/25/34	BBB+(d)	33	27,894
Series 2004-H, Class 2A2
2.760%	(c)	09/25/34	Ba2	40	33,970
Series 2004-I, Class 3A2
3.320%	(c)	10/25/34	A1	20	18,591
Series 2005-J, Class 2A1
3.100%	(c)	11/25/35	Caa2	355	272,519
Series 2005-J, Class 3A1
5.230%	(c)	11/25/35	Caa1	108	93,777
Fannie Mae,
Series 319, Class 2, IO
6.500%		02/01/32(g)	Aaa	12	2,143

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A2, 144A
1.805%	(c)	10/18/54(g)	Aaa	$200	$199,157
Freddie Mac Reference REMIC,
Series R003, Class VA
5.500%		08/15/16	Aaa	375	391,696
Freddie Mac REMICS,
Series 2627, Class IE, IO
4.500%		04/15/18(g)	Aaa	11	490
Government National Mortgage Assoc.,
Series 2010-92, Class PI, IO
4.500%		11/20/37(g)	Aaa	562	76,426
Series 2011-41, Class AI, IO
4.500%		12/20/39(g)	Aaa	709	110,555
Series 2011-88, Class EI, IO
4.500%		11/20/39(g)	Aaa	124	19,123
Holmes Master Issuer PLC (United Kingdom),
Series 2011-3A, Class A2, 144A
1.948%	(c)	10/21/54(g)	Aaa	250	249,406
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.750%	(c)	02/25/40	Aaa	31	31,677
Silverstone Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A, 144A
1.960%	(c)	01/21/55(g)	Aaa	250	249,470
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
4.950%	(c)	09/25/35	BBB(d)	9	7,459
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.840%	(c)	01/25/34	AAA(d)	90	83,642
Series 2005-AR2, Class 2A2
2.740%	(c)	03/25/35	B2	69	57,572

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,103,608)					1,971,725

SOVEREIGN ISSUES — 0.5%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
5.603%		07/20/20(g)	Aa2	100	112,000
Province of Ontario Canada (Canada),
Unsec’d. Notes
1.600%		09/21/16	Aa1	460	458,584
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
11.000%		08/17/40	Baa2	185	244,662
Republic of Peru (Peru),
Sr. Unsec’d. Notes
7.125%		03/30/19	Baa3	215	270,362
Republic of Poland (Poland),
Sr. Unsec’d. Notes
3.875%		07/16/15	A2	125	127,162
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
5.500%		03/09/20	A3	205	229,600
6.500%		06/02/14	A3	100	109,500

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

SOVEREIGN ISSUES (continued)
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
6.375%		01/16/13	Baa1	$270	$282,150

TOTAL SOVEREIGN ISSUES (cost $1,726,713)					1,834,020

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
Federal National Mortgage Assoc., Notes
4.375%		10/15/15		1,000	1,129,989
4.875%		12/15/16(a)		1,975	2,326,293

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,381,698)					3,456,282

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 15.1%
Federal Home Loan Mortgage Corp.
2.475%	(c)	07/01/35		41	42,748
2.951%	(c)	09/01/32		4	4,238
3.500%		11/01/41		1,113	1,144,156
4.000%		10/01/25-10/01/41		2,505	2,632,207
4.500%		11/01/18-09/01/40		3,376	3,584,525
5.000%		10/01/18-08/01/40		2,324	2,501,937
5.139%	(c)	02/01/37		98	102,883
5.500%		03/01/18-01/01/40		1,646	1,788,089
5.930%	(c)	12/01/36		103	111,131
5.974%	(c)	10/01/36		138	149,729
6.000%		10/01/21-08/01/38		266	291,785
6.040%	(c)	01/01/37		36	37,880
6.090%	(c)	10/01/36		193	209,686
6.240%	(c)	08/01/36		110	119,583
6.500%		03/01/32-10/01/34		756	843,571
7.000%		11/01/30		13	14,956
Federal National Mortgage Assoc.
2.470%	(c)	11/01/35		107	113,741
2.490%	(c)	08/01/36		117	124,095
3.500%		12/01/25-12/01/41		392	409,207
4.000%		11/01/25-11/01/41		4,697	4,945,641
4.500%		05/01/19-07/01/41		11,668	12,429,707
5.000%		03/01/18-06/01/41		9,127	9,880,887
5.470%	(c)	01/01/37		11	11,412
5.500%		01/01/17-10/01/38		7,493	8,186,641
5.740%	(c)	08/01/37		68	72,370
5.930%	(c)	12/01/36		85	90,443
6.000%		08/01/22-10/01/38		7,183	7,928,016
6.500%		06/01/14-03/01/36		468	524,628
7.000%		12/01/29-01/01/31		23	26,317
Government National Mortgage Assoc.
3.500%		12/20/41		765	797,632
4.500%		11/20/40		1,024	1,119,013
5.000%		07/15/33-09/15/39		406	451,212
5.500%		11/15/34-01/15/35		252	282,919
6.000%		12/20/37		14	15,478
6.500%		06/15/16-12/20/33		190	209,645
7.000%		03/15/13-12/15/13		8	8,551

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES (continued)
7.500%	09/15/30-06/15/32		$48	$55,593

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $59,490,897)				61,262,252

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds
4.625%	02/15/40		2,965	3,999,044
U.S. Treasury Notes
1.250%	03/15/14		210	214,446
1.750%	08/15/12		4,770	4,818,444
2.125%	08/15/21		3,780	3,876,862
2.250%	05/31/14		525	549,240
2.625%	07/31/14		4,605	4,875,185
2.625%	04/30/16	(k)	8,350	9,034,308
2.750%	02/15/19		565	618,807
3.125%	09/30/13		330	346,461

TOTAL U.S. TREASURY OBLIGATIONS (cost $28,087,494)				28,332,797

WARRANTS*			Units

Venezuela
Republic of Venezuela(g) (cost $0)			1,250	34,531

TOTAL LONG-TERM INVESTMENTS (cost $379,082,914)				387,054,628

			Shares
SHORT-TERM INVESTMENT — 4.8%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $19,652,973; includes $5,287,271 of cash collateral for securities on loan)(b)(w)(Note 4)			19,652,973	19,652,973

TOTAL INVESTMENTS — 100.4% (cost $398,735,887)				406,707,601
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (0.4)%				(1,654,996)

NET ASSETS — 100.0%				$405,052,605

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
IO	Interest Only
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
REMIC	Real Estate Mortgage Investment Conduit
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc

CNY	Chinese Yuan
CSK	Czech Kruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,178,999; cash collateral of $5,287,271 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2011.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Financial futures contracts open at December 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)(1)
Long Position:
12	10 Year Mini Japanese Government Bond	Mar. 2012	2,221,088	2,221,800	$712
Short Positions:
32	5 Year U.S. Treasury Notes	Mar. 2012	3,932,641	3,944,250	(11,609)
126	10 Year U.S. Treasury Notes	Mar. 2012	16,425,537	16,521,750	(96,213)
					(107,822)

					$(107,110)

(1)	Cash of $439,932 and U.S. Treasury Securities with a market value of $129,834 have been segregated to cover requirement for open futures contracts as of December 31, 2011.

Forward foreign currency exchange contracts outstanding at December 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/16/12	Bank of America	AUD	2,506	$2,506,968	$2,548,407	$41,439
Expiring 02/16/12	Bank of New York Mellon	AUD	88	89,000	89,294	294
British Pound,
Expiring 02/16/12	Bank of New York Mellon	GBP	164	257,000	254,413	(2,587)
Expiring 02/16/12	Bank of New York Mellon	GBP	155	241,046	240,459	(587)
Expiring 02/16/12	Citigroup Global Markets	GBP	132	206,000	205,415	(585)
Expiring 02/16/12	Deutsche Bank	GBP	458	715,739	710,495	(5,244)
Expiring 02/16/12	JPMorgan Chase	GBP	1,847	2,914,974	2,866,667	(48,307)
Expiring 02/16/12	JPMorgan Chase	GBP	218	339,000	338,729	(271)
Expiring 02/16/12	JPMorgan Chase	GBP	143	223,784	221,865	(1,919)
Expiring 02/16/12	JPMorgan Chase	GBP	77	119,000	119,482	482
Expiring 02/16/12	JPMorgan Chase	GBP	75	116,000	115,748	(252)
Expiring 02/16/12	JPMorgan Chase	GBP	60	94,000	93,076	(924)
Canadian Dollar,
Expiring 02/16/12	Bank of New York Mellon	CAD	164	161,000	160,850	(150)
Expiring 02/16/12	Bank of New York Mellon	CAD	73	71,000	71,526	526
Expiring 02/16/12	JPMorgan Chase	CAD	105	104,000	103,370	(630)
Expiring 02/16/12	Royal Bank of Canada	CAD	1,724	1,675,831	1,690,747	14,916
Chinese Yuan,
Expiring 06/25/12	Barclays Capital Group	CNY	1,357	216,000	215,082	(918)
Expiring 06/25/12	JPMorgan Chase	CNY	28,553	4,475,000	4,525,122	50,122
Expiring 06/25/12	JPMorgan Chase	CNY	1,983	311,000	314,262	3,262
Expiring 06/25/12	JPMorgan Chase	CNY	1,210	192,000	191,686	(314)
Expiring 06/25/12	JPMorgan Chase	CNY	669	105,000	106,013	1,013
Expiring 09/28/12	Bank of New York Mellon	CNY	1,289	203,000	204,120	1,120
Expiring 09/28/12	Credit Suisse First Boston Corp.	CNY	23,686	3,723,000	3,750,613	27,613
Expiring 09/28/12	Deutsche Bank	CNY	1,418	222,000	224,536	2,536
Czech Koruna,
Expiring 02/16/12	Deutsche Bank	CSK	9,689	509,509	490,729	(18,780)
Danish Krone,
Expiring 02/16/12	Royal Bank of Scotland	DKK	1,092	197,743	190,194	(7,549)
Euro,
Expiring 02/16/12	Bank of New York Mellon	EUR	980	1,322,000	1,268,658	(53,342)
Expiring 02/16/12	Bank of New York Mellon	EUR	114	150,000	148,202	(1,798)
Expiring 02/16/12	Deutsche Bank	EUR	167	218,104	216,827	(1,277)
Expiring 02/16/12	JPMorgan Chase	EUR	1,440	1,872,000	1,863,939	(8,061)
Expiring 02/16/12	JPMorgan Chase	EUR	622	833,000	805,412	(27,588)
Expiring 02/16/12	JPMorgan Chase	EUR	549	740,000	711,396	(28,604)
Expiring 02/16/12	JPMorgan Chase	EUR	495	641,000	641,421	421
Expiring 02/16/12	JPMorgan Chase	EUR	430	558,000	556,345	(1,655)
Expiring 02/16/12	UBS Securities	EUR	1,666	2,222,417	2,156,350	(66,067)

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Hungarian Forint,
Expiring 02/16/12	Goldman Sachs & Co.	HUF	29,080	$123,783	$118,860	$(4,923)
Japanese Yen,
Expiring 02/16/12	Bank of New York Mellon	JPY	135,134	1,744,000	1,757,082	13,082
Expiring 02/16/12	Bank of New York Mellon	JPY	8,010	103,000	104,151	1,151
Expiring 02/16/12	Citigroup Global Markets	JPY	2,246,801	29,252,750	29,214,105	(38,645)
Expiring 02/16/12	Citigroup Global Markets	JPY	44,294	570,000	575,934	5,934
Expiring 02/16/12	JPMorgan Chase	JPY	44,329	569,000	576,392	7,392
Expiring 02/16/12	JPMorgan Chase	JPY	38,908	501,000	505,898	4,898
Expiring 02/16/12	JPMorgan Chase	JPY	25,462	328,000	331,070	3,070
Expiring 02/16/12	JPMorgan Chase	JPY	13,993	182,000	181,946	(54)
New Taiwanese Dollar,
Expiring 02/16/12	Bank of New York Mellon	TWD	44,615	1,480,000	1,474,858	(5,142)
Norwegian Krone,
Expiring 02/16/12	Bank of New York Mellon	NOK	362	61,000	60,355	(645)
Expiring 02/16/12	JPMorgan Chase	NOK	711	118,000	118,753	753
Expiring 02/16/12	State Street Bank	NOK	26,928	4,647,145	4,494,453	(152,692)
Singapore Dollar,
Expiring 02/16/12	Standard Chartered PLC	SGD	1,813	1,402,325	1,397,955	(4,370)
South Korean Won,
Expiring 01/17/12	Bank of New York Mellon	KRW	114,278	103,000	99,063	(3,937)
Expiring 01/17/12	JPMorgan Chase	KRW	4,732,835	3,974,000	4,102,701	128,701
Expiring 01/17/12	JPMorgan Chase	KRW	184,360	159,000	159,815	815
Expiring 01/17/12	JPMorgan Chase	KRW	89,412	79,000	77,508	(1,492)
Swedish Krona,
Expiring 02/16/12	JPMorgan Chase	SEK	12,212	1,794,812	1,770,207	(24,605)
Swiss Franc,
Expiring 02/16/12	JPMorgan Chase	CHF	71	75,000	75,340	340
Expiring 02/16/12	UBS Securities	CHF	2,896	3,160,631	3,085,976	(74,655)

				$78,972,561	$78,693,872	$(278,689)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/16/12	Bank of New York Mellon	AUD	133	$131,000	$135,593	$(4,593)
Expiring 02/16/12	JPMorgan Chase	AUD	300	306,165	305,214	951
Brazilian Real,
Expiring 02/16/12	Credit Suisse First Boston Corp.	BRL	8,849	4,908,000	4,691,582	216,418
British Pound,
Expiring 02/16/12	Bank of New York Mellon	GBP	286	443,000	444,740	(1,740)
Expiring 02/16/12	Bank of New York Mellon	GBP	272	426,000	422,571	3,429
Expiring 02/16/12	Bank of New York Mellon	GBP	168	260,000	260,116	(116)
Expiring 02/16/12	Bank of New York Mellon	GBP	148	233,624	230,287	3,337
Expiring 02/16/12	Bank of New York Mellon	GBP	52	81,000	81,125	(125)
Expiring 02/16/12	JPMorgan Chase	GBP	1,221	1,889,000	1,894,826	(5,826)
Expiring 02/16/12	JPMorgan Chase	GBP	95	148,000	147,019	981
Expiring 02/16/12	Royal Bank of Scotland	GBP	121	191,000	188,061	2,939
Canadian Dollar,
Expiring 02/16/12	Bank of New York Mellon	CAD	269	256,000	263,492	(7,492)
Expiring 02/16/12	Bank of New York Mellon	CAD	204	197,000	200,395	(3,395)
Expiring 02/16/12	Bank of New York Mellon	CAD	90	87,000	88,329	(1,329)
Expiring 02/16/12	JPMorgan Chase	CAD	152	146,000	149,114	(3,114)
Expiring 02/16/12	JPMorgan Chase	CAD	121	119,000	118,933	67
Chinese Yuan,
Expiring 06/25/12	Bank of New York Mellon	CNY	2,330	363,000	369,223	(6,223)
Expiring 06/25/12	JPMorgan Chase	CNY	4,637	724,000	734,920	(10,920)
Expiring 06/25/12	JPMorgan Chase	CNY	1,531	240,000	242,574	(2,574)
Expiring 06/25/12	Standard Chartered PLC	CNY	25,274	3,951,790	4,005,446	(53,656)

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Forward foreign currency exchange contracts outstanding at December 31, 2011 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued),
Expiring 09/28/12	Standard Chartered PLC	CNY	26,393	$4,125,802	$4,179,268	$(53,466)
Czech Koruna,
Expiring 02/16/12	JPMorgan Chase	CSK	1,271	67,000	64,391	2,609
Danish Krone,
Expiring 02/16/12	Bank of New York Mellon	DKK	364	65,000	63,491	1,509
Expiring 02/16/12	Royal Bank of Canada	DKK	795	144,000	138,526	5,474
Euro,
Expiring 02/16/12	Bank of New York Mellon	EUR	1,469	1,947,000	1,901,504	45,496
Expiring 02/16/12	Bank of New York Mellon	EUR	1,200	1,624,000	1,553,097	70,903
Expiring 02/16/12	Bank of New York Mellon	EUR	356	475,000	460,630	14,370
Expiring 02/16/12	Bank of New York Mellon	EUR	234	318,404	302,485	15,919
Expiring 02/16/12	Bank of New York Mellon	EUR	172	230,000	222,864	7,136
Expiring 02/16/12	Deutsche Bank	EUR	1,843	2,493,969	2,386,264	107,705
Expiring 02/16/12	Deutsche Bank	EUR	409	534,117	530,097	4,020
Expiring 02/16/12	Deutsche Bank	EUR	314	415,000	406,729	8,271
Expiring 02/16/12	Deutsche Bank	EUR	197	262,728	254,512	8,216
Expiring 02/16/12	JPMorgan Chase	EUR	141	191,000	182,882	8,118
Expiring 02/16/12	JPMorgan Chase	EUR	102	136,408	131,941	4,467
Expiring 02/16/12	JPMorgan Chase	EUR	40	53,177	51,389	1,788
Expiring 02/16/12	Royal Bank of Scotland	EUR	648	876,000	838,840	37,160
Hungarian Forint,
Expiring 02/16/12	JPMorgan Chase	HUF	29,080	119,379	118,859	520
Japanese Yen,
Expiring 02/16/12	Bank of New York Mellon	JPY	148,215	1,928,000	1,927,170	830
Expiring 02/16/12	Bank of New York Mellon	JPY	145,104	1,871,000	1,886,713	(15,713)
Expiring 02/16/12	Bank of New York Mellon	JPY	28,310	363,000	368,102	(5,102)
Expiring 02/16/12	Bank of New York Mellon	JPY	13,911	180,000	180,882	(882)
Expiring 02/16/12	JPMorgan Chase	JPY	59,521	775,000	773,926	1,074
Expiring 02/16/12	Royal Bank of Scotland	JPY	37,165	484,000	483,244	756
Malaysian Ringgit,
Expiring 03/22/12	JPMorgan Chase	MYR	3,521	1,097,000	1,106,163	(9,163)
Mexican Peso,
Expiring 02/16/12	State Street Bank	MXN	66,137	4,833,522	4,720,025	113,497
New Taiwanese Dollar,
Expiring 02/16/12	JPMorgan Chase	TWD	44,615	1,472,769	1,474,858	(2,089)
Norwegian Krone,
Expiring 02/16/12	Bank of New York Mellon	NOK	504	87,000	84,149	2,851
Expiring 02/16/12	Bank of New York Mellon	NOK	493	83,000	82,331	669
Polish Zloty,
Expiring 02/16/12	Bank of New York Mellon	PLN	210	62,000	60,693	1,307
Expiring 02/16/12	Barclays Capital Group	PLN	1,101	332,694	317,564	15,130
South African Rand,
Expiring 02/16/12	JPMorgan Chase	ZAR	4,856	585,923	596,806	(10,883)
South Korean Won,
Expiring 01/17/12	JPMorgan Chase	KRW	191,944	164,999	166,389	(1,390)
Expiring 01/17/12	JPMorgan Chase	KRW	144,614	128,000	125,361	2,639
Expiring 01/17/12	JPMorgan Chase	KRW	87,932	76,000	76,225	(225)
Expiring 01/17/12	Standard Chartered PLC	KRW	1,171,002	1,028,995	1,015,094	13,901
Swedish Krona,
Expiring 02/16/12	Bank of New York Mellon	SEK	416	60,000	60,347	(347)
Swiss Franc,
Expiring 02/16/12	Bank of New York Mellon	CHF	101	111,000	107,853	3,147
Expiring 02/16/12	Bank of New York Mellon	CHF	71	77,000	76,128	872

				$44,979,465	$44,451,352	$528,113

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Warrants	$—	$—	$34,531
Asset-Backed Securities	—	4,529,013	—
Commercial Mortgage-Backed
Securities	—	8,144,818	—
Corporate Obligations	—	57,593,596	—
Foreign Bonds	—	212,899,385	—
Municipal Bonds	—	6,996,209	—
Residential Mortgage-Backed
Securities	—	1,971,725	—
Sovereign Issues	—	1,834,020	—
U.S. Government Agency Obligations	—	3,456,282	—
U.S. Government Mortgage-Backed Securities	—	61,262,252	—
U. S. Treasury Obligations	—	28,332,797	—
Affiliated Money Market Mutual Fund	19,652,973	—	—
Other Financial Instruments*
Futures	—	(107,110)	—
Foreign Forward Currency Contracts	—	249,424	—

Total	$19,652,973	$387,162,411	$34,531

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Foreign Bonds	52.6%
U.S. Government Mortgage-Backed Securities	15.1
U.S. Treasury Obligations	7.0
Affiliated Money Market Mutual Fund (1.3% represents investments purchased with collateral from securities on loan)	4.8
Financial Services	2.9
Commercial Mortgage-Backed Securities	2.0
Municipal Bonds	1.7
Oil & Gas	1.5
Asset-Backed Securities	1.1
Financial – Bank & Trust	1.0
Telecommunications	0.9
U.S. Government Agency Obligations	0.9
Utilities	0.8
Media	0.7
Metals & Mining	0.6
Insurance	0.5
Pipelines	0.5
Residential Mortgage-Backed Securities	0.5
Sovereign Issues	0.5
Healthcare Services	0.4
Entertainment & Leisure	0.4
Real Estate Investment Trusts	0.3
Electric	0.3

Food	0.3%
Advertising	0.2
Retail & Merchandising	0.2
Computer Services & Software	0.2
Transportation	0.2
Airlines	0.2
Pharmaceuticals	0.2
Farming & Agriculture	0.2
Aerospace & Defense	0.2
Chemicals	0.2
Tobacco	0.1
Biotechnology	0.1
Apparel	0.1
Manufacturing	0.1
Real Estate	0.1
Holding Companies – Diversified	0.1
Electronic Components & Equipment	0.1
Environmental Control	0.1
Beverages	0.1
Office Equipment	0.1
Semiconductors	0.1
Paper & Forest Products	0.1
Containers & Packaging	0.1

100.4
Liabilities in excess of other assets	(0.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$712	*	Due to broker-variation margin	$107,882	*
	Unrealized appreciation on foreign			Unrealized depreciation on foreign
Foreign exchange contracts	currency forward contracts	1,038,356		currency forward contracts	788,932
Equity contracts	Unaffiliated investments	34,531		—	—

Total		$1,073,599			$896,814

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(4,541,960)	$—	$(4,541,960)
Foreign exchange contracts	—	2,374,717	2,374,717

Total	$(4,541,960)	$2,374,717	$(2,167,243)

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$(421,997)	$—	$(421,997)
Foreign exchange contracts	—	—	(173,494)	(173,494)
Equity contracts	1,406	—	—	1,406

Total	$1,406	$(421,997)	$(173,494)	$(594,085)

For the year ended December 31, 2011, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$1,990,101	$31,129,767	$115,781,288	$68,015,282

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $5,178,999:
Unaffiliated investments (cost $379,082,914)	$387,054,628
Affiliated investments (cost $19,652,973)	19,652,973
Cash	398
Foreign currency, at value (cost $1,195,026)	1,186,820
Deposit with broker.	439,832
Receivable for fund share sold	5,710,481
Dividends and interest receivable	4,835,265
Unrealized appreciation on foreign currency forward contracts.	1,038,356
Tax reclaim receivable	29,511
Prepaid expenses	5,347

Total Assets	419,953,611

LIABILITIES:
Payable for investments purchased	8,537,498
Payable to broker for collateral for securities on loan	5,287,271
Unrealized depreciation on foreign currency forward contracts.	788,932
Accrued expenses and other liabilities	105,107
Advisory fees payable	99,872
Due to broker-variation margin.	40,678
Payable for fund share repurchased.	37,003
Shareholder servicing fees payable	4,137
Affiliated transfer agent fee payable	508

Total Liabilities	14,901,006

NET ASSETS	$405,052,605

Net assets were comprised of:
Paid-in capital	$383,296,110
Retained earnings.	21,756,495

Net assets, December 31, 2011	$405,052,605

Net asset value and redemption price per share, $405,052,605 / 36,460,117 outstanding shares of beneficial interest	$11.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated interest income	$15,291,855
Affiliated dividend income	21,350
Affiliated income from securities lending, net	15,181

15,328,386

EXPENSES
Advisory fees	3,413,454
Shareholder servicing fees and expenses	426,682
Custodian and accounting fees	250,000
Audit fees	36,000
Trustees’ fees	14,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Shareholders’ reports	9,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	5,000
Loan interest expense (Note 7)	224
Miscellaneous	8,451

Total expenses.	4,187,811
Less: advisory fee waivers and/or expense reimbursement.	(103,512)
Less: shareholder servicing fee waiver.	(12,558)

Net expenses.	4,071,741

NET INVESTMENT INCOME	11,256,645

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	6,943,609
Futures transactions	(4,541,960)
Foreign currency transactions	5,432,086

7,833,735

Net change in unrealized appreciation (depreciation) on:
Investments	(1,357,713)
Futures	(421,997)
Foreign currencies	(376,808)

(2,156,518)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	5,677,217

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,933,862

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,256,645	$11,288,926
Net realized gain on investment and foreign currency transactions	7,833,735	3,156,262
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,156,518)	5,439,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,933,862	19,885,043

DISTRIBUTIONS	(14,451,442)	(12,420,025)

FUND SHARE TRANSACTIONS:
Fund share sold [14,580,439 and 13,782,254 shares, respectively]	163,528,458	150,343,544
Fund share issued in reinvestment of distributions [1,298,422 and 1,217,650 shares, respectively]	14,451,442	12,420,025
Fund share repurchased [17,640,845 and 15,002,779 shares, respectively]	(196,911,839)	(162,267,230)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(18,931,939)	496,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,449,519)	7,961,357
NET ASSETS:
Beginning of year	421,502,124	413,540,767

End of year	$405,052,605	$421,502,124

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 99.2%	Shares	Value (Note 2)

Aerospace & Defense — 3.5%
Boeing Co. (The)	659,600	$48,381,660
United Technologies Corp.	277,300	20,267,857

		68,649,517

Apparel — 0.4%
Ralph Lauren Corp.	62,100	8,574,768

Biotechnology — 4.4%
Alexion Pharmaceuticals, Inc.*	143,780	10,280,270
Biogen Idec, Inc.*	182,300	20,062,115
Celgene Corp.*	532,908	36,024,581
Gilead Sciences, Inc.*	364,700	14,927,171
Human Genome Sciences, Inc.*(a)	711,100	5,255,029

		86,549,166

Business Services — 2.7%
MasterCard, Inc. (Class A Stock)	142,800	53,238,696

Chemicals — 2.3%
Praxair, Inc.	427,500	45,699,750

Commercial Services & Supplies — 2.5%
McKesson Corp.	627,000	48,849,570

Communication Equipment — 5.7%
Juniper Networks, Inc.*(a)	2,781,200	56,764,292
QUALCOMM, Inc.	1,020,600	55,826,820

		112,591,112

Computer Hardware — 11.0%
Apple, Inc.*	401,500	162,607,500
EMC Corp.*	1,503,500	32,385,390
NetApp, Inc.*(a)	615,200	22,313,304

		217,306,194

Computer Services & Software — 6.3%
Akamai Technologies, Inc.*	133,800	4,319,064
Autodesk, Inc.*	474,300	14,385,519
Informatica Corp.*	384,800	14,210,664
Nuance Communications, Inc.*(a)	1,010,760	25,430,721
Red Hat, Inc.*	475,600	19,637,524
salesforce.com, Inc.*(a)	170,600	17,309,076
SanDisk Corp.*	577,600	28,423,696

		123,716,264

Distribution/Wholesale — 1.6%
Fastenal Co.(a)	387,200	16,885,792
Fossil, Inc.*	173,100	13,737,216

		30,623,008

Financial Services — 1.6%
Franklin Resources, Inc.	317,600	30,508,656

Food — 0.7%
Whole Foods Market, Inc.	186,900	13,004,502

Healthcare Products — 1.6%
Baxter International, Inc.	347,400	17,189,352
DENTSPLY International, Inc.	393,200	13,758,068

		30,947,420

Healthcare Services — 1.5%
UnitedHealth Group, Inc.	594,700	30,139,396

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure — 6.3%
Carnival Corp. (Panama)	1,031,800	$33,677,952
Chipotle Mexican Grill, Inc.*(a)	67,900	22,932,546
Las Vegas Sands Corp.*	721,100	30,812,603
Starwood Hotels & Resorts Worldwide, Inc.	767,600	36,821,772

		124,244,873

Internet & Catalog Retail — 1.2%
Liberty Media Holding Corp.—Interactive (Class A Stock)*	1,463,000	23,722,545

Internet Services — 16.2%
Amazon.com, Inc.*	383,547	66,391,986
Baidu, Inc. (Cayman Islands), ADR*	371,000	43,210,370
eBay, Inc.*	613,000	18,592,290
Google, Inc. (Class A Stock)*	161,160	104,093,244
Groupon, Inc.*(a)	552,100	11,389,823
LinkedIn Corp. (Class A Stock)*(a)	99,900	6,294,699
NetFlix, Inc.*(a)	87,600	6,069,804
priceline.com, Inc.*	123,800	57,902,498
Zynga, Inc. (Class A Stock)*(a)	418,600	3,939,026

		317,883,740

Medical Supplies & Equipment — 1.8%
Edwards Lifesciences Corp.*	225,500	15,942,850
Stryker Corp.	401,400	19,953,594

		35,896,444

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	219,600	36,187,884

Metals & Mining — 1.4%
Peabody Energy Corp.	854,200	28,282,562

Miscellaneous Manufacturing — 0.5%
Pall Corp.(a)	154,900	8,852,535

Oil, Gas & Consumable Fuels — 6.7%
Cimarex Energy Co.	398,500	24,667,150
EOG Resources, Inc.	329,600	32,468,896
FMC Technologies, Inc.*(a)	238,529	12,458,370
Range Resources Corp.	334,300	20,706,542
Schlumberger Ltd. (Netherlands)	615,000	42,010,650

		132,311,608

Pharmaceuticals — 1.9%
Express Scripts, Inc.*(a)	547,600	24,472,244
Valeant Pharmaceuticals International, Inc. (Canada)*	291,400	13,605,466

		38,077,710

Retail & Merchandising — 5.3%
Danaher Corp.	1,324,300	62,295,072
Starbucks Corp.	917,000	42,191,170

		104,486,242

Semiconductors — 1.2%
Altera Corp.	154,300	5,724,530
Atmel Corp.*	2,210,200	17,902,620

		23,627,150

Semiconductors & Semiconductor Equipment — 2.4%
ASML Holding NV (Netherlands)(a)	308,000	12,871,320
Broadcom Corp. (Class A Stock)*	1,166,100	34,236,696

		47,108,016

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications — 2.6%
Crown Castle International Corp.*	1,161,155	$52,019,744

Transportation — 4.1%
Union Pacific Corp	419,500	44,441,830
United Parcel Service, Inc. (Class B Stock)	481,200	35,219,028

		79,660,858

TOTAL COMMON STOCKS (cost $1,931,772,057)		1,952,759,930

PREFERRED STOCK — 0.1%
Internet Services Living Social, (PRFC)*(g) (cost $1,352,010)	175,814	1,352,010

TOTAL LONG-TERM INVESTMENTS (cost $1,933,124,067)		1,954,111,940

SHORT-TERM INVESTMENT — 9.6%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $189,450,464; includes $150,624,152 of cash collateral for securities on loan)(b)(w)(Note 4)	189,450,464	189,450,464

TOTAL INVESTMENTS — 108.9% (cost $2,122,574,531)		2,143,562,404
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.9)%		(175,670,808)

NET ASSETS — 100.0%		$1,967,891,596

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending $150,624,152 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,952,759,930	$—	$—
Preferred Stock	1,352,010	—	—
Affiliated Money Market Mutual Fund	189,450,464	—	—

Total	$2,143,562,404	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Internet Services	16.3%
Computer Hardware	11.0
Affiliated Money Market Mutual Fund (7.7% represents investments purchased with collateral from securities on loan)	9.6
Oil, Gas & Consumable Fuels	6.7
Hotels, Restaurants & Leisure	6.3
Computer Services & Software	6.3
Communication Equipment	5.7
Retail & Merchandising	5.3
Biotechnology	4.4
Transportation	4.1
Aerospace & Defense	3.5
Business Services	2.7
Telecommunications	2.6
Commercial Services & Supplies	2.5

Semiconductors & Semiconductor Equipment	2.4%
Chemicals	2.3
Pharmaceuticals	1.9
Metal Fabricate/Hardware	1.8
Medical Supplies & Equipment	1.8
Healthcare Products	1.6
Distribution/Wholesale	1.6
Financial Services	1.6
Healthcare Services	1.5
Metals & Mining	1.4
Internet & Catalog Retail	1.2
Semiconductors	1.2
Food	0.7
Miscellaneous Manufacturing	0.5
Apparel	0.4

108.9
Liabilities in excess of other assets	(8.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $145,585,175:
Unaffiliated investments (cost $1,933,124,067)	$1,954,111,940
Affiliated investments (cost $189,450,464)	189,450,464
Receivable for investments sold	3,678,226
Receivable for fund share sold	2,757,038
Dividends receivable	1,217,218
Prepaid expenses	12,112

Total Assets	2,151,226,998

LIABILITIES:
Payable to broker for collateral for securities on loan	150,624,152
Payable for investments purchased	31,923,248
Advisory fees payable	646,620
Accrued expenses and other liabilities	98,849
Payable for fund share repurchased	25,891
Shareholder servicing fees payable	14,841
Deferred trustees’ fees	1,293
Affiliated transfer agent fee payable	508

Total Liabilities	183,335,402

NET ASSETS	$1,967,891,596
Net assets were comprised of:
Paid-in capital	$2,180,512,718
Retained earnings	(212,621,122)

Net assets, December 31, 2011	$1,967,891,596

Net asset value and redemption price per share, $1,967,891,596 / 161,714,648 outstanding shares of beneficial interest	$12.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $18,194 foreign withholding tax)	$12,350,672
Affiliated income from securities lending, net	630,066
Affiliated dividend income	53,471

13,034,209

EXPENSES
Advisory fees	14,624,796
Shareholder servicing fees and expenses	1,661,741
Custodian and accounting fees	225,000
Trustees’ fees	26,000
Audit fees	19,000
Insurance expenses	15,000
Commitment fee on syndicated credit agreement	12,000
Legal fees and expenses	11,000
Loan interest expense (Note 7)	9,044
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Miscellaneous	16,346

Total expenses	16,637,927
Less: shareholder servicing fee waiver	(375,189)

Net expenses	16,262,738

NET INVESTMENT LOSS	(3,228,529)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	153,065,432
Net change in unrealized appreciation (depreciation) on investments	(256,334,351)

NET LOSS ON INVESTMENTS	(103,268,919)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(106,497,448)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(3,228,529)	$(2,418,897)
Net realized gain on investment transactions	153,065,432	105,189,007
Net change in unrealized appreciation (depreciation) on investments	(256,334,351)	105,709,113

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(106,497,448)	208,479,223

FUND SHARE TRANSACTIONS:
Fund share sold [113,324,007 and 70,617,639 shares, respectively]	1,424,723,778	756,145,729
Fund share repurchased [77,446,260 and 29,030,957 shares, respectively]	(907,927,618)	(307,426,830)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	516,796,160	448,718,899

TOTAL INCREASE IN NET ASSETS	410,298,712	657,198,122
NET ASSETS:
Beginning of year	1,557,592,884	900,394,762

End of year	$1,967,891,596	$1,557,592,884

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 97.5%	Shares	Value (Note 2)

Agriculture — 0.2%
Archer-Daniels-Midland Co.	33,800	$966,680

Chemicals — 6.6%
Air Products & Chemicals, Inc.	79,700	6,789,643
LyondellBasell Industries NV (Netherlands) (Class A Stock)	71,000	2,306,790
Monsanto Co.	5,600	392,392
Mosaic Co. (The)	42,200	2,128,146
Potash Corp. of Saskatchewan, Inc. (Canada)	336,800	13,903,104
Praxair, Inc.	105,100	11,235,190
Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	62,100	3,344,085

		40,099,350

Commercial Services — 0.3%
Total SA (France), ADR(a)	38,154	1,950,051

Construction — 4.3%
Fluor Corp.	103,500	5,200,875
Foster Wheeler AG (Switzerland)*	252,860	4,839,740
Louisiana-Pacific Corp.*(a)	318,200	2,567,874
McDermott International, Inc. (Panama)*	463,300	5,332,583
Multiplan Empreendimentos Imobiliarios SA (Brazil)	69,100	1,417,749
Technip SA (France)	75,025	7,051,466

		26,410,287

Electric — 1.1%
MDU Resources Group, Inc.	304,100	6,525,986

Energy Services — 3.2%
Calpine Corp.*	559,000	9,128,470
Peabody Energy Corp.	311,800	10,323,698

		19,452,168

Exploration & Production — 4.7%
Devon Energy Corp.	32,814	2,034,468
Murphy Oil Corp.	211,700	11,800,158
Nexen, Inc. (Canada)	263,700	4,195,467
Royal Dutch Shell PLC (United Kingdom), ADR(a)	149,275	10,910,510

		28,940,603

Integrated Petroleum — 5.9%
Baker Hughes, Inc.	184,453	8,971,794
Chevron Corp.	147,256	15,668,038
Exxon Mobil Corp.	130,408	11,053,382

		35,693,214

Machinery & Equipment — 2.8%
Babcock & Wilcox Co. (The)*	266,700	6,438,138
Joy Global, Inc.	141,799	10,630,671

		17,068,809

Metals & Mining — 16.6%
Agnico-Eagle Mines Ltd. (Canada)	91,500	3,323,280
Anglo American PLC (United Kingdom)	119,080	4,399,480
Arch Coal, Inc.	576,300	8,362,113
BHP Billiton Ltd. (Australia)	282,986	9,962,441
Compass Minerals International, Inc.	27,800	1,914,030
Eastern Platinum Ltd. (Canada)*	4,024,400	2,133,179

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Eldorado Gold Corp. (Canada)(a)	546,400	$7,491,144
Franco-Nevada Corp. (Canada)	118,800	4,522,272
Freeport-McMoRan Copper & Gold, Inc.	285,606	10,507,445
Fresnillo PLC (United Kingdom)	129,707	3,075,888
HudBay Minerals, Inc. (Canada)	404,400	3,991,428
IAMGOLD Corp. (Canada)	209,038	3,313,252
Osisko Mining Corp. (Canada)*	378,800	3,658,790
Petra Diamonds Ltd. (Bermuda)*	1,601,635	2,860,418
Rio Tinto Ltd. (Australia)	47,993	2,959,955
Tenaris SA (Luxembourg), ADR	128,900	4,792,502
Vale SA (Brazil), ADR	364,700	7,822,815
Vulcan Materials Co.(a)	166,900	6,567,515
Walter Energy, Inc.	52,400	3,173,344
Whitehaven Coal Ltd. (Australia)	631,983	3,419,409
Xstrata PLC (United Kingdom)	204,056	3,099,248

		101,349,948

Oil & Gas — 35.6%
Bill Barrett Corp.*	48,600	1,655,802
Cabot Oil & Gas Corp.	23,200	1,760,880
Cairn Energy PLC (United Kingdom)*	474,382	1,954,490
Cameron International Corp.*	361,200	17,767,428
Cimarex Energy Co.	80,894	5,007,339
Cobalt International Energy, Inc.*	277,200	4,302,144
Concho Resources, Inc.*	63,000	5,906,250
Diamond Offshore Drilling, Inc.(a)	138,400	7,647,984
El Paso Corp.	228,900	6,081,873
ENI SpA (Italy)	391,931	8,121,161
Ensco PLC (United Kingdom), ADR	148,300	6,958,236
Gazprom OAO (Russia), ADR	617,975	6,587,614
Goodrich Petroleum Corp.*(a)	157,200	2,158,356
Halliburton Co.	205,300	7,084,903
Hess Corp.	103,100	5,856,080
Kosmos Energy LLC (Bermuda)*	244,700	3,000,022
Laredo Petroleum Holdings, Inc.	30,200	673,460
Marathon Petroleum Corp.	66,000	2,197,140
National Oilwell Varco, Inc.	31,402	2,135,022
Noble Corp. (Switzerland)*	249,400	7,536,868
Ophir Energy PLC (United Kingdom)*	538,089	2,413,345
Pacific Rubiales Energy Corp. (Canada)	191,800	3,526,296
Petroleo Brasileiro SA (Brazil), ADR(a)	333,000	7,822,170
Petrominerales Ltd. (Canada)	189,100	3,073,861
QEP Resources, Inc.	200,100	5,862,930
QGEP Participacoes SA (Brazil)	70,400	622,758
Quicksilver Resources, Inc.*(a)	318,400	2,136,464
Range Resources Corp.	127,500	7,897,350
Schlumberger Ltd. (Netherlands)	406,825	27,790,216
Southwestern Energy Co.*	286,100	9,138,034
Spectra Energy Corp.	209,700	6,448,275
Subsea 7 SA (Luxembourg)*	244,940	4,545,899
Suncor Energy, Inc. (Canada)	206,000	5,938,980
Trican Well Service Ltd. (Canada)	328,600	5,660,790
Tullow Oil PLC (United Kingdom)	404,418	8,805,349
Ultra Petroleum Corp. (Canada)*	148,100	4,388,203
Williams Cos., Inc. (The)	194,500	6,422,390

		216,886,362

Paper & Forest Products — 1.6%
International Paper Co.(a)	117,100	3,466,160

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)			Shares	Value (Note 2)

Paper & Forest Products (continued)
Weyerhaeuser Co.			323,251	$6,035,096

				9,501,256

Petroleum Exploration & Production — 9.3%
BG Group PLC (United Kingdom)			582,198	12,445,576
Canadian Natural Resources Ltd. (Canada) .			334,500	12,500,265
EOG Resources, Inc.			114,200	11,249,842
FMC Technologies, Inc.*			289,900	15,141,477
Newfield Exploration Co.*			133,100	5,021,863

				56,359,023

Real Estate — 0.1%
Hang Lung Properties Ltd. (Hong Kong)			199,000	566,258

Real Estate Investment Trusts — 0.5%
Boston Properties, Inc.(a)			8,300	826,680
Camden Property Trust			14,900	927,376
Federal Realty Investment Trust			7,800	707,850
Simon Property Group, Inc.			6,563	846,233

				3,308,139

Semiconductors — 0.4%
First Solar, Inc.*(a)			74,600	2,518,496

Telecommunications — 1.8%
Quanta Services, Inc.*			496,196	10,688,062

Transportation — 0.2%
Kansas City Southern*			22,500	1,530,225

Utilities — 2.3%
AES Corp. (The)*			509,300	6,030,112
Exelon Corp.(a)			91,900	3,985,703
GenOn Energy, Inc.*			1,451,400	3,788,154

				13,803,969

TOTAL COMMON STOCKS (cost $637,833,563)				593,618,886

Interest Rate	Maturity Date	Moody’s Rating† (Unaudited)	Principal Amount (000)#
CONVERTIBLE BOND — 0.4%
Metals & Mining
United States Steel Corp., Sr. Unsec’d. Notes (cost $2,492,428)
4.000%	05/15/14	Ba2	$2,350	2,599,688

TOTAL LONG-TERM INVESTMENTS (cost $640,325,991)				596,218,574

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS — 9.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $58,914,841; includes $41,258,691 of cash collateral received for securities on loan)(b)(w)(Note 4)	58,914,841	$58,914,841

TOTAL INVESTMENTS — 107.6% (cost $699,240,832)		655,133,415
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.6)%		(46,197,356)

NET ASSETS — 100.0%		$608,936,059

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2011. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $40,190,207; cash collateral of $41,258,691 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$593,618,886	$—	$—
Convertible Bond	—	2,599,688	—
Affiliated Money Market Mutual Fund	58,914,841	—	—

Total	$652,533,727	$2,599,688	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Oil & Gas	35.6%
Metals & Mining	17.0
Affiliated Money Market Mutual Fund (6.8% represents investments purchased with collateral from securities on loan)	9.7
Petroleum Exploration & Production	9.3
Chemicals	6.6
Integrated Petroleum	5.9
Exploration & Production	4.7
Construction	4.3
Energy Services	3.2
Machinery & Equipment	2.8

Utilities	2.3%
Telecommunications	1.8
Paper & Forest Products	1.6
Electric	1.1
Real Estate Investment Trusts	0.5
Semiconductors	0.4
Commercial Services	0.3
Transportation	0.2
Agriculture	0.2
Real Estate	0.1

107.6
Liabilities in excess of other assets	(7.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2011, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$9,114

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(8,576)

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $40,190,207:
Unaffiliated investments (cost $640,325,991)	$596,218,574
Affiliated investments (cost $58,914,841)	58,914,841
Foreign currency, at value (cost $52,569)	52,944
Receivable for fund share sold	1,516,621
Dividends and interest receivable	399,974
Tax reclaim receivable	174,756
Prepaid expenses	7,396

Total Assets	657,285,106

LIABILITIES:
Payable to broker for collateral for securities on loan	41,258,691
Payable for investments purchased	6,603,173
Advisory fees payable	270,786
Accrued expenses and other liabilities	99,886
Payable to custodian	85,245
Payable for fund share repurchased	24,927
Shareholder servicing fees payable	5,831
Affiliated transfer agent fee payable	508

Total Liabilities	48,349,047

NET ASSETS.	$608,936,059

Net assets were comprised of:
Paid-in capital	$724,758,810
Retained earnings	(115,822,751)

Net assets, December 31, 2011	$608,936,059

Net asset value and redemption price per share, $608,936,059 / 31,869,362 outstanding shares of beneficial interest	$19.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $742,087 foreign withholding tax)	$11,594,788
Affiliated income from securities lending, net	434,706
Affiliated dividend income	62,147
Unaffiliated interest income	25,137

12,116,778

EXPENSES
Advisory fees	7,963,411
Shareholder servicing fees and expenses	884,823
Custodian and accounting fees	235,000
Audit fees	23,000
Trustees’ fees	19,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	10,000
Insurance expenses	8,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	855
Miscellaneous	11,676

Total expenses	9,180,765
Less: shareholder servicing fee waiver	(98,420)

Net expenses	9,082,345

NET INVESTMENT INCOME	3,034,433

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	49,399,812
Foreign currency transactions	(18,234)

49,381,578

Net change in unrealized appreciation (depreciation) on:
Investments	(214,162,472)
Foreign currencies	4,573

(214,157,899)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(164,776,321)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(161,741,888)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,034,433	$4,806,798
Net realized gain (loss) on investment and foreign currency transactions	49,381,578	(66,662,193)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(214,157,899)	210,501,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(161,741,888)	148,646,123

DISTRIBUTIONS	(4,803,043)	(3,229,525)

FUND SHARE TRANSACTIONS:
Fund share sold [21,861,220 and 19,520,045 shares, respectively]	466,607,179	371,178,211
Fund share issued in reinvestment of distributions [216,353 and 186,570 shares, respectively]	4,803,043	3,229,525
Fund share repurchased [33,985,491 and 10,558,621 shares, respectively]	(684,298,337)	(183,944,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(212,888,115)	190,463,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	(379,433,046)	335,880,150
NET ASSETS:
Beginning of year	988,369,105	652,488,955

End of year	$608,936,059	$988,369,105

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2011

LONG-TERM INVESTMENTS — 93.6%
	Shares	Value (Note 2)

COMMON STOCKS — 86.8%
Advertising — 1.0%
Airmedia Group, Inc. (Cayman Islands), ADR*	65,700	$238,491
Focus Media Holding Ltd. (Cayman Islands), ADR*(a)	20,700	403,443
Omnicom Group, Inc.(a)	98,268	4,380,787
Publicis Groupe SA (France)	13,162	605,505

		5,628,226

Aerospace & Defense — 2.5%
BAE Systems PLC (United Kingdom)	145,313	643,383
Boeing Co. (The)	12,210	895,604
General Dynamics Corp.	67,626	4,491,043
Lockheed Martin Corp.(a)	44,052	3,563,807
Northrop Grumman Corp.	53,727	3,141,955
Rolls-Royce Holdings PLC (United Kingdom)*	21,359	247,616
Zodiac Aerospace (France)	5,434	460,517

		13,443,925

Agriculture — 0.8%
Philip Morris International, Inc.	58,461	4,588,019

Apparel — 0.7%
Burberry Group PLC (United Kingdom)	37,310	686,612
Coach, Inc.	27,550	1,681,652
Deckers Outdoor Corp.*	7,010	529,746
Hanesbrands, Inc.*	21,300	465,618
Skechers USA, Inc. (Class A Stock)*	22,000	266,640

		3,630,268

Auto Parts & Equipment — 0.3%
Continental AG (Germany)*	5,899	367,194
Johnson Controls, Inc.	17,710	553,615
Stanley Electric Co. Ltd. (Japan)	12,800	188,084
WABCO Holdings, Inc.*	11,790	511,686

		1,620,579

Automobile Manufacturers — 0.9%
Daimler AG (Germany)	23,572	1,034,831
Dongfeng Motor Group Co. Ltd. (China)
(Class H Stock)	534,199	916,171
General Motors Co.*	32,830	665,464
Navistar International Corp.*	11,340	429,559
PACCAR, Inc.(a)	50,005	1,873,687

		4,919,712

Banks — 6.2%
Banco Santander Brasil SA (Brazil), ADS	88,200	717,948
Bank of Ireland (Ireland)*	1,296,958	137,644
Citigroup, Inc.	10,360	272,572
Credit Suisse Group AG (Switzerland)*	36,180	850,093
Cullen/Frost Bankers, Inc.	33,415	1,767,988
EFG International AG (Switzerland)*	69,050	522,672
First Midwest Bancorp, Inc.	53,800	544,994
First Republic Bank*	26,360	806,880
Goldman Sachs Group, Inc. (The) (a)	18,240	1,649,443
Hancock Holding Co.	14,050	449,178
Huntington Bancshares, Inc.	51,100	280,539
International Bancshares Corp.	45,730	838,460
JPMorgan Chase & Co.	106,392	3,537,534

COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks (continued)
M&T Bank Corp.(a)	27,535	$2,102,022
MB Financial, Inc.	23,540	402,534
Mitsubishi UFJ Financial Group, Inc. (Japan)	58,500	248,532
PNC Financial Services Group, Inc.	78,059	4,501,663
Royal Bank of Scotland Group PLC (United Kingdom)*	987,952	309,617
Standard Chartered PLC (United Kingdom)	26,934	589,359
SunTrust Banks, Inc.	11,400	201,780
U.S. Bancorp	93,728	2,535,342
UBS AG (Switzerland), (NYSE)*	49,480	585,348
UBS AG (Switzerland), (SIX)*	59,200	704,627
Webster Financial Corp.	36,210	738,322
Wells Fargo & Co.	313,559	8,641,686
Westamerica Bancorporation	5,500	241,450

		34,178,227

Beverages — 2.0%
C&C Group PLC (Ireland)	68,440	252,448
Coca-Cola Co. (The)	8,866	620,354
Green Mountain Coffee Roasters, Inc.*(a)	11,080	496,938
Grupo Modelo SAB de CV (Mexico) (Class C Stock)	83,026	523,572
Molson Coors Brewing Co. (Class B Stock)	40,740	1,773,820
PepsiCo, Inc.	113,524	7,532,317

		11,199,449

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	5,190	371,085
Amgen, Inc.	43,985	2,824,277
Amylin Pharmaceuticals, Inc.*	9,600	109,248
Biogen Idec, Inc.*	10,910	1,200,646
Celgene Corp.*	19,180	1,296,568
Charles River Laboratories International, Inc.*	33,100	904,623
Gilead Sciences, Inc.*	34,905	1,428,662
Life Technologies Corp.*	14,090	548,242
Vertex Pharmaceuticals, Inc.*	20,535	681,967

		9,365,318

Building Materials — 0.6%
CRH PLC (Ireland)	28,991	576,290
HeidelbergCement AG (Germany)	9,459	401,424
Kingspan Group PLC (Ireland)*	12,887	106,078
Lennox International, Inc.	51,135	1,725,806
Masco Corp.	49,800	521,904

		3,331,502

Chemicals — 1.9%
BASF SE (Germany)	11,490	801,393
Dow Chemical Co. (The)	104,280	2,999,093
Huabao International Holdings Ltd. (Bermuda)	1,148,000	586,815
JSR Corp. (Japan)	32,328	596,411
Mosaic Co. (The)	20,010	1,009,104
Petronas Chemicals Group Bhd (Malaysia)	182,578	357,093
Praxair, Inc.(a)	16,842	1,800,410
Sherwin-Williams Co. (The)	16,305	1,455,547
TSRC Corp. (Taiwan)	270,720	664,305

		10,270,171

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO) (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Coal — 0.2%
Bumi PLC (United Kingdom)*	14,439	$197,328
CONSOL Energy, Inc.	11,250	412,875
Peabody Energy Corp.	8,490	281,104
Walter Energy, Inc.	5,398	326,903

		1,218,210

Commercial Services — 2.9%
Arbitron, Inc.	25,920	891,907
Automatic Data Processing, Inc.	58,061	3,135,875
Benesse Holdings, Inc. (Japan)	7,300	353,287
Edenred (France)	17,554	432,119
ITT Educational Services, Inc.*(a)	2,033	115,657
Localiza Rent a Car SA (Brazil)	31,500	432,328
MAXIMUS, Inc.	22,760	941,126
Monro Muffler Brake, Inc.	2,045	79,326
New Oriental Education & Technology Group, Inc. (Cayman Islands), ADR*	13,366	321,452
QinetiQ Group PLC (United Kingdom)	238,273	490,667
SEI Investments Co.	102,345	1,775,686
Towers Watson & Co. (Class A Stock)	7,750	464,458
Weight Watchers International, Inc.	5,664	311,577
Western Union Co. (The)	328,002	5,989,317

		15,734,782

Computers — 3.6%
Apple, Inc.*	19,977	8,090,685
Cadence Design Systems, Inc.*(a)	76,300	793,520
Cognizant Technology Solutions Corp. (Class A Stock)*	10,470	673,326
Dell, Inc.*	54,614	799,003
Diebold, Inc.	21,040	632,673
EMC Corp.*(a)	151,267	3,258,291
Fujitsu Ltd. (Japan)	45,285	235,338
Hewlett-Packard Co.	19,500	502,320
International Business Machines Corp.	9,899	1,820,228
Lenovo Group Ltd. (Hong Kong)	702,965	468,848
MICROS Systems, Inc.*	6,000	279,480
MTS Systems Corp.	16,100	656,075
NetApp, Inc.*(a)	15,259	553,444
Riverbed Technology, Inc.*	13,573	318,966
SanDisk Corp.*	5,574	274,297
Teradata Corp.*	9,100	441,441

		19,797,935

Containers & Packaging — 0.2%
Graphic Packaging Holding Co.*	77,245	329,064
Greif, Inc. (Class A Stock)	7,440	338,892
Silgan Holdings, Inc.	16,155	624,229

		1,292,185

Cosmetics/Personal Care — 0.1%
Pola Orbis Holdings, Inc. (Japan)	10,700	289,152

Distribution/Wholesale — 0.3%
Mitsui & Co. Ltd. (Japan)	28,700	446,328
United Stationers, Inc.	30,740	1,000,894

		1,447,222

Diversified Financial Services — 1.6%
BlackRock, Inc.	28,671	5,110,319
CETIP SA - Balcao Organizado de Ativos e
Derivativos (Brazil)	22,149	320,019

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
CITIC Securities Co. Ltd. (China) (Class H Stock)*	234,690	$386,184
Greenhill & Co., Inc.(a)	25,400	923,798
Hana Financial Group, Inc. (South Korea)	15,090	465,668
Invesco Ltd. (Bermuda)	24,385	489,895
T. Rowe Price Group, Inc.(a)	18,550	1,056,422

		8,752,305

Diversified Machinery — 0.5%
Albany International Corp. (Class A Stock)	34,710	802,495
Flowserve Corp.	6,860	681,335
IDEX Corp.	21,975	815,492
Zebra Technologies Corp. (Class A Stock)*	14,490	518,452

		2,817,774

Electric — 0.6%
Cia Energetica de Minas Gerais (Brazil), ADR(a)	72,723	1,293,742
NRG Energy, Inc.*	36,540	662,105
UniSource Energy Corp.	16,980	626,902
Westar Energy, Inc.	17,310	498,182

		3,080,931

Electronic Components & Equipment — 0.5%
Acuity Brands, Inc.	6,390	338,670
Belden, Inc.	50,720	1,687,962
Schneider Electric SA (France)	14,344	755,211
Universal Display Corp.*(a)	6,080	223,075

		3,004,918

Electronics — 0.9%
Agilent Technologies, Inc.*	34,285	1,197,575
Avnet, Inc.*	6,540	203,329
Coherent, Inc.*	8,520	445,340
Gentex Corp.(a)	15,170	448,880
Hon Hai Precision Industry Co. Ltd. (Taiwan)	343,590	940,705
Jabil Circuit, Inc.(a)	23,700	465,942
Waters Corp.*	14,489	1,072,910

		4,774,681

Engineering & Construction — 0.5%
Jacobs Engineering Group, Inc.*	24,405	990,355
McDermott International, Inc. (Panama)*	53,210	612,447
Vinci SA (France)	28,043	1,225,305

		2,828,107

Entertainment & Leisure — 1.4%
Brunswick Corp.	29,560	533,854
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	17,600	292,072
Harley-Davidson, Inc.(a)	26,620	1,034,719
Hasbro, Inc.	29,390	937,247
Mattel, Inc.(a)	142,818	3,964,628
Nintendo Co. Ltd. (Japan)	4,850	667,923
Sega Sammy Holdings, Inc. (Japan)	20,600	445,080

		7,875,523

Food — 2.5%
Compass Group PLC (United Kingdom)	39,735	377,036
Diamond Foods, Inc.(a)	4,600	148,442

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food (continued)
General Mills, Inc	64,760	$2,616,952
Kraft Foods, Inc. (Class A Stock)	100,602	3,758,491
Ralcorp Holdings, Inc.*	8,690	742,995
Sysco Corp.(a)	99,146	2,907,952
Tesco PLC (United Kingdom)	132,673	831,267
Unilever NV (Netherlands)(a)	59,840	2,056,701

		13,439,836

Forest Products & Paper — 0.1%
Deltic Timber Corp.	10,650	643,154
Sino-Forest Corp. (Canada)*	22,480	7,727

		650,881

Gas — 1.1%
Atmos Energy Corp.	14,350	478,572
Beijing Enterprises Holdings Ltd. (Hong Kong)	76,000	456,004
New Jersey Resources Corp.(a)	5,990	294,708
Snam Rete Gas SpA (Italy)	55,933	246,564
UGI Corp.	142,175	4,179,945
WGL Holdings, Inc.	7,790	344,474

		6,000,267

Hand/Machine Tools — 0.8%
Sandvik AB (Sweden)	56,322	691,130
Stanley Black & Decker, Inc.	50,723	3,428,875

		4,120,005

Healthcare Products — 2.2%
Bruker Corp.*	29,715	369,060
Edwards Lifesciences Corp.*	12,580	889,406
Gen-Probe, Inc.*	13,610	804,623
Haemonetics Corp.*	5,530	338,547
Hologic, Inc.*	63,117	1,105,179
Intuitive Surgical, Inc.*(a)	3,112	1,440,887
Johnson & Johnson(a)	45,966	3,014,450
Medtronic, Inc.	112,764	4,313,223

		12,275,375

Healthcare Services — 1.2%
Aetna, Inc.	11,760	496,154
AmSurg Corp.*(a)	27,870	725,735
ICON PLC (Ireland), ADR*	53,530	915,898
UnitedHealth Group, Inc.	86,526	4,385,138

		6,522,925

Holding Companies – Diversified — 0.2%
Justice Holdings Ltd. (British Virgin Islands)*	25,337	338,393
LVMH Moet Hennessy Louis Vuitton SA
(France)	2,019	285,871
Shanghai Industrial Holdings Ltd. (Hong Kong)	140,000	388,458

		1,012,722

Home Builders — 0.5%
NVR, Inc.*(a)	3,035	2,082,010
Persimmon PLC (United Kingdom)	71,768	523,838

		2,605,848

Home Furnishings — 0.2%
De’longhi SpA (Italy)	56,522	499,638

COMMON STOCKS (continued)	Shares	Value (Note 2)
Home Furnishings (continued)
Tempur-Pedic International, Inc.*	13,965	$733,581

		1,233,219

Hotels, Restaurants & Leisure — 0.2%
China Lodging Group Ltd. (Cayman Islands), ADS*(a)	7,300	103,660
Choice Hotels International, Inc.	13,910	529,276
Las Vegas Sands Corp.*	8,590	367,051
Wynn Macau Ltd. (Cayman Islands)	81,891	205,608

		1,205,595

Household Products/Wares — 0.4%
ACCO Brands Corp.*	61,850	596,852
Jarden Corp.	14,300	427,284
Reckitt Benckiser Group PLC (United Kingdom)	23,625	1,166,721

		2,190,857

Insurance — 3.6%
ACE Ltd. (Switzerland)	62,134	4,356,836
AIA Group Ltd. (Hong Kong)	166,501	519,873
Alleghany Corp.*	2,080	593,403
American International Group, Inc.*(a)	28,000	649,600
Assured Guaranty Ltd. (Bermuda)	23,240	305,374
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	101,400	288,536
Delphi Financial Group, Inc. (Class A Stock)	33,330	1,476,519
LIG Insurance Co. Ltd. (South Korea)	20,440	406,316
Marsh & McLennan Cos., Inc	129,161	4,084,071
New China Life Insurance Co. Ltd. (China)	41,300	136,663
Platinum Underwriters Holdings Ltd. (Bermuda)	16,260	554,629
Primerica, Inc.	30,270	703,475
Prudential PLC (United Kingdom)	74,029	734,059
QBE Insurance Group Ltd. (Australia)	72,979	966,624
Reinsurance Group of America, Inc.	16,770	876,232
Swiss Re Ltd. (Switzerland)*	19,907	1,014,530
White Mountains Insurance Group Ltd. (Bermuda)	1,780	807,159
Zurich Financial Services AG (Switzerland)*	4,362	986,825

		19,460,724

Internet — 3.2%
Amazon.com, Inc.*	12,416	2,149,210
Blue Nile, Inc.*(a)	26,055	1,065,128
Dena Co. Ltd. (Japan)	8,341	250,219
eBay, Inc.*	107,532	3,261,446
F5 Networks, Inc.*	5,300	562,436
Google, Inc. (Class A Stock)*	5,570	3,597,663
IAC/InterActiveCorp.	23,770	1,012,602
Kakaku.com, Inc. (Japan)	7,712	282,750
LinkedIn Corp. (Class A Stock)*(a)	8,510	536,215
NetEase.com (Cayman Islands), ADR*	11,615	520,933
priceline.com, Inc.*	2,549	1,192,193
Shutterfly, Inc.*(a)	13,760	313,178
Sohu.com, Inc.*(a)	15,917	795,850
Start Today Co. Ltd. (Japan)	23,192	542,663
TIBCO Software, Inc.*	27,430	655,851
Websense, Inc.*	27,990	524,253

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet (continued)
Yahoo! Japan Corp. (Japan)	637	$205,161

		17,467,751

Investment Companies — 0.2%
Ares Capital Corp.	44,530	687,988
Resolution Ltd. (Guernsey Channel Islands)	133,658	521,829

		1,209,817

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	14,783	1,339,340
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (China) (Class H Stock)	472,190	508,267
Joy Global, Inc.	6,996	524,490

		2,372,097

Media — 1.5%
Comcast Corp. (Class A Stock)	171,078	4,056,259
FactSet Research Systems, Inc.	7,060	616,197
Sirius XM Radio, Inc.*(a)	319,770	581,981
Walt Disney Co. (The)	79,958	2,998,425

		8,252,862

Metal Fabricate/Hardware — 0.1%
Vallourec SA (France)	4,110	266,819

Metals & Mining — 1.4%
Antofagasta PLC (United Kingdom)	17,135	323,317
ArcelorMittal (Luxembourg)(a)	25,825	469,757
Barrick Gold Corp. (Canada)	19,350	875,588
BHP Billiton Ltd. (Australia), ADR.	2,300	162,449
Cliffs Natural Resources, Inc.	7,226	450,541
Detour Gold Corp. (Canada)*	10,600	261,683
Fortescue Metals Group Ltd. (Australia)	98,099	428,432
Freeport-McMoRan Copper & Gold, Inc.	9,415	346,378
Glencore International PLC (Jersey Channel Islands)	120,370	732,778
Kinross Gold Corp. (Canada)	17,100	194,940
Lundin Mining Corp. (Canada)*	80,941	307,476
Mueller Industries, Inc.	21,990	844,856
Rio Tinto PLC (United Kingdom), ADR(a)	20,289	992,538
Teck Resources Ltd. (Canada) (Class B Stock)	12,653	445,259
Worthington Industries, Inc.	16,700	273,546
Xingda International Holdings Ltd. (Cayman Islands)	729,000	328,522
Yamato Kogyo Co. Ltd. (Japan)	10,488	301,137

		7,739,197

Miscellaneous Manufacturing — 3.9%
3M Co.(a)	41,715	3,409,367
AptarGroup, Inc.	10,660	556,132
Carlisle Cos., Inc.	34,290	1,519,047
Danaher Corp.	17,015	800,386
Dover Corp.	8,000	464,400
ESCO Technologies, Inc.	24,190	696,188
FUJIFILM Holdings Corp. (Japan)	18,500	438,164
General Electric Co.	159,606	2,858,543
Honeywell International, Inc.	13,339	724,975
Illinois Tool Works, Inc.	64,415	3,008,825
Ingersoll-Rand PLC (Ireland)(a)	41,130	1,253,231
Koppers Holdings, Inc.	12,000	412,320

COMMON STOCKS (continued)	Shares	Value (Note 2)
Miscellaneous Manufacturing (continued)
Matthews International Corp. (Class A Stock)	19,720	$619,800
Pall Corp.	9,915	566,642
Parker Hannifin Corp.	10,285	784,231
Tyco International Ltd. (Switzerland) (a)	68,269	3,188,845

		21,301,096

Oil & Gas — 8.0%
Anadarko Petroleum Corp.	47,033	3,590,029
Apache Corp.	11,230	1,017,213
BG Group PLC (United Kingdom)	168,960	3,611,837
BP PLC (United Kingdom), ADR	9,412	402,269
Cameron International Corp.*	8,526	419,394
Canadian Natural Resources Ltd. (Canada), (NYSE)	19,042	711,600
Canadian Natural Resources Ltd. (Canada), (XTSE)	13,700	513,036
Chesapeake Energy Corp.	16,470	367,116
Chevron Corp.	33,450	3,559,080
Devon Energy Corp.	4,300	266,600
Diamond Offshore Drilling, Inc.(a)	12,229	675,775
EOG Resources, Inc.	12,325	1,214,136
Exxon Mobil Corp.	35,428	3,002,877
Genel Energy PLC (Jersey Channel Islands)*	14,308	172,206
Georesources, Inc.*	15,250	446,978
INPEX Corp. (Japan)	60	378,069
Karoon Gas Australia Ltd. (Australia)*	22,623	104,356
MEG Energy Corp. (Canada)*	7,000	285,634
Newfield Exploration Co.*	21,390	807,045
Noble Energy, Inc.	3,900	368,121
Occidental Petroleum Corp.	94,136	8,820,543
Penn Virginia Corp.	29,240	154,680
PetroChina Co. Ltd. (China) (Class H Stock)	767,310	955,359
Petroleo Brasileiro SA (Brazil), ADR	159,500	3,963,575
Plains Exploration & Production Co.*	12,060	442,843
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR	45,114	3,429,115
Royal Dutch Shell PLC (United Kingdom), ADR(a)	20,230	1,478,611
Southwestern Energy Co.*	18,920	604,305
Statoil ASA (Norway)	41,496	1,065,005
Valero Energy Corp.	20,053	422,116
Whiting Petroleum Corp.*	8,150	380,524

		43,630,047

Oil & Gas Services — 0.6%
Baker Hughes, Inc.	5,980	290,867
Petroleum Geo-Services ASA (Norway)*	91,830	1,004,920
Schlumberger Ltd. (Netherlands Antilles)	11,505	785,907
SEACOR Holdings, Inc.*	6,100	542,656
TGS Nopec Geophysical Co. ASA (Norway)	28,118	622,927

		3,247,277

Pharmaceuticals — 3.2%
Alkermes PLC (Ireland)*(a)	11,000	190,960
AmerisourceBergen Corp.(a)	13,147	488,937
AstraZeneca PLC (United Kingdom)	40,720	1,881,321
AstraZeneca PLC (United Kingdom), ADR	34,554	1,599,505
Auxilium Pharmaceuticals, Inc.*	14,030	279,618

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Cardinal Health, Inc.	22,836	$927,370
Daiichi Sankyo Co. Ltd. (Japan)	97,589	1,934,790
Eisai Co. Ltd. (Japan)	6,100	252,417
Eli Lilly & Co.	17,900	743,924
Merck & Co., Inc.	83,230	3,137,771
Pfizer, Inc.	149,914	3,244,139
Salix Pharmaceuticals Ltd.*(a)	6,140	293,799
Shionogi & Co. Ltd. (Japan)	16,300	209,441
SXC Health Solutions Corp. (Canada)*	14,530	820,654
Teva Pharmaceutical Industries Ltd. (Israel), ADR	32,300	1,303,628
UCB SA (Belgium)	9,656	406,286

		17,714,560

Real Estate — 0.1%
BR Properties SA (Brazil)	43,200	428,468
PDG Realty SA Empreendimentos e
Participacoes (Brazil)	106,600	337,188

		765,656

Real Estate Investment Trusts — 0.2%
DiamondRock Hospitality Co.(a)	49,970	481,711
Mack-Cali Realty Corp.	14,830	395,813
Mapletree Industrial Trust (Singapore)	19,000	15,747

		893,271

Retail — 6.8%
Advance Auto Parts, Inc.	16,135	1,123,480
Ascena Retail Group, Inc.*(a)	21,900	650,868
Buffalo Wild Wings, Inc.*	1,370	92,489
CarMax, Inc.*(a)	6,515	198,577
Casey’s General Stores, Inc.	13,910	716,504
Cato Corp. (The) (Class A Stock)	37,500	907,500
CEC Entertainment, Inc.	14,870	512,272
Children’s Place Retail Stores, Inc. (The)*(a).	5,930	315,002
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	9,858	498,620
CVS Caremark Corp.	96,464	3,933,802
Dufry Group (Switzerland)*	3,887	357,746
Esprit Holdings Ltd. (Bermuda)	155,300	200,359
Express, Inc.*	26,817	534,731
Fred’s, Inc. (Class A Stock)	48,380	705,380
GNC Holdings, Inc. (Class A Stock)*	20,820	602,739
Golden Eagle Retail Group Ltd. (Cayman Islands)	52,000	109,937
Hyundai Home Shopping Network Corp. (South Korea)*	3,262	376,602
Intime Department Store Group Co Ltd. (Cayman Islands)	122,500	125,393
Kohl’s Corp.	19,070	941,104
K’s Holdings Corp. (Japan)	5,300	210,017
Lowe’s Cos., Inc.(a)	340,332	8,637,626
Lululemon Athletica, Inc.*(a)	15,123	705,639
Lumber Liquidators Holdings, Inc.*(a)	13,900	245,474
Maoye International Holdings Ltd. (Cayman Islands)*	1,732,000	352,350
McDonald’s Corp.	17,773	1,783,165
MSC Industrial Direct Co., Inc. (Class A Stock)	24,980	1,787,319

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail (continued)
New World Department Store China Ltd. (Cayman Islands)	537,000	$306,300
Pandora A/S (Denmark)	6,793	63,870
Ross Stores, Inc.	14,160	673,025
Sonic Corp.*	150,790	1,014,817
Stage Stores, Inc.	55,090	765,200
Starbucks Corp.	34,719	1,597,421
Target Corp.	81,823	4,190,974
TJX Cos., Inc. (The)	9,544	616,065
Urban Outfitters, Inc.*(a)	47,240	1,301,934

		37,154,301

Savings & Loan — 0.3%
First Niagara Financial Group, Inc.	89,170	769,537
Northwest Bancshares, Inc.	62,300	775,012

		1,544,549

Semiconductors — 3.2%
Altera Corp.	48,942	1,815,748
Analog Devices, Inc.	72,700	2,601,206
Broadcom Corp. (Class A Stock)*	8,485	249,120
Cavium, Inc.*	6,900	196,167
Cypress Semiconductor Corp.*	26,780	452,314
Emulex Corp.*	19,214	131,808
Freescale Semiconductor Holdings I Ltd. (Bermuda)*	31,400	397,210
Intel Corp.	84,410	2,046,942
Intersil Corp. (Class A Stock)	33,417	348,873
Maxim Integrated Products, Inc.	155,719	4,054,923
QLogic Corp.*	46,441	696,615
Skyworks Solutions, Inc.*	36,320	589,110
Spreadtrum Communications, Inc. (Cayman Islands), ADR(a)	7,646	159,648
Wolfson Microelectronics PLC (United Kingdom)*	62,186	126,512
Xilinx, Inc.(a)	105,462	3,381,112

		17,247,308

Software — 3.2%
Activision Blizzard, Inc.(a)	120,930	1,489,858
Adobe Systems, Inc.*	19,145	541,229
ANSYS, Inc.*	6,525	373,752
BMC Software, Inc.*	10,432	341,961
Changyou.com Ltd. (Cayman Islands), ADR*(a)	6,600	152,130
Check Point Software Technologies Ltd. (Israel)*(a)	12,610	662,529
Concur Technologies, Inc.*	11,150	566,308
Electronic Arts, Inc.*	33,000	679,800
Fiserv, Inc.*(a)	19,830	1,164,814
Microsoft Corp.	271,781	7,055,435
MicroStrategy, Inc.*	3,400	368,288
Oracle Corp.	103,722	2,660,469
Red Hat, Inc.*	11,020	455,016
salesforce.com, Inc.*(a)	7,050	715,293
SAP AG (Germany), ADR	9,276	491,164

		17,718,046

Telecommunications — 3.9%
Amdocs Ltd. (Guernsey Channel Islands)*	17,600	502,128
American Tower Corp. (Class A Stock)	15,930	955,959

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO) (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
Aruba Networks, Inc.*(a)	12,300	$227,796
AT&T, Inc.	75,125	2,271,780
Cisco Systems, Inc.	489,954	8,858,368
Comverse Technology, Inc.*	233,400	1,601,124
Deutsche Telekom AG (Germany)	35,036	401,986
Juniper Networks, Inc.*	39,510	806,399
QUALCOMM, Inc.	14,315	783,030
Softbank Corp. (Japan)	48,450	1,426,999
Tele2 AB (Sweden) (Class B Stock)	60,487	1,176,860
Telenor ASA (Norway)	77,789	1,275,922
Vodafone Group PLC (United Kingdom), ADR	39,977	1,120,555

		21,408,906

Textiles — 0.1%
Cia Hering (Brazil)	5,800	100,934
G & K Services, Inc. (Class A Stock)	17,670	514,374

		615,308

Transportation — 1.5%
Bristow Group, Inc.	9,740	461,579
FedEx Corp.	8,655	722,779
GATX Corp.	22,900	999,814
Genesee & Wyoming, Inc. (Class A Stock)* .	14,920	903,854
Kirby Corp.*	13,330	877,647
United Parcel Service, Inc. (Class B Stock)	58,354	4,270,929

		8,236,602

Water — 0.1%
Cia de Saneamento de Minas
Gerais-COPASA (Brazil)	22,500	402,895

TOTAL COMMON STOCKS (cost $504,115,781)		474,995,740

EXCHANGE TRADED FUNDS — 6.8%
iShares MSCI EAFE Index Fund	257,625	12,760,166
SPDR S&P 500 ETF Trust	195,840	24,577,920

TOTAL EXCHANGE TRADED FUNDS (cost $37,114,224)		37,338,086

TOTAL LONG-TERM INVESTMENTS (cost $541,230,005)		512,333,826

SHORT-TERM INVESTMENTS — 20.0%
Affiliated Money Market Mutual Fund — 14.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $81,000,432; includes $55,900,673 of cash collateral for securities on loan) (b) (w) (Note 4)	81,000,432	81,000,432

	Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED* — 5.2%
Put Options
S&P 500 Index,expiring 06/16/12, Strike Price $1,225.00 (cost $27,716,499)	$3,980	$28,715,700

TOTAL SHORT-TERM INVESTMENTS (cost $108,716,931)		109,716,132

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 113.6% (cost $649,946,936)		622,049,958

OPTIONS WRITTEN* — (2.7)%
Put Options
S&P 500 Index,expiring 06/16/12, Strike Price $1,100.00 (premiums received $16,573,399)	3,980	(14,527,000)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 110.9% (cost $633,373,537)		607,522,958
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.9)%		(59,846,874)

NET ASSETS — 100.0%		$547,676,084

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
SIX	Swiss Exchange
SPDR	Standard & Poor’s Depositary Receipts
XTSE	Toronto Stock Exchange

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless other wise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $54,296,208; cash collateral of $55,900,673 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$474,988,013	$—	$7,727
Exchange Traded Funds	37,338,086	—	—
Affiliated Money Market Mutual Fund	81,000,432	—	—
Options Purchased	28,715,700	—	—
Options Written	(14,527,000)	—	—

Total	$607,515,231	$—	$7,727

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (10.2% represents investments purchased with collateral from securities on loan)	14.8%
Oil & Gas	8.0
Exchange Traded Funds	6.8
Retail	6.8
Banks	6.2
Put Options	5.2
Telecommunications	3.9
Miscellaneous Manufacturing	3.9
Computers	3.6
Insurance	3.6
Software	3.2
Pharmaceuticals	3.2
Internet	3.2
Semiconductors	3.2
Commercial Services	2.9
Aerospace & Defense	2.5
Food	2.5
Healthcare Products	2.2
Beverages	2.0
Chemicals	1.9
Biotechnology	1.7
Diversified Financial Services	1.6
Media	1.5
Transportation	1.5
Entertainment & Leisure	1.4
Metals & Mining	1.4
Healthcare Services	1.2
Gas	1.1
Advertising	1.0
Automobile Manufacturers	0.9
Electronics	0.9
Agriculture	0.8
Hand/Machine Tools	0.8

Apparel	0.7%
Building Materials	0.6
Oil & Gas Services	0.6
Electric	0.6
Electronic Components & Equipment	0.5
Engineering & Construction	0.5
Diversified Machinery	0.5
Home Builders	0.5
Machinery—Construction & Mining	0.4
Household Products/Wares	0.4
Auto Parts & Equipment	0.3
Savings & Loan	0.3
Distribution/Wholesale	0.3
Containers & Packaging	0.2
Home Furnishings	0.2
Coal	0.2
Hotels, Restaurants & Leisure	0.2
Holding Companies—Diversified	0.2
Real Estate Investment Trusts	0.2
Investment Companies	0.2
Real Estate	0.1
Forest Products & Paper	0.1
Textiles	0.1
Metal Fabricate/Hardware	0.1
Water	0.1
Cosmetics/Personal Care	0.1

113.6
Options Written	(2.7)
Liabilities in excess of other assets	(10.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2011

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$28,715,700	Written options outstanding, at value	$14,527,000

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Written Options	Total
Equity contracts	$5,950	$2,062,708	$2,068,658

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Written Options	Total
Equity contracts	$999,201	$2,046,399	$3,045,600

For the year ended December 31, 2011, the Portfolio’s average cost for purchased options was $16,139,470 and the average premium received for written options was $10,475,085.

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments at value, including securities on loan of $54,296,208: Unaffiliated investments (cost $568,946,504)	$541,049,526
Affiliated investments (cost $81,000,432)	81,000,432
Cash	1
Foreign currency, at value (cost $96,605)	96,777
Receivable for investments sold	1,807,267
Receivable for fund share sold	1,661,344
Dividends receivable	851,768
Tax reclaim receivable	28,611
Prepaid expenses	3,205

Total Assets	626,498,931

LIABILITIES:
Payable to broker for collateral for securities on loan	55,900,673
Written options outstanding, at value (premiums received $16,573,399)	14,527,000
Payable for investments purchased	7,958,987
Advisory fees payable	233,789
Accrued expenses and other liabilities	177,294
Payable for fund share repurchased	16,707
Shareholder servicing fees payable	5,370
Foreign withheld taxes payable	2,075
Affiliated transfer agent fee payable	508
Deferred trustees’ fees	444

Total Liabilities	78,822,847

NET ASSETS	$547,676,084

Net assets were comprised of:
Paid-in capital	$607,296,563
Retained earnings.	(59,620,479)

Net assets, December 31, 2011	$547,676,084

Net asset value and redemption price per share, $547,676,084 / 60,893,350 outstanding shares of beneficial interest	$8.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME
Unaffiliated dividend income (net of $135,473 foreign withholding tax)	$6,352,192
Affiliated income from securities lending, net	58,348
Affiliated dividend income	46,759

6,457,299

EXPENSES
Advisory fees	3,625,533
Shareholder servicing fees and expenses	338,583
Custodian and accounting fees	304,000
Audit fees	25,000
Trustees’ fees	13,000
Shareholders’ reports	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100) (Note 4)	9,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Miscellaneous	18,765

Total expenses	4,358,881
Less: shareholder servicing fee waiver	(20,659)

Net expenses	4,338,222

NET INVESTMENT INCOME	2,119,077

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $108,965,603)	65,450,898
Options written transactions	2,062,708
Foreign currency transactions.	(141,463)

67,372,143

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(71,409,861))	(99,306,839)
Options written	2,046,399
Foreign currencies	(2,858)

(97,263,298)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(29,891,155)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,772,078)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,119,077	$1,492,519
Net realized gain on investment and foreign currency transactions	67,372,143	1,060,321
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(97,263,298)	54,426,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(27,772,078)	56,978,905

DISTRIBUTIONS	(1,496,435)	(2,075,814)

FUND SHARE TRANSACTIONS:
Fund share sold [32,523,519 and 16,244,190 shares, respectively]	298,271,708	135,473,262
Fund share issued in reinvestment of distributions [158,857 and 262,761 shares, respectively]	1,496,435	2,075,814
Fund share repurchased [23,432,174 and 19,052,923 shares, respectively]	(205,304,349)	(153,612,730)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	94,463,794	(16,063,654)

TOTAL INCREASE IN NET ASSETS	65,195,281	38,839,437
NET ASSETS:
Beginning of year	482,480,803	443,641,366

End of year	$547,676,084	$482,480,803

SEE NOTES TO FINANCIAL STATEMENTS.

A214

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended,(“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2011 consisted of 64 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 28 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST American Century Income & Growth Portfolio (“American Century Income & Growth”): Capital growth and, secondarily, current income.

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”): High total return consistent with a moderate level of risk.

AST BlackRock Value Portfolio (“BlackRock Value”) formerly known as the AST Value Portfolio: Maximum growth of capital by investing primarily in the value stocks of larger companies.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return through investment in real estate securities.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Long-term growth of capital.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”): Long-term growth of capital.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term growth of capital.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital appreciation.

AST High Yield Portfolio (“High Yield”): Maximum total return, consistent with preservation of capital and prudent investment management.

AST International Growth Portfolio (“International Growth”): Long-term growth of capital.

AST International Value Portfolio (“International Value”): Capital growth.

AST JPMorgan International Equity Portfolio (“JPMorgan International Equity”): Capital growth.

AST Large-Cap Value Portfolio (“Large-Cap Value”): Current income and long-term growth of income, as well as capital appreciation.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”): Capital growth.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth.

AST MFS Growth Portfolio (“MFS Growth”): Long-term growth of capital and future, rather than current, income.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”): Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth.

B1

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”): Capital growth.

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”): Long-term capital appreciation.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”): Long-term capital growth.

AST Small-Cap Value Portfolio (“Small-Cap Value”): Long-term capital growth by investing primarily in small capitalization stocks that appear to be undervalued.

AST T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), formerly known as theASTAllianceBernstein Core Value Portfolio: Provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”): High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources such as energy products, precious metals and forest products and other basic commodities.

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”), formerly AST Aggressive Asset Allocation Portfolio: To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

2.	Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official NASDAQ closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

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The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few Portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales: Certain Portfolios of the Trust may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily

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basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed

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in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

Total Return Swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2011, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending: The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the

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loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions: Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2011, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

AllianceBernstein L.P. for Goldman Sachs Large-Cap Value throught April 29, 2011 and T. Rowe Price Equity Income through October 31, 2011;

American Century Investment Management, Inc. for American Century Income & Growth;

BlackRock Investment Management, LLC for BlackRock Global Strategies and BlackRock Value;

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Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Clear Bridge Advisors LLC for a portion of Small-Cap Value;

Eagle Asset Management, Inc. for Small-Cap Growth;

EARNEST Partners LLC, for a portion of Mid-Cap Value;

Eaton Vance Management for a portion of Large-Cap Value;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Large-Cap Value, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth;

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

J.P. Morgan Investment Management, Inc. for JPMorgan International Equity and a portion of Small-Cap Value and High Yield;

Lee Munder Capital Group, LLC for a portion of Small-Cap Value;

LSV Asset Management for a portion of International Value and a portion of Neuberger Berman/LSV Mid-Cap Value;

Marsico Capital Management LLC for a portion of International Growth and Marsico Capital Growth;

Massachusetts Financial Services Company (“MFS”) for MFS Growth and MFS Global Equity;

Neuberger Berman Management, Inc. for a portion Neuberger Berman/LSV Mid-Cap Value and Neuberger Berman Mid-Cap Growth;

Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

PI, through its Strategic Investment Research Group team, for Wellington Management Hedged Equity Portfolio through April 29, 2011;

Prudential Investment Management, Inc. (“PIM”) for a portion of High Yield;

Thornburg Investment Management, Inc. for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Equity Income, T. Rowe Price Large-Cap Growth and T. Rowe Price Natural Resources;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

WEDGE Capital Management, LLP for a of portion Mid-Cap Value;

Wellington Management Company, LLP for Wellington Management Hedged Equity;

William Blair & Company LLC for a portion of International Growth.

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
American Century Income & Growth	0.75%	0.73%	0.88	%*
BlackRock Global Strategies	1.00%	0.95%	1.08	%†
BlackRock Value	0.85%	0.85%	N/A
Cohen & Steers Realty	1.00%	1.00%	N/A
Federated Aggressive Growth	0.95%	0.95%	1.11%
Goldman Sachs Concentrated Growth	0.90%	0.90%	N/A

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	Advisory Fees	Effective Advisory Fees	Expense Limitations
Goldman Sachs Large-Cap Value	0.75%	0.75%	N/A*
Goldman Sachs Mid-Cap Growth	1.00%	1.00%	N/A
Goldman Sachs Small-Cap Value	0.95%	0.95%	N/A
High Yield	0.75%	0.75%	N/A
International Growth	1.00%	0.91%	1.00%*
International Value	1.00%	1.00%	N/A
JPMorgan International Equity	1.00% first $75 million; 0.85% in excess of $75 million	0.88%	N/A
Large-Cap Value	0.75%	0.75%	0.79%*
Marsico Capital Growth	0.90%	0.87%	N/A
MFS Global Equity	1.00%	1.00%	N/A
MFS Growth	0.90%	0.85%	0.88%*
Mid-Cap Value	0.95%	0.95%	N/A
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	N/A*
Neuberger Berman/LSV Mid-Cap Value	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	N/A
Parametric Emerging Markets Equity	1.10%	1.10%	N/A
Small-Cap Growth	0.90%	0.90%	N/A
Small-Cap Value	0.90%	0.90%	N/A
T. Rowe Price Equity Income	0.75%	0.71%	0.87%*
T. Rowe Price Global Bond	0.80%	0.78%	0.93%*
T. Rowe Price Large-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.88%	N/A
T. Rowe Price Natural Resources	0.90%	0.90%	N/A
Wellington Management Hedged Equity**	1.00%	0.73%	N/A

†  Expense limitation is contractual through May 1, 2012.

*  Expense limitation is noted in the table below:

	January 1, 2011 – June 30, 2011 Expense Limitation	Effective July 1, 2011 Expense Limitation
American Century Income & Growth	0.90%	0.88%
Goldman Sachs Large-Cap Value	0.87%	N/A
International Growth	1.06%	1.00%
Large-Cap Value	0.85%	0.79%
MFS Growth	N/A	0.88%
Marsico Capital Growth	0.93%	N/A
Neuberger Berman Mid-Cap Growth	1.25%	N/A
T. Rowe Price Equity Income	0.88%	0.87%
T. Rowe Price Global Bond	N/A	0.93%

**  Includes effective fee relating to the Portfolio prior to its repositioning from AST Aggressive Asset Allocation Portfolio to Wellington Management Hedged Equity.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing

B9

fee based on the following fee structure: 0.10% on average daily net assets up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver). Effective July 1, 2011, the Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2011, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM
American Century Income & Growth	$14,855
BlackRock Global Strategies	7,478
BlackRock Value	124,350
Cohen & Steers Realty	44,535
Federated Aggressive Growth	679,963
Goldman Sachs Concentrated Growth	21,317
Goldman Sachs Large-Cap Value	14,460
Goldman Sachs Mid-Cap Growth	313,711
Goldman Sachs Small-Cap Value	73,462
High Yield	188,017
International Growth	234,491
JPMorgan International Equity	745
Large-Cap Value	93,019
Marsico Capital Growth	256,761
MFS Global Equity	2,603
MFS Growth	105,724
Mid-Cap Value	29,062
Neuberger Berman Mid-Cap Growth	78,279
Neuberger Berman/LSV Mid-Cap Value	60,501
Parametric Emerging Markets Equity	73,864
Small-Cap Growth	225,085
Small-Cap Value	221,706
T. Rowe Price Equity Income	13,616
T. Rowe Price Global Bond	4,539
T. Rowe Price Large-Cap Growth	197,394
T. Rowe Price Natural Resources	129,879
Wellington Management Hedged Equity	17,791

During the year ended December 31, 2011, some Portfolios received amounts (as noted in the table below) related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares. This amount is presented in the Statement of Changes in Net Assets. The Portfolios were not involved in the proceedings or in the calculation of the amount of the settlement.

B10

Amount
American Century Income & Growth	$23,240
Cohen & Steers Realty	373,605
Goldman Sachs Small-Cap Value	377,705
International Growth	217,903
Large-Cap Value	278,693
MFS Global Equity	26,202
Mid-Cap Value	2,523
Neuberger Berman Mid-Cap Growth	208,652
Neuberger Berman/LSV Mid-Cap Value	512,196
Small-Cap Value	596,705
T. Rowe Price Equity Income	74,431

5. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2011, were as follows:

	Cost of Purchases	Proceeds from Sales
American Century Income & Growth	$276,757,359	$268,086,156
BlackRock Global Strategies	2,627,493,634	1,969,407,412
BlackRock Value	2,517,611,519	2,246,273,675
Cohen & Steers Realty	677,155,184	701,823,521
Federated Aggressive Growth	535,272,079	720,905,630
Goldman Sachs Concentrated Growth	1,167,012,606	2,112,081,372
Goldman Sachs Large-Cap Value	2,467,347,754	2,027,925,159
Goldman Sachs Mid-Cap Growth	490,296,740	688,407,804
Goldman Sachs Small-Cap Value	500,911,952	395,146,585
High Yield	1,146,164,105	1,177,948,084
International Growth	3,814,978,809	3,924,135,570
International Value	787,301,400	1,010,287,127
JPMorgan International Equity	147,969,539	181,040,977
Large-Cap Value	2,178,222,412	3,219,769,899
Marsico Capital Growth	2,075,436,396	2,210,241,868
MFS Global Equity	168,273,763	161,334,087
MFS Growth	1,326,923,576	1,969,901,217
Mid-Cap Value	226,569,616	250,325,830
Neuberger Berman Mid-Cap Growth	360,988,490	497,804,872
Neuberger Berman/LSV Mid-Cap Value	333,103,193	404,864,223
Parametric Emerging Markets Equity	720,166,218	858,820,372
Small-Cap Growth	405,261,085	524,752,690
Small-Cap Value	421,787,135	801,527,537
T. Rowe Price Equity Income	300,066,319	325,785,789
T. Rowe Price Global Bond	281,337,198	289,602,111
T. Rowe Price Large-Cap Growth	2,044,605,349	1,540,614,637
T. Rowe Price Natural Resources	534,252,214	716,426,796
Wellington Management Hedged Equity	987,770,216	921,183,096

B11

A summary of cost of purchases and proceeds of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2011 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Wellington Management Hedged Equity
BlackRock Value	$38,397,768	$9,052,184	$52,128,359	$—	$—
Federated Aggressive Growth	6,695,694	152,505	7,367,219	—	—
Goldman Sachs Concentrated Growth	43,966,431	1,335,725	48,150,888	—	—
Goldman Sachs Mid-Cap Growth	5,605,531	132,220	6,247,595	—	—
Goldman Sachs Small-Cap Value	—	3,465,995	3,631,598	—	—
International Growth	41,870,052	4,483,624	48,805,874	—	—
International Value	42,234,696	4,463,624	51,036,579	—	—
Jennison Large-Cap Growth	25,854,826	10,563,074	38,888,602	—	—
Jennison Large-Cap Value	22,954,635	8,608,683	34,168,158	—	—
Large-Cap Value	92,546,441	3,654,317	101,365,398	—	—
Marsico Capital Growth	35,003,821	10,620,219	48,887,389	—	—
MFS Growth	43,670,488	772,449	46,962,393	—	—
Mid-Cap Value	4,746,107	111,809	5,347,631	—	—
Money Market	27,251	1	27,252	—	—
Neuberger Berman Mid-Cap Growth	5,664,411	132,220	6,333,649	—	—
Parametric Emerging Markets Equity	14,885,549	667,613	15,749,190	—	—
Small-Cap Growth	6,655,567	152,505	7,628,291	—	—
Small-Cap Value	13,353,854	269,015	14,639,475	—	—
T. Rowe Price Large-Cap Growth	26,116,751	621,435	28,710,810	—	—
T. Rowe Price Natural Resources	10,214,159	230,531	11,433,171	—	—

	$480,464,032	$59,489,748	$577,509,521	$—	$—

Written options transactions, during the year ended December 31, 2011, were as follows:

	Wellington Management Hedged Equity
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—
Written options.	5,780,000	18,820,123
Expired options	—	—
Closed options.	(1,800,000)	(2,246,724)
Balance at end of year	3,980,000	$16,573,399

6. Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B12

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies, were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Portfolios pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Portfolios had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2011
American Century Income & Growth	$2,245,817	1.47%	23	$—
BlackRock Value	18,347,000	1.48%	41	—
Cohen & Steers Realty.	14,357,400	1.47%	15	—
Federated Aggressive Growth	12,770,980	1.46%	30	—
Goldman Sachs Concentrated Growth	49,010,733	1.46%	9	—
Goldman Sachs Large-Cap Value	19,813,667	1.46%	12	—
Goldman Sachs Mid-Cap Growth	2,641,505	1.47%	21	—
Goldman Sachs Small-Cap Value	5,558,029	1.48%	7	—
High Yield	9,598,333	1.46%	15	—
International Growth	25,067,264	1.49%	28	—
International Value	27,604,657	1.47%	46	—
JPMorgan International Equity	1,572,410	1.48%	21	—
Large-Cap Value	61,889,700	1.46%	24	—
Marsico Capital Growth	67,596,875	1.46%	8	—
MFS Global Equity	5,499,320	1.50%	20	—
MFS Growth	10,978,815	1.47%	13	—
Mid-Cap Value	6,301,371	1.49%	14	—
Neuberger Berman Mid-Cap Growth	9,169,900	1.48%	10	—
Neuberger Berman/LSV Mid-Cap Value	1,689,545	1.49%	11	—
Parametric Emerging Markets Equity	21,987,358	1.47%	90	—
Small-Cap Growth	9,197,061	1.48%	62	—
Small-Cap Value	6,103,272	1.46%	47	—
T. Rowe Price Equity Income	4,344,920	1.47%	20	—
T. Rowe Price Global Bond	1,804,667	1.49%	3	—
T. Rowe Price Large-Cap Growth	12,321,111	1.47%	18	—
T. Rowe Price Natural Resources	1,920,956	1.49%	9	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2011, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

B13

10. Reorganization

On September 28, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the PSF SP Growth Asset Allocation Portfolio for shares of the AST BlackRock Global Strategies Portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on February 25, 2011 and the reorganization took place on April 29, 2011.

The AST BlackRock Global Strategies Portfolio, which commenced operations on the date of the reorganization, has a substantially similar investment objective to the PSF SP Growth Asset Allocation Portfolio, but it is actively managed.

The acquisition was accomplished by a tax-free exchange of the following shares on April 29, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
		AST BlackRock
PSF SP Growth Asset Allocation Portfolio	87,459,203	Global Strategies Portfolio	83,523,539	$835,666,098

For financial reporting purposes, assets received and shares issued by AST BlackRock Global Strategies Portfolio were recorded at fair value. The investments of PSF SP Growth Asset Allocation Portfolio were sold as of the date of the reorganization and the AST BlackRock Global Strategies Portfolio received cash.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
			AST BlackRock
PSF SP Growth Asset Allocation Portfolio	$835,666,098	$—	Global Strategies Portfolio	$1,000

On September 28, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on February 25, 2011 and the reorganization took place on April 29, 2011.

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives and policies. The Acquiring Portfolio has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on April 29, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
		AST Federated
AST Neuberger Berman Small-Cap Growth Portfolio	17,861,613	Aggressive Growth Portfolio	18,272,020	$182,989,144

For financial reporting purposes, assets received and shares issued by AST Federated Aggressive Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from AST Neuberger Berman Small-Cap Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation	Acquiring Portfolio	Net Assets
			AST Federated
AST Neuberger Berman Small-Cap Growth Portfolio	$182,989,144	$34,621,502	Aggressive Growth Portfolio	$749,303,451

B14

Assuming the acquisition had been completed on January 1, 2011, AST Federated Aggressive Growth Portfolio’s results of operations for the year ended December 31, 2011 were as follows:

Net investment loss	$(2,926,832	)(a)
Net realized and unrealized gain (loss) on investments	(104,027,829	)(b)

	$(106,954,661)

(a)	$(2,496,085), as reported in Statement of Operations, plus $(468,747) Net Investment Loss from AST Neuberger Berman Small-Cap Growth Portfolio pre-merger, plus approximately $38,000 of pro forma eliminated expenses from AST Neuberger Berman Small-Cap Growth Portfolio.
(b)	$(123,938,499) as reported in the Statement of Operations, plus $19,910,670 Net Realized and Unrealized Gain (loss) on Investments from AST Neuberger Berman Small-Cap Growth Portfolio.

Because both AST Neuberger Berman Small-Cap Growth Portfolio and AST Federated Aggressive Growth Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST Neuberger Berman Small-Cap Growth Portfolio that have been included in AST Federated Aggressive Growth Portfolio’s Statement of Operations since April 29, 2011.

11.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not yet been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not yet been determined.

B15

Financial Highlights

	AST American Century Income & Growth Portfolio
	Year Ended December 31,
	2011	2010(c)	2009	2008		2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.71	$11.32	$9.85	$15.39		$15.71

Income (Loss) From Investment Operations:
Net investment income	0.17	0.15	0.14	0.29		0.30
Net realized and unrealized gain (loss) on investments	0.28	1.39	1.57	(5.56)		(0.32)

Total from investment operations	0.45	1.54	1.71	(5.27)		(0.02)

Less Distributions:	(0.12)	(0.15)	(0.24)	(0.27)		(0.30)

Capital Contributions (Note 4):	— (d)	—	—	—		—

Net Asset Value, end of year	$13.04	$12.71	$11.32	$9.85		$15.39

Total Return(a)	3.57%	13.85%	17.77%	(34.74)%		(0.11)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$281.8	$271.0	$207.2	$143.9		$307.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%	0.91%	0.91%	0.88	%(e)	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.91%	0.92%	0.94%	0.91	%(e)	0.86%
Net investment income	1.39%	1.26%	1.76%	1.72%		1.29%
Portfolio turnover rate	96%	69%	54%	61%		55%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes 0.01% of loan interest expense.

	AST BlackRock Global Strategies Portfolio
	April 29, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income.	0.06
Net realized and unrealized gain (loss) on investments	(0.79)

Total from investment operations.	(0.73)

Net Asset Value, end of period	$9.27

Total Return(a)	(7.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.15	%(d)
Net investment income	1.10	%(d)
Portfolio turnover rate	314	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST BlackRock Value Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.61	$7.78	$6.64	$12.56	$13.56

Income (Loss) From Investment Operations:
Net investment income	0.10	0.09	0.07	0.12	0.25
Net realized and unrealized gain (loss) on investments	(0.14)	0.86	1.13	(4.22)	(0.09)

Total from investment operations	(0.04)	0.95	1.20	(4.10)	0.16

Less Distributions:	(0.06)	(0.12)	(0.06)	(1.82)	(1.16)

Net Asset Value, end of year	$8.51	$8.61	$7.78	$6.64	$12.56

Total Return(a)	(0.49)%	12.44%	18.26%	(37.30)%	1.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,694.2	$1,537.6	$1,210.3	$577.9	$309.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.96%	0.97%	0.99%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.97%	0.98%	0.99%	0.96%
Net investment income	1.22%	1.11%	1.82%	2.15%	1.52%
Portfolio turnover rate	124%	208%	143%	254%	218%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.10	$4.82	$3.77	$12.12	$20.86

Income (Loss) From Investment Operations:
Net investment income	0.09	0.05	0.07	0.17	0.49
Net realized and unrealized gain (loss) on investments	0.31	1.32	1.09	(1.83)	(4.61)

Total from investment operations	0.40	1.37	1.16	(1.66)	(4.12)

Less Distributions:	(0.04)	(0.09)	(0.11)	(6.69)	(4.62)

Capital Contributions (Note 4):	— (d)	—	—	—	—

Net Asset Value, end of year	$6.46	$6.10	$4.82	$3.77	$12.12

Total Return(a)	6.59%	28.69%	31.93%	(35.05)%	(19.90)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$531.6	$549.6	$386.7	$223.8	$271.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.14%	1.08%	1.06%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.14%	1.16%	1.16%	1.12%
Net investment income	1.39%	0.95%	2.65%	2.62%	2.46%
Portfolio turnover rate	119%	111%	113%	142%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Federated Aggressive Growth Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.26	$6.99	$5.28	$11.55	$11.49

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	0.04	— (d)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(1.18)	2.23	1.72	(4.40)	1.28

Total from investment operations	(1.21)	2.27	1.72	(4.39)	1.27

Less Distributions:.	(0.03)	— (d)	(0.01)	(1.88)	(1.21)

Net Asset Value, end of year.	$8.02	$9.26	$6.99	$5.28	$11.55

Total Return(a)	(13.11)%	32.54%	32.66%	(44.04)%	11.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$521.1	$648.1	$415.5	$213.5	$743.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.11%	1.14%	1.14%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.12%	1.14%	1.14%	1.06%
Net investment income (loss)	(0.38)%	0.51%	0.08%	0.12%	(0.07)%
Portfolio turnover rate	85%	73%	94%	109%	115%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST Goldman Sachs Concentrated Growth Portfolio
	Year Ended December 31,
	2011	2010(c)	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.36	$24.83	$16.62	$27.86	$24.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.05	0.07	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	(1.14)	2.50	8.14	(11.18)	3.39

Total from investment operations	(1.08)	2.55	8.21	(11.20)	3.42

Less Distributions:	(0.04)	(0.02)	—	(0.04)	—

Net Asset Value, end of year	$26.24	$27.36	$24.83	$16.62	$27.86

Total Return(a)	(3.96)%	10.29%	49.40%	(40.27)%	13.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$924.2	$1,949.0	$424.3	$260.5	$590.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.01%	1.05%	0.93%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.05%	1.02%	1.00%
Net investment income (loss)	0.14%	0.21%	0.35%	(0.07)%	0.11%
Portfolio turnover rate	65%	37%	65%	53%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.93	$14.35	$12.44	$23.62	$23.50

Income (Loss) From Investment Operations:
Net investment income	0.20	0.14	0.17	0.27	0.31
Net realized and unrealized gain (loss) on investments	(1.07)	1.67	2.16	(9.11)	0.86

Total from investment operations	(0.87)	1.81	2.33	(8.84)	1.17

Less Distributions:	(0.15)	(0.23)	(0.42)	(2.34)	(1.05)

Net Asset Value, end of year	$14.91	$15.93	$14.35	$12.44	$23.62

Total Return(a)	(5.52)%	12.89%	19.19%	(40.69)%	4.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,185.3	$894.8	$874.1	$1,092.3	$3,480.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	0.86%	0.87%	0.88%	0.85%	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.88%	0.88%	0.85%	0.83%
Net investment income	1.38%	0.99%	1.33%	1.44%	1.28%
Portfolio turnover rate	188%	71%	143%	188%	82%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.44	$4.54	$2.89	$5.86	$4.91

Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.02)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.14)	0.92	1.67	(1.94)	0.98

Total from investment operations	(0.15)	0.90	1.65	(1.98)	0.95

Less Distributions:	(0.28)	—	—	(0.99)	—

Net Asset Value, end of year	$5.01	$5.44	$4.54	$2.89	$5.86

Total Return(a)	(2.98)%	19.82%	57.09%	(40.79)%	19.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$411.8	$659.7	$439.8	$107.7	$324.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.14%	1.18%	1.16%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.14%	1.18%	1.16%	1.12%
Net investment loss	(0.25)%	(0.48)%	(0.48)%	(0.15)%	(0.38)%
Portfolio turnover rate	85%	73%	71%	96%	81%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.44	$8.28	$6.62	$11.72	$18.18

Income (Loss) From Investment Operations:
Net investment income	0.05	0.07	0.07	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.08	2.14	1.69	(2.47)	(1.18)

Total from investment operations	0.13	2.21	1.76	(2.35)	(1.01)

Less Distributions:	(0.05)	(0.05)	(0.10)	(2.75)	(5.45)

Capital Contributions (Note 4):	0.01	—	—	—	—

Net Asset Value, end of year	$10.53	$10.44	$8.28	$6.62	$11.72

Total Return(a)	1.30%	26.77%	26.85%	(26.64)%	(5.12)%
Ratios/Supplemental Data: Net assets, end of year (in millions)	$357.1	$272.8	$142.9	$85.4	$149.0
Ratios to average net assets(b):	1.10%	1.13%	1.19%	1.15%	1.08%
Expenses After Waivers and/or Expense Reimbursement
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.13%	1.19%	1.15%	1.08%
Net investment income	0.69%	0.98%	0.94%	1.09%	0.88%
Portfolio turnover rate	105%	78%	57%	67%	48%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST High Yield Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.43	$6.86	$5.30	$7.75	$8.41

Income (Loss) From Investment Operations:
Net investment income	0.52	0.47	0.48	0.40	0.59
Net realized and unrealized gain (loss) on investments	(0.28)	0.43	1.35	(2.22)	(0.39)

Total from investment operations	0.24	0.90	1.83	(1.82)	0.20

Less Distributions:	(0.46)	(0.33)	(0.27)	(0.63)	(0.86)

Net Asset Value, end of year	$7.21	$7.43	$6.86	$5.30	$7.75

Total Return(a)	3.17%	13.67%	35.35%	(25.54)%	2.48%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,337.7	$1,384.5	$897.8	$331.3	$413.4
Ratios to average net assets(b):	0.86%	0.87%	0.89%	0.88%	0.87%
Expenses After Waivers and/or Expense Reimbursement
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.88%	0.91%	0.91%	0.87%
Net investment income	6.71%	6.63%	7.98%	7.60%	6.94%
Portfolio turnover rate	93%	116%	76%	204%	125%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.53	$10.11	$7.61	$18.26	$16.55

Income (Loss) From Investment Operations:
Net investment income	0.11	0.08	0.05	0.19	0.18
Net realized and unrealized gain (loss) on investments	(1.59)	1.38	2.61	(8.15)	2.95

Total from investment operations	(1.48)	1.46	2.66	(7.96)	3.13

Less Distributions:	(0.07)	(0.04)	(0.16)	(2.69)	(1.42)

Capital Contributions (Note 4):	— (d)	—	—	—	—

Net Asset Value, end of year	$9.98	$11.53	$10.11	$7.61	$18.26

Total Return(a)	(12.92)%	14.50%	35.29%	(50.23)%	19.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,237.2	$2,777.0	$2,138.5	$1,003.9	$2,773.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.09%	1.12%	1.16%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.15%	1.14%	1.13%	1.16%	1.11%
Net investment income	1.01%	0.72%	0.57%	1.30%	0.97%
Portfolio turnover rate	151%	147%	80%	102%	85%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST International Value Portfolio
	Year Ended December 31,
	2011(c)	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.68	$14.25	$11.19	$21.99	$18.84

Income (Loss) From Investment Operations:
Net investment income	0.36	0.20	0.17	0.47	0.30
Net realized and unrealized gain (loss) on investments.	(2.30)	1.35	3.19	(9.47)	3.05

Total from investment operations	(1.94)	1.55	3.36	(9.00)	3.35

Less Distributions:	(0.20)	(0.12)	(0.30)	(1.80)	(0.20)

Net Asset Value, end of year	$13.54	$15.68	$14.25	$11.19	$21.99

Total Return(a)	(12.55)%	11.08%	30.50%	(44.00)%	17.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,648.5	$2,166.1	$1,587.2	$657.5	$1,536.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.12%	1.13%	1.16%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.15%	1.14%	1.14%	1.16%	1.12%
Net investment income	2.35%	1.60%	1.35%	2.20%	1.70%
Portfolio turnover rate	40%	28%	40%	50%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST JPMorgan International Equity Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year.	$20.73	$19.59	$15.07	$26.28		$24.37

Income (Loss) From Investment Operations:
Net investment income	0.35	0.29	0.27	0.59		0.39
Net realized and unrealized gain (loss) on investments	(2.22)	1.07	4.98	(11.25)		1.92

Total from investment operations	(1.87)	1.36	5.25	(10.66)		2.31

Less Distributions:.	(0.25)	(0.22)	(0.73)	(0.55)		(0.40)

Net Asset Value, end of year.	$18.61	$20.73	$19.59	$15.07		$26.28

Total Return(a)	(9.15)%	7.17%	35.79%	(41.34)%		9.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$278.7	$364.4	$299.9	$168.1		$498.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.04%	1.04%	1.02	%(d)	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.04%	1.08%	1.07	%(d)	1.00%
Net investment income.	1.73%	1.52%	1.60%	2.71%		1.50%
Portfolio turnover rate	43%	18%	9%	18%		16%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes loan interest expense of 0.01%.

	AST Large-Cap Value Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)		2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.32	$11.90	$10.26	$18.77		$20.16

Income (Loss) From Investment Operations:
Net investment income	0.22	0.16	0.18	0.35		0.34
Net realized and unrealized gain (loss) on investments	(0.77)	1.39	1.76	(7.75)		(0.94)

Total from investment operations	(0.55)	1.55	1.94	(7.40)		(0.60)

Less Distributions:	(0.17)	(0.13)	(0.30)	(1.11)		(0.79)

Capital Contributions (Note 4):	— (d)	—	—	—		—

Net Asset Value, end of year	$12.60	$13.32	$11.90	$10.26		$18.77

Total Return(a)	(4.19)%	13.16%	19.44%	(41.49)%		(2.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,620.4	$3,863.8	$2,676.3	$1,508.8		$2,137.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.84%	0.85%	0.85	%(e)	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.88%	0.85	%(e)	0.83%
Net investment income	1.69%	1.34%	1.69%	2.39%		1.78%
Portfolio turnover rate	71%	38%	104%	125%		78%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes loan interest expense and merger cost of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Marsico Capital Growth Portfolio
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.34	$16.27	$12.65	$23.47	$20.45

Income (Loss) From Investment Operations:
Net investment income	0.08	0.05	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.26)	3.14	3.64	(9.99)	2.99

Total from investment operations	(0.18)	3.19	3.74	(9.90)	3.06

Less Distributions:	(0.05)	(0.12)	(0.12)	(0.92)	(0.04)

Net Asset Value, end of year	$19.11	$19.34	$16.27	$12.65	$23.47

Total Return(a)	(0.92)%	19.75%	29.76%	(43.66)%	14.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,374.0	$2,547.4	$2,887.7	$1,785.1	$5,544.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.97%	1.00%	1.00%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.00%	0.98%
Net investment income	0.40%	0.32%	0.74%	0.48%	0.36%
Portfolio turnover rate	80%	73%	70%	63%	52%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.13	$9.09	$7.06	$13.81	$14.60

Income (Loss) From Investment Operations:
Net investment income	0.14	0.05	0.05	0.18	0.12
Net realized and unrealized gain (loss) on investments	(0.45)	1.04	2.14	(3.97)	1.24

Total from investment operations	(0.31)	1.09	2.19	(3.79)	1.36

Less Distributions:	(0.05)	(0.05)	(0.16)	(2.96)	(2.15)

Capital Contributions (Note 4):	— (d)	—	—	—	—

Net Asset Value, end of year	$9.77	$10.13	$9.09	$7.06	$13.81

Total Return(a)	(3.13)%	12.05%	31.51%	(33.99)%	9.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$214.5	$225.8	$140.9	$76.1	$188.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.20%	1.25%	1.32%	1.26%	1.20	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.20%	1.25%	1.32%	1.30%	1.21	%(e)
Net investment income	1.32%	0.69%	0.87%	1.33%	0.77%
Portfolio turnover rate	69%	26%	27%	30%	31%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes loan interest expense of 0.02% for the year ended December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST MFS Growth Portfolio
	Year Ended December 31,
	2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.63	$8.55	$6.88	$10.84	$9.42

Income (Loss) From Investment Operations:
Net investment income	— (d)	0.03	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.06)	1.06	1.67	(3.96)	1.40

Total from investment operations	(0.06)	1.09	1.68	(3.94)	1.42

Less Distributions:	(0.03)	(0.01)	(0.01)	(0.02)	— (d)

Net Asset Value, end of year	$9.54	$9.63	$8.55	$6.88	$10.84

Total Return(a)	(0.60)%	12.78%	24.49%	(36.39)%	15.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,107.4	$1,797.0	$1,938.4	$575.5	$406.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	1.01%	1.02%	1.04%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.02%	1.03%	1.04%	1.02%
Net investment income (loss)	(0.05)%	0.26%	0.18%	0.39%	0.21%
Portfolio turnover rate	103%	273%	384%	505%	241%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST Mid-Cap Value Portfolio
	Year Ended December 31,
	2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.93	$9.71	$7.12	$12.06	$12.10

Income (Loss) From Investment Operations:
Net investment income	0.08	0.07	0.08	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.49)	2.21	2.66	(4.55)	0.24

Total from investment operations	(0.41)	2.28	2.74	(4.39)	0.33

Less Distributions:	(0.07)	(0.06)	(0.15)	(0.55)	(0.37)

Capital Contributions (Note 4):	— (d)	—	—	—	—

Net Asset Value, end of year	$11.45	$11.93	$9.71	$7.12	$12.06

Total Return(a)	(3.45)%	23.61%	38.89%	(38.12)%	2.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$360.8	$427.5	$261.3	$131.3	$219.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	1.10%	1.14%	1.12%	1.09%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.10%	1.14%	1.12%	1.09%
Net investment income	0.66%	0.85%	1.02%	1.64%	0.90%
Portfolio turnover rate	56%	18%	30%	60%	27%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Neuberger Berman Mid-Cap Growth Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.36	$16.60	$12.79	$22.51	$18.42

Income (Loss) From Investment Operations:
Net investment loss	(0.13)	(0.06)	(0.02)	(0.16)	(0.05)
Net realized and unrealized gain (loss) on investments	0.48	4.82	3.83	(9.56)	4.14

Total from investment operations	0.35	4.76	3.81	(9.72)	4.09

Capital Contributions (Note 4):	0.01	—	—	—	—

Net Asset Value, end of year	$21.72	$21.36	$16.60	$12.79	$22.51

Total Return(a)	1.68%	28.67%	29.79%	(43.18)%	22.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$562.7	$699.2	$458.2	$318.6	$869.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.04%	1.05%	1.03%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.05%	1.03%	1.00%
Net investment loss	(0.58)%	(0.31)%	(0.33)%	(0.46)%	(0.27)%
Portfolio turnover rate	57%	47%	73%	62%	70%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2011	2010	2009	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.14	$12.42	$9.01	$16.88	$19.37

Income (Loss) From Investment Operations:
Net investment income	0.17	0.14	0.16	0.16	0.23
Net realized and unrealized gain (loss) on investments	(0.56)	2.74	3.46	(6.79)	0.35

Total from investment operations	(0.39)	2.88	3.62	(6.63)	0.58

Less Distributions:	(0.13)	(0.16)	(0.21)	(1.24)	(3.07)

Capital Contributions (Note 4):	0.02	—	—	—	—

Net Asset Value, end of year	$14.64	$15.14	$12.42	$9.01	$16.88

Total Return(a)	(2.49)%	23.43%	40.80%	(42.32)%	3.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$422.6	$531.1	$451.2	$333.3	$1,001.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.04%	1.05%	1.03%	0.99%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.05%	1.03%	0.99%
Net investment income	0.96%	0.99%	1.51%	1.13%	1.00%
Portfolio turnover rate	67%	38%	39%	98%	71%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,				May 1, 2008(c) through December 31, 2008(d)
	2011(d)		2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.92		$8.14	$4.92	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.12		0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	(2.12)		1.74	3.18	(5.14)

Total from investment operations	(2.00)		1.82	3.25	(5.08)

Less Distributions:	(0.07)		(0.04)	(0.03)	—

Net Asset Value, end of period	$7.85		$9.92	$8.14	$4.92

Total Return(a)	(20.27)%		22.42%	66.31%	(50.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$881.0		$1,271.6	$645.2	$165.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.43	%(e)	1.40%	1.46%	1.62	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.44	%(e)	1.41%	1.46%	1.62	%(f)
Net investment income	1.34%		0.90%	0.98%	1.25	%(f)
Portfolio turnover rate	67%		20%	21%	47	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Includes 0.01% of loan interest expense.

(f)	Annualized.

(g)	Not annualized.

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2011(c)	2010	2009	2008(c)		2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.40	$14.99	$11.20	$17.23		$16.08

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.12)	(0.03)	0.05	0.01		(0.06)
Net realized and unrealized gain (loss) on investments	(0.08)	5.48	3.75	(6.04)		1.21

Total from investment operations	(0.20)	5.45	3.80	(6.03)		1.15

Less Distributions:	—	(0.04)	(0.01)	—		—

Net Asset Value, end of year	$20.20	$20.40	$14.99	$11.20		$17.23

Total Return(a)	(0.98)%	36.42%	33.91%	(35.00)%		7.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$517.2	$639.8	$362.1	$219.4		$162.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.04%	1.07%	1.10	%(d)	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.07%	1.10	%(d)	1.05%
Net investment income (loss)	(0.56)%	(0.28)%	0.36%	0.07%		(0.26)%
Portfolio turnover rate.	66%	57%	69%	104%		39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes merger expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2011(c)	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.57	$10.81	$8.67	$14.11	$17.13

Income (Loss) From Investment Operations:
Net investment income	0.06	0.06	0.04	0.19	0.16
Net realized and unrealized gain (loss) on investments.	(0.88)	2.75	2.26	(3.87)	(1.15)

Total from investment operations	(0.82)	2.81	2.30	(3.68)	(0.99)

Less Distributions:	(0.07)	(0.05)	(0.16)	(1.76)	(2.03)

Capital Contributions (Note 4):	0.01	—	—	—	—

Net Asset Value, end of year	$12.69	$13.57	$10.81	$8.67	$14.11

Total Return(a)	(5.98)%	26.11%	26.88%	(29.72)%	(5.61)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$616.7	$1,055.9	$693.0	$455.6	$952.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.06%	1.06%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.03%	1.06%	1.06%	1.00%
Net investment income	0.46%	0.56%	0.63%	1.20%	0.88%
Portfolio turnover rate	53%	46%	94%	76%	57%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Equity Income Portfolio
	Year Ended December 31,
	2011	2010	2009	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.34	$7.47	$6.30	$12.57	$13.95

Income (Loss) From Investment Operations:
Net investment income.	0.14	0.09	0.11	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.27)	0.89	1.34	(4.97)	(0.77)

Total from investment operations	(0.13)	0.98	1.45	(4.73)	(0.50)

Less Distributions:	(0.09)	(0.11)	(0.28)	(1.54)	(0.88)

Capital Contributions (Note 4):	— (d)	—	—	—	—

Net Asset Value, end of year	$8.12	$8.34	$7.47	$6.30	$12.57

Total Return(a)	(1.64)%	13.24%	23.80%	(41.88)%	(3.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$200.9	$233.8	$190.3	$140.2	$386.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.88%	0.92%	0.91%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.91%	0.92%	0.95%	0.91%	0.86%
Net investment income	1.57%	1.21%	1.83%	2.45%	1.91%
Portfolio turnover rate	136%	72%	66%	23%	23%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST T. Rowe Price Global Bond Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.03	$10.82	$11.21	$12.36	$11.57

Income (Loss) From Investment Operations:
Net investment income	0.30	0.34	0.44	0.85	0.36
Net realized and unrealized gain (loss) on investments	0.16	0.25	0.78	(1.12)	0.75

Total from investment operations	0.46	0.59	1.22	(0.27)	1.11

Less Distributions:	(0.38)	(0.38)	(1.61)	(0.88)	(0.32)

Net Asset Value, end of year	$11.11	$11.03	$10.82	$11.21	$12.36

Total Return(a)	4.12%	5.74%	12.12%	(2.44)%	9.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$405.1	$421.5	$413.5	$269.1	$708.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.98%	0.99%	0.97%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.99%	0.97%	0.93%
Net investment income	2.64%	2.89%	3.47%	4.17%	3.99%
Portfolio turnover rate	88%	97%	93%	117%	120%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2011	2010	2009	2008		2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.38	$10.69	$6.97	$11.74		$10.86

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	(0.02)		0.01
Net realized and unrealized gain (loss) on investments	(0.20)	1.70	3.73	(4.74)		0.88

Total from investment operations	(0.21)	1.69	3.72	(4.76)		0.89

Less Distributions:	—	—	—	(0.01)		(0.01)

Net Asset Value, end of year	$12.17	$12.38	$10.69	$6.97		$11.74

Total Return(a)	(1.70)%	15.81%	53.37%	(40.57)%		8.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,967.9	$1,557.6	$900.4	$695.4		$2,147.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	1.01%	1.03%	0.99	%(c)	0.96%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.02%	1.03%	0.99	%(c)	0.96%
Net investment income (loss)	(0.19)%	(0.21)%	(0.11)%	(0.10)%		0.13%
Portfolio turnover rate	93%	65%	98%	73%		66%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Includes merger expenses of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.58	$18.84	$17.96	$38.84	$29.38

Income (Loss) From Investment Operations:
Net investment income.	0.08	0.12	0.14	0.22	0.27
Net realized and unrealized gain (loss) on investments	(3.43)	3.71	7.74	(17.80)	11.54

Total from investment operations	(3.35)	3.83	7.88	(17.58)	11.81

Less Distributions:	(0.12)	(0.09)	(7.00)	(3.30)	(2.35)

Net Asset Value, end of year	$19.11	$22.58	$18.84	$17.96	$38.84

Total Return(a)	(14.92)%	20.45%	49.35%	(49.98)%	40.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$608.9	$988.4	$652.5	$271.7	$1,054.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.05%	1.02%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.05%	1.02%	1.00%
Net investment income	0.34%	0.65%	0.82%	0.65%	0.76%
Portfolio turnover rate	61%	38%	24%	46%	31%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2011(c)	2010	2009(c)	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.34	$8.19	$6.47	$12.60	$11.55

Income (Loss) From Investment Operations:
Net investment income	0.04	0.03	0.08	0.09	0.05
Net realized and unrealized gain (loss) on investments	(0.36)	1.16	1.74	(4.95)	1.09

Total from investment operations	(0.32)	1.19	1.82	(4.86)	1.14

Less Distributions:	(0.03)	(0.04)	(0.10)	(1.27)	(0.09)

Net Asset Value, end of year	$8.99	$9.34	$8.19	$6.47	$12.60

Total Return(a)	(3.46)%	14.63%	28.43%	(42.33)%	9.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$547.7	$482.5	$443.6	$135.3	$573.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.18%	0.21%	0.20%	0.18%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.18%	0.21%	0.20%	0.18%
Net investment income	0.43%	0.34%	0.95%	0.86%	0.48%
Portfolio turnover rate	193%	48%	53%	77%	41%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST American Century Income & Growth Portfolio, AST BlackRock Global Strategies Portfolio, AST BlackRock Value Portfolio, AST Cohen & Steers Realty Portfolio, AST Federated Aggressive Growth Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST High Yield Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST JPMorgan International Equity Portfolio, AST Large-Cap Value Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST Small Cap Growth Portfolio, AST Small Cap Value Portfolio, AST T. Rowe Price Equity Income Portfolio, AST T. Rowe Price Global Bond Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, and AST Wellington Management Hedged Equity Portfolio, (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2012

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (44) No. of Portfolios Overseen: 84	Senior Vice President and Chief Financial Officer (Since 2007) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Saul K. Fenster, Ph.D. (78) No. of Portfolios Overseen: 84	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Formerly Director (2000-2006) of IDT Corporation.
Delayne Dedrick Gold (73) No. of Portfolios Overseen: 84	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
W. Scott McDonald, Jr., Ph.D. (74) No. of Portfolios Overseen: 84	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None
Thomas T. Mooney (70) No. of Portfolios Overseen: 84	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007) formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien (61) No. of Portfolios Overseen: 84	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Director (since April 2008) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (76) No. of Portfolios Overseen: 84	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen Pelletier (58) No. of Portfolios Overseen: 84	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None
Robert F. Gunia (65) No. of Portfolios Overseen: 84	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (46) Number of Portfolios Overseen: 84	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Timothy S. Cronin, 2009; Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (55) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E3

Board Consideration of New Subadvisory Agreement: AST International Growth Portfolio:

Board Consideration of New Subadvisory Agreement

The Boards of Trustees of Advanced Series Trust (the “Trust”) consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The AST International Growth Portfolio (the “Portfolio”) is a series of the Trust. The Board of Trustees is responsible for the oversight of the Portfolio and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board of Trustees is an Independent Trustee. The Boards of Trustees have established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

At an in-person meeting of the Board held on December 7, 2011, at which all of the Trustees of the Trust were in attendance, including all of the Independent Trustees, the Board approved, based upon the recommendations of Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) a new subadvisory agreement between Jennison Associates LLC (“Jennison”) and the Manager. The Board of Trustees also approved submitting the new subadvisory agreement (the “New Subadvisory Agreement”) to Portfolio shareholders for their approval. Before approving the New Subadvisory Agreement, the Trustees reviewed investment performance and organizational materials regarding Jennison and its proposed portfolio management team and received a formal presentation from the Manager.

At the meeting, the Board received and considered a presentation by the Manager that detailed the reasons why it recommended that the Board appoint Jennison as an additional subadviser for the Portfolio. The Manager recommended that the Board approve a new agreement with Jennison to assume responsibility for managing a portion of the Portfolio’s assets. In approving the agreement, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Portfolio, the profitability of the Manager and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Portfolio and its shareholders.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Marsico and William Blair (the Portfolio’s existing subadvisers) under the current subadvisory agreements and those that would be provided by Jennison under the New Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Marsico, William Blair and Jennison were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Jennison management team. The Board met with representatives from Jennison and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Jennison. The Board noted that because Jennison already provided subadvisory services to several other portfolios of the Trust, it was generally familiar with Jennison’s organizational, compliance and management structure. The Board noted that it received a favorable report from the Chief Compliance Officer of the Trust regarding Jennison’s compliance policies and procedures.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Jennison and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Jennison under the new subadvisory agreement.

Performance

The Board received and considered information regarding the performance of other Trust portfolios managed by Jennison, and other accounts managed by the Jennison portfolio managers that used international growth investment strategies. The Board concluded that it was satisfied with these performance records.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by the Manager to Jennison under the proposed New Subadvisory Agreement. Based on the recent asset levels for the Portfolio, the Board noted that the effective subadvisory fee rate to be paid to Jennison under the proposed subadvisory arrangements were lower than the effective subadvisory fee rate paid to Marsico, but higher than the effective subadvisory fee rate paid to William Blair under the current subadvisory arrangements. The Board also noted that the Manager pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. The Board indicated that the net investment management fees to be retained by the Manager under the proposed subadvisory arrangements would be reviewed in connection with future annual reviews of the Trust’s advisory agreements. Overall, the Board concluded that the proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Profitability

Because the engagement of Jennison with respect to the Portfolio was new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with any proposed future renewal of the Trust’s investment management agreements or the subadvisory agreement for the Portfolio.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Jennison and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to Jennison’s reputation. The Board concluded that the benefits to be derived by Jennison were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

After full consideration of these factors, the Board concluded that the approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its shareholders and recommended that shareholders of the Portfolio vote to approve the New Subadvisory Agreement.*

*	Note: A shareholder meeting to consider the New Subadvisory Agreement is scheduled for March 15, 2012.

Board Consideration of New Subadvisory Agreement: AST Small Cap Growth Portfolio

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of ten individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The AST Small Cap Growth Portfolio (the “Portfolio”) is a series of the Trust. The Board is responsible for the oversight of the Trust and each of its Portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee.

Approval of a New Subadvisory Agreement

At a December 6-8, 2011 meeting of the Board of Trustees, including all of the Independent Trustees, considered and approved a new subadvisory agreement with Emerald Mutual Fund Advisers Trust (“Emerald” or the “Subadviser”), which will serve as a second subadviser for AST Small Cap Growth Portfolio to complement Eagle Asset Management Inc., the current subadviser for the Portfolio.

In approving the agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadviser; any relevant comparable performance information; the fees proposed to be paid by Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) to the Subadviser under the agreement; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on December 6-8, 2011. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreement.

The Trustees determined that the overall arrangements between the Manager and the Subadviser, pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreement are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services that would be provided by Emerald to the Portfolio under the new subadvisory agreement. With respect to the quality of services, the Board considered, among other things, the background and experience of the Emerald portfolio managers for the Portfolio. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding Emerald.

The Board concluded that with respect to Emerald, based on the nature of the proposed services to be rendered, the background information that it reviewed about Emerald, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Emerald.

Performance

The Board considered the performance of other accounts managed by Emerald utilizing an investment style and strategy similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of Emerald in the proposal strategy.

Fee Rates

The Board considered the proposed subadvisory fees of 0.45% of the Portfolio’s first $100 million of average daily net assets, and 0.40% of the Portfolio’s average daily net assets in excess of $100 million to be paid by the Manager to the Subadviser. The Board noted that the proposed fee for Emerald is based on combined assets that include the assets of another fund subadvised by the Manager and that the rate is substantially similar to the rate paid to the other subadviser to the Portfolio. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of Emerald is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board also noted that it will consider profitability in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board considered the potential for Emerald to experience economies of scale as the amount of assets of the Portfolio managed by the new subadviser increased in size. The Board considered that the proposed subadvisory fee for Emerald would include breakpoints in the fee rate paid by the Manager to Emerald, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets of the Portfolio managed by Emerald increased in size. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits that might be received by Emerald in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Emerald included potential access to larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that the approval of the subadvisory agreement was in the best interests of the Portfolio.

Board Consideration of New Subadvisory Agreement: AST T. Rowe Price Equity Income Portfolio:

Board Consideration of New Subadvisory Agreement

The Board of Advanced Series Trust (the “Trust”) consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The AST T. Rowe Price Equity Income Portfolio is a series of the Trust. The Board is responsible for the oversight of the Trust and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

At a September 26-28, 2011 meeting of the Board of Trustees, including all of the Independent Trustees, the Board considered and approved a new subadvisory agreement between Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) and T. Rowe Price Associates, Inc. (“T. Rowe” or the “Subadviser”) with respect to the AST AllianceBernstein Core Value Portfolio (the “Portfolio”). The Board approved the replacement of the current subadviser for the Portfolio, AllianceBernstein L.P. (“AllianceBernstein”).

In approving the agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadviser; performance information; the fees proposed to be paid by the Manager to the Subadviser under the agreement; and the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on September 26-28, 2011, including information regarding the performance of the Portfolio with AllianceBernstein as the subadviser, T. Rowe, the proposed portfolio management team and the proposed strategy. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreement.

The Trustees determined that the overall arrangements between the Manager and the Subadviser, which will serve as the Portfolio’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreement are discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services that would be provided by T. Rowe to the Portfolio under the new subadvisory agreement, noting that the nature and extent of services under the existing agreement and new agreement were generally similar in that AllianceBernstein and T. Rowe were each required to provide day-to-day portfolio management services and comply with all Portfolio policy and applicable rules and regulations. The Manager also noted that T. Rowe currently subadvises several other Prudential insurance funds (collectively, the “T. Rowe Funds”).

With respect to the quality of services, the Board considered, among other things, the background and experience of the T. Rowe portfolio managers for the Portfolio. The Board received a report from the Manager and a representative of T. Rowe. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to T. Rowe in connection with the renewal of the relevant subadvisory agreements for the T. Rowe Funds at the June 15-17, 2011 meetings and updated information at the September 26-28, 2011 meetings. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding T. Rowe.

The Board concluded that it was satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by T. Rowe and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by T. Rowe under the new agreement.

Performance

The Board received and considered information regarding T. Rowe’s investment performance in managing funds and accounts that use investment strategies similar to those proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of the Subadviser in the proposed strategy.

Fee Rates

The Board considered the proposed subadvisory fee rate payable from the Manager to T. Rowe and the new agreement. The Board considered that the subadvisory fee rate for T. Rowe was higher than that for AllianceBernstein. The Board concluded that any change to the net investment management fee to be retained by the Manager under the new agreement would be reviewed in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of T. Rowe as Subadviser for the Portfolio is new, there was no historical profitability information to be reviewed with respect to the proposed subadvisory arrangement for the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the engagement of T. Rowe as Subadviser for the Portfolio is new, there was no historical economies of scale information to be reviewed with respect to the proposed subadvisory arrangement for the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Other Benefits to the Subadviser or its Affiliates

The Board considered potential “fall-out” or ancillary benefits that might be received by the Subadviser in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Subadviser were similar to benefits derived by the Subadviser in connection with their management of the T. Rowe Funds, which are reviewed on an annual basis. The Board concluded that the benefits to be derived by T. Rowe were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

After full consideration of these factors, the Board concluded that the approval of the subadvisory agreement was in the interests of the Portfolio.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID DWIGHT, IL PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To learn more about Prudential Financial, go to www.prudential.com, or scan the code below.

0218854-00002-00    AST-AR-C

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2011 and December 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,889,000 and $1,669,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended December 31, 2011, KPMG billed the Registrant $9,250 for professional services rendered in connection with the evaluation of certain United States federal tax issues attendant to the April 29, 2011 merger of The Prudential Series Fund – SP Growth Asset Allocation Portfolio into Advanced Series Trust – AST BlackRock Global Strategies Portfolio. Not applicable for the fiscal year ended December 31, 2010.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date: February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen Pelletier
Stephen Pelletier
President and Principal Executive Officer

Date: February 15, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date: February 15, 2012